RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                   Depositor,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                         BANK ONE, NATIONAL ASSOCIATION

                                     Trustee




                         POOLING AND SERVICING AGREEMENT

                           Dated as of October 1, 2001




                 Mortgage Asset-Backed Pass-Through Certificates

                                 Series 2001-RS3



                                      TABLE OF CONTENTS



ARTICLE I

DEFINITIONS
        Section 1.01. Definitions............................................................5
               Accrued Certificate Interest..................................................5
               Adjusted Mortgage Rate........................................................6
               Adjustment Date...............................................................6
               Advance.......................................................................6
               Affiliate.....................................................................6
               Agreement.....................................................................6
               Amount Held for Future Distribution...........................................6
               Appraised Value...............................................................6
               Arrearage.....................................................................7
               Assignment....................................................................7
               Assignment Agreement..........................................................7
               Assignment of Proprietary Lease...............................................7
               Balloon Loan..................................................................7
               Balloon Payment...............................................................7
               Bankruptcy Code...............................................................7
               Bankruptcy Loss...............................................................7
               Basis Risk Shortfall..........................................................7
               Basis Risk Shortfall Carry-Forward Amount.....................................7
               Book-Entry Certificate........................................................8
               Business Day..................................................................8
               Calendar Quarter..............................................................8
               Certificate...................................................................8
               Certificate Account...........................................................8
               Certificate Account Deposit Date..............................................8
               Certificateholder or Holder...................................................8
               Certificate Insurer Premium...................................................9
               Certificate Insurer Premium Modified Rate.....................................9
               Certificate Insurer Premium Rate..............................................9
               Certificate Owner.............................................................9
               Certificate Principal Balance.................................................9
               Certificate Register and Certificate Registrar...............................10
               Class........................................................................10
               Class A Certificates.........................................................10
               Class A-I Certificates.......................................................10
               Class A-I-1 Certificate......................................................10
               Class A-I-2 Certificate......................................................10
               Class A-I-3 Certificate......................................................10
               Class A-I-4 Certificate......................................................10


                                              i




               Class A-I-5 Certificate......................................................11
               Class A-I-5 Lockout Distribution Amount......................................11
               Class A-I-5 Lockout Percentage...............................................11
               Class A-I-5 Pro Rata Distribution Amount.....................................11
               Class A-I-IO Certificate.....................................................11
               Class A-II Certificate.......................................................12
               Class A-II Margin............................................................12
               Class R Certificate..........................................................12
               Class R-I Certificate........................................................12
               Class R-II Certificate.......................................................12
               Class R-III Certificate......................................................12
               Class R-IV Certificate.......................................................12
               Class SB Certificates........................................................12
               Class SB-I Certificate.......................................................12
               Class SB-II Certificate......................................................12
               Closing Date.................................................................13
               Code.........................................................................13
               Compensating Interest........................................................13
               Converted Mortgage Loan......................................................13
               Cooperative..................................................................13
               Cooperative Apartment........................................................13
               Cooperative Lease............................................................13
               Cooperative Loans............................................................13
               Cooperative Stock............................................................13
               Cooperative Stock Certificate................................................13
               Corporate Trust Office.......................................................14
               Curtailment..................................................................14
               Custodial Account............................................................14
               Custodial Agreement..........................................................14
               Custodian....................................................................14
               Cut-off Date.................................................................14
               Cut-off Date Balance.........................................................14
               Cut-off Date Principal Balance...............................................14
               Debt Service Reduction.......................................................14
               Deferred Interest............................................................14
               Deficiency Amount............................................................14
               Deficient Valuation..........................................................15
               Definitive Certificate.......................................................15
               Deleted Mortgage Loan........................................................15
               Delinquency Ratio............................................................15
               Delinquent...................................................................15
               Depository...................................................................15
               Depository Participant.......................................................16
               Destroyed Mortgage Note......................................................16
               Determination Date...........................................................16
               Disqualified Organization....................................................16


                                       ii




               Distribution Date............................................................16
               Due Date.....................................................................16
               Due Period...................................................................16
               Eligible Account.............................................................16
               ERISA........................................................................17
               Event of Default.............................................................17
               Excess Overcollateralization Amount..........................................17
               Excess Realized Loss.........................................................17
               Extraordinary Events.........................................................17
               Fannie Mae...................................................................18
               FASIT........................................................................18
               FDIC.........................................................................18
               FHA..........................................................................18
               Final Distribution Date......................................................18
               Final Scheduled Distribution Date............................................18
               Fitch........................................................................18
               Foreclosure Profits..........................................................18
               Foreclosure Restricted Loan..................................................19
               Fraud Losses.................................................................19
               Freddie Mac..................................................................19
               Gross Margin.................................................................19
               Group I Adjusted Net WAC Rate................................................19
               Group I Available Distribution Amount........................................20
               Group II Available Distribution Amount.......................................20
               Group I Bankruptcy Amount....................................................20
               Group II Bankruptcy Amount...................................................21
               Group I Cumulative Insurance Payments........................................21
               Group II Cumulative Insurance Payments.......................................21
               Group I Cut-off Date Balance.................................................21
               Group II Cut-off Date Balance................................................21
               Group I Diverted Excess Spread...............................................21
               Group II Diverted Excess Spread..............................................21
               Group I Excess Bankruptcy Loss...............................................22
               Group II Excess Bankruptcy Loss..............................................22
               Group I Excess Cash Flow.....................................................22
               Group II Excess Cash Flow....................................................22
               Group I Excess Fraud Loss....................................................22
               Group II Excess Fraud Loss...................................................22
               Group I Excess Loss..........................................................22
               Group II Excess Loss.........................................................22
               Group I Excess Overcollateralization Amount..................................22
               Group II Excess Overcollateralization Amount.................................22
               Group I Excess Special Hazard Loss...........................................22
               Group II Excess Special Hazard Loss..........................................22
               Group I Extraordinary Losses.................................................22
               Group II Extraordinary Losses................................................22
               Group I Fraud Loss Amount....................................................23
               Group II Fraud Loss Amount...................................................23
               Group I Interest Distribution Amount.........................................24


                                             iii




               Group I Loan.................................................................24
               Group II Loan................................................................24
               Group I Optional Termination Date............................................24
               Group II Optional Termination Date...........................................24
               Group I Overcollateralization Amount.........................................24
               Group II Overcollateralization Amount........................................24
               Group I Overcollateralization Increase Amount................................24
               Group II Overcollateralization Increase Amount...............................24
               Group I Overcollateralization Reduction Amount...............................25
               Group II Overcollateralization Reduction Amount..............................25
               Group I Pool Stated Principal Balance........................................25
               Group II Pool Stated Principal Balance.......................................25
               Group I Principal Distribution Amount........................................25
               Group II Principal Distribution Amount.......................................25
               Group I Required Overcollateralization Amount................................26
               Group II Required Overcollateralization Amount...............................26
               Group I Special Hazard Amount................................................27
               Group II Special Hazard Amount...............................................27
               Group I Stepdown Date........................................................28
               Group II Stepdown Date.......................................................28
               Group I Uncertificated Regular Interests.....................................28
               Group II Uncertificated Regular Interests....................................28
               Group I Weighted Average Net Mortgage Rate...................................28
               Group II Weighted Average Net Mortgage Rate..................................28
               Group II Weighted Average Actual/360 Net Mortgage Rate.......................28
               Hazardous Materials..........................................................28
               High Cost Loan...............................................................29
               HomeComings..................................................................29
               Independent..................................................................29
               Index........................................................................29
               Initial Certificate Principal Balance........................................29
               Insurance Account............................................................29
               Insurance Agreement..........................................................29
               Insurance Proceeds...........................................................29
               Insured Amount...............................................................29
               Insurer......................................................................29
               Insurer Account..............................................................30
               Insurer Default..............................................................30
               Interest Accrual Period......................................................30
               Interim Certification........................................................30
               Interested Person............................................................30
               Late Collections.............................................................30
               Late Payment Rate............................................................30
               LIBOR........................................................................30
               LIBOR Business Day...........................................................30
               LIBOR Certificates...........................................................31
               LIBOR Rate Adjustment Date...................................................31


                                       iv




               Liquidation Proceeds.........................................................31
               Loan-to-Value Ratio..........................................................31
               Marker Rate..................................................................31
               Maturity Date................................................................31
               Maximum Class A-I-1 Rate.....................................................32
               Maximum Class A-II Rate......................................................32
               Maximum Mortgage Rate........................................................32
               Maximum Net Mortgage Rate....................................................32
               MERS.........................................................................32
               MERS(R)System................................................................32
               MIN..........................................................................32
               Minimum Mortgage Rate........................................................32
               Modified Mortgage Loan.......................................................32
               MOM Loan.....................................................................32
               Monthly Payment..............................................................32
               Moody's......................................................................33
               Mortgage.....................................................................33
               Mortgage File................................................................33
               Mortgage Loan Accrued Interest...............................................33
               Mortgage Loan Schedule.......................................................33
               Mortgage Loans...............................................................34
               Mortgage Note................................................................34
               Mortgage Rate................................................................35
               Mortgaged Property...........................................................35
               Mortgagor....................................................................35
               Neg Am Loan..................................................................35
               Net Collections..............................................................35
               Net Mortgage Rate............................................................35
               Non-Primary Residence Loans..................................................35
               Non-United States Person.....................................................35
               Nonrecoverable Advance.......................................................35
               Nonsubserviced Mortgage Loan.................................................36
               Note Margin..................................................................36
               Notice.......................................................................36
               Notional Amount..............................................................36
               Officers' Certificate........................................................36
               Opinion of Counsel...........................................................36
               Outstanding Mortgage Loan....................................................37
               Ownership Interest...........................................................37
               Pass-Through Rate............................................................37
               Paying Agent.................................................................38
               Percentage Interest..........................................................38
               Periodic Cap.................................................................38
               Permitted Investments........................................................38
               Permitted Transferee.........................................................39
               Person.......................................................................39
               Policy.......................................................................39


                                              v




               Prepayment Assumption........................................................40
               Prepayment Interest Shortfall................................................40
               Prepayment Period............................................................40
               Primary Insurance Policy.....................................................40
               Principal Prepayment.........................................................40
               Principal Prepayment in Full.................................................40
               Program Guide................................................................40
               Purchase Price...............................................................40
               Qualified Insurer............................................................41
               Qualified Substitute Mortgage Loan...........................................41
               Rating Agency................................................................41
               Realized Loss................................................................41
               Record Date..................................................................42
               Regular Certificates.........................................................42
               Regular Interest.............................................................42
               Relief Act...................................................................42
               REMIC........................................................................42
               REMIC Administrator..........................................................42
               REMIC I......................................................................42
               REMIC I Regular Interests....................................................43
               REMIC I Regular Interest LT-A-1..............................................43
               REMIC I Regular Interest LT-A-2..............................................43
               REMIC I Regular Interest LT-A-3..............................................43
               REMIC II.....................................................................43
               REMIC II Regular Interest....................................................43
               REMIC II Regular Interest LT-B...............................................43
               REMIC III....................................................................44
               REMIC III Group I Diverted Excess Spread.....................................44
               REMIC III Group II Diverted Excess Spread....................................44
               REMIC III Group I Interest Loss Allocation Amount............................44
               REMIC III Group II Interest Loss Allocation Amount...........................44
               REMIC III Group I Overcollateralized Amount..................................44
               REMIC III Group II Overcollateralized Amount.................................44
               REMIC III Group I Principal Loss Allocation Amount...........................44
               REMIC III Group II Principal Loss Allocation Amount..........................44
               REMIC III Group I Regular Interests..........................................44
               REMIC III Group II Regular Interests.........................................45
               REMIC III Group I Required Overcollateralization Amount......................45
               REMIC III Group II Required Overcollateralized Amount........................45
               REMIC III Regular Interest LT1-I.............................................45
               REMIC III Regular Interest MT-I-2............................................45
               REMIC III Regular Interest MT-I-3............................................45
               REMIC III Regular Interest MT-I-4............................................45
               REMIC III Regular Interest MT-I-5............................................45
               REMIC III Regular Interest MT-I-6............................................45
               REMIC III Regular Interest MT-I-7............................................45
               REMIC III Regular Interest MT-I-7 Maximum Interest Deferral Amount...........46


                                       vi




               REMIC III Regular Interest MT-I-IO...........................................46
               REMIC III Regular Interest MT-II-1...........................................46
               REMIC III Regular Interest MT-II-2...........................................46
               REMIC III Regular Interest MT-II-3...........................................46
               REMIC III Regular Interest MT-II-3 Maximum Interest Deferral Amount..........46
               REMIC IV.....................................................................47
               REMIC Provisions.............................................................47
               REO Acquisition..............................................................47
               REO Disposition..............................................................47
               REO Imputed Interest.........................................................47
               REO Property.................................................................47
               Re-Performing Loans..........................................................47
               Repurchase Event.............................................................47
               Repurchase Price.............................................................48
               Request for Release..........................................................48
               Required Insurance Policy....................................................48
               Reserve Fund.................................................................48
               Reserve Fund Deposit.........................................................48
               Reserve Fund Residual Right..................................................48
               Residential Funding..........................................................48
               Responsible Officer..........................................................48
               Rolling Six-Month Delinquency Ratio..........................................49
               Security Agreement...........................................................49
               Servicer Bailee Loan.........................................................49
               Servicing Accounts...........................................................49
               Servicing Advances...........................................................49
               Servicing Fee................................................................49
               Servicing Fee Rate...........................................................49
               Servicing Modification.......................................................49
               Servicing Officer............................................................49
               Servicing Trigger............................................................50
               Simple Interest Loan.........................................................50
               Special Hazard Loss..........................................................50
               Standard & Poor's............................................................50
               Startup Date.................................................................50
               Stated Principal Balance.....................................................50
               Subordination................................................................51
               Subserviced Mortgage Loan....................................................51
               Subservicer..................................................................51
               Subservicer Advance..........................................................51
               Subservicing Account.........................................................51
               Subservicing Agreement.......................................................51
               Subservicing Fee.............................................................51
               Tax Returns..................................................................51
               Transfer.....................................................................51
               Transferee...................................................................52
               Transferor...................................................................52


                                             vii




               Trust Fund...................................................................52
               Twelve-Month Loss Amount.....................................................52
               Uniform Single Attestation Program for Mortgage Bankers......................52
               Uncertificated Accrued Interest..............................................52
               Uncertificated Notional Amount...............................................53
               Uncertificated Pass-Through Rate.............................................53
               Uncertificated Principal Balance.............................................53
               Uncertificated Regular Interests.............................................53
               Uncertificated REMIC I Pass-Through Rate.....................................53
               Uncertificated REMIC II Pass-Through Rate....................................53
               Uncertificated REMIC III Pass-Through Rate...................................53
               Uninsured Cause..............................................................54
               VA...........................................................................54
               Voting Rights................................................................54
        Section 1.02. Determination of LIBOR................................................54


ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;
ORIGINAL ISSUANCE OF CERTIFICATES
        Section 2.01. Conveyance of Mortgage Loans..........................................56
        Section 2.02. Acceptance by Trustee.................................................60
        Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the
        Depositor...........................................................................61
        Section 2.04. Representations and Warranties of Residential Funding.................63
        Section 2.05. Execution and Authentication of Certificates; Conveyance of Uncertificated
                      REMIC Regular Interests...............................................65


ARTICLE III

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
        Section 3.01. Master Servicer to Act as Servicer....................................67
        Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers;
                      Enforcement of Subservicers' Obligations..............................68
        Section 3.03. Successor Subservicers................................................69
        Section 3.04. Liability of the Master Servicer......................................70
        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
                      Certificateholders....................................................70
        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee.......70
        Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial
                      Account...............................................................71
        Section 3.08. Subservicing Accounts; Servicing Accounts.............................73
        Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage
                      Loans.................................................................74
        Section 3.10. Permitted Withdrawals from the Custodial Account......................74


                                      viii




        Section 3.11. Maintenance of Primary Insurance Coverage.............................76
        Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage.....76
        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and Modification
                      Agreements; Certain Assignments.......................................78
        Section 3.14. Realization Upon Defaulted Mortgage Loans.............................80
        Section 3.15. Trustee to Cooperate; Release of Mortgage Files.......................83
        Section 3.16. Servicing and Other Compensation; Compensating Interest...............84
        Section 3.17. Reports to the Trustee and the Depositor..............................85
        Section 3.18. Annual Statement as to Compliance.....................................85
        Section 3.19. Annual Independent Public Accountants' Servicing Report...............86
        Section 3.20. Right of the Depositor in Respect of the Master Servicer..............86


ARTICLE IV

PAYMENTS TO CERTIFICATEHOLDERS
        Section 4.01. Certificate Account...................................................88
        Section 4.02. Distributions.........................................................88
        Section 4.03. Statements to Certificateholders......................................98
        Section 4.04. Distribution of Reports to the Trustee and the Depositor; Advances by the
                      Master Servicer......................................................100
        Section 4.05. Allocation of Realized Losses........................................102
        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property........103
        Section 4.07. Optional Purchase of Defaulted Mortgage Loans........................104
        Section 4.08. The Policy...........................................................104
        Section 4.09. Distribution of Basis Risk Shortfall Carry-Forward Amount; Reserve Fund
                                                                                           105
        Section 4.10. Special Report to Insurer............................................106


ARTICLE V

THE CERTIFICATES
        Section 5.01. The Certificates.....................................................107
        Section 5.02. Registration of Transfer and Exchange of Certificates................108
        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates....................113
        Section 5.04. Persons Deemed Owners................................................113
        Section 5.05. Appointment of Paying Agent..........................................113



ARTICLE VI

THE DEPOSITOR AND THE MASTER SERVICER
        Section 6.01. Respective Liabilities of the Depositor and the Master Servicer......115
        Section 6.02. Merger or Consolidation of the Depositor or the Master Servicer; Assignment
                      of Rights and Delegation of Duties by Master Servicer................115


                                       ix




        Section 6.03. Limitation on Liability of the Depositor, the Master Servicer and Others
                       ....................................................................116
        Section 6.04. Depositor and Master Servicer Not to Resign..........................116


ARTICLE VII

DEFAULT
        Section 7.01. Events of Default....................................................118
        Section 7.02. Trustee or Depositor to Act; Appointment of Successor................119
        Section 7.03. Notification to Certificateholders...................................121
        Section 7.04. Waiver of Events of Default..........................................121
        Section 7.05. Servicing Trigger; Removal of Master Servicer........................121


ARTICLE VIII

CONCERNING THE TRUSTEE
        Section 8.01. Duties of Trustee....................................................123
        Section 8.02. Certain Matters Affecting the Trustee................................124
        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans................126
        Section 8.04. Trustee May Own Certificates.........................................126
        Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses; Indemnification
                       ....................................................................126
        Section 8.06. Eligibility Requirements for Trustee.................................127
        Section 8.07. Resignation and Removal of the Trustee...............................127
        Section 8.08. Successor Trustee....................................................128
        Section 8.09. Merger or Consolidation of Trustee...................................129
        Section 8.10. Appointment of Co-Trustee or Separate Trustee........................129
        Section 8.11. Appointment of Custodians............................................130


ARTICLE IX

TERMINATION
        Section 9.01. Termination Upon Purchase by the Master Servicer or Liquidation of All
                      Mortgage Loans.......................................................131
        Section 9.02. Additional Termination Requirements..................................133


ARTICLE X

REMIC PROVISIONS
        Section 10.01.REMIC Administration.................................................135
        Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification
                                                                                           138



                                              x





ARTICLE XI

MISCELLANEOUS PROVISIONS
        Section 11.01.Amendment............................................................140
        Section 11.02.Recordation of Agreement; Counterparts...............................142
        Section 11.03.Limitation on Rights of Certificateholders...........................143
        Section 11.04.Governing Law........................................................143
        Section 11.05. Notices.............................................................143
        Section 11.06.Notices to Rating Agencies and the Insurer...........................144
        Section 11.07.Severability of Provisions...........................................145
        Section 11.08.Supplemental Provisions for Resecuritization.........................145
        Section 11.09.Rights of the Insurer................................................146





Exhibit A      Form of Class A Certificate
Exhibit B      Form of Class SB Certificate
Exhibit C      [Reserved]
Exhibit D      Form of Class R Certificate
Exhibit E      Form of Custodial Agreement
Exhibit F-1    Group I Loan Schedule
Exhibit F-2    Group II Loan Schedule
Exhibit G      Forms of Request for Release
Exhibit H-1    Form of Transfer Affidavit and Agreement
Exhibit H-2    Form of Transferor Certificate
Exhibit I      Form of Investor Representation Letter
Exhibit J      Form of Transferor Representation Letter
Exhibit K      Text of Amendment to Pooling and Servicing Agreement Pursuant
                        to Section  11.01(e) for a Limited Guaranty
Exhibit L      Form of Limited Guaranty
Exhibit M      Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N      Form of Rule 144A Investment Representation
Exhibit O      High Cost Loans
Exhibit P      Form of ERISA Letter
Exhibit Q      Certificate Guaranty Insurance Policy
Exhibit R      List of Re-Performing Loans
Exhibit S      List of Foreclosure Restricted Loans

        This Pooling and Servicing Agreement, effective as of October 1, 2001, among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as the depositor (together with its permitted successors and assigns, the "Depositor"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and BANK ONE, NATIONAL ASSOCIATION, a national banking association (formerly known as The First National Bank of Chicago), as trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Depositor intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in thirteen classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein).

                                           REMIC I

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Group I Loans and certain other related assets (exclusive of the Reserve Fund) subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC I Pass- Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC I (the "REMIC I Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC I Regular Interest shall be the Distribution Date following the last scheduled monthly payment of the Group I Mortgage Loans. None of the REMIC I Regular Interests will be certificated.


                                               UNCERTIFICATED REMIC I       LATEST POSSIBLE
    DESIGNATION         PASS-THROUGH RATE         PRINCIPAL BALANCE          MATURITY DATE
       LT-A-1              Variable(1)       $         329,669,492.00       October 25, 2031
       LT-A-2              Variable(1)       $           9,423,000.00       October 25, 2031
       LT-A-3              Variable(1)       $                   37,677,000.October 25, 2031
---------------
(1)     Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                    REMIC II

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Group II Loans and certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC II Pass-Through Rate") and initial Uncertificated Principal Balance for the "regular interest" in

REMIC II (the "REMIC II Regular Interest"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for the REMIC II Regular Interest shall be the Distribution Date following the last scheduled monthly payment of the Group II Mortgage Loans. The REMIC II Regular Interest will not be certificated.





                                               UNCERTIFICATED REMIC II      LATEST POSSIBLE
    DESIGNATION         PASS-THROUGH RATE         PRINCIPAL BALANCE          MATURITY DATE
        LTB                Variable(1)       $       148,231,351.00         October 25, 2031
---------------
(1)     Calculated as provided in the definition of Uncertificated REMIC II Pass-Through Rate.

                                          REMIC III

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the REMIC I Regular Interests and the REMIC II Regular Interests (exclusive of the Reserve Fund) subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC III." The Class R-III Certificates will represent the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC III Pass-Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC III (the "REMIC III Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC III Regular Interest shall be the Distribution Date following the last scheduled monthly payment of the Group I Mortgage Loans and the Group II Mortgage Loans. None of the REMIC III Regular Interests will be certificated.


                                              UNCERTIFICATED REMIC III      LATEST POSSIBLE
    DESIGNATION         PASS-THROUGH RATE         PRINCIPAL BALANCE          MATURITY DATE
       MT-I-1              Variable(1)                     $369,234,102.16  October 25, 2031
       MT-I-2              Variable(1)                      1,388,000.00    October 25, 2031
       MT-I-3              Variable(1)                        758,000.00    October 25, 2031
       MT-I-4              Variable(1)                        500,000.00    October 25, 2031
       MT-I-5              Variable(1)                        744,920.00    October 25, 2031
       MT-I-6              Variable(1)                        376,770.00    October 25, 2031
       MT-I-7              Variable(1)                      3,767,699.84    October 25, 2031
      MT-I-IO                 6.00%                               0.00(2)   October 25, 2031
      MT-II-1              Variable(1)                    145,266,723.98    October 25, 2031
      MT-II-2              Variable(1)                      1,482,310.00    October 25, 2031
      MT-II-3              Variable(1)                      1,482,317.02    October 25, 2031
---------------
(1)     Calculated as provided in the definition of Uncertificated REMIC III Pass-Through Rate.


(2) REMIC III Regular Interest MT-I-IO does not have an Uncertificated Principal Balance. For the purpose of calculating interest payments, interest will accrue on a notional amount initially equal to $47,100,000.00.

                                    REMIC IV

        As provided herein, the REMIC Administrator will elect to treat the segregated pool of assets consisting of the REMIC III Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC IV. The Class R-IV Certificates will represent the sole class of "residual interests" in REMIC IV for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Pass- Through Rate, aggregate Initial Certificate Principal Balance, certain features, Maturity Date and initial ratings for each Class of Certificates comprising the interests representing "regular interests" in REMIC
IV. The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC IV Regular Certificates shall be the Distribution Date following the last scheduled monthly payment of the Group I Mortgage Loans and the Group II Mortgage Loans, except for the Class A-I-IO Certificates for which it shall be the 30th Distribution Date.


                         PASS-THROUGH-AGGREGATE INITIAL  FEATURES
                            RATE       CERTIFICATE
 DESIGNATION     TYPE               PRINCIPAL BALANCE              MATURITY DATE  INITIAL RATINGS
 -----------     ----                -----------------              -------------  ---------------
                                                                                    S&P    MOODY'S
                                                                    Senior/
 Class A-I-1    Senior  Adjustable(1)(2)        ($138,800,000.00  Adjustable
                                                                    Rate      October 25, 2031 AAA      Aaa
 Class A-I-2    Senior    4.60%(2)              $  75,800,000.00    Senior    October 25, 2031 AAA      Aaa
 Class A-I-3    Senior    5.50%(2)              $  50,000,000.00    Senior    October 25, 2031 AAA      Aaa
 Class A-I-4    Senior   6.29%(2)(3)            $  74,492,000.00    Senior    October 25, 2031 AAA      Aaa
 Class A-I-5    Senior    5.70%(2)              $  37,677,000.00Senior/LockoutOctober 25, 2031 AAA      Aaa
                                                                Senior/Interes
Class A-I-IO    Senior   6.00%(2)(4)            $           0.00(6)  Only     April 25, 2004   AAA      Aaa
                           Senior/
 Class A-II     Senior  Adjustable(2)           ($148,231,000.00 Adjustable RateOctober 25, 2031 AAA      Aaa
 Class SB-I   SubordinatAdjustable(5)           $         492.03 Subordinate  October 25, 2031 N/R      N/R
 Class SB-II  SubordinatAdjustable(5)           $         350.80 Subordinate  October 25, 2031 N/R      N/R
  Class R-I    Residual      N/A                  N/A   Residual   October 25, 2031 N/R      N/R
 Class R-II    Residual      N/A                  N/A   Residual   October 25, 2031 N/R      N/R
 Class R-III   Residual      N/A                  N/A   Residual   October 25, 2031 N/R      N/R
 Class R-IV    Residual      N/A                  N/A   Residual   October 25, 2031 N/R      N/R


---------------

(1)  Calculated in accordance with the definition of "Pass-Through Rate" herein.

(2) Subject to a cap as described in the definition of "Pass-Through Rate" herein. Calculated in accordance with the definition of "Pass-Through Rate" herein.

(3) On and after the first Distribution Date after the first possible Group I Optional Termination Date, the Pass-Through Rate on the Class A-I-4 Certificates will increase by a per annum rate equal to 0.50%. On and after the first Distribution Date after the first possible Group II Optional Termination Date, the margin on the Class A-II Certificates will double.
(4) The Pass-Through Rate for the Class A-I-IO Certificates will be 6.00% per annum for the November 2001 through April 2004 Distribution Dates. The Class A-I-IO Certificates will only be entitled to interest for the first 30 Distribution Dates.
(5) The Class SB Certificates will accrue interest as described in the definition of Accrued Certificate Interest. The Class SB Certificates will not accrue interest on their Certificate Principal Balance.

(6) The Class A-I-IO Certificates do not have a principal balance. For the purpose of calculating interest payments, interest will accrue on a notional amount equal to the lesser of (a) $47,100,000 for the November 2001 through January 2004 Distribution Dates, and $37,677,000 for the February 2004 through April 2004 Distribution Dates and (b) the aggregate principal balance of the Mortgage Loans in Loan Group I.

        The Group I Loans have an aggregate Cut-off Date Principal Balance equal to approximately $376,769,492. The Group I Loans are fixed-rate, fully amortizing and balloon payment, first lien and second lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years. The Group II Loans have an aggregate Cut-off Date Principal Balance equal to approximately $148,231,351. The Group II Loans are adjustable-rate, fully amortizing, balloon payment and negatively amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years.

        In  consideration  of  the  mutual  agreements  herein  contained,   the
Depositor, the Master Servicer and the Trustee agree as follows:

                                          ARTICLE I

                                         DEFINITIONS

        Section 1.01. Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accrued Certificate Interest: With respect to each Distribution Date and the Class A Certificates, interest accrued during the preceding Interest Accrual Period at the related Pass- Through Rate less interest shortfalls from the Mortgage Loans, if any, allocated thereto for such Distribution Date, to the extent not covered by Subordination, on the Certificate Principal Balance thereof immediately prior to such Distribution Date (or in the case of the first Distribution Date, the Cut-off Date). Accrued Certificate Interest on the Class A Certificates will be reduced by:

        (i) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) of Excess Realized Losses on the Group I Loans and the Group II Loans,
        respectively,   to  the  extent   allocated  to  the  related   Class  A
        Certificates,

        (ii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Realized Losses,

        (iii) with respect to the Class A-II Certificates, Deferred Interest to the extent allocated to Accrued Certificate Interest pursuant to Section 4.02(j) and

        (iv) any other interest shortfalls on the Group I Loans and the Group II Loans, respectively, other than Prepayment Interest Shortfalls, including interest that is not collectible from the Mortgagor for the related Due Period pursuant to the Relief Act or similar legislation or regulations as in effect from time to time, with all such reductions allocated on the Group I Loans to the Class A-I Certificates on a pro rata basis, and allocated on the Group II Loans to the Class A-II Certificates, in reduction of the Accrued Certificate Interest which would have resulted absent such reductions.

        With respect to each Distribution Date and the Class SB Certificates, interest accrued during the preceding Interest Accrual Period at the related Pass-Through Rate on the Notional Amount as specified in the definition of Pass-Through Rate, immediately prior to such Distribution Date in each case, reduced by any interest shortfalls with respect to the related Loan Group including Prepayment Interest Shortfalls to the extent not covered by Compensating Interest pursuant to Section 3.16 or by Group I or Group II Excess Cash Flow pursuant to clauses (vi), (vii), (x), (xi) and (xii) of Section 4.02(c) and (d). In addition, Accrued Certificate Interest with respect to each Distribution Date, as to the Class SB Certificates, shall be reduced by an amount equal to the interest portion of Realized Losses allocated to the Overcollateralization Amount pursuant to Section 4.05 hereof. Accrued Certificate Interest on the Class A-I Certificates (other than the Class A-I-1 Certificates) and Class

SB-I Certificates shall accrue on the basis of a 360-day year consisting of twelve 30-day months. Accrued Certificate Interest on the Class A-I-1 Certificates, Class A-II Certificates and Class SB-II Certificates shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Adjustment Date: As to each adjustable rate Mortgage Loan, each date set forth in the related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

        Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the Due Date in the related Due Period.

        Appraised Value: As to any Mortgaged Property, one of the following: (i) the lesser of (a) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and
(b) the sales price of the Mortgaged Property at such time of origination, (ii) in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan, one of (1) the appraised value based upon the appraisal made at the time of origination of the loan which was refinanced or modified, (2) the appraised value determined in an appraisal made at the time of refinancing or modification or (3) the sales price of the Mortgaged Property, or (iii) with respect to the Mortgage Loans for which a broker's price opinion was obtained, the value contained in such opinion.

     Arrearage: With respect to each Mortgage Loan subject to a bankruptcy plan or repayment plan, the amount of previously delinquent payments and any servicing advances or other items owed by the related Mortgagor which are not included in the Cut-off Date Balance of such Mortgage Loan as indicated in the Mortgage Loan Schedule.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

     Balloon Loan: Each of the Mortgage Loans having an original term to maturity that is shorter than the related amortization term.

     Balloon Payment: With respect to any Balloon Loan, the related Monthly Payment payable on the stated maturity date of such Balloon Loan.

        Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee and the Insurer in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Basis Risk Shortfall: With respect to the Class A-II Certificates and any Distribution Date for which the Pass-Through Rate for such Certificates is based on clause (iii) of the definition thereof, the excess, if any, of (x) Accrued Certificate Interest on the Class A-II Certificates for such Distribution Date, using the lesser of (a) LIBOR plus the Class A-II Margin, as calculated for such Distribution Date, and (b) the Maximum Class A-II Rate, over
(y) Accrued Certificate Interest on the Class A-II Certificates for such Distribution Date at the then-applicable Pass-Through Rate.

        Basis Risk Shortfall Carry-Forward Amount: With respect to the Class A-II Certificates and each Distribution Date, the sum of (a) the aggregate amount of Basis Risk Shortfall for such Class on such Distribution Date which is not covered on such Distribution Date by payments from the Reserve Fund plus (b) any Basis Risk Shortfall Carry-Forward Amount for such Class remaining unpaid from the preceding Distribution Date, plus (c) one month's interest on the amount in clause (b) (based on the number of days in the preceding Interest Accrual Period) at a rate equal to the lesser of (i) LIBOR plus the Class A-II Margin for such Distribution Date and (ii) the Maximum Class A-II Rate.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Calendar Quarter: A Calendar Quarter shall consist of one of the following time periods in any given year: January 1 through March 31, April 1 through June 30, July 1 though September 30, and October 1 through December 31.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate: Any Class A Certificate, Class SB Certificate or Class R Certificate.

        Certificate Account: The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "Bank One, National Association, as trustee, in trust for the registered holders of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RS3" and which must be an Eligible Account. Any such account or accounts created and maintained subsequent to the Closing Date shall be subject to the approval of the Insurer, which approval shall not be unreasonably withheld.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R Certificate for any purpose hereof. Solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Depositor, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register. Unless otherwise indicated in this Agreement, the Custodial Agreement or the Assignment Agreement, whenever reference is made to the actions taken by the Trustee on behalf of the Certificateholders, such reference shall include the Insurer as long as there is no Insurer Default continuing.

        Certificate Insurer Premium: With respect to the Class A-I Certificates, the premium payable to the Insurer on each Distribution Date in an amount equal to one-twelfth of the product of the related Certificate Insurer Premium Rate and the Certificate Principal Balance of the Class A-I Certificates immediately prior to such Distribution Date. With respect to the Class A-II Certificates, the premium payable to the Insurer on each Distribution Date in an amount equal to one-twelfth of the product of the related Certificate Insurer Premium Rate and the Certificate Principal Balance of the Class A-II Certificates immediately prior to such Distribution Date.

        Certificate Insurer Premium Modified Rate: With respect to any Group I Loan and any date of determination, the Certificate Insurer Premium Rate for the Class A-I Certificates times a fraction equal to (x) the aggregate Certificate Principal Balance of the Class A-I Certificates as of such date over (y) the aggregate Stated Principal Balance of the Group I Loans as of such date. With respect to any Group II Loan and any date of determination, the Certificate Insurer Premium Rate for the Class A-II Certificates times a fraction equal to
(x) the aggregate Certificate Principal Balance of the Class A-II Certificates as of such date over (y) the aggregate Stated Principal Balance of the Group II Loans as of such date.

        Certificate Insurer Premium Rate: With respect to each group of Mortgage Loans and each Class of Class A Certificates and any date of determination, the per annum rate specified in the Insurance Agreement with respect to the Class A-I Certificates or Class A-II Certificates, as applicable, for the purpose of calculating the related Certificate Insurer Premium.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to any Class A Certificate (other than a Class A-I- IO Certificate), on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus (ii) the Deferred Interest, if any, allocated thereto for each Distribution Date prior to or coinciding with such date of determination in accordance with Section 4.02(j), minus (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) (including such amounts paid pursuant to the Policy) and applied to reduce the Certificate Principal Balance or amount thereof pursuant to Sections 4.02(c) or 4.02(d) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05 (other than any such amounts included in an Insured Amount and paid pursuant to the Policy). With respect to each Class SB-I Certificate, on any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times an amount equal to (i) the excess, if any, of (A) the then aggregate Stated Principal Balance of the Group I Loans over (B) the then aggregate Certificate Principal Balance of the Class A-I Certificates then outstanding, plus (ii) any Group I

Diverted Excess Spread and minus (iii) any Group II Diverted Excess Spread. With respect to each Class SB-II Certificate, on any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times an amount equal to (i) the excess, if any, of (A) the then aggregate Stated Principal Balance of the Group II Loans over (B) the then aggregate Certificate Principal Balance of the Class A-II Certificates then outstanding, plus (ii) any Group II Diverted Excess Spread and minus (iii) any Group I Diverted Excess Spread. The Class A-I-IO Certificates and Class R Certificates will not have a Certificate Principal Balance.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

     Class: Collectively, all of the Certificates or uncertificated interests bearing the same designation.

     Class A Certificates: Any one of the Class A-I or Class A-II Certificates.

        Class A-I Certificates: Any one of the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5 or Class A-I-IO Certificates.

        Class A-I-1 Certificate: Any one of the Class A-I-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB-I Certificates and Class R-IV Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group I as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

        Class A-I-2 Certificate: Any one of the Class A-I-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB-I Certificates and Class R-IV Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group I as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

        Class A-I-3 Certificate: Any one of the Class A-I-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB-I Certificates and Class R-IV Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group I as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

        Class A-I-4 Certificate: Any one of the Class A-I-4 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB-I Certificates and Class R-IV Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group I as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

        Class A-I-5 Certificate: Any one of the Class A-I-5 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB-I Certificates and Class R-IV Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group I as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

        Class A-I-5 Lockout Distribution Amount: For any Distribution Date, the product of (x) the Class A-I-5 Lockout Percentage for that Distribution Date and
(y) the Class A-I-5 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class A-I-5 Lockout Distribution Amount for a Distribution Date exceed the Principal Distribution Amount for Loan Group I for that Distribution Date.

     Class A-I-5 Lockout Percentage: For each Distribution Date, the applicable percentage set forth below:

(i) for any Distribution Date from November 2001 through and including October 2004, 0%,

(ii) for any Distribution Date from November 2004 through and including October 2006, 45%,

(iii)for any Distribution Date from November 2006 through and including October 2007, 80%,

(iv) for any Distribution Date from November 2007 through and including October 2008, 100%, and

(v)  for any Distribution Date from November 2008 and thereafter, 300%.

        Class A-I-5 Pro Rata Distribution Amount: For any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class A-I-5 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the Class A-I Certificates immediately prior to that Distribution Date and (y) the Principal Distribution Amount with respect to Loan Group I for that Distribution Date.

        Class A-I-IO Certificate: Any one of the Class A-I-IO Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB-I Certificates and Class R-IV Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group I as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

        Class A-II Certificate: Any one of the Class A-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB-II Certificates and Class R-IV Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group II as set forth in
Section 4.05, and (i) evidencing an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions and (ii) the right to receive the Basis Risk Shortfall Carry-Forward Amount from the Reserve Fund.

     Class A-II Margin: 0.30% per annum, or starting on the first Distribution Date after the first possible Group II Optional Termination Date, 0.60% per annum.

     Class R Certificate: Any one of the Class R-I, Class R-II, Class R-III or Class R-IV Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Class R-III Certificate: Any one of the Class R-III Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC III for purposes of the REMIC Provisions.

        Class R-IV Certificate: Any one of the Class R-IV Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC IV for purposes of the REMIC Provisions.

     Class SB Certificates: Any one of the Class SB-I and Class SB-II Certificates.

        Class SB-I Certificate: Any one of the Class SB-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, subordinate to the Class A-I Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group I as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

        Class SB-II Certificate: Any one of the Class SB-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, subordinate to the Class A-II Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group II as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

        Closing Date: October 25, 2001.

        Code: The Internal Revenue Code of 1986.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full or Curtailments during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi), in each case with respect to the related Loan Group; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to
Section 7.02 except as may be required pursuant to the last sentence of such Section.

     Converted Mortgage Loan: Any Group II Loan for which the related Mortgage Rate has converted from an adjustable rate to a fixed rate.

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

     Cooperative   Stock:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1 Bank One Plaza, Suite IL1-0126, Chicago, Illinois 60670-0126, Attention: RAMPI, Series 2001-RS3.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates and for the Insurer, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in
Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Depositor, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

     Custodian: A custodian appointed pursuant to a Custodial Agreement and reasonably acceptable to the Insurer.

        Cut-off Date: October 1, 2001.

     Cut-off Date Balance: The Group I Cut-off Date or the Group II Cut-off Date Balance.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of October 2001), whether or not received, exclusive of any Arrearages.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deferred Interest: With respect to any Neg Am Loan, as of any Due Date, the amount, if any, by which the Mortgage Loan Accrued Interest for such Due Date exceeds the Monthly Payment for such Due Date and which amount, pursuant to the terms of the Mortgage Note, is added to the principal balance of the Mortgage Loan.

        Deficiency Amount: With respect to the Class A Certificates as of any Distribution Date, (i) any shortfall in amounts available in the Certificate Account to pay Accrued Certificate Interest for the related Interest Accrual Period on the Certificate Principal Balance of the Class A Certificates, or the Notional Amount in the case of the Class A-I-IO Certificates, at the then-applicable Pass- Through Rate, net of any interest shortfalls relating to Deferred Interest, the Relief Act or Prepayment Interest Shortfalls allocated to the Class A Certificates, (ii) the principal portion of any Realized Losses allocated to such Class A Certificates with respect to such Distribution Date and (iii) the Certificate Principal Balance of the Class A Certificates, other than the Class A-I-IO Certificates, to the extent unpaid on the earlier of the Distribution Date occurring in October 2031 and the Final Distribution Date or earlier termination of the Trust Fund pursuant to Section 9.01(a) hereof. The Deficiency Amount does not include any Basis Risk Shortfalls.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate: Any definitive, fully registered Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquency Ratio: With respect to the Mortgage Loans and any Distribution Date, the percentage equivalent of a fraction (a) the numerator of which equals the sum of (i) 100% of the aggregate Stated Principal Balance of all Mortgage Loans that are 90 or more days Delinquent, ( (ii) 75% of the aggregate Stated Principal Balance of all Mortgage Loans that are in foreclosure and (iii) 100% of the aggregate Stated Principal Balance of all Mortgage Loans that are converted to REO Properties, in each case as of the last day of the related Due Period and (b) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of such Due Period.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on August 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date. As used hereunder, a Mortgage Loan that is a Re-Performing Loan is not Delinquent so long as that Mortgage Loan is making timely payments under the related repayment plan or bankruptcy plan, and the length of delinquency of any such Mortgage Loan at any time for purposes of this Agreement shall be as of the time such Mortgage Loan became delinquent with respect to the related plan or agreement, and only with respect to the related Monthly Payment.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) and (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code. A Disqualified Organization also includes any "electing large partnership," as defined in Section 775(a) of the Code and any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause either REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

     Due Period: With respect to any Distribution Date, the calendar month of such Distribution Date.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of Bank One, National

Association, or (B) an account or accounts maintained in the corporate asset services department of Bank One, National Association as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency, and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of Bank One, National Association, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        ERISA: The Employee Retirement Income Security Act of 1974, as amended.

        Event of Default: As defined in Section 7.01.

        Excess Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralization Amount on such Distribution Date over (b) the Required Overcollateralization Amount.

        Excess Realized Loss: Any Realized Loss on a Mortgage Loan, other than a Group I or Group II Excess Fraud Loss, Group I or Group II Excess Special Hazard Loss, Group I or Group II Excess Bankruptcy Loss or Group I or Group II Extraordinary Loss, to the extent that the amount of such Realized Loss, plus the aggregate amount of such Realized Losses on all of the Mortgage Loans since the Cut-off Date, is in excess of 10.00% of the sum of the Group I Cut-off Date Balance and the Group II Cut-off Date Balance.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

               (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

               (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

               (c) hostile or warlike action in time of peace or war,  including
        action  in  hindering,   combatting  or  defending  against  an  actual,
        impending or expected attack;

                    1. by any government or sovereign power, de jure or defacto, or by any authority maintaining or using military, naval or air forces; or

                      2.     by military, naval or air forces; or

                    3. by an agent of any such government,  power,  authority or forces; or

                    4. any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

                      5. insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

        Fannie Mae:  Fannie  Mae, a  federally  chartered  and  privately  owned
corporation   organized  and  existing  under  the  Federal  National   Mortgage
Association Charter Act, or any successor thereto.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC: Federal Deposit Insurance Corporation or any successor thereto.

        FHA: The Federal Housing Administration, or its successor.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Final Scheduled Distribution Date: Solely for purposes of the face of the Certificates, as follows: with respect to the Class A-I-1 Certificates, July 25, 2019; with respect to the Class A-I-2 Certificates, May 25, 2025; with respect to the Class A-I-3 Certificates, January 25, 2028; with respect to the Class A-I-IO Certificates, April 25, 2004; and with respect to the Class A-I-4, Class A-I-5 and Class A-II Certificates, October 25, 2031. No event of default under this Agreement will arise or become applicable solely by reason of the failure to retire the entire Certificate Principal Balance of any Class of Class A Certificates on or before its Final Scheduled Distribution Date.

        Fitch: Fitch, Inc.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

     Foreclosure Restricted Loan: A Mortgage Loan which was between 60 and 89 days delinquent as of the Cut-off Date or is a Servicer Bailee Loan, as indicated on Exhibit S; provided, that such Mortgage Loan will no longer be a Foreclosure Restricted Loan: (i) if such Mortgage Loan was between 60 and 89 days delinquent as of the Cut-off Date, it becomes current for three consecutive Monthly Payments after the Cut-off Date, or (ii) if such Mortgage is a Servicer Bailee Loan, it becomes current for three consecutive Monthly Payments after the Cut-off Date or the original Mortgage File is returned to the Trustee.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Gross Margin: As to each adjustable rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in Exhibit F-2 hereto as the "NOTE MARGIN," which percentage is added to the related Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, the Periodic Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

        Group I Adjusted Net WAC Rate: For the November 2001 Distribution Date through the April 2004 Distribution Date, a per annum rate equal to (1) the weighted average of the Net Mortgage Rates of the Group I Loans as of the first day of the month preceding the month in which such Distribution Date occurs minus (2) the Pass-Through Rate for the Class A-I-IO Certificates for such Distribution Date multiplied by a fraction, the numerator of which is (x) the Notional Amount of the Class A-I-IO Certificates immediately prior to such Distribution Date, and the denominator of which is (y) the aggregate Stated Principal Balance of the Group I Loans as of the first day of the month preceding the month in which such Distribution Date occurs. For any subsequent Distribution Date, the weighted average of the Net Mortgage Rates of the Group I Loans. For federal income tax purposes, however, the equivalent of the foregoing, expressed as a per annum rate (but not less than zero) equal to the weighted average of (x) the Uncertificated REMIC I Pass-Through Rate with respect to REMIC I Regular Interest LT-A-1 for such Distribution Date and (y) the excess, if any, of (i) the Uncertificated REMIC I Pass-Through Rate with respect to REMIC I Regular Interest LT- A-3 for such Distribution Date over (ii)
(A) in the case of the Distribution Date in November 2001 through the Distribution Date in April 2004, 6.00% per annum and (B) in the case of any Distribution Date thereafter, 0.00% per annum; weighted, (i) for the Distribution Date in November 2001 through the Distribution Date in January 2004, in the case of clause (x), on the basis of the Uncertificated Principal Balance of REMIC I Regular Interest LT-A-1, and in the case of clause (y), on the basis of the aggregate Uncertificated Principal Balances of REMIC I Regular Interests LT-A-2 and LT-A-3, respectively, and (ii) for the Distribution Date in February 2004 through the Distribution Date in April 2004, in the case of clause
(x), on the basis of the aggregate Uncertificated Principal Balances of REMIC I Regular Interests LT-A-1 and LT-A-2, and in the case of clause (y), on the basis of the Uncertificated Principal Balance of REMIC I Regular Interests LT-A-3, respectively.

     Group I Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Group I Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans that are Group I Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date with respect to the Group I Loans, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a) in respect of the Group I Loans, (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e) in respect of the Group I Loans and (v) any amount deposited in the Certificate Account pursuant to Section 4.07 or 9.01 in respect of the Group I Loans, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (x) the Amount Held for Future Distribution with respect to the Group I Loans, (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Group I Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a) and (z) the Certificate Insurer Premium payable with respect to the Class A-I Certificates on such Distribution Date.

        Group II Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Group II Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans that are Group II Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date with respect to the Group II Loans, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a) in respect of the Group II Loans, (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e) in respect of the Group II Loans and (v) any amount deposited in the Certificate Account pursuant to Section 4.07 or 9.01 in respect of the Group II Loans, reduced by
(b) the sum as of the close of business on the immediately preceding Determination Date of: (x) the Amount Held for Future Distribution with respect to the Group II Loans, (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Group II Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a) and (z) the Certificate Insurer Premium payable with respect to the Class A-II Certificates on such Distribution Date.

        Group I Bankruptcy Amount: As of any date of determination, an amount equal to $164,950, less the sum of any amounts allocated through Section 4.05 for Bankruptcy Losses on the Group I Loans up to such date of determination. The Group I Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written approval from the Insurer and written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A-I Certificates by such Rating Agency below the lower of the then- current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency without taking into account the Policy, and (ii) provide a copy of such written confirmation to the Trustee and the Insurer.

        Group II Bankruptcy Amount: As of any date of determination, an amount equal to $100,000, less the sum of any amounts allocated through Section 4.05 for Bankruptcy Losses on the Group II Loans up to such date of determination. The Group II Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced)  provided that prior to any such  reduction,  the Master Servicer shall
(i) obtain written approval from the Insurer and written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A-II Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency without taking into account the Policy, and
(ii) provide a copy of such written confirmation to the Trustee and the Insurer.

        Group I Cumulative Insurance Payments: As of any time of determination, the aggregate amount of all Insured Amounts previously paid by the Insurer under the Policy in respect of the Class A-I Certificates (other than those attributable to Group I Excess Losses) minus (a) the aggregate of all payments previously made to the Insurer pursuant to Section 4.02(c)(v) or 4.02(d)(vi) hereof as reimbursement for such Insured Amounts, plus (b) interest thereon from the date such amounts became due until paid in full, at a rate of interest equal to the Late Payment Rate.

        Group II Cumulative Insurance Payments: As of any time of determination, the aggregate amount of all Insured Amounts previously paid by the Insurer under the Policy in respect of the Class A-II Certificates (other than those attributable to Group II Excess Losses) minus (a) the aggregate of all payments previously made to the Insurer pursuant to Section 4.02(c)(vi) or 4.02(d)(v) hereof as reimbursement for such Insured Amounts, plus (b) interest thereon from the date such amounts became due until paid in full, at a rate of interest equal to the Late Payment Rate.

        Group I Cut-off Date Balance: $376,769,492.

        Group II Cut-off Date Balance: $148,231,351.

        Group I Diverted Excess Spread: Any amount otherwise payable as Accrued Certificated Interest on the Class SB-I Certificate that, pursuant to Section 4.02(c), is used to increase the Group II Overcollateralization Amount or is used to offset Realized Losses on any Group II Loans. Any reduction in the Group II Overcollateralization Amount shall first reduce the Group I Diverted Excess Spread until it is reduced to zero, and in the event that such reduction is due to an Overcollateralization Reduction Amount the amount of such reduction shall be payable to the Class SB-I Certificates to the extent of the Group I Diverted Excess Spread. No interest will accrue on the Group I Diverted Excess Spread.

        Group II Diverted Excess Spread: Any amount otherwise payable as Accrued Certificated Interest on the Class SB-II Certificate that, pursuant to Section 4.02(d), is used to increase the Group I Overcollateralization Amount or is used to offset Realized Losses on any Group I Loans. Any reduction in the Group I Overcollateralization Amount shall first reduce the Group II Diverted Excess Spread until it is reduced to zero, and in the event that such reduction is due to an Overcollateralization Reduction Amount the amount of such reduction shall be payable to the Class SB-II Certificates to the extent of the Group I Diverted Excess Spread. No interest will accrue on the Group II Diverted Excess Spread.

        Group I Excess Bankruptcy Loss: With respect to the Group I Loans, any Bankruptcy Loss on the Group I Loans, or portion thereof, which exceeds the then-applicable Group I Bankruptcy Amount.

        Group II Excess Bankruptcy Loss: With respect to the Group II Loans, any Bankruptcy Loss on the Group II Loans, or portion thereof, which exceeds the then-applicable Group II Bankruptcy Amount.

        Group I Excess Cash Flow: As defined in Section 4.02(c)(iii).

        Group II Excess Cash Flow: As defined in Section 4.02(d)(iii).

        Group I Excess Fraud Loss: With respect to the Group I Loans, any Fraud Loss on the Group I Loans, or portion thereof, which exceeds the then-applicable Group I Fraud Loss Amount.

        Group II Excess Fraud Loss: With respect to the Group II Loans, any Fraud Loss on the Group II Loans, or portion thereof, which exceeds the then-applicable Group II Fraud Loss Amount.

        Group I Excess Loss: Any (i) Group I Excess Fraud Loss, Group I Excess Special Hazard Loss, Group I Excess Bankruptcy Loss or Group I Extraordinary Loss or (ii) any Excess Realized Loss on a Group I Loan.

        Group II Excess Loss: Any (i) Group II Excess Fraud Loss, Group II Excess Special Hazard Loss, Group II Excess Bankruptcy Loss or Group II Extraordinary Loss or (ii) any Excess Realized Loss on a Group II Loan.

        Group I Excess Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the Group I Overcollateralization Amount on such Distribution Date over (b) the Group I Required Overcollateralization Amount.

        Group II Excess Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the Group II Overcollateralization Amount on such Distribution Date over (b) the Group II Required Overcollateralization Amount.

        Group I Excess Special Hazard Loss: With respect to the Group I Loans, any Special Hazard Loss on the Group I Loans, or portion thereof, that exceeds the then-applicable Group I Special Hazard Amount.

        Group II Excess Special Hazard Loss: With respect to the Group II Loans, any Special Hazard Loss on the Group II Loans, or portion thereof, that exceeds the then-applicable Group II Special Hazard Amount.

     Group I Extraordinary Losses: Any loss incurred on a Group I Loan caused by or resulting from an Extraordinary Event.

     Group II Extraordinary Losses: Any loss incurred on a Group II Loan caused by or resulting from an Extraordinary Event.

        Group I Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to (X) prior to the first anniversary of the Cut-off Date an amount equal to 3.00% of the aggregate outstanding principal balance of all of the Group I Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses on the Group I Loans allocated through Subordination, in accordance with Section 4.05 since the Cut-off Date up to such date of determination, (Y) from the first to the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Group I Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 2.00% of the aggregate outstanding principal balance of all of the Group I Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses on the Group I Loans allocated through Subordination, in accordance with Section
4.05 since the most recent anniversary of the Cut-off Date up to such date of determination, and (Z) from the second to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Group I Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Group I Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses on the Group I Loans allocated through Subordination, in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Group I Fraud Loss Amount shall be zero.

        The Group I Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written approval from the Insurer and obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A-I Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, without taking into account the Policy; and (ii) provide a copy of such written confirmation to the Trustee and the Insurer.

        Group II Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to (X) prior to the first anniversary of the Cut-off Date an amount equal to 3.00% of the aggregate outstanding principal balance of all of the Group II Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses on the Group II Loans allocated through Subordination, in accordance with Section 4.05 since the Cut-off Date up to such date of determination, (Y) from the first to the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Group II Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 2.00% of the aggregate outstanding principal balance of all of the Group II Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses on the Group II Loans allocated through Subordination, in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination, and (Z) from the second to the fifth anniversary of the Cut-off Date, an amount equal to
(1) the  lesser of (a) the  Group II Fraud  Loss  Amount  as of the most  recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Group II Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses on the Group II Loans allocated through Subordination, in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Group II Fraud Loss Amount shall be zero. The Group II Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written approval from the Insurer and obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A-II Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such

Certificates as of the Closing Date by such Rating Agency, without taking into account the Policy; and (ii) provide a copy of such written confirmation to the Trustee and the Insurer.

     Group I Interest Distribution Amount: As defined in Section 4.02(c)(i). Group II Interest Distribution Amount: As defined in Section 4.02(d)(i).

     Group I Loan: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-1.

     Group II Loan: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-2.

        Group I Optional Termination Date: Any Distribution Date on or after which the Stated Principal Balance (before giving effect to distributions to be made on such Distribution Date) of the Group I Loans is less than 10.00% of the Group I Cut-off Date Balance.

        Group II Optional Termination Date: Any Distribution Date on or after which the Stated Principal Balance (before giving effect to distributions to be made on such Distribution Date) of the Group II Loans is less than 10.00% of the Group II Cut-off Date Balance.

        Group I Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Group I Loans before giving effect to distributions of principal to be made on such Distribution Date over (b) the aggregate Certificate Principal Balance of the Class A-I Certificates immediately prior to such date.

        Group II Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Group II Loans before giving effect to distributions of principal to be made on such Distribution Date over (b) the aggregate Certificate Principal Balance of the Class A-II Certificates immediately prior to such date.

        Group I Overcollateralization Increase Amount: With respect to any Distribution Date, the lesser of (a) the Group I Excess Cash Flow for such Distribution Date available to make payments pursuant to Section 4.02(c)(viii) plus the Group II Excess Cash Flow for such Distribution Date available to make payments pursuant to Section 4.02(d)(vii) and (ix), and (b) the excess of (1) the Group I Required Overcollateralization Amount for such Distribution Date over (2) the Group I Overcollateralization Amount for such Distribution Date.

        Group II Overcollateralization Increase Amount: With respect to any Distribution Date, the lesser of (a) the Group II Excess Cash Flow for such Distribution Date available to make payments pursuant to Section 4.02(d)(viii) plus the Group I Excess Cash Flow for such Distribution Date available to make payments pursuant to Section 4.02(c)(vii) and (ix), and (b) the excess of (1) the Group II Required Overcollateralization Amount for such Distribution Date over (2) the Group II Overcollateralization Amount for such Distribution Date.

        Group I Overcollateralization Reduction Amount: With respect to any Distribution Date, to the extent the Group I Excess Overcollateralization Amount is, after taking into account all other distributions to be made on such Distribution Date, greater than zero, the Group I

Overcollateralization Reduction Amount shall be equal to any amounts relating to principal which would otherwise be distributed to the holders of the Class A-I Certificates on such Distribution Date.

        Group II Overcollateralization Reduction Amount: With respect to any Distribution Date, to the extent the Group II Excess Overcollateralization Amount is, after taking into account all other distributions to be made on such Distribution Date, greater than zero, the Group II Overcollateralization Reduction Amount shall be equal to any amounts relating to principal which would otherwise be distributed to the holders of the Class A-II Certificates on such Distribution Date.

        Group I Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group I Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group II Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group II Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group I Principal Distribution Amount: With respect to any Distribution Date, the lesser of (a) the excess of (i) the Group I Available Distribution Amount over (ii) the Group I Interest Distribution Amount and (b) the sum of:(i) the principal portion of each Monthly Payment received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan that is a Group I Loan; (ii) the Stated Principal Balance of any Group I Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan that is a Group I Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period; (iii) the principal portion of all other unscheduled collections on the Group I Loans (including, without limitation, Principal Prepayments in Full, Curtailments, Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received) to the extent applied by the Master Servicer as recoveries of principal of the Group I Loans pursuant to Section 3.14; (iv) the principal portion of any Realized Losses (other than Group I Excess Losses or Group II Excess Losses) incurred (or deemed to have been incurred) on any Group I Loans in the calendar month preceding such Distribution Date to the extent covered by Group I Excess Cash Flow or Group II Excess Cash Flow for such Distribution Date; and (v) the amount of any Group I Overcollateralization Increase Amount for such Distribution Date; minus(vi) the amount of any related Group I Overcollateralization Reduction Amount for such Distribution Date.

        Group II Principal Distribution Amount: With respect to any Distribution Date, the lesser of (a) the excess of (i) the Group II Available Distribution Amount over (ii) the Group II Interest Distribution Amount and (b) the sum of:(i) the principal portion of each Monthly Payment received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan that is a Group II Loan; (ii) the Stated Principal Balance of any Group II Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03,
2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan that is a Group II Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period;
(iii) the principal
portion of all other unscheduled collections on the Group II Loans (including, without limitation, Principal Prepayments in Full, Curtailments, Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received) to the extent applied by the Master Servicer as recoveries of principal of the Group II Loans pursuant to
Section 3.14; (iv) the principal portion of any Realized Losses (other than Group I Excess Losses or Group II Excess Losses) incurred (or deemed to have been incurred) on any Group II Loans in the calendar month preceding such Distribution Date to the extent covered by Group I Excess Cash Flow or Group II Excess Cash Flow for such Distribution Date; and (v) the amount of any Group II Overcollateralization Increase Amount for such Distribution Date; minus (vi) the amount of any related Group II Overcollateralization Reduction Amount for such Distribution Date; and (vii) the amount of any Deferred Interest paid out of principal collections on the Group II Loans as part of the Group II Interest Distribution Amount for that Distribution Date.

        Group I Required Overcollateralization Amount: As of any Distribution Date, (a) if such Distribution Date is prior to the Group I Stepdown Date, 1.25% of the Group I Cut-off Date Balance, or (b) if such Distribution Date is on or after the Group I Stepdown Date, the greatest of (i) 2.50% of the then current aggregate Stated Principal Balances of the Group I Loans as of the end of the related Due Period, (ii) 0.50% of the Group I Cut-off Date Balance and (iii) an amount equal to (a) 2 (two) times (b) the excess of (x) 37.50% of the sum of the following: (1) 100% of the aggregate Stated Principal Balance of all Group I Loans that are 90 or more days Delinquent, (2) 75% of the aggregate Stated Principal Balance of all Group I Loans that are in foreclosure and (3) 100% of the aggregate Stated Principal Balance of all Group I Loans that are converted to REO Properties, in each case as of the last day of the related Due Period, over (y) 5 (five) times the Group I Excess Cash Flow for such Distribution Date. The initial amount of overcollateralization with respect to the Group I Loans is equal to approximately 0.00%. The Group I Required Overcollateralization Amount may be reduced with the prior written consent of the Insurer and prior notification to the Rating Agencies.

        Group II Required Overcollateralization Amount: As of any Distribution Date, (a) if such Distribution Date is prior to the Group II Stepdown Date, 5.05% of the Group II Cut-off Date Balance, or (b) if such Distribution Date is on or after the Group II Stepdown Date, the greatest of (i) 10.10% of the then current aggregate Stated Principal Balances of the Group II Loans as of the end of the related Due Period, (ii) 0.50% of the Group II Cut-off Date Balance and
(iii) an amount equal to (a) 2 (two) times (b) the excess of (x) 37.50% of the sum of the following: (1) 100% of the aggregate Stated Principal Balance of all Group II Loans that are 90 or more days Delinquent, (2) 75% of the aggregate Stated Principal Balance of all Group II Loans that are in foreclosure and (3) 100% of the aggregate Stated Principal Balance of all Group II Loans that are converted to REO Properties, in each case as of the last day of the related Due Period, over (y) 5 (five) times the Group II Excess Cash Flow for such Distribution Date. The initial amount of overcollateralization with respect to the Group II Loans is equal to approximately 0.00%. The Group II Required Overcollateralization Amount may be reduced with the prior written consent of the Insurer and prior notification to the Rating Agencies.

        Group I Special Hazard Amount: As of any Distribution Date, an amount equal to $3,767,695 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated to the Group I Loans through Subordination in accordance with
Section 4.05 and (ii) the Group I Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut- off Date, the "Group I Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Group I Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Group I Loan that has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Group I Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Group I Loans in any single five-digit California zip code area with the largest amount of Group I Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50%
multiplied  by the  outstanding  principal  balance  of all Group I Loans on the
Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Group I Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Group I Loans, expressed as a percentage, and the denominator of which is equal to 24.3% (which percentage is equal to the percentage of Group I Loans initially secured by Mortgaged
Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of the largest Group I Loan secured by a Mortgaged Property located in the State of California. The Group I Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall obtain the written approval of the Insurer and obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A-I Certificates without regard to the Policy by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

        Group II Special Hazard Amount: As of any Distribution Date, an amount equal to $2,414,884 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated to the Group II Loans through Subordination in accordance with
Section 4.05 and (ii) the Group II Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut- off Date, the "Group II Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Group II Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Group II Loan that has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Group II Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Group II Loans in any single five-digit California zip code area with the largest amount of Group II Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Group II Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Group II Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Group II Loans, expressed as a percentage, and the denominator of which is equal to 22.6% (which percentage is equal to the percentage of Group II Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of the largest Group II Loan secured by a Mortgaged Property located in the State of California. The Group II Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall obtain the written approval of the Insurer and obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A-II Certificates without regard to the Policy by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

        Group I Stepdown Date: The later to occur of (i) the Distribution Date occurring in April 2004 and (ii) the Distribution Date on which the aggregate Stated Principal Balance of the Group I Loans is less than one-half of the Group I Cut-off Date Balance.

        Group II Stepdown Date: The later to occur of (i) the Distribution Date occurring in April 2004 and (ii) the Distribution Date on which the aggregate Stated Principal Balance of the Group II Loans is less than one-half of the Group II Cut-off Date Balance.

        Group I Uncertificated Regular Interests: The REMIC I Regular Interests and the REMIC III Group I Regular Interests.

        Group  II  Uncertificated  Regular  Interests:   The  REMIC  II  Regular
Interests and the REMIC III Group II Regular Interests.

        Group I Weighted Average Net Mortgage Rate: With respect to any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage Rates) on the Group I Loans, weighted on the basis of the respective Stated Principal Balances thereof immediately preceding such Distribution Date.

        Group II Weighted Average Net Mortgage Rate: With respect to any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage Rates) on the Group II Loans, weighted on the basis of the respective Stated Principal Balances thereof immediately preceding such Distribution Date.

        Group II Weighted Average Actual/360 Net Mortgage Rate: With respect to any Distribution Date, the product of (i) the Group II Weighted Average Net Mortgage Rate and (ii) a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

        Hazardous Materials: Any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including, without limitation, those so identified pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., or any other environmental laws now existing, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory", "usable work in progress" or similar classification which would, if classified unusable, be included in the foregoing definition.

        High Cost Loan: The Mortgage Loans set forth hereto as Exhibit O that are subject to special rules, disclosure requirements and other provisions that were added to the Federal Truth in Lending Act by the Home Ownership and Equity Protection Act of 1994.

     HomeComings: HomeComings Financial Network, Inc., a wholly-owned subsidiary of Residential Funding.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Depositor, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Depositor, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Index: With respect to any adjustable rate Mortgage Loan and as to any Adjustment Date therefor, the related index as stated in the related Mortgage Note.

        Initial Certificate Principal Balance: With respect to each Class of Certificates (other than the Class A-I-IO Certificates and the Class R Certificates), the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

        Insurance Account: The account or accounts created and maintained pursuant to Section 4.08, which shall be entitled "Bank One, National Association, as trustee, in trust for the registered holders of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RS3," and which must be an Eligible Account.

     Insurance Agreement: The Insurance and Indemnity Agreement, dated as of October 25, 2001, among the Insurer, the Trustee, the Master Servicer and the Depositor.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Insured Amount: With respect to the Class A Certificates, as of any Distribution Date, the Deficiency Amount, if any, for such Distribution Date.

     Insurer: Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance corporation or its successors in interest.

     Insurer Account: An account of the Insurer maintained at Citibank, N.A. (ABA No. 021- 000089), Account No. 40609486, Attention: Pamela Dottin, or such other account as may be designated by the Insurer to the Trustee in writing not less than five Business Days prior to the related Distribution Date.

        Insurer Default:  The existence and continuance of any of the following:
(a) a failure by the Insurer to make a payment required under the Policy in accordance with its terms; or (b)(i) the Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors, or (C) has an order for relief entered against it under the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (ii) a court of competent jurisdiction, the Wisconsin insurance department or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Insurer (or the taking of possession of all or any material portion of the property of the Insurer).

        Interest Accrual Period: With respect to the Class A-I Certificates (other than the Class A-I-1 Certificates), the Class SB-I Certificates and any Distribution Date, the prior calendar month. With respect to the Class A-I-1 Certificates, Class A-II Certificates and Class SB-II Certificates (i) with respect to the Distribution Date in November 2001, the period commencing the Closing Date and ending on the day preceding the Distribution Date in November 2001, and (ii) with respect to any Distribution Date after the Distribution Date in November 2001, the period commencing on the Distribution Date in the month immediately preceding the month in which such Distribution Date occurs and ending on the day preceding such Distribution Date.

        Interim Certification: As defined in Section 2.02.

        Interested Person: As of any date of determination, the Depositor, the Master Servicer, the Insurer, the Trustee, any Mortgagor, any Manager of a Mortgaged Property, or any Person known to a Responsible Officer of the Trustee to be an Affiliate of any of them.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Late Payment Rate: As defined in the Insurance Agreement.

        LIBOR: With respect to any Distribution Date, the arithmetic mean of the London interbank offered rate quotations for one-month U.S. Dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

        LIBOR Business Day: Any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in London, England are required or authorized to by law to be closed.

     LIBOR Certificates: The Class A-I-1 Certificates and the Class A-II Certificates.

        LIBOR Rate Adjustment Date: With respect to each Distribution Date, the second LIBOR Business Day immediately preceding the commencement of the related Interest Accrual Period.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Marker Rate: With respect to the Class SB-I Certificates and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC III Pass- Through Rates for REMIC III Regular Interest MT-I-2, REMIC III Regular Interest MT-I-3, REMIC III Regular Interest MT-I-4, REMIC III Regular Interest MT-I-5, REMIC III Regular Interest MT-I- 6 and REMIC III Regular Interest MT-I-7, with the rate on REMIC III Regular Interest MT-I-2 subject to a cap equal to the least of (a) LIBOR plus 0.23%, (b) 14.00% per annum and (c) the Group I Adjusted Net WAC Rate for the purpose of this calculation; with the rate on REMIC III Regular Interest MT-I-3 subject to a cap equal to the lesser of (a) 4.60% per annum and (b) the Group I Adjusted Net WAC Rate for the purpose of this calculation; with the rate on REMIC III Regular Interest MT-I-4 subject to a cap equal to the lesser of (a) 5.50% per annum and (b) the Group I Adjusted Net WAC Rate for the purpose of this calculation; with the rate on REMIC III Regular Interest MT-I-5 subject to a cap equal to the lesser of (a) (i) before the first Distribution Date after the first possible Group I Optional Termination Date, 6.29% per annum or (ii) on or after the first Distribution Date after the first possible Group I Optional Termination Date, 6.79% per annum and (b) the Group I Adjusted Net WAC Rate for purposes of this calculation; with the rate on REMIC III Regular Interest MT-I-6 subject to a cap equal to the lesser of (a) 5.70% per annum and (b) the Group I Adjusted Net WAC Rate for purposes of this calculation; and with the rate on REMIC III Regular Interest MT-I-7 subject to a cap of zero for the purpose of this calculation. With respect to the Class SB-II Certificates and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC III Pass-Through Rates for REMIC III Regular Interest MT-II-2 and REMIC III Regular Interest MT-II-3, with the rate on REMIC III Regular Interest MT-II-2 subject to a cap equal to the least of (a) LIBOR plus the related Class A-II Margin, (b) the Maximum Class A-II Rate and (c) the Group II Weighted Average Actual/360 Net Mortgage Rate for the purpose of this calculation; and with the rate on REMIC III Regular Interest MT-II-3 subject to a cap of zero for the purpose of this calculation.

        Maturity Date: With respect to each Class of Certificates of regular interest or Uncertificated Regular Interest issued by each of REMIC I, REMIC II, REMIC III and REMIC IV, the latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, by which the Certificate Principal Balance of each such Class of Certificates representing a regular interest in the Trust Fund would be reduced to zero, which is, for each such regular interest other than the Class A-I-IO Certificates, October 25, 2031, which is the Distribution Date following the last scheduled monthly payment of the Group I Mortgage Loans and the Group II Mortgage Loans, and which is for the Class A-I-IO Certificates, April 25, 2004.

     Maximum Class A-I-1 Rate: With respect to the Class A-I-1 Certificates and any Interest Accrual Period, 14.00% per annum.

     Maximum Class A-II Rate: With respect to the Class A-II Certificates and any Interest Accrual Period, 14.00% per annum.

        Maximum Mortgage Rate: As to any adjustable rate Mortgage Loan, the rate indicated in Exhibit F-2 hereto as the "NOTE CEILING," which rate is the maximum interest rate that may be applicable to such adjustable rate Mortgage Loan at any time during the life of such Mortgage Loan.

        Maximum Net Mortgage Rate: As to any Group II Loan and any date of determination, the Maximum Mortgage Rate minus the sum of (i) the rate at which the related Subservicing Fee accrues, (ii) the Servicing Fee Rate, and (iii) the Certificate Insurer Premium Modified Rate as of such date.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        Minimum Mortgage Rate: As to any adjustable rate Mortgage Loan, the greater of (i) the Note Margin and (ii) the rate indicated in Exhibit F-2 hereto as the "NOTE FLOOR", which rate may be applicable to such adjustable rate Mortgage Loan at any time during the life of such adjustable rate Mortgage Loan.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and the Due Date in any Due Period, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient
Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's: Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first or junior lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loan Accrued Interest: With respect to each Neg Am Loan and each Due Date, the aggregate amount of interest accrued at the Mortgage Rate in respect of such Mortgage Loan since the preceding Due Date (or in the case of the initial Due Date, since the Cut-off Date) to but not including such Due Date with respect to which the Mortgage Loan Accrued Interest is being calculated in accordance with the terms of such Mortgage Loan, after giving effect to any previous Principal Prepayments, Deficient Valuation or Debt Service Reduction in respect of such Neg Am Loan.

        Mortgage Loan Schedule: The lists of the Mortgage Loans attached hereto as Exhibit F-1 and Exhibit F-2 (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which lists shall set forth at a minimum the following information as to each Mortgage Loan:

        (i)    the Mortgage Loan identifying number ("RFC LOAN #");

        (ii)   [reserved];

        (iii) the maturity of the Mortgage Note ("MATURITY DATE", or "MATURITY DT" for Mortgage Loans and if such Mortgage Loan is a Balloon Loan, the amortization term thereof;

        (iv)   the Mortgage Rate as of the Cut-off Date ("ORIG RATE")

          (v) the Mortgage Rate as of the Cut-off Date for an adjustable rate Mortgage Loan ("CURR RATE");

          (vi) the  Adjusted  Net  Mortgage  Rate as of the Cut-off  Date ("CURR
          NET");

        (vii) the scheduled monthly payment of principal, if any, and interest as of the Cut-off Date ("ORIGINAL P & I" or "CURRENT P & I" for the adjustable rate Mortgage Loans);

        (viii) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

        (ix)   the Loan-to-Value Ratio at origination ("LTV");

        (x) a code "T", "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence (the absence of any such code means the Mortgage Loan is secured by a primary residence);

        (xi) a code "N" under the column "OCCP CODE", indicating that the Mortgage Loan is secured by a non-owner occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence);

          (xii) the Maximum Mortgage Rate for the adjustable rate Mortgage Loans ("NOTE CEILING");

          (xiii) the maximum Adjusted Net Mortgage Rate for the adjustable rate Mortgage Loans ("NET CEILING");

          (xiv) the Note Margin for the adjustable rate Mortgage Loans ("NOTE MARGIN");

        (xv) the first Adjustment Date after the Cut-off Date for the adjustable rate Mortgage Loans ("NXT INT CHG DT");

          (xvi) the Periodic Cap for the adjustable rate Mortgage Loans ("PERIODIC DECR" or "PERIODIC INCR");

        (xvii) the rounding of the semi-annual or annual adjustment to the Mortgage Rate with respect to the adjustable rate Mortgage Loans ("NOTE METHOD"); and

        (xviii)whether such Mortgage Loan is a Neg Am Loan ("MAX NEG AM" greater than 100).

        Such schedules may consist of multiple reports that collectively set forth all of the information required.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification. The Mortgage Rate on the adjustable rate Mortgage Loans will adjust on each Adjustment Date to equal the sum (rounded to the nearest multiple of one-eighth of one percent (0.125%) or up to the nearest one-eighth of one percent, which are indicated by a "U" on Exhibit F-1 or Exhibit F-2 hereto, as applicable, except in the case of the adjustable rate Mortgage Loans indicated by an "X" on Exhibit F-1 or Exhibit F-2 hereto under the heading "NOTE METHOD"), of the related Index plus the Note Margin, in each case subject to the applicable Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor: The obligor on a Mortgage Note.

     Neg Am Loan: Any Mortgage Loan providing for negative amortization, as indicated in the Mortgage Loan Schedule.

     Net Collections: With respect to any Corrected Mortgage Loan, an amount equal to all payments on account of interest and principal on such Mortgage Loan.

        Net Mortgage Rate: With respect to any Mortgage Loan as of any date of determination, a per annum rate equal to the Adjusted Mortgage Rate for such Mortgage Loan as of such date minus the sum of (i) the Servicing Fee Rate and
(ii) the Certificate Insurer Premium Modified Rate; provided that, with respect to any Group II Loans, (i) the Net Mortgage Rate becoming effective on any Adjustment Date shall not be greater or less than the Net Mortgage Rate immediately prior to such Adjustment Date plus or minus the Periodic Cap applicable to such Group II Loan and (ii) the Net Mortgage Rate for any Group II Loan shall not exceed a rate equal to the Maximum Net Mortgage Rate for such Group II Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person: Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives unpaid Monthly Payments or other amounts which the Master Servicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Advances shall be deemed to be nonrecoverable; provided, however, that in connection with the foregoing, the Master Servicer shall provide an Officers' Certificate as described below. The determination by the Master Servicer that it has made a Nonrecoverable Advance shall be evidenced by a certificate of a Servicing Officer, Responsible Officer or Vice President or its equivalent or senior officer of the Master Servicer, delivered to the Depositor, the Trustee, the Insurer and the Master Servicer setting forth such determination, which shall include any other information or reports obtained by the Master Servicer such as property operating statements, rent rolls, property inspection reports and engineering reports, which may support such determinations. Notwithstanding the above, the Trustee shall be entitled to rely upon any determination by the Master Servicer that any Advance previously made is a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Note Margin: As to each adjustable rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in Exhibit F-2 hereto as the "NOTE MARGIN," which percentage is added to the Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, the Periodic Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate) the interest rate to be borne by such adjustable rate Mortgage Loan until the next Adjustment Date.

        Notice: As defined in Section 4.04.

        Notional Amount: With respect to the Class A-I-IO Certificates immediately prior to any Distribution Date, the lesser of (i)(a) from the November 2001 through the January 2004 Distribution Date, $47,100,000 or (b) from the February 2004 through the April 2004 Distribution Dates, $37,677,000 and (ii) the sum of the aggregate Stated Principal Balance of the Group I Loans, prior to giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the prior calendar month. For federal income tax purposes, however, with respect to the Class A-I-IO Certificates will not have a notional amount, but will be entitled to 100% of the interest payable on REMIC III Regular Interest MT-I-IO. With respect to the Class SB-I Certificates, immediately prior to any Distribution Date, the aggregate of the Uncertificated Principal Balances of the REMIC III Group I Regular Interests (other than REMIC III Regular Interest MT-I-IO). With respect to the Class SB-II Certificates, immediately prior to any Distribution Date, the aggregate of the Uncertificated Principal Balances of the REMIC III Group II Regular Interests.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee and the Insurer, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, the Insurer and the Master Servicer, who may be counsel for the Depositor or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of REMIC I, REMIC II, REMIC III or REMIC IV as REMICs or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to the Due Date in any Due Period, a Mortgage Loan (including an REO Property) that was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and that was not purchased, deleted or substituted for prior to such Due Date pursuant to
Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate: With respect to the Class A-I-1 Certificates and each Interest Accrual Period, a per annum rate equal to the least of (a) LIBOR plus 0.23% (b) the Maximum Class A-I-1 Rate and (c) the Group I Adjusted Net WAC Rate. With respect to the Class A-I-2 Certificates and each Interest Accrual Period, a per annum rate equal to the lesser of (a) 4.60% per annum and (b) the Group I Adjusted Net WAC Rate. With respect to the Class A-I-3 Certificates and each Interest Accrual Period, a per annum rate equal to the lesser of (a) 5.50% per annum and (b) the Group I Adjusted Net WAC Rate. With respect to the Class A-I-4 Certificates and each Interest Accrual Period, a per annum rate equal to the lesser of (a) 6.29% per annum and (b) the Group I Adjusted Net WAC Rate and
(ii) on or after the first Distribution Date after the first possible Group I Optional Termination Date, a per annum rate equal to the lesser of (a) 6.79% per annum and (b) the Group I Adjusted Net WAC Rate. With respect to the Class A-I-5 Certificates and each Interest Accrual Period, a per annum rate equal to the lesser of (a) 5.70% per annum and (b) the Group I Adjusted Net WAC Rate. With respect to the Class A-I-IO Certificates and each Interest Accrual Period, (i) in the case of any Distribution Date up to and including the 30th Distribution Date, 6.00% per annum and (ii) in the case of any Distribution Date after the 30th Distribution Date, 0.00% per annum. For federal income tax purposes, however, the Class A-I-IO Certificates will not have a Pass-Through Rate but will be entitled to 100% of the interest on REMIC III Regular Interest MT-I- IO. With respect to the Class A-II Certificates and each Interest Accrual Period, a per annum rate equal to the least of (i) LIBOR plus the Class A-II Margin, (ii) the Maximum Class A-II Rate and (iii) the Group II Weighted Average Actual/360 Net Mortgage Rate. With respect to the Class SB-I Certificates and any Distribution Date, a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (i) through (vii) below, and the denominator of which is the aggregate Uncertificated Principal Balance of the REMIC III Group I Regular Interests. For purposes of calculating the Pass-Through Rate for the Class SB-I Certificates, the numerator is equal to the sum of the following components: (i) the Uncertificated Pass-Through Rate for REMIC III Regular Interest MT-I-1 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest MT-I-1; (ii) the Uncertificated Pass-Through Rate for REMIC III Regular Interest MT-I-2 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest MT-I-1; (iii) the Uncertificated Pass-Through Rate for REMIC III Regular Interest MT-I-3 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest MT-I-3; (iv) the Uncertificated Pass-Through Rate for REMIC III Regular Interest MT-I-4 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest MT-I- 4; (v) the Uncertificated Pass-Through Rate for REMIC III Regular Interest MT-I-5 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest MT-I-5; (vi) the Uncertificated Pass-Through Rate for REMIC III Regular Interest MT-I-6 minus the Marker Rate applied to a notional amount equal to the Uncertificated Principal Balance Uncertificated REMIC III Regular Interest of MT-I-6; and (vii) the Uncertificated Pass-Through Rate for REMIC III Regular Interest MT-I-7 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest MT-I- 7;; With respect to the Class SB-II Certificates and any Distribution Date, a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (i) through (iii) below, and the denominator of which is the aggregate Uncertificated Principal Balance of the REMIC III Group II Regular Interests. For purposes of calculating the Pass-Through Rate for the Class SB-II Certificates, the numerator is equal to the sum of the following components: (i) the Uncertificated Pass-Through Rate for REMIC III Regular Interest MT-II-1 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Balance of REMIC III Regular Interest MT-II-1; (ii) the Uncertificated Pass-Through Rate for REMIC III Regular Interest MT-II-2 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Balance of REMIC III Regular Interest MT-II-2; and (iii) the Uncertificated Pass- Through Rate for REMIC III Regular Interest MT-II-3 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Balance of REMIC III Regular Interest MT-II-3.

     Paying Agent: Bank One, National Association or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Class A Certificate, the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. The Percentage Interest with respect to a Class SB or Class R Certificate shall be stated on the face thereof.

        Periodic Cap: With respect to each adjustable rate Mortgage Loan, the periodic rate cap that limits the increase or the decrease of the related
Mortgage Rate on any Adjustment Date pursuant to the terms of the related Mortgage Note.

        Permitted Investments: One or more of the following:

        (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

        (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

        (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short- term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

        (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

        (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

        (vi) other obligations or securities that are acceptable to the Insurer and each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and F-1 in the case of Fitch.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Policy: The Certificate Guaranty Insurance Policy No. AB0496BE issued by the Insurer in respect of the Class A Certificates, a copy of which is attached hereto as Exhibit Q.

        Prepayment Assumption: With respect to the Class A Certificates, the prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on such Certificates for federal income tax purposes, which assumes a constant prepayment rate of 18% per annum with respect to the fixed rate Mortgage Loans, and 25% per annum with respect to the adjustable rate Mortgage Loans.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

     Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

        Primary Insurance Policy: Each primary policy of mortgage guaranty insurance as indicated on Exhibit F-1 and Exhibit F-2 with the exception of either code "23" or "96" under the column "MI CO CODE".

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

        Program Guide: The Residential Funding Seller Guide for mortgage collateral sellers that participate in Residential Funding's standard mortgage programs, and Residential Funding's Servicing Guide and any other subservicing arrangements which Residential Funding has arranged to accommodate the servicing of the Mortgage Loans.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee and the Certificate Insurer Premium Modified Rate, if any, is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) plus the Certificate Insurer Premium Modified Rate, if any, in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential
Funding, in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and
(vi) in the case of the adjustable rate Mortgage Loans, (w) have a Mortgage Rate that adjusts with the same frequency and based upon the same Index as that of the Deleted Mortgage Loan, (x) have a Note Margin not less than that of the Deleted Mortgage Loan; (y) have a Periodic Rate Cap that is equal to that of the Deleted Mortgage Loan; and (z) have a next Adjustment Date no later than that of the Deleted Mortgage Loan.

        Rating Agency: Standard & Poor's and Moody's. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor and with respect to the Class A Certificates, the Insurer, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate and the Certificate Insurer Premium Modified Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced to the extent such interest does not constitute Deferred Interest that has been added to the principal balance of such Mortgage Loan, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and the Certificate Insurer Premium Modified Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification, (a) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and (b) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction. Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee and the Insurer in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular   Certificates:   The  Class  A  Certificates   and  the  Class  SB
Certificates.

        Regular Interest: Any one of the regular interests in the Trust Fund.

     Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, acceptable to the Insurer, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC I: The segregated pool of assets subject hereto (exclusive of the Reserve Fund, which is not an asset of any REMIC), constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made (other than with respect to the items in clause (v) and the proceeds thereof), consisting of:(i) the Group I Loans (exclusive of any Arrearages) and the related Mortgage Files; (ii) all payments on and collections in respect of the Group I Loans due after the Cut-off Date (other than Monthly Payments due in October 2001) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, other than any payments in respect of any Arrearages; (iii) property which secured a Group I Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure; (iv) the hazard insurance policies and Primary Insurance Policy pertaining to the Group I Loans, if any; (v) the Policy; and (vi) all proceeds of clauses (i) through (v) above.

        REMIC I Regular Interests: REMIC I Regular Interest LT-A-1, REMIC I Regular Interest LT-A-2 and REMIC I Regular Interest I-LTC.

        REMIC I Regular Interest LT-A-1: A regular interest in REMIC I that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-2: A regular interest in REMIC I that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-A-3: A regular interest in REMIC I that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II: The segregated pool of assets subject hereto (exclusive of the Reserve Fund, which is not an asset of any REMIC), constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made (other than with respect to the items in clause (v) and the proceeds thereof), consisting of:(i) the Group II Loans (exclusive of any Arrearages) and the related Mortgage Files; (ii) all payments on and collections in respect of the Group II Loans due after the Cut-off Date (other than Monthly Payments due in October 2001) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, other than any payments in respect of any Arrearages; (iii) property which secured a Group II Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure; (iv) the hazard insurance policies and Primary Insurance Policy pertaining to the Group II Loans, if any; (v) the Policy; and (vi) all proceeds of clauses (i) through (v) above.

        REMIC II Regular Interest: REMIC II Regular Interest LT-B.

        REMIC II Regular Interest LT-B: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests and the REMIC II Regular Interests.

     REMIC III Group I Diverted Excess Spread: 1% of the Group I Diverted Excess Spread.

     REMIC III Group II Diverted Excess Spread: 1% of the Group II Diverted Excess Spread.

        REMIC III Group I Interest Loss Allocation Amount: With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Uncertificated Principal Balance of the REMIC III Group I Regular Interests then outstanding and (ii) the Uncertificated Pass-Through Rate for REMIC III Regular Interest LT1-I minus the related Marker Rate, divided by (b) 12.

        REMIC III Group II Interest Loss Allocation Amount: With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Uncertificated Principal Balance of the REMIC III Group II Regular Interests then outstanding and (ii) the Uncertificated Pass-Through Rate for REMIC III Regular Interest MT-II-1 minus the related Marker Rate divided by (b) 12.

        REMIC III Group I Overcollateralized Amount: With respect to any date of determination, (i) 1% of the aggregate Uncertificated Principal Balances of the REMIC III Group I Regular Interests (other than REMIC III Regular Interest MT-I-IO) minus (ii) the Uncertificated Principal Balances of REMIC III Regular Interest MT-I-2, MT-I-3, MT-I-4 and MT-I-5, in each case as of such date of determination.

        REMIC III Group II Overcollateralized Amount: With respect to any date of determination, (i) 1% of the aggregate Uncertificated Principal Balances of the REMIC III Group II Regular Interests minus (ii) the Uncertificated Principal Balance of REMIC III Regular Interest MT-II-2 as of such date of determination.

        REMIC III Group I Principal Loss Allocation Amount: With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Group I Loans then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the sum of the Uncertificated Principal Balances of REMIC III Regular Interests MT-I-2, MT-I-3, MT-I-4, MT-I-5 and MT-I-6 and the denominator of which is the sum of the Uncertificated Principal Balances of REMIC III Regular Interests MT-I-2, MT-I-3, MT-I-4, MT-I-5, MT-I-6 and MT-I-7.

        REMIC III Group II Principal Loss Allocation Amount: With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Group II Loans then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the Uncertificated Principal Balance of REMIC III Regular Interest MT-II-2 and the denominator of which is the sum of the Uncertificated Principal Balances of REMIC III Regular Interests MT-II-2 and MT-II-3.

        REMIC III Group I Regular Interests: REMIC III Regular Interest MT-I-1, REMIC III Regular Interest MT-I-2, REMIC III Regular Interest MT-I-3, REMIC III Regular Interest MT-I-4, REMIC III Regular Interest MT-I-5, REMIC III Regular Interest MT-I-6, REMIC III Regular Interest MT-I-7 and REMIC III Regular Interest MT-I-IO.

        REMIC  III  Group II  Regular  Interests:  REMIC  III  Regular  Interest
MT-II-1, REMIC III Regular Interest MT-II-2 and REMIC III Regular Interest MT-II-3.

     REMIC III Group I Required Overcollateralization Amount: 1% of the Group I Required Overcollateralization Amount.

     REMIC III Group II Required Overcollateralized Amount: 1% of the Group II Required Overcollateralization Amount.

        REMIC III Regular Interest LT1-I: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interest MT-I-2: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interest MT-I-3: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interest MT-I-4: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interest MT-I-5: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interest MT-I-6: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interest MT-I-7: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interest MT-I-7 Maximum Interest Deferral Amount: With respect to any Distribution Date, the sum of (A) the excess of (i) Uncertificated Accrued Interest calculated with the REMIC III Regular Interest MT-I-6 Uncertificated Pass-Through Rate and an Uncertificated Principal Balance equal to the excess of (x) the Uncertificated Principal Balance of REMIC III Regular Interest MT-I-6 over (y) the REMIC III Group I Overcollateralized Amount, in each case for such Distribution Date, over (ii) Uncertificated Accrued Interest on REMIC III Regular Interest MT-I-2 with the rate on REMIC III Regular Interest MT-I-2 subject to a cap equal to the least of (a) LIBOR plus 0.23% per annum, (b) the Maximum Class A-I-1 Rate and (c) the Group I Adjusted Net WAC Rate for the purpose of this calculation; Uncertificated Accrued Interest on REMIC III Regular Interest MT-I-3 with the rate on REMIC III Regular Interest MT-I-3 subject to a cap equal to the lesser of (a) 4.60% per annum and (b) the Group I Adjusted Net WAC Rate for the purpose of this calculation; Uncertificated Accrued Interest on REMIC III Regular Interest MT- I-4 with the rate on REMIC III Regular Interest MT-I-4 subject to a cap equal to the lesser of (a) 5.50% per annum and (b) the Group I Adjusted Net WAC Rate for the purpose of this calculation and Uncertificated Accrued Interest on REMIC III Regular Interest MT-I-5 with the rate on REMIC III Regular Interest MT-I-5 subject to a cap equal to the lesser of (a) 6.29% per annum and (b) the Group I Adjusted Net WAC Rate and (ii) on or after the first Distribution Date after the first possible Group I Optional Termination Date, a per annum rate equal to the lesser of (a) 6.79% per annum and (b) the Group I Adjusted Net WAC Rate for the purpose of this calculation for such Distribution Date; Uncertificated Accrued Interest on REMIC III Regular Interest MT-I-6 with the rate on REMIC III Regular Interest MT-I-3 subject to a cap equal to the lesser of (a) 5.70% per annum and (b) the Group I Adjusted Net WAC Rate for the purpose of this calculation and (B) the REMIC III Group II Diverted Excess Spread.

        REMIC III Regular Interest MT-I-IO: A Regular Interest in REMIC III that is held as an asset of REMIC IV, that has an initial notional balance equal to the related Notional Balance, that bears interest at the related Uncertificated Pass-Through Rate and in that has such other terms as are described herein.

        REMIC III Regular Interest MT-II-1: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interest MT-II-2: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interest MT-II-3: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular  Interest  MT-II-3 Maximum  Interest  Deferral Amount:
With respect to any Distribution Date, the sum of (A) the excess of (i) Uncertificated Accrued Interest calculated with the REMIC III Regular Interest MT-II-3 Uncertificated Pass-Through Rate and an Uncertificated Principal Balance equal to the excess of (x) the Uncertificated Principal Balance of REMIC III Regular Interest MT-II-3 over (y) the REMIC III Group II Overcollateralized Amount, in each case for such Distribution Date, over (ii) Uncertificated Accrued Interest on REMIC III Regular Interest MT-II-2 with the rate on REMIC III Regular Interest MT-I-2 subject to a cap equal to the least of (a) LIBOR plus the Class A-II Margin, (b) the Maximum Class A-II Rate and (c) the Group II Weighted Average Actual/360 Net Mortgage Rate for the purpose of this calculation for such Distribution Date and (B) the REMIC III Group I Diverted Excess Spread.

        REMIC IV: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC III Regular Interests.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received substantially all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at a rate equal to the sum of the Net Mortgage Rate and the Certificate Insurer Premium Modified Rate that would have been applicable to the related Mortgage Loan had it been outstanding net of amounts that would have been Deferred Interest, if any) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Re-Performing Loans: The Mortgage Loans listed on Exhibit R which were contractually delinquent as of the Cut-off Date, but for which the related Mortgagor had entered into a bankruptcy plan or repayment plan.

        Repurchase Event: As defined in the Assignment Agreement.
        ----------------

        Repurchase Price: With respect to any Deleted Mortgage Loan to be replaced by the substitution of one or more Qualified Substitute Mortgage Loans pursuant to Section 2.03, an amount, calculated by the Master Servicer equal to:(a) the unpaid principal balance of such Mortgage Loan (or, in the case of any REO Property, the related Mortgage Loan) (after application of all principal payments (including prepayments) collected and other principal amounts recovered on such Mortgage Loan) as of the date of receipt of the Repurchase Price or the date of substitution, as the case may be, hereunder; plus(b) unpaid interest accrued on such Mortgage Loan or Mortgage Loan related to an REO Property, as applicable, at the related Mortgage Rate (after application of all interest payments collected and other amounts recovered (and applied to accrued interest) on such Mortgage Loan) to, but not including, the Due Date in the Due Period during which the applicable purchase or substitution occurs; plus(c) any unreimbursed Servicing Advances, all accrued and unpaid interest on Advances, any unpaid servicing compensation (other than Master Servicer fees), and any unpaid or unreimbursed expenses of the Trust Fund allocable to such Mortgage Loan or Mortgage Loan related to an REO Property, as applicable, as of the date of receipt of such Repurchase Price or the date of substitution, as the case may be, hereunder; plus(d) in the event that such Mortgage Loan or Mortgage Loan related to an REO Property, as applicable, is required to be repurchased or replaced pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Master Servicer or the Trustee in respect of the breach or defect giving rise to the repurchase or replacement obligation, including any expenses arising out of the enforcement of the repurchase or replacement obligation.

        Request for Release: A request for release, the forms of which are attached as Exhibit G hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Reserve Fund: An "outside reserve fund" within the meaning of Treasury regulation Section 1.860G-2(h), which is not an asset of any REMIC, ownership of which is evidenced by the Class SB-II Certificates, and which is established and maintained pursuant to Section 4.09.

        Reserve Fund Deposit: With respect to the Reserve Fund, an amount equal to $5,000, which the Trustee shall deposit into the Trust Fund pursuant to
Section 4.09 hereof.

     Reserve Fund Residual Right: The right to distributions from the Reserve Fund as described in Section 4.09 hereof.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Rolling Six-Month Delinquency Ratio: As of any Distribution Date, the fraction, expressed as a percentage, equal to the average of the Delinquency Ratio for each of the six (or one, two, three, four and five in the case of the first, second, third, fourth and fifth Distribution Dates) immediately preceding Due Periods.

     Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Servicer Bailee Loan: A Mortgage Loan, as indicated on Exhibit S, for which the Mortgage File is held on the Cut-off Date by the related servicer or the servicer's attorney.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate equal to the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period, as may be adjusted pursuant to
Section 3.16(e).

        Servicing Fee Rate: The per annum rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE," as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to a modification of such Mortgage Loan in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee and the Insurer by the Master Servicer, as such list may from time to time be amended.

     Servicing Trigger: As of any Distribution Date, for purposes of Section 7.05, "Servicing Trigger; Removal of Master Servicer," the occurrence of any of the following scenarios:

               (i) the aggregate Rolling Six-Month Delinquency Ratio is greater than 12.00% for the then-current Distribution Date;

               (ii) the aggregate Rolling Six-Month Delinquency Ratio is greater than 10.00% for the then-current and two preceding Distribution Dates;

        (iii) the aggregate Twelve-Month Loss Amount is greater than or equal to 2.75% of the aggregate Stated Principal Balance of the Mortgage Loans; or

        (iv) the aggregate Realized Losses on the Mortgage Loans since the Cut-off Date exceed (a) with respect to the first 12 Distribution Dates, 2.25% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, (b) with respect to the next 12 Distribution Dates, 3.75% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, (c) with respect to the next 12 Distribution Dates, 5.25% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, (d) with respect to the next 12 Distribution Dates, 6.75% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, and (e) with respect to all Distribution Dates thereafter, 8.00% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans.

        Simple Interest Loan: A Mortgage Loan pursuant to which each Monthly Payment is applied first, to interest accrued on such Mortgage Loan from the date on which the previous Monthly Payment was made to the date on which such Monthly Payment was made, and second to the principal amount outstanding.

        Special Hazard Loss: Any Realized Loss not in excess of the lesser of the cost of repair or the cost of replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, or its successor in interest.

        Startup Date: The day designated as such pursuant to Article X hereof.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, plus (ii) any Deferred Interest added to the principal balance of the Mortgage Loan pursuant to the terms of the Mortgage Note, minus (iii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 or
4.03 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

     Subordination: The provisions described in Section 4.05 relating to the allocation of Realized Losses (other than any Realized Losses covered by the Policy).

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues with respect to each Distribution Date at an annual rate designated as "SUBSERV FEE" in Exhibit F-1 and Exhibit F-2.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC I, REMIC II, REMIC III and REMIC IV due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

     Trust Fund: Collectively, the assets of REMIC I, REMIC II, REMIC III and REMIC IV, the Reserve Fund and the Reserve Fund Deposit.

        Twelve-Month Loss Amount: With respect to any Distribution Date, an amount equal to the aggregate of all Realized Losses on the Mortgage Loans during the 12 preceding Due Periods.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uncertificated Accrued Interest: With respect to any Uncertificated Regular Interest for any Distribution Date, one month's interest at the related Uncertificated Pass-Through Rate for such Distribution Date, accrued on the Uncertificated Principal Balance or Uncertificated Notional Amount, as applicable, immediately prior to such Distribution Date. Uncertificated Accrued Interest for the Group I Uncertificated Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months. Uncertificated Accrued Interest for the Group II Uncertificated Regular Interests shall accrue on the basis of a 360-day year and the actual number of days in the related Accrual Period. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC I Regular Interests for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Group I Loans for any Distribution Date shall be allocated first to REMIC I Regular Interest LT-A-1, then to REMIC I Regular Interest LT-A-2 and then to REMIC I Regular Interest LT-A-3, in each case to the extent of one month's interest at the then applicable respective Uncertificated REMIC I Pass-Through Rate on the respective Uncertificated Principal Balance of each such Uncertificated REMIC I Regular Interest. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC II Regular Interest for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Group II Loans for any Distribution Date shall be allocated to REMIC II Regular Interest LT-B, to the extent of one month's interest at the then applicable respective Uncertificated REMIC II Pass-Through Rate on the respective Uncertificated Principal Balance of such Uncertificated REMIC II Regular Interest. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC III Group I Regular Interests for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Group I Loans for any Distribution Date shall be allocated first, to Uncertificated Accrued
Interest  payable  to REMIC III  Regular  Interest  LT1-I and REMIC III  Regular
Interest MT- I-6 up to an aggregate amount equal to the REMIC III Group I Interest Loss Allocation Amount, 98% and 2%, respectively, and thereafter any remaining Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Group I Loans for any Distribution Date shall be allocated among REMIC III Regular Interests MT-I-1, MT-I-2, MT-I-3, MT-I-4, MT-I-5, MT-I- 6, MT-I-7 and MT-I-IO, pro rata based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC III Group II Regular Interests for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Group II Loans for any Distribution Date shall be allocated first, to Uncertificated Accrued Interest payable to REMIC III Regular Interest MT-II-1 and REMIC III Regular Interest MT-II-3 up to an aggregate amount equal to the REMIC III Group II Interest Loss Allocation Amount, 98% and 2%, respectively, and thereafter any remaining Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Group II Loans for any Distribution Date shall be allocated among REMIC III Regular Interests MT-II-1, MT-II-2, and MT-II-3, pro rata based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence.

     Uncertificated Notional Amount: With respect to REMIC III Regular Interest MT-I-IO and (i) any date of determination after October, 2001 and on or before February, 2001, the aggregate

Uncertificated Principal Balances of REMIC I Regular Interest LT-A-2 and REMIC I Regular Interest LT-A-3 for such Distribution Date, or (ii) any date of determination after January, 2001, and on or before April, 2004, the Uncertificated Principal Balance of REMIC I Regular Interest LT-A-3 for such Distribution Date.

        Uncertificated   Pass-Through   Rate:   The   Uncertificated   REMIC   I
Pass-Through Rate, Uncertificated REMIC II Pass-Through Rate or Uncertificated REMIC III Pass-Through Rate.

        Uncertificated Principal Balance: The principal amount of any Uncertificated Regular Interest (other than REMIC III Regular Interest MT-I-IO) outstanding as of any date of determination. The Uncertificated Principal Balance of each Uncertificated Regular Interest shall be reduced by all distributions of principal made on such Uncertificated Regular Interest, as applicable, on such Distribution Date and, if and to the extent necessary and appropriate, shall be further reduced in such Distribution Date by Realized Losses. The Uncertificated Principal Balance of each Uncertificated Regular Interest shall never be less than zero. REMIC III Regular Interest MT-I-IO will not have an Uncertificated Principal Balance.

     Uncertificated Regular Interests: The REMIC I Regular Interests, the REMIC II Regular Interests and the REMIC III Regular Interests.

        Uncertificated   REMIC  I  Pass-Through   Rate:   With  respect  to  any
Distribution Date, a per annum rate equal to the Group I Weighted Average Net Mortgage Rate.

        Uncertificated   REMIC  II  Pass-Through   Rate:  With  respect  to  any
Distribution Date, a per annum rate equal to the Group II Weighted Average Net Mortgage Rate.

        Uncertificated REMIC III Pass-Through Rate:

        (a) With respect to REMIC III Regular Interest MT-I-1, REMIC III Regular Interest MT- I-2, REMIC III Regular Interest MT-I-3, REMIC III Regular Interest MT-I-4, REMIC III Regular Interest MT-I-5, REMIC III Regular Interest MT-I-6 and REMIC III Regular Interest MT-I-7, and any Distribution Date, a per annum rate equal to the Group I Adjusted Net WAC Rate.

        (b) With respect to REMIC III Regular Interest MT-I-IO and the first 30 Distribution Dates, 6.00%, and with respect to REMIC III Regular Interest MT-I-IO and any Distribution Date thereafter, 0.00% per annum.

        (c) With respect to REMIC III Regular Interest MT-II-1, REMIC III Regular Interest MT-II-2, and REMIC III Regular Interest MT-II-3, and any Distribution Date, a per annum rate equal to the Uncertificated REMIC II Pass-Through Rate.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: A citizen or resident of the United States, a corporation, partnership or other entity (treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of

Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) provided that, for purposes solely of the restrictions on the transfer of Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

        VA: The Veterans Administration, or its successor.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 96.00% of all of the Voting Rights shall be allocated among Holders of the Class A Certificates, other than the Class A-I-IO Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all of the Voting Rights shall be allocated among Holders of the Class A-I-IO Certificates; 1% and 1% of all of the Voting Rights shall be allocated among the Holders of the Class SB-I and Class SB-II Certificates, respectively; 0.25%, 0.25%, 0.25% and 0.25% of all of the Voting Rights shall be allocated among the Holders of the Class R-I, Class R-II, Class R-III and Class R-IV Certificates, respectively; in each case to be allocated among the Certificates of such Class in accordance with their respective Percentage Interest.

        Section 1.02. Determination of LIBOR.

        LIBOR applicable to the calculation of the Pass-Through Rate on the Class A-I-1 Certificates and Class A-II Certificates for any Interest Accrual Period will be determined on each LIBOR Rate Adjustment Date. On each LIBOR Rate Adjustment Date, LIBOR shall be established by the Trustee and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on such LIBOR Rate Adjustment Date. "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer and the Insurer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer and the Insurer) as of 11:00 a.m., London time, on the LIBOR Rate Adjustment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Class A-I-1 Certificates and Class A-II Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer and the Insurer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Class A-I-1 Certificates and Class A-II Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date; provided however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee, after consultation with the Insurer, shall select an alternative comparable index (over which the Trustee has no control), used for determining one- month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's subsequent calculation of the Pass-Through Rate applicable to the Class A-I- 1 Certificates and Class A-II Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding. Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so requesting by telephone the Pass-Through Rate on the Class A-I-1 Certificates and Class A-II Certificates for the current and the immediately preceding Interest Accrual Period.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

        Section 2.01. Conveyance of Mortgage Loans.

        (a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Depositor in and to (i) the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of October 2001), but excluding any Arrearages and any payments in respect thereof; (ii) the Reserve Fund Deposit; and (iii) all proceeds of the foregoing.

        (b) In connection with such assignment, and contemporaneously with the delivery of this Agreement, the Depositor delivered or caused to be delivered hereunder to the Trustee the Policy, and except as set forth in Section 2.01(c) below, the Depositor does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

               (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

               (ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording thereon or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage with evidence of recording indicated thereon;

               (iii)  Unless the  Mortgage  Loan is  registered  on the  MERS(R)
        System, the assignment (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

               (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon;

               (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement; and

        and (II) with respect to each Cooperative Loan so assigned:

               (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

               (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

               (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

               (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

               (v)    The Security Agreement;

               (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

               (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

               (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

               (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

               (x) A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

        The Depositor may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii),
(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        (c) In connection with any Mortgage Loan, if the Depositor cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Depositor shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Depositor shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee, the Insurer and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for Residential Funding and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Depositor because of any defect therein, the Depositor shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment, Form UCC-3 or Form UCC-1, as applicable, to be recorded in accordance with this paragraph. The Depositor shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment, Form UCC-3 or Form UCC-1, as applicable (or copy thereof as permitted by Section 2.01(b)), with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Depositor delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Depositor shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections  2.01(b)(I)(ii),  (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Depositor further agrees that it will cause, at the Depositor's own expense, within 30 days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Depositor further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

        (d) It is intended that the conveyances by the Depositor to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyances provided for in this Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B) and (C) granted by Residential Funding to the Depositor pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-115, 9-305, 8-102, 8-301, 8-501, 8-503, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

        The Depositor and, at the Depositor's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Depositor shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans as evidenced by an Officers' Certificate of the Depositor, with a copy delivered to the Insurer, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Depositor or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Depositor or (3) any transfer of any interest of Residential Funding or the Depositor in any Mortgage Loan.

        Section 2.02. Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(I)(i) and Section 2.01(b)(II)(i), (iii), (v), (vi) and (viii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to
Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim

Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Depositor or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in
Section 2.01(c) above. If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Depositor; provided, that if the Mortgage Loan related to such Mortgage File is listed on Schedule A of the Assignment Agreement, no notification shall be necessary. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Depositor and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. If such omission or defect materially and adversely affects the interests in the related Mortgage Loan of the Certificateholders or the Insurer, the Master Servicer shall promptly notify the related Subservicer of such omission or defect and request that such Subservicer correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer does not correct or cure such omission or defect within such period, that such Subservicer purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered; and provided further, that no cure, substitution or repurchase shall be required if such omission or defect is in respect of a Mortgage Loan listed on Schedule A of the Assignment Agreement. The Purchase Price for any such Mortgage Loan shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Residential Funding that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Residential Funding and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Subservicer, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders (except for the Insurer's rights under the Insurance Agreement).

Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Depositor.

        (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Insurer that: (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement; (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;
(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law; (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder; (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement; (vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy; (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Depositor, any Affiliate of the Depositor or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and (ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS. It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian. Upon discovery by either the Depositor, the Master Servicer, the Insurer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders or the Insurer in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in
Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders (except for the Insurer's rights under Section 3.03 of the Insurance Agreement).

        (b) The Depositor hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Insurer that as of the Closing Date (or, if otherwise specified below, as of the date so specified): (i) The information set forth in Exhibit F-1 and Exhibit F-2 hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the respective date or dates which such information is furnished; (ii) Immediately prior to the conveyance of the Mortgage Loans to the Trustee, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such conveyance validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest; and (iii) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G- 2(a)(1). It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian. Upon discovery by any of the Depositor, the Master Servicer, the Insurer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders or the Insurer in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (including the Insurer) (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(iii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Depositor shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Depositor shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Depositor under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Depositor to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders (other than the Insurer) or the Trustee on behalf of the Certificateholders (other than the Insurer). Notwithstanding the foregoing, the Depositor shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

        Section 2.04. Representations and Warranties of Residential Funding.

        The Depositor, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its right, title and interest in respect of the Assignment Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement relates to the representations and warranties made by Residential Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Depositor, the Master Servicer, the Trustee, the Insurer or any Custodian of a breach of any of the representations and warranties made in the Assignment Agreement in respect of any Mortgage Loan or of any Repurchase Event which materially and adversely affects the interests of the Certificateholders or the Insurer in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (including the Insurer) (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify Residential Funding of such breach or Repurchase Event and request that Residential Funding either (i) cure such breach or Repurchase Event in all material respects within 90 days from the date the Master Servicer was notified of such breach or Repurchase Event or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that, in the case of a breach or Repurchase Event under the Assignment Agreement, Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, and
Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in
Section 4 of the Assignment Agreement, as of the date of substitution, and the covenants, representations and warranties set forth in this Section 2.04, and in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment
Agreement. In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) any portion of REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC at any time that any Certificate is outstanding. It is understood and agreed that the obligation of the Residential Funding to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders (other than the Insurer) or the Trustee on behalf of the Certificateholders (other than the Insurer). If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05. Execution and Authentication of Certificates; Conveyance of Uncertificated REMIC Regular Interests.

        (a) The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed and caused to be authenticated and delivered to or upon the order of the Depositor the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

        (b) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests and the REMIC II Regular Interest for the benefit of the Holders of the REMIC III Regular Interests and the Holders of the Class R-III Certificates. The Trustee acknowledges receipt of the REMIC I Regular Interests and the REMIC II Regular Interest (each of which is uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the Holders of the REMIC III Regular Interests and Holders of the Class R-III Certificates. The interests evidenced by the Class R-III Certificates, together with the REMIC III Regular Interests, constitute the entire beneficial ownership interest in REMIC III.

        (c) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC III Regular Interests for the benefit of the holders of the Regular Certificates and the Class R-IV Certificates. The Trustee acknowledges receipt of the REMIC III Regular Interests (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the Regular Certificates and the Class R-IV Certificates. The interests evidenced by the Class R-IV Certificate, together with the Regular Certificates, constitute the entire beneficial ownership interest in REMIC IV.

        (d) In exchange for the REMIC III Regular Interests and, concurrently with the assignment to the Trustee thereof, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Regular Certificates in authorized denominations evidencing (together with the Class R-IV Certificates) the entire beneficial ownership interest in REMIC IV.

                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

        Section 3.01. Master Servicer to Act as Servicer.

        (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans, following such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities, and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to
Section 3.13(d) hereof) and cause any of REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

        (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

        (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

        (d) To the extent the Master Servicer or any Subservicer receives payments in respect of Arrearages, such payments shall be retained by the Master Servicer or Subservicer and shall not be deposited in the Custodial Account. Any monthly payment received with respect to a Mortgage Loan subject to a repayment plan (other than a bankruptcy plan) that is not sufficient to satisfy the Monthly Payment and the monthly Arrearage shall be applied by the Master Servicer first to the Monthly Payment and then in payment of the monthly Arrearage. Any monthly payment received with respect to a Mortgage Loan subject to a repayment plan (other than a bankruptcy plan) that is greater than the payment required under the repayment plan shall be applied first, in reduction of any remaining Arrearage with respect to such Mortgage Loan, and then in reduction of the principal balance thereof as a principal prepayment.

        (e) Any payment made by a Mortgagor under a Mortgage Loan subject to a bankruptcy plan shall be allocated between the Arrearage and the Monthly Payment as provided in the related bankruptcy plan.

Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' Obligations.

        (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a Freddie Mac, Fannie Mae or HUD approved mortgage servicer. In addition, any Subservicer of a Mortgage Loan insured by the FHA must be an FHA-approved servicer, and any Subservicer of a Mortgage Loan guaranteed by the VA must be a VA-approved servicer. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in
Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required by, permitted by or consistent with the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders or the Insurer.

        (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee, the Insurer and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a  representation  or  warranty,  as described in Section
2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

        Section 3.03. Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

        Section 3.04. Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee, the Insurer and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Depositor and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05. No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee.

        (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

        (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

        (c) Unless an Insurer Default exists, the Master Servicer will, if it is authorized to do so under the relevant Subservicing Agreement, upon request of the Insurer at a time when the Insurer may remove the Master Servicer under the terms hereof, terminate any Subservicing Agreement.

     Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

        (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary
Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders or the Insurer (taking into account any estimated Realized Loss that might result absent such action), provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Amount thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such reamortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

        (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):
(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred (other than any payments received in respect of any Arrearages); (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred; (iii) Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer); (iv) All proceeds of any Mortgage Loans purchased pursuant to
Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04; and (v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21. The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans. With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the related Group I or Group II Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

        (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master
Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

        (d) The Master Servicer shall give notice to the Trustee and the Depositor of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

        Section 3.08. Subservicing Accounts; Servicing Accounts.

        (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer, the Insurer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

        (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee and the Certificate Insurer Premium Modified Rate, if any, accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

        (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

        (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

     Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans.

        In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

        Section 3.10. Permitted Withdrawals from the Custodial Account.

        (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are
attributable to the Mortgage Loans for the following purposes: (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01; (ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.08, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) late recoveries of the payments for which such advances were made in the case of Servicing Advances; (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at a rate per annum equal to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) plus the Certificate Insurer Premium Modified Rate on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments; (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c); (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);
(vi) to pay to itself, a Subservicer, Residential Funding, the Depositor or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 3.23, 4.07 or 9.01, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined; (vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan; (viii) to reimburse itself or the Depositor for expenses incurred by and reimbursable to it or the Depositor pursuant to Section 3.14(c), 6.03, 10.01 or otherwise; (ix) to reimburse itself for amounts expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and
(b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or
(viii) above; and (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07, including any payoff fees or penalties or any other additional amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

        (b) Since,  in  connection  with  withdrawals  pursuant to clauses (ii),
(iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage

Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

        (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

        Section 3.11. Maintenance of Primary Insurance Coverage.

        (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value at origination in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Master Servicer had knowledge of such Primary Insurance Policy. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass- through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

        (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

               Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

        (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan (together with the principal balance of any mortgage loan secured by a lien that is senior to the Mortgage Loan) or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative
Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

        (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Depositor. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

     Section  3.13.   Enforcement   of  Due-on-Sale   Clauses;   Assumption  and
          Modification Agreements; Certain Assignments.

        (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing: (i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on- sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

        (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause any of REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as REMICs under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien (or junior lien of the same priority in relation to any senior mortgage loan, with respect to any Mortgage Loan secured by a junior Mortgage) pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the buyer/transferee of the Mortgaged Property would be qualified to assume the Mortgage Loan based on generally comparable credit quality and such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that each of REMIC I, REMIC II, REMIC III or REMIC IV would continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any of REMIC I, REMIC II, REMIC III or REMIC IV as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;
(iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related

Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

        Section 3.14. Realization Upon Defaulted Mortgage Loans.

        (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default (including a default with respect to a required payment of an Arrearage) and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i)
accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion or action, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion or action in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the correction of any default on a related senior mortgage loan, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes or the Insurer after reimbursement to itself for such expenses or charges and (ii) that such expenses and charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10. In addition, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the

Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

        (b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

        (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of each of REMIC I, REMIC II, REMIC III or REMIC IV as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer obtains for the Trustee and the Insurer an Opinion of Counsel, addressed to the Trustee, the Insurer and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any of REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the

Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject REMIC I, REMIC II, REMIC III or REMIC IV to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

        (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) (less Deferred Interest, if any), to the Due Date in the related Due Period prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property) (provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired), other than with respect to any Arrearage; fourth, to the Master Servicer (or the owner of the Arrearage) in respect of any Arrearage; fifth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); sixth, to the Insurer for reimbursement for any payments made pursuant to the Policy to the extent not reimbursed pursuant to
Section 4.02(c)(v) and (vi) or 4.02(d)(v) and (vi); and seventh, to Foreclosure Profits.

        (e) Notwithstanding the foregoing paragraphs of this Section 3.14, in the event that a Foreclosure Restricted Loan goes into foreclosure, if acquiring title to the related Mortgaged Property by foreclosure or by deed in lieu of foreclosure would cause the adjusted basis (for federal income tax purposes) of the Mortgaged Properties underlying the Foreclosure Restricted Loans in Loan Group I or Loan Group II that are currently owned by REMIC I or REMIC II, respectively, after foreclosure (along with any other assets owned by REMIC I or REMIC II, respectively, other than "qualified mortgages" and "permitted investments" within the meaning of Section 860G of the Code) to exceed 0.75% of the adjusted basis of the assets in Loan Group I or Loan Group II, respectively, the Master Servicer shall not be permitted to acquire title to such Mortgaged Property on behalf of REMIC I or REMIC II, respectively. Instead, the Master Servicer shall dispose of the Mortgage Loan for cash in the foreclosure sale. In addition, if the Master Servicer determines that following a distribution on any Distribution Date the adjusted bases of the Mortgaged Properties underlying the Foreclosure Restricted Loans in foreclosure (along with any other assets owned by REMIC I or REMIC II, as the case may be, other than "qualified mortgages" and "permitted investments" within the meaning of Section 860G of the Code) exceed 1.0% of the adjusted bases of the assets of REMIC I or REMIC II, as the case may be, immediately after the distribution, then prior to such Distribution Date, the Master Servicer shall dispose of enough of such Mortgaged Properties in foreclosure, for cash, so that the adjusted bases of such Mortgaged Properties in foreclosure (along with any other assets owned by REMIC I or REMIC II, as the case may be, other than "qualified mortgages" and "permitted investments" within the meaning of Section 860G of the Code) will be less than 1.0% of the adjusted bases of the assets of REMIC I or REMIC II, as the case may be. In either event, the Master Servicer is permitted to acquire (for its own account and not on behalf of the Trust) the Mortgaged Property at the foreclosure sale for an amount not less than the greater of: (i) the highest amount bid by any other person at the foreclosure sale, or (ii) the estimated fair value of the Mortgaged Property, as determined by the Master Servicer in good faith.

        Section 3.15. Trustee to Cooperate; Release of Mortgage Files.

        (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit G requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release, including any applicable UCC termination statements. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

        (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit G hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

        (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

        Section 3.16. Servicing and Other Compensation; Compensating Interest.

        (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid. If the portion of a Monthly Payment on a Simple Interest Loan that is applied to interest is less than the portion of such Monthly Payment that would have been applied to interest if such payment had been received on the related Due Date, the aggregate Servicing Fee payable on the related Distribution Date to the Master Servicer in respect of all of the Mortgage Loans shall be reduced by such difference. If the portion of a Monthly Payment on a Simple Interest Loan that is applied to interest is more than the portion of such Monthly Payment that would have been applied to interest if such payment had been received on the related Due Date, the aggregate Servicing Fee payable on the related Distribution Date to the Master Servicer in respect of all of the Mortgage Loans shall be increased by such difference.

        (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

        (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

        (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

        (e) Notwithstanding clauses (a) and (b) above, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to
Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer shall not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) shall not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) shall not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi). With respect to any Distribution Date, Compensating Interest derived from Loan Group I shall be used on such Distribution Date (i) to cover any Prepayment Interest Shortfalls on the Group I Loans and (ii) to cover any Prepayment Interest Shortfalls on the Group II Loans, but only to the extent not covered by Compensating Interest derived from Loan Group II. With respect to any Distribution Date, Compensating Interest derived from Loan Group II shall be used on such Distribution Date (i) to cover any Prepayment Interest Shortfalls on the Group II Loans and (ii) to cover any Prepayment Interest Shortfalls on the Group I Loans, but only to the extent not covered by Compensating Interest derived from Loan Group I.

        Section 3.17. Reports to the Trustee and the Depositor.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Depositor a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

        Section 3.18. Annual Statement as to Compliance.

        The Master Servicer will deliver to the Depositor, the Trustee and the Insurer on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and of its performance under the pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, specifying such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

        Section 3.19. Annual Independent Public Accountants' Servicing Report.

        On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants which shall be members of the American Institute of Certified Public Accountants to furnish a report to the Depositor, the Insurer and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

        Section 3.20. Right of the Depositor in Respect of the Master Servicer.

        The Master Servicer shall afford the Depositor, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Depositor with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Depositor or Residential Funding. The Insurer hereby is so identified. The Depositor may, but is not obligated to perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have the responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

        Section 4.01. Certificate Account.

        (a) The Master Servicer acting as agent of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount to be deposited in the Reserve Fund pursuant to Section 4.09, (v) any amount required to be paid pursuant to Section 9.01, (vi) an amount equal to the Certificate Insurer Premium payable on such Distribution Date and (vii) all other amounts constituting the Group I or Group II Available Distribution Amount for the immediately succeeding Distribution Date. In addition, as and to the extent required pursuant to Section 4.08(b), the Trustee shall withdraw from the Insurance Account and deposit into the Certificate Account the amount necessary to pay the Insured Amount on each Distribution Date to the extent received from the Insurer.

        (b) On each Distribution Date, prior to making any other distributions referred to in Section 4.02 herein, the Trustee shall withdraw from the Certificate Account and pay to the Insurer, by wire transfer of immediately available funds to the Insurer Account, the Certificate Insurer Premium for such Distribution Date. The Trustee shall deposit any amounts received pursuant to the Policy into the Certificate Account. Any such amounts shall be distributed on the immediately following Distribution Date as part of the Group I or Group II Available Distribution Amount, as applicable.

        (c) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders and the Insurer, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

        Section 4.02. Distributions.

        (a) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate and distribute the Principal Distribution Amount for such date to the interests issued in respect of REMIC I, REMIC II, REMIC III and REMIC IV as specified in this Section.

        (b) (1)On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC I to REMIC III on account of the REMIC I Regular Interests:

               (i) to the extent of the Group I Available Distribution Amounts, first, to the Holders of REMIC I Regular Interest LT-A-2 and REMIC I Regular Interest LT-A-3, in an amount equal to

               (A) the Uncertificated Accrued Interest for such Distribution Date, plus

               (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates and second, to Holders of REMIC I Regular Interest LT-A-1 in an amount equal to

               (A) the Uncertificated Accrued Interest for such Distribution Date, plus

               (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

               (ii) to the Holders of REMIC I Regular Interests, in an amount equal to the remainder of the Group I Available Distribution Amount for such Distribution Date after the distributions made pursuant to clause
        (i) above, allocated in the following order of priority:

                      (A) to the Holders of REMIC I Regular Interest LT-A-1, until the Uncertificated Principal Balance of REMIC I Regular Interest LT-A-1 is reduced to zero;

                      (B) to the Holders of REMIC I Regular Interest LT-A-2, until the Uncertificated Principal Balance of REMIC I Regular Interest LT-A-2 is reduced to zero;

                      (C) to the Holders of REMIC I Regular Interest LT-A-3, until the Uncertificated Principal Balance of REMIC I Regular Interest LT-A-3, is reduced to zero; and

                      (D) any remaining amount to the Holders of the Class R-I Certificates.

               (2) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC II to REMIC III on account of the REMIC II Regular Interests:

               (i) to the extent of the Group II Available Distribution Amounts, to the Holders of REMIC II Regular Interest LT-B, in an amount equal to
        (A) the related Uncertificated

        Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

               (ii) to the Holders of REMIC II Regular Interest LT-B, in an amount equal to the remainder of the Group II Available Distribution Amount for such Distribution Date after the distributions made pursuant to clause (i) above, allocated in the following order of priority:

                      (A) to the Holders REMIC II Regular Interest LT-B, until the Uncertificated Principal Balance of REMIC II Regular Interest LT-B is reduced to zero; and

                      (B) any remaining amount to the Holders of the Class R-II Certificates.

               (3) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC III to REMIC IV on account of the REMIC III Regular Interests:

               (i) to the extent of the Group I Available  Distribution  Amount, first, to the Holders of REMIC III Regular Interest MT-I-IO, in an amount equal to (A) the related Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates, and second, to the Holders of REMIC III Regular Interest MT-I-1, REMIC III Regular Interest MT-I-2,
        REMIC III Regular Interest MT-I-3, REMIC III Regular Interest MT-I-4, REMIC III Regular Interest MT-I-5, REMIC III Regular Interest MT-I-6 and REMIC III Regular Interest MT-I-7, pro rata, in an amount equal to (A) the related Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of REMIC III Regular Interest MT-I-7 shall be reduced when the REMIC III Group I Overcollateralization Amount is less than the REMIC III Group I Required Overcollateralization Amount, by the lesser of (x) the amount of such difference and (y) the REMIC III Group I Regular Interest MT-I-7 Maximum Interest Deferral Amount , and such amount will be payable to the Holders of REMIC III Regular Interest MT-I-1, REMIC III Regular Interest MT-I-2, REMIC III Regular Interest
        MT-I-3, REMIC III Regular Interest MT-I-4, REMIC III Regular Interest MT-I-5 and REMIC III Regular Interest MT-I-6 in the same proportion as the Group I Overcollateralization Increase Amount is allocated to the Class A-I-1 Certificates, Class A-I-2 Certificates, Class A-I-3 Certificates, Class A-I-4 Certificates and Class A-I-5 Certificates, respectively; and

               (ii) on each Distribution Date, to the Holders of REMIC III Group I Regular Interests (other than REMIC III Regular Interest MT-I-IO), in an amount equal to the remainder of the Group I Available Distribution Amount after the distributions made pursuant to clause (i) above, allocated as follows (except as provided below): (A) to the Holders of the REMIC III Regular Interest MT-I-1, 98.00% of such remainder until the Uncertificated Principal Balance of such REMIC III Regular Interest is reduced to zero; (B) to the Holders of the REMIC III Regular Interest MT-I-2, MT-I-3, MT-I-4, MT-I-5 and MT- I-6, 1.00% of such remainder, in the same proportion as principal payments are allocated to the Class A-I-1 Certificates, Class A-I-2 Certificates, Class A-I-3 Certificates, Class A-I-4 Certificates and Class A-I-5 Certificates, respectively; (C) to the Holders of the REMIC III Regular Interest MT-I-7, 1.00% of such remainder; and (D) any remaining amounts to the Holders of the Class R-III Certificates; provided, however, that 98.00% and 2.00% of any principal payments that are attributable to an Overcollateralization Reduction Amount shall be allocated to Holders of the REMIC III Regular Interest MT-I-1 and REMIC III Regular Interest MT-I-7, respectively.

               (iii) to the extent of the Group II Available Distribution Amount, to the Holders of REMIC III Regular Interest MT-II-1, REMIC III Regular Interest MT-II-2, and REMIC III Regular Interest MT-II-3, pro rata, in an amount equal to (A) the related Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of REMIC III Regular Interest MT-II-3 shall be reduced when the REMIC III Group II Overcollateralization Amount is less than the REMIC III Group II Required Overcollateralization Amount, by the lesser of (x) the amount of such difference and (y) the REMIC III Group II Regular Interest MT-II-3 Maximum Interest Deferral Amount , and such amount will be payable to the Holders of REMIC III Regular Interest MT-II-2 in an amount equal to the amount of Group II Overcollateralization Increase Amount allocated to the Class A-II Certificates, respectively; and (iv) on each Distribution Date, to the Holders of REMIC III Group II Regular Interests, in an amount equal to the remainder of the Group II Available Distribution Amount after the distributions made pursuant to clause
        (iii) above, allocated as follows (except as provided below): (A) to the Holders of the REMIC III Regular Interest MT-II-1, 98.00% of such remainder until the Uncertificated Principal Balance of such REMIC III Regular Interest is reduced to zero; (B) to the Holders of the REMIC III Regular Interest MT-II-2, 1.00% of such remainder, (C) to the Holders of the REMIC III Regular Interest MT-II-3, 1.00% of such remainder; and (D) any remaining amounts to the Holders of the Class R-III Certificates; provided, however, that 98.00% and 2.00% of any principal payments that are attributable to an Overcollateralization Reduction Amount shall be allocated to Holders of the REMIC III Regular Interest MT-II-1 and REMIC III Regular Interest MT-II-3, respectively.

               (4) Notwithstanding the distributions on the REMIC Regular Interests described in this Section 4.02(b), distribution of funds from the Certificate Account shall be made only in accordance with Section 4.02(c) and
(d).

        (c) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share with respect to each Class of Certificates, shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder of the following amounts), in the following order of priority, in each case to the extent of the Group I Available Distribution Amount:

               (i) to the Class A-I Certificateholders, Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any Prepayment Interest Shortfalls on the Group I Loans, to the extent not covered by Compensating Interest pursuant to Section 3.16 (the "Group I Interest Distribution Amount"), with such amount allocated among the Class A-I Certificateholders on a pro rata basis;

               (ii) to the Class A-I Certificateholders (other than the Class A-I-IO Certificateholders), the lesser of (a) the excess of (i) the Group I Available Distribution Amount over (ii) the Group I Interest Distribution Amount and (b) the Group I Principal Distribution Amount (other than with respect to clauses (iv) and (v) thereof), in the order described in Section 4.02(e), until the aggregate Certificate Principal Balance of the Class A-I Certificates has been reduced to zero;

               (iii) to the Class A-I Certificateholders (other than the Class A-I-IO Certificateholders), from the Group I Available Distribution Amount remaining after the foregoing distributions (such amount, the "Group I Excess Cash Flow"), an amount equal to the Realized Losses on the Group I Loans during the immediately preceding Due Period, applied to reduce the Certificate Principal Balances of the Class A-I Certificates, in the order described in Section 4.02(e), until the aggregate Certificate Principal Balance of the Class A-I Certificates has been reduced to zero;

               (iv) to the Class A-II Certificateholders, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, an amount equal to the Realized Losses on the Group II Loans during the immediately preceding Due Period to the extent not covered by the Group II Excess Cash Flow, applied to reduce the Certificate Principal Balance of the Class A-II Certificates, until the Certificate Principal Balance of the Class A-II Certificates has been reduced to zero;

               (v) to the  Insurer,  from the  amount,  if any,  of the  Group I
        Available    Distribution   Amount   remaining   after   the   foregoing
        distributions, in respect of any Group I Cumulative Insurance Payments;

               (vi) to the Insurer, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, in respect of any Group II Cumulative Insurance Payments, to the extent not covered by the Group II Excess Cash Flow;

               (vii) to the Class A-II Certificateholders, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the Group II Overcollateralization Increase Amount for such Distribution Date, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class A-II Certificates has been reduced to zero, but only to the extent the Certificate Principal Balance of the Class A-II Certificates immediately prior to such Distribution Date exceeded the aggregate Stated Principal Balance of the Group II Loans at the end of the immediately preceding Due Period and to the extent not covered by the Group II Excess Cash Flow;

               (viii) except on the first two Distribution Dates, to the Class A-I Certificateholders (other than the Class A-I-IO Certificateholders), from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the Group I Overcollateralization Increase Amount for such Distribution Date, in the order described in Section 4.02(e), until the aggregate Certificate Principal Balance of such Class A-I Certificates has been reduced to zero;

               (ix) except on the first two Distribution Dates, to the Class A-II Certificateholders, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the Group II Overcollateralization Increase Amount for such Distribution Date to the extent not covered by the Group II Excess Cash Flow for such Distribution Date, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class A-II Certificates has been reduced to zero;

               (x) to the Class A-I Certificateholders from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto with respect to the Group I Loans, to the extent not covered by Compensating Interest on such Distribution Date;

               (xi) to the Class A-II Certificateholders from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto with respect to the Group II Loans, to the extent not covered by Compensating Interest and any Group II Excess Cash Flow on such Distribution Date;

               (xii) to the Class A-I Certificateholders from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto remaining unpaid from prior Distribution Dates together with interest thereon;

               (xiii) to the Class A-II Certificateholders from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto remaining unpaid from prior Distribution Dates together with interest thereon, to the extent not covered by any Group II Excess Cash Flow on such Distribution Date;

               (xiv) to make payments, from amounts otherwise payable to the Class SB-I Certificates (but in no event more than the Accrued Certificate Interest on such Class), (i) first, to the Reserve Fund to pay to the Class A-II Certificates the amount of any Basis Risk Shortfall Carry-Forward Amount on such Certificate to the extent not covered by payments pursuant to Section 4.02(d)(xiv), and (ii) second, to maintain a balance in the Reserve Fund equal to the Reserve Fund Deposit;

               (xv) to the Class SB-I Certificates, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, Accrued Certificate Interest thereon and the amount of any Group I Overcollateralization Reduction Amount for such Distribution Date; and

               (xvi) to the related Class R Certificateholders, the balance, if any, of the Group I Available Distribution Amount.

        (d) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share with respect to each Class of Certificates, shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder of the following amounts, in the following order of priority, subject to the provisions of Section 4.02(e)), in each case to the extent of the Group II Available Distribution Amount:

               (i) to the Class A-II Certificateholders, Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any Prepayment Interest Shortfalls on the Group II Loans, to the extent not covered by Compensating Interest pursuant to Section 3.16 (the "Group II Interest Distribution Amount");

               (ii) to the Class A-II Certificateholders, the lesser of (a) the excess of (i) the Group II Available Distribution Amount over (ii) the Group II Interest Distribution Amount and (b) the Group II Principal Distribution Amount (other than with respect to clauses (iv) and (v) thereof), until the Certificate Principal Balance of the Class A-II Certificates has been reduced to zero;

               (iii) to the Class A-II Certificateholders, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions (such amount, the "Group II Excess Cash Flow") an amount equal to the Realized Losses on the Group II Loans during the immediately preceding Due Period, applied to reduce the Certificate Principal Balance of the Class A-II Certificates, until the Certificate Principal Balance of the Class A-II Certificates has been reduced to zero;

               (iv) to the Class A-I Certificateholders (other than the Class A-I-IO Certificateholders), from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions an amount equal to the Realized Losses on the Group I Loans during the immediately preceding Due Period to the extent not covered by the Group I Excess Cash Flow, applied to reduce the Certificate Principal Balances of the

        Class A-I Certificates, in the order described in Section 4.02(e), until
        the   aggregate   Certificate   Principal   Balance  of  the  Class  A-I
        Certificates has been reduced to zero;

               (v) to the Insurer, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, in respect of any Group II Cumulative Insurance Payments;

               (vi) to the Insurer, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, in respect of any Group I Cumulative Insurance Payments, to the extent not covered by the Group I Excess Cash Flow;

               (vii) to the Class A-I Certificateholders (other than the Class A-I-IO Certificateholders), from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the Group I Overcollateralization Increase Amount for such Distribution Date, in reduction of the Certificate Principal Balance thereof, until the aggregate Certificate Principal Balance of the Class A-I Certificates has been reduced to zero, but only to the extent the aggregate Certificate Principal Balance of the Class A-I Certificates immediately prior to such Distribution Date exceeded the aggregate Stated Principal Balance of the Group I Loans at the end of the immediately preceding Due Period and to the extent not covered by the Group I Excess Cash Flow, in the order described in Section 4.02(e);

               (viii) except on the first two Distribution Dates, to the Class A-II Certificateholders, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the Group II Overcollateralization Increase Amount for such Distribution Date, in reduction of the Certificate Principal Balance of the Class A-II Certificates, until the aggregate Certificate Principal Balance of the Class A-II Certificates has been reduced to zero;

               (ix) except on the first two Distribution Dates, to the Class A-I Certificateholders (other than the Class A-I-IO Certificateholders), from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the Group I Overcollateralization Increase Amount for such Distribution Date to the extent not covered by the Group I Excess Cash Flow for such Distribution Date, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class A-I Certificates has been reduced to zero;

               (x) to the Class A-II Certificateholders from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto with respect to the Group II Loans, to the extent not covered by Compensating Interest on such Distribution Date;

               (xi) to the Class A-I Certificateholders from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto with respect to the Group I Loans, to the extent not covered by Compensating Interest and any Group I Excess Cash Flow on such Distribution Date;

               (xii) to the Class A-II Certificateholders from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto remaining unpaid from prior Distribution Dates together with interest thereon;

               (xiii) to the Class A-I Certificateholders from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto remaining unpaid from prior Distribution Dates together with interest thereon, to the extent not covered by any Group I Excess Cash Flow on such Distribution Date;

               (xiv) to make payments, from amounts otherwise payable to the Class SB-II Certificates (but in no event more than the Accrued Certificate Interest on such Class), (i) first, to the Reserve Fund to pay to the Class A-II Certificates, the amount of any Basis Risk Shortfall Carry-Forward Amount on such Certificate, and (ii) second, to maintain a balance in the Reserve Fund equal to the Reserve Fund Deposit;

               (xv) to the Class SB-II Certificates, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, Accrued Certificate Interest thereon and the amount of any Group II Overcollateralization Reduction Amount for such Distribution Date; and

               (xvi) to the related Class R Certificateholders, the balance, if any, of the Group II Available Distribution Amount.

        (e) Any amounts payable to the Class A-I Certificateholders (other than the Class A-I-IO Certificateholders) pursuant to 4.02(c)(ii), (iii) and (viii) and Section 4.02(d)(iv) and (vii) above shall be allocated as follows:

               (i)  first,  to the to the Class  A-I-5  Certificates,  an amount equal to the Class A-I-5 Lockout Distribution Amount for that Distribution Date, until the Certificate Principal Balance of the Class A-I-5 Certificates has been reduced to zero; and

               (ii) second, to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4 and Class A-I-5 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero.

        (f) Within five Business Days before the related Distribution Date, the Master Servicer shall notify the Trustee of the amounts, if any, payable to the Insurer pursuant to Section 4.02(c)(v) and (vi) and (d)(v) and (vi).

        (g) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses specifically related to such

Mortgage Loan (including, but not limited to, recoveries (net of any related liquidation expenses) in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. For the purposes of this Section 4.02(g) any allocation of a Realized Loss to Group I or Group II Excess Cash Flow will be treated as an allocation of a Realized Loss to the Class A-I or Class A-II Certificates, as applicable. Notwithstanding the foregoing, to the extent that the Master Servicer receives recoveries with respect to Realized Losses which were allocated to the related Class A Certificates and which were paid by the Insurer pursuant to the Policy and not previously reimbursed pursuant to Section 4.02(c)(v) and (vi) or (d)(v) and
(vi), such recoveries shall be paid directly to the Insurer and applied to reduce the Group I or Group II Cumulative Insurance Payments then due to the Insurer prior to any payment of such amounts to any current Certificateholder or any previous Certificateholder. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

        (h) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

        (i) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

        (j) To the extent on any Distribution Date the Group II Available Distribution Amount is less than Accrued Certificate Interest on the Class A-II Certificates on such Distribution Date (without regard to clause (iii) of the definition thereof) and Deferred Interest exists on such Distribution Date, the lesser of such excess and the amount of Deferred Interest shall result in a reduction in Accrued Certificate Interest on the Class A-II Certificates and an increase in the Certificate Principal Balance of the Class A-II Certificates.

        Section 4.03. Statements to Certificateholders.

        (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail or otherwise make available electronically to each Holder, the Insurer and the Depositor a statement setting forth the following information as to each Class of Certificates, in each case to the extent applicable:

               (i) (A)the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (B) the aggregate amount included therein representing Principal Prepayments;

               (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

               (iv) the amount of any Advance by the Master Servicer with respect to the Group I Loans and Group II Loans pursuant to Section 4.04;

               (v) the number of Group I and Group II Loans and the Stated Principal Balance after giving effect to the distribution of principal on such Distribution Date;

               (vi) the aggregate Certificate Principal Balance or Notional Amount, as applicable, of each Class of the Certificates, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

               (vii) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Group I Loans and Group II Loans that are Delinquent (A) one month, (B) two months and (C) three or more months and the number and aggregate principal balance of Group I Loans and Group II Loans that are in foreclosure;

               (viii) the number, aggregate principal balance and book value of any REO Properties;

               (ix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

               (x) the aggregate amount of Realized Losses for such Distribution Date and the aggregate amount of Realized Losses on the Group I Loans and Group II Loans incurred since the Cut-off Date;

               (xi) the Group I and Group II Special Hazard Amount, Group I and Group II Fraud Loss Amount and Group I and Group II Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

               (xii) the amount of any Insured Amount paid on such Distribution Date, the amount of any reimbursement payment made to the Insurer on such Distribution Date pursuant to Section 4.02(c)(v) and (vi) and 4.02(d)(v) and (vi) and the amount of Group I and Group II Cumulative Insurance Payments after giving effect to any such Insured Amount or any such reimbursement payment to the Insurer;

               (xiii) the Pass-Through Rate on each Class of Certificates, the Group I Weighted Average Net Mortgage Rate, Group I Weighted Average Actual/360 Net Mortgage Rate and the Group II Weighted Average Actual/360 Net Mortgage Rate;

               (xiv) the weighted average of the Maximum Net Mortgage Rates on the Group I Loans and Group II Loans;

               (xv) the Basis Risk Shortfall, Basis Risk Shortfall Carry-Forward Amount and Group I and Group II Prepayment Interest Shortfalls;

               (xvi) the Group I and Group II Overcollateralization Amount and the Group I and Group II Required Overcollateralization Amount following such Distribution Date;

               (xvii) the number and aggregate principal balance of Group I Loans and Group II Loans repurchased under Section 4.07;

               (xviii)the aggregate amount of Deferred Interest added to the Stated Principal Balance of the Group II Loans;

               (xix)  the  aggregate  amount  of any  recoveries  on  previously
          foreclosed  loans  from  Residential   Funding  due  to  a  breach  of
          representation or warranty;

               (xx) the weighted average remaining term to maturity of the Group I Loans and Group II Loans after giving effect to the amounts distributed on such Distribution Date;

               (xxi) the weighted average Mortgage Rates of the Group I Loans and Group II Loans after giving effect to the amounts distributed on such Distribution Date;

               (xxii) the aggregate of any deposits to and withdrawals from the Reserve Fund for such Distribution Date and the remaining amount on deposit in the Reserve Fund after such deposits and withdrawals; and

               (xxiii)the current aggregate Rolling Six-Month Delinquency Ratio and the current Twelve-Month Loss Amount.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

        (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and
(ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and Trustee pursuant to any requirements of the Code.

        (c) As soon as reasonably practicable, upon the written request of any Certificateholder, the Master Servicer shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

        Section 4.04. Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

        (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement (which may be in a mutually agreeable electronic format) to the Trustee, the Insurer, any Paying Agent and the Depositor (the information in such statement to be made available to Certificateholders by the Master Servicer on request) (provided that the Master Servicer will use its best efforts to deliver such written statement not later than 12:00 p.m. New York time on the second Business Day prior to the Distribution Date) setting forth (i) the Group I or Group II Available Distribution Amounts, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a), (iii) the amounts required to be withdrawn from and deposited into the Reserve Fund pursuant to Section 4.09, (iv) the Certificate Insurer Premium and, if the Master Servicer determines that a Deficiency Amount exists for such Distribution Date, the amount necessary to complete the notice in the form of Exhibit A to the Policy (the "Notice"), (v) the amount of Prepayment Interest Shortfalls, Basis Risk Shortfalls and Basis Risk Shortfall Carry-Forward Amounts, and (vi) to the extent required, a report detailing the Stated Principal Balance, Mortgage Rate, Modified Mortgage Rate, remaining term to maturity and Monthly Payment for any Modified Mortgage Loan pursuant to
Section 3.13. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

        (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the sum of (A) the aggregate amount of Monthly Payments other than Balloon Payments (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate plus the Certificate Insurer Premium Modified Rate, if applicable), less the amount of any related Servicing Modifications, Deferred Interest, if any, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date in the related Due Period, which Monthly Payments were due during the related Due Period and not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance and (B) with respect to each Balloon Loan delinquent in respect of its Balloon Payment as of the close of business on the related Determination Date, an amount equal to the excess, if any, of interest on the unpaid principal balance thereof (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate plus the Certificate Insurer Premium Modified Rate, if applicable), over any payments of interest (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate) received from the related Mortgagor as of the close of business on the related Determination Date and allocable to the Due Date during the related Due Period for each month until such Balloon Loan is finally liquidated, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04.The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor, the Insurer and the Trustee. In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee and the Insurer of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate

Account  an  amount  equal  to  the  Advance  for  the  immediately   succeeding
Distribution Date. The Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate Account.

        Section 4.05. Allocation of Realized Losses.

        (a) Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modifications, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses on the Group I Loans (other than Group I Excess Losses) shall be allocated as follows: first, to the Group I Excess Cash Flow as provided in Section 4.02(c)(iii), to the extent of the Group I Excess Cash Flow for such Distribution Date, second, to the Group II Excess Cash Flow as provided in Section 4.02(d)(iv), to the extent of the Group II Excess Cash Flow for such Distribution Date remaining after distributions pursuant to Section
4.02(d)(iii); third, in reduction of the Group I Overcollateralization Amount, until such amount has been reduced to zero; fourth, in reduction of the Group II Overcollateralization Amount, until such amount has been reduced to zero; and thereafter, to the extent not covered by the Policy, to the Class A-I Certificates on a pro rata basis. Any Group I Excess Losses on the Mortgage Loans, to the extent not covered by the Policy, will be allocated to the Class A-I Certificates on a pro rata basis, in an amount equal to a fraction of such losses equal to (x) the aggregate Certificate Principal Balance of the Class A-I Certificates over (y) the aggregate Stated Principal Balance of the Group I Loans, and the remainder of such losses shall be allocated to the Group I Overcollateralization Amount in reduction of the amount thereof. All Realized Losses on the Group II Loans (other than Group II Excess Losses) shall be allocated as follows: first, to the Group II Excess Cash Flow as provided in
Section 4.02(d)(iii), to the extent of the Group II Excess Cash Flow for such Distribution Date, second, to the Group I Excess Cash Flow as provided in
Section 4.02(c)(iv), to the extent of the Group I Excess Cash Flow for such Distribution Date remaining after distributions pursuant to Section 4.02(c)(iii); third, in reduction of the Group II Overcollateralization Amount, until such amount has been reduced to zero; fourth, in reduction of the Group I Overcollateralization Amount, until such amount has been reduced to zero; and thereafter, to the extent not covered by the Policy, to the Class A-II Certificates. Any Group II Excess Losses on the Mortgage Loans, to the extent not covered by the Policy, will be allocated to the Class A-II Certificates, in an amount equal to a fraction of such losses equal to (x) the Certificate Principal Balance of the Class A-II Certificates over (y) the aggregate Stated Principal Balance of the Group II Loans, and the remainder of such losses shall be allocated to the Group II Overcollateralization Amount in reduction of the amount thereof.

        (b) Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class A Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(c) and (d). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

        (c) All Realized Losses on the Group I Loans shall be allocated on each Distribution Date to REMIC I Regular Interest LT-A-1 until the Uncertificated Principal Balance thereof has been reduced to zero and then to REMIC I Regular Interest LT-A-2 and LT-A-3 until the Uncertificated Principal Balances thereof has been reduced to zero. All Realized Losses on the Group II Loans shall be allocated on each Distribution Date to REMIC I Regular Interest LT-B until the Uncertificated Principal Balance thereof has been reduced to zero.

        (d) (i) All Realized Losses on the Group I Loans shall be allocated on each Distribution Date to the following REMIC III Group I Regular Interests (other than REMIC III Regular Interest MT-I- IO) in the specified percentages, as follows: first, to Uncertificated Accrued Interest payable to the REMIC III Regular Interests MT-I-1 and MT-1-7 up to an aggregate amount equal to the excess of (a) the REMIC III Group I Interest Loss Allocation Amount over (b) Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Group I Loans for such Distribution Date, 98% and 2%, respectively; second, to the Uncertificated Principal Balances of the REMIC III Regular Interests MT-I-1 and MT-I-7 up to an aggregate amount equal to the REMIC III Group I Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Principal Balances of REMIC III Regular Interests MT-I-1, 98%, MT-I-2, MT-I-3, MT-I-4, MT-I-5 and MT-I-6, 1% pro rata, and MT-I-7, 1%, until the Uncertificated Balance of each of REMIC III Regular Interests MT-I-2, MT-I-3, MT-I-4, MT-I-5 and MT-I-6 have been reduced to zero.

        (ii) All Realized Losses on the Group II Loans shall be allocated on each Distribution Date to the following REMIC III Group II Regular Interests in the specified percentages, as follows: first, to Uncertificated Accrued Interest payable to the REMIC III Regular Interests MT-II-1 and MT-II-3 up to an aggregate amount equal to the excess of (a) the REMIC III Group II Interest Loss Allocation Amount over (b) Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Group II Loans for such Distribution Date, 98% and 2%, respectively; second, to the Uncertificated Principal Balances of the REMIC III Regular Interests MT-II-1 and MT-II-3 up to an aggregate amount equal to the REMIC III Group II Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Principal Balances of REMIC III Regular Interests MT-II-1, MT-II-2 and MT-II-3, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC III Regular Interest MT-II-2 has been reduced to zero.

               Section  4.06.   Reports  of  Foreclosures   and  Abandonment  of
          Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interest received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the informational returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor; provided, that any such Mortgage Loan that becomes 90 days or more delinquent during any given Calendar Quarter shall only be eligible for purchase pursuant to this Section during the period beginning on the first Business Day of the following Calendar Quarter, and ending at the close of business on the second-to-last Business Day of such following Calendar Quarter. Such option if not exercised shall not thereafter be reinstated as to any Mortgage Loan, unless the delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        Section 4.08. The Policy.

        (a) If pursuant to Section 4.04(a)(iv), the Master Servicer determines that a Deficiency Amount exists for such Distribution Date, the Trustee shall complete the Notice and submit such Notice in accordance with the Policy to the Insurer no later than 12:00 P.M., New York City time, on the Business Day immediately preceding each Distribution Date, as a claim for an Insured Amount (provided that the Trustee shall submit such notice on the second Business Day immediately preceding such Distribution Date if it is able to do so) in an amount equal to such Deficiency Amount.

        (b) The Trustee shall establish and maintain the Insurance Account on behalf of the Holders of the Class A Certificates. Upon receipt of an Insured Amount from the Insurer on behalf of the Class A Certificateholders, the Trustee shall deposit such Insured Amount in the Insurance Account. All amounts on deposit in the Insurance Account shall remain uninvested. On each Distribution Date, the Trustee shall transfer any Insured Amount then on deposit in the Insurance Account to the Certificate Account. The Trustee shall distribute on each Distribution Date the Deficiency Amount for such Distribution Date from the Certificate Account, together with the distributions due to the Class A Certificateholders on such Distribution Date, as follows: (i) the portion of any such Deficiency Amount related to clauses (i) and (ii) of the definition of Deficiency Amount shall be distributed among the related Class A Certificateholders on a pro rata basis in accordance with their respective shortfalls or allocations of Realized Losses; and (ii) the portion of any such Deficiency Amount related to clause (iii) of the definition of Deficiency Amount shall be distributed to the related Class A Certificateholders in accordance with Section 9.01(c).

        (c) The Trustee shall (i) receive as attorney-in-fact of each Class A Certificateholder any Insured Amount from the Insurer and (ii) distribute such Insured Amount to such Class A Certificateholders as set forth in subsection (b) above. Insured Amounts disbursed by the Trustee from proceeds of the Policy shall not be considered payment by the Trust Fund with respect to the

Class A Certificates, nor shall such disbursement of such Insured Amounts discharge the obligations of the Trust Fund with respect to the amounts thereof, and the Insurer shall become owner of such amounts to the extent covered by such Insured Amounts as the deemed assignee of such Class A Certificateholders. The Trustee hereby agrees on behalf of each Class A Certificateholder (and each Class A Certificateholder, by its acceptance of its Class A Certificates, hereby agrees) for the benefit of the Insurer that the Trustee shall recognize that to the extent the Insurer pays Insured Amounts, either directly or indirectly (as by paying through the Trustee), to the Class A Certificateholders, the Insurer will be entitled to be subrogated to the rights of the Class A Certificateholders to the extent of such payments.

     Section 4.09. Distribution of Basis Risk Shortfall Carry-Forward Amount; Reserve Fund.

        (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of Class A-II Certificates, the Reserve Fund. In addition, on the Closing Date, the Trustee shall deposit into the Reserve Fund the Reserve Fund Deposit. On each Distribution Date, the Trustee shall transfer from the Certificate Account to the Reserve Fund the amounts specified pursuant to Sections 4.02(c)(xiv) and 4.02(d)(xiv). On each Distribution Date, to the extent required, the Trustee shall make withdrawals from the Reserve Fund and use the amounts in the Reserve Fund to make distributions to the Class A-II Certificates, in an amount equal to the amount of any Basis Risk Shortfall Carry-Forward Amount on such Certificate. Any such amounts transferred shall be treated for federal tax purposes as amounts distributed by REMIC IV to the Class SB-II Certificateholders as transferee thereof. On each Distribution Date, to the extent that the balance of deposits in the Reserve Fund is in excess of $5,000 after the distributions described in the second preceding sentence, the Trustee shall, based upon the information provided by the Master Servicer, withdraw from the Reserve Fund (to the extent of funds available on deposit therein) such amounts in excess of $5,000, if any, and distribute them to the holder of the Reserve Fund Residual Right.

        (b) The Reserve Fund shall be an Eligible Account. Amounts held in the Reserve Fund from time to time shall continue to constitute assets of the Trust Fund, but not of the REMICs, until released from the Reserve Fund pursuant to this Section 4.09. The Reserve Fund constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of the REMICs. The Class SB-II Certificateholders shall be the owners of the Reserve Fund, and for all federal tax purposes, amounts transferred by the REMICs to the Reserve Fund shall be treated as amounts distributed by the REMICs to the Class SB-II Certificateholders. The Trustee shall keep records that accurately reflect the funds on deposit in the Reserve Fund. The Trustee shall, at the direction of the Master Servicer, invest amounts on deposit in the Reserve Fund in Permitted Investments. In the absence of written direction to the Trustee from the Master Servicer, all funds in the Reserve Fund shall remain uninvested. On each Distribution Date, the Trustee shall distribute any interest on the Reserve Fund to the holder of the Reserve Fund Residual Right.

        (c) The holder of the Reserve Fund Residual Right with respect to the Reserve Fund shall initially be Residential Funding as holder of the Class SB-II Certificates, and such Reserve Fund Residual Right shall at all times be owned by and allocated to Class SB-II Certificateholders on a pro rata basis. So long as Residential Funding is the holder of the Class SB-II Certificates, any amounts payable pursuant to this Section 4.09 shall be payable to Residential Funding. In the event of a transfer of the ownership in any of the Class SB-II Certificates by Residential Funding, the Reserve Fund Residual Right will be transferred along with such Class SB-II Certificates.

        Section 4.10. Special Report to Insurer.

        On each Distribution Date, the Master Servicer shall forward to the Insurer a statement setting forth the following information as to the Re-Performing Loans and Foreclosure Restricted Loans, separately for Loan Group I and Loan Group II, with respect to both the number of Mortgage Loans and their aggregate Stated Principal Balance, that are: (i) current (not 30 days or more Delinquent), (ii) 30 to 59 days Delinquent, (iii) 60 to 89 days Delinquent and
(iv) 90 days or more Delinquent (including such Mortgage Loans that are in foreclosure or are REO Properties).

                                    ARTICLE V

                                THE CERTIFICATES

        Section 5.01. The Certificates.

        (a) The Class A Certificates, Class SB Certificates and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Depositor upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Class A Certificates shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof. The Class SB Certificates shall be issuable in registered, certificated form in minimum percentage interests of 5.00% and integral multiples of 0.01% in excess thereof. Each Class of Class R Certificates shall be issued in registered, certificated form in minimum percentage interests of 20.00% and integral multiples of 0.01% in excess thereof; provided, however, that one Class R Certificate of each Class will be issuable to the REMIC Administrator as "tax matters person" pursuant to Section 10.01(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%.The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

        (b) The Class A Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each Class A Certificate, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry

Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book- Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date. If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the
Depository,  the  Trustee  shall  notify all  Certificate  Owners,  through  the
Depository,  of the  occurrence  of any such  event and of the  availability  of
Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Depositor, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depositor in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

        (c) Each of the Certificates is intended to be a "security"  governed by
Article 8 of the Uniform Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

        Section 5.02. Registration of Transfer and Exchange of Certificates.

        (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

        (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to
Section 8.12 and, in the case of any Class SB or R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

        (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any

Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

        (d) No transfer, sale, pledge or other disposition of a Class SB or Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with said Act and laws. Except as otherwise provided in this Section 5.02(d), in the event that a transfer of a Class SB or Class R Certificate is to be made, (i) unless the Depositor directs the Trustee otherwise, the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer, and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit I hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit J hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer. In lieu of the requirements set forth in the preceding sentence, transfers of Class SB or Class R Certificates may be made in accordance with this Section 5.02(d) if the prospective transferee of such a Certificate provides the Trustee and the Master Servicer with an investment letter substantially in the form of Exhibit N attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor, or the Master Servicer, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. The Holder of a Class SB or Class R Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

        (e) In the case of any Class SB or Class R Certificate presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase or holding of such Class SB or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer or
(ii) the prospective transferee shall be required to provide the Trustee, the

Depositor and the Master Servicer with a certification to the effect set forth in Exhibit P (with respect to a Class SB Certificate) or in paragraph fourteen of Exhibit H-1 (with respect to a Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

        (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

               (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,

                      (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit H-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and

                      (II) a certificate, in the form attached hereto as Exhibit H-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

               (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed

               Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

               (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

               (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

        (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit H-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

               (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

               (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

        (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed

               (A) as a result of the  Transfer  of an  Ownership  Interest in a
               Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and

               (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

        (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

               (A) Written consent of the Insurer and written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of the Class A Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

               (B) a certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any of REMIC I, REMIC II, REMIC III or REMIC IV to cease to qualify as a REMIC and will not cause (x) any of REMIC I or REMIC III to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

        (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

        Section 5.04. Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Insurer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Insurer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder" and in Section 4.08, and neither the Depositor, the Master Servicer, the Insurer, the Trustee, the Certificate Registrar nor any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

        Section 5.05. Appointment of Paying Agent.

        The Trustee may, with the consent of the Insurer (so long as no Insurer Default exists), which consent shall not be unreasonably withheld, appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 4.02 and 4.03, such sum to be held in trust for the benefit of Certificateholders. The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

                                   ARTICLE VI

                            THE DEPOSITOR AND THE MASTER SERVICER

     Section 6.01. Respective Liabilities of the Depositor and the Master Servicer.

        The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     Section 6.02. Merger or Consolidation of the Depositor or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

        (a) The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

        (b) Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Class A Certificates without taking into account the Policy in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

        (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee, the Insurer and the Depositor, is willing to service the Mortgage Loans and executes and delivers to the Depositor, the Insurer and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor, the Insurer and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates (without taking into account the Policy) that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

     Section 6.03. Limitation on Liability of the Depositor, the Master Servicer and Others.

        Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

        Section 6.04. Depositor and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning party) to such effect delivered to the Trustee and the Insurer. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                         ARTICLE VII

                                           DEFAULT

        Section 7.01. Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

        (i) the Master Servicer shall fail to distribute or cause to be distributed to Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee, the Insurer or the Depositor or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

        (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, the Insurer or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

        (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

        (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

        (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

        (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

If an Event of Default described in clauses (i)-(vi) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Depositor or the Trustee shall at the direction of the Insurer (unless an Insurance Default is continuing) or at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights (which Voting Rights of the Class A Certificateholders may be exercised by the Insurer without the consent of such Holders and may only be exercised by such Holders with the prior written consent of the Insurer so long as there does not exist a failure by the Insurer to make a required payment under the Policy), by notice in writing to the Master Servicer (and to the Depositor and the Insurer if given by the Trustee or to the Trustee and the Insurer if given by the Depositor), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder; provided, however, that unless an Insurer Default is continuing the successor to the Master Servicer appointed pursuant to Section 7.02 shall be acceptable to the Insurer and shall have accepted the duties of Master Servicer effective upon the resignation of the Master Servicer. If an Event of Default described in clause
(vi) hereof shall occur, the Trustee with the consent of the Insurer shall, by notice to the Master Servicer, the Insurer and the Depositor, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination. Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and
(vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Depositor shall deliver to the Trustee a copy of the Program Guide and upon the request of the Insurer, a copy of the Program Guide to the Insurer.

        Section 7.02. Trustee or Depositor to Act; Appointment of Successor.

        (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Insurer may appoint a successor Master

Servicer and if the Insurer fails to do so within 30 days, the Trustee or, upon notice to the Insurer and the Depositor and with the Depositor's and the Insurer's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(c) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Insurer may appoint a successor Master Servicer and if the Insurer fails to do so within 30 days, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Depositor, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.50% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.50% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (d) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

        Section 7.03. Notification to Certificateholders.

        (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Insurer and to the Certificateholders at their respective addresses appearing in the Certificate Register.

        (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates and the Insurer notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

        Section 7.04. Waiver of Events of Default.

        The Insurer or the Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default, with the written consent of the Insurer, which consent shall not be unreasonably withheld; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived with the written consent of the Insurer, only by all of the Holders of Certificates affected by such default or Event of Default (which Voting Rights of the Class A Certificateholders may be exercised by the Insurer without the consent of such Holders and may only be exercised by such Holders with the prior written consent of the Insurer so long as there does not exist a failure by the Insurer to make a required payment under the Policy) and (b) no waiver pursuant to this Section
7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Insurer or the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default with the consent of the Insurer, which consent shall not be unreasonably withheld, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

        Section 7.05. Servicing Trigger; Removal of Master Servicer.

        (a) Upon determination by the Insurer that a Servicing Trigger has occurred, the Insurer shall give notice of such Servicing Trigger to the Master Servicer, the Depositor, the Trustee and to each Rating Agency.

        (b) At any time after such determination and while a Servicing Trigger is continuing, the Insurer may direct the Trustee to remove the Master Servicer if the Insurer makes a determination that the manner of master servicing was a factor contributing to the size of the delinquencies or losses incurred in the Trust Fund.

        (c) Upon receipt of directions to remove the Master Servicer pursuant to the preceding clause (b), the Trustee shall notify the Master Servicer that it has been terminated and the Master Servicer shall be terminated in the same manner as specified in Sections 7.01 and 7.02.

        (d) After notice of occurrence of a Servicing Trigger has been given and while a Servicing Trigger is continuing, until and unless the Master Servicer has been removed as provided in clause (b), the Master Servicer covenants and agrees to act as the Master Servicer for a term from the occurrence of the Servicing Trigger to the end of the calendar quarter in which such Servicing Trigger occurs, which term may at the Insurer's discretion be extended by notice to the Trustee for successive terms of three (3) calendar months each, until the termination of the Trust Fund. The Master Servicer will, upon the receipt of each such notice of extension (a "Master Servicer Extension Notice") become bound for the duration of the term covered by such Master Servicer Extension Notice to continue as Master Servicer subject to and in accordance with this Agreement. If, as of the fifteenth (15th) day prior to the last day of any term as the Master Servicer, the Trustee shall not have received any Master Servicer Extension Notice from the Insurer, the Trustee shall, within five (5) days thereafter, give written notice of such \nonreceipt to the Insurer and the Master Servicer. If any such term expires without a Master Servicer Extension Notice then the Trustee shall act as Master Servicer as provided in Section 7.02.

        (e) No provision of this Section 7.05 shall have the effect of limiting the rights of the Depositor, the Trustee, the Certificateholders or the Insurer under Section 7.01.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

        Section 8.01. Duties of Trustee.

        (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

        (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Insurer and the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents. The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03, and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement and the Trustee shall furnish in a timely fashion to the Insurer such information as the Insurer may reasonably request from time to time for the Insurer to protect its interests and to fulfill its duties under the Policy. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of each of REMIC I, REMIC II, REMIC III and REMIC IV as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction (except as provided in Section 2.04 herein), contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

        (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

        (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

        (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

        (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Insurer or the Certificateholders holding Certificates which evidence, Percentage Interests aggregating not less than 25% of the affected classes as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

        (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
(ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of
Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Insurer, the Depositor or any Certificateholder; and

        (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

        Section 8.02. Certain Matters Affecting the Trustee.

        (a) Except as otherwise provided in Section 8.01:

        (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

        (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

        (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or the Insurer, pursuant to the provisions of this Agreement, unless such Certificateholders or the Insurer shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and the Insurer has given its consent; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

        (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

        (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Insurer or the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50% with the written consent of the Insurer; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder or the Insurer requesting the investigation;

        (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents or attorneys; and

        (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

        (b) Following the issuance of the Certificates (and except as provided for in Section 2.04), the Trustee shall not accept any contribution of assets to the Trust Fund unless it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any of REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Depositor or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Depositor or the Master Servicer.

        Section 8.04. Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

        (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co- trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

        (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

        (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

        (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

        (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld. No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein. Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

        Section 8.06. Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a national banking association or a New York banking corporation having its principal office in a state and city acceptable to the Depositor and the Insurer and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

        Section 8.07. Resignation and Removal of the Trustee.

        (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer and the Insurer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee acceptable to the Insurer by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation then the Insurer may appoint a successor trustee and if the Insurer fails to do so within 30 days, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Insurer or the Depositor with the consent of the Insurer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Insurer or the Depositor with the consent of the Insurer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Insurer or the Depositor determines that the Trustee has failed (i) to distribute or cause to be distributed to Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Depositor) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Depositor or the Insurer, then the Depositor with the consent of the Insurer, which consent shall not be unreasonably withheld, may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Depositor shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates without taking into account the Policy.

        (c) During the continuance of an Insurer Default, the Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

        (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

        Section 8.08. Successor Trustee.

        (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and the Insurer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

        (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

        (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

        Section 8.09. Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

        Section 8.10. Appointment of Co-Trustee or Separate Trustee.

        (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

        (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

        (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.

Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co- trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        Section 8.11. Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer, the Insurer and the Depositor, appoint one or more Custodians who are not Affiliates of the Depositor or the Master Servicer to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.Section 15.24. Appointment of Office or Agency. The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 14 Wall Street, 8th Floor, New York, New York 10005 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   ARTICLE IX

                                   TERMINATION

     Section 9.01. Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

        (a) Subject to Section 9.02, the respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Depositor to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

        (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

        (ii) the purchase by the Master Servicer of all Group I Loans and all property acquired in respect of any Group I Loan remaining in the Trust Fund (other than the Policy) and the purchase by the Master Servicer of all Group II Loans and all property acquired in respect of any Group II Loan remaining in the Trust Fund (other than the Policy), in each case, at a price equal to 100% of the unpaid principal balance of each Mortgage Loan (or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance) (net of any unreimbursed Advances attributable to principal) on the day of repurchase, plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan), plus the Certificate Insurer Premium Modified Rate, to, but not including, the first day of the month in which such repurchase price is distributed, including the payment of any amounts due to the Insurer under the Insurance Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof; provided further, that, if the amount due under any Certificate shall not have been reduced to zero prior to the Maturity Date, the Master Servicer shall be required to terminate this Agreement in accordance with this clause (ii); and provided further, that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any of REMIC I, REMIC II, REMIC III or REMIC IV as a REMIC.

        The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund relating to the Group I Loans, pursuant to clause (ii) above is conditioned upon the date of such purchase occurring on or after the Group I Optional Termination Date. The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund relating to the Group II Loans, pursuant to clause (ii) above is conditioned upon the date of such purchase occurring on or after the Group II Optional Termination Date. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans being purchased. In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased. No purchase pursuant to clause
(ii) of this Section 9.01(a) is permitted if it would result in, or if the Insurer can show a reasonable probability that it would result in, a draw on the Policy unless the Insurer consents in writing.

        In addition to the foregoing, on any Distribution Date on or after the Group I Optional Termination Date, the Master Servicer shall have the right, at its option, to purchase the Class A-I Certificates in whole, but not in part, at a price equal to the sum of the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon, or, with respect to the Class A-IO Certifciates, on their Notional Amount, any previously unpaid Accrued Certificate Interest, and any unpaid
Prepayment Interest Shortfall previously allocated thereto, including the payment of any amounts due to the Insurer under the Insurance Agreement; provided, however, that no early termination of REMIC I will be permitted if it would result in, or if the Insurer can show a reasonable probability that it would result in, a draw under the Policy unless the Insurer consents to the termination. On any Distribution Date on or after the Group II Optional Termination Date, the Master Servicer shall have the right, at its option, to purchase the Class A-II Certificates in whole, but not in part, at a price equal to the sum of the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon, any previously unpaid Accrued Certificate Interest, and any unpaid Prepayment Interest Shortfall previously allocated thereto, including the payment of any amounts due to the Insurer under the Insurance Agreement; provided, however, that no early termination of REMIC II will be permitted if it would result in, or if the Insurer can show a reasonable probability that it would result in, a draw under the Policy unless the Insurer consents to the termination. If the Master Servicer exercises this right to purchase the outstanding Class A-I Certificates or Class A-II Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of these Certificates pursuant to this Article IX.

        (b) The Master Servicer shall give the Trustee and the Insurer not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

        (i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

        (ii) the amount of any such final payment, if known, and

        (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided. The Master Servicer shall provide to the Trustee written notification of any change to the anticipated Final Distribution Date as soon as practicable. If the Trust Fund is not terminated on the anticipated Final Distribution Date, for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

        (c) Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders and the Insurer (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase, or (ii) if the Master Servicer elected to so repurchase, an amount determined as follows:
(A) with respect to the Class A Certificates, the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest, and (B) with respect to the Insurer, any amounts owed to it pursuant to the Insurance Agreement.

        (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final
Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01 and the Certificateholders shall look only to the Master Servicer for such payment.

        Section 9.02. Additional Termination Requirements.

        (a) Each of REMIC I,  REMIC II,  REMIC III and REMIC IV, as the case may
be,  shall  be   terminated  in   accordance   with  the  following   additional
requirements, unless the Trustee and the

Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of any of REMIC I, REMIC II, REMIC III and REMIC IV, as the case may be, to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any of REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC at any time that any Certificate is outstanding:

        (i) The Master Servicer shall establish a 90-day liquidation period for each of REMIC I, REMIC II, REMIC III and REMIC IV, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for each of REMIC I, REMIC II, REMIC III and REMIC IV, under Section 860F of the Code and the regulations thereunder;

        (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

        (iii) If the Master Servicer is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash;

provided, however, that in the event that a calendar quarter ends after the commencement of the 90- day liquidation period but prior to the Final Distribution Date, the Master Servicer shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

        (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each of REMIC I, REMIC II, REMIC III and REMIC IV at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                          ARTICLE X

                                REMIC PROVISIONS

        Section 10.01.REMIC Administration.

        (a) The REMIC Administrator shall make an election to treat each of REMIC I, REMIC II, REMIC III and REMIC IV as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interests" in REMIC I. The REMIC II Regular Interests shall be designated as the "regular interests" and the Class R-II Certificates shall be designated as the sole class of "residual interests" in REMIC II. The REMIC III Regular Interests shall be designated as the "regular interests" and the Class R-III Certificates shall be designated as the sole class of "residual interests" in REMIC III. The Class A-I, Class A-II, Class SB-I and Class SB-II Certificates shall be designated as the "regular interests" in REMIC IV and the Class R-IV Certificates shall be designated the sole class of "residual interests" in REMIC IV. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC other than the Certificates.

        (b) The Closing Date is hereby designated as the "startup day" of each of REMIC I, REMIC II, REMIC III and REMIC IV within the meaning of Section 860G(a)(9) of the Code.

        (c) The REMIC Administrator shall hold a Class R Certificate in each REMIC representing a 0.01% Percentage Interest of the Class R Certificates in each REMIC and shall be designated as the "tax matters person" with respect to each of REMIC I, REMIC II, REMIC III and REMIC IV in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each of REMIC I, REMIC II, REMIC III and REMIC IV in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

        (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

        (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount, if any, and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

        (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). In performing their duties as more specifically set forth herein, the Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any of REMIC I, REMIC II, REMIC III or REMIC IV as a REMIC or (ii) result in the imposition of a tax upon any of REMIC I, REMIC II, REMIC III or REMIC IV (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code (except as provided in Section 2.04) and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders and is not adverse to the interest of the Insurer, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or, unless the Master Servicer or the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer or the REMIC Administrator, as applicable, will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any REMIC as defined in Section 860G(c) of the Code, on any contributions to any REMIC after the startup day therefor pursuant to Section 860G(d) of the Code, or any other tax imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this
Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

        (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

        (i) Following the startup day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in any REMIC will not cause any of REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

        (j)  Neither  the Master  Servicer  nor the  Trustee  shall  (subject to
Section 10.01(f)) enter into any arrangement by which any of REMIC I, REMIC II, REMIC III or REMIC IV will receive a fee or other compensation for services nor permit any of REMIC I, REMIC II, REMIC III or REMIC

IV to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in
Section 860G(a)(5) of the Code.

        (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the principal balance of each regular interest in each REMIC would be reduced to zero is October 25, 2031.

        (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund.

        (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of any REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) or acquire any assets for any REMIC or sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, or accept any contributions to any REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of any of REMIC I, REMIC II, REMIC III or REMIC IV as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions. The Trustee shall treat the Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h). The Reserve Fund shall be owned by the Class SB-II Certificateholders, and is not an asset of the REMICs. The Trustee shall treat the rights of the Class A-II Certificateholders to receive payments from the Reserve Fund as rights in an interest rate cap contract written by the Class SB-II Certificateholders in favor of the Class A-II Certificateholders. Thus, each Class A-II Certificate shall be treated as representing ownership of not only REMIC IV regular interests, but also ownership of an interest in an interest rate cap contract. For purposes of determining the issue price of the REMIC IV regular interests, the Trustee shall assume that the interest rate cap contract with respect to the Class A-II Certificates has a de minimis value.

     Section   10.02.Master   Servicer,    REMIC   Administrator   and   Trustee
          Indemnification.

        (a) The Trustee agrees to indemnify the Trust Fund, the Insurer, the Depositor, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Insurer, the Depositor or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X. In the event that Residential Funding is no longer the Master Servicer, the Trustee shall indemnify Residential Funding for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by Residential Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

        (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Insurer, the Depositor, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Insurer, the Depositor, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

        (c) The Master Servicer agrees to indemnify the Trust Fund, the Insurer, the Depositor, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Insurer, the Depositor or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

        Section 11.01.Amendment.

        (a) This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee, with the consent of the Insurer and without the consent of any of the Certificateholders:

        (i)    to cure any ambiguity,

        (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

        (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of REMIC I, REMIC II, REMIC III or REMIC IV as REMICs at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

     (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (without taking into account the Policy), as evidenced by a letter from each Rating Agency to such effect,

     (v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates by virtue of their being the "residual interests" in the Trust Fund provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

        (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and is authorized or permitted under Section 11.09(d).

        (b) This Agreement or any Custodial Agreement may also be amended from time to time with the consent of the Insurer by the Depositor, the Master Servicer, the Trustee and the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

               (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

               (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

               (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

        (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Depositor or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as REMICs at any time that any Certificate is outstanding. The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

        (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

        (e) The Depositor shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class R Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class R Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the REMIC. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the REMIC, (ii) any such reserve fund shall be owned by the Depositor, and (iii) amounts transferred by the REMIC to any such reserve fund shall be treated as amounts distributed by the REMIC to the Depositor or any successor, all within the meaning of Treasury regulations Section 1.860G-2(h). In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Depositor and such related insurer but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Depositor obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any of REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Depositor elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Depositor may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Depositor shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

        Section 11.02.Recordation of Agreement; Counterparts.

        (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of the Insurer or the Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

        (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

        Section 11.03.Limitation on Rights of Certificateholders.

        (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

        (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee and the Insurer a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Insurer shall have given its written consent and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

        Section 11.04.Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        Section 11.05. Notices.

        All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Depositor, 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437, Attention: President (RAMP), or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Depositor; (b) in the case of the Master Servicer, 2255 North Ontario Street, Burbank, California 91504-3120, Attention: Bond Administration or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing; (c) in the case of the Trustee, 1 Bank One Plaza, Suite IL1-0126, Chicago, Illinois 60670- 0126, Attention: Residential Asset Mortgage Products Inc. Series 2001-RS3 or such other address as may hereafter be furnished to the Depositor and the Master Servicer in writing by the Trustee;
(d) in the case of Standard & Poor's, 55 Water Street,  New York, New York 10041
Attention: Mortgage Surveillance or such other address as may be hereafter furnished to the Depositor, Trustee and Master Servicer by Standard & Poor's;
(e) in the case of  Moody's,  99  Church  Street,  New  York,  New  York  10007,
Attention: ABS Monitoring Department, or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by Moody's; and (f) in the case of the Insurer, Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004, Attention: Consumer Asset-Backed Securities Group or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by the Insurer. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

        Section 11.06.Notices to Rating Agencies and the Insurer.

        The Depositor, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency, the Insurer and each Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g),
(h), (i) or (j) below or provide a copy to each Rating Agency and the Insurer at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

        (a) a material change or amendment to this Agreement,

        (b) the occurrence of an Event of Default,

     (c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

        (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under 152 any such instrument,

     (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

     (f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

     (g) a change in the location of the Custodial Account or the Certificate Account,

        (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

        (i) the occurrence of the Final Distribution Date, and

        (j) the repurchase of or substitution for any Mortgage Loan, provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency, the Insurer and the Subservicer of any such event known to the Master Servicer. In addition to the above delivery requirements, the Depositor, the Master Servicer or the Trustee, as applicable, shall provide a copy to the Insurer, at such time as it otherwise is required to deliver pursuant to this Agreement, of any other written confirmation, written notice or legal opinion.

        Section 11.07.Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof or the Insurer.

        Section 11.08.Supplemental Provisions for Resecuritization.

        (a) This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Depositor or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Depositor may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by 153 the Depositor, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement. Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary to the purposes thereof. In connection with each Supplemental Article, the Depositor shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of any of REMIC I, REMIC II, REMIC III or REMIC IV as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transaction as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code.

        Section 11.09.Rights of the Insurer.

        (a) The Insurer is an express third-party beneficiary of this Agreement.

        (b) On each Distribution Date the Trustee shall forward to the Insurer a copy of the reports furnished to the Class A Certificateholders and the Depositor on such Distribution Date.

        (c) The Trustee shall provide to the Insurer copies of any report, notice, Opinion of counsel, Officers' Certificate, request for consent or request for amendment to any document related hereto promptly upon the Trustee's production or receipt thereof.

        (d) Unless an Insurer Default exists, the Trustee and the Depositor shall not agree to any amendment to this Agreement without first having obtained the prior written consent of the Insurer, which consent shall not be unreasonably withheld.

        (e) So long as there does not exist a failure by the Insurer to make a required payment under the Policy, the Insurer shall have the right to exercise all rights of the Holders of the Class A Certificates under this Agreement without any consent of such Holders, and such Holders may exercise such rights only with the prior written consent of the Insurer, except as provided herein.

        (f) The Insurer shall not be entitled to exercise any of its rights hereunder so long as there exists a failure by the Insurer to make a required payment under the Policy.

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


[Seal]                                          RESIDENTIAL ASSET MORTGAGE
                                                PRODUCTS, INC.

Attest:                                         By:
        ---------------------------------------
        Name:                                           Name:
        Title:  Vice President                          Title:    Vice President



[Seal]
                                                RESIDENTIAL FUNDING CORPORATION

Attest:                                         By:
        ---------------------------------------
        Name:                                           Name:
        Title:   Director                               Title:    Director



[Seal]                                          BANK ONE, NATIONAL ASSOCIATION
                                                                  as Trustee

Attest:
        ---------------------------------------
        Name:                                   By:
                                                   ----------------------------
        Title:                                          Name:
                                                        Title:    Vice President

STATE OF MINNESOTA              )
                                ) ss.:
COUNTY OF HENNEPIN              )

               On the 30th day of October, 2001 before me, a notary public in and for said State, personally appeared _____________, known to me to be a Vice President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    Notary Public

                                                    -----------------

[Notarial Seal]

STATE OF MINNESOTA              )
                                ) ss.:
COUNTY OF HENNEPIN              )

               On the 30th day of October, 2001 before me, a notary public in and for said State, personally appeared ________________, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    Notary Public

                                                    ------------------

[Notarial Seal]

STATE OF                        )
                                ) ss.:
COUNTY OF                       )

               On the 30th day of October, 2001 before me, a notary public in and for said State, personally appeared ________________, known to me to be a Vice President of Bank One, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    Notary Public

                                                    -------------------


[Notarial Seal]

                                    EXHIBIT A

                                 FORM OF CLASS A CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

Class A-__ Senior                    Certificate No. __
                                     [___%] [Adjustable][Variable] Pass-Through
Date of Pooling and Servicing        Rate
Agreement and Cut-off Date:
October 1, 2001                      Percentage Interest: ___%
First Distribution Date:             Aggregate Initial [Certificate Principal
November 26, 2001                    Balance] [Notional Amount] of the Class
                                     A-__
Master Servicer:                     Certificates: $___________
Residential Funding Corporation
Final Scheduled Distribution Date:   Initial [Certificate Principal
July 25, 2019                        Balance] [Notional Amount]
                                     of this Class A-__ Certificate:
                                     $-----------
Maturity Date:
October 25, 2031                     CUSIP ________


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2001-RS3

               evidencing a percentage interest in the distributions allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed and adjustable interest rate, first and second lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that ____________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed and adjustable interest rate, first and second lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement') among the Depositor, the Master Servicer and Bank One, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class A-__ Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        This Certificate is entitled to the benefits of an irrevocable and unconditional financial guaranty insurance policy issued by Ambac Assurance Corporation (the "Policy").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and the Policy, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders and the Insurer may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby and the Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and there upon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer (i) to purchase, at a price determined as provided in the Agreement, all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Class A Certificates from the Holders thereof, provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Mortgage Loans, as applicable, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, as applicable.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                            BANK ONE, NATIONAL ASSOCIATION,
                                                   as Trustee


                                            By:
                                               ------------------------------
                                                   Authorized Signatory

Dated: October 25, 2001

                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class A-__ Certificates referred to in the within-mentioned Agreement.


                                            BANK ONE, NATIONAL ASSOCIATION,
                                                   as Certificate Registrar


                                            By:  _______________________________
                                                   Authorized Signatory

                                          ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------


Dated:_____________________          __________________________________
                                     Signature by or on behalf of assignor


                                     _______________________________________
                                     Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to______________________________________ for the account of
_______________________________________________________________          account
number_________________________________________________________________  or,  if
mailed by check, to____________________________.

     Applicable           statements          should          be          mailed
to:______________________________________.

        This information is provided by ___________________________________, the assignee named above, or ______________________________, as its agent.

                                          EXHIBIT B

                                 FORM OF CLASS SB CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY PLAN SUBJECT TO ERISA OR SECTION 4975 OF THE CODE, ANY PERSON ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF ANY SUCH PLAN OR ANY PERSON ACQUIRING SUCH CERTIFICATES WITH "PLAN ASSETS" OF A PLAN WITHIN THE MEANING OF THE DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. ss.2510.3-101( "PLAN ASSETS") UNLESS EITHER
(I) THE DEPOSITOR, THE TRUSTEE AND THE MASTER SERVICER ARE PROVIDED WITH AN OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE DEPOSITOR, THE TRUSTEE AND THE MASTER SERVICER THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF. THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND OR (II) THE TRUSTEE IS PROVIDED WITH A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT IN THE FORM OF EXHIBIT P TO THE AGREEMENT, WHICH THE TRUSTEE MAY RELY UPON WITHOUT FURTHER INQUIRY OR INVESTIGATION.

Certificate No. __

Class SB-__ Subordinate

Date of Pooling and Servicing       Percentage Interest: ___%
and Cut-off Date:
October 1, 2001

First Distribution Date:         Aggregate Initial Certificate Principal Balance
                                    of the Class SB-__ Certificates:
November 26, 2001                   $________

Master Servicer:                    Initial Certificate Principal Balance
Residential Funding Corporation     of this Certificate: $________

Final Scheduled Distribution Date:  CUSIP: ________
October 25, 2031

Maturity Date:
October 25, 2031
                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2001-RS3

               evidencing a percentage interest in the distributions allocable to the Class SB-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed and adjustable interest rate, first and second lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that ________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed and adjustable interest rate, first and second lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the

Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and Bank One, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

        Pursuant to the Terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class SB-__ Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Notional Amount of this Class SB-__ Certificate as of any date of determination will be calculated as described in the Agreement. The Notional Amount hereof will be reduced by interest shortfalls on the related Loan Group including any Prepayment Interest Shortfalls not covered by Compensating Interest or related Excess Cash Flow, and the interest portion of any Realized Losses incurred in respect thereof. This Class SB-__ Certificate will accrue interest at the Pass-Through Rate on the Notional Amount as indicated in the definition of Accrued Certificate Interest in the Agreement. This Class SB-__ Certificate will not accrue interest on its Certificate Principal Balance.

        No transfer of this Class SB-__ Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

        No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicer that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicer, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with Plan Assets of a Plan may provide a certification in the form of Exhibit P to the Agreement, which the Trustee may rely upon without further inquiry or investigation.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders and the Insurer may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Insurer and the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby and the Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the. Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer (i) to purchase, at a price determined as provided in the Agreement, all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Class A and Class SB Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
        Unless the certificate of authentication hereon has been executed by the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                            BANK ONE, NATIONAL ASSOCIATION,
                                                    as Trustee


                                            By:
                                               ------------------------------
                                                    Authorized Signatory

Dated: October 25, 2001

                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class SB-__ Certificates referred to in the within-mentioned Agreement.


                                            BANK ONE, NATIONAL ASSOCIATION,
                                                    as Certificate Registrar


                                            By:  _______________________________
                                                    Authorized Signatory

                                          ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and
deliver         such         Certificate         to        the         following
address:_______________________________________________________________________


Dated:_____________________            __________________________________
                                       Signature by or on behalf of assignor


                                      __________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_______________________________________________________ for
the  account of  _______________________________________________________________
account  number_________________________________________________________________
or,                if               mailed               by               check,
to__________________________________________________________

     Applicable           statements          should          be          mailed
to:______________________________________.

        This information is provided by ___________________________________, the assignee named above, or ______________________________, as its agent.

                                          EXHIBIT C

                                          [RESERVED]

                                          EXHIBIT D

                                 FORM OF CLASS R CERTIFICATE

THE CLASS R-__ CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS CONSTITUTING THE AVAILABLE DISTRIBUTION AMOUNT UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

THIS CLASS R-__ CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS. EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH

ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND
(3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Class R-__                          Certificate No. __
Date of Pooling and Servicing       Percentage Interest: __%
Agreement and Cut-off Date:
October 1, 2001
First Distribution Date:            Initial Certificate Principal
November 26, 2001                   Balance of this Certificate: $______
Master Servicer:                    Final Scheduled Distribution Date:
Residential Funding Corporation     October 25, 2031



                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2001-RS3

               evidencing a percentage interest in any distributions allocable to the Class R-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed and adjustable interest rate, first and second lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE. PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that ___________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed and adjustable interest rate, first and second lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement) among the Depositor, the Master Servicer and Bank One, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the

"Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, the amount of interest and principal, if any, required to be distributed to Holders of Class R Certificates on such Distribution Date.

        Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (ii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Master Servicer will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Master Servicer, which purchaser may be the Master Servicer, or any affiliate of the Master Servicer, on such terms and conditions as the Master Servicer may choose.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Holder of this Certificate may have additional obligations with respect to this Certificate, including tax liabilities.

        No transfer of this Class R-__ Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

        No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicer that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or
Section 4975 of the Code and will not subject the Depositor, the Master Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations, or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicer, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with Plan Assets of a Plan may provide a certification in the form of paragraph fourteen of Exhibit H-1 to the Agreement, which the Trustee may rely upon without further inquiry or investigation.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders and the Insurer may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby and the Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer (i) to purchase, at a price determined as provided in the Agreement, all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Mortgage Loans, as applicable, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, as applicable.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                            BANK ONE, NATIONAL ASSOCIATION,
                                                    as Trustee


                                            By:
                                               ------------------------------
                                                    Authorized Signatory

Dated: October 25, 2001

                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class R-__ Certificates referred to in the within-mentioned Agreement.


                                            BANK ONE, NATIONAL ASSOCIATION,
                                                    as Certificate Registrar


                                            By:  _______________________________
                                                    Authorized Signatory

                                          ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

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-----------------------------------------------------------------------------


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(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------


Dated:_____________________            __________________________________
                                       Signature by or on behalf of assignor


                                      __________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_______________________________________________________ for
the  account of  _______________________________________________________________
account  number_________________________________________________________________
or,                if               mailed               by               check,
to__________________________________________________________

     Applicable           statements          should          be          mailed
to:______________________________________.

        This information is provided by ___________________________________, the assignee named above, or ______________________________, as its agent.

                                          EXHIBIT E

                               CUSTODIAL AGREEMENT

               THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of October 1, 2001, by and among BANK ONE, NATIONAL ASSOCIATION, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as company (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                                W I T N E S S E T H   T H A T :
                                - - - - - - - - - -   - - - -

               WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement, dated as of October 1, 2001, relating to the issuance of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RS3 (as in effect on the date of this Agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

               WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


                                    ARTICLE I

                                   Definitions

               Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          Custody of Mortgage Documents

               Section 2.1. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

               Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

               Section 2.3.  Review of Mortgage Files.

               (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

               (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection
(c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related

Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

               (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

               Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

               Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

               Section 2.5. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

               From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

               Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                                   ARTICLE III

                                   Concerning the Custodian

               Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

               Section 3.2. Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

               Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

               Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

               Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

               The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in
Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

               Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

               Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

               Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                                   ARTICLE IV

                            Miscellaneous Provisions

               Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

               Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

               SECTION 4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

               Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

               For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

               Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

               IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                         BANK ONE, NATIONAL ASSOCIATION,
                                                   as Trustee

Global Corporate Trust Services
One North State Street - 9th Floor
Chicago, Illinois 60602                            By:_________________________
Attention:     Residential Asset Mortgage          Name:
               Products, Inc., Series 2001-RS3     Title:


Address:                                           RESIDENTIAL ASSET MORTGAGE
                                                   PRODUCTS, INC.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                                   By:_________________________
                                                   Name:
                                                   Title:


Address:                                         RESIDENTIAL FUNDING
                                                 CORPORATION, as Master Servicer
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                                   By:__________________________
                                                   Name:
                                                   Title:

Address:                                           WELLS FARGO BANK MINNESOTA,
                                                   NATIONAL ASSOCIATION
Mortgage Document Custody
One Meridian Crossings - 3rd Floor
Richfield, Minnesota 55423
                                                   By:__________________________
                                                   Name:
                                                   Title:

STATE OF ILLINOIS            )
                             )ss.:
COUNTY OF __________         )

:
               On the ____ day of October, 2001, before me, a notary public in and for said State, personally appeared _____________, known to me to be a _______________ of Bank One, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                     ---------------------------
                                                          Notary Public

[SEAL]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the ___ day of October, 2001, before me, a notary public in and for said State, personally appeared ____________, known to me to be a ____________ of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    --------------------
                                                        Notary Public
[Notarial Seal]




STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the ____ day of October, 2001, before me, a notary public in and for said State, personally appeared, ____________, known to me to be a _____________ of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written. .


                                                     --------------------
                                                        Notary Public

[Notarial Seal]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the ____ day of October, 2001, before me, a notary public in and for said State, personally appeared ___________, known to me to be an ______________ of Wells Fargo Bank Minnesota, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                           ---------------------
                                           Notary Public

                                   EXHIBIT ONE

                                      FORM OF CUSTODIAN
                              INITIAL CERTIFICATION

                                                   October 25, 2001


Bank One, National Association                     Ambac Assurance Corporation
One North State Street - 9th Floor                        One State Street Plaza
Chicago, Illinois 60602                            New York, New York 10004


Attention: Residential Asset Mortgage Products, Inc., Series 2001-RS3

Re: Custodial Agreement, dated as of October 1, 2001, by and among Bank One, National Association, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank Minnesota, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RS3

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or an original Lost Note Affidavit with a copy of the related Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                        WELLS FARGO BANK MINNESOTA,
                                        NATIONAL ASSOCIATION


                                        By:________________________________
                                        Name:________________________________
                                        Title:________________________________

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                   _____________ __, 2001


Bank One, National Association                     Ambac Assurance Corporation
One North State Street - 9th Floor                        One State Street Plaza
Chicago, Illinois 60602                            New York, New York 10004


Attention: Residential Asset Mortgage Products, Inc., Series 2001-RS3

Re: Custodial Agreement, dated as of October 1, 2001, by and among Bank One, National Association, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank Minnesota, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RS3

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                      WELLS FARGO BANK MINNESOTA,
                                      NATIONAL ASSOCIATION


                                      By:________________________________
                                      Name:________________________________
                                      Title:________________________________

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION

                                                   _____________ __, 2001


Bank One, National Association                     Ambac Assurance Corporation
One North State Street - 9th Floor                        One State Street Plaza
Chicago, Illinois 60602                            New York, New York 10004


Attention: Residential Asset Mortgage Products, Inc., Series 2001-RS3

Re: Custodial Agreement, dated as of October 1, 2001, by and among Bank One, National Association, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank Minnesota, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RS3

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents referred to in Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                   WELLS FARGO BANK MINNESOTA,
                                   NATIONAL ASSOCIATION


                                   By:________________________________
                                   Name:________________________________
                                   Title:________________________________

                                         EXHIBIT F-1

                                    GROUP I LOAN SCHEDULE

  RUN ON     : 10/18/01           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 13.13.09           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RAMP 2001-RS3  FIXED                           CUTOFF : 10/01/01
  POOL       : 0004543
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ----------------------------------------------------------------------------

      1000338                              .4000
      123,813.27                          .0500
           11.2500                         .0000
           10.8500                         .1600
           10.6400                         .0000
           10.6400                         .0000

      1041298                              .6250
       10,432.17                          .0500
            9.6250                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      1041568                              .3000
        5,867.01                          .0500
           10.7500                         .0000
           10.4500                         .1600
           10.2400                         .0000
           10.2400                         .0000

      1041654                              .2500
        7,000.14                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      1041891                              .4750
        9,590.87                          .0500
           11.6250                         .0000
           11.1500                         .1600
           10.9400                         .0000
           10.9400                         .0000

      1042818                              .3750
       12,354.09                          .0500
           10.8750                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000
1



      1043130                              .3250
       41,361.60                          .0500
           10.8750                         .0000
           10.5500                         .1600
           10.3400                         .0000
           10.3400                         .0000

      1043161                              .3250
       10,563.97                          .0500
           10.6250                         .0000
           10.3000                         .1600
           10.0900                         .0000
           10.0900                         .0000

      1043369                              .4000
        4,041.23                          .0500
           10.7500                         .0000
           10.3500                         .1600
           10.1400                         .0000
           10.1400                         .0000

      1128112                              .2500
       14,862.53                          .0500
           10.5000                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      1128262                              .2500
       19,986.49                          .0500
           10.5000                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      1147656                              .2500
        6,118.51                          .0500
            9.8750                         .0000
            9.6250                         .1600
            9.4150                         .0000
            9.4150                         .0000

      1152470                              .5000
        8,235.88                          .0500
           10.8750                         .0000
           10.3750                         .1600
           10.1650                         .0000
           10.1650                         .0000

      1154369                              .2500
       46,471.42                          .0500
           10.6250                         .0000
           10.3750                         .1600
           10.1650                         .0000
           10.1650                         .0000
1



      1156116                              .2500
        6,981.64                          .0500
           10.7500                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000

      1157194                              .2500
        8,109.82                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      1165240                              .2500
       10,473.28                          .0500
           11.0000                         .0000
           10.7500                         .1600
           10.5400                         .0000
           10.5400                         .0000

      1165779                              .2500
       21,838.43                          .0500
           10.7500                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000

      1166450                              .2500
       22,340.40                          .0500
           10.5000                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      1173844                              .2500
       10,736.79                          .0500
           10.0000                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000

      1174172                              .5250
        6,577.08                          .0500
           10.3750                         .0000
            9.8500                         .1600
            9.6400                         .0000
            9.6400                         .0000

      1186996                              .2500
        3,262.71                          .0500
           11.3750                         .0000
           11.1250                         .1600
           10.9150                         .0000
           10.9150                         .0000
1



      1189925                              .2500
       28,274.15                          .0500
           11.2500                         .0000
           11.0000                         .1600
           10.7900                         .0000
           10.7900                         .0000

      1215608                              .1250
      132,686.91                          .0500
           10.5000                         .0000
           10.3750                         .1600
           10.1650                         .0000
           10.1650                         .0000

      1218046                              .2500
       87,769.34                          .0500
           10.5000                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      1231244                              .2500
      283,048.18                          .0500
            9.8750                         .0000
            9.6250                         .1600
            9.4150                         .0000
            9.4150                         .0000

      1233396                              .2500
      235,524.36                          .0500
           10.3700                         .0000
           10.1200                         .1600
            9.9100                         .0000
            9.9100                         .0000

      1237044                              .2500
       67,451.72                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      1238482                              .7500
      200,934.65                          .0500
           10.5000                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000

      1250106                              .5000
      182,355.21                          .0500
            9.8750                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000
1



      1250862                              .7600
      138,697.59                          .0500
           10.0000                         .0000
            9.2400                         .1600
            9.0300                         .0000
            9.0300                         .0000

      1251039                              .5000
      103,399.72                          .0500
            9.8750                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      1251524                              .5000
       95,874.88                          .0500
            9.6250                         .0000
            9.1250                         .1600
            8.9150                         .0000
            8.9150                         .0000

      1254829                              .5000
      115,934.87                          .0500
            9.6250                         .0000
            9.1250                         .1600
            8.9150                         .0000
            8.9150                         .0000

      1748028                             1.0000
       41,917.99                          .0500
           12.2500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      1748046                             1.0000
       32,214.70                          .0500
           12.7400                         .0000
           11.7400                         .1600
           11.5300                         .0000
           11.5300                         .0000

      1748055                             1.0000
       21,054.57                          .0500
           14.6500                         .0000
           13.6500                         .1600
           13.4400                         .0000
           13.4400                         .0000

      1748062                             1.0000
       32,037.30                          .0500
           15.2490                         .0000
           14.2490                         .1600
           14.0390                         .0000
           14.0390                         .0000
1



      1748082                             1.0000
       34,333.84                          .0500
           13.6400                         .0000
           12.6400                         .1600
           12.4300                         .0000
           12.4300                         .0000

      1748098                             1.0000
       24,556.09                          .0500
           13.1500                         .0000
           12.1500                         .1600
           11.9400                         .0000
           11.9400                         .0000

      1748099                             1.0000
       35,917.87                          .0500
           14.9900                         .0000
           13.9900                         .1600
           13.7800                         .0000
           13.7800                         .0000

      1748137                             1.0000
       15,919.42                          .0500
           15.7500                         .0000
           14.7500                         .1600
           14.5400                         .0000
           14.5400                         .0000

      1748147                             1.0000
       38,871.81                          .0500
           14.9900                         .0000
           13.9900                         .1600
           13.7800                         .0000
           13.7800                         .0000

      1748151                             1.0000
       32,018.50                          .0500
           15.7500                         .0000
           14.7500                         .1600
           14.5400                         .0000
           14.5400                         .0000

      2827263                              .2500
       64,742.38                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      2892763                              .2500
       62,092.11                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000
1



      3332897                              .2500
       62,288.34                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      3462402                              .5000
       94,918.53                          .0500
           11.9000                         .0000
           11.4000                         .1600
           11.1900                         .0000
           11.1900                         .0000

      3462406                              .5000
       30,605.36                          .0500
           12.8750                         .0000
           12.3750                         .1600
           12.1650                         .0000
           12.1650                         .0000

      3462535                              .5000
        5,024.78                          .0500
           12.5000                         .0000
           12.0000                         .1600
           11.7900                         .0000
           11.7900                         .0000

      3467827                              .5000
      110,422.96                          .0500
            8.0000                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      3491209                              .2500
       63,313.26                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      3712105                              .5000
       21,327.06                          .0500
           15.9000                         .0000
           15.4000                         .1600
           15.1900                         .0000
           15.1900                         .0000

      3712176                              .5000
       66,349.57                          .0500
           11.6500                         .0000
           11.1500                         .1600
           10.9400                         .0000
           10.9400                         .0000
1



      3849940                              .2500
       58,848.21                          .0500
            8.6250                         .0000
            8.3750                         .1600
            8.1650                         .0000
            8.1650                         .0000

      3886944                              .5000
       45,859.97                          .0500
           11.9500                         .0000
           11.4500                         .1600
           11.2400                         .0000
           11.2400                         .0000

      3886950                              .5000
       44,981.17                          .0500
           10.1250                         .0000
            9.6250                         .1600
            9.4150                         .0000
            9.4150                         .0000

      3887062                              .5000
      492,345.41                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      3887147                              .5000
       77,141.84                          .0500
           13.2500                         .0000
           12.7500                         .1600
           12.5400                         .0000
           12.5400                         .0000

      3907756                              .5000
       76,177.31                          .0500
           10.8750                         .0000
           10.3750                         .1600
           10.1650                         .0000
           10.1650                         .0000

      3923278                              .2500
      195,578.45                          .0500
           10.1250                         .0000
            9.8750                         .1600
            9.6650                         .0000
            9.6650                         .0000

      3989432                              .2500
      182,179.08                          .0500
           10.5000                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000
1



      4040683                              .5000
       55,561.31                          .0500
           11.9000                         .0000
           11.4000                         .1600
           11.1900                         .0000
           11.1900                         .0000

      4040800                              .5000
       41,612.88                          .0500
           11.3750                         .0000
           10.8750                         .1600
           10.6650                         .0000
           10.6650                         .0000

      4040866                              .5000
       51,566.99                          .0500
           14.0000                         .0000
           13.5000                         .1600
           13.2900                         .0000
           13.2900                         .0000

      4040899                              .5000
       55,685.89                          .0500
           13.7500                         .0000
           13.2500                         .1600
           13.0400                         .0000
           13.0400                         .0000

      4040926                              .5000
       33,178.94                          .0500
           12.5000                         .0000
           12.0000                         .1600
           11.7900                         .0000
           11.7900                         .0000

      4046886                              .5000
      115,561.74                          .0500
            9.6000                         .0000
            9.1000                         .1600
            8.8900                         .0000
            8.8900                         .0000

      4046887                              .5000
       73,713.27                          .0500
            9.9900                         .0000
            9.4900                         .1600
            9.2800                         .0000
            9.2800                         .0000

      4047033                              .5000
       42,709.70                          .0500
           11.3700                         .0000
           10.8700                         .1600
           10.6600                         .0000
           10.6600                         .0000
1



      4047052                              .5000
       84,490.79                          .0500
           11.7400                         .0000
           11.2400                         .1600
           11.0300                         .0000
           11.0300                         .0000

      4047118                              .5000
       67,488.64                          .0500
           11.5500                         .0000
           11.0500                         .1600
           10.8400                         .0000
           10.8400                         .0000

      4047347                              .5000
       51,958.37                          .0500
           12.9000                         .0000
           12.4000                         .1600
           12.1900                         .0000
           12.1900                         .0000

      4047504                              .5000
       14,388.46                          .0500
           11.4500                         .0000
           10.9500                         .1600
           10.7400                         .0000
           10.7400                         .0000

      4053532                              .5000
       75,257.29                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      4053552                              .5000
       15,605.89                          .0500
           10.5000                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000

      4053641                              .5000
       39,498.81                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      4053644                              .5000
       56,618.83                          .0500
           13.5000                         .0000
           13.0000                         .1600
           12.7900                         .0000
           12.7900                         .0000
1



      4053657                              .5000
       64,404.89                          .0500
           14.0000                         .0000
           13.5000                         .1600
           13.2900                         .0000
           13.2900                         .0000

      4053719                              .5000
       53,106.92                          .0500
           10.6000                         .0000
           10.1000                         .1600
            9.8900                         .0000
            9.8900                         .0000

      4053792                              .5000
       11,188.30                          .0500
            7.2500                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000

      4053840                              .5000
       69,451.04                          .0500
           10.9000                         .0000
           10.4000                         .1600
           10.1900                         .0000
           10.1900                         .0000

      4053862                              .5000
       53,178.37                          .0500
           13.9900                         .0000
           13.4900                         .1600
           13.2800                         .0000
           13.2800                         .0000

      4053879                              .5000
       22,357.51                          .0500
           13.2000                         .0000
           12.7000                         .1600
           12.4900                         .0000
           12.4900                         .0000

      4053897                              .5000
       29,080.96                          .0500
           12.1500                         .0000
           11.6500                         .1600
           11.4400                         .0000
           11.4400                         .0000

      4053913                              .5000
       74,454.27                          .0500
            7.7500                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000
1



      4053936                              .5000
       63,926.26                          .0500
           13.2000                         .0000
           12.7000                         .1600
           12.4900                         .0000
           12.4900                         .0000

      4053970                              .5000
       53,568.53                          .0500
           10.1500                         .0000
            9.6500                         .1600
            9.4400                         .0000
            9.4400                         .0000

      4056124                              .5000
       45,026.95                          .0500
            9.3500                         .0000
            8.8500                         .1600
            8.6400                         .0000
            8.6400                         .0000

      4056132                              .5000
       80,324.75                          .0500
           10.2500                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000

      4086656                              .2500
      291,075.61                          .0500
            9.3750                         .0000
            9.1250                         .1600
            8.9150                         .0000
            8.9150                         .0000

      4117045                              .2500
      632,025.44                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      4123907                              .2500
       75,581.61                          .0500
           10.0000                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000

      4138452                              .2500
      695,436.87                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000
1



      4142613                              .5000
       41,189.62                          .0500
            7.0000                         .0000
            6.5000                         .1600
            6.2900                         .0000
            6.2900                         .0000

      4142676                              .5000
       28,927.87                          .0500
           15.9500                         .0000
           15.4500                         .1600
           15.2400                         .0000
           15.2400                         .0000

      4148266                              .5000
      114,357.88                          .0500
           10.8500                         .0000
           10.3500                         .1600
           10.1400                         .0000
           10.1400                         .0000

      4148279                              .5000
       41,764.95                          .0500
           11.4700                         .0000
           10.9700                         .1600
           10.7600                         .0000
           10.7600                         .0000

      4148297                              .5000
       97,667.58                          .0500
           10.3500                         .0000
            9.8500                         .1600
            9.6400                         .0000
            9.6400                         .0000

      4156449                              .5000
       71,230.82                          .0500
            9.3750                         .0000
            8.8750                         .1600
            8.6650                         .0000
            8.6650                         .0000

      4156451                              .5000
       98,246.71                          .0500
            6.7500                         .0000
            6.2500                         .1600
            6.0400                         .0000
            6.0400                         .0000

      4156502                              .5000
       13,710.85                          .0500
            9.7500                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000
1



      4156503                              .5000
       75,204.24                          .0500
           11.0000                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000

      4156524                              .5000
       22,922.79                          .0500
           13.7500                         .0000
           13.2500                         .1600
           13.0400                         .0000
           13.0400                         .0000

      4156550                              .5000
       48,227.75                          .0500
           10.6000                         .0000
           10.1000                         .1600
            9.8900                         .0000
            9.8900                         .0000

      4156560                              .5000
      165,723.08                          .0500
           12.3000                         .0000
           11.8000                         .1600
           11.5900                         .0000
           11.5900                         .0000

      4156580                              .5000
       31,885.36                          .0500
           11.0500                         .0000
           10.5500                         .1600
           10.3400                         .0000
           10.3400                         .0000

      4156583                              .5000
       44,887.83                          .0500
           11.7500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      4156595                              .5000
      106,240.24                          .0500
            9.4900                         .0000
            8.9900                         .1600
            8.7800                         .0000
            8.7800                         .0000

      4156596                              .5000
       52,689.58                          .0500
           11.0900                         .0000
           10.5900                         .1600
           10.3800                         .0000
           10.3800                         .0000
1



      4156609                              .5000
      107,405.82                          .0500
           11.4900                         .0000
           10.9900                         .1600
           10.7800                         .0000
           10.7800                         .0000

      4156616                              .5000
       72,013.86                          .0500
            8.0000                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      4156634                              .5000
       55,813.71                          .0500
           13.5000                         .0000
           13.0000                         .1600
           12.7900                         .0000
           12.7900                         .0000

      4156638                              .5000
       62,976.75                          .0500
           11.5000                         .0000
           11.0000                         .1600
           10.7900                         .0000
           10.7900                         .0000

      4166030                              .2500
       40,926.33                          .0500
            9.8750                         .0000
            9.6250                         .1600
            9.4150                         .0000
            9.4150                         .0000

      4176865                              .5000
      137,508.45                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      4176891                              .5000
       70,676.03                          .0500
           12.1000                         .0000
           11.6000                         .1600
           11.3900                         .0000
           11.3900                         .0000

      4176916                              .5000
       51,648.94                          .0500
           11.8900                         .0000
           11.3900                         .1600
           11.1800                         .0000
           11.1800                         .0000
1



      4176924                              .5000
       23,895.99                          .0500
            9.5000                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      4198124                              .2500
      298,697.43                          .0500
           10.1250                         .0000
            9.8750                         .1600
            9.6650                         .0000
            9.6650                         .0000

      4220872                              .2500
      150,301.90                          .0500
           10.1250                         .0000
            9.8750                         .1600
            9.6650                         .0000
            9.6650                         .0000

      4260116                              .5000
       62,696.03                          .0500
           11.1250                         .0000
           10.6250                         .1600
           10.4150                         .0000
           10.4150                         .0000

      4283672                              .5000
       96,823.53                          .0500
           10.3500                         .0000
            9.8500                         .1600
            9.6400                         .0000
            9.6400                         .0000

      4291173                              .5000
       37,085.21                          .0500
           12.3750                         .0000
           11.8750                         .1600
           11.6650                         .0000
           11.6650                         .0000

      4291295                              .5000
       54,275.80                          .0500
            9.8750                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      4291297                              .5000
       53,224.90                          .0500
            8.5000                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000
1



      4291327                              .5000
      204,771.63                          .0500
            7.1250                         .0000
            6.6250                         .1600
            6.4150                         .0000
            6.4150                         .0000

      4291374                              .5000
       44,120.76                          .0500
           12.9900                         .0000
           12.4900                         .1600
           12.2800                         .0000
           12.2800                         .0000

      4371752                              .2500
      138,522.47                          .0500
            9.6250                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      4380909                              .2500
      202,504.94                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      4397148                              .2500
      922,865.22                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      4406032                              .5000
       64,854.84                          .0500
           11.6400                         .0000
           11.1400                         .1600
           10.9300                         .0000
           10.9300                         .0000

      4436566                              .2500
      159,200.51                          .0500
           10.3750                         .0000
           10.1250                         .1600
            9.9150                         .0000
            9.9150                         .0000

      4442878                              .2500
       35,078.16                          .0500
            9.3750                         .0000
            9.1250                         .1600
            8.9150                         .0000
            8.9150                         .0000
1



      4454015                              .5000
       63,146.66                          .0500
            9.9900                         .0000
            9.4900                         .1600
            9.2800                         .0000
            9.2800                         .0000

      4457483                              .5000
       45,819.77                          .0500
           12.7500                         .0000
           12.2500                         .1600
           12.0400                         .0000
           12.0400                         .0000

      4457526                              .5000
      153,017.04                          .0500
           11.5000                         .0000
           11.0000                         .1600
           10.7900                         .0000
           10.7900                         .0000

      4458166                              .2500
      373,570.75                          .0500
            9.1250                         .0000
            8.8750                         .1600
            8.6650                         .0000
            8.6650                         .0000

      4479881                              .5000
      114,627.81                          .0500
           11.6500                         .0000
           11.1500                         .1600
           10.9400                         .0000
           10.9400                         .0000

      4483903                              .2500
      109,582.55                          .0500
            8.3750                         .0000
            8.1250                         .1600
            7.9150                         .0000
            7.9150                         .0000

      4491605                              .2500
       58,999.56                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      4494047                              .2500
       86,977.01                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000
1



      4505195                              .2500
      204,150.56                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      4510333                              .2500
      124,458.55                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      4520820                              .2500
      100,068.31                          .0500
           10.7500                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000

      4533176                              .2500
       91,636.30                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      4535824                              .5000
      109,132.65                          .0500
           11.7500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      4535848                              .5000
       26,825.73                          .0500
           11.6250                         .0000
           11.1250                         .1600
           10.9150                         .0000
           10.9150                         .0000

      4535870                              .5000
      114,484.33                          .0500
            7.8750                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      4557299                              .2500
      202,420.34                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000
1



      4563411                              .5000
      144,124.68                          .0500
           10.9500                         .0000
           10.4500                         .1600
           10.2400                         .0000
           10.2400                         .0000

      4563629                              .2500
      181,323.16                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      4568666                              .2500
      191,986.88                          .0500
            6.7500                         .0000
            6.5000                         .1600
            6.2900                         .0000
            6.2900                         .0000

      4579958                              .5000
       28,502.51                          .0500
           12.5500                         .0000
           12.0500                         .1600
           11.8400                         .0000
           11.8400                         .0000

      4579959                              .5000
       25,408.56                          .0500
           11.7500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      4579975                              .5000
       45,894.54                          .0500
           13.9900                         .0000
           13.4900                         .1600
           13.2800                         .0000
           13.2800                         .0000

      4580044                              .5000
       71,538.65                          .0500
            8.0000                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      4580054                              .5000
      198,417.29                          .0500
            9.5000                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000
1



      4580055                              .5000
       75,166.96                          .0500
           12.0000                         .0000
           11.5000                         .1600
           11.2900                         .0000
           11.2900                         .0000

      4580063                              .5000
       73,520.21                          .0500
            9.0000                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      4587434                              .2500
      162,835.38                          .0500
           10.2500                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000

      4587717                              .2500
      226,832.81                          .0500
            9.6250                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      4592336                              .5000
       97,495.90                          .0500
           11.1250                         .0000
           10.6250                         .1600
           10.4150                         .0000
           10.4150                         .0000

      4599931                              .2500
      154,256.53                          .0500
           12.5000                         .0000
           12.2500                         .1600
           12.0400                         .0000
           12.0400                         .0000

      4604705                              .5000
       71,285.00                          .0500
           10.5000                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000

      4611877                              .2500
      227,295.52                          .0500
            9.3750                         .0000
            9.1250                         .1600
            8.9150                         .0000
            8.9150                         .0000
1



      4645215                              .2500
       96,590.42                          .0500
            9.7500                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      4654290                              .2500
      328,790.51                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      4658385                              .5000
       77,158.51                          .0500
            7.5000                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      4658386                              .5000
      110,620.75                          .0500
            7.9990                         .0000
            7.4990                         .1600
            7.2890                         .0000
            7.2890                         .0000

      4658389                              .5000
       54,875.34                          .0500
            6.7500                         .0000
            6.2500                         .1600
            6.0400                         .0000
            6.0400                         .0000

      4658390                              .5000
       40,915.38                          .0500
            6.7500                         .0000
            6.2500                         .1600
            6.0400                         .0000
            6.0400                         .0000

      4658401                              .5000
       76,663.53                          .0500
            7.6250                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4658404                              .5000
       38,524.12                          .0500
            6.8750                         .0000
            6.3750                         .1600
            6.1650                         .0000
            6.1650                         .0000
1



      4658407                              .5000
       45,487.70                          .0500
            9.6250                         .0000
            9.1250                         .1600
            8.9150                         .0000
            8.9150                         .0000

      4658427                              .5000
       87,671.95                          .0500
            6.7500                         .0000
            6.2500                         .1600
            6.0400                         .0000
            6.0400                         .0000

      4658443                              .5000
       67,392.18                          .0500
            9.6250                         .0000
            9.1250                         .1600
            8.9150                         .0000
            8.9150                         .0000

      4664354                              .5000
       80,540.87                          .0500
           10.3100                         .0000
            9.8100                         .1600
            9.6000                         .0000
            9.6000                         .0000

      4666369                              .2500
      144,464.72                          .0500
            9.2000                         .0000
            8.9500                         .1600
            8.7400                         .0000
            8.7400                         .0000

      4667631                              .2500
       51,441.47                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      4674934                              .2500
      335,225.58                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4675943                              .2500
      327,283.48                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000
1



      4691411                              .2500
      199,320.01                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      4695908                              .2500
       85,322.75                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      4697914                              .2500
      162,061.02                          .0500
            9.1250                         .0000
            8.8750                         .1600
            8.6650                         .0000
            8.6650                         .0000

      4702533                              .2500
       82,192.98                          .0500
            8.3750                         .0000
            8.1250                         .1600
            7.9150                         .0000
            7.9150                         .0000

      4702672                              .5000
       71,506.19                          .0500
            9.8000                         .0000
            9.3000                         .1600
            9.0900                         .0000
            9.0900                         .0000

      4703972                              .2500
      197,758.68                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      4706714                              .2500
      140,348.19                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      4712226                              .2500
       52,209.46                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000
1



      4715516                              .5000
       84,369.69                          .0500
           10.2500                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000

      4716680                              .5000
       44,689.39                          .0500
           14.5000                         .0000
           14.0000                         .1600
           13.7900                         .0000
           13.7900                         .0000

      4722665                              .5000
      138,274.16                          .0500
            9.5000                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      4734453                              .2500
      129,026.91                          .0500
           10.2500                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000

      4741457                              .2500
      570,242.87                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4745141                              .5000
       47,923.94                          .0500
           11.6250                         .0000
           11.1250                         .1600
           10.9150                         .0000
           10.9150                         .0000

      4748628                              .5000
       81,727.99                          .0500
           11.7900                         .0000
           11.2900                         .1600
           11.0800                         .0000
           11.0800                         .0000

      4748631                              .5000
       99,370.21                          .0500
           14.3400                         .0000
           13.8400                         .1600
           13.6300                         .0000
           13.6300                         .0000
1



      4753548                              .5000
      133,341.53                          .0500
            8.5000                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      4754170                              .2500
      205,350.68                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      4758195                              .5000
       43,091.78                          .0500
           11.7500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      4760217                              .2500
      311,318.23                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      4761681                              .5000
       78,785.86                          .0500
            8.0000                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      4766529                              .5000
       65,506.38                          .0500
           12.9900                         .0000
           12.4900                         .1600
           12.2800                         .0000
           12.2800                         .0000

      4766555                              .5000
       30,800.00                          .0500
           10.1250                         .0000
            9.6250                         .1600
            9.4150                         .0000
            9.4150                         .0000

      4766609                              .5000
       94,080.85                          .0500
           10.4900                         .0000
            9.9900                         .1600
            9.7800                         .0000
            9.7800                         .0000
1



      4767896                              .2500
       60,656.02                          .0500
           10.8500                         .0000
           10.6000                         .1600
           10.3900                         .0000
           10.3900                         .0000

      4769041                              .2500
       89,669.44                          .0500
            9.3750                         .0000
            9.1250                         .1600
            8.9150                         .0000
            8.9150                         .0000

      4770334                              .2500
      186,777.80                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4778633                              .2500
      217,918.16                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      4779912                              .2500
       44,850.53                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      4780433                              .2500
      392,398.02                          .0500
            7.1250                         .0000
            6.8750                         .1600
            6.6650                         .0000
            6.6650                         .0000

      4781720                              .2500
      112,623.21                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      4784418                              .2500
      147,962.48                          .0500
           10.0000                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000
1



      4786256                              .5000
      103,686.92                          .0500
            9.5000                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      4787250                              .5000
       38,218.63                          .0500
           12.2500                         .0000
           11.7500                         .1600
           11.5400                         .0000
           11.5400                         .0000

      4790540                              .2500
      106,757.33                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      4792848                              .5000
       15,870.45                          .0500
           12.7000                         .0000
           12.2000                         .1600
           11.9900                         .0000
           11.9900                         .0000

      4792850                              .5000
       55,888.38                          .0500
           12.6000                         .0000
           12.1000                         .1600
           11.8900                         .0000
           11.8900                         .0000

      4792855                              .5000
       33,698.66                          .0500
           13.2000                         .0000
           12.7000                         .1600
           12.4900                         .0000
           12.4900                         .0000

      4792856                              .5000
       29,923.00                          .0500
           11.0000                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000

      4794176                              .5000
       38,218.63                          .0500
           12.2500                         .0000
           11.7500                         .1600
           11.5400                         .0000
           11.5400                         .0000
1



      4794687                              .5000
       38,218.63                          .0500
           12.2500                         .0000
           11.7500                         .1600
           11.5400                         .0000
           11.5400                         .0000

      4799795                              .5000
      147,484.02                          .0500
            7.8750                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      4801363                              .2500
       58,651.08                          .0500
            9.8750                         .0000
            9.6250                         .1600
            9.4150                         .0000
            9.4150                         .0000

      4801516                              .2500
      137,204.76                          .0500
           10.3750                         .0000
           10.1250                         .1600
            9.9150                         .0000
            9.9150                         .0000

      4802852                              .2500
      346,386.59                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4805673                              .2500
      279,320.89                          .0500
            8.1250                         .0000
            7.8750                         .1600
            7.6650                         .0000
            7.6650                         .0000

      4805972                              .5000
       41,775.23                          .0500
            9.7500                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      4806872                              .2500
      176,217.77                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000
1



      4807406                              .2500
      139,025.67                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      4809246                              .2500
       91,345.38                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      4809509                              .2500
      502,467.50                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      4812181                              .2500
      487,766.70                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      4812182                              .2500
      438,262.89                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      4812183                              .2500
      320,429.96                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      4812184                              .2500
      333,677.41                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      4812185                              .2500
      474,120.79                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000
1



      4812187                              .2500
      408,309.14                          .0500
            8.3750                         .0000
            8.1250                         .1600
            7.9150                         .0000
            7.9150                         .0000

      4812188                              .2500
      378,492.10                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      4812189                              .2500
      540,461.61                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      4812190                              .2500
      423,363.05                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4812191                              .2500
      318,736.65                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      4812193                              .2500
      457,458.41                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4812194                              .2500
      363,628.56                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      4812195                              .2500
      366,103.86                          .0500
            7.1250                         .0000
            6.8750                         .1600
            6.6650                         .0000
            6.6650                         .0000
1



      4812197                              .2500
      358,744.88                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      4816242                              .5000
      344,542.13                          .0500
            9.0000                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      4820912                              .2500
      143,638.24                          .0500
            8.3750                         .0000
            8.1250                         .1600
            7.9150                         .0000
            7.9150                         .0000

      4823780                              .2500
      416,429.39                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      4823948                              .2500
      319,154.17                          .0500
            8.1250                         .0000
            7.8750                         .1600
            7.6650                         .0000
            7.6650                         .0000

      4828407                              .2500
       78,957.80                          .0500
            8.6250                         .0000
            8.3750                         .1600
            8.1650                         .0000
            8.1650                         .0000

      4829831                              .2500
      294,495.35                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      4830504                              .2500
      130,941.89                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000
1



      4831239                              .2500
      429,718.26                          .0500
            7.0000                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000

      4838840                              .2500
       85,704.20                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      4840042                              .5000
      143,727.98                          .0500
            9.7500                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      4845825                              .2500
      313,388.30                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4845841                              .2500
      313,388.30                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4848564                              .2500
      462,609.59                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      4848621                              .2500
      103,680.54                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4851507                              .2500
      362,810.11                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000
1



      4857560                              .5000
       62,014.96                          .0500
           11.2500                         .0000
           10.7500                         .1600
           10.5400                         .0000
           10.5400                         .0000

      4857902                              .2500
      167,083.80                          .0500
            9.7500                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      4860549                              .5000
       39,217.68                          .0500
           10.2000                         .0000
            9.7000                         .1600
            9.4900                         .0000
            9.4900                         .0000

      4860576                              .5000
       40,570.10                          .0500
           14.7500                         .0000
           14.2500                         .1600
           14.0400                         .0000
           14.0400                         .0000

      4860655                              .5000
       45,446.64                          .0500
            8.0000                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      4860671                              .5000
      173,276.73                          .0500
            7.0000                         .0000
            6.5000                         .1600
            6.2900                         .0000
            6.2900                         .0000

      4861576                              .2500
       61,607.38                          .0500
            9.8750                         .0000
            9.6250                         .1600
            9.4150                         .0000
            9.4150                         .0000

      4864281                              .2500
      525,709.84                          .0500
            6.8750                         .0000
            6.6250                         .1600
            6.4150                         .0000
            6.4150                         .0000
1



      4867836                              .2500
       78,866.20                          .0500
            8.3750                         .0000
            8.1250                         .1600
            7.9150                         .0000
            7.9150                         .0000

      4867837                              .2500
       42,245.22                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      4867838                              .2500
       29,752.92                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      4867862                              .2500
       75,349.34                          .0500
            8.1250                         .0000
            7.8750                         .1600
            7.6650                         .0000
            7.6650                         .0000

      4867863                              .2500
       39,877.08                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      4867864                              .2500
      263,483.76                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      4867865                              .2500
      299,124.27                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      4867866                              .2500
      299,124.32                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000
1



      4867867                              .2500
      112,001.21                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      4867869                              .2500
      140,432.68                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      4867917                              .2500
      123,754.93                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      4867918                              .2500
      157,614.24                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      4867919                              .2500
       93,696.10                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      4867920                              .2500
      197,436.69                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      4867921                              .2500
       67,651.16                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      4867922                              .2500
       71,518.15                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000
1



      4867923                              .2500
       83,404.20                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      4868945                              .2500
      137,412.51                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      4869489                              .2500
      373,591.00                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      4871742                              .2500
      218,563.98                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      4878156                              .2500
      251,299.46                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      4879512                              .5000
      111,988.74                          .0500
            7.9900                         .0000
            7.4900                         .1600
            7.2800                         .0000
            7.2800                         .0000

      4881272                              .2500
      201,837.34                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      4884034                              .2500
      199,573.81                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000
1



      4885552                              .2500
      355,260.16                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      4886874                              .5000
       26,791.47                          .0500
            9.3750                         .0000
            8.8750                         .1600
            8.6650                         .0000
            8.6650                         .0000

      4887742                              .2500
      517,225.56                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4887766                              .2500
      239,041.97                          .0500
            8.1250                         .0000
            7.8750                         .1600
            7.6650                         .0000
            7.6650                         .0000

      4887773                              .2500
      566,051.08                          .0500
            8.6250                         .0000
            8.3750                         .1600
            8.1650                         .0000
            8.1650                         .0000

      4889147                              .2500
      150,657.36                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      4889194                              .2500
      131,680.79                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      4891505                              .2500
      287,637.86                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000
1



      4893968                              .2500
      101,452.83                          .0500
            9.6250                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      4894517                              .2500
      320,391.65                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      4894583                              .2500
       41,369.22                          .0500
            8.3750                         .0000
            8.1250                         .1600
            7.9150                         .0000
            7.9150                         .0000

      4897690                              .2500
      167,647.55                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      4902221                              .2500
      202,989.88                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      4902609                              .2500
      168,306.62                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      4904554                              .5000
      427,911.00                          .0500
            7.2500                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000

      4904590                              .5000
      324,050.09                          .0500
            7.6250                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000
1



      4904606                              .5000
      598,156.88                          .0500
            7.3750                         .0000
            6.8750                         .1600
            6.6650                         .0000
            6.6650                         .0000

      4904626                              .5000
      438,614.51                          .0500
            7.2500                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000

      4904632                              .5000
      398,830.87                          .0500
            7.6250                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4906460                              .2500
      141,994.92                          .0500
            8.9900                         .0000
            8.7400                         .1600
            8.5300                         .0000
            8.5300                         .0000

      4907163                              .2500
      259,312.78                          .0500
            8.1250                         .0000
            7.8750                         .1600
            7.6650                         .0000
            7.6650                         .0000

      4908134                              .2500
      344,524.27                          .0500
            7.1250                         .0000
            6.8750                         .1600
            6.6650                         .0000
            6.6650                         .0000

      4910097                              .2500
      478,151.22                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4913403                              .5000
      127,599.61                          .0500
           10.6250                         .0000
           10.1250                         .1600
            9.9150                         .0000
            9.9150                         .0000
1



      4913728                              .2500
      118,615.33                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      4914031                              .5000
      105,625.78                          .0500
            9.9250                         .0000
            9.4250                         .1600
            9.2150                         .0000
            9.2150                         .0000

      4917615                              .2500
      369,046.47                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      4918123                              .5000
       21,995.98                          .0500
           11.0800                         .0000
           10.5800                         .1600
           10.3700                         .0000
           10.3700                         .0000

      4918124                              .5000
       40,869.26                          .0500
            9.9800                         .0000
            9.4800                         .1600
            9.2700                         .0000
            9.2700                         .0000

      4918125                              .5000
       69,616.70                          .0500
           12.9000                         .0000
           12.4000                         .1600
           12.1900                         .0000
           12.1900                         .0000

      4919829                              .2500
      118,067.08                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      4920278                              .5000
      189,717.39                          .0500
            9.5000                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000
1



      4920286                              .2500
      488,248.31                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      4920337                              .5000
       24,875.50                          .0500
           10.3700                         .0000
            9.8700                         .1600
            9.6600                         .0000
            9.6600                         .0000

      4920340                              .5000
       36,628.19                          .0500
           13.2350                         .0000
           12.7350                         .1600
           12.5250                         .0000
           12.5250                         .0000

      4920345                              .5000
      115,717.29                          .0500
           10.5000                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000

      4920349                              .5000
       31,910.44                          .0500
            9.8500                         .0000
            9.3500                         .1600
            9.1400                         .0000
            9.1400                         .0000

      4920350                              .5000
       42,298.80                          .0500
           10.6000                         .0000
           10.1000                         .1600
            9.8900                         .0000
            9.8900                         .0000

      4920353                              .5000
       49,517.36                          .0500
           12.2500                         .0000
           11.7500                         .1600
           11.5400                         .0000
           11.5400                         .0000

      4920358                              .5000
       70,481.13                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000
1



      4922401                              .2500
       28,129.22                          .0500
            8.6250                         .0000
            8.3750                         .1600
            8.1650                         .0000
            8.1650                         .0000

      4922402                              .2500
       83,441.25                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      4922404                              .2500
      122,305.99                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      4922405                              .2500
      203,357.65                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      4922406                              .2500
       74,731.87                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      4922407                              .2500
      189,208.95                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      4922408                              .2500
       67,059.02                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      4922409                              .2500
       56,575.50                          .0500
           10.1250                         .0000
            9.8750                         .1600
            9.6650                         .0000
            9.6650                         .0000
1



      4922410                              .2500
      103,334.42                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      4922411                              .2500
       45,486.05                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      4922412                              .2500
       59,284.82                          .0500
            9.6250                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      4922413                              .2500
       87,135.09                          .0500
            9.7500                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      4922414                              .2500
       87,944.11                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      4922415                              .2500
      109,589.63                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      4922417                              .2500
       59,088.71                          .0500
           10.1250                         .0000
            9.8750                         .1600
            9.6650                         .0000
            9.6650                         .0000

      4922418                              .2500
       54,252.52                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000
1



      4922419                              .2500
      138,184.69                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      4922420                              .2500
       71,088.43                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      4922421                              .2500
      118,436.69                          .0500
            9.8750                         .0000
            9.6250                         .1600
            9.4150                         .0000
            9.4150                         .0000

      4922422                              .2500
      184,355.95                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      4922423                              .2500
       64,686.94                          .0500
           10.1250                         .0000
            9.8750                         .1600
            9.6650                         .0000
            9.6650                         .0000

      4922424                              .2500
       76,822.55                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      4922425                              .2500
       90,070.32                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      4922426                              .2500
       51,098.04                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000
1



      4922427                              .2500
       76,741.41                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      4922428                              .2500
      224,448.93                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      4922429                              .2500
      246,454.22                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      4922430                              .2500
       80,605.32                          .0500
           10.0000                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000

      4922431                              .2500
      129,512.40                          .0500
            8.1250                         .0000
            7.8750                         .1600
            7.6650                         .0000
            7.6650                         .0000

      4922432                              .2500
      131,925.65                          .0500
            9.6250                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      4922433                              .2500
       92,919.44                          .0500
            9.6250                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      4922434                              .2500
      135,470.22                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000
1



      4922435                              .2500
       69,862.53                          .0500
           11.5000                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      4924691                              .2500
      366,025.39                          .0500
            8.1250                         .0000
            7.8750                         .1600
            7.6650                         .0000
            7.6650                         .0000

      4925018                              .5000
       86,080.35                          .0500
            8.5000                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      4925019                              .5000
      161,828.04                          .0500
            6.9900                         .0000
            6.4900                         .1600
            6.2800                         .0000
            6.2800                         .0000

      4925020                              .5000
      161,040.56                          .0500
           10.9200                         .0000
           10.4200                         .1600
           10.2100                         .0000
           10.2100                         .0000

      4925022                              .5000
       45,380.10                          .0500
            9.7500                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      4925023                              .5000
       51,651.41                          .0500
           11.8750                         .0000
           11.3750                         .1600
           11.1650                         .0000
           11.1650                         .0000

      4925330                              .2500
      383,709.03                          .0500
            6.8750                         .0000
            6.6250                         .1600
            6.4150                         .0000
            6.4150                         .0000
1



      4927667                              .5000
       79,730.30                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      4927843                              .2500
      247,863.12                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4928676                              .2500
      273,430.59                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      4929043                              .2500
      327,265.17                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      4929228                              .5000
      129,816.29                          .0500
           12.9900                         .0000
           12.4900                         .1600
           12.2800                         .0000
           12.2800                         .0000

      4930015                              .2500
       37,913.24                          .0500
            9.7500                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      4930229                              .5000
      368,609.78                          .0500
            7.5000                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      4932456                              .5000
       31,968.87                          .0500
           14.9900                         .0000
           14.4900                         .1600
           14.2800                         .0000
           14.2800                         .0000
1



      4932457                              .5000
       47,897.70                          .0500
           11.4900                         .0000
           10.9900                         .1600
           10.7800                         .0000
           10.7800                         .0000

      4932461                              .5000
       57,309.20                          .0500
           11.6500                         .0000
           11.1500                         .1600
           10.9400                         .0000
           10.9400                         .0000

      4932463                              .5000
      137,482.13                          .0500
           11.7500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      4932464                              .5000
       53,123.65                          .0500
           13.0400                         .0000
           12.5400                         .1600
           12.3300                         .0000
           12.3300                         .0000

      4932465                              .5000
       64,493.48                          .0500
           11.7900                         .0000
           11.2900                         .1600
           11.0800                         .0000
           11.0800                         .0000

      4932466                              .5000
       67,814.63                          .0500
           12.9500                         .0000
           12.4500                         .1600
           12.2400                         .0000
           12.2400                         .0000

      4934168                              .5000
      147,021.39                          .0500
            7.8750                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      4934180                              .5000
      209,397.63                          .0500
            7.5000                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000
1



      4934198                              .5000
       54,681.06                          .0500
           11.7500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      4934201                              .5000
      119,874.43                          .0500
            9.0000                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      4934225                              .5000
       23,529.93                          .0500
            9.8750                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      4934229                              .5000
       59,144.37                          .0500
           13.0000                         .0000
           12.5000                         .1600
           12.2900                         .0000
           12.2900                         .0000

      4934348                              .5000
        6,969.32                          .0500
            9.9000                         .0000
            9.4000                         .1600
            9.1900                         .0000
            9.1900                         .0000

      4934389                              .5000
       19,529.14                          .0500
            9.9900                         .0000
            9.4900                         .1600
            9.2800                         .0000
            9.2800                         .0000

      4934392                              .5000
       18,604.47                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      4934395                              .5000
        5,343.67                          .0500
           12.9900                         .0000
           12.4900                         .1600
           12.2800                         .0000
           12.2800                         .0000
1



      4934401                              .5000
       11,324.33                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      4934402                              .5000
        9,706.87                          .0500
           12.9900                         .0000
           12.4900                         .1600
           12.2800                         .0000
           12.2800                         .0000

      4934409                              .5000
       16,657.88                          .0500
            9.9900                         .0000
            9.4900                         .1600
            9.2800                         .0000
            9.2800                         .0000

      4934417                              .5000
        5,137.88                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      4934419                              .5000
        6,556.77                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      4934423                              .5000
       16,216.35                          .0500
           12.9900                         .0000
           12.4900                         .1600
           12.2800                         .0000
           12.2800                         .0000

      4934428                              .5000
       29,096.30                          .0500
            9.9900                         .0000
            9.4900                         .1600
            9.2800                         .0000
            9.2800                         .0000

      4934441                              .5000
       43,049.58                          .0500
           11.7500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000
1



      4934443                              .5000
      101,767.68                          .0500
           12.5500                         .0000
           12.0500                         .1600
           11.8400                         .0000
           11.8400                         .0000

      4934444                              .5000
       23,700.87                          .0500
           12.3000                         .0000
           11.8000                         .1600
           11.5900                         .0000
           11.5900                         .0000

      4934448                              .5000
       17,228.05                          .0500
           12.5000                         .0000
           12.0000                         .1600
           11.7900                         .0000
           11.7900                         .0000

      4934454                              .5000
      110,979.18                          .0500
           11.3000                         .0000
           10.8000                         .1600
           10.5900                         .0000
           10.5900                         .0000

      4934467                              .5000
       11,089.21                          .0500
           14.4000                         .0000
           13.9000                         .1600
           13.6900                         .0000
           13.6900                         .0000

      4934469                              .5000
       29,378.10                          .0500
           13.5000                         .0000
           13.0000                         .1600
           12.7900                         .0000
           12.7900                         .0000

      4934470                              .5000
       34,310.93                          .0500
           15.6700                         .0000
           15.1700                         .1600
           14.9600                         .0000
           14.9600                         .0000

      4934471                              .5000
       30,541.92                          .0500
           13.9500                         .0000
           13.4500                         .1600
           13.2400                         .0000
           13.2400                         .0000
1



      4934475                              .5000
       35,192.45                          .0500
           10.0000                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      4934479                              .5000
       18,282.51                          .0500
           17.9900                         .0000
           17.4900                         .1600
           17.2800                         .0000
           17.2800                         .0000

      4934480                              .5000
       59,326.90                          .0500
           12.7400                         .0000
           12.2400                         .1600
           12.0300                         .0000
           12.0300                         .0000

      4934486                              .5000
       61,670.12                          .0500
           13.3500                         .0000
           12.8500                         .1600
           12.6400                         .0000
           12.6400                         .0000

      4934487                              .5000
      113,597.44                          .0500
           10.1500                         .0000
            9.6500                         .1600
            9.4400                         .0000
            9.4400                         .0000

      4934492                              .5000
       87,514.76                          .0500
           11.3000                         .0000
           10.8000                         .1600
           10.5900                         .0000
           10.5900                         .0000

      4934493                              .5000
       60,275.02                          .0500
           13.1500                         .0000
           12.6500                         .1600
           12.4400                         .0000
           12.4400                         .0000

      4934498                              .5000
       56,863.67                          .0500
            9.7000                         .0000
            9.2000                         .1600
            8.9900                         .0000
            8.9900                         .0000
1



      4934499                              .5000
       44,271.58                          .0500
            9.1250                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      4936143                              .5000
      114,153.34                          .0500
           10.2000                         .0000
            9.7000                         .1600
            9.4900                         .0000
            9.4900                         .0000

      4937289                              .5000
       64,375.82                          .0500
            9.6600                         .0000
            9.1600                         .1600
            8.9500                         .0000
            8.9500                         .0000

      4942166                              .5000
       29,933.54                          .0500
            8.9900                         .0000
            8.4900                         .1600
            8.2800                         .0000
            8.2800                         .0000

      4942256                              .5000
       33,201.35                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      4942741                              .2500
       72,636.70                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      4942951                              .5000
      145,122.51                          .0500
            9.3000                         .0000
            8.8000                         .1600
            8.5900                         .0000
            8.5900                         .0000

      4942952                              .5000
       37,271.13                          .0500
           14.1500                         .0000
           13.6500                         .1600
           13.4400                         .0000
           13.4400                         .0000
1



      4942953                              .5000
       29,578.94                          .0500
            7.9900                         .0000
            7.4900                         .1600
            7.2800                         .0000
            7.2800                         .0000

      4942954                              .5000
      122,827.60                          .0500
            9.1000                         .0000
            8.6000                         .1600
            8.3900                         .0000
            8.3900                         .0000

      4942955                              .5000
       31,430.51                          .0500
           12.3300                         .0000
           11.8300                         .1600
           11.6200                         .0000
           11.6200                         .0000

      4943301                              .2500
       60,028.35                          .0500
            8.3750                         .0000
            8.1250                         .1600
            7.9150                         .0000
            7.9150                         .0000

      4943302                              .2500
       71,907.32                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      4943304                              .2500
       85,405.17                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      4943305                              .2500
      105,388.69                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      4943306                              .2500
       47,835.53                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000
1



      4943307                              .2500
       78,056.99                          .0500
            9.7500                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      4943308                              .2500
      146,301.98                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      4943309                              .2500
      108,829.62                          .0500
            9.3750                         .0000
            9.1250                         .1600
            8.9150                         .0000
            8.9150                         .0000

      4943310                              .2500
       58,919.52                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      4943311                              .2500
      156,429.83                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      4943312                              .2500
       35,507.91                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      4943314                              .2500
       58,412.93                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      4943315                              .2500
      114,224.38                          .0500
            9.7500                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000
1



      4943316                              .2500
      156,826.18                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      4943317                              .2500
       30,709.27                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      4943318                              .2500
       67,343.52                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      4943319                              .2500
       35,755.36                          .0500
           10.5000                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      4943320                              .2500
       67,154.87                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      4943321                              .2500
       86,177.60                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      4943322                              .2500
      126,280.11                          .0500
            9.7500                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      4943323                              .2500
       50,564.60                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000
1



      4943324                              .2500
       59,212.39                          .0500
            9.6250                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      4943325                              .2500
       58,164.27                          .0500
           10.6250                         .0000
           10.3750                         .1600
           10.1650                         .0000
           10.1650                         .0000

      4943326                              .2500
       55,927.30                          .0500
           10.6250                         .0000
           10.3750                         .1600
           10.1650                         .0000
           10.1650                         .0000

      4943327                              .2500
       57,413.31                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      4943328                              .2500
       21,836.51                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      4943329                              .2500
       50,427.80                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      4943330                              .2500
       37,398.69                          .0500
           11.0000                         .0000
           10.7500                         .1600
           10.5400                         .0000
           10.5400                         .0000

      4943331                              .2500
       50,799.03                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000
1



      4943332                              .2500
       92,350.83                          .0500
            9.7500                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      4943333                              .2500
      223,238.57                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      4943334                              .2500
       69,460.63                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      4943335                              .2500
       79,594.69                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      4943336                              .2500
       45,337.70                          .0500
            8.3750                         .0000
            8.1250                         .1600
            7.9150                         .0000
            7.9150                         .0000

      4943337                              .2500
       59,501.00                          .0500
            9.3750                         .0000
            9.1250                         .1600
            8.9150                         .0000
            8.9150                         .0000

      4943647                              .5000
       88,481.32                          .0500
           10.9000                         .0000
           10.4000                         .1600
           10.1900                         .0000
           10.1900                         .0000

      4943650                              .5000
      150,037.36                          .0500
           11.6000                         .0000
           11.1000                         .1600
           10.8900                         .0000
           10.8900                         .0000
1



      4943651                              .5000
       98,066.73                          .0500
            9.7500                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      4943652                              .5000
       89,249.33                          .0500
           11.8000                         .0000
           11.3000                         .1600
           11.0900                         .0000
           11.0900                         .0000

      4943653                              .5000
       71,818.55                          .0500
           11.8500                         .0000
           11.3500                         .1600
           11.1400                         .0000
           11.1400                         .0000

      4943654                              .5000
      176,070.98                          .0500
           11.9000                         .0000
           11.4000                         .1600
           11.1900                         .0000
           11.1900                         .0000

      4943656                              .5000
      140,145.04                          .0500
           11.6500                         .0000
           11.1500                         .1600
           10.9400                         .0000
           10.9400                         .0000

      4943657                              .5000
      164,502.75                          .0500
           11.5000                         .0000
           11.0000                         .1600
           10.7900                         .0000
           10.7900                         .0000

      4943661                              .5000
       89,950.90                          .0500
           11.3000                         .0000
           10.8000                         .1600
           10.5900                         .0000
           10.5900                         .0000

      4943662                              .5000
       71,788.13                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000
1



      4943664                              .5000
       90,781.17                          .0500
           11.3000                         .0000
           10.8000                         .1600
           10.5900                         .0000
           10.5900                         .0000

      4943665                              .5000
       53,327.37                          .0500
           10.5750                         .0000
           10.0750                         .1600
            9.8650                         .0000
            9.8650                         .0000

      4943666                              .5000
      148,131.73                          .0500
           12.6000                         .0000
           12.1000                         .1600
           11.8900                         .0000
           11.8900                         .0000

      4943667                              .5000
       59,882.52                          .0500
           10.6500                         .0000
           10.1500                         .1600
            9.9400                         .0000
            9.9400                         .0000

      4943674                              .5000
      133,222.58                          .0500
           11.5000                         .0000
           11.0000                         .1600
           10.7900                         .0000
           10.7900                         .0000

      4943677                              .5000
       68,403.78                          .0500
           11.9500                         .0000
           11.4500                         .1600
           11.2400                         .0000
           11.2400                         .0000

      4943679                              .5000
       77,616.91                          .0500
           11.4000                         .0000
           10.9000                         .1600
           10.6900                         .0000
           10.6900                         .0000

      4943682                              .5000
      178,611.42                          .0500
           11.4000                         .0000
           10.9000                         .1600
           10.6900                         .0000
           10.6900                         .0000
1



      4943685                              .5000
       99,617.70                          .0500
           10.5500                         .0000
           10.0500                         .1600
            9.8400                         .0000
            9.8400                         .0000

      4943687                              .5000
      194,608.57                          .0500
           11.4000                         .0000
           10.9000                         .1600
           10.6900                         .0000
           10.6900                         .0000

      4943688                              .5000
       85,312.97                          .0500
           11.4000                         .0000
           10.9000                         .1600
           10.6900                         .0000
           10.6900                         .0000

      4943689                              .5000
      198,629.90                          .0500
           11.7500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      4943692                              .5000
      105,996.20                          .0500
           11.9000                         .0000
           11.4000                         .1600
           11.1900                         .0000
           11.1900                         .0000

      4943693                              .5000
      121,216.28                          .0500
           10.7000                         .0000
           10.2000                         .1600
            9.9900                         .0000
            9.9900                         .0000

      4943696                              .5000
       72,875.81                          .0500
           11.4000                         .0000
           10.9000                         .1600
           10.6900                         .0000
           10.6900                         .0000

      4944025                              .5000
       41,285.67                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000
1



      4944950                              .5000
       73,366.99                          .0500
           11.8750                         .0000
           11.3750                         .1600
           11.1650                         .0000
           11.1650                         .0000

      4945411                              .5000
       49,953.55                          .0500
           13.4900                         .0000
           12.9900                         .1600
           12.7800                         .0000
           12.7800                         .0000

      4945551                              .2500
      127,164.65                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      4945552                              .2500
       37,490.25                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      4945553                              .2500
      113,889.10                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      4946862                              .2500
       58,619.66                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      4947285                              .5000
       53,269.64                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      4948485                              .2500
      378,943.58                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000
1



      4948486                              .2500
      545,733.03                          .0500
            7.1250                         .0000
            6.8750                         .1600
            6.6650                         .0000
            6.6650                         .0000

      4948487                              .2500
      323,846.02                          .0500
            8.3750                         .0000
            8.1250                         .1600
            7.9150                         .0000
            7.9150                         .0000

      4948488                              .2500
      442,137.62                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4948489                              .2500
      167,508.95                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      4948490                              .2500
      418,709.81                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4948491                              .2500
      488,494.79                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4948492                              .2500
      363,511.86                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      4948493                              .2500
      611,499.25                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000
1



      4948494                              .2500
      201,363.93                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      4948495                              .2500
      577,847.53                          .0500
            7.1250                         .0000
            6.8750                         .1600
            6.6650                         .0000
            6.6650                         .0000

      4948496                              .2500
      498,501.71                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      4948497                              .2500
      358,823.47                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      4948498                              .2500
      490,488.66                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4948499                              .2500
      318,564.38                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      4948500                              .2500
      299,055.36                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      4948502                              .2500
      446,518.18                          .0500
            7.0000                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000
1



      4948503                              .2500
      280,786.73                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      4948504                              .2500
      430,672.95                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4948505                              .2500
      747,807.88                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      4948506                              .2500
      548,808.94                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4948508                              .2500
      320,636.34                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      4948509                              .2500
      477,528.55                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4948510                              .2500
      533,436.29                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      4948511                              .2500
      463,571.59                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000
1



      4948512                              .2500
      486,385.90                          .0500
            7.0000                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000

      4948513                              .2500
      542,369.88                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      4948515                              .2500
      647,868.69                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      4948516                              .2500
      296,651.92                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      4948517                              .2500
      548,824.72                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      4948518                              .2500
      797,288.42                          .0500
            6.8750                         .0000
            6.6250                         .1600
            6.4150                         .0000
            6.4150                         .0000

      4948519                              .2500
      475,534.73                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4948520                              .2500
      523,346.88                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000
1



      4948521                              .2500
      323,029.15                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      4948522                              .2500
      493,623.92                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      4948523                              .2500
      299,123.16                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      4948525                              .2500
      449,254.03                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      4949362                              .5000
       56,622.32                          .0500
           11.2500                         .0000
           10.7500                         .1600
           10.5400                         .0000
           10.5400                         .0000

      4950252                              .2500
      231,575.37                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      4954876                              .5000
      101,650.31                          .0500
            9.5500                         .0000
            9.0500                         .1600
            8.8400                         .0000
            8.8400                         .0000

      4955563                              .2500
       89,721.01                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000
1



      4955629                              .2500
       59,730.80                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      4958473                              .2500
      298,179.34                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      4958478                              .2500
      512,966.82                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      4958497                              .2500
      523,714.22                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      4958498                              .2500
      423,757.79                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      4958517                              .2500
      702,406.46                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      4958518                              .2500
      565,124.59                          .0500
            7.0000                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000

      4958810                              .2500
      243,517.93                          .0500
            8.1250                         .0000
            7.8750                         .1600
            7.6650                         .0000
            7.6650                         .0000
1



      4961472                              .2500
      213,156.10                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      4962653                              .5000
      307,384.13                          .0500
            7.1250                         .0000
            6.6250                         .1600
            6.4150                         .0000
            6.4150                         .0000

      4966584                              .5000
      103,770.93                          .0500
           10.4900                         .0000
            9.9900                         .1600
            9.7800                         .0000
            9.7800                         .0000

      4966586                              .5000
       58,543.28                          .0500
           11.8500                         .0000
           11.3500                         .1600
           11.1400                         .0000
           11.1400                         .0000

      4968413                              .5000
       66,387.00                          .0500
           10.2500                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000

      4968553                              .2500
       73,443.15                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      4969376                              .2500
      463,358.06                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      4969914                              .5000
       49,995.75                          .0500
           12.8000                         .0000
           12.3000                         .1600
           12.0900                         .0000
           12.0900                         .0000
1



      4970000                              .5000
       12,036.89                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      4970004                              .5000
      266,843.57                          .0500
           14.2500                         .0000
           13.7500                         .1600
           13.5400                         .0000
           13.5400                         .0000

      4970566                              .2500
      539,418.78                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      4971565                              .5000
      498,402.06                          .0500
            7.5000                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      4971601                              .5000
      204,430.67                          .0500
            7.8800                         .0000
            7.3800                         .1600
            7.1700                         .0000
            7.1700                         .0000

      4971751                              .5000
       47,560.96                          .0500
           12.2500                         .0000
           11.7500                         .1600
           11.5400                         .0000
           11.5400                         .0000

      4971784                              .5000
      169,504.54                          .0500
           11.0000                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000

      4971796                              .5000
       81,795.47                          .0500
           10.3500                         .0000
            9.8500                         .1600
            9.6400                         .0000
            9.6400                         .0000
1



      4971832                              .5000
       95,423.25                          .0500
           11.5800                         .0000
           11.0800                         .1600
           10.8700                         .0000
           10.8700                         .0000

      4971872                              .2500
      319,141.54                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4972094                              .2500
      398,995.04                          .0500
            8.3750                         .0000
            8.1250                         .1600
            7.9150                         .0000
            7.9150                         .0000

      4975488                              .2500
      118,929.53                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      4977492                              .5000
       85,321.90                          .0500
           10.1800                         .0000
            9.6800                         .1600
            9.4700                         .0000
            9.4700                         .0000

      4977495                              .5000
       27,127.88                          .0500
           10.8500                         .0000
           10.3500                         .1600
           10.1400                         .0000
           10.1400                         .0000

      4977496                              .5000
       43,884.60                          .0500
           10.9000                         .0000
           10.4000                         .1600
           10.1900                         .0000
           10.1900                         .0000

      4979609                              .5000
       31,106.28                          .0500
           12.0000                         .0000
           11.5000                         .1600
           11.2900                         .0000
           11.2900                         .0000
1



      4981465                              .2500
      291,163.37                          .0500
            6.7500                         .0000
            6.5000                         .1600
            6.2900                         .0000
            6.2900                         .0000

      4982494                              .7500
       62,934.50                          .0500
           12.5000                         .0000
           11.7500                         .1600
           11.5400                         .0000
           11.5400                         .0000

      4982769                              .5000
      397,346.93                          .0500
            8.1250                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      4982773                              .3750
      647,902.19                          .0500
            7.1250                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000

      4982804                              .7500
      616,895.90                          .0500
            7.5000                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000

      4982812                              .3750
      363,821.99                          .0500
            7.1250                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000

      4982818                              .2500
      498,346.19                          .0500
            7.0000                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000

      4982862                              .5000
      319,017.01                          .0500
            7.3750                         .0000
            6.8750                         .1600
            6.6650                         .0000
            6.6650                         .0000
1



      4982866                              .5000
      528,411.79                          .0500
            7.5000                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      4982869                              .2500
      333,864.54                          .0500
            6.8750                         .0000
            6.6250                         .1600
            6.4150                         .0000
            6.4150                         .0000

      4982879                              .5000
      646,452.55                          .0500
            7.3750                         .0000
            6.8750                         .1600
            6.6650                         .0000
            6.6650                         .0000

      4982884                              .5000
      462,609.59                          .0500
            7.5000                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      4982893                              .5000
      453,670.06                          .0500
            7.6250                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4982912                              .5000
      408,801.64                          .0500
            7.6250                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4984495                              .2500
      244,214.29                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      4984643                              .2500
      193,026.09                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000
1



      4984781                              .2500
       53,096.84                          .0500
            9.6250                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      4992320                              .2500
      108,605.89                          .0500
            8.6250                         .0000
            8.3750                         .1600
            8.1650                         .0000
            8.1650                         .0000

      4992372                              .2500
      330,767.53                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      4992580                              .2500
      175,506.60                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      4993167                              .5000
       75,883.96                          .0500
            9.3750                         .0000
            8.8750                         .1600
            8.6650                         .0000
            8.6650                         .0000

      4996271                              .2500
      548,310.50                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      4996272                              .5000
       61,558.93                          .0500
            9.6250                         .0000
            9.1250                         .1600
            8.9150                         .0000
            8.9150                         .0000

      4998498                              .2500
      379,148.64                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000
1



      5001078                              .2500
      112,592.00                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5001079                              .2500
      133,690.22                          .0500
            9.6250                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      5001080                              .2500
      113,446.04                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5001081                              .2500
       85,327.08                          .0500
           11.0000                         .0000
           10.7500                         .1600
           10.5400                         .0000
           10.5400                         .0000

      5001082                              .2500
      161,229.48                          .0500
           10.3750                         .0000
           10.1250                         .1600
            9.9150                         .0000
            9.9150                         .0000

      5001083                              .2500
      130,716.38                          .0500
            8.6250                         .0000
            8.3750                         .1600
            8.1650                         .0000
            8.1650                         .0000

      5001084                              .2500
      147,904.91                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5001085                              .2500
       68,289.84                          .0500
           10.5000                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000
1



      5001087                              .2500
      130,278.89                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      5001178                              .5000
       87,259.45                          .0500
           11.9400                         .0000
           11.4400                         .1600
           11.2300                         .0000
           11.2300                         .0000

      5001179                              .5000
       17,094.12                          .0500
           15.9900                         .0000
           15.4900                         .1600
           15.2800                         .0000
           15.2800                         .0000

      5001222                              .2500
      223,546.09                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5001273                              .2500
      191,630.18                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5001283                              .2500
      274,445.96                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5001399                              .2500
      175,643.34                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5001406                              .2500
       79,055.04                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000
1



      5001412                              .2500
       54,312.48                          .0500
            9.1250                         .0000
            8.8750                         .1600
            8.6650                         .0000
            8.6650                         .0000

      5003340                              .2500
      168,748.63                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5004378                              .5000
       35,551.51                          .0500
           11.8750                         .0000
           11.3750                         .1600
           11.1650                         .0000
           11.1650                         .0000

      5004379                              .5000
       34,735.19                          .0500
           10.5000                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000

      5004380                              .5000
      123,541.69                          .0500
           11.3500                         .0000
           10.8500                         .1600
           10.6400                         .0000
           10.6400                         .0000

      5004381                              .5000
      162,641.67                          .0500
            7.4100                         .0000
            6.9100                         .1600
            6.7000                         .0000
            6.7000                         .0000

      5004382                              .5000
      118,546.61                          .0500
           10.2500                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000

      5004383                              .5000
      131,650.41                          .0500
           10.1000                         .0000
            9.6000                         .1600
            9.3900                         .0000
            9.3900                         .0000
1



      5004645                              .2500
       51,195.15                          .0500
            9.3750                         .0000
            9.1250                         .1600
            8.9150                         .0000
            8.9150                         .0000

      5005160                              .2500
      438,387.29                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5005414                              .2500
      322,222.85                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5005658                              .2500
      301,320.35                          .0500
            7.0000                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000

      5005871                              .2500
      358,394.27                          .0500
            6.6250                         .0000
            6.3750                         .1600
            6.1650                         .0000
            6.1650                         .0000

      5007665                              .2500
      144,991.20                          .0500
            6.8750                         .0000
            6.6250                         .1600
            6.4150                         .0000
            6.4150                         .0000

      5007843                              .2500
      589,925.26                          .0500
            6.8750                         .0000
            6.6250                         .1600
            6.4150                         .0000
            6.4150                         .0000

      5008095                              .2500
      350,610.35                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000
1



      5008163                              .2500
      342,542.30                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5008240                              .2500
      498,026.06                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5009372                              .5000
       56,749.13                          .0500
           12.6250                         .0000
           12.1250                         .1600
           11.9150                         .0000
           11.9150                         .0000

      5009378                              .5000
       32,509.02                          .0500
           11.2500                         .0000
           10.7500                         .1600
           10.5400                         .0000
           10.5400                         .0000

      5009729                              .5000
       80,400.91                          .0500
            9.1800                         .0000
            8.6800                         .1600
            8.4700                         .0000
            8.4700                         .0000

      5009731                              .5000
       28,713.77                          .0500
           13.5000                         .0000
           13.0000                         .1600
           12.7900                         .0000
           12.7900                         .0000

      5009732                              .5000
       86,394.88                          .0500
            9.5100                         .0000
            9.0100                         .1600
            8.8000                         .0000
            8.8000                         .0000

      5009733                              .5000
       61,005.22                          .0500
            9.9900                         .0000
            9.4900                         .1600
            9.2800                         .0000
            9.2800                         .0000
1



      5009735                              .5000
       85,466.53                          .0500
           11.7000                         .0000
           11.2000                         .1600
           10.9900                         .0000
           10.9900                         .0000

      5009738                              .5000
       85,423.16                          .0500
           10.4000                         .0000
            9.9000                         .1600
            9.6900                         .0000
            9.6900                         .0000

      5009741                              .5000
       81,666.96                          .0500
            9.7700                         .0000
            9.2700                         .1600
            9.0600                         .0000
            9.0600                         .0000

      5009742                              .5000
       45,795.98                          .0500
           10.8400                         .0000
           10.3400                         .1600
           10.1300                         .0000
           10.1300                         .0000

      5012661                              .5000
       49,548.37                          .0500
            9.2500                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5013239                              .2500
      380,661.45                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5013334                              .2500
      557,677.91                          .0500
            7.0000                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000

      5014091                              .2500
      319,242.20                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000
1



      5014092                              .2500
      378,843.87                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5014093                              .2500
      655,994.64                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5014094                              .2500
      463,958.21                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5014095                              .2500
      638,566.13                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5014096                              .2500
      218,998.17                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5014097                              .2500
      314,201.52                          .0500
            6.8750                         .0000
            6.6250                         .1600
            6.4150                         .0000
            6.4150                         .0000

      5014098                              .2500
      517,606.65                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5014099                              .2500
      353,870.70                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000
1



      5014101                              .2500
      380,853.65                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5014102                              .2500
      285,831.55                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5014103                              .2500
      439,194.67                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5014104                              .2500
      474,643.08                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5014105                              .2500
      400,209.00                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5014106                              .2500
      371,133.77                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5014109                              .2500
      441,982.48                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5014110                              .2500
      466,665.91                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000
1



      5014111                              .2500
      308,561.25                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5014113                              .2500
      459,718.42                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5014114                              .2500
      629,222.34                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5014115                              .2500
      292,054.38                          .0500
            7.1250                         .0000
            6.8750                         .1600
            6.6650                         .0000
            6.6650                         .0000

      5014116                              .2500
      481,516.31                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5014117                              .2500
      438,776.78                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5014118                              .2500
      279,160.97                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5014119                              .2500
      314,079.32                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000
1



      5014120                              .2500
      251,476.32                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5014121                              .2500
      201,710.72                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5014122                              .2500
       89,544.79                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5014123                              .2500
      997,220.02                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5016108                              .2500
       95,115.20                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5016604                              .5000
       29,494.10                          .0500
           11.8200                         .0000
           11.3200                         .1600
           11.1100                         .0000
           11.1100                         .0000

      5016605                              .5000
       23,920.09                          .0500
           12.5000                         .0000
           12.0000                         .1600
           11.7900                         .0000
           11.7900                         .0000

      5016615                              .5000
       73,650.96                          .0500
           12.1000                         .0000
           11.6000                         .1600
           11.3900                         .0000
           11.3900                         .0000
1



      5018583                              .5000
       42,345.21                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      5018584                              .5000
       93,983.67                          .0500
            9.3750                         .0000
            8.8750                         .1600
            8.6650                         .0000
            8.6650                         .0000

      5018585                              .5000
       74,579.12                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      5018586                              .5000
       67,360.71                          .0500
           12.0000                         .0000
           11.5000                         .1600
           11.2900                         .0000
           11.2900                         .0000

      5019245                              .5000
       42,405.05                          .0500
           12.8000                         .0000
           12.3000                         .1600
           12.0900                         .0000
           12.0900                         .0000

      5025017                              .2500
    1,186,636.02                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5025018                              .2500
    1,388,471.74                          .0500
            6.7500                         .0000
            6.5000                         .1600
            6.2900                         .0000
            6.2900                         .0000

      5025019                              .2500
    1,323,833.74                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000
1



      5025020                              .2500
    1,432,235.92                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5025021                              .2500
    1,168,806.71                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5025022                              .2500
    1,144,644.59                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5025023                              .2500
    1,297,087.50                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5025024                              .2500
    1,495,829.98                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5025273                              .2500
      357,067.56                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5029203                              .2500
      334,768.49                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5029236                              .2500
       29,634.35                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000
1



      5029237                              .2500
      113,658.37                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5029238                              .2500
       37,714.27                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      5029608                              .2500
      359,251.86                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5029611                              .2500
      255,519.33                          .0500
            8.3750                         .0000
            8.1250                         .1600
            7.9150                         .0000
            7.9150                         .0000

      5029713                              .2500
      633,887.56                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5031083                              .2500
       80,124.21                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      5033890                              .2500
      251,462.97                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5036965                              .2500
      590,634.38                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000
1



      5036972                              .2500
      418,677.52                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5037131                              .2500
      437,141.89                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5037151                              .2500
      298,247.37                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5037718                              .2500
      206,507.14                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5039522                              .5000
       67,412.12                          .0500
           10.1300                         .0000
            9.6300                         .1600
            9.4200                         .0000
            9.4200                         .0000

      5039552                              .2500
      290,725.01                          .0500
            7.0000                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000

      5040403                              .2500
       72,662.46                          .0500
            9.7500                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      5041729                              .5000
       61,111.31                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000
1



      5042497                              .5000
       59,821.72                          .0500
            9.4000                         .0000
            8.9000                         .1600
            8.6900                         .0000
            8.6900                         .0000

      5047004                              .5000
       78,856.59                          .0500
            9.6000                         .0000
            9.1000                         .1600
            8.8900                         .0000
            8.8900                         .0000

      5047831                              .2500
      394,783.57                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5050405                              .2500
      317,808.74                          .0500
            6.3750                         .0000
            6.1250                         .1600
            5.9150                         .0000
            5.9150                         .0000

      5053921                              .2500
      133,721.54                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5053963                              .2500
      199,551.92                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5055173                              .5000
       55,149.68                          .0500
           11.0000                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000

      5055185                              .2500
      354,349.53                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000
1



      5055218                              .2500
      647,381.73                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5055286                              .2500
      416,409.57                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5055600                              .2500
      484,539.46                          .0500
            6.2500                         .0000
            6.0000                         .1600
            5.7900                         .0000
            5.7900                         .0000

      5069772                              .3750
      112,834.37                          .0500
           15.3750                         .0000
           15.0000                         .1600
           14.7900                         .0000
           14.7900                         .0000

      5069773                              .6250
       74,791.21                          .0500
            9.8750                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5069774                              .2500
       55,840.10                          .0500
           11.5000                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      5069775                             3.1250
       19,355.03                          .0500
           11.5000                         .0000
            8.3750                         .1600
            8.1650                         .0000
            8.1650                         .0000

      5069776                             1.2500
       42,447.40                          .0500
           12.3750                         .0000
           11.1250                         .1600
           10.9150                         .0000
           10.9150                         .0000
1



      5069778                             1.7500
       28,905.24                          .0500
           10.5750                         .0000
            8.8250                         .1600
            8.6150                         .0000
            8.6150                         .0000

      5069779                              .2500
      189,632.02                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5069800                              .2500
      108,112.12                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5069801                              .2500
      411,232.69                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5069802                              .2500
      303,196.46                          .0500
            8.1250                         .0000
            7.8750                         .1600
            7.6650                         .0000
            7.6650                         .0000

      5069833                              .2500
      388,843.78                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5073363                              .5000
       26,610.96                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      5073381                              .5000
       53,864.80                          .0500
           11.7500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000
1



      5073646                              .2500
      508,392.75                          .0500
            8.3750                         .0000
            8.1250                         .1600
            7.9150                         .0000
            7.9150                         .0000

      5075616                              .5000
      446,438.04                          .0500
            7.8750                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5075620                              .5000
      452,239.27                          .0500
            7.8750                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5075627                              .2500
      457,719.79                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5075672                              .5000
      490,977.52                          .0500
            7.8750                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5075679                              .2500
      419,011.13                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5075863                              .5000
      633,697.38                          .0500
            7.3750                         .0000
            6.8750                         .1600
            6.6650                         .0000
            6.6650                         .0000

      5075903                              .5000
      454,978.38                          .0500
            7.5000                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000
1



      5075921                              .5000
      438,989.41                          .0500
            7.3750                         .0000
            6.8750                         .1600
            6.6650                         .0000
            6.6650                         .0000

      5075928                              .5000
      408,948.98                          .0500
            7.7500                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5075947                              .5000
      482,994.15                          .0500
            7.8750                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5075964                              .5000
      399,147.56                          .0500
            7.7500                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5077360                              .2500
      315,870.79                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5077418                              .2500
      259,473.13                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5078166                              .5000
       96,790.81                          .0500
           10.5000                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000

      5078167                              .5000
      116,458.14                          .0500
           10.5000                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000
1



      5078169                              .5000
       66,275.96                          .0500
           10.8690                         .0000
           10.3690                         .1600
           10.1590                         .0000
           10.1590                         .0000

      5078465                              .2500
      159,762.02                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5078569                              .2500
      133,306.58                          .0500
            9.6250                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      5078718                              .2500
      491,729.52                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5078826                              .2500
      190,116.79                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5079028                              .2500
      359,635.45                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      5079187                              .2500
      134,752.92                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5079363                              .2500
       71,898.41                          .0500
            9.7500                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000
1



      5079613                              .2500
      207,638.36                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5079854                              .2500
      321,710.16                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5080349                              .2500
      205,943.24                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5080522                              .2500
      349,119.57                          .0500
            9.8750                         .0000
            9.6250                         .1600
            9.4150                         .0000
            9.4150                         .0000

      5080663                              .2500
      628,205.88                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5081520                              .2500
      149,319.08                          .0500
            8.3750                         .0000
            8.1250                         .1600
            7.9150                         .0000
            7.9150                         .0000

      5081842                              .2500
      272,499.33                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5083994                              .5000
      161,703.16                          .0500
            8.8750                         .0000
            8.3750                         .1600
            8.1650                         .0000
            8.1650                         .0000
1



      5084076                              .5000
       69,646.25                          .0500
            9.5000                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      5084097                              .5000
       41,944.99                          .0500
           13.2500                         .0000
           12.7500                         .1600
           12.5400                         .0000
           12.5400                         .0000

      5084112                              .5000
       65,836.42                          .0500
            6.9900                         .0000
            6.4900                         .1600
            6.2800                         .0000
            6.2800                         .0000

      5084144                              .5000
       83,109.67                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      5084162                              .5000
      203,813.09                          .0500
           11.7500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      5084163                              .5000
      440,308.83                          .0500
            9.2500                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5084189                              .5000
       49,461.58                          .0500
           12.5000                         .0000
           12.0000                         .1600
           11.7900                         .0000
           11.7900                         .0000

      5084227                              .5000
      134,911.51                          .0500
           13.2500                         .0000
           12.7500                         .1600
           12.5400                         .0000
           12.5400                         .0000
1



      5084268                              .5000
      116,825.98                          .0500
            9.5000                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      5084277                              .5000
      179,687.02                          .0500
            8.7500                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5084278                              .5000
       83,497.87                          .0500
            9.9900                         .0000
            9.4900                         .1600
            9.2800                         .0000
            9.2800                         .0000

      5084296                              .5000
      222,302.71                          .0500
            8.6250                         .0000
            8.1250                         .1600
            7.9150                         .0000
            7.9150                         .0000

      5084301                              .5000
       67,626.00                          .0500
            8.5000                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5084320                              .5000
      202,934.31                          .0500
            8.9900                         .0000
            8.4900                         .1600
            8.2800                         .0000
            8.2800                         .0000

      5084339                              .5000
      283,778.54                          .0500
            7.6250                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5084354                              .5000
       37,578.68                          .0500
           12.3750                         .0000
           11.8750                         .1600
           11.6650                         .0000
           11.6650                         .0000
1



      5084381                              .5000
       56,156.93                          .0500
            8.9900                         .0000
            8.4900                         .1600
            8.2800                         .0000
            8.2800                         .0000

      5084382                              .5000
       54,659.41                          .0500
            8.9900                         .0000
            8.4900                         .1600
            8.2800                         .0000
            8.2800                         .0000

      5084400                              .5000
       68,690.64                          .0500
           10.6250                         .0000
           10.1250                         .1600
            9.9150                         .0000
            9.9150                         .0000

      5084412                              .5000
      141,365.72                          .0500
            8.9900                         .0000
            8.4900                         .1600
            8.2800                         .0000
            8.2800                         .0000

      5084581                              .5000
      167,484.04                          .0500
           11.3750                         .0000
           10.8750                         .1600
           10.6650                         .0000
           10.6650                         .0000

      5084582                              .5000
       47,808.30                          .0500
           10.5000                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000

      5084583                              .5000
       75,933.46                          .0500
           11.7500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      5084584                              .5000
       64,203.28                          .0500
           11.4000                         .0000
           10.9000                         .1600
           10.6900                         .0000
           10.6900                         .0000
1



      5084585                              .5000
      153,534.35                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      5084586                              .5000
      116,953.72                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      5084587                              .5000
       43,712.75                          .0500
           12.7900                         .0000
           12.2900                         .1600
           12.0800                         .0000
           12.0800                         .0000

      5084588                              .5000
       63,262.74                          .0500
           10.1900                         .0000
            9.6900                         .1600
            9.4800                         .0000
            9.4800                         .0000

      5084589                              .5000
       52,666.73                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      5084590                              .5000
      145,791.04                          .0500
            9.9900                         .0000
            9.4900                         .1600
            9.2800                         .0000
            9.2800                         .0000

      5084591                              .5000
       62,389.23                          .0500
           10.8900                         .0000
           10.3900                         .1600
           10.1800                         .0000
           10.1800                         .0000

      5084592                              .5000
      130,040.53                          .0500
           10.9000                         .0000
           10.4000                         .1600
           10.1900                         .0000
           10.1900                         .0000
1



      5084593                              .5000
       54,837.98                          .0500
           12.9900                         .0000
           12.4900                         .1600
           12.2800                         .0000
           12.2800                         .0000

      5084594                              .5000
      398,404.76                          .0500
            9.7500                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5084595                              .5000
       76,303.71                          .0500
           11.0000                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000

      5084596                              .5000
      432,120.66                          .0500
            9.9900                         .0000
            9.4900                         .1600
            9.2800                         .0000
            9.2800                         .0000

      5084597                              .5000
       86,781.48                          .0500
           11.7900                         .0000
           11.2900                         .1600
           11.0800                         .0000
           11.0800                         .0000

      5084598                              .5000
      128,891.16                          .0500
           11.2900                         .0000
           10.7900                         .1600
           10.5800                         .0000
           10.5800                         .0000

      5084599                              .5000
       29,676.57                          .0500
           13.4500                         .0000
           12.9500                         .1600
           12.7400                         .0000
           12.7400                         .0000

      5084600                              .5000
       32,336.19                          .0500
           11.4900                         .0000
           10.9900                         .1600
           10.7800                         .0000
           10.7800                         .0000
1



      5084601                              .5000
       91,619.29                          .0500
           11.4900                         .0000
           10.9900                         .1600
           10.7800                         .0000
           10.7800                         .0000

      5084602                              .5000
       44,767.76                          .0500
           12.4900                         .0000
           11.9900                         .1600
           11.7800                         .0000
           11.7800                         .0000

      5084603                              .5000
       54,695.40                          .0500
           13.0500                         .0000
           12.5500                         .1600
           12.3400                         .0000
           12.3400                         .0000

      5084605                              .5000
       96,744.97                          .0500
           12.9900                         .0000
           12.4900                         .1600
           12.2800                         .0000
           12.2800                         .0000

      5084606                              .5000
       59,168.09                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      5084607                              .5000
      134,945.53                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      5084608                              .5000
       72,519.66                          .0500
           11.3000                         .0000
           10.8000                         .1600
           10.5900                         .0000
           10.5900                         .0000

      5084609                              .5000
       67,782.74                          .0500
           11.7000                         .0000
           11.2000                         .1600
           10.9900                         .0000
           10.9900                         .0000
1



      5084610                              .5000
       89,724.74                          .0500
           12.2500                         .0000
           11.7500                         .1600
           11.5400                         .0000
           11.5400                         .0000

      5084611                              .5000
      111,545.75                          .0500
           10.5900                         .0000
           10.0900                         .1600
            9.8800                         .0000
            9.8800                         .0000

      5084612                              .5000
      144,440.49                          .0500
           12.8500                         .0000
           12.3500                         .1600
           12.1400                         .0000
           12.1400                         .0000

      5084613                              .5000
       74,959.56                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      5084614                              .5000
       45,532.77                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5084615                              .5000
       43,818.90                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      5084616                              .5000
       58,718.85                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5084618                              .5000
       37,128.14                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000
1



      5084619                              .5000
       75,034.21                          .0500
           13.5000                         .0000
           13.0000                         .1600
           12.7900                         .0000
           12.7900                         .0000

      5084620                              .5000
      111,248.70                          .0500
           10.6900                         .0000
           10.1900                         .1600
            9.9800                         .0000
            9.9800                         .0000

      5084811                              .2500
      279,583.10                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5088280                              .5000
      122,241.26                          .0500
           11.5000                         .0000
           11.0000                         .1600
           10.7900                         .0000
           10.7900                         .0000

      5090648                              .5000
       68,988.68                          .0500
           10.5000                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000

      5090649                              .5000
       61,061.04                          .0500
           13.2500                         .0000
           12.7500                         .1600
           12.5400                         .0000
           12.5400                         .0000

      5092908                              .5000
       41,945.12                          .0500
           12.5000                         .0000
           12.0000                         .1600
           11.7900                         .0000
           11.7900                         .0000

      5099422                              .5000
       51,876.50                          .0500
           13.5000                         .0000
           13.0000                         .1600
           12.7900                         .0000
           12.7900                         .0000
1



      5100631                              .2500
      152,648.60                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5101208                              .5000
       38,965.35                          .0500
           11.8900                         .0000
           11.3900                         .1600
           11.1800                         .0000
           11.1800                         .0000

      5101502                              .2500
      364,610.04                          .0500
            9.1250                         .0000
            8.8750                         .1600
            8.6650                         .0000
            8.6650                         .0000

      5106447                              .5000
       63,737.51                          .0500
            7.9900                         .0000
            7.4900                         .1600
            7.2800                         .0000
            7.2800                         .0000

      5107987                              .5000
      418,517.90                          .0500
            9.7500                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5108819                              .2500
      299,329.59                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5110420                              .5000
       55,203.71                          .0500
           12.1000                         .0000
           11.6000                         .1600
           11.3900                         .0000
           11.3900                         .0000

      5110916                              .2500
      247,430.41                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000
1



      5112396                              .5000
       45,846.30                          .0500
           10.6300                         .0000
           10.1300                         .1600
            9.9200                         .0000
            9.9200                         .0000

      5112434                              .5000
       52,585.01                          .0500
           10.3800                         .0000
            9.8800                         .1600
            9.6700                         .0000
            9.6700                         .0000

      5112498                              .5000
       51,899.53                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5113381                              .2500
      182,959.53                          .0500
            8.1250                         .0000
            7.8750                         .1600
            7.6650                         .0000
            7.6650                         .0000

      5115425                              .2500
      124,519.32                          .0500
           10.0000                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000

      5122646                              .5000
       69,884.17                          .0500
            7.9900                         .0000
            7.4900                         .1600
            7.2800                         .0000
            7.2800                         .0000

      5126744                              .2500
      478,892.35                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5126745                              .2500
      344,915.60                          .0500
            7.1250                         .0000
            6.8750                         .1600
            6.6650                         .0000
            6.6650                         .0000
1



      5126747                              .2500
      490,924.90                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5130761                              .2500
      297,079.33                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5132775                              .2500
      191,728.10                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5132849                              .2500
      162,192.17                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5134285                              .2500
      113,660.44                          .0500
            9.3750                         .0000
            9.1250                         .1600
            8.9150                         .0000
            8.9150                         .0000

      5134286                              .2500
       60,108.39                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5134287                              .2500
       60,667.13                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5134288                              .2500
      121,357.76                          .0500
           10.6250                         .0000
           10.3750                         .1600
           10.1650                         .0000
           10.1650                         .0000
1



      5134289                              .2500
       59,966.65                          .0500
            8.3750                         .0000
            8.1250                         .1600
            7.9150                         .0000
            7.9150                         .0000

      5134290                              .2500
       69,637.28                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5134291                              .2500
       65,509.52                          .0500
           10.8750                         .0000
           10.6250                         .1600
           10.4150                         .0000
           10.4150                         .0000

      5134293                              .2500
      107,791.97                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5134294                              .2500
      248,495.45                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5134295                              .2500
      123,780.71                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      5134296                              .2500
       66,321.39                          .0500
            9.6250                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      5134297                              .2500
      114,512.54                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000
1



      5134298                              .2500
      121,740.02                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5134299                              .2500
       93,328.88                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5134300                              .2500
      102,692.79                          .0500
            7.0000                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000

      5134301                              .2500
      156,595.34                          .0500
           10.0000                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000

      5134302                              .2500
       59,211.09                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5134303                              .2500
       58,965.49                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5134304                              .2500
       80,964.92                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5134305                              .2500
      122,118.25                          .0500
            8.1250                         .0000
            7.8750                         .1600
            7.6650                         .0000
            7.6650                         .0000
1



      5134306                              .2500
      132,567.95                          .0500
            8.6250                         .0000
            8.3750                         .1600
            8.1650                         .0000
            8.1650                         .0000

      5134307                              .2500
       81,303.32                          .0500
            7.1250                         .0000
            6.8750                         .1600
            6.6650                         .0000
            6.6650                         .0000

      5134308                              .2500
       90,849.75                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5134309                              .2500
      198,978.95                          .0500
            8.6250                         .0000
            8.3750                         .1600
            8.1650                         .0000
            8.1650                         .0000

      5134310                              .2500
       49,852.52                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5134311                              .2500
      115,247.63                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5134312                              .2500
      148,419.72                          .0500
            6.5000                         .0000
            6.2500                         .1600
            6.0400                         .0000
            6.0400                         .0000

      5134313                              .2500
      137,161.84                          .0500
            8.1250                         .0000
            7.8750                         .1600
            7.6650                         .0000
            7.6650                         .0000
1



      5134314                              .2500
      240,698.75                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5134316                              .2500
       64,526.38                          .0500
           10.7500                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000

      5134318                              .2500
      114,941.90                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5134319                              .2500
      229,023.07                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5134320                              .2500
      339,113.10                          .0500
           10.7500                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000

      5134321                              .2500
      225,506.17                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5134322                              .2500
      107,781.14                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5134323                              .2500
       98,723.07                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000
1



      5134324                              .2500
       71,884.17                          .0500
            9.1250                         .0000
            8.8750                         .1600
            8.6650                         .0000
            8.6650                         .0000

      5134325                              .2500
       56,010.25                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5134326                              .2500
       77,660.68                          .0500
            9.3750                         .0000
            9.1250                         .1600
            8.9150                         .0000
            8.9150                         .0000

      5134327                              .2500
       94,648.69                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5134329                              .2500
       38,327.89                          .0500
            8.3750                         .0000
            8.1250                         .1600
            7.9150                         .0000
            7.9150                         .0000

      5134330                              .2500
       76,735.13                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      5134331                              .2500
       80,862.77                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      5134332                              .2500
       50,266.87                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000
1



      5134333                              .2500
      146,327.81                          .0500
           10.5000                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5134334                              .2500
       82,829.05                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5134453                              .2500
      323,925.01                          .0500
            7.0000                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000

      5136821                              .2500
       82,476.55                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      5138198                              .5000
      110,392.62                          .0500
            8.2500                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5138199                              .5000
      132,013.71                          .0500
            8.6250                         .0000
            8.1250                         .1600
            7.9150                         .0000
            7.9150                         .0000

      5138200                              .5000
       84,993.74                          .0500
            8.2500                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5138201                              .5000
       32,291.84                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000
1



      5138202                              .5000
       68,135.09                          .0500
           10.2900                         .0000
            9.7900                         .1600
            9.5800                         .0000
            9.5800                         .0000

      5138203                              .5000
       65,260.79                          .0500
            9.9900                         .0000
            9.4900                         .1600
            9.2800                         .0000
            9.2800                         .0000

      5138204                              .5000
       36,456.23                          .0500
           11.6900                         .0000
           11.1900                         .1600
           10.9800                         .0000
           10.9800                         .0000

      5138206                              .5000
      148,395.52                          .0500
           11.4900                         .0000
           10.9900                         .1600
           10.7800                         .0000
           10.7800                         .0000

      5138207                              .5000
       82,995.84                          .0500
            9.9900                         .0000
            9.4900                         .1600
            9.2800                         .0000
            9.2800                         .0000

      5138208                              .5000
       87,324.87                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      5138210                              .5000
       77,220.69                          .0500
           12.9500                         .0000
           12.4500                         .1600
           12.2400                         .0000
           12.2400                         .0000

      5138212                              .5000
      116,086.89                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000
1



      5138213                              .5000
      125,301.58                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      5138214                              .5000
      172,797.40                          .0500
           10.8000                         .0000
           10.3000                         .1600
           10.0900                         .0000
           10.0900                         .0000

      5138215                              .5000
      105,590.13                          .0500
           12.3000                         .0000
           11.8000                         .1600
           11.5900                         .0000
           11.5900                         .0000

      5139147                              .2500
      415,044.54                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5146725                              .2500
      313,223.35                          .0500
            7.0000                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000

      5148631                              .2500
      208,355.03                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5150729                              .2500
      334,966.19                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5153823                              .5000
       38,981.88                          .0500
           12.9500                         .0000
           12.4500                         .1600
           12.2400                         .0000
           12.2400                         .0000
1



      5154470                              .2500
      359,680.15                          .0500
           10.0000                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000

      5154471                              .2500
      164,561.27                          .0500
           10.2500                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000

      5158571                              .2500
      361,966.71                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5162585                              .5000
      234,065.51                          .0500
           12.4900                         .0000
           11.9900                         .1600
           11.7800                         .0000
           11.7800                         .0000

      5162586                              .5000
       29,558.34                          .0500
           11.7900                         .0000
           11.2900                         .1600
           11.0800                         .0000
           11.0800                         .0000

      5162587                              .5000
      152,731.34                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      5162588                              .5000
       36,505.38                          .0500
           13.6400                         .0000
           13.1400                         .1600
           12.9300                         .0000
           12.9300                         .0000

      5162589                              .5000
       52,892.39                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000
1



      5162590                              .5000
      128,717.02                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      5162591                              .5000
       53,904.71                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      5162592                              .5000
       42,228.08                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      5162593                              .5000
      140,078.44                          .0500
           10.7900                         .0000
           10.2900                         .1600
           10.0800                         .0000
           10.0800                         .0000

      5162594                              .5000
       87,772.31                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      5162595                              .5000
      114,517.99                          .0500
           10.5000                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000

      5162596                              .5000
      114,517.99                          .0500
           10.5000                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000

      5162597                              .5000
      130,825.89                          .0500
           11.0000                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000
1



      5162598                              .5000
      255,613.23                          .0500
           12.6900                         .0000
           12.1900                         .1600
           11.9800                         .0000
           11.9800                         .0000

      5162599                              .5000
       80,568.02                          .0500
            9.9900                         .0000
            9.4900                         .1600
            9.2800                         .0000
            9.2800                         .0000

      5162600                              .5000
       51,229.16                          .0500
           12.2500                         .0000
           11.7500                         .1600
           11.5400                         .0000
           11.5400                         .0000

      5162601                              .5000
       78,152.99                          .0500
           10.7900                         .0000
           10.2900                         .1600
           10.0800                         .0000
           10.0800                         .0000

      5162602                              .5000
       50,855.12                          .0500
            9.6000                         .0000
            9.1000                         .1600
            8.8900                         .0000
            8.8900                         .0000

      5162603                              .5000
       74,890.30                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      5162604                              .5000
       77,158.75                          .0500
           11.1900                         .0000
           10.6900                         .1600
           10.4800                         .0000
           10.4800                         .0000

      5162605                              .5000
       89,532.18                          .0500
           11.9400                         .0000
           11.4400                         .1600
           11.2300                         .0000
           11.2300                         .0000
1



      5162606                              .5000
       53,413.64                          .0500
            9.0400                         .0000
            8.5400                         .1600
            8.3300                         .0000
            8.3300                         .0000

      5162607                              .5000
      188,623.71                          .0500
            9.5000                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      5162608                              .5000
       72,754.88                          .0500
            9.5000                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      5162609                              .5000
       75,971.92                          .0500
           11.3000                         .0000
           10.8000                         .1600
           10.5900                         .0000
           10.5900                         .0000

      5162610                              .5000
       94,232.40                          .0500
           10.3400                         .0000
            9.8400                         .1600
            9.6300                         .0000
            9.6300                         .0000

      5162611                              .5000
       35,653.62                          .0500
           11.4900                         .0000
           10.9900                         .1600
           10.7800                         .0000
           10.7800                         .0000

      5162612                              .5000
       76,322.04                          .0500
           11.7900                         .0000
           11.2900                         .1600
           11.0800                         .0000
           11.0800                         .0000

      5166305                              .2500
      177,760.34                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000
1



      5166780                              .2500
      243,339.80                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5166901                              .2500
      614,623.51                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5167261                              .5000
       19,438.85                          .0500
           14.2500                         .0000
           13.7500                         .1600
           13.5400                         .0000
           13.5400                         .0000

      5167264                              .5000
       85,605.57                          .0500
           10.2500                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000

      5167268                              .5000
       15,585.99                          .0500
           13.9900                         .0000
           13.4900                         .1600
           13.2800                         .0000
           13.2800                         .0000

      5167291                              .5000
      128,431.24                          .0500
           11.8500                         .0000
           11.3500                         .1600
           11.1400                         .0000
           11.1400                         .0000

      5167304                              .5000
       24,484.66                          .0500
           12.4000                         .0000
           11.9000                         .1600
           11.6900                         .0000
           11.6900                         .0000

      5167322                              .5000
      398,847.16                          .0500
            7.5000                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000
1



      5167330                              .5000
       69,113.32                          .0500
           11.2400                         .0000
           10.7400                         .1600
           10.5300                         .0000
           10.5300                         .0000

      5167354                              .5000
       83,133.28                          .0500
            9.3000                         .0000
            8.8000                         .1600
            8.5900                         .0000
            8.5900                         .0000

      5167363                              .5000
       82,404.31                          .0500
            9.0000                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5167372                              .5000
       92,521.63                          .0500
            9.9500                         .0000
            9.4500                         .1600
            9.2400                         .0000
            9.2400                         .0000

      5167396                              .5000
       37,885.86                          .0500
           11.0000                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000

      5167417                              .5000
       33,811.69                          .0500
           12.6000                         .0000
           12.1000                         .1600
           11.8900                         .0000
           11.8900                         .0000

      5167422                              .5000
       22,147.21                          .0500
           10.0000                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      5168606                              .5000
      119,451.91                          .0500
            8.0000                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000
1



      5171108                              .5000
       54,886.21                          .0500
           15.9500                         .0000
           15.4500                         .1600
           15.2400                         .0000
           15.2400                         .0000

      5171109                              .5000
      114,366.82                          .0500
            7.9900                         .0000
            7.4900                         .1600
            7.2800                         .0000
            7.2800                         .0000

      5171110                              .5000
       38,402.97                          .0500
            7.6000                         .0000
            7.1000                         .1600
            6.8900                         .0000
            6.8900                         .0000

      5171111                              .5000
      157,500.36                          .0500
            7.2500                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000

      5171112                              .5000
      123,577.53                          .0500
            7.9900                         .0000
            7.4900                         .1600
            7.2800                         .0000
            7.2800                         .0000

      5171113                              .5000
       84,424.55                          .0500
           10.2200                         .0000
            9.7200                         .1600
            9.5100                         .0000
            9.5100                         .0000

      5171115                              .5000
       84,446.04                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      5171116                              .5000
       52,197.43                          .0500
           12.6500                         .0000
           12.1500                         .1600
           11.9400                         .0000
           11.9400                         .0000
1



      5171118                              .5000
       32,952.40                          .0500
           11.0000                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000

      5171120                              .5000
      139,336.73                          .0500
           11.0000                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000

      5171124                              .5000
       75,929.36                          .0500
           11.5000                         .0000
           11.0000                         .1600
           10.7900                         .0000
           10.7900                         .0000

      5171125                              .5000
      191,479.56                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      5171126                              .5000
      149,613.43                          .0500
            8.2500                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5171127                              .5000
       64,843.50                          .0500
           12.4900                         .0000
           11.9900                         .1600
           11.7800                         .0000
           11.7800                         .0000

      5171128                              .5000
       47,425.14                          .0500
           12.5000                         .0000
           12.0000                         .1600
           11.7900                         .0000
           11.7900                         .0000

      5171129                              .5000
      139,294.44                          .0500
            8.8500                         .0000
            8.3500                         .1600
            8.1400                         .0000
            8.1400                         .0000
1



      5171130                              .5000
      107,838.63                          .0500
           12.7400                         .0000
           12.2400                         .1600
           12.0300                         .0000
           12.0300                         .0000

      5171131                              .5000
      195,054.64                          .0500
            9.9400                         .0000
            9.4400                         .1600
            9.2300                         .0000
            9.2300                         .0000

      5171132                              .5000
       78,919.91                          .0500
            9.7500                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5171134                              .5000
      116,473.38                          .0500
            6.5000                         .0000
            6.0000                         .1600
            5.7900                         .0000
            5.7900                         .0000

      5172885                              .5000
       80,299.56                          .0500
           10.4000                         .0000
            9.9000                         .1600
            9.6900                         .0000
            9.6900                         .0000

      5172887                              .5000
      224,396.58                          .0500
           10.0500                         .0000
            9.5500                         .1600
            9.3400                         .0000
            9.3400                         .0000

      5172889                              .5000
      116,616.77                          .0500
           10.2000                         .0000
            9.7000                         .1600
            9.4900                         .0000
            9.4900                         .0000

      5172893                              .5000
      307,269.52                          .0500
            7.8500                         .0000
            7.3500                         .1600
            7.1400                         .0000
            7.1400                         .0000
1



      5172895                              .5000
      255,921.87                          .0500
            9.9900                         .0000
            9.4900                         .1600
            9.2800                         .0000
            9.2800                         .0000

      5172896                              .5000
       73,796.94                          .0500
           11.4000                         .0000
           10.9000                         .1600
           10.6900                         .0000
           10.6900                         .0000

      5172897                              .5000
      124,010.57                          .0500
           11.8000                         .0000
           11.3000                         .1600
           11.0900                         .0000
           11.0900                         .0000

      5172899                              .5000
       55,276.68                          .0500
           10.0500                         .0000
            9.5500                         .1600
            9.3400                         .0000
            9.3400                         .0000

      5172901                              .5000
       70,412.48                          .0500
           11.7000                         .0000
           11.2000                         .1600
           10.9900                         .0000
           10.9900                         .0000

      5172902                              .5000
      104,858.14                          .0500
           12.3500                         .0000
           11.8500                         .1600
           11.6400                         .0000
           11.6400                         .0000

      5172905                              .5000
      277,561.26                          .0500
           10.7000                         .0000
           10.2000                         .1600
            9.9900                         .0000
            9.9900                         .0000

      5172906                              .5000
       91,366.77                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000
1



      5172907                              .5000
       51,890.58                          .0500
           10.3500                         .0000
            9.8500                         .1600
            9.6400                         .0000
            9.6400                         .0000

      5172909                              .5000
      118,799.50                          .0500
           10.2900                         .0000
            9.7900                         .1600
            9.5800                         .0000
            9.5800                         .0000

      5173524                              .5000
      332,709.73                          .0500
            7.0000                         .0000
            6.5000                         .1600
            6.2900                         .0000
            6.2900                         .0000

      5173643                              .5000
      454,599.23                          .0500
            7.3750                         .0000
            6.8750                         .1600
            6.6650                         .0000
            6.6650                         .0000

      5177961                              .5000
      112,367.44                          .0500
            7.9800                         .0000
            7.4800                         .1600
            7.2700                         .0000
            7.2700                         .0000

      5177963                              .5000
       29,101.75                          .0500
           12.4750                         .0000
           11.9750                         .1600
           11.7650                         .0000
           11.7650                         .0000

      5177964                              .5000
      134,481.15                          .0500
           13.4500                         .0000
           12.9500                         .1600
           12.7400                         .0000
           12.7400                         .0000

      5177965                              .5000
      139,174.16                          .0500
           10.7300                         .0000
           10.2300                         .1600
           10.0200                         .0000
           10.0200                         .0000
1



      5177966                              .5000
       97,971.12                          .0500
           10.3500                         .0000
            9.8500                         .1600
            9.6400                         .0000
            9.6400                         .0000

      5177969                              .5000
       77,611.84                          .0500
           10.2500                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000

      5177971                              .5000
       46,990.56                          .0500
           11.5800                         .0000
           11.0800                         .1600
           10.8700                         .0000
           10.8700                         .0000

      5177973                              .5000
       47,855.20                          .0500
            9.4900                         .0000
            8.9900                         .1600
            8.7800                         .0000
            8.7800                         .0000

      5178162                              .5000
       38,222.21                          .0500
           12.2000                         .0000
           11.7000                         .1600
           11.4900                         .0000
           11.4900                         .0000

      5178163                              .5000
      103,835.19                          .0500
           11.6250                         .0000
           11.1250                         .1600
           10.9150                         .0000
           10.9150                         .0000

      5178168                              .5000
       40,388.40                          .0500
            9.9200                         .0000
            9.4200                         .1600
            9.2100                         .0000
            9.2100                         .0000

      5178169                              .5000
       23,950.99                          .0500
           11.3500                         .0000
           10.8500                         .1600
           10.6400                         .0000
           10.6400                         .0000
1



      5178170                              .5000
       39,114.74                          .0500
           10.2000                         .0000
            9.7000                         .1600
            9.4900                         .0000
            9.4900                         .0000

      5178171                              .5000
      138,316.35                          .0500
            8.2500                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5179752                              .2500
      129,064.33                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5179815                              .2500
      398,145.76                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5179845                              .2500
      447,620.75                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5179860                              .2500
      425,933.15                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5179876                              .2500
      407,173.24                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5182704                              .5000
      309,722.15                          .0500
           11.3000                         .0000
           10.8000                         .1600
           10.5900                         .0000
           10.5900                         .0000
1



      5185063                              .2500
      159,773.41                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5189883                              .2500
       37,087.35                          .0500
            9.3750                         .0000
            9.1250                         .1600
            8.9150                         .0000
            8.9150                         .0000

      5190003                              .5000
       61,729.39                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5190004                              .5000
       64,453.22                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      5190005                              .5000
       81,916.71                          .0500
            8.9900                         .0000
            8.4900                         .1600
            8.2800                         .0000
            8.2800                         .0000

      5190011                              .2500
      143,553.72                          .0500
           11.7900                         .0000
           11.5400                         .1600
           11.3300                         .0000
           11.3300                         .0000

      5190014                              .5000
       27,273.37                          .0500
           10.4500                         .0000
            9.9500                         .1600
            9.7400                         .0000
            9.7400                         .0000

      5190015                              .5000
       29,192.41                          .0500
           11.4900                         .0000
           10.9900                         .1600
           10.7800                         .0000
           10.7800                         .0000
1



      5190016                              .5000
       31,449.13                          .0500
           12.3900                         .0000
           11.8900                         .1600
           11.6800                         .0000
           11.6800                         .0000

      5190019                              .5000
       25,004.40                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      5190020                              .5000
       53,502.92                          .0500
            9.9500                         .0000
            9.4500                         .1600
            9.2400                         .0000
            9.2400                         .0000

      5190023                              .2500
      140,772.42                          .0500
           10.4900                         .0000
           10.2400                         .1600
           10.0300                         .0000
           10.0300                         .0000

      5194327                              .2500
      138,188.74                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5199628                              .2500
      297,128.98                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5199884                              .2500
      263,535.57                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5206166                              .5000
      250,387.15                          .0500
            8.8750                         .0000
            8.3750                         .1600
            8.1650                         .0000
            8.1650                         .0000
1



      5206351                              .2500
      331,292.48                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5206352                              .2500
      572,444.94                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5206353                              .2500
      426,333.77                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5206354                              .2500
      379,148.64                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5206355                              .2500
      423,050.05                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5206356                              .2500
      648,431.31                          .0500
            7.1250                         .0000
            6.8750                         .1600
            6.6650                         .0000
            6.6650                         .0000

      5206358                              .2500
      509,707.14                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5206359                              .2500
      438,614.49                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000
1



      5206360                              .2500
      427,938.89                          .0500
            7.0000                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000

      5206361                              .2500
      478,951.10                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5206362                              .2500
      303,154.86                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5206363                              .2500
      744,659.68                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5206364                              .2500
      972,973.78                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5206365                              .2500
      352,478.07                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5206366                              .2500
      607,635.60                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5206367                              .2500
      484,911.16                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000
1



      5206368                              .2500
      488,556.63                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5206369                              .2500
      399,147.56                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5206370                              .2500
      359,288.74                          .0500
            8.1250                         .0000
            7.8750                         .1600
            7.6650                         .0000
            7.6650                         .0000

      5206371                              .2500
      558,806.59                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5206372                              .2500
      500,956.77                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5206373                              .2500
      194,614.73                          .0500
            8.1250                         .0000
            7.8750                         .1600
            7.6650                         .0000
            7.6650                         .0000

      5206374                              .2500
      449,110.91                          .0500
            8.1250                         .0000
            7.8750                         .1600
            7.6650                         .0000
            7.6650                         .0000

      5206376                              .2500
      579,947.79                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000
1



      5206377                              .2500
      590,451.55                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5206378                              .2500
      395,112.80                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5206379                              .2500
      423,048.72                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5206380                              .2500
      191,559.00                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5206381                              .2500
      448,991.81                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5206382                              .2500
      419,104.96                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5206793                              .2500
      821,985.59                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5207487                              .2500
      371,391.34                          .0500
            6.8750                         .0000
            6.6250                         .1600
            6.4150                         .0000
            6.4150                         .0000
1



      5207488                              .2500
      198,254.49                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5207489                              .2500
      188,267.75                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5207491                              .2500
      384,117.07                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5207546                              .5000
      144,638.82                          .0500
            8.5750                         .0000
            8.0750                         .1600
            7.8650                         .0000
            7.8650                         .0000

      5207847                              .2500
      117,177.94                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      5207848                              .2500
      295,458.22                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5207849                              .2500
       51,847.12                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5207851                              .2500
      159,632.47                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000
1



      5207852                              .2500
      123,505.47                          .0500
            8.1250                         .0000
            7.8750                         .1600
            7.6650                         .0000
            7.6650                         .0000

      5207853                              .2500
      217,111.97                          .0500
            8.6250                         .0000
            8.3750                         .1600
            8.1650                         .0000
            8.1650                         .0000

      5207854                              .2500
      130,660.41                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5207855                              .2500
       67,847.64                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5207856                              .2500
      101,002.05                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5207858                              .2500
      143,756.01                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      5207859                              .2500
      159,098.94                          .0500
            6.7500                         .0000
            6.5000                         .1600
            6.2900                         .0000
            6.2900                         .0000

      5207889                              .2500
       39,539.27                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000
1



      5207890                              .2500
      121,751.55                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5208037                              .2500
       88,826.57                          .0500
            8.1250                         .0000
            7.8750                         .1600
            7.6650                         .0000
            7.6650                         .0000

      5208954                              .2500
      180,900.85                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5208955                              .2500
       54,876.77                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5208957                              .2500
      110,009.10                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5208958                              .2500
       82,799.68                          .0500
            7.1250                         .0000
            6.8750                         .1600
            6.6650                         .0000
            6.6650                         .0000

      5208959                              .2500
       40,916.90                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5208961                              .2500
      274,196.25                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000
1



      5208962                              .2500
      279,372.69                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5209309                              .5000
      318,622.81                          .0500
            7.7500                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5209335                              .5000
      504,302.62                          .0500
            7.8750                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5209342                              .5000
      323,517.58                          .0500
            7.5000                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5209543                              .2500
      108,213.56                          .0500
           10.5000                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5209671                              .5000
      108,020.68                          .0500
           10.8900                         .0000
           10.3900                         .1600
           10.1800                         .0000
           10.1800                         .0000

      5211303                              .2500
      111,780.39                          .0500
            8.3750                         .0000
            8.1250                         .1600
            7.9150                         .0000
            7.9150                         .0000

      5211551                              .2500
      311,335.10                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000
1



      5212291                              .2500
      145,937.22                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      5212292                              .2500
      164,595.89                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5212293                              .2500
      147,655.65                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5212294                              .2500
       80,452.36                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5212295                              .2500
       64,724.08                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5212296                              .2500
      104,629.67                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5212297                              .2500
       71,814.46                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5212298                              .2500
       46,242.14                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000
1



      5212299                              .2500
       74,706.98                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5212300                              .2500
       34,905.11                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5212301                              .2500
      122,167.93                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5212302                              .2500
      111,546.78                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5212303                              .2500
       81,199.30                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      5212304                              .2500
       70,711.36                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5212305                              .2500
      124,723.79                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5212306                              .2500
       72,811.90                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000
1



      5212307                              .2500
      192,502.65                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5212308                              .2500
      116,184.17                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5212309                              .2500
      101,637.40                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5212310                              .2500
       91,773.48                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5212311                              .2500
      117,711.00                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5212312                              .2500
      123,680.45                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5212313                              .2500
       74,802.02                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5212314                              .2500
       51,865.64                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000
1



      5212315                              .2500
      156,615.51                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5212316                              .2500
      139,639.23                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5212317                              .2500
      169,624.35                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5212318                              .2500
      299,337.11                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5212319                              .2500
       84,791.81                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5212320                              .2500
       93,757.76                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5212321                              .2500
       44,893.32                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5212322                              .2500
       93,246.53                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000
1



      5212323                              .2500
      148,403.90                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5212324                              .2500
       84,850.08                          .0500
            8.7000                         .0000
            8.4500                         .1600
            8.2400                         .0000
            8.2400                         .0000

      5212325                              .2500
      129,552.74                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5212326                              .2500
      102,248.95                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5212327                              .2500
       87,366.35                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      5212328                              .2500
      132,458.46                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5212329                              .2500
       86,839.13                          .0500
            8.4500                         .0000
            8.2000                         .1600
            7.9900                         .0000
            7.9900                         .0000

      5212330                              .2500
       89,655.59                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000
1



      5212331                              .2500
       66,772.68                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5212332                              .2500
       71,318.58                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      5212333                              .2500
       48,873.73                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5212334                              .2500
      117,680.13                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5212335                              .2500
      244,399.98                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5212336                              .2500
       72,802.10                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5212337                              .2500
       74,308.02                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5212338                              .2500
      141,135.60                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000
1



      5212339                              .2500
      164,635.40                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5212340                              .2500
      151,725.98                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5212341                              .2500
      138,726.47                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5212342                              .2500
      177,164.83                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5212343                              .2500
      141,298.73                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5212344                              .2500
       66,827.34                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5212345                              .2500
      168,564.48                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5212346                              .2500
       83,518.02                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000
1



      5212347                              .2500
       73,988.40                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5212348                              .2500
       42,893.61                          .0500
            8.4500                         .0000
            8.2000                         .1600
            7.9900                         .0000
            7.9900                         .0000

      5212349                              .2500
      102,731.53                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5212350                              .2500
       77,818.50                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5212351                              .2500
      179,891.13                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5212352                              .2500
       73,857.46                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5212353                              .2500
      143,558.97                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5212354                              .2500
      121,698.16                          .0500
            8.4500                         .0000
            8.2000                         .1600
            7.9900                         .0000
            7.9900                         .0000
1



      5212356                              .2500
       70,019.10                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5212357                              .2500
       91,762.89                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5212358                              .2500
      116,184.17                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5212359                              .2500
       76,810.48                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5212360                              .2500
       58,204.04                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5212361                              .2500
       70,273.37                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5212362                              .2500
      279,240.95                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5212363                              .2500
       83,775.53                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000
1



      5212364                              .2500
       77,301.86                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5212365                              .2500
       60,893.66                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5212366                              .2500
      142,512.62                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5212367                              .2500
       74,143.28                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5212368                              .2500
      181,649.42                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5212369                              .2500
      162,413.53                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5212371                              .2500
       79,778.16                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5212372                              .2500
       97,312.11                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000
1



      5212373                              .2500
      154,730.50                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5212374                              .2500
      179,602.27                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5212375                              .2500
      145,574.92                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5212376                              .2500
      139,590.87                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5212377                              .2500
       43,923.49                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5214622                              .2500
       83,317.64                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5214911                              .2500
      118,649.26                          .0500
           10.2500                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000

      5215063                              .2500
       69,672.42                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000
1



      5215370                              .2500
       89,928.15                          .0500
           10.5000                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5215436                              .2500
      359,152.38                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5215570                              .2500
       59,910.77                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5215610                             1.0000
       49,440.80                          .0500
           12.1500                         .0000
           11.1500                         .1600
           10.9400                         .0000
           10.9400                         .0000

      5215614                             1.0000
       32,928.01                          .0500
           12.9900                         .0000
           11.9900                         .1600
           11.7800                         .0000
           11.7800                         .0000

      5215615                             1.0000
       29,935.33                          .0500
           12.9900                         .0000
           11.9900                         .1600
           11.7800                         .0000
           11.7800                         .0000

      5215616                             1.0000
       23,951.76                          .0500
           12.7500                         .0000
           11.7500                         .1600
           11.5400                         .0000
           11.5400                         .0000

      5215777                              .2500
      457,383.80                          .0500
           10.3750                         .0000
           10.1250                         .1600
            9.9150                         .0000
            9.9150                         .0000
1



      5215966                              .2500
      247,579.81                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      5216555                              .5000
      106,103.10                          .0500
            9.8750                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      5216743                              .2500
      326,762.14                          .0500
           10.0000                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000

      5216786                              .2500
      220,416.12                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5216825                              .5000
       80,582.07                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      5216826                              .5000
      117,056.75                          .0500
           11.2500                         .0000
           10.7500                         .1600
           10.5400                         .0000
           10.5400                         .0000

      5216829                              .5000
      289,711.79                          .0500
           10.2960                         .0000
            9.7960                         .1600
            9.5860                         .0000
            9.5860                         .0000

      5216832                              .5000
      139,596.74                          .0500
           11.4900                         .0000
           10.9900                         .1600
           10.7800                         .0000
           10.7800                         .0000
1



      5216904                              .2500
       44,910.93                          .0500
           10.5000                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5217322                              .2500
      273,661.91                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5217901                              .2500
      207,647.58                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      5219933                              .2500
      251,677.52                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5219949                              .2500
       45,946.88                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5220087                              .2500
       70,334.05                          .0500
            9.7500                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      5220104                              .2500
      233,603.53                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      5220197                              .2500
      167,201.19                          .0500
            8.6250                         .0000
            8.3750                         .1600
            8.1650                         .0000
            8.1650                         .0000
1



      5220240                              .2500
      151,857.60                          .0500
            9.7500                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      5222160                              .2500
      275,689.40                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      5222161                              .2500
      189,762.98                          .0500
            8.3750                         .0000
            8.1250                         .1600
            7.9150                         .0000
            7.9150                         .0000

      5222162                              .2500
       57,871.80                          .0500
           12.5000                         .0000
           12.2500                         .1600
           12.0400                         .0000
           12.0400                         .0000

      5222163                              .2500
       79,704.03                          .0500
           10.5000                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5222164                              .2500
      161,301.34                          .0500
           11.5000                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      5222165                              .2500
       80,671.84                          .0500
           11.5000                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      5222166                              .2500
      100,897.91                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000
1



      5222167                              .2500
      142,874.46                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5222168                              .2500
      100,063.78                          .0500
            9.1250                         .0000
            8.8750                         .1600
            8.6650                         .0000
            8.6650                         .0000

      5222169                              .2500
      137,642.97                          .0500
           10.6250                         .0000
           10.3750                         .1600
           10.1650                         .0000
           10.1650                         .0000

      5222170                              .2500
       70,405.08                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5222171                              .2500
      304,066.40                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5222172                              .2500
      170,696.44                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5222173                              .2500
      133,772.98                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      5222174                              .2500
      152,289.46                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000
1



      5222175                              .2500
      130,578.08                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5222176                              .2500
      188,341.50                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5222177                              .2500
      133,704.83                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5222178                              .2500
      142,076.08                          .0500
            7.0000                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000

      5222179                              .2500
      163,355.62                          .0500
            8.1250                         .0000
            7.8750                         .1600
            7.6650                         .0000
            7.6650                         .0000

      5222180                              .2500
      143,260.63                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5222181                              .2500
      122,857.12                          .0500
            8.6250                         .0000
            8.3750                         .1600
            8.1650                         .0000
            8.1650                         .0000

      5222182                              .2500
      214,076.93                          .0500
            8.1250                         .0000
            7.8750                         .1600
            7.6650                         .0000
            7.6650                         .0000
1



      5222183                              .2500
       74,551.02                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5222184                              .2500
       68,153.61                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      5222185                              .2500
       63,909.69                          .0500
            9.7500                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      5222186                              .2500
       42,365.09                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5222187                              .2500
      147,973.70                          .0500
            9.3750                         .0000
            9.1250                         .1600
            8.9150                         .0000
            8.9150                         .0000

      5222188                              .2500
      192,483.32                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5222189                              .2500
       86,290.99                          .0500
           11.6250                         .0000
           11.3750                         .1600
           11.1650                         .0000
           11.1650                         .0000

      5222190                              .2500
      138,373.77                          .0500
            8.6250                         .0000
            8.3750                         .1600
            8.1650                         .0000
            8.1650                         .0000
1



      5222191                              .2500
       57,477.26                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5222192                              .2500
      111,789.70                          .0500
            8.3750                         .0000
            8.1250                         .1600
            7.9150                         .0000
            7.9150                         .0000

      5222193                              .2500
       60,792.18                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5222194                              .2500
      128,073.75                          .0500
            9.8750                         .0000
            9.6250                         .1600
            9.4150                         .0000
            9.4150                         .0000

      5222195                              .2500
       91,931.05                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5222196                              .2500
      525,899.01                          .0500
           10.7500                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000

      5222197                              .2500
       77,188.83                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      5222198                              .2500
      144,544.09                          .0500
            7.1250                         .0000
            6.8750                         .1600
            6.6650                         .0000
            6.6650                         .0000
1



      5222199                              .2500
      101,261.88                          .0500
           10.1250                         .0000
            9.8750                         .1600
            9.6650                         .0000
            9.6650                         .0000

      5222200                              .2500
      111,749.03                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5222201                              .2500
      117,993.65                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5222202                              .2500
       81,836.36                          .0500
           10.6250                         .0000
           10.3750                         .1600
           10.1650                         .0000
           10.1650                         .0000

      5222203                              .2500
      132,519.16                          .0500
           10.6250                         .0000
           10.3750                         .1600
           10.1650                         .0000
           10.1650                         .0000

      5222204                              .2500
       98,961.91                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5222205                              .2500
      191,154.88                          .0500
            9.7500                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      5222206                              .2500
      119,854.09                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000
1



      5222207                              .2500
      303,770.08                          .0500
           10.7500                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000

      5222208                              .2500
       79,119.03                          .0500
           11.2500                         .0000
           11.0000                         .1600
           10.7900                         .0000
           10.7900                         .0000

      5222209                              .2500
      106,005.61                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5222210                              .2500
       85,021.84                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5222211                              .2500
      399,433.53                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5222212                              .2500
       65,204.76                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      5222213                              .2500
      121,369.56                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5222214                              .2500
       57,352.56                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000
1



      5222215                              .2500
      219,597.33                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5222216                              .2500
      187,390.56                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5222217                              .2500
       87,900.96                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      5222218                              .2500
       72,367.31                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5222219                              .2500
      205,622.96                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5222220                              .2500
       47,402.13                          .0500
           10.0000                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000

      5222221                              .2500
      147,006.88                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5222222                              .2500
       63,393.76                          .0500
            9.7500                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000
1



      5222223                              .2500
      230,401.93                          .0500
           10.5000                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5222224                              .2500
       88,891.13                          .0500
           10.2500                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000

      5222225                              .2500
      193,532.39                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5222226                              .2500
       36,845.11                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5222227                              .2500
       94,416.03                          .0500
           10.0000                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000

      5222228                              .2500
      127,995.14                          .0500
            8.3750                         .0000
            8.1250                         .1600
            7.9150                         .0000
            7.9150                         .0000

      5222229                              .2500
       91,089.11                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5222230                              .2500
      170,874.13                          .0500
           10.8750                         .0000
           10.6250                         .1600
           10.4150                         .0000
           10.4150                         .0000
1



      5222231                              .2500
       63,889.49                          .0500
            6.7500                         .0000
            6.5000                         .1600
            6.2900                         .0000
            6.2900                         .0000

      5222232                              .2500
       71,007.36                          .0500
           10.1250                         .0000
            9.8750                         .1600
            9.6650                         .0000
            9.6650                         .0000

      5222233                              .2500
      149,528.69                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5222234                              .2500
      148,248.41                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      5222235                              .2500
      102,230.37                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5225853                              .2500
      151,790.09                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5235454                              .2500
      431,290.57                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5235455                              .2500
      533,315.41                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000
1



      5237967                              .2500
      171,750.23                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5238029                              .2500
      131,835.33                          .0500
            8.3750                         .0000
            8.1250                         .1600
            7.9150                         .0000
            7.9150                         .0000

      5239140                              .5000
       33,236.18                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5239141                              .5000
      175,955.96                          .0500
           11.3900                         .0000
           10.8900                         .1600
           10.6800                         .0000
           10.6800                         .0000

      5239142                              .5000
       67,877.89                          .0500
            9.9900                         .0000
            9.4900                         .1600
            9.2800                         .0000
            9.2800                         .0000

      5239143                              .5000
       64,637.83                          .0500
           10.3750                         .0000
            9.8750                         .1600
            9.6650                         .0000
            9.6650                         .0000

      5239144                              .5000
       29,706.96                          .0500
           11.0000                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000

      5240769                              .2500
      123,907.97                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000
1



      5246466                              .2500
      215,614.22                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5248458                              .5000
      115,973.28                          .0500
           10.9500                         .0000
           10.4500                         .1600
           10.2400                         .0000
           10.2400                         .0000

      5248780                              .2500
      330,572.35                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5250704                              .5000
       34,733.90                          .0500
            9.5500                         .0000
            9.0500                         .1600
            8.8400                         .0000
            8.8400                         .0000

      5251298                              .2500
      464,419.93                          .0500
            8.3750                         .0000
            8.1250                         .1600
            7.9150                         .0000
            7.9150                         .0000

      5253667                              .2500
      395,698.67                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5253669                              .2500
      374,427.54                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5253679                              .2500
      299,542.04                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000
1



      5253683                              .2500
      299,564.34                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5257854                              .5000
       47,943.80                          .0500
           10.6250                         .0000
           10.1250                         .1600
            9.9150                         .0000
            9.9150                         .0000

      5258855                              .5000
      174,083.16                          .0500
            6.7500                         .0000
            6.2500                         .1600
            6.0400                         .0000
            6.0400                         .0000

      5259888                              .5000
       58,452.01                          .0500
           10.3750                         .0000
            9.8750                         .1600
            9.6650                         .0000
            9.6650                         .0000

      5261243                              .5000
       25,101.20                          .0500
           12.2740                         .0000
           11.7740                         .1600
           11.5640                         .0000
           11.5640                         .0000

      5265518                              .2500
      161,365.34                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5265604                              .2500
      229,433.83                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5266110                              .2500
      305,279.54                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000
1



      5267098                              .2500
      471,311.27                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5270679                              .5000
      102,898.92                          .0500
            9.6500                         .0000
            9.1500                         .1600
            8.9400                         .0000
            8.9400                         .0000

      5272179                              .2500
      303,535.94                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5272389                              .2500
      355,469.95                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5273022                              .2500
      319,600.82                          .0500
            8.3750                         .0000
            8.1250                         .1600
            7.9150                         .0000
            7.9150                         .0000

      5276093                              .2500
      446,307.11                          .0500
            7.1250                         .0000
            6.8750                         .1600
            6.6650                         .0000
            6.6650                         .0000

      5276196                              .2500
      385,417.41                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5277550                              .2500
      449,123.73                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000
1



      5277551                              .5000
      170,800.87                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      5285401                              .2500
      120,722.76                          .0500
            6.8750                         .0000
            6.6250                         .1600
            6.4150                         .0000
            6.4150                         .0000

      5285783                              .5000
      101,454.81                          .0500
           11.3750                         .0000
           10.8750                         .1600
           10.6650                         .0000
           10.6650                         .0000

      5287854                              .2500
      343,769.18                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5290279                              .2500
       85,501.14                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5291745                              .2500
      150,957.46                          .0500
            7.1250                         .0000
            6.8750                         .1600
            6.6650                         .0000
            6.6650                         .0000

      5293652                              .5000
       51,096.00                          .0500
           10.6500                         .0000
           10.1500                         .1600
            9.9400                         .0000
            9.9400                         .0000

      5293656                              .5000
       84,145.63                          .0500
           11.1000                         .0000
           10.6000                         .1600
           10.3900                         .0000
           10.3900                         .0000
1



      5293661                              .5000
       83,815.24                          .0500
           12.3500                         .0000
           11.8500                         .1600
           11.6400                         .0000
           11.6400                         .0000

      5293662                              .5000
       93,795.88                          .0500
           12.4000                         .0000
           11.9000                         .1600
           11.6900                         .0000
           11.6900                         .0000

      5293666                              .5000
       44,917.19                          .0500
           11.9000                         .0000
           11.4000                         .1600
           11.1900                         .0000
           11.1900                         .0000

      5298809                              .5000
       62,952.35                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5298810                              .5000
      181,338.82                          .0500
            9.6600                         .0000
            9.1600                         .1600
            8.9500                         .0000
            8.9500                         .0000

      5299457                              .5000
      154,527.17                          .0500
            9.3750                         .0000
            8.8750                         .1600
            8.6650                         .0000
            8.6650                         .0000

      5299458                              .5000
      121,644.00                          .0500
            8.0000                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5299459                              .5000
      103,963.69                          .0500
            7.8750                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000
1



      5299460                              .5000
       80,695.23                          .0500
           11.2500                         .0000
           10.7500                         .1600
           10.5400                         .0000
           10.5400                         .0000

      5299461                              .5000
       72,142.37                          .0500
           10.5000                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000

      5299462                              .5000
      115,839.82                          .0500
            7.8750                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5299463                              .5000
       69,928.48                          .0500
           11.7500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      5299464                              .5000
      119,881.47                          .0500
            9.5000                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      5299465                              .5000
       53,431.53                          .0500
            8.2500                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5299466                              .5000
      119,881.47                          .0500
            9.5000                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      5299467                              .5000
       49,435.02                          .0500
            8.1250                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000
1



      5299468                              .5000
      147,119.18                          .0500
           10.0000                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      5299469                              .5000
       50,355.21                          .0500
           10.0000                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      5299470                              .5000
       42,720.20                          .0500
           11.1250                         .0000
           10.6250                         .1600
           10.4150                         .0000
           10.4150                         .0000

      5299471                              .5000
      150,851.72                          .0500
            8.1250                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5299472                              .5000
       56,538.49                          .0500
            9.8750                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      5299473                              .5000
       54,401.62                          .0500
           10.0000                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      5299474                              .5000
       86,171.23                          .0500
            9.2500                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5299475                              .5000
       34,060.55                          .0500
            8.7500                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000
1



      5299476                              .5000
      194,452.71                          .0500
            7.3750                         .0000
            6.8750                         .1600
            6.6650                         .0000
            6.6650                         .0000

      5299477                              .5000
      196,990.39                          .0500
            9.6250                         .0000
            9.1250                         .1600
            8.9150                         .0000
            8.9150                         .0000

      5299479                              .5000
      110,042.51                          .0500
            8.0000                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5299480                              .2500
      132,604.72                          .0500
            6.5000                         .0000
            6.2500                         .1600
            6.0400                         .0000
            6.0400                         .0000

      5299481                              .5000
       62,923.39                          .0500
            8.5000                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5299482                              .5000
      134,678.99                          .0500
            7.3750                         .0000
            6.8750                         .1600
            6.6650                         .0000
            6.6650                         .0000

      5299483                              .5000
      164,200.05                          .0500
            9.8750                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      5299484                              .5000
      157,106.53                          .0500
            9.8750                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000
1



      5299485                              .5000
       61,889.40                          .0500
            8.6250                         .0000
            8.1250                         .1600
            7.9150                         .0000
            7.9150                         .0000

      5299486                              .5000
      104,709.34                          .0500
           10.1250                         .0000
            9.6250                         .1600
            9.4150                         .0000
            9.4150                         .0000

      5299487                              .5000
      214,703.11                          .0500
            7.8750                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5299488                              .5000
      153,781.92                          .0500
            7.7500                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5299489                              .5000
       85,435.33                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5299490                              .5000
      269,740.27                          .0500
            9.6250                         .0000
            9.1250                         .1600
            8.9150                         .0000
            8.9150                         .0000

      5299491                              .5000
      128,537.64                          .0500
            7.8750                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5299492                              .5000
      259,707.40                          .0500
            8.8750                         .0000
            8.3750                         .1600
            8.1650                         .0000
            8.1650                         .0000
1



      5299493                              .5000
      183,237.56                          .0500
            8.7500                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5299494                              .5000
      126,621.56                          .0500
            7.1250                         .0000
            6.6250                         .1600
            6.4150                         .0000
            6.4150                         .0000

      5299495                              .5000
       57,644.66                          .0500
            9.8750                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      5299496                              .5000
      135,546.47                          .0500
           10.5000                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000

      5299497                              .5000
       64,740.88                          .0500
            9.8750                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      5299498                              .5000
      108,261.28                          .0500
           10.5000                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000

      5299499                              .5000
       74,551.37                          .0500
            9.5000                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      5299500                              .5000
      142,271.41                          .0500
            7.1250                         .0000
            6.6250                         .1600
            6.4150                         .0000
            6.4150                         .0000
1



      5299501                              .5000
       59,766.10                          .0500
            8.0000                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5299502                              .5000
       45,868.86                          .0500
           11.2500                         .0000
           10.7500                         .1600
           10.5400                         .0000
           10.5400                         .0000

      5299503                              .5000
       54,089.06                          .0500
            8.8750                         .0000
            8.3750                         .1600
            8.1650                         .0000
            8.1650                         .0000

      5299504                              .5000
      193,365.09                          .0500
           11.1250                         .0000
           10.6250                         .1600
           10.4150                         .0000
           10.4150                         .0000

      5299505                              .5000
      219,594.35                          .0500
            8.2500                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5299506                              .5000
      143,796.08                          .0500
            7.7500                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5299507                              .5000
      141,766.52                          .0500
            7.0000                         .0000
            6.5000                         .1600
            6.2900                         .0000
            6.2900                         .0000

      5299508                              .5000
      163,250.92                          .0500
            9.8750                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000
1



      5302840                              .5000
       47,943.37                          .0500
           13.7900                         .0000
           13.2900                         .1600
           13.0800                         .0000
           13.0800                         .0000

      5302842                              .5000
       86,444.03                          .0500
           10.3500                         .0000
            9.8500                         .1600
            9.6400                         .0000
            9.6400                         .0000

      5302843                              .5000
       46,408.67                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      5302844                              .5000
      128,121.25                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      5302845                              .5000
       59,495.35                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      5302846                              .5000
       58,392.15                          .0500
           11.7900                         .0000
           11.2900                         .1600
           11.0800                         .0000
           11.0800                         .0000

      5302847                              .5000
       40,737.27                          .0500
           11.7900                         .0000
           11.2900                         .1600
           11.0800                         .0000
           11.0800                         .0000

      5302848                              .5000
      143,185.20                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000
1



      5302849                              .5000
       71,805.11                          .0500
            9.9900                         .0000
            9.4900                         .1600
            9.2800                         .0000
            9.2800                         .0000

      5302850                              .5000
       75,508.27                          .0500
           11.7000                         .0000
           11.2000                         .1600
           10.9900                         .0000
           10.9900                         .0000

      5302851                              .5000
       93,759.31                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      5302852                              .5000
       90,668.33                          .0500
           10.2900                         .0000
            9.7900                         .1600
            9.5800                         .0000
            9.5800                         .0000

      5302853                              .5000
      101,506.77                          .0500
           10.7900                         .0000
           10.2900                         .1600
           10.0800                         .0000
           10.0800                         .0000

      5302854                              .5000
       73,761.00                          .0500
           10.9000                         .0000
           10.4000                         .1600
           10.1900                         .0000
           10.1900                         .0000

      5302855                              .5000
       61,955.16                          .0500
           11.7900                         .0000
           11.2900                         .1600
           11.0800                         .0000
           11.0800                         .0000

      5302856                              .5000
       55,593.58                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000
1



      5302857                              .5000
       33,560.74                          .0500
           12.2900                         .0000
           11.7900                         .1600
           11.5800                         .0000
           11.5800                         .0000

      5302858                              .5000
       51,799.20                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      5302859                              .5000
       65,310.13                          .0500
           10.2400                         .0000
            9.7400                         .1600
            9.5300                         .0000
            9.5300                         .0000

      5302860                              .5000
       66,019.40                          .0500
           11.2900                         .0000
           10.7900                         .1600
           10.5800                         .0000
           10.5800                         .0000

      5302861                              .5000
       62,905.77                          .0500
           11.8900                         .0000
           11.3900                         .1600
           11.1800                         .0000
           11.1800                         .0000

      5302862                              .5000
       55,910.58                          .0500
           11.5900                         .0000
           11.0900                         .1600
           10.8800                         .0000
           10.8800                         .0000

      5302863                              .5000
       55,673.86                          .0500
           10.0000                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      5302864                              .5000
       63,665.88                          .0500
           11.4200                         .0000
           10.9200                         .1600
           10.7100                         .0000
           10.7100                         .0000
1



      5302865                              .5000
       43,436.98                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      5302866                              .5000
       53,457.32                          .0500
            9.6900                         .0000
            9.1900                         .1600
            8.9800                         .0000
            8.9800                         .0000

      5302867                              .5000
       39,725.29                          .0500
            9.4900                         .0000
            8.9900                         .1600
            8.7800                         .0000
            8.7800                         .0000

      5302868                              .5000
       61,718.07                          .0500
           11.3500                         .0000
           10.8500                         .1600
           10.6400                         .0000
           10.6400                         .0000

      5302869                              .5000
       58,521.78                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      5302870                              .5000
       94,353.27                          .0500
           10.6700                         .0000
           10.1700                         .1600
            9.9600                         .0000
            9.9600                         .0000

      5302871                              .5000
       51,242.76                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      5302872                              .5000
       64,625.94                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000
1



      5302873                              .5000
       64,890.94                          .0500
           14.1000                         .0000
           13.6000                         .1600
           13.3900                         .0000
           13.3900                         .0000

      5304552                              .5000
       29,973.35                          .0500
           10.0000                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      5305251                              .2500
      113,904.43                          .0500
           10.5000                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5305619                              .2500
       74,318.42                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5306188                              .2500
      187,799.14                          .0500
            9.1250                         .0000
            8.8750                         .1600
            8.6650                         .0000
            8.6650                         .0000

      5306529                              .2500
      191,772.47                          .0500
            8.6250                         .0000
            8.3750                         .1600
            8.1650                         .0000
            8.1650                         .0000

      5306933                              .2500
      207,815.20                          .0500
           10.0000                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000

      5308826                              .2500
      251,013.57                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000
1



      5308896                              .2500
      256,045.02                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5308932                              .2500
       83,732.09                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5308961                              .2500
      274,565.76                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5309017                              .2500
       55,947.53                          .0500
            9.7500                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      5309069                              .2500
      134,792.33                          .0500
           10.5000                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5309120                              .2500
      519,499.79                          .0500
            9.6250                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      5309707                              .5000
       51,875.15                          .0500
           11.1000                         .0000
           10.6000                         .1600
           10.3900                         .0000
           10.3900                         .0000

      5309757                              .5000
       69,211.04                          .0500
           10.2000                         .0000
            9.7000                         .1600
            9.4900                         .0000
            9.4900                         .0000
1



      5310946                              .2500
      421,355.81                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5322549                              .5000
       63,462.32                          .0500
            9.1000                         .0000
            8.6000                         .1600
            8.3900                         .0000
            8.3900                         .0000

      5334857                              .5000
       73,867.04                          .0500
           10.9000                         .0000
           10.4000                         .1600
           10.1900                         .0000
           10.1900                         .0000

      5335256                              .5000
       80,360.69                          .0500
           10.3500                         .0000
            9.8500                         .1600
            9.6400                         .0000
            9.6400                         .0000

      5337417                              .5000
       37,491.22                          .0500
           12.8990                         .0000
           12.3990                         .1600
           12.1890                         .0000
           12.1890                         .0000

      5338025                              .5000
       67,008.32                          .0500
           11.6500                         .0000
           11.1500                         .1600
           10.9400                         .0000
           10.9400                         .0000

      5338533                              .2500
      327,227.74                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5342054                              .2500
       63,964.12                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000
1



      5342180                              .2500
      222,156.13                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5345662                              .5000
       59,959.29                          .0500
           11.2500                         .0000
           10.7500                         .1600
           10.5400                         .0000
           10.5400                         .0000

      5345934                              .5000
       27,676.66                          .0500
           12.1290                         .0000
           11.6290                         .1600
           11.4190                         .0000
           11.4190                         .0000

      5345935                              .5000
       62,939.10                          .0500
           11.5050                         .0000
           11.0050                         .1600
           10.7950                         .0000
           10.7950                         .0000

      5345936                              .5000
      259,651.09                          .0500
            9.9870                         .0000
            9.4870                         .1600
            9.2770                         .0000
            9.2770                         .0000

      5345937                              .5000
       90,017.40                          .0500
           11.7470                         .0000
           11.2470                         .1600
           11.0370                         .0000
           11.0370                         .0000

      5345939                              .5000
       81,919.37                          .0500
           11.4270                         .0000
           10.9270                         .1600
           10.7170                         .0000
           10.7170                         .0000

      5346208                              .2500
      192,179.33                          .0500
            7.0000                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000
1



      5346918                              .5000
      132,188.55                          .0500
           10.2500                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000

      5347530                              .5000
      133,299.09                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5353628                              .2500
      114,723.54                          .0500
           10.5000                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5353925                              .2500
      384,901.34                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5354093                              .2500
      239,251.73                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5354287                              .5000
       43,966.71                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5354410                              .5000
       36,542.86                          .0500
           11.4300                         .0000
           10.9300                         .1600
           10.7200                         .0000
           10.7200                         .0000

      5354414                              .5000
       37,444.56                          .0500
           13.5000                         .0000
           13.0000                         .1600
           12.7900                         .0000
           12.7900                         .0000
1



      5357010                              .2500
      178,921.38                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5357011                              .2500
      129,771.64                          .0500
            8.7000                         .0000
            8.4500                         .1600
            8.2400                         .0000
            8.2400                         .0000

      5357012                              .2500
       86,736.93                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5357013                              .2500
      137,681.19                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5357014                              .2500
      127,740.61                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5357015                              .2500
       38,329.73                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5357016                              .2500
       67,860.10                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5357017                              .2500
       63,783.03                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000
1



      5357018                              .2500
       85,317.43                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5357019                              .2500
      159,575.98                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5357020                              .2500
       72,852.07                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5357021                              .2500
      135,651.27                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5357022                              .2500
      138,718.35                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5357023                              .2500
       38,567.55                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5357024                              .2500
      119,691.55                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5357025                              .2500
      122,275.62                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000
1



      5357026                              .2500
       84,827.76                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5357027                              .2500
       97,827.85                          .0500
            8.7000                         .0000
            8.4500                         .1600
            8.2400                         .0000
            8.2400                         .0000

      5357028                              .2500
       67,426.60                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5357029                              .2500
      149,664.69                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5357030                              .2500
      119,756.82                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5357031                              .2500
       97,112.59                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5357032                              .2500
      145,478.23                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5357033                              .2500
      119,756.82                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000
1



      5357034                              .2500
      119,617.12                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5357035                              .2500
       74,848.03                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5357036                              .2500
       78,834.70                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5357037                              .2500
      113,704.64                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5357038                              .2500
      183,164.12                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5357039                              .2500
       73,365.48                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5357040                              .2500
      147,183.18                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5357041                              .2500
       62,590.99                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000
1



      5357042                              .2500
       86,548.98                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5357043                              .2500
       69,765.35                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5357044                              .2500
      109,798.69                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5357045                              .2500
       79,852.06                          .0500
            8.4500                         .0000
            8.2000                         .1600
            7.9900                         .0000
            7.9900                         .0000

      5357046                              .2500
       95,106.88                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5357047                              .2500
      254,508.83                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5357048                              .2500
       97,818.77                          .0500
            8.4500                         .0000
            8.2000                         .1600
            7.9900                         .0000
            7.9900                         .0000

      5357049                              .2500
       91,314.60                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000
1



      5357050                              .2500
      171,186.09                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5357051                              .2500
       78,855.57                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5357052                              .2500
       83,353.31                          .0500
            8.7000                         .0000
            8.4500                         .1600
            8.2400                         .0000
            8.2400                         .0000

      5357053                              .2500
      146,757.29                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5357054                              .2500
       90,815.59                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5357055                              .2500
       56,391.16                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5357056                              .2500
      144,551.94                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5357057                              .2500
       88,448.25                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000
1



      5357058                              .2500
       46,913.08                          .0500
            8.4500                         .0000
            8.2000                         .1600
            7.9900                         .0000
            7.9900                         .0000

      5357059                              .2500
       89,826.65                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5357060                              .2500
       63,887.59                          .0500
            8.7000                         .0000
            8.4500                         .1600
            8.2400                         .0000
            8.2400                         .0000

      5357061                              .2500
       67,869.02                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5357062                              .2500
       87,821.69                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5357063                              .2500
       65,438.61                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5357064                              .2500
      157,679.83                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5357065                              .2500
       68,857.75                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000
1



      5357066                              .2500
      129,749.59                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5357067                              .2500
       69,878.30                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5357068                              .2500
       49,903.70                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5357069                              .2500
      101,304.48                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5357070                              .2500
       62,872.34                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5357071                              .2500
      105,281.80                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5357072                              .2500
       66,671.89                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5357073                              .2500
       88,344.55                          .0500
            8.7000                         .0000
            8.4500                         .1600
            8.2400                         .0000
            8.2400                         .0000
1



      5357074                              .2500
       64,771.23                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5357075                              .2500
       64,874.81                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5357076                              .2500
      123,748.72                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5357077                              .2500
       73,814.66                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5357078                              .2500
       80,291.74                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5357079                              .2500
       94,036.23                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5357080                              .2500
       45,902.47                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5357081                              .2500
       97,811.24                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000
1



      5357082                              .2500
      166,678.32                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5357083                              .2500
       49,812.35                          .0500
            8.7000                         .0000
            8.4500                         .1600
            8.2400                         .0000
            8.2400                         .0000

      5357084                              .2500
      102,873.48                          .0500
            8.4500                         .0000
            8.2000                         .1600
            7.9900                         .0000
            7.9900                         .0000

      5357085                              .2500
      112,847.86                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5357086                              .2500
       56,682.38                          .0500
            8.4500                         .0000
            8.2000                         .1600
            7.9900                         .0000
            7.9900                         .0000

      5358540                              .5000
       94,407.53                          .0500
           11.4500                         .0000
           10.9500                         .1600
           10.7400                         .0000
           10.7400                         .0000

      5358650                              .5000
       30,335.32                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      5363973                              .2500
      649,032.21                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000
1



      5367064                              .5000
      134,782.57                          .0500
           10.5000                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000

      5370355                              .5000
       39,921.39                          .0500
           11.0000                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000

      5371949                              .5000
       79,915.84                          .0500
            9.2000                         .0000
            8.7000                         .1600
            8.4900                         .0000
            8.4900                         .0000

      5373834                              .2500
      382,908.41                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5374258                              .2500
      362,995.19                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5374259                              .2500
      349,452.27                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5377436                              .2500
       40,455.57                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5377437                              .2500
      118,725.47                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000
1



      5377440                              .2500
      205,306.76                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5377442                              .2500
      109,359.53                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5377446                              .2500
      171,161.17                          .0500
            8.1250                         .0000
            7.8750                         .1600
            7.6650                         .0000
            7.6650                         .0000

      5377447                              .2500
      191,128.95                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5377448                              .2500
       59,146.98                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5377470                              .2500
      128,332.10                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5377471                              .2500
       42,938.24                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5378448                              .5000
      119,398.96                          .0500
           11.2500                         .0000
           10.7500                         .1600
           10.5400                         .0000
           10.5400                         .0000
1



      5378607                              .2500
      107,402.20                          .0500
            9.8750                         .0000
            9.6250                         .1600
            9.4150                         .0000
            9.4150                         .0000

      5378608                              .2500
      148,211.97                          .0500
            9.6250                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      5378609                              .2500
      137,425.83                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5378758                              .2500
      131,787.65                          .0500
            9.1250                         .0000
            8.8750                         .1600
            8.6650                         .0000
            8.6650                         .0000

      5379018                              .2500
      319,560.85                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5379021                              .2500
      100,360.84                          .0500
            7.0000                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000

      5385021                              .2500
      133,903.02                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5385539                              .5000
       70,183.93                          .0500
            9.0000                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000
1



      5390481                              .5500
       32,137.99                          .0500
           11.8750                         .0000
           11.3250                         .1600
           11.1150                         .0000
           11.1150                         .0000

      5390483                              .6200
       56,334.27                          .0500
           10.5000                         .0000
            9.8800                         .1600
            9.6700                         .0000
            9.6700                         .0000

      5390485                              .6200
       55,834.77                          .0500
           11.7500                         .0000
           11.1300                         .1600
           10.9200                         .0000
           10.9200                         .0000

      5390486                              .6200
      207,463.49                          .0500
           10.0000                         .0000
            9.3800                         .1600
            9.1700                         .0000
            9.1700                         .0000

      5390487                              .6200
       27,646.00                          .0500
           12.1250                         .0000
           11.5050                         .1600
           11.2950                         .0000
           11.2950                         .0000

      5390490                              .6200
      198,137.09                          .0500
            9.7500                         .0000
            9.1300                         .1600
            8.9200                         .0000
            8.9200                         .0000

      5390491                              .6200
       45,771.33                          .0500
           11.5000                         .0000
           10.8800                         .1600
           10.6700                         .0000
           10.6700                         .0000

      5390493                              .5500
        7,239.20                          .0500
           13.0500                         .0000
           12.5000                         .1600
           12.2900                         .0000
           12.2900                         .0000
1



      5390494                              .6200
      108,480.82                          .0500
            9.8250                         .0000
            9.2050                         .1600
            8.9950                         .0000
            8.9950                         .0000

      5390495                              .6200
       86,870.42                          .0500
           10.0000                         .0000
            9.3800                         .1600
            9.1700                         .0000
            9.1700                         .0000

      5390499                              .6200
      106,626.40                          .0500
           10.0250                         .0000
            9.4050                         .1600
            9.1950                         .0000
            9.1950                         .0000

      5390501                              .6200
      231,711.60                          .0500
           11.1750                         .0000
           10.5550                         .1600
           10.3450                         .0000
           10.3450                         .0000

      5390503                              .7400
       41,646.28                          .0500
           12.2500                         .0000
           11.5100                         .1600
           11.3000                         .0000
           11.3000                         .0000

      5390504                              .6200
       56,596.20                          .0500
            8.7500                         .0000
            8.1300                         .1600
            7.9200                         .0000
            7.9200                         .0000

      5390505                              .6200
       67,327.55                          .0500
           11.2500                         .0000
           10.6300                         .1600
           10.4200                         .0000
           10.4200                         .0000

      5390508                              .6200
       66,860.58                          .0500
           11.0250                         .0000
           10.4050                         .1600
           10.1950                         .0000
           10.1950                         .0000
1



      5390512                              .6200
       93,069.78                          .0500
           10.3500                         .0000
            9.7300                         .1600
            9.5200                         .0000
            9.5200                         .0000

      5390513                              .6200
      405,666.82                          .0500
            8.7500                         .0000
            8.1300                         .1600
            7.9200                         .0000
            7.9200                         .0000

      5390516                              .7400
       55,405.87                          .0500
           10.2500                         .0000
            9.5100                         .1600
            9.3000                         .0000
            9.3000                         .0000

      5390517                              .7400
       55,405.87                          .0500
           10.2500                         .0000
            9.5100                         .1600
            9.3000                         .0000
            9.3000                         .0000

      5390519                              .6200
       47,245.46                          .0500
           12.2500                         .0000
           11.6300                         .1600
           11.4200                         .0000
           11.4200                         .0000

      5390521                              .7400
       68,178.84                          .0500
           11.1250                         .0000
           10.3850                         .1600
           10.1750                         .0000
           10.1750                         .0000

      5390526                              .5500
      200,555.02                          .0500
           10.3750                         .0000
            9.8250                         .1600
            9.6150                         .0000
            9.6150                         .0000

      5390531                              .6200
      104,147.44                          .0500
            9.9000                         .0000
            9.2800                         .1600
            9.0700                         .0000
            9.0700                         .0000
1



      5390532                              .6200
      102,664.33                          .0500
           11.9250                         .0000
           11.3050                         .1600
           11.0950                         .0000
           11.0950                         .0000

      5390535                              .6200
       69,089.62                          .0500
            8.7500                         .0000
            8.1300                         .1600
            7.9200                         .0000
            7.9200                         .0000

      5390536                              .6200
       66,633.13                          .0500
            9.0000                         .0000
            8.3800                         .1600
            8.1700                         .0000
            8.1700                         .0000

      5390540                              .6200
       86,514.71                          .0500
           10.9000                         .0000
           10.2800                         .1600
           10.0700                         .0000
           10.0700                         .0000

      5390543                              .6200
       42,034.24                          .0500
           11.6750                         .0000
           11.0550                         .1600
           10.8450                         .0000
           10.8450                         .0000

      5390545                              .6200
       45,795.08                          .0500
           10.1500                         .0000
            9.5300                         .1600
            9.3200                         .0000
            9.3200                         .0000

      5390547                              .6200
       37,929.85                          .0500
           11.4000                         .0000
           10.7800                         .1600
           10.5700                         .0000
           10.5700                         .0000

      5390548                              .6200
       91,472.32                          .0500
           12.1750                         .0000
           11.5550                         .1600
           11.3450                         .0000
           11.3450                         .0000
1



      5390549                              .6200
       43,183.87                          .0500
           11.1500                         .0000
           10.5300                         .1600
           10.3200                         .0000
           10.3200                         .0000

      5390550                              .6200
       51,650.22                          .0500
           11.1500                         .0000
           10.5300                         .1600
           10.3200                         .0000
           10.3200                         .0000

      5390555                              .6200
       45,425.73                          .0500
           10.9250                         .0000
           10.3050                         .1600
           10.0950                         .0000
           10.0950                         .0000

      5390558                              .6200
       54,497.03                          .0500
           11.7750                         .0000
           11.1550                         .1600
           10.9450                         .0000
           10.9450                         .0000

      5390559                              .6200
       44,161.85                          .0500
            9.5000                         .0000
            8.8800                         .1600
            8.6700                         .0000
            8.6700                         .0000

      5390562                              .6200
      105,490.74                          .0500
           10.4000                         .0000
            9.7800                         .1600
            9.5700                         .0000
            9.5700                         .0000

      5390564                              .6200
      486,242.30                          .0500
            9.9000                         .0000
            9.2800                         .1600
            9.0700                         .0000
            9.0700                         .0000

      5390567                              .6200
       50,746.75                          .0500
           11.6500                         .0000
           11.0300                         .1600
           10.8200                         .0000
           10.8200                         .0000
1



      5390569                              .6200
       96,645.38                          .0500
           11.0000                         .0000
           10.3800                         .1600
           10.1700                         .0000
           10.1700                         .0000

      5390570                              .6200
       65,128.45                          .0500
           11.7000                         .0000
           11.0800                         .1600
           10.8700                         .0000
           10.8700                         .0000

      5390571                              .6200
       68,263.25                          .0500
            9.5000                         .0000
            8.8800                         .1600
            8.6700                         .0000
            8.6700                         .0000

      5390572                              .6200
      127,335.74                          .0500
           11.1000                         .0000
           10.4800                         .1600
           10.2700                         .0000
           10.2700                         .0000

      5390573                              .6200
       79,342.32                          .0500
            9.5000                         .0000
            8.8800                         .1600
            8.6700                         .0000
            8.6700                         .0000

      5390574                              .6200
       35,749.52                          .0500
            9.7000                         .0000
            9.0800                         .1600
            8.8700                         .0000
            8.8700                         .0000

      5390575                              .6200
      218,438.88                          .0500
           12.0500                         .0000
           11.4300                         .1600
           11.2200                         .0000
           11.2200                         .0000

      5390581                              .6200
       65,916.40                          .0500
           10.7000                         .0000
           10.0800                         .1600
            9.8700                         .0000
            9.8700                         .0000
1



      5390582                              .6200
       64,756.36                          .0500
           11.8500                         .0000
           11.2300                         .1600
           11.0200                         .0000
           11.0200                         .0000

      5390584                              .6200
      212,824.02                          .0500
            8.5000                         .0000
            7.8800                         .1600
            7.6700                         .0000
            7.6700                         .0000

      5390586                              .6200
      111,921.91                          .0500
           10.7750                         .0000
           10.1550                         .1600
            9.9450                         .0000
            9.9450                         .0000

      5390587                              .6200
       60,529.72                          .0500
           11.3750                         .0000
           10.7550                         .1600
           10.5450                         .0000
           10.5450                         .0000

      5390596                              .6200
      114,039.58                          .0500
           12.2250                         .0000
           11.6050                         .1600
           11.3950                         .0000
           11.3950                         .0000

      5390597                              .6200
       67,726.20                          .0500
           10.6250                         .0000
           10.0050                         .1600
            9.7950                         .0000
            9.7950                         .0000

      5390604                              .6200
       78,865.54                          .0500
            8.6250                         .0000
            8.0050                         .1600
            7.7950                         .0000
            7.7950                         .0000

      5390605                              .6200
      103,316.36                          .0500
            8.5000                         .0000
            7.8800                         .1600
            7.6700                         .0000
            7.6700                         .0000
1



      5390606                              .6200
       67,789.89                          .0500
            9.3750                         .0000
            8.7550                         .1600
            8.5450                         .0000
            8.5450                         .0000

      5390607                              .6200
       57,785.40                          .0500
            8.5000                         .0000
            7.8800                         .1600
            7.6700                         .0000
            7.6700                         .0000

      5390609                              .6200
      184,217.63                          .0500
            8.3750                         .0000
            7.7550                         .1600
            7.5450                         .0000
            7.5450                         .0000

      5390610                              .5500
      168,937.23                          .0500
            7.7500                         .0000
            7.2000                         .1600
            6.9900                         .0000
            6.9900                         .0000

      5390612                              .6200
       77,361.58                          .0500
            8.5000                         .0000
            7.8800                         .1600
            7.6700                         .0000
            7.6700                         .0000

      5390614                              .5500
      246,693.32                          .0500
            7.8750                         .0000
            7.3250                         .1600
            7.1150                         .0000
            7.1150                         .0000

      5390616                              .6200
      211,348.68                          .0500
            8.5000                         .0000
            7.8800                         .1600
            7.6700                         .0000
            7.6700                         .0000

      5390617                              .6200
       57,509.73                          .0500
            9.2500                         .0000
            8.6300                         .1600
            8.4200                         .0000
            8.4200                         .0000
1



      5390618                              .6200
       71,887.14                          .0500
            9.2500                         .0000
            8.6300                         .1600
            8.4200                         .0000
            8.4200                         .0000

      5390619                              .6200
      162,286.93                          .0500
            8.3750                         .0000
            7.7550                         .1600
            7.5450                         .0000
            7.5450                         .0000

      5390620                              .6200
      199,678.25                          .0500
            9.1250                         .0000
            8.5050                         .1600
            8.2950                         .0000
            8.2950                         .0000

      5390622                              .6200
      224,460.71                          .0500
            9.5000                         .0000
            8.8800                         .1600
            8.6700                         .0000
            8.6700                         .0000

      5390623                              .6200
       29,940.26                          .0500
            9.5000                         .0000
            8.8800                         .1600
            8.6700                         .0000
            8.6700                         .0000

      5390624                              .6200
       92,330.71                          .0500
            8.5000                         .0000
            7.8800                         .1600
            7.6700                         .0000
            7.6700                         .0000

      5390625                              .6200
      276,725.16                          .0500
            8.3750                         .0000
            7.7550                         .1600
            7.5450                         .0000
            7.5450                         .0000

      5390626                              .6200
      134,677.71                          .0500
            8.6250                         .0000
            8.0050                         .1600
            7.7950                         .0000
            7.7950                         .0000
1



      5390627                              .6200
      160,555.13                          .0500
            8.8750                         .0000
            8.2550                         .1600
            8.0450                         .0000
            8.0450                         .0000

      5390628                              .6200
      150,548.91                          .0500
            8.7500                         .0000
            8.1300                         .1600
            7.9200                         .0000
            7.9200                         .0000

      5390629                              .6200
      229,883.22                          .0500
            8.0000                         .0000
            7.3800                         .1600
            7.1700                         .0000
            7.1700                         .0000

      5390630                              .6200
      146,889.35                          .0500
            8.5000                         .0000
            7.8800                         .1600
            7.6700                         .0000
            7.6700                         .0000

      5390631                              .6200
      201,249.48                          .0500
            8.7500                         .0000
            8.1300                         .1600
            7.9200                         .0000
            7.9200                         .0000

      5390632                              .6200
       27,747.80                          .0500
            9.7500                         .0000
            9.1300                         .1600
            8.9200                         .0000
            8.9200                         .0000

      5390634                              .6200
       84,855.69                          .0500
            9.5000                         .0000
            8.8800                         .1600
            8.6700                         .0000
            8.6700                         .0000

      5390635                              .6200
      122,064.43                          .0500
            8.2500                         .0000
            7.6300                         .1600
            7.4200                         .0000
            7.4200                         .0000
1



      5390637                              .7400
       27,025.12                          .0500
           10.8750                         .0000
           10.1350                         .1600
            9.9250                         .0000
            9.9250                         .0000

      5390638                              .7400
      122,976.39                          .0500
           10.1250                         .0000
            9.3850                         .1600
            9.1750                         .0000
            9.1750                         .0000

      5390639                              .7400
      170,736.67                          .0500
           10.1250                         .0000
            9.3850                         .1600
            9.1750                         .0000
            9.1750                         .0000

      5390640                              .5500
       41,698.01                          .0500
            9.9900                         .0000
            9.4400                         .1600
            9.2300                         .0000
            9.2300                         .0000

      5390642                              .6200
       92,884.97                          .0500
           10.2500                         .0000
            9.6300                         .1600
            9.4200                         .0000
            9.4200                         .0000

      5390643                              .6200
       54,311.53                          .0500
            9.5000                         .0000
            8.8800                         .1600
            8.6700                         .0000
            8.6700                         .0000

      5390645                              .6200
      253,484.92                          .0500
            8.7000                         .0000
            8.0800                         .1600
            7.8700                         .0000
            7.8700                         .0000

      5390646                              .6200
       80,038.50                          .0500
            8.9900                         .0000
            8.3700                         .1600
            8.1600                         .0000
            8.1600                         .0000
1



      5390647                              .6200
      140,076.91                          .0500
            8.9900                         .0000
            8.3700                         .1600
            8.1600                         .0000
            8.1600                         .0000

      5390648                              .6200
       92,011.90                          .0500
           12.1250                         .0000
           11.5050                         .1600
           11.2950                         .0000
           11.2950                         .0000

      5390650                              .6200
      185,818.74                          .0500
            9.7500                         .0000
            9.1300                         .1600
            8.9200                         .0000
            8.9200                         .0000

      5390652                              .6200
      132,651.31                          .0500
            8.7500                         .0000
            8.1300                         .1600
            7.9200                         .0000
            7.9200                         .0000

      5390653                              .6200
      148,321.29                          .0500
            9.5000                         .0000
            8.8800                         .1600
            8.6700                         .0000
            8.6700                         .0000

      5390654                              .6200
      111,367.70                          .0500
            9.5000                         .0000
            8.8800                         .1600
            8.6700                         .0000
            8.6700                         .0000

      5390655                              .6200
       99,518.79                          .0500
            9.4000                         .0000
            8.7800                         .1600
            8.5700                         .0000
            8.5700                         .0000

      5390658                              .6200
       98,316.84                          .0500
            9.2500                         .0000
            8.6300                         .1600
            8.4200                         .0000
            8.4200                         .0000
1



      5390659                              .5500
      132,370.26                          .0500
            9.5000                         .0000
            8.9500                         .1600
            8.7400                         .0000
            8.7400                         .0000

      5390661                              .6200
       58,988.94                          .0500
           10.6000                         .0000
            9.9800                         .1600
            9.7700                         .0000
            9.7700                         .0000

      5390665                              .6200
      119,164.84                          .0500
           10.9900                         .0000
           10.3700                         .1600
           10.1600                         .0000
           10.1600                         .0000

      5390668                              .6200
       80,545.48                          .0500
            9.9900                         .0000
            9.3700                         .1600
            9.1600                         .0000
            9.1600                         .0000

      5390671                              .6200
       94,153.12                          .0500
            9.5000                         .0000
            8.8800                         .1600
            8.6700                         .0000
            8.6700                         .0000

      5390673                              .6200
      151,355.82                          .0500
            8.2500                         .0000
            7.6300                         .1600
            7.4200                         .0000
            7.4200                         .0000

      5390675                              .6200
      241,713.35                          .0500
            9.5000                         .0000
            8.8800                         .1600
            8.6700                         .0000
            8.6700                         .0000

      5390676                              .6200
      236,966.68                          .0500
            7.7500                         .0000
            7.1300                         .1600
            6.9200                         .0000
            6.9200                         .0000
1



      5390677                              .6200
      122,271.27                          .0500
           10.0000                         .0000
            9.3800                         .1600
            9.1700                         .0000
            9.1700                         .0000

      5390678                              .6200
       71,894.26                          .0500
            9.5000                         .0000
            8.8800                         .1600
            8.6700                         .0000
            8.6700                         .0000

      5390680                              .6200
      116,071.17                          .0500
            9.7500                         .0000
            9.1300                         .1600
            8.9200                         .0000
            8.9200                         .0000

      5390681                              .6200
      121,612.82                          .0500
           11.7500                         .0000
           11.1300                         .1600
           10.9200                         .0000
           10.9200                         .0000

      5390682                              .6200
       29,656.81                          .0500
            9.2500                         .0000
            8.6300                         .1600
            8.4200                         .0000
            8.4200                         .0000

      5390683                              .6200
      142,665.30                          .0500
            8.9900                         .0000
            8.3700                         .1600
            8.1600                         .0000
            8.1600                         .0000

      5390686                              .6200
      146,809.02                          .0500
            9.9900                         .0000
            9.3700                         .1600
            9.1600                         .0000
            9.1600                         .0000

      5390688                              .6200
      143,163.56                          .0500
            9.0000                         .0000
            8.3800                         .1600
            8.1700                         .0000
            8.1700                         .0000
1



      5390689                              .6200
       70,807.93                          .0500
            8.9900                         .0000
            8.3700                         .1600
            8.1600                         .0000
            8.1600                         .0000

      5390692                              .6200
      297,052.62                          .0500
            8.7000                         .0000
            8.0800                         .1600
            7.8700                         .0000
            7.8700                         .0000

      5390695                              .6200
       70,002.81                          .0500
            9.9900                         .0000
            9.3700                         .1600
            9.1600                         .0000
            9.1600                         .0000

      5390696                              .6200
      109,545.48                          .0500
            9.0000                         .0000
            8.3800                         .1600
            8.1700                         .0000
            8.1700                         .0000

      5390698                              .6200
      182,790.01                          .0500
            8.9900                         .0000
            8.3700                         .1600
            8.1600                         .0000
            8.1600                         .0000

      5390699                              .6200
      241,198.65                          .0500
            9.7500                         .0000
            9.1300                         .1600
            8.9200                         .0000
            8.9200                         .0000

      5390700                              .6200
      169,679.46                          .0500
            9.5500                         .0000
            8.9300                         .1600
            8.7200                         .0000
            8.7200                         .0000

      5390701                              .6200
      122,902.58                          .0500
           10.5000                         .0000
            9.8800                         .1600
            9.6700                         .0000
            9.6700                         .0000
1



      5390703                              .6200
      146,936.59                          .0500
            9.9000                         .0000
            9.2800                         .1600
            9.0700                         .0000
            9.0700                         .0000

      5390707                              .6200
      127,367.44                          .0500
            9.0000                         .0000
            8.3800                         .1600
            8.1700                         .0000
            8.1700                         .0000

      5390708                              .6200
       66,553.02                          .0500
            9.7500                         .0000
            9.1300                         .1600
            8.9200                         .0000
            8.9200                         .0000

      5390709                              .6200
      118,911.57                          .0500
            9.1250                         .0000
            8.5050                         .1600
            8.2950                         .0000
            8.2950                         .0000

      5390710                              .6200
       58,377.73                          .0500
            9.9900                         .0000
            9.3700                         .1600
            9.1600                         .0000
            9.1600                         .0000

      5390712                              .6200
      114,076.34                          .0500
            9.0000                         .0000
            8.3800                         .1600
            8.1700                         .0000
            8.1700                         .0000

      5390713                              .5500
       70,309.63                          .0500
            9.9900                         .0000
            9.4400                         .1600
            9.2300                         .0000
            9.2300                         .0000

      5390714                              .6200
       73,540.52                          .0500
           10.2500                         .0000
            9.6300                         .1600
            9.4200                         .0000
            9.4200                         .0000
1



      5390715                              .6200
      155,045.47                          .0500
            9.5000                         .0000
            8.8800                         .1600
            8.6700                         .0000
            8.6700                         .0000

      5390716                              .6200
      119,173.38                          .0500
            9.7500                         .0000
            9.1300                         .1600
            8.9200                         .0000
            8.9200                         .0000

      5390720                              .6200
      152,529.94                          .0500
            8.5000                         .0000
            7.8800                         .1600
            7.6700                         .0000
            7.6700                         .0000

      5390721                              .5500
       71,942.58                          .0500
            8.1250                         .0000
            7.5750                         .1600
            7.3650                         .0000
            7.3650                         .0000

      5390723                              .6200
      175,630.78                          .0500
            9.2500                         .0000
            8.6300                         .1600
            8.4200                         .0000
            8.4200                         .0000

      5390724                              .6200
      192,502.61                          .0500
            8.2500                         .0000
            7.6300                         .1600
            7.4200                         .0000
            7.4200                         .0000

      5390727                              .6200
       68,244.37                          .0500
           11.2500                         .0000
           10.6300                         .1600
           10.4200                         .0000
           10.4200                         .0000

      5390728                              .7400
       89,606.83                          .0500
            9.9000                         .0000
            9.1600                         .1600
            8.9500                         .0000
            8.9500                         .0000
1



      5390729                              .6200
       50,317.05                          .0500
           10.3750                         .0000
            9.7550                         .1600
            9.5450                         .0000
            9.5450                         .0000

      5390730                              .7400
       95,723.72                          .0500
            9.7500                         .0000
            9.0100                         .1600
            8.8000                         .0000
            8.8000                         .0000

      5390731                              .6200
       62,716.62                          .0500
           11.0000                         .0000
           10.3800                         .1600
           10.1700                         .0000
           10.1700                         .0000

      5390732                              .6200
      139,254.62                          .0500
           10.2500                         .0000
            9.6300                         .1600
            9.4200                         .0000
            9.4200                         .0000

      5390735                              .5500
       46,436.49                          .0500
           10.2500                         .0000
            9.7000                         .1600
            9.4900                         .0000
            9.4900                         .0000

      5390737                              .6200
       66,374.63                          .0500
           11.2500                         .0000
           10.6300                         .1600
           10.4200                         .0000
           10.4200                         .0000

      5390739                              .6200
       80,780.42                          .0500
            8.0000                         .0000
            7.3800                         .1600
            7.1700                         .0000
            7.1700                         .0000

      5390740                              .6200
      125,666.94                          .0500
            8.1250                         .0000
            7.5050                         .1600
            7.2950                         .0000
            7.2950                         .0000
1



      5390741                              .6200
      103,716.40                          .0500
           10.5000                         .0000
            9.8800                         .1600
            9.6700                         .0000
            9.6700                         .0000

      5390743                              .6200
       19,561.08                          .0500
           10.7500                         .0000
           10.1300                         .1600
            9.9200                         .0000
            9.9200                         .0000

      5390745                              .5500
       15,395.41                          .0500
           11.9900                         .0000
           11.4400                         .1600
           11.2300                         .0000
           11.2300                         .0000

      5390746                              .7400
       35,156.43                          .0500
           10.7500                         .0000
           10.0100                         .1600
            9.8000                         .0000
            9.8000                         .0000

      5390747                              .7400
       38,136.65                          .0500
           10.7500                         .0000
           10.0100                         .1600
            9.8000                         .0000
            9.8000                         .0000

      5390748                              .6200
       37,135.62                          .0500
           10.9900                         .0000
           10.3700                         .1600
           10.1600                         .0000
           10.1600                         .0000

      5390749                              .6200
       38,281.67                          .0500
            8.5000                         .0000
            7.8800                         .1600
            7.6700                         .0000
            7.6700                         .0000

      5390751                              .7400
       45,879.75                          .0500
           10.0000                         .0000
            9.2600                         .1600
            9.0500                         .0000
            9.0500                         .0000
1



      5390752                              .7400
       43,802.78                          .0500
           11.5000                         .0000
           10.7600                         .1600
           10.5500                         .0000
           10.5500                         .0000

      5390753                              .5500
       52,485.18                          .0500
           10.7500                         .0000
           10.2000                         .1600
            9.9900                         .0000
            9.9900                         .0000

      5390754                              .7400
       98,190.70                          .0500
           10.2500                         .0000
            9.5100                         .1600
            9.3000                         .0000
            9.3000                         .0000

      5390757                              .6200
       64,602.07                          .0500
           11.9900                         .0000
           11.3700                         .1600
           11.1600                         .0000
           11.1600                         .0000

      5390758                              .6200
       77,446.67                          .0500
           10.9900                         .0000
           10.3700                         .1600
           10.1600                         .0000
           10.1600                         .0000

      5390759                              .6200
       45,386.44                          .0500
            9.9900                         .0000
            9.3700                         .1600
            9.1600                         .0000
            9.1600                         .0000

      5390760                              .5500
       50,199.56                          .0500
            9.5000                         .0000
            8.9500                         .1600
            8.7400                         .0000
            8.7400                         .0000

      5390762                              .6200
       83,894.86                          .0500
            9.9900                         .0000
            9.3700                         .1600
            9.1600                         .0000
            9.1600                         .0000
1



      5390763                              .6200
       60,338.36                          .0500
            9.9900                         .0000
            9.3700                         .1600
            9.1600                         .0000
            9.1600                         .0000

      5390765                              .6200
       53,481.39                          .0500
            9.9900                         .0000
            9.3700                         .1600
            9.1600                         .0000
            9.1600                         .0000

      5390766                              .5500
       39,982.00                          .0500
            9.1250                         .0000
            8.5750                         .1600
            8.3650                         .0000
            8.3650                         .0000

      5390768                              .6200
       63,766.86                          .0500
            8.9900                         .0000
            8.3700                         .1600
            8.1600                         .0000
            8.1600                         .0000

      5390769                              .6200
       41,751.41                          .0500
           10.9900                         .0000
           10.3700                         .1600
           10.1600                         .0000
           10.1600                         .0000

      5390770                              .6200
       37,984.53                          .0500
           10.9900                         .0000
           10.3700                         .1600
           10.1600                         .0000
           10.1600                         .0000

      5390771                              .6200
       54,009.10                          .0500
           10.6500                         .0000
           10.0300                         .1600
            9.8200                         .0000
            9.8200                         .0000

      5390772                              .7400
       59,020.36                          .0500
            9.9900                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000
1



      5390775                              .7400
       42,098.87                          .0500
           10.6000                         .0000
            9.8600                         .1600
            9.6500                         .0000
            9.6500                         .0000

      5390776                              .6200
       85,096.46                          .0500
            8.9900                         .0000
            8.3700                         .1600
            8.1600                         .0000
            8.1600                         .0000

      5390777                              .6200
       53,586.27                          .0500
           10.9900                         .0000
           10.3700                         .1600
           10.1600                         .0000
           10.1600                         .0000

      5390778                              .6200
       66,411.31                          .0500
           12.4000                         .0000
           11.7800                         .1600
           11.5700                         .0000
           11.5700                         .0000

      5390781                              .6200
       40,267.73                          .0500
           11.9900                         .0000
           11.3700                         .1600
           11.1600                         .0000
           11.1600                         .0000

      5390782                              .7400
       60,255.09                          .0500
            9.9900                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5390784                              .5500
       51,187.37                          .0500
           10.8000                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5390785                              .6200
      222,221.95                          .0500
            9.7500                         .0000
            9.1300                         .1600
            8.9200                         .0000
            8.9200                         .0000
1



      5390786                              .6200
       69,720.06                          .0500
            8.9900                         .0000
            8.3700                         .1600
            8.1600                         .0000
            8.1600                         .0000

      5390787                              .6200
       49,143.85                          .0500
           10.9900                         .0000
           10.3700                         .1600
           10.1600                         .0000
           10.1600                         .0000

      5390788                              .6200
       48,225.66                          .0500
           11.5000                         .0000
           10.8800                         .1600
           10.6700                         .0000
           10.6700                         .0000

      5390789                              .6200
       63,671.68                          .0500
           11.5000                         .0000
           10.8800                         .1600
           10.6700                         .0000
           10.6700                         .0000

      5390790                              .5500
       43,397.84                          .0500
           10.9900                         .0000
           10.4400                         .1600
           10.2300                         .0000
           10.2300                         .0000

      5390791                              .6200
      106,434.76                          .0500
           10.9900                         .0000
           10.3700                         .1600
           10.1600                         .0000
           10.1600                         .0000

      5390793                              .6200
      131,843.93                          .0500
           10.7500                         .0000
           10.1300                         .1600
            9.9200                         .0000
            9.9200                         .0000

      5390794                              .6200
       50,595.24                          .0500
            9.2000                         .0000
            8.5800                         .1600
            8.3700                         .0000
            8.3700                         .0000
1



      5390796                              .5500
       12,522.03                          .0500
           10.5000                         .0000
            9.9500                         .1600
            9.7400                         .0000
            9.7400                         .0000

      5390797                              .7400
       79,503.21                          .0500
           10.2500                         .0000
            9.5100                         .1600
            9.3000                         .0000
            9.3000                         .0000

      5390798                              .6200
      152,116.84                          .0500
            8.3750                         .0000
            7.7550                         .1600
            7.5450                         .0000
            7.5450                         .0000

      5390799                              .6200
      126,453.36                          .0500
            8.2500                         .0000
            7.6300                         .1600
            7.4200                         .0000
            7.4200                         .0000

      5390802                              .7400
      123,446.24                          .0500
           10.2500                         .0000
            9.5100                         .1600
            9.3000                         .0000
            9.3000                         .0000

      5390804                              .5500
       33,492.20                          .0500
            9.4500                         .0000
            8.9000                         .1600
            8.6900                         .0000
            8.6900                         .0000

      5390805                              .6200
       99,196.91                          .0500
            9.0000                         .0000
            8.3800                         .1600
            8.1700                         .0000
            8.1700                         .0000

      5390806                              .6200
       95,620.01                          .0500
            9.5000                         .0000
            8.8800                         .1600
            8.6700                         .0000
            8.6700                         .0000
1



      5390807                              .6200
       91,717.30                          .0500
            8.5000                         .0000
            7.8800                         .1600
            7.6700                         .0000
            7.6700                         .0000

      5390808                              .6200
      125,568.21                          .0500
            8.8750                         .0000
            8.2550                         .1600
            8.0450                         .0000
            8.0450                         .0000

      5390809                              .6200
       59,217.49                          .0500
            8.5000                         .0000
            7.8800                         .1600
            7.6700                         .0000
            7.6700                         .0000

      5390811                              .5500
       26,453.83                          .0500
           11.8000                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      5390812                              .6200
      103,001.42                          .0500
           10.2500                         .0000
            9.6300                         .1600
            9.4200                         .0000
            9.4200                         .0000

      5390814                              .6200
       47,584.93                          .0500
           10.5000                         .0000
            9.8800                         .1600
            9.6700                         .0000
            9.6700                         .0000

      5390815                              .6200
      106,460.39                          .0500
            9.0000                         .0000
            8.3800                         .1600
            8.1700                         .0000
            8.1700                         .0000

      5390816                              .6200
       93,097.05                          .0500
            9.9900                         .0000
            9.3700                         .1600
            9.1600                         .0000
            9.1600                         .0000
1



      5390818                              .6200
       46,275.92                          .0500
           10.2750                         .0000
            9.6550                         .1600
            9.4450                         .0000
            9.4450                         .0000

      5390819                              .6200
      112,776.30                          .0500
           10.5000                         .0000
            9.8800                         .1600
            9.6700                         .0000
            9.6700                         .0000

      5390820                              .6200
       91,879.46                          .0500
            8.9900                         .0000
            8.3700                         .1600
            8.1600                         .0000
            8.1600                         .0000

      5390822                              .6200
       53,167.83                          .0500
            9.9900                         .0000
            9.3700                         .1600
            9.1600                         .0000
            9.1600                         .0000

      5390823                              .6200
      134,021.24                          .0500
           10.5000                         .0000
            9.8800                         .1600
            9.6700                         .0000
            9.6700                         .0000

      5390824                              .6200
      165,496.69                          .0500
           11.2500                         .0000
           10.6300                         .1600
           10.4200                         .0000
           10.4200                         .0000

      5390827                              .6200
      132,579.49                          .0500
           10.2500                         .0000
            9.6300                         .1600
            9.4200                         .0000
            9.4200                         .0000

      5390831                              .6200
      109,713.72                          .0500
           11.0000                         .0000
           10.3800                         .1600
           10.1700                         .0000
           10.1700                         .0000
1



      5390834                              .6200
       80,164.08                          .0500
           10.5000                         .0000
            9.8800                         .1600
            9.6700                         .0000
            9.6700                         .0000

      5390836                              .6200
       50,903.02                          .0500
           11.2500                         .0000
           10.6300                         .1600
           10.4200                         .0000
           10.4200                         .0000

      5390837                              .6200
      110,618.73                          .0500
            9.2500                         .0000
            8.6300                         .1600
            8.4200                         .0000
            8.4200                         .0000

      5390840                              .6200
       91,231.25                          .0500
            9.5000                         .0000
            8.8800                         .1600
            8.6700                         .0000
            8.6700                         .0000

      5390842                              .6200
       99,128.20                          .0500
           10.0000                         .0000
            9.3800                         .1600
            9.1700                         .0000
            9.1700                         .0000

      5390843                              .6200
       85,619.08                          .0500
           10.5000                         .0000
            9.8800                         .1600
            9.6700                         .0000
            9.6700                         .0000

      5390845                              .6200
      111,402.97                          .0500
           10.8750                         .0000
           10.2550                         .1600
           10.0450                         .0000
           10.0450                         .0000

      5390848                              .5500
       60,834.26                          .0500
           10.5000                         .0000
            9.9500                         .1600
            9.7400                         .0000
            9.7400                         .0000
1



      5390851                              .6200
      109,280.55                          .0500
           10.0000                         .0000
            9.3800                         .1600
            9.1700                         .0000
            9.1700                         .0000

      5390853                              .6200
       53,234.44                          .0500
           10.5000                         .0000
            9.8800                         .1600
            9.6700                         .0000
            9.6700                         .0000

      5390854                              .6200
      114,744.52                          .0500
           10.0000                         .0000
            9.3800                         .1600
            9.1700                         .0000
            9.1700                         .0000

      5390855                              .6200
      111,187.72                          .0500
            9.5000                         .0000
            8.8800                         .1600
            8.6700                         .0000
            8.6700                         .0000

      5390857                              .6200
      107,797.20                          .0500
            8.3750                         .0000
            7.7550                         .1600
            7.5450                         .0000
            7.5450                         .0000

      5390858                              .6200
      111,230.08                          .0500
            9.4900                         .0000
            8.8700                         .1600
            8.6600                         .0000
            8.6600                         .0000

      5390859                              .7400
       85,293.16                          .0500
           10.6250                         .0000
            9.8850                         .1600
            9.6750                         .0000
            9.6750                         .0000

      5390861                              .5500
       87,399.79                          .0500
            9.9000                         .0000
            9.3500                         .1600
            9.1400                         .0000
            9.1400                         .0000
1



      5390862                              .6200
      491,836.44                          .0500
           11.2000                         .0000
           10.5800                         .1600
           10.3700                         .0000
           10.3700                         .0000

      5390864                              .5500
      133,318.45                          .0500
            9.0000                         .0000
            8.4500                         .1600
            8.2400                         .0000
            8.2400                         .0000

      5390865                              .6200
      159,737.66                          .0500
            9.2500                         .0000
            8.6300                         .1600
            8.4200                         .0000
            8.4200                         .0000

      5390867                              .5500
       17,217.63                          .0500
           10.7500                         .0000
           10.2000                         .1600
            9.9900                         .0000
            9.9900                         .0000

      5390868                              .6200
       27,708.77                          .0500
           10.9900                         .0000
           10.3700                         .1600
           10.1600                         .0000
           10.1600                         .0000

      5390869                              .7400
       31,758.60                          .0500
           10.5000                         .0000
            9.7600                         .1600
            9.5500                         .0000
            9.5500                         .0000

      5390870                              .7400
       35,753.53                          .0500
           12.5000                         .0000
           11.7600                         .1600
           11.5500                         .0000
           11.5500                         .0000

      5390871                              .7400
       65,746.00                          .0500
            9.5000                         .0000
            8.7600                         .1600
            8.5500                         .0000
            8.5500                         .0000
1



      5390872                              .7400
       39,738.31                          .0500
           10.9900                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5390873                              .7400
      136,442.70                          .0500
           10.6900                         .0000
            9.9500                         .1600
            9.7400                         .0000
            9.7400                         .0000

      5390874                              .6200
       39,703.57                          .0500
           10.6900                         .0000
           10.0700                         .1600
            9.8600                         .0000
            9.8600                         .0000

      5390875                              .7400
       39,707.66                          .0500
           10.5000                         .0000
            9.7600                         .1600
            9.5500                         .0000
            9.5500                         .0000

      5390876                              .7400
       68,590.17                          .0500
            9.9000                         .0000
            9.1600                         .1600
            8.9500                         .0000
            8.9500                         .0000

      5390877                              .6200
       49,163.68                          .0500
           10.5000                         .0000
            9.8800                         .1600
            9.6700                         .0000
            9.6700                         .0000

      5390879                              .6200
       64,517.13                          .0500
            9.9900                         .0000
            9.3700                         .1600
            9.1600                         .0000
            9.1600                         .0000

      5390880                              .5500
       51,712.49                          .0500
            9.0500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000
1



      5390882                              .6200
       63,370.55                          .0500
            9.2500                         .0000
            8.6300                         .1600
            8.4200                         .0000
            8.4200                         .0000

      5390883                              .6200
      153,293.61                          .0500
           11.5000                         .0000
           10.8800                         .1600
           10.6700                         .0000
           10.6700                         .0000

      5390884                              .6200
      210,655.84                          .0500
           10.5000                         .0000
            9.8800                         .1600
            9.6700                         .0000
            9.6700                         .0000

      5390885                              .7400
       46,798.50                          .0500
           11.9900                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      5390886                              .7400
       59,216.46                          .0500
           11.5000                         .0000
           10.7600                         .1600
           10.5500                         .0000
           10.5500                         .0000

      5390887                              .6200
       72,492.53                          .0500
           10.7500                         .0000
           10.1300                         .1600
            9.9200                         .0000
            9.9200                         .0000

      5390888                              .6200
       61,719.56                          .0500
           10.5000                         .0000
            9.8800                         .1600
            9.6700                         .0000
            9.6700                         .0000

      5390890                              .6200
      155,574.76                          .0500
            8.7500                         .0000
            8.1300                         .1600
            7.9200                         .0000
            7.9200                         .0000
1



      5390891                              .6200
      101,307.00                          .0500
           10.5000                         .0000
            9.8800                         .1600
            9.6700                         .0000
            9.6700                         .0000

      5390892                              .6200
      159,504.97                          .0500
            8.5000                         .0000
            7.8800                         .1600
            7.6700                         .0000
            7.6700                         .0000

      5390893                              .6200
       54,314.38                          .0500
           12.0000                         .0000
           11.3800                         .1600
           11.1700                         .0000
           11.1700                         .0000

      5390901                              .6200
      134,669.35                          .0500
            8.5000                         .0000
            7.8800                         .1600
            7.6700                         .0000
            7.6700                         .0000

      5390902                              .6200
      101,722.24                          .0500
           10.7500                         .0000
           10.1300                         .1600
            9.9200                         .0000
            9.9200                         .0000

      5390903                              .6200
      127,263.55                          .0500
            7.8750                         .0000
            7.2550                         .1600
            7.0450                         .0000
            7.0450                         .0000

      5390904                              .5500
       65,809.53                          .0500
            9.0000                         .0000
            8.4500                         .1600
            8.2400                         .0000
            8.2400                         .0000

      5390905                              .6200
      170,238.03                          .0500
            8.5000                         .0000
            7.8800                         .1600
            7.6700                         .0000
            7.6700                         .0000
1



      5390906                              .6200
      112,337.80                          .0500
            9.0000                         .0000
            8.3800                         .1600
            8.1700                         .0000
            8.1700                         .0000

      5390907                              .5500
       39,010.16                          .0500
           10.0000                         .0000
            9.4500                         .1600
            9.2400                         .0000
            9.2400                         .0000

      5390908                              .6200
      165,865.81                          .0500
            9.5000                         .0000
            8.8800                         .1600
            8.6700                         .0000
            8.6700                         .0000

      5390909                              .6200
      116,506.17                          .0500
           11.9900                         .0000
           11.3700                         .1600
           11.1600                         .0000
           11.1600                         .0000

      5390910                              .6200
      136,332.12                          .0500
            9.7500                         .0000
            9.1300                         .1600
            8.9200                         .0000
            8.9200                         .0000

      5390911                              .6200
      104,594.33                          .0500
            9.0000                         .0000
            8.3800                         .1600
            8.1700                         .0000
            8.1700                         .0000

      5390913                              .6200
       94,611.92                          .0500
           10.6250                         .0000
           10.0050                         .1600
            9.7950                         .0000
            9.7950                         .0000

      5390914                              .6200
       91,439.52                          .0500
            9.9650                         .0000
            9.3450                         .1600
            9.1350                         .0000
            9.1350                         .0000
1



      5390916                              .6200
      139,036.35                          .0500
           10.6000                         .0000
            9.9800                         .1600
            9.7700                         .0000
            9.7700                         .0000

      5390917                              .6200
       25,235.04                          .0500
           10.1500                         .0000
            9.5300                         .1600
            9.3200                         .0000
            9.3200                         .0000

      5390918                              .6200
      242,404.88                          .0500
            8.5000                         .0000
            7.8800                         .1600
            7.6700                         .0000
            7.6700                         .0000

      5390919                              .6200
      319,457.80                          .0500
            8.8750                         .0000
            8.2550                         .1600
            8.0450                         .0000
            8.0450                         .0000

      5390921                              .7400
      124,910.87                          .0500
           10.5000                         .0000
            9.7600                         .1600
            9.5500                         .0000
            9.5500                         .0000

      5390922                              .7400
      153,549.46                          .0500
            9.8750                         .0000
            9.1350                         .1600
            8.9250                         .0000
            8.9250                         .0000

      5390923                              .7400
      168,677.44                          .0500
            9.7000                         .0000
            8.9600                         .1600
            8.7500                         .0000
            8.7500                         .0000

      5390924                              .7400
       93,693.64                          .0500
           10.6250                         .0000
            9.8850                         .1600
            9.6750                         .0000
            9.6750                         .0000
1



      5390925                              .7400
       16,382.42                          .0500
           12.3750                         .0000
           11.6350                         .1600
           11.4250                         .0000
           11.4250                         .0000

      5390926                              .7400
       51,374.07                          .0500
           11.3750                         .0000
           10.6350                         .1600
           10.4250                         .0000
           10.4250                         .0000

      5390927                              .7400
      170,458.83                          .0500
           10.6250                         .0000
            9.8850                         .1600
            9.6750                         .0000
            9.6750                         .0000

      5390928                              .7400
      108,130.52                          .0500
           10.6250                         .0000
            9.8850                         .1600
            9.6750                         .0000
            9.6750                         .0000

      5390929                              .7400
       84,193.75                          .0500
            8.8750                         .0000
            8.1350                         .1600
            7.9250                         .0000
            7.9250                         .0000

      5390931                              .7400
      211,380.39                          .0500
            9.6250                         .0000
            8.8850                         .1600
            8.6750                         .0000
            8.6750                         .0000

      5390938                              .6200
       84,856.74                          .0500
           10.0100                         .0000
            9.3900                         .1600
            9.1800                         .0000
            9.1800                         .0000

      5390940                              .6200
      107,101.20                          .0500
            9.4000                         .0000
            8.7800                         .1600
            8.5700                         .0000
            8.5700                         .0000
1



      5390942                              .6200
      168,564.44                          .0500
            8.2500                         .0000
            7.6300                         .1600
            7.4200                         .0000
            7.4200                         .0000

      5390943                              .6200
      524,877.29                          .0500
           10.5750                         .0000
            9.9550                         .1600
            9.7450                         .0000
            9.7450                         .0000

      5390945                              .5500
      129,358.65                          .0500
            9.9900                         .0000
            9.4400                         .1600
            9.2300                         .0000
            9.2300                         .0000

      5390946                              .5500
       64,970.77                          .0500
            9.9900                         .0000
            9.4400                         .1600
            9.2300                         .0000
            9.2300                         .0000

      5390949                              .6200
      103,119.14                          .0500
            9.7500                         .0000
            9.1300                         .1600
            8.9200                         .0000
            8.9200                         .0000

      5390950                              .6200
      207,138.47                          .0500
           10.9900                         .0000
           10.3700                         .1600
           10.1600                         .0000
           10.1600                         .0000

      5390952                              .6200
      122,894.77                          .0500
            9.5000                         .0000
            8.8800                         .1600
            8.6700                         .0000
            8.6700                         .0000

      5390953                              .6200
      150,732.49                          .0500
           10.9900                         .0000
           10.3700                         .1600
           10.1600                         .0000
           10.1600                         .0000
1



      5390954                              .6200
      192,611.25                          .0500
            9.7500                         .0000
            9.1300                         .1600
            8.9200                         .0000
            8.9200                         .0000

      5390956                              .6200
      253,106.55                          .0500
            8.6250                         .0000
            8.0050                         .1600
            7.7950                         .0000
            7.7950                         .0000

      5390957                              .6200
       29,773.58                          .0500
           10.0000                         .0000
            9.3800                         .1600
            9.1700                         .0000
            9.1700                         .0000

      5390958                              .6200
       65,972.13                          .0500
            9.7500                         .0000
            9.1300                         .1600
            8.9200                         .0000
            8.9200                         .0000

      5390960                              .6200
       81,666.45                          .0500
           10.1250                         .0000
            9.5050                         .1600
            9.2950                         .0000
            9.2950                         .0000

      5390961                              .6200
      101,891.50                          .0500
            9.5000                         .0000
            8.8800                         .1600
            8.6700                         .0000
            8.6700                         .0000

      5390963                              .5500
      138,231.70                          .0500
            9.5000                         .0000
            8.9500                         .1600
            8.7400                         .0000
            8.7400                         .0000

      5390966                              .6200
       33,380.17                          .0500
           10.0000                         .0000
            9.3800                         .1600
            9.1700                         .0000
            9.1700                         .0000
1



      5390968                              .6200
      124,277.89                          .0500
            8.6250                         .0000
            8.0050                         .1600
            7.7950                         .0000
            7.7950                         .0000

      5393222                              .5000
       71,911.07                          .0500
           10.3750                         .0000
            9.8750                         .1600
            9.6650                         .0000
            9.6650                         .0000

      5399907                              .6200
       39,181.13                          .0500
           10.7200                         .0000
           10.1000                         .1600
            9.8900                         .0000
            9.8900                         .0000

      5400485                              .5000
       68,878.96                          .0500
           10.1000                         .0000
            9.6000                         .1600
            9.3900                         .0000
            9.3900                         .0000

      5400606                              .5000
       54,923.83                          .0500
           11.2000                         .0000
           10.7000                         .1600
           10.4900                         .0000
           10.4900                         .0000

      5400802                              .5000
       88,817.15                          .0500
            9.3500                         .0000
            8.8500                         .1600
            8.6400                         .0000
            8.6400                         .0000

      5401485                              .5000
       59,838.07                          .0500
           11.2000                         .0000
           10.7000                         .1600
           10.4900                         .0000
           10.4900                         .0000

      5402813                              .5000
      109,673.51                          .0500
           10.7000                         .0000
           10.2000                         .1600
            9.9900                         .0000
            9.9900                         .0000
1



      5403989                              .2500
      399,788.79                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5404054                              .2500
      505,088.48                          .0500
            7.1250                         .0000
            6.8750                         .1600
            6.6650                         .0000
            6.6650                         .0000

      5405221                              .2500
      449,313.06                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5405224                              .2500
      295,559.29                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5405518                              .5000
       84,690.04                          .0500
            9.5500                         .0000
            9.0500                         .1600
            8.8400                         .0000
            8.8400                         .0000

      5407989                              .5000
       30,254.40                          .0500
           10.9000                         .0000
           10.4000                         .1600
           10.1900                         .0000
           10.1900                         .0000

      5411823                              .2500
      168,958.65                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5411824                              .2500
      135,672.92                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000
1



      5412059                              .2500
      459,315.09                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5412060                              .2500
      648,955.52                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5412366                              .2500
      386,651.67                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5415472                              .2500
       54,765.06                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5416860                              .5000
       51,430.61                          .0500
           11.1000                         .0000
           10.6000                         .1600
           10.3900                         .0000
           10.3900                         .0000

      5416861                              .5000
      106,330.64                          .0500
            9.5000                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      5416864                              .5000
      201,932.66                          .0500
           11.0000                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000

      5416867                              .5000
       63,913.25                          .0500
           12.4500                         .0000
           11.9500                         .1600
           11.7400                         .0000
           11.7400                         .0000
1



      5416868                              .5000
       23,608.46                          .0500
           12.1800                         .0000
           11.6800                         .1600
           11.4700                         .0000
           11.4700                         .0000

      5416869                              .5000
       54,865.94                          .0500
           12.3500                         .0000
           11.8500                         .1600
           11.6400                         .0000
           11.6400                         .0000

      5416871                              .5000
       63,478.15                          .0500
            9.5600                         .0000
            9.0600                         .1600
            8.8500                         .0000
            8.8500                         .0000

      5417482                              .2500
      239,888.03                          .0500
            9.7500                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      5418985                              .5000
       59,113.11                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5418986                              .5000
       24,133.95                          .0500
            9.8900                         .0000
            9.3900                         .1600
            9.1800                         .0000
            9.1800                         .0000

      5418989                              .5000
       36,506.24                          .0500
           10.9400                         .0000
           10.4400                         .1600
           10.2300                         .0000
           10.2300                         .0000

      5418990                              .5000
       63,735.73                          .0500
            7.9900                         .0000
            7.4900                         .1600
            7.2800                         .0000
            7.2800                         .0000
1



      5418991                              .5000
       55,088.11                          .0500
           10.4900                         .0000
            9.9900                         .1600
            9.7800                         .0000
            9.7800                         .0000

      5418992                              .5000
       98,803.82                          .0500
           10.6200                         .0000
           10.1200                         .1600
            9.9100                         .0000
            9.9100                         .0000

      5418995                              .5000
       82,588.25                          .0500
            9.3900                         .0000
            8.8900                         .1600
            8.6800                         .0000
            8.6800                         .0000

      5418997                              .5000
      136,427.70                          .0500
            9.5000                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      5419003                              .5000
      101,993.23                          .0500
            7.2500                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000

      5419005                              .5000
      185,129.59                          .0500
            9.6000                         .0000
            9.1000                         .1600
            8.8900                         .0000
            8.8900                         .0000

      5419007                              .5000
       82,305.20                          .0500
           10.1900                         .0000
            9.6900                         .1600
            9.4800                         .0000
            9.4800                         .0000

      5419015                              .5000
       34,510.64                          .0500
           12.1300                         .0000
           11.6300                         .1600
           11.4200                         .0000
           11.4200                         .0000
1



      5421104                              .5000
      297,156.88                          .0500
            7.5000                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5421108                              .2500
      438,911.69                          .0500
            7.0000                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000

      5421115                              .5000
      314,542.57                          .0500
            7.6250                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5421125                              .2500
      299,494.48                          .0500
            6.8750                         .0000
            6.6250                         .1600
            6.4150                         .0000
            6.4150                         .0000

      5421194                              .5000
      439,464.22                          .0500
            8.5000                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5424440                              .2500
      164,799.37                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5424444                              .2500
      113,874.99                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5424446                              .2500
      137,447.94                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000
1



      5424448                              .2500
      157,057.57                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5424449                              .2500
      103,380.46                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5424453                              .2500
      156,899.89                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5424454                              .2500
      263,606.92                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5424621                              .5000
       95,135.57                          .0500
           10.0000                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      5428050                              .2500
      172,668.51                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5429075                              .5000
       74,616.67                          .0500
           10.4000                         .0000
            9.9000                         .1600
            9.6900                         .0000
            9.6900                         .0000

      5429076                              .5000
       18,877.58                          .0500
           10.9500                         .0000
           10.4500                         .1600
           10.2400                         .0000
           10.2400                         .0000
1



      5429077                              .5000
       74,317.28                          .0500
           11.2400                         .0000
           10.7400                         .1600
           10.5300                         .0000
           10.5300                         .0000

      5429078                              .5000
       32,926.01                          .0500
           12.5000                         .0000
           12.0000                         .1600
           11.7900                         .0000
           11.7900                         .0000

      5429079                              .5000
       10,964.21                          .0500
           12.0900                         .0000
           11.5900                         .1600
           11.3800                         .0000
           11.3800                         .0000

      5429080                              .5000
       34,474.90                          .0500
           11.4400                         .0000
           10.9400                         .1600
           10.7300                         .0000
           10.7300                         .0000

      5429081                              .5000
       60,069.04                          .0500
           11.7500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      5429082                              .5000
       31,345.80                          .0500
           11.0000                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000

      5429083                              .5000
       24,909.28                          .0500
           12.5500                         .0000
           12.0500                         .1600
           11.8400                         .0000
           11.8400                         .0000

      5429084                              .5000
       38,536.07                          .0500
           10.9500                         .0000
           10.4500                         .1600
           10.2400                         .0000
           10.2400                         .0000
1



      5429085                              .5000
       23,880.31                          .0500
           11.8500                         .0000
           11.3500                         .1600
           11.1400                         .0000
           11.1400                         .0000

      5429086                              .5000
       47,820.04                          .0500
           11.8500                         .0000
           11.3500                         .1600
           11.1400                         .0000
           11.1400                         .0000

      5429087                              .5000
      111,886.63                          .0500
           11.9500                         .0000
           11.4500                         .1600
           11.2400                         .0000
           11.2400                         .0000

      5429088                              .5000
       55,834.16                          .0500
           12.0500                         .0000
           11.5500                         .1600
           11.3400                         .0000
           11.3400                         .0000

      5429089                              .5000
       28,120.13                          .0500
           11.7000                         .0000
           11.2000                         .1600
           10.9900                         .0000
           10.9900                         .0000

      5429090                              .5000
       24,875.93                          .0500
           10.9400                         .0000
           10.4400                         .1600
           10.2300                         .0000
           10.2300                         .0000

      5429091                              .5000
      123,382.93                          .0500
           12.5000                         .0000
           12.0000                         .1600
           11.7900                         .0000
           11.7900                         .0000

      5429092                              .5000
      144,841.10                          .0500
           10.6500                         .0000
           10.1500                         .1600
            9.9400                         .0000
            9.9400                         .0000
1



      5429093                              .5000
       31,686.39                          .0500
           11.4000                         .0000
           10.9000                         .1600
           10.6900                         .0000
           10.6900                         .0000

      5429094                              .5000
       19,768.52                          .0500
           12.0900                         .0000
           11.5900                         .1600
           11.3800                         .0000
           11.3800                         .0000

      5429095                              .5000
       23,726.49                          .0500
           12.6000                         .0000
           12.1000                         .1600
           11.8900                         .0000
           11.8900                         .0000

      5429096                              .5000
       27,126.95                          .0500
           12.0900                         .0000
           11.5900                         .1600
           11.3800                         .0000
           11.3800                         .0000

      5429097                              .5000
       22,433.30                          .0500
           12.5000                         .0000
           12.0000                         .1600
           11.7900                         .0000
           11.7900                         .0000

      5429098                              .5000
       22,698.91                          .0500
           11.8400                         .0000
           11.3400                         .1600
           11.1300                         .0000
           11.1300                         .0000

      5429099                              .5000
       34,864.42                          .0500
           12.0900                         .0000
           11.5900                         .1600
           11.3800                         .0000
           11.3800                         .0000

      5429100                              .5000
       60,924.78                          .0500
           11.4000                         .0000
           10.9000                         .1600
           10.6900                         .0000
           10.6900                         .0000
1



      5429101                              .5000
       71,516.80                          .0500
           11.3000                         .0000
           10.8000                         .1600
           10.5900                         .0000
           10.5900                         .0000

      5429102                              .5000
       25,694.96                          .0500
           12.0900                         .0000
           11.5900                         .1600
           11.3800                         .0000
           11.3800                         .0000

      5429103                              .5000
       70,833.50                          .0500
           11.8500                         .0000
           11.3500                         .1600
           11.1400                         .0000
           11.1400                         .0000

      5429104                              .5000
       23,319.77                          .0500
           11.8400                         .0000
           11.3400                         .1600
           11.1300                         .0000
           11.1300                         .0000

      5429105                              .5000
       31,897.66                          .0500
           12.6000                         .0000
           12.1000                         .1600
           11.8900                         .0000
           11.8900                         .0000

      5429106                              .5000
       70,072.58                          .0500
           11.1900                         .0000
           10.6900                         .1600
           10.4800                         .0000
           10.4800                         .0000

      5429107                              .5000
       35,598.80                          .0500
           11.2900                         .0000
           10.7900                         .1600
           10.5800                         .0000
           10.5800                         .0000

      5429108                              .5000
       56,083.17                          .0500
           12.5000                         .0000
           12.0000                         .1600
           11.7900                         .0000
           11.7900                         .0000
1



      5429109                              .5000
       22,402.32                          .0500
           11.7400                         .0000
           11.2400                         .1600
           11.0300                         .0000
           11.0300                         .0000

      5429110                              .5000
       89,664.40                          .0500
           11.4500                         .0000
           10.9500                         .1600
           10.7400                         .0000
           10.7400                         .0000

      5429111                              .5000
       13,706.67                          .0500
           13.0900                         .0000
           12.5900                         .1600
           12.3800                         .0000
           12.3800                         .0000

      5429112                              .5000
       22,613.28                          .0500
           12.0900                         .0000
           11.5900                         .1600
           11.3800                         .0000
           11.3800                         .0000

      5429113                              .5000
       17,033.94                          .0500
           11.2900                         .0000
           10.7900                         .1600
           10.5800                         .0000
           10.5800                         .0000

      5429114                              .5000
       93,167.97                          .0500
           12.1000                         .0000
           11.6000                         .1600
           11.3900                         .0000
           11.3900                         .0000

      5429115                              .5000
       34,805.40                          .0500
           10.3500                         .0000
            9.8500                         .1600
            9.6400                         .0000
            9.6400                         .0000

      5429116                              .5000
       14,582.20                          .0500
           12.0900                         .0000
           11.5900                         .1600
           11.3800                         .0000
           11.3800                         .0000
1



      5429117                              .5000
       27,859.08                          .0500
           12.5000                         .0000
           12.0000                         .1600
           11.7900                         .0000
           11.7900                         .0000

      5429119                              .5000
       23,663.09                          .0500
           12.0900                         .0000
           11.5900                         .1600
           11.3800                         .0000
           11.3800                         .0000

      5429122                              .5000
       20,897.18                          .0500
           11.6000                         .0000
           11.1000                         .1600
           10.8900                         .0000
           10.8900                         .0000

      5429123                              .5000
       50,978.25                          .0500
           12.3500                         .0000
           11.8500                         .1600
           11.6400                         .0000
           11.6400                         .0000

      5429125                              .5000
       63,101.72                          .0500
           12.1000                         .0000
           11.6000                         .1600
           11.3900                         .0000
           11.3900                         .0000

      5429126                              .5000
       18,276.74                          .0500
           12.2500                         .0000
           11.7500                         .1600
           11.5400                         .0000
           11.5400                         .0000

      5429127                              .5000
       25,119.30                          .0500
           11.6000                         .0000
           11.1000                         .1600
           10.8900                         .0000
           10.8900                         .0000

      5429128                              .5000
       20,345.47                          .0500
           11.8400                         .0000
           11.3400                         .1600
           11.1300                         .0000
           11.1300                         .0000
1



      5429129                              .5000
       33,805.15                          .0500
           12.1000                         .0000
           11.6000                         .1600
           11.3900                         .0000
           11.3900                         .0000

      5429130                              .5000
       67,832.95                          .0500
           13.3500                         .0000
           12.8500                         .1600
           12.6400                         .0000
           12.6400                         .0000

      5429131                              .5000
       15,447.82                          .0500
           12.3400                         .0000
           11.8400                         .1600
           11.6300                         .0000
           11.6300                         .0000

      5429132                              .5000
       83,686.79                          .0500
           11.4500                         .0000
           10.9500                         .1600
           10.7400                         .0000
           10.7400                         .0000

      5429133                              .5000
       21,396.23                          .0500
           11.0500                         .0000
           10.5500                         .1600
           10.3400                         .0000
           10.3400                         .0000

      5429134                              .5000
       67,106.41                          .0500
           12.2000                         .0000
           11.7000                         .1600
           11.4900                         .0000
           11.4900                         .0000

      5429135                              .5000
       26,854.02                          .0500
           11.3500                         .0000
           10.8500                         .1600
           10.6400                         .0000
           10.6400                         .0000

      5429136                              .5000
       21,755.11                          .0500
            9.6000                         .0000
            9.1000                         .1600
            8.8900                         .0000
            8.8900                         .0000
1



      5429137                              .5000
       47,395.95                          .0500
           10.8000                         .0000
           10.3000                         .1600
           10.0900                         .0000
           10.0900                         .0000

      5429138                              .5000
       87,012.45                          .0500
            9.5500                         .0000
            9.0500                         .1600
            8.8400                         .0000
            8.8400                         .0000

      5429139                              .5000
       44,873.68                          .0500
           12.7500                         .0000
           12.2500                         .1600
           12.0400                         .0000
           12.0400                         .0000

      5429140                              .5000
       11,446.86                          .0500
           11.2900                         .0000
           10.7900                         .1600
           10.5800                         .0000
           10.5800                         .0000

      5429141                              .5000
       18,780.44                          .0500
           12.0900                         .0000
           11.5900                         .1600
           11.3800                         .0000
           11.3800                         .0000

      5429142                              .5000
       48,263.26                          .0500
           11.7000                         .0000
           11.2000                         .1600
           10.9900                         .0000
           10.9900                         .0000

      5429143                              .5000
       33,324.79                          .0500
           11.4500                         .0000
           10.9500                         .1600
           10.7400                         .0000
           10.7400                         .0000

      5429144                              .5000
       33,339.77                          .0500
           11.9000                         .0000
           11.4000                         .1600
           11.1900                         .0000
           11.1900                         .0000
1



      5429146                              .5000
      372,410.59                          .0500
           10.8400                         .0000
           10.3400                         .1600
           10.1300                         .0000
           10.1300                         .0000

      5429147                              .5000
       11,456.96                          .0500
           12.0900                         .0000
           11.5900                         .1600
           11.3800                         .0000
           11.3800                         .0000

      5429148                              .5000
       69,725.55                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5429149                              .5000
       26,135.10                          .0500
           10.7000                         .0000
           10.2000                         .1600
            9.9900                         .0000
            9.9900                         .0000

      5429150                              .5000
       35,861.22                          .0500
           11.8500                         .0000
           11.3500                         .1600
           11.1400                         .0000
           11.1400                         .0000

      5429151                              .5000
       57,608.00                          .0500
           12.8500                         .0000
           12.3500                         .1600
           12.1400                         .0000
           12.1400                         .0000

      5429152                              .5000
       23,274.81                          .0500
           12.1000                         .0000
           11.6000                         .1600
           11.3900                         .0000
           11.3900                         .0000

      5429153                              .5000
       85,602.95                          .0500
           13.2000                         .0000
           12.7000                         .1600
           12.4900                         .0000
           12.4900                         .0000
1



      5429154                              .5000
       59,805.72                          .0500
           12.1000                         .0000
           11.6000                         .1600
           11.3900                         .0000
           11.3900                         .0000

      5429155                              .5000
       42,772.77                          .0500
           12.5000                         .0000
           12.0000                         .1600
           11.7900                         .0000
           11.7900                         .0000

      5429157                              .5000
       26,667.44                          .0500
           11.6000                         .0000
           11.1000                         .1600
           10.8900                         .0000
           10.8900                         .0000

      5429158                              .5000
       44,027.31                          .0500
           10.3000                         .0000
            9.8000                         .1600
            9.5900                         .0000
            9.5900                         .0000

      5429159                              .5000
       11,691.97                          .0500
           10.8500                         .0000
           10.3500                         .1600
           10.1400                         .0000
           10.1400                         .0000

      5429160                              .5000
       73,303.83                          .0500
           11.6000                         .0000
           11.1000                         .1600
           10.8900                         .0000
           10.8900                         .0000

      5429162                              .5000
       19,803.76                          .0500
           11.7000                         .0000
           11.2000                         .1600
           10.9900                         .0000
           10.9900                         .0000

      5429163                              .5000
       56,085.24                          .0500
           12.1000                         .0000
           11.6000                         .1600
           11.3900                         .0000
           11.3900                         .0000
1



      5429164                              .5000
       17,278.20                          .0500
           12.0900                         .0000
           11.5900                         .1600
           11.3800                         .0000
           11.3800                         .0000

      5429165                              .5000
       21,919.41                          .0500
           11.4000                         .0000
           10.9000                         .1600
           10.6900                         .0000
           10.6900                         .0000

      5429166                              .5000
       96,635.55                          .0500
           11.5500                         .0000
           11.0500                         .1600
           10.8400                         .0000
           10.8400                         .0000

      5429167                              .5000
       33,663.72                          .0500
           11.2900                         .0000
           10.7900                         .1600
           10.5800                         .0000
           10.5800                         .0000

      5429168                              .5000
       23,172.53                          .0500
           10.5500                         .0000
           10.0500                         .1600
            9.8400                         .0000
            9.8400                         .0000

      5429169                              .5000
       35,876.88                          .0500
           11.8500                         .0000
           11.3500                         .1600
           11.1400                         .0000
           11.1400                         .0000

      5429170                              .5000
       15,844.69                          .0500
           10.0500                         .0000
            9.5500                         .1600
            9.3400                         .0000
            9.3400                         .0000

      5429171                              .5000
       26,923.26                          .0500
           12.5500                         .0000
           12.0500                         .1600
           11.8400                         .0000
           11.8400                         .0000
1



      5429173                              .5000
       20,809.06                          .0500
           11.3000                         .0000
           10.8000                         .1600
           10.5900                         .0000
           10.5900                         .0000

      5429174                              .5000
       89,528.91                          .0500
           11.5000                         .0000
           11.0000                         .1600
           10.7900                         .0000
           10.7900                         .0000

      5429175                              .5000
       89,260.30                          .0500
            8.5000                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5429176                              .5000
      149,534.38                          .0500
           11.4000                         .0000
           10.9000                         .1600
           10.6900                         .0000
           10.6900                         .0000

      5429177                              .5000
       32,366.01                          .0500
            9.7000                         .0000
            9.2000                         .1600
            8.9900                         .0000
            8.9900                         .0000

      5429178                              .5000
       35,417.34                          .0500
           10.3900                         .0000
            9.8900                         .1600
            9.6800                         .0000
            9.6800                         .0000

      5429179                              .5000
       40,008.84                          .0500
           12.7500                         .0000
           12.2500                         .1600
           12.0400                         .0000
           12.0400                         .0000

      5429180                              .5000
       44,671.07                          .0500
           10.2500                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000
1



      5429181                              .5000
      104,919.87                          .0500
           11.6000                         .0000
           11.1000                         .1600
           10.8900                         .0000
           10.8900                         .0000

      5429182                              .5000
       47,809.97                          .0500
           11.6000                         .0000
           11.1000                         .1600
           10.8900                         .0000
           10.8900                         .0000

      5429183                              .5000
       34,356.48                          .0500
            9.1500                         .0000
            8.6500                         .1600
            8.4400                         .0000
            8.4400                         .0000

      5429184                              .5000
       37,212.86                          .0500
           10.5000                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000

      5429185                              .5000
      304,444.04                          .0500
            9.9900                         .0000
            9.4900                         .1600
            9.2800                         .0000
            9.2800                         .0000

      5429186                              .5000
       61,534.90                          .0500
           10.5500                         .0000
           10.0500                         .1600
            9.8400                         .0000
            9.8400                         .0000

      5429187                              .5000
       70,705.26                          .0500
           10.9500                         .0000
           10.4500                         .1600
           10.2400                         .0000
           10.2400                         .0000

      5429188                              .5000
       96,340.47                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000
1



      5429189                              .5000
      259,729.15                          .0500
            9.4500                         .0000
            8.9500                         .1600
            8.7400                         .0000
            8.7400                         .0000

      5429190                              .5000
       58,526.92                          .0500
           11.3500                         .0000
           10.8500                         .1600
           10.6400                         .0000
           10.6400                         .0000

      5429191                              .5000
       44,308.81                          .0500
           11.2800                         .0000
           10.7800                         .1600
           10.5700                         .0000
           10.5700                         .0000

      5429192                              .5000
       43,019.56                          .0500
           11.3500                         .0000
           10.8500                         .1600
           10.6400                         .0000
           10.6400                         .0000

      5429193                              .5000
       26,873.45                          .0500
           11.0500                         .0000
           10.5500                         .1600
           10.3400                         .0000
           10.3400                         .0000

      5429194                              .5000
       20,509.86                          .0500
           10.3000                         .0000
            9.8000                         .1600
            9.5900                         .0000
            9.5900                         .0000

      5429195                              .5000
       73,128.94                          .0500
           10.9400                         .0000
           10.4400                         .1600
           10.2300                         .0000
           10.2300                         .0000

      5429196                              .5000
      102,547.87                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000
1



      5429197                              .5000
       31,032.01                          .0500
           10.3000                         .0000
            9.8000                         .1600
            9.5900                         .0000
            9.5900                         .0000

      5429198                              .5000
       54,975.69                          .0500
           11.0500                         .0000
           10.5500                         .1600
           10.3400                         .0000
           10.3400                         .0000

      5429199                              .5000
       44,475.79                          .0500
            9.7500                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5429200                              .5000
      192,163.94                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5429201                              .5000
      216,116.97                          .0500
           11.6000                         .0000
           11.1000                         .1600
           10.8900                         .0000
           10.8900                         .0000

      5429202                              .5000
      149,326.48                          .0500
           10.7000                         .0000
           10.2000                         .1600
            9.9900                         .0000
            9.9900                         .0000

      5429203                              .5000
       69,588.28                          .0500
            9.7000                         .0000
            9.2000                         .1600
            8.9900                         .0000
            8.9900                         .0000

      5429204                              .5000
       31,545.81                          .0500
           10.5500                         .0000
           10.0500                         .1600
            9.8400                         .0000
            9.8400                         .0000
1



      5429205                              .5000
      217,297.01                          .0500
            9.9000                         .0000
            9.4000                         .1600
            9.1900                         .0000
            9.1900                         .0000

      5429206                              .5000
       63,660.41                          .0500
           10.6000                         .0000
           10.1000                         .1600
            9.8900                         .0000
            9.8900                         .0000

      5429207                              .5000
       63,423.11                          .0500
            9.9500                         .0000
            9.4500                         .1600
            9.2400                         .0000
            9.2400                         .0000

      5429208                              .5000
       28,668.66                          .0500
           10.9000                         .0000
           10.4000                         .1600
           10.1900                         .0000
           10.1900                         .0000

      5429209                              .5000
       72,637.24                          .0500
           10.1000                         .0000
            9.6000                         .1600
            9.3900                         .0000
            9.3900                         .0000

      5429210                              .5000
      129,559.38                          .0500
           11.9000                         .0000
           11.4000                         .1600
           11.1900                         .0000
           11.1900                         .0000

      5429211                              .5000
       73,524.85                          .0500
           11.4500                         .0000
           10.9500                         .1600
           10.7400                         .0000
           10.7400                         .0000

      5429212                              .5000
      131,364.47                          .0500
           10.2500                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000
1



      5429213                              .5000
      114,716.67                          .0500
           10.9000                         .0000
           10.4000                         .1600
           10.1900                         .0000
           10.1900                         .0000

      5429214                              .5000
       79,693.32                          .0500
           11.9000                         .0000
           11.4000                         .1600
           11.1900                         .0000
           11.1900                         .0000

      5429215                              .5000
       28,761.17                          .0500
           10.0400                         .0000
            9.5400                         .1600
            9.3300                         .0000
            9.3300                         .0000

      5429216                              .5000
       49,360.74                          .0500
           10.3500                         .0000
            9.8500                         .1600
            9.6400                         .0000
            9.6400                         .0000

      5429218                              .5000
       67,504.61                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5429219                              .5000
      123,127.82                          .0500
           11.9700                         .0000
           11.4700                         .1600
           11.2600                         .0000
           11.2600                         .0000

      5429220                              .5000
       29,650.34                          .0500
           11.3000                         .0000
           10.8000                         .1600
           10.5900                         .0000
           10.5900                         .0000

      5429221                              .5000
       38,860.77                          .0500
           11.6500                         .0000
           11.1500                         .1600
           10.9400                         .0000
           10.9400                         .0000
1



      5429222                              .5000
       51,234.79                          .0500
           10.7800                         .0000
           10.2800                         .1600
           10.0700                         .0000
           10.0700                         .0000

      5429223                              .5000
       41,069.43                          .0500
           10.7000                         .0000
           10.2000                         .1600
            9.9900                         .0000
            9.9900                         .0000

      5429224                              .5000
       89,626.42                          .0500
           10.9500                         .0000
           10.4500                         .1600
           10.2400                         .0000
           10.2400                         .0000

      5429225                              .5000
       55,814.68                          .0500
           12.0000                         .0000
           11.5000                         .1600
           11.2900                         .0000
           11.2900                         .0000

      5429226                              .5000
      104,088.63                          .0500
           11.7500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      5429227                              .5000
      135,117.13                          .0500
            8.9000                         .0000
            8.4000                         .1600
            8.1900                         .0000
            8.1900                         .0000

      5429228                              .5000
       65,661.57                          .0500
           10.4000                         .0000
            9.9000                         .1600
            9.6900                         .0000
            9.6900                         .0000

      5429229                              .5000
       39,680.80                          .0500
           10.3000                         .0000
            9.8000                         .1600
            9.5900                         .0000
            9.5900                         .0000
1



      5429230                              .5000
       55,714.42                          .0500
           10.8000                         .0000
           10.3000                         .1600
           10.0900                         .0000
           10.0900                         .0000

      5429231                              .5000
      103,529.94                          .0500
           10.5500                         .0000
           10.0500                         .1600
            9.8400                         .0000
            9.8400                         .0000

      5429232                              .5000
       55,671.43                          .0500
            9.3000                         .0000
            8.8000                         .1600
            8.5900                         .0000
            8.5900                         .0000

      5429233                              .5000
       19,875.34                          .0500
           12.5000                         .0000
           12.0000                         .1600
           11.7900                         .0000
           11.7900                         .0000

      5429235                              .5000
       21,506.11                          .0500
           12.3400                         .0000
           11.8400                         .1600
           11.6300                         .0000
           11.6300                         .0000

      5429236                              .5000
       21,922.09                          .0500
           11.6900                         .0000
           11.1900                         .1600
           10.9800                         .0000
           10.9800                         .0000

      5429237                              .5000
       84,276.12                          .0500
           12.7500                         .0000
           12.2500                         .1600
           12.0400                         .0000
           12.0400                         .0000

      5429238                              .5000
      108,561.76                          .0500
           11.1000                         .0000
           10.6000                         .1600
           10.3900                         .0000
           10.3900                         .0000
1



      5429239                              .5000
      100,990.03                          .0500
           10.6500                         .0000
           10.1500                         .1600
            9.9400                         .0000
            9.9400                         .0000

      5429240                              .5000
       19,789.20                          .0500
            9.4900                         .0000
            8.9900                         .1600
            8.7800                         .0000
            8.7800                         .0000

      5429241                              .5000
       29,163.27                          .0500
           12.5000                         .0000
           12.0000                         .1600
           11.7900                         .0000
           11.7900                         .0000

      5429242                              .5000
      128,452.94                          .0500
           10.8500                         .0000
           10.3500                         .1600
           10.1400                         .0000
           10.1400                         .0000

      5429243                              .5000
       78,708.59                          .0500
           11.5000                         .0000
           11.0000                         .1600
           10.7900                         .0000
           10.7900                         .0000

      5429244                              .5000
       56,803.53                          .0500
           11.3500                         .0000
           10.8500                         .1600
           10.6400                         .0000
           10.6400                         .0000

      5429245                              .5000
      187,185.67                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5429246                              .5000
       28,894.39                          .0500
           11.7000                         .0000
           11.2000                         .1600
           10.9900                         .0000
           10.9900                         .0000
1



      5429247                              .5000
       73,711.97                          .0500
           11.2500                         .0000
           10.7500                         .1600
           10.5400                         .0000
           10.5400                         .0000

      5429248                              .5000
       51,479.04                          .0500
            9.8500                         .0000
            9.3500                         .1600
            9.1400                         .0000
            9.1400                         .0000

      5429249                              .5000
       11,716.88                          .0500
           12.1000                         .0000
           11.6000                         .1600
           11.3900                         .0000
           11.3900                         .0000

      5429250                              .5000
       64,752.35                          .0500
           11.3500                         .0000
           10.8500                         .1600
           10.6400                         .0000
           10.6400                         .0000

      5429251                              .5000
       55,805.76                          .0500
           10.2000                         .0000
            9.7000                         .1600
            9.4900                         .0000
            9.4900                         .0000

      5429252                              .5000
       99,661.77                          .0500
           11.9000                         .0000
           11.4000                         .1600
           11.1900                         .0000
           11.1900                         .0000

      5429253                              .5000
       55,775.62                          .0500
           11.3000                         .0000
           10.8000                         .1600
           10.5900                         .0000
           10.5900                         .0000

      5429254                              .5000
       14,678.63                          .0500
           11.7500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000
1



      5429255                              .5000
       51,994.67                          .0500
           11.4200                         .0000
           10.9200                         .1600
           10.7100                         .0000
           10.7100                         .0000

      5429256                              .5000
       68,520.44                          .0500
           11.0500                         .0000
           10.5500                         .1600
           10.3400                         .0000
           10.3400                         .0000

      5429257                              .5000
       46,566.10                          .0500
           10.3000                         .0000
            9.8000                         .1600
            9.5900                         .0000
            9.5900                         .0000

      5429258                              .5000
       88,079.46                          .0500
           12.0500                         .0000
           11.5500                         .1600
           11.3400                         .0000
           11.3400                         .0000

      5429259                              .5000
       64,903.38                          .0500
           10.0500                         .0000
            9.5500                         .1600
            9.3400                         .0000
            9.3400                         .0000

      5429260                              .5000
      393,123.80                          .0500
            9.8400                         .0000
            9.3400                         .1600
            9.1300                         .0000
            9.1300                         .0000

      5429261                              .5000
       63,044.69                          .0500
           13.3500                         .0000
           12.8500                         .1600
           12.6400                         .0000
           12.6400                         .0000

      5429262                              .5000
       17,810.67                          .0500
           11.4000                         .0000
           10.9000                         .1600
           10.6900                         .0000
           10.6900                         .0000
1



      5429263                              .5000
       58,304.61                          .0500
           12.3000                         .0000
           11.8000                         .1600
           11.5900                         .0000
           11.5900                         .0000

      5429264                              .5000
       30,144.53                          .0500
           11.4500                         .0000
           10.9500                         .1600
           10.7400                         .0000
           10.7400                         .0000

      5429265                              .5000
       50,793.63                          .0500
           10.6000                         .0000
           10.1000                         .1600
            9.8900                         .0000
            9.8900                         .0000

      5429266                              .5000
       37,404.74                          .0500
           12.7500                         .0000
           12.2500                         .1600
           12.0400                         .0000
           12.0400                         .0000

      5429267                              .5000
       29,353.54                          .0500
           11.7000                         .0000
           11.2000                         .1600
           10.9900                         .0000
           10.9900                         .0000

      5429268                              .5000
       29,909.82                          .0500
           12.7500                         .0000
           12.2500                         .1600
           12.0400                         .0000
           12.0400                         .0000

      5429269                              .5000
       36,297.34                          .0500
           12.3400                         .0000
           11.8400                         .1600
           11.6300                         .0000
           11.6300                         .0000

      5429270                              .5000
       55,813.15                          .0500
           11.5000                         .0000
           11.0000                         .1600
           10.7900                         .0000
           10.7900                         .0000
1



      5429271                              .5000
       98,883.03                          .0500
           11.7000                         .0000
           11.2000                         .1600
           10.9900                         .0000
           10.9900                         .0000

      5429272                              .5000
       36,063.78                          .0500
           12.5000                         .0000
           12.0000                         .1600
           11.7900                         .0000
           11.7900                         .0000

      5429273                              .5000
       58,565.70                          .0500
           11.7000                         .0000
           11.2000                         .1600
           10.9900                         .0000
           10.9900                         .0000

      5429274                              .5000
       33,147.15                          .0500
           11.8500                         .0000
           11.3500                         .1600
           11.1400                         .0000
           11.1400                         .0000

      5429275                              .5000
       46,218.04                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5429276                              .5000
       38,264.81                          .0500
           11.9000                         .0000
           11.4000                         .1600
           11.1900                         .0000
           11.1900                         .0000

      5429277                              .5000
       22,450.90                          .0500
           12.0900                         .0000
           11.5900                         .1600
           11.3800                         .0000
           11.3800                         .0000

      5429278                              .5000
       14,165.87                          .0500
           12.0900                         .0000
           11.5900                         .1600
           11.3800                         .0000
           11.3800                         .0000
1



      5429279                              .5000
       28,713.34                          .0500
           12.0500                         .0000
           11.5500                         .1600
           11.3400                         .0000
           11.3400                         .0000

      5429280                              .5000
       39,835.37                          .0500
           11.6000                         .0000
           11.1000                         .1600
           10.8900                         .0000
           10.8900                         .0000

      5429281                              .5000
       62,200.61                          .0500
           11.7000                         .0000
           11.2000                         .1600
           10.9900                         .0000
           10.9900                         .0000

      5429282                              .5000
       45,325.37                          .0500
           10.8500                         .0000
           10.3500                         .1600
           10.1400                         .0000
           10.1400                         .0000

      5429283                              .5000
      105,885.51                          .0500
           12.0500                         .0000
           11.5500                         .1600
           11.3400                         .0000
           11.3400                         .0000

      5429284                              .5000
       41,838.84                          .0500
           10.8500                         .0000
           10.3500                         .1600
           10.1400                         .0000
           10.1400                         .0000

      5429285                              .5000
       38,863.88                          .0500
           11.3000                         .0000
           10.8000                         .1600
           10.5900                         .0000
           10.5900                         .0000

      5429286                              .5000
       53,632.28                          .0500
           10.8500                         .0000
           10.3500                         .1600
           10.1400                         .0000
           10.1400                         .0000
1



      5429287                              .5000
       45,704.77                          .0500
           11.7400                         .0000
           11.2400                         .1600
           11.0300                         .0000
           11.0300                         .0000

      5429288                              .5000
       47,863.94                          .0500
           12.3000                         .0000
           11.8000                         .1600
           11.5900                         .0000
           11.5900                         .0000

      5429289                              .5000
       24,689.16                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5429290                              .5000
       51,760.05                          .0500
           10.4000                         .0000
            9.9000                         .1600
            9.6900                         .0000
            9.6900                         .0000

      5429291                              .5000
       14,627.02                          .0500
           11.8400                         .0000
           11.3400                         .1600
           11.1300                         .0000
           11.1300                         .0000

      5429292                              .5000
       58,291.71                          .0500
           11.2000                         .0000
           10.7000                         .1600
           10.4900                         .0000
           10.4900                         .0000

      5429293                              .5000
      109,656.03                          .0500
           11.8000                         .0000
           11.3000                         .1600
           11.0900                         .0000
           11.0900                         .0000

      5429294                              .5000
       27,032.86                          .0500
           12.5900                         .0000
           12.0900                         .1600
           11.8800                         .0000
           11.8800                         .0000
1



      5429295                              .5000
       44,296.88                          .0500
           11.5400                         .0000
           11.0400                         .1600
           10.8300                         .0000
           10.8300                         .0000

      5429296                              .5000
       78,451.01                          .0500
           10.9000                         .0000
           10.4000                         .1600
           10.1900                         .0000
           10.1900                         .0000

      5429298                              .5000
       81,872.03                          .0500
           11.6000                         .0000
           11.1000                         .1600
           10.8900                         .0000
           10.8900                         .0000

      5429299                              .5000
       32,286.99                          .0500
           11.8500                         .0000
           11.3500                         .1600
           11.1400                         .0000
           11.1400                         .0000

      5429300                              .5000
       14,848.10                          .0500
           13.1000                         .0000
           12.6000                         .1600
           12.3900                         .0000
           12.3900                         .0000

      5429301                              .5000
       21,935.25                          .0500
           12.0900                         .0000
           11.5900                         .1600
           11.3800                         .0000
           11.3800                         .0000

      5429302                              .5000
       34,229.57                          .0500
           11.4500                         .0000
           10.9500                         .1600
           10.7400                         .0000
           10.7400                         .0000

      5429303                              .5000
       74,536.57                          .0500
           11.2500                         .0000
           10.7500                         .1600
           10.5400                         .0000
           10.5400                         .0000
1



      5429304                              .5000
       59,158.44                          .0500
           11.1700                         .0000
           10.6700                         .1600
           10.4600                         .0000
           10.4600                         .0000

      5429305                              .5000
       74,536.57                          .0500
           11.2500                         .0000
           10.7500                         .1600
           10.5400                         .0000
           10.5400                         .0000

      5429306                              .5000
      119,313.30                          .0500
           11.6500                         .0000
           11.1500                         .1600
           10.9400                         .0000
           10.9400                         .0000

      5429307                              .5000
       71,772.33                          .0500
           11.7500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      5429308                              .5000
       62,926.04                          .0500
           12.1900                         .0000
           11.6900                         .1600
           11.4800                         .0000
           11.4800                         .0000

      5429309                              .5000
       22,512.93                          .0500
           10.6500                         .0000
           10.1500                         .1600
            9.9400                         .0000
            9.9400                         .0000

      5429310                              .5000
       19,562.21                          .0500
           12.8500                         .0000
           12.3500                         .1600
           12.1400                         .0000
           12.1400                         .0000

      5429311                              .5000
       62,934.13                          .0500
           11.0000                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000
1



      5429312                              .5000
      263,998.15                          .0500
           10.9200                         .0000
           10.4200                         .1600
           10.2100                         .0000
           10.2100                         .0000

      5429313                              .5000
      118,385.27                          .0500
           11.9000                         .0000
           11.4000                         .1600
           11.1900                         .0000
           11.1900                         .0000

      5429314                              .5000
       37,113.64                          .0500
           12.2000                         .0000
           11.7000                         .1600
           11.4900                         .0000
           11.4900                         .0000

      5429315                              .5000
       24,926.58                          .0500
           12.0900                         .0000
           11.5900                         .1600
           11.3800                         .0000
           11.3800                         .0000

      5429316                              .5000
       73,080.33                          .0500
           11.0500                         .0000
           10.5500                         .1600
           10.3400                         .0000
           10.3400                         .0000

      5429317                              .5000
       67,267.80                          .0500
           10.4500                         .0000
            9.9500                         .1600
            9.7400                         .0000
            9.7400                         .0000

      5429318                              .5000
       34,840.96                          .0500
           10.0500                         .0000
            9.5500                         .1600
            9.3400                         .0000
            9.3400                         .0000

      5429319                              .5000
       17,958.19                          .0500
           13.2000                         .0000
           12.7000                         .1600
           12.4900                         .0000
           12.4900                         .0000
1



      5429321                              .5000
       84,644.90                          .0500
           10.4500                         .0000
            9.9500                         .1600
            9.7400                         .0000
            9.7400                         .0000

      5429322                              .5000
       63,534.29                          .0500
           11.4500                         .0000
           10.9500                         .1600
           10.7400                         .0000
           10.7400                         .0000

      5429323                              .5000
       28,411.23                          .0500
           12.3400                         .0000
           11.8400                         .1600
           11.6300                         .0000
           11.6300                         .0000

      5429324                              .5000
       20,831.23                          .0500
           11.4900                         .0000
           10.9900                         .1600
           10.7800                         .0000
           10.7800                         .0000

      5429325                              .5000
      373,336.04                          .0500
           11.2000                         .0000
           10.7000                         .1600
           10.4900                         .0000
           10.4900                         .0000

      5429326                              .5000
       52,036.51                          .0500
           11.8000                         .0000
           11.3000                         .1600
           11.0900                         .0000
           11.0900                         .0000

      5429327                              .5000
       46,262.63                          .0500
           12.0500                         .0000
           11.5500                         .1600
           11.3400                         .0000
           11.3400                         .0000

      5429328                              .5000
       27,477.21                          .0500
           10.1500                         .0000
            9.6500                         .1600
            9.4400                         .0000
            9.4400                         .0000
1



      5429329                              .5000
       19,791.28                          .0500
           12.1000                         .0000
           11.6000                         .1600
           11.3900                         .0000
           11.3900                         .0000

      5429331                              .5000
       62,036.50                          .0500
            8.8500                         .0000
            8.3500                         .1600
            8.1400                         .0000
            8.1400                         .0000

      5429332                              .5000
       49,218.32                          .0500
           11.0500                         .0000
           10.5500                         .1600
           10.3400                         .0000
           10.3400                         .0000

      5429333                              .5000
       89,696.38                          .0500
           11.4500                         .0000
           10.9500                         .1600
           10.7400                         .0000
           10.7400                         .0000

      5429334                              .5000
       69,895.33                          .0500
           11.6000                         .0000
           11.1000                         .1600
           10.8900                         .0000
           10.8900                         .0000

      5429335                              .5000
       57,228.41                          .0500
           11.5000                         .0000
           11.0000                         .1600
           10.7900                         .0000
           10.7900                         .0000

      5429336                              .5000
       60,410.96                          .0500
           13.2000                         .0000
           12.7000                         .1600
           12.4900                         .0000
           12.4900                         .0000

      5429337                              .5000
       39,803.41                          .0500
            9.8500                         .0000
            9.3500                         .1600
            9.1400                         .0000
            9.1400                         .0000
1



      5429338                              .5000
       49,836.74                          .0500
           11.6000                         .0000
           11.1000                         .1600
           10.8900                         .0000
           10.8900                         .0000

      5429339                              .5000
       29,911.85                          .0500
           12.1000                         .0000
           11.6000                         .1600
           11.3900                         .0000
           11.3900                         .0000

      5429340                              .5000
      159,317.20                          .0500
           10.3500                         .0000
            9.8500                         .1600
            9.6400                         .0000
            9.6400                         .0000

      5429341                              .5000
       49,518.24                          .0500
           11.1000                         .0000
           10.6000                         .1600
           10.3900                         .0000
           10.3900                         .0000

      5429342                              .5000
       84,694.74                          .0500
           11.6000                         .0000
           11.1000                         .1600
           10.8900                         .0000
           10.8900                         .0000

      5429343                              .5000
       29,324.91                          .0500
           10.6000                         .0000
           10.1000                         .1600
            9.8900                         .0000
            9.8900                         .0000

      5429344                              .5000
       41,794.14                          .0500
            9.6900                         .0000
            9.1900                         .1600
            8.9800                         .0000
            8.9800                         .0000

      5429345                              .5000
       18,396.75                          .0500
           11.9500                         .0000
           11.4500                         .1600
           11.2400                         .0000
           11.2400                         .0000
1



      5429346                              .5000
       57,327.68                          .0500
           11.4500                         .0000
           10.9500                         .1600
           10.7400                         .0000
           10.7400                         .0000

      5429347                              .5000
      135,385.97                          .0500
           10.8400                         .0000
           10.3400                         .1600
           10.1300                         .0000
           10.1300                         .0000

      5429348                              .5000
       71,678.16                          .0500
           10.1300                         .0000
            9.6300                         .1600
            9.4200                         .0000
            9.4200                         .0000

      5429349                              .5000
       37,885.88                          .0500
           10.9500                         .0000
           10.4500                         .1600
           10.2400                         .0000
           10.2400                         .0000

      5429350                              .5000
       34,784.82                          .0500
           11.5500                         .0000
           11.0500                         .1600
           10.8400                         .0000
           10.8400                         .0000

      5429351                              .5000
      125,522.17                          .0500
           12.8500                         .0000
           12.3500                         .1600
           12.1400                         .0000
           12.1400                         .0000

      5429352                              .5000
       18,086.75                          .0500
           11.3400                         .0000
           10.8400                         .1600
           10.6300                         .0000
           10.6300                         .0000

      5429353                              .5000
       39,803.15                          .0500
            9.6900                         .0000
            9.1900                         .1600
            8.9800                         .0000
            8.9800                         .0000
1



      5429354                              .5000
       87,869.84                          .0500
           10.4500                         .0000
            9.9500                         .1600
            9.7400                         .0000
            9.7400                         .0000

      5429355                              .5000
       59,271.65                          .0500
           10.8500                         .0000
           10.3500                         .1600
           10.1400                         .0000
           10.1400                         .0000

      5429356                              .5000
       53,024.71                          .0500
           10.5500                         .0000
           10.0500                         .1600
            9.8400                         .0000
            9.8400                         .0000

      5429357                              .5000
      241,405.94                          .0500
           11.3000                         .0000
           10.8000                         .1600
           10.5900                         .0000
           10.5900                         .0000

      5429358                              .5000
       56,941.88                          .0500
            9.3000                         .0000
            8.8000                         .1600
            8.5900                         .0000
            8.5900                         .0000

      5429359                              .5000
       19,625.92                          .0500
           12.3400                         .0000
           11.8400                         .1600
           11.6300                         .0000
           11.6300                         .0000

      5429360                              .5000
       37,527.52                          .0500
           10.4900                         .0000
            9.9900                         .1600
            9.7800                         .0000
            9.7800                         .0000

      5429361                              .5000
       18,649.80                          .0500
           12.5000                         .0000
           12.0000                         .1600
           11.7900                         .0000
           11.7900                         .0000
1



      5429362                              .5000
       26,080.07                          .0500
           10.9500                         .0000
           10.4500                         .1600
           10.2400                         .0000
           10.2400                         .0000

      5429363                              .5000
       24,475.31                          .0500
           10.6500                         .0000
           10.1500                         .1600
            9.9400                         .0000
            9.9400                         .0000

      5429364                              .5000
       40,690.22                          .0500
           12.0500                         .0000
           11.5500                         .1600
           11.3400                         .0000
           11.3400                         .0000

      5429365                              .5000
       28,716.72                          .0500
           12.4500                         .0000
           11.9500                         .1600
           11.7400                         .0000
           11.7400                         .0000

      5429366                              .5000
       24,449.03                          .0500
           12.3400                         .0000
           11.8400                         .1600
           11.6300                         .0000
           11.6300                         .0000

      5429367                              .5000
       14,317.67                          .0500
           10.0000                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      5429368                              .5000
      130,157.53                          .0500
           12.6000                         .0000
           12.1000                         .1600
           11.8900                         .0000
           11.8900                         .0000

      5429369                              .5000
      247,174.37                          .0500
           11.4900                         .0000
           10.9900                         .1600
           10.7800                         .0000
           10.7800                         .0000
1



      5429370                              .5000
       51,614.26                          .0500
           12.6000                         .0000
           12.1000                         .1600
           11.8900                         .0000
           11.8900                         .0000

      5429371                              .5000
       27,930.44                          .0500
           12.8500                         .0000
           12.3500                         .1600
           12.1400                         .0000
           12.1400                         .0000

      5429372                              .5000
       64,745.22                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5429373                              .5000
       97,199.03                          .0500
           10.5300                         .0000
           10.0300                         .1600
            9.8200                         .0000
            9.8200                         .0000

      5429374                              .5000
       85,660.56                          .0500
           10.8000                         .0000
           10.3000                         .1600
           10.0900                         .0000
           10.0900                         .0000

      5429375                              .5000
      159,602.77                          .0500
           12.8500                         .0000
           12.3500                         .1600
           12.1400                         .0000
           12.1400                         .0000

      5429376                              .5000
       68,214.61                          .0500
           11.9500                         .0000
           11.4500                         .1600
           11.2400                         .0000
           11.2400                         .0000

      5429377                              .5000
      127,023.93                          .0500
            9.7800                         .0000
            9.2800                         .1600
            9.0700                         .0000
            9.0700                         .0000
1



      5429378                              .5000
      114,006.50                          .0500
           11.5500                         .0000
           11.0500                         .1600
           10.8400                         .0000
           10.8400                         .0000

      5429379                              .5000
       23,739.57                          .0500
           10.1000                         .0000
            9.6000                         .1600
            9.3900                         .0000
            9.3900                         .0000

      5429380                              .5000
      106,010.13                          .0500
           11.4500                         .0000
           10.9500                         .1600
           10.7400                         .0000
           10.7400                         .0000

      5429381                              .5000
       83,641.36                          .0500
           10.3500                         .0000
            9.8500                         .1600
            9.6400                         .0000
            9.6400                         .0000

      5429382                              .5000
       82,194.25                          .0500
           11.1000                         .0000
           10.6000                         .1600
           10.3900                         .0000
           10.3900                         .0000

      5429383                              .5000
       39,854.30                          .0500
           10.2000                         .0000
            9.7000                         .1600
            9.4900                         .0000
            9.4900                         .0000

      5429384                              .5000
       29,361.45                          .0500
           10.6000                         .0000
           10.1000                         .1600
            9.8900                         .0000
            9.8900                         .0000

      5429386                              .5000
       55,787.43                          .0500
           10.9000                         .0000
           10.4000                         .1600
           10.1900                         .0000
           10.1900                         .0000
1



      5429387                              .5000
       18,013.37                          .0500
           10.8000                         .0000
           10.3000                         .1600
           10.0900                         .0000
           10.0900                         .0000

      5429388                              .5000
       47,368.44                          .0500
           11.8500                         .0000
           11.3500                         .1600
           11.1400                         .0000
           11.1400                         .0000

      5429389                              .5000
       87,610.84                          .0500
           10.3500                         .0000
            9.8500                         .1600
            9.6400                         .0000
            9.6400                         .0000

      5429390                              .5000
       69,808.16                          .0500
           11.9000                         .0000
           11.4000                         .1600
           11.1900                         .0000
           11.1900                         .0000

      5429391                              .5000
       60,634.24                          .0500
           12.4500                         .0000
           11.9500                         .1600
           11.7400                         .0000
           11.7400                         .0000

      5429394                              .5000
       41,209.40                          .0500
           12.8500                         .0000
           12.3500                         .1600
           12.1400                         .0000
           12.1400                         .0000

      5429395                              .5000
       47,909.51                          .0500
           10.1000                         .0000
            9.6000                         .1600
            9.3900                         .0000
            9.3900                         .0000

      5429396                              .5000
       17,672.76                          .0500
           12.3400                         .0000
           11.8400                         .1600
           11.6300                         .0000
           11.6300                         .0000
1



      5429397                              .5000
       24,577.39                          .0500
            9.0900                         .0000
            8.5900                         .1600
            8.3800                         .0000
            8.3800                         .0000

      5429398                              .5000
       79,773.52                          .0500
           11.7500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      5429399                              .5000
       73,248.53                          .0500
            9.6400                         .0000
            9.1400                         .1600
            8.9300                         .0000
            8.9300                         .0000

      5429400                              .5000
       93,153.27                          .0500
            8.7900                         .0000
            8.2900                         .1600
            8.0800                         .0000
            8.0800                         .0000

      5429401                              .5000
       43,582.15                          .0500
           11.9700                         .0000
           11.4700                         .1600
           11.2600                         .0000
           11.2600                         .0000

      5429403                              .5000
       59,854.30                          .0500
           12.4500                         .0000
           11.9500                         .1600
           11.7400                         .0000
           11.7400                         .0000

      5429404                              .5000
      111,699.99                          .0500
           12.4500                         .0000
           11.9500                         .1600
           11.7400                         .0000
           11.7400                         .0000

      5429405                              .5000
       63,608.28                          .0500
           12.8500                         .0000
           12.3500                         .1600
           12.1400                         .0000
           12.1400                         .0000
1



      5429406                              .5000
       51,832.38                          .0500
           11.1500                         .0000
           10.6500                         .1600
           10.4400                         .0000
           10.4400                         .0000

      5429407                              .5000
       76,776.73                          .0500
           11.6400                         .0000
           11.1400                         .1600
           10.9300                         .0000
           10.9300                         .0000

      5429408                              .5000
       47,786.50                          .0500
            9.6300                         .0000
            9.1300                         .1600
            8.9200                         .0000
            8.9200                         .0000

      5429409                              .5000
       50,824.50                          .0500
           11.1000                         .0000
           10.6000                         .1600
           10.3900                         .0000
           10.3900                         .0000

      5429410                              .5000
       22,939.72                          .0500
           10.8400                         .0000
           10.3400                         .1600
           10.1300                         .0000
           10.1300                         .0000

      5429411                              .5000
       41,482.28                          .0500
           11.7500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      5429412                              .5000
      107,737.75                          .0500
           12.4500                         .0000
           11.9500                         .1600
           11.7400                         .0000
           11.7400                         .0000

      5429413                              .5000
      127,671.63                          .0500
           12.2000                         .0000
           11.7000                         .1600
           11.4900                         .0000
           11.4900                         .0000
1



      5429414                              .5000
       57,420.28                          .0500
           11.3000                         .0000
           10.8000                         .1600
           10.5900                         .0000
           10.5900                         .0000

      5429415                              .5000
       43,893.13                          .0500
           12.4500                         .0000
           11.9500                         .1600
           11.7400                         .0000
           11.7400                         .0000

      5429416                              .5000
       99,701.12                          .0500
           11.5000                         .0000
           11.0000                         .1600
           10.7900                         .0000
           10.7900                         .0000

      5429417                              .5000
       61,366.92                          .0500
           10.4000                         .0000
            9.9000                         .1600
            9.6900                         .0000
            9.6900                         .0000

      5429418                              .5000
       24,223.67                          .0500
           11.0000                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000

      5429419                              .5000
       16,458.96                          .0500
           12.3400                         .0000
           11.8400                         .1600
           11.6300                         .0000
           11.6300                         .0000

      5429420                              .5000
       34,887.14                          .0500
           11.1500                         .0000
           10.6500                         .1600
           10.4400                         .0000
           10.4400                         .0000

      5429421                              .5000
      148,055.62                          .0500
           12.2500                         .0000
           11.7500                         .1600
           11.5400                         .0000
           11.5400                         .0000
1



      5429422                              .5000
       37,130.84                          .0500
           13.1000                         .0000
           12.6000                         .1600
           12.3900                         .0000
           12.3900                         .0000

      5429423                              .5000
       14,553.96                          .0500
           10.2400                         .0000
            9.7400                         .1600
            9.5300                         .0000
            9.5300                         .0000

      5429424                              .5000
       24,576.96                          .0500
           11.5400                         .0000
           11.0400                         .1600
           10.8300                         .0000
           10.8300                         .0000

      5429425                              .5000
       28,508.85                          .0500
           11.5000                         .0000
           11.0000                         .1600
           10.7900                         .0000
           10.7900                         .0000

      5429426                              .5000
       18,263.43                          .0500
           11.9500                         .0000
           11.4500                         .1600
           11.2400                         .0000
           11.2400                         .0000

      5429427                              .5000
       55,042.02                          .0500
           11.7000                         .0000
           11.2000                         .1600
           10.9900                         .0000
           10.9900                         .0000

      5429428                              .5000
       62,147.78                          .0500
           10.9000                         .0000
           10.4000                         .1600
           10.1900                         .0000
           10.1900                         .0000

      5429429                              .5000
       38,690.53                          .0500
            9.8500                         .0000
            9.3500                         .1600
            9.1400                         .0000
            9.1400                         .0000
1



      5429430                              .5000
       49,863.00                          .0500
           11.9000                         .0000
           11.4000                         .1600
           11.1900                         .0000
           11.1900                         .0000

      5429431                              .5000
       50,067.25                          .0500
           10.5500                         .0000
           10.0500                         .1600
            9.8400                         .0000
            9.8400                         .0000

      5429432                              .5000
       51,577.34                          .0500
           11.8500                         .0000
           11.3500                         .1600
           11.1400                         .0000
           11.1400                         .0000

      5429433                              .5000
       55,754.33                          .0500
           11.5500                         .0000
           11.0500                         .1600
           10.8400                         .0000
           10.8400                         .0000

      5429434                              .5000
       72,036.41                          .0500
           11.5500                         .0000
           11.0500                         .1600
           10.8400                         .0000
           10.8400                         .0000

      5429435                              .5000
       21,979.45                          .0500
           12.3000                         .0000
           11.8000                         .1600
           11.5900                         .0000
           11.5900                         .0000

      5429436                              .5000
       38,143.56                          .0500
           10.2500                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000

      5429437                              .5000
       19,978.31                          .0500
           12.5400                         .0000
           12.0400                         .1600
           11.8300                         .0000
           11.8300                         .0000
1



      5429438                              .5000
       64,579.63                          .0500
           10.9000                         .0000
           10.4000                         .1600
           10.1900                         .0000
           10.1900                         .0000

      5429439                              .5000
       93,372.81                          .0500
           10.2300                         .0000
            9.7300                         .1600
            9.5200                         .0000
            9.5200                         .0000

      5429440                              .5000
       23,495.93                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5429441                              .5000
       66,448.41                          .0500
            9.8800                         .0000
            9.3800                         .1600
            9.1700                         .0000
            9.1700                         .0000

      5429442                              .5000
       24,624.45                          .0500
           11.5400                         .0000
           11.0400                         .1600
           10.8300                         .0000
           10.8300                         .0000

      5429443                              .5000
       42,983.09                          .0500
           10.2500                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000

      5429444                              .5000
       53,454.79                          .0500
           11.9500                         .0000
           11.4500                         .1600
           11.2400                         .0000
           11.2400                         .0000

      5429445                              .5000
       31,227.07                          .0500
           11.7500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000
1



      5429446                              .5000
       68,824.88                          .0500
           12.2500                         .0000
           11.7500                         .1600
           11.5400                         .0000
           11.5400                         .0000

      5429447                              .5000
       38,519.02                          .0500
            9.9500                         .0000
            9.4500                         .1600
            9.2400                         .0000
            9.2400                         .0000

      5429448                              .5000
       32,095.72                          .0500
           12.3000                         .0000
           11.8000                         .1600
           11.5900                         .0000
           11.5900                         .0000

      5429449                              .5000
       37,699.80                          .0500
           12.0500                         .0000
           11.5500                         .1600
           11.3400                         .0000
           11.3400                         .0000

      5429450                              .5000
       39,858.34                          .0500
           11.8500                         .0000
           11.3500                         .1600
           11.1400                         .0000
           11.1400                         .0000

      5429451                              .5000
       67,325.38                          .0500
           11.6000                         .0000
           11.1000                         .1600
           10.8900                         .0000
           10.8900                         .0000

      5429452                              .5000
      101,266.89                          .0500
           10.5000                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000

      5429453                              .5000
       72,283.18                          .0500
           11.5000                         .0000
           11.0000                         .1600
           10.7900                         .0000
           10.7900                         .0000
1



      5429454                              .5000
       53,549.07                          .0500
           12.9500                         .0000
           12.4500                         .1600
           12.2400                         .0000
           12.2400                         .0000

      5429455                              .5000
       87,006.24                          .0500
           10.9500                         .0000
           10.4500                         .1600
           10.2400                         .0000
           10.2400                         .0000

      5429456                              .5000
       71,775.31                          .0500
           11.3000                         .0000
           10.8000                         .1600
           10.5900                         .0000
           10.5900                         .0000

      5429457                              .5000
       90,644.60                          .0500
           10.2500                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000

      5429458                              .5000
       22,295.69                          .0500
           12.3500                         .0000
           11.8500                         .1600
           11.6400                         .0000
           11.6400                         .0000

      5429460                              .5000
       84,230.04                          .0500
           12.2500                         .0000
           11.7500                         .1600
           11.5400                         .0000
           11.5400                         .0000

      5429461                              .5000
       83,132.19                          .0500
           10.4000                         .0000
            9.9000                         .1600
            9.6900                         .0000
            9.6900                         .0000

      5429462                              .5000
       29,353.39                          .0500
            9.0800                         .0000
            8.5800                         .1600
            8.3700                         .0000
            8.3700                         .0000
1



      5429463                              .5000
       59,690.58                          .0500
           11.8500                         .0000
           11.3500                         .1600
           11.1400                         .0000
           11.1400                         .0000

      5429464                              .5000
       37,009.63                          .0500
           11.3500                         .0000
           10.8500                         .1600
           10.6400                         .0000
           10.6400                         .0000

      5429465                              .5000
       20,050.29                          .0500
           11.7500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      5429467                              .5000
       48,850.96                          .0500
           10.8500                         .0000
           10.3500                         .1600
           10.1400                         .0000
           10.1400                         .0000

      5429469                              .5000
       46,690.28                          .0500
           12.0500                         .0000
           11.5500                         .1600
           11.3400                         .0000
           11.3400                         .0000

      5429470                              .5000
       43,903.40                          .0500
           12.3500                         .0000
           11.8500                         .1600
           11.6400                         .0000
           11.6400                         .0000

      5429471                              .5000
       14,698.69                          .0500
           10.8500                         .0000
           10.3500                         .1600
           10.1400                         .0000
           10.1400                         .0000

      5429472                              .5000
       95,740.61                          .0500
           11.4000                         .0000
           10.9000                         .1600
           10.6900                         .0000
           10.6900                         .0000
1



      5429473                              .5000
       82,540.83                          .0500
           12.7500                         .0000
           12.2500                         .1600
           12.0400                         .0000
           12.0400                         .0000

      5429474                              .5000
       26,571.04                          .0500
           12.3000                         .0000
           11.8000                         .1600
           11.5900                         .0000
           11.5900                         .0000

      5429475                              .5000
      125,756.58                          .0500
           12.3000                         .0000
           11.8000                         .1600
           11.5900                         .0000
           11.5900                         .0000

      5429476                              .5000
       82,566.40                          .0500
           11.2000                         .0000
           10.7000                         .1600
           10.4900                         .0000
           10.4900                         .0000

      5429477                              .5000
       24,718.01                          .0500
            9.6900                         .0000
            9.1900                         .1600
            8.9800                         .0000
            8.9800                         .0000

      5429478                              .5000
       55,767.88                          .0500
           11.4000                         .0000
           10.9000                         .1600
           10.6900                         .0000
           10.6900                         .0000

      5429479                              .5000
       59,804.98                          .0500
           11.1500                         .0000
           10.6500                         .1600
           10.4400                         .0000
           10.4400                         .0000

      5429480                              .5000
       49,399.42                          .0500
           12.7000                         .0000
           12.2000                         .1600
           11.9900                         .0000
           11.9900                         .0000
1



      5429481                              .5000
       31,430.90                          .0500
           12.3500                         .0000
           11.8500                         .1600
           11.6400                         .0000
           11.6400                         .0000

      5429482                              .5000
       38,278.79                          .0500
           10.8000                         .0000
           10.3000                         .1600
           10.0900                         .0000
           10.0900                         .0000

      5429483                              .5000
       57,643.49                          .0500
           11.3900                         .0000
           10.8900                         .1600
           10.6800                         .0000
           10.6800                         .0000

      5429484                              .5000
       91,135.83                          .0500
           12.0500                         .0000
           11.5500                         .1600
           11.3400                         .0000
           11.3400                         .0000

      5429485                              .5000
       64,886.56                          .0500
           10.5000                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000

      5429486                              .5000
       87,581.94                          .0500
           12.3400                         .0000
           11.8400                         .1600
           11.6300                         .0000
           11.6300                         .0000

      5429487                              .5000
       42,814.37                          .0500
            9.3000                         .0000
            8.8000                         .1600
            8.5900                         .0000
            8.5900                         .0000

      5429488                              .5000
       69,556.49                          .0500
           12.6400                         .0000
           12.1400                         .1600
           11.9300                         .0000
           11.9300                         .0000
1



      5429489                              .5000
       27,769.99                          .0500
           12.1500                         .0000
           11.6500                         .1600
           11.4400                         .0000
           11.4400                         .0000

      5429490                              .5000
       65,503.38                          .0500
           11.4500                         .0000
           10.9500                         .1600
           10.7400                         .0000
           10.7400                         .0000

      5429491                              .5000
       53,834.04                          .0500
           10.9000                         .0000
           10.4000                         .1600
           10.1900                         .0000
           10.1900                         .0000

      5429492                              .5000
      138,252.96                          .0500
           11.7500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      5429493                              .5000
       63,779.69                          .0500
           12.3500                         .0000
           11.8500                         .1600
           11.6400                         .0000
           11.6400                         .0000

      5429495                              .5000
       50,284.84                          .0500
            9.2500                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5429496                              .5000
       57,929.45                          .0500
           12.0500                         .0000
           11.5500                         .1600
           11.3400                         .0000
           11.3400                         .0000

      5429497                              .5000
       70,038.99                          .0500
           12.1500                         .0000
           11.6500                         .1600
           11.4400                         .0000
           11.4400                         .0000
1



      5429498                              .5000
       57,447.85                          .0500
           12.6500                         .0000
           12.1500                         .1600
           11.9400                         .0000
           11.9400                         .0000

      5429499                              .5000
       53,828.08                          .0500
           10.8500                         .0000
           10.3500                         .1600
           10.1400                         .0000
           10.1400                         .0000

      5429500                              .5000
       19,837.27                          .0500
           12.2400                         .0000
           11.7400                         .1600
           11.5300                         .0000
           11.5300                         .0000

      5429501                              .5000
       33,909.14                          .0500
           11.4500                         .0000
           10.9500                         .1600
           10.7400                         .0000
           10.7400                         .0000

      5429502                              .5000
      114,465.42                          .0500
           11.0500                         .0000
           10.5500                         .1600
           10.3400                         .0000
           10.3400                         .0000

      5429503                              .5000
       53,872.87                          .0500
           12.0500                         .0000
           11.5500                         .1600
           11.3400                         .0000
           11.3400                         .0000

      5429504                              .5000
       56,582.21                          .0500
           12.6000                         .0000
           12.1000                         .1600
           11.8900                         .0000
           11.8900                         .0000

      5429505                              .5000
       71,841.29                          .0500
           11.7000                         .0000
           11.2000                         .1600
           10.9900                         .0000
           10.9900                         .0000
1



      5429506                              .5000
       62,876.34                          .0500
            8.3500                         .0000
            7.8500                         .1600
            7.6400                         .0000
            7.6400                         .0000

      5429507                              .5000
       27,939.85                          .0500
           12.4500                         .0000
           11.9500                         .1600
           11.7400                         .0000
           11.7400                         .0000

      5429508                              .5000
       71,827.42                          .0500
           11.9500                         .0000
           11.4500                         .1600
           11.2400                         .0000
           11.2400                         .0000

      5429509                              .5000
       65,090.49                          .0500
           11.5500                         .0000
           11.0500                         .1600
           10.8400                         .0000
           10.8400                         .0000

      5429510                              .5000
      151,264.70                          .0500
            9.3500                         .0000
            8.8500                         .1600
            8.6400                         .0000
            8.6400                         .0000

      5429511                              .5000
       28,710.48                          .0500
           11.2000                         .0000
           10.7000                         .1600
           10.4900                         .0000
           10.4900                         .0000

      5429512                              .5000
       21,138.61                          .0500
           11.8000                         .0000
           11.3000                         .1600
           11.0900                         .0000
           11.0900                         .0000

      5429513                              .5000
       28,708.19                          .0500
           10.5900                         .0000
           10.0900                         .1600
            9.8800                         .0000
            9.8800                         .0000
1



      5429514                              .5000
       32,954.40                          .0500
           11.8000                         .0000
           11.3000                         .1600
           11.0900                         .0000
           11.0900                         .0000

      5429515                              .5000
      167,134.75                          .0500
           11.0000                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000

      5429516                              .5000
       45,857.03                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5429517                              .5000
       48,240.96                          .0500
           10.3000                         .0000
            9.8000                         .1600
            9.5900                         .0000
            9.5900                         .0000

      5429518                              .5000
       53,861.76                          .0500
           11.6500                         .0000
           11.1500                         .1600
           10.9400                         .0000
           10.9400                         .0000

      5429519                              .5000
       55,740.91                          .0500
            8.8500                         .0000
            8.3500                         .1600
            8.1400                         .0000
            8.1400                         .0000

      5429520                              .5000
       70,753.73                          .0500
           12.0500                         .0000
           11.5500                         .1600
           11.3400                         .0000
           11.3400                         .0000

      5429521                              .5000
       41,005.53                          .0500
            8.7500                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000
1



      5429522                              .5000
       23,596.42                          .0500
           11.8500                         .0000
           11.3500                         .1600
           11.1400                         .0000
           11.1400                         .0000

      5429524                              .5000
       36,816.29                          .0500
           11.9500                         .0000
           11.4500                         .1600
           11.2400                         .0000
           11.2400                         .0000

      5429525                              .5000
       68,767.04                          .0500
           11.9400                         .0000
           11.4400                         .1600
           11.2300                         .0000
           11.2300                         .0000

      5429526                              .5000
       29,881.85                          .0500
            9.6500                         .0000
            9.1500                         .1600
            8.9400                         .0000
            8.9400                         .0000

      5429527                              .5000
       92,997.16                          .0500
            7.9500                         .0000
            7.4500                         .1600
            7.2400                         .0000
            7.2400                         .0000

      5429528                              .5000
       35,025.98                          .0500
           11.9000                         .0000
           11.4000                         .1600
           11.1900                         .0000
           11.1900                         .0000

      5429529                              .5000
       91,500.06                          .0500
           11.7500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      5429530                              .5000
      110,686.37                          .0500
           10.5500                         .0000
           10.0500                         .1600
            9.8400                         .0000
            9.8400                         .0000
1



      5429531                              .5000
      115,736.80                          .0500
           12.2000                         .0000
           11.7000                         .1600
           11.4900                         .0000
           11.4900                         .0000

      5429532                              .5000
       12,400.80                          .0500
           12.2400                         .0000
           11.7400                         .1600
           11.5300                         .0000
           11.5300                         .0000

      5429533                              .5000
       79,782.96                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5429534                              .5000
       24,168.77                          .0500
           11.4400                         .0000
           10.9400                         .1600
           10.7300                         .0000
           10.7300                         .0000

      5429535                              .5000
       64,658.70                          .0500
           11.7500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      5429536                              .5000
       12,308.29                          .0500
           11.8900                         .0000
           11.3900                         .1600
           11.1800                         .0000
           11.1800                         .0000

      5429537                              .5000
       44,212.43                          .0500
            7.3500                         .0000
            6.8500                         .1600
            6.6400                         .0000
            6.6400                         .0000

      5429538                              .5000
      115,595.20                          .0500
            9.5500                         .0000
            9.0500                         .1600
            8.8400                         .0000
            8.8400                         .0000
1



      5429539                              .5000
       21,531.05                          .0500
           12.3000                         .0000
           11.8000                         .1600
           11.5900                         .0000
           11.5900                         .0000

      5429540                              .5000
       12,853.10                          .0500
           12.5900                         .0000
           12.0900                         .1600
           11.8800                         .0000
           11.8800                         .0000

      5429541                              .5000
       63,886.43                          .0500
           10.1200                         .0000
            9.6200                         .1600
            9.4100                         .0000
            9.4100                         .0000

      5429542                              .5000
       49,863.10                          .0500
            9.0500                         .0000
            8.5500                         .1600
            8.3400                         .0000
            8.3400                         .0000

      5429543                              .5000
       24,433.69                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5429544                              .5000
       64,637.27                          .0500
           11.1000                         .0000
           10.6000                         .1600
           10.3900                         .0000
           10.3900                         .0000

      5429545                              .5000
       41,595.72                          .0500
           10.2000                         .0000
            9.7000                         .1600
            9.4900                         .0000
            9.4900                         .0000

      5429546                              .5000
       34,872.17                          .0500
           10.0500                         .0000
            9.5500                         .1600
            9.3400                         .0000
            9.3400                         .0000
1



      5429547                              .5000
      124,696.13                          .0500
           11.2500                         .0000
           10.7500                         .1600
           10.5400                         .0000
           10.5400                         .0000

      5429548                              .5000
      125,669.67                          .0500
           10.9000                         .0000
           10.4000                         .1600
           10.1900                         .0000
           10.1900                         .0000

      5429549                              .5000
      120,496.02                          .0500
           11.0900                         .0000
           10.5900                         .1600
           10.3800                         .0000
           10.3800                         .0000

      5429550                              .5000
       47,145.83                          .0500
           11.7000                         .0000
           11.2000                         .1600
           10.9900                         .0000
           10.9900                         .0000

      5429551                              .5000
       19,951.15                          .0500
           11.9400                         .0000
           11.4400                         .1600
           11.2300                         .0000
           11.2300                         .0000

      5429552                              .5000
      152,096.64                          .0500
            8.2000                         .0000
            7.7000                         .1600
            7.4900                         .0000
            7.4900                         .0000

      5429553                              .5000
       18,292.88                          .0500
           11.5000                         .0000
           11.0000                         .1600
           10.7900                         .0000
           10.7900                         .0000

      5429554                              .5000
       85,258.40                          .0500
           10.5500                         .0000
           10.0500                         .1600
            9.8400                         .0000
            9.8400                         .0000
1



      5429555                              .5000
       88,547.50                          .0500
            7.8500                         .0000
            7.3500                         .1600
            7.1400                         .0000
            7.1400                         .0000

      5429556                              .5000
       88,561.75                          .0500
            8.2500                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5429557                              .5000
       18,857.69                          .0500
           11.8900                         .0000
           11.3900                         .1600
           11.1800                         .0000
           11.1800                         .0000

      5429558                              .5000
       18,961.13                          .0500
           12.0400                         .0000
           11.5400                         .1600
           11.3300                         .0000
           11.3300                         .0000

      5429559                              .5000
       98,796.91                          .0500
           11.3000                         .0000
           10.8000                         .1600
           10.5900                         .0000
           10.5900                         .0000

      5429560                              .5000
       91,314.74                          .0500
            8.6500                         .0000
            8.1500                         .1600
            7.9400                         .0000
            7.9400                         .0000

      5429561                              .5000
       35,277.58                          .0500
            8.2000                         .0000
            7.7000                         .1600
            7.4900                         .0000
            7.4900                         .0000

      5429562                              .5000
       30,657.38                          .0500
           12.0400                         .0000
           11.5400                         .1600
           11.3300                         .0000
           11.3300                         .0000
1



      5429563                              .5000
       41,513.77                          .0500
           11.2500                         .0000
           10.7500                         .1600
           10.5400                         .0000
           10.5400                         .0000

      5429564                              .5000
      269,115.22                          .0500
            9.8500                         .0000
            9.3500                         .1600
            9.1400                         .0000
            9.1400                         .0000

      5429565                              .5000
       29,287.41                          .0500
           11.2900                         .0000
           10.7900                         .1600
           10.5800                         .0000
           10.5800                         .0000

      5429566                              .5000
       31,433.54                          .0500
           11.9000                         .0000
           11.4000                         .1600
           11.1900                         .0000
           11.1900                         .0000

      5429567                              .5000
       27,217.05                          .0500
           11.2000                         .0000
           10.7000                         .1600
           10.4900                         .0000
           10.4900                         .0000

      5429568                              .5000
       36,225.81                          .0500
            7.8400                         .0000
            7.3400                         .1600
            7.1300                         .0000
            7.1300                         .0000

      5429569                              .5000
       89,218.65                          .0500
            9.3000                         .0000
            8.8000                         .1600
            8.5900                         .0000
            8.5900                         .0000

      5429570                              .5000
       35,501.20                          .0500
            6.8900                         .0000
            6.3900                         .1600
            6.1800                         .0000
            6.1800                         .0000
1



      5429571                              .5000
      124,272.01                          .0500
            6.9900                         .0000
            6.4900                         .1600
            6.2800                         .0000
            6.2800                         .0000

      5429572                              .5000
       80,343.29                          .0500
           11.5400                         .0000
           11.0400                         .1600
           10.8300                         .0000
           10.8300                         .0000

      5429573                              .5000
       45,883.68                          .0500
            8.7500                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5429574                              .5000
       54,749.35                          .0500
            8.2500                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5429575                              .5000
       64,307.58                          .0500
            9.0500                         .0000
            8.5500                         .1600
            8.3400                         .0000
            8.3400                         .0000

      5429576                              .5000
       44,653.16                          .0500
            9.8500                         .0000
            9.3500                         .1600
            9.1400                         .0000
            9.1400                         .0000

      5429577                              .5000
       49,061.47                          .0500
            9.0900                         .0000
            8.5900                         .1600
            8.3800                         .0000
            8.3800                         .0000

      5429578                              .5000
       41,407.82                          .0500
           12.3000                         .0000
           11.8000                         .1600
           11.5900                         .0000
           11.5900                         .0000
1



      5429579                              .5000
       31,262.59                          .0500
           11.7500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      5429580                              .5000
       62,028.95                          .0500
            9.9300                         .0000
            9.4300                         .1600
            9.2200                         .0000
            9.2200                         .0000

      5429581                              .5000
       63,567.89                          .0500
            9.7500                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5429582                              .5000
       97,672.06                          .0500
            9.7500                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5429583                              .5000
       53,438.58                          .0500
           10.2500                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000

      5429584                              .5000
       40,869.87                          .0500
            9.8500                         .0000
            9.3500                         .1600
            9.1400                         .0000
            9.1400                         .0000

      5429585                              .5000
      109,794.98                          .0500
           11.7400                         .0000
           11.2400                         .1600
           11.0300                         .0000
           11.0300                         .0000

      5429586                              .5000
      345,266.81                          .0500
           11.1500                         .0000
           10.6500                         .1600
           10.4400                         .0000
           10.4400                         .0000
1



      5429587                              .5000
       59,403.06                          .0500
           12.3500                         .0000
           11.8500                         .1600
           11.6400                         .0000
           11.6400                         .0000

      5429588                              .5000
       89,669.03                          .0500
            8.5300                         .0000
            8.0300                         .1600
            7.8200                         .0000
            7.8200                         .0000

      5429589                              .5000
       63,822.97                          .0500
           10.6500                         .0000
           10.1500                         .1600
            9.9400                         .0000
            9.9400                         .0000

      5429590                              .5000
       63,777.28                          .0500
            8.8000                         .0000
            8.3000                         .1600
            8.0900                         .0000
            8.0900                         .0000

      5429592                              .5000
       52,287.36                          .0500
            9.6500                         .0000
            9.1500                         .1600
            8.9400                         .0000
            8.9400                         .0000

      5429593                              .5000
       76,243.68                          .0500
           10.2500                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000

      5429595                              .5000
       61,826.60                          .0500
            9.8500                         .0000
            9.3500                         .1600
            9.1400                         .0000
            9.1400                         .0000

      5429596                              .5000
      145,179.04                          .0500
           10.8500                         .0000
           10.3500                         .1600
           10.1400                         .0000
           10.1400                         .0000
1



      5429597                              .5000
       42,212.30                          .0500
           11.2500                         .0000
           10.7500                         .1600
           10.5400                         .0000
           10.5400                         .0000

      5429598                              .5000
      109,753.97                          .0500
           10.9000                         .0000
           10.4000                         .1600
           10.1900                         .0000
           10.1900                         .0000

      5429599                              .5000
       39,867.79                          .0500
            9.0500                         .0000
            8.5500                         .1600
            8.3400                         .0000
            8.3400                         .0000

      5429600                              .5000
       67,687.88                          .0500
           10.6500                         .0000
           10.1500                         .1600
            9.9400                         .0000
            9.9400                         .0000

      5429601                              .5000
       32,648.26                          .0500
            9.4500                         .0000
            8.9500                         .1600
            8.7400                         .0000
            8.7400                         .0000

      5429603                              .5000
      109,332.92                          .0500
           10.5000                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000

      5429604                              .5000
       95,124.87                          .0500
           11.5500                         .0000
           11.0500                         .1600
           10.8400                         .0000
           10.8400                         .0000

      5429605                              .5000
       79,751.51                          .0500
            9.3500                         .0000
            8.8500                         .1600
            8.6400                         .0000
            8.6400                         .0000
1



      5429607                              .5000
       76,857.37                          .0500
           10.1000                         .0000
            9.6000                         .1600
            9.3900                         .0000
            9.3900                         .0000

      5429608                              .5000
       39,913.19                          .0500
           11.0400                         .0000
           10.5400                         .1600
           10.3300                         .0000
           10.3300                         .0000

      5429609                              .5000
       66,936.08                          .0500
           10.6000                         .0000
           10.1000                         .1600
            9.8900                         .0000
            9.8900                         .0000

      5429610                              .5000
       40,513.19                          .0500
           10.2400                         .0000
            9.7400                         .1600
            9.5300                         .0000
            9.5300                         .0000

      5429611                              .5000
      144,157.46                          .0500
           11.6500                         .0000
           11.1500                         .1600
           10.9400                         .0000
           10.9400                         .0000

      5429612                              .5000
       37,784.53                          .0500
           11.2900                         .0000
           10.7900                         .1600
           10.5800                         .0000
           10.5800                         .0000

      5429613                              .5000
       35,603.97                          .0500
           11.4000                         .0000
           10.9000                         .1600
           10.6900                         .0000
           10.6900                         .0000

      5429614                              .5000
      223,451.55                          .0500
           10.4900                         .0000
            9.9900                         .1600
            9.7800                         .0000
            9.7800                         .0000
1



      5429615                              .5000
       17,803.69                          .0500
           11.2900                         .0000
           10.7900                         .1600
           10.5800                         .0000
           10.5800                         .0000

      5429616                              .5000
       35,797.71                          .0500
           11.3500                         .0000
           10.8500                         .1600
           10.6400                         .0000
           10.6400                         .0000

      5434967                              .2500
      397,486.31                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5435152                              .5000
       23,702.16                          .0500
           11.5400                         .0000
           11.0400                         .1600
           10.8300                         .0000
           10.8300                         .0000

      5435153                              .5000
       41,357.06                          .0500
           11.9000                         .0000
           11.4000                         .1600
           11.1900                         .0000
           11.1900                         .0000

      5435154                              .5000
       37,766.49                          .0500
            9.2000                         .0000
            8.7000                         .1600
            8.4900                         .0000
            8.4900                         .0000

      5435155                              .5000
      143,358.10                          .0500
           10.8500                         .0000
           10.3500                         .1600
           10.1400                         .0000
           10.1400                         .0000

      5435156                              .5000
       55,230.66                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000
1



      5435157                              .5000
       77,743.88                          .0500
           12.3000                         .0000
           11.8000                         .1600
           11.5900                         .0000
           11.5900                         .0000

      5435159                              .5000
       91,055.47                          .0500
           11.5000                         .0000
           11.0000                         .1600
           10.7900                         .0000
           10.7900                         .0000

      5435160                              .5000
       42,057.19                          .0500
           10.5000                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000

      5444788                              .5000
      104,346.70                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      5445014                              .5000
      115,593.76                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      5445126                              .5000
       39,727.43                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5454608                              .2500
      146,888.15                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5459462                              .2500
       81,743.70                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000
1



      5461729                              .2500
      105,430.60                          .0500
            7.1250                         .0000
            6.8750                         .1600
            6.6650                         .0000
            6.6650                         .0000

      5461730                              .2500
      123,819.95                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5461731                              .2500
       91,080.28                          .0500
            8.1250                         .0000
            7.8750                         .1600
            7.6650                         .0000
            7.6650                         .0000

      5461900                              .2500
      351,462.66                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5461910                              .2500
      648,361.37                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5461922                              .2500
      289,557.31                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5461929                              .2500
      359,423.23                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5461941                              .2500
      122,834.39                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000
1



      5461993                              .2500
      286,362.16                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5462001                              .2500
      374,213.47                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5462017                              .2500
      594,178.37                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5462026                              .2500
      499,179.12                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5462055                              .2500
      468,746.87                          .0500
            7.1250                         .0000
            6.8750                         .1600
            6.6650                         .0000
            6.6650                         .0000

      5462071                              .2500
      600,586.39                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5462089                              .2500
      599,128.72                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5462351                              .2500
      646,188.95                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000
1



      5462355                              .2500
      649,168.19                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5464245                              .5000
      134,536.37                          .0500
            7.9500                         .0000
            7.4500                         .1600
            7.2400                         .0000
            7.2400                         .0000

      5464246                              .5000
      149,944.41                          .0500
           11.3750                         .0000
           10.8750                         .1600
           10.6650                         .0000
           10.6650                         .0000

      5464247                              .5000
      117,948.17                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5464251                              .5000
      203,598.41                          .0500
           10.6250                         .0000
           10.1250                         .1600
            9.9150                         .0000
            9.9150                         .0000

      5464252                              .2500
       30,609.27                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5464255                              .5000
      126,983.84                          .0500
            9.8500                         .0000
            9.3500                         .1600
            9.1400                         .0000
            9.1400                         .0000

      5464256                              .5000
       80,241.79                          .0500
           11.2500                         .0000
           10.7500                         .1600
           10.5400                         .0000
           10.5400                         .0000
1



      5464257                              .5000
       68,423.82                          .0500
            8.9300                         .0000
            8.4300                         .1600
            8.2200                         .0000
            8.2200                         .0000

      5464258                              .5000
       32,806.32                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      5464264                              .5000
      237,581.35                          .0500
            7.3750                         .0000
            6.8750                         .1600
            6.6650                         .0000
            6.6650                         .0000

      5466007                              .2500
      258,700.90                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5466008                              .2500
       82,489.11                          .0500
           10.5000                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5466009                              .2500
      134,851.97                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5466010                              .2500
       65,384.58                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5466011                              .2500
       97,972.83                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000
1



      5466012                              .2500
       54,107.92                          .0500
           10.6250                         .0000
           10.3750                         .1600
           10.1650                         .0000
           10.1650                         .0000

      5466013                              .2500
      134,022.84                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5466014                              .2500
       42,049.99                          .0500
           11.5000                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      5466015                              .2500
       56,963.39                          .0500
           11.5000                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      5466016                              .2500
      125,907.26                          .0500
           10.8750                         .0000
           10.6250                         .1600
           10.4150                         .0000
           10.4150                         .0000

      5466017                              .2500
      117,686.67                          .0500
            9.6250                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      5466018                              .2500
      153,201.54                          .0500
           11.5000                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000

      5466019                              .2500
       84,891.22                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000
1



      5466020                              .2500
      385,395.94                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5466022                              .2500
      150,096.66                          .0500
            6.8750                         .0000
            6.6250                         .1600
            6.4150                         .0000
            6.4150                         .0000

      5466025                              .2500
      118,521.47                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      5466026                              .2500
       64,907.95                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5466027                              .2500
       94,655.24                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5466028                              .2500
       38,382.55                          .0500
            9.8750                         .0000
            9.6250                         .1600
            9.4150                         .0000
            9.4150                         .0000

      5466029                              .2500
       57,418.24                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5466030                              .2500
       72,901.71                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000
1



      5466031                              .2500
       71,921.05                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5466032                              .2500
      115,375.67                          .0500
           10.7500                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000

      5466033                              .2500
      141,798.90                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5466034                              .2500
      157,287.94                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5466035                              .2500
       90,163.17                          .0500
            9.6250                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      5466036                              .2500
       61,685.73                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      5466037                              .2500
       71,081.57                          .0500
            8.1250                         .0000
            7.8750                         .1600
            7.6650                         .0000
            7.6650                         .0000

      5466038                              .2500
       31,977.23                          .0500
           11.1250                         .0000
           10.8750                         .1600
           10.6650                         .0000
           10.6650                         .0000
1



      5466039                              .2500
       75,926.89                          .0500
            9.6250                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      5466040                              .2500
      169,693.43                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5466041                              .2500
       35,021.07                          .0500
           10.5000                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5466042                              .2500
       67,857.92                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5466043                              .2500
       86,400.26                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5466044                              .2500
      123,861.56                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5466045                              .2500
      100,115.11                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5466046                              .2500
       91,927.89                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000
1



      5466047                              .2500
      273,939.37                          .0500
            7.0000                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000

      5468847                              .2500
      922,624.21                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5471306                              .2500
      388,925.30                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5472871                              .2500
      113,911.52                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5472872                              .2500
      126,653.55                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5472873                              .2500
       66,474.96                          .0500
           10.7500                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000

      5472874                              .2500
      121,430.10                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5472875                              .2500
       63,629.66                          .0500
           11.5000                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000
1



      5472876                              .2500
      202,334.01                          .0500
            7.0000                         .0000
            6.7500                         .1600
            6.5400                         .0000
            6.5400                         .0000

      5472877                              .2500
       38,161.66                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5472878                              .2500
      130,414.63                          .0500
            8.1250                         .0000
            7.8750                         .1600
            7.6650                         .0000
            7.6650                         .0000

      5472880                              .2500
       74,968.55                          .0500
           10.2500                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000

      5472881                              .2500
       80,895.01                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5472883                              .2500
       78,520.04                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      5472884                              .2500
       46,321.07                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5472885                              .2500
       60,743.74                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000
1



      5472886                              .2500
      133,945.52                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5472887                              .2500
       69,303.46                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5472888                              .2500
      103,633.88                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5472889                              .2500
      104,329.95                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5472890                              .2500
       82,461.51                          .0500
            9.7500                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      5472891                              .2500
      223,871.12                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5472892                              .2500
       92,940.70                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5472893                              .2500
       70,415.07                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000
1



      5472894                              .2500
       54,972.23                          .0500
            9.3750                         .0000
            9.1250                         .1600
            8.9150                         .0000
            8.9150                         .0000

      5472895                              .2500
      134,870.12                          .0500
            9.6250                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      5472896                              .2500
       60,290.29                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5472897                              .2500
      201,637.77                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5472898                              .2500
      164,886.45                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5472899                              .2500
       83,153.35                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      5472900                              .2500
       56,660.98                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5472901                              .2500
       60,056.34                          .0500
            9.2500                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000
1



      5472902                              .2500
      109,190.33                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5472904                              .2500
       81,793.83                          .0500
            9.0000                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5472905                              .2500
       63,613.38                          .0500
            8.7500                         .0000
            8.5000                         .1600
            8.2900                         .0000
            8.2900                         .0000

      5472906                              .2500
       39,886.94                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5472907                              .2500
      221,017.69                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5472908                              .2500
      101,455.26                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5472909                              .2500
       71,964.58                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000

      5472910                              .2500
      246,861.53                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000
1



      5472911                              .2500
      308,605.95                          .0500
            9.7500                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      5472912                              .2500
      161,881.30                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5472913                              .2500
       49,476.91                          .0500
            9.7500                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      5472914                              .2500
      171,486.22                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5473928                              .5000
      156,437.18                          .0500
            9.4900                         .0000
            8.9900                         .1600
            8.7800                         .0000
            8.7800                         .0000

      5473930                              .5000
       61,513.08                          .0500
            9.7490                         .0000
            9.2490                         .1600
            9.0390                         .0000
            9.0390                         .0000

      5473936                              .5000
      258,089.23                          .0500
           10.5000                         .0000
           10.0000                         .1600
            9.7900                         .0000
            9.7900                         .0000

      5473937                              .5000
       67,673.38                          .0500
           11.5000                         .0000
           11.0000                         .1600
           10.7900                         .0000
           10.7900                         .0000
1



      5477028                              .2500
      390,819.80                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5477029                              .2500
      299,073.91                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5477069                              .2500
      898,591.58                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5477070                              .2500
      579,157.75                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5477071                              .2500
      516,267.84                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5477072                              .2500
      303,547.35                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5477073                              .2500
      378,989.02                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5477074                              .2500
      332,853.65                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000
1



      5477075                              .2500
      447,632.52                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5477076                              .2500
      402,629.00                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5477077                              .2500
      271,434.74                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5477078                              .2500
      524,256.53                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5477079                              .2500
      351,449.16                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5477080                              .2500
      352,474.40                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5477081                              .2500
      379,476.39                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5477082                              .2500
      384,412.30                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000
1



      5477083                              .2500
      535,201.91                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5477084                              .2500
      738,925.40                          .0500
            7.6250                         .0000
            7.3750                         .1600
            7.1650                         .0000
            7.1650                         .0000

      5477085                              .2500
      399,703.14                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000

      5477086                              .2500
      330,772.21                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5477099                              .2500
      174,863.48                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5478038                              .5000
      449,555.57                          .0500
            9.5000                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      5480326                              .5000
       40,119.98                          .0500
            9.5000                         .0000
            9.0000                         .1600
            8.7900                         .0000
            8.7900                         .0000

      5485137                              .2500
      364,169.15                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000
1



      5485174                              .5000
       86,850.35                          .0500
           11.2500                         .0000
           10.7500                         .1600
           10.5400                         .0000
           10.5400                         .0000

      5485188                              .5000
      177,556.77                          .0500
           12.3000                         .0000
           11.8000                         .1600
           11.5900                         .0000
           11.5900                         .0000

      5485189                              .5000
       72,833.63                          .0500
           14.1000                         .0000
           13.6000                         .1600
           13.3900                         .0000
           13.3900                         .0000

      5485190                              .5000
       67,950.21                          .0500
           10.9000                         .0000
           10.4000                         .1600
           10.1900                         .0000
           10.1900                         .0000

      5485879                              .2500
      231,736.33                          .0500
            7.7500                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5486102                              .2500
      103,210.06                          .0500
            9.9500                         .0000
            9.7000                         .1600
            9.4900                         .0000
            9.4900                         .0000

      5495004                              .5000
       84,865.73                          .0500
           10.5900                         .0000
           10.0900                         .1600
            9.8800                         .0000
            9.8800                         .0000

      5495005                              .5000
       75,922.65                          .0500
           11.2700                         .0000
           10.7700                         .1600
           10.5600                         .0000
           10.5600                         .0000
1



      5495010                              .5000
      143,804.54                          .0500
           12.3500                         .0000
           11.8500                         .1600
           11.6400                         .0000
           11.6400                         .0000

      5496508                              .5000
       72,058.30                          .0500
           10.1000                         .0000
            9.6000                         .1600
            9.3900                         .0000
            9.3900                         .0000

      5496509                              .5000
       56,250.99                          .0500
            9.8500                         .0000
            9.3500                         .1600
            9.1400                         .0000
            9.1400                         .0000

      5496510                              .5000
      248,071.44                          .0500
           10.3500                         .0000
            9.8500                         .1600
            9.6400                         .0000
            9.6400                         .0000

      5496512                              .5000
      199,701.58                          .0500
           11.9000                         .0000
           11.4000                         .1600
           11.1900                         .0000
           11.1900                         .0000

      5496513                              .5000
    1,303,199.68                          .0500
            8.0000                         .0000
            7.5000                         .1600
            7.2900                         .0000
            7.2900                         .0000

      5496515                              .5000
      151,037.17                          .0500
           10.2500                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000

      5499071                              .2500
      311,301.00                          .0500
            7.5000                         .0000
            7.2500                         .1600
            7.0400                         .0000
            7.0400                         .0000
1



      5499072                              .2500
      549,139.30                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5506446                              .2500
      126,156.53                          .0500
            8.2500                         .0000
            8.0000                         .1600
            7.7900                         .0000
            7.7900                         .0000

      5506590                              .5000
       67,154.41                          .0500
           11.2500                         .0000
           10.7500                         .1600
           10.5400                         .0000
           10.5400                         .0000

      5508470                              .2500
      239,734.89                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5508741                              .5000
       23,059.10                          .0500
           12.9900                         .0000
           12.4900                         .1600
           12.2800                         .0000
           12.2800                         .0000

      5508890                              .2500
      151,767.97                          .0500
            7.3750                         .0000
            7.1250                         .1600
            6.9150                         .0000
            6.9150                         .0000

      5509523                              .2500
      119,854.09                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5509886                              .5000
       34,236.86                          .0500
           12.1000                         .0000
           11.6000                         .1600
           11.3900                         .0000
           11.3900                         .0000
1



      5510068                              .5000
       14,876.77                          .0500
           10.9500                         .0000
           10.4500                         .1600
           10.2400                         .0000
           10.2400                         .0000

      5510239                              .5000
       59,643.93                          .0500
           12.6000                         .0000
           12.1000                         .1600
           11.8900                         .0000
           11.8900                         .0000

      5510357                              .2500
      305,364.06                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5511152                              .5000
      118,561.70                          .0500
           10.3000                         .0000
            9.8000                         .1600
            9.5900                         .0000
            9.5900                         .0000

      5511367                              .2500
      166,153.95                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5511567                              .5000
       89,816.74                          .0500
           10.5500                         .0000
           10.0500                         .1600
            9.8400                         .0000
            9.8400                         .0000

      5512043                              .2500
      194,273.02                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5512769                              .5000
       38,887.45                          .0500
           15.0000                         .0000
           14.5000                         .1600
           14.2900                         .0000
           14.2900                         .0000
1



      5519435                              .5000
       40,763.61                          .0500
           11.8750                         .0000
           11.3750                         .1600
           11.1650                         .0000
           11.1650                         .0000

      5524755                              .5000
      151,726.89                          .0500
           10.7500                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5524901                              .5000
      166,070.52                          .0500
           11.0000                         .0000
           10.5000                         .1600
           10.2900                         .0000
           10.2900                         .0000

      5535002                              .5000
      106,605.27                          .0500
           10.2500                         .0000
            9.7500                         .1600
            9.5400                         .0000
            9.5400                         .0000

      5539970                              .2500
       39,576.63                          .0500
            8.6250                         .0000
            8.3750                         .1600
            8.1650                         .0000
            8.1650                         .0000

      5539973                              .2500
      101,681.72                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5539983                              .2500
      423,669.24                          .0500
            7.2500                         .0000
            7.0000                         .1600
            6.7900                         .0000
            6.7900                         .0000

      5539995                              .2500
       47,973.09                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000
1



      5539996                              .2500
      118,612.69                          .0500
           11.0000                         .0000
           10.7500                         .1600
           10.5400                         .0000
           10.5400                         .0000

      5545011                              .5000
      119,737.57                          .0500
            9.0500                         .0000
            8.5500                         .1600
            8.3400                         .0000
            8.3400                         .0000

      5545012                              .5000
      182,582.38                          .0500
            9.8500                         .0000
            9.3500                         .1600
            9.1400                         .0000
            9.1400                         .0000

      5548058                              .5000
      168,146.43                          .0500
            9.8750                         .0000
            9.3750                         .1600
            9.1650                         .0000
            9.1650                         .0000

      5549802                              .2500
      124,052.06                          .0500
            8.9900                         .0000
            8.7400                         .1600
            8.5300                         .0000
            8.5300                         .0000

      5549942                              .5000
      165,698.76                          .0500
           11.6500                         .0000
           11.1500                         .1600
           10.9400                         .0000
           10.9400                         .0000

      5550574                              .2500
      155,469.62                          .0500
            8.0000                         .0000
            7.7500                         .1600
            7.5400                         .0000
            7.5400                         .0000

      5558663                              .2500
      249,682.12                          .0500
           11.5900                         .0000
           11.3400                         .1600
           11.1300                         .0000
           11.1300                         .0000
1



      5558834                              .2500
       88,946.09                          .0500
            8.5000                         .0000
            8.2500                         .1600
            8.0400                         .0000
            8.0400                         .0000

      5558838                              .2500
       45,175.95                          .0500
            9.1250                         .0000
            8.8750                         .1600
            8.6650                         .0000
            8.6650                         .0000

      5558841                              .2500
       80,762.30                          .0500
            9.7500                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      5558846                              .2500
       55,174.25                          .0500
            9.7500                         .0000
            9.5000                         .1600
            9.2900                         .0000
            9.2900                         .0000

      5558847                              .2500
      102,559.23                          .0500
           10.5000                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5558849                              .2500
      220,688.50                          .0500
            9.3750                         .0000
            9.1250                         .1600
            8.9150                         .0000
            8.9150                         .0000

      5558851                              .2500
      183,873.37                          .0500
            7.8750                         .0000
            7.6250                         .1600
            7.4150                         .0000
            7.4150                         .0000

      5558853                              .2500
      195,903.60                          .0500
            9.5000                         .0000
            9.2500                         .1600
            9.0400                         .0000
            9.0400                         .0000
1



      5558854                              .2500
       59,476.36                          .0500
           10.5000                         .0000
           10.2500                         .1600
           10.0400                         .0000
           10.0400                         .0000

      5558856                              .2500
      999,439.38                          .0500
            8.8750                         .0000
            8.6250                         .1600
            8.4150                         .0000
            8.4150                         .0000

      5561793                              .5000
      132,117.27                          .0500
           12.2500                         .0000
           11.7500                         .1600
           11.5400                         .0000
           11.5400                         .0000

      5574287                              .5000
       31,167.38                          .0500
           12.4750                         .0000
           11.9750                         .1600
           11.7650                         .0000
           11.7650                         .0000

      5588810                              .5000
       57,240.37                          .0500
            9.2500                         .0000
            8.7500                         .1600
            8.5400                         .0000
            8.5400                         .0000

      5635426                              .5000
       42,899.58                          .0500
           11.7900                         .0000
           11.2900                         .1600
           11.0800                         .0000
           11.0800                         .0000

      5635427                              .5000
       19,078.79                          .0500
           11.4900                         .0000
           10.9900                         .1600
           10.7800                         .0000
           10.7800                         .0000

      5635430                              .5000
       37,123.12                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000
1



      5635435                              .5000
       96,499.62                          .0500
           12.1900                         .0000
           11.6900                         .1600
           11.4800                         .0000
           11.4800                         .0000

      5635437                              .5000
       78,229.02                          .0500
           10.8400                         .0000
           10.3400                         .1600
           10.1300                         .0000
           10.1300                         .0000

      5635443                              .5000
       41,070.71                          .0500
           12.5900                         .0000
           12.0900                         .1600
           11.8800                         .0000
           11.8800                         .0000

      5635447                              .5000
       54,754.11                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      5635448                              .5000
       55,830.09                          .0500
           10.1400                         .0000
            9.6400                         .1600
            9.4300                         .0000
            9.4300                         .0000

      5635449                              .5000
       38,345.95                          .0500
           11.1400                         .0000
           10.6400                         .1600
           10.4300                         .0000
           10.4300                         .0000

      5635454                              .5000
       82,860.66                          .0500
           11.6900                         .0000
           11.1900                         .1600
           10.9800                         .0000
           10.9800                         .0000

      5635463                              .5000
       83,675.45                          .0500
           11.5400                         .0000
           11.0400                         .1600
           10.8300                         .0000
           10.8300                         .0000
1



      5635465                              .5000
       86,474.73                          .0500
           11.9400                         .0000
           11.4400                         .1600
           11.2300                         .0000
           11.2300                         .0000

      5635469                              .5000
       83,085.01                          .0500
           11.7900                         .0000
           11.2900                         .1600
           11.0800                         .0000
           11.0800                         .0000

      5635471                              .5000
       48,456.64                          .0500
           12.5900                         .0000
           12.0900                         .1600
           11.8800                         .0000
           11.8800                         .0000

      5635475                              .5000
       35,003.64                          .0500
           13.5900                         .0000
           13.0900                         .1600
           12.8800                         .0000
           12.8800                         .0000

      5635476                              .5000
       34,378.02                          .0500
           13.7900                         .0000
           13.2900                         .1600
           13.0800                         .0000
           13.0800                         .0000

      5635477                              .5000
       95,958.45                          .0500
           10.8400                         .0000
           10.3400                         .1600
           10.1300                         .0000
           10.1300                         .0000

      5635478                              .5000
       80,870.20                          .0500
           10.8400                         .0000
           10.3400                         .1600
           10.1300                         .0000
           10.1300                         .0000

      5635522                              .5000
       32,427.42                          .0500
           10.6400                         .0000
           10.1400                         .1600
            9.9300                         .0000
            9.9300                         .0000
1



      5635525                              .5000
       90,612.41                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      5635526                              .5000
       52,303.77                          .0500
           12.3900                         .0000
           11.8900                         .1600
           11.6800                         .0000
           11.6800                         .0000

      5635527                              .5000
       40,099.23                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      5635528                              .5000
       56,361.91                          .0500
           11.5900                         .0000
           11.0900                         .1600
           10.8800                         .0000
           10.8800                         .0000

      5635529                              .5000
      179,275.72                          .0500
           10.5900                         .0000
           10.0900                         .1600
            9.8800                         .0000
            9.8800                         .0000

      5635531                              .5000
      105,350.51                          .0500
           10.8400                         .0000
           10.3400                         .1600
           10.1300                         .0000
           10.1300                         .0000

      5635532                              .5000
       62,316.61                          .0500
           11.9900                         .0000
           11.4900                         .1600
           11.2800                         .0000
           11.2800                         .0000

      5635533                              .5000
       82,035.16                          .0500
           11.7500                         .0000
           11.2500                         .1600
           11.0400                         .0000
           11.0400                         .0000
1



      5635534                              .5000
       35,585.79                          .0500
           11.7400                         .0000
           11.2400                         .1600
           11.0300                         .0000
           11.0300                         .0000

      5635542                              .5000
       46,702.31                          .0500
           12.1500                         .0000
           11.6500                         .1600
           11.4400                         .0000
           11.4400                         .0000

      5635544                              .5000
       50,941.93                          .0500
            9.9900                         .0000
            9.4900                         .1600
            9.2800                         .0000
            9.2800                         .0000

      5635552                              .5000
       30,271.96                          .0500
           12.9900                         .0000
           12.4900                         .1600
           12.2800                         .0000
           12.2800                         .0000

      5635554                              .5000
       69,283.39                          .0500
           12.3900                         .0000
           11.8900                         .1600
           11.6800                         .0000
           11.6800                         .0000

      5635556                              .5000
       51,215.09                          .0500
           12.1400                         .0000
           11.6400                         .1600
           11.4300                         .0000
           11.4300                         .0000

      5635557                              .5000
       37,907.17                          .0500
           10.4900                         .0000
            9.9900                         .1600
            9.7800                         .0000
            9.7800                         .0000

      5635560                              .5000
       53,541.33                          .0500
           12.8400                         .0000
           12.3400                         .1600
           12.1300                         .0000
           12.1300                         .0000
1



      5635593                              .5000
       22,374.34                          .0500
           10.7000                         .0000
           10.2000                         .1600
            9.9900                         .0000
            9.9900                         .0000

      5635624                              .5000
       24,968.42                          .0500
           11.2400                         .0000
           10.7400                         .1600
           10.5300                         .0000
           10.5300                         .0000

      5635676                              .5000
       40,243.74                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      5645235                              .5000
       29,125.20                          .0500
           10.4900                         .0000
            9.9900                         .1600
            9.7800                         .0000
            9.7800                         .0000

      5645237                              .5000
       76,886.85                          .0500
           10.9900                         .0000
           10.4900                         .1600
           10.2800                         .0000
           10.2800                         .0000

      5645255                              .5000
       27,101.39                          .0500
           10.2800                         .0000
            9.7800                         .1600
            9.5700                         .0000
            9.5700                         .0000

      5659277                              .5000
       23,579.80                          .0500
           11.6500                         .0000
           11.1500                         .1600
           10.9400                         .0000
           10.9400                         .0000

  TOTAL NUMBER OF LOANS:     2685
  TOTAL BALANCE........:        376,769,492.03


  RUN ON     : 10/18/01            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 13.13.09            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RAMP 2001-RS3  FIX   FIXED SUMMARY REPORT      CUTOFF : 10/01/01
  POOL       : 0004543
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO--
  CURR NOTE RATE                        8.8263            6.2500     17.9900
  RFC NET RATE                          8.4680            6.0000     17.4900
  NET MTG RATE(INVSTR RATE)             8.2580            5.7900     17.2800
  POST STRIP RATE                       8.2580            5.7900     17.2800
  SUB SERV FEE                           .3583             .1250      3.1250
  MSTR SERV FEE                          .0500             .0500        .0500
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .1600             .1600       .1600
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .0000             .0000       .0000







  TOTAL NUMBER OF LOANS:  2685
  TOTAL BALANCE........:     376,769,492.03


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 10/18/01           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 13.13.09          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RAMP 2001-RS3                                  CUTOFF : 10/01/01
  POOL       : 0004543
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1000338          704/670             F          150,000.00         ZZ
                                         360        123,813.27          1
                                      11.250          1,456.90         52
                                      10.850          1,456.90
    MIAMI LAKES      FL   33014          2            02/14/86         00
    3028330510                           05           04/01/86          0
                                         O            03/01/16
    1664629609


    1041298          098/742             F          170,000.00         ZZ
                                         180         10,432.17          1
                                       9.625          1,788.03         64
                                       9.000          1,788.03
    COMMACK          NY   11725          1            03/18/87         00
    2310043                              05           05/01/87          0
    703943609                            O            04/01/02
    0


    1041568          562/562             F           76,300.00         ZZ
                                         180          5,867.01          1
                                      10.750            855.29         70
                                      10.450            855.29
    WARWICK          NY   10990          1            06/26/87         00
    315481                               05           08/01/87          0
    315481                               O            07/01/02
    0


    1041654          562/562             F           88,000.00         ZZ
                                         180          7,000.14          1
                                       9.250            905.69         49
                                       9.000            905.69
    BRIDGEWATER      NJ   08807          2            05/04/87         00
    313320                               05           07/01/87          0
1


    313320                               O            06/01/02
    0


    1041891          057/X14             F           73,000.00         ZZ
                                         180          9,590.87          1
                                      11.625            858.59         36
                                      11.150            858.59
    EASTCHESTER      NY   10709          2            09/30/87         00
    2600300500801                        05           11/01/87          0
    500801                               O            10/01/02
    0


    1042818          312/447             F          115,000.00         ZZ
                                         180         12,354.09          1
                                      10.875          1,298.08         59
                                      10.500          1,298.08
    MANASQUAN BOROU  NJ   08736          5            07/01/87         00
    3779846                              05           09/01/87          0
    2191260                              O            08/01/02
    0


    1043130          057/X14             F          375,000.00         ZZ
                                         180         41,361.60          1
                                      10.875          4,232.86         63
                                      10.550          4,232.86
    OYSTER BAY COVE  NY   11791          5            08/04/87         00
    2600300478966                        05           10/01/87          0
    478966                               O            09/01/02
    0


    1043161          562/562             F          100,000.00         ZZ
                                         180         10,563.97          1
                                      10.625          1,113.17         55
                                      10.300          1,113.17
    RYE              NY   10580          5            07/16/87         00
    316190                               05           09/01/87          0
    316190                               O            08/01/02
    0


    1043369          072/J77             F           50,000.00         ZZ
                                         180          4,041.23          1
                                      10.750            560.48         42
                                      10.350            560.48
    PALMETTO         GA   30268          5            07/01/87         00
    2902893                              05           08/01/87          0
    5813859                              O            07/01/02
    0


1


    1128112          120/448             F          141,000.00         ZZ
                                         180         14,862.53          1
                                      10.500          1,558.61         74
                                      10.250          1,558.61
    HAMILTON TWP.    NJ   08619          1            07/10/87         00
    542157                               05           09/01/87          0
    1488915                              O            08/01/02
    0


    1128262          312/447             F          175,100.00         ZZ
                                         180         19,986.49          1
                                      10.500          1,935.55         75
                                      10.250          1,935.55
    WASHINGTON       DC   20009          1            08/03/87         00
    3777753                              05           10/01/87          0
    1263276                              O            09/01/02
    0


    1147656          280/670             F           60,000.00         ZZ
                                         180          6,118.51          1
                                       9.875            640.19         77
                                       9.625            640.19
    OXFORD           GA   30267          4            07/31/87         00
    3017293310                           05           09/01/87          0
    3313208                              O            08/01/02
    0


    1152470          052/670             F           70,000.00         ZZ
                                         180          8,235.88          1
                                      10.875            790.13         27
                                      10.375            790.13
    MERRICK          NY   11566          5            08/25/87         00
    3115542153                           05           10/01/87          0
    83446                                O            09/01/02
    0


    1154369          052/670             F          400,000.00         ZZ
                                         180         46,471.42          1
                                      10.625          4,452.65         67
                                      10.375          4,452.65
    LARCHMONT        NY   10538          1            09/01/87         00
    3115544523                           05           10/01/87          0
    83551                                O            09/01/02
    0


    1156116          324/183             F           55,000.00         ZZ
                                         180          6,981.64          1
                                      10.750            616.53         15
                                      10.500            616.53
1


    POUND RIDGE      NY   10576          2            09/09/87         00
    11773612-7                           05           11/01/87          0
    30159972332802                       O            10/01/02
    0


    1157194          139/S48             F          124,800.00         ZZ
                                         180          8,109.82          1
                                       9.500          1,303.19         62
                                       9.250          1,303.19
    GAMBRILLS        MD   21054          2            05/08/87         00
    0007734114                           05           07/01/87          0
    75100056                             O            06/01/02
    0


    1165240          241/448             F          120,000.00         ZZ
                                         180         10,473.28          1
                                      11.000          1,363.92         37
                                      10.750          1,363.92
    WESTON           MA   02193          5            05/01/87         00
    1092345                              05           07/01/87          0
    6007454                              O            06/01/02
    0


    1165779          159/447             F          173,000.00         ZZ
                                         180         21,838.43          1
                                      10.750          1,939.25         75
                                      10.500          1,939.25
    HUNTINGTON SUFF  NY   11721          1            09/23/87         00
    4091732                              05           11/01/87          0
    815554                               O            10/01/02
    0


    1166450          217/670             F          154,000.00         ZZ
                                         180         22,340.40          1
                                      10.500          1,702.31         48
                                      10.250          1,702.31
    MEMPHIS          TN   38117          1            11/12/87         00
    3039309286                           05           01/01/88          0
    3930928                              O            12/01/02
    0


    1173844          225/448             F           60,000.00         ZZ
                                         180         10,736.79          1
                                      10.000            644.76         21
                                       9.750            644.76
    SUNNYVALE        CA   94087          5            03/04/88         00
    0885854                              05           05/01/88          0
    885854                               O            04/01/03
    0
1




    1174172          463/K06             F           57,000.00         ZZ
                                         180          6,577.08          1
                                      10.375            625.67         44
                                       9.850            625.67
    SAN MARCOS       CA   92069          5            02/05/88         00
    0430298935                           05           04/01/88          0
    200194                               O            03/01/03
    0


    1186996          190/550             F           50,000.00         ZZ
                                         180          3,262.71          1
                                      11.375            580.13         41
                                      11.125            580.13
    LOS ANGELES      CA   90007          5            12/23/88         00
    120069542000000                      05           02/01/89          0
    141346180                            O            01/01/04
    0


    1189925          156/447             F           97,500.00         ZZ
                                         180         28,274.15          1
                                      11.250          1,123.54         65
                                      11.000          1,123.54
    HUNTINGTON PARK  CA   90255          5            02/14/89         00
    4071962                              05           04/01/89          0
    4270875                              O            03/01/04
    0


    1215608          560/560             F          318,100.00         ZZ
                                         180        132,686.91          1
                                      10.500          3,516.27         90
                                      10.375          3,516.27
    CORONA           CA   91719          1            07/24/90         04
    217460971                            03           09/01/90         17
    00442444511                          O            08/01/05
    0


    1218046          142/670             F          243,700.00         ZZ
                                         180         87,769.34          1
                                      10.500          2,693.86         70
                                      10.250          2,693.86
    BAY SHORE        NY   11706          5            06/04/90         00
    3107651583                           01           08/01/90          0
    7265307                              O            07/01/05
    0


    1231244          511/511             F          314,000.00         ZZ
                                         360        283,048.18          1
1


                                       9.875          2,726.61         89
                                       9.625          2,726.61
    BIRMINGHAM       AL   35244          2            04/18/91         10
    822848                               05           06/01/91         17
    822848                               O            05/01/21
    0


    1233396          478/X14             F          297,850.00         ZZ
                                         360        235,524.36          1
                                      10.370          2,695.64         70
                                      10.120          2,695.64
    LOS OSOS         CA   93402          5            04/30/91         00
    0200506541                           05           07/01/91          0
    6103102                              O            06/01/21
    0


    1237044          225/448             F          197,500.00         ZZ
                                         180         67,451.72          1
                                       9.500          2,062.34         55
                                       9.250          2,062.34
    SUISUN           CA   94585          5            11/15/89         00
    0916247                              05           01/01/90          0
    916247                               O            12/01/04
    0


    1238482          547/447             F          226,300.00         ZZ
                                         360        200,934.65          1
                                      10.500          2,070.06         90
                                       9.750          2,070.06
    HENDERSON        NV   89014          1            12/27/90         10
    655798                               03           02/01/91         20
    655798                               O            01/01/21
    0


    1250106          547/447             F          400,000.00         ZZ
                                         180        182,355.21          1
                                       9.875          4,267.89         63
                                       9.375          4,267.89
    DALLAS           TX   75214          2            06/07/91         00
    813751                               05           08/01/91          0
    813751                               O            07/01/06
    0


    1250862          478/X14             F          285,600.00         ZZ
                                         180        138,697.59          1
                                      10.000          3,069.07         80
                                       9.240          3,069.07
    OXNARD           CA   93030          2            07/29/91         00
    0200501096                           05           10/01/91          0
1


    1112090                              O            09/01/06
    0


    1251039          480/M32             F          210,800.00         ZZ
                                         180        103,399.72          1
                                       9.875          2,249.17         80
                                       9.375          2,249.17
    JACKSONVILLE     FL   32217          1            07/31/91         00
    320103336                            05           09/01/91          0
    0568378                              O            08/01/06
    0


    1251524          028/M32             F          192,000.00         ZZ
                                         180         95,874.88          1
                                       9.625          2,019.42         68
                                       9.125          2,019.42
    RIVERSIDE        CA   92507          5            09/05/91         00
    320115314                            05           11/01/91          0
    099007456                            O            10/01/06
    0


    1254829          324/183             F          249,000.00         ZZ
                                         180        115,934.87          1
                                       9.625          2,618.93         74
                                       9.125          2,618.93
    SAN GABRIEL      CA   91775          2            08/27/91         00
    11790497-5                           05           10/01/91          0
    4112314                              O            09/01/06
    0


    1748028          K14/U58             F           49,000.00         ZZ
                                         240         41,917.99          1
                                      12.250            549.38         49
                                      11.250            549.38
    WHITEWATER       WI   53190          5            03/14/97         00
    0655446797                           05           04/25/97          0
    2620057                              O            03/25/17
    0


    1748046          K14/U56             F           37,000.00         ZZ
                                         180         32,214.70          1
                                      12.740            461.83         30
                                      11.740            461.83
    ELKTON           MD   21921          5            05/13/97         00
    0655446896                           05           06/19/97          0
    2697483                              O            05/19/12
    0


1


    1748055          K14/U58             F           23,600.00         ZZ
                                         180         21,054.57          1
                                      14.650            326.56         31
                                      13.650            326.56
    VINE GROVE       KY   40175          5            05/02/97         00
    0655446946                           05           06/21/97          0
    2712970                              O            05/21/12
    0


    1748062          K14/U56             F           45,000.00         ZZ
                                         120         32,037.30          1
                                      15.249            732.88         25
                                      14.249            732.88
    FORT WASHINGTON  MD   20744          5            06/06/97         00
    0655446995                           05           07/11/97          0
    2728281                              O            06/11/07
    0


    1748082          K14/U58             F           38,800.00         ZZ
                                         180         34,333.84          1
                                      13.640            510.11         63
                                      12.640            510.11
    ELIZABETHTOWN    KY   42701          5            06/16/97         00
    0655447118                           05           08/04/97          0
    2798891                              O            07/04/12
    0


    1748098          K14/U58             F           28,000.00         ZZ
                                         180         24,556.09          1
                                      13.150            358.46         25
                                      12.150            358.46
    OAK LAWN         IL   60453          5            07/17/97         00
    0655447159                           05           09/01/97          0
    2858347                              O            08/01/12
    0


    1748099          K14/U56             F           40,000.00         ZZ
                                         180         35,917.87          1
                                      14.990            559.56         31
                                      13.990            559.56
    HOPATCONG        NJ   07843          5            07/12/97         00
    0655447167                           05           08/17/97          0
    2891042                              O            07/17/12
    0


    1748137          K14/U56             F           18,720.00         ZZ
                                         180         15,919.42          1
                                      15.750            271.68         28
                                      14.750            271.68
1


    CLARKSVILLE      TN   37040          5            11/25/97         00
    0655447365                           05           01/01/98          0
    3096718                              O            12/01/12
    0


    1748147          K14/U56             F           39,931.98         ZZ
                                         300         38,871.81          2
                                      14.990            511.15         39
                                      13.990            511.15
    PHILADELPHIA     PA   19131          5            12/26/97         00
    0655447381                           05           02/05/98          0
    3143619                              O            01/05/23
    0


    1748151          K14/U56             F           35,000.00         ZZ
                                         180         32,018.50          1
                                      15.750            507.96         26
                                      14.750            507.96
    CLEVELAND        TN   37323          5            01/07/98         00
    0655447415                           05           02/12/98          0
    3152278                              O            01/12/13
    0


    2827263          976/G02             F           66,150.00         ZZ
                                         360         64,742.38          1
                                       8.250            496.97         90
                                       8.000            496.97
    EAGLE            ID   83616          1            06/01/99         11
    655424919                            01           08/01/99         25
    5546270                              O            07/01/29
    0


    2892763          E22/G02             F           63,200.00         ZZ
                                         360         62,092.11          1
                                       8.750            497.19         80
                                       8.500            497.19
    SAN DIEGO        CA   92126          1            08/20/99         00
    0411571128                           01           10/01/99          0
    0411571128                           N            09/01/29
    0


    3332897          E22/G02             F           63,000.00         ZZ
                                         360         62,288.34          1
                                       9.250            518.29         90
                                       9.000            518.29
    DALLAS           TX   75236          1            03/31/00         01
    0411905227                           05           05/01/00         25
    0411905227                           N            04/01/30
    0
1




    3462402          Q72/W60             F           95,533.40         ZZ
                                         360         94,918.53          1
                                      11.900            975.32        112
                                      11.400            975.32
    CHARLOTTE        NC   28214          5            02/07/00         00
    7860505                              05           03/07/00          0
    0800087116                           O            02/07/30
    0


    3462406          Q72/W60             F           30,730.73         ZZ
                                         360         30,605.36          1
                                      12.875            336.94         81
                                      12.375            336.94
    DETROIT          MI   48205          5            06/01/00         00
    7849144                              05           07/01/00          0
    0800095028                           O            06/01/30
    0


    3462535          Q72/W60             F            6,000.00         ZZ
                                         180          5,024.78          1
                                      12.500             73.95         40
                                      12.000             73.95
    SHREVEPORT       LA   71109          5            03/12/96         00
    7848609                              03           03/29/96          0
    0800087827                           N            02/28/11
    0


    3467827          Q72/W60             F          115,712.00         ZZ
                                         360        110,422.96          1
                                       8.000            849.06        106
                                       7.500            849.06
    RICHMOND         VA   23223          2            01/07/98         00
    7861230                              03           03/01/98          0
    0800099731                           O            02/01/28
    0


    3491209          163/X14             F           64,000.00         ZZ
                                         360         63,313.26          1
                                       9.250            526.51         72
                                       9.000            526.51
    WEST PALM BEACH  FL   33409          1            02/11/00         00
    2954                                 09           04/01/00          0
    2954                                 O            03/01/30
    0


    3712105          Q72/W60             F           22,750.00         ZZ
                                         180         21,327.06          1
1


                                      15.900            332.54         65
                                      15.400            332.54
    KANSAS CITY      MO   64124          5            09/26/98         00
    7864077                              05           11/01/98          0
    0899014013                           O            10/01/13
    0


    3712176          Q72/W60             F           67,200.00         ZZ
                                         180         66,349.57          1
                                      11.650            673.18         80
                                      11.150            673.18
    ROCHESTER        NY   14606          2            12/02/98         00
    7866080                              05           01/07/99          0
    0899021935                           O            12/07/13
    0


    3849940          E22/G02             F           63,000.00         ZZ
                                         120         58,848.21          1
                                       8.625            785.33         90
                                       8.375            785.33
    JERSEY SHORE     PA   17740          5            09/28/00         10
    0412134165                           05           11/01/00         25
    0412134165                           O            10/01/10
    0


    3886944          Q72/W60             F           46,400.00         ZZ
                                         360         45,859.97          1
                                      11.950            475.49         80
                                      11.450            475.49
    RIDGELAND        SC   29936          5            10/28/98         00
    7863764                              05           01/01/99          0
    0899013056                           O            12/01/28
    0


    3886950          Q72/W60             F           45,500.00         ZZ
                                         180         44,981.17          1
                                      10.125            403.50         70
                                       9.625            403.50
    ARGYLE           NY   12809          5            09/14/99         00
    7866007                              05           11/01/99          0
    0899021208                           O            10/01/14
    0


    3887062          Q72/W10             F          500,000.00         ZZ
                                         360        492,345.41          1
                                      11.990          5,139.21         72
                                      11.490          5,139.21
    SOUTHLAKE        TX   76092          2            02/23/98         00
    0001716687                           05           04/01/98          0
1


    7515430                              O            03/01/28
    0


    3887147          Q72/W10             F           77,600.00         ZZ
                                         360         77,141.84          1
                                      13.250            873.61         80
                                      12.750            873.61
    NEW ORLEANS      LA   70131          5            09/17/99         00
    0001717537                           05           11/01/99          0
    8493371                              O            10/01/29
    0


    3907756          E84/U57             F           76,500.00         ZZ
                                         180         76,177.31          1
                                      10.875            721.31         90
                                      10.375            721.31
    STERLING         IL   61081          2            10/06/00         23
    0432354413                           05           12/01/00          0
    12700233                             O            11/01/15
    0


    3923278          T24/G01             F          196,550.00         ZZ
                                         360        195,578.45          1
                                      10.125          1,743.05        104
                                       9.875          1,743.05
    PITTSBURG        CA   94565          1            10/03/00         23
    0432885937                           05           12/01/00          0
    09768851                             O            11/01/30
    0


    3989432          T24/G01             F          183,300.00         ZZ
                                         360        182,179.08          2
                                      10.500          1,676.72        103
                                      10.250          1,676.72
    PORTLAND         OR   97221          1            10/23/00         23
    0432885911                           05           12/01/00          0
    09770629                             O            11/01/30
    0


    4040683          Q72/W10             F           56,600.00         ZZ
                                         360         55,561.31          1
                                      11.900            577.85         92
                                      11.400            577.85
    MACON            GA   31211          1            08/29/97         00
    0001732767                           05           10/01/97          0
    0003134152                           O            09/01/27
    0


1


    4040800          Q72/W10             F           42,000.00         ZZ
                                         360         41,612.88          1
                                      11.375            411.92         80
                                      10.875            411.92
    JACKSONVILLE     FL   32210          2            08/09/99         00
    0001733922                           05           10/01/99          0
    0017579814                           O            09/01/29
    0


    4040866          Q72/W10             F           51,790.00         ZZ
                                         360         51,566.99          1
                                      14.000            613.65         61
                                      13.500            613.65
    HARLEY           LA   70058          2            12/02/99         00
    0001734417                           05           02/01/00          0
    54601227                             O            01/01/30
    0


    4040899          Q72/W10             F           55,900.00         ZZ
                                         180         55,685.89          1
                                      13.750            651.30         65
                                      13.250            651.30
    PENSACOLA        FL   32503          5            03/17/00         00
    0001734748                           05           05/01/00          0
    57600905                             O            04/01/15
    0


    4040926          Q72/W10             F           33,400.00         ZZ
                                         360         33,178.94          1
                                      12.500            356.46         65
                                      12.000            356.46
    INDIANAPOLIS     IN   46218          1            10/20/99         00
    0001735018                           05           12/01/99          0
    58601879                             O            11/01/29
    0


    4046886          Q72/W10             F          119,700.00         ZZ
                                         300        115,561.74          1
                                       9.600          1,054.15         90
                                       9.100          1,054.15
    TRYON            NC   28782          5            08/26/98         00
    0001741826                           05           10/01/98          0
    0040369738                           O            09/01/23
    0


    4046887          Q72/W10             F           75,150.00         ZZ
                                         360         73,713.27          1
                                       9.990            658.94         90
                                       9.490            658.94
1


    LONOKE           AR   72086          5            08/28/98         00
    0001741834                           05           10/02/98          0
    0040369761                           O            09/02/28
    0


    4047033          Q72/W10             F           47,600.00         ZZ
                                         180         42,709.70          1
                                      11.370            552.13         85
                                      10.870            552.13
    MACCLESFIELD     NC   27852          2            05/20/98         00
    0001743681                           27           07/01/98          0
    0040396889                           O            06/01/13
    0


    4047052          Q72/W10             F           85,640.00         ZZ
                                         360         84,490.79          1
                                      11.740            863.81         84
                                      11.240            863.81
    SPARTANBURG      SC   29316          1            10/28/98         00
    0001743913                           09           11/28/98          0
    0040399834                           O            10/28/28
    0


    4047118          Q72/W10             F           68,400.00         ZZ
                                         180         67,488.64          1
                                      11.550            679.97         90
                                      11.050            679.97
    INDIANAPOLIS     IN   46237          5            11/25/98         00
    0001744788                           05           01/01/99          0
    0040414674                           O            12/01/13
    0


    4047347          Q72/W10             F           52,500.00         ZZ
                                         360         51,958.37          1
                                      12.900            576.66         70
                                      12.400            576.66
    NEW KENSINGTON   PA   15068          5            11/18/98         00
    0001750462                           05           01/01/99          0
    0090081043                           O            12/01/28
    0


    4047504          Q72/W10             F           16,700.00         ZZ
                                         120         14,388.46          1
                                      11.450            234.32         80
                                      10.950            234.32
    ODESSA           TX   79763          5            06/14/99         00
    0001739697                           05           08/01/99          0
    0106803901                           O            07/01/09
    0
1




    4053532          Q72/W10             F           76,500.00         ZZ
                                         360         75,257.29          1
                                      10.990            727.95         85
                                      10.490            727.95
    HARRIMAN         TN   37748          5            08/31/98         00
    0001741925                           05           10/04/98          0
    0040370405                           O            09/04/28
    0


    4053552          Q72/W10             F           19,500.00         ZZ
                                         120         15,605.89          1
                                      10.500            263.12         78
                                      10.000            263.12
    TAYLOR           TX   76574          5            09/16/98         00
    0001748854                           05           11/01/98          0
    0087347514                           O            10/01/08
    0


    4053641          Q72/W10             F           39,750.00         ZZ
                                         480         39,498.81          1
                                      10.990            368.69         75
                                      10.490            368.69
    DAYTON           PA   16222          5            03/25/98         00
    0001750280                           05           05/01/98          0
    0090054149                           O            04/01/38
    0


    4053644          Q72/W10             F           57,200.00         ZZ
                                         360         56,618.83          1
                                      13.500            655.18         65
                                      13.000            655.18
    PITTSBURGH       PA   15214          5            09/25/98         00
    0001750314                           05           11/01/98          0
    0090073248                           O            10/01/28
    0


    4053657          Q72/W10             F           65,000.00         ZZ
                                         360         64,404.89          1
                                      14.000            770.17         65
                                      13.500            770.17
    SAINT CHARLES    MO   63304          5            11/19/98         00
    0001750454                           05           01/01/99          0
    0090079971                           O            12/01/28
    0


    4053719          Q72/W10             F           54,000.00         ZZ
                                         360         53,106.92          1
1


                                      10.600            498.00         88
                                      10.100            498.00
    WILSON           NC   27893          5            09/18/98         00
    0001751544                           27           11/01/98          0
    0099613135                           O            10/01/28
    0


    4053792          Q72/W10             F           14,500.00         ZZ
                                         120         11,188.30          1
                                       7.250            170.23         41
                                       6.750            170.23
    PHILADELPHIA     PA   19134          1            09/25/98         00
    0001738434                           07           11/01/98          0
    0102711462                           O            10/01/08
    0


    4053840          Q72/W10             F           72,000.00         ZZ
                                         180         69,451.04          1
                                      10.900            680.24         90
                                      10.400            680.24
    JACKSONVILLE     FL   32210          5            06/25/97         00
    0001742303                           05           07/30/97          0
    0040379703                           O            06/30/12
    0


    4053862          Q72/W10             F           53,600.00         ZZ
                                         360         53,178.37          1
                                      13.990            634.67         80
                                      13.490            634.67
    LOUISVILLE       MS   39339          5            10/24/98         00
    0001743749                           05           11/29/98          0
    0040397606                           O            10/29/28
    0


    4053879          Q72/W10             F           23,800.00         ZZ
                                         180         22,357.51          1
                                      13.200            304.27         68
                                      12.700            304.27
    DETROIT          MI   48219          5            04/23/99         00
    0001748177                           05           06/01/99          0
    0084062496                           O            05/01/14
    0


    4053897          Q72/W10             F           29,300.00         ZZ
                                         360         29,080.96          1
                                      12.150            304.77         84
                                      11.650            304.77
    CLEWISTON        FL   33440          5            09/02/99         00
    0001746718                           27           11/01/99          0
1


    0082235110                           O            10/01/29
    0


    4053913          Q72/W10             F           76,500.00         ZZ
                                         360         74,454.27          1
                                       7.750            548.06         94
                                       7.250            548.06
    KETTLE FALLS     WA   99141          5            11/19/98         00
    0001748508                           05           01/01/99          0
    0085031805                           O            12/01/28
    0


    4053936          Q72/W10             F           67,700.00         ZZ
                                         180         63,926.26          1
                                      13.200            865.50         49
                                      12.700            865.50
    STEVENSON        WA   98648          5            06/13/99         00
    0001740653                           27           08/01/99          0
    0202407151                           O            07/01/14
    0


    4053970          Q72/W10             F           54,300.00         ZZ
                                         360         53,568.53          1
                                      10.150            482.55         99
                                       9.650            482.55
    ST JOSEPH        MO   64504          5            05/10/99         00
    0001747526                           05           07/01/99          0
    0083142976                           O            06/01/29
    0


    4056124          Q72/W10             F           45,900.00         ZZ
                                         360         45,026.95          1
                                       9.350            380.94         85
                                       8.850            380.94
    ARNOLD           PA   15068          5            12/17/98         00
    0001751015                           05           02/01/99          0
    0092427236                           O            01/01/29
    0


    4056132          Q72/W10             F           81,900.00         ZZ
                                         360         80,324.75          1
                                      10.250            733.91         88
                                       9.750            733.91
    GREENVILLE       IL   62246          1            09/25/98         00
    0001751478                           27           11/01/98          0
    0099452625                           O            10/01/28
    0


1


    4086656          E22/G02             F          292,600.00         ZZ
                                         360        291,075.61          3
                                       9.375          2,433.70         95
                                       9.125          2,433.70
    SAN DIEGO        CA   92116          1            12/06/00         04
    0412263238                           05           02/01/01         30
    0412263238                           N            01/01/31
    0


    4117045          J95/J95             F          640,000.00         ZZ
                                         180        632,025.44          1
                                       7.250          5,842.33         57
                                       7.000          5,842.33
    ANAHEIM          CA   92807          5            05/23/01         00
    0027096502                           05           07/01/01          0
    0027096502                           O            06/01/16
    0


    4123907          T24/G01             F           77,950.00         ZZ
                                         360         75,581.61          1
                                      10.000            684.07        100
                                       9.750            684.07
    BEAUMONT         TX   77706          1            12/14/00         23
    0432885945                           05           02/01/01          0
    09788347                             O            01/01/31
    0


    4138452          168/168             F          700,000.00         ZZ
                                         360        695,436.87          1
                                       7.750          5,014.89         72
                                       7.500          5,014.89
    HARRISON         NY   10528          1            12/11/00         00
    0249675773                           05           02/01/01          0
    0249675773                           O            01/01/31
    0


    4142613          Q72/W10             F           46,219.00         ZZ
                                         360         41,189.62          1
                                       7.000            307.50        101
                                       6.500            307.50
    BALTIMORE        MD   21223          1            07/31/98         00
    0001757525                           05           09/01/98          0
    4249640                              O            08/01/28
    0


    4142676          Q72/W10             F           29,000.00         ZZ
                                         180         28,927.87          1
                                      15.950            388.82         20
                                      15.450            388.82
1


    GARDEN GROVE     CA   92841          1            02/03/00         00
    0001762962                           01           04/01/00          0
    0504917922                           O            03/01/15
    0


    4148266          Q72/W10             F          115,600.00         ZZ
                                         360        114,357.88          1
                                      10.850          1,087.81         85
                                      10.350          1,087.81
    MARYVILLE        TN   37804          5            04/19/99         00
    0001757012                           05           05/23/99          0
    2010 99043053 3                      O            04/23/29
    0


    4148279          Q72/W10             F           42,000.00         ZZ
                                         360         41,764.95          1
                                      11.470            414.97         65
                                      10.970            414.97
    LYNCHBURG        VA   24501          5            05/26/00         00
    0001756980                           05           07/01/00          0
    2010 00056203 5                      O            06/01/30
    0


    4148297          Q72/W10             F           99,000.00         ZZ
                                         360         97,667.58          2
                                      10.350            894.51         90
                                       9.850            894.51
    CLEVELAND        OH   44111          5            05/21/99         00
    0001757103                           05           06/26/99          0
    2020 9905164 41                      O            05/26/29
    0


    4156449          Q72/W10             F           77,500.00         ZZ
                                         360         71,230.82          1
                                       9.375            644.61         94
                                       8.875            644.61
    FALLSBURG        NY   12779          1            12/02/94         00
    0001758572                           05           02/01/95          0
    3604774                              O            01/01/25
    0


    4156451          Q72/W10             F          112,000.00         ZZ
                                         360         98,246.71          1
                                       6.750            726.43         92
                                       6.250            726.43
    EDISON           NJ   08817          5            08/06/93         00
    0001758598                           05           10/01/93          0
    3610060                              O            09/01/23
    0
1




    4156502          Q72/W10             F           27,550.00         ZZ
                                         360         13,710.85          1
                                       9.750            236.70         79
                                       9.250            236.70
    VERONA           PA   15147          1            07/17/78         00
    0001759109                           05           08/01/78          0
    3800547                              O            07/01/08
    0


    4156503          Q72/W10             F           93,750.00         ZZ
                                         300         75,204.24          1
                                      11.000            918.86         59
                                      10.500            918.86
    BROOKLYN         NY   11207          5            12/20/88         00
    0001759117                           05           02/01/89          0
    3801347                              O            01/01/14
    0


    4156524          Q72/W10             F           46,000.00         ZZ
                                         180         22,922.79          1
                                      13.750            604.90         29
                                      13.250            604.90
    EAST PATCHOGUE   NY   11772          5            11/30/90         00
    0001759323                           05           01/05/91          0
    3841046                              O            12/05/05
    0


    4156550          Q72/W10             F           53,550.00         ZZ
                                         180         48,227.75          1
                                      10.600            595.27         85
                                      10.100            595.27
    BIRMINGHAM       AL   35214          5            08/26/98         00
    0001759588                           05           10/01/98          0
    3869641                              O            09/01/13
    0


    4156560          Q72/W10             F          168,000.00         ZZ
                                         360        165,723.08          1
                                      12.300          1,766.96         80
                                      11.800          1,766.96
    ATLANTA          GA   30331          5            05/22/98         00
    0001759687                           05           06/28/98          0
    3889946                              O            05/28/28
    0


    4156580          Q72/W10             F           37,300.00         ZZ
                                         180         31,885.36          1
1


                                      11.050            425.12         50
                                      10.550            425.12
    JACKSON          MS   39211          1            05/15/97         00
    0001759885                           05           07/01/97          0
    3962214                              O            06/01/12
    0


    4156583          Q72/W10             F           45,600.00         ZZ
                                         360         44,887.83          1
                                      11.750            460.29         80
                                      11.250            460.29
    PORT RICHEY      FL   34668          1            03/30/98         00
    0001759919                           05           05/03/98          0
    3962545                              O            04/03/28
    0


    4156595          Q72/W10             F          124,000.00         ZZ
                                         180        106,240.24          1
                                       9.490          1,294.09         80
                                       8.990          1,294.09
    BOONVILLE        IN   47601          5            10/31/97         00
    0001760032                           05           12/05/97          0
    3967155                              O            11/05/12
    0


    4156596          Q72/W10             F           53,600.00         ZZ
                                         180         52,689.58          1
                                      11.090            514.09         80
                                      10.590            514.09
    MADISON          TN   37115          5            07/09/98         00
    0001760040                           05           08/14/98          0
    3967825                              O            07/14/13
    0


    4156609          Q72/W10             F          108,750.00         ZZ
                                         360        107,405.82          1
                                      11.490          1,076.11         75
                                      10.990          1,076.11
    OAKLAND PARK     FL   33309          5            01/06/99         00
    0001760172                           05           02/11/99          0
    3973682                              O            01/11/29
    0


    4156616          Q72/W10             F           73,963.01         ZZ
                                         360         72,013.86          1
                                       8.000            542.72        106
                                       7.500            542.72
    PHILADELPHIA     PA   19150          1            11/01/98         98
    0001760248                           07           12/01/98          0
1


    3975182                              O            11/01/28
    0


    4156634          Q72/W10             F           56,204.06         ZZ
                                         180         55,813.71          1
                                      13.500            650.27         87
                                      13.000            650.27
    SAN ANTONIO      TX   78245          5            04/24/97         00
    0001760420                           05           05/24/97          0
    3990546                              O            04/24/12
    0


    4156638          Q72/W10             F           64,800.00         ZZ
                                         180         62,976.75          1
                                      11.500            641.71        100
                                      11.000            641.71
    MECHANICSBURG    OH   43044          5            12/12/96         00
    0001760461                           05           02/01/97          0
    3992773                              N            01/01/12
    0


    4166030          T24/G01             F           41,100.00         ZZ
                                         360         40,926.33          1
                                       9.875            356.89        100
                                       9.625            356.89
    NEW LEXINGTON    OH   43764          1            12/19/00         23
    0432885846                           05           02/01/01          0
    09781559                             O            01/01/31
    0


    4176865          Q72/W60             F          138,650.00         ZZ
                                         360        137,508.45          1
                                      10.990          1,319.35        100
                                      10.490          1,319.35
    LOUISVILLE       KY   40272          2            01/14/00         00
    7867864                              05           02/20/00          0
    0899030217                           O            01/20/30
    0


    4176891          Q72/W60             F           72,000.00         ZZ
                                         180         70,676.03          1
                                      12.100            746.15         80
                                      11.600            746.15
    GARY             IN   46403          5            07/07/97         00
     7860067                             05           08/11/97          0
    0800006371                           O            07/11/12
    0


1


    4176916          Q72/W60             F           52,720.00         ZZ
                                         360         51,648.94          1
                                      11.890            537.83         77
                                      11.390            537.83
    SANFORD          NC   27330          1            05/19/97         00
     7862568                             27           06/19/97          0
    0800772543                           O            05/19/27
    0


    4176924          Q72/W60             F           34,250.00         ZZ
                                         180         23,895.99          1
                                       9.500            357.65         82
                                       9.000            357.65
    JACKSONVILLE     FL   32209          5            08/31/94         00
    7850449                              05           10/15/94          0
    0899000590                           O            09/15/09
    0


    4198124          T24/G01             F          299,900.00         ZZ
                                         360        298,697.43          1
                                      10.125          2,659.58        100
                                       9.875          2,659.58
    FREMONT          CA   94538          1            12/19/00         23
    0432886166                           01           02/01/01          0
    09789699                             O            01/01/31
    0


    4220872          T24/G01             F          151,065.00         ZZ
                                         360        150,301.90          2
                                      10.125          1,339.68         95
                                       9.875          1,339.68
    CHICAGO          IL   60629          1            12/28/00         23
    0433129350                           05           02/01/01          0
    09788166                             N            01/01/31
    0


    4260116          976/U57             F           62,900.00         ZZ
                                         360         62,696.03          1
                                      11.125            604.97         85
                                      10.625            604.97
    CHARLESTON       SC   29418          1            12/22/00         23
    0432637916                           27           02/01/01          0
    4360150                              O            01/01/31
    0


    4283672          Q72/W10             F           97,600.00         ZZ
                                         360         96,823.53          1
                                      10.350            881.86         80
                                       9.850            881.86
1


    DOLTON           IL   60419          5            03/27/00         00
    0001764315                           05           05/01/00          0
    80032596-2                           O            04/01/30
    0


    4291173          Q72/W60             F           37,183.94         ZZ
                                         360         37,085.21          1
                                      12.375            393.25         71
                                      11.875            393.25
    WICHITA          KS   67214          5            05/01/01         00
    7865652                              05           06/01/01          0
    0899020390                           O            05/01/31
    0


    4291295          Q72/W60             F           57,150.00         ZZ
                                         360         54,275.80          1
                                       9.875            496.27         97
                                       9.375            496.27
    HOLLYWOOD        FL   33023          1            02/10/95         04
     7861131                             05           04/01/95         30
    8010086                              O            03/01/25
    0


    4291297          Q72/W60             F           57,470.00         ZZ
                                         360         53,224.90          1
                                       8.500            441.89        100
                                       8.000            441.89
    MEMPHIS          TN   38116          1            09/20/96         00
    7849417                              05           11/01/96          0
    8010689                              O            10/01/26
    0


    4291327          Q72/W60             F          206,339.57         ZZ
                                         360        204,771.63          1
                                       7.125          1,390.15         76
                                       6.625          1,390.15
    THOUSAND OAKS    CA   91360          5            03/01/01         00
    7862691                              05           04/01/01          0
    8015792                              O            03/01/31
    0


    4291374          Q72/W10             F           44,250.00         ZZ
                                         360         44,120.76          1
                                      12.990            489.15         75
                                      12.490            489.15
    HOMESTEAD        FL   33033          1            09/21/00         00
    0001764562                           09           11/01/00          0
    10388145                             N            10/01/30
    0
1




    4371752          286/G01             F          139,000.00         ZZ
                                         360        138,522.47          1
                                       9.625          1,181.49        100
                                       9.375          1,181.49
    GREEN BAY        WI   54301          1            02/28/01         23
    0432920494                           05           04/01/01          0
    0000259297                           O            03/01/31
    0


    4380909          286/G01             F          203,300.00         ZZ
                                         360        202,504.94          1
                                       9.000          1,635.80        107
                                       8.750          1,635.80
    BERLIN           NJ   08009          2            02/15/01         23
    0432907830                           05           04/01/01          0
    202344                               O            03/01/31
    0


    4397148          225/U57             F          928,500.00         ZZ
                                         360        922,865.22          1
                                       7.500          6,492.21         75
                                       7.250          6,492.21
    DENVER           CO   80220          1            01/12/01         00
    0432632222                           05           03/01/01          0
    7230331                              O            02/01/31
    0


    4406032          L99/U57             F           65,000.00         ZZ
                                         180         64,854.84          1
                                      11.640            650.64         79
                                      11.140            650.64
    LORAIN           OH   44052          5            02/09/01         00
    0432732451                           05           04/01/01          0
    210147                               N            03/01/16
    0


    4436566          P23/G01             F          159,600.00         ZZ
                                         360        159,200.51          1
                                      10.375          1,445.03        103
                                      10.125          1,445.03
    BIG BEAR LAKE    CA   92315          1            03/01/01         23
    0432920015                           05           05/01/01          0
    010000526                            O            04/01/31
    0


    4442878          147/G01             F           35,150.00         ZZ
                                         360         35,078.16          1
1


                                       9.375            292.36         95
                                       9.125            292.36
    JACKSON          MS   39203          1            05/24/01         23
    0432996585                           05           07/01/01          0
    10416285                             N            06/01/31
    0


    4454015          K39/U57             F           63,750.00         ZZ
                                         240         63,146.66          1
                                       9.990            614.78         99
                                       9.490            614.78
    ETOWAH           TN   37331          2            02/27/01         23
    0432651313                           05           04/05/01          0
    569669424                            O            03/05/21
    0


    4457483          623/U56             F           45,900.00         ZZ
                                         180         45,819.77          1
                                      12.750            498.79         92
                                      12.250            498.79
    CANEY            KS   67333          1            02/05/01         23
    0432676393                           05           04/01/01          0
    1564981                              O            03/01/16
    0


    4457526          623/U57             F          153,635.00         ZZ
                                         180        153,017.04          1
                                      11.500          1,521.43         81
                                      11.000          1,521.43
    LAYTON           UT   84040          5            01/16/01         23
    0432678167                           05           03/01/01          0
    5308322                              O            02/01/16
    0


    4458166          286/G01             F          375,000.00         ZZ
                                         360        373,570.75          1
                                       9.125          3,051.13        101
                                       8.875          3,051.13
    VIENNA           VA   22180          1            02/28/01         23
    0432947521                           09           04/01/01          0
    0009650620                           O            03/01/31
    0


    4479881          Q72/W10             F          115,200.00         ZZ
                                         360        114,627.81          1
                                      11.650          1,154.02         80
                                      11.150          1,154.02
    FREMONT          NH   03044          4            02/24/00         00
    0001777135                           27           08/01/00          0
1


    70283971-4                           N            07/01/30
    0


    4483903          665/G02             F          110,000.00         ZZ
                                         360        109,582.55          1
                                       8.375            836.08         80
                                       8.125            836.08
    LAKEWOOD         CO   80227          1            03/02/01         00
    0432652543                           09           05/01/01          0
    88100880                             O            04/01/31
    0


    4491605          T40/U57             F           59,850.00         ZZ
                                         360         58,999.56          1
                                       8.500            460.19         90
                                       8.250            460.19
    YUMA             AZ   85364          1            10/02/00         23
    0432654309                           05           12/01/00          0
    8941114                              O            11/01/30
    0


    4494047          E22/U57             F           87,300.00         ZZ
                                         360         86,977.01          1
                                       8.500            671.26         90
                                       8.250            671.26
    COLDWATER        MS   38618          5            03/13/01         04
    0412377400                           05           05/01/01         25
    0412377400                           O            04/01/31
    0


    4505195          286/G01             F          204,800.00         ZZ
                                         360        204,150.56          1
                                       9.250          1,684.84         98
                                       9.000          1,684.84
    STRONGSVILLE     OH   44136          5            03/09/01         23
    0432920197                           05           05/01/01          0
    0000204289                           O            04/01/31
    0


    4510333          964/G01             F          125,000.00         ZZ
                                         360        124,458.55          1
                                       8.500            961.14        100
                                       8.250            961.14
    WEST HOLLYWOOD   CA   90069          1            03/06/01         23
    0433118312                           01           05/01/01          0
    111132                               O            04/01/31
    0


1


    4520820          E45/U57             F          100,300.00         ZZ
                                         360        100,068.31          1
                                      10.750            936.28         85
                                      10.500            936.28
    FORT PIERCE      FL   34981          5            03/27/01         23
    0432695252                           05           05/01/01          0
    123531                               O            04/01/31
    0


    4533176          147/G01             F           91,913.00         ZZ
                                         360         91,636.30          1
                                       9.500            772.86        107
                                       9.250            772.86
    MC DONALD        PA   15057          1            03/29/01         23
    0432858637                           05           05/01/01          0
    10416670                             O            04/01/31
    0


    4535824          Q72/W60             F          109,850.74         ZZ
                                         344        109,132.65          1
                                      11.750          1,114.65         88
                                      11.250          1,114.65
    DARLINGTON       MD   21034          5            05/03/00         00
    7807993                              05           06/01/00          0
    4939898                              O            01/01/29
    0


    4535848          Q72/W60             F           27,000.00         ZZ
                                         360         26,825.73          1
                                      11.625            269.96         75
                                      11.125            269.96
    DETROIT          MI   48224          5            02/16/00         00
    7808231                              05           04/01/00          0
    5140738                              O            03/01/30
    0


    4535870          Q72/W60             F          120,000.00         ZZ
                                         360        114,484.33          1
                                       7.875            870.08         75
                                       7.375            870.08
    MONROE           WA   98272          5            06/25/97         00
    7808454                              05           08/01/97          0
    6377327                              N            07/01/27
    0


    4557299          964/U57             F          204,000.00         ZZ
                                         360        202,420.34          1
                                       7.500          1,426.40         80
                                       7.250          1,426.40
1


    TEMPLETON        CA   93465          5            11/20/00         00
    0432957249                           05           01/01/01          0
    93184                                O            12/01/30
    0


    4563411          Q64/U57             F          144,500.00         ZZ
                                         360        144,124.68          1
                                      10.950          1,370.66         85
                                      10.450          1,370.66
    LOUISVILLE       KY   40241          5            02/28/01         23
    0432803401                           05           04/01/01          0
    5200287900                           O            03/01/31
    0


    4563629          T24/G01             F          181,900.00         ZZ
                                         360        181,323.16          1
                                       9.250          1,496.45        107
                                       9.000          1,496.45
    ARLINGTON        WA   98223          1            03/07/01         23
    0433001948                           03           05/01/01          0
    09810177                             O            04/01/31
    0


    4568666          E82/U57             F          198,949.88         ZZ
                                         347        191,986.88          1
                                       6.750          1,305.50         77
                                       6.500          1,305.50
    PRESCOTT         WI   54021          4            01/08/99         00
    0400061529                           05           01/01/99          0
    6152C2HCF                            O            11/01/27
    0


    4579958          Q72/W60             F           30,450.00         ZZ
                                         180         28,502.51          1
                                      12.550            376.29         70
                                      12.050            376.29
    MARS HILL        ME   04758          5            02/16/99         00
    7851363                              05           04/01/99          0
    0899006746                           O            03/01/14
    0


    4579959          Q72/W60             F           25,800.00         ZZ
                                         360         25,408.56          1
                                      11.750            260.43         60
                                      11.250            260.43
    HUMBLE           TX   77396          5            04/03/98         00
    7851561                              05           06/01/98          0
    0899008502                           O            05/01/28
    0
1




    4579975          Q72/W60             F           45,973.69         ZZ
                                         360         45,894.54          1
                                      13.990            544.37         80
                                      13.490            544.37
    BROWN CITY       MI   48416          1            01/01/01         00
    7863988                              05           02/01/01          0
    0899013759                           O            01/01/31
    0


    4580044          Q72/W60             F           74,847.00         ZZ
                                         360         71,538.65          1
                                       8.000            549.20        100
                                       7.500            549.20
    BAKERSFIELD      CA   93304          1            03/07/97         00
    7860430                              05           05/01/97          0
    8002997                              O            04/01/27
    0


    4580054          Q72/W60             F          199,328.17         ZZ
                                         360        198,417.29          1
                                       9.500          1,676.06        104
                                       9.000          1,676.06
    HEBER CITY       UT   84032          5            01/01/01         00
     7860687                             05           02/01/01          0
    8005865                              O            01/01/31
    0


    4580055          Q72/W60             F           76,300.00         ZZ
                                         360         75,166.96          1
                                      12.000            784.84         70
                                      11.500            784.84
    RICHARDSON       TX   75080          5            03/10/98         00
     7860737                             05           05/01/98          0
    8005994                              O            04/01/28
    0


    4580063          Q72/W60             F           74,261.31         ZZ
                                         360         73,520.21          1
                                       9.000            597.52        102
                                       8.500            597.52
    OKLAHOMA CITY    OK   73101          1            07/01/00         00
    7861255                              05           08/01/00          0
    8010665                              O            07/01/30
    0


    4587434          W96/G01             F          163,255.00         ZZ
                                         360        162,835.38          1
1


                                      10.250          1,462.93        103
                                      10.000          1,462.93
    MIAMI            FL   33184          1            03/30/01         23
    0432697704                           05           05/01/01          0
    21030268                             O            04/01/31
    0


    4587717          286/G01             F          227,500.00         ZZ
                                         360        226,832.81          1
                                       9.625          1,933.73        102
                                       9.375          1,933.73
    COLUMBIA         MD   21046          1            03/23/01         23
    0432885663                           05           05/01/01          0
    0000274021                           O            04/01/31
    0


    4592336          Q72/W10             F           97,850.00         ZZ
                                         360         97,495.90          1
                                      11.125            941.11         95
                                      10.625            941.11
    BROOKLYN         NY   11213          1            11/28/00         00
    0001783109                           01           01/01/01          0
    10392202                             O            12/01/30
    0


    4599931          E22/G01             F          154,500.00         ZZ
                                         360        154,256.53          1
                                      12.500          1,648.91        100
                                      12.250          1,648.91
    SALEM            NH   03079          1            04/06/01         23
    0412525164                           05           05/01/01          0
    0412525164                           O            04/01/31
    0


    4604705          F44/U56             F           71,400.00         ZZ
                                         360         71,285.00          2
                                      10.500            653.13         85
                                      10.000            653.13
    SAINT LOUIS      MO   63139          5            05/24/01         23
    0433033974                           05           07/01/01          0
    217221                               O            06/01/31
    0


    4611877          286/G01             F          228,000.00         ZZ
                                         360        227,295.52          1
                                       9.375          1,896.39        100
                                       9.125          1,896.39
    ATLANTA          GA   30315          1            03/16/01         23
    0432909893                           05           05/01/01          0
1


    0000077683                           O            04/01/31
    0


    4645215          P57/G01             F           96,820.00         ZZ
                                         180         96,590.42          1
                                       9.750            831.84        103
                                       9.500            831.84
    SAINT CLAIR SHO  MI   48080          1            05/10/01         23
    0433080538                           05           06/10/01          0
    9910238                              O            05/10/16
    0


    4654290          E84/U57             F          330,000.00         ZZ
                                         360        328,790.51          1
                                       7.625          2,335.72         74
                                       7.375          2,335.72
    SANTA ROSA       CA   95405          5            04/24/01         00
    0432840809                           05           06/01/01          0
    73210313                             O            05/01/31
    0


    4658385          Q72/W60             F           81,700.00         ZZ
                                         360         77,158.51          1
                                       7.500            571.26         95
                                       7.000            571.26
    HAMILTON SQUARE  NJ   08610          5            08/30/96         01
    7853211                              05           10/01/96         30
    100000030                            O            09/01/26
    0


    4658386          Q72/W60             F          122,695.00         ZZ
                                         264        110,620.75          1
                                       7.999            989.07         92
                                       7.499            989.07
    JACKSON          NJ   08527          5            11/08/96         11
    7853229                              05           01/01/97         30
    100000037                            O            12/01/18
    0


    4658389          Q72/W60             F           57,000.00         ZZ
                                         360         54,875.34          1
                                       6.750            369.70         95
                                       6.250            369.70
    BROOKHAVEN       PA   19015          5            06/15/98         01
    7853252                              05           08/01/98         30
    100000050                            O            07/01/28
    0


1


    4658390          Q72/W60             F           45,000.00         ZZ
                                         360         40,915.38          1
                                       6.750            291.87         53
                                       6.250            291.87
    LACEY TWP        NJ   08731          5            11/08/94         00
    7853260                              05           01/01/95          0
    100000052                            O            12/01/24
    0


    4658401          Q72/W60             F           80,750.00         ZZ
                                         360         76,663.53          1
                                       7.625            571.55         95
                                       7.125            571.55
    BRICK            NJ   08724          5            11/12/96         01
    7853369                              05           01/01/97         30
    100000123                            O            12/01/26
    0


    4658404          Q72/W60             F          118,000.00         ZZ
                                         120         38,524.12          1
                                       6.875          1,362.49         75
                                       6.375          1,362.49
    BLAIRSTOWN       NJ   07825          5            03/29/94         00
    7853385                              05           06/01/94          0
    100000130                            N            05/01/04
    0


    4658407          Q72/W60             F           55,000.00         ZZ
                                         360         45,487.70          1
                                       9.625            467.49         36
                                       9.125            467.49
    AVENEL           NJ   07001          5            06/16/87         00
    7853419                              05           08/01/87          0
    100000138                            O            07/01/17
    0


    4658427          Q72/W60             F           94,900.00         ZZ
                                         360         87,671.95          1
                                       6.750            615.52         95
                                       6.250            615.52
    ATGLEN           PA   19310          5            09/29/95         04
    7853609                              05           11/01/95         30
    100000251                            O            10/01/25
    0


    4658443          Q72/W60             F           76,500.00         ZZ
                                         360         67,392.18          1
                                       9.625            650.25         81
                                       9.125            650.25
1


    EAST BRUNSWICK   NJ   08816          5            04/15/93         00
    7853757                              05           06/01/93          0
    100000349                            O            05/01/23
    0


    4664354          936/U56             F           81,000.00         ZZ
                                         360         80,540.87          1
                                      10.310            729.46         90
                                       9.810            729.46
    SACRAMENTO       CA   95838          2            08/09/00         23
    0432718914                           05           10/01/00          0
    0017654518                           O            09/01/30
    0


    4666369          E86/G01             F          144,850.00         ZZ
                                         360        144,464.72          1
                                       9.200          1,186.40        100
                                       8.950          1,186.40
    PHOENIX          AZ   85040          1            04/06/01         23
    0432920254                           05           06/01/01          0
    0000102555                           O            05/01/31
    0


    4667631          286/286             F           51,600.00         ZZ
                                         360         51,441.47          1
                                       8.500            396.76         80
                                       8.250            396.76
    WILLIAMSBURG     KY   40769          2            04/09/01         00
    9812452                              27           06/01/01          0
    9812452                              O            05/01/31
    0


    4674934          944/U57             F          337,500.00         ZZ
                                         360        335,225.58          1
                                       7.375          2,331.03         80
                                       7.125          2,331.03
    HOLLISTER        CA   95023          5            04/25/01         00
    0433101409                           05           06/01/01          0
    W01021369                            O            05/01/31
    0


    4675943          588/G01             F          328,400.00         ZZ
                                         360        327,283.48          1
                                       8.000          2,409.68         80
                                       7.750          2,409.68
    ARLINGTON        VA   22204          1            04/27/01         00
    0432994606                           05           06/01/01          0
    1040303                              O            05/01/31
    0
1




    4691411          950/G01             F          200,000.00         ZZ
                                         360        199,320.01          1
                                       8.000          1,467.53         80
                                       7.750          1,467.53
    DUBLIN           CA   94568          1            04/25/01         00
    0432892008                           01           06/01/01          0
    A3103026                             O            05/01/31
    0


    4695908          W09/U57             F           85,493.00         ZZ
                                         180         85,322.75          1
                                       9.500            718.88        107
                                       9.250            718.88
    CLEVELAND        OH   44105          1            05/10/01         23
    0432816791                           05           07/01/01          0
    20016457                             O            06/01/16
    0


    4697914          N67/G01             F          162,500.00         ZZ
                                         360        162,061.02          1
                                       9.125          1,322.15        107
                                       8.875          1,322.15
    LAKEWOOD         CO   80227          1            04/16/01         23
    0432897676                           09           06/01/01          0
    1380001883                           O            05/01/31
    0


    4702533          E76/G01             F           82,400.00         ZZ
                                         360         82,192.98          1
                                       8.375            626.30         80
                                       8.125            626.30
    DECATUR          GA   30035          1            05/25/01         00
    0432873339                           05           07/01/01          0
    10005317                             O            06/01/31
    0


    4702672          R54/U56             F           73,800.00         ZZ
                                         180         71,506.19          1
                                       9.800            784.05         90
                                       9.300            784.05
    LONGVILLE        LA   70652          5            10/17/00         23
    0432896686                           05           11/23/00          0
    1014                                 O            10/23/15
    0


    4703972          477/G01             F          198,400.00         ZZ
                                         360        197,758.68          1
1


                                       8.250          1,490.51         80
                                       8.000          1,490.51
    LAKEWOOD         CA   90712          1            04/24/01         00
    0432850279                           05           06/01/01          0
    109377                               O            05/01/31
    0


    4706714          T29/G01             F          140,800.00         ZZ
                                         360        140,348.19          1
                                       7.750          1,008.71         80
                                       7.500          1,008.71
    AVONDALE         AZ   85323          1            05/01/01         00
    0432874121                           03           07/01/01          0
    1200355                              O            06/01/31
    0


    4712226          L48/U57             F           52,355.00         ZZ
                                         360         52,209.46          1
                                       7.875            379.61         68
                                       7.625            379.61
    WYOMING          MI   49509          5            05/03/01         00
    0432868883                           05           07/01/01          0
    200974                               O            06/01/31
    0


    4715516          E22/U57             F           84,550.00         T
                                         360         84,369.69          1
                                      10.250            757.65         95
                                       9.750            757.65
    LONGWOOD         FL   32750          1            04/24/01         23
    0412487316                           09           06/01/01          0
    0412487316                           O            05/01/31
    0


    4716680          K39/U56             F           44,750.00         ZZ
                                         180         44,689.39          1
                                      14.500            547.99         74
                                      14.000            547.99
    MOUNDSVILLE      WV   26041          5            02/12/01         00
    0432745875                           05           03/16/01          0
    2000010918                           O            02/16/16
    0


    4722665          S43/U57             F          138,550.00         ZZ
                                         360        138,274.16          1
                                       9.500          1,165.00         85
                                       9.000          1,165.00
    COSTILLA         NM   87524          1            05/08/01         23
    0432826568                           05           07/01/01          0
1


    010424                               O            06/01/31
    0


    4734453          F34/U57             F          129,265.00         ZZ
                                         180        129,026.91          1
                                      10.250          1,158.35        103
                                      10.000          1,158.35
    DELMAR           MD   21875          1            05/16/01         23
    0432902849                           05           07/01/01          0
    30105010                             O            06/01/16
    0


    4741457          069/U57             F          572,000.00         ZZ
                                         360        570,242.87          1
                                       7.375          3,950.67         79
                                       7.125          3,950.67
    CHINO HILLS      CA   91709          2            05/04/01         00
    0432861565                           05           07/01/01          0
    99152806                             O            06/01/31
    0


    4745141          J40/U57             F           48,000.00         ZZ
                                         360         47,923.94          1
                                      11.625            479.92         80
                                      11.125            479.92
    GILBERT          SC   29054          5            04/25/01         00
    0432818896                           05           06/01/01          0
    1052014                              O            05/01/31
    0


    4748628          K60/U57             F           82,000.00         ZZ
                                         360         81,727.99          1
                                      11.790            830.23         80
                                      11.290            830.23
    EULESS           TX   76040          5            12/21/00         00
    0432911089                           05           02/01/01          0
    56538                                O            01/01/31
    0


    4748631          K60/U57             F           99,510.00         ZZ
                                         360         99,370.21          1
                                      14.340          1,205.90         93
                                      13.840          1,205.90
    COLUMBIA         SC   29223          5            02/01/01         23
    0432910974                           05           03/01/01          0
    57391                                O            02/01/31
    0


1


    4753548          K39/U56             F          134,000.00         ZZ
                                         300        133,341.53          1
                                       8.500          1,079.01         89
                                       8.000          1,079.01
    DALTON           GA   30721          5            04/21/01         23
    0432811842                           05           06/01/01          0
    408943469                            O            05/01/26
    0


    4754170          696/G01             F          206,700.00         ZZ
                                         360        205,350.68          1
                                       7.750          1,480.82         80
                                       7.500          1,480.82
    FORT WASHINGTON  MD   20744          1            04/25/01         00
    0432991594                           05           06/01/01          0
    30101088                             O            05/01/31
    0


    4758195          147/U57             F           43,200.00         ZZ
                                         360         43,091.78          1
                                      11.750            436.07         90
                                      11.250            436.07
    CHATTANOOGA      TN   37407          1            01/30/01         23
    0432760973                           05           03/01/01          0
    10412482                             N            02/01/31
    0


    4760217          D03/D03             F          312,000.00         ZZ
                                         360        311,318.23          1
                                       7.625          2,208.32         80
                                       7.375          2,208.32
    SAN FRANCISCO    CA   94116          1            06/01/01         00
    1100673                              05           08/01/01          0
    1100673                              O            07/01/31
    0


    4761681          L47/U57             F           79,000.00         ZZ
                                         360         78,785.86          1
                                       8.000            579.67         85
                                       7.500            579.67
    PHILADELPHIA     PA   19147          5            05/01/01         26
    0432769974                           07           07/01/01         12
    0010067024                           O            06/01/31
    0


    4766529          N74/U56             F           65,700.00         ZZ
                                         360         65,506.38          1
                                      12.990            726.26         90
                                      12.490            726.26
1


    SPARTA           NC   28675          2            12/20/00         23
    0432781821                           05           01/26/01          0
    7004053                              O            12/26/30
    0


    4766555          N74/U56             F           31,500.00         ZZ
                                         180         30,800.00          1
                                      10.125            340.91         70
                                       9.625            340.91
    MEMPHIS          TN   38106          5            11/29/00         00
    0432779403                           05           02/01/01          0
    27861010                             N            01/01/16
    0


    4766609          N74/U56             F           94,500.00         ZZ
                                         300         94,080.85          1
                                      10.490            891.58         90
                                       9.990            891.58
    LEXINGTON        NC   27295          5            03/27/01         23
    0432781052                           27           05/02/01          0
    28420030                             O            04/02/26
    0


    4767896          147/G01             F           60,770.00         ZZ
                                         360         60,656.02          1
                                      10.850            571.85        103
                                      10.600            571.85
    EL DORADO        AR   71730          1            04/10/01         23
    0432891521                           05           06/01/01          0
    10416790                             O            05/01/31
    0


    4769041          B57/G01             F           89,900.00         ZZ
                                         360         89,669.44          1
                                       9.375            747.74        100
                                       9.125            747.74
    LOS ANGELES      CA   91344          1            04/25/01         23
    0433159761                           01           06/01/01          0
    2140134                              O            05/01/31
    0


    4770334          U62/G01             F          187,500.00         ZZ
                                         360        186,777.80          1
                                       7.375          1,295.02         90
                                       7.125          1,295.02
    CITRUS HEIGHTS   CA   95621          5            04/18/01         23
    0432813376                           05           06/01/01          0
    2001245367                           O            05/01/31
    0
1




    4778633          806/G01             F          218,700.00         ZZ
                                         360        217,918.16          1
                                       7.750          1,566.80         80
                                       7.500          1,566.80
    OCEANSIDE        CA   92057          1            04/16/01         00
    0432785764                           03           06/01/01          0
    1050002953                           O            05/01/31
    0


    4779912          W09/U57             F           44,940.00         ZZ
                                         180         44,850.53          1
                                       9.500            377.88        107
                                       9.250            377.88
    BRIDGEPORT       OH   43912          1            05/09/01         23
    0432816734                           05           07/01/01          0
    20016477                             O            06/01/16
    0


    4780433          514/U57             F          400,000.00         T
                                         180        392,398.02          1
                                       7.125          3,623.32         62
                                       6.875          3,623.32
    NEW YORK         NY   10017          1            03/30/01         00
    0432960730                           06           05/01/01          0
    891541                               O            04/01/16
    0


    4781720          P87/U57             F          112,860.00         ZZ
                                         180        112,623.21          1
                                       9.250            928.48         99
                                       9.000            928.48
    IOWA CITY        IA   52240          1            06/05/01         23
    0432902856                           05           07/01/01          0
    HE31761                              O            06/01/16
    0


    4784418          W33/G01             F          149,800.00         ZZ
                                         180        147,962.48          1
                                      10.000          1,609.76        107
                                       9.750          1,609.76
    DEARBORN HEIGHT  MI   48125          5            05/15/01         23
    0432945020                           05           06/18/01          0
    0124749                              O            05/18/16
    0


    4786256          964/U57             F          104,000.00         ZZ
                                         360        103,686.92          1
1


                                       9.500            874.49         80
                                       9.000            874.49
    LAS VEGAS        NV   89128          5            03/30/01         00
    0433013877                           05           05/01/01          0
    113135                               N            04/01/31
    0


    4787250          L99/U57             F           38,250.00         ZZ
                                         360         38,218.63          1
                                      12.250            400.82         85
                                      11.750            400.82
    MACON            GA   31206          1            06/12/01         23
    0432917581                           05           08/01/01          0
    210836                               N            07/01/31
    0


    4790540          Q64/G01             F          107,000.00         ZZ
                                         360        106,757.33          1
                                       8.875            851.35        107
                                       8.625            851.35
    FT LAUDERDALE    FL   33309          1            05/09/01         23
    0433147659                           09           07/01/01          0
    0101818904                           O            06/01/31
    0


    4792848          Q72/W60             F           15,980.00         ZZ
                                         180         15,870.45          1
                                      12.700            173.04         20
                                      12.200            173.04
    PEORIA           AZ   85345          1            12/29/99         00
    7857725                              01           02/01/00          0
    0504689922                           O            01/01/15
    0


    4792850          Q72/W60             F           56,020.00         ZZ
                                         180         55,888.38          1
                                      12.600            602.23         20
                                      12.100            602.23
    CHULA VISTA      CA   91913          1            12/05/00         00
    7857709                              03           02/01/01          0
    0506777922                           O            01/01/16
    0


    4792855          Q72/W60             F           34,000.00         ZZ
                                         180         33,698.66          1
                                      13.200            381.44         20
                                      12.700            381.44
    LINCOLN          CA   95648          1            10/18/00         00
    7857683                              05           12/01/00          0
1


    0519329913                           O            11/01/15
    0


    4792856          Q72/W60             F           30,000.00         ZZ
                                         360         29,923.00          1
                                      11.000            285.70         47
                                      10.500            285.70
    SACRAMENTO       CA   95838          2            02/22/01         00
    7857816                              05           04/01/01          0
    0520400913                           O            03/01/31
    0


    4794176          L99/U57             F           38,250.00         ZZ
                                         360         38,218.63          1
                                      12.250            400.82        100
                                      11.750            400.82
    MACON            GA   31206          1            06/12/01         23
    0432917664                           05           08/01/01          0
    210837                               N            07/01/31
    0


    4794687          L99/U57             F           38,250.00         ZZ
                                         360         38,218.63          1
                                      12.250            400.82        100
                                      11.750            400.82
    MACON            GA   31206          1            06/12/01         23
    0432917623                           05           08/01/01          0
    210838                               N            07/01/31
    0


    4799795          E84/U57             F          148,000.00         ZZ
                                         360        147,484.02          1
                                       7.875          1,073.10         80
                                       7.375          1,073.10
    PORTLAND         OR   97230          2            04/04/01         00
    0432797348                           05           06/01/01          0
    62200081                             O            05/01/31
    0


    4801363          E84/U57             F           58,900.00         ZZ
                                         360         58,651.08          1
                                       9.875            511.46         95
                                       9.625            511.46
    PHOENIX          AZ   85051          1            12/29/00         23
    0432825545                           03           02/01/01          0
    13402067                             N            01/01/31
    0


1


    4801516          E84/U57             F          137,750.00         ZZ
                                         360        137,204.76          1
                                      10.375          1,247.20         95
                                      10.125          1,247.20
    ROCKWALL         TX   75087          1            12/20/00         23
    0432825370                           05           02/01/01          0
    32601770                             N            01/01/31
    0


    4802852          168/168             F          348,000.00         ZZ
                                         360        346,386.59          1
                                       7.375          2,403.55         80
                                       7.125          2,403.55
    GREAT NECK       NY   11024          2            03/19/01         00
    0249703645                           05           05/01/01          0
    0249703645                           O            04/01/31
    0


    4805673          S07/U57             F          280,250.00         ZZ
                                         360        279,320.89          1
                                       8.125          2,080.85         95
                                       7.875          2,080.85
    DENVER           CO   80219          1            04/27/01         23
    0432864163                           05           06/01/01          0
    647854                               O            05/01/31
    0


    4805972          A06/U57             F           42,000.00         ZZ
                                         360         41,775.23          2
                                       9.750            360.85         63
                                       9.250            360.85
    DETROIT          MI   48216          5            10/11/00         00
    0432985570                           05           12/01/00          0
    21000020015389                       N            11/01/30
    0


    4806872          E84/U57             F          176,850.00         ZZ
                                         360        176,217.77          1
                                       7.750          1,266.98         90
                                       7.500          1,266.98
    JENKS            OK   74037          1            04/20/01         10
    0432824936                           05           06/01/01         25
    32602155                             O            05/01/31
    0


    4807406          286/286             F          139,500.00         ZZ
                                         360        139,025.67          4
                                       8.000          1,023.61         90
                                       7.750          1,023.61
1


    PHOENIX          AZ   85015          1            04/19/01         12
    312333                               05           06/01/01         25
    312333                               N            05/01/31
    0


    4809246          E76/G01             F           91,600.00         ZZ
                                         360         91,345.38          1
                                       7.875            664.16         80
                                       7.625            664.16
    TEXARKANA        TX   75503          1            05/22/01         00
    0432908408                           05           07/01/01          0
    10006132                             O            06/01/31
    0


    4809509          E84/U57             F          504,500.00         ZZ
                                         360        502,467.50          1
                                       7.625          3,570.82         73
                                       7.375          3,570.82
    BODEGA BAY       CA   94923          5            04/10/01         00
    0432826717                           03           06/01/01          0
    37010539                             O            05/01/31
    0


    4812181          286/286             F          489,700.00         ZZ
                                         360        487,766.70          1
                                       7.250          3,340.62         75
                                       7.000          3,340.62
    PETALUMA         CA   94952          5            04/17/01         00
    334301                               05           06/01/01          0
    334301                               O            05/01/31
    0


    4812182          286/286             F          440,000.00         ZZ
                                         360        438,262.89          1
                                       7.250          3,001.58         73
                                       7.000          3,001.58
    FREMONT          CA   94536          5            04/25/01         00
    288609                               05           06/01/01          0
    288609                               O            05/01/31
    0


    4812183          286/286             F          321,700.00         ZZ
                                         360        320,429.96          1
                                       7.250          2,194.56         90
                                       7.000          2,194.56
    DENVER           CO   80220          1            04/25/01         10
    375875                               05           06/01/01         25
    375875                               O            05/01/31
    0
1




    4812184          286/286             F          335,000.00         ZZ
                                         360        333,677.41          1
                                       7.250          2,285.30         80
                                       7.000          2,285.30
    SAN PEDRO        CA   90732          5            04/20/01         00
    341524                               05           06/01/01          0
    341524                               O            05/01/31
    0


    4812185          286/286             F          476,000.00         ZZ
                                         360        474,120.79          1
                                       7.250          3,247.16         80
                                       7.000          3,247.16
    WEST CHESTER     OH   45069          5            04/25/01         00
    360751                               03           06/01/01          0
    360751                               O            05/01/31
    0


    4812187          286/286             F          409,600.00         ZZ
                                         360        408,309.14          1
                                       8.375          3,113.26         76
                                       8.125          3,113.26
    VIENNA           VA   22182          5            04/24/01         00
    308563                               03           06/01/01          0
    308563                               O            05/01/31
    0


    4812188          286/286             F          380,000.00         ZZ
                                         360        378,492.10          1
                                       7.500          2,657.02         76
                                       7.250          2,657.02
    WEST WINDSOR     NJ   08550          5            04/24/01         00
    332422                               05           06/01/01          0
    332422                               O            05/01/31
    0


    4812189          286/286             F          542,500.00         ZZ
                                         360        540,461.61          1
                                       7.500          3,793.24         70
                                       7.250          3,793.24
    ASHLAND          OR   97520          5            04/23/01         00
    267012                               05           06/01/01          0
    267012                               O            05/01/31
    0


    4812190          286/286             F          425,000.00         ZZ
                                         360        423,363.05          1
1


                                       7.375          2,935.37         71
                                       7.125          2,935.37
    BERNARDSVILLE    NJ   07924          5            04/23/01         00
    246431                               05           06/01/01          0
    246431                               O            05/01/31
    0


    4812191          286/286             F          320,000.00         ZZ
                                         360        318,736.65          1
                                       7.250          2,182.97         80
                                       7.000          2,182.97
    WESTWOOD HILLS   KS   66205          5            04/26/01         00
    318198                               03           06/01/01          0
    318198                               O            05/01/31
    0


    4812193          286/286             F          460,000.00         ZZ
                                         360        457,458.41          1
                                       7.375          3,177.11         75
                                       7.125          3,177.11
    VISTA            CA   92083          5            04/23/01         00
    9818717                              05           06/01/01          0
    9818717                              O            05/01/31
    0


    4812194          286/286             F          365,000.00         ZZ
                                         360        363,628.56          1
                                       7.500          2,552.13         80
                                       7.250          2,552.13
    SAN JOSE         CA   95131          5            04/27/01         00
    9838639                              05           06/01/01          0
    9838639                              O            05/01/31
    0


    4812195          286/286             F          368,000.00         ZZ
                                         360        366,103.86          1
                                       7.125          2,479.28         80
                                       6.875          2,479.28
    OAKLAND          CA   94605          5            04/25/01         00
    9817750                              05           06/01/01          0
    9817750                              O            05/01/31
    0


    4812197          286/286             F          360,000.00         ZZ
                                         360        358,744.88          1
                                       7.875          2,610.25         80
                                       7.625          2,610.25
    FREMONT          CA   94536          5            04/25/01         00
    9824487                              05           06/01/01          0
1


    9824487                              O            05/01/31
    0


    4816242          E84/U57             F          346,500.00         ZZ
                                         360        344,542.13          1
                                       9.000          2,788.02         88
                                       8.500          2,788.02
    GLENDALE         CA   91202          1            11/07/00         23
    0433018629                           05           01/01/01          0
    32400036                             O            12/01/30
    0


    4820912          E22/G01             F          144,000.00         ZZ
                                         360        143,638.24          1
                                       8.375          1,094.50         80
                                       8.125          1,094.50
    SACRAMENTO       CA   95817          1            05/11/01         00
    0412646176                           05           07/01/01          0
    0412646176                           O            06/01/31
    0


    4823780          E84/U57             F          418,000.00         ZZ
                                         360        416,429.39          1
                                       7.500          2,922.72         95
                                       7.250          2,922.72
    ZIONSVILLE       IN   46077          1            04/18/01         12
    0432826576                           05           06/01/01         30
    11602535                             O            05/01/31
    0


    4823948          M17/G01             F          320,000.00         ZZ
                                         360        319,154.17          1
                                       8.125          2,375.99         80
                                       7.875          2,375.99
    GERMANTOWN       MD   20876          1            05/24/01         00
    0432893352                           03           07/01/01          0
    9212000091                           O            06/01/31
    0


    4828407          E22/G01             F           79,200.00         ZZ
                                         360         78,957.80          1
                                       8.625            616.01         80
                                       8.375            616.01
    MILLERSBURG      IN   46543          2            05/14/01         00
    0412629784                           05           07/01/01          0
    0412629784                           O            06/01/31
    0


1


    4829831          E84/U57             F          295,500.00         ZZ
                                         360        294,495.35          1
                                       8.000          2,168.27         88
                                       7.750          2,168.27
    EDGEWATER        MD   21037          2            04/12/01         23
    0432827236                           05           06/01/01          0
    68010044                             O            05/01/31
    0


    4830504          E84/U57             F          131,400.00         ZZ
                                         360        130,941.89          2
                                       7.875            952.74         90
                                       7.625            952.74
    PORTLAND         OR   97217          1            04/09/01         23
    0432827087                           05           06/01/01          0
    60402402                             N            05/01/31
    0


    4831239          J95/J95             F          438,750.00         ZZ
                                         180        429,718.26          1
                                       7.000          3,943.61         75
                                       6.750          3,943.61
    POTOMAC          MD   20854          5            04/24/01         00
    0018562108                           03           06/01/01          0
    0018562108                           O            05/01/16
    0


    4838840          E84/U57             F           86,000.00         ZZ
                                         360         85,704.20          1
                                       8.000            631.04         68
                                       7.750            631.04
    VENETA           OR   97487          2            04/16/01         00
    0432827301                           05           06/01/01          0
    60602413                             O            05/01/31
    0


    4840042          U74/U57             F          144,000.00         ZZ
                                         360        143,727.98          1
                                       9.750          1,237.18         80
                                       9.250          1,237.18
    ATLANTA          GA   30317          5            05/02/01         00
    0432811248                           05           07/01/01          0
    10007231                             O            06/01/31
    0


    4845825          L49/U57             F          314,600.00         ZZ
                                         360        313,388.30          1
                                       7.375          2,172.86         80
                                       7.125          2,172.86
1


    TRACY            CA   95376          1            04/20/01         00
    0432819621                           05           06/01/01          0
    10004765                             O            05/01/31
    0


    4845841          L49/U57             F          314,600.00         ZZ
                                         360        313,388.30          1
                                       7.375          2,172.86         80
                                       7.125          2,172.86
    TRACY            CA   95376          1            04/20/01         00
    0432819571                           05           06/01/01          0
    10004959                             O            05/01/31
    0


    4848564          E22/G02             F          464,000.00         ZZ
                                         360        462,609.59          1
                                       7.500          3,244.36         96
                                       7.250          3,244.36
    ROCKLIN          CA   95677          5            05/12/01         00
    0412551418                           05           07/01/01          0
    0412551418                           O            06/01/31
    0


    4848621          E22/G01             F          104,000.00         ZZ
                                         360        103,680.54          1
                                       7.375            718.30         80
                                       7.125            718.30
    MERIDIAN         ID   83642          2            05/17/01         00
    0412656936                           03           07/01/01          0
    0412656936                           O            06/01/31
    0


    4851507          L49/U57             F          364,500.00         ZZ
                                         360        362,810.11          1
                                       7.375          2,517.51         90
                                       7.125          2,517.51
    VALLEJO          CA   94591          1            03/15/01         19
    0432820660                           03           05/01/01         25
    10004637                             O            04/01/31
    0


    4857560          U66/U57             F           62,100.00         ZZ
                                         360         62,014.96          1
                                      11.250            603.15         90
                                      10.750            603.15
    LA MARQUE        TX   77568          1            05/22/01         23
    0432866739                           05           07/01/01          0
    211                                  O            06/01/31
    0
1




    4857902          U35/U57             F          167,400.00         ZZ
                                         360        167,083.80          1
                                       9.750          1,438.22         90
                                       9.500          1,438.22
    FARMINGTON       MN   55024          5            05/18/01         23
    0432818250                           05           07/01/01          0
    HANNON                               O            06/01/31
    0


    4860549          Q72/W60             F           39,900.00         ZZ
                                         180         39,217.68          1
                                      10.200            356.07         70
                                       9.700            356.07
    DETROIT          MI   48228          5            11/06/98         00
    7851702                              05           01/01/99          0
    0899009328                           O            12/01/13
    0


    4860576          Q72/W60             F           40,875.00         ZZ
                                         360         40,570.10          1
                                      14.750            508.68         75
                                      14.250            508.68
    KITTANNING       PA   16201          5            07/17/98         00
    7865256                              05           09/01/98          0
    0899017602                           O            08/01/28
    0


    4860655          Q72/W60             F           48,970.00         ZZ
                                         360         45,446.64          1
                                       8.000            359.32        101
                                       7.500            359.32
    MEMPHIS          TN   38116          1            03/12/97         00
    7849433                              05           05/01/97          0
    8010701                              O            04/01/27
    0


    4860671          Q72/W60             F          174,444.27         ZZ
                                         360        173,276.73          1
                                       7.000          1,160.58        100
                                       6.500          1,160.58
    BROOKLYN         NY   11234          5            02/01/01         00
    7849995                              05           03/01/01          0
    8014112                              O            02/01/31
    0


    4861576          E84/U57             F           61,750.00         ZZ
                                         360         61,607.38          1
1


                                       9.875            536.21         95
                                       9.625            536.21
    URBANA           IL   61801          1            04/30/01         23
    0432825982                           05           06/01/01          0
    15002414                             N            05/01/31
    0


    4864281          025/025             F          529,000.00         ZZ
                                         360        525,709.84          1
                                       6.875          3,475.16         73
                                       6.625          3,475.16
    SAN JOSE         CA   95120          5            03/21/01         00
    0138845896                           05           05/01/01          0
    0138845896                           O            04/01/31
    0


    4867836          286/286             F           80,000.00         ZZ
                                         180         78,866.20          1
                                       8.375            781.95         64
                                       8.125            781.95
    WEST SENECA      NY   14224          1            04/30/01         00
    9519887                              05           06/01/01          0
    9519887                              O            05/01/16
    0


    4867837          286/286             F           44,000.00         T
                                         180         42,245.22          1
                                       8.000            420.49         80
                                       7.750            420.49
    CORAL SPRINGS    FL   33071          1            04/05/01         00
    297795                               01           05/01/01          0
    297795                               O            04/01/16
    0


    4867838          286/286             F           30,200.00         ZZ
                                         180         29,752.92          1
                                       7.875            286.44         51
                                       7.625            286.44
    INDIANAPOLIS     IN   46205          5            04/19/01         00
    308123                               05           06/01/01          0
    308123                               N            05/01/16
    0


    4867862          286/286             F           75,600.00         T
                                         360         75,349.34          1
                                       8.125            561.33         85
                                       7.875            561.33
    MIAMI            FL   33183          1            04/18/01         11
    315421                               01           06/01/01         25
1


    315421                               O            05/01/31
    0


    4867863          286/286             F           40,000.00         ZZ
                                         360         39,877.08          1
                                       8.500            307.57         80
                                       8.250            307.57
    ORLANDO          FL   32808          1            05/02/01         00
    384850                               27           06/01/01          0
    384850                               O            05/01/31
    0


    4867864          286/286             F          264,200.00         ZZ
                                         360        263,483.76          1
                                       8.000          1,938.61         80
                                       7.750          1,938.61
    BLOOMFIELD       MI   48301          1            05/02/01         00
    101487                               05           07/01/01          0
    101487                               O            06/01/31
    0


    4867865          286/286             F          300,000.00         T
                                         360        299,124.27          1
                                       8.750          2,360.11         49
                                       8.500          2,360.11
    WESTON           FL   33327          1            04/30/01         00
    338749                               05           06/01/01          0
    338749                               O            05/01/31
    0


    4867866          286/286             F          300,000.00         ZZ
                                         360        299,124.32          1
                                       8.750          2,360.10         80
                                       8.500          2,360.10
    VISTA            CA   92084          1            04/23/01         00
    9840336                              05           06/01/01          0
    9840336                              N            05/01/31
    0


    4867867          286/286             F          112,500.00         ZZ
                                         360        112,001.21          4
                                       8.000            825.49         90
                                       7.750            825.49
    BEAUMONT         CA   92223          1            04/19/01         12
    9810980                              05           06/01/01         25
    9810980                              N            05/01/31
    0


1


    4867869          286/286             F          141,000.00         T
                                         360        140,432.68          1
                                       7.625            997.99         60
                                       7.375            997.99
    SUNRIVER         OR   97707          2            04/26/01         00
    9842363                              03           06/01/01          0
    9842363                              O            05/01/31
    0


    4867917          286/286             F          124,500.00         ZZ
                                         360        123,754.93          1
                                       8.500            957.30         89
                                       8.250            957.30
    LAS VEGAS        NV   89120          2            04/20/01         11
    76966                                05           06/01/01         25
    76966                                O            05/01/31
    0


    4867918          286/286             F          158,100.00         ZZ
                                         360        157,614.24          1
                                       8.500          1,215.66         90
                                       8.250          1,215.66
    WANAQUE          NJ   07420          1            04/19/01         12
    246444                               05           06/01/01         25
    246444                               O            05/01/31
    0


    4867919          286/286             F           94,000.00         ZZ
                                         360         93,696.10          1
                                       8.250            706.20         90
                                       8.000            706.20
    HERMANSVILLE     MI   49847          2            04/24/01         10
    289997                               05           06/01/01         25
    289997                               O            05/01/31
    0


    4867920          286/286             F          198,000.00         ZZ
                                         360        197,436.69          1
                                       8.875          1,575.38         90
                                       8.625          1,575.38
    BERWYN           IL   60402          1            04/26/01         10
    9821479                              05           06/01/01         25
    9821479                              O            05/01/31
    0


    4867921          286/286             F           67,900.00         ZZ
                                         360         67,651.16          1
                                       7.625            480.59         80
                                       7.375            480.59
1


    HOUSTON          TX   77092          1            04/03/01         00
    9953192                              09           06/01/01          0
    9953192                              O            05/01/31
    0


    4867922          286/286             F           72,000.00         ZZ
                                         360         71,518.15          1
                                       8.250            540.91         90
                                       8.000            540.91
    EUGENE           OR   97402          1            04/23/01         12
    9824424                              05           06/01/01         25
    9824424                              O            05/01/31
    0


    4867923          286/286             F           83,700.00         ZZ
                                         360         83,404.20          1
                                       8.750            658.47         90
                                       8.500            658.47
    HUMBLE           TX   77339          1            04/09/01         11
    9836832                              03           06/01/01         25
    9836832                              O            05/01/31
    0


    4868945          286/286             F          139,500.00         ZZ
                                         180        137,412.51          4
                                       7.750          1,313.08         90
                                       7.500          1,313.08
    PHOENIX          AZ   85022          1            04/17/01         12
    312335                               05           06/01/01         25
    312335                               N            05/01/16
    0


    4869489          E84/U57             F          375,000.00         ZZ
                                         360        373,591.00          1
                                       7.500          2,622.05         95
                                       7.250          2,622.05
    PALATINE         IL   60067          2            04/30/01         12
    0432826915                           09           06/01/01         30
    11303682                             O            05/01/31
    0


    4871742          N67/G01             F          219,000.00         ZZ
                                         360        218,563.98          1
                                       9.500          1,841.47        100
                                       9.250          1,841.47
    SCOTTSDALE       AZ   85251          1            05/21/01         23
    0433154424                           05           07/01/01          0
    1780006432                           O            06/01/31
    0
1




    4878156          696/G01             F          252,000.00         ZZ
                                         360        251,299.46          1
                                       7.875          1,827.17         80
                                       7.625          1,827.17
    FALLS CHURCH     VA   22041          1            05/30/01         00
    0432843605                           03           07/01/01          0
    25301072                             O            06/01/31
    0


    4879512          P77/U57             F          112,500.00         ZZ
                                         360        111,988.74          1
                                       7.990            824.70         90
                                       7.490            824.70
    REDLANDS         CA   92374          5            03/14/01         23
    0432883122                           05           05/01/01          0
    10566                                O            04/01/31
    0


    4881272          E22/G01             F          202,400.00         ZZ
                                         360        201,837.34          1
                                       7.875          1,467.54         80
                                       7.625          1,467.54
    BOTHELL          WA   98011          1            05/17/01         00
    0412665622                           05           07/01/01          0
    0412665622                           O            06/01/31
    0


    4884034          S11/G01             F          200,000.00         ZZ
                                         360        199,573.81          1
                                       7.750          1,432.82         80
                                       7.500          1,432.82
    WHITTIER         CA   90603          2            06/13/01         00
    0433142544                           05           08/01/01          0
    10202930                             O            07/01/31
    0


    4885552          F89/G01             F          356,000.00         ZZ
                                         360        355,260.16          1
                                       7.875          2,581.25         80
                                       7.625          2,581.25
    NORCO            CA   92860          1            06/21/01         00
    0432984177                           05           08/01/01          0
    11110606                             O            07/01/31
    0


    4886874          T90/U56             F           27,000.00         ZZ
                                         180         26,791.47          1
1


                                       9.375            279.91         90
                                       8.875            279.91
    LAUREL           MS   39443          1            06/27/01         23
    0433142106                           05           08/01/01          0
    48653                                N            07/01/16
    0


    4887742          623/985             F          520,000.00         ZZ
                                         360        517,225.56          1
                                       7.375          3,591.51         65
                                       7.125          3,591.51
    GRAND RAPIDS     MI   49506          5            03/12/01         00
    200774065                            05           05/01/01          0
    1893622                              O            04/01/31
    0


    4887766          623/985             F          240,000.00         ZZ
                                         360        239,041.97          1
                                       8.125          1,781.99         52
                                       7.875          1,781.99
    CEDAR            MI   49621          5            03/30/01         00
    200951093                            05           05/01/01          0
    5332228                              O            04/01/31
    0


    4887773          623/985             F          568,100.00         T
                                         360        566,051.08          1
                                       8.625          4,418.62         72
                                       8.375          4,418.62
    SCOTTSDALE       AZ   85255          2            03/30/01         00
    200547586                            05           05/01/01          0
    5335814                              O            04/01/31
    0


    4889147          076/076             F          154,000.00         ZZ
                                         180        150,657.36          1
                                       7.750          1,449.56         78
                                       7.500          1,449.56
    BREWSTER         NY   10509          5            03/15/01         00
    3014824                              05           05/01/01          0
    3014824                              O            04/01/16
    0


    4889194          076/076             F          132,250.00         ZZ
                                         360        131,680.79          1
                                       7.750            947.46         80
                                       7.500            947.46
    OMAHA            NE   68130          1            03/20/01         00
    4079533                              05           05/01/01          0
1


    4079533                              O            04/01/31
    0


    4891505          025/025             F          288,750.00         ZZ
                                         360        287,637.86          1
                                       7.375          1,994.32         75
                                       7.125          1,994.32
    WINTER PARK      FL   32789          5            04/10/01         00
    0025398488                           05           06/01/01          0
    0025398488                           O            05/01/31
    0


    4893968          Q78/G01             F          101,650.00         ZZ
                                         360        101,452.83          1
                                       9.625            864.02        107
                                       9.375            864.02
    FAYETTEVILLE     NC   28314          1            05/24/01         23
    0433004892                           05           07/01/01          0
    686595                               O            06/01/31
    0


    4894517          E84/U57             F          321,600.00         ZZ
                                         360        320,391.65          1
                                       7.500          2,248.67         32
                                       7.250          2,248.67
    ALEXANDRIA       VA   22304          2            04/11/01         00
    0432844637                           05           06/01/01          0
    65110327                             O            05/01/31
    0


    4894583          E84/U57             F           41,500.00         ZZ
                                         360         41,369.22          1
                                       8.375            315.43         80
                                       8.125            315.43
    FORT WORTH       TX   76110          1            04/13/01         00
    0432844462                           05           06/01/01          0
    32602051                             O            05/01/31
    0


    4897690          Q78/U57             F          168,000.00         ZZ
                                         180        167,647.55          1
                                       9.250          1,382.10        104
                                       9.000          1,382.10
    BLOOMINGDALE     IL   60108          5            05/24/01         23
    0432904621                           09           07/01/01          0
    686169                               O            06/01/16
    0


1


    4902221          806/G01             F          203,600.00         ZZ
                                         360        202,989.88          1
                                       7.500          1,423.61         80
                                       7.250          1,423.61
    RIVERSIDE        CA   92508          1            05/05/01         00
    0432874816                           05           07/01/01          0
    1040097874                           O            06/01/31
    0


    4902609          696/G01             F          168,800.00         ZZ
                                         360        168,306.62          1
                                       7.625          1,194.76         80
                                       7.375          1,194.76
    MONTGOMERY VILL  MD   20886          1            05/31/01         00
    0432843365                           03           07/01/01          0
    32201114                             O            06/01/31
    0


    4904554          405/405             F          430,000.00         ZZ
                                         360        427,911.00          1
                                       7.250          2,933.36         75
                                       6.750          2,933.36
    SAN JOSE         CA   95123          5            04/08/01         00
    0012122073                           05           06/01/01          0
    0012122073                           O            05/01/31
    0


    4904590          405/405             F          325,000.00         ZZ
                                         360        324,050.09          1
                                       7.625          2,300.33         80
                                       7.125          2,300.33
    LOS ANGELES      CA   91367          5            05/22/01         00
    0017335183                           05           07/01/01          0
    0017335183                           O            06/01/31
    0


    4904606          405/405             F          600,000.00         ZZ
                                         360        598,156.88          1
                                       7.375          4,144.05         75
                                       6.875          4,144.05
    REDWOOD CITY     CA   94061          5            05/18/01         00
    0017374281                           03           07/01/01          0
    0017374281                           O            06/01/31
    0


    4904626          405/405             F          440,000.00         ZZ
                                         360        438,614.51          1
                                       7.250          3,001.58         80
                                       6.750          3,001.58
1


    CARLSBAD         CA   92009          5            05/11/01         00
    0017417437                           05           07/01/01          0
    0017417437                           O            06/01/31
    0


    4904632          405/405             F          400,000.00         ZZ
                                         360        398,830.87          1
                                       7.625          2,831.18         80
                                       7.125          2,831.18
    SIMI VALLEY      CA   93065          5            05/18/01         00
    0017444373                           03           07/01/01          0
    0017444373                           O            06/01/31
    0


    4906460          P23/G01             F          142,310.00         T
                                         360        141,994.92          1
                                       8.990          1,144.03        107
                                       8.740          1,144.03
    HILTON HEAD ISL  SC   29928          1            05/18/01         23
    0433079373                           20           07/01/01          0
    WTL010001406                         O            06/01/31
    0


    4907163          696/G01             F          260,000.00         ZZ
                                         360        259,312.78          1
                                       8.125          1,930.49         80
                                       7.875          1,930.49
    WASHINGTON       DC   20002          1            06/01/01         00
    0432856441                           05           07/01/01          0
    24500132                             O            06/01/31
    0


    4908134          D03/D03             F          344,800.00         ZZ
                                         360        344,524.27          1
                                       7.125          2,322.98         80
                                       6.875          2,322.98
    SAN FRANCISCO    CA   94110          1            08/01/01         00
    1103049                              01           10/01/01          0
    1103049                              O            09/01/31
    0


    4910097          E84/U57             F          480,000.00         ZZ
                                         360        478,151.22          1
                                       7.375          3,315.24         79
                                       7.125          3,315.24
    REDMOND          WA   98053          5            04/25/01         00
    0432922268                           05           06/01/01          0
    43910048                             O            05/01/31
    0
1




    4913403          147/U56             F          127,800.00         ZZ
                                         360        127,599.61          1
                                      10.625          1,181.00         90
                                      10.125          1,181.00
    MURFREESBORO     TN   37129          5            05/25/01         23
    0432875524                           05           07/01/01          0
    10422978                             O            06/01/31
    0


    4913728          E84/U57             F          119,000.00         ZZ
                                         360        118,615.33          1
                                       8.250            894.01         70
                                       8.000            894.01
    SPRINGFIELD      VA   22151          5            04/30/01         00
    0432846400                           09           06/01/01          0
    65110473                             N            05/01/31
    0


    4914031          K15/U57             F          106,600.00         ZZ
                                         360        105,625.78          1
                                       9.925            929.59         79
                                       9.425            929.59
    CARLISLE         IA   50047          5            02/24/00         00
    0432895191                           05           04/01/00          0
    37705300630                          O            03/01/30
    0


    4917615          E84/U57             F          370,000.00         ZZ
                                         360        369,046.47          1
                                       8.250          2,779.69         79
                                       8.000          2,779.69
    CRYSTAL LAKE     IL   60014          1            05/15/01         00
    0432849321                           05           07/01/01          0
    11304056                             O            06/01/31
    0


    4918123          Q14/U56             F           22,400.00         ZZ
                                         180         21,995.98          1
                                      11.080            255.72         70
                                      10.580            255.72
    SAGINAW          MI   48601          5            02/20/01         00
    0432861391                           05           03/26/01          0
    103221                               O            02/26/16
    0


    4918124          Q14/G01             F           41,000.00         ZZ
                                         360         40,869.26          1
1


                                       9.980            359.20        100
                                       9.480            359.20
    ST CHARLES       MI   48655          1            03/28/01         23
    0432861318                           05           04/28/01          0
    103656                               O            03/28/31
    0


    4918125          Q14/U57             F           69,700.00         ZZ
                                         180         69,616.70          1
                                      12.900            765.58         85
                                      12.400            765.58
    MOLINE           MI   49335          1            04/09/01         23
    0432898377                           05           06/01/01          0
    103713                               O            05/01/16
    0


    4919829          286/286             F          118,450.00         ZZ
                                         360        118,067.08          1
                                       8.250            889.88         93
                                       8.000            889.88
    TUCSON           AZ   85747          1            04/25/01         12
    312547                               03           06/01/01         25
    312547                               N            05/01/31
    0


    4920278          M66/U57             F          190,000.00         ZZ
                                         360        189,717.39          1
                                       9.500          1,597.63         80
                                       9.000          1,597.63
    MONMOUTH BEACH   NJ   07750          5            06/12/01         00
    0433035946                           01           08/01/01          0
    214139                               O            07/01/31
    0


    4920286          W64/U57             F          490,000.00         ZZ
                                         360        488,248.31          1
                                       7.750          3,510.42         62
                                       7.500          3,510.42
    BROOKLYN         NY   11201          5            04/19/01         00
    0433009982                           06           06/01/01          0
    7132707                              O            05/01/31
    0


    4920337          K10/U57             F           24,938.00         ZZ
                                         360         24,875.50          1
                                      10.370            225.70         55
                                       9.870            225.70
    SHELBY           NC   28150          2            03/01/01         00
    0432835858                           05           05/01/01          0
1


    2012986                              O            04/01/31
    0


    4920340          K10/U57             F           36,720.00         ZZ
                                         180         36,628.19          1
                                      13.235            412.96         80
                                      12.735            412.96
    YORK             PA   17402          5            10/26/00         00
    0432836096                           07           12/01/00          0
    2013020                              O            11/01/15
    0


    4920345          K10/U57             F          116,000.00         ZZ
                                         180        115,717.29          1
                                      10.500          1,061.10         80
                                      10.000          1,061.10
    BRIDGEPORT       CT   06604          5            03/19/01         00
    0432835890                           05           05/01/01          0
    2013049                              N            04/01/16
    0


    4920349          K10/U57             F           32,000.00         ZZ
                                         360         31,910.44          1
                                       9.850            277.29         63
                                       9.350            277.29
    LAWTON           OK   73501          5            03/16/01         00
    0432835932                           05           05/01/01          0
    2013071                              O            04/01/31
    0


    4920350          K10/U57             F           42,400.00         ZZ
                                         360         42,298.80          1
                                      10.600            391.03         80
                                      10.100            391.03
    HARRISBURG       AR   72432          5            03/15/01         00
    0432835940                           05           05/01/01          0
    2013087                              O            04/01/31
    0


    4920353          K10/U57             F           49,600.00         ZZ
                                         180         49,517.36          1
                                      12.250            519.76         80
                                      11.750            519.76
    WADESBORO        NC   28170          5            03/09/01         00
    0432835965                           05           05/01/01          0
    2013092                              O            04/01/16
    0


1


    4920358          K10/U57             F           70,650.00         ZZ
                                         360         70,481.13          1
                                      11.990            726.17         90
                                      11.490            726.17
    BATON ROUGE      LA   70812          5            01/26/01         23
    0432837888                           05           03/01/01          0
    2013194                              O            02/01/31
    0


    4922401          T08/U57             F           28,506.00         ZZ
                                         360         28,129.22          1
                                       8.625            221.72         95
                                       8.375            221.72
    LEESBURG         FL   34748          1            05/22/01         10
    0432837110                           05           07/01/01         30
    11017032                             O            06/01/31
    0


    4922402          T08/U57             F           83,700.00         ZZ
                                         360         83,441.25          1
                                       9.500            703.79         90
                                       9.250            703.79
    LEHIGH ACRES     FL   33972          1            05/18/01         01
    0432836922                           05           07/01/01         30
    11021487                             N            06/01/31
    0


    4922404          T08/U57             F          122,550.00         ZZ
                                         360        122,305.99          1
                                       9.500          1,030.47         95
                                       9.250          1,030.47
    DELRAY BEACH     FL   33484          1            05/15/01         10
    0432837128                           05           07/01/01         30
    11070891                             O            06/01/31
    0


    4922405          T08/U57             F          204,000.00         ZZ
                                         360        203,357.65          1
                                       7.250          1,391.64         80
                                       7.000          1,391.64
    TAMPA            FL   33629          1            05/25/01         00
    0432837144                           05           07/01/01          0
    11091231                             O            06/01/31
    0


    4922406          T08/U57             F           75,000.00         ZZ
                                         360         74,731.87          1
                                       7.750            537.31         94
                                       7.500            537.31
1


    PALM HARBOR      FL   34684          1            04/20/01         04
    0432836955                           09           06/01/01         30
    11110698                             O            05/01/31
    0


    4922407          T08/U57             F          189,905.00         ZZ
                                         360        189,208.95          1
                                       7.625          1,344.14         95
                                       7.375          1,344.14
    BRADENTON        FL   34202          1            04/26/01         04
    0432837177                           05           06/01/01         30
    11160231                             O            05/01/31
    0


    4922408          T08/U57             F           67,200.00         T
                                         360         67,059.02          1
                                       9.250            552.84         80
                                       9.000            552.84
    DUNNELLON        FL   34432          1            05/15/01         00
    0432837193                           03           07/01/01          0
    12070720                             O            06/01/31
    0


    4922409          T08/U57             F           56,700.00         ZZ
                                         360         56,575.50          1
                                      10.125            502.83         90
                                       9.875            502.83
    ALTAMONTE SPRIN  FL   32701          1            05/17/01         01
    0432837201                           01           07/01/01         30
    14020144                             O            06/01/31
    0


    4922410          T08/U57             F          104,000.00         ZZ
                                         360        103,334.42          1
                                       8.875            827.47         80
                                       8.625            827.47
    MIAMI            FL   33174          1            10/31/00         00
    0432837227                           05           12/01/00          0
    20090342                             O            11/01/30
    0


    4922411          T08/U57             F           45,600.00         ZZ
                                         360         45,486.05          1
                                       9.500            383.43         80
                                       9.250            383.43
    COLUMBIA         SC   29203          2            04/30/01         00
    0432837235                           05           06/01/01          0
    21030035                             O            05/01/31
    0
1




    4922412          T08/U57             F           59,400.00         ZZ
                                         360         59,284.82          1
                                       9.625            504.89         90
                                       9.375            504.89
    EAST PALATKA     FL   32131          5            05/14/01         01
    0432837243                           27           07/01/01         25
    21040059                             O            06/01/31
    0


    4922413          T08/U57             F           87,300.00         ZZ
                                         360         87,135.09          1
                                       9.750            750.04         90
                                       9.500            750.04
    APOPKA           FL   32703          5            05/18/01         23
    0432836963                           03           07/01/01          0
    21040143                             O            06/01/31
    0


    4922414          T08/U57             F           88,160.00         ZZ
                                         360         87,944.11          1
                                       8.500            677.87         95
                                       8.250            677.87
    TALLAHASSEE      FL   32303          1            05/11/01         11
    0432837276                           05           07/01/01         30
    21040231                             O            06/01/31
    0


    4922415          T08/U57             F          109,820.00         ZZ
                                         360        109,589.63          1
                                       9.250            903.46         95
                                       9.000            903.46
    MIAMI            FL   33196          1            05/18/01         11
    0432837284                           03           07/01/01         30
    21040257                             O            06/01/31
    0


    4922417          T08/U57             F           59,192.00         T
                                         360         59,088.71          1
                                      10.125            524.93         80
                                       9.875            524.93
    MIAMI            FL   33193          1            05/11/01         00
    0432837318                           01           07/01/01          0
    21040347                             O            06/01/31
    0


    4922418          T08/U57             F           54,400.00         ZZ
                                         360         54,252.52          1
1


                                       8.000            399.17         80
                                       7.750            399.17
    WINTER PARK      FL   32789          5            05/15/01         00
    0432837334                           05           07/01/01          0
    21040367                             O            06/01/31
    0


    4922419          T08/U57             F          138,600.00         ZZ
                                         360        138,184.69          1
                                       7.500            969.11         90
                                       7.250            969.11
    MADISON          OH   44057          2            05/09/01         01
    0432837367                           05           07/01/01         25
    21040382                             O            06/01/31
    0


    4922420          T08/U57             F           71,250.00         ZZ
                                         360         71,088.43          1
                                       8.875            566.90         95
                                       8.625            566.90
    BOKEELIA         FL   33922          1            05/21/01         01
    0432837383                           05           07/01/01         30
    21050006                             O            06/01/31
    0


    4922421          T08/U57             F          118,655.00         ZZ
                                         360        118,436.69          1
                                       9.875          1,030.34         95
                                       9.625          1,030.34
    CLERMONT         FL   34711          1            05/14/01         23
    0432836989                           03           07/01/01          0
    21050021                             O            06/01/31
    0


    4922422          T08/U57             F          185,000.00         ZZ
                                         360        184,355.95          1
                                       7.500          1,293.55         81
                                       7.250          1,293.55
    ARVADA           CO   80005          2            05/23/01         01
    0432836997                           05           07/01/01         12
    21050038                             O            06/01/31
    0


    4922423          T08/U57             F           64,800.00         ZZ
                                         360         64,686.94          1
                                      10.125            574.66         81
                                       9.875            574.66
    DELAND           FL   32724          5            05/15/01         23
    0432837003                           05           07/01/01          0
1


    21050042                             O            06/01/31
    0


    4922424          T08/U57             F           77,000.00         ZZ
                                         360         76,822.55          1
                                       8.875            612.65         70
                                       8.625            612.65
    WEST CARROLLTON  OH   45449          1            05/23/01         00
    0432837433                           05           07/01/01          0
    21050072                             O            06/01/31
    0


    4922425          T08/U57             F           90,250.00         ZZ
                                         360         90,070.32          1
                                       9.500            758.87         95
                                       9.250            758.87
    ORLANDO          FL   32824          5            05/21/01         23
    0432837037                           03           07/01/01          0
    21050083                             O            06/01/31
    0


    4922426          T08/U57             F           51,200.00         ZZ
                                         360         51,098.04          1
                                       9.500            430.52         80
                                       9.250            430.52
    CASSELBERRY      FL   32707          2            05/22/01         00
    0432837458                           01           07/01/01          0
    21050088                             N            06/01/31
    0


    4922427          T08/U57             F           76,950.00         ZZ
                                         360         76,741.41          1
                                       8.000            564.63         95
                                       7.750            564.63
    WINSTON SALEM    NC   27105          1            05/14/01         04
    0432837474                           05           07/01/01         25
    21050095                             O            06/01/31
    0


    4922428          T08/U57             F          225,000.00         ZZ
                                         360        224,448.93          1
                                       8.500          1,730.06         90
                                       8.250          1,730.06
    SAN MARCOS       CA   92069          1            05/17/01         10
    0432837482                           05           07/01/01         25
    21050104                             O            06/01/31
    0


1


    4922429          T08/U57             F          247,000.00         ZZ
                                         360        246,454.22          1
                                       9.000          1,987.42         95
                                       8.750          1,987.42
    TAMPA            FL   33609          1            05/18/01         10
    0432837490                           05           07/01/01         30
    21050109                             N            06/01/31
    0


    4922430          T08/U57             F           80,750.00         ZZ
                                         360         80,605.32          1
                                      10.000            708.64         95
                                       9.750            708.64
    BLOUNTSTOWN      FL   32424          1            05/16/01         10
    0432837508                           05           07/01/01         30
    21050122                             O            06/01/31
    0


    4922431          T08/U57             F          130,055.00         ZZ
                                         360        129,512.40          1
                                       8.125            965.65         95
                                       7.875            965.65
    OCALA            FL   34471          1            05/15/01         01
    0432837052                           05           07/01/01         30
    21050128                             O            06/01/31
    0


    4922432          T08/U57             F          132,182.00         ZZ
                                         360        131,925.65          1
                                       9.625          1,123.53         95
                                       9.375          1,123.53
    GASTONIA         NC   28056          1            05/17/01         23
    0432837060                           05           07/01/01          0
    21050161                             O            06/01/31
    0


    4922433          T08/U57             F           93,100.00         ZZ
                                         360         92,919.44          1
                                       9.625            791.34         95
                                       9.375            791.34
    ORLANDO          FL   32835          1            05/22/01         10
    0432837516                           05           07/01/01         30
    21050163                             O            06/01/31
    0


    4922434          T08/U57             F          135,755.00         ZZ
                                         360        135,470.22          1
                                       9.250          1,116.82         95
                                       9.000          1,116.82
1


    ARVADA           CO   80003          1            05/29/01         10
    0432837524                           01           07/01/01         30
    21050292                             O            06/01/31
    0


    4922435          T08/U57             F           70,000.00         ZZ
                                         360         69,862.53          1
                                      11.500            693.20         69
                                      11.250            693.20
    CANTON           NC   28716          5            03/29/01         00
    0432837532                           05           05/01/01          0
    5020043                              O            04/01/31
    0


    4924691          E22/G01             F          366,750.00         ZZ
                                         360        366,025.39          1
                                       8.125          2,723.11         80
                                       7.875          2,723.11
    STEVENSON RANCH  CA   91355          1            06/04/01         00
    0412688673                           03           08/01/01          0
    0412688673                           O            07/01/31
    0


    4925018          P77/U57             F           86,400.00         ZZ
                                         360         86,080.35          1
                                       8.500            664.34         90
                                       8.000            664.34
    LEHIGH ACRES     FL   33916          5            03/23/01         23
    0432866838                           05           05/01/01          0
    10582                                O            04/01/31
    0


    4925019          P77/U57             F          165,000.00         ZZ
                                         180        161,828.04          1
                                       6.990          1,482.14         57
                                       6.490          1,482.14
    ANTIOCH          CA   94509          5            03/17/01         00
    0432859825                           05           05/01/01          0
    10717                                O            04/01/16
    0


    4925020          K15/U57             F          161,400.00         ZZ
                                         360        161,040.56          1
                                      10.920          1,527.30         85
                                      10.420          1,527.30
    JACKSONVILLE     FL   32206          5            03/19/01         23
    0432848398                           05           05/01/01          0
    20660538921                          O            04/01/31
    0
1




    4925022          T89/U57             F           45,600.00         ZZ
                                         360         45,380.10          1
                                       9.750            391.77         80
                                       9.250            391.77
    KERSHAW          SC   29067          5            03/23/01         00
    0432896777                           05           05/01/01          0
    L55347B                              N            04/01/31
    0


    4925023          T89/U56             F           51,800.00         ZZ
                                         360         51,651.41          1
                                      11.875            527.84         70
                                      11.375            527.84
    ROEBUCK          SC   29376          5            04/02/01         00
    0432896744                           27           05/15/01          0
    R968660                              O            04/15/31
    0


    4925330          W64/U57             F          390,000.00         ZZ
                                         180        383,709.03          1
                                       6.875          3,478.23         60
                                       6.625          3,478.23
    NEW YORK         NY   10025          5            04/11/01         00
    0432896082                           12           06/01/01          0
    7136807                              O            05/01/16
    0


    4927667          J40/U57             F           80,100.00         ZZ
                                         180         79,730.30          1
                                      11.990            823.30         89
                                      11.490            823.30
    COLUMBUS         OH   43207          1            06/23/00         23
    0432871531                           05           08/01/00          0
    1037343                              O            07/01/15
    0


    4927843          806/G01             F          248,650.00         ZZ
                                         360        247,863.12          1
                                       7.375          1,717.37         80
                                       7.125          1,717.37
    CORONA           CA   92880          1            05/24/01         00
    0432903466                           05           07/01/01          0
    1040004237                           O            06/01/31
    0


    4928676          477/G01             F          274,000.00         ZZ
                                         360        273,430.59          1
1


                                       7.875          1,986.69         80
                                       7.625          1,986.69
    CONCORD          CA   94519          1            06/08/01         00
    0432986255                           05           08/01/01          0
    109764                               O            07/01/31
    0


    4929043          D03/D03             F          328,000.00         ZZ
                                         360        327,265.17          1
                                       7.500          2,293.42         80
                                       7.250          2,293.42
    SANTA CLARA      CA   95050          1            06/25/01         00
    1101737                              05           08/01/01          0
    1101737                              O            07/01/31
    0


    4929228          T76/U56             F          130,000.00         ZZ
                                         180        129,816.29          1
                                      12.990          1,437.05         90
                                      12.490          1,437.05
    CAPITOL HEIGHTS  MD   20743          5            04/12/01         23
    0432840874                           09           05/17/01          0
    H00791                               O            04/17/16
    0


    4930015          W09/U57             F           37,985.00         ZZ
                                         180         37,913.24          1
                                       9.750            326.35        107
                                       9.500            326.35
    ASHLAND          KY   41101          1            06/08/01         23
    0432900702                           05           07/08/01          0
    20016586                             O            06/08/16
    0


    4930229          E84/U57             F          370,000.00         ZZ
                                         360        368,609.78          1
                                       7.500          2,587.09         62
                                       7.000          2,587.09
    WOODLAND         WA   98674          2            04/24/01         00
    0432847077                           05           06/01/01          0
    60106475                             O            05/01/31
    0


    4932456          N74/U56             F           33,600.00         ZZ
                                         180         31,968.87          1
                                      14.990            470.03         70
                                      14.490            470.03
    WEST FORK        AR   72774          5            06/18/99         00
    0432899524                           05           08/01/99          0
1


    22248010                             O            07/01/14
    0


    4932457          N74/U56             F           48,025.00         ZZ
                                         360         47,897.70          1
                                      11.490            475.22         85
                                      10.990            475.22
    WOODLEAF         NC   27054          2            02/15/01         23
    0432899698                           05           03/21/01          0
    28138010                             O            02/21/31
    0


    4932461          N74/U56             F           57,600.00         ZZ
                                         360         57,309.20          1
                                      11.650            577.01         80
                                      11.150            577.01
    LAURINBURG       NC   28352          5            11/27/00         00
    0432899516                           05           01/01/01          0
    7004933                              O            12/01/30
    0


    4932463          N74/U56             F          137,905.00         ZZ
                                         360        137,482.13          1
                                      11.750          1,392.03        100
                                      11.250          1,392.03
    HAVERHILL        FL   33417          1            01/12/01         23
    0432899599                           03           02/12/01          0
    7005298                              O            01/12/31
    0


    4932464          N74/U56             F           54,400.00         ZZ
                                         240         53,123.65          1
                                      13.040            638.89         80
                                      12.540            638.89
    ELIZABETH CITY   NC   27909          5            01/11/01         00
    0432899649                           27           02/17/01          0
    7005505                              O            01/17/21
    0


    4932465          N74/U56             F           64,675.00         ZZ
                                         360         64,493.48          1
                                      11.790            654.82         65
                                      11.290            654.82
    TULSA            OK   74116          5            01/08/01         00
    0432899557                           05           02/12/01          0
    7005632                              O            01/12/31
    0


1


    4932466          N74/U56             F           69,000.00         ZZ
                                         180         67,814.63          1
                                      12.950            870.75         83
                                      12.450            870.75
    BLACKSBURG       VA   24060          5            12/29/00         23
    0432899532                           05           02/04/01          0
    7005828                              O            01/04/16
    0


    4934168          Q72/W10             F          151,127.09         ZZ
                                         295        147,021.39          1
                                       7.875          1,161.54         87
                                       7.375          1,161.54
    STATEN ISLAND    NY   10306          1            06/01/00         01
    0001322973                           05           07/01/00         20
    0001322973                           O            01/01/25
    0


    4934180          Q72/W10             F          213,908.39         ZZ
                                         348        209,397.63          1
                                       7.500          1,505.99         85
                                       7.000          1,505.99
    SIMSBURY         CT   06070          1            03/08/00         00
    0001324680                           05           04/01/00          0
    0001324680                           O            03/01/29
    0


    4934198          Q72/W10             F           55,800.00         ZZ
                                         180         54,681.06          1
                                      11.750            563.26         90
                                      11.250            563.26
    MEMPHIS          TN   38106          5            07/23/97         00
    0001329358                           05           09/01/97          0
    0001329358                           O            08/01/12
    0


    4934201          Q72/W10             F          124,000.00         ZZ
                                         360        119,874.43          1
                                       9.000            997.74         80
                                       8.500            997.74
    ARROWBEAR        CA   92382          1            10/01/97         00
    0001347475                           05           12/01/97          0
    0001347475                           O            11/01/27
    0


    4934225          Q72/W10             F           26,400.00         ZZ
                                         180         23,529.93          2
                                       9.875            281.68        100
                                       9.375            281.68
1


    DETROIT          MI   48207          5            10/08/98         00
    0001573831                           05           12/01/98          0
    0001573831                           O            11/01/13
    0


    4934229          Q72/W10             F           60,000.00         ZZ
                                         360         59,144.37          1
                                      13.000            663.72        100
                                      12.500            663.72
    ORANGEVALE       CA   95662          5            08/17/98         00
    0001573971                           01           10/01/98          0
    0001573971                           N            09/01/28
    0


    4934348          Q72/W10             F           14,850.00         ZZ
                                          96          6,969.32          1
                                       9.900            224.55         14
                                       9.400            224.55
    LAUDERHILL       FL   33351          5            09/19/96         00
    0001725712                           05           11/15/96          0
    0001725712                           O            10/15/04
    0


    4934389          Q72/W10             F           22,900.00         ZZ
                                         120         19,529.14          1
                                       9.990            302.50         51
                                       9.490            302.50
    DAYTONA BEACH    FL   32014          5            06/30/99         00
    0001727668                           05           08/01/99          0
    0001727668                           O            07/01/09
    0


    4934392          Q72/W10             F           20,000.00         ZZ
                                         180         18,604.47          1
                                      11.990            239.91         45
                                      11.490            239.91
    OCALA            FL   34474          5            07/23/99         00
    0001727791                           05           09/01/99          0
    0001727791                           O            08/01/14
    0


    4934395          Q72/W10             F            7,275.00         ZZ
                                          72          5,343.67          1
                                      12.990            146.01         22
                                      12.490            146.01
    FT PIERCE        FL   34950          5            08/07/99         00
    0001727965                           01           10/01/99          0
    0001727965                           N            09/01/05
    0
1




    4934401          Q72/W10             F           13,000.00         ZZ
                                         120         11,324.33          1
                                      10.990            179.01          6
                                      10.490            179.01
    MELBOURNE        FL   32904          5            08/31/99         00
    0001728195                           05           10/01/99          0
    0001728195                           O            09/01/09
    0


    4934402          Q72/W10             F           12,000.00         ZZ
                                          84          9,706.87          1
                                      12.990            218.24         35
                                      12.490            218.24
    BROOKSVILLE      FL   34601          5            10/27/99         00
    0001728278                           05           12/01/99          0
    0001728278                           O            11/01/06
    0


    4934409          Q72/W10             F           19,000.00         ZZ
                                         120         16,657.88          1
                                       9.990            250.99         48
                                       9.490            250.99
    SATSUMA          FL   32178          5            10/30/99         00
    0001728468                           05           12/01/99          0
    0001728468                           O            11/01/09
    0


    4934417          Q72/W10             F            7,500.00         ZZ
                                          60          5,137.88          1
                                      11.990            166.80         30
                                      11.490            166.80
    FT MYERS         FL   33917          5            10/31/99         00
    0001728674                           05           12/01/99          0
    0001728674                           O            11/01/04
    0


    4934419          Q72/W10             F            8,125.00         ZZ
                                          84          6,556.77          1
                                      10.990            139.08         21
                                      10.490            139.08
    HALLANDALE       FL   33009          5            11/12/99         00
    0001728740                           01           01/01/00          0
    0001728740                           O            12/01/06
    0


    4934423          Q72/W10             F           17,000.00         ZZ
                                         180         16,216.35          1
1


                                      12.990            214.98         25
                                      12.490            214.98
    LAKELAND         FL   33843          5            11/23/99         00
    0001728831                           05           01/01/00          0
    0001728831                           O            12/01/14
    0


    4934428          Q72/W10             F           30,000.00         ZZ
                                         240         29,096.30          1
                                       9.990            289.31         60
                                       9.490            289.31
    JACKSONVILLE     FL   32244          5            12/27/99         00
    0001729193                           05           02/01/00          0
    0001729193                           O            01/01/20
    0


    4934441          Q72/W10             F           44,800.00         ZZ
                                         240         43,049.58          1
                                      11.750            485.51         45
                                      11.250            485.51
    MELBOURNE        FL   32935          5            01/23/99         00
    0001729920                           05           03/01/99          0
    0001729920                           O            02/01/19
    0


    4934443          Q72/W10             F          102,750.00         ZZ
                                         360        101,767.68          1
                                      12.550          1,100.60         75
                                      12.050          1,100.60
    MIAMI            FL   33177          5            01/25/99         00
    0001730001                           05           03/01/99          0
    0001730001                           O            02/01/29
    0


    4934444          Q72/W10             F           25,600.00         ZZ
                                         180         23,700.87          1
                                      12.300            312.21         22
                                      11.800            312.21
    LITHONIA         GA   30058          5            03/20/99         00
    0001730035                           05           05/01/99          0
    0001730035                           O            04/01/14
    0


    4934448          Q72/W10             F           20,000.00         ZZ
                                         180         17,228.05          1
                                      12.500            246.50         21
                                      12.000            246.50
    HIALEAH          FL   33016          5            03/08/99         00
    0001730308                           05           05/01/99          0
1


    0001730308                           O            04/01/14
    0


    4934454          Q72/W10             F          112,500.00         ZZ
                                         360        110,979.18          1
                                      11.300          1,096.95         73
                                      10.800          1,096.95
    LAUDERHILL       FL   33319          1            10/04/99         00
    0001731017                           05           12/01/99          0
    0001731017                           N            11/01/29
    0


    4934467          Q72/W10             F           11,430.00         ZZ
                                         180         11,089.21          1
                                      14.400            155.31         15
                                      13.900            155.31
    CLEVELAND        NC   27013          5            07/06/00         00
    0001763853                           05           08/11/00          0
    0001763853                           O            07/11/15
    0


    4934469          Q72/W10             F           30,150.00         ZZ
                                         180         29,378.10          1
                                      13.500            391.45         32
                                      13.000            391.45
    BIG CREEK        MS   38914          5            09/29/00         00
    0001763887                           05           11/04/00          0
    0001763887                           O            10/04/15
    0


    4934470          Q72/W10             F           35,000.00         ZZ
                                         180         34,310.93          1
                                      15.670            506.02         25
                                      15.170            506.02
    VINELAND         NJ   08360          5            09/13/00         00
    0001763895                           05           10/21/00          0
    0001763895                           O            09/21/15
    0


    4934471          Q72/W10             F           31,216.00         ZZ
                                         180         30,541.92          1
                                      13.950            414.67         39
                                      13.450            414.67
    VANDALIA         MI   49095          5            09/26/00         00
    0001763911                           05           11/02/00          0
    0001763911                           O            10/02/15
    0


1


    4934475          Q72/W10             F           36,000.00         ZZ
                                         240         35,192.45          1
                                      10.000            347.41         90
                                       9.500            347.41
    LYMAN            SC   29365          5            05/23/00         00
    0001763978                           05           07/01/00          0
    0001763978                           N            06/01/20
    0


    4934479          Q72/W10             F           18,600.00         ZZ
                                         180         18,282.51          1
                                      17.990            299.41         20
                                      17.490            299.41
    MORRISON         TN   37357          1            07/31/00         00
    0001764018                           05           09/01/00          0
    0001764018                           O            08/01/15
    0


    4934480          Q72/W10             F           60,350.00         ZZ
                                         180         59,326.90          1
                                      12.740            655.35         85
                                      12.240            655.35
    WICHITA          KS   67218          5            07/26/00         00
    0001764059                           05           09/01/00          0
    0001764059                           N            08/01/15
    0


    4934486          Q72/W60             F           62,400.00         ZZ
                                         240         61,670.12          1
                                      13.350            746.68         87
                                      12.850            746.68
    FITZGERALD       GA   31750          5            09/13/00         00
    7857881                              27           10/18/00          0
    1010014631                           O            09/18/20
    0


    4934487          Q72/W60             F          114,000.00         ZZ
                                         360        113,597.44          1
                                      10.150          1,013.10         75
                                       9.650          1,013.10
    MERIDEN          CT   06450          5            02/02/01         00
    7857899                              05           03/07/01          0
    1010015781                           O            02/07/31
    0


    4934492          Q72/W60             F           88,000.00         ZZ
                                         180         87,514.76          1
                                      11.300            858.06         80
                                      10.800            858.06
1


    TOMAH            WI   54660          5            07/20/00         00
    7857949                              05           09/01/00          0
    2020020947                           O            08/01/15
    0


    4934493          Q72/W60             F           60,386.00         ZZ
                                         360         60,275.02          1
                                      13.150            675.08         75
                                      12.650            675.08
    SHOALS           IN   47581          5            01/31/01         00
    7857956                              05           03/05/01          0
    2020022603                           O            02/05/31
    0


    4934498          Q72/W60             F           57,750.00         ZZ
                                         360         56,863.67          1
                                       9.700            494.05         75
                                       9.200            494.05
    CINCINNATI       OH   45227          5            05/24/99         00
    7858004                              05           06/28/99          0
    8181012942                           O            05/28/29
    0


    4934499          Q72/W60             F           45,050.00         ZZ
                                         216         44,271.58          1
                                       9.125            425.40         85
                                       8.625            425.40
    GUIN             AL   35563          5            01/24/01         00
    7858012                              05           02/28/01          0
    8282056634                           O            01/28/19
    0


    4936143          W02/U56             F          114,400.00         ZZ
                                         360        114,153.34          1
                                      10.200          1,020.90         80
                                       9.700          1,020.90
    COLUMBIAVILLE    MI   48421          5            05/01/01         00
    0433088952                           05           06/07/01          0
    100017271                            O            05/07/31
    0


    4937289          W02/U56             F           64,500.00         ZZ
                                         360         64,375.82          1
                                       9.660            549.90         95
                                       9.160            549.90
    GAINESVILLE      FL   32641          5            05/25/01         23
    0433088481                           05           07/01/01          0
    1000236877                           O            06/01/31
    0
1




    4942166          K39/U56             F           30,000.00         ZZ
                                         180         29,933.54          1
                                       8.990            241.18         75
                                       8.490            241.18
    NORTH VERNON     IN   47265          5            05/22/01         00
    0432872018                           05           07/01/01          0
    304248193                            O            06/01/16
    0


    4942256          K39/U56             F           33,250.00         ZZ
                                         180         33,201.35          1
                                      11.990            341.76         95
                                      11.490            341.76
    VANCEBURG        KY   41179          5            05/08/01         23
    0432877231                           05           06/14/01          0
    403270858                            O            05/14/16
    0


    4942741          Q78/U57             F           72,760.00         ZZ
                                         180         72,636.70          1
                                       8.875            578.92        107
                                       8.625            578.92
    CHICAGO          IL   60628          1            06/08/01         23
    0432911998                           05           08/01/01          0
    687456                               O            07/01/16
    0


    4942951          K39/U56             F          147,000.00         ZZ
                                         240        145,122.51          1
                                       9.300          1,351.10         93
                                       8.800          1,351.10
    CHEYENNE         WY   82009          5            02/15/01         23
    0432848059                           05           03/21/01          0
    2000010901                           O            02/21/21
    0


    4942952          K39/U56             F           37,500.00         ZZ
                                         240         37,271.13          1
                                      14.150            470.42         75
                                      13.650            470.42
    NEW ORLEANS      LA   70117          5            03/14/01         00
    0432848075                           05           04/19/01          0
    2500011550                           O            03/19/21
    0


    4942953          K39/U56             F           30,600.00         ZZ
                                         120         29,578.94          1
1


                                       7.990            371.11         85
                                       7.490            371.11
    SHREVEPORT       LA   71108          5            04/06/01         23
    0432848141                           05           05/06/01          0
    2500012165                           N            04/06/11
    0


    4942954          K39/U56             F          123,300.00         ZZ
                                         180        122,827.60          1
                                       9.100          1,000.99         90
                                       8.600          1,000.99
    URBANDALE        IA   50322          5            03/17/01         23
    0432848091                           05           04/22/01          0
    3000011578                           O            03/22/16
    0


    4942955          K39/U56             F           31,500.00         ZZ
                                         360         31,430.51          1
                                      12.330            332.04         90
                                      11.830            332.04
    ALLENDALE        SC   29810          5            02/15/01         23
    0432867133                           05           03/21/01          0
    4400010992                           O            02/21/31
    0


    4943301          W79/U57             F           61,200.00         ZZ
                                         360         60,028.35          1
                                       8.375            465.16         80
                                       8.125            465.16
    HOWEY-IN-THE-HI  FL   34737          1            05/21/99         00
    0432848422                           05           07/01/99          0
    9104549                              O            06/01/29
    0


    4943302          W79/U57             F           73,150.00         ZZ
                                         360         71,907.32          1
                                       9.250            601.79         95
                                       9.000            601.79
    KISSIMMEE        FL   34743          1            07/29/99         11
    0432849776                           03           09/01/99         30
    9105991                              O            08/01/29
    0


    4943304          W79/U57             F           87,100.00         ZZ
                                         360         85,405.17          1
                                       9.500            732.38         80
                                       9.250            732.38
    LADY LAKE        FL   32159          1            08/27/99         00
    0432849206                           03           10/01/99          0
1


    9106320                              O            09/01/29
    0


    4943305          W79/U57             F          107,000.00         ZZ
                                         360        105,388.69          1
                                       9.250            880.26         78
                                       9.000            880.26
    LADY LAKE        FL   32159          4            08/30/99         00
    0432849214                           05           10/01/99          0
    9106452                              O            09/01/29
    0


    4943306          W79/U57             F           49,100.00         ZZ
                                         360         47,835.53          1
                                       8.500            377.54         88
                                       8.250            377.54
    SANFORD          FL   32771          1            09/03/99         23
    0432849842                           05           10/01/99          0
    9106643                              O            09/01/29
    0


    4943307          W79/U57             F           80,000.00         ZZ
                                         360         78,056.99          1
                                       9.750            687.32         69
                                       9.500            687.32
    PLANT CITY       FL   33567          1            12/21/99         00
    0432849222                           01           02/01/00          0
    9107369                              O            01/01/30
    0


    4943308          W79/U57             F          148,800.00         T
                                         360        146,301.98          1
                                       8.750          1,170.61         80
                                       8.500          1,170.61
    ORLANDO          FL   32828          4            12/31/99         00
    0432849230                           03           02/01/00          0
    9108987                              O            01/01/30
    0


    4943309          W79/U57             F          110,100.00         ZZ
                                         360        108,829.62          1
                                       9.375            915.76         80
                                       9.125            915.76
    CLERMONT         FL   34736          1            12/31/99         00
    0432849248                           03           02/01/00          0
    9109241                              O            01/01/30
    0


1


    4943310          W79/U57             F           59,430.00         T
                                         360         58,919.52          1
                                       9.500            499.72         79
                                       9.250            499.72
    DELTONA          FL   32738          4            08/11/00         00
    0432849255                           05           10/01/00          0
    9109845                              O            09/01/30
    0


    4943311          W79/U57             F          158,000.00         ZZ
                                         360        156,429.83          1
                                       9.500          1,328.55         78
                                       9.250          1,328.55
    LONGWOOD         FL   32779          2            03/07/00         00
    0432849271                           03           05/01/00          0
    9109852                              O            04/01/30
    0


    4943312          W79/U57             F           36,000.00         ZZ
                                         360         35,507.91          1
                                       9.000            289.66         80
                                       8.750            289.66
    TAVARES          FL   32778          1            12/20/99         00
    0432849305                           05           02/01/00          0
    9110280                              N            01/01/30
    0


    4943314          W79/U57             F           59,100.00         ZZ
                                         360         58,412.93          1
                                       8.750            464.94         80
                                       8.500            464.94
    DELTONA          FL   32725          1            03/31/00         00
    0432849313                           05           05/01/00          0
    9113193                              O            04/01/30
    0


    4943315          W79/U57             F          115,200.00         ZZ
                                         360        114,224.38          1
                                       9.750            989.75         80
                                       9.500            989.75
    ORLANDO          FL   32801          1            04/11/00         00
    0432849339                           05           06/01/00          0
    9113516                              O            05/01/30
    0


    4943316          W79/U57             F          158,000.00         ZZ
                                         360        156,826.18          1
                                       9.000          1,271.30         84
                                       8.750          1,271.30
1


    EUSTIS           FL   32736          4            08/17/00         23
    0432849917                           05           10/01/00          0
    9113540                              O            09/01/30
    0


    4943317          W79/U57             F           31,000.00         ZZ
                                         360         30,709.27          1
                                       9.250            255.03         80
                                       9.000            255.03
    DELTONA          FL   32725          1            04/28/00         00
    0432849347                           01           06/01/00          0
    9113821                              N            05/01/30
    0


    4943318          W79/U57             F           68,000.00         ZZ
                                         360         67,343.52          1
                                       9.500            571.78         80
                                       9.250            571.78
    ORLANDO          FL   32806          1            05/02/00         00
    0432849362                           05           06/01/00          0
    9113854                              O            05/01/30
    0


    4943319          W79/U57             F           36,000.00         ZZ
                                         360         35,755.36          1
                                      10.500            329.31         79
                                      10.250            329.31
    SANFORD          FL   32771          1            05/12/00         00
    0432849388                           05           07/01/00          0
    9113896                              N            06/01/30
    0


    4943320          W79/U57             F           68,000.00         T
                                         360         67,154.87          1
                                       9.500            571.78         80
                                       9.250            571.78
    DELTONA          FL   32738          1            05/19/00         00
    0432849404                           05           07/01/00          0
    9114191                              O            06/01/30
    0


    4943321          W79/U57             F           89,120.00         ZZ
                                         360         86,177.60          1
                                       8.875            709.08         80
                                       8.625            709.08
    TARPON SPRINGS   FL   34689          1            05/31/00         00
    0432849412                           05           07/01/00          0
    9114324                              O            06/01/30
    0
1




    4943322          W79/U57             F          128,000.00         ZZ
                                         360        126,280.11          1
                                       9.750          1,099.72         80
                                       9.500          1,099.72
    LONGWOOD         FL   32779          1            06/09/00         00
    0432849420                           03           08/01/00          0
    9114381                              O            07/01/30
    0


    4943323          W79/U57             F           51,200.00         ZZ
                                         360         50,564.60          1
                                       9.250            421.21         80
                                       9.000            421.21
    ORANGE CITY      FL   32763          1            06/23/00         00
    0432849438                           05           08/01/00          0
    9116287                              O            07/01/30
    0


    4943324          W79/U57             F           59,800.00         ZZ
                                         360         59,212.39          1
                                       9.625            508.29         65
                                       9.375            508.29
    ORLANDO          FL   32825          1            07/14/00         00
    0432849446                           03           09/01/00          0
    9116675                              O            08/01/30
    0


    4943325          W79/U57             F           58,500.00         ZZ
                                         360         58,164.27          1
                                      10.625            540.60         75
                                      10.375            540.60
    ORLANDO          FL   32811          5            07/26/00         00
    0432849461                           05           09/01/00          0
    9116881                              N            08/01/30
    0


    4943326          W79/U57             F           56,250.00         ZZ
                                         360         55,927.30          1
                                      10.625            519.80         75
                                      10.375            519.80
    ORLANDO          FL   32811          5            07/26/00         00
    0432849479                           05           09/01/00          0
    9116899                              N            08/01/30
    0


    4943327          W79/U57             F           58,000.00         ZZ
                                         360         57,413.31          1
1


                                       9.500            487.70         80
                                       9.250            487.70
    EUSTIS           FL   32726          2            08/14/00         00
    0432849487                           05           10/01/00          0
    9117152                              O            09/01/30
    0


    4943328          W79/U57             F           22,000.00         ZZ
                                         360         21,836.51          1
                                       9.000            177.02         55
                                       8.750            177.02
    ORMOND BEACH     FL   32176          1            08/30/00         00
    0432849511                           09           10/01/00          0
    9117434                              O            09/01/30
    0


    4943329          W79/U57             F           50,825.00         ZZ
                                         360         50,427.80          1
                                       8.750            399.84         95
                                       8.500            399.84
    ALTAMONTE SPRIN  FL   32714          1            08/31/00         11
    0432850089                           01           10/01/00         25
    9117475                              O            09/01/30
    0


    4943330          W79/U57             F           39,200.00         ZZ
                                         360         37,398.69          1
                                      11.000            373.31         80
                                      10.750            373.31
    DAYTONA BEACH    FL   32118          1            09/13/00         00
    0432849537                           08           11/01/00          0
    9117616                              N            10/01/30
    0


    4943331          W79/U57             F           51,500.00         T
                                         360         50,799.03          1
                                       9.250            423.68         57
                                       9.000            423.68
    DEBARY           FL   32713          1            10/06/00         00
    0432849560                           05           12/01/00          0
    9118077                              O            11/01/30
    0


    4943332          W79/U57             F           92,800.00         ZZ
                                         360         92,350.83          1
                                       9.750            797.30         80
                                       9.500            797.30
    APOPKA           FL   32712          1            11/09/00         00
    0432849586                           05           01/01/01          0
1


    9119034                              N            12/01/30
    0


    4943333          W79/U57             F          225,000.00         ZZ
                                         360        223,238.57          1
                                       8.250          1,690.35         69
                                       8.000          1,690.35
    ORLANDO          FL   32804          1            11/10/00         00
    0432849594                           05           01/01/01          0
    9119190                              O            12/01/30
    0


    4943334          W79/U57             F           70,000.00         T
                                         360         69,460.63          1
                                       9.000            563.24         50
                                       8.750            563.24
    DELTONA          FL   32725          1            12/08/00         00
    0432849610                           05           02/01/01          0
    9119505                              O            01/01/31
    0


    4943335          W79/U57             F           80,000.00         ZZ
                                         360         79,594.69          1
                                       9.000            643.70         80
                                       8.750            643.70
    EDGEWATER        FL   32141          1            12/15/00         00
    0432849636                           05           02/01/01          0
    9119752                              N            01/01/31
    0


    4943336          W79/U57             F           45,600.00         ZZ
                                         360         45,337.70          1
                                       8.375            346.59         80
                                       8.125            346.59
    NEW SMYRNA BEAC  FL   32169          1            12/29/00         00
    0432849644                           01           02/01/01          0
    9120040                              N            01/01/31
    0


    4943337          W79/U57             F           59,800.00         ZZ
                                         360         59,501.00          1
                                       9.375            497.39         65
                                       9.125            497.39
    OVIEDO           FL   32765          1            12/28/00         00
    0432849669                           03           02/01/01          0
    9120065                              O            01/01/31
    0


1


    4943647          K52/U56             F           89,000.00         ZZ
                                         180         88,481.32          1
                                      10.900            840.85        100
                                      10.400            840.85
    ATLANTA          GA   30315          1            07/27/00         23
    0432848570                           05           08/27/00          0
    19420                                O            07/27/15
    0


    4943650          K52/U56             F          150,500.00         ZZ
                                         180        150,037.36          1
                                      11.600          1,501.89        100
                                      11.100          1,501.89
    ARLINGTON        TN   38002          1            01/31/01         23
    0432848620                           05           03/02/01          0
    48864                                O            02/02/16
    0


    4943651          K52/U56             F           98,500.00         ZZ
                                         180         98,066.73          1
                                       9.750            846.27        100
                                       9.250            846.27
    STONE MOUNTAIN   GA   30083          1            01/12/01         23
    0432848638                           05           02/12/01          0
    49015                                O            01/12/16
    0


    4943652          K52/U56             F           89,500.00         ZZ
                                         180         89,249.33          1
                                      11.800            906.86        100
                                      11.300            906.86
    FRANKFORT        KY   40601          1            01/24/01         23
    0432849784                           05           02/24/01          0
    50332                                O            01/24/16
    0


    4943653          K52/U56             F           72,000.00         ZZ
                                         180         71,818.55          1
                                      11.850            732.30        100
                                      11.350            732.30
    EIGHT MILE       AL   36613          2            01/26/01         23
    0432848646                           05           03/02/01          0
    52220                                O            02/02/16
    0


    4943654          K52/U56             F          176,500.00         ZZ
                                         180        176,070.98          1
                                      11.900          1,801.93        100
                                      11.400          1,801.93
1


    LOGANVILLE       GA   30052          1            02/01/01         23
    0432848679                           03           03/01/01          0
    53611                                O            02/01/16
    0


    4943656          K52/U56             F          140,500.00         ZZ
                                         180        140,145.04          1
                                      11.650          1,407.47        100
                                      11.150          1,407.47
    LADSON           SC   29456          5            03/08/01         23
    0432848711                           05           04/13/01          0
    54119                                O            03/13/16
    0


    4943657          K52/U56             F          165,000.00         ZZ
                                         180        164,502.75          1
                                      11.500          1,633.99        100
                                      11.000          1,633.99
    FORT WAYNE       IN   46825          5            01/26/01         23
    0432848729                           05           03/02/01          0
    54249                                O            02/02/16
    0


    4943661          K52/U56             F           90,200.00         ZZ
                                         180         89,950.90          1
                                      11.300            879.51        100
                                      10.800            879.51
    TROTWOOD         OH   45426          1            02/23/01         23
    0432848778                           05           03/23/01          0
    58018                                O            02/23/16
    0


    4943662          K52/U56             F           73,000.00         ZZ
                                         180         71,788.13          1
                                      11.990            875.66        100
                                      11.490            875.66
    MARSHALL         MO   65340          5            02/16/01         23
    0432848794                           05           03/22/01          0
    58289                                O            02/22/16
    0


    4943664          K52/U56             F           91,000.00         ZZ
                                         180         90,781.17          1
                                      11.300            887.31        100
                                      10.800            887.31
    LITTLE ROCK      AR   72204          5            02/16/01         23
    0432848810                           05           04/05/01          0
    59747                                O            03/05/16
    0
1




    4943665          K52/U56             F           53,500.00         ZZ
                                         180         53,327.37          1
                                      10.575            492.39        100
                                      10.075            492.39
    FARRELL          PA   16121          1            02/20/01         23
    0432848836                           05           03/20/01          0
    60604                                O            02/20/16
    0


    4943666          K52/U56             F          148,400.00         ZZ
                                         180        148,131.73          1
                                      12.600          1,595.34        100
                                      12.100          1,595.34
    NEWMARKET        NH   03857          1            03/15/01         23
    0432848844                           05           04/15/01          0
    61011                                O            03/15/16
    0


    4943667          K52/U56             F           60,000.00         ZZ
                                         180         59,882.52          1
                                      10.650            555.59        100
                                      10.150            555.59
    LIMA             OH   45804          5            04/27/01         23
    0432848851                           05           06/02/01          0
    62288                                O            05/02/16
    0


    4943674          K52/U56             F          133,500.00         ZZ
                                         360        133,222.58          1
                                      11.500          1,322.04        100
                                      11.000          1,322.04
    POLK CITY        IA   50226          1            04/19/01         23
    0432848935                           05           05/19/01          0
    63936                                O            04/19/31
    0


    4943677          K52/U56             F           68,600.00         ZZ
                                         360         68,403.78          1
                                      11.950            702.99        100
                                      11.450            702.99
    BUFFALO          NY   14215          1            03/14/01         23
    0432848992                           05           04/14/01          0
    65619                                O            03/14/31
    0


    4943679          K52/U56             F           77,800.00         ZZ
                                         180         77,616.91          1
1


                                      11.400            764.52        100
                                      10.900            764.52
    CHATTANOOGA      TN   37415          1            03/15/01         23
    0432849016                           05           04/15/01          0
    67442                                O            03/15/16
    0


    4943682          K52/U56             F          180,000.00         ZZ
                                         180        178,611.42          1
                                      11.400          1,768.81         90
                                      10.900          1,768.81
    DENVER           CO   80233          5            03/22/01         23
    0432849040                           05           04/27/01          0
    68223                                O            03/27/16
    0


    4943685          K52/U56             F           99,900.00         ZZ
                                         180         99,617.70          1
                                      10.550            917.56        100
                                      10.050            917.56
    NEW CASTLE       DE   19720          1            03/28/01         23
    0432849099                           05           04/28/01          0
    70082                                O            03/28/16
    0


    4943687          K52/U56             F          195,000.00         ZZ
                                         180        194,608.57          1
                                      11.400          1,916.21        100
                                      10.900          1,916.21
    AURORA           CO   80015          5            04/07/01         23
    0432849123                           03           05/12/01          0
    71651                                O            04/12/16
    0


    4943688          K52/U56             F           85,500.00         ZZ
                                         180         85,312.97          1
                                      11.400            840.19        100
                                      10.900            840.19
    GRAHAM           NC   27253          1            04/27/01         23
    0432849909                           05           05/27/01          0
    73777                                O            04/27/16
    0


    4943689          K52/U56             F          199,000.00         ZZ
                                         180        198,629.90          1
                                      11.750          2,008.73        100
                                      11.250          2,008.73
    HENDERSONVILLE   TN   37075          1            04/20/01         23
    0432849925                           05           05/20/01          0
1


    74428                                O            04/20/16
    0


    4943692          K52/U56             F          107,100.00         ZZ
                                         180        105,996.20          1
                                      11.900          1,278.50         85
                                      11.400          1,278.50
    LUTCHER          LA   70071          5            04/25/01         23
    0432849156                           05           06/05/01          0
    75000                                O            05/05/16
    0


    4943693          K52/U56             F          121,500.00         ZZ
                                         180        121,216.28          1
                                      10.700          1,129.62         90
                                      10.200          1,129.62
    CHARLOTTE        NC   28270          1            04/23/01         23
    0432849164                           05           05/23/01          0
    75907                                O            04/23/16
    0


    4943696          K52/U56             F           73,000.00         ZZ
                                         180         72,875.81          1
                                      11.400            717.35        100
                                      10.900            717.35
    ROANOKE RAPIDS   NC   27870          1            05/03/01         23
    0432850014                           05           06/03/01          0
    79217                                O            05/03/16
    0


    4944025          K39/U56             F           41,500.00         ZZ
                                         240         41,285.67          1
                                      11.990            456.67         79
                                      11.490            456.67
    LANETT           AL   36863          5            05/18/01         00
    0432877249                           05           06/23/01          0
    422622008                            O            05/23/21
    0


    4944950          L21/U56             F           73,500.00         ZZ
                                         360         73,366.99          1
                                      11.875            748.97         70
                                      11.375            748.97
    WATERBURY        CT   06704          1            03/29/01         00
    0432860054                           05           05/01/01          0
    70301040                             N            04/01/31
    0


1


    4945411          T92/U57             F           50,050.00         ZZ
                                         360         49,953.55          2
                                      13.490            572.89         90
                                      12.990            572.89
    ATLANTA          GA   30314          5            01/09/01         23
    0432859437                           05           02/15/01          0
    KMC296128                            O            01/15/31
    0


    4945551          286/286             F          127,920.00         ZZ
                                         360        127,164.65          1
                                       8.000            938.64         80
                                       7.750            938.64
    CHANDLER         AZ   85225          1            05/17/01         00
    313122                               05           07/01/01          0
    313122                               O            06/01/31
    0


    4945552          286/286             F           37,600.00         T
                                         360         37,490.25          1
                                       8.750            295.80         80
                                       8.500            295.80
    MIAMI BEACH      FL   33139          1            04/24/01         00
    9821649                              01           06/01/01          0
    9821649                              O            05/01/31
    0


    4945553          286/286             F          114,400.00         T
                                         360        113,889.10          1
                                       8.875            910.22         80
                                       8.625            910.22
    PALM DESERT      CA   92260          1            04/05/01         00
    9830347                              03           06/01/01          0
    9830347                              O            05/01/31
    0


    4946862          623/985             F           58,800.00         ZZ
                                         360         58,619.66          1
                                       9.250            483.73         45
                                       9.000            483.73
    BATTLE CREEK     MI   49014          2            12/04/00         00
    200714921                            05           06/01/01          0
    5292520                              O            05/01/31
    0


    4947285          L99/U57             F           54,000.00         ZZ
                                         180         53,269.64          1
                                      10.990            613.42         75
                                      10.490            613.42
1


    WEST PALM BEACH  FL   33404          5            03/02/01         00
    0432917409                           05           05/01/01          0
    210156                               O            04/01/16
    0


    4948485          286/286             F          380,000.00         ZZ
                                         360        378,943.58          1
                                       7.875          2,755.27        100
                                       7.625          2,755.27
    HIGHSPIRE        PA   17034          5            05/22/01         23
    145689                               05           07/01/01          0
    145689                               O            06/01/31
    0


    4948486          286/286             F          547,500.00         ZZ
                                         360        545,733.03          1
                                       7.125          3,688.61         79
                                       6.875          3,688.61
    DETROIT          MI   48215          5            05/24/01         00
    255396                               01           07/01/01          0
    255396                               O            06/01/31
    0


    4948487          286/286             F          326,000.00         ZZ
                                         360        323,846.02          1
                                       8.375          2,477.84         75
                                       8.125          2,477.84
    WESTON           FL   33327          5            05/24/01         00
    315823                               03           07/01/01          0
    315823                               O            06/01/31
    0


    4948488          286/286             F          443,500.00         ZZ
                                         360        442,137.62          1
                                       7.375          3,063.15        100
                                       7.125          3,063.15
    HAMBDEN TWP      OH   44024          5            05/21/01         23
    393592                               05           07/01/01          0
    393592                               O            06/01/31
    0


    4948489          286/286             F          168,000.00         ZZ
                                         360        167,508.95          1
                                       7.625          1,189.10         80
                                       7.375          1,189.10
    SAN DIEGO        CA   92154          5            05/24/01         00
    341680                               05           07/01/01          0
    341680                               O            06/01/31
    0
1




    4948490          286/286             F          420,000.00         ZZ
                                         360        418,709.81          1
                                       7.375          2,900.84         80
                                       7.125          2,900.84
    GREENWICH TWP.   NJ   08886          5            05/23/01         00
    289472                               05           07/01/01          0
    289472                               O            06/01/31
    0


    4948491          286/286             F          490,000.00         ZZ
                                         360        488,494.79          1
                                       7.375          3,384.31         79
                                       7.125          3,384.31
    DENVER           CO   80209          5            05/21/01         00
    373928                               05           07/01/01          0
    373928                               O            06/01/31
    0


    4948492          286/286             F          364,500.00         ZZ
                                         360        363,511.86          2
                                       8.000          2,674.58         90
                                       7.750          2,674.58
    CORONA           NY   11368          1            05/23/01         10
    418160                               05           07/01/01         25
    418160                               O            06/01/31
    0


    4948493          286/286             F          613,600.00         ZZ
                                         360        611,499.25          1
                                       7.375          4,237.99         80
                                       7.125          4,237.99
    LIVERMORE        CA   94550          5            05/16/01         00
    399574                               03           07/01/01          0
    399574                               O            06/01/31
    0


    4948494          286/286             F          202,000.00         ZZ
                                         360        201,363.93          1
                                       7.250          1,378.00         68
                                       7.000          1,378.00
    WASHINGTON       DC   20010          2            05/07/01         00
    335937                               07           07/01/01          0
    335937                               O            06/01/31
    0


    4948495          286/286             F          580,000.00         ZZ
                                         360        577,847.53          1
1


                                       7.125          3,907.57         96
                                       6.875          3,907.57
    MONROEVILLE      PA   15146          5            05/23/01         23
    370264                               05           07/01/01          0
    370264                               O            06/01/31
    0


    4948496          286/286             F          500,000.00         ZZ
                                         360        498,501.71          1
                                       7.500          3,496.08         73
                                       7.250          3,496.08
    LEESBURG         VA   20175          5            05/18/01         00
    415423                               03           07/01/01          0
    415423                               O            06/01/31
    0


    4948497          286/286             F          360,000.00         ZZ
                                         360        358,823.47          1
                                       7.500          2,517.18         80
                                       7.250          2,517.18
    LAKE ARROWHEAD   CA   92352          1            05/18/01         00
    400855                               05           07/01/01          0
    400855                               O            06/01/31
    0


    4948498          286/286             F          492,000.00         ZZ
                                         360        490,488.66          1
                                       7.375          3,398.12         80
                                       7.125          3,398.12
    ALPHARETTA       GA   30005          5            05/17/01         00
    374997                               03           07/01/01          0
    374997                               O            06/01/31
    0


    4948499          286/286             F          319,500.00         ZZ
                                         360        318,564.38          1
                                       7.625          2,261.40         76
                                       7.375          2,261.40
    BOULDER          CO   80304          5            05/21/01         00
    377544                               05           07/01/01          0
    377544                               O            06/01/31
    0


    4948500          286/286             F          300,000.00         ZZ
                                         360        299,055.36          1
                                       7.250          2,046.53         86
                                       7.000          2,046.53
    LAS VEGAS        NV   89147          5            05/16/01         23
    77117                                03           07/01/01          0
1


    77117                                O            06/01/31
    0


    4948502          286/286             F          448,000.00         ZZ
                                         360        446,518.18          2
                                       7.000          2,980.56         82
                                       6.750          2,980.56
    STATEN ISLAND    NY   10307          2            05/21/01         23
    9520001                              05           07/01/01          0
    9520001                              O            06/01/31
    0


    4948503          286/286             F          281,550.00         ZZ
                                         360        280,786.73          1
                                       8.000          2,065.92         89
                                       7.750          2,065.92
    PEORIA           AZ   85382          2            05/14/01         10
    307902                               03           07/01/01         25
    307902                               O            06/01/31
    0


    4948504          286/286             F          432,000.00         ZZ
                                         360        430,672.95          1
                                       7.375          2,983.72         80
                                       7.125          2,983.72
    BOULDER          CO   80304          5            05/23/01         00
    380817                               05           07/01/01          0
    380817                               O            06/01/31
    0


    4948505          286/286             F          750,000.00         ZZ
                                         360        747,807.88          1
                                       7.625          5,308.46         73
                                       7.375          5,308.46
    HOUSTON          TX   77024          2            05/09/01         00
    326464                               05           07/01/01          0
    326464                               O            06/01/31
    0


    4948506          286/286             F          550,500.00         ZZ
                                         360        548,808.94          1
                                       7.375          3,802.17         80
                                       7.125          3,802.17
    ALPHARETTA       GA   30022          5            05/23/01         00
    404923                               05           07/01/01          0
    404923                               O            06/01/31
    0


1


    4948508          286/286             F          321,600.00         ZZ
                                         360        320,636.34          1
                                       7.500          2,248.67        100
                                       7.250          2,248.67
    ARVADA           CO   80005          5            05/18/01         23
    381320                               05           07/01/01          0
    381320                               O            06/01/31
    0


    4948509          286/286             F          479,000.00         ZZ
                                         360        477,528.55          1
                                       7.375          3,308.34         80
                                       7.125          3,308.34
    BLOOMINGTON      IL   61701          5            05/22/01         00
    396446                               05           07/01/01          0
    396446                               O            06/01/31
    0


    4948510          286/286             F          535,000.00         ZZ
                                         360        533,436.29          1
                                       7.625          3,786.70         80
                                       7.375          3,786.70
    GRANT            MN   55082          2            05/21/01         00
    397334                               05           07/01/01          0
    397334                               O            06/01/31
    0


    4948511          286/286             F          465,000.00         ZZ
                                         360        463,571.59          1
                                       7.375          3,211.64         85
                                       7.125          3,211.64
    RENTON           WA   98059          2            05/09/01         23
    9835933                              03           07/01/01          0
    9835933                              O            06/01/31
    0


    4948512          286/286             F          488,000.00         ZZ
                                         360        486,385.90          1
                                       7.000          3,246.68         80
                                       6.750          3,246.68
    OAKLAND          CA   94611          5            05/01/01         00
    9831442                              05           07/01/01          0
    9831442                              O            06/01/31
    0


    4948513          286/286             F          544,000.00         ZZ
                                         360        542,369.88          1
                                       7.500          3,803.73         80
                                       7.250          3,803.73
1


    FREMONT          CA   94555          5            05/10/01         00
    9809102                              03           07/01/01          0
    9809102                              O            06/01/31
    0


    4948515          286/286             F          650,000.00         ZZ
                                         360        647,868.69          1
                                       7.625          4,600.66         77
                                       7.375          4,600.66
    SALINAS          CA   93908          2            05/15/01         00
    9837096                              05           07/01/01          0
    9837096                              O            06/01/31
    0


    4948516          286/286             F          297,500.00         ZZ
                                         360        296,651.92          1
                                       7.750          2,131.33         79
                                       7.500          2,131.33
    TEMECULA         CA   92592          5            05/10/01         00
    9846540                              05           07/01/01          0
    9846540                              O            06/01/31
    0


    4948517          286/286             F          551,000.00         ZZ
                                         360        548,824.72          1
                                       7.250          3,758.79         79
                                       7.000          3,758.79
    LIVERMORE        CA   94550          5            04/05/01         00
    9818078                              05           06/01/01          0
    9818078                              O            05/01/31
    0


    4948518          286/286             F          800,000.00         ZZ
                                         360        797,288.42          1
                                       6.875          5,255.43         67
                                       6.625          5,255.43
    SAN FRANCISCO    CA   94114          5            05/15/01         00
    9823681                              07           07/01/01          0
    9823681                              O            06/01/31
    0


    4948519          286/286             F          477,000.00         ZZ
                                         360        475,534.73          1
                                       7.375          3,294.52         87
                                       7.125          3,294.52
    CALISTOGA        CA   94515          5            05/10/01         23
    9841893                              05           07/01/01          0
    9841893                              O            06/01/31
    0
1




    4948520          286/286             F          525,000.00         ZZ
                                         360        523,346.88          1
                                       7.250          3,581.43         75
                                       7.000          3,581.43
    REDWOOD CITY     CA   94062          5            05/01/01         00
    9841902                              05           07/01/01          0
    9841902                              O            06/01/31
    0


    4948521          286/286             F          324,000.00         ZZ
                                         360        323,029.15          1
                                       7.500          2,265.45         83
                                       7.250          2,265.45
    SAN DIEGO        CA   92129          5            05/14/01         23
    9837142                              05           07/01/01          0
    9837142                              O            06/01/31
    0


    4948522          286/286             F          495,000.00         ZZ
                                         360        493,623.92          1
                                       7.875          3,589.09         75
                                       7.625          3,589.09
    SAN JOSE         CA   95123          5            05/18/01         00
    9852663                              05           07/01/01          0
    9852663                              O            06/01/31
    0


    4948523          286/286             F          300,000.00         ZZ
                                         360        299,123.16          1
                                       7.625          2,123.38         86
                                       7.375          2,123.38
    LA MIRADA        CA   90638          2            05/11/01         11
    9837925                              03           07/01/01         25
    9837925                              O            06/01/31
    0


    4948525          286/286             F          451,200.00         ZZ
                                         360        449,254.03          1
                                       7.625          3,193.57         80
                                       7.375          3,193.57
    DAVIS            CA   95616          2            05/15/01         00
    9837178                              05           07/01/01          0
    9837178                              O            06/01/31
    0


    4949362          U66/U57             F           56,700.00         ZZ
                                         360         56,622.32          1
1


                                      11.250            550.71         90
                                      10.750            550.71
    CHANNELVIEW      TX   77530          1            05/31/01         23
    0432893360                           03           07/01/01          0
    053101                               O            06/01/31
    0


    4950252          E22/G01             F          232,000.00         ZZ
                                         360        231,575.37          1
                                       8.500          1,783.88         80
                                       8.250          1,783.88
    RANDOLPH         NJ   07869          1            06/12/01         00
    0412512287                           05           08/01/01          0
    0412512287                           O            07/01/31
    0


    4954876          T76/U57             F          102,000.00         ZZ
                                         360        101,650.31          1
                                       9.550            861.40        100
                                       9.050            861.40
    DAVENPORT        IA   52804          2            05/29/01         23
    0432900405                           05           07/04/01          0
    39157                                O            06/04/31
    0


    4955563          Q64/G01             F           89,900.00         T
                                         180         89,721.01          1
                                       9.500            755.93        100
                                       9.250            755.93
    NEW FREEDOM      PA   17349          1            05/31/01         23
    0432998516                           05           07/01/01          0
    0101915700                           O            06/01/16
    0


    4955629          Q64/U57             F           59,850.00         ZZ
                                         180         59,730.80          1
                                       9.500            503.26         95
                                       9.250            503.26
    DUNDALK          MD   21222          1            05/30/01         23
    0432913630                           02           07/01/01          0
    0101955706                           N            06/01/16
    0


    4958473          S48/S48             F          300,000.00         ZZ
                                         360        298,179.34          1
                                       7.500          2,097.65         80
                                       7.250          2,097.65
    NEW MARKET       MD   21774          5            01/18/01         00
    29294089                             03           03/01/01          0
1


    29294089                             O            02/01/31
    0


    4958478          S48/S48             F          515,000.00         ZZ
                                         360        512,966.82          1
                                       7.250          3,513.21         67
                                       7.000          3,513.21
    SAN JOSE         CA   95120          5            04/19/01         00
    99033185                             05           06/01/01          0
    99033185                             O            05/01/31
    0


    4958497          S48/S48             F          525,000.00         ZZ
                                         360        523,714.22          1
                                       8.500          4,036.80         72
                                       8.250          4,036.80
    AURORA           CO   80015          5            05/02/01         00
    6695843190                           03           07/01/01          0
    6695843190                           O            06/01/31
    0


    4958498          S48/S48             F          425,000.00         ZZ
                                         360        423,757.79          1
                                       7.625          3,008.13         64
                                       7.375          3,008.13
    OAKLAND          CA   94605          1            05/04/01         00
    6722872766                           03           07/01/01          0
    6722872766                           N            06/01/31
    0


    4958517          S48/S48             F          709,300.00         ZZ
                                         360        702,406.46          1
                                       7.250          4,838.68         46
                                       7.000          4,838.68
    SAN JOSE         CA   95138          2            04/20/01         00
    6350049976                           05           06/01/01          0
    6350049976                           O            05/01/31
    0


    4958518          S48/S48             F          567,000.00         ZZ
                                         360        565,124.59          1
                                       7.000          3,772.27         25
                                       6.750          3,772.27
    CARMEL           CA   93923          5            05/16/01         00
    6381960894                           05           07/01/01          0
    6381960894                           O            06/01/31
    0


1


    4958810          E22/G01             F          244,000.00         ZZ
                                         360        243,517.93          1
                                       8.125          1,811.69         80
                                       7.875          1,811.69
    STANTON          CA   92841          1            06/07/01         00
    0412708349                           05           08/01/01          0
    0412708349                           O            07/01/31
    0


    4961472          U38/G01             F          213,600.00         ZZ
                                         360        213,156.10          1
                                       7.875          1,548.75         80
                                       7.625          1,548.75
    WALNUT CREEK     CA   94596          1            06/19/01         00
    0432984680                           09           08/01/01          0
    61024                                O            07/01/31
    0


    4962653          E84/U57             F          316,500.00         ZZ
                                         180        307,384.13          1
                                       7.125          2,866.96         80
                                       6.625          2,866.96
    ST CHARLES       MO   63301          1            03/30/01         00
    0432923498                           03           05/01/01          0
    14602126                             O            04/01/16
    0


    4966584          U77/U56             F          104,025.00         ZZ
                                         180        103,770.93          1
                                      10.490            950.78         95
                                       9.990            950.78
    CHARLOTTE        NC   28216          1            04/12/01         23
    0432870426                           05           05/12/01          0
    10180                                O            04/12/16
    0


    4966586          U77/U56             F           58,650.00         ZZ
                                         180         58,543.28          1
                                      11.850            596.52         85
                                      11.350            596.52
    PENSACOLA        FL   32505          1            04/25/01         23
    0432870301                           05           05/25/01          0
    3484                                 O            04/25/16
    0


    4968413          W78/U57             F           66,500.00         ZZ
                                         360         66,387.00          1
                                      10.250            595.91         90
                                       9.750            595.91
1


    SMYRNA           GA   30080          1            05/09/01         23
    0432872760                           07           07/01/01          0
    50000452                             O            06/01/31
    0


    4968553          E22/G01             F           73,600.00         ZZ
                                         360         73,443.15          1
                                       7.750            527.28         80
                                       7.500            527.28
    WYLIE            TX   75098          1            06/14/01         00
    0412696528                           05           08/01/01          0
    0412696528                           O            07/01/31
    0


    4969376          480/U57             F          466,454.00         ZZ
                                         360        463,358.06          1
                                       7.500          3,261.51         77
                                       7.250          3,261.51
    ORLANDO          FL   32804          2            05/25/01         00
    0432893394                           05           07/01/01          0
    3361177                              O            06/01/31
    0


    4969914          Q72/W60             F           52,000.00         ZZ
                                         240         49,995.75          1
                                      12.800            601.83         65
                                      12.300            601.83
    WINDSOR          VA   23487          5            08/18/98         00
    7865124                              05           09/24/98          0
    0899016893                           N            08/24/18
    0


    4970000          Q72/W60             F           12,367.00         ZZ
                                         240         12,036.89          1
                                      10.990            127.57         34
                                      10.490            127.57
    PHILADELPHIA     PA   19132          5            02/25/00         00
    7867450                              09           02/01/00          0
    0899029268                           O            01/01/20
    0


    4970004          Q72/W60             F          269,500.00         ZZ
                                         180        266,843.57          1
                                      14.250          3,246.63         70
                                      13.750          3,246.63
    XENIA            OH   45385          5            01/26/98         00
    7867542                              05           03/01/98          0
    0899029458                           O            02/01/13
    0
1




    4970566          480/U57             F          541,000.00         ZZ
                                         360        539,418.78          1
                                       7.625          3,829.16         72
                                       7.375          3,829.16
    SILVER SPRING    MD   20905          2            05/25/01         00
    0432893386                           03           07/01/01          0
    4111969                              O            06/01/31
    0


    4971565          U74/U56             F          499,900.00         ZZ
                                         360        498,402.06          1
                                       7.500          3,495.37        100
                                       7.000          3,495.37
    SAN MARTIN       CA   95046          5            05/16/01         23
    0432895969                           05           07/01/01          0
    11010008058                          O            06/01/31
    0


    4971601          U74/U56             F          205,000.00         ZZ
                                         360        204,430.67          1
                                       7.880          1,487.10         75
                                       7.380          1,487.10
    IRVINE           CA   92714          5            05/24/01         00
    0432896132                           05           07/01/01          0
    45                                   O            06/01/31
    0


    4971751          U74/U57             F           47,600.00         ZZ
                                         360         47,560.96          1
                                      12.250            498.80         85
                                      11.750            498.80
    MIAMI            FL   33193          2            06/04/01         23
    0432889459                           01           08/01/01          0
    14010008449                          N            07/01/31
    0


    4971784          U74/U56             F          169,750.00         ZZ
                                         360        169,504.54          1
                                      11.000          1,616.57         97
                                      10.500          1,616.57
    NEW PORT RICHEY  FL   34655          1            05/04/01         23
    0432887396                           05           07/01/01          0
    228                                  O            06/01/31
    0


    4971796          U74/U57             F           82,450.00         ZZ
                                         360         81,795.47          1
1


                                      10.350            744.97         85
                                       9.850            744.97
    ATLANTA          GA   30311          2            05/14/01         23
    0432888824                           05           07/01/01          0
    10008559                             O            06/01/31
    0


    4971832          U74/U56             F           95,545.00         ZZ
                                         360         95,423.25          1
                                      11.580            952.01         97
                                      11.080            952.01
    SCHUYLER         NE   68661          1            05/11/01         23
    0432890663                           05           07/01/01          0
    11010008254                          O            06/01/31
    0


    4971872          480/U57             F          321,500.00         ZZ
                                         360        319,141.54          1
                                       7.375          2,220.52         80
                                       7.125          2,220.52
    DAVIE            FL   33330          1            05/16/01         00
    0432900082                           05           07/01/01          0
    3432671                              O            06/01/31
    0


    4972094          480/U57             F          400,000.00         ZZ
                                         360        398,995.04          1
                                       8.375          3,040.29         90
                                       8.125          3,040.29
    DAVIE            FL   33330          1            05/31/01         12
    0432900108                           03           07/01/01         25
    3423118                              O            06/01/31
    0


    4975488          E22/G01             F          120,000.00         ZZ
                                         180        118,929.53          1
                                       7.750          1,129.53         80
                                       7.500          1,129.53
    HARRISBURG       PA   17111          2            06/11/01         00
    0412725939                           05           08/01/01          0
    0412725939                           O            07/01/16
    0


    4977492          W02/U56             F           86,000.00         ZZ
                                         240         85,321.90          1
                                      10.180            840.21        100
                                       9.680            840.21
    SHARPSVILLE      PA   16150          2            04/13/01         23
    0432898492                           05           05/18/01          0
1


    1000157370                           O            04/18/21
    0


    4977495          U59/U56             F           27,200.00         ZZ
                                         360         27,127.88          1
                                      10.850            255.96         80
                                      10.350            255.96
    PHILADELPHIA     PA   19140          5            03/17/01         23
    0432880276                           09           04/22/01          0
    800743987                            O            03/22/31
    0


    4977496          U59/U57             F           44,000.00         ZZ
                                         360         43,884.60          1
                                      10.900            415.71         98
                                      10.400            415.71
    GALEN            NY   14433          5            03/13/01         23
    0432882413                           05           04/19/01          0
    800775834                            O            03/19/31
    0


    4979609          E46/U57             F           31,200.00         ZZ
                                         180         31,106.28          1
                                      12.000            320.93         80
                                      11.500            320.93
    PHILADELPHIA     PA   19132          5            11/13/00         00
    0433039047                           05           01/01/01          0
    101163                               O            12/01/15
    0


    4981465          E84/U57             F          295,000.00         ZZ
                                         180        291,163.37          1
                                       6.750          2,610.48         66
                                       6.500          2,610.48
    LITTLETON        NH   03561          2            05/16/01         00
    0432881308                           05           07/01/01          0
    11402855                             O            06/01/16
    0


    4982494          N67/U57             F           63,000.00         ZZ
                                         180         62,934.50          1
                                      12.500            672.37         70
                                      11.750            672.37
    PHOENIX          AZ   85008          5            05/09/01         00
    0432888741                           05           07/01/01          0
    1560003597                           O            06/01/16
    0


1


    4982769          405/405             F          398,400.00         ZZ
                                         360        397,346.93          1
                                       8.125          2,958.11         77
                                       7.625          2,958.11
    STEVENSON RANCH  CA   91381          5            05/10/01         00
    0017298985                           03           07/01/01          0
    0017298985                           O            06/01/31
    0


    4982773          405/405             F          650,000.00         ZZ
                                         360        647,902.19          1
                                       7.125          4,379.18         75
                                       6.750          4,379.18
    FALLBROOK        CA   92028          1            05/25/01         00
    0017351339                           05           07/01/01          0
    0017351339                           O            06/01/31
    0


    4982804          405/405             F          618,750.00         ZZ
                                         360        616,895.90          1
                                       7.500          4,326.39         75
                                       6.750          4,326.39
    POWAY            CA   92064          5            05/22/01         00
    0017139742                           05           07/01/01          0
    0017139742                           O            06/01/31
    0


    4982812          405/405             F          365,000.00         ZZ
                                         360        363,821.99          1
                                       7.125          2,459.08         77
                                       6.750          2,459.08
    REDONDO BEACH    CA   90277          5            05/19/01         00
    0017388554                           05           07/01/01          0
    0017388554                           O            06/01/31
    0


    4982818          405/405             F          500,000.00         ZZ
                                         360        498,346.19          1
                                       7.000          3,326.52         76
                                       6.750          3,326.52
    DANVILLE         CA   94526          5            05/15/01         00
    0017401621                           05           07/01/01          0
    0017401621                           O            06/01/31
    0


    4982862          405/405             F          320,000.00         ZZ
                                         360        319,017.01          1
                                       7.375          2,210.16         80
                                       6.875          2,210.16
1


    SAN DIEGO        CA   92129          5            05/17/01         00
    0012203345                           05           07/01/01          0
    0012203345                           O            06/01/31
    0


    4982866          405/405             F          530,000.00         ZZ
                                         360        528,411.79          1
                                       7.500          3,705.84         74
                                       7.000          3,705.84
    HEALDSBURG       CA   95448          5            05/18/01         00
    0017091893                           05           07/01/01          0
    0017091893                           O            06/01/31
    0


    4982869          405/405             F          335,000.00         ZZ
                                         360        333,864.54          1
                                       6.875          2,200.71         80
                                       6.625          2,200.71
    STEVENSON RANCH  CA   91381          5            05/14/01         00
    0017330341                           03           07/01/01          0
    0017330341                           O            06/01/31
    0


    4982879          405/405             F          650,000.00         ZZ
                                         360        646,452.55          1
                                       7.375          4,489.39         71
                                       6.875          4,489.39
    ORANGE           CA   92867          5            05/23/01         00
    0017371709                           03           07/01/01          0
    0017371709                           O            06/01/31
    0


    4982884          405/405             F          464,000.00         ZZ
                                         360        462,609.59          1
                                       7.500          3,244.36         80
                                       7.000          3,244.36
    SAN RAFAEL       CA   94903          5            05/18/01         00
    0017399445                           05           07/01/01          0
    0017399445                           O            06/01/31
    0


    4982893          405/405             F          455,000.00         ZZ
                                         360        453,670.06          1
                                       7.625          3,220.46         76
                                       7.125          3,220.46
    SONOMA           CA   95476          5            05/22/01         00
    0017430406                           05           07/01/01          0
    0017430406                           O            06/01/31
    0
1




    4982912          405/405             F          410,000.00         ZZ
                                         360        408,801.64          1
                                       7.625          2,901.96         75
                                       7.125          2,901.96
    CARLSBAD         CA   92008          5            05/31/01         00
    0017484213                           05           07/01/01          0
    0017484213                           O            06/01/31
    0


    4984495          E84/U57             F          245,000.00         ZZ
                                         360        244,214.29          1
                                       8.500          1,883.84         77
                                       8.250          1,883.84
    ANNAPOLIS        MD   21403          5            04/27/01         23
    0432876878                           05           06/01/01          0
    67710058                             O            05/01/31
    0


    4984643          E84/U57             F          193,500.00         ZZ
                                         360        193,026.09          4
                                       8.500          1,487.85         90
                                       8.250          1,487.85
    BOISE            ID   83704          1            05/14/01         10
    0432872174                           05           07/01/01         25
    62300220                             N            06/01/31
    0


    4984781          E84/U57             F           53,200.00         ZZ
                                         360         53,096.84          1
                                       9.625            452.19         95
                                       9.375            452.19
    PRINCETON        TX   75407          1            05/17/01         23
    0432871069                           05           07/01/01          0
    32602170                             N            06/01/31
    0


    4992320          E22/G01             F          108,800.00         ZZ
                                         360        108,605.89          1
                                       8.625            846.24         80
                                       8.375            846.24
    SACRAMENTO       CA   95864          2            06/11/01         00
    0412721326                           05           08/01/01          0
    0412721326                           O            07/01/31
    0


    4992372          E84/U57             F          331,500.00         ZZ
                                         360        330,767.53          1
1


                                       9.000          2,667.32         75
                                       8.750          2,667.32
    SUPERIOR         CO   80027          5            05/18/01         00
    0432876159                           03           07/01/01          0
    32800151                             N            06/01/31
    0


    4992580          E84/U57             F          176,000.00         ZZ
                                         360        175,506.60          2
                                       9.000          1,416.14         75
                                       8.750          1,416.14
    DENVER           CO   80211          5            05/03/01         00
    0432876217                           05           06/01/01          0
    32800107                             N            05/01/31
    0


    4993167          J40/U57             F           76,000.00         ZZ
                                         360         75,883.96          1
                                       9.375            632.13         95
                                       8.875            632.13
    ELLIJAY          GA   30540          1            06/25/01         11
    0432997922                           05           08/01/01         30
    7716833                              O            07/01/31
    0


    4996271          E84/U57             F          550,000.00         ZZ
                                         360        548,310.50          1
                                       7.375          3,798.71         74
                                       7.125          3,798.71
    DILLON           CO   80435          5            05/10/01         00
    0432920841                           03           07/01/01          0
    32800092                             O            06/01/31
    0


    4996272          E45/U57             F           61,750.00         ZZ
                                         360         61,558.93          1
                                       9.625            524.87         95
                                       9.125            524.87
    CINCINNATI       OH   45227          1            06/28/01         23
    0433112661                           05           08/01/01          0
    145235                               N            07/01/31
    0


    4998498          D03/G01             F          380,000.00         ZZ
                                         360        379,148.64          1
                                       7.500          2,657.02         80
                                       7.250          2,657.02
    MENLO PARK       CA   94025          1            06/25/01         00
    0433029907                           05           08/01/01          0
1


    1101193                              O            07/01/31
    0


    5001078          T08/U57             F          113,000.00         ZZ
                                         360        112,592.00          1
                                       8.250            848.93         95
                                       8.000            848.93
    MIMS             FL   32754          2            04/30/01         01
    0432881118                           05           06/01/01         25
    21040230                             O            05/01/31
    0


    5001079          T08/U57             F          133,950.00         ZZ
                                         360        133,690.22          1
                                       9.625          1,138.56         95
                                       9.375          1,138.56
    TALLAHASSEE      FL   32312          1            06/05/01         10
    0432881076                           05           07/01/01         30
    21040359                             O            06/01/31
    0


    5001080          T08/U57             F          113,900.00         ZZ
                                         360        113,446.04          1
                                       9.000            916.47         95
                                       8.750            916.47
    ALTAMONTE SPRIN  FL   32701          1            06/01/01         23
    0432881126                           01           07/01/01          0
    21050310                             O            06/01/31
    0


    5001081          T08/U57             F           85,500.00         ZZ
                                         360         85,327.08          1
                                      11.000            814.24         90
                                      10.750            814.24
    KISSIMMEE        FL   34758          1            06/06/01         23
    0432881142                           03           08/01/01          0
    21050336                             O            07/01/31
    0


    5001082          T08/U57             F          161,500.00         ZZ
                                         360        161,229.48          1
                                      10.375          1,462.23         95
                                      10.125          1,462.23
    NAPLES           FL   34120          1            06/05/01         23
    0432881084                           05           07/01/01          0
    21050344                             O            06/01/31
    0


1


    5001083          T08/U57             F          130,950.00         T
                                         360        130,716.38          1
                                       8.625          1,018.52         90
                                       8.375          1,018.52
    ORLANDO          FL   32825          1            06/08/01         01
    0432881167                           03           08/01/01         25
    21050374                             O            07/01/31
    0


    5001084          T08/U57             F          148,200.00         ZZ
                                         360        147,904.91          1
                                       9.500          1,246.15         95
                                       9.250          1,246.15
    TAMPA            FL   33615          1            06/07/01         23
    0432881092                           05           07/01/01          0
    21050406                             O            06/01/31
    0


    5001085          T08/U57             F           68,400.00         ZZ
                                         360         68,289.84          1
                                      10.500            625.68         95
                                      10.250            625.68
    KNOX             IN   46534          1            06/05/01         23
    0432881100                           27           07/01/01          0
    21050407                             O            06/01/31
    0


    5001087          T08/U57             F          130,500.00         ZZ
                                         360        130,278.89          1
                                       8.875          1,038.32         90
                                       8.625          1,038.32
    MATLACHA         FL   33993          1            06/12/01         01
    0432881183                           05           08/01/01         25
    21060013                             O            07/01/31
    0


    5001178          Q22/U56             F           87,500.00         ZZ
                                         360         87,259.45          1
                                      11.940            896.00        100
                                      11.440            896.00
    LOS ANGELES      CA   90032          1            12/08/00         23
    0432895829                           05           02/01/01          0
    991583                               O            01/01/31
    0


    5001179          Q22/U56             F           19,138.50         ZZ
                                         180         17,094.12          1
                                      15.990            280.95         32
                                      15.490            280.95
1


    MERIDIAN         MS   39301          2            04/08/00         00
    0432895738                           05           05/26/00          0
    SHARP JR                             O            04/26/15
    0


    5001222          E22/G01             F          224,000.00         ZZ
                                         360        223,546.09          1
                                       8.000          1,643.63         80
                                       7.750          1,643.63
    CRESTWOOD        KY   40014          2            06/15/01         00
    0412615627                           05           08/01/01          0
    0412615627                           O            07/01/31
    0


    5001273          E22/G01             F          192,000.00         ZZ
                                         360        191,630.18          1
                                       8.250          1,442.43         80
                                       8.000          1,442.43
    CAMAS            WA   98607          1            06/14/01         00
    0412690877                           05           08/01/01          0
    0412690877                           O            07/01/31
    0


    5001283          E22/G01             F          275,000.00         ZZ
                                         360        274,445.96          1
                                       8.500          2,114.51         74
                                       8.250          2,114.51
    SAN JOSE         CA   95131          1            06/06/01         00
    0412694606                           01           08/01/01          0
    0412694606                           O            07/01/31
    0


    5001399          E22/G01             F          176,000.00         ZZ
                                         360        175,643.34          1
                                       8.000          1,291.43         80
                                       7.750          1,291.43
    ROCKWALL         TX   75032          1            06/20/01         00
    0412743775                           03           08/01/01          0
    0412743775                           O            07/01/31
    0


    5001406          E22/G01             F           79,200.00         ZZ
                                         360         79,055.04          1
                                       8.500            608.98         80
                                       8.250            608.98
    HOUSTON          TX   77031          1            06/22/01         00
    0412747610                           03           08/01/01          0
    0412747610                           O            07/01/31
    0
1




    5001412          E22/G01             F           54,400.00         ZZ
                                         360         54,312.48          1
                                       9.125            442.62         80
                                       8.875            442.62
    HALLANDALE       FL   33009          1            06/21/01         00
    0412751141                           08           08/01/01          0
    0412751141                           O            07/01/31
    0


    5003340          P57/G01             F          169,000.00         ZZ
                                         180        168,748.63          1
                                       9.500          1,421.05        100
                                       9.250          1,421.05
    TRAVERSE CITY    MI   49684          1            06/27/01         23
    0433071370                           05           08/01/01          0
    9911103                              O            07/01/16
    0


    5004378          R84/U56             F           36,000.00         ZZ
                                         180         35,551.51          1
                                      11.875            429.17         80
                                      11.375            429.17
    SALINE           LA   71070          5            04/05/01         00
    0432902112                           05           05/10/01          0
    1030120                              O            04/10/16
    0


    5004379          R84/U56             F           35,000.00         ZZ
                                         240         34,735.19          1
                                      10.500            349.43         41
                                      10.000            349.43
    WOODLAND         MS   39776          5            04/13/01         00
    0432902153                           05           05/18/01          0
    1030328                              O            04/18/21
    0


    5004380          K39/U56             F          123,750.00         ZZ
                                         360        123,541.69          1
                                      11.350          1,211.35         75
                                      10.850          1,211.35
    CUMMING          GA   30040          2            05/11/01         00
    0432905693                           05           06/15/01          0
    2000013079                           O            05/15/31
    0


    5004381          K39/U56             F          166,250.00         ZZ
                                         180        162,641.67          1
1


                                       7.410          1,532.67         95
                                       6.910          1,532.67
    BETHLEHEM        PA   18018          5            02/24/01         23
    0432904860                           05           04/01/01          0
    2500011090                           O            03/01/16
    0


    5004382          K39/U56             F          118,800.00         ZZ
                                         180        118,546.61          1
                                      10.250          1,064.57         90
                                       9.750          1,064.57
    CAMDEN           AR   71701          5            04/30/01         23
    0432905669                           05           06/04/01          0
    2500012808                           O            05/04/16
    0


    5004383          K39/G01             F          132,000.00         ZZ
                                         360        131,650.41          1
                                      10.100          1,168.17        100
                                       9.600          1,168.17
    PERRYVILLE       MD   21903          5            05/17/01         23
    0432904639                           05           06/22/01          0
    2500013160                           O            05/22/31
    0


    5004645          147/G01             F           51,300.00         ZZ
                                         360         51,195.15          1
                                       9.375            426.69         95
                                       9.125            426.69
    JACKSON          MS   39213          1            05/24/01         23
    0432996601                           05           07/01/01          0
    10416928                             N            06/01/31
    0


    5005160          225/U57             F          440,000.00         ZZ
                                         360        438,387.29          1
                                       7.625          3,114.30         84
                                       7.375          3,114.30
    OLYMPIA FIELDS   IL   60461          2            04/20/01         10
    0432920536                           05           06/01/01         12
    725910200                            O            05/01/31
    0


    5005414          225/U57             F          323,500.00         ZZ
                                         360        322,222.85          1
                                       7.250          2,206.84         54
                                       7.000          2,206.84
    RYE              NY   10580          2            04/06/01         00
    0432920551                           05           06/01/01          0
1


    6526687                              O            05/01/31
    0


    5005658          225/U57             F          302,575.00         ZZ
                                         360        301,320.35          1
                                       7.000          2,013.04         95
                                       6.750          2,013.04
    ATLANTA          GA   30306          1            04/18/01         14
    0432920577                           05           06/01/01         30
    6301885                              O            05/01/31
    0


    5005871          225/U57             F          360,000.00         ZZ
                                         360        358,394.27          1
                                       6.625          2,305.12         80
                                       6.375          2,305.12
    LITITZ           PA   17543          2            04/20/01         00
    0432920593                           05           06/01/01          0
    6530705                              O            05/01/31
    0


    5007665          E22/G01             F          146,400.00         ZZ
                                         180        144,991.20          1
                                       6.875          1,305.67         80
                                       6.625          1,305.67
    MIAMI            FL   33196          2            06/20/01         00
    0412688913                           03           08/01/01          0
    0412688913                           O            07/01/16
    0


    5007843          225/U57             F          600,000.00         ZZ
                                         180        589,925.26          1
                                       6.875          5,351.13         71
                                       6.625          5,351.13
    ORANGE PARK      FL   32003          5            04/20/01         00
    0432936656                           05           06/01/01          0
    6534104                              O            05/01/16
    0


    5008095          225/U57             F          352,000.00         ZZ
                                         360        350,610.35          1
                                       7.250          2,401.26         72
                                       7.000          2,401.26
    UNION HALL       VA   24176          5            04/20/01         00
    0432920627                           05           06/01/01          0
    6532732                              O            05/01/31
    0


1


    5008163          225/U57             F          343,900.00         ZZ
                                         360        342,542.30          1
                                       7.250          2,346.01         80
                                       7.000          2,346.01
    CASTRO VALLEY    CA   94552          1            04/11/01         00
    0432920643                           09           06/01/01          0
    725667700                            O            05/01/31
    0


    5008240          225/U57             F          500,000.00         T
                                         360        498,026.06          1
                                       7.250          3,410.88         79
                                       7.000          3,410.88
    EDWARDS          CO   81632          1            04/02/01         00
    0432899011                           05           06/01/01          0
    6533095                              O            05/01/31
    0


    5009372          E63/U57             F           56,900.00         ZZ
                                         180         56,749.13          1
                                      12.625            612.79         95
                                      12.125            612.79
    PHILADELPHIA     PA   19143          1            11/02/00         23
    0432888683                           05           01/01/01          0
    2000004758                           O            12/01/15
    0


    5009378          E63/U57             F           32,600.00         ZZ
                                         360         32,509.02          1
                                      11.250            316.63         80
                                      10.750            316.63
    NEW CASTLE       IN   47362          1            01/26/01         00
    0432888857                           05           03/01/01          0
    2000028529                           N            02/01/31
    0


    5009729          Q82/U56             F           80,750.00         ZZ
                                         360         80,400.91          3
                                       9.180            660.22         85
                                       8.680            660.22
    NEW BEDFORD      MA   02746          1            02/22/01         23
    0432889434                           05           03/22/01          0
    0102481779183                        N            02/22/31
    0


    5009731          Q82/U56             F           28,750.00         ZZ
                                         360         28,713.77          1
                                      13.500            329.31         42
                                      13.000            329.31
1


    HUNTINGTON       WV   25702          5            04/13/01         00
    0432889319                           05           05/17/01          0
    0103282083788                        O            04/17/31
    0


    5009732          Q82/U56             F           86,700.00         ZZ
                                         360         86,394.88          3
                                       9.510            729.66         85
                                       9.010            729.66
    CINCINNATI       OH   45216          1            03/02/01         23
    0432889483                           05           04/02/01          0
    0103460380198                        N            03/02/31
    0


    5009733          Q82/U56             F           61,200.00         ZZ
                                         360         61,005.22          3
                                       9.990            536.63         85
                                       9.490            536.63
    NEW BEDFORD      MA   02740          1            03/21/01         23
    0432889491                           05           04/21/01          0
    0103511581656                        N            03/21/31
    0


    5009735          Q82/U56             F           85,600.00         ZZ
                                         360         85,466.53          1
                                      11.700            860.78         80
                                      11.200            860.78
    DECATUR          GA   30032          2            05/02/01         00
    0432889343                           05           06/07/01          0
    0103909185328                        O            05/07/31
    0


    5009738          Q82/U56             F           85,600.00         ZZ
                                         360         85,423.16          1
                                      10.400            776.63         80
                                       9.900            776.63
    MIAMI            FL   33170          2            05/09/01         00
    0432889350                           05           06/14/01          0
    0104278785807                        O            05/14/31
    0


    5009741          Q82/U56             F           81,900.00         ZZ
                                         180         81,666.96          1
                                       9.770            704.86         90
                                       9.270            704.86
    CLEVELAND        OH   44102          5            04/25/01         23
    0432889574                           05           05/30/01          0
    0104488684702                        O            04/30/16
    0
1




    5009742          Q82/U56             F           45,900.00         ZZ
                                         360         45,795.98          1
                                      10.840            431.58         85
                                      10.340            431.58
    MEMPHIS          TN   38114          5            04/19/01         23
    0432889582                           05           05/24/01          0
    0104527284124                        O            04/24/31
    0


    5012661          E45/U57             F           49,600.00         ZZ
                                         360         49,548.37          1
                                       9.250            408.05        107
                                       8.750            408.05
    PELHAM           GA   31779          1            07/16/01         23
    0433112638                           05           09/01/01          0
    146179                               O            08/01/31
    0


    5013239          225/U57             F          382,500.00         ZZ
                                         351        380,661.45          1
                                       9.500          3,231.04         90
                                       9.250          3,231.04
    WOODSTOCK        CT   06281          2            12/13/00         10
    0432927911                           05           04/01/01         25
    7183713                              O            06/01/30
    0


    5013334          225/U57             F          560,000.00         ZZ
                                         360        557,677.91          1
                                       7.000          3,725.70         78
                                       6.750          3,725.70
    PORTLAND         OR   97229          2            04/06/01         00
    0432920692                           05           06/01/01          0
    7255094                              O            05/01/31
    0


    5014091          286/286             F          320,000.00         ZZ
                                         360        319,242.20          1
                                       7.250          2,182.97         80
                                       7.000          2,182.97
    ASBURN           VA   20147          5            06/04/01         00
    9651007                              03           08/01/01          0
    9651007                              O            07/01/31
    0


    5014092          286/286             F          379,900.00         ZZ
                                         360        378,843.87          1
1


                                       7.875          2,754.54         95
                                       7.625          2,754.54
    ELLICOTT CITY    MD   21042          1            05/17/01         11
    369917                               05           07/01/01         30
    369917                               O            06/01/31
    0


    5014093          286/286             F          660,000.00         T
                                         360        655,994.64          2
                                       7.500          4,614.82         80
                                       7.250          4,614.82
    TREASURE ISLAND  FL   33706          1            01/08/01         00
    216263                               05           03/01/01          0
    216263                               O            02/01/31
    0


    5014094          286/286             F          465,000.00         ZZ
                                         360        463,958.21          1
                                       7.500          3,251.35         75
                                       7.250          3,251.35
    ELMHURST         IL   60126          5            06/07/01         00
    261138                               05           08/01/01          0
    261138                               O            07/01/31
    0


    5014095          286/286             F          640,000.00         ZZ
                                         360        638,566.13          1
                                       7.500          4,474.98         80
                                       7.250          4,474.98
    DILLSBURG        PA   17019          2            06/06/01         00
    396646                               05           08/01/01          0
    396646                               O            07/01/31
    0


    5014096          286/286             F          221,000.00         ZZ
                                         360        218,998.17          1
                                       7.375          1,526.40         84
                                       7.125          1,526.40
    CHARLOTTE        NC   28227          2            03/23/01         01
    301846                               03           05/01/01         12
    301846                               O            04/01/31
    0


    5014097          286/286             F          315,000.00         ZZ
                                         360        314,201.52          1
                                       6.875          2,069.33         82
                                       6.625          2,069.33
    GROSSE ILE       MI   48138          5            06/07/01         23
    383557                               05           08/01/01          0
1


    383557                               O            07/01/31
    0


    5014098          286/286             F          520,000.00         ZZ
                                         300        517,606.65          1
                                       7.500          3,842.76         69
                                       7.250          3,842.76
    WESTWOOD         MA   02090          5            05/10/01         00
    282684                               05           07/01/01          0
    282684                               O            06/01/26
    0


    5014099          286/286             F          354,650.00         ZZ
                                         360        353,870.70          1
                                       7.875          2,571.46         85
                                       7.625          2,571.46
    PHOENIX          MD   21131          2            06/04/01         01
    334721                               05           08/01/01         25
    334721                               O            07/01/31
    0


    5014101          286/286             F          382,000.00         ZZ
                                         360        380,853.65          1
                                       7.500          2,671.00         80
                                       7.250          2,671.00
    CENTREVILLE      VA   20120          5            05/24/01         00
    377991                               03           07/01/01          0
    377991                               O            06/01/31
    0


    5014102          286/286             F          287,492.00         ZZ
                                         360        285,831.55          1
                                       7.750          2,059.63         95
                                       7.500          2,059.63
    FAIRBURN         GA   30213          1            01/12/01         12
    9981675                              03           03/01/01         30
    9981675                              O            02/01/31
    0


    5014103          286/286             F          440,000.00         ZZ
                                         360        439,194.67          1
                                       8.500          3,383.22         64
                                       8.250          3,383.22
    WILMETTE         IL   60091          2            06/04/01         00
    380111                               05           08/01/01          0
    380111                               O            07/01/31
    0


1


    5014104          286/286             F          476,000.00         ZZ
                                         360        474,643.08          1
                                       7.750          3,410.13         80
                                       7.500          3,410.13
    SCOTTSDALE       AZ   85259          5            05/31/01         00
    431639                               03           07/01/01          0
    431639                               O            06/01/31
    0


    5014105          286/286             F          401,250.00         ZZ
                                         360        400,209.00          1
                                       7.500          2,805.60         77
                                       7.250          2,805.60
    ARVADA           CO   80007          5            06/06/01         00
    378445                               05           08/01/01          0
    378445                               O            07/01/31
    0


    5014106          286/286             F          372,000.00         ZZ
                                         360        371,133.77          1
                                       7.625          2,633.00         80
                                       7.375          2,633.00
    ROSLYN HEIGHTS   NY   11577          5            06/07/01         00
    405987                               05           08/01/01          0
    405987                               O            07/01/31
    0


    5014109          286/286             F          443,000.00         ZZ
                                         360        441,982.48          1
                                       7.375          3,059.70         57
                                       7.125          3,059.70
    BERNARDSVILLE    NJ   07924          5            06/07/01         00
    334534                               05           08/01/01          0
    334534                               O            07/01/31
    0


    5014110          286/286             F          468,000.00         ZZ
                                         360        466,665.91          1
                                       7.750          3,352.81        100
                                       7.500          3,352.81
    KODIAK           AK   99615          2            05/29/01         23
    9848805                              05           07/01/01          0
    9848805                              O            06/01/31
    0


    5014111          286/286             F          309,400.00         T
                                         360        308,561.25          1
                                       8.000          2,270.27         65
                                       7.750          2,270.27
1


    TAHOE CITY       CA   96145          2            05/30/01         00
    9847414                              05           07/01/01          0
    9847414                              O            06/01/31
    0


    5014113          286/286             F          461,000.00         ZZ
                                         360        459,718.42          1
                                       7.875          3,342.57         74
                                       7.625          3,342.57
    GLENDALE         CA   91202          2            05/09/01         00
    9845035                              05           07/01/01          0
    9845035                              O            06/01/31
    0


    5014114          286/286             F          630,500.00         ZZ
                                         360        629,222.34          1
                                       8.000          4,626.39         65
                                       7.750          4,626.39
    CLAREDON HILLS   IL   60514          2            06/07/01         00
    9855693                              05           08/01/01          0
    9855693                              O            07/01/31
    0


    5014115          286/286             F          293,000.00         ZZ
                                         360        292,054.38          1
                                       7.125          1,974.00         78
                                       6.875          1,974.00
    BRENTWOOD        CA   94513          2            05/29/01         00
    9853723                              05           07/01/01          0
    9853723                              O            06/01/31
    0


    5014116          286/286             F          483,000.00         ZZ
                                         360        481,516.31          1
                                       7.375          3,335.96         80
                                       7.125          3,335.96
    MILPITAS         CA   95035          5            05/23/01         00
    9845897                              03           07/01/01          0
    9845897                              O            06/01/31
    0


    5014117          286/286             F          440,000.00         ZZ
                                         360        438,776.78          1
                                       7.875          3,190.31         74
                                       7.625          3,190.31
    PLEASANT HILL    CA   94523          2            05/25/01         00
    9846186                              05           07/01/01          0
    9846186                              O            06/01/31
    0
1




    5014118          286/286             F          280,000.00         ZZ
                                         360        279,160.97          1
                                       7.500          1,957.80         80
                                       7.250          1,957.80
    NAPLES           FL   34104          1            06/04/01         00
    9846947                              03           07/01/01          0
    9846947                              O            06/01/31
    0


    5014119          286/286             F          315,000.00         ZZ
                                         360        314,079.32          1
                                       7.625          2,229.55         79
                                       7.375          2,229.55
    LIVERMORE        CA   94550          5            05/29/01         00
    9838960                              05           07/01/01          0
    9838960                              O            06/01/31
    0


    5014120          286/286             F          252,000.00         ZZ
                                         360        251,476.32          1
                                       7.875          1,827.17         77
                                       7.625          1,827.17
    NEWCASTLE        CA   95658          5            06/01/01         00
    9842119                              05           08/01/01          0
    9842119                              O            07/01/31
    0


    5014121          286/286             F          202,100.00         ZZ
                                         360        201,710.72          1
                                       8.250          1,518.31         80
                                       8.000          1,518.31
    LINCOLN          CA   95648          1            06/04/01         00
    9851620                              05           08/01/01          0
    9851620                              O            07/01/31
    0


    5014122          286/286             F           90,000.00         ZZ
                                         360         89,544.79          1
                                       7.750            644.77         72
                                       7.500            644.77
    RISING SUN       MD   21911          5            05/31/01         00
    9835583                              05           07/01/01          0
    9835583                              O            06/01/31
    0


    5014123          286/286             F        1,000,000.00         ZZ
                                         360        997,220.02          1
1


                                       7.875          7,250.69         50
                                       7.625          7,250.69
    SAN JOSE         CA   95138          5            05/30/01         00
    9846143                              05           07/01/01          0
    9846143                              O            06/01/31
    0


    5016108          E22/G01             F           96,000.00         ZZ
                                         180         95,115.20          1
                                       7.375            883.13         80
                                       7.125            883.13
    MIDDLEBURGH      NY   12122          2            06/21/01         00
    0412743510                           05           08/01/01          0
    0412743510                           O            07/01/16
    0


    5016604          K10/U56             F           30,000.00         ZZ
                                         180         29,494.10          1
                                      11.820            356.59         75
                                      11.320            356.59
    MYRTLE           MS   38650          5            01/17/01         00
    0432894509                           27           03/01/01          0
    2013024                              O            02/01/16
    0


    5016605          K10/U56             F           24,000.00         ZZ
                                         180         23,920.09          1
                                      12.500            256.14         80
                                      12.000            256.14
    POMPANO BEACH    FL   33064          1            11/11/00         00
    0432894525                           01           12/11/00          0
    2013028                              O            11/11/15
    0


    5016615          K10/U56             F           73,800.00         ZZ
                                         360         73,650.96          1
                                      12.100            764.81         85
                                      11.600            764.81
    WILKESBORO       NC   28697          5            02/26/01         23
    0432894426                           05           04/01/01          0
    2013183                              O            03/01/31
    0


    5018583          R54/U57             F           42,500.00         ZZ
                                         360         42,345.21          1
                                      11.990            436.83         85
                                      11.490            436.83
    GORDON           AL   36343          5            03/14/01         23
    0432902666                           27           05/01/01          0
1


    1000000435                           O            04/01/31
    0


    5018584          W42/U56             F           96,000.00         ZZ
                                         180         93,983.67          1
                                       9.375            995.23         80
                                       8.875            995.23
    VAN BUREN        IN   46991          2            02/02/01         00
    0432902237                           05           03/07/01          0
    1071009                              O            02/07/16
    0


    5018585          W42/U56             F           74,800.00         ZZ
                                         360         74,579.12          1
                                      10.990            711.78         85
                                      10.490            711.78
    ATLANTA          GA   30318          2            02/14/01         23
    0432902229                           05           03/20/01          0
    JOHNSON                              O            02/20/31
    0


    5018586          Q87/U56             F           67,500.00         ZZ
                                         360         67,360.71          1
                                      12.000            694.31         69
                                      11.500            694.31
    PALESTINE        TX   75801          5            02/28/01         00
    0432904985                           05           04/05/01          0
    SCLA01                               O            03/05/31
    0


    5019245          Q72/W60             F           42,750.00         ZZ
                                         180         42,405.05          1
                                      12.800            466.23         75
                                      12.300            466.23
    WICHITA          KS   67208          5            05/25/99         00
    7900962                              05           07/01/99          0
    1259621                              O            06/01/14
    0


    5025017          286/286             F        1,200,000.00         ZZ
                                         360      1,186,636.02          1
                                       7.875          8,700.84         80
                                       7.625          8,700.84
    FRANKLIN         MI   48025          5            05/24/01         00
    359021                               05           07/01/01          0
    359021                               O            06/01/31
    0


1


    5025018          286/286             F        1,395,000.00         ZZ
                                         360      1,388,471.74          1
                                       6.750          9,047.95         78
                                       6.500          9,047.95
    BETHESDA         MD   20814          2            04/13/01         00
    9650801                              05           06/01/01          0
    9650801                              O            05/01/31
    0


    5025019          286/286             F        1,330,000.00         ZZ
                                         360      1,323,833.74          1
                                       7.375          9,185.99         61
                                       7.125          9,185.99
    BLOOMFIELD HILL  MI   48304          2            04/03/01         00
    306993                               05           05/01/01          0
    306993                               O            04/01/31
    0


    5025020          286/286             F        1,435,000.00         ZZ
                                         360      1,432,235.92          1
                                       8.250         10,780.68         70
                                       8.000         10,780.68
    COLTS NECK       NJ   07722          1            06/06/01         00
    178867                               05           08/01/01          0
    178867                               O            07/01/31
    0


    5025021          286/286             F        1,173,000.00         ZZ
                                         360      1,168,806.71          1
                                       7.750          8,403.52         74
                                       7.500          8,403.52
    NORTHBROOK       IL   60062          2            04/17/01         00
    281841                               05           06/01/01          0
    281841                               O            05/01/31
    0


    5025022          286/286             F        1,148,000.00         T
                                         360      1,144,644.59          1
                                       7.625          8,125.48         77
                                       7.375          8,125.48
    MARCO ISLAND     FL   34145          2            05/04/01         00
    275140                               05           07/01/01          0
    275140                               O            06/01/31
    0


    5025023          286/286             F        1,300,000.00         T
                                         360      1,297,087.50          1
                                       7.500          9,089.79         77
                                       7.250          9,089.79
1


    WASHINGTON       DC   20007          1            06/06/01         00
    402803                               05           08/01/01          0
    402803                               O            07/01/31
    0


    5025024          286/286             F        1,500,000.00         ZZ
                                         360      1,495,829.98          1
                                       7.875         10,876.05         66
                                       7.625         10,876.05
    BIRMINGHAM       MI   48009          5            05/17/01         00
    223771                               05           07/01/01          0
    223771                               O            06/01/31
    0


    5025273          D03/D03             F          357,600.00         ZZ
                                         360        357,067.56          1
                                       7.500          2,500.39         80
                                       7.250          2,500.39
    SANTA CLARA      CA   95054          1            07/19/01         00
    1102881                              01           09/01/01          0
    1102881                              O            08/01/31
    0


    5029203          G75/G75             F          336,000.00         ZZ
                                         360        334,768.49          1
                                       7.625          2,378.19         74
                                       7.375          2,378.19
    VIRGINIA BEACH   VA   23451          2            04/13/01         00
    04262250                             05           06/01/01          0
    04262250                             O            05/01/31
    0


    5029236          G75/G75             F           29,700.00         ZZ
                                         360         29,634.35          1
                                       9.000            238.98         90
                                       8.750            238.98
    LANDOVER         MD   20785          1            05/25/01         14
    04337451                             01           07/01/01         25
    04337451                             N            06/01/31
    0


    5029237          G75/G75             F          114,000.00         ZZ
                                         360        113,658.37          4
                                       7.500            797.11         95
                                       7.250            797.11
    WHITING          IN   46394          1            05/18/01         01
    04351766                             05           07/01/01         30
    04351766                             O            06/01/31
    0
1




    5029238          G75/G75             F           37,800.00         ZZ
                                         360         37,714.27          3
                                       8.875            300.76         90
                                       8.625            300.76
    SUFFOLK          VA   23434          1            05/25/01         14
    04287240                             05           07/01/01         25
    04287240                             N            06/01/31
    0


    5029608          696/G01             F          360,000.00         ZZ
                                         360        359,251.86          1
                                       7.875          2,610.25         80
                                       7.625          2,610.25
    ARLINGTON        VA   22205          1            06/25/01         00
    0432915817                           05           08/01/01          0
    24400096                             O            07/01/31
    0


    5029611          696/G01             F          256,000.00         ZZ
                                         360        255,519.33          1
                                       8.375          1,945.78         80
                                       8.125          1,945.78
    HERNDON          VA   20170          1            06/20/01         00
    0432911980                           03           08/01/01          0
    21701146                             O            07/01/31
    0


    5029713          225/U57             F          636,400.00         ZZ
                                         360        633,887.56          1
                                       7.250          4,341.37         80
                                       7.000          4,341.37
    NEWPORT          RI   02840          1            04/13/01         00
    0432914141                           05           06/01/01          0
    6531950                              O            05/01/31
    0


    5031083          147/G01             F           80,250.00         ZZ
                                         360         80,124.21          1
                                       9.250            660.20        107
                                       9.000            660.20
    WASHINGTON       PA   15301          1            06/29/01         23
    0433161783                           05           08/01/01          0
    1SANDERS                             O            07/01/31
    0


    5033890          E22/G01             F          252,000.00         ZZ
                                         360        251,462.97          1
1


                                       7.750          1,805.36         80
                                       7.500          1,805.36
    REDONDO BEACH    CA   90278          1            06/26/01         00
    0412763997                           01           08/01/01          0
    0412763997                           O            07/01/31
    0


    5036965          994/X14             F          592,500.00         ZZ
                                         360        590,634.38          1
                                       7.250          4,041.89         75
                                       7.000          4,041.89
    GOLDEN VALLEY    MN   55422          5            05/22/01         00
    0218138349                           05           07/01/01          0
    0218138349                           O            06/01/31
    0


    5036972          994/X14             F          420,000.00         ZZ
                                         360        418,677.52          1
                                       7.250          2,865.14         76
                                       7.000          2,865.14
    SAN MATEO        CA   94401          2            05/16/01         00
    0218176992                           01           07/01/01          0
    0218176992                           O            06/01/31
    0


    5037131          994/X14             F          438,750.00         ZZ
                                         360        437,141.89          1
                                       7.625          3,105.45         80
                                       7.375          3,105.45
    TWP OF MONTGOME  NJ   08558          5            04/20/01         00
    0402654285                           03           06/01/01          0
    0402654285                           O            05/01/31
    0


    5037151          994/X14             F          299,100.00         ZZ
                                         360        298,247.37          1
                                       7.750          2,142.79         93
                                       7.500          2,142.79
    NEWBURYPORT      MA   01950          1            05/31/01         11
    1000302750                           05           07/01/01         30
    1000302750                           O            06/01/31
    0


    5037718          940/G01             F          206,800.00         ZZ
                                         360        206,507.14          1
                                       7.750          1,481.54         80
                                       7.500          1,481.54
    LAKEWOOD         CA   90713          1            07/03/01         00
    0432991743                           05           09/01/01          0
1


    40010555                             O            08/01/31
    0


    5039522          U77/U57             F           67,500.00         ZZ
                                         180         67,412.12          1
                                      10.130            598.86         90
                                       9.630            598.86
    CHARLOTTE        NC   28216          1            06/27/01         23
    0432905743                           05           08/01/01          0
    3712                                 N            07/01/16
    0


    5039552          225/U57             F          292,000.00         ZZ
                                         360        290,725.01          1
                                       7.000          1,942.69         80
                                       6.750          1,942.69
    DENVER           CO   80218          1            04/16/01         00
    0432920700                           05           06/01/01          0
    007255929                            O            05/01/31
    0


    5040403          Q64/U57             F           72,800.00         ZZ
                                         360         72,662.46          4
                                       9.750            625.47         80
                                       9.500            625.47
    JACKSONVILLE     FL   32204          5            06/01/01         00
    0432910792                           05           07/01/01          0
    0101778306                           N            06/01/31
    0


    5041729          N74/U56             F           61,200.00         ZZ
                                         360         61,111.31          1
                                      10.990            582.36         80
                                      10.490            582.36
    DANVILLE         VA   24540          5            05/25/01         00
    0432925022                           05           07/01/01          0
    5346477                              N            06/01/31
    0


    5042497          N74/U56             F           60,000.00         ZZ
                                         360         59,821.72          1
                                       9.400            500.14         80
                                       8.900            500.14
    CHESNEE          SC   29323          1            05/09/01         00
    0432925030                           27           06/09/01          0
    5422612                              O            05/09/31
    0


1


    5047004          N74/U56             F           79,050.00         ZZ
                                         360         78,856.59          1
                                       9.600            670.47         81
                                       9.100            670.47
    ENNICE           NC   28623          5            05/02/01         23
    0432924991                           27           06/07/01          0
    5064154                              O            05/07/31
    0


    5047831          E86/U57             F          396,000.00         ZZ
                                         360        394,783.57          1
                                       7.375          2,735.07         82
                                       7.125          2,735.07
    LITLE NECK       NY   11362          5            05/24/01         23
    0433018884                           05           07/01/01          0
    1                                    O            06/01/31
    0


    5050405          F97/F97             F          319,000.00         ZZ
                                         360        317,808.74          1
                                       6.375          1,990.14         51
                                       6.125          1,990.14
    CHICAGO          IL   60605          2            05/07/01         00
    8000080605                           05           07/01/01          0
    8000080605                           O            06/01/31
    0


    5053921          E22/G01             F          134,000.00         ZZ
                                         360        133,721.54          1
                                       7.875            971.59         80
                                       7.625            971.59
    SACRAMENTO       CA   95827          1            06/27/01         00
    0412758039                           05           08/01/01          0
    0412758039                           O            07/01/31
    0


    5053963          E22/G01             F          200,000.00         ZZ
                                         360        199,551.92          1
                                       7.500          1,398.43         77
                                       7.250          1,398.43
    RICHARDSON       TX   75081          1            06/29/01         00
    0412775272                           05           08/01/01          0
    0412775272                           O            07/01/31
    0


    5055173          N74/U56             F           55,250.00         ZZ
                                         360         55,149.68          1
                                      11.000            526.16         85
                                      10.500            526.16
1


    RUSTBURG         VA   24588          5            04/30/01         23
    0432925048                           05           06/04/01          0
    50522129                             O            05/04/31
    0


    5055185          F97/F97             F          356,000.00         ZZ
                                         360        354,349.53          1
                                       7.375          2,458.80         79
                                       7.125          2,458.80
    WILLOW SPRINGS   IL   60480          1            03/16/01         00
    8000074567                           05           05/01/01          0
    8000074567                           O            04/01/31
    0


    5055218          623/985             F          650,000.00         ZZ
                                         360        647,381.73          1
                                       7.625          4,600.66         73
                                       7.375          4,600.66
    ADA              MI   49301          2            04/30/01         00
    201667136                            05           06/01/01          0
    5329553                              O            05/01/31
    0


    5055286          F97/F97             F          418,500.00         ZZ
                                         360        416,409.57          1
                                       7.500          2,926.21         90
                                       7.250          2,926.21
    GURNEE           IL   60031          1            05/01/01         12
    8000083710                           05           06/01/01         25
    8000083710                           O            05/01/31
    0


    5055600          F97/F97             F          486,400.00         ZZ
                                         360        484,539.46          3
                                       6.250          2,994.85         75
                                       6.000          2,994.85
    CHICAGO          IL   60622          5            04/10/01         00
    8000080826                           05           07/01/01          0
    8000080826                           O            06/01/31
    0


    5069772          S02/U57             F          113,050.00         ZZ
                                         360        112,834.37          1
                                      15.375          1,463.41         95
                                      15.000          1,463.41
    POMPANO BEACH    FL   33064          1            01/29/01         23
    0432920411                           05           03/01/01          0
    1101336                              O            02/01/31
    0
1




    5069773          S02/U57             F           75,000.00         ZZ
                                         360         74,791.21          1
                                       9.875            651.26         67
                                       9.250            651.26
    HOLLYWOOD        FL   33021          5            03/14/01         00
    0432920437                           05           05/01/01          0
    1102043                              O            04/01/31
    0


    5069774          S02/U57             F           55,950.00         ZZ
                                         360         55,840.10          1
                                      11.500            554.07         95
                                      11.250            554.07
    PORT SAINT LUCI  FL   34983          1            03/30/01         23
    0432920460                           05           05/01/01          0
    1103113                              O            04/01/31
    0


    5069775          R54/U57             F           20,000.00         ZZ
                                         120         19,355.03          1
                                      11.500            281.19         45
                                       8.375            281.19
    WALNUT           MS   38683          5            02/23/01         00
    0432920924                           05           04/01/01          0
    2000001475                           O            03/01/11
    0


    5069776          R54/U57             F           42,700.00         ZZ
                                         240         42,447.40          1
                                      12.375            481.37         70
                                      11.125            481.37
    BILOXI           MS   39532          5            03/23/01         00
    0432921070                           27           05/01/01          0
    2000001556                           O            04/01/21
    0


    5069778          R54/U57             F           29,400.00         ZZ
                                         180         28,905.24          1
                                      10.575            326.36         62
                                       8.825            326.36
    ANNISTON         AL   36201          5            02/09/01         00
    0432947950                           05           04/01/01          0
    3000000364                           O            03/01/16
    0


    5069779          M18/U57             F          203,400.00         ZZ
                                         360        189,632.02          1
1


                                       7.750          1,457.18         90
                                       7.500          1,457.18
    GARDEN GROVE     CA   92682          1            05/11/01         04
    0432955888                           05           07/01/01         25
    980101169                            O            06/01/31
    0


    5069800          076/076             F          108,500.00         ZZ
                                         360        108,112.12          3
                                       7.750            777.31         73
                                       7.500            777.31
    LAWRENCE         MA   01841          5            04/09/01         00
    4313423                              05           06/01/01          0
    4313423                              O            05/01/31
    0


    5069801          076/076             F          412,500.00         ZZ
                                         360        411,232.69          4
                                       8.500          3,171.77         85
                                       8.250          3,171.77
    AUSTIN           TX   78746          2            05/04/01         10
    4627985                              05           06/01/01         12
    4627985                              N            05/01/31
    0


    5069802          076/076             F          304,000.00         ZZ
                                         360        303,196.46          1
                                       8.125          2,257.19         80
                                       7.875          2,257.19
    CORONA           CA   92879          5            05/14/01         00
    4851883                              05           07/01/01          0
    4851883                              O            06/01/31
    0


    5069833          076/076             F          393,750.00         ZZ
                                         180        388,843.78          1
                                       7.250          3,594.40         75
                                       7.000          3,594.40
    HAWTHORN WOODS   IL   60047          5            05/11/01         00
    4703324                              05           07/01/01          0
    4703324                              O            06/01/16
    0


    5073363          Q72/W10             F           28,650.00         ZZ
                                         180         26,610.96          1
                                      10.990            272.63         31
                                      10.490            272.63
    COLDEN           NY   14033          5            12/24/99         00
    0002048676                           05           02/01/00          0
1


    10309718                             O            01/01/15
    0


    5073381          Q72/W60             F           54,000.00         ZZ
                                         360         53,864.80          1
                                      11.750            545.08         75
                                      11.250            545.08
    YORK             SC   29745          5            01/26/01         00
    7902919                              05           03/01/01          0
    7006137                              O            02/01/31
    0


    5073646          A06/U57             F          510,000.00         ZZ
                                         360        508,392.75          1
                                       8.375          3,876.37         75
                                       8.125          3,876.37
    FARMINGTON HILL  MI   48331          1            04/27/01         00
    0432923563                           05           06/01/01          0
    20106387                             O            05/01/31
    0


    5075616          405/405             F          448,000.00         ZZ
                                         360        446,438.04          1
                                       7.875          3,248.32         80
                                       7.375          3,248.32
    PHOENIX          AZ   85048          1            04/27/01         00
    0012186219                           03           06/01/01          0
    0012186219                           O            05/01/31
    0


    5075620          405/405             F          453,500.00         ZZ
                                         360        452,239.27          1
                                       7.875          3,288.19         79
                                       7.375          3,288.19
    AUBURN           CA   95602          2            05/10/01         00
    0012205977                           03           07/01/01          0
    0012205977                           O            06/01/31
    0


    5075627          405/405             F          458,800.00         ZZ
                                         360        457,719.79          1
                                       7.250          3,129.82         80
                                       7.000          3,129.82
    CORNELIUS        NC   28031          5            06/07/01         00
    0012264545                           03           08/01/01          0
    0012264545                           O            07/01/31
    0


1


    5075672          405/405             F          492,000.00         ZZ
                                         360        490,977.52          1
                                       7.875          3,567.35         80
                                       7.375          3,567.35
    OAKLAND          CA   94611          1            06/19/01         00
    0017544644                           05           08/01/01          0
    0017544644                           O            07/01/31
    0


    5075679          405/405             F          420,000.00         ZZ
                                         360        419,011.13          1
                                       7.250          2,865.14         80
                                       7.000          2,865.14
    LOS GATOS        CA   95033          1            06/21/01         00
    0017563602                           05           08/01/01          0
    0017563602                           O            07/01/31
    0


    5075863          405/405             F          635,650.00         ZZ
                                         360        633,697.38          1
                                       7.375          4,390.28         75
                                       6.875          4,390.28
    DENVER           CO   80220          1            05/30/01         00
    0012134516                           05           07/01/01          0
    0012134516                           O            06/01/31
    0


    5075903          405/405             F          456,000.00         ZZ
                                         360        454,978.38          1
                                       7.500          3,188.42         80
                                       7.000          3,188.42
    CARLSBAD         CA   92008          5            06/07/01         00
    0017424490                           05           08/01/01          0
    0017424490                           O            07/01/31
    0


    5075921          405/405             F          440,000.00         ZZ
                                         360        438,989.41          1
                                       7.375          3,038.97         80
                                       6.875          3,038.97
    CLOVERDALE       CA   95425          5            06/13/01         00
    0017455148                           05           08/01/01          0
    0017455148                           O            07/01/31
    0


    5075928          405/405             F          410,000.00         ZZ
                                         360        408,948.98          1
                                       7.750          2,937.29         72
                                       7.250          2,937.29
1


    AGOURA HILLS     CA   91301          5            06/05/01         00
    0017468984                           05           08/01/01          0
    0017468984                           O            07/01/31
    0


    5075947          405/405             F          484,000.00         ZZ
                                         360        482,994.15          1
                                       7.875          3,509.34         80
                                       7.375          3,509.34
    LOS ANGELES      CA   90034          5            06/06/01         00
    0017506155                           05           08/01/01          0
    0017506155                           O            07/01/31
    0


    5075964          405/405             F          400,000.00         ZZ
                                         360        399,147.56          1
                                       7.750          2,865.65         69
                                       7.250          2,865.65
    SAN JOSE         CA   95125          1            06/14/01         00
    0017550401                           03           08/01/01          0
    0017550401                           N            07/01/31
    0


    5077360          E22/G01             F          316,450.00         ZZ
                                         360        315,870.79          1
                                       8.500          2,433.23         80
                                       8.250          2,433.23
    ANTIOCH          CA   94509          1            06/29/01         00
    0412596892                           05           08/01/01          0
    0412596892                           O            07/01/31
    0


    5077418          E22/G01             F          260,000.00         ZZ
                                         360        259,473.13          1
                                       8.000          1,907.79         80
                                       7.750          1,907.79
    ELK GROVE        CA   95624          2            06/28/01         00
    0412767345                           05           08/01/01          0
    0412767345                           O            07/01/31
    0


    5078166          K39/U57             F           97,000.00         ZZ
                                         360         96,790.81          1
                                      10.500            887.30         77
                                      10.000            887.30
    LOGANVILLE       GA   30052          5            04/26/01         00
    0433030475                           05           06/01/01          0
    2500012642                           O            05/01/31
    0
1




    5078167          K39/U56             F          116,800.00         ZZ
                                         360        116,458.14          1
                                      10.500          1,068.42         80
                                      10.000          1,068.42
    JACKSONVILLE     FL   32218          5            05/05/01         00
    0433037272                           05           06/10/01          0
    2500012981                           O            05/10/31
    0


    5078169          K15/U57             F           66,400.00         ZZ
                                         360         66,275.96          1
                                      10.869            625.78         80
                                      10.369            625.78
    BUFFALO          NY   14206          5            04/03/01         00
    0432931541                           05           06/01/01          0
    779                                  O            05/01/31
    0


    5078465          665/U57             F          160,000.00         ZZ
                                         360        159,762.02          2
                                       9.500          1,345.37         80
                                       9.250          1,345.37
    PASSAIC          NJ   07055          1            06/18/01         00
    0432963163                           05           08/01/01          0
    88101741                             O            07/01/31
    0


    5078569          665/U57             F          133,500.00         ZZ
                                         360        133,306.58          4
                                       9.625          1,134.74         80
                                       9.375          1,134.74
    ST PAUL          MN   55104          1            06/14/01         00
    0432963692                           05           08/01/01          0
    88101891                             N            07/01/31
    0


    5078718          665/U57             F          493,000.00         ZZ
                                         360        491,729.52          1
                                       8.250          3,703.74         85
                                       8.000          3,703.74
    STOCKTON         CA   95219          5            05/24/01         01
    0432963130                           03           07/01/01         12
    88101720                             O            06/01/31
    0


    5078826          665/U57             F          190,400.00         ZZ
                                         360        190,116.79          1
1


                                       9.500          1,600.99         80
                                       9.250          1,600.99
    LATHROP          CA   95330          1            06/15/01         00
    0432963734                           05           08/01/01          0
    88102005                             O            07/01/31
    0


    5079028          665/U57             F          360,200.00         ZZ
                                         360        359,635.45          1
                                       9.250          2,963.28         90
                                       9.000          2,963.28
    SALINAS          CA   93906          1            06/06/01         10
    0432963304                           05           08/01/01         25
    88101687                             O            07/01/31
    0


    5079187          665/U57             F          135,000.00         ZZ
                                         360        134,752.92          1
                                       8.500          1,038.03         60
                                       8.250          1,038.03
    DALY CITY        CA   94015          1            06/08/01         00
    0432963429                           01           08/01/01          0
    88102067                             O            07/01/31
    0


    5079363          665/U57             F           72,000.00         ZZ
                                         360         71,898.41          2
                                       9.750            618.59         80
                                       9.500            618.59
    RIVERDALE        IL   60827          1            06/13/01         00
    0432963494                           05           08/01/01          0
    88101846                             N            07/01/31
    0


    5079613          665/U57             F          208,000.00         ZZ
                                         360        207,638.36          1
                                       8.750          1,636.34         80
                                       8.500          1,636.34
    VALLEJO          CA   94591          1            06/08/01         00
    0432963726                           05           08/01/01          0
    88101929                             O            07/01/31
    0


    5079854          665/U57             F          322,500.00         ZZ
                                         360        321,710.16          1
                                       8.500          2,479.75         75
                                       8.250          2,479.75
    SUNNYVALE        CA   94085          1            05/30/01         00
    0432963460                           05           07/01/01          0
1


    88101956                             O            06/01/31
    0


    5080349          665/U57             F          206,250.00         ZZ
                                         360        205,943.24          1
                                       9.500          1,734.26         75
                                       9.250          1,734.26
    OAKLAND          CA   94619          5            06/08/01         00
    0432963080                           05           08/01/01          0
    88102070                             N            07/01/31
    0


    5080522          665/U57             F          349,600.00         ZZ
                                         360        349,119.57          4
                                       9.875          3,035.75         80
                                       9.625          3,035.75
    ANAHEIM          CA   92802          1            06/05/01         00
    0432963742                           05           08/01/01          0
    88101945                             N            07/01/31
    0


    5080663          665/U57             F          629,300.00         ZZ
                                         360        628,205.88          1
                                       8.750          4,950.71         72
                                       8.500          4,950.71
    SANTA ROSA       CA   95404          1            06/05/01         00
    0432963221                           03           08/01/01          0
    88101860                             O            07/01/31
    0


    5081520          665/U57             F          149,600.00         ZZ
                                         360        149,319.08          2
                                       8.375          1,137.07         80
                                       8.125          1,137.07
    WHITMORE LAKE    MI   48189          1            06/22/01         00
    0432963718                           05           08/01/01          0
    88101874                             O            07/01/31
    0


    5081842          665/U57             F          273,000.00         ZZ
                                         360        272,499.33          1
                                       8.500          2,099.13         70
                                       8.250          2,099.13
    BIRMINGHAM       MI   48009          1            06/25/01         00
    0432963056                           05           08/01/01          0
    88102114                             O            07/01/31
    0


1


    5083994          147/U56             F          162,000.00         ZZ
                                         360        161,703.16          1
                                       8.875          1,288.95         90
                                       8.375          1,288.95
    KENT             WA   98042          5            06/12/01         23
    0432960946                           05           08/01/01          0
    10420498                             O            07/01/31
    0


    5084076          147/U56             F           69,750.00         ZZ
                                         360         69,646.25          1
                                       9.500            586.50         75
                                       9.000            586.50
    PHOENIX          AZ   85050          5            06/27/01         00
    0432974715                           27           08/01/01          0
    10422033                             O            07/01/31
    0


    5084097          147/U56             F           42,000.00         ZZ
                                         360         41,944.99          1
                                      13.250            472.83         70
                                      12.750            472.83
    SLIDELL          LA   70458          5            06/06/01         00
    0432937795                           05           08/01/01          0
    10422277                             N            07/01/31
    0


    5084112          147/U56             F           66,000.00         ZZ
                                         360         65,836.42          1
                                       6.990            438.66         53
                                       6.490            438.66
    DENVER           CO   80219          5            06/04/01         00
    0432959278                           05           08/01/01          0
    10422415                             O            07/01/31
    0


    5084144          147/U57             F           83,200.00         ZZ
                                         360         83,109.67          1
                                      10.990            791.71         85
                                      10.490            791.71
    PHOENIX          AZ   85035          1            06/04/01         23
    0432946051                           05           08/01/01          0
    10422715                             O            07/01/31
    0


    5084162          147/U56             F          204,000.00         ZZ
                                         360        203,813.09          2
                                      11.750          2,059.20         80
                                      11.250          2,059.20
1


    SPRINGFIELD      NY   11434          1            06/27/01         00
    0432962819                           05           08/01/01          0
    10422894                             O            07/01/31
    0


    5084163          147/U56             F          441,000.00         ZZ
                                         360        440,308.83          1
                                       9.250          3,628.00         89
                                       8.750          3,628.00
    SAN FRANCISCO    CA   94112          5            06/08/01         23
    0432955797                           05           08/01/01          0
    10422908                             O            07/01/31
    0


    5084189          147/U56             F           49,500.00         ZZ
                                         360         49,461.58          1
                                      12.500            528.30         90
                                      12.000            528.30
    HAMMOND          LA   70403          5            06/04/01         23
    0432943025                           05           08/01/01          0
    10423067                             O            07/01/31
    0


    5084227          147/U57             F          135,000.00         ZZ
                                         360        134,911.51          1
                                      13.250          1,519.80         70
                                      12.750          1,519.80
    SAINT HELEN ISL  SC   29920          5            06/18/01         00
    0432937134                           05           08/01/01          0
    10423338                             O            07/01/31
    0


    5084268          147/U56             F          117,000.00         ZZ
                                         360        116,825.98          1
                                       9.500            983.80         85
                                       9.000            983.80
    RENSSELAER       NY   12144          5            06/14/01         23
    0432955904                           05           08/01/01          0
    10423612                             O            07/01/31
    0


    5084277          147/U56             F          180,000.00         ZZ
                                         360        179,687.02          1
                                       8.750          1,416.07         75
                                       8.250          1,416.07
    SIMI VALLEY      CA   93065          5            06/01/01         00
    0432957652                           05           08/01/01          0
    10423718                             O            07/01/31
    0
1




    5084278          147/U56             F           83,610.00         ZZ
                                         360         83,497.87          1
                                       9.990            733.12         90
                                       9.490            733.12
    MURFREESBORO     TN   37130          1            06/18/01         23
    0432954964                           05           08/01/01          0
    10423723                             O            07/01/31
    0


    5084296          147/U56             F          222,700.00         ZZ
                                         360        222,302.71          1
                                       8.625          1,732.14         85
                                       8.125          1,732.14
    ANAHEIM          CA   92807          5            06/07/01         23
    0432957926                           05           08/01/01          0
    10423881                             O            07/01/31
    0


    5084301          147/U56             F           67,750.00         ZZ
                                         360         67,626.00          1
                                       8.500            520.94         75
                                       8.000            520.94
    MESA             AZ   85210          5            06/06/01         00
    0432944684                           05           08/01/01          0
    10423902                             O            07/01/31
    0


    5084320          147/U56             F          204,000.00         ZZ
                                         360        202,934.31          2
                                       8.990          1,639.97         85
                                       8.490          1,639.97
    CITY OF COMMERC  CA   90040          5            06/14/01         23
    0432959153                           05           08/01/01          0
    10424050                             O            07/01/31
    0


    5084339          147/U56             F          284,400.00         ZZ
                                         360        283,778.54          1
                                       7.625          2,012.97         90
                                       7.125          2,012.97
    CONCORD          CA   94519          1            06/07/01         23
    0432935260                           05           08/01/01          0
    10424237                             O            07/01/31
    0


    5084354          147/U57             F           37,800.00         ZZ
                                         180         37,578.68          1
1


                                      12.375            462.83         70
                                      11.875            462.83
    PONCA CITY       OK   74601          5            06/25/01         00
    0432946242                           05           08/01/01          0
    10424358                             N            07/01/16
    0


    5084381          147/U57             F           56,250.00         ZZ
                                         360         56,156.93          1
                                       8.990            452.20         83
                                       8.490            452.20
    PHOENIX          AZ   85040          5            06/25/01         23
    0432963668                           05           08/01/01          0
    10424619                             N            07/01/31
    0


    5084382          147/U57             F           54,750.00         ZZ
                                         360         54,659.41          1
                                       8.990            440.14         75
                                       8.490            440.14
    PHOENIX          AZ   85041          5            06/22/01         00
    0432963619                           05           08/01/01          0
    10424623                             N            07/01/31
    0


    5084400          147/U57             F           68,800.00         ZZ
                                         360         68,690.64          1
                                      10.625            635.78         80
                                      10.125            635.78
    TICKFAW          LA   70466          5            06/21/01         00
    0432946937                           05           08/01/01          0
    10424848                             O            07/01/31
    0


    5084412          147/U56             F          141,600.00         ZZ
                                         360        141,365.72          1
                                       8.990          1,138.33         80
                                       8.490          1,138.33
    HENDERSON        NV   89052          1            06/28/01         00
    0432960854                           03           08/01/01          0
    10424996                             O            07/01/31
    0


    5084581          N74/U56             F          168,000.00         ZZ
                                         360        167,484.04          1
                                      11.375          1,647.69         80
                                      10.875          1,647.69
    BROKEN ARROW     OK   74012          1            12/19/00         00
    0432918613                           05           02/01/01          0
1


    27903010                             O            01/01/31
    0


    5084582          N74/U56             F           48,000.00         ZZ
                                         360         47,808.30          1
                                      10.500            439.07         80
                                      10.000            439.07
    HOT SPRINGS      AR   71903          5            01/17/01         00
    0432919355                           05           02/22/01          0
    27975010                             O            01/22/31
    0


    5084583          N74/U56             F           76,400.00         ZZ
                                         360         75,933.46          1
                                      11.750            771.19         80
                                      11.250            771.19
    LIBERTY          NC   27298          5            01/23/01         00
    0432918654                           27           03/01/01          0
    27999030                             O            02/01/31
    0


    5084584          N74/U56             F           64,400.00         ZZ
                                         360         64,203.28          1
                                      11.400            632.84         70
                                      10.900            632.84
    LEXINGTON        NC   27292          1            01/24/01         00
    0432918688                           27           02/24/01          0
    28003030                             O            01/24/31
    0


    5084585          N74/U56             F          153,900.00         ZZ
                                         360        153,534.35          1
                                      11.990          1,581.85         90
                                      11.490          1,581.85
    RISING SUN       MD   21911          1            01/19/01         23
    0432919371                           05           03/01/01          0
    28006510                             O            02/01/31
    0


    5084586          N74/U56             F          117,300.00         ZZ
                                         360        116,953.72          1
                                      10.990          1,116.19         85
                                      10.490          1,116.19
    SPANISH FORK     UT   84660          5            01/26/01         23
    0432918704                           05           03/01/01          0
    28026010                             O            02/01/31
    0


1


    5084587          N74/U56             F           43,800.00         ZZ
                                         360         43,712.75          1
                                      12.790            477.34         75
                                      12.290            477.34
    DANVILLE         VA   24540          5            02/13/01         00
    0432918712                           05           03/13/01          0
    28122010                             N            02/13/31
    0


    5084588          N74/U56             F           64,000.00         ZZ
                                         360         63,262.74          1
                                      10.190            570.65         80
                                       9.690            570.65
    JACKSONVILLE     TX   75766          5            02/21/01         00
    0432919397                           05           03/26/01          0
    28191010                             O            02/26/31
    0


    5084589          N74/U56             F           52,800.00         ZZ
                                         360         52,666.73          1
                                      11.990            542.70         80
                                      11.490            542.70
    HUDSON           NC   28638          5            02/23/01         00
    0432918720                           27           03/28/01          0
    28192030                             O            02/28/31
    0


    5084590          N74/U56             F          148,750.00         ZZ
                                         180        145,791.04          1
                                       9.990          1,597.57         85
                                       9.490          1,597.57
    FORT VALLEY      GA   31030          5            02/23/01         23
    0432919413                           05           03/28/01          0
    28197010                             O            02/28/16
    0


    5084591          N74/U56             F           63,000.00         ZZ
                                         240         62,389.23          1
                                      10.890            645.57         90
                                      10.390            645.57
    RUFFIN           NC   27326          2            02/23/01         23
    0432919421                           05           03/28/01          0
    28200010                             O            02/28/21
    0


    5084592          N74/U56             F          131,310.00         ZZ
                                         240        130,040.53          1
                                      10.900          1,346.44         90
                                      10.400          1,346.44
1


    DANVILLE         VA   24540          2            02/23/01         23
    0432919439                           05           03/28/01          0
    28206011                             O            02/28/21
    0


    5084593          N74/U56             F           55,000.00         ZZ
                                         360         54,837.98          1
                                      12.990            607.98         43
                                      12.490            607.98
    EDEN             NC   27288          5            02/23/01         00
    0432918738                           05           03/28/01          0
    28221010                             O            02/28/31
    0


    5084594          N74/U56             F          400,000.00         ZZ
                                         360        398,404.76          1
                                       9.750          3,436.62         80
                                       9.250          3,436.62
    GREENSBORO       NC   27407          5            02/28/01         00
    0432918746                           05           04/05/01          0
    28268010                             O            03/05/31
    0


    5084595          N74/U56             F           76,500.00         ZZ
                                         360         76,303.71          1
                                      11.000            728.53         90
                                      10.500            728.53
    STANARDSVILLE    VA   22973          2            02/28/01         23
    0432919462                           05           04/05/01          0
    28284030                             O            03/05/31
    0


    5084596          N74/U56             F          433,500.00         ZZ
                                         360        432,120.66          1
                                       9.990          3,801.07         82
                                       9.490          3,801.07
    LEXINGTON        NC   27292          5            03/12/01         23
    0432919504                           05           04/16/01          0
    28317010                             O            03/16/31
    0


    5084597          N74/U56             F           87,000.00         ZZ
                                         360         86,781.48          1
                                      11.790            880.85         38
                                      11.290            880.85
    CEDAR CREEK      TX   78612          5            03/19/01         00
    0432918753                           05           04/23/01          0
    28354010                             O            03/23/31
    0
1




    5084598          N74/U56             F          130,000.00         ZZ
                                         240        128,891.16          1
                                      11.290          1,367.60        100
                                      10.790          1,367.60
    ARDEN            NC   28704          5            03/23/01         23
    0432919512                           05           04/28/01          0
    28401010                             O            03/28/21
    0


    5084599          N74/U56             F           30,000.00         ZZ
                                         180         29,676.57          1
                                      13.450            388.50         26
                                      12.950            388.50
    GREENSBORO       NC   27405          5            03/30/01         00
    0432918779                           05           05/04/01          0
    28469010                             O            04/04/16
    0


    5084600          N74/U56             F           32,400.00         ZZ
                                         360         32,336.19          1
                                      11.490            320.61         80
                                      10.990            320.61
    JACKSONVILLE     AR   72076          5            04/16/01         00
    0432918795                           05           05/16/01          0
    28588010                             N            04/16/31
    0


    5084601          N74/U56             F           91,800.00         ZZ
                                         360         91,619.29          1
                                      11.490            908.39         85
                                      10.990            908.39
    ASHEVILLE        NC   28806          5            04/20/01         23
    0432919520                           27           05/25/01          0
    28594030                             O            04/25/31
    0


    5084602          N74/U56             F           45,000.00         ZZ
                                         360         44,767.76          1
                                      12.490            479.92        100
                                      11.990            479.92
    RINGGOLD         VA   24586          1            11/15/00         23
    0432919546                           05           12/15/00          0
    7003229                              O            11/15/30
    0


    5084603          N74/U56             F           54,825.00         ZZ
                                         360         54,695.40          1
1


                                      13.050            608.62         85
                                      12.550            608.62
    ALTUS            AR   72821          5            12/15/00         23
    0432919553                           05           01/20/01          0
    7004199                              O            12/20/30
    0


    5084605          N74/U56             F           97,200.00         ZZ
                                         300         96,744.97          1
                                      12.990          1,095.52         90
                                      12.490          1,095.52
    MAX MEADOWS      VA   24360          5            12/05/00         23
    0432919561                           05           01/11/01          0
    7004779                              O            12/11/25
    0


    5084606          N74/U56             F           59,500.00         ZZ
                                         300         59,168.09          1
                                      11.990            626.23         85
                                      11.490            626.23
    GREENVILLE       NC   27834          5            12/01/00         23
    0432919579                           05           01/06/01          0
    7004945                              O            12/06/25
    0


    5084607          N74/U56             F          135,450.00         ZZ
                                         360        134,945.53          1
                                      10.990          1,288.90         90
                                      10.490          1,288.90
    OGDEN            UT   84404          5            12/15/00         23
    0432919587                           05           01/20/01          0
    7005007                              O            12/20/30
    0


    5084608          N74/U56             F           72,800.00         ZZ
                                         360         72,519.66          1
                                      11.300            709.84         80
                                      10.800            709.84
    CATAWBA          SC   29704          2            11/16/00         00
    0432918837                           27           12/21/00          0
    7005027                              O            11/21/30
    0


    5084609          N74/U56             F           68,000.00         ZZ
                                         360         67,782.74          1
                                      11.700            683.79         80
                                      11.200            683.79
    VAN BUREN        AR   72956          5            11/30/00         00
    0432918852                           05           01/05/01          0
1


    7005050                              O            12/05/30
    0


    5084610          N74/U56             F           90,000.00         ZZ
                                         360         89,724.74          1
                                      12.250            943.11         90
                                      11.750            943.11
    BEAR CREEK       NC   27207          5            11/30/00         23
    0432919595                           05           01/05/01          0
    7005052                              O            12/05/30
    0


    5084611          N74/U56             F          112,000.00         ZZ
                                         360        111,545.75          1
                                      10.590          1,032.05         64
                                      10.090          1,032.05
    PLAIN CITY       UT   84404          5            12/22/00         00
    0432918860                           05           01/28/01          0
    7005168                              O            12/28/30
    0


    5084612          N74/U56             F          144,800.00         ZZ
                                         360        144,440.49          1
                                      12.850          1,584.82         80
                                      12.350          1,584.82
    SALT LAKE CITY   UT   84106          5            11/30/00         00
    0432918886                           05           01/05/01          0
    7005215                              O            12/05/30
    0


    5084613          N74/U56             F           75,225.00         ZZ
                                         360         74,959.56          1
                                      11.990            773.19         85
                                      11.490            773.19
    FAYETTEVILLE     AR   72704          5            12/11/00         23
    0432919611                           05           01/15/01          0
    7005248                              O            12/15/30
    0


    5084614          N74/U56             F           45,750.00         ZZ
                                         360         45,532.77          1
                                      10.750            427.07         71
                                      10.250            427.07
    SHERWOOD         AR   72120          5            11/30/00         00
    0432918902                           05           12/30/00          0
    7005270                              N            11/30/30
    0


1


    5084615          N74/U56             F           44,000.00         ZZ
                                         360         43,818.90          1
                                      10.990            418.69         80
                                      10.490            418.69
    HENRICO          NC   27842          1            11/30/00         00
    0432918910                           27           12/30/00          0
    7005317                              O            11/30/30
    0


    5084616          N74/U56             F           58,950.00         ZZ
                                         360         58,718.85          1
                                      10.750            550.29         90
                                      10.250            550.29
    CLARKESVILLE     AR   72830          1            12/11/00         23
    0432919637                           05           01/11/01          0
    7005378                              N            12/11/30
    0


    5084618          N74/U56             F           38,000.00         ZZ
                                         180         37,128.14          2
                                      10.990            431.67         65
                                      10.490            431.67
    HENDERSONVILLE   NC   28792          5            12/15/00         00
    0432918936                           05           01/20/01          0
    7005588                              O            12/20/15
    0


    5084619          N74/U56             F           75,200.00         ZZ
                                         360         75,034.21          1
                                      13.500            861.36         80
                                      13.000            861.36
    EASLEY           SC   29642          1            12/26/00         00
    0432918944                           27           01/26/01          0
    7005717                              O            12/26/30
    0


    5084620          N74/U56             F          111,600.00         ZZ
                                         360        111,248.70          1
                                      10.690          1,036.73         90
                                      10.190          1,036.73
    ROCK HILL        SC   29732          5            01/25/01         23
    0432919660                           05           03/01/01          0
    7005997                              O            02/01/31
    0


    5084811          D03/D03             F          280,000.00         ZZ
                                         360        279,583.10          1
                                       7.500          1,957.80         80
                                       7.250          1,957.80
1


    VALLEJO          CA   94590          1            07/25/01         00
    1100833                              05           09/01/01          0
    1100833                              O            08/01/31
    0


    5088280          K39/U56             F          122,400.00         ZZ
                                         180        122,241.26          1
                                      11.500          1,212.12         90
                                      11.000          1,212.12
    DES MOINES       IA   50317          5            05/31/01         23
    0432935559                           05           07/05/01          0
    478689408                            O            06/05/16
    0


    5090648          N74/U56             F           69,275.00         ZZ
                                         360         68,988.68          1
                                      10.500            633.69         85
                                      10.000            633.69
    ELIZABETHTOWN    NC   28337          5            12/21/00         23
    0432919967                           27           01/27/01          0
    7004953                              O            12/27/30
    0


    5090649          N74/U56             F           61,200.00         ZZ
                                         360         61,061.04          1
                                      13.250            688.97         90
                                      12.750            688.97
    NORTH CHARLESTO  SC   29405          5            12/18/00         23
    0432919983                           05           01/22/01          0
    7005498                              O            12/22/30
    0


    5092908          K39/U56             F           42,000.00         ZZ
                                         180         41,945.12          1
                                      12.500            448.25         59
                                      12.000            448.25
    SCHUYLER         VA   22969          2            05/03/01         00
    0432935476                           05           06/03/01          0
    03265703                             O            05/03/16
    0


    5099422          N74/U56             F           52,000.00         ZZ
                                         360         51,876.50          1
                                      13.500            595.61         80
                                      13.000            595.61
    SILSBEE          TX   77656          2            11/15/00         00
    0432924702                           05           12/20/00          0
    7003460                              O            11/20/30
    0
1




    5100631          U62/G01             F          153,000.00         ZZ
                                         360        152,648.60          1
                                       7.375          1,056.73         90
                                       7.125          1,056.73
    CERES            CA   95307          2            06/24/01         23
    0433012911                           05           08/01/01          0
    2001259925                           O            07/01/31
    0


    5101208          L21/U57             F           39,000.00         ZZ
                                         180         38,965.35          1
                                      11.890            397.86         60
                                      11.390            397.86
    ENOLA            PA   17025          5            06/21/01         00
    0432946770                           07           08/01/01          0
    70301234                             N            07/01/16
    0


    5101502          E87/G01             F          365,000.00         ZZ
                                         360        364,610.04          1
                                       9.125          2,969.76        100
                                       8.875          2,969.76
    NORTHRIDGE       CA   91326          1            07/25/01         23
    0433102050                           05           09/01/01          0
    01070197                             O            08/01/31
    0


    5106447          P77/U57             F           64,000.00         ZZ
                                         360         63,737.51          1
                                       7.990            469.16         80
                                       7.490            469.16
    GLASGOW          KY   42141          5            03/23/01         00
    0432965135                           05           05/01/01          0
    10724                                O            04/01/31
    0


    5107987          623/U57             F          419,310.00         ZZ
                                         360        418,517.90          1
                                       9.750          3,602.52         90
                                       9.250          3,602.52
    LAKE WYLIE       SC   29229          1            05/29/01         23
    0432967594                           03           07/01/01          0
    5355420                              O            06/01/31
    0


    5108819          E86/U57             F          300,000.00         ZZ
                                         360        299,329.59          1
1


                                       7.750          2,149.24         93
                                       7.500          2,149.24
    COLUMBIA         MD   21044          1            06/28/01         14
    0432948750                           05           08/01/01         30
    316691                               O            07/01/31
    0


    5110420          K52/U56             F           55,250.00         ZZ
                                         180         55,203.71          1
                                      12.100            572.57         85
                                      11.600            572.57
    DETROIT          MI   48234          5            06/29/01         23
    0433082286                           05           08/05/01          0
    94438                                O            07/05/16
    0


    5110916          696/G01             F          248,000.00         ZZ
                                         360        247,430.41          1
                                       7.375          1,712.87         80
                                       7.125          1,712.87
    DERWOOD          MD   20855          1            06/29/01         00
    0432947042                           05           08/01/01          0
    31201309                             O            07/01/31
    0


    5112396          T76/U57             F           45,900.00         ZZ
                                         180         45,846.30          1
                                      10.630            424.34         85
                                      10.130            424.34
    CHICAGO          IL   60619          5            06/21/01         23
    0432928703                           01           08/01/01          0
    9797                                 N            07/01/16
    0


    5112434          T76/U57             F           52,650.00         ZZ
                                         180         52,585.01          1
                                      10.380            476.90         90
                                       9.880            476.90
    CHICAGO          IL   60619          5            06/21/01         23
    0432929073                           01           08/01/01          0
    9796                                 O            07/01/16
    0


    5112498          T76/U57             F           52,500.00         ZZ
                                         360         51,899.53          1
                                      10.750            490.08         71
                                      10.250            490.08
    JACKSONVILLE     FL   32206          5            04/26/01         00
    0432930303                           05           06/01/01          0
1


    010428                               O            05/01/31
    0


    5113381          E22/G01             F          183,200.00         ZZ
                                         360        182,959.53          1
                                       8.125          1,360.25         80
                                       7.875          1,360.25
    TERRELL          TX   75160          1            07/11/01         00
    0412757536                           05           09/01/01          0
    0412757536                           O            08/01/31
    0


    5115425          665/U57             F          124,800.00         ZZ
                                         360        124,519.32          2
                                      10.000          1,095.21         80
                                       9.750          1,095.21
    AUSTIN           TX   78745          1            04/11/01         00
    0432992683                           05           06/01/01          0
    88101235                             N            05/01/31
    0


    5122646          W51/U57             F           70,500.00         ZZ
                                         180         69,884.17          1
                                       7.990            673.33         75
                                       7.490            673.33
    DALTON           GA   30721          2            06/22/01         00
    0432942787                           05           08/01/01          0
    00003811                             O            07/01/16
    0


    5126744          623/U57             F          480,000.00         ZZ
                                         360        478,892.35          1
                                       7.375          3,315.24         80
                                       7.125          3,315.24
    NOVATO           CA   94947          5            06/06/01         00
    0432981728                           05           08/01/01          0
    1975594                              O            07/01/31
    0


    5126745          623/U57             F          345,750.00         ZZ
                                         360        344,915.60          1
                                       7.125          2,329.38         77
                                       6.875          2,329.38
    LITTLETON        CO   80126          5            06/12/01         00
    0432980506                           03           08/01/01          0
    1981267                              O            07/01/31
    0


1


    5126747          623/U57             F          492,000.00         ZZ
                                         360        490,924.90          1
                                       7.625          3,482.35         80
                                       7.375          3,482.35
    WINDERMERE       FL   34786          1            06/22/01         00
    0432980613                           03           08/01/01          0
    5364792                              O            07/01/31
    0


    5130761          950/G01             F          297,460.00         ZZ
                                         360        297,079.33          1
                                       8.250          2,234.72         80
                                       8.000          2,234.72
    SALINAS          CA   93905          1            07/19/01         00
    0433130739                           05           09/01/01          0
    A6103039                             O            08/01/31
    0


    5132775          E22/G01             F          192,000.00         ZZ
                                         360        191,728.10          1
                                       7.750          1,375.51         80
                                       7.500          1,375.51
    BURBANK          CA   91505          1            07/06/01         00
    0412762429                           05           09/01/01          0
    0412762429                           O            08/01/31
    0


    5132849          E22/G01             F          162,400.00         ZZ
                                         360        162,192.17          1
                                       8.250          1,220.06         80
                                       8.000          1,220.06
    FRISCO           TX   75034          1            07/13/01         00
    0412828329                           03           09/01/01          0
    0412828329                           O            08/01/31
    0


    5134285          T08/U57             F          114,000.00         ZZ
                                         360        113,660.44          4
                                       9.375            948.19         80
                                       9.125            948.19
    TITUSVILLE       FL   32780          5            07/02/01         00
    0432938405                           05           09/01/01          0
    11017145                             N            08/01/31
    0


    5134286          T08/U57             F           60,240.00         ZZ
                                         360         60,108.39          1
                                       7.625            426.37         80
                                       7.375            426.37
1


    ORLANDO          FL   32808          1            06/29/01         00
    0432938413                           05           08/01/01          0
    11017160                             N            07/01/31
    0


    5134287          T08/U57             F           60,800.00         ZZ
                                         360         60,667.13          1
                                       7.625            430.34         80
                                       7.375            430.34
    ORLANDO          FL   32808          1            06/29/01         00
    0432938421                           05           08/01/01          0
    11017162                             N            07/01/31
    0


    5134288          T08/U57             F          121,500.00         ZZ
                                         360        121,357.76          4
                                      10.625          1,122.78         90
                                      10.375          1,122.78
    FORT MYERS       FL   33905          1            06/29/01         23
    0432938892                           05           08/01/01          0
    11021489                             O            07/01/31
    0


    5134289          T08/U57             F           60,232.00         ZZ
                                         360         59,966.65          1
                                       8.375            457.81         95
                                       8.125            457.81
    NORTH FORT MYER  FL   33903          1            06/29/01         10
    0432938918                           05           08/01/01         30
    11021520                             O            07/01/31
    0


    5134290          T08/U57             F           70,000.00         ZZ
                                         360         69,637.28          1
                                       7.625            495.46         80
                                       7.375            495.46
    LABELLE          FL   33935          5            06/27/01         23
    0432938926                           05           08/01/01          0
    11021544                             O            07/01/31
    0


    5134291          T08/U57             F           65,587.00         ZZ
                                         360         65,509.52          1
                                      10.875            618.41         97
                                      10.625            618.41
    LEHIGH ACRES     FL   33936          1            06/29/01         11
    0432938934                           05           08/01/01         35
    11021552                             O            07/01/31
    0
1




    5134293          T08/U57             F          108,000.00         ZZ
                                         360        107,791.97          1
                                       8.250            811.37         80
                                       8.000            811.37
    HAINES CITY      FL   33844          1            06/29/01         00
    0432938439                           05           08/01/01          0
    11050831                             O            07/01/31
    0


    5134294          T08/U57             F          249,000.00         ZZ
                                         360        248,495.45          1
                                       8.000          1,827.07        100
                                       7.750          1,827.07
    MIRAMAR          FL   33029          1            06/29/01         01
    0432938447                           03           08/01/01         35
    11070924                             O            07/01/31
    0


    5134295          T08/U57             F          123,975.00         ZZ
                                         360        123,780.71          1
                                       9.250          1,019.91         95
                                       9.000          1,019.91
    KISSIMMEE        FL   34743          1            06/29/01         10
    0432938975                           03           08/01/01         30
    11101842                             O            07/01/31
    0


    5134296          T08/U57             F           66,826.00         ZZ
                                         180         66,321.39          1
                                       9.625            702.86         95
                                       9.375            702.86
    PALM HARBOR      FL   34683          1            06/22/01         23
    0432938397                           09           08/01/01          0
    11110746                             N            07/01/16
    0


    5134297          T08/U57             F          114,883.00         ZZ
                                         360        114,512.54          1
                                       8.875            914.06         95
                                       8.625            914.06
    MIDDLEBURG       FL   32068          1            06/27/01         10
    0432938983                           03           08/01/01         30
    11150855                             O            07/01/31
    0


    5134298          T08/U57             F          122,000.00         ZZ
                                         360        121,740.02          1
1


                                       7.750            874.02        100
                                       7.500            874.02
    LEESBURG         FL   34748          1            06/29/01         01
    0432938454                           05           08/01/01         35
    11180452                             O            07/01/31
    0


    5134299          T08/U57             F           93,500.00         T
                                         360         93,328.88          1
                                       8.500            718.93         80
                                       8.250            718.93
    KISSIMMEE        FL   34746          1            06/26/01         00
    0432938462                           09           08/01/01          0
    21030236                             O            07/01/31
    0


    5134300          T08/U57             F          107,000.00         ZZ
                                         360        102,692.79          1
                                       7.000            711.87         80
                                       6.750            711.87
    BOWLING GREEN    KY   42101          5            06/29/01         00
    0432938470                           05           08/01/01          0
    21050004                             O            07/01/31
    0


    5134301          T08/U57             F          157,140.00         ZZ
                                         360        156,595.34          1
                                      10.000          1,379.02         97
                                       9.750          1,379.02
    ZANESFIELD       OH   43360          1            06/29/01         10
    0432939023                           05           08/01/01         35
    21050206                             O            07/01/31
    0


    5134302          T08/U57             F           59,500.00         ZZ
                                         360         59,211.09          1
                                       7.625            421.14        100
                                       7.375            421.14
    TALLAHASSEE      FL   32310          1            06/27/01         11
    0432939031                           05           08/01/01         40
    21050325                             O            07/01/31
    0


    5134303          T08/U57             F           59,200.00         ZZ
                                         360         58,965.49          1
                                       7.875            429.24         75
                                       7.625            429.24
    PINELLAS PARK    FL   33781          5            06/27/01         00
    0432938488                           05           08/01/01          0
1


    21050351                             O            07/01/31
    0


    5134304          T08/U57             F           81,200.00         ZZ
                                         360         80,964.92          1
                                       8.000            595.82         80
                                       7.750            595.82
    WINTER HAVEN     FL   33884          1            06/29/01         00
    0432938504                           05           08/01/01          0
    21060053                             O            07/01/31
    0


    5134305          T08/U57             F          122,360.00         T
                                         360        122,118.25          1
                                       8.125            908.52         95
                                       7.875            908.52
    TALLAHASSEE      FL   32308          1            06/27/01         04
    0432939064                           03           08/01/01         30
    21060060                             O            07/01/31
    0


    5134306          T08/U57             F          133,000.00         ZZ
                                         360        132,567.95          1
                                       8.625          1,034.46         95
                                       8.375          1,034.46
    MENTOR           OH   44060          5            06/18/01         01
    0432938512                           05           08/01/01         35
    21060076                             O            07/01/31
    0


    5134307          T08/U57             F           81,500.00         ZZ
                                         360         81,303.32          1
                                       7.125            549.08         71
                                       6.875            549.08
    TALLAHASSEE      FL   32303          2            06/21/01         00
    0432938520                           05           08/01/01          0
    21060080                             O            07/01/31
    0


    5134308          T08/U57             F           91,000.00         ZZ
                                         360         90,849.75          2
                                       9.000            732.21        100
                                       8.750            732.21
    LAKE WORTH       FL   33461          1            06/22/01         01
    0432938538                           05           08/01/01         35
    21060082                             O            07/01/31
    0


1


    5134309          T08/U57             F          200,000.00         ZZ
                                         360        198,978.95          1
                                       8.625          1,555.58        100
                                       8.375          1,555.58
    POMONA           CA   91767          1            06/21/01         01
    0432938546                           03           08/01/01         35
    21060084                             O            07/01/31
    0


    5134310          T08/U57             F           50,000.00         ZZ
                                         360         49,852.52          1
                                       8.500            384.46         51
                                       8.250            384.46
    DELTONA          FL   32725          1            06/29/01         00
    0432938553                           05           08/01/01          0
    21060108                             O            07/01/31
    0


    5134311          T08/U57             F          115,500.00         ZZ
                                         360        115,247.63          1
                                       7.625            817.50         89
                                       7.375            817.50
    GREENVILLE       NC   27858          2            06/25/01         01
    0432938561                           05           08/01/01         35
    21060120                             O            07/01/31
    0


    5134312          T08/U57             F          150,000.00         ZZ
                                         180        148,419.72          1
                                       6.500          1,306.66         93
                                       6.250          1,306.66
    INDIANAPOLIS     IN   46228          2            06/26/01         11
    0432939148                           05           08/01/01         25
    21060134                             O            07/01/16
    0


    5134313          T08/U57             F          137,750.00         ZZ
                                         360        137,161.84          1
                                       8.125          1,022.79         95
                                       7.875          1,022.79
    BOYNTON BEACH    FL   33437          1            06/22/01         04
    0432939155                           03           08/01/01         25
    21060146                             O            07/01/31
    0


    5134314          T08/U57             F          241,200.00         ZZ
                                         360        240,698.75          1
                                       7.875          1,748.87         90
                                       7.625          1,748.87
1


    CARRBORO         NC   27510          5            06/25/01         11
    0432939163                           05           08/01/01         25
    21060151                             O            07/01/31
    0


    5134316          T08/U57             F           64,600.00         ZZ
                                         360         64,526.38          1
                                      10.750            603.03         95
                                      10.500            603.03
    ARCHDALE         NC   27263          5            06/25/01         23
    0432938587                           01           08/01/01          0
    21060155                             O            07/01/31
    0


    5134318          T08/U57             F          115,200.00         ZZ
                                         360        114,941.90          1
                                       7.500            805.50         90
                                       7.250            805.50
    TALLAHASSEE      FL   32312          5            06/25/01         11
    0432939197                           03           08/01/01         25
    21060163                             O            07/01/31
    0


    5134319          T08/U57             F          229,500.00         T
                                         360        229,023.07          1
                                       7.875          1,664.03         90
                                       7.625          1,664.03
    NEW SMYRNA BEAC  FL   32169          1            06/29/01         04
    0432939213                           08           08/01/01         25
    21060188                             O            07/01/31
    0


    5134320          T08/U57             F          339,500.00         ZZ
                                         360        339,113.10          1
                                      10.750          3,169.17         80
                                      10.500          3,169.17
    KITTY HAWK       NC   27949          1            06/28/01         00
    0432938595                           05           08/01/01          0
    21060211                             O            07/01/31
    0


    5134321          T08/U57             F          226,000.00         ZZ
                                         360        225,506.17          1
                                       7.625          1,599.61         56
                                       7.375          1,599.61
    PINECREST        FL   33156          1            07/02/01         00
    0432938603                           05           08/01/01          0
    21060213                             O            07/01/31
    0
1




    5134322          T08/U57             F          108,000.00         ZZ
                                         360        107,781.14          1
                                       8.000            792.47         90
                                       7.750            792.47
    PORT CHARLOTTE   FL   33952          1            06/28/01         01
    0432938629                           05           08/01/01         30
    21060220                             O            07/01/31
    0


    5134323          T08/U57             F           99,275.00         ZZ
                                         300         98,723.07          1
                                       7.875            758.02         95
                                       7.625            758.02
    AVON LAKE        OH   44012          1            06/29/01         04
    0432939254                           05           08/01/01         30
    21060224                             O            07/01/26
    0


    5134324          T08/U57             F           72,000.00         ZZ
                                         360         71,884.17          1
                                       9.125            585.82         80
                                       8.875            585.82
    DEFIANCE         OH   43512          5            06/27/01         00
    0432938645                           05           08/01/01          0
    21060227                             O            07/01/31
    0


    5134325          T08/U57             F           56,250.00         ZZ
                                         360         56,010.25          2
                                       7.250            383.72         75
                                       7.000            383.72
    TALLAHASSEE      FL   32310          5            06/28/01         00
    0432938652                           05           08/01/01          0
    21060230                             N            07/01/31
    0


    5134326          T08/U57             F           77,913.00         ZZ
                                         360         77,660.68          1
                                       9.375            648.04         90
                                       9.125            648.04
    WILLARD          MO   65781          1            06/29/01         01
    0432938660                           05           08/01/01         25
    21060245                             O            07/01/31
    0


    5134327          T08/U57             F           95,000.00         ZZ
                                         360         94,648.69          1
1


                                       7.875            688.82         85
                                       7.625            688.82
    BARBERTON        OH   44203          2            06/29/01         01
    0432938686                           05           08/01/01         12
    21060248                             O            07/01/31
    0


    5134329          T08/U57             F           38,400.00         ZZ
                                         360         38,327.89          1
                                       8.375            291.87         80
                                       8.125            291.87
    INDIANAPOLIS     IN   46208          1            06/29/01         10
    0432939353                           05           08/01/01         22
    21060285                             N            07/01/31
    0


    5134330          T08/U57             F           77,000.00         ZZ
                                         360         76,735.13          1
                                       8.875            612.65         70
                                       8.625            612.65
    TAMPA            FL   33605          1            06/29/01         00
    0432938702                           05           08/01/01          0
    21060289                             N            07/01/31
    0


    5134331          T08/U57             F           81,000.00         ZZ
                                         360         80,862.77          1
                                       8.875            644.47         90
                                       8.625            644.47
    PORT SAINT LUCI  FL   34984          1            07/02/01         10
    0432939379                           05           08/01/01         25
    21060292                             O            07/01/31
    0


    5134332          T08/U57             F           50,350.00         ZZ
                                         360         50,266.87          1
                                       9.000            405.13         95
                                       8.750            405.13
    SAN ANTONIO      FL   33576          1            06/29/01         01
    0432938710                           27           08/01/01         30
    21060296                             O            07/01/31
    0


    5134333          T08/U57             F          146,504.00         ZZ
                                         360        146,327.81          1
                                      10.500          1,340.13         95
                                      10.250          1,340.13
    LEBANON          OH   45036          1            06/29/01         23
    0432938736                           05           08/01/01          0
1


    21060313                             O            07/01/31
    0


    5134334          T08/U57             F           83,200.00         ZZ
                                         360         82,829.05          1
                                       7.875            603.26         80
                                       7.625            603.26
    APOPKA           FL   32703          1            06/29/01         00
    0432938744                           03           08/01/01          0
    21060317                             O            07/01/31
    0


    5134453          664/U57             F          325,000.00         ZZ
                                         360        323,925.01          1
                                       7.000          2,162.24         72
                                       6.750          2,162.24
    ARBUCKLE         CA   95912          5            05/03/01         00
    0432968246                           05           07/01/01          0
    0008049470                           O            06/01/31
    0


    5136821          738/U57             F           82,650.00         ZZ
                                         360         82,476.55          1
                                       9.250            679.94         95
                                       9.000            679.94
    STONE MOUNTAIN   GA   30088          2            05/22/01         23
    0433150810                           05           07/01/01          0
    50003352                             N            06/01/31
    0


    5138198          N74/U56             F          111,200.00         ZZ
                                         360        110,392.62          1
                                       8.250            835.41         80
                                       7.750            835.41
    WEST VALLEY CIT  UT   84120          2            10/26/00         00
    0432941276                           05           12/01/00          0
    24305010                             O            11/01/30
    0


    5138199          N74/U56             F          132,750.00         ZZ
                                         360        132,013.71          1
                                       8.625          1,032.52         88
                                       8.125          1,032.52
    GARLAND          TX   75044          2            11/30/00         10
    0432941318                           05           02/01/01         25
    27869010                             O            01/01/31
    0


1


    5138200          N74/U56             F           85,500.00         ZZ
                                         360         84,993.74          1
                                       8.250            642.33         75
                                       7.750            642.33
    INOLA            OK   74036          5            12/07/00         00
    0432941326                           05           02/01/01          0
    27877010                             O            01/01/31
    0


    5138201          N74/U56             F           32,400.00         ZZ
                                         360         32,291.84          1
                                      10.990            308.31         90
                                      10.490            308.31
    CLEVELAND        MS   38732          1            01/12/01         23
    0432941540                           05           02/12/01          0
    27959010                             O            01/12/31
    0


    5138202          N74/U56             F           68,400.00         ZZ
                                         360         68,135.09          1
                                      10.290            614.97         90
                                       9.790            614.97
    SUMMERFIELD      NC   27358          5            01/20/01         23
    0432941557                           05           02/25/01          0
    27990010                             O            01/25/31
    0


    5138203          N74/U56             F           65,500.00         ZZ
                                         360         65,260.79          1
                                       9.990            574.33         82
                                       9.490            574.33
    BALTIMORE        MD   21222          5            01/23/01         23
    0432941565                           09           03/01/01          0
    28056510                             O            02/01/31
    0


    5138204          N74/U56             F           36,550.00         ZZ
                                         360         36,456.23          1
                                      11.690            367.26         85
                                      11.190            367.26
    LEICESTER        NC   28748          1            02/07/01         23
    0432941573                           05           03/07/01          0
    28061010                             O            02/07/31
    0


    5138206          N74/U56             F          150,000.00         ZZ
                                         360        148,395.52          1
                                      11.490          1,484.29         45
                                      10.990          1,484.29
1


    DIAMOND          MO   64840          5            02/19/01         00
    0432941359                           05           03/23/01          0
    28161010                             O            02/23/31
    0


    5138207          N74/U56             F           83,300.00         ZZ
                                         360         82,995.84          1
                                       9.990            730.40         85
                                       9.490            730.40
    MIDLOTHIAN       VA   23112          5            02/16/01         23
    0432941599                           03           03/22/01          0
    28162010                             O            02/22/31
    0


    5138208          N74/U56             F           87,550.00         ZZ
                                         360         87,324.87          1
                                      10.990            833.10         85
                                      10.490            833.10
    PORT SAINT LUCI  FL   34983          1            03/07/01         23
    0432941607                           05           04/07/01          0
    28299010                             N            03/07/31
    0


    5138210          N74/U56             F           77,350.00         ZZ
                                         360         77,220.69          1
                                      12.950            852.62         85
                                      12.450            852.62
    RICHMOND         VA   23231          2            03/19/01         23
    0432941623                           05           04/23/01          0
    28358010                             O            03/23/31
    0


    5138212          N74/U56             F          116,450.00         ZZ
                                         360        116,086.89          1
                                      11.990          1,196.92         85
                                      11.490          1,196.92
    SPARTA           NC   28675          5            01/16/01         23
    0432941656                           05           02/22/01          0
    7005887                              O            01/22/31
    0


    5138213          N74/U56             F          125,600.00         ZZ
                                         360        125,301.58          1
                                      11.990          1,290.97         80
                                      11.490          1,290.97
    NASHVILLE        AR   71852          5            01/30/01         00
    0432941367                           05           03/05/01          0
    7005963                              O            02/05/31
    0
1




    5138214          N74/U56             F          173,400.00         ZZ
                                         360        172,797.40          1
                                      10.800          1,625.18         65
                                      10.300          1,625.18
    MARSHALL         NC   28753          5            01/10/01         00
    0432941375                           27           02/16/01          0
    7006021                              O            01/16/31
    0


    5138215          N74/U56             F          105,825.00         ZZ
                                         360        105,590.13          1
                                      12.300          1,113.03         85
                                      11.800          1,113.03
    CHARLOTTE        NC   28212          1            01/31/01         23
    0432941664                           05           03/01/01          0
    7006175                              N            02/01/31
    0


    5139147          E86/U57             F          416,000.00         ZZ
                                         360        415,044.54          1
                                       7.375          2,873.21         91
                                       7.125          2,873.21
    SEATTLE          WA   98116          5            06/11/01         23
    0432945590                           05           08/01/01          0
    108691                               O            07/01/31
    0


    5146725          U62/U57             F          314,000.00         ZZ
                                         360        313,223.35          1
                                       7.000          2,089.05         90
                                       6.750          2,089.05
    BELTSVILLE       MD   20705          2            06/25/01         23
    0433085495                           05           08/01/01          0
    2001257485                           O            07/01/31
    0


    5148631          696/G01             F          208,800.00         ZZ
                                         360        208,355.03          1
                                       7.750          1,495.87         80
                                       7.500          1,495.87
    ARLINGTON        VA   22201          1            07/02/01         00
    0432991560                           01           08/01/01          0
    25301094                             O            07/01/31
    0


    5150729          076/076             F          335,900.00         ZZ
                                         360        334,966.19          1
1


                                       7.875          2,435.51         80
                                       7.625          2,435.51
    MARLBOROUGH      MA   01752          1            05/11/01         00
    5182194                              05           07/01/01          0
    5182194                              O            06/01/31
    0


    5153823          E78/U57             F           39,000.00         ZZ
                                         180         38,981.88          1
                                      12.950            429.89         65
                                      12.450            429.89
    INDIANAPOLIS     IN   46225          5            07/02/01         00
    0432957199                           05           09/01/01          0
    014703                               O            08/01/16
    0


    5154470          T08/U57             F          360,000.00         ZZ
                                         360        359,680.15          1
                                      10.000          3,159.26         90
                                       9.750          3,159.26
    BOCA RATON       FL   33428          5            07/11/01         23
    0432952646                           03           09/01/01          0
    21060359                             O            08/01/31
    0


    5154471          T08/U57             F          164,700.00         ZZ
                                         360        164,561.27          1
                                      10.250          1,475.88         90
                                      10.000          1,475.88
    BOCA RATON       FL   33498          5            07/12/01         23
    0432952638                           03           09/01/01          0
    21060388                             O            08/01/31
    0


    5158571          588/U57             F          362,800.00         ZZ
                                         360        361,966.71          1
                                       7.375          2,505.77         80
                                       7.125          2,505.77
    TOWNSHIP OF BER  NJ   07920          1            06/29/01         00
    0432960722                           05           08/01/01          0
    10381002                             O            07/01/31
    0


    5162585          N74/U56             F          234,500.00         ZZ
                                         360        234,065.51          1
                                      12.490          2,500.90        100
                                      11.990          2,500.90
    CLOVER           SC   29710          1            03/07/01         23
    0432956829                           05           04/07/01          0
1


    28302010                             O            03/07/31
    0


    5162586          N74/U56             F           30,000.00         ZZ
                                         180         29,558.34          1
                                      11.790            356.01         46
                                      11.290            356.01
    VERNAL           UT   84078          5            03/23/01         00
    0432956498                           05           04/28/01          0
    28377010                             O            03/28/16
    0


    5162587          N74/U56             F          153,000.00         ZZ
                                         360        152,731.34          1
                                      11.990          1,572.60         85
                                      11.490          1,572.60
    KNIGHTDALE       NC   27545          5            03/29/01         23
    0432956852                           03           05/03/01          0
    28458010                             O            04/03/31
    0


    5162588          N74/U56             F           36,550.00         ZZ
                                         360         36,505.38          1
                                      13.640            422.68         82
                                      13.140            422.68
    PANGUITCH        UT   84759          5            04/06/01         23
    0432956860                           05           05/11/01          0
    28507010                             O            04/11/31
    0


    5162589          N74/U56             F           53,550.00         ZZ
                                         180         52,892.39          1
                                      11.990            642.35         85
                                      11.490            642.35
    STATESVILLE      NC   28677          2            04/06/01         23
    0432956894                           05           05/11/01          0
    28517010                             O            04/11/16
    0


    5162590          N74/U56             F          129,000.00         ZZ
                                         360        128,717.02          1
                                      10.990          1,227.52         75
                                      10.490          1,227.52
    DALLAS           TX   75248          5            04/11/01         00
    0432956506                           01           05/17/01          0
    28528010                             O            04/17/31
    0


1


    5162591          N74/U56             F           54,000.00         ZZ
                                         360         53,904.71          1
                                      11.990            555.04         85
                                      11.490            555.04
    WINSTON SALEM    NC   27107          5            04/12/01         23
    0432956902                           05           05/18/01          0
    28549010                             O            04/18/31
    0


    5162592          N74/U56             F           42,500.00         ZZ
                                         240         42,228.08          1
                                      11.990            467.67         85
                                      11.490            467.67
    TAYLOR           AR   71861          2            04/20/01         23
    0432956928                           05           05/25/01          0
    28555010                             O            04/25/21
    0


    5162593          N74/U56             F          140,400.00         ZZ
                                         360        140,078.44          1
                                      10.790          1,314.83         90
                                      10.290          1,314.83
    LOGANDALE        NV   89040          1            04/20/01         23
    0432956936                           05           05/20/01          0
    28616010                             O            04/20/31
    0


    5162594          N74/U56             F           87,975.00         ZZ
                                         360         87,772.31          1
                                      11.990            904.24         85
                                      11.490            904.24
    GRANITE FALLS    NC   28630          5            04/24/01         23
    0432956944                           05           05/30/01          0
    28627010                             O            04/30/31
    0


    5162595          N74/U56             F          114,750.00         ZZ
                                         360        114,517.99          2
                                      10.500          1,049.66         75
                                      10.000          1,049.66
    NORTH LITTLE RO  AR   72118          5            04/24/01         00
    0432956522                           05           06/01/01          0
    28647010                             N            05/01/31
    0


    5162596          N74/U56             F          114,750.00         ZZ
                                         360        114,517.99          2
                                      10.500          1,049.66         75
                                      10.000          1,049.66
1


    NORTH LITTLE RO  AR   72118          5            04/24/01         00
    0432956530                           05           06/01/01          0
    28648010                             N            05/01/31
    0


    5162597          N74/U56             F          131,200.00         ZZ
                                         360        130,825.89          1
                                      11.000          1,249.45        100
                                      10.500          1,249.45
    ROCK HILL        SC   29732          1            04/30/01         23
    0432956977                           05           05/30/01          0
    28674010                             O            04/30/31
    0


    5162598          N74/U56             F          256,000.00         ZZ
                                         360        255,613.23          1
                                      12.690          2,769.98         80
                                      12.190          2,769.98
    ROCKY MOUNT      NC   27803          1            04/30/01         00
    0432956555                           05           05/30/01          0
    28690010                             O            04/30/31
    0


    5162599          N74/U56             F           80,750.00         ZZ
                                         360         80,568.02          1
                                       9.990            708.04         85
                                       9.490            708.04
    GIBSONVILLE      NC   27249          5            05/14/01         23
    0432957009                           05           06/18/01          0
    28710310                             O            05/18/31
    0


    5162600          N74/U56             F           51,300.00         ZZ
                                         360         51,229.16          1
                                      12.250            537.57         90
                                      11.750            537.57
    PULASKI          VA   24301          5            05/09/01         23
    0432957017                           05           06/14/01          0
    28771010                             O            05/14/31
    0


    5162601          N74/U56             F           79,200.00         ZZ
                                         180         78,152.99          1
                                      10.790            889.77         90
                                      10.290            889.77
    MOUNT AIRY       NC   27030          5            05/11/01         23
    0432957025                           05           06/16/01          0
    28787010                             O            05/16/16
    0
1




    5162602          N74/U56             F           51,000.00         ZZ
                                         360         50,855.12          1
                                       9.600            432.56         85
                                       9.100            432.56
    GREENVILLE       NC   27834          1            05/15/01         23
    0432957041                           01           06/15/01          0
    28791011                             O            05/15/31
    0


    5162603          N74/U56             F           75,000.00         ZZ
                                         360         74,890.30          1
                                      11.990            770.88         89
                                      11.490            770.88
    CANTON           NC   28716          1            05/14/01         23
    0432957058                           05           06/14/01          0
    28794010                             O            05/14/31
    0


    5162604          N74/U56             F           77,400.00         ZZ
                                         360         77,158.75          1
                                      11.190            748.23         90
                                      10.690            748.23
    PISGAH FOREST    NC   28712          5            05/21/01         23
    0432957074                           27           06/25/01          0
    28825010                             O            05/25/31
    0


    5162605          N74/U56             F           90,000.00         ZZ
                                         240         89,532.18          1
                                      11.940            987.22         85
                                      11.440            987.22
    LYNDHURST        VA   22952          5            05/22/01         23
    0432957082                           27           06/29/01          0
    28840030                             O            05/29/21
    0


    5162606          N74/U56             F           56,500.00         ZZ
                                          60         53,413.64          1
                                       9.040          1,173.94         67
                                       8.540          1,173.94
    INOLA            OK   74036          5            05/29/01         00
    0432956589                           05           07/04/01          0
    28870010                             O            06/04/06
    0


    5162607          N74/U56             F          189,000.00         ZZ
                                         360        188,623.71          1
1


                                       9.500          1,589.21         90
                                       9.000          1,589.21
    NEW ORLEANS      LA   70119          5            05/31/01         23
    0432957108                           05           07/05/01          0
    28878010                             O            06/05/31
    0


    5162608          N74/U56             F           72,900.00         ZZ
                                         360         72,754.88          1
                                       9.500            612.98         90
                                       9.000            612.98
    LADSON           SC   29456          5            05/29/01         23
    0432957116                           27           07/04/01          0
    28896030                             O            06/04/31
    0


    5162609          N74/U56             F           76,075.00         ZZ
                                         360         75,971.92          1
                                      11.300            741.78         85
                                      10.800            741.78
    SEAGROVE         NC   27341          2            05/31/01         23
    0432957132                           27           07/05/01          0
    28947011                             O            06/05/31
    0


    5162610          N74/U56             F           94,400.00         ZZ
                                         360         94,232.40          1
                                      10.340            852.24         80
                                       9.840            852.24
    HIGH POINT       NC   27265          1            05/31/01         00
    0432956605                           05           07/01/01          0
    28950011                             O            06/01/31
    0


    5162611          N74/U56             F           35,700.00         ZZ
                                         360         35,653.62          1
                                      11.490            353.26         85
                                      10.990            353.26
    SAVANNAH         GA   31405          1            06/05/01         23
    0432957140                           27           07/05/01          0
    28959010                             O            06/05/31
    0


    5162612          N74/U56             F           76,415.00         ZZ
                                         360         76,322.04          1
                                      11.790            773.68         85
                                      11.290            773.68
    DANVILLE         VA   24540          1            06/05/01         23
    0432957157                           05           07/05/01          0
1


    28965010                             O            06/05/31
    0


    5166305          E22/G01             F          178,000.00         ZZ
                                         360        177,760.34          1
                                       8.000          1,306.10         80
                                       7.750          1,306.10
    ONTARIO          CA   91734          1            06/28/01         00
    0412777831                           05           09/01/01          0
    0412777831                           O            08/01/31
    0


    5166780          U62/G01             F          243,900.00         ZZ
                                         360        243,339.80          1
                                       7.375          1,684.56         90
                                       7.125          1,684.56
    AURORA           CO   80015          5            06/25/01         23
    0433008018                           03           08/01/01          0
    2001259546                           O            07/01/31
    0


    5166901          664/U57             F          617,000.00         ZZ
                                         360        614,623.51          1
                                       7.375          4,261.47         73
                                       7.125          4,261.47
    SHINGLE SPRINGS  CA   95682          5            04/12/01         00
    0432968634                           05           06/01/01          0
    0008004491                           O            05/01/31
    0


    5167261          Q72/W10             F           20,000.00         ZZ
                                         180         19,438.85          1
                                      14.250            240.94        118
                                      13.750            240.94
    CLEARWATER       FL   33759          5            04/16/98         00
    0001187673                           05           06/01/98          0
    1002828                              O            05/01/13
    0


    5167264          Q72/W10             F           95,000.00         ZZ
                                         180         85,605.57          1
                                      10.250          1,035.45        118
                                       9.750          1,035.45
    SAINT PETERSBUR  FL   33704          5            09/16/98         00
    0001267343                           05           11/01/98          0
    1009766                              O            10/01/13
    0


1


    5167268          Q72/W10             F           18,000.00         ZZ
                                         180         15,585.99          1
                                      13.990            239.60         14
                                      13.490            239.60
    INDIANAPOLIS     IN   46239          5            04/02/97         00
    0001561463                           05           05/07/97          0
    400079                               O            04/07/12
    0


    5167291          Q72/W10             F          130,500.00         ZZ
                                         180        128,431.24          2
                                      11.850          1,327.29         90
                                      11.350          1,327.29
    CHICAGO          IL   60617          5            05/23/98         00
    0001440890                           05           07/01/98          0
    781252                               O            06/01/13
    0


    5167304          Q72/W10             F           25,600.00         ZZ
                                         240         24,484.66          1
                                      12.400            289.05         57
                                      11.900            289.05
    ELWOOD           IN   46036          5            08/26/98         00
    0001562503                           05           10/01/98          0
    782597                               O            09/01/18
    0


    5167322          Q72/W10             F          440,000.00         ZZ
                                         360        398,847.16          1
                                       7.500          3,076.54         80
                                       7.000          3,076.54
    DULUTH           GA   30155          5            03/19/97         00
    0001560952                           05           04/19/97          0
    802541                               O            03/19/27
    0


    5167330          Q72/W10             F           69,420.00         ZZ
                                         180         69,113.32          1
                                      11.240            673.72         89
                                      10.740            673.72
    INDIANAPOLIS     IN   46222          5            10/27/97         00
    0002048759                           05           11/30/97          0
    805026                               O            10/30/12
    0


    5167354          Q72/W10             F           85,000.00         ZZ
                                         180         83,133.28          1
                                       9.300            702.36         85
                                       8.800            702.36
1


    STREETSBORO      OH   44241          5            09/25/98         00
    0001566215                           05           10/30/98          0
    809798                               O            09/30/13
    0


    5167363          Q72/W10             F           84,000.00         ZZ
                                         360         82,404.31          1
                                       9.000            675.88         57
                                       8.500            675.88
    TUCKER           GA   30084          5            03/18/99         00
    0002048791                           05           04/23/99          0
    811961                               O            03/23/29
    0


    5167372          Q72/W10             F           93,600.00         ZZ
                                         180         92,521.63          1
                                       9.950            804.17         90
                                       9.450            804.17
    FRANKFORT        KY   40601          5            12/28/98         00
    0001566488                           05           02/04/99          0
    815074                               O            01/04/14
    0


    5167396          Q72/W10             F           38,250.00         ZZ
                                         360         37,885.86          1
                                      11.000            364.26         85
                                      10.500            364.26
    GREENWOOD        MS   38930          1            10/28/99         00
    0002048833                           05           11/28/99          0
    827950                               O            10/28/29
    0


    5167417          Q72/W10             F           34,000.00         ZZ
                                         360         33,811.69          1
                                      12.600            365.51         85
                                      12.100            365.51
    SOUTH BEND       IN   46628          1            02/29/00         00
    0002049005                           05           03/29/00          0
    841468                               O            02/28/30
    0


    5167422          Q72/W10             F           33,301.24         ZZ
                                         125         22,147.21          1
                                      10.000            429.84         42
                                       9.500            429.84
    GROVELAND        FL   34736          5            01/10/97         00
    0001567478                           05           02/01/97          0
    880100                               O            06/01/07
    0
1




    5168606          Q17/U57             F          122,000.00         ZZ
                                         360        119,451.91          1
                                       8.000            895.20         77
                                       7.500            895.20
    LA QUINTA        CA   92253          2            01/25/01         00
    0432972925                           05           03/01/01          0
    200111567                            O            02/01/31
    0


    5171108          K39/U56             F           55,000.00         ZZ
                                         360         54,886.21          1
                                      15.950            737.40         23
                                      15.450            737.40
    ALBUQUERQUE      NM   87120          5            01/09/01         00
    0432962314                           05           02/09/01          0
    2000010241                           N            01/09/31
    0


    5171109          K39/U56             F          115,000.00         ZZ
                                         360        114,366.82          1
                                       7.990            843.03        100
                                       7.490            843.03
    MONROE           NC   28110          5            02/19/01         23
    0432962041                           05           03/23/01          0
    2000011021                           O            02/23/31
    0


    5171110          K39/U56             F           39,250.00         T
                                         180         38,402.97          1
                                       7.600            366.09         60
                                       7.100            366.09
    CHURCH HILL      TN   37642          5            03/22/01         00
    0432962322                           05           04/22/01          0
    2000011721                           O            03/22/16
    0


    5171111          K39/U56             F          160,000.00         ZZ
                                         180        157,500.36          1
                                       7.250          1,460.59         97
                                       6.750          1,460.59
    PONTOTOC         MS   38863          2            04/23/01         23
    0432962058                           05           06/01/01          0
    2000012585                           O            05/01/16
    0


    5171112          K39/U56             F          124,000.00         ZZ
                                         360        123,577.53          1
1


                                       7.990            909.01         88
                                       7.490            909.01
    KANSAS CITY      MO   64155          5            05/01/01         23
    0432962348                           05           06/07/01          0
    2000012654                           O            05/07/31
    0


    5171113          K39/U56             F           85,500.00         ZZ
                                         180         84,424.55          1
                                      10.220            930.33         90
                                       9.720            930.33
    PHENIX CITY      AL   36870          5            04/30/01         23
    0432962363                           05           06/04/01          0
    2000012802                           O            05/04/16
    0


    5171115          K39/U56             F           84,600.00         ZZ
                                         360         84,446.04          1
                                      10.990            805.03         90
                                      10.490            805.03
    SPRINGDALE       AR   72762          5            04/28/01         23
    0432962389                           05           06/03/01          0
    2100012735                           O            05/03/31
    0


    5171116          K39/U56             F           52,250.00         ZZ
                                         360         52,197.43          1
                                      12.650            563.74         95
                                      12.150            563.74
    MATTHEWS         IN   46957          5            05/31/01         23
    0432962397                           05           07/05/01          0
    2100013437                           O            06/05/31
    0


    5171118          K39/U56             F           33,750.00         ZZ
                                         180         32,952.40          1
                                      11.000            383.61         75
                                      10.500            383.61
    JAMESVILLE       NC   27846          2            02/12/01         00
    0432962421                           05           03/16/01          0
    2500010874                           N            02/16/16
    0


    5171120          K39/U56             F          140,000.00         ZZ
                                         360        139,336.73          1
                                      11.000          1,333.26        100
                                      10.500          1,333.26
    CARY             NC   27511          5            03/23/01         23
    0432962462                           03           05/01/01          0
1


    2500011751                           O            04/01/31
    0


    5171124          K39/U56             F           76,350.00         ZZ
                                         240         75,929.36          1
                                      11.500            814.22         75
                                      11.000            814.22
    EAST HELENA      MT   59635          5            05/12/01         00
    0432962520                           05           06/17/01          0
    2500013105                           O            05/17/21
    0


    5171125          K39/U56             F          192,000.00         ZZ
                                         360        191,479.56          1
                                      10.990          1,827.02         80
                                      10.490          1,827.02
    FREDERICKSBURG   VA   22406          5            05/15/01         00
    0432962538                           05           06/21/01          0
    2500013161                           O            05/21/31
    0


    5171126          K39/U56             F          150,000.00         ZZ
                                         360        149,613.43          1
                                       8.250          1,126.90         79
                                       7.750          1,126.90
    BELLEVILLE       NJ   07109          5            06/13/01         00
    0432962546                           05           07/18/01          0
    2500013802                           O            06/18/31
    0


    5171127          K39/U56             F           65,000.00         ZZ
                                         360         64,843.50          1
                                      12.490            693.22        100
                                      11.990            693.22
    PRINCETON        WV   24740          5            12/26/00         23
    0432962579                           05           02/02/01          0
    2600009948                           O            01/02/31
    0


    5171128          K39/U56             F           47,500.00         ZZ
                                         360         47,425.14          1
                                      12.500            506.95         95
                                      12.000            506.95
    BATESVILLE       AR   72501          5            04/02/01         23
    0432962587                           05           05/06/01          0
    2600011997                           O            04/06/31
    0


1


    5171129          K39/U56             F          140,000.00         ZZ
                                         360        139,294.44          1
                                       8.850          1,111.40        100
                                       8.350          1,111.40
    BELLEAIR         FL   33756          5            04/26/01         23
    0432962595                           05           06/01/01          0
    2600012665                           O            05/01/31
    0


    5171130          K39/U56             F          108,000.00         ZZ
                                         360        107,838.63          1
                                      12.740          1,172.79         90
                                      12.240          1,172.79
    SALT LICK        KY   40371          5            04/10/01         23
    0432962603                           05           05/16/01          0
    2900012233                           O            04/16/31
    0


    5171131          K39/U56             F          195,500.00         ZZ
                                         360        195,054.64          1
                                       9.940          1,707.00         85
                                       9.440          1,707.00
    LAFAYETTE        NJ   07848          5            05/17/01         23
    0432962611                           05           06/22/01          0
    3000013156                           O            05/22/31
    0


    5171132          K39/U56             F           80,000.00         ZZ
                                         180         78,919.91          1
                                       9.750            687.33         80
                                       9.250            687.33
    MURRELLS INLET   SC   29576          2            08/09/99         00
    0432962629                           27           09/13/99          0
    5701004732                           O            08/13/14
    0


    5171134          K39/U56             F          117,000.00         ZZ
                                         360        116,473.38          1
                                       6.500            739.52         57
                                       6.000            739.52
    CAVE CREEK       AZ   85331          5            03/30/01         00
    0432962652                           05           06/01/01          0
    795                                  O            05/01/31
    0


    5172885          K52/U56             F           80,500.00         ZZ
                                         180         80,299.56          1
                                      10.400            730.36        100
                                       9.900            730.36
1


    SALISBURY        NC   28144          1            04/10/01         23
    0432964518                           05           05/10/01          0
    66185                                O            04/10/16
    0


    5172887          K52/U56             F          225,000.00         ZZ
                                         180        224,396.58          1
                                      10.050          1,982.86         56
                                       9.550          1,982.86
    ASHEBORO         NC   27203          5            03/22/01         00
    0432964401                           05           05/01/01          0
    68936                                O            04/01/16
    0


    5172889          K52/U56             F          117,000.00         ZZ
                                         180        116,616.77          1
                                      10.200          1,044.10         90
                                       9.700          1,044.10
    BROWNSTOWN TWP   MI   48173          5            03/26/01         23
    0432964567                           05           04/30/01          0
    69396                                O            03/30/16
    0


    5172893          K52/U56             F          308,350.00         ZZ
                                         180        307,269.52          1
                                       7.850          2,230.41        100
                                       7.350          2,230.41
    KEMAH            TX   77565          2            04/25/01         23
    0432964625                           09           06/01/01          0
    74841                                O            05/01/16
    0


    5172895          K52/U56             F          256,500.00         ZZ
                                         180        255,921.87          1
                                       9.990          2,249.08         95
                                       9.490          2,249.08
    GREENSBORO       NC   27455          1            05/24/01         23
    0432964641                           05           06/24/01          0
    75937                                O            05/24/16
    0


    5172896          K52/U56             F           73,920.00         ZZ
                                         180         73,796.94          1
                                      11.400            726.39         89
                                      10.900            726.39
    BLOOMSBURG       PA   17815          1            04/27/01         23
    0432964658                           05           06/01/01          0
    76093                                O            05/01/16
    0
1




    5172897          K52/U56             F          124,200.00         ZZ
                                         360        124,010.57          1
                                      11.800          1,258.45         90
                                      11.300          1,258.45
    ORLANDO          FL   32819          1            05/14/01         23
    0432964674                           05           06/14/01          0
    78578                                O            05/14/31
    0


    5172899          K52/U56             F           55,400.00         ZZ
                                         360         55,276.68          1
                                      10.050            488.23        100
                                       9.550            488.23
    MEMPHIS          TN   38118          1            05/17/01         23
    0432964690                           05           06/17/01          0
    80926                                O            05/17/31
    0


    5172901          K52/U56             F           70,500.00         ZZ
                                         180         70,412.48          1
                                      11.700            708.94        100
                                      11.200            708.94
    PLAINFIELD       IA   50666          1            06/12/01         23
    0432964724                           05           07/12/01          0
    81657                                O            06/12/16
    0


    5172902          K52/U56             F          105,000.00         ZZ
                                         180        104,858.14          1
                                      12.350          1,108.42        100
                                      11.850          1,108.42
    INDEPENDENCE     KY   41051          1            05/23/01         23
    0432964740                           05           06/23/01          0
    82422                                O            05/23/16
    0


    5172905          K52/U56             F          278,100.00         ZZ
                                         180        277,561.26          1
                                      10.700          2,585.57         90
                                      10.200          2,585.57
    JACKSON HEIGHTS  NY   11372          5            05/18/01         23
    0432964773                           09           06/23/01          0
    83161                                O            05/23/16
    0


    5172906          K52/U56             F           91,500.00         ZZ
                                         180         91,366.77          1
1


                                      10.990            870.69        100
                                      10.490            870.69
    KANSAS CITY      MO   64127          1            06/13/01         23
    0432964799                           05           07/13/01          0
    86637                                O            06/13/16
    0


    5172907          K52/U56             F           52,000.00         ZZ
                                         180         51,890.58          1
                                      10.350            469.85        100
                                       9.850            469.85
    POPLAR BLUFF     MO   63901          1            05/24/01         23
    0432964815                           05           06/24/01          0
    87585                                O            05/24/16
    0


    5172909          K52/U56             F          119,000.00         ZZ
                                         180        118,799.50          1
                                      10.290          1,069.91         85
                                       9.790          1,069.91
    MARION           OH   43302          5            05/30/01         23
    0432964849                           05           07/04/01          0
    89195                                O            06/04/16
    0


    5173524          405/405             F          337,000.00         ZZ
                                         180        332,709.73          1
                                       7.000          3,029.06         95
                                       6.500          3,029.06
    FORT LAUDERDALE  FL   33317          5            05/31/01         23
    0017430364                           05           07/01/01          0
    0017430364                           O            06/01/16
    0


    5173643          405/405             F          456,000.00         ZZ
                                         360        454,599.23          1
                                       7.375          3,149.48         80
                                       6.875          3,149.48
    PENN VALLEY      CA   95946          5            05/11/01         00
    0012209805                           05           07/01/01          0
    0012209805                           O            06/01/31
    0


    5177961          K10/U56             F          113,750.00         ZZ
                                         240        112,367.44          1
                                       7.980            950.04         65
                                       7.480            950.04
    SOUTHINGTON (PL  CT   06479          5            02/16/01         00
    0432972446                           05           04/01/01          0
1


    2013166                              O            03/01/21
    0


    5177963          K10/U56             F           29,250.00         ZZ
                                         180         29,101.75          1
                                      12.475            311.61         54
                                      11.975            311.61
    KANSAS CITY      KS   66111          5            04/14/00         00
    0432968444                           05           05/19/00          0
    2013199                              O            04/19/15
    0


    5177964          K10/U56             F          135,000.00         ZZ
                                         180        134,481.15          1
                                      13.450          1,541.00         75
                                      12.950          1,541.00
    LITHONIA         GA   30058          5            04/19/00         00
    0432968477                           05           06/01/00          0
    2013205                              O            05/01/15
    0


    5177965          K10/U56             F          139,900.00         ZZ
                                         360        139,174.16          1
                                      10.730          1,303.84         80
                                      10.230          1,303.84
    PLEASANT HILL    MO   64080          5            09/07/00         00
    0432972461                           05           10/12/00          0
    2013206                              O            09/12/30
    0


    5177966          K10/U56             F           99,000.00         ZZ
                                         360         97,971.12          1
                                      10.350            894.51         90
                                       9.850            894.51
    PLEASANT HILL    MO   64080          5            11/13/99         23
    0432972479                           05           12/18/99          0
    2013207                              O            11/18/29
    0


    5177969          K10/U56             F           78,750.00         ZZ
                                         180         77,611.84          1
                                      10.250            858.34         75
                                       9.750            858.34
    FOUR OAKS        NC   27524          5            03/09/01         00
    0432968535                           05           05/01/01          0
    2013219                              O            04/01/16
    0


1


    5177971          K10/U56             F           47,600.00         ZZ
                                         180         46,990.56          1
                                      11.580            558.49         85
                                      11.080            558.49
    MEMPHIS          TN   38122          5            03/12/01         23
    0432972529                           05           05/01/01          0
    2013231                              O            04/01/16
    0


    5177973          K10/U56             F           48,000.00         ZZ
                                         360         47,855.20          1
                                       9.490            403.26         83
                                       8.990            403.26
    ARDMORE          OK   73401          2            03/09/01         23
    0432972545                           05           05/01/01          0
    2013282                              O            04/01/31
    0


    5178162          R54/U56             F           39,200.00         ZZ
                                         180         38,222.21          1
                                      12.200            475.52         80
                                      11.700            475.52
    MONROE           LA   71202          5            10/11/00         00
    0432967883                           05           11/16/00          0
    103                                  O            10/16/15
    0


    5178163          P77/U57             F          104,000.00         ZZ
                                         360        103,835.19          1
                                      11.625          1,039.83         80
                                      11.125          1,039.83
    TABERNASH        CO   80478          5            04/21/01         00
    0432990810                           05           06/01/01          0
    10765                                O            05/01/31
    0


    5178168          K60/U57             F           40,500.00         ZZ
                                         360         40,388.40          1
                                       9.920            353.02         90
                                       9.420            353.02
    MEMPHIS          TN   38127          2            03/05/01         23
    0432998037                           05           05/01/01          0
    57961                                O            04/01/31
    0


    5178169          K60/U57             F           24,000.00         ZZ
                                         360         23,950.99          2
                                      11.350            234.93         80
                                      10.850            234.93
1


    NEW ORLEANS      LA   70119          1            04/05/01         00
    0432998011                           05           05/01/01          0
    58437                                N            04/01/31
    0


    5178170          U59/U57             F           39,200.00         ZZ
                                         360         39,114.74          1
                                      10.200            349.82         80
                                       9.700            349.82
    DANSVILLE        NY   14807          5            05/02/01         00
    0432989309                           05           06/07/01          0
    800820347                            O            05/07/31
    0


    5178171          W02/U56             F          139,480.00         ZZ
                                         240        138,316.35          1
                                       8.250          1,188.47         90
                                       7.750          1,188.47
    MOUNT VERNON     OH   43050          5            04/25/01         23
    0432976298                           05           06/15/01          0
    RADER                                O            05/15/21
    0


    5179752          J40/G01             F          129,206.00         ZZ
                                         180        129,064.33          1
                                       9.000          1,039.62        107
                                       8.750          1,039.62
    NORTH RIDGEVILL  OH   44039          1            07/26/01         23
    0433096401                           05           09/01/01          0
    1059583                              O            08/01/16
    0


    5179815          623/U57             F          399,000.00         ZZ
                                         360        398,145.76          1
                                       7.750          2,858.48         90
                                       7.500          2,858.48
    KIOWA            CO   80117          5            06/25/01         23
    0433005063                           05           08/01/01          0
    1981803                              O            07/01/31
    0


    5179845          623/U57             F          449,000.00         ZZ
                                         360        447,620.75          1
                                       7.375          3,101.13         78
                                       7.125          3,101.13
    CAPITOLA         CA   95010          5            05/03/01         00
    0433005097                           05           07/01/01          0
    1972843                              O            06/01/31
    0
1




    5179860          623/U57             F          427,500.00         ZZ
                                         360        425,933.15          1
                                       7.625          3,025.82         95
                                       7.375          3,025.82
    LAS VEGAS        NV   89117          1            04/26/01         04
    0433005162                           03           06/01/01         30
    2824344                              O            05/01/31
    0


    5179876          623/U57             F          408,000.00         ZZ
                                         360        407,173.24          1
                                       8.000          2,993.76         80
                                       7.750          2,993.76
    GLENVIEW         IL   60025          5            06/20/01         00
    0433005238                           05           08/01/01          0
    5360196                              O            07/01/31
    0


    5182704          L99/U57             F          310,250.00         ZZ
                                         360        309,722.15          1
                                      11.300          3,025.12         85
                                      10.800          3,025.12
    FORT MYERS BEAC  FL   33931          1            04/23/01         23
    0433002755                           05           06/01/01          0
    210520                               O            05/01/31
    0


    5185063          E22/G01             F          160,000.00         ZZ
                                         360        159,773.41          1
                                       7.750          1,146.26         80
                                       7.500          1,146.26
    DENVER           NC   28037          1            07/20/01         00
    0433026689                           05           09/01/01          0
    0412819278                           O            08/01/31
    0


    5189883          P87/G01             F           37,125.00         ZZ
                                         180         37,087.35          1
                                       9.375            308.79         99
                                       9.125            308.79
    FORT DODGE       IA   50501          1            07/31/01         23
    0433047206                           05           09/01/01          0
    HE34235                              O            08/01/16
    0


    5190003          Q82/U56             F           62,050.00         ZZ
                                         360         61,729.39          1
1


                                      10.750            579.23         85
                                      10.250            579.23
    LEVITTOWN        PA   19057          5            09/25/00         23
    0432982551                           05           10/29/00          0
    009830968582                         O            09/29/30
    0


    5190004          Q82/G01             F           64,780.00         ZZ
                                         180         64,453.22          1
                                      10.990            616.43         93
                                      10.490            616.43
    BIG FORK         MN   56628          5            02/16/01         23
    0432982577                           05           03/24/01          0
    101216079029                         O            02/24/16
    0


    5190005          Q82/U56             F           83,500.00         ZZ
                                         180         81,916.71          1
                                       8.990            846.42         95
                                       8.490            846.42
    SNOW SHOE        PA   16874          5            02/27/01         23
    0432982932                           05           04/05/01          0
    102189480148                         O            03/05/16
    0


    5190011          Q82/G01             F          161,000.00         ZZ
                                         360        143,553.72          1
                                      11.790          1,630.09        115
                                      11.540          1,630.09
    EUGENE           OR   97402          5            04/25/01         23
    0432982668                           05           06/01/01          0
    104116584691                         O            05/01/31
    0


    5190014          Q82/U56             F           27,600.00         ZZ
                                         180         27,273.37          1
                                      10.450            304.24         80
                                       9.950            304.24
    PHILADELPHIA     PA   19141          2            04/27/01         00
    0432982718                           05           06/02/01          0
    104296985043                         O            05/02/16
    0


    5190015          Q82/U56             F           29,250.00         ZZ
                                         360         29,192.41          1
                                      11.490            289.44         75
                                      10.990            289.44
    PHILADELPHIA     PA   19142          5            04/25/01         00
    0432982726                           09           05/25/01          0
1


    104323784325                         N            04/25/31
    0


    5190016          Q82/U56             F           31,500.00         ZZ
                                         360         31,449.13          3
                                      12.390            333.50         75
                                      11.890            333.50
    PHILADELPHIA     PA   19104          1            04/30/01         00
    0432982734                           05           05/30/01          0
    104324184785                         N            04/30/31
    0


    5190019          Q82/G01             F           25,050.00         ZZ
                                         180         25,004.40          1
                                      10.990            238.37         75
                                      10.490            238.37
    PHILADELPHIA     PA   19134          1            05/24/01         00
    0432982775                           09           06/25/01          0
    105352987004                         N            05/25/16
    0


    5190020          Q82/U56             F           53,600.00         ZZ
                                         360         53,502.92          1
                                       9.950            468.40         80
                                       9.450            468.40
    DYERSBURG        TN   38024          5            06/01/01         00
    0432982783                           05           07/06/01          0
    105370488220                         O            06/06/31
    0


    5190023          Q82/G01             F          141,000.00         ZZ
                                         180        140,772.42          1
                                      10.490          1,288.73        100
                                      10.240          1,288.73
    SANDWICH         IL   60548          5            06/15/01         23
    0432982841                           03           07/20/01          0
    106459689393                         O            06/20/16
    0


    5194327          E22/G01             F          138,400.00         ZZ
                                         360        138,188.74          1
                                       7.375            955.89         80
                                       7.125            955.89
    DENVER           CO   80219          2            07/18/01         00
    0412822967                           05           09/01/01          0
    0412822967                           O            08/01/31
    0


1


    5199628          225/U57             F          298,000.00         ZZ
                                         360        297,128.98          1
                                       7.625          2,109.23         60
                                       7.375          2,109.23
    WESTHAMPTON BEA  NY   11978          2            05/24/01         00
    0433030277                           05           07/01/01          0
    7269525                              O            06/01/31
    0


    5199884          696/G01             F          263,900.00         ZZ
                                         360        263,535.57          1
                                       7.875          1,913.46         80
                                       7.625          1,913.46
    ANNANDALE        VA   22003          1            07/20/01         00
    0433014438                           05           09/01/01          0
    24601179                             O            08/01/31
    0


    5206166          E84/U57             F          252,000.00         ZZ
                                         360        250,387.15          1
                                       8.875          2,005.03         83
                                       8.375          2,005.03
    HAYWARD          CA   94544          5            10/16/00         23
    0433025954                           05           12/01/00          0
    75200364                             O            11/01/30
    0


    5206351          286/286             F          332,000.00         ZZ
                                         360        331,292.48          1
                                       7.750          2,378.49         80
                                       7.500          2,378.49
    CAVE CREEK       AZ   85331          5            06/06/01         00
    379149                               03           08/01/01          0
    379149                               O            07/01/31
    0


    5206352          286/286             F          573,750.00         ZZ
                                         360        572,444.94          1
                                       7.500          4,011.75         75
                                       7.250          4,011.75
    SCOTTSDALE       AZ   85250          5            06/14/01         00
    313228                               05           08/01/01          0
    313228                               O            07/01/31
    0


    5206353          286/286             F          427,200.00         ZZ
                                         360        426,333.77          1
                                       8.000          3,134.64         80
                                       7.750          3,134.64
1


    EAST LANSING     MI   48823          5            06/08/01         00
    437075                               05           08/01/01          0
    437075                               O            07/01/31
    0


    5206354          286/286             F          380,000.00         ZZ
                                         360        379,148.64          1
                                       7.500          2,657.02         80
                                       7.250          2,657.02
    DENVER           CO   80218          5            06/08/01         00
    231304                               05           08/01/01          0
    231304                               O            07/01/31
    0


    5206355          286/286             F          424,000.00         ZZ
                                         360        423,050.05          1
                                       7.500          2,964.67         80
                                       7.250          2,964.67
    BONITA SPRINGS   FL   34134          1            06/12/01         00
    955707                               06           08/01/01          0
    955707                               O            07/01/31
    0


    5206356          286/286             F          650,000.00         ZZ
                                         360        648,431.31          1
                                       7.125          4,379.18         75
                                       6.875          4,379.18
    NEWBURG          MD   20664          5            06/13/01         00
    366404                               05           08/01/01          0
    366404                               O            07/01/31
    0


    5206358          286/286             F          511,000.00         ZZ
                                         360        509,707.14          1
                                       7.750          3,660.87         72
                                       7.500          3,660.87
    LITTLETON        CO   80124          5            06/12/01         00
    322105                               05           08/01/01          0
    322105                               O            07/01/31
    0


    5206359          286/286             F          440,000.00         ZZ
                                         360        438,614.49          1
                                       7.250          3,001.58         80
                                       7.000          3,001.58
    MINNEAPOLIS      MN   55419          5            05/04/01         00
    378501                               05           07/01/01          0
    378501                               O            06/01/31
    0
1




    5206360          286/286             F          429,000.00         ZZ
                                         360        427,938.89          1
                                       7.000          2,854.15         80
                                       6.750          2,854.15
    NEWTON           PA   18940          1            06/08/01         00
    342013                               05           08/01/01          0
    342013                               O            07/01/31
    0


    5206361          286/286             F          480,000.00         ZZ
                                         360        478,951.10          1
                                       7.625          3,397.42         78
                                       7.375          3,397.42
    TUCSON           AZ   85718          5            06/13/01         00
    431486                               03           08/01/01          0
    431486                               O            07/01/31
    0


    5206362          286/286             F          304,000.00         ZZ
                                         360        303,154.86          1
                                       7.875          2,204.21         70
                                       7.625          2,204.21
    ATLANTA          GA   30308          1            06/05/01         00
    438728                               06           07/01/01          0
    438728                               N            06/01/31
    0


    5206363          286/286             F          746,250.00         ZZ
                                         360        744,659.68          1
                                       7.750          5,346.23         75
                                       7.500          5,346.23
    ENCINO           CA   91436          5            06/05/01         00
    342202                               05           08/01/01          0
    342202                               O            07/01/31
    0


    5206364          286/286             F          975,000.00         ZZ
                                         360        972,973.78          1
                                       7.875          7,069.43         75
                                       7.625          7,069.43
    NANTUCKET        MA   02554          1            06/14/01         00
    383576                               05           08/01/01          0
    383576                               O            07/01/31
    0


    5206365          286/286             F          353,250.00         ZZ
                                         360        352,478.07          1
1


                                       7.625          2,500.29         79
                                       7.375          2,500.29
    PLANO            TX   75093          2            06/08/01         00
    339906                               05           08/01/01          0
    339906                               O            07/01/31
    0


    5206366          286/286             F          609,000.00         ZZ
                                         360        607,635.60          1
                                       7.500          4,258.22         71
                                       7.250          4,258.22
    ATLANTA          GA   30339          5            06/08/01         00
    380259                               05           08/01/01          0
    380259                               O            07/01/31
    0


    5206367          286/286             F          486,000.00         ZZ
                                         360        484,911.16          1
                                       7.500          3,398.19         79
                                       7.250          3,398.19
    WASHINGTON       DC   20016          5            06/11/01         00
    403406                               05           08/01/01          0
    403406                               O            07/01/31
    0


    5206368          286/286             F          489,600.00         ZZ
                                         360        488,556.63          1
                                       7.750          3,507.55         80
                                       7.500          3,507.55
    RENO             NV   89511          5            06/05/01         00
    9855080                              03           08/01/01          0
    9855080                              O            07/01/31
    0


    5206369          286/286             F          400,000.00         ZZ
                                         360        399,147.56          1
                                       7.750          2,865.65         80
                                       7.500          2,865.65
    DALY CITY        CA   94015          5            06/04/01         00
    9856889                              05           08/01/01          0
    9856889                              O            07/01/31
    0


    5206370          286/286             F          360,000.00         ZZ
                                         360        359,288.74          1
                                       8.125          2,672.99         80
                                       7.875          2,672.99
    UNION CITY       CA   94587          5            06/05/01         00
    9847822                              05           08/01/01          0
1


    9847822                              O            07/01/31
    0


    5206371          286/286             F          560,000.00         ZZ
                                         360        558,806.59          1
                                       7.750          4,011.91         78
                                       7.500          4,011.91
    NOVATO           CA   94945          5            06/06/01         00
    9852574                              05           08/01/01          0
    9852574                              O            07/01/31
    0


    5206372          286/286             F          502,000.00         ZZ
                                         360        500,956.77          1
                                       7.875          3,639.85         75
                                       7.625          3,639.85
    SAN JOSE         CA   95138          5            06/06/01         00
    9859211                              05           08/01/01          0
    9859211                              O            07/01/31
    0


    5206373          286/286             F          195,000.00         ZZ
                                         360        194,614.73          1
                                       8.125          1,447.87         80
                                       7.875          1,447.87
    OAKLAND          CA   94608          5            06/04/01         00
    9857316                              05           08/01/01          0
    9857316                              O            07/01/31
    0


    5206374          286/286             F          450,000.00         ZZ
                                         360        449,110.91          1
                                       8.125          3,341.24         79
                                       7.875          3,341.24
    PLEASANTON       CA   94588          5            06/04/01         00
    9847749                              03           08/01/01          0
    9847749                              O            07/01/31
    0


    5206376          286/286             F          581,250.00         ZZ
                                         360        579,947.79          1
                                       7.500          4,064.18         80
                                       7.250          4,064.18
    CARLSBAD         CA   92009          5            06/07/01         00
    9831399                              03           08/01/01          0
    9831399                              O            07/01/31
    0


1


    5206377          286/286             F          592,500.00         ZZ
                                         360        590,451.55          1
                                       7.500          4,142.85         75
                                       7.250          4,142.85
    ALAMEDA          CA   94502          5            06/01/01         00
    9851126                              03           08/01/01          0
    9851126                              O            07/01/31
    0


    5206378          286/286             F          396,000.00         ZZ
                                         360        395,112.80          1
                                       7.500          2,768.89         80
                                       7.250          2,768.89
    NEWARK           CA   94560          5            06/04/01         00
    9855466                              05           08/01/01          0
    9855466                              O            07/01/31
    0


    5206379          286/286             F          424,000.00         ZZ
                                         360        423,048.72          1
                                       7.500          2,964.67         80
                                       7.250          2,964.67
    SANTA CLARA      CA   95054          5            06/04/01         00
    9843215                              05           08/01/01          0
    9843215                              O            07/01/31
    0


    5206380          286/286             F          192,000.00         ZZ
                                         360        191,559.00          1
                                       7.375          1,326.10         67
                                       7.125          1,326.10
    LODI             CA   95242          5            06/05/01         00
    9835839                              03           08/01/01          0
    9835839                              O            07/01/31
    0


    5206381          286/286             F          450,000.00         ZZ
                                         360        448,991.81          1
                                       7.500          3,146.47         75
                                       7.250          3,146.47
    SAN FRANCISCO    CA   94131          5            06/04/01         00
    9834711                              05           08/01/01          0
    9834711                              O            07/01/31
    0


    5206382          286/286             F          420,000.00         ZZ
                                         360        419,104.96          1
                                       7.750          3,008.93         78
                                       7.500          3,008.93
1


    DISCOVERY BAY    CA   94514          5            06/07/01         00
    9848989                              03           08/01/01          0
    9848989                              O            07/01/31
    0


    5206793          225/U57             F          825,000.00         ZZ
                                         348        821,985.59          1
                                       7.625          5,892.31         75
                                       7.375          5,892.31
    CHESTERFIELD     MO   63005          4            05/24/01         00
    0433030293                           03           07/01/01          0
    7185125                              O            06/01/30
    0


    5207487          286/286             F          375,000.00         ZZ
                                         180        371,391.34          1
                                       6.875          3,344.46         85
                                       6.625          3,344.46
    WOODBRIDGE       VA   22192          5            06/08/01         23
    449157                               05           08/01/01          0
    449157                               O            07/01/16
    0


    5207488          286/286             F          200,000.00         ZZ
                                         180        198,254.49          1
                                       8.000          1,911.30         67
                                       7.750          1,911.30
    CUMMING          GA   30041          5            06/12/01         00
    381847                               05           08/01/01          0
    381847                               O            07/01/16
    0


    5207489          286/286             F          190,000.00         T
                                         180        188,267.75          1
                                       7.500          1,761.32         72
                                       7.250          1,761.32
    BIG BEAR LAKE    CA   92315          1            06/06/01         00
    9857966                              05           08/01/01          0
    9857966                              O            07/01/16
    0


    5207491          286/286             F          388,000.00         ZZ
                                         180        384,117.07          1
                                       7.250          3,541.91         80
                                       7.000          3,541.91
    BOTHELL          WA   98011          5            06/04/01         00
    9857678                              03           08/01/01          0
    9857678                              O            07/01/16
    0
1




    5207546          737/U57             F          144,900.00         ZZ
                                         360        144,638.82          1
                                       8.575          1,121.87         90
                                       8.075          1,121.87
    NEW BRUNSWICK    NJ   08901          5            06/23/01         23
    0432991487                           05           08/01/01          0
    1774314                              O            07/01/31
    0


    5207847          286/286             F          117,600.00         T
                                         360        117,177.94          1
                                       8.875            935.68         80
                                       8.625            935.68
    SAN DIEGO        CA   92101          1            05/22/01         00
    341820                               01           07/01/01          0
    341820                               O            06/01/31
    0


    5207848          286/286             F          296,000.00         ZZ
                                         360        295,458.22          1
                                       8.500          2,275.99         80
                                       8.250          2,275.99
    STRATFORD        CT   06614          1            06/05/01         00
    9648911                              05           08/01/01          0
    9648911                              O            07/01/31
    0


    5207849          286/286             F           52,000.00         ZZ
                                         360         51,847.12          1
                                       7.625            368.06         40
                                       7.375            368.06
    LAGRANGE         KY   40031          5            05/09/01         00
    337147                               05           07/01/01          0
    337147                               O            06/01/31
    0


    5207851          286/286             F          160,000.00         ZZ
                                         360        159,632.47          1
                                       7.375          1,105.09         80
                                       7.125          1,105.09
    TALLADEGA        AL   35160          5            06/08/01         00
    285284                               05           08/01/01          0
    285284                               O            07/01/31
    0


    5207852          286/286             F          123,750.00         ZZ
                                         360        123,505.47          1
1


                                       8.125            918.85         75
                                       7.875            918.85
    ASHLAND          OH   44805          5            06/05/01         00
    404926                               05           08/01/01          0
    404926                               O            07/01/31
    0


    5207853          286/286             F          217,500.00         ZZ
                                         360        217,111.97          1
                                       8.625          1,691.70         75
                                       8.375          1,691.70
    HUNTINGTON BEAC  CA   92647          5            06/04/01         00
    341566                               05           08/01/01          0
    341566                               O            07/01/31
    0


    5207854          286/286             F          130,900.00         ZZ
                                         360        130,660.41          1
                                       8.500          1,006.51         70
                                       8.250          1,006.51
    WESTON           FL   33331          1            06/08/01         00
    425478                               05           08/01/01          0
    425478                               O            07/01/31
    0


    5207855          286/286             F           68,000.00         T
                                         360         67,847.64          1
                                       7.500            475.47         80
                                       7.250            475.47
    LAKE MARY        FL   32746          1            06/11/01         00
    410529                               05           08/01/01          0
    410529                               O            07/01/31
    0


    5207856          286/286             F          101,250.00         ZZ
                                         360        101,002.05          1
                                       8.500            778.52         90
                                       8.250            778.52
    FULLERTON        CA   92832          1            05/24/01         12
    9854566                              01           07/01/01         25
    9854566                              O            06/01/31
    0


    5207858          286/286             F          144,000.00         ZZ
                                         360        143,756.01          4
                                       8.875          1,145.73         90
                                       8.625          1,145.73
    SALT LAKE CITY   UT   84115          1            06/06/01         12
    9851758                              05           08/01/01         25
1


    9851758                              N            07/01/31
    0


    5207859          286/286             F          160,000.00         ZZ
                                         360        159,098.94          4
                                       6.750          1,037.76         79
                                       6.500          1,037.76
    LINCOLN          RI   02865          5            04/30/01         00
    9835002                              05           06/01/01          0
    9835002                              O            05/01/31
    0


    5207889          286/286             F           40,000.00         ZZ
                                         180         39,539.27          1
                                       8.250            388.06         79
                                       8.000            388.06
    WATERBURY        CT   06704          1            05/14/01         00
    9648871                              01           07/01/01          0
    9648871                              O            06/01/16
    0


    5207890          286/286             F          122,800.00         ZZ
                                         180        121,751.55          1
                                       8.250          1,191.34         79
                                       8.000          1,191.34
    SANDWICH         MA   02563          5            06/07/01         00
    421784                               05           08/01/01          0
    421784                               O            07/01/16
    0


    5208037          286/286             F           89,600.00         ZZ
                                         180         88,826.57          1
                                       8.125            862.74         80
                                       7.875            862.74
    PITTSBURGH       PA   15220          2            06/06/01         00
    9830775                              06           08/01/01          0
    9830775                              O            07/01/16
    0


    5208954          286/286             F          181,250.00         ZZ
                                         360        180,900.85          3
                                       8.250          1,361.68         58
                                       8.000          1,361.68
    CINCINNATI       OH   45206          2            06/19/01         00
    451237                               05           08/01/01          0
    451237                               N            07/01/31
    0


1


    5208955          286/286             F           55,000.00         ZZ
                                         360         54,876.77          2
                                       7.500            384.57         52
                                       7.250            384.57
    ST LOUIS         MO   63115          5            06/25/01         00
    415484                               05           08/01/01          0
    415484                               N            07/01/31
    0


    5208957          286/286             F          110,250.00         ZZ
                                         360        110,009.10          2
                                       7.625            780.34         90
                                       7.375            780.34
    TUCSON           AZ   85705          1            06/25/01         12
    439675                               05           08/01/01         25
    439675                               N            07/01/31
    0


    5208958          286/286             F           83,000.00         ZZ
                                         360         82,799.68          4
                                       7.125            559.19         42
                                       6.875            559.19
    NORTH CANTON     OH   44720          2            06/22/01         00
    367614                               05           08/01/01          0
    367614                               N            07/01/31
    0


    5208959          286/286             F           41,000.00         ZZ
                                         360         40,916.90          2
                                       8.000            300.85         55
                                       7.750            300.85
    FAIRBORN         OH   45324          5            06/26/01         00
    432926                               05           08/01/01          0
    432926                               N            07/01/31
    0


    5208961          286/286             F          275,000.00         ZZ
                                         360        274,196.25          2
                                       7.625          1,946.43         62
                                       7.375          1,946.43
    SAN DIEGO        CA   92103          5            05/24/01         00
    9849821                              05           07/01/01          0
    9849821                              N            06/01/31
    0


    5208962          286/286             F          280,000.00         ZZ
                                         360        279,372.69          4
                                       7.500          1,957.80         56
                                       7.250          1,957.80
1


    SAN LEANDRO      CA   94577          5            06/08/01         00
    9842550                              05           08/01/01          0
    9842550                              N            07/01/31
    0


    5209309          405/405             F          320,000.00         ZZ
                                         360        318,622.81          1
                                       7.750          2,292.52         80
                                       7.250          2,292.52
    FREMONT          CA   94538          5            03/22/01         00
    0012095139                           05           05/01/01          0
    0012095139                           O            04/01/31
    0


    5209335          405/405             F          505,000.00         ZZ
                                         360        504,302.62          1
                                       7.875          3,661.61         71
                                       7.375          3,661.61
    POTOMAC          MD   20854          5            07/06/01         00
    0017323064                           05           09/01/01          0
    0017323064                           O            08/01/31
    0


    5209342          405/405             F          324,000.00         ZZ
                                         360        323,517.58          1
                                       7.500          2,265.46         80
                                       7.000          2,265.46
    ALISO VIEJO      CA   92656          5            07/02/01         00
    0017439126                           03           09/01/01          0
    0017439126                           O            08/01/31
    0


    5209543          665/U57             F          108,300.00         ZZ
                                         360        108,213.56          1
                                      10.500            990.66         95
                                      10.250            990.66
    ROCKY MOUNT      NC   27801          1            07/11/01         23
    0433012358                           27           09/01/01          0
    88101651                             O            08/01/31
    0


    5209671          K15/U57             F          108,100.00         ZZ
                                         360        108,020.68          1
                                      10.890          1,020.49         91
                                      10.390          1,020.49
    YORK             SC   29745          5            07/24/01         23
    0433097540                           05           09/01/01          0
    000230005303659                      O            08/01/31
    0
1




    5211303          E22/G01             F          111,920.00         ZZ
                                         360        111,780.39          1
                                       8.375            850.67         80
                                       8.125            850.67
    KINGWOOD         TX   77345          1            07/26/01         00
    0412852964                           03           09/01/01          0
    0412852964                           O            08/01/31
    0


    5211551          225/U57             F          312,000.00         ZZ
                                         360        311,335.10          1
                                       7.750          2,235.21         77
                                       7.500          2,235.21
    WALL             NJ   07719          5            06/07/01         00
    0433018058                           05           08/01/01          0
    6538290                              O            07/01/31
    0


    5212291          W33/G01             F          146,244.00         ZZ
                                         180        145,937.22          1
                                       9.250          1,203.11        100
                                       9.000          1,203.11
    EVANSVILLE       IN   47711          1            06/14/01         23
    0432993616                           05           07/14/01          0
    0123488                              O            06/14/16
    0


    5212292          W33/G01             F          165,000.00         ZZ
                                         180        164,595.89          1
                                       8.500          1,268.71        100
                                       8.250          1,268.71
    CHICAGO          IL   60612          1            06/12/01         23
    0432993624                           09           07/12/01          0
    0124131                              O            06/12/16
    0


    5212293          W33/G01             F          148,000.00         ZZ
                                         180        147,655.65          1
                                       8.750          1,164.32        100
                                       8.500          1,164.32
    SULLIVAN         IN   47882          5            06/01/01         23
    0432993632                           05           07/06/01          0
    0124303                              O            06/06/16
    0


    5212294          W33/G01             F           80,640.00         ZZ
                                         180         80,452.36          1
1


                                       8.750            634.40        100
                                       8.500            634.40
    DEMOTTE          IN   46310          1            06/19/01         23
    0432993640                           27           07/19/01          0
    0124304                              O            06/19/16
    0


    5212295          W33/G01             F           64,900.00         ZZ
                                         180         64,724.08          1
                                       8.000            476.21        100
                                       7.750            476.21
    NEW HAVEN        IN   46774          1            06/22/01         23
    0432993657                           05           07/22/01          0
    0124479                              O            06/22/16
    0


    5212296          W33/G01             F          104,900.00         ZZ
                                         180        104,629.67          1
                                       8.250            788.08        100
                                       8.000            788.08
    FORT GRATIOT     MI   48059          1            06/18/01         23
    0432993665                           05           07/18/01          0
    0124528                              O            06/18/16
    0


    5212297          W33/G01             F           72,000.00         ZZ
                                         180         71,814.46          1
                                       8.250            540.91        100
                                       8.000            540.91
    JACKSONVILLE     IL   62650          1            06/19/01         23
    0432993673                           01           07/19/01          0
    0124582                              O            06/19/16
    0


    5212298          W33/G01             F           46,350.00         ZZ
                                         180         46,242.14          1
                                       8.750            364.64        103
                                       8.500            364.64
    HOBART           IN   46342          1            06/01/01         23
    0432993699                           05           07/01/01          0
    0124622                              O            06/01/16
    0


    5212299          W33/G01             F           74,900.00         ZZ
                                         180         74,706.98          1
                                       8.250            562.70        100
                                       8.000            562.70
    YORKTOWN         IN   47396          1            06/14/01         23
    0432993715                           05           07/14/01          0
1


    0124633                              O            06/14/16
    0


    5212300          W33/G01             F           35,000.00         ZZ
                                         180         34,905.11          1
                                       8.000            256.82        100
                                       7.750            256.82
    MUNCIE           IN   47302          1            06/12/01         23
    0432993723                           05           07/12/01          0
    0124663                              O            06/12/16
    0


    5212301          W33/G01             F          122,500.00         ZZ
                                         180        122,167.93          1
                                       8.000            898.86        100
                                       7.750            898.86
    MACEO            KY   42355          1            06/19/01         23
    0432993731                           05           07/19/01          0
    0124690                              O            06/19/16
    0


    5212302          W33/G01             F          111,850.00         ZZ
                                         180        111,546.78          1
                                       8.000            820.72        100
                                       7.750            820.72
    LEXINGTON        KY   40503          1            06/15/01         23
    0432993749                           05           07/15/01          0
    0124762                              O            06/15/16
    0


    5212303          W33/G01             F           81,370.00         ZZ
                                         180         81,199.30          1
                                       9.250            669.41        103
                                       9.000            669.41
    UNION MILLS      IN   46382          1            06/09/01         23
    0432993756                           05           07/09/01          0
    0124772                              O            06/09/16
    0


    5212304          W33/G01             F           71,000.00         ZZ
                                         180         70,711.36          1
                                       8.500            545.93        100
                                       8.250            545.93
    CASSOPOLIS       MI   49031          1            06/19/01         23
    0432993772                           05           07/19/01          0
    0124789                              O            06/19/16
    0


1


    5212305          W33/G01             F          125,000.00         ZZ
                                         180        124,723.79          1
                                       9.000          1,005.78        100
                                       8.750          1,005.78
    DANVILLE         IL   61832          1            06/29/01         23
    0432993780                           05           07/29/01          0
    0124811                              O            06/29/16
    0


    5212306          W33/G01             F           73,000.00         ZZ
                                         180         72,811.90          1
                                       8.250            548.42        100
                                       8.000            548.42
    EVANSVILLE       IN   47711          5            06/06/01         23
    0432993798                           05           07/11/01          0
    0124884                              O            06/11/16
    0


    5212307          W33/G01             F          193,000.00         ZZ
                                         180        192,502.65          1
                                       8.250          1,449.94        100
                                       8.000          1,449.94
    LAWRENCEBURG     KY   40342          1            06/29/01         23
    0432993814                           05           07/29/01          0
    0124893                              O            06/29/16
    0


    5212308          W33/G01             F          116,500.00         ZZ
                                         180        116,184.17          1
                                       8.000            854.84        100
                                       7.750            854.84
    PORTAGE          IN   46368          1            06/14/01         23
    0432993822                           05           07/14/01          0
    0124895                              O            06/14/16
    0


    5212309          W33/G01             F          101,900.00         ZZ
                                         180        101,637.40          1
                                       8.250            765.54        100
                                       8.000            765.54
    MERRILLVILLE     IN   46410          1            06/28/01         23
    0432993830                           05           07/28/01          0
    0124909                              O            06/28/16
    0


    5212310          W33/G01             F           92,000.00         ZZ
                                         180         91,773.48          1
                                       8.500            707.40        100
                                       8.250            707.40
1


    RIVERDALE        IL   60827          5            06/22/01         23
    0432993848                           05           07/27/01          0
    0124913                              O            06/27/16
    0


    5212311          W33/G01             F          118,000.00         ZZ
                                         180        117,711.00          1
                                       8.500            907.32        100
                                       8.250            907.32
    PLAINFIELD       IL   60544          1            06/01/01         23
    0432993855                           09           07/01/01          0
    0124915                              O            06/01/16
    0


    5212312          W33/G01             F          124,000.00         ZZ
                                         180        123,680.45          1
                                       8.250            931.57        100
                                       8.000            931.57
    EMINENCE         KY   40019          5            06/01/01         23
    0432993863                           05           07/06/01          0
    0124923                              O            06/06/16
    0


    5212313          W33/G01             F           75,000.00         ZZ
                                         180         74,802.02          1
                                       8.250            563.45         89
                                       8.000            563.45
    INDIANAPOLIS     IN   46203          5            06/01/01         23
    0432993871                           05           07/06/01          0
    0124933                              O            06/06/16
    0


    5212314          W33/G01             F           52,000.00         ZZ
                                         180         51,865.64          1
                                       8.250            390.66        100
                                       8.000            390.66
    MUNCIE           IN   47303          1            06/08/01         23
    0432993889                           05           07/08/01          0
    0124952                              O            06/08/16
    0


    5212315          W33/G01             F          157,000.00         ZZ
                                         180        156,615.51          1
                                       8.500          1,207.19         99
                                       8.250          1,207.19
    MISHAWAKA        IN   46544          1            06/04/01         23
    0432993897                           05           07/04/01          0
    0124966                              O            06/04/16
    0
1




    5212316          W33/G01             F          140,000.00         ZZ
                                         180        139,639.23          1
                                       8.250          1,051.77         99
                                       8.000          1,051.77
    INDIANAPOLIS     IN   46256          5            06/23/01         23
    0432993905                           05           07/28/01          0
    0125004                              O            06/28/16
    0


    5212317          W33/G01             F          170,000.00         ZZ
                                         180        169,624.35          1
                                       9.000          1,367.86        101
                                       8.750          1,367.86
    NEWBURGH         IN   47630          1            06/21/01         23
    0432993913                           05           07/21/01          0
    0125039                              O            06/21/16
    0


    5212318          W33/G01             F          300,000.00         ZZ
                                         180        299,337.11          1
                                       9.000          2,413.87         93
                                       8.750          2,413.87
    WEST BLOOMFIELD  MI   48322          5            06/13/01         23
    0432993921                           05           07/18/01          0
    0125048                              O            06/18/16
    0


    5212319          W33/G01             F           85,000.00         ZZ
                                         180         84,791.81          1
                                       8.500            653.58         96
                                       8.250            653.58
    CHICAGO          IL   60617          5            06/05/01         23
    0432993939                           05           07/09/01          0
    0125079                              O            06/09/16
    0


    5212320          W33/G01             F           94,000.00         ZZ
                                         180         93,757.76          1
                                       8.250            706.19        100
                                       8.000            706.19
    ST JOSEPH        MI   49085          1            06/15/01         23
    0432993947                           05           07/15/01          0
    0125080                              O            06/15/16
    0


    5212321          W33/G01             F           45,000.00         ZZ
                                         180         44,893.32          1
1


                                       8.750            354.02        100
                                       8.500            354.02
    GARY             IN   46407          5            06/11/01         23
    0432993954                           05           07/15/01          0
    0125081                              O            06/15/16
    0


    5212322          W33/G01             F           93,500.00         ZZ
                                         180         93,246.53          1
                                       8.000            686.07        100
                                       7.750            686.07
    GEORGETOWN       IN   47122          1            06/29/01         23
    0432993962                           05           07/29/01          0
    0125083                              O            06/29/16
    0


    5212323          W33/G01             F          148,750.00         ZZ
                                         180        148,403.90          1
                                       8.750          1,170.22        103
                                       8.500          1,170.22
    INDIANAPOLIS     IN   46227          5            06/19/01         23
    0432993970                           05           07/23/01          0
    0125084                              O            06/23/16
    0


    5212324          W33/G01             F           85,050.00         ZZ
                                         180         84,850.08          1
                                       8.700            666.05        100
                                       8.450            666.05
    EVANSVILLE       IN   47725          1            06/27/01         23
    0432993988                           05           07/27/01          0
    0125097                              O            06/27/16
    0


    5212325          W33/G01             F          129,900.00         ZZ
                                         180        129,552.74          1
                                       8.250            975.90        100
                                       8.000            975.90
    CHAMPAIGN        IL   61822          1            06/01/01         23
    0432993996                           05           07/01/01          0
    0125100                              O            06/01/16
    0


    5212326          W33/G01             F          102,500.00         ZZ
                                         180        102,248.95          1
                                       8.500            788.14        103
                                       8.250            788.14
    LOSANTVILLE      IN   47354          1            06/13/01         23
    0432993129                           05           07/13/01          0
1


    0125101                              O            06/13/16
    0


    5212327          W33/G01             F           87,550.00         ZZ
                                         180         87,366.35          1
                                       9.250            720.25        103
                                       9.000            720.25
    ELKHART          IN   46514          1            06/28/01         23
    0432994002                           05           07/28/01          0
    0125105                              O            06/28/16
    0


    5212328          W33/G01             F          134,000.00         ZZ
                                         180        132,458.46          1
                                       8.250          1,006.70        100
                                       8.000          1,006.70
    ELIZABETHTOWN    KY   42701          5            06/01/01         23
    0432994010                           05           07/06/01          0
    0125109                              O            06/06/16
    0


    5212329          W33/G01             F           87,000.00         ZZ
                                         180         86,839.13          1
                                       8.450            665.87        100
                                       8.200            665.87
    ROCKVILLE        IN   47872          5            06/27/01         23
    0432994036                           27           08/01/01          0
    0125146                              O            07/01/16
    0


    5212330          W33/G01             F           89,900.00         ZZ
                                         180         89,655.59          1
                                       8.000            659.65        100
                                       7.750            659.65
    ELWOOD           IN   46036          1            06/07/01         23
    0432994044                           05           07/07/01          0
    0125151                              O            06/07/16
    0


    5212331          W33/G01             F           67,000.00         ZZ
                                         180         66,772.68          1
                                       8.250            503.35        100
                                       8.000            503.35
    INDIANAPOLIS     IN   46203          1            06/22/01         23
    0432994051                           05           07/22/01          0
    0125156                              O            06/22/16
    0


1


    5212332          W33/G01             F           72,100.00         ZZ
                                         180         71,318.58          1
                                       9.250            593.15        103
                                       9.000            593.15
    CLAY CITY        IN   47841          1            06/27/01         23
    0432994069                           05           07/27/01          0
    0125157                              O            06/27/16
    0


    5212333          W33/G01             F           49,000.00         ZZ
                                         180         48,873.73          1
                                       8.250            368.12        100
                                       8.000            368.12
    SOUTH BEND       IN   46613          1            06/04/01         23
    0432994077                           05           07/04/01          0
    0125179                              O            06/04/16
    0


    5212334          W33/G01             F          118,000.00         ZZ
                                         180        117,680.13          1
                                       8.000            865.84        100
                                       7.750            865.84
    LOUISVILLE       KY   40243          1            06/15/01         23
    0432994085                           05           07/15/01          0
    0125192                              O            06/15/16
    0


    5212335          W33/G01             F          245,000.00         ZZ
                                         180        244,399.98          1
                                       8.500          1,883.84        100
                                       8.250          1,883.84
    CHICAGO          IL   60605          1            06/28/01         23
    0432994093                           01           07/28/01          0
    0125205                              O            06/28/16
    0


    5212336          W33/G01             F           73,000.00         ZZ
                                         180         72,802.10          1
                                       8.000            535.65        100
                                       7.750            535.65
    CHARLESTOWN      IN   47111          1            06/13/01         23
    0432994101                           05           07/13/01          0
    0125206                              O            06/13/16
    0


    5212337          W33/G01             F           74,500.00         ZZ
                                         180         74,308.02          1
                                       8.250            559.69        100
                                       8.000            559.69
1


    FORT WAYNE       IN   46804          1            06/01/01         23
    0432994119                           01           07/01/01          0
    0125222                              O            06/01/16
    0


    5212338          W33/G01             F          142,000.00         ZZ
                                         180        141,135.60          1
                                       8.000          1,041.95        100
                                       7.750          1,041.95
    RICHMOND         KY   40475          1            06/14/01         23
    0432994127                           05           07/14/01          0
    0125241                              O            06/14/16
    0


    5212339          W33/G01             F          165,000.00         ZZ
                                         180        164,635.40          1
                                       9.000          1,327.63        100
                                       8.750          1,327.63
    LOMBARD          IL   60148          1            06/20/01         23
    0432994135                           05           07/20/01          0
    0125248                              O            06/20/16
    0


    5212340          W33/G01             F          152,118.00         ZZ
                                         180        151,725.98          1
                                       8.250          1,142.81        100
                                       8.000          1,142.81
    POTTERVILLE      MI   48876          1            06/20/01         23
    0432994143                           05           07/20/01          0
    0125250                              O            06/20/16
    0


    5212341          W33/G01             F          139,050.00         ZZ
                                         180        138,726.47          1
                                       8.750          1,093.91        103
                                       8.500          1,093.91
    LAKE ORION       MI   48359          2            06/05/01         23
    0432994150                           05           07/09/01          0
    0125254                              O            06/09/16
    0


    5212342          W33/G01             F          177,578.00         ZZ
                                         180        177,164.83          1
                                       8.750          1,397.01        103
                                       8.500          1,397.01
    STERLING HEIGHT  MI   48310          1            06/11/01         23
    0432994168                           05           07/11/01          0
    0125270                              O            06/11/16
    0
1




    5212343          W33/G01             F          142,000.00         ZZ
                                         180        141,298.73          1
                                       8.250          1,066.80         98
                                       8.000          1,066.80
    INDIANAPOLIS     IN   46217          5            06/25/01         23
    0432994176                           05           07/29/01          0
    0125296                              O            06/29/16
    0


    5212344          W33/G01             F           67,000.00         ZZ
                                         180         66,827.34          1
                                       8.250            503.35        100
                                       8.000            503.35
    ANDERSON         IN   46011          5            06/07/01         23
    0432994184                           05           07/12/01          0
    0125300                              O            06/12/16
    0


    5212345          W33/G01             F          169,000.00         ZZ
                                         180        168,564.48          1
                                       8.250          1,269.64        100
                                       8.000          1,269.64
    LOUISVILLE       KY   40229          5            06/15/01         23
    0432994192                           05           07/20/01          0
    0125308                              O            06/20/16
    0


    5212346          W33/G01             F           84,000.00         ZZ
                                         180         83,518.02          1
                                       8.000            616.36        100
                                       7.750            616.36
    PERU             IN   46970          1            06/22/01         23
    0432994200                           05           07/22/01          0
    0125309                              O            06/22/16
    0


    5212347          W33/G01             F           75,000.00         ZZ
                                         180         73,988.40          1
                                       8.000            716.74        100
                                       7.750            716.74
    ELKHART          IN   46514          5            06/18/01         23
    0432994218                           05           07/22/01          0
    0125311                              O            06/22/16
    0


    5212348          W33/G01             F           43,000.00         ZZ
                                         180         42,893.61          1
1


                                       8.450            329.11         90
                                       8.200            329.11
    SOUTH BEND       IN   46619          5            06/18/01         23
    0432994226                           05           07/22/01          0
    0125313                              O            06/22/16
    0


    5212349          W33/G01             F          103,000.00         ZZ
                                         180        102,731.53          1
                                       8.500            791.98        100
                                       8.250            791.98
    PRINCETON        IN   47670          1            06/27/01         23
    0432994234                           05           07/27/01          0
    0125328                              O            06/27/16
    0


    5212350          W33/G01             F           78,000.00         ZZ
                                         180         77,818.50          1
                                       8.750            613.63        100
                                       8.500            613.63
    MICHIGAN CITY    IN   46360          1            06/13/01         23
    0432994242                           05           07/13/01          0
    0125339                              O            06/13/16
    0


    5212351          W33/G01             F          180,250.00         ZZ
                                         180        179,891.13          1
                                       9.500          1,515.64        103
                                       9.250          1,515.64
    LIVONIA          MI   48150          5            06/22/01         23
    0432994259                           05           07/27/01          0
    0125353                              O            06/27/16
    0


    5212352          W33/G01             F           74,000.00         ZZ
                                         180         73,857.46          1
                                       8.250            555.94        100
                                       8.000            555.94
    KENDALLVILLE     IN   46755          5            06/27/01         23
    0432994267                           05           08/01/01          0
    0125357                              O            07/01/16
    0


    5212353          W33/G01             F          144,000.00         ZZ
                                         180        143,558.97          1
                                       8.000          1,056.62        100
                                       7.750          1,056.62
    MUNCIE           IN   47304          1            06/29/01         23
    0432994275                           05           07/29/01          0
1


    0125366                              O            06/29/16
    0


    5212354          W33/G01             F          122,000.00         ZZ
                                         180        121,698.16          1
                                       8.450            933.75        100
                                       8.200            933.75
    NEW PALESTINE    IN   46163          1            06/28/01         23
    0432994283                           05           07/28/01          0
    0125371                              O            06/28/16
    0


    5212356          W33/G01             F           70,200.00         ZZ
                                         180         70,019.10          1
                                       8.250            527.39         90
                                       8.000            527.39
    PERU             IN   46970          5            06/22/01         23
    0432994309                           05           07/27/01          0
    0125387                              O            06/27/16
    0


    5212357          W33/G01             F           92,000.00         ZZ
                                         180         91,762.89          1
                                       8.250            691.17        100
                                       8.000            691.17
    EVANSVILLE       IN   47714          5            06/11/01         23
    0432994317                           05           07/15/01          0
    0125400                              O            06/15/16
    0


    5212358          W33/G01             F          116,500.00         ZZ
                                         180        116,184.17          1
                                       8.000            854.84        100
                                       7.750            854.84
    FISHERS          IN   46038          1            06/29/01         23
    0432994325                           05           07/29/01          0
    0125406                              O            06/29/16
    0


    5212359          W33/G01             F           77,000.00         ZZ
                                         180         76,810.48          1
                                       8.500            592.06        100
                                       8.250            592.06
    MUSKEGON         MI   49444          5            06/12/01         23
    0432994333                           05           07/16/01          0
    0125438                              O            06/16/16
    0


1


    5212360          W33/G01             F           58,500.00         ZZ
                                         180         58,204.04          1
                                       8.500            449.81        100
                                       8.250            449.81
    DOLTON           IL   60419          1            06/28/01         23
    0432994341                           05           07/28/01          0
    0125453                              O            06/28/16
    0


    5212361          W33/G01             F           70,409.00         ZZ
                                         180         70,273.37          1
                                       8.250            528.96        100
                                       8.000            528.96
    INDIANAPOLIS     IN   46222          5            06/28/01         23
    0432994358                           05           08/02/01          0
    0125458                              O            07/02/16
    0


    5212362          W33/G01             F          280,000.00         ZZ
                                         180        279,240.95          1
                                       8.000          2,054.54        100
                                       7.750          2,054.54
    TERRE HAUTE      IN   47802          5            06/20/01         23
    0432994366                           05           07/25/01          0
    0125486                              O            06/25/16
    0


    5212363          W33/G01             F           84,000.00         ZZ
                                         180         83,775.53          1
                                       8.250            631.06        100
                                       8.000            631.06
    LEXINGTON        KY   40502          1            06/15/01         23
    0432994382                           05           07/15/01          0
    0125505                              O            06/15/16
    0


    5212364          W33/G01             F           77,500.00         ZZ
                                         180         77,301.86          1
                                       8.500            595.91        100
                                       8.250            595.91
    ATHENS           IL   62613          5            06/22/01         23
    0432994390                           05           07/22/01          0
    0125515                              O            06/22/16
    0


    5212365          W33/G01             F           61,051.00         ZZ
                                         180         60,893.66          1
                                       8.250            458.66        100
                                       8.000            458.66
1


    HAZEL CREST      IL   60429          1            06/21/01         23
    0432994416                           05           07/21/01          0
    0125532                              O            06/21/16
    0


    5212366          W33/G01             F          142,900.00         ZZ
                                         180        142,512.62          1
                                       8.000          1,048.55        100
                                       7.750          1,048.55
    SAINT JOE        IN   46785          1            06/29/01         23
    0432994424                           05           07/29/01          0
    0125550                              O            06/29/16
    0


    5212367          W33/G01             F           75,000.00         ZZ
                                         180         74,143.28          1
                                       8.250            727.61        100
                                       8.000            727.61
    WALDRON          IN   46182          1            06/25/01         23
    0432994432                           05           07/25/01          0
    0125560                              O            06/25/16
    0


    5212368          W33/G01             F          182,000.00         ZZ
                                         180        181,649.42          1
                                       8.250          1,367.31        100
                                       8.000          1,367.31
    ELIZABETH        IN   47117          5            06/29/01         23
    0432994440                           05           08/04/01          0
    0125565                              O            07/04/16
    0


    5212369          W33/G01             F          162,855.00         ZZ
                                         180        162,413.53          1
                                       8.000          1,194.97         99
                                       7.750          1,194.97
    HENDERSON        KY   42420          1            06/22/01         23
    0432994457                           05           07/22/01          0
    0125566                              O            06/22/16
    0


    5212371          W33/G01             F           79,995.00         ZZ
                                         180         79,778.16          1
                                       8.000            586.97        100
                                       7.750            586.97
    NEW ALBANY       IN   47150          1            06/28/01         23
    0432994473                           01           07/28/01          0
    0125609                              O            06/28/16
    0
1




    5212372          W33/G01             F           97,551.00         ZZ
                                         180         97,312.11          1
                                       8.500            750.08        103
                                       8.250            750.08
    FORT WAYNE       IN   46804          1            06/28/01         23
    0432994481                           05           07/29/01          0
    0125626                              O            06/29/16
    0


    5212373          W33/G01             F          155,000.00         ZZ
                                         180        154,730.50          1
                                       8.750          1,219.39        100
                                       8.500          1,219.39
    COLUMBIA         KY   42728          5            06/27/01         23
    0432994499                           05           08/01/01          0
    0125669                              O            07/01/16
    0


    5212374          W33/G01             F          180,000.00         ZZ
                                         180        179,602.27          1
                                       9.000          1,448.32        100
                                       8.750          1,448.32
    SAVOY            IL   61874          1            06/29/01         23
    0432994507                           05           07/29/01          0
    0125687                              O            06/29/16
    0


    5212375          W33/G01             F          146,000.00         ZZ
                                         180        145,574.92          1
                                       8.000          1,071.30        100
                                       7.750          1,071.30
    GRANGER          IN   46530          5            06/26/01         23
    0432994515                           05           07/30/01          0
    0125718                              O            06/30/16
    0


    5212376          W33/G01             F          139,900.00         ZZ
                                         180        139,590.87          1
                                       9.000          1,125.67        100
                                       8.750          1,125.67
    EDWARDSBURG      MI   49112          1            06/29/01         23
    0432994523                           05           07/29/01          0
    0125787                              O            06/29/16
    0


    5212377          W33/G01             F           44,000.00         ZZ
                                         180         43,923.49          1
1


                                       8.750            346.15        100
                                       8.500            346.15
    ELKHART          IN   46516          5            06/29/01         23
    0432994531                           05           08/04/01          0
    0125796                              O            07/04/16
    0


    5214622          665/U57             F           83,400.00         ZZ
                                         360         83,317.64          1
                                       9.500            701.27         80
                                       9.250            701.27
    MORROW           GA   30260          1            07/10/01         00
    0433012325                           05           09/01/01          0
    88101700                             N            08/01/31
    0


    5214911          665/U57             F          118,800.00         ZZ
                                         360        118,649.26          1
                                      10.250          1,064.57         90
                                      10.000          1,064.57
    CORPUS CHRISTI   TX   78414          1            06/29/01         23
    0433012481                           05           08/01/01          0
    88102034                             N            07/01/31
    0


    5215063          665/U57             F           69,825.00         ZZ
                                         360         69,672.42          1
                                       7.625            494.22         95
                                       7.375            494.22
    TUCSON           AZ   85746          2            06/14/01         23
    0433012366                           03           08/01/01          0
    88101883                             O            07/01/31
    0


    5215370          665/U57             F           90,000.00         ZZ
                                         360         89,928.15          1
                                      10.500            823.27         90
                                      10.250            823.27
    CLIFTON SPRINGS  NY   14432          1            07/10/01         23
    0433012416                           05           09/01/01          0
    88102151                             O            08/01/31
    0


    5215436          225/U57             F          360,000.00         T
                                         360        359,152.38          1
                                       7.250          2,455.84         88
                                       7.000          2,455.84
    GARDEN CITY      SC   29576          1            06/01/01         27
    0433030921                           05           08/01/01         25
1


    7272095                              O            07/01/31
    0


    5215570          665/U57             F           60,000.00         ZZ
                                         360         59,910.77          1
                                       9.500            504.51         80
                                       9.250            504.51
    KEARNEY          MO   64060          1            06/26/01         00
    0433012309                           05           08/01/01          0
    88102046                             N            07/01/31
    0


    5215610          P57/U56             F           49,600.00         ZZ
                                         360         49,440.80          1
                                      12.150            515.93         80
                                      11.150            515.93
    DETROIT          MI   48234          5            11/07/00         00
    0432993004                           05           12/13/00          0
    9807896                              O            11/13/30
    0


    5215614          P57/U56             F           33,000.00         ZZ
                                         360         32,928.01          1
                                      12.990            364.79         75
                                      11.990            364.79
    DETROIT          MI   48213          5            01/12/01         00
    0432992998                           05           02/12/01          0
    9808647                              N            01/12/31
    0


    5215615          P57/U56             F           30,000.00         ZZ
                                         360         29,935.33          1
                                      12.990            331.63         54
                                      11.990            331.63
    DETROIT          MI   48223          5            01/08/01         00
    0432993038                           05           02/12/01          0
    9808688                              O            01/12/31
    0


    5215616          P57/U56             F           24,000.00         ZZ
                                         180         23,951.76          1
                                      12.750            260.81         80
                                      11.750            260.81
    DETROIT          MI   48234          1            02/21/01         00
    0432992923                           05           03/21/01          0
    9808941                              O            02/21/16
    0


1


    5215777          665/U57             F          458,000.00         ZZ
                                         360        457,383.80          1
                                      10.375          4,146.76         79
                                      10.125          4,146.76
    LOS ANGELES      CA   90046          1            06/14/01         00
    0433012382                           05           08/01/01          0
    88102007                             O            07/01/31
    0


    5215966          665/U57             F          248,000.00         ZZ
                                         360        247,579.81          1
                                       8.875          1,973.20         79
                                       8.625          1,973.20
    CHICAGO          IL   60640          5            06/27/01         00
    0433012531                           05           08/01/01          0
    88102135                             O            07/01/31
    0


    5216555          Q64/U57             F          106,200.00         ZZ
                                         360        106,103.10          1
                                       9.875            922.19         90
                                       9.375            922.19
    POWDER SPRINGS   GA   30127          5            07/12/01         23
    0433080488                           05           09/01/01          0
    3620589006                           O            08/01/31
    0


    5216743          665/U57             F          327,200.00         ZZ
                                         360        326,762.14          1
                                      10.000          2,871.41         80
                                       9.750          2,871.41
    ALTADENA         CA   91001          1            06/18/01         00
    0433012374                           05           08/01/01          0
    88101878                             O            07/01/31
    0


    5216786          665/U57             F          220,800.00         ZZ
                                         360        220,416.12          1
                                       8.750          1,737.03         80
                                       8.500          1,737.03
    BAY POINT        CA   94565          1            06/26/01         00
    0433012424                           05           08/01/01          0
    88101981                             O            07/01/31
    0


    5216825          U77/U56             F           80,750.00         ZZ
                                         180         80,582.07          2
                                      11.990            829.99         85
                                      11.490            829.99
1


    GREENSBORO       NC   27401          1            03/21/01         23
    0433011236                           05           04/22/01          0
    10076                                N            03/22/16
    0


    5216826          W47/U56             F          117,300.00         ZZ
                                         180        117,056.75          1
                                      11.250          1,139.29         85
                                      10.750          1,139.29
    CHICAGO          IL   60651          5            03/14/01         23
    0433003316                           05           05/01/01          0
    1030089                              O            04/01/16
    0


    5216829          K15/U57             F          290,200.00         ZZ
                                         360        289,711.79          1
                                      10.296          2,610.41         85
                                       9.796          2,610.41
    CARMEL           NY   10512          5            05/14/01         23
    0433003969                           05           07/01/01          0
    27305304656                          O            06/01/31
    0


    5216832          W47/U57             F          139,825.00         ZZ
                                         180        139,596.74          1
                                      11.490          1,383.61         85
                                      10.990          1,383.61
    MINNEAPOLIS      MN   55408          5            05/23/01         23
    0433003027                           05           06/29/01          0
    MN010427                             O            05/29/16
    0


    5216904          665/U57             F           44,965.00         ZZ
                                         360         44,910.93          1
                                      10.500            411.31         89
                                      10.250            411.31
    CLYDE            NC   28721          1            06/28/01         23
    0433012457                           05           08/01/01          0
    88102102                             N            07/01/31
    0


    5217322          696/G01             F          274,050.00         ZZ
                                         360        273,661.91          1
                                       7.750          1,963.33         80
                                       7.500          1,963.33
    UPPER MARLBORO   MD   20772          1            07/26/01         00
    0433006665                           03           09/01/01          0
    30100197                             O            08/01/31
    0
1




    5217901          665/U57             F          208,000.00         ZZ
                                         360        207,647.58          1
                                       8.875          1,654.94         79
                                       8.625          1,654.94
    CLOVIS           CA   93611          2            06/25/01         00
    0433013356                           05           08/01/01          0
    88102140                             O            07/01/31
    0


    5219933          E22/G01             F          252,000.00         ZZ
                                         360        251,677.52          1
                                       8.250          1,893.19         80
                                       8.000          1,893.19
    SAN DIEGO        CA   92131          1            07/25/01         00
    0412840035                           01           09/01/01          0
    0412840035                           O            08/01/31
    0


    5219949          E22/G01             F           46,000.00         ZZ
                                         360         45,946.88          1
                                       8.750            361.88         80
                                       8.500            361.88
    HOUSTON          TX   77072          1            07/27/01         00
    0412851065                           09           09/01/01          0
    0412851065                           O            08/01/31
    0


    5220087          665/U57             F           70,400.00         ZZ
                                         360         70,334.05          2
                                       9.750            604.84         80
                                       9.500            604.84
    MURFREESBORO     TN   37130          1            07/03/01         00
    0433012341                           05           09/01/01          0
    88102089                             N            08/01/31
    0


    5220104          665/U57             F          234,000.00         ZZ
                                         360        233,603.53          1
                                       8.875          1,861.81         90
                                       8.625          1,861.81
    PITTSBURG        CA   94565          1            06/21/01         23
    0433012432                           05           08/01/01          0
    88101939                             O            07/01/31
    0


    5220197          665/U57             F          167,500.00         ZZ
                                         360        167,201.19          1
1


                                       8.625          1,302.80         80
                                       8.375          1,302.80
    MODESTO          CA   95357          1            06/27/01         00
    0433012333                           05           08/01/01          0
    88102086                             O            07/01/31
    0


    5220240          665/U57             F          152,000.00         ZZ
                                         360        151,857.60          4
                                       9.750          1,305.91         80
                                       9.500          1,305.91
    MURFREESBORO     TN   37130          1            07/03/01         00
    0433012515                           05           09/01/01          0
    88102104                             N            08/01/31
    0


    5222160          T08/U57             F          276,000.00         ZZ
                                         360        275,689.40          1
                                       8.875          2,195.98         80
                                       8.625          2,195.98
    WINTER SPRINGS   FL   32708          5            07/02/01         00
    0432994838                           03           09/01/01          0
    11016774                             O            08/01/31
    0


    5222161          T08/U57             F          190,000.00         ZZ
                                         360        189,762.98          1
                                       8.375          1,444.14         95
                                       8.125          1,444.14
    APOPKA           FL   32712          1            07/06/01         01
    0432995074                           05           09/01/01         30
    11017168                             O            08/01/31
    0


    5222162          T08/U57             F           57,950.00         ZZ
                                         360         57,871.80          1
                                      12.500            618.48         95
                                      12.250            618.48
    LEESBURG         FL   34788          1            07/06/01         23
    0432995090                           05           09/01/01          0
    11017172                             N            08/01/31
    0


    5222163          T08/U57             F           79,800.00         ZZ
                                         360         79,704.03          1
                                      10.500            729.96         95
                                      10.250            729.96
    FORT LAUDERDALE  FL   33311          1            07/03/01         23
    0432995108                           05           08/01/01          0
1


    11070931                             O            07/01/31
    0


    5222164          T08/U57             F          161,405.00         ZZ
                                         360        161,301.34          1
                                      11.500          1,598.38         95
                                      11.250          1,598.38
    MARGATE          FL   33063          1            07/09/01         23
    0432995116                           05           09/01/01          0
    11070936                             O            08/01/31
    0


    5222165          T08/U57             F           80,750.00         ZZ
                                         360         80,671.84          1
                                      11.500            799.66         95
                                      11.250            799.66
    WEST PALM BEACH  FL   33407          1            06/29/01         23
    0432995124                           05           08/01/01          0
    11091365                             N            07/01/31
    0


    5222166          T08/U57             F          101,313.00         ZZ
                                         360        100,897.91          1
                                       7.750            725.82         97
                                       7.500            725.82
    NEW PORT RICHEY  FL   34653          1            07/03/01         11
    0432995710                           05           08/01/01         30
    11110755                             O            07/01/31
    0


    5222167          T08/U57             F          143,172.00         ZZ
                                         360        142,874.46          1
                                       7.875          1,038.10         97
                                       7.625          1,038.10
    JACKSONVILLE     FL   32244          1            07/06/01         01
    0432995132                           03           08/01/01         35
    11150725                             O            07/01/31
    0


    5222168          T08/U57             F          100,225.00         ZZ
                                         360        100,063.78          1
                                       9.125            815.46         95
                                       8.875            815.46
    UMATILLA         FL   32784          1            06/29/01         10
    0432995728                           05           08/01/01         30
    11180442                             O            07/01/31
    0


1


    5222169          T08/U57             F          137,750.00         ZZ
                                         360        137,642.97          1
                                      10.625          1,272.94         95
                                      10.375          1,272.94
    FRUITLAND PARK   FL   34731          1            07/11/01         23
    0432995140                           05           09/01/01          0
    11180519                             O            08/01/31
    0


    5222170          T08/U57             F           70,500.00         ZZ
                                         360         70,405.08          1
                                       8.000            517.30         70
                                       7.750            517.30
    LONGWOOD         FL   32750          2            07/06/01         00
    0432995157                           05           09/01/01          0
    11210253                             O            08/01/31
    0


    5222171          T08/U57             F          305,000.00         ZZ
                                         360        304,066.40          1
                                       9.500          2,564.61         68
                                       9.250          2,564.61
    WINDERMERE       FL   34786          1            07/06/01         00
    0432995173                           03           09/01/01          0
    11210258                             O            08/01/31
    0


    5222172          T08/U57             F          171,150.00         ZZ
                                         360        170,696.44          1
                                       7.250          1,167.54         95
                                       7.000          1,167.54
    CASSELBERRY      FL   32707          1            06/29/01         11
    0432995736                           03           08/01/01         25
    14010482                             O            07/01/31
    0


    5222173          T08/U57             F          134,000.00         ZZ
                                         360        133,772.98          1
                                       8.875          1,066.16         95
                                       8.625          1,066.16
    CLERMONT         FL   34711          1            06/28/01         11
    0432995744                           03           08/01/01         30
    14010550                             O            07/01/31
    0


    5222174          T08/U57             F          152,800.00         ZZ
                                         360        152,289.46          1
                                       8.000          1,121.19         95
                                       7.750          1,121.19
1


    ORLANDO          FL   32809          1            06/28/01         11
    0432995751                           03           08/01/01         30
    14010575                             O            07/01/31
    0


    5222175          T08/U57             F          130,850.00         ZZ
                                         360        130,578.08          1
                                       7.875            948.75         80
                                       7.625            948.75
    ORLANDO          FL   32809          1            06/29/01         00
    0432995207                           03           08/01/01          0
    14010585                             O            07/01/31
    0


    5222176          T08/U57             F          188,800.00         ZZ
                                         360        188,341.50          1
                                       7.250          1,287.95         95
                                       7.000          1,287.95
    ORLANDO          FL   32809          1            06/28/01         11
    0432995769                           03           08/01/01         25
    14010587                             O            07/01/31
    0


    5222177          T08/U57             F          133,950.00         ZZ
                                         360        133,704.83          1
                                       8.500          1,029.96         95
                                       8.250          1,029.96
    CLERMONT         FL   34711          1            06/29/01         04
    0432995777                           03           08/01/01         30
    14010710                             O            07/01/31
    0


    5222178          T08/U57             F          143,200.00         ZZ
                                         360        142,076.08          1
                                       7.000            952.71         86
                                       6.750            952.71
    ORLANDO          FL   32809          1            06/29/01         04
    0432995785                           03           08/01/01         30
    14010722                             O            07/01/31
    0


    5222179          T08/U57             F          163,679.00         ZZ
                                         360        163,355.62          1
                                       8.125          1,215.31         90
                                       7.875          1,215.31
    ORLANDO          FL   32809          1            06/28/01         11
    0432995793                           03           08/01/01         25
    14010771                             O            07/01/31
    0
1




    5222180          T08/U57             F          143,750.00         ZZ
                                         360        143,260.63          1
                                       7.250            980.63         94
                                       7.000            980.63
    LAKE MARY        FL   32746          1            06/29/01         10
    0432995801                           03           08/01/01         30
    14010778                             O            07/01/31
    0


    5222181          T08/U57             F          123,150.00         ZZ
                                         360        122,857.12          1
                                       8.625            957.85         80
                                       8.375            957.85
    LAKE MARY        FL   32746          1            06/29/01         00
    0432995215                           03           08/01/01          0
    14010795                             O            07/01/31
    0


    5222182          T08/U57             F          215,000.00         ZZ
                                         360        214,076.93          1
                                       8.125          1,596.37        100
                                       7.875          1,596.37
    ORLANDO          FL   32809          1            06/29/01         11
    0432995827                           03           08/01/01         40
    14010804                             O            07/01/31
    0


    5222183          T08/U57             F           75,050.00         ZZ
                                         360         74,551.02          1
                                       8.000            550.69         95
                                       7.750            550.69
    ORLANDO          FL   32807          1            07/03/01         10
    0432995835                           05           08/01/01         30
    14020164                             O            07/01/31
    0


    5222184          T08/U57             F           68,800.00         ZZ
                                         360         68,153.61          1
                                       8.875            547.40         80
                                       8.625            547.40
    JACKSONVILLE     FL   32244          1            06/28/01         00
    0432995249                           03           08/01/01          0
    21030062                             N            07/01/31
    0


    5222185          T08/U57             F           64,000.00         ZZ
                                         360         63,909.69          1
1


                                       9.750            549.86         80
                                       9.500            549.86
    INDIANAPOLIS     IN   46201          1            07/03/01         00
    0432995256                           05           08/01/01          0
    21050102                             N            07/01/31
    0


    5222186          T08/U57             F           42,640.00         T
                                         360         42,365.09          1
                                       8.500            327.86         80
                                       8.250            327.86
    ORLANDO          FL   32535          1            05/31/01         00
    0432995264                           05           07/01/01          0
    21050123                             O            06/01/31
    0


    5222187          T08/U57             F          148,200.62         ZZ
                                         360        147,973.70          1
                                       9.375          1,232.66         95
                                       9.125          1,232.66
    COTTONWOOD       CA   96022          2            06/26/01         23
    0432995280                           27           08/01/01          0
    21050174                             O            07/01/31
    0


    5222188          T08/U57             F          193,030.00         ZZ
                                         360        192,483.32          1
                                       8.000          1,416.39         97
                                       7.750          1,416.39
    MORENO VALLEY    CA   92555          1            06/29/01         01
    0432995298                           05           08/01/01         35
    21050255                             O            07/01/31
    0


    5222189          T08/U57             F           86,400.00         ZZ
                                         360         86,290.99          1
                                      11.625            863.86         90
                                      11.375            863.86
    ROCKY MOUNT      NC   27801          1            06/04/01         01
    0432995306                           27           07/01/01         30
    21050264                             N            06/01/31
    0


    5222190          T08/U57             F          139,500.00         ZZ
                                         360        138,373.77          1
                                       8.625          1,085.02         90
                                       8.375          1,085.02
    RALEIGH          NC   27610          5            06/29/01         01
    0432995322                           05           08/01/01         25
1


    21050287                             O            07/01/31
    0


    5222191          T08/U57             F           57,600.00         T
                                         360         57,477.26          1
                                       7.750            412.65         80
                                       7.500            412.65
    ORIENTAL         NC   28571          5            06/29/01         00
    0432995330                           05           08/01/01          0
    21050288                             O            07/01/31
    0


    5222192          T08/U57             F          112,000.00         ZZ
                                         360        111,789.70          3
                                       8.375            851.28         70
                                       8.125            851.28
    RALEIGH          NC   27610          2            06/29/01         00
    0432995348                           05           08/01/01          0
    21050289                             N            07/01/31
    0


    5222193          T08/U57             F           60,922.00         ZZ
                                         360         60,792.18          1
                                       7.750            436.45         85
                                       7.500            436.45
    RALEIGH          NC   27610          5            06/29/01         10
    0432995850                           05           08/01/01         25
    21050290                             N            07/01/31
    0


    5222194          T08/U57             F          128,250.00         ZZ
                                         360        128,073.75          1
                                       9.875          1,113.66         95
                                       9.625          1,113.66
    CASSELBERRY      FL   32707          1            06/29/01         23
    0432995355                           03           08/01/01          0
    21060010                             O            07/01/31
    0


    5222195          T08/U57             F           92,055.00         ZZ
                                         360         91,931.05          1
                                       8.000            675.47         95
                                       7.750            675.47
    CAPE CORAL       FL   33914          1            07/12/01         01
    0432995363                           05           09/01/01         30
    21060029                             O            08/01/31
    0


1


    5222196          T08/U57             F          526,500.00         ZZ
                                         360        525,899.01          1
                                      10.750          4,914.78         90
                                      10.500          4,914.78
    ORLANDO          FL   32825          5            06/25/01         23
    0432995371                           05           08/01/01          0
    21060035                             O            07/01/31
    0


    5222197          T08/U57             F           77,310.00         ZZ
                                         360         77,188.83          1
                                       9.250            636.01         90
                                       9.000            636.01
    GREEN COVE SPRI  FL   32043          1            06/29/01         04
    0432995876                           05           08/01/01         25
    21060068                             N            07/01/31
    0


    5222198          T08/U57             F          145,500.00         ZZ
                                         360        144,544.09          1
                                       7.125            980.26         97
                                       6.875            980.26
    INDIANAPOLIS     IN   46236          1            07/10/01         11
    0432995884                           05           09/01/01         40
    21060093                             O            08/01/31
    0


    5222199          T08/U57             F          101,625.00         ZZ
                                         360        101,261.88          1
                                      10.125            901.23         97
                                       9.875            901.23
    ORLANDO          FL   32818          1            07/06/01         10
    0432995892                           05           08/01/01         35
    21060103                             O            07/01/31
    0


    5222200          T08/U57             F          112,000.00         ZZ
                                         360        111,749.03          1
                                       7.500            783.12         79
                                       7.250            783.12
    COLORADO SPRING  CO   80915          5            07/03/01         00
    0432995389                           05           09/01/01          0
    21060133                             O            08/01/31
    0


    5222201          T08/U57             F          118,340.00         ZZ
                                         360        117,993.65          1
                                       8.250            889.05         97
                                       8.000            889.05
1


    PALMDALE         CA   93550          1            07/06/01         01
    0432995397                           05           09/01/01         35
    21060170                             O            08/01/31
    0


    5222202          T08/U57             F           81,900.00         ZZ
                                         360         81,836.36          1
                                      10.625            756.84         90
                                      10.375            756.84
    ORLANDO          FL   32811          5            07/03/01         23
    0432995405                           05           09/01/01          0
    21060172                             O            08/01/31
    0


    5222203          T08/U57             F          133,000.00         ZZ
                                         360        132,519.16          1
                                      10.625          1,229.05         95
                                      10.375          1,229.05
    MIAMI            FL   33187          1            07/05/01         10
    0432995900                           05           09/01/01         30
    21060183                             O            08/01/31
    0


    5222204          T08/U57             F           99,261.00         ZZ
                                         360         98,961.91          1
                                       8.000            728.34         90
                                       7.750            728.34
    ORLANDO          FL   32809          1            07/02/01         04
    0432995926                           05           08/01/01         17
    21060193                             O            07/01/31
    0


    5222205          T08/U57             F          191,425.00         ZZ
                                         360        191,154.88          1
                                       9.750          1,644.64         95
                                       9.500          1,644.64
    JACKSONVILLE     FL   32224          1            07/05/01         23
    0432995421                           03           08/01/01          0
    21060201                             O            07/01/31
    0


    5222206          T08/U57             F          120,000.00         ZZ
                                         360        119,854.09          1
                                       8.500            922.70         65
                                       8.250            922.70
    AURORA           CO   80014          5            07/02/01         00
    0432995439                           05           09/01/01          0
    21060207                             O            08/01/31
    0
1




    5222207          T08/U57             F          304,000.00         ZZ
                                         360        303,770.08          1
                                      10.750          2,837.78         95
                                      10.500          2,837.78
    MIAMI            FL   33015          1            07/05/01         23
    0432995447                           05           09/01/01          0
    21060236                             O            08/01/31
    0


    5222208          T08/U57             F           79,200.00         ZZ
                                         360         79,119.03          1
                                      11.250            769.24         90
                                      11.000            769.24
    ORLANDO          FL   32808          1            06/29/01         01
    0432995454                           05           08/01/01         30
    21060237                             O            07/01/31
    0


    5222209          T08/U57             F          106,200.00         ZZ
                                         360        106,005.61          1
                                       8.500            816.59         90
                                       8.250            816.59
    LONGWOOD         FL   32750          2            07/03/01         04
    0432995942                           05           08/01/01         30
    21060266                             O            07/01/31
    0


    5222210          T08/U57             F           85,500.00         ZZ
                                         360         85,021.84          1
                                       8.000            627.37         95
                                       7.750            627.37
    ORLANDO          FL   32822          1            07/03/01         04
    0432995959                           05           08/01/01         25
    21060273                             O            07/01/31
    0


    5222211          T08/U57             F          400,000.00         ZZ
                                         360        399,433.53          1
                                       7.750          2,865.65         72
                                       7.500          2,865.65
    ORLANDO          FL   32809          2            07/03/01         00
    0432995462                           03           09/01/01          0
    21060275                             O            08/01/31
    0


    5222212          T08/U57             F           65,450.00         T
                                         360         65,204.76          1
1


                                       8.875            520.75         95
                                       8.625            520.75
    ORLANDO          FL   32819          1            07/09/01         04
    0432995967                           05           09/01/01         30
    21060290                             O            08/01/31
    0


    5222213          T08/U57             F          121,600.00         ZZ
                                         360        121,369.56          1
                                       8.500            935.00         95
                                       8.250            935.00
    MIAMI            FL   33165          5            07/03/01         01
    0432995470                           05           09/01/01         35
    21060300                             O            08/01/31
    0


    5222214          T08/U57             F           57,600.00         ZZ
                                         360         57,352.56          1
                                       7.500            402.75         90
                                       7.250            402.75
    CRAWFORDVILLE    FL   32327          5            06/25/01         11
    0432996007                           27           08/01/01         25
    21060302                             O            07/01/31
    0


    5222215          T08/U57             F          220,000.00         ZZ
                                         360        219,597.33          1
                                       8.500          1,691.61         80
                                       8.250          1,691.61
    CORAL SPRINGS    FL   33076          1            07/05/01         00
    0432995488                           03           08/01/01          0
    21060305                             O            07/01/31
    0


    5222216          T08/U57             F          188,000.00         ZZ
                                         360        187,390.56          1
                                       7.500          1,314.52         79
                                       7.250          1,314.52
    ORLANDO          FL   32835          5            07/05/01         00
    0432995496                           03           09/01/01          0
    21060315                             O            08/01/31
    0


    5222217          T08/U57             F           88,000.00         ZZ
                                         360         87,900.96          1
                                       8.875            700.17         80
                                       8.625            700.17
    MIAMI BEACH      FL   33139          1            07/09/01         00
    0432995504                           01           09/01/01          0
1


    21060316                             O            08/01/31
    0


    5222218          T08/U57             F           72,500.00         ZZ
                                         360         72,367.31          1
                                       8.500            557.46        100
                                       8.250            557.46
    SPRINGFIELD      MO   65804          1            07/06/01         01
    0432995512                           05           08/01/01         35
    21060329                             O            07/01/31
    0


    5222219          T08/U57             F          206,000.00         ZZ
                                         360        205,622.96          1
                                       8.500          1,583.96         65
                                       8.250          1,583.96
    ORLANDO          FL   32835          4            06/29/01         00
    0432995538                           03           08/01/01          0
    21060333                             O            07/01/31
    0


    5222220          T08/U57             F           47,550.00         ZZ
                                         360         47,402.13          1
                                      10.000            417.29         75
                                       9.750            417.29
    INDIANAPOLIS     IN   46218          1            07/03/01         00
    0432995546                           05           08/01/01          0
    21060342                             O            07/01/31
    0


    5222221          T08/U57             F          147,250.00         ZZ
                                         360        147,006.88          1
                                       9.000          1,184.81         95
                                       8.750          1,184.81
    INDIANAPOLIS     IN   46236          1            06/29/01         23
    0432995553                           05           08/01/01          0
    21060343                             O            07/01/31
    0


    5222222          T08/U57             F           63,650.00         ZZ
                                         360         63,393.76          1
                                       9.750            546.85         95
                                       9.500            546.85
    TALLAHASSEE      FL   32310          1            07/03/01         10
    0432996056                           05           08/01/01         30
    21060355                             O            07/01/31
    0


1


    5222223          T08/U57             F          231,200.00         ZZ
                                         360        230,401.93          1
                                      10.500          2,114.88         90
                                      10.250          2,114.88
    MIRAMAR          FL   33029          1            07/11/01         23
    0432995561                           03           09/01/01          0
    21060356                             O            08/01/31
    0


    5222224          T08/U57             F           89,100.00         ZZ
                                         360         88,891.13          1
                                      10.250            798.43         90
                                      10.000            798.43
    HUBBARD          OH   44425          1            07/10/01         23
    0432995579                           05           09/01/01          0
    21060365                             O            08/01/31
    0


    5222225          T08/U57             F          193,800.00         ZZ
                                         360        193,532.39          1
                                       7.875          1,405.18         95
                                       7.625          1,405.18
    LONGWOOD         FL   32779          1            07/09/01         04
    0432996072                           03           09/01/01         30
    21060371                             O            08/01/31
    0


    5222226          T08/U57             F           36,900.00         ZZ
                                         360         36,845.11          1
                                       9.500            310.28         90
                                       9.250            310.28
    GAINESVILLE      FL   32608          1            07/09/01         23
    0432995587                           01           08/01/01          0
    21060377                             N            07/01/31
    0


    5222227          T08/U57             F           94,500.00         ZZ
                                         360         94,416.03          1
                                      10.000            829.31         90
                                       9.750            829.31
    ORLANDO          FL   32809          5            07/06/01         23
    0432995595                           05           09/01/01          0
    21060380                             O            08/01/31
    0


    5222228          T08/U57             F          128,155.00         ZZ
                                         360        127,995.14          1
                                       8.375            974.07         95
                                       8.125            974.07
1


    ORLANDO          FL   32825          1            07/10/01         04
    0432996080                           05           09/01/01         30
    21060389                             O            08/01/31
    0


    5222229          T08/U57             F           91,200.00         ZZ
                                         360         91,089.11          1
                                       8.500            701.25         80
                                       8.250            701.25
    BERLIN CENTER    OH   44401          1            07/06/01         00
    0432995603                           05           09/01/01          0
    21060396                             O            08/01/31
    0


    5222230          T08/U57             F          171,000.00         ZZ
                                         360        170,874.13          1
                                      10.875          1,612.34         95
                                      10.625          1,612.34
    DENVER           CO   80205          1            07/06/01         23
    0432995629                           05           09/01/01          0
    21060399                             O            08/01/31
    0


    5222231          T08/U57             F           64,000.00         ZZ
                                         360         63,889.49          1
                                       6.750            415.10         37
                                       6.500            415.10
    LONGWOOD         FL   32750          5            07/05/01         00
    0432995645                           05           09/01/01          0
    21060403                             O            08/01/31
    0


    5222232          T08/U57             F           71,100.00         ZZ
                                         360         71,007.36          1
                                      10.125            630.53         89
                                       9.875            630.53
    ORLANDO          FL   32811          5            07/03/01         23
    0432995652                           05           08/01/01          0
    21060404                             O            07/01/31
    0


    5222233          T08/U57             F          150,000.00         ZZ
                                         360        149,528.69          1
                                       7.500          1,048.82         83
                                       7.250          1,048.82
    LAKELAND         FL   33811          5            07/06/01         01
    0432995660                           05           09/01/01         12
    21060409                             O            08/01/31
    0
1




    5222234          T08/U57             F          148,500.00         ZZ
                                         360        148,248.41          1
                                       8.875          1,181.53        100
                                       8.625          1,181.53
    KISSIMMEE        FL   34743          1            07/06/01         01
    0432995678                           03           08/01/01         35
    21070003                             O            07/01/31
    0


    5222235          T08/U57             F          102,400.00         ZZ
                                         360        102,230.37          1
                                       8.250            769.30         66
                                       8.000            769.30
    DELAND           FL   32724          1            07/12/01         00
    0432995686                           05           09/01/01          0
    21070080                             O            08/01/31
    0


    5225853          950/G01             F          152,000.00         ZZ
                                         360        151,790.09          1
                                       7.875          1,102.11         80
                                       7.625          1,102.11
    EVERETT          WA   98205          2            07/30/01         00
    0433126059                           03           09/01/01          0
    E4106058                             O            08/01/31
    0


    5235454          994/X14             F          433,000.00         ZZ
                                         360        431,290.57          1
                                       7.250          2,953.82         73
                                       7.000          2,953.82
    IOWA CITY        IA   52246          5            04/25/01         00
    0080513609                           05           06/01/01          0
    0080513609                           O            05/01/31
    0


    5235455          994/X14             F          535,000.00         ZZ
                                         360        533,315.41          1
                                       7.250          3,649.64         74
                                       7.000          3,649.64
    SAN JOSE         CA   95129          5            05/01/01         00
    0218252942                           05           07/01/01          0
    0218252942                           O            06/01/31
    0


    5237967          E22/G01             F          172,000.00         ZZ
                                         360        171,750.23          1
1


                                       7.625          1,217.41         80
                                       7.375          1,217.41
    HAWTHORNE        CA   90250          2            07/23/01         00
    0412847881                           05           09/01/01          0
    0412847881                           O            08/01/31
    0


    5238029          E22/G01             F          132,000.00         ZZ
                                         360        131,835.33          1
                                       8.375          1,003.30         80
                                       8.125          1,003.30
    FORT LAUDERDALE  FL   33308          1            07/31/01         00
    0412870784                           05           09/01/01          0
    0412870784                           O            08/01/31
    0


    5239140          L99/U57             F           33,300.00         ZZ
                                         360         33,236.18          1
                                      10.750            310.85         90
                                      10.250            310.85
    KENNER           LA   70065          1            04/06/01         23
    0433011467                           05           06/01/01          0
    210506                               N            05/01/31
    0


    5239141          U77/U56             F          176,250.00         ZZ
                                         360        175,955.96          1
                                      11.390          1,730.61         72
                                      10.890          1,730.61
    MOUNT HOLLY      NC   28120          5            05/17/01         00
    0433040078                           05           06/23/01          0
    3577                                 O            05/23/31
    0


    5239142          U77/U56             F           68,000.00         ZZ
                                         180         67,877.89          1
                                       9.990            596.25         85
                                       9.490            596.25
    GASTONIA         NC   28052          5            05/25/01         23
    0433013190                           05           07/01/01          0
    3607                                 N            06/01/16
    0


    5239143          U45/U57             F           64,800.00         ZZ
                                         360         64,637.83          1
                                      10.375            586.70         90
                                       9.875            586.70
    LONG BEACH       MS   39560          5            03/22/01         23
    0433033297                           05           05/01/01          0
1


    45276004                             O            04/01/31
    0


    5239144          R84/U56             F           29,750.00         ZZ
                                         360         29,706.96          1
                                      11.000            283.32         81
                                      10.500            283.32
    GILBERT          LA   71336          5            05/31/01         23
    0433040847                           05           07/05/01          0
    R0105155                             O            06/05/31
    0


    5240769          964/G01             F          124,000.00         ZZ
                                         360        123,907.97          1
                                       7.500            867.03         80
                                       7.250            867.03
    SPARKS           NV   89436          2            08/03/01         00
    0433081239                           05           10/01/01          0
    112650                               O            09/01/31
    0


    5246466          E22/G01             F          215,920.00         ZZ
                                         360        215,614.22          1
                                       7.750          1,546.88         80
                                       7.500          1,546.88
    AURORA           CO   80013          1            08/01/01         00
    0412875379                           05           09/01/01          0
    0412875379                           O            08/01/31
    0


    5248458          W02/U57             F          116,100.00         ZZ
                                         360        115,973.28          1
                                      10.950          1,101.27         90
                                      10.450          1,101.27
    BAY CITY         MI   48706          1            07/20/01         23
    0433028297                           05           08/20/01          0
    1000323988                           O            07/20/31
    0


    5248780          E22/G01             F          330,800.00         ZZ
                                         360        330,572.35          1
                                       7.875          2,398.53         80
                                       7.625          2,398.53
    HAYWARD          CA   94541          1            07/30/01         00
    0412867947                           05           10/01/01          0
    0412867947                           O            09/01/31
    0


1


    5250704          W02/U56             F           35,000.00         ZZ
                                         180         34,733.90          1
                                       9.550            366.54         72
                                       9.050            366.54
    HOMOSASSA        FL   34446          5            07/09/01         00
    0433033131                           27           08/13/01          0
    10000284165                          O            07/13/16
    0


    5251298          623/U57             F          465,000.00         ZZ
                                         360        464,419.93          1
                                       8.375          3,534.34         85
                                       8.125          3,534.34
    CAREFREE         AZ   85331          2            07/10/01         23
    0433023587                           03           09/01/01          0
    1936104                              O            08/01/31
    0


    5253667          461/U57             F          396,000.00         ZZ
                                         360        395,698.67          1
                                       7.375          2,735.08         76
                                       7.125          2,735.08
    SAN JUAN CAPIST  CA   92675          2            07/20/01         00
    0433077013                           05           10/01/01          0
    9030645428                           O            09/01/31
    0


    5253669          461/U57             F          375,000.00         ZZ
                                         360        374,427.54          1
                                       7.375          2,590.04         80
                                       7.125          2,590.04
    FREMONT          CA   94538          2            07/16/01         00
    0433041290                           05           09/01/01          0
    9030534432                           O            08/01/31
    0


    5253679          461/U57             F          300,000.00         ZZ
                                         360        299,542.04          1
                                       7.375          2,072.03         80
                                       7.125          2,072.03
    SAN DIEGO        CA   92110          5            07/14/01         00
    0433077096                           01           09/01/01          0
    9030597462                           O            08/01/31
    0


    5253683          461/U57             F          300,000.00         ZZ
                                         360        299,564.34          1
                                       7.625          2,123.39         80
                                       7.375          2,123.39
1


    SAN JOSE         CA   95111          5            07/17/01         00
    0433077195                           05           09/01/01          0
    9030693691                           O            08/01/31
    0


    5257854          Q64/U57             F           48,000.00         ZZ
                                         360         47,943.80          1
                                      10.625            443.57         80
                                      10.125            443.57
    CHARLESTON       SC   29406          5            06/29/01         00
    0433128329                           05           08/01/01          0
    102087608                            N            07/01/31
    0


    5258855          624/U57             F          175,000.00         ZZ
                                         360        174,083.16          1
                                       6.750          1,135.05         45
                                       6.250          1,135.05
    ARROYO GRANDE    CA   93420          5            03/29/01         00
    0433013729                           27           05/01/01          0
    72014610453F                         O            04/01/31
    0


    5259888          Q64/U57             F           58,500.00         ZZ
                                         360         58,452.01          1
                                      10.375            529.67         90
                                       9.875            529.67
    GRAY             TN   37615          1            07/26/01         23
    0433020658                           05           09/01/01          0
    0302205406                           O            08/01/31
    0


    5261243          K15/U57             F           25,200.00         ZZ
                                         180         25,101.20          1
                                      12.274            306.90         70
                                      11.774            306.90
    HADLEY           PA   16130          5            07/26/01         00
    0433022449                           05           09/01/01          0
    002710005303249                      O            08/01/16
    0


    5265518          E22/G01             F          161,600.00         ZZ
                                         360        161,365.34          1
                                       7.625          1,143.79         80
                                       7.375          1,143.79
    PALM SPRINGS     CA   92262          2            07/31/01         00
    0412803140                           05           09/01/01          0
    0412803140                           O            08/01/31
    0
1




    5265604          E22/G01             F          229,600.00         ZZ
                                         360        229,433.83          1
                                       7.625          1,625.09         80
                                       7.375          1,625.09
    BRENTWOOD        CA   94513          1            08/01/01         00
    0412877417                           05           10/01/01          0
    0412877417                           O            09/01/31
    0


    5266110          286/286             F          306,000.00         ZZ
                                         360        305,279.54          1
                                       7.250          2,087.46         68
                                       7.000          2,087.46
    ANAHEIM          CA   92808          5            06/22/01         00
    9848234                              05           08/01/01          0
    9848234                              O            07/01/31
    0


    5267098          286/286             F          472,050.00         ZZ
                                         360        471,311.27          1
                                       7.250          3,220.22         80
                                       7.000          3,220.22
    HOPEWELL         NJ   08525          1            07/06/01         00
    415747                               05           09/01/01          0
    415747                               O            08/01/31
    0


    5270679          W53/U56             F          103,200.00         ZZ
                                         360        102,898.92          1
                                       9.650            879.08         80
                                       9.150            879.08
    ALEXANDRIA       VA   22304          5            03/22/01         00
    0433130911                           07           05/01/01          0
    5200379900                           O            04/01/31
    0


    5272179          E86/U57             F          304,000.00         ZZ
                                         360        303,535.94          1
                                       7.375          2,099.65         95
                                       7.125          2,099.65
    MANORVILLE       NY   11949          1            07/05/01         04
    0433037017                           05           09/01/01         30
    1                                    O            08/01/31
    0


    5272389          E86/U57             F          356,000.00         ZZ
                                         360        355,469.95          1
1


                                       7.500          2,489.20         77
                                       7.250          2,489.20
    WHITE PLAINS     NY   10605          5            07/06/01         00
    0433035847                           05           09/01/01          0
    1                                    O            08/01/31
    0


    5273022          696/G01             F          320,000.00         ZZ
                                         360        319,600.82          1
                                       8.375          2,432.23         80
                                       8.125          2,432.23
    ARLINGTON        VA   22205          1            08/03/01         00
    0433052321                           05           09/01/01          0
    25201090                             O            08/01/31
    0


    5276093          J95/J95             F          452,000.00         ZZ
                                         180        446,307.11          1
                                       7.125          4,094.36         80
                                       6.875          4,094.36
    OAKTON           VA   22124          5            05/18/01         00
    0020187977                           05           07/01/01          0
    0020187977                           O            06/01/16
    0


    5276196          E86/U57             F          386,200.00         ZZ
                                         360        385,417.41          1
                                       8.000          2,833.80         75
                                       7.750          2,833.80
    GLENVIEW         IL   60025          5            07/06/01         00
    0433037033                           05           08/01/01          0
    128013                               O            07/01/31
    0


    5277550          180/U57             F          462,000.00         ZZ
                                         180        449,123.73          1
                                       7.500          4,282.80         31
                                       7.250          4,282.80
    NEW VERNON       NJ   07976          5            12/22/00         00
    0433036662                           05           02/01/01          0
    20102943                             O            01/01/16
    0


    5277551          A38/U57             F          171,000.00         ZZ
                                         360        170,800.87          1
                                      11.990          1,757.62         60
                                      11.490          1,757.62
    ALEDO            TX   76008          5            05/11/01         00
    0433050937                           05           07/01/01          0
1


    62010099                             O            06/01/31
    0


    5285401          U62/G01             F          121,500.00         ZZ
                                         180        120,722.76          1
                                       6.875          1,083.60         90
                                       6.625          1,083.60
    ONTARIO          CA   91762          5            07/28/01         23
    0433051695                           05           09/01/01          0
    2001262636                           O            08/01/16
    0


    5285783          J40/U57             F          101,660.00         ZZ
                                         360        101,454.81          1
                                      11.375            997.05         85
                                      10.875            997.05
    SAINT PETERSBUR  FL   33710          5            03/12/01         23
    0433070372                           05           05/01/01          0
    1050472                              O            04/01/31
    0


    5287854          E22/G01             F          344,000.00         ZZ
                                         360        343,769.18          1
                                       8.000          2,524.15         80
                                       7.750          2,524.15
    SAN JOSE         CA   95118          1            08/02/01         00
    0412851883                           05           10/01/01          0
    0412851883                           O            09/01/31
    0


    5290279          588/G01             F           85,600.00         ZZ
                                         360         85,501.14          1
                                       8.750            673.42        107
                                       8.500            673.42
    WASHINGTON       DC   20007          1            07/23/01         23
    0433118148                           06           09/01/01          0
    00010450319                          O            08/01/31
    0


    5291745          U62/G01             F          151,200.00         ZZ
                                         360        150,957.46          1
                                       7.125          1,018.66         90
                                       6.875          1,018.66
    PEMBROKE PINES   FL   33029          2            07/26/01         23
    0433085305                           03           09/01/01          0
    2001269968                           O            08/01/31
    0


1


    5293652          Q72/U72             F           51,600.00         ZZ
                                         360         51,096.00          1
                                      10.650            477.80         80
                                      10.150            477.80
    AMARILLO         TX   79108          5            11/09/99         00
    7936743                              05           12/15/99          0
    1618661                              O            11/15/29
    0


    5293656          Q72/U72             F           84,800.00         ZZ
                                         180         84,145.63          1
                                      11.100            813.98         80
                                      10.600            813.98
    FORT WALTON BEA  FL   32548          5            03/01/00         00
    7936792                              05           04/06/00          0
    1908621                              O            03/06/15
    0


    5293661          Q72/U72             F           84,000.00         ZZ
                                         180         83,815.24          1
                                      12.350            886.74        100
                                      11.850            886.74
    WILMINGTON       NC   28401          1            02/16/01         00
    7936669                              05           03/16/01          0
    61147                                O            02/16/16
    0


    5293662          Q72/U72             F           94,000.00         ZZ
                                         360         93,795.88          1
                                      12.400            995.94         80
                                      11.900            995.94
    OAK HILL         WV   25901          1            02/28/01         00
    7936677                              05           03/28/01          0
    64921                                O            02/28/31
    0


    5293666          Q72/U72             F           45,000.00         ZZ
                                         360         44,917.19          1
                                      11.900            459.42        100
                                      11.400            459.42
    NARROWS          VA   24124          5            04/18/01         00
    7936719                              05           05/23/01          0
    74506                                O            04/23/31
    0


    5298809          N74/U57             F           63,000.00         ZZ
                                         360         62,952.35          1
                                      10.750            588.09         90
                                      10.250            588.09
1


    ROCKY POINT      NC   28457          5            07/31/01         23
    0433041621                           05           09/01/01          0
    29198010                             N            08/01/31
    0


    5298810          P87/G01             F          181,600.00         ZZ
                                         180        181,338.82          1
                                       9.660          1,548.24        100
                                       9.160          1,548.24
    WAUWATOSA        WI   53213          5            06/28/01         23
    0433037736                           05           08/01/01          0
    HE33333                              O            07/01/16
    0


    5299457          T08/U57             F          154,684.00         ZZ
                                         360        154,527.17          1
                                       9.375          1,286.58         97
                                       8.875          1,286.58
    CAPE CORAL       FL   33904          1            07/20/01         11
    0433021953                           05           09/01/01         35
    11021510                             O            08/01/31
    0


    5299458          T08/U57             F          121,808.00         ZZ
                                         360        121,644.00          1
                                       8.000            893.78         95
                                       7.500            893.78
    CAPE CORAL       FL   33990          1            07/24/01         10
    0433021979                           05           09/01/01         30
    11021531                             O            08/01/31
    0


    5299459          T08/U57             F          104,550.00         ZZ
                                         360        103,963.69          1
                                       7.875            758.06         85
                                       7.375            758.06
    CAPE CORAL       FL   33914          1            07/20/01         04
    0433021987                           05           09/01/01         12
    11021562                             O            08/01/31
    0


    5299460          T08/U57             F           80,750.00         ZZ
                                         360         80,695.23          1
                                      11.250            784.29         95
                                      10.750            784.29
    LEHIGH ACRES     FL   33971          1            07/20/01         23
    0433021995                           05           09/01/01          0
    11021575                             O            08/01/31
    0
1




    5299461          T08/U57             F           72,200.00         ZZ
                                         360         72,142.37          1
                                      10.500            660.44         95
                                      10.000            660.44
    BONITA SPRINGS   FL   34135          1            07/19/01         23
    0433022001                           05           09/01/01          0
    11021597                             O            08/01/31
    0


    5299462          T08/U57             F          116,000.00         ZZ
                                         360        115,839.82          1
                                       7.875            841.08        100
                                       7.375            841.08
    BONITA SPRINGS   FL   34135          1            07/20/01         01
    0433022498                           05           09/01/01         35
    11021598                             O            08/01/31
    0


    5299463          T08/U57             F           69,971.00         ZZ
                                         360         69,928.48          1
                                      11.750            706.29         95
                                      11.250            706.29
    CAPE CORAL       FL   33909          1            07/20/01         23
    0433022019                           05           09/01/01          0
    11021604                             O            08/01/31
    0


    5299464          T08/U57             F          120,000.00         ZZ
                                         360        119,881.47          4
                                       9.500          1,009.03         80
                                       9.000          1,009.03
    DEERFIELD BEACH  FL   33441          5            07/23/01         00
    0433022514                           05           09/01/01          0
    11070945                             N            08/01/31
    0


    5299465          T08/U57             F           53,500.00         ZZ
                                         360         53,431.53          1
                                       8.250            401.93        100
                                       7.750            401.93
    CORAL SPRINGS    FL   33065          1            07/25/01         01
    0433022530                           01           09/01/01         35
    11070947                             O            08/01/31
    0


    5299466          T08/U57             F          120,000.00         ZZ
                                         360        119,881.47          4
1


                                       9.500          1,009.03         80
                                       9.000          1,009.03
    DEERFIELD BEACH  FL   33441          5            07/20/01         00
    0433022555                           05           09/01/01          0
    11070955                             N            08/01/31
    0


    5299467          T08/U57             F           49,500.00         ZZ
                                         360         49,435.02          1
                                       8.125            367.54         90
                                       7.625            367.54
    JACKSONVILLE     FL   32209          5            07/18/01         01
    0433022563                           05           09/01/01         35
    11150784                             O            08/01/31
    0


    5299468          T08/U57             F          147,250.00         ZZ
                                         360        147,119.18          1
                                      10.000          1,292.22         95
                                       9.500          1,292.22
    JACKSONVILLE     FL   32225          1            07/20/01         23
    0433022035                           05           09/01/01          0
    11150821                             O            08/01/31
    0


    5299469          T08/U57             F           50,400.00         ZZ
                                         360         50,355.21          1
                                      10.000            442.30         90
                                       9.500            442.30
    JACKSONVILLE     FL   32204          1            07/18/01         01
    0433022589                           05           09/01/01         30
    11150847                             O            08/01/31
    0


    5299470          T08/U57             F           42,750.00         ZZ
                                         360         42,720.20          1
                                      11.125            411.16         95
                                      10.625            411.16
    JACKSONVILLE     FL   32206          1            07/18/01         23
    0433022043                           05           09/01/01          0
    11150848                             O            08/01/31
    0


    5299471          T08/U57             F          151,050.00         ZZ
                                         360        150,851.72          1
                                       8.125          1,121.54         95
                                       7.625          1,121.54
    SARASOTA         FL   34243          1            07/20/01         04
    0433022050                           05           09/01/01         30
1


    11160258                             O            08/01/31
    0


    5299472          T08/U57             F           56,745.00         ZZ
                                         360         56,538.49          1
                                       9.875            492.74         97
                                       9.375            492.74
    UMATILLA         FL   32784          1            07/19/01         01
    0433022613                           05           09/01/01         35
    11180515                             O            08/01/31
    0


    5299473          T08/U57             F           54,450.00         ZZ
                                         360         54,401.62          1
                                      10.000            477.84         90
                                       9.500            477.84
    LEESBURG         FL   34748          1            07/19/01         23
    0433022068                           05           09/01/01          0
    11180547                             O            08/01/31
    0


    5299474          T08/U57             F           86,450.00         ZZ
                                         360         86,171.23          1
                                       9.250            711.20         95
                                       8.750            711.20
    ORLANDO          FL   32806          1            07/19/01         01
    0433022639                           05           09/01/01         30
    11210263                             O            08/01/31
    0


    5299475          T08/U57             F           34,200.00         ZZ
                                         360         34,060.55          1
                                       8.750            269.05         90
                                       8.250            269.05
    INVERNESS        FL   34452          1            07/20/01         01
    0433022647                           27           09/01/01         25
    12070758                             O            08/01/31
    0


    5299476          T08/U57             F          194,750.00         ZZ
                                         360        194,452.71          1
                                       7.375          1,345.09         95
                                       6.875          1,345.09
    OVIEDO           FL   32765          1            07/20/01         11
    0433022076                           03           09/01/01         25
    14010574                             O            08/01/31
    0


1


    5299477          T08/U57             F          198,000.00         ZZ
                                         360        196,990.39          2
                                       9.625          1,682.98         90
                                       9.125          1,682.98
    MIAMI            FL   33134          5            11/30/00         04
    0433022084                           05           01/01/01         25
    20110130                             O            12/01/30
    0


    5299479          T08/U57             F          110,580.00         ZZ
                                         360        110,042.51          1
                                       8.000            811.40         97
                                       7.500            811.40
    WASHINGTON COUR  OH   43160          1            07/23/01         01
    0433022704                           05           09/01/01         35
    21050144                             O            08/01/31
    0


    5299480          T08/U57             F          133,500.00         ZZ
                                         180        132,604.72          1
                                       6.500          1,162.93         93
                                       6.250          1,162.93
    INDIANAPOLIS     IN   46214          2            07/20/01         11
    0433022100                           03           09/01/01         25
    21060007                             O            08/01/16
    0


    5299481          T08/U57             F           63,000.00         ZZ
                                         360         62,923.39          2
                                       8.500            484.42         90
                                       8.000            484.42
    INDIANAPOLIS     IN   46226          1            07/17/01         11
    0433022118                           05           09/01/01         25
    21060072                             N            08/01/31
    0


    5299482          T08/U57             F          136,000.00         ZZ
                                         240        134,678.99          1
                                       7.375          1,085.24         85
                                       6.875          1,085.24
    INDIANAPOLIS     IN   46259          5            07/17/01         11
    0433022126                           05           09/01/01          6
    21060176                             O            08/01/21
    0


    5299483          T08/U57             F          164,350.00         ZZ
                                         360        164,200.05          1
                                       9.875          1,427.13         95
                                       9.375          1,427.13
1


    LAKE WORTH       FL   33467          1            07/23/01         23
    0433022134                           03           09/01/01          0
    21060192                             O            08/01/31
    0


    5299484          T08/U57             F          157,250.00         ZZ
                                         360        157,106.53          1
                                       9.875          1,365.48         85
                                       9.375          1,365.48
    ARLETA           CA   91331          1            07/11/01         23
    0433022142                           05           09/01/01          0
    21060216                             O            08/01/31
    0


    5299485          T08/U57             F           62,000.00         ZZ
                                         360         61,889.40          1
                                       8.625            482.23        100
                                       8.125            482.23
    COLUMBIA         SC   29203          1            07/03/01         01
    0433022746                           05           08/01/01         35
    21060241                             O            07/01/31
    0


    5299486          T08/U57             F          104,800.00         ZZ
                                         360        104,709.34          1
                                      10.125            929.39         90
                                       9.625            929.39
    KISSIMMEE        FL   34758          1            07/20/01         23
    0433022159                           03           09/01/01          0
    21060259                             O            08/01/31
    0


    5299487          T08/U57             F          215,000.00         ZZ
                                         360        214,703.11          1
                                       7.875          1,558.90         79
                                       7.375          1,558.90
    CENTERVILLE      OH   45459          2            07/20/01         00
    0433022753                           05           09/01/01          0
    21060331                             O            08/01/31
    0


    5299488          T08/U57             F          154,000.00         ZZ
                                         360        153,781.92          1
                                       7.750          1,103.27        100
                                       7.250          1,103.27
    RESEDA           CA   91335          1            07/17/01         01
    0433022779                           01           09/01/01         35
    21060336                             O            08/01/31
    0
1




    5299489          T08/U57             F           85,500.00         ZZ
                                         360         85,435.33          1
                                      10.750            798.13         90
                                      10.250            798.13
    INDIANAPOLIS     IN   46205          1            07/19/01         23
    0433022795                           05           09/01/01          0
    21060348                             N            08/01/31
    0


    5299490          T08/U57             F          270,000.00         ZZ
                                         360        269,740.27          1
                                       9.625          2,294.97         90
                                       9.125          2,294.97
    SAN DIEGO        CA   92154          1            07/17/01         01
    0433022811                           03           09/01/01         25
    21060366                             O            08/01/31
    0


    5299491          T08/U57             F          129,000.00         ZZ
                                         360        128,537.64          1
                                       7.875            935.34         97
                                       7.375            935.34
    HIALEAH          FL   33013          1            07/18/01         10
    0433022175                           05           09/01/01         35
    21060385                             O            08/01/31
    0


    5299492          T08/U57             F          260,000.00         ZZ
                                         360        259,707.40          1
                                       8.875          2,068.68        100
                                       8.375          2,068.68
    FORT LAUDERDALE  FL   33308          1            07/25/01         01
    0433022829                           05           09/01/01         35
    21060411                             O            08/01/31
    0


    5299493          T08/U57             F          183,967.00         ZZ
                                         360        183,237.56          1
                                       8.750          1,447.27         95
                                       8.250          1,447.27
    WEST PALM BEACH  FL   33409          1            07/20/01         04
    0433022183                           05           09/01/01         30
    21060415                             O            08/01/31
    0


    5299494          T08/U57             F          126,825.00         ZZ
                                         360        126,621.56          1
1


                                       7.125            854.44         95
                                       6.625            854.44
    FORT WAYNE       IN   46804          1            07/20/01         11
    0433022191                           03           09/01/01         25
    21070011                             O            08/01/31
    0


    5299495          T08/U57             F           57,800.00         ZZ
                                         240         57,644.66          1
                                       9.875            553.00         85
                                       9.375            553.00
    SAINT PETERSBUR  FL   33712          5            07/16/01         10
    0433022209                           05           09/01/01         12
    21070017                             O            08/01/21
    0


    5299496          T08/U57             F          135,755.00         ZZ
                                         360        135,546.47          1
                                      10.500          1,241.80         95
                                      10.000          1,241.80
    KISSIMMEE        FL   34746          1            07/23/01         23
    0433022217                           03           09/01/01          0
    21070021                             N            08/01/31
    0


    5299497          T08/U57             F           64,800.00         ZZ
                                         360         64,740.88          2
                                       9.875            562.69         90
                                       9.375            562.69
    INDIANAPOLIS     IN   46201          1            07/19/01         01
    0433022878                           05           09/01/01         30
    21070030                             N            08/01/31
    0


    5299498          T08/U57             F          108,350.00         ZZ
                                         360        108,261.28          1
                                      10.500            991.12         84
                                      10.000            991.12
    KISSIMMEE        FL   34758          4            07/20/01         23
    0433022233                           05           09/01/01          0
    21070040                             O            08/01/31
    0


    5299499          T08/U57             F           74,955.00         ZZ
                                         360         74,551.37          2
                                       9.500            630.26         95
                                       9.000            630.26
    NORTH FORT MYER  FL   33917          1            07/20/01         10
    0433022241                           05           09/01/01         30
1


    21070045                             O            08/01/31
    0


    5299500          T08/U57             F          142,500.00         ZZ
                                         360        142,271.41          1
                                       7.125            960.05         95
                                       6.625            960.05
    HAVANA           FL   32333          1            07/18/01         11
    0433022258                           03           09/01/01         25
    21070047                             O            08/01/31
    0


    5299501          T08/U57             F           59,850.00         ZZ
                                         360         59,766.10          1
                                       8.000            439.16         95
                                       7.500            439.16
    FAIRLAND         IN   46126          1            07/19/01         01
    0433022886                           05           09/01/01         35
    21070050                             O            08/01/31
    0


    5299502          T08/U57             F           45,900.00         ZZ
                                         360         45,868.86          1
                                      11.250            445.81         90
                                      10.750            445.81
    INDIANAPOLIS     IN   46218          1            07/26/01         23
    0433022274                           05           09/01/01          0
    21070051                             N            08/01/31
    0


    5299503          T08/U57             F           54,150.00         ZZ
                                         360         54,089.06          1
                                       8.875            430.84         95
                                       8.375            430.84
    LAUDERHILL       FL   33313          1            07/24/01         01
    0433022902                           01           09/01/01         30
    21070059                             O            08/01/31
    0


    5299504          T08/U57             F          193,500.00         ZZ
                                         360        193,365.09          4
                                      11.125          1,861.05         90
                                      10.625          1,861.05
    GULFPORT         FL   33707          1            07/18/01         23
    0433022290                           05           09/01/01          0
    21070086                             N            08/01/31
    0


1


    5299505          T08/U57             F          220,190.00         ZZ
                                         360        219,594.35          1
                                       8.250          1,654.21         97
                                       7.750          1,654.21
    CORONA           CA   92879          1            07/24/01         01
    0433022910                           03           09/01/01         35
    21070087                             O            08/01/31
    0


    5299506          T08/U57             F          144,000.00         ZZ
                                         360        143,796.08          1
                                       7.750          1,031.63         80
                                       7.250          1,031.63
    RAYTOWN          MO   64133          5            07/19/01         00
    0433022936                           05           09/01/01          0
    21070091                             O            08/01/31
    0


    5299507          T08/U57             F          142,000.00         ZZ
                                         360        141,766.52          1
                                       7.000            944.73         77
                                       6.500            944.73
    HACIENDA HEIGHT  CA   91745          5            07/16/01         00
    0433022951                           05           09/01/01          0
    21070130                             O            08/01/31
    0


    5299508          T08/U57             F          163,400.00         ZZ
                                         360        163,250.92          1
                                       9.875          1,418.88         95
                                       9.375          1,418.88
    SAINT CLOUD      FL   34772          1            07/23/01         23
    0433022308                           03           09/01/01          0
    21070210                             O            08/01/31
    0


    5302840          N74/U56             F           48,000.00         ZZ
                                         360         47,943.37          1
                                      13.790            560.77         80
                                      13.290            560.77
    WARSAW           NC   28398          5            04/11/01         00
    0433025186                           05           05/11/01          0
    28086310                             N            04/11/31
    0


    5302842          N74/U56             F           87,000.00         ZZ
                                         240         86,444.03          1
                                      10.350            859.84         90
                                       9.850            859.84
1


    RIEGELWOOD       NC   28456          2            04/30/01         23
    0433025723                           27           06/04/01          0
    28094311                             O            05/04/21
    0


    5302843          N74/U56             F           46,750.00         ZZ
                                         240         46,408.67          1
                                      11.990            514.43         78
                                      11.490            514.43
    AUSTINVILLE      VA   24312          5            02/26/01         00
    0433025202                           05           04/02/01          0
    28218010                             O            03/02/21
    0


    5302844          N74/U56             F          128,500.00         ZZ
                                         360        128,121.25          1
                                      10.990          1,222.76        100
                                      10.490          1,222.76
    CHARLOTTE        NC   28215          1            02/28/01         23
    0433030707                           05           03/28/01          0
    28267010                             O            02/28/31
    0


    5302845          N74/U56             F           60,000.00         ZZ
                                         240         59,495.35          1
                                      11.990            660.23         75
                                      11.490            660.23
    AXTON            VA   24054          5            03/29/01         00
    0433025236                           27           05/03/01          0
    28454030                             O            04/03/21
    0


    5302846          N74/U56             F           58,500.00         ZZ
                                         360         58,392.15          1
                                      11.790            592.30         90
                                      11.290            592.30
    FRANKLIN         VA   23851          2            03/29/01         23
    0433025731                           27           05/03/01          0
    28474030                             O            04/03/31
    0


    5302847          N74/U56             F           41,000.00         ZZ
                                         240         40,737.27          1
                                      11.790            445.46         69
                                      11.290            445.46
    SLIDELL          LA   70458          5            04/06/01         00
    0433025251                           05           05/11/01          0
    28518010                             O            04/11/21
    0
1




    5302848          N74/U56             F          143,500.00         ZZ
                                         360        143,185.20          4
                                      10.990          1,365.50         70
                                      10.490          1,365.50
    NEW ORLEANS      LA   70115          5            04/09/01         00
    0433025277                           05           05/09/01          0
    28522010                             N            04/09/31
    0


    5302849          N74/U56             F           72,000.00         ZZ
                                         360         71,805.11          1
                                       9.990            631.32         88
                                       9.490            631.32
    YORK             SC   29745          2            04/12/01         23
    0433025756                           27           05/18/01          0
    28550030                             O            04/18/31
    0


    5302850          N74/U56             F           76,000.00         ZZ
                                         240         75,508.27          1
                                      11.700            820.98         80
                                      11.200            820.98
    WALNUT COVE      NC   27052          5            04/11/01         00
    0433025293                           27           05/17/01          0
    28559030                             O            04/17/21
    0


    5302851          N74/U56             F           93,925.00         ZZ
                                         360         93,759.31          1
                                      11.990            965.40         85
                                      11.490            965.40
    MCCONNELLS       SC   29726          5            04/23/01         23
    0433025780                           27           05/27/01          0
    28641030                             O            04/27/31
    0


    5302852          N74/U56             F           90,900.00         ZZ
                                         360         90,668.33          1
                                      10.290            817.26         90
                                       9.790            817.26
    CHARLOTTESVILLE  VA   22911          2            04/25/01         23
    0433025798                           05           05/30/01          0
    28653011                             O            04/30/31
    0


    5302853          N74/U56             F          101,700.00         ZZ
                                         360        101,506.77          1
1


                                      10.790            952.41         90
                                      10.290            952.41
    SEAGROVE         NC   27341          5            04/26/01         23
    0433025806                           05           06/01/01          0
    28658010                             O            05/01/31
    0


    5302854          N74/U56             F           73,900.00         ZZ
                                         360         73,761.00          1
                                      10.900            698.19         83
                                      10.400            698.19
    LIBERTY          NC   27298          5            05/15/01         23
    0433025822                           05           06/21/01          0
    28702010                             O            05/21/31
    0


    5302855          N74/U56             F           62,050.00         ZZ
                                         360         61,955.16          1
                                      11.790            628.24         93
                                      11.290            628.24
    GREENSBORO       NC   27401          1            05/03/01         23
    0433025335                           05           06/03/01          0
    28706330                             O            05/03/31
    0


    5302856          N74/U56             F           55,675.00         ZZ
                                         360         55,593.58          1
                                      11.990            572.25         85
                                      11.490            572.25
    GREENSBORO       NC   27405          1            05/08/01         23
    0433025848                           05           06/08/01          0
    28709310                             O            05/08/31
    0


    5302857          N74/U56             F           33,600.00         ZZ
                                         360         33,560.74          1
                                      12.290            353.13         80
                                      11.790            353.13
    BURLINGTON       NC   27215          5            05/30/01         00
    0433025368                           05           07/04/01          0
    28713310                             O            06/04/31
    0


    5302858          N74/U56             F           52,000.00         ZZ
                                         360         51,799.20          1
                                      10.990            494.82         69
                                      10.490            494.82
    DANVILLE         VA   24541          5            05/04/01         00
    0433025384                           05           06/09/01          0
1


    28744510                             O            05/09/31
    0


    5302859          N74/U56             F           65,450.00         ZZ
                                         360         65,310.13          1
                                      10.240            586.01         85
                                       9.740            586.01
    GREEN POND       SC   29488          1            05/10/01         23
    0433025863                           27           06/10/01          0
    28786030                             O            05/10/31
    0


    5302860          N74/U56             F           66,400.00         ZZ
                                         240         66,019.40          1
                                      11.290            698.53         80
                                      10.790            698.53
    MARION           NC   28752          5            05/18/01         00
    0433025426                           27           06/23/01          0
    28823030                             O            05/23/21
    0


    5302861          N74/U56             F           63,000.00         ZZ
                                         360         62,905.77          1
                                      11.890            642.70         89
                                      11.390            642.70
    DUDLEY           NC   28333          5            05/21/01         23
    0433025897                           27           06/25/01          0
    28830031                             O            05/25/31
    0


    5302862          N74/U56             F           56,000.00         ZZ
                                         360         55,910.58          1
                                      11.590            558.41         80
                                      11.090            558.41
    REIDSVILLE       NC   27320          5            05/23/01         23
    0433025905                           05           06/29/01          0
    28844010                             O            05/29/31
    0


    5302863          N74/U56             F           55,800.00         ZZ
                                         360         55,673.86          1
                                      10.000            489.68         90
                                       9.500            489.68
    FORT SMITH       AR   72901          5            05/23/01         23
    0433025921                           05           06/29/01          0
    28845010                             O            05/29/31
    0


1


    5302864          N74/U56             F           63,750.00         ZZ
                                         360         63,665.88          1
                                      11.420            627.42         75
                                      10.920            627.42
    MEADOWVIEW       VA   24361          5            06/04/01         00
    0433025475                           05           07/08/01          0
    28924010                             O            06/08/31
    0


    5302865          N74/U56             F           44,000.00         ZZ
                                         180         43,436.98          1
                                      11.990            527.79         50
                                      11.490            527.79
    AXTON            VA   24054          5            06/04/01         00
    0433025483                           05           07/08/01          0
    28954010                             O            06/08/16
    0


    5302866          N74/U56             F           54,000.00         ZZ
                                         180         53,457.32          1
                                       9.690            570.09         52
                                       9.190            570.09
    SAN MARCOS       TX   78666          5            06/06/01         00
    0433025509                           05           07/11/01          0
    28961010                             O            06/11/16
    0


    5302867          N74/U56             F           40,000.00         ZZ
                                         360         39,725.29          1
                                       9.490            336.05         45
                                       8.990            336.05
    CANTON           NC   28716          5            06/05/01         00
    0433025517                           05           07/11/01          0
    28962010                             O            06/11/31
    0


    5302868          N74/U56             F           61,801.00         ZZ
                                         360         61,718.07          1
                                      11.350            604.95         89
                                      10.850            604.95
    POINT HARBOR     NC   27964          1            06/05/01         23
    0433025947                           27           07/05/01          0
    28964031                             O            06/05/31
    0


    5302869          N74/U56             F           58,590.00         ZZ
                                         360         58,521.78          1
                                      11.990            602.21         90
                                      11.490            602.21
1


    PETERSBURG       VA   23805          1            06/05/01         23
    0433025962                           05           07/05/01          0
    28967010                             O            06/05/31
    0


    5302870          N74/U56             F           94,500.00         ZZ
                                         360         94,353.27          1
                                      10.670            876.46         70
                                      10.170            876.46
    AUSTIN           MN   55912          5            06/21/01         00
    0433025558                           05           07/26/01          0
    29036010                             O            06/26/31
    0


    5302871          N74/U56             F           51,500.00         ZZ
                                         300         51,242.76          1
                                      11.990            542.03         65
                                      11.490            542.03
    FRIENDSWOOD      TX   77546          5            01/19/01         00
    0433025566                           03           02/24/01          0
    7005133                              O            01/24/26
    0


    5302872          N74/U56             F           64,800.00         ZZ
                                         360         64,625.94          1
                                      11.990            666.04         90
                                      11.490            666.04
    RAWLINGS         VA   23876          1            12/28/00         23
    0433025970                           05           02/01/01          0
    7005425                              N            01/01/31
    0


    5302873          N74/U56             F           65,000.00         ZZ
                                         360         64,890.94          1
                                      14.100            775.31         82
                                      13.600            775.31
    LINCOLNTON       NC   28092          5            12/29/00         23
    0433025988                           05           02/04/01          0
    7005584                              O            01/04/31
    0


    5304552          J40/U56             F           30,000.00         ZZ
                                         360         29,973.35          1
                                      10.000            263.27         74
                                       9.500            263.27
    MOSS POINT       MS   39563          5            07/26/01         00
    0433086097                           05           09/01/01          0
    1060899                              O            08/01/31
    0
1




    5305251          665/U57             F          114,000.00         ZZ
                                         360        113,904.43          1
                                      10.500          1,042.80         91
                                      10.250          1,042.80
    GROTON           CT   06340          5            07/13/01         23
    0433057163                           05           09/01/01          0
    88102077                             O            08/01/31
    0


    5305619          665/U57             F           74,400.00         ZZ
                                         360         74,318.42          1
                                       9.000            598.64         80
                                       8.750            598.64
    MADERA           CA   93638          1            07/17/01         00
    0433057130                           05           09/01/01          0
    88101990                             N            08/01/31
    0


    5306188          665/U57             F          188,000.00         ZZ
                                         360        187,799.14          1
                                       9.125          1,529.63         89
                                       8.875          1,529.63
    OAKLAND          CA   94605          1            07/19/01         23
    0433057189                           05           09/01/01          0
    88102202                             O            08/01/31
    0


    5306529          665/U57             F          192,000.00         ZZ
                                         360        191,772.47          1
                                       8.625          1,493.36         80
                                       8.375          1,493.36
    OAKLAND          CA   94605          1            07/13/01         00
    0433057254                           05           09/01/01          0
    88102173                             O            08/01/31
    0


    5306933          665/U57             F          208,000.00         ZZ
                                         360        207,815.20          3
                                      10.000          1,825.35         80
                                       9.750          1,825.35
    LOS ANGELES      CA   90018          1            07/03/01         00
    0433057080                           05           09/01/01          0
    88101441                             O            08/01/31
    0


    5308826          E22/G01             F          251,200.00         ZZ
                                         360        251,013.57          1
1


                                       7.500          1,756.43         80
                                       7.250          1,756.43
    FREMONT          CA   94586          1            07/31/01         00
    0412793416                           01           10/01/01          0
    0412793416                           O            09/01/31
    0


    5308896          E22/G01             F          256,240.00         ZZ
                                         360        256,045.02          1
                                       7.375          1,769.79         80
                                       7.125          1,769.79
    ROCKLIN          CA   95765          1            08/03/01         00
    0412887234                           05           10/01/01          0
    0412887234                           O            09/01/31
    0


    5308932          665/U57             F           84,000.00         ZZ
                                         360         83,732.09          4
                                       9.000            675.88         80
                                       8.750            675.88
    FRESNO           CA   93702          1            07/19/01         00
    0433057122                           05           09/01/01          0
    88102137                             N            08/01/31
    0


    5308961          665/U57             F          274,900.00         ZZ
                                         360        274,565.76          1
                                       8.500          2,113.74         69
                                       8.250          2,113.74
    SALINAS          CA   93908          5            07/24/01         00
    0433057106                           09           09/01/01          0
    88102153                             O            08/01/31
    0


    5309017          665/U57             F           56,000.00         ZZ
                                         360         55,947.53          1
                                       9.750            481.13         70
                                       9.500            481.13
    CITRUS HEIGHTS   CA   95621          1            07/19/01         00
    0433057171                           01           09/01/01          0
    88102218                             N            08/01/31
    0


    5309069          665/U57             F          134,900.00         ZZ
                                         360        134,792.33          1
                                      10.500          1,233.98         94
                                      10.250          1,233.98
    SARASOTA         FL   34237          1            07/31/01         23
    0433057239                           05           09/01/01          0
1


    88102253                             O            08/01/31
    0


    5309120          665/U57             F          520,000.00         ZZ
                                         360        519,499.79          1
                                       9.625          4,419.94         80
                                       9.375          4,419.94
    LAKE ARROWHEAD   CA   92352          1            07/18/01         00
    0433057148                           05           09/01/01          0
    88102184                             O            08/01/31
    0


    5309707          K52/U56             F           51,930.00         ZZ
                                         180         51,875.15          1
                                      11.100            498.47         90
                                      10.600            498.47
    ITTA BENA        MS   38941          1            07/13/01         23
    0433082203                           05           08/13/01          0
    101923                               O            07/13/16
    0


    5309757          K52/U56             F           69,300.00         ZZ
                                         180         69,211.04          1
                                      10.200            618.43         90
                                       9.700            618.43
    GAFFNEY          SC   29340          5            07/05/01         23
    0433085669                           05           08/10/01          0
    92949                                O            07/10/16
    0


    5310946          286/286             F          422,000.00         ZZ
                                         360        421,355.81          1
                                       7.375          2,914.65         79
                                       7.125          2,914.65
    WASHINGTON       DC   20007          2            07/13/01         00
    0000455401                           05           09/01/01          0
    0000455401                           O            08/01/31
    0


    5322549          K52/U56             F           63,600.00         ZZ
                                         180         63,462.32          1
                                       9.100            516.33        100
                                       8.600            516.33
    MADISONVILLE     TN   37354          1            06/22/01         23
    0433082278                           05           07/22/01          0
    93118                                O            06/22/16
    0


1


    5334857          K52/U56             F           73,950.00         ZZ
                                         180         73,867.04          1
                                      10.900            698.67        100
                                      10.400            698.67
    NILES            OH   44446          5            07/10/01         23
    0433082245                           05           08/16/01          0
    96175                                O            07/16/16
    0


    5335256          K52/U56             F           80,500.00         ZZ
                                         180         80,360.69          1
                                      10.350            727.36        100
                                       9.850            727.36
    FORT MYERS       FL   33907          1            06/29/01         23
    0433082385                           05           07/29/01          0
    96875                                O            06/29/16
    0


    5337417          K15/U57             F           37,500.00         ZZ
                                         360         37,491.22          1
                                      12.899            411.87         80
                                      12.399            411.87
    ROCHESTER        NY   14621          1            08/09/01         00
    0433059904                           05           10/01/01          0
    002720005304807                      O            09/01/31
    0


    5338025          L21/U57             F           67,050.00         ZZ
                                         360         67,008.32          1
                                      11.650            671.68         90
                                      11.150            671.68
    RENSSELAER       NY   12144          1            07/27/01         23
    0433055803                           05           09/01/01          0
    70301308                             O            08/01/31
    0


    5338533          G75/G75             F          328,000.00         ZZ
                                         360        327,227.74          1
                                       7.250          2,237.54         80
                                       7.000          2,237.54
    DERWOOD          MD   20855          1            06/28/01         00
    04366666                             05           08/01/01          0
    04366666                             O            07/01/31
    0


    5342054          665/U57             F           64,000.00         ZZ
                                         360         63,964.12          1
                                       8.875            509.21         80
                                       8.625            509.21
1


    CHICAGO          IL   60636          1            08/01/01         00
    0433108644                           05           10/01/01          0
    88102227                             O            09/01/31
    0


    5342180          665/U57             F          222,400.00         ZZ
                                         360        222,156.13          1
                                       9.000          1,789.48         80
                                       8.750          1,789.48
    SIMI VALLEY      CA   93065          1            07/27/01         00
    0433108453                           01           09/01/01          0
    88102211                             O            08/01/31
    0


    5345662          Q64/U57             F           60,000.00         ZZ
                                         180         59,959.29          1
                                      11.250            582.76         75
                                      10.750            582.76
    ELYRIA           OH   44035          1            07/16/01         00
    0433129855                           05           09/01/01          0
    0102063807                           O            08/01/16
    0


    5345934          K15/U57             F           27,700.00         ZZ
                                         360         27,676.66          1
                                      12.129            287.68         70
                                      11.629            287.68
    EUNICE           LA   70535          5            06/20/01         23
    0433059649                           05           08/01/01          0
    000805303690                         O            07/01/31
    0


    5345935          K15/U57             F           63,000.00         ZZ
                                         360         62,939.10          1
                                      11.505            624.12         90
                                      11.005            624.12
    QUINCY           IN   47456          5            06/26/01         23
    0433059581                           05           08/01/01          0
    001810005302352                      O            07/01/31
    0


    5345936          K15/U57             F          260,000.00         ZZ
                                         360        259,651.09          2
                                       9.987          2,279.19         80
                                       9.487          2,279.19
    RICHMOND HILL    NY   11491          5            06/14/01         00
    0433059193                           05           08/01/01          0
    021205302533                         O            07/01/31
    0
1




    5345937          K15/U57             F           90,100.00         ZZ
                                         360         90,017.40          1
                                      11.747            909.27         85
                                      11.247            909.27
    COLUMBUS         OH   43214          5            06/22/01         23
    0433059524                           01           08/01/01          0
    028505302754                         O            07/01/31
    0


    5345939          K15/U57             F           82,000.00         ZZ
                                         360         81,919.37          1
                                      11.427            807.47         70
                                      10.927            807.47
    FARMINGTON       CT   06032          5            06/08/01         00
    0433059755                           01           08/01/01          0
    03790005303398                       O            07/01/31
    0


    5346208          944/U57             F          192,950.00         ZZ
                                         360        192,179.33          1
                                       7.000          1,283.71         85
                                       6.750          1,283.71
    CHULA VISTA      CA   91911          5            06/19/01         01
    0433101417                           05           08/01/01         12
    W88021507                            O            07/01/31
    0


    5346918          Q64/U57             F          132,300.00         ZZ
                                         360        132,188.55          1
                                      10.250          1,185.55         90
                                       9.750          1,185.55
    BOCA RATON       FL   33433          1            07/12/01         23
    0433069853                           05           09/01/01          0
    01023156106                          O            08/01/31
    0


    5347530          Q64/U57             F          133,400.00         ZZ
                                         360        133,299.09          1
                                      10.750          1,245.27         90
                                      10.250          1,245.27
    PANAMA CITY BEA  FL   32413          1            07/26/01         23
    0433125879                           03           09/01/01          0
    0102207909                           O            08/01/31
    0


    5353628          944/U57             F          115,200.00         ZZ
                                         360        114,723.54          1
1


                                      10.500          1,053.78         90
                                      10.250          1,053.78
    CHARLOTTE        NC   28270          5            11/17/00         01
    0433101383                           09           01/01/01         25
    W88012650                            O            12/01/30
    0


    5353925          944/U57             F          388,400.00         ZZ
                                         360        384,901.34          1
                                       7.500          2,715.75         98
                                       7.250          2,715.75
    LACEY            WA   98503          1            04/03/01         23
    0433101433                           03           06/01/01          0
    W88006429                            O            05/01/31
    0


    5354093          944/U57             F          240,000.00         ZZ
                                         360        239,251.73          1
                                       7.250          1,637.23         79
                                       7.000          1,637.23
    WINDSOR          CA   95492          5            06/08/01         00
    0433101375                           05           08/01/01          0
    W01053099                            O            07/01/31
    0


    5354287          Q64/U57             F           44,000.00         ZZ
                                         360         43,966.71          1
                                      10.750            410.74         90
                                      10.250            410.74
    PORT SAINT LUCI  FL   34953          1            07/31/01         23
    0433076551                           05           09/01/01          0
    0102209608                           O            08/01/31
    0


    5354410          T06/U56             F           36,720.00         ZZ
                                         180         36,542.86          2
                                      11.430            361.68        106
                                      10.930            361.68
    MACON            GA   31204          1            07/17/00         23
    0433044518                           05           09/01/00          0
    20001779                             N            08/01/15
    0


    5354414          T06/U56             F           37,500.00         ZZ
                                         360         37,444.56          1
                                      13.500            429.53         75
                                      13.000            429.53
    PENTWATER        MI   49449          5            02/27/01         23
    0433044542                           05           04/05/01          0
1


    20010293                             O            03/05/31
    0


    5357010          W33/G01             F          179,233.00         ZZ
                                         180        178,921.38          1
                                       8.750          1,410.03        102
                                       8.500          1,410.03
    LOUISVILLE       KY   40299          1            07/25/01         23
    0433051398                           05           08/24/01          0
    0124689                              O            07/24/16
    0


    5357011          W33/G01             F          130,000.00         ZZ
                                         180        129,771.64          1
                                       8.700          1,018.07        100
                                       8.450          1,018.07
    EDWARDSBURG      MI   49112          1            07/31/01         23
    0433051414                           05           08/30/01          0
    0124921                              O            07/30/16
    0


    5357012          W33/G01             F           86,896.00         ZZ
                                         180         86,736.93          1
                                       8.500            668.16         80
                                       8.250            668.16
    WESTFIELD        IN   46074          1            07/20/01         00
    0433051133                           05           08/19/01          0
    0124985                              O            07/19/16
    0


    5357013          W33/G01             F          138,000.00         ZZ
                                         180        137,681.19          1
                                       9.000          1,110.38        100
                                       8.750          1,110.38
    PEORIA           IL   61614          1            07/02/01         23
    0433051430                           05           08/01/01          0
    0124995                              O            07/01/16
    0


    5357014          W33/G01             F          128,000.00         ZZ
                                         180        127,740.61          1
                                       8.000            939.22        100
                                       7.750            939.22
    SOUTH BEND       IN   46614          1            07/31/01         23
    0433051448                           05           08/30/01          0
    0125274                              O            07/30/16
    0


1


    5357015          W33/G01             F           38,400.00         ZZ
                                         180         38,329.73          1
                                       8.500            295.26        100
                                       8.250            295.26
    PARKER CITY      IN   47368          1            07/11/01         23
    0433051463                           05           08/10/01          0
    0125368                              O            07/10/16
    0


    5357016          W33/G01             F           68,000.00         ZZ
                                         180         67,860.10          1
                                       8.000            498.96        100
                                       7.750            498.96
    MARKLE           IN   46770          1            07/12/01         23
    0433051489                           05           08/11/01          0
    0125379                              O            07/11/16
    0


    5357017          W33/G01             F           63,900.00         ZZ
                                         180         63,783.03          1
                                       8.500            491.34        100
                                       8.250            491.34
    DOWNERS GROVE    IL   60515          1            07/20/01         23
    0433051505                           08           08/19/01          0
    0125380                              O            07/19/16
    0


    5357018          W33/G01             F           85,490.00         ZZ
                                         180         85,317.43          1
                                       9.500            718.85        103
                                       9.250            718.85
    LANSING          MI   48906          1            06/29/01         23
    0433051513                           05           07/29/01          0
    0125396                              O            06/29/16
    0


    5357019          W33/G01             F          159,900.00         ZZ
                                         180        159,575.98          1
                                       8.000          1,173.29        100
                                       7.750          1,173.29
    LOWELL           IN   46356          1            07/12/01         23
    0433051521                           05           08/11/01          0
    0125433                              O            07/11/16
    0


    5357020          W33/G01             F           73,000.00         ZZ
                                         180         72,852.07          1
                                       8.000            535.65        100
                                       7.750            535.65
1


    PEMBROKE         KY   42266          5            07/02/01         23
    0433051539                           05           08/06/01          0
    0125485                              O            07/06/16
    0


    5357021          W33/G01             F          135,900.00         ZZ
                                         180        135,651.27          1
                                       8.500          1,044.95        100
                                       8.250          1,044.95
    BRAZIL           IN   47834          2            07/11/01         23
    0433051547                           05           08/15/01          0
    0125503                              O            07/15/16
    0


    5357022          W33/G01             F          139,000.00         ZZ
                                         180        138,718.35          1
                                       8.000          1,019.93        100
                                       7.750          1,019.93
    CROWN POINT      IN   46307          2            07/11/01         23
    0433051554                           05           08/15/01          0
    0125554                              O            07/15/16
    0


    5357023          W33/G01             F           38,625.00         ZZ
                                         180         38,567.55          1
                                       9.500            324.78        103
                                       9.250            324.78
    PEORIA           IL   61605          1            07/09/01         23
    0433051174                           05           08/08/01          0
    0125571                              O            07/08/16
    0


    5357024          W33/G01             F          119,900.00         ZZ
                                         180        119,691.55          1
                                       8.750            943.25        103
                                       8.500            943.25
    MUNCIE           IN   47303          1            07/16/01         23
    0433051570                           05           08/15/01          0
    0125572                              O            07/15/16
    0


    5357025          W33/G01             F          122,500.00         ZZ
                                         180        122,275.62          1
                                       8.500            941.92        100
                                       8.250            941.92
    ROUND LAKE BEAC  IL   60073          1            07/02/01         23
    0433051588                           05           08/01/01          0
    0125574                              O            07/01/16
    0
1




    5357026          W33/G01             F           85,000.00         ZZ
                                         180         84,827.76          1
                                       8.000            623.70        100
                                       7.750            623.70
    NEW CASTLE       IN   47362          5            07/13/01         23
    0433051596                           05           08/17/01          0
    0125585                              O            07/17/16
    0


    5357027          W33/G01             F           98,000.00         ZZ
                                         180         97,827.85          1
                                       8.700            767.47        100
                                       8.450            767.47
    LANSING          MI   48910          1            07/03/01         23
    0433051604                           05           08/02/01          0
    0125603                              O            07/02/16
    0


    5357028          W33/G01             F           67,800.00         ZZ
                                         180         67,426.60          1
                                       8.250            509.36        100
                                       8.000            509.36
    NEW ALBANY       IN   47150          1            07/31/01         23
    0433051612                           01           08/30/01          0
    0125604                              O            07/30/16
    0


    5357029          W33/G01             F          150,100.00         ZZ
                                         180        149,664.69          1
                                       8.250          1,127.65        100
                                       8.000          1,127.65
    CAROL STREAM     IL   60188          1            07/30/01         23
    0433051620                           09           08/29/01          0
    0125606                              O            07/29/16
    0


    5357030          W33/G01             F          120,000.00         ZZ
                                         180        119,756.82          1
                                       8.000            880.52        100
                                       7.750            880.52
    MORGANTOWN       IN   46160          1            07/30/01         23
    0433051638                           05           08/29/01          0
    0125615                              O            07/29/16
    0


    5357031          W33/G01             F           97,300.00         ZZ
                                         180         97,112.59          1
1


                                       8.250            730.98        100
                                       8.000            730.98
    GLEN ELLYN       IL   60137          1            07/26/01         23
    0433051646                           01           08/25/01          0
    0125622                              O            07/25/16
    0


    5357032          W33/G01             F          145,759.00         ZZ
                                         180        145,478.23          1
                                       8.250          1,095.04         95
                                       8.000          1,095.04
    COLUMBIA         IN   46725          5            07/26/01         23
    0433051216                           05           08/30/01          0
    0125623                              O            07/30/16
    0


    5357033          W33/G01             F          120,000.00         ZZ
                                         180        119,756.82          1
                                       8.000            880.52        100
                                       7.750            880.52
    VINE GROVE       KY   40175          1            07/06/01         23
    0433051653                           05           08/05/01          0
    0125643                              O            07/05/16
    0


    5357034          W33/G01             F          119,860.00         ZZ
                                         180        119,617.12          1
                                       8.000            879.49        100
                                       7.750            879.49
    SOUTH BEND       IN   46614          1            07/13/01         23
    0433051661                           05           08/12/01          0
    0125646                              O            07/12/16
    0


    5357035          W33/G01             F           75,000.00         ZZ
                                         180         74,848.03          1
                                       8.000            550.32        100
                                       7.750            550.32
    LAOTTO           IN   46763          5            07/18/01         23
    0433051679                           05           08/22/01          0
    0125647                              O            07/22/16
    0


    5357036          W33/G01             F           79,000.00         ZZ
                                         180         78,834.70          1
                                       8.250            593.50        100
                                       8.000            593.50
    EVANSVILLE       IN   47715          1            07/27/01         23
    0433051687                           05           08/26/01          0
1


    0125649                              O            07/26/16
    0


    5357037          W33/G01             F          114,000.00         ZZ
                                         180        113,704.64          1
                                       8.000            836.49        100
                                       7.750            836.49
    NEW ALBANY       IN   47150          1            07/27/01         23
    0433051711                           05           08/26/01          0
    0125671                              O            07/26/16
    0


    5357038          W33/G01             F          183,500.00         ZZ
                                         180        183,164.12          1
                                       8.500          1,410.96        100
                                       8.250          1,410.96
    BELLEVILLE       MI   48111          2            07/02/01         23
    0433051737                           05           08/06/01          0
    0125678                              O            07/06/16
    0


    5357039          W33/G01             F           73,500.00         ZZ
                                         180         73,365.48          1
                                       8.500            565.15        100
                                       8.250            565.15
    WORTH            IL   60482          1            07/11/01         23
    0433051745                           01           08/10/01          0
    0125691                              O            07/10/16
    0


    5357040          W33/G01             F          147,500.00         ZZ
                                         180        147,183.18          1
                                       8.000          1,082.30         94
                                       7.750          1,082.30
    MICHIGAN CITY    IN   46360          1            07/06/01         23
    0433051752                           05           08/05/01          0
    0125713                              O            07/05/16
    0


    5357041          W33/G01             F           62,700.00         ZZ
                                         180         62,590.99          1
                                       8.750            493.26        100
                                       8.500            493.26
    FRANKFORT        KY   40601          1            07/19/01         23
    0433051760                           05           08/18/01          0
    0125751                              O            07/18/16
    0


1


    5357042          W33/G01             F           88,000.00         ZZ
                                         180         86,548.98          1
                                       8.250            853.72        100
                                       8.000            853.72
    FORT WAYNE       IN   46809          5            07/19/01         23
    0433051778                           05           08/23/01          0
    0125761                              O            07/23/16
    0


    5357043          W33/G01             F           69,900.00         ZZ
                                         180         69,765.35          1
                                       8.250            525.14        100
                                       8.000            525.14
    CHAMPAIGN        IL   61821          1            07/30/01         23
    0433051786                           05           08/29/01          0
    0125764                              O            07/29/16
    0


    5357044          W33/G01             F          110,000.00         ZZ
                                         180        109,798.69          1
                                       8.500            845.80        100
                                       8.250            845.80
    CHAMPAIGN        IL   61821          1            07/02/01         23
    0433051794                           05           08/01/01          0
    0125767                              O            07/01/16
    0


    5357045          W33/G01             F           80,000.00         ZZ
                                         180         79,852.06          1
                                       8.450            612.30         94
                                       8.200            612.30
    COLUMBIA CITY    IN   46725          2            07/19/01         23
    0433051802                           05           08/23/01          0
    0125792                              O            07/23/16
    0


    5357046          W33/G01             F           95,300.00         ZZ
                                         180         95,106.88          1
                                       8.000            699.28         98
                                       7.750            699.28
    LAWRENCEBURG     KY   40342          2            07/09/01         23
    0433051810                           05           08/12/01          0
    0125819                              O            07/12/16
    0


    5357047          W33/G01             F          255,000.00         ZZ
                                         180        254,508.83          1
                                       8.250          1,915.73        100
                                       8.000          1,915.73
1


    NAPERVILLE       IL   60565          1            07/31/01         23
    0433051828                           05           08/30/01          0
    0125838                              O            07/30/16
    0


    5357048          W33/G01             F           98,000.00         ZZ
                                         180         97,818.77          1
                                       8.450            750.07        100
                                       8.200            750.07
    VINCENNES        IN   47591          5            07/18/01         23
    0433051836                           05           08/22/01          0
    0125843                              O            07/22/16
    0


    5357049          W33/G01             F           91,500.00         ZZ
                                         180         91,314.60          1
                                       8.000            671.39        100
                                       7.750            671.39
    WHITING          IN   46394          1            07/25/01         23
    0433051844                           05           08/24/01          0
    0125849                              O            07/24/16
    0


    5357050          W33/G01             F          171,500.00         ZZ
                                         180        171,186.09          1
                                       8.500          1,318.69        100
                                       8.250          1,318.69
    NEW ALBANY       IN   47150          1            07/30/01         23
    0433051869                           05           08/29/01          0
    0125863                              O            07/29/16
    0


    5357051          W33/G01             F           79,000.00         ZZ
                                         180         78,855.57          1
                                       8.750            621.49        100
                                       8.500            621.49
    EVANSVILLE       IN   47715          1            07/16/01         23
    0433051877                           05           08/15/01          0
    0125869                              O            07/15/16
    0


    5357052          W33/G01             F           83,500.00         ZZ
                                         180         83,353.31          1
                                       8.700            653.92        100
                                       8.450            653.92
    DETROIT          MI   48205          1            07/31/01         23
    0433051885                           05           08/30/01          0
    0125884                              O            07/30/16
    0
1




    5357053          W33/G01             F          147,000.00         ZZ
                                         180        146,757.29          1
                                       9.000          1,182.80        100
                                       8.750          1,182.80
    CHAMPAIGN        IL   61821          1            07/17/01         23
    0433051893                           05           08/16/01          0
    0125899                              O            07/16/16
    0


    5357054          W33/G01             F           91,000.00         ZZ
                                         180         90,815.59          1
                                       8.000            667.73        100
                                       7.750            667.73
    LEXINGTON        KY   40502          1            07/17/01         23
    0433051901                           05           08/16/01          0
    0125902                              O            07/16/16
    0


    5357055          W33/G01             F           56,500.00         ZZ
                                         180         56,391.16          1
                                       8.250            424.47        100
                                       8.000            424.47
    MUNCIE           IN   47302          5            07/23/01         23
    0433051919                           05           08/26/01          0
    0125903                              O            07/26/16
    0


    5357056          W33/G01             F          145,000.00         ZZ
                                         180        144,551.94          1
                                       8.250          1,089.34        100
                                       8.000          1,089.34
    PALOS HILLS      IL   60465          1            07/06/01         23
    0433051927                           09           08/05/01          0
    0125934                              O            07/05/16
    0


    5357057          W33/G01             F           88,580.00         ZZ
                                         180         88,448.25          1
                                       9.500            744.83        103
                                       9.250            744.83
    WYOMING          MI   49548          1            07/30/01         23
    0433051935                           05           08/29/01          0
    0125936                              O            07/29/16
    0


    5357058          W33/G01             F           47,000.00         ZZ
                                         180         46,913.08          1
1


                                       8.450            359.73        100
                                       8.200            359.73
    GARY             IN   46408          1            07/30/01         23
    0433051943                           05           08/29/01          0
    0125937                              O            07/29/16
    0


    5357059          W33/G01             F           90,000.00         ZZ
                                         180         89,826.65          1
                                       8.250            676.14         98
                                       8.000            676.14
    CHAMPAIGN        IL   61820          1            07/27/01         23
    0433051950                           05           08/26/01          0
    0125943                              O            07/26/16
    0


    5357060          W33/G01             F           64,000.00         ZZ
                                         180         63,887.59          1
                                       8.700            501.20        100
                                       8.450            501.20
    DANFORTH         IL   60930          5            07/16/01         23
    0433051968                           05           08/19/01          0
    0125945                              O            07/19/16
    0


    5357061          W33/G01             F           68,000.00         ZZ
                                         180         67,869.02          1
                                       8.250            510.86        100
                                       8.000            510.86
    URBANA           IL   61801          1            07/26/01         23
    0433051976                           05           08/25/01          0
    0125946                              O            07/25/16
    0


    5357062          W33/G01             F           88,000.00         ZZ
                                         180         87,821.69          1
                                       8.000            645.71         93
                                       7.750            645.71
    BRAZIL           IN   47834          5            07/20/01         23
    0433051984                           27           08/24/01          0
    0125958                              O            07/24/16
    0


    5357063          W33/G01             F           65,920.00         ZZ
                                         180         65,438.61          1
                                       8.750            518.59        103
                                       8.500            518.59
    FORT WAYNE       IN   46808          1            07/18/01         23
    0433051992                           05           08/17/01          0
1


    0125967                              O            07/17/16
    0


    5357064          W33/G01             F          158,000.00         ZZ
                                         180        157,679.83          1
                                       8.000          1,159.35        100
                                       7.750          1,159.35
    DYER             IN   46311          1            07/30/01         23
    0433052008                           05           08/29/01          0
    0125975                              O            07/29/16
    0


    5357065          W33/G01             F           69,000.00         ZZ
                                         180         68,857.75          1
                                       8.000            506.30        100
                                       7.750            506.30
    PARKER CITY      IN   47368          1            07/30/01         23
    0433052016                           27           08/29/01          0
    0125979                              O            07/29/16
    0


    5357066          W33/G01             F          130,000.00         ZZ
                                         180        129,749.59          1
                                       8.250            976.65         98
                                       8.000            976.65
    SOUTHGATE        MI   48195          2            07/26/01         23
    0433052032                           05           08/30/01          0
    0125985                              O            07/30/16
    0


    5357067          W33/G01             F           70,000.00         ZZ
                                         180         69,878.30          1
                                       8.750            550.69        100
                                       8.500            550.69
    OWENSBORO        KY   42303          1            07/27/01         23
    0433052040                           05           08/26/01          0
    0125989                              O            07/26/16
    0


    5357068          W33/G01             F           50,000.00         ZZ
                                         180         49,903.70          1
                                       8.250            375.63        100
                                       8.000            375.63
    NAPPANEE         IN   46550          1            07/20/01         23
    0433052065                           05           08/19/01          0
    0126013                              O            07/19/16
    0


1


    5357069          W33/G01             F          101,500.00         ZZ
                                         180        101,304.48          1
                                       8.250            762.54        100
                                       8.000            762.54
    LAKE ORION       MI   48360          1            07/11/01         23
    0433052073                           01           08/10/01          0
    0126017                              O            07/10/16
    0


    5357070          W33/G01             F           63,000.00         ZZ
                                         180         62,872.34          1
                                       8.000            462.27        100
                                       7.750            462.27
    ELWOOD           IN   46036          1            07/30/01         23
    0433052099                           05           08/29/01          0
    0126020                              O            07/29/16
    0


    5357071          W33/G01             F          105,500.00         ZZ
                                         180        105,281.80          1
                                       8.250            792.59        100
                                       8.000            792.59
    JEFFERSONVILLE   IN   47130          1            07/20/01         23
    0433052107                           05           08/19/01          0
    0126056                              O            07/19/16
    0


    5357072          W33/G01             F           66,800.00         ZZ
                                         180         66,671.89          1
                                       9.500            561.69        103
                                       9.250            561.69
    HAMMOND          IN   46323          1            07/26/01         23
    0433052115                           05           08/25/01          0
    0126067                              O            07/25/16
    0


    5357073          W33/G01             F           88,500.00         ZZ
                                         180         88,344.55          1
                                       8.700            693.07        100
                                       8.450            693.07
    ST JOSEPH        MI   49085          1            07/31/01         23
    0433052123                           05           08/30/01          0
    0126082                              O            07/30/16
    0


    5357074          W33/G01             F           64,890.00         ZZ
                                         180         64,771.23          1
                                       8.500            498.95        103
                                       8.250            498.95
1


    FARMERSBURG      IN   47850          1            08/01/01         23
    0433052131                           05           08/31/01          0
    0126091                              O            07/31/16
    0


    5357075          W33/G01             F           65,000.00         ZZ
                                         180         64,874.81          1
                                       8.250            488.32        100
                                       8.000            488.32
    ANDERSON         IN   46011          5            07/23/01         23
    0433051281                           05           08/26/01          0
    0126114                              O            07/26/16
    0


    5357076          W33/G01             F          124,000.00         ZZ
                                         180        123,748.72          1
                                       8.000            909.87        100
                                       7.750            909.87
    GOSHEN           IN   46528          1            07/30/01         23
    0433052156                           05           08/29/01          0
    0126117                              O            07/29/16
    0


    5357077          W33/G01             F           73,950.00         ZZ
                                         180         73,814.66          1
                                       8.500            568.61        100
                                       8.250            568.61
    PEKIN            IL   61554          1            07/13/01         23
    0433052164                           05           08/30/01          0
    0126145                              O            07/30/16
    0


    5357078          W33/G01             F           80,400.00         ZZ
                                         180         80,291.74          1
                                       8.000            589.95         99
                                       7.750            589.95
    GARRETT          IN   46738          5            08/02/01         23
    0433052172                           05           09/06/01          0
    0126166                              O            08/06/16
    0


    5357079          W33/G01             F           94,200.00         ZZ
                                         180         94,036.23          1
                                       8.750            741.07        103
                                       8.500            741.07
    LEXINGTON        KY   40517          1            07/31/01         23
    0433052180                           05           08/30/01          0
    0126168                              O            07/30/16
    0
1




    5357080          W33/G01             F           46,000.00         ZZ
                                         180         45,902.47          1
                                       8.250            345.58        100
                                       8.000            345.58
    SHELBYVILLE      KY   40065          1            07/30/01         23
    0433052198                           05           08/29/01          0
    0126179                              O            07/29/16
    0


    5357081          W33/G01             F           98,000.00         ZZ
                                         180         97,811.24          1
                                       8.250            736.24        100
                                       8.000            736.24
    CAMPBELLSVILLE   KY   42718          1            08/01/01         23
    0433052214                           05           08/31/01          0
    0126245                              O            07/31/16
    0


    5357082          W33/G01             F          167,000.00         ZZ
                                         180        166,678.32          1
                                       8.250          1,254.62        100
                                       8.000          1,254.62
    OSCEOLA          IN   46561          1            07/27/01         23
    0433052230                           05           08/26/01          0
    0126259                              O            07/26/16
    0


    5357083          W33/G01             F           49,900.00         ZZ
                                         180         49,812.35          1
                                       8.700            390.78        100
                                       8.450            390.78
    UPLAND           IN   46989          1            07/31/01         23
    0433052248                           05           08/30/01          0
    0126286                              O            07/30/16
    0


    5357084          W33/G01             F          103,000.00         ZZ
                                         180        102,873.48          1
                                       8.450            788.33        100
                                       8.200            788.33
    FORTVILLE        IN   46040          2            08/03/01         23
    0433052255                           05           09/07/01          0
    0126337                              O            08/07/16
    0


    5357085          W33/G01             F          113,000.00         ZZ
                                         180        112,847.86          1
1


                                       8.000            829.15         95
                                       7.750            829.15
    FRANKLIN         IN   46131          2            07/31/01         23
    0433052263                           05           09/03/01          0
    0126354                              O            08/03/16
    0


    5357086          W33/G01             F           57,000.00         ZZ
                                         180         56,682.38          1
                                       8.450            559.63        100
                                       8.200            559.63
    MISHAWAKA        IN   46544          5            07/31/01         23
    0433052271                           05           09/03/01          0
    0126401                              O            08/03/16
    0


    5358540          U74/U56             F           94,500.00         ZZ
                                         360         94,407.53          1
                                      11.450            932.22         75
                                      10.950            932.22
    STOUTSVILLE      OH   43154          2            05/30/01         00
    0433054285                           05           08/01/01          0
    11010008391                          O            07/01/31
    0


    5358650          U74/U56             F           30,400.00         ZZ
                                         360         30,335.32          1
                                      10.990            289.28         80
                                      10.490            289.28
    ST MARIE         IL   62459          5            06/08/01         00
    0433054459                           05           08/01/01          0
    10009131                             O            07/01/31
    0


    5363973          994/X14             F          650,000.00         ZZ
                                         360        649,032.21          1
                                       7.500          4,544.89         75
                                       7.250          4,544.89
    SHERMAN OAKS     CA   91423          5            07/01/01         00
    2218394843                           05           09/01/01          0
    2218394843                           O            08/01/31
    0


    5367064          W42/U56             F          135,000.00         ZZ
                                         360        134,782.57          1
                                      10.500          1,234.90         90
                                      10.000          1,234.90
    ATLANTA          GA   30318          1            06/13/01         23
    0433049822                           05           07/13/01          0
1


    JENKINS                              N            06/13/31
    0


    5370355          M69/U56             F           39,950.00         ZZ
                                         360         39,921.39          1
                                      11.000            380.45         85
                                      10.500            380.45
    JASPER           AL   35501          1            08/03/01         23
    0433083268                           05           09/03/01          0
    1                                    O            08/03/31
    0


    5371949          W02/U56             F           80,000.00         ZZ
                                         360         79,915.84          2
                                       9.200            655.25         90
                                       8.700            655.25
    CHICAGO          IL   60619          1            08/06/01         23
    0433071479                           05           09/06/01          0
    1000233154                           N            08/06/31
    0


    5373834          E22/G01             F          383,200.00         ZZ
                                         360        382,908.41          1
                                       7.375          2,646.67         80
                                       7.125          2,646.67
    SCOTTS VALLEY    CA   95066          1            08/14/01         00
    0412890741                           05           10/01/01          0
    0412890741                           O            09/01/31
    0


    5374258          623/U57             F          364,000.00         ZZ
                                         360        362,995.19          1
                                       7.500          2,545.14         80
                                       7.250          2,545.14
    HIGHLANDS RANCH  CO   80126          5            05/31/01         00
    0433112141                           03           08/01/01          0
    1912982                              O            07/01/31
    0


    5374259          623/U57             F          350,000.00         ZZ
                                         360        349,452.27          1
                                       7.250          2,387.62         78
                                       7.000          2,387.62
    HIGHLANDS RANCH  CO   80126          5            07/25/01         00
    0433111424                           03           09/01/01          0
    1983726                              O            08/01/31
    0


1


    5377436          286/286             F           40,500.00         ZZ
                                         360         40,455.57          1
                                       9.000            325.88         90
                                       8.750            325.88
    ASBURY PARK      NJ   07712          1            07/11/01         12
    253835                               05           09/01/01         25
    253835                               N            08/01/31
    0


    5377437          286/286             F          119,000.00         T
                                         360        118,725.47          1
                                       8.250            894.01         75
                                       8.000            894.01
    CENTRAL POINT    OR   97502          1            06/25/01         00
    419488                               05           08/01/01          0
    419488                               O            07/01/31
    0


    5377440          286/286             F          205,600.00         ZZ
                                         360        205,306.76          1
                                       7.875          1,490.75         80
                                       7.625          1,490.75
    VISTA            CA   92083          5            07/09/01         00
    342284                               03           09/01/01          0
    342284                               O            08/01/31
    0


    5377442          286/286             F          109,550.00         T
                                         360        109,359.53          1
                                       8.750            861.83         80
                                       8.500            861.83
    KISSIMMEE        FL   34743          1            06/28/01         00
    425983                               03           08/01/01          0
    425983                               O            07/01/31
    0


    5377446          286/286             F          171,500.00         ZZ
                                         360        171,161.17          1
                                       8.125          1,273.38         60
                                       7.875          1,273.38
    TUSTIN           CA   92780          5            06/25/01         00
    9860813                              05           08/01/01          0
    9860813                              O            07/01/31
    0


    5377447          286/286             F          191,400.00         T
                                         360        191,128.95          1
                                       7.750          1,371.21         66
                                       7.500          1,371.21
1


    AUSTIN           TX   78749          1            07/05/01         00
    9942362                              03           09/01/01          0
    9942362                              O            08/01/31
    0


    5377448          286/286             F           59,250.00         T
                                         360         59,146.98          1
                                       8.750            466.12         75
                                       8.500            466.12
    THOUSAND PALMS   CA   92276          5            07/14/01         00
    9847724                              27           08/01/01          0
    9847724                              O            07/01/31
    0


    5377470          286/286             F          129,500.00         T
                                         180        128,332.10          1
                                       7.625          1,209.70         70
                                       7.375          1,209.70
    MIAMI            FL   33184          1            06/26/01         00
    315742                               05           08/01/01          0
    315742                               O            07/01/16
    0


    5377471          286/286             F           43,200.00         ZZ
                                         180         42,938.24          1
                                       7.500            400.47         80
                                       7.250            400.47
    MIAMI BEACH      FL   33139          1            07/11/01         00
    315972                               01           09/01/01          0
    315972                               N            08/01/16
    0


    5378448          E45/U57             F          119,480.00         ZZ
                                         360        119,398.96          1
                                      11.250          1,160.46        103
                                      10.750          1,160.46
    ST AUGUSTINE     FL   32086          1            07/11/01         23
    0433086279                           05           09/01/01          0
    145229                               O            08/01/31
    0


    5378607          076/076             F          107,550.00         ZZ
                                         360        107,402.20          1
                                       9.875            933.91         90
                                       9.625            933.91
    RACINE           WI   53406          1            06/15/01         10
    5264004                              05           08/01/01         25
    5264004                              O            07/01/31
    0
1




    5378608          076/076             F          148,500.00         ZZ
                                         360        148,211.97          1
                                       9.625          1,262.24         90
                                       9.375          1,262.24
    APEX             NC   27502          1            05/29/01         10
    5274494                              03           07/01/01         25
    5274494                              O            06/01/31
    0


    5378609          076/076             F          137,700.00         ZZ
                                         360        137,425.83          1
                                       9.500          1,157.86         90
                                       9.250          1,157.86
    DE WITT          IA   52742          1            06/01/01         10
    5306225                              05           07/01/01         25
    5306225                              O            06/01/31
    0


    5378758          076/076             F          132,000.00         ZZ
                                         360        131,787.65          1
                                       9.125          1,074.00         80
                                       8.875          1,074.00
    WEST BLOOMFIELD  MI   48323          1            06/29/01         00
    5183334                              05           08/01/01          0
    5183334                              O            07/01/31
    0


    5379018          623/U57             F          325,000.00         ZZ
                                         120        319,560.85          1
                                       7.750          3,900.35         69
                                       7.500          3,900.35
    SCOTTSDALE       AZ   85259          5            06/13/01         00
    0433079175                           05           08/01/01          0
    1981317                              O            07/01/11
    0


    5379021          623/U57             F          101,000.00         ZZ
                                         180        100,360.84          1
                                       7.000            907.82         68
                                       6.750            907.82
    KALISPELL        MT   59901          2            07/16/01         00
    0433083276                           05           09/01/01          0
    1985444                              O            08/01/16
    0


    5385021          E22/G01             F          134,000.00         ZZ
                                         360        133,903.02          1
1


                                       7.625            948.44         80
                                       7.375            948.44
    POCATELLO        ID   83201          2            08/08/01         00
    0412914517                           05           10/01/01          0
    0412914517                           O            09/01/31
    0


    5385539          E45/U57             F           70,300.00         ZZ
                                         360         70,183.93          1
                                       9.000            565.65         95
                                       8.500            565.65
    POMPANO BEACH    FL   33069          1            06/15/01         11
    0433086329                           01           08/01/01         30
    143797                               O            07/01/31
    0


    5390481          Q79/U56             F           37,800.00         ZZ
                                         120         32,137.99          2
                                      11.875            539.59         70
                                      11.325            539.59
    DETROIT          MI   48212          2            04/23/99         00
    0433061603                           05           06/01/99          0
    10309438                             O            05/01/09
    0


    5390483          Q79/U56             F           58,000.00         ZZ
                                         360         56,334.27          1
                                      10.500            530.55         78
                                       9.880            530.55
    DETROIT          MI   48224          5            02/28/97         00
    0433061595                           05           04/01/97          0
    11006494                             O            03/01/27
    0


    5390485          Q79/U56             F           56,700.00         ZZ
                                         360         55,834.77          2
                                      11.750            572.34         90
                                      11.130            572.34
    CLINTON TWP      MI   48186          5            09/11/98         00
    0433065737                           05           11/01/98          0
    11021577                             O            10/01/28
    0


    5390486          Q79/U56             F          211,500.00         ZZ
                                         360        207,463.49          1
                                      10.000          1,856.06         90
                                       9.380          1,856.06
    VAN BUREN TWP    MI   48111          5            08/07/98         00
    0433065745                           05           10/01/98          0
1


    11021726                             O            09/01/28
    0


    5390487          Q79/U56             F           28,000.00         ZZ
                                         360         27,646.00          1
                                      12.125            290.71         80
                                      11.505            290.71
    DETROIT          MI   48228          5            09/16/98         00
    0433061629                           05           11/01/98          0
    11021969                             N            10/01/28
    0


    5390490          Q79/U56             F          202,300.00         ZZ
                                         360        198,137.09          1
                                       9.750          1,738.07         85
                                       9.130          1,738.07
    HAMBURG TWP      MI   48169          2            08/26/98         00
    0433065794                           05           10/01/98          0
    11022773                             O            09/01/28
    0


    5390491          Q79/U56             F           46,400.00         ZZ
                                         360         45,771.33          1
                                      11.500            459.50         80
                                      10.880            459.50
    DETROIT          MI   48205          5            12/23/98         00
    0433061660                           05           02/01/99          0
    11023350                             O            01/01/29
    0


    5390493          Q79/U56             F            7,800.00         ZZ
                                         180          7,239.20          1
                                      13.050             98.95         23
                                      12.500             98.95
    DETROIT          MI   48210          1            06/18/99         00
    0433061611                           05           08/01/99          0
    11024136                             N            07/01/14
    0


    5390494          Q79/U56             F          110,000.00         T
                                         360        108,480.82          1
                                       9.825            951.13         69
                                       9.205            951.13
    GLADWIN          MI   48624          1            06/26/99         00
    0433061686                           05           08/01/99          0
    11025344                             O            07/01/29
    0


1


    5390495          Q79/U56             F           88,000.00         ZZ
                                         360         86,870.42          1
                                      10.000            772.27         63
                                       9.380            772.27
    HOLLY            MI   48442          5            08/16/99         00
    0433061702                           05           10/01/99          0
    11025470                             O            09/01/29
    0


    5390499          Q79/U56             F          108,000.00         ZZ
                                         360        106,626.40          1
                                      10.025            949.77         80
                                       9.405            949.77
    MARINE CITY      MI   48039          2            07/26/99         00
    0433061728                           05           09/01/99          0
    11025659                             O            08/01/29
    0


    5390501          Q79/U56             F          234,000.00         ZZ
                                         360        231,711.60          1
                                      11.175          2,259.43         84
                                      10.555          2,259.43
    SOUTHFIELD       MI   48075          5            09/13/99         00
    0433065885                           05           11/01/99          0
    11025713                             O            10/01/29
    0


    5390503          Q79/U56             F           42,000.00         ZZ
                                         180         41,646.28          1
                                      12.250            440.12         70
                                      11.510            440.12
    DETROIT          MI   48219          5            06/28/99         00
    0433061645                           05           08/01/99          0
    11025728                             N            07/01/14
    0


    5390504          Q79/U56             F           57,500.00         ZZ
                                         360         56,596.20          1
                                       8.750            452.36         64
                                       8.130            452.36
    WARREN           MI   48089          5            08/25/99         00
    0433061744                           05           10/01/99          0
    11025896                             O            09/01/29
    0


    5390505          Q79/U56             F           68,000.00         ZZ
                                         360         67,327.55          1
                                      11.250            660.46         80
                                      10.630            660.46
1


    HIGHLAND PARK    MI   48203          5            07/30/99         00
    0433061777                           05           09/01/99          0
    11025945                             O            08/01/29
    0


    5390508          Q79/U56             F           67,500.00         ZZ
                                         360         66,860.58          4
                                      11.025            644.09         90
                                      10.405            644.09
    DETROIT          MI   48204          5            09/14/99         00
    0433065935                           05           11/01/99          0
    11026210                             O            10/01/29
    0


    5390512          Q79/U56             F           94,000.00         ZZ
                                         360         93,069.78          1
                                      10.350            849.33         69
                                       9.730            849.33
    BIRMINGHAM       MI   48009          5            11/16/99         00
    0433061819                           05           01/01/00          0
    11026415                             O            12/01/29
    0


    5390513          Q79/U56             F          412,000.00         ZZ
                                         360        405,666.82          1
                                       8.750          3,241.21         80
                                       8.130          3,241.21
    WATERFORD        MI   48327          1            10/01/99         00
    0433061835                           05           12/01/99          0
    11026455                             O            11/01/29
    0


    5390516          Q79/U56             F           56,000.00         ZZ
                                         180         55,405.87          1
                                      10.250            501.82         80
                                       9.510            501.82
    HIGHLAND PARK    MI   48203          5            10/14/99         00
    0433061678                           05           12/01/99          0
    11026487                             N            11/01/14
    0


    5390517          Q79/U56             F           56,000.00         ZZ
                                         180         55,405.87          1
                                      10.250            501.82         80
                                       9.510            501.82
    HIGHLAND PARK    MI   48203          5            10/14/99         00
    0433061694                           05           12/01/99          0
    11026489                             N            11/01/14
    0
1




    5390519          Q79/U56             F           47,600.00         ZZ
                                         360         47,245.46          1
                                      12.250            498.80         80
                                      11.630            498.80
    DETROIT          MI   48213          5            09/22/99         00
    0433061884                           05           11/01/99          0
    11026652                             O            10/01/29
    0


    5390521          Q79/U56             F           68,850.00         ZZ
                                         180         68,178.84          1
                                      11.125            662.19         85
                                      10.385            662.19
    SPRING LAKE      MI   49456          2            08/31/99         00
    0433065471                           05           10/01/99          0
    11026665                             O            09/01/14
    0


    5390526          Q79/U56             F          212,500.00         ZZ
                                         180        200,555.02          1
                                      10.375          2,332.53         85
                                       9.825          2,332.53
    FARMINGTON HL    MI   48336          5            11/12/99         00
    0433065513                           05           01/01/00          0
    11026932                             O            12/01/14
    0


    5390531          Q79/U56             F          105,600.00         ZZ
                                         360        104,147.44          1
                                       9.900            918.92         80
                                       9.280            918.92
    ST JOHNS         MI   48879          1            11/19/99         00
    0433061918                           05           01/01/00          0
    11026984                             O            12/01/29
    0


    5390532          Q79/U56             F          103,400.00         ZZ
                                         360        102,664.33          1
                                      11.925          1,057.62         90
                                      11.305          1,057.62
    KENTWOOD         MI   49508          1            11/30/99         00
    0433065984                           05           01/01/00          0
    11027076                             O            12/01/29
    0


    5390535          Q79/U56             F           70,000.00         ZZ
                                         360         69,089.62          1
1


                                       8.750            550.69         74
                                       8.130            550.69
    PEARL BEACH      MI   48001          5            12/22/99         00
    0433061983                           05           02/01/00          0
    11027109                             O            01/01/30
    0


    5390536          Q79/U56             F           67,500.00         ZZ
                                         360         66,633.13          1
                                       9.000            543.12         75
                                       8.380            543.12
    DETROIT          MI   48228          2            12/10/99         00
    0433062015                           05           02/01/00          0
    11027112                             O            01/01/30
    0


    5390540          Q79/U56             F           88,200.00         ZZ
                                         360         86,514.71          1
                                      10.900            833.29         90
                                      10.280            833.29
    YPSILANTI        MI   48198          1            12/27/99         00
    0433066057                           05           02/01/00          0
    11027233                             O            01/01/30
    0


    5390543          Q79/U56             F           42,320.00         ZZ
                                         360         42,034.24          1
                                      11.675            424.75         80
                                      11.055            424.75
    PORT HURON       MI   48060          1            01/11/00         00
    0433062056                           05           03/01/00          0
    11027358                             O            02/01/30
    0


    5390545          Q79/U56             F           46,230.00         ZZ
                                         360         45,795.08          1
                                      10.150            410.83         67
                                       9.530            410.83
    HIGHLAND PARK    MI   48203          5            01/14/00         00
    0433062080                           05           03/01/00          0
    11027433                             O            02/01/30
    0


    5390547          Q79/U56             F           38,700.00         ZZ
                                         360         37,929.85          1
                                      11.400            380.29         90
                                      10.780            380.29
    DETROIT          MI   48235          5            03/10/00         00
    0433066107                           05           05/01/00          0
1


    11027531                             O            04/01/30
    0


    5390548          Q79/U56             F           92,000.00         ZZ
                                         360         91,472.32          1
                                      12.175            958.74         80
                                      11.555            958.74
    HARRISON         MI   48625          5            02/15/00         00
    0433062122                           05           04/01/00          0
    11027555                             O            03/01/30
    0


    5390549          Q79/U56             F           43,500.00         ZZ
                                         360         43,183.87          1
                                      11.150            419.20         75
                                      10.530            419.20
    DETROIT          MI   48235          5            03/17/00         00
    0433062171                           05           05/01/00          0
    11027633                             N            04/01/30
    0


    5390550          Q79/U56             F           52,000.00         ZZ
                                         360         51,650.22          1
                                      11.150            501.11         80
                                      10.530            501.11
    DETROIT          MI   48235          5            03/17/00         00
    0433062205                           05           05/01/00          0
    11027635                             N            04/01/30
    0


    5390555          Q79/U56             F           45,750.00         ZZ
                                         360         45,425.73          1
                                      10.925            433.10         75
                                      10.305            433.10
    DETROIT          MI   48234          5            03/27/00         00
    0433062221                           05           05/01/00          0
    11027890                             O            04/01/30
    0


    5390558          Q79/U56             F           55,500.00         ZZ
                                         240         54,497.03          4
                                      11.775            602.42         75
                                      11.155            602.42
    DETROIT          MI   48238          1            05/08/00         00
    0433061736                           05           07/01/00          0
    11027974                             N            06/01/20
    0


1


    5390559          Q79/U56             F           46,400.00         ZZ
                                         360         44,161.85          1
                                       9.500            390.16         80
                                       8.880            390.16
    DETROIT          MI   48202          5            03/31/00         00
    0433062247                           05           06/01/00          0
    11028063                             O            05/01/30
    0


    5390562          Q79/U56             F          109,600.00         ZZ
                                         360        105,490.74          1
                                      10.400            994.37         80
                                       9.780            994.37
    HARPER WOODS     MI   48225          1            04/24/00         00
    0433062270                           05           06/01/00          0
    11028215                             O            05/01/30
    0


    5390564          Q79/U56             F          490,000.00         ZZ
                                         360        486,242.30          1
                                       9.900          4,263.94         76
                                       9.280          4,263.94
    BLOOMFIELD HILL  MI   48301          2            05/30/00         00
    0433062296                           05           08/01/00          0
    11028315                             O            07/01/30
    0


    5390567          Q79/U56             F           51,000.00         ZZ
                                         360         50,746.75          1
                                      11.650            510.89         85
                                      11.030            510.89
    DETROIT          MI   48235          1            06/09/00         00
    0433065554                           05           08/01/00          0
    11028570                             O            07/01/30
    0


    5390569          Q79/U56             F           97,200.00         ZZ
                                         360         96,645.38          1
                                      11.000            925.66         90
                                      10.380            925.66
    PONTIAC          MI   48340          5            06/26/00         00
    0433066214                           05           08/01/00          0
    11028670                             O            07/01/30
    0


    5390570          Q79/U56             F           65,450.00         ZZ
                                         360         65,128.45          1
                                      11.700            658.15         85
                                      11.080            658.15
1


    DETROIT          MI   48228          5            06/15/00         00
    0433066263                           05           08/01/00          0
    11028694                             O            07/01/30
    0


    5390571          Q79/U56             F           68,800.00         ZZ
                                         360         68,263.25          1
                                       9.500            578.51         80
                                       8.880            578.51
    DEARBORN HEIGHT  MI   48125          5            06/09/00         00
    0433062338                           05           08/01/00          0
    11028697                             O            07/01/30
    0


    5390572          Q79/U56             F          128,000.00         ZZ
                                         360        127,335.74          1
                                      11.100          1,228.66         75
                                      10.480          1,228.66
    REDFORD          MI   48240          5            07/14/00         00
    0433062361                           05           09/01/00          0
    11028701                             O            08/01/30
    0


    5390573          Q79/U56             F           80,000.00         ZZ
                                         360         79,342.32          1
                                       9.500            672.68         78
                                       8.880            672.68
    REDFORD          MI   48240          1            06/28/00         00
    0433062387                           05           08/01/00          0
    11028712                             O            07/01/30
    0


    5390574          Q79/U56             F           36,000.00         ZZ
                                         360         35,749.52          1
                                       9.700            307.97         42
                                       9.080            307.97
    SOUTHGATE        MI   48195          5            07/06/00         00
    0433062411                           05           09/01/00          0
    11028889                             O            08/01/30
    0


    5390575          Q79/U56             F          220,000.00         ZZ
                                         360        218,438.88          1
                                      12.050          2,271.42         90
                                      11.430          2,271.42
    CLINTON TWP      MI   48035          1            07/06/00         00
    0433066404                           05           09/01/00          0
    11028901                             O            08/01/30
    0
1




    5390581          Q79/U56             F           66,300.00         ZZ
                                         360         65,916.40          1
                                      10.700            616.41         85
                                      10.080            616.41
    DETROIT          MI   48238          5            08/15/00         00
    0433066420                           05           10/01/00          0
    11029152                             O            09/01/30
    0


    5390582          Q79/U56             F           65,000.00         ZZ
                                         360         64,756.36          2
                                      11.850            661.10         77
                                      11.230            661.10
    INKSTER          MI   48141          5            09/08/00         00
    0433062486                           05           11/01/00          0
    11029169                             N            10/01/30
    0


    5390584          Q79/U56             F          213,750.00         ZZ
                                         360        212,824.02          1
                                       8.500          1,643.56         95
                                       7.880          1,643.56
    DETROIT          MI   48225          1            02/23/01         11
    0433066461                           01           04/01/01         25
    11029171                             O            03/01/31
    0


    5390586          Q79/U56             F          112,500.00         ZZ
                                         360        111,921.91          1
                                      10.775          1,052.28         73
                                      10.155          1,052.28
    WATERFORD        MI   48327          5            08/25/00         00
    0433062502                           05           10/01/00          0
    11029260                             O            09/01/30
    0


    5390587          Q79/U56             F           60,800.00         ZZ
                                         360         60,529.72          1
                                      11.375            596.31         80
                                      10.755            596.31
    DETROIT          MI   48205          5            09/07/00         00
    0433062551                           05           11/01/00          0
    11029329                             O            10/01/30
    0


    5390596          Q79/U56             F          114,400.00         ZZ
                                         360        114,039.58          1
1


                                      12.225          1,196.58         46
                                      11.605          1,196.58
    DEARBORN HEIGHT  MI   48127          5            10/30/00         00
    0433062601                           05           12/01/00          0
    11029506                             O            11/01/30
    0


    5390597          Q79/U56             F           68,000.00         ZZ
                                         360         67,726.20          1
                                      10.625            628.39         80
                                      10.005            628.39
    DETROIT          MI   48219          5            10/30/00         00
    0433062627                           05           01/01/01          0
    11029528                             O            12/01/30
    0


    5390604          Q79/U56             F           79,200.00         ZZ
                                         360         78,865.54          1
                                       8.625            616.01         90
                                       8.005            616.01
    GRAND BLANC      MI   48439          1            02/27/01         04
    0433065570                           01           04/01/01         25
    11029672                             O            03/01/31
    0


    5390605          Q79/U56             F          103,700.00         ZZ
                                         360        103,316.36          1
                                       8.500            797.36         85
                                       7.880            797.36
    RICHMOND         MI   48062          5            03/02/01         04
    0433066602                           05           05/01/01         12
    11029711                             O            04/01/31
    0


    5390606          Q79/U56             F           68,000.00         ZZ
                                         360         67,789.89          1
                                       9.375            565.59         85
                                       8.755            565.59
    DETROIT          MI   48205          2            03/08/01         10
    0433066644                           05           05/01/01         12
    11029716                             O            04/01/31
    0


    5390607          Q79/U56             F           58,000.00         ZZ
                                         360         57,785.40          1
                                       8.500            445.97         48
                                       7.880            445.97
    HASTINGS         MI   49058          5            03/08/01         00
    0433062668                           05           05/01/01          0
1


    11029717                             O            04/01/31
    0


    5390609          Q79/U56             F          184,800.00         ZZ
                                         360        184,217.63          1
                                       8.375          1,404.61         80
                                       7.755          1,404.61
    CANTON           MI   48187          2            04/11/01         00
    0433061785                           05           06/01/01          0
    11029737                             O            05/01/31
    0


    5390610          Q79/U56             F          171,000.00         ZZ
                                         180        168,937.23          1
                                       7.750          1,609.58         95
                                       7.200          1,609.58
    WORTH TWP        MI   48422          1            05/11/01         04
    0433065596                           05           07/01/01         25
    11029746                             O            06/01/16
    0


    5390612          Q79/U56             F           77,600.00         ZZ
                                         360         77,361.58          1
                                       8.500            596.68         80
                                       7.880            596.68
    DETROIT          MI   48205          2            04/30/01         00
    0433061827                           05           06/01/01          0
    11029765                             O            05/01/31
    0


    5390614          Q79/U56             F          250,400.00         ZZ
                                         180        246,693.32          1
                                       7.875          2,374.92         80
                                       7.325          2,374.92
    LATHRUP VILLAGE  MI   48076          2            04/03/01         00
    0433061850                           05           06/01/01          0
    11029776                             O            05/01/16
    0


    5390616          Q79/U56             F          212,000.00         ZZ
                                         360        211,348.68          1
                                       8.500          1,630.10         58
                                       7.880          1,630.10
    BLOOMFIELD HILL  MI   48304          5            04/05/01         00
    0433062684                           05           06/01/01          0
    11029796                             O            05/01/31
    0


1


    5390617          Q79/U56             F           57,600.00         ZZ
                                         360         57,509.73          2
                                       9.250            473.86         80
                                       8.630            473.86
    DETROIT          MI   48214          5            06/08/01         00
    0433061876                           05           08/01/01          0
    11029805                             N            07/01/31
    0


    5390618          Q79/U56             F           72,000.00         T
                                         360         71,887.14          1
                                       9.250            592.33         80
                                       8.630            592.33
    TAYLOR           MI   48180          5            06/07/01         00
    0433061926                           05           08/01/01          0
    11029807                             O            07/01/31
    0


    5390619          Q79/U56             F          162,800.00         ZZ
                                         360        162,286.93          1
                                       8.375          1,237.40         80
                                       7.755          1,237.40
    WATERFORD        MI   48329          2            04/20/01         00
    0433062718                           05           06/01/01          0
    11029813                             O            05/01/31
    0


    5390620          Q79/U56             F          200,000.00         ZZ
                                         360        199,678.25          1
                                       9.125          1,627.27         80
                                       8.505          1,627.27
    HOLLY            MI   48442          5            06/12/01         00
    0433062759                           05           08/01/01          0
    11029820                             O            07/01/31
    0


    5390622          Q79/U56             F          225,000.00         ZZ
                                         360        224,460.71          1
                                       9.500          1,891.92         75
                                       8.880          1,891.92
    CLARKSTON        MI   48348          5            05/02/01         00
    0433062809                           05           07/01/01          0
    11029825                             O            06/01/31
    0


    5390623          Q79/U56             F           30,000.00         ZZ
                                         360         29,940.26          1
                                       9.500            252.26         45
                                       8.880            252.26
1


    WARREN           MI   48091          5            05/22/01         00
    0433061967                           05           07/01/01          0
    11029854                             O            06/01/31
    0


    5390624          Q79/U56             F           92,500.00         ZZ
                                         360         92,330.71          1
                                       8.500            711.24         62
                                       7.880            711.24
    STERLING HEIGHT  MI   48310          2            06/05/01         00
    0433061991                           05           08/01/01          0
    11029856                             O            07/01/31
    0


    5390625          Q79/U56             F          277,600.00         ZZ
                                         360        276,725.16          1
                                       8.375          2,109.96         80
                                       7.755          2,109.96
    ALMONT           MI   48003          5            04/25/01         00
    0433062817                           05           06/01/01          0
    11029862                             O            05/01/31
    0


    5390626          Q79/U56             F          135,000.00         ZZ
                                         360        134,677.71          1
                                       8.625          1,050.02         76
                                       8.005          1,050.02
    DETROIT          MI   48214          5            05/10/01         00
    0433062841                           05           07/01/01          0
    11029879                             O            06/01/31
    0


    5390627          Q79/U56             F          160,920.00         ZZ
                                         360        160,555.13          1
                                       8.875          1,280.35         83
                                       8.255          1,280.35
    FERNDALE         MI   48220          2            05/23/01         04
    0433065653                           05           07/01/01         25
    11029887                             O            06/01/31
    0


    5390628          Q79/U56             F          150,900.00         ZZ
                                         360        150,548.91          1
                                       8.750          1,187.13         89
                                       8.130          1,187.13
    LAKE ORION       MI   48359          2            05/17/01         04
    0433066792                           05           07/01/01         25
    11029901                             O            06/01/31
    0
1




    5390629          Q79/U56             F          230,350.00         ZZ
                                         360        229,883.22          1
                                       8.000          1,690.23         97
                                       7.380          1,690.23
    FARMINGTON HILL  MI   48334          1            06/13/01         04
    0433065679                           05           08/01/01         30
    11029907                             O            07/01/31
    0


    5390630          Q79/U56             F          147,250.00         ZZ
                                         360        146,889.35          1
                                       8.500          1,132.23         93
                                       7.880          1,132.23
    OAK PARK         MI   48237          1            05/17/01         04
    0433065695                           05           07/01/01         30
    11029958                             O            06/01/31
    0


    5390631          Q79/U56             F          201,600.00         ZZ
                                         360        201,249.48          1
                                       8.750          1,585.99         90
                                       8.130          1,585.99
    HOWELL           MI   48843          5            06/04/01         04
    0433066826                           05           08/01/01         25
    11029975                             O            07/01/31
    0


    5390632          Q79/U56             F           27,787.00         ZZ
                                         360         27,747.80          1
                                       9.750            238.73         95
                                       9.130            238.73
    DETROIT          MI   48227          1            06/19/01         04
    0433065711                           05           08/01/01         30
    11029980                             O            07/01/31
    0


    5390634          Q79/U56             F           85,025.00         ZZ
                                         360         84,855.69          1
                                       9.500            714.94         89
                                       8.880            714.94
    ROSEVILLE        MI   48066          1            05/26/01         04
    0433066867                           05           07/01/01         30
    11029996                             O            06/01/31
    0


    5390635          Q79/U56             F          122,300.00         ZZ
                                         360        122,064.43          1
1


                                       8.250            918.80         80
                                       7.630            918.80
    ST CLAIR SHORES  MI   48082          2            06/13/01         00
    0433062049                           05           08/01/01          0
    11030011                             O            07/01/31
    0


    5390637          Q79/U56             F           28,000.00         ZZ
                                         180         27,025.12          1
                                      10.875            264.01         80
                                      10.135            264.01
    PHILADELPHIA     PA   19140          1            05/04/99         00
    0433065752                           05           07/01/99          0
    111025370                            N            06/01/14
    0


    5390638          Q79/U56             F          124,200.00         ZZ
                                         180        122,976.39          1
                                      10.125          1,101.44         90
                                       9.385          1,101.44
    POTTSTOWN        PA   19464          2            12/20/99         00
    0433065778                           05           02/01/00          0
    111027443                            O            01/01/15
    0


    5390639          Q79/U56             F          172,000.00         ZZ
                                         180        170,736.67          1
                                      10.125          1,525.33         80
                                       9.385          1,525.33
    EXPORT           PA   15632          1            05/04/00         00
    0433062098                           05           07/01/00          0
    111028214                            O            06/01/15
    0


    5390640          Q79/U56             F           44,000.00         ZZ
                                         180         41,698.01          1
                                       9.990            472.56         80
                                       9.440            472.56
    EAGAR            AZ   85925          5            01/24/00         00
    0433062148                           05           03/01/00          0
    131027659                            O            02/01/15
    0


    5390642          Q79/U56             F           93,600.00         ZZ
                                         360         92,884.97          1
                                      10.250            838.76         90
                                       9.630            838.76
    PEORIA           AZ   85345          5            04/19/00         00
    0433066875                           05           06/01/00          0
1


    131028444                            O            05/01/30
    0


    5390643          Q79/U56             F           54,800.00         ZZ
                                         360         54,311.53          1
                                       9.500            460.79         85
                                       8.880            460.79
    PHOENIX          AZ   85032          5            04/10/00         00
    0433066909                           05           06/01/00          0
    131028480                            O            05/01/30
    0


    5390645          Q79/U56             F          256,000.00         ZZ
                                         360        253,484.92          1
                                       8.700          2,004.82         80
                                       8.080          2,004.82
    WADDELL          AZ   85355          5            05/25/00         00
    0433062916                           05           07/01/00          0
    131028861                            O            06/01/30
    0


    5390646          Q79/U56             F           80,750.00         ZZ
                                         360         80,038.50          1
                                       8.990            649.16         85
                                       8.370            649.16
    PHOENIX          AZ   85029          5            06/08/00         00
    0433066933                           05           08/01/00          0
    131028937                            O            07/01/30
    0


    5390647          Q79/U56             F          141,300.00         ZZ
                                         360        140,076.91          1
                                       8.990          1,135.92         90
                                       8.370          1,135.92
    TUCSON           AZ   85710          5            06/15/00         00
    0433066974                           05           08/01/00          0
    131029014                            O            07/01/30
    0


    5390648          Q79/U56             F           93,100.00         ZZ
                                         360         92,011.90          1
                                      12.125            966.61         70
                                      11.505            966.61
    AZUSA            CA   91702          1            12/07/98         00
    0433062965                           05           02/01/99          0
    151023263                            O            01/01/29
    0


1


    5390650          Q79/U56             F          188,000.00         ZZ
                                         360        185,818.74          1
                                       9.750          1,615.21         80
                                       9.130          1,615.21
    SHINGLE SPRINGS  CA   95682          5            12/16/99         00
    0433062981                           05           02/01/00          0
    151027276                            O            01/01/30
    0


    5390652          Q79/U56             F          134,400.00         ZZ
                                         360        132,651.31          2
                                       8.750          1,057.33         80
                                       8.130          1,057.33
    LOS ANGELES      CA   90031          2            12/23/99         00
    0433062163                           05           02/01/00          0
    151027487                            O            01/01/30
    0


    5390653          Q79/U56             F          150,000.00         ZZ
                                         360        148,321.29          1
                                       9.500          1,261.29         73
                                       8.880          1,261.29
    HAYWARD          CA   94545          5            12/23/99         00
    0433063013                           05           02/01/00          0
    151027493                            O            01/01/30
    0


    5390654          Q79/U56             F          113,000.00         ZZ
                                         360        111,367.70          1
                                       9.500            950.17         76
                                       8.880            950.17
    OCEANSIDE        CA   92057          5            12/22/99         00
    0433063054                           05           02/01/00          0
    151027497                            O            01/01/30
    0


    5390655          Q79/U56             F          100,800.00         ZZ
                                         360         99,518.79          1
                                       9.400            840.24         80
                                       8.780            840.24
    BALDWIN PARK     CA   91706          1            11/08/99         00
    0433063088                           05           01/01/00          0
    151027521                            O            12/01/29
    0


    5390658          Q79/U56             F           99,427.00         ZZ
                                         360         98,316.84          1
                                       9.250            817.97         63
                                       8.630            817.97
1


    ESCONDIDO        CA   92027          2            01/15/00         00
    0433063120                           05           03/01/00          0
    151027678                            O            02/01/30
    0


    5390659          Q79/U56             F          140,000.00         ZZ
                                         180        132,370.26          1
                                       9.500          1,461.92         74
                                       8.950          1,461.92
    RANCHO CUCAMONG  CA   91737          2            01/19/00         00
    0433062197                           05           03/01/00          0
    151027689                            O            02/01/15
    0


    5390661          Q79/U56             F           59,500.00         ZZ
                                         360         58,988.94          1
                                      10.600            548.73         75
                                       9.980            548.73
    ENCINO           CA   91316          5            02/08/00         00
    0433063153                           01           04/01/00          0
    151027793                            O            03/01/30
    0


    5390665          Q79/U56             F          120,000.00         ZZ
                                         360        119,164.84          1
                                      10.990          1,141.88         80
                                      10.370          1,141.88
    LOS ANGELES      CA   91325          5            03/04/00         00
    0433063187                           01           05/01/00          0
    151028019                            O            04/01/30
    0


    5390668          Q79/U56             F           81,200.00         ZZ
                                         360         80,545.48          1
                                       9.990            711.99         52
                                       9.370            711.99
    RANCHO CUCAMONG  CA   91739          5            04/09/00         00
    0433063211                           05           06/01/00          0
    151028282                            O            05/01/30
    0


    5390671          Q79/U56             F           95,000.00         ZZ
                                         360         94,153.12          1
                                       9.500            798.82         80
                                       8.880            798.82
    RANCHO CORDOVA   CA   95670          5            04/21/00         00
    0433063245                           05           06/01/00          0
    151028503                            O            05/01/30
    0
1




    5390673          Q79/U56             F          153,000.00         ZZ
                                         360        151,355.82          1
                                       8.250          1,149.44         85
                                       7.630          1,149.44
    PICO RIVERA      CA   90660          5            05/01/00         00
    0433067212                           05           07/01/00          0
    151028585                            O            06/01/30
    0


    5390675          Q79/U56             F          243,750.00         ZZ
                                         360        241,713.35          1
                                       9.500          2,049.59         75
                                       8.880          2,049.59
    CERRITOS         CA   90703          5            05/09/00         00
    0433063286                           05           07/01/00          0
    151028641                            O            06/01/30
    0


    5390676          Q79/U56             F          240,000.00         ZZ
                                         360        236,966.68          1
                                       7.750          1,719.39         78
                                       7.130          1,719.39
    LOS ANGELES ARE  CA   90063          5            04/07/00         00
    0433063310                           05           06/01/00          0
    151028719                            O            05/01/30
    0


    5390677          Q79/U56             F          123,200.00         ZZ
                                         360        122,271.27          1
                                      10.000          1,081.17         80
                                       9.380          1,081.17
    OAKLAND          CA   94621          5            05/17/00         00
    0433063344                           05           07/01/00          0
    151028772                            O            06/01/30
    0


    5390678          Q79/U56             F           72,500.00         ZZ
                                         360         71,894.26          1
                                       9.500            609.62         86
                                       8.880            609.62
    SAN BERNARDINO   CA   92411          2            05/23/00         00
    0433067246                           05           07/01/00          0
    151028776                            O            06/01/30
    0


    5390680          Q79/U56             F          117,000.00         ZZ
                                         360        116,071.17          1
1


                                       9.750          1,005.22         90
                                       9.130          1,005.22
    MONTCLAIR        CA   91763          5            05/17/00         00
    0433067253                           05           07/01/00          0
    151028787                            O            06/01/30
    0


    5390681          Q79/U56             F          122,250.00         ZZ
                                         360        121,612.82          1
                                      11.750          1,234.01         79
                                      11.130          1,234.01
    INGLEWOOD        CA   90302          5            05/24/00         00
    0433063401                           05           07/01/00          0
    151028789                            O            06/01/30
    0


    5390682          Q79/U56             F           30,000.00         ZZ
                                         360         29,656.81          1
                                       9.250            246.81         25
                                       8.630            246.81
    EL CAJON         CA   92019          2            05/18/00         00
    0433062312                           01           07/01/00          0
    151028798                            O            06/01/30
    0


    5390683          Q79/U56             F          144,000.00         ZZ
                                         360        142,665.30          1
                                       8.990          1,157.63         90
                                       8.370          1,157.63
    COMPTON          CA   90221          5            05/24/00         00
    0433067329                           05           07/01/00          0
    151028800                            O            06/01/30
    0


    5390686          Q79/U56             F          148,000.00         ZZ
                                         360        146,809.02          1
                                       9.990          1,297.72         80
                                       9.370          1,297.72
    ALTADENA         CA   91001          2            05/22/00         00
    0433063427                           05           07/01/00          0
    151028835                            O            06/01/30
    0


    5390688          Q79/U56             F          144,500.00         ZZ
                                         360        143,163.56          1
                                       9.000          1,162.68         90
                                       8.380          1,162.68
    EL MONTE         CA   91731          2            05/24/00         00
    0433067360                           05           07/01/00          0
1


    151028839                            O            06/01/30
    0


    5390689          Q79/U56             F           72,000.00         ZZ
                                         360         70,807.93          1
                                       8.990            578.82         69
                                       8.370            578.82
    GREENVILLE       CA   95947          5            05/08/00         00
    0433063450                           05           07/01/00          0
    151028842                            O            06/01/30
    0


    5390692          Q79/U56             F          300,000.00         ZZ
                                         360        297,052.62          1
                                       8.700          2,349.40         77
                                       8.080          2,349.40
    CONCORD          CA   94520          5            05/24/00         00
    0433062452                           05           07/01/00          0
    151028866                            O            06/01/30
    0


    5390695          Q79/U56             F           70,500.00         ZZ
                                         360         70,002.81          1
                                       9.990            618.17         79
                                       9.370            618.17
    PASADENA         CA   91106          5            06/08/00         00
    0433063484                           01           08/01/00          0
    151028923                            O            07/01/30
    0


    5390696          Q79/U56             F          110,500.00         ZZ
                                         360        109,545.48          1
                                       9.000            889.11         84
                                       8.380            889.11
    POMONA           CA   91766          5            05/31/00         00
    0433067402                           05           08/01/00          0
    151028926                            O            07/01/30
    0


    5390698          Q79/U56             F          184,500.00         ZZ
                                         360        182,790.01          1
                                       8.990          1,483.21         90
                                       8.370          1,483.21
    LOS ANGELES      CA   90043          5            05/23/00         00
    0433067436                           05           07/01/00          0
    151028939                            O            06/01/30
    0


1


    5390699          Q79/U56             F          243,000.00         ZZ
                                         360        241,198.65          1
                                       9.750          2,087.75         73
                                       9.130          2,087.75
    PALO ALTO        CA   94303          5            06/07/00         00
    0433063542                           05           08/01/00          0
    151028940                            O            07/01/30
    0


    5390700          Q79/U56             F          171,000.00         ZZ
                                         360        169,679.46          1
                                       9.550          1,444.11         75
                                       8.930          1,444.11
    SAN PABLO        CA   94806          2            06/13/00         00
    0433063583                           05           08/01/00          0
    151028970                            O            07/01/30
    0


    5390701          Q79/U56             F          123,750.00         ZZ
                                         360        122,902.58          1
                                      10.500          1,131.99         90
                                       9.880          1,131.99
    HAYWARD          CA   94541          5            06/09/00         00
    0433067469                           01           08/01/00          0
    151028990                            O            07/01/30
    0


    5390703          Q79/U56             F          148,000.00         ZZ
                                         360        146,936.59          1
                                       9.900          1,287.89         58
                                       9.280          1,287.89
    OAKLAND          CA   94619          2            06/23/00         00
    0433063625                           05           08/01/00          0
    151029104                            O            07/01/30
    0


    5390707          Q79/U56             F          128,500.00         ZZ
                                         360        127,367.44          1
                                       9.000          1,033.94         63
                                       8.380          1,033.94
    VALLEJO          CA   94591          5            06/19/00         00
    0433063674                           05           08/01/00          0
    151029119                            O            07/01/30
    0


    5390708          Q79/U56             F           67,050.00         ZZ
                                         360         66,553.02          1
                                       9.750            576.06         90
                                       9.130            576.06
1


    VALLEJO          CA   94590          2            06/24/00         00
    0433067568                           01           08/01/00          0
    151029120                            O            07/01/30
    0


    5390709          Q79/U56             F          119,850.00         ZZ
                                         360        118,911.57          1
                                       9.125            975.14         85
                                       8.505            975.14
    ONTARIO          CA   91762          5            07/14/00         00
    0433066081                           05           09/01/00          0
    151029216                            O            08/01/30
    0


    5390710          Q79/U56             F           58,900.00         ZZ
                                         360         58,377.73          1
                                       9.990            516.45         35
                                       9.370            516.45
    LA VERNE         CA   91750          5            07/14/00         00
    0433063724                           05           09/01/00          0
    151029217                            N            08/01/30
    0


    5390712          Q79/U56             F          115,000.00         ZZ
                                         360        114,076.34          1
                                       9.000            925.32         59
                                       8.380            925.32
    CHULA VISTA      CA   91910          5            07/20/00         00
    0433063740                           05           09/01/00          0
    151029270                            O            08/01/30
    0


    5390713          Q79/U56             F           73,000.00         ZZ
                                         180         70,309.63          1
                                       9.990            784.02         23
                                       9.440            784.02
    SAN FRANCISCO    CA   94134          5            07/22/00         00
    0433062619                           05           09/01/00          0
    151029289                            O            08/01/15
    0


    5390714          Q79/U56             F           74,000.00         ZZ
                                         360         73,540.52          1
                                      10.250            663.11         62
                                       9.630            663.11
    SAN DIEGO        CA   92113          5            07/26/00         00
    0433063781                           05           09/01/00          0
    151029292                            O            08/01/30
    0
1




    5390715          Q79/U56             F          157,250.00         ZZ
                                         360        155,045.47          1
                                       9.500          1,322.24         85
                                       8.880          1,322.24
    ALTADENA         CA   91001          5            07/26/00         00
    0433067634                           05           09/01/00          0
    151029295                            O            08/01/30
    0


    5390716          Q79/U56             F          120,000.00         ZZ
                                         360        119,173.38          1
                                       9.750          1,030.99         78
                                       9.130          1,030.99
    EL CAJON'        CA   92021          2            07/25/00         00
    0433063823                           05           09/01/00          0
    151029325                            O            08/01/30
    0


    5390720          Q79/U56             F          153,000.00         ZZ
                                         360        152,529.94          1
                                       8.500          1,176.44         75
                                       7.880          1,176.44
    COSTA MESA       CA   92626          5            04/24/01         00
    0433063849                           01           06/01/01          0
    151029855                            O            05/01/31
    0


    5390721          Q79/U56             F           73,000.00         ZZ
                                         180         71,942.58          1
                                       8.125            702.91         60
                                       7.575            702.91
    ATWATER          CA   95301          5            04/17/01         00
    0433062635                           05           06/01/01          0
    151029859                            O            05/01/16
    0


    5390723          Q79/U56             F          176,000.00         ZZ
                                         360        175,630.78          1
                                       9.250          1,447.91         67
                                       8.630          1,447.91
    SALIDA           CA   95368          5            05/18/01         00
    0433063864                           05           07/01/01          0
    151029921                            O            06/01/31
    0


    5390724          Q79/U56             F          193,000.00         ZZ
                                         360        192,502.61          1
1


                                       8.250          1,449.95         78
                                       7.630          1,449.95
    HAYWARD          CA   94541          5            05/25/01         00
    0433063880                           05           07/01/01          0
    151030004                            O            06/01/31
    0


    5390727          Q79/U56             F           69,020.00         ZZ
                                         360         68,244.37          1
                                      11.250            670.36         85
                                      10.630            670.36
    HEPHZIBAH        GA   30815          1            04/28/99         00
    0433067766                           05           06/01/99          0
    171025427                            O            05/01/29
    0


    5390728          Q79/U56             F           91,000.00         ZZ
                                         180         89,606.83          1
                                       9.900            791.87         70
                                       9.160            791.87
    ATLANTA          GA   30316          5            03/31/99         00
    0433062676                           05           05/01/99          0
    171025435                            N            04/01/14
    0


    5390729          Q79/U56             F           51,000.00         ZZ
                                         360         50,317.05          1
                                      10.375            461.76         75
                                       9.755            461.76
    WRIGHTSVILLE     GA   31096          5            04/21/99         23
    0433067782                           05           06/01/99          0
    171025459                            O            05/01/29
    0


    5390730          Q79/U56             F           97,200.00         ZZ
                                         180         95,723.72          1
                                       9.750            835.10         80
                                       9.010            835.10
    CALHOUN          GA   30701          5            04/26/99         00
    0433062700                           05           06/01/99          0
    171025461                            O            05/01/14
    0


    5390731          Q79/U56             F           63,500.00         ZZ
                                         360         62,716.62          1
                                      11.000            604.73         80
                                      10.380            604.73
    TUCKER           GA   30084          2            05/18/99         00
    0433063930                           03           07/01/99          0
1


    171025485                            O            06/01/29
    0


    5390732          Q79/U56             F          141,210.00         ZZ
                                         360        139,254.62          1
                                      10.250          1,265.38         90
                                       9.630          1,265.38
    LITHONIA         GA   30058          1            06/03/99         10
    0433067790                           03           07/01/99         25
    171025490                            O            06/01/29
    0


    5390735          Q79/U56             F           50,000.00         ZZ
                                         180         46,436.49          1
                                      10.250            544.98         80
                                       9.700            544.98
    COLBERT          GA   30628          2            07/12/99         00
    0433062767                           05           08/16/99          0
    171026048                            O            07/16/14
    0


    5390737          Q79/U56             F           67,150.00         ZZ
                                         360         66,374.63          1
                                      11.250            652.20         85
                                      10.630            652.20
    WINDER           GA   30680          5            10/06/99         00
    0433064029                           05           12/01/99          0
    171026837                            O            11/01/29
    0


    5390739          Q79/U56             F           81,000.00         ZZ
                                         360         80,780.42          1
                                       8.000            594.35         90
                                       7.380            594.35
    CUMMING          GA   30040          5            05/04/01         10
    0433067857                           05           07/01/01         25
    171029851                            O            06/01/31
    0


    5390740          Q79/U56             F          126,000.00         ZZ
                                         360        125,666.94          1
                                       8.125            935.55         90
                                       7.505            935.55
    STONE MOUNTAI    GA   30088          5            05/10/01         10
    0433067899                           05           07/01/01         25
    171029894                            O            06/01/31
    0


1


    5390741          Q79/U56             F          104,800.00         ZZ
                                         360        103,716.40          1
                                      10.500            958.65         80
                                       9.880            958.65
    FISH HAVEN       ID   83287          5            11/22/99         00
    0433064078                           03           01/01/00          0
    181027655                            O            12/01/29
    0


    5390743          Q79/U56             F           20,000.00         ZZ
                                         360         19,561.08          1
                                      10.750            186.70         48
                                      10.130            186.70
    NEW CASTLE       IN   47362          5            01/09/98         00
    0433064094                           05           03/01/98          0
    191012979                            O            02/01/28
    0


    5390745          Q79/U56             F           17,000.00         ZZ
                                         180         15,395.41          1
                                      11.990            203.92         49
                                      11.440            203.92
    KOKOMO           IN   46901          5            12/23/98         00
    0433062791                           05           01/29/99          0
    191022906                            O            12/29/13
    0


    5390746          Q79/U56             F           35,600.00         ZZ
                                         180         35,156.43          1
                                      10.750            332.32         80
                                      10.010            332.32
    OAKTOWN          IN   47561          1            04/09/99         00
    0433066255                           05           06/01/99          0
    191025366                            O            05/01/14
    0


    5390747          Q79/U56             F           38,640.00         ZZ
                                         180         38,136.65          1
                                      10.750            360.70         72
                                      10.010            360.70
    PERU             IN   46970          2            05/14/99         00
    0433062825                           05           07/01/99          0
    191025367                            O            06/01/14
    0


    5390748          Q79/U56             F           38,500.00         ZZ
                                         240         37,135.62          1
                                      10.990            397.13         69
                                      10.370            397.13
1


    EATON            IN   47338          5            06/17/99         00
    0433062858                           05           07/17/99          0
    191025569                            N            06/17/19
    0


    5390749          Q79/U56             F           39,000.00         ZZ
                                         360         38,281.67          1
                                       8.500            299.88         78
                                       7.880            299.88
    LOGANSPORT       IN   46947          5            07/09/99         00
    0433064136                           05           08/14/99          0
    191025708                            O            07/14/29
    0


    5390751          Q79/U56             F           46,500.00         ZZ
                                         180         45,879.75          1
                                      10.000            408.08         89
                                       9.260            408.08
    VINCENNES        IN   47591          2            06/22/99         00
    0433066339                           05           08/01/99          0
    191025955                            O            07/01/14
    0


    5390752          Q79/U56             F           44,200.00         ZZ
                                         180         43,802.78          1
                                      11.500            437.71         81
                                      10.760            437.71
    MARION           IN   46952          2            08/10/99         00
    0433066362                           05           10/01/99          0
    191026016                            O            09/01/14
    0


    5390753          Q79/U56             F           56,000.00         ZZ
                                         180         52,485.18          1
                                      10.750            627.73         80
                                      10.200            627.73
    LAPORTE          IN   46350          5            08/23/99         00
    0433062882                           05           10/01/99          0
    191026320                            N            09/01/14
    0


    5390754          Q79/U56             F           99,450.00         ZZ
                                         180         98,190.70          1
                                      10.250            891.18         65
                                       9.510            891.18
    FORTVILLE        IN   46040          5            09/10/99         00
    0433062908                           05           10/15/99          0
    191026429                            O            09/15/14
    0
1




    5390757          Q79/U56             F           65,200.00         ZZ
                                         360         64,602.07          1
                                      11.990            670.16         80
                                      11.370            670.16
    MILTON           IN   47357          1            11/17/99         00
    0433064169                           05           12/17/99          0
    191027019                            O            11/17/29
    0


    5390758          Q79/U56             F           78,200.00         ZZ
                                         360         77,446.67          1
                                      10.990            744.13         85
                                      10.370            744.13
    NORTH VERNON     IN   47265          2            10/23/99         00
    0433067980                           05           11/28/99          0
    191027039                            O            10/28/29
    0


    5390759          Q79/U56             F           45,900.00         ZZ
                                         360         45,386.44          1
                                       9.990            402.47         85
                                       9.370            402.47
    INDIANAPOLIS     IN   46218          5            11/17/99         00
    0433068020                           05           12/22/99          0
    191027070                            O            11/22/29
    0


    5390760          Q79/U56             F           53,600.00         ZZ
                                         180         50,199.56          1
                                       9.500            559.71         80
                                       8.950            559.71
    KEMPTON          IN   46049          5            11/24/99         00
    0433062924                           05           12/30/99          0
    191027122                            O            11/30/14
    0


    5390762          Q79/U56             F           84,800.00         ZZ
                                         360         83,894.86          1
                                       9.990            743.56         80
                                       9.370            743.56
    PLAINFIELD       IN   46168          2            12/14/99         00
    0433064243                           05           01/20/00          0
    191027256                            O            12/20/29
    0


    5390763          Q79/U56             F           61,000.00         ZZ
                                         360         60,338.36          1
1


                                       9.990            534.87         70
                                       9.370            534.87
    SOUTH BEND       IN   46614          2            12/03/99         00
    0433064276                           05           01/08/00          0
    191027289                            O            12/08/29
    0


    5390765          Q79/U56             F           54,000.00         ZZ
                                         360         53,481.39          1
                                       9.990            473.49         60
                                       9.370            473.49
    WAVELAND         IN   47989          5            01/26/00         00
    0433062957                           05           03/01/00          0
    191027551                            O            02/01/30
    0


    5390766          Q79/U56             F           47,400.00         ZZ
                                         120         39,982.00          1
                                       9.125            603.66         26
                                       8.575            603.66
    TERRE HAUTE      IN   47802          1            01/14/00         00
    0433062973                           05           02/14/00          0
    191027580                            O            01/14/10
    0


    5390768          Q79/U56             F           64,600.00         ZZ
                                         360         63,766.86          1
                                       8.990            519.33         85
                                       8.370            519.33
    MARION           IN   46952          2            02/09/00         00
    0433068103                           05           03/14/00          0
    191027704                            O            02/14/30
    0


    5390769          Q79/U56             F           42,300.00         ZZ
                                         360         41,751.41          1
                                      10.990            402.52         90
                                      10.370            402.52
    INDIANAPOLIS     IN   46218          2            02/22/00         00
    0433068111                           05           03/28/00          0
    191027752                            O            02/28/30
    0


    5390770          Q79/U56             F           38,300.00         ZZ
                                         360         37,984.53          1
                                      10.990            364.45         82
                                      10.370            364.45
    FORT WAYNE       IN   46802          2            02/24/00         00
    0433068137                           05           03/29/00          0
1


    191027757                            O            02/28/30
    0


    5390771          Q79/U56             F           54,400.00         ZZ
                                         360         54,009.10          1
                                      10.650            503.73         83
                                      10.030            503.73
    MUNCIE           IN   47303          2            04/12/00         00
    0433066545                           05           05/17/00          0
    191028112                            O            04/17/30
    0


    5390772          Q79/U56             F           59,500.00         ZZ
                                         180         59,020.36          1
                                       9.990            521.72         84
                                       9.250            521.72
    ELWOOD           IN   46036          5            04/24/00         00
    0433066578                           05           05/28/00          0
    191028349                            O            04/28/15
    0


    5390775          Q79/U56             F           42,400.00         ZZ
                                         180         42,098.87          1
                                      10.600            391.02         80
                                       9.860            391.02
    MUNCIE           IN   47302          5            04/24/00         00
    0433063062                           05           06/01/00          0
    191028546                            O            05/01/15
    0


    5390776          Q79/U56             F           86,000.00         ZZ
                                         360         85,096.46          1
                                       8.990            691.36         71
                                       8.370            691.36
    FAIRMOUNT        IN   46928          2            04/06/00         00
    0433064342                           05           05/11/00          0
    191028548                            O            04/11/30
    0


    5390777          Q79/U56             F           54,000.00         ZZ
                                         360         53,586.27          1
                                      10.990            513.85         90
                                      10.370            513.85
    MUNCIE           IN   47302          5            04/24/00         00
    0433068152                           05           05/28/00          0
    191028549                            O            04/28/30
    0


1


    5390778          Q79/U56             F           66,720.00         ZZ
                                         360         66,411.31          1
                                      12.400            706.90         80
                                      11.780            706.90
    MUNCIE           IN   47303          5            05/18/00         00
    0433064367                           05           06/23/00          0
    191028571                            O            05/23/30
    0


    5390781          Q79/U56             F           40,500.00         ZZ
                                         360         40,267.73          1
                                      11.990            416.28         90
                                      11.370            416.28
    PERU             IN   46970          2            05/31/00         00
    0433068186                           05           07/05/00          0
    191028678                            O            06/05/30
    0


    5390782          Q79/U56             F           60,800.00         ZZ
                                         180         60,255.09          1
                                       9.990            533.11         73
                                       9.250            533.11
    FAIRMOUNT        IN   46928          5            05/17/00         00
    0433063096                           05           06/22/00          0
    191028688                            O            05/22/15
    0


    5390784          Q79/U56             F           53,100.00         ZZ
                                         180         51,187.37          1
                                      10.800            596.88         90
                                      10.250            596.88
    LYONS            IN   47443          2            06/21/00         00
    0433066651                           05           07/26/00          0
    191028876                            O            06/26/15
    0


    5390785          Q79/U56             F          224,000.00         ZZ
                                         360        222,221.95          1
                                       9.750          1,924.51         80
                                       9.130          1,924.51
    VALPARAISO       IN   46383          5            05/25/00         00
    0433064383                           05           07/01/00          0
    191028949                            O            06/01/30
    0


    5390786          Q79/U56             F           70,400.00         ZZ
                                         360         69,720.06          1
                                       8.990            565.95         80
                                       8.370            565.95
1


    ANDERSON         IN   46016          2            05/22/00         00
    0433064409                           05           06/26/00          0
    191028950                            O            05/26/30
    0


    5390787          Q79/U56             F           49,500.00         ZZ
                                         360         49,143.85          1
                                      10.990            471.03         90
                                      10.370            471.03
    ANDERSON         IN   46012          5            05/25/00         00
    0433068236                           05           07/01/00          0
    191028958                            O            06/01/30
    0


    5390788          Q79/U56             F           48,800.00         ZZ
                                         360         48,225.66          1
                                      11.500            483.26         80
                                      10.880            483.26
    FT WAYNE         IN   46808          5            06/15/00         00
    0433063146                           05           08/01/00          0
    191029020                            N            07/01/30
    0


    5390789          Q79/U56             F           64,000.00         ZZ
                                         360         63,671.68          1
                                      11.500            633.79         86
                                      10.880            633.79
    MOORESVILLE      IN   46158          5            07/21/00         23
    0433063179                           05           08/26/00          0
    191029151                            O            07/26/30
    0


    5390790          Q79/U56             F           45,000.00         ZZ
                                         180         43,397.84          1
                                      10.990            511.19         75
                                      10.440            511.19
    ANDERSON         IN   46016          5            06/26/00         00
    0433063195                           05           07/30/00          0
    191029157                            O            06/30/15
    0


    5390791          Q79/U56             F          107,100.00         ZZ
                                         360        106,434.76          1
                                      10.990          1,019.13         85
                                      10.370          1,019.13
    BROWNSBURG       IN   46112          5            06/26/00         00
    0433068277                           05           07/30/00          0
    191029167                            O            06/30/30
    0
1




    5390793          Q79/U56             F          132,600.00         ZZ
                                         360        131,843.93          1
                                      10.750          1,237.80         85
                                      10.130          1,237.80
    INDIANAPOLIS     IN   46237          2            07/25/00         00
    0433068285                           05           09/01/00          0
    191029383                            O            08/01/30
    0


    5390794          Q79/U56             F           51,000.00         ZZ
                                         360         50,595.24          1
                                       9.200            417.72         71
                                       8.580            417.72
    ALEXANDRIA       IN   46001          2            06/28/00         00
    0433064441                           05           08/05/00          0
    191029395                            O            07/05/30
    0


    5390796          Q79/U56             F           13,000.00         ZZ
                                         180         12,522.03          1
                                      10.500            143.70         25
                                       9.950            143.70
    INDIANAPOLIS     IN   46222          5            07/26/00         00
    0433063229                           05           08/31/00          0
    191029397                            O            07/31/15
    0


    5390797          Q79/U56             F           80,000.00         ZZ
                                         180         79,503.21          1
                                      10.250            716.89         72
                                       9.510            716.89
    DALEVILLE        IN   47334          2            07/25/00         00
    0433063252                           05           08/31/00          0
    191029404                            O            07/31/15
    0


    5390798          Q79/U56             F          152,500.00         ZZ
                                         360        152,116.84          1
                                       8.375          1,159.11         88
                                       7.755          1,159.11
    CROWN POINT      IN   46307          2            05/02/01         00
    0433064466                           05           07/01/01          0
    191029868                            O            06/01/31
    0


    5390799          Q79/U56             F          127,300.00         ZZ
                                         240        126,453.36          1
1


                                       8.250          1,084.68         95
                                       7.630          1,084.68
    COLUMBUS         IN   47201          2            05/19/01         00
    0433063278                           05           07/01/01          0
    191029922                            O            06/01/21
    0


    5390802          Q79/U56             F          125,100.00         ZZ
                                         180        123,446.24          3
                                      10.250          1,121.03         90
                                       9.510          1,121.03
    FT LAUDERDALE    FL   33312          1            05/20/99         00
    0433066768                           05           07/01/99          0
    21025954                             O            06/01/14
    0


    5390804          Q79/U56             F           35,000.00         ZZ
                                         180         33,492.20          1
                                       9.450            364.42         44
                                       8.900            364.42
    JACKSONVILLE     FL   32209          5            05/09/00         00
    0433063328                           05           07/01/00          0
    21028366                             O            06/01/15
    0


    5390805          Q79/U56             F          100,000.00         T
                                         360         99,196.91          1
                                       9.000            804.62         69
                                       8.380            804.62
    MIAMI            FL   33180          5            07/12/00         00
    0433064482                           01           09/01/00          0
    21028404                             O            08/01/30
    0


    5390806          Q79/U56             F           96,480.00         ZZ
                                         360         95,620.01          1
                                       9.500            811.26         80
                                       8.880            811.26
    BAY HARBOR ISLA  FL   33154          1            04/14/00         00
    0433064516                           01           06/01/00          0
    21028720                             O            05/01/30
    0


    5390807          Q79/U56             F           92,000.00         ZZ
                                         360         91,717.30          1
                                       8.500            707.41         80
                                       7.880            707.41
    SPRING HILL      FL   34608          2            04/21/01         00
    0433063369                           05           06/01/01          0
1


    21029779                             O            05/01/31
    0


    5390808          Q79/U56             F          126,000.00         ZZ
                                         360        125,568.21          1
                                       8.875          1,002.52         90
                                       8.255          1,002.52
    TITUSVILLE       FL   32796          2            03/24/01         10
    0433068350                           05           05/01/01         25
    21029782                             O            04/01/31
    0


    5390809          Q79/U56             F           59,400.00         ZZ
                                         360         59,217.49          1
                                       8.500            456.74         90
                                       7.880            456.74
    CHATTAHOOCHEE    FL   32324          5            04/14/01         10
    0433066834                           05           06/01/01         20
    21029831                             O            05/01/31
    0


    5390811          Q79/U56             F           29,850.00         ZZ
                                         120         26,453.83          1
                                      11.800            424.82         68
                                      11.250            424.82
    MARYSVILLE       KS   66508          5            10/21/99         00
    0433063385                           05           11/27/99          0
    211026565                            O            10/27/09
    0


    5390812          Q79/U56             F          104,000.00         ZZ
                                         360        103,001.42          1
                                      10.250            931.95         80
                                       9.630            931.95
    VADNAIS HEIGHTS  MN   55127          5            12/27/99         00
    0433064532                           05           02/01/00          0
    261026853                            O            01/01/30
    0


    5390814          Q79/U56             F           48,000.00         ZZ
                                         360         47,584.93          1
                                      10.500            439.08         80
                                       9.880            439.08
    MINNEAPOLIS      MN   55412          5            01/26/00         00
    0433064565                           05           03/01/00          0
    261027669                            O            02/01/30
    0


1


    5390815          Q79/U56             F          110,000.00         ZZ
                                         240        106,460.39          1
                                       9.000            989.70         79
                                       8.380            989.70
    COTTAGE GROVE    MN   55016          2            01/26/00         00
    0433063419                           05           03/01/00          0
    261027670                            O            02/01/20
    0


    5390816          Q79/U56             F           94,000.00         ZZ
                                         360         93,097.05          1
                                       9.990            824.23         85
                                       9.370            824.23
    WEST ST PAUL     MN   55118          5            01/25/00         00
    0433068400                           05           03/01/00          0
    261027698                            O            02/01/30
    0


    5390818          Q79/U56             F           47,500.00         ZZ
                                         240         46,275.92          1
                                      10.275            467.08         50
                                       9.655            467.08
    MINNEAPOLIS      MN   55417          5            03/13/00         00
    0433063468                           05           05/01/00          0
    261028011                            O            04/01/20
    0


    5390819          Q79/U56             F          113,600.00         ZZ
                                         360        112,776.30          1
                                      10.500          1,039.15         80
                                       9.880          1,039.15
    COON RAPIDS      MN   55433          5            04/06/00         00
    0433064599                           05           06/01/00          0
    261028262                            O            05/01/30
    0


    5390820          Q79/U56             F           92,800.00         ZZ
                                         360         91,879.46          1
                                       8.990            746.03         80
                                       8.370            746.03
    INVER GROVE HEI  MN   55076          2            04/11/00         00
    0433064615                           01           06/01/00          0
    261028429                            O            05/01/30
    0


    5390822          Q79/U56             F           53,600.00         ZZ
                                         360         53,167.83          1
                                       9.990            469.99         80
                                       9.370            469.99
1


    BURNSVILLE       MN   55337          5            04/25/00         00
    0433064656                           01           06/01/00          0
    261028448                            O            05/01/30
    0


    5390823          Q79/U56             F          135,000.00         ZZ
                                         360        134,021.24          1
                                      10.500          1,234.90         78
                                       9.880          1,234.90
    WEST ST PAUL     MN   55118          5            04/25/00         00
    0433064680                           05           06/01/00          0
    261028466                            O            05/01/30
    0


    5390824          Q79/U56             F          168,750.00         ZZ
                                         360        165,496.69          1
                                      11.250          1,639.01         75
                                      10.630          1,639.01
    GLENCOE          MN   55336          5            04/21/00         00
    0433064698                           05           06/01/00          0
    261028481                            O            05/01/30
    0


    5390827          Q79/U56             F          133,600.00         ZZ
                                         360        132,579.49          1
                                      10.250          1,197.20         80
                                       9.630          1,197.20
    EAGAN            MN   55122          5            04/21/00         00
    0433064714                           05           06/01/00          0
    261028534                            O            05/01/30
    0


    5390831          Q79/U56             F          110,500.00         ZZ
                                         360        109,713.72          1
                                      11.000          1,052.32         85
                                      10.380          1,052.32
    ST PAUL PARK     MN   55071          2            05/04/00         00
    0433068541                           05           07/01/00          0
    261028642                            O            06/01/30
    0


    5390834          Q79/U56             F           80,750.00         ZZ
                                         360         80,164.08          1
                                      10.500            738.66         85
                                       9.880            738.66
    SOUTH ST. PAUL   MN   55075          5            05/16/00         00
    0433068558                           05           07/01/00          0
    261028790                            O            06/01/30
    0
1




    5390836          Q79/U56             F           51,200.00         ZZ
                                         360         50,903.02          1
                                      11.250            497.29         80
                                      10.630            497.29
    WILLERNIE        MN   55090          5            05/25/00         00
    0433064722                           05           07/01/00          0
    261028803                            O            06/01/30
    0


    5390837          Q79/U56             F          111,600.00         ZZ
                                         360        110,618.73          1
                                       9.250            918.11         90
                                       8.630            918.11
    MINNEAPOLIS      MN   55418          5            05/23/00         00
    0433068582                           05           07/01/00          0
    261028804                            O            06/01/30
    0


    5390840          Q79/U56             F           92,000.00         ZZ
                                         360         91,231.25          1
                                       9.500            773.59         80
                                       8.880            773.59
    OAKDALE          MN   55128          5            05/23/00         00
    0433064763                           05           07/01/00          0
    261028843                            O            06/01/30
    0


    5390842          Q79/U56             F          101,000.00         ZZ
                                         360         99,128.20          1
                                      10.000            886.35         72
                                       9.380            886.35
    SPRING PARK      MN   55384          2            06/05/00         00
    0433064771                           05           08/01/00          0
    261028924                            O            07/01/30
    0


    5390843          Q79/U56             F           86,250.00         ZZ
                                         360         85,619.08          1
                                      10.500            788.97         75
                                       9.880            788.97
    MINNEAPOLIS      MN   55407          2            06/05/00         00
    0433064789                           05           08/01/00          0
    261028927                            O            07/01/30
    0


    5390845          Q79/U56             F          112,200.00         ZZ
                                         360        111,402.97          1
1


                                      10.875          1,057.93        100
                                      10.255          1,057.93
    ANDOVER          MN   55304          2            06/14/00         00
    0433068632                           05           08/01/00          0
    261028994                            O            07/01/30
    0


    5390848          Q79/U56             F           87,000.00         ZZ
                                         180         60,834.26          1
                                      10.500            961.70         69
                                       9.950            961.70
    ST. PAUL         MN   55103          5            06/06/00         00
    0433063682                           05           08/01/00          0
    261029133                            O            07/01/15
    0


    5390851          Q79/U56             F          110,000.00         ZZ
                                         360        109,280.55          1
                                      10.000            965.33         73
                                       9.380            965.33
    CLEAR LAKE       MN   55319          5            07/18/00         00
    0433064805                           05           09/01/00          0
    261029231                            O            08/01/30
    0


    5390853          Q79/U56             F           53,550.00         ZZ
                                         360         53,234.44          1
                                      10.500            489.84         85
                                       9.880            489.84
    MAHNOMEN         MN   56557          2            07/21/00         00
    0433068681                           05           09/01/00          0
    261029277                            O            08/01/30
    0


    5390854          Q79/U56             F          115,500.00         ZZ
                                         360        114,744.52          1
                                      10.000          1,013.60         75
                                       9.380          1,013.60
    ANDOVER          MN   55304          5            07/26/00         00
    0433064813                           05           09/01/00          0
    261029286                            O            08/01/30
    0


    5390855          Q79/U56             F          112,000.00         ZZ
                                         360        111,187.72          1
                                       9.500            941.76         80
                                       8.880            941.76
    FARMINGTON       MN   55024          5            07/26/00         00
    0433064821                           05           09/01/00          0
1


    261029294                            O            08/01/30
    0


    5390857          Q79/U56             F          108,000.00         ZZ
                                         360        107,797.20          1
                                       8.375            820.88         87
                                       7.755            820.88
    MINNEAPOLIS      MN   55417          5            06/12/01         00
    0433063815                           05           08/01/01          0
    261030014                            O            07/01/31
    0


    5390858          Q79/U56             F          112,744.00         ZZ
                                         360        111,230.08          1
                                       9.490            947.19         80
                                       8.870            947.19
    HENDERSON        NV   89012          1            12/09/99         00
    0433064847                           05           02/01/00          0
    311027460                            O            01/01/30
    0


    5390859          Q79/U56             F           90,100.00         ZZ
                                         180         85,293.16          1
                                      10.625            832.61         85
                                       9.885            832.61
    ALBUQUERQUE      NM   87114          2            12/17/99         00
    0433067204                           05           02/01/00          0
    331027294                            O            01/01/15
    0


    5390861          Q79/U56             F           94,500.00         ZZ
                                         180         87,399.79          1
                                       9.900          1,009.73         70
                                       9.350          1,009.73
    PITTSFORD        NY   14534          5            06/08/99         00
    0433063856                           05           07/12/99          0
    341026055                            O            06/12/14
    0


    5390862          Q79/U56             F          496,000.00         ZZ
                                         360        491,836.44          1
                                      11.200          4,798.63         80
                                      10.580          4,798.63
    BROOKLYN         NY   11219          1            12/09/99         00
    0433064854                           05           02/01/00          0
    341026729                            O            01/01/30
    0


1


    5390864          Q79/U56             F          140,000.00         ZZ
                                         180        133,318.45          1
                                       9.000          1,419.98         42
                                       8.450          1,419.98
    FLUSHING         NY   11355          1            04/07/00         00
    0433063872                           05           06/01/00          0
    341028730                            O            05/01/15
    0


    5390865          Q79/U56             F          161,250.00         ZZ
                                         360        159,737.66          1
                                       9.250          1,326.57         75
                                       8.630          1,326.57
    WESTBURY         NY   11590          1            04/14/00         00
    0433064870                           05           06/01/00          0
    341028732                            O            05/01/30
    0


    5390867          Q79/U56             F           18,900.00         ZZ
                                         180         17,217.63          1
                                      10.750            211.86         70
                                      10.200            211.86
    TOLEDO           OH   43611          5            12/19/98         00
    0433063898                           05           01/24/99          0
    371022080                            O            12/24/13
    0


    5390868          Q79/U56             F           28,000.00         ZZ
                                         360         27,708.77          1
                                      10.990            266.44         46
                                      10.370            266.44
    MIDDLETOWN       OH   45044          5            11/01/99         00
    0433063922                           05           01/01/00          0
    371026838                            O            12/01/29
    0


    5390869          Q79/U56             F           36,800.00         ZZ
                                         180         31,758.60          1
                                      10.500            336.63         80
                                       9.760            336.63
    TOLEDO           OH   43608          5            12/23/99         00
    0433063955                           05           01/29/00          0
    371027421                            O            12/29/14
    0


    5390870          Q79/U56             F           36,000.00         ZZ
                                         180         35,753.53          1
                                      12.500            384.22         80
                                      11.760            384.22
1


    DAYTON           OH   45403          5            03/22/00         00
    0433063971                           05           05/01/00          0
    371028010                            O            04/01/15
    0


    5390871          Q79/U56             F           66,300.00         ZZ
                                         180         65,746.00          1
                                       9.500            557.49         85
                                       8.760            557.49
    ZANESVIILE       OH   43701          5            05/12/00         00
    0433067303                           05           07/01/00          0
    371028080                            O            06/01/15
    0


    5390872          Q79/U56             F           40,000.00         ZZ
                                         180         39,738.31          1
                                      10.990            380.63         80
                                      10.250            380.63
    LIMA             OH   45804          2            04/21/00         00
    0433064045                           05           06/01/00          0
    371028188                            O            05/01/15
    0


    5390873          Q79/U56             F          137,400.00         ZZ
                                         180        136,442.70          1
                                      10.690          1,276.41         89
                                       9.950          1,276.41
    COLUMBUS         OH   43232          5            04/13/00         00
    0433067345                           05           06/01/00          0
    371028195                            O            05/01/15
    0


    5390874          Q79/U56             F           40,000.00         ZZ
                                         360         39,703.57          1
                                      10.690            371.59         59
                                      10.070            371.59
    VAN WERT         OH   45891          2            03/23/00         00
    0433064896                           05           05/01/00          0
    371028316                            O            04/01/30
    0


    5390875          Q79/U56             F           40,000.00         ZZ
                                         180         39,707.66          1
                                      10.500            365.90         80
                                       9.760            365.90
    CINCINNATI       OH   45216          1            05/15/00         00
    0433064060                           05           06/15/00          0
    371028386                            O            05/15/15
    0
1




    5390876          Q79/U56             F           69,300.00         ZZ
                                         180         68,590.17          1
                                       9.900            603.05         90
                                       9.160            603.05
    COLUMBUS         OH   43211          2            04/21/00         00
    0433067378                           05           05/26/00          0
    371028545                            O            04/26/15
    0


    5390877          Q79/U56             F           49,500.00         ZZ
                                         360         49,163.68          1
                                      10.500            452.80         90
                                       9.880            452.80
    TOLEDO           OH   43610          5            05/26/00         00
    0433068756                           05           07/01/00          0
    371028668                            O            06/01/30
    0


    5390879          Q79/U56             F           66,000.00         ZZ
                                         240         64,517.13          1
                                       9.990            636.48         83
                                       9.370            636.48
    AKRON            OH   44305          5            06/26/00         00
    0433067410                           05           07/30/00          0
    371028944                            O            06/30/20
    0


    5390880          Q79/U56             F           56,716.00         ZZ
                                         120         51,712.49          1
                                       9.050            719.99         75
                                       8.500            719.99
    LIMA             OH   45807          5            05/26/00         00
    0433064144                           05           07/01/00          0
    371028956                            O            06/01/10
    0


    5390882          Q79/U56             F           64,000.00         ZZ
                                         360         63,370.55          1
                                       9.250            526.52         73
                                       8.630            526.52
    CINCINNATI       OH   45217          5            06/01/00         00
    0433064193                           05           07/06/00          0
    371028959                            O            06/06/30
    0


    5390883          Q79/U56             F          156,000.00         ZZ
                                         240        153,293.61          1
1


                                      11.500          1,663.63         80
                                      10.880          1,663.63
    CARROLLTON       OH   44615          2            07/07/00         00
    0433064235                           05           08/12/00          0
    371028984                            O            07/12/20
    0


    5390884          Q79/U56             F          212,000.00         ZZ
                                         360        210,655.84          1
                                      10.500          1,939.25         80
                                       9.880          1,939.25
    GREENVILLE       OH   45331          2            07/26/00         00
    0433064912                           05           08/31/00          0
    371029012                            O            07/31/30
    0


    5390885          Q79/U56             F           47,000.00         ZZ
                                         180         46,798.50          1
                                      11.990            483.09         68
                                      11.250            483.09
    LEESBURG         OH   45135          5            07/07/00         00
    0433064250                           05           09/01/00          0
    371029028                            O            08/01/15
    0


    5390886          Q79/U56             F           59,500.00         ZZ
                                         180         59,216.46          1
                                      11.500            589.23         85
                                      10.760            589.23
    WASHINGTON CH    OH   43160          5            06/30/00         00
    0433067519                           05           09/01/00          0
    371029059                            O            08/01/15
    0


    5390887          Q79/U56             F           72,900.00         ZZ
                                         360         72,492.53          1
                                      10.750            680.51         98
                                      10.130            680.51
    SIDNEY           OH   45365          5            07/25/00         23
    0433064938                           05           09/01/00          0
    371029137                            O            08/01/30
    0


    5390888          Q79/U56             F           63,000.00         ZZ
                                         240         61,719.56          1
                                      10.500            628.98         90
                                       9.880            628.98
    LIMA             OH   45801          2            06/16/00         00
    0433067543                           05           07/21/00          0
1


    371029164                            O            06/21/20
    0


    5390890          Q79/U56             F          156,000.00         ZZ
                                         360        155,574.76          1
                                       8.750          1,227.26         75
                                       8.130          1,227.26
    CANTON           OH   44721          5            05/22/01         00
    0433064946                           05           07/01/01          0
    371029940                            O            06/01/31
    0


    5390891          Q79/U56             F          102,000.00         ZZ
                                         360        101,307.00          1
                                      10.500            933.04         85
                                       9.880            933.04
    PERKINS          OK   74059          5            05/02/00         00
    0433068822                           05           07/01/00          0
    381028583                            O            06/01/30
    0


    5390892          Q79/U56             F          160,000.00         ZZ
                                         360        159,504.97          1
                                       8.500          1,230.27         60
                                       7.880          1,230.27
    GREENBELT        MD   20770          5            04/24/01         00
    0433064961                           05           06/01/01          0
    41029846                             O            05/01/31
    0


    5390893          Q79/U56             F           54,800.00         ZZ
                                         360         54,314.38          1
                                      12.000            563.68         80
                                      11.380            563.68
    PIEDMONT         SC   29673          1            06/17/99         00
    0433064979                           05           08/01/99          0
    411026869                            O            07/01/29
    0


    5390901          Q79/U56             F          135,000.00         ZZ
                                         360        134,669.35          1
                                       8.500          1,038.04         90
                                       7.880          1,038.04
    CHARLESTON       SC   29403          5            05/25/01         10
    0433068871                           05           07/01/01         25
    411030005                            O            06/01/31
    0


1


    5390902          Q79/U56             F          103,000.00         ZZ
                                         360        101,722.24          1
                                      10.750            961.49         70
                                      10.130            961.49
    NASHVILLE        TN   37218          2            04/26/99         00
    0433064995                           05           06/01/99          0
    431025465                            O            05/01/29
    0


    5390903          Q79/U56             F          127,800.00         ZZ
                                         360        127,263.55          1
                                       7.875            926.64         90
                                       7.255            926.64
    MEMPHIS          TN   38112          2            03/15/01         10
    0433068905                           05           05/01/01         25
    431029752                            O            04/01/31
    0


    5390904          Q79/U56             F           70,000.00         ZZ
                                         180         65,809.53          1
                                       9.000            709.99         52
                                       8.450            709.99
    SANDY            UT   84094          5            12/23/99         00
    0433064292                           05           02/01/00          0
    451027496                            O            01/01/15
    0


    5390905          Q79/U56             F          172,500.00         ZZ
                                         360        170,238.03          1
                                       8.500          1,326.38         75
                                       7.880          1,326.38
    KAYSVILLE        UT   84037          5            01/26/00         00
    0433065000                           05           03/01/00          0
    451027662                            O            02/01/30
    0


    5390906          Q79/U56             F          113,600.00         ZZ
                                         360        112,337.80          1
                                       9.000            914.06         68
                                       8.380            914.06
    WEST JORDAN      UT   84088          5            02/04/00         00
    0433065018                           05           04/01/00          0
    451027791                            O            03/01/30
    0


    5390907          Q79/U56             F           40,800.00         ZZ
                                         180         39,010.16          1
                                      10.000            438.44         80
                                       9.450            438.44
1


    OGDEN            UT   84403          5            04/24/00         00
    0433064326                           01           06/01/00          0
    451028475                            O            05/01/15
    0


    5390908          Q79/U56             F          167,450.00         ZZ
                                         360        165,865.81          1
                                       9.500          1,408.02         85
                                       8.880          1,408.02
    SYRACUSE         UT   84075          5            05/03/00         00
    0433065034                           05           07/01/00          0
    451028537                            O            06/01/30
    0


    5390909          Q79/U56             F          117,300.00         ZZ
                                         360        116,506.17          1
                                      11.990          1,205.66         85
                                      11.370          1,205.66
    WASHINGTON       UT   84780          5            05/25/00         00
    0433065059                           05           07/01/00          0
    451028779                            O            06/01/30
    0


    5390910          Q79/U56             F          137,350.00         ZZ
                                         360        136,332.12          1
                                       9.750          1,180.05         79
                                       9.130          1,180.05
    OREM             UT   84097          5            06/05/00         00
    0433064334                           03           08/01/00          0
    451028917                            O            07/01/30
    0


    5390911          Q79/U56             F          107,000.00         ZZ
                                         360        104,594.33          1
                                       9.000            860.95         69
                                       8.380            860.95
    LEHI             UT   84043          5            06/26/00         00
    0433065067                           05           08/01/00          0
    451029118                            O            07/01/30
    0


    5390913          Q79/U56             F           95,200.00         ZZ
                                         360         94,611.92          1
                                      10.625            879.75         85
                                      10.005            879.75
    SALT LAKE CTY    UT   84118          2            06/24/00         00
    0433068988                           05           08/01/00          0
    451029153                            O            07/01/30
    0
1




    5390914          Q79/U56             F           92,000.00         ZZ
                                         360         91,439.52          1
                                       9.965            804.99         75
                                       9.345            804.99
    TAYLORSVILLE     UT   84123          2            08/09/00         00
    0433065083                           05           10/01/00          0
    451029374                            N            09/01/30
    0


    5390916          Q79/U56             F          140,000.00         ZZ
                                         360        139,036.35          1
                                      10.600          1,291.11         80
                                       9.980          1,291.11
    KENT             WA   98031          5            07/01/00         00
    0433065091                           05           09/01/00          0
    471028971                            O            08/01/30
    0


    5390917          Q79/U56             F           26,250.00         ZZ
                                         240         25,235.04          1
                                      10.150            255.94         75
                                       9.530            255.94
    DANVILLE         VA   24540          5            06/30/99         00
    0433064359                           05           08/06/99          0
    61026037                             N            07/06/19
    0


    5390918          Q79/U56             F          243,000.00         ZZ
                                         360        242,404.88          1
                                       8.500          1,868.46         90
                                       7.880          1,868.46
    ALEXANDRIA       VA   22310          5            05/03/01         10
    0433067618                           05           07/01/01         25
    61029866                             O            06/01/31
    0


    5390919          Q79/U56             F          320,000.00         ZZ
                                         360        319,457.80          1
                                       8.875          2,546.07         87
                                       8.255          2,546.07
    ASHBURN          VA   20147          5            06/14/01         10
    0433067642                           03           08/01/01         25
    61029999                             O            07/01/31
    0


    5390921          Q79/U56             F          126,700.00         ZZ
                                         180        124,910.87          2
1


                                      10.500          1,158.98         70
                                       9.760          1,158.98
    NUTLEY           NJ   07110          1            03/03/99         00
    0433064391                           05           05/01/99          0
    71025451                             O            04/01/14
    0


    5390922          Q79/U56             F          157,500.00         ZZ
                                         180        153,549.46          2
                                       9.875          1,367.65         89
                                       9.135          1,367.65
    PATERSON         NJ   07503          5            05/10/99         00
    0433067683                           05           07/01/99          0
    71025456                             O            06/01/14
    0


    5390923          Q79/U56             F          171,000.00         ZZ
                                         180        168,677.44          2
                                       9.700          1,462.88         90
                                       8.960          1,462.88
    CRANFORD         NJ   07016          1            07/08/99         00
    0433067717                           05           09/01/99          0
    71025475                             N            08/01/14
    0


    5390924          Q79/U56             F           95,150.00         ZZ
                                         180         93,693.64          1
                                      10.625            879.28         80
                                       9.885            879.28
    PLAINFIELD       NJ   07060          1            07/22/99         00
    0433064417                           05           09/01/99          0
    71026249                             O            08/01/14
    0


    5390925          Q79/U56             F           16,500.00         ZZ
                                         180         16,382.42          1
                                      12.375            174.50         55
                                      11.635            174.50
    PLAINFIELD       NJ   07060          1            09/03/99         00
    0433064433                           01           11/01/99          0
    71026777                             N            10/01/14
    0


    5390926          Q79/U56             F           52,000.00         ZZ
                                         180         51,374.07          1
                                      11.375            510.00         80
                                      10.635            510.00
    DOVER TWP.       NJ   08753          1            09/16/99         00
    0433064458                           05           11/01/99          0
1


    71027051                             O            10/01/14
    0


    5390927          Q79/U56             F          172,000.00         ZZ
                                         180        170,458.83          1
                                      10.625          1,589.45         80
                                       9.885          1,589.45
    BRICK            NJ   08723          1            03/10/00         00
    0433064474                           05           05/01/00          0
    71027119                             O            04/01/15
    0


    5390928          Q79/U56             F          109,100.00         ZZ
                                         180        108,130.52          1
                                      10.625          1,008.20         80
                                       9.885          1,008.20
    TWP OF STAFFORD  NJ   08050          1            12/30/99         00
    0433064490                           03           02/01/00          0
    71027449                             O            01/01/15
    0


    5390929          Q79/U56             F           85,000.00         ZZ
                                         180         84,193.75          1
                                       8.875            676.30         66
                                       8.135            676.30
    EGG HARBOR TOWN  NJ   08234          1            05/23/00         00
    0433064524                           01           07/01/00          0
    71028303                             O            06/01/15
    0


    5390931          Q79/U56             F          213,000.00         ZZ
                                         180        211,380.39          1
                                       9.625          1,810.48         95
                                       8.885          1,810.48
    DUMONT           NJ   07628          1            06/28/00         00
    0433067865                           01           08/01/00          0
    71029094                             O            07/01/15
    0


    5390938          Q79/U56             F           85,500.00         ZZ
                                         360         84,856.74          1
                                      10.010            750.96         90
                                       9.390            750.96
    CALUMET PARK     IL   60827          2            05/19/00         00
    0433069036                           05           07/01/00          0
    81028850                             O            06/01/30
    0


1


    5390940          Q79/U56             F          108,000.00         ZZ
                                         360        107,101.20          1
                                       9.400            900.26         80
                                       8.780            900.26
    NORTHLAKE        IL   60164          2            07/10/00         00
    0433065133                           05           09/01/00          0
    81029198                             O            08/01/30
    0


    5390942          Q79/U56             F          169,000.00         ZZ
                                         360        168,564.44          1
                                       8.250          1,269.65         89
                                       7.630          1,269.65
    WHEELING         IL   60090          5            05/24/01         10
    0433067915                           03           07/01/01         25
    81029909                             O            06/01/31
    0


    5390943          Q79/U56             F          530,000.00         ZZ
                                         360        524,877.29          1
                                      10.575          4,877.86         59
                                       9.955          4,877.86
    DOLORES          CO   81323          2            01/24/00         00
    0433065158                           05           03/01/00          0
    91027346                             O            02/01/30
    0


    5390945          Q79/U56             F          136,500.00         ZZ
                                         180        129,358.65          1
                                       9.990          1,466.01         75
                                       9.440          1,466.01
    ENGLEWOOD        CO   80110          5            01/20/00         00
    0433064607                           03           03/01/00          0
    91027648                             O            02/01/15
    0


    5390946          Q79/U56             F           68,800.00         ZZ
                                         180         64,970.77          1
                                       9.990            738.91         80
                                       9.440            738.91
    PUEBLO           CO   81003          2            01/06/00         00
    0433064623                           03           03/01/00          0
    91027675                             O            02/01/15
    0


    5390949          Q79/U56             F          104,000.00         ZZ
                                         360        103,119.14          1
                                       9.750            893.53         85
                                       9.130            893.53
1


    PUEBLO WEST      CO   81007          2            04/04/00         00
    0433069077                           05           06/01/00          0
    91028257                             O            05/01/30
    0


    5390950          Q79/U56             F          212,500.00         ZZ
                                         360        207,138.47          1
                                      10.990          2,022.09         85
                                      10.370          2,022.09
    THORNTON         CO   80241          5            03/31/00         00
    0433069101                           05           06/01/00          0
    91028260                             O            05/01/30
    0


    5390952          Q79/U56             F          124,000.00         ZZ
                                         360        122,894.77          1
                                       9.500          1,042.66         80
                                       8.880          1,042.66
    AURORA           CO   80017          5            04/12/00         00
    0433065166                           05           06/01/00          0
    91028424                             O            05/01/30
    0


    5390953          Q79/U56             F          151,725.00         ZZ
                                         360        150,732.49          1
                                      10.990          1,443.77         85
                                      10.370          1,443.77
    AURORA           CO   80017          5            04/11/00         00
    0433069127                           05           06/01/00          0
    91028431                             O            05/01/30
    0


    5390954          Q79/U56             F          195,000.00         ZZ
                                         360        192,611.25          1
                                       9.750          1,675.36         69
                                       9.130          1,675.36
    CONIFER          CO   80433          2            04/25/00         00
    0433065174                           05           06/01/00          0
    91028483                             O            05/01/30
    0


    5390956          Q79/U56             F          256,000.00         ZZ
                                         360        253,106.55          1
                                       8.625          1,991.15         80
                                       8.005          1,991.15
    CASTLE ROCK      CO   80104          5            03/13/00         00
    0433065182                           05           05/01/00          0
    91028728                             O            04/01/30
    0
1




    5390957          Q79/U56             F           30,000.00         ZZ
                                         360         29,773.58          1
                                      10.000            263.28         38
                                       9.380            263.28
    FORT COLLINS     CO   80524          5            05/16/00         00
    0433065190                           05           07/01/00          0
    91028782                             O            06/01/30
    0


    5390958          Q79/U56             F           66,500.00         ZZ
                                         360         65,972.13          1
                                       9.750            571.34         76
                                       9.130            571.34
    DENVER           CO   80231          2            05/25/00         00
    0433065224                           05           07/01/00          0
    91028786                             O            06/01/30
    0


    5390960          Q79/U56             F           83,900.00         ZZ
                                         360         81,666.45          1
                                      10.125            744.05         79
                                       9.505            744.05
    COLORADO SPRING  CO   80906          5            05/18/00         00
    0433065240                           05           07/01/00          0
    91028849                             O            06/01/30
    0


    5390961          Q79/U56             F          102,750.00         ZZ
                                         360        101,891.50          1
                                       9.500            863.98         75
                                       8.880            863.98
    DENVER           CO   80219          5            05/25/00         00
    0433065257                           05           07/01/00          0
    91028922                             O            06/01/30
    0


    5390963          Q79/U56             F          144,000.00         ZZ
                                         180        138,231.70          1
                                       9.500          1,503.69         77
                                       8.950          1,503.69
    MANCOS           CO   81323          5            06/23/00         00
    0433064664                           05           08/01/00          0
    91029126                             O            07/01/15
    0


    5390966          Q79/U56             F           33,600.00         ZZ
                                         360         33,380.17          1
1


                                      10.000            294.87         80
                                       9.380            294.87
    LAS ANIMAS       CO   81054          5            07/21/00         00
    0433065273                           05           09/01/00          0
    91029290                             N            08/01/30
    0


    5390968          Q79/U56             F          124,500.00         ZZ
                                         360        124,277.89          1
                                       8.625            968.35         85
                                       8.005            968.35
    THORNTON         CO   80229          2            06/02/01         10
    0433068053                           05           08/01/01         12
    91030012                             O            07/01/31
    0


    5393222          E45/U57             F           72,000.00         ZZ
                                         360         71,911.07          1
                                      10.375            651.89         90
                                       9.875            651.89
    KISSIMMEE        FL   34743          1            06/28/01         23
    0433086402                           07           08/01/01          0
    139336                               O            07/01/31
    0


    5399907          Q79/U56             F           40,000.00         ZZ
                                         360         39,181.13          1
                                      10.720            372.49         80
                                      10.100            372.49
    DETROIT          MI   48206          5            07/30/99         00
    0433069416                           05           09/01/99          0
    11025594                             O            08/01/29
    0


    5400485          K52/U56             F           69,000.00         ZZ
                                         180         68,878.96          1
                                      10.100            610.63        100
                                       9.600            610.63
    MEMPHIS          TN   38109          1            06/11/01         23
    0433082427                           05           07/11/01          0
    86731                                O            06/11/16
    0


    5400606          K52/U56             F           55,000.00         ZZ
                                         180         54,923.83          1
                                      11.200            532.11         99
                                      10.700            532.11
    BOSSIER CITY     LA   71111          1            06/22/01         23
    0433083060                           05           07/22/01          0
1


    86834                                O            06/22/16
    0


    5400802          K52/U56             F           89,000.00         ZZ
                                         180         88,817.15          1
                                       9.350            738.64        100
                                       8.850            738.64
    GONZALES         LA   70737          1            06/22/01         23
    0433082831                           05           07/22/01          0
    92311                                O            06/22/16
    0


    5401485          K52/U56             F           59,900.00         ZZ
                                         180         59,838.07          1
                                      11.200            579.52         96
                                      10.700            579.52
    JEANNETTE        PA   15644          1            07/03/01         23
    0433082930                           05           08/03/01          0
    91867                                O            07/03/16
    0


    5402813          K52/U56             F          109,800.00         ZZ
                                         180        109,673.51          1
                                      10.700          1,020.84         90
                                      10.200          1,020.84
    CHARLOTTE        NC   28213          5            06/13/01         23
    0433083722                           05           08/01/01          0
    92886                                O            07/01/16
    0


    5403989          E84/U57             F          400,400.00         ZZ
                                         360        399,788.79          1
                                       7.375          2,765.46         90
                                       7.125          2,765.46
    BURLINGAME       CA   94010          2            06/29/01         10
    0433114584                           01           09/01/01         25
    50410086                             O            08/01/31
    0


    5404054          E84/U57             F          505,900.00         ZZ
                                         360        505,088.48          1
                                       7.125          3,408.34         80
                                       6.875          3,408.34
    HUMMELSTOWN      PA   17036          1            08/01/01         00
    0433141173                           03           09/01/01          0
    11208501                             O            08/01/31
    0


1


    5405221          E84/U57             F          450,000.00         ZZ
                                         360        449,313.06          1
                                       7.375          3,108.04         55
                                       7.125          3,108.04
    OAK PARK         CA   91377          5            07/19/01         00
    0433141116                           05           09/01/01          0
    12051263                             O            08/01/31
    0


    5405224          E84/U57             F          296,000.00         ZZ
                                         360        295,559.29          1
                                       7.500          2,069.67         87
                                       7.250          2,069.67
    WESTMINSTER      CO   80234          5            07/16/01         12
    0433103157                           03           09/01/01         25
    81050741                             O            08/01/31
    0


    5405518          K52/U56             F           84,900.00         ZZ
                                         180         84,690.04          1
                                       9.550            716.99        100
                                       9.050            716.99
    TAMPA            FL   33612          1            05/11/01         23
    0433084522                           05           06/11/01          0
    75560                                O            05/11/16
    0


    5407989          K52/U56             F           30,400.00         ZZ
                                         240         30,254.40          1
                                      10.900            311.72         95
                                      10.400            311.72
    WEIRTON          WV   26062          5            06/05/01         23
    0433083961                           05           07/11/01          0
    85825                                O            06/11/21
    0


    5411823          196/U57             F          170,000.00         ZZ
                                         180        168,958.65          1
                                       7.375          1,563.87         68
                                       7.125          1,563.87
    CRESTLINE        CA   92325          5            07/25/01         00
    0433112711                           05           09/01/01          0
    1424969                              O            08/01/16
    0


    5411824          196/U57             F          136,500.00         ZZ
                                         180        135,672.92          1
                                       7.500          1,265.38         70
                                       7.250          1,265.38
1


    CLACKAMAS        OR   97015          5            07/10/01         00
    0433107620                           05           09/01/01          0
    1429137                              O            08/01/16
    0


    5412059          196/U57             F          460,000.00         ZZ
                                         360        459,315.09          1
                                       7.500          3,216.39         80
                                       7.250          3,216.39
    SONOMA           CA   95476          5            06/29/01         00
    0433107612                           05           09/01/01          0
    1412411                              O            08/01/31
    0


    5412060          196/U57             F          650,000.00         ZZ
                                         360        648,955.52          1
                                       7.375          4,489.39         69
                                       7.125          4,489.39
    CARLSBAD         CA   92009          5            07/06/01         00
    0433138070                           03           09/01/01          0
    1424386                              O            08/01/31
    0


    5412366          E84/U57             F          387,200.00         ZZ
                                         360        386,651.67          1
                                       7.750          2,773.95         80
                                       7.500          2,773.95
    LOS ANGELES      CA   91364          1            07/20/01         00
    0433114287                           05           09/01/01          0
    73011708                             O            08/01/31
    0


    5415472          E22/G01             F           54,800.00         ZZ
                                         360         54,765.06          1
                                       8.250            411.69         80
                                       8.000            411.69
    BEAUMONT         TX   77707          1            08/23/01         00
    0412950776                           05           10/01/01          0
    0412950776                           O            09/01/31
    0


    5416860          K10/U56             F           52,250.00         ZZ
                                         180         51,430.61          1
                                      11.100            597.16         95
                                      10.600            597.16
    MEMPHIS          TN   38109          5            02/12/01         23
    0433093978                           05           04/01/01          0
    2013216                              O            03/01/16
    0
1




    5416861          K10/U56             F          108,000.00         ZZ
                                         180        106,330.64          1
                                       9.500          1,127.77         73
                                       9.000          1,127.77
    NORTH  LAS VEGA  NV   89031          5            03/06/01         00
    0433093911                           05           05/01/01          0
    2013221                              O            04/01/16
    0


    5416864          K10/U56             F          202,300.00         ZZ
                                         180        201,932.66          3
                                      11.000          1,926.55         85
                                      10.500          1,926.55
    LOS ANGELES      CA   90044          1            03/26/01         23
    0433090073                           05           06/01/01          0
    2013303                              O            05/01/16
    0


    5416867          K10/U56             F           64,000.00         ZZ
                                         360         63,913.25          2
                                      12.450            680.57        100
                                      11.950            680.57
    DETROIT          MI   48209          5            05/15/01         23
    0433090362                           05           07/01/01          0
    2013308                              O            06/01/31
    0


    5416868          K10/U56             F           24,000.00         ZZ
                                         180         23,608.46          1
                                      12.180            290.83         47
                                      11.680            290.83
    OIL CITY         PA   16301          5            02/27/01         00
    0433093143                           05           03/27/01          0
    2013309                              N            02/27/16
    0


    5416869          K10/U56             F           54,925.00         ZZ
                                         360         54,865.94          1
                                      12.350            579.81         57
                                      11.850            579.81
    LANCASTER        SC   29720          5            05/15/01         00
    0433093028                           05           07/01/01          0
    2013312                              O            06/01/31
    0


    5416871          K10/U56             F           63,700.00         ZZ
                                         360         63,478.15          1
1


                                       9.560            538.42         70
                                       9.060            538.42
    SAINT LOUIS      MO   63139          5            03/15/01         00
    0433090271                           05           04/15/01          0
    2013317                              O            03/15/31
    0


    5417482          N67/G01             F          240,000.00         ZZ
                                         180        239,888.03          1
                                       9.750          2,061.97        100
                                       9.500          2,061.97
    ALBUQUERQUE      NM   87112          1            08/03/01         23
    0433165321                           05           10/01/01          0
    1780007205                           O            09/01/16
    0


    5418985          Q82/U56             F           59,400.00         ZZ
                                         360         59,113.11          1
                                      10.750            554.49         90
                                      10.250            554.49
    CHARLESTON       SC   29412          5            10/24/00         23
    0433087038                           05           11/30/00          0
    010887270368                         O            10/30/30
    0


    5418986          Q82/U56             F           24,500.00         ZZ
                                         180         24,133.95          1
                                       9.890            213.02         25
                                       9.390            213.02
    LOUISVILLE       KY   40211          5            11/06/00         00
    0433086675                           05           12/10/00          0
    010949272190                         O            11/10/15
    0


    5418989          Q82/U56             F           37,380.00         ZZ
                                         180         36,506.24          1
                                      10.940            423.46         37
                                      10.440            423.46
    CHARLESTOWN      RI   02879          5            12/07/00         00
    0433086691                           05           01/12/01          0
    012431373905                         O            12/12/15
    0


    5418990          Q82/U56             F           64,000.00         ZZ
                                         360         63,735.73          1
                                       7.990            469.17         80
                                       7.490            469.17
    PHILADELPHIA     PA   19111          5            04/23/01         00
    0433086709                           09           05/27/01          0
1


    103214783996                         O            04/27/31
    0


    5418991          Q82/U56             F           55,200.00         ZZ
                                         360         55,088.11          1
                                      10.490            504.53         80
                                       9.990            504.53
    PHILADELPHIA     PA   19124          2            04/27/01         00
    0433086717                           05           06/02/01          0
    103280185042                         O            05/02/31
    0


    5418992          Q82/U56             F           99,000.00         ZZ
                                         360         98,803.82          1
                                      10.620            914.49         90
                                      10.120            914.49
    CHARLESTON       SC   29412          5            05/02/01         23
    0433087103                           05           06/07/01          0
    103916085447                         O            05/07/31
    0


    5418995          Q82/U56             F           82,800.00         ZZ
                                         180         82,588.25          1
                                       9.390            689.60         90
                                       8.890            689.60
    CULPEPER         VA   22701          5            05/09/01         23
    0433087129                           05           06/14/01          0
    104306085765                         O            05/14/16
    0


    5418997          Q82/U56             F          140,000.00         ZZ
                                         120        136,427.70          2
                                       9.500          1,811.57         70
                                       9.000          1,811.57
    PHILADELPHIA     PA   19146          5            05/25/01         00
    0433086766                           05           06/25/01          0
    104350487009                         N            05/25/11
    0


    5419003          Q82/U56             F          103,000.00         ZZ
                                         360        101,993.23          1
                                       7.250            702.65         68
                                       6.750            702.65
    BROOKHAVEN       PA   19015          2            06/06/01         00
    0433086832                           05           07/11/01          0
    105434788528                         O            06/11/31
    0


1


    5419005          Q82/U56             F          185,491.25         ZZ
                                         180        185,129.59          1
                                       9.600          1,573.27         87
                                       9.100          1,573.27
    FAYETTEVILLE     NC   28301          2            06/12/01         23
    0433087210                           05           07/18/01          0
    105497388989                         O            06/18/16
    0


    5419007          Q82/U56             F           82,650.00         ZZ
                                         360         82,305.20          3
                                      10.190            736.95         95
                                       9.690            736.95
    FITCHBURG        MA   01420          1            06/14/01         23
    0433087251                           05           07/14/01          0
    105562188931                         O            06/14/31
    0


    5419015          Q82/U56             F           34,770.00         ZZ
                                         180         34,510.64          1
                                      12.130            420.22         57
                                      11.630            420.22
    BEAVER           WV   25813          5            07/06/01         00
    0433086923                           05           08/11/01          0
    106638091528                         O            07/11/16
    0


    5421104          405/405             F          297,600.00         ZZ
                                         360        297,156.88          1
                                       7.500          2,080.87         80
                                       7.000          2,080.87
    NEW PROVIDENCE   NJ   07974          5            07/06/01         00
    0012166096                           05           09/01/01          0
    0012166096                           O            08/01/31
    0


    5421108          405/405             F          440,000.00         ZZ
                                         360        438,911.69          1
                                       7.000          2,927.33         80
                                       6.750          2,927.33
    NOVATO           CA   94945          5            06/14/01         00
    0012279758                           05           08/01/01          0
    0012279758                           O            07/01/31
    0


    5421115          405/405             F          315,000.00         ZZ
                                         360        314,542.57          1
                                       7.625          2,229.55         78
                                       7.125          2,229.55
1


    BURBANK          CA   91506          5            07/09/01         00
    0012301289                           05           09/01/01          0
    0012301289                           O            08/01/31
    0


    5421125          405/405             F          300,000.00         ZZ
                                         360        299,494.48          1
                                       6.875          1,970.79         79
                                       6.625          1,970.79
    LONG BEACH       CA   90814          5            07/24/01         00
    0017415142                           05           09/01/01          0
    0017415142                           O            08/01/31
    0


    5421194          405/405             F          440,000.00         ZZ
                                         360        439,464.22          1
                                       8.500          3,383.22         80
                                       8.000          3,383.22
    BERKELEY         CA   94708          5            07/28/01         00
    0019894351                           05           09/01/01          0
    0019894351                           O            08/01/31
    0


    5424440          196/U57             F          165,000.00         ZZ
                                         360        164,799.37          1
                                       8.500          1,268.71         90
                                       8.250          1,268.71
    LA GRANGE        CA   95329          1            07/05/01         14
    0433107885                           03           09/01/01         30
    1304839                              O            08/01/31
    0


    5424444          196/U57             F          114,000.00         ZZ
                                         360        113,874.99          1
                                       9.000            917.27         90
                                       8.750            917.27
    CICERO           IL   60804          5            07/06/01         10
    0433111879                           05           09/01/01         25
    1423276                              O            08/01/31
    0


    5424446          196/U57             F          137,700.00         ZZ
                                         360        137,447.94          1
                                       8.500          1,058.80         85
                                       8.250          1,058.80
    GARDENA          CA   90247          5            06/25/01         11
    0433115177                           05           08/01/01         25
    1426370                              O            07/01/31
    0
1




    5424448          196/U57             F          157,410.00         ZZ
                                         360        157,057.57          1
                                       7.375          1,087.20         87
                                       7.125          1,087.20
    ELK RIVER        MN   55330          5            07/30/01         10
    0433107828                           05           09/01/01         25
    1428505                              O            08/01/31
    0


    5424449          196/U57             F          103,500.00         ZZ
                                         360        103,380.46          1
                                       8.750            814.24         90
                                       8.500            814.24
    SANTA ANA        CA   92701          5            07/20/01         11
    0433115227                           01           09/01/01         25
    1428836                              O            08/01/31
    0


    5424453          196/U57             F          157,000.00         ZZ
                                         360        156,899.89          1
                                       8.250          1,179.49         88
                                       8.000          1,179.49
    DEARBORN HEIGHT  MI   48127          5            07/31/01         11
    0433112083                           05           10/01/01         12
    1431525                              O            09/01/31
    0


    5424454          196/U57             F          264,000.00         ZZ
                                         360        263,606.92          1
                                       7.500          1,845.93         80
                                       7.250          1,845.93
    NORTH HILLS      CA   91343          5            07/09/01         00
    0433108206                           05           09/01/01          0
    1432749                              O            08/01/31
    0


    5424621          G33/U57             F           95,350.00         ZZ
                                         360         95,135.57          1
                                      10.000            836.76         87
                                       9.500            836.76
    LOXLEY           AL   36551          5            03/29/01         23
    0433089802                           05           06/01/01          0
    191202                               O            05/01/31
    0


    5428050          E22/G01             F          172,800.00         ZZ
                                         360        172,668.51          1
1


                                       7.375          1,193.49         80
                                       7.125          1,193.49
    CHINO HILLS      CA   91706          1            08/17/01         00
    0412923864                           05           10/01/01          0
    0412923864                           O            09/01/31
    0


    5429075          W63/U56             F           75,000.00         ZZ
                                         360         74,616.67          1
                                      10.400            680.45         79
                                       9.900            680.45
    MIDDLE ISLAND    NY   11953          1            10/19/00         00
    0433091170                           01           11/19/00          0
    0005483745                           O            10/19/30
    0


    5429076          W63/U56             F           22,560.00         ZZ
                                          60         18,877.58          1
                                      10.950            489.95         80
                                      10.450            489.95
    LAMESA           TX   79331          5            11/20/00         00
    0433094398                           05           12/27/00          0
    0005484999                           O            11/27/05
    0


    5429077          W63/U56             F           74,678.00         ZZ
                                         180         74,317.28          1
                                      11.240            724.75         65
                                      10.740            724.75
    OMAHA            NE   68104          1            09/22/00         00
    0433090438                           05           10/22/00          0
    0005485912                           O            09/22/15
    0


    5429078          W63/U56             F           33,750.00         ZZ
                                         180         32,926.01          1
                                      12.500            415.98         75
                                      12.000            415.98
    NORTH VERSAILLE  PA   15137          5            10/07/00         00
    0433094414                           05           11/13/00          0
    0005492747                           O            10/13/15
    0


    5429079          W63/U56             F           11,000.00         ZZ
                                         180         10,964.21          1
                                      12.090            113.91         42
                                      11.590            113.91
    CLARKSVILLE      IN   47129          5            10/26/00         00
    0433090446                           05           12/01/00          0
1


    0005494848                           O            11/01/15
    0


    5429080          W63/U56             F           35,000.00         ZZ
                                         240         34,474.90          1
                                      11.440            371.80         69
                                      10.940            371.80
    FORT WORTH       TX   76103          5            09/20/00         00
    0433094430                           05           10/25/00          0
    0005495136                           O            09/25/20
    0


    5429081          W63/U56             F           60,300.00         ZZ
                                         360         60,069.04          1
                                      11.750            608.67         89
                                      11.250            608.67
    N. BRADDOCK      PA   15104          5            10/13/00         23
    0433094323                           05           11/18/00          0
    0005495748                           O            10/18/30
    0


    5429082          W63/U56             F           31,500.00         ZZ
                                         360         31,345.80          2
                                      11.000            299.98         70
                                      10.500            299.98
    EDWARDSVILLE     PA   18704          5            09/09/00         00
    0433091220                           05           11/01/00          0
    0005495990                           N            10/01/30
    0


    5429083          W63/U56             F           25,600.00         ZZ
                                         240         24,909.28          1
                                      12.550            291.75         80
                                      12.050            291.75
    DALLAS           TX   75216          5            09/15/00         00
    0433094448                           05           10/20/00          0
    0005497709                           O            09/20/20
    0


    5429084          W63/U56             F           39,200.00         ZZ
                                         240         38,536.07          1
                                      10.950            403.28         80
                                      10.450            403.28
    WINTER HAVEN     FL   33881          5            09/01/00         00
    0433094463                           05           10/07/00          0
    0005497782                           O            09/07/20
    0


1


    5429085          W63/U56             F           24,000.00         ZZ
                                         180         23,880.31          1
                                      11.850            244.10         85
                                      11.350            244.10
    LINNEUS          MO   64653          5            10/12/00         23
    0433090453                           05           12/01/00          0
    0005498205                           O            11/01/15
    0


    5429086          W63/U56             F           48,000.00         ZZ
                                         360         47,820.04          3
                                      11.850            488.20         74
                                      11.350            488.20
    CONCORD          NC   28025          5            09/26/00         00
    0433091253                           05           11/02/00          0
    0005500628                           N            10/02/30
    0


    5429087          W63/U56             F          112,500.00         ZZ
                                         180        111,886.63          1
                                      11.950          1,152.86         90
                                      11.450          1,152.86
    VIRGINIA BEACH   VA   23456          5            09/08/00         23
    0433090461                           03           10/13/00          0
    0005502208                           N            09/13/15
    0


    5429088          W63/U56             F           56,000.00         ZZ
                                         180         55,834.16          1
                                      12.050            578.18         70
                                      11.550            578.18
    PHENIX CITY      AL   36869          2            12/15/00         00
    0433090495                           27           01/20/01          0
    0005502399                           O            12/20/15
    0


    5429089          W63/U56             F           28,500.00         ZZ
                                         240         28,120.13          1
                                      11.700            307.87         75
                                      11.200            307.87
    EVANSVILLE       IN   47713          5            09/29/00         00
    0433094489                           05           11/04/00          0
    0005502462                           O            10/04/20
    0


    5429090          W63/U56             F           25,000.00         ZZ
                                         360         24,875.93          1
                                      10.940            236.95         39
                                      10.440            236.95
1


    CLEVELAND        OH   44105          5            09/20/00         00
    0433091279                           05           10/25/00          0
    0005502863                           O            09/25/30
    0


    5429091          W63/U56             F          123,750.00         ZZ
                                         360        123,382.93          2
                                      12.500          1,320.73         71
                                      12.000          1,320.73
    NEW ORLEANS      LA   70124          5            10/24/00         00
    0433091295                           05           12/01/00          0
    0005502898                           O            11/01/30
    0


    5429092          W63/U56             F          149,500.00         ZZ
                                         180        144,841.10          1
                                      10.650          1,666.50         74
                                      10.150          1,666.50
    RAVENNA          OH   44266          5            09/15/00         00
    0433094497                           05           10/20/00          0
    0005503163                           O            09/20/15
    0


    5429093          W63/U56             F           33,600.00         ZZ
                                         120         31,686.39          1
                                      11.400            470.48         80
                                      10.900            470.48
    MULLINS          SC   29574          5            10/16/00         00
    0433094505                           05           11/20/00          0
    0005503186                           O            10/20/10
    0


    5429094          W63/U56             F           20,000.00         ZZ
                                         240         19,768.52          2
                                      12.090            221.47         65
                                      11.590            221.47
    BUFFALO          NY   14213          5            10/20/00         00
    0433094513                           05           12/01/00          0
    0005503937                           N            11/01/20
    0


    5429095          W63/U56             F           24,000.00         ZZ
                                         240         23,726.49          1
                                      12.600            274.37         80
                                      12.100            274.37
    WICHITA          KS   67204          5            10/26/00         00
    0433094539                           05           12/01/00          0
    0005504040                           O            11/01/20
    0
1




    5429096          W63/U56             F           27,250.00         ZZ
                                         180         27,126.95          1
                                      12.090            282.19         42
                                      11.590            282.19
    MORAINE          OH   45439          5            09/25/00         00
    0433090503                           05           11/01/00          0
    0005504152                           O            10/01/15
    0


    5429097          W63/U56             F           22,500.00         ZZ
                                         180         22,433.30          1
                                      12.500            240.13         75
                                      12.000            240.13
    HATTIESBURG      MS   39401          5            10/24/00         00
    0433090529                           05           12/01/00          0
    0005504576                           O            11/01/15
    0


    5429098          W63/U56             F           23,000.00         ZZ
                                         240         22,698.91          1
                                      11.840            250.69         53
                                      11.340            250.69
    ORLANDO          FL   32805          5            09/28/00         00
    0433094547                           05           11/03/00          0
    0005504658                           O            10/03/20
    0


    5429099          W63/U56             F           35,000.00         ZZ
                                         360         34,864.42          1
                                      12.090            362.44         64
                                      11.590            362.44
    AVONDALE         LA   70094          5            09/21/00         00
    0433091329                           05           10/26/00          0
    0005504836                           O            09/26/30
    0


    5429100          W63/U56             F           61,200.00         ZZ
                                         360         60,924.78          1
                                      11.400            601.39         90
                                      10.900            601.39
    MILWAUKEE        WI   53210          5            09/22/00         23
    0433094331                           05           10/27/00          0
    0005505177                           O            09/27/30
    0


    5429101          W63/U56             F           71,820.00         ZZ
                                         360         71,516.80          1
1


                                      11.300            700.29         90
                                      10.800            700.29
    SPARTANBURG      SC   29303          1            09/15/00         23
    0433094356                           05           11/01/00          0
    0005505277                           O            10/01/30
    0


    5429102          W63/U56             F           26,000.00         ZZ
                                         240         25,694.96          1
                                      12.090            287.92         64
                                      11.590            287.92
    MUNCIE           IN   47302          5            11/01/00         00
    0433094554                           05           12/06/00          0
    0005505465                           O            11/06/20
    0


    5429103          W63/U56             F           71,100.00         ZZ
                                         180         70,833.50          1
                                      11.850            723.14         90
                                      11.350            723.14
    COLUMBIA         SC   29024          1            10/23/00         23
    0433094455                           05           11/23/00          0
    0005507845                           O            10/23/15
    0


    5429104          W63/U56             F           23,400.00         ZZ
                                         180         23,319.77          1
                                      11.840            237.82         65
                                      11.340            237.82
    TOLEDO           OH   43608          5            11/10/00         00
    0433090537                           05           12/16/00          0
    0005508125                           O            11/16/15
    0


    5429105          W63/U56             F           32,000.00         ZZ
                                         180         31,897.66          1
                                      12.600            344.01         80
                                      12.100            344.01
    KANSAS CITY      MO   64132          5            09/29/00         00
    0433090545                           05           11/04/00          0
    0005508258                           O            10/04/15
    0


    5429106          W63/U56             F           70,400.00         ZZ
                                         360         70,072.58          1
                                      11.190            680.56         80
                                      10.690            680.56
    SAN ANTONIO      TX   78223          5            09/27/00         00
    0433091352                           05           11/02/00          0
1


    0005508726                           O            10/02/30
    0


    5429107          W63/U56             F           35,750.00         ZZ
                                         180         35,598.80          1
                                      11.290            348.31         65
                                      10.790            348.31
    MARION           IN   46953          5            09/27/00         00
    0433090578                           05           11/02/00          0
    0005508802                           O            10/02/15
    0


    5429108          W63/U56             F           56,250.00         ZZ
                                         180         56,083.17          1
                                      12.500            600.33         75
                                      12.000            600.33
    AKRON            OH   44305          5            11/11/00         00
    0433090586                           05           12/16/00          0
    0005509209                           O            11/16/15
    0


    5429109          W63/U56             F           23,000.00         ZZ
                                         180         22,402.32          1
                                      11.740            272.20         54
                                      11.240            272.20
    SAYRE            PA   18840          5            10/03/00         00
    0433094570                           05           11/10/00          0
    0005509350                           O            10/10/15
    0


    5429110          W63/U56             F           90,000.00         ZZ
                                         180         89,664.40          1
                                      11.450            887.83         75
                                      10.950            887.83
    DULUTH           GA   30096          5            10/27/00         00
    0433090594                           05           12/01/00          0
    0005509497                           O            11/01/15
    0


    5429111          W63/U56             F           14,000.00         ZZ
                                         180         13,706.67          1
                                      13.090            177.96         20
                                      12.590            177.96
    MONTAGUE         MI   49437          5            10/26/00         00
    0433094596                           27           12/01/00          0
    0005510365                           O            11/01/15
    0


1


    5429112          W63/U56             F           22,700.00         ZZ
                                         180         22,613.28          1
                                      12.090            235.07         65
                                      11.590            235.07
    INDIANAPOLIS     IN   46205          5            10/13/00         00
    0433090602                           05           11/18/00          0
    0005510786                           O            10/18/15
    0


    5429113          W63/U56             F           17,100.00         ZZ
                                         180         17,033.94          1
                                      11.290            166.61         45
                                      10.790            166.61
    BERNHARDS BAY    NY   13028          5            11/07/00         00
    0433090610                           05           12/13/00          0
    0005510861                           O            11/13/15
    0


    5429114          W63/U56             F           93,500.00         ZZ
                                         180         93,167.97          1
                                      12.100            968.96         62
                                      11.600            968.96
    VINTON           VA   24179          5            10/17/00         00
    0433090636                           05           11/23/00          0
    0005510912                           O            10/23/15
    0


    5429115          W63/U56             F           35,000.00         ZZ
                                         360         34,805.40          1
                                      10.350            316.24         64
                                       9.850            316.24
    TAMPA            FL   33610          5            11/13/00         00
    0433091386                           05           12/17/00          0
    0005510928                           O            11/17/30
    0


    5429116          W63/U56             F           15,000.00         ZZ
                                         180         14,582.20          1
                                      12.090            180.89         43
                                      11.590            180.89
    FRENCH LICK      IN   47432          5            10/20/00         00
    0433094604                           05           11/25/00          0
    0005511275                           O            10/25/15
    0


    5429117          W63/U56             F           27,950.00         ZZ
                                         180         27,859.08          1
                                      12.500            298.30         65
                                      12.000            298.30
1


    HAZLEHURST       MS   39083          1            10/23/00         00
    0433090651                           05           11/23/00          0
    0005511326                           O            10/23/15
    0


    5429119          W63/U56             F           24,500.00         ZZ
                                         180         23,663.09          1
                                      12.090            295.46         70
                                      11.590            295.46
    ENID             MS   38627          5            10/23/00         00
    0433094638                           05           11/27/00          0
    0005511915                           O            10/27/15
    0


    5429122          W63/U56             F           21,000.00         ZZ
                                         180         20,897.18          1
                                      11.600            209.56         60
                                      11.100            209.56
    HUMBOLDT         TN   38343          5            11/15/00         00
    0433090669                           05           12/20/00          0
    0005513657                           O            11/20/15
    0


    5429123          W63/U56             F           51,120.00         ZZ
                                         180         50,978.25          1
                                      12.350            539.64         80
                                      11.850            539.64
    YAZOO CITY       MS   39194          1            11/20/00         00
    0433090677                           27           01/01/01          0
    0005513675                           O            12/01/15
    0


    5429125          W63/U56             F           64,000.00         ZZ
                                         240         63,101.72          1
                                      12.100            709.16         69
                                      11.600            709.16
    N CHARLESTON     SC   29405          5            10/26/00         00
    0433094695                           05           12/01/00          0
    0005514922                           O            11/01/20
    0


    5429126          W63/U56             F           18,700.00         ZZ
                                         180         18,276.74          1
                                      12.250            227.45         75
                                      11.750            227.45
    SUPERIOR         WI   54880          5            11/02/00         00
    0433094711                           05           12/07/00          0
    0005516023                           O            11/07/15
    0
1




    5429127          W63/U56             F           25,500.00         ZZ
                                         240         25,119.30          1
                                      11.600            273.70         85
                                      11.100            273.70
    ALMA             IL   62807          2            10/27/00         23
    0433091246                           05           12/01/00          0
    0005516061                           O            11/01/20
    0


    5429128          W63/U56             F           21,450.00         ZZ
                                         120         20,345.47          1
                                      11.840            305.76         55
                                      11.340            305.76
    BURLEY           ID   83318          5            11/20/00         00
    0433094745                           05           12/27/00          0
    0005516087                           O            11/27/10
    0


    5429129          W63/U56             F           33,915.00         ZZ
                                         180         33,805.15          1
                                      12.100            351.47         85
                                      11.600            351.47
    POCAHONTAS       IL   62275          1            10/26/00         23
    0433094661                           05           12/01/00          0
    0005516121                           O            11/01/15
    0


    5429130          W63/U56             F           68,000.00         ZZ
                                         360         67,832.95          1
                                      13.350            770.86         74
                                      12.850            770.86
    ORANGE GROVE     TX   78372          5            11/20/00         00
    0433091402                           05           12/27/00          0
    0005516607                           O            11/27/30
    0


    5429131          W63/U56             F           15,500.00         ZZ
                                         360         15,447.82          1
                                      12.340            163.50         39
                                      11.840            163.50
    KANSAS CITY      MO   64130          5            10/19/00         00
    0433091428                           05           11/24/00          0
    0005516647                           O            10/24/30
    0


    5429132          W63/U56             F           84,000.00         ZZ
                                         360         83,686.79          1
1


                                      11.450            828.64         70
                                      10.950            828.64
    ROBSTOWN         TX   78380          5            11/07/00         00
    0433091469                           05           12/13/00          0
    0005517027                           O            11/13/30
    0


    5429133          W63/U56             F           22,000.00         ZZ
                                         240         21,396.23          1
                                      11.050            227.83         42
                                      10.550            227.83
    NILES            MI   49120          5            11/01/00         00
    0433094760                           05           12/06/00          0
    0005517507                           O            11/06/20
    0


    5429134          W63/U56             F           67,320.00         ZZ
                                         180         67,106.41          1
                                      12.200            702.84         90
                                      11.700            702.84
    MISSION          TX   78572          1            10/31/00         23
    0433094687                           05           12/01/00          0
    0005518206                           O            11/01/15
    0


    5429135          W63/U56             F           27,200.00         ZZ
                                         240         26,854.02          1
                                      11.350            287.26         80
                                      10.850            287.26
    BENTON HARBOR    MI   49022          5            10/25/00         00
    0433094786                           05           12/01/00          0
    0005518424                           O            11/01/20
    0


    5429136          W63/U56             F           22,400.00         ZZ
                                         180         21,755.11          1
                                       9.600            235.26         80
                                       9.100            235.26
    MAYNARD          MN   56260          5            11/16/00         00
    0433094794                           05           12/21/00          0
    0005518542                           O            11/21/15
    0


    5429137          W63/U56             F           47,600.00         ZZ
                                         180         47,395.95          1
                                      10.800            446.13         70
                                      10.300            446.13
    NEW BERN         NC   28562          5            10/30/00         00
    0433090685                           05           12/03/00          0
1


    0005518608                           O            11/03/15
    0


    5429138          W63/U56             F           87,500.00         ZZ
                                         180         87,012.45          1
                                       9.550            738.94         73
                                       9.050            738.94
    STOW             OH   44224          5            10/27/00         00
    0433090693                           05           12/01/00          0
    0005518797                           O            11/01/15
    0


    5429139          W63/U56             F           45,000.00         ZZ
                                         360         44,873.68          1
                                      12.750            489.01         75
                                      12.250            489.01
    CATTARAUGUS      NY   14719          5            10/26/00         00
    0433091477                           05           12/01/00          0
    0005518940                           O            11/01/30
    0


    5429140          W63/U56             F           11,500.00         ZZ
                                         180         11,446.86          1
                                      11.290            112.04         22
                                      10.790            112.04
    AKRON            OH   44306          2            10/20/00         00
    0433090719                           05           11/25/00          0
    0005518959                           O            10/25/15
    0


    5429141          W63/U56             F           19,000.00         ZZ
                                         240         18,780.44          2
                                      12.090            210.40         50
                                      11.590            210.40
    BUFFALO          NY   14214          2            10/24/00         00
    0433094802                           05           12/01/00          0
    0005518967                           O            11/01/20
    0


    5429142          W63/U56             F           48,800.00         ZZ
                                         240         48,263.26          3
                                      11.700            527.16         71
                                      11.200            527.16
    SYRACUSE         NY   13212          5            11/22/00         00
    0433094836                           05           01/01/01          0
    0005519263                           N            12/01/20
    0


1


    5429143          W63/U56             F           33,750.00         ZZ
                                         240         33,324.79          2
                                      11.450            358.76         65
                                      10.950            358.76
    CLEVELAND        OH   44104          5            11/15/00         00
    0433094844                           05           12/20/00          0
    0005519354                           O            11/20/20
    0


    5429144          W63/U56             F           33,750.00         ZZ
                                         240         33,339.77          1
                                      11.900            369.27         90
                                      11.400            369.27
    RED SPRINGS      NC   28377          5            10/26/00         23
    0433091519                           05           12/01/00          0
    0005519460                           O            11/01/20
    0


    5429146          W63/U56             F          374,000.00         ZZ
                                         180        372,410.59          1
                                      10.840          3,516.55         74
                                      10.340          3,516.55
    CLYDE            NC   28721          4            11/17/00         00
    0433090735                           03           12/17/00          0
    0005519715                           O            11/17/15
    0


    5429147          W63/U56             F           11,700.00         ZZ
                                         180         11,456.96          1
                                      12.090            141.10         65
                                      11.590            141.10
    ANITA            IA   50020          5            11/02/00         00
    0433094877                           05           01/01/01          0
    0005519908                           O            12/01/15
    0


    5429148          W63/U56             F           70,000.00         ZZ
                                         180         69,725.55          3
                                      10.750            653.44         58
                                      10.250            653.44
    COLOMA           MI   49038          5            11/27/00         00
    0433090750                           05           01/01/01          0
    0005520149                           O            12/01/15
    0


    5429149          W63/U56             F           26,250.00         ZZ
                                         180         26,135.10          1
                                      10.700            244.05         75
                                      10.200            244.05
1


    CANTON           OH   44707          5            11/03/00         00
    0433090784                           05           12/08/00          0
    0005520396                           O            11/08/15
    0


    5429150          W63/U56             F           36,000.00         ZZ
                                         180         35,861.22          1
                                      11.850            366.15         90
                                      11.350            366.15
    CLARKSDALE       MS   38614          1            11/16/00         23
    0433094828                           05           12/16/00          0
    0005520421                           O            11/16/15
    0


    5429151          W63/U56             F           57,800.00         ZZ
                                         180         57,608.00          1
                                      12.850            632.61         85
                                      12.350            632.61
    WILSON           NC   27893          5            11/09/00         23
    0433090792                           05           12/15/00          0
    0005520585                           O            11/15/15
    0


    5429152          W63/U56             F           24,500.00         ZZ
                                         120         23,274.81          1
                                      12.100            352.92         70
                                      11.600            352.92
    KANSAS CITY      MO   64129          2            11/13/00         00
    0433094901                           05           12/13/00          0
    0005520737                           N            11/13/10
    0


    5429153          W63/U56             F           85,800.00         ZZ
                                         180         85,602.95          1
                                      13.200            962.55         65
                                      12.700            962.55
    GREENSBORO       NC   27403          5            11/30/00         00
    0433090800                           05           01/05/01          0
    0005520809                           O            12/05/15
    0


    5429154          W63/U56             F           60,000.00         ZZ
                                         180         59,805.72          1
                                      12.100            621.79         75
                                      11.600            621.79
    SOUTH BEND       IN   46628          2            10/31/00         00
    0433090818                           05           12/06/00          0
    0005520811                           O            11/06/15
    0
1




    5429155          W63/U56             F           42,900.00         ZZ
                                         180         42,772.77          1
                                      12.500            457.85         75
                                      12.000            457.85
    DAYTON           OH   45427          5            11/09/00         00
    0433090826                           05           12/15/00          0
    0005521147                           O            11/15/15
    0


    5429157          W63/U56             F           27,000.00         ZZ
                                         240         26,667.44          1
                                      11.600            289.80         90
                                      11.100            289.80
    OLNEY            TX   76374          1            11/15/00         23
    0433094406                           05           12/15/00          0
    0005521336                           O            11/15/20
    0


    5429158          W63/U56             F           44,250.00         ZZ
                                         180         44,027.31          1
                                      10.300            398.17         80
                                       9.800            398.17
    INDIANAPOLIS     IN   46218          1            11/13/00         00
    0433090834                           05           12/13/00          0
    0005521715                           O            11/13/15
    0


    5429159          W63/U56             F           12,000.00         ZZ
                                         180         11,691.97          1
                                      10.850            135.26         35
                                      10.350            135.26
    INDIANAPOLIS     IN   46218          2            11/16/00         00
    0433094943                           05           12/21/00          0
    0005522012                           O            11/21/15
    0


    5429160          W63/U56             F           73,600.00         ZZ
                                         360         73,303.83          1
                                      11.600            734.47         80
                                      11.100            734.47
    HARLINGEN        TX   78550          2            11/01/00         00
    0433091543                           05           12/01/00          0
    0005522100                           O            11/01/30
    0


    5429162          W63/U56             F           20,250.00         ZZ
                                         180         19,803.76          1
1


                                      11.700            239.14         75
                                      11.200            239.14
    CANTON           MS   39046          5            11/15/00         00
    0433094976                           05           01/01/01          0
    0005524287                           O            12/01/15
    0


    5429163          W63/U56             F           56,250.00         ZZ
                                         360         56,085.24          1
                                      12.100            582.93         75
                                      11.600            582.93
    SAINT PETERSBUR  FL   33701          2            12/13/00         00
    0433091576                           05           01/18/01          0
    0005525379                           O            12/18/30
    0


    5429164          W63/U56             F           17,500.00         ZZ
                                         240         17,278.20          1
                                      12.090            193.79         50
                                      11.590            193.79
    SAINT LOUIS      MO   63120          5            11/30/00         00
    0433094992                           05           01/05/01          0
    0005525419                           O            12/05/20
    0


    5429165          W63/U56             F           22,200.00         ZZ
                                         240         21,919.41          1
                                      11.400            235.22         60
                                      10.900            235.22
    BEDFORD          IN   47421          5            11/15/00         00
    0433095023                           05           12/15/00          0
    0005525662                           N            11/15/20
    0


    5429166          W63/U56             F           97,000.00         ZZ
                                         180         96,635.55          1
                                      11.550            964.28         90
                                      11.050            964.28
    TALLAHASSEE      FL   32308          5            11/16/00         23
    0433094968                           05           12/16/00          0
    0005525700                           O            11/16/15
    0


    5429167          W63/U56             F           33,800.00         ZZ
                                         180         33,663.72          1
                                      11.290            329.31         65
                                      10.790            329.31
    JACKSONVILLE     FL   32206          5            11/21/00         00
    0433090842                           05           12/27/00          0
1


    0005525727                           O            11/27/15
    0


    5429168          W63/U56             F           23,800.00         ZZ
                                         180         23,172.53          1
                                      10.550            263.82         70
                                      10.050            263.82
    JACKSONVILLE     FL   32209          5            11/22/00         00
    0433095056                           09           12/28/00          0
    0005526067                           O            11/28/15
    0


    5429169          W63/U56             F           36,000.00         ZZ
                                         180         35,876.88          1
                                      11.850            366.15         90
                                      11.350            366.15
    INDIANAPOLIS     IN   46218          5            11/20/00         23
    0433095015                           05           12/27/00          0
    0005526158                           O            11/27/15
    0


    5429170          W63/U56             F           16,250.00         ZZ
                                         180         15,844.69          1
                                      10.050            175.12         54
                                       9.550            175.12
    MORGANTOWN       WV   26505          5            12/01/00         00
    0433095064                           05           01/06/01          0
    0005526310                           O            12/06/15
    0


    5429171          W63/U56             F           27,000.00         ZZ
                                         180         26,923.26          1
                                      12.550            289.21         90
                                      12.050            289.21
    CLINTON          SC   29325          1            12/19/00         23
    0433095049                           05           01/19/01          0
    0005527078                           O            12/19/15
    0


    5429173          W63/U56             F           21,000.00         ZZ
                                         180         20,809.06          1
                                      11.300            204.76         50
                                      10.800            204.76
    MARION           IN   46953          5            11/14/00         00
    0433090875                           05           12/20/00          0
    0005528017                           O            11/20/15
    0


1


    5429174          W63/U56             F           91,800.00         ZZ
                                         180         89,528.91          1
                                      11.500            909.09         90
                                      11.000            909.09
    CINCINNATI       OH   45213          2            09/01/00         23
    0433095072                           05           10/07/00          0
    0006663761                           O            09/07/15
    0


    5429175          W63/U56             F           90,000.00         ZZ
                                         180         89,260.30          1
                                       8.500            692.02         75
                                       8.000            692.02
    JONESBOROUGH     TN   37659          5            09/01/00         00
    0433090909                           05           10/07/00          0
    0006664359                           O            09/07/15
    0


    5429176          W63/U56             F          150,210.00         ZZ
                                         180        149,534.38          1
                                      11.400          1,476.07         90
                                      10.900          1,476.07
    MORROW           OH   45152          1            09/08/00         23
    0433095122                           05           10/08/00          0
    0006664836                           O            09/08/15
    0


    5429177          W63/U56             F           33,500.00         ZZ
                                         180         32,366.01          1
                                       9.700            353.87         44
                                       9.200            353.87
    CINCINNATI       OH   45217          5            09/09/00         00
    0433090933                           05           10/14/00          0
    0006665111                           O            09/14/15
    0


    5429178          W63/U56             F           36,000.00         ZZ
                                         240         35,417.34          1
                                      10.390            356.76         93
                                       9.890            356.76
    HATTIESBURG      MS   39401          5            09/13/00         23
    0433094471                           05           11/01/00          0
    0006665747                           O            10/01/20
    0


    5429179          W63/U56             F           40,500.00         ZZ
                                         240         40,008.84          1
                                      12.750            467.29         75
                                      12.250            467.29
1


    KANSAS CITY      MO   64108          2            10/11/00         00
    0433095098                           05           11/11/00          0
    0006670251                           N            10/11/20
    0


    5429180          W63/U56             F           45,500.00         ZZ
                                         240         44,671.07          1
                                      10.250            446.65         74
                                       9.750            446.65
    DALLAS           TX   75219          5            10/13/00         00
    0433091634                           05           11/18/00          0
    0006670494                           O            10/18/20
    0


    5429181          W63/U56             F          105,300.00         ZZ
                                         180        104,919.87          1
                                      11.600          1,050.82         90
                                      11.100          1,050.82
    CINCINNATI       OH   45224          1            10/11/00         23
    0433095163                           05           12/01/00          0
    0006670495                           O            11/01/15
    0


    5429182          W63/U56             F           48,000.00         ZZ
                                         360         47,809.97          1
                                      11.600            479.01         80
                                      11.100            479.01
    BLOSSVALE        NY   13308          1            10/18/00         00
    0433091667                           05           11/18/00          0
    0006670503                           O            10/18/30
    0


    5429183          W63/U56             F           35,000.00         ZZ
                                         240         34,356.48          1
                                       9.150            318.29         80
                                       8.650            318.29
    OAKWOOD          TX   75855          5            10/19/00         00
    0433091691                           05           11/24/00          0
    0006671301                           O            10/24/20
    0


    5429184          W63/U56             F           37,400.00         ZZ
                                         180         37,212.86          1
                                      10.500            342.11         85
                                      10.000            342.11
    CARROLLTON       OH   44615          5            10/20/00         23
    0433091444                           05           11/25/00          0
    0006671774                           O            10/25/15
    0
1




    5429185          W63/U56             F          306,000.00         ZZ
                                         180        304,444.04          1
                                       9.990          2,683.11         55
                                       9.490          2,683.11
    FRISCO           CO   80443          5            10/20/00         00
    0433095148                           03           12/01/00          0
    0006671862                           O            11/01/15
    0


    5429186          W63/U56             F           62,500.00         ZZ
                                         240         61,534.90          1
                                      10.550            626.09        100
                                      10.050            626.09
    ERIE             PA   16504          5            10/23/00         23
    0433091725                           05           11/27/00          0
    0006672233                           O            10/27/20
    0


    5429187          W63/U56             F           71,000.00         ZZ
                                         360         70,705.26          1
                                      10.950            673.47        100
                                      10.450            673.47
    INDIANAPOLIS     IN   46226          2            10/24/00         23
    0433094521                           05           12/01/00          0
    0006672385                           O            11/01/30
    0


    5429188          W63/U56             F           96,800.00         ZZ
                                         360         96,340.47          2
                                      10.750            903.61         80
                                      10.250            903.61
    INDIANAPOLIS     IN   46201          5            10/25/00         00
    0433091758                           05           11/25/00          0
    0006672446                           N            10/25/30
    0


    5429189          W63/U56             F          264,000.00         ZZ
                                         240        259,729.15          1
                                       9.450          2,452.21         80
                                       8.950          2,452.21
    MONTGOMERY       TX   77356          5            10/25/00         00
    0433091808                           03           12/01/00          0
    0006672450                           O            11/01/20
    0


    5429190          W63/U56             F           60,000.00         ZZ
                                         180         58,526.92          1
1


                                      11.350            695.20        100
                                      10.850            695.20
    MEMPHIS          TN   38106          2            10/26/00         23
    0433095155                           05           12/01/00          0
    0006672478                           O            11/01/15
    0


    5429191          W63/U56             F           44,500.00         ZZ
                                         180         44,308.81          1
                                      11.280            433.23         79
                                      10.780            433.23
    COLUMBUS         OH   43223          2            10/26/00         00
    0433095171                           05           12/01/00          0
    0006672549                           O            11/01/15
    0


    5429192          W63/U56             F           43,200.00         ZZ
                                         360         43,019.56          1
                                      11.350            422.87         68
                                      10.850            422.87
    DETROIT          MI   48219          1            10/25/00         00
    0433091824                           05           11/25/00          0
    0006672572                           O            10/25/30
    0


    5429193          W63/U56             F           27,000.00         ZZ
                                         180         26,873.45          1
                                      11.050            258.15         90
                                      10.550            258.15
    WEST UNION       IL   62477          2            10/25/00         23
    0433091501                           05           12/01/00          0
    0006672688                           O            11/01/15
    0


    5429194          W63/U56             F           21,078.00         ZZ
                                         180         20,509.86          1
                                      10.300            230.39         68
                                       9.800            230.39
    FOREST CITY      NC   28043          2            10/25/00         00
    0433095205                           27           12/01/00          0
    0006672738                           O            11/01/15
    0


    5429195          W63/U56             F           75,050.00         ZZ
                                         180         73,128.94          1
                                      10.940            850.19         95
                                      10.440            850.19
    YAZOO CITY       MS   39194          5            10/25/00         23
    0433091535                           05           12/01/00          0
1


    0006672833                           O            11/01/15
    0


    5429196          W63/U56             F          103,000.00         ZZ
                                         180        102,547.87          1
                                      10.750            961.49        100
                                      10.250            961.49
    COLUMBUS         OH   43232          2            10/26/00         23
    0433091568                           05           12/01/00          0
    0006672852                           O            11/01/15
    0


    5429197          W63/U56             F           31,500.00         ZZ
                                         240         31,032.01          1
                                      10.300            310.27         83
                                       9.800            310.27
    KANSAS CITY      MO   64124          2            10/26/00         23
    0433094588                           05           12/01/00          0
    0006672937                           O            11/01/20
    0


    5429198          W63/U56             F           55,200.00         ZZ
                                         180         54,975.69          1
                                      11.050            527.77         80
                                      10.550            527.77
    SALEM            OH   44460          1            10/26/00         00
    0433090941                           05           12/01/00          0
    0006672957                           O            11/01/15
    0


    5429199          W63/U56             F           45,200.00         ZZ
                                         240         44,475.79          1
                                       9.750            428.73         80
                                       9.250            428.73
    HOUSTON          TX   77021          2            10/26/00         00
    0433091865                           05           12/01/00          0
    0006673052                           O            11/01/20
    0


    5429200          W63/U56             F          193,000.00         ZZ
                                         180        192,163.94          1
                                      10.750          1,801.62        100
                                      10.250          1,801.62
    GILBERT          AZ   85234          2            10/27/00         23
    0433091584                           05           12/01/00          0
    0006673096                           O            11/01/15
    0


1


    5429201          W63/U56             F          216,900.00         ZZ
                                         180        216,116.97          1
                                      11.600          2,164.51         90
                                      11.100          2,164.51
    SUSSEX           WI   53089          2            10/27/00         23
    0433091618                           05           12/01/00          0
    0006673098                           O            11/01/15
    0


    5429202          W63/U56             F          150,000.00         ZZ
                                         180        149,326.48          1
                                      10.700          1,394.59        100
                                      10.200          1,394.59
    NEW FRANKEN      WI   54229          5            10/31/00         23
    0433091642                           05           12/06/00          0
    0006673099                           O            11/06/15
    0


    5429203          W63/U56             F           70,000.00         ZZ
                                         180         69,588.28          1
                                       9.700            598.84         74
                                       9.200            598.84
    JOLIET           IL   60436          5            10/27/00         00
    0433095270                           05           12/01/00          0
    0006673185                           O            11/01/15
    0


    5429204          W63/U56             F           32,400.00         ZZ
                                         180         31,545.81          1
                                      10.550            359.15         81
                                      10.050            359.15
    STEWARTSVILLE    OH   43933          2            10/26/00         23
    0433091675                           05           12/01/00          0
    0006673189                           O            11/01/15
    0


    5429205          W63/U56             F          221,000.00         ZZ
                                         240        217,297.01          1
                                       9.900          2,118.08        100
                                       9.400          2,118.08
    OKLAHOMA CITY    OK   73013          5            10/27/00         23
    0433094620                           05           11/27/00          0
    0006673214                           O            10/27/20
    0


    5429206          W63/U56             F           64,000.00         ZZ
                                         360         63,660.41          2
                                      10.600            590.22         80
                                      10.100            590.22
1


    DAYTON           OH   45403          1            10/27/00         00
    0433091899                           05           11/27/00          0
    0006673222                           N            10/27/30
    0


    5429207          W63/U56             F           63,750.00         ZZ
                                         180         63,423.11          2
                                       9.950            557.10         85
                                       9.450            557.10
    CINCINNATI       OH   45205          2            10/30/00         23
    0433091709                           05           12/01/00          0
    0006673347                           N            11/01/15
    0


    5429208          W63/U56             F           28,800.00         ZZ
                                         180         28,668.66          1
                                      10.900            272.10         90
                                      10.400            272.10
    N. CHARLEROI     PA   15022          1            10/30/00         23
    0433095304                           05           12/01/00          0
    0006673370                           O            11/01/15
    0


    5429209          W63/U56             F           73,000.00         ZZ
                                         360         72,637.24          1
                                      10.100            646.03         55
                                       9.600            646.03
    CHARLESTON       SC   29412          2            10/30/00         00
    0433091923                           05           12/03/00          0
    0006673547                           O            11/03/30
    0


    5429210          W63/U56             F          130,000.00         ZZ
                                         180        129,559.38          1
                                      11.900          1,327.20        100
                                      11.400          1,327.20
    WAYNESVILLE      NC   28786          2            10/31/00         23
    0433091733                           05           12/06/00          0
    0006673816                           O            11/06/15
    0


    5429211          W63/U56             F           73,800.00         ZZ
                                         180         73,524.85          1
                                      11.450            728.02         90
                                      10.950            728.02
    TOWNSHIP OF FRE  MI   48166          1            10/31/00         23
    0433091766                           05           12/01/00          0
    0006673863                           O            11/01/15
    0
1




    5429212          W63/U56             F          132,000.00         ZZ
                                         180        131,364.47          4
                                      10.250          1,182.85         80
                                       9.750          1,182.85
    WASHINGTON       DC   20001          2            11/01/00         00
    0433095338                           05           12/06/00          0
    0006673919                           N            11/06/15
    0


    5429213          W63/U56             F          115,200.00         ZZ
                                         180        114,716.67          1
                                      10.900          1,088.38         89
                                      10.400          1,088.38
    WASHINGTON       DC   20019          1            11/01/00         23
    0433091816                           05           12/01/00          0
    0006674158                           O            11/01/15
    0


    5429214          W63/U56             F           80,000.00         ZZ
                                         180         79,693.32          1
                                      11.900            816.74        100
                                      11.400            816.74
    SOLSBERRY        IN   47459          5            11/02/00         23
    0433091840                           05           12/07/00          0
    0006674275                           O            11/07/15
    0


    5429215          W63/U56             F           29,200.00         ZZ
                                         240         28,761.17          1
                                      10.040            282.56         37
                                       9.540            282.56
    DAGSBORO         DE   19939          2            11/02/00         00
    0433091964                           27           12/07/00          0
    0006674361                           O            11/07/20
    0


    5429216          W63/U56             F           50,320.00         ZZ
                                         180         49,360.74          1
                                      10.350            454.66         80
                                       9.850            454.66
    AIKEN            SC   29803          1            11/02/00         00
    0433095387                           05           12/02/00          0
    0006674383                           N            11/02/15
    0


    5429218          W63/U56             F           68,000.00         ZZ
                                         180         67,504.61          1
1


                                      10.750            634.77         80
                                      10.250            634.77
    ATOKA            TN   38004          5            11/03/00         00
    0433095411                           27           12/08/00          0
    0006674476                           O            11/08/15
    0


    5429219          W63/U56             F          123,500.00         ZZ
                                         360        123,127.82          1
                                      11.970          1,267.49         95
                                      11.470          1,267.49
    HAZEL CREST      IL   60429          1            11/07/00         23
    0433094729                           09           01/01/01          0
    0006674544                           O            12/01/30
    0


    5429220          W63/U56             F           30,400.00         ZZ
                                         180         29,650.34          1
                                      11.300            351.27         80
                                      10.800            351.27
    OMAHA            NE   68111          5            11/06/00         00
    0433095429                           05           12/06/00          0
    0006674789                           N            11/06/15
    0


    5429221          W63/U56             F           39,000.00         ZZ
                                         180         38,860.77          1
                                      11.650            390.68         64
                                      11.150            390.68
    JEFFERSONVILLE   KY   40337          5            11/02/00         00
    0433090958                           05           12/07/00          0
    0006674951                           O            11/07/15
    0


    5429222          W63/U56             F           51,800.00         ZZ
                                         360         51,234.79          1
                                      10.780            484.71         72
                                      10.280            484.71
    AKRON            OH   44320          5            11/08/00         00
    0433092004                           05           12/14/00          0
    0006674969                           O            11/14/30
    0


    5429223          W63/U56             F           41,250.00         ZZ
                                         180         41,069.43          1
                                      10.700            383.51         75
                                      10.200            383.51
    INDIANAPOLIS     IN   46218          1            11/08/00         00
    0433095445                           05           12/08/00          0
1


    0006674998                           N            11/08/15
    0


    5429224          W63/U56             F           90,000.00         ZZ
                                         180         89,626.42          1
                                      10.950            853.69        100
                                      10.450            853.69
    COLUMBIA         MO   65202          2            11/08/00         23
    0433091915                           05           12/14/00          0
    0006675070                           O            11/14/15
    0


    5429225          W63/U56             F           56,000.00         ZZ
                                         360         55,814.68          1
                                      12.000            576.02        100
                                      11.500            576.02
    TORONTO          OH   43964          2            11/08/00         23
    0433094752                           05           12/14/00          0
    0006675090                           O            11/14/30
    0


    5429226          W63/U56             F          104,500.00         ZZ
                                         360        104,088.63          1
                                      11.750          1,054.83        100
                                      11.250          1,054.83
    MADISON          MS   39110          5            11/08/00         23
    0433094778                           05           12/14/00          0
    0006675095                           O            11/14/30
    0


    5429227          W63/U56             F          135,983.00         ZZ
                                         180        135,117.13          1
                                       8.900          1,084.38         80
                                       8.400          1,084.38
    NORTH TAZEWELL   VA   24630          5            11/08/00         00
    0433095494                           05           12/14/00          0
    0006675120                           O            11/14/15
    0


    5429228          W63/U56             F           66,000.00         ZZ
                                         360         65,661.57          1
                                      10.400            598.80        100
                                       9.900            598.80
    PENSACOLA        FL   32507          2            11/09/00         23
    0433091949                           05           12/15/00          0
    0006675152                           O            11/15/30
    0


1


    5429229          W63/U56             F           40,800.00         ZZ
                                         180         39,680.80          1
                                      10.300            445.96         80
                                       9.800            445.96
    DALLAS           TX   75241          2            11/09/00         00
    0433095536                           05           12/15/00          0
    0006675238                           O            11/15/15
    0


    5429230          W63/U56             F           56,000.00         ZZ
                                         180         55,714.42          1
                                      10.800            524.86         80
                                      10.300            524.86
    CINCINNATI       OH   45216          2            11/10/00         00
    0433090966                           05           12/16/00          0
    0006675459                           O            11/16/15
    0


    5429231          W63/U56             F          104,000.00         ZZ
                                         180        103,529.94          1
                                      10.550            955.22         75
                                      10.050            955.22
    LAKE WORTH       FL   33460          2            11/13/00         00
    0433095551                           05           12/17/00          0
    0006675582                           O            11/17/15
    0


    5429232          W63/U56             F           56,000.00         ZZ
                                         360         55,671.43          1
                                       9.300            462.73         80
                                       8.800            462.73
    MOORESVILLE      IN   46158          2            11/14/00         00
    0433092046                           05           12/20/00          0
    0006675745                           O            11/20/30
    0


    5429233          W63/U56             F           20,325.00         ZZ
                                         180         19,875.34          1
                                      12.500            250.51         75
                                      12.000            250.51
    EAST SAINT LOUI  IL   62205          2            11/15/00         00
    0433095569                           05           12/20/00          0
    0006675802                           O            11/20/15
    0


    5429235          W63/U56             F           22,000.00         ZZ
                                         180         21,506.11          1
                                      12.340            268.87         50
                                      11.840            268.87
1


    GRANITE CITY     IL   62040          2            11/17/00         00
    0433095635                           05           12/22/00          0
    0006675995                           O            11/22/15
    0


    5429236          W63/U56             F           22,000.00         ZZ
                                         180         21,922.09          1
                                      11.690            221.06         63
                                      11.190            221.06
    AKRON            OH   44310          2            11/16/00         00
    0433090982                           05           12/21/00          0
    0006676020                           O            11/21/15
    0


    5429237          W63/U56             F           84,600.00         ZZ
                                         180         84,276.12          1
                                      12.750            919.34         90
                                      12.250            919.34
    DETROIT          MI   48224          5            11/17/00         23
    0433095239                           05           12/22/00          0
    0006676291                           O            11/22/15
    0


    5429238          W63/U56             F          109,000.00         ZZ
                                         180        108,561.76          1
                                      11.100          1,046.28        100
                                      10.600          1,046.28
    ELLENDALE        DE   19941          2            11/17/00         23
    0433092038                           05           12/22/00          0
    0006676317                           O            11/22/15
    0


    5429239          W63/U56             F          103,700.00         ZZ
                                         180        100,990.03          1
                                      10.650          1,155.96         85
                                      10.150          1,155.96
    WAUKEGAN         IL   60085          5            11/20/00         23
    0433092053                           05           12/27/00          0
    0006676423                           O            11/27/15
    0


    5429240          W63/U56             F           21,000.00         ZZ
                                         120         19,789.20          1
                                       9.490            271.62         64
                                       8.990            271.62
    CHATTAHOOCHEE    FL   32324          2            11/20/00         00
    0433095668                           05           12/27/00          0
    0006676429                           O            11/27/10
    0
1




    5429241          W63/U56             F           29,250.00         ZZ
                                         180         29,163.27          1
                                      12.500            312.17         84
                                      12.000            312.17
    GRANITE CITY     IL   62040          1            11/20/00         23
    0433095247                           05           12/20/00          0
    0006676444                           O            11/20/15
    0


    5429242          W63/U56             F          129,000.00         ZZ
                                         360        128,452.94          2
                                      10.850          1,213.90         62
                                      10.350          1,213.90
    HOUSTON          TX   77019          2            11/20/00         00
    0433092079                           05           12/20/00          0
    0006676461                           N            11/20/30
    0


    5429243          W63/U56             F           79,000.00         ZZ
                                         180         78,708.59          1
                                      11.500            782.33        100
                                      11.000            782.33
    NEW KENSINGTON   PA   15068          5            11/20/00         23
    0433092087                           05           12/27/00          0
    0006676478                           O            11/27/15
    0


    5429244          W63/U56             F           57,000.00         ZZ
                                         180         56,803.53          1
                                      11.350            557.95        100
                                      10.850            557.95
    DAYTON           OH   45427          2            11/18/00         23
    0433092103                           05           01/01/01          0
    0006676503                           O            12/01/15
    0


    5429245          W63/U56             F          188,000.00         ZZ
                                         180        187,185.67          1
                                      10.750          1,754.94         98
                                      10.250          1,754.94
    SHELBYVILLE      IN   46176          2            11/20/00         23
    0433092152                           05           12/27/00          0
    0006676534                           O            11/27/15
    0


    5429246          W63/U56             F           29,250.00         ZZ
                                         240         28,894.39          1
1


                                      11.700            315.97         75
                                      11.200            315.97
    DAYTON           OH   45404          5            11/20/00         00
    0433095692                           05           12/27/00          0
    0006676540                           O            11/27/20
    0


    5429247          W63/U56             F           74,000.00         ZZ
                                         180         73,711.97          1
                                      11.250            718.73         34
                                      10.750            718.73
    BOWIE            MD   20715          1            11/21/00         00
    0433090990                           05           12/21/00          0
    0006676592                           O            11/21/15
    0


    5429248          W63/U56             F           51,750.00         ZZ
                                         180         51,479.04          1
                                       9.850            448.42         75
                                       9.350            448.42
    KINGSPORT        TN   37660          2            11/21/00         00
    0433095718                           27           12/27/00          0
    0006676631                           O            11/27/15
    0


    5429249          W63/U56             F           12,000.00         ZZ
                                         180         11,716.88          1
                                      12.100            144.79         31
                                      11.600            144.79
    EAST SAINT LOUI  IL   62207          2            11/22/00         00
    0433095734                           05           01/01/01          0
    0006676715                           O            12/01/15
    0


    5429250          W63/U56             F           65,000.00         ZZ
                                         180         64,752.35          1
                                      11.350            636.26         82
                                      10.850            636.26
    ARKANSAW         WI   54721          2            11/22/00         23
    0433092210                           05           12/28/00          0
    0006676844                           O            11/28/15
    0


    5429251          W63/U56             F           56,100.00         ZZ
                                         180         55,805.76          1
                                      10.200            500.63         85
                                       9.700            500.63
    LOUISVILLE       KY   40215          2            11/24/00         23
    0433092251                           05           12/24/00          0
1


    0006676899                           N            11/24/15
    0


    5429252          W63/U56             F          100,000.00         ZZ
                                         180         99,661.77          1
                                      11.900          1,020.92        100
                                      11.400          1,020.92
    NORFOLK          NE   68701          5            11/22/00         23
    0433092277                           05           12/28/00          0
    0006676958                           O            11/28/15
    0


    5429253          W63/U56             F           56,000.00         ZZ
                                         180         55,775.62          2
                                      11.300            546.03         64
                                      10.800            546.03
    MILWAUKEE        WI   53215          2            11/24/00         00
    0433091006                           05           01/01/01          0
    0006677044                           N            12/01/15
    0


    5429254          W63/U56             F           15,000.00         ZZ
                                         180         14,678.63          1
                                      11.750            177.62         39
                                      11.250            177.62
    ANDERSON         SC   29624          5            11/27/00         00
    0433095783                           05           01/01/01          0
    0006677186                           O            12/01/15
    0


    5429255          W63/U56             F           52,250.00         ZZ
                                         360         51,994.67          1
                                      11.420            514.24         95
                                      10.920            514.24
    SAVANNAH         GA   31405          1            11/27/00         23
    0433094810                           05           01/01/01          0
    0006677190                           O            12/01/30
    0


    5429256          W63/U56             F           68,800.00         ZZ
                                         180         68,520.44          1
                                      11.050            657.80         80
                                      10.550            657.80
    TAMPA            FL   33604          1            11/27/00         00
    0433095809                           05           12/27/00          0
    0006677206                           N            11/27/15
    0


1


    5429257          W63/U56             F           47,187.37         ZZ
                                         240         46,566.10          1
                                      10.300            464.79         80
                                       9.800            464.79
    COLUMBIA         SC   29203          5            11/29/00         00
    0433092111                           05           01/04/01          0
    0006677294                           O            12/04/20
    0


    5429258          W63/U56             F           89,100.00         ZZ
                                         240         88,079.46          1
                                      12.050            984.17         90
                                      11.550            984.17
    NEW ORLEANS      LA   70129          2            11/28/00         23
    0433092335                           05           01/04/01          0
    0006677309                           O            12/04/20
    0


    5429259          W63/U56             F           65,200.00         ZZ
                                         180         64,903.38          1
                                      10.050            574.59         99
                                       9.550            574.59
    SOUTH BEND       IN   46614          5            11/27/00         23
    0433092376                           05           01/01/01          0
    0006677310                           O            12/01/15
    0


    5429260          W63/U56             F          395,000.00         ZZ
                                         180        393,123.80          1
                                       9.840          3,419.80         66
                                       9.340          3,419.80
    LOUISVILLE       KY   40204          5            11/28/00         00
    0433091014                           05           01/04/01          0
    0006677317                           O            12/04/15
    0


    5429261          W63/U56             F           63,200.00         ZZ
                                         360         63,044.69          1
                                      13.350            716.45         80
                                      12.850            716.45
    JACKSON          MS   39212          1            11/28/00         00
    0433092160                           05           12/28/00          0
    0006677322                           O            11/28/30
    0


    5429262          W63/U56             F           17,910.00         ZZ
                                         180         17,810.67          1
                                      11.400            176.00         90
                                      10.900            176.00
1


    DAYTON           OH   45417          1            11/28/00         23
    0433095288                           05           01/01/01          0
    0006677358                           O            12/01/15
    0


    5429263          W63/U56             F           58,500.00         ZZ
                                         360         58,304.61          1
                                      12.300            615.28         90
                                      11.800            615.28
    WICHITA FALLS    TX   76310          1            11/27/00         23
    0433094885                           05           12/27/00          0
    0006677373                           O            11/27/30
    0


    5429264          W63/U56             F           30,400.00         ZZ
                                         180         30,144.53          1
                                      11.450            299.89         80
                                      10.950            299.89
    DETROIT          MI   48235          5            11/30/00         00
    0433091022                           05           01/01/01          0
    0006677439                           N            12/01/15
    0


    5429265          W63/U56             F           51,000.00         ZZ
                                         180         50,793.63          2
                                      10.600            470.33         62
                                      10.100            470.33
    KENMORE          NY   14217          5            11/30/00         00
    0433095833                           05           01/01/01          0
    0006677457                           N            12/01/15
    0


    5429266          W63/U56             F           37,500.00         ZZ
                                         360         37,404.74          1
                                      12.750            407.51         75
                                      12.250            407.51
    WOODRUFF         SC   29388          5            11/28/00         00
    0433092194                           05           01/04/01          0
    0006677468                           O            12/04/30
    0


    5429267          W63/U56             F           29,680.00         ZZ
                                         240         29,353.54          1
                                      11.700            320.62         80
                                      11.200            320.62
    SHELBURN         IN   47879          1            11/29/00         00
    0433092244                           05           01/01/01          0
    0006677495                           O            12/01/20
    0
1




    5429268          W63/U56             F           30,000.00         ZZ
                                         180         29,909.82          1
                                      12.750            326.01         75
                                      12.250            326.01
    SAINT LOUIS      MO   63120          1            11/29/00         00
    0433091055                           05           01/01/01          0
    0006677505                           O            12/01/15
    0


    5429269          W63/U56             F           36,400.00         ZZ
                                         180         36,297.34          1
                                      12.340            383.97         65
                                      11.840            383.97
    WARREN           OH   44483          2            11/29/00         00
    0433091071                           05           01/04/01          0
    0006677507                           O            12/04/15
    0


    5429270          W63/U56             F           56,000.00         ZZ
                                         180         55,813.15          1
                                      11.500            554.56        100
                                      11.000            554.56
    STONY POINT      NC   28678          2            11/29/00         23
    0433092418                           05           01/04/01          0
    0006677541                           O            12/04/15
    0


    5429271          W63/U56             F           99,200.00         ZZ
                                         180         98,883.03          2
                                      11.700            997.53         80
                                      11.200            997.53
    DETROIT          MI   48215          2            11/29/00         00
    0433091097                           05           01/01/01          0
    0006677555                           N            12/01/15
    0


    5429272          W63/U56             F           36,800.00         ZZ
                                         180         36,063.78          1
                                      12.500            453.57         80
                                      12.000            453.57
    ROCKY POINT      NC   28457          1            11/29/00         00
    0433095874                           27           01/01/01          0
    0006677556                           O            12/01/15
    0


    5429273          W63/U56             F           59,217.00         ZZ
                                         240         58,565.70          1
1


                                      11.700            639.69         82
                                      11.200            639.69
    HOUSTON          TX   77061          2            12/01/00         23
    0433094950                           05           01/06/01          0
    0006677651                           O            12/06/20
    0


    5429274          W63/U56             F           33,250.00         ZZ
                                         180         33,147.15          1
                                      11.850            338.18         87
                                      11.350            338.18
    LEXINGTON        MS   39095          1            11/30/00         23
    0433095353                           05           01/01/01          0
    0006677657                           O            12/01/15
    0


    5429275          W63/U56             F           46,400.00         ZZ
                                         360         46,218.04          1
                                      10.750            433.14         80
                                      10.250            433.14
    DURHAM           NC   27701          5            11/30/00         00
    0433092285                           05           01/01/01          0
    0006677682                           N            12/01/30
    0


    5429276          W63/U56             F           38,700.00         ZZ
                                         240         38,264.81          1
                                      11.900            423.43         90
                                      11.400            423.43
    HAMPTON          TN   37658          5            11/30/00         23
    0433092442                           05           01/05/01          0
    0006677683                           O            12/05/20
    0


    5429277          W63/U56             F           23,000.00         ZZ
                                         180         22,450.90          1
                                      12.090            238.18         39
                                      11.590            238.18
    INDIANAPOLIS     IN   46222          5            11/21/00         00
    0433091105                           05           12/27/00          0
    0006677695                           O            11/27/15
    0


    5429278          W63/U56             F           14,500.00         ZZ
                                         180         14,165.87          1
                                      12.090            174.86         54
                                      11.590            174.86
    DUQUESNE         PA   15110          2            11/22/00         00
    0433095890                           05           12/28/00          0
1


    0006677718                           O            11/28/15
    0


    5429279          W63/U56             F           28,800.00         ZZ
                                         180         28,713.34          1
                                      12.050            297.35         88
                                      11.550            297.35
    KENTON           OH   43326          5            11/29/00         23
    0433095395                           05           01/04/01          0
    0006677728                           O            12/04/15
    0


    5429280          W63/U56             F           39,975.00         ZZ
                                         180         39,835.37          1
                                      11.600            398.92         65
                                      11.100            398.92
    SAINT LOUIS      MO   63137          5            11/27/00         00
    0433091113                           05           01/01/01          0
    0006677759                           O            12/01/15
    0


    5429281          W63/U56             F           62,400.00         ZZ
                                         180         62,200.61          1
                                      11.700            627.48         80
                                      11.200            627.48
    DETROIT          MI   48224          5            11/29/00         00
    0433091139                           05           01/04/01          0
    0006677772                           N            12/04/15
    0


    5429282          W63/U56             F           45,500.00         ZZ
                                         180         45,325.37          1
                                      10.850            428.16         65
                                      10.350            428.16
    POPE             MS   38658          2            11/22/00         00
    0433091147                           05           01/01/01          0
    0006677773                           O            12/01/15
    0


    5429283          W63/U56             F          106,200.00         ZZ
                                         180        105,885.51          1
                                      12.050          1,096.48         90
                                      11.550          1,096.48
    RACINE           WI   53406          5            11/30/00         23
    0433095452                           05           01/05/01          0
    0006677796                           O            12/05/15
    0


1


    5429284          W63/U56             F           42,000.00         ZZ
                                         180         41,838.84          2
                                      10.850            395.22         70
                                      10.350            395.22
    INDIANAPOLIS     IN   46201          5            12/01/00         00
    0433091162                           05           01/06/01          0
    0006677828                           N            12/06/15
    0


    5429285          W63/U56             F           39,000.00         ZZ
                                         360         38,863.88          1
                                      11.300            380.27         65
                                      10.800            380.27
    CHARLOTTE        NC   28215          5            11/30/00         00
    0433092319                           05           01/05/01          0
    0006677877                           O            12/05/30
    0


    5429286          W63/U56             F           54,000.00         ZZ
                                         180         53,632.28          1
                                      10.850            508.14         80
                                      10.350            508.14
    KINGSPORT        TN   37660          1            11/30/00         00
    0433095908                           05           01/01/01          0
    0006677890                           O            12/01/15
    0


    5429287          W63/U56             F           45,850.00         ZZ
                                         360         45,704.77          1
                                      11.740            462.46         70
                                      11.240            462.46
    POMPANO BEACH    FL   33064          1            11/30/00         00
    0433092343                           05           01/01/01          0
    0006677911                           O            12/01/30
    0


    5429288          W63/U56             F           48,000.00         ZZ
                                         180         47,863.94          1
                                      12.300            504.85         89
                                      11.800            504.85
    EVANSVILLE       IN   47710          1            11/30/00         23
    0433095510                           05           01/01/01          0
    0006678020                           O            12/01/15
    0


    5429289          W63/U56             F           25,000.00         ZZ
                                         240         24,689.16          1
                                      10.750            253.81         62
                                      10.250            253.81
1


    KANSAS CITY      MO   64130          5            12/01/00         00
    0433092392                           05           01/06/01          0
    0006678083                           O            12/06/20
    0


    5429290          W63/U56             F           52,000.00         ZZ
                                         180         51,760.05          1
                                      10.400            471.78        100
                                       9.900            471.78
    EVANSVILLE       IN   47713          5            12/04/00         23
    0433092491                           05           01/04/01          0
    0006678179                           O            12/04/15
    0


    5429291          W63/U56             F           15,000.00         ZZ
                                         180         14,627.02          1
                                      11.840            178.48         17
                                      11.340            178.48
    SALISBURY        NC   28144          5            12/04/00         00
    0433095940                           05           01/08/01          0
    0006678280                           O            12/08/15
    0


    5429292          W63/U56             F           58,500.00         ZZ
                                         180         58,291.71          1
                                      11.200            565.97         90
                                      10.700            565.97
    LEHIGH ACRES     FL   33936          1            12/05/00         23
    0433095544                           05           01/05/01          0
    0006678342                           O            12/05/15
    0


    5429293          W63/U56             F          110,000.00         ZZ
                                         180        109,656.03          1
                                      11.800          1,114.57         62
                                      11.300          1,114.57
    SPRINGFIELD      OR   97478          5            11/24/00         00
    0433091196                           27           01/01/01          0
    0006678410                           O            12/01/15
    0


    5429294          W63/U56             F           27,300.00         ZZ
                                         240         27,032.86          1
                                      12.590            311.90         67
                                      12.090            311.90
    PARKERSBURG      WV   26103          5            12/05/00         00
    0433095957                           05           01/11/01          0
    0006678475                           O            12/11/20
    0
1




    5429295          W63/U56             F           44,800.00         ZZ
                                         240         44,296.88          1
                                      11.540            479.00         80
                                      11.040            479.00
    RAVENSWOOD       WV   26164          5            12/05/00         00
    0433092426                           05           01/05/01          0
    0006678494                           N            12/05/20
    0


    5429296          W63/U56             F           78,750.00         ZZ
                                         360         78,451.01          1
                                      10.900            744.01         89
                                      10.400            744.01
    HYATTSVILLE      MD   20785          1            12/06/00         23
    0433095080                           05           01/06/01          0
    0006678540                           O            12/06/30
    0


    5429298          W63/U56             F           82,800.00         ZZ
                                         180         81,872.03          1
                                      11.600            826.28         90
                                      11.100            826.28
    LIVERPOOL        NY   13090          2            12/11/00         23
    0433095577                           05           01/15/01          0
    0006678723                           O            12/15/15
    0


    5429299          W63/U56             F           32,400.00         ZZ
                                         180         32,286.99          1
                                      11.850            329.53         90
                                      11.350            329.53
    GALESBURG        IL   61401          5            12/07/00         23
    0433095593                           05           01/12/01          0
    0006678732                           O            12/12/15
    0


    5429300          W63/U56             F           15,000.00         ZZ
                                         240         14,848.10          1
                                      13.100            176.81         75
                                      12.600            176.81
    BURKBURNETT      TX   76354          5            12/08/00         00
    0433096021                           05           01/13/01          0
    0006678750                           O            12/13/20
    0


    5429301          W63/U56             F           22,000.00         ZZ
                                         180         21,935.25          1
1


                                      12.090            227.82         49
                                      11.590            227.82
    SALLEY           SC   29137          5            12/07/00         00
    0433091238                           05           01/12/01          0
    0006678752                           O            12/12/15
    0


    5429302          W63/U56             F           35,000.00         ZZ
                                         180         34,229.57          2
                                      11.450            407.75         70
                                      10.950            407.75
    MILWAUKEE        WI   53206          2            12/07/00         00
    0433096054                           05           01/07/01          0
    0006678792                           N            12/07/15
    0


    5429303          W63/U56             F           74,800.00         ZZ
                                         360         74,536.57          4
                                      11.250            726.50         85
                                      10.750            726.50
    ESSEX            MD   21221          1            12/08/00         23
    0433095114                           05           01/08/01          0
    0006678799                           N            12/08/30
    0


    5429304          W63/U56             F           59,400.00         ZZ
                                         180         59,158.44          1
                                      11.170            573.32         90
                                      10.670            573.32
    SPRINGFIELD      OH   45504          2            12/07/00         23
    0433092582                           05           01/12/01          0
    0006678817                           O            12/12/15
    0


    5429305          W63/U56             F           74,800.00         ZZ
                                         360         74,536.57          4
                                      11.250            726.50         85
                                      10.750            726.50
    ESSEX            MD   21221          1            12/08/00         23
    0433095130                           05           01/08/01          0
    0006678831                           N            12/08/30
    0


    5429306          W63/U56             F          119,700.00         ZZ
                                         180        119,313.30          1
                                      11.650          1,199.10         90
                                      11.150          1,199.10
    BRIDGMAN         MI   49106          2            12/08/00         23
    0433095643                           05           01/13/01          0
1


    0006678843                           O            12/13/15
    0


    5429307          W63/U56             F           72,000.00         ZZ
                                         180         71,772.33          1
                                      11.750            726.78         90
                                      11.250            726.78
    COLUMBUS         OH   43232          1            12/07/00         23
    0433095650                           05           01/07/01          0
    0006678878                           O            12/07/15
    0


    5429308          W63/U56             F           63,600.00         ZZ
                                         240         62,926.04          1
                                      12.190            708.73         60
                                      11.690            708.73
    BARKER           NY   14012          2            12/07/00         00
    0433096088                           05           01/07/01          0
    0006678888                           O            12/07/20
    0


    5429309          W63/U56             F           22,800.00         ZZ
                                         240         22,512.93          1
                                      10.650            229.93         60
                                      10.150            229.93
    FREELANDVILLE    IN   47535          5            12/08/00         00
    0433096096                           05           01/13/01          0
    0006678930                           O            12/13/20
    0


    5429310          W63/U56             F           20,000.00         ZZ
                                         240         19,562.21          1
                                      12.850            232.18         68
                                      12.350            232.18
    TOPEKA           KS   66607          5            12/11/00         00
    0433096104                           05           01/15/01          0
    0006679148                           O            12/15/20
    0


    5429311          W63/U56             F           63,200.00         ZZ
                                         180         62,934.13          1
                                      11.000            601.87         80
                                      10.500            601.87
    MILWAUKEE        WI   53216          5            12/11/00         00
    0433096120                           05           01/15/01          0
    0006679180                           O            12/15/15
    0


1


    5429312          W63/U56             F          265,000.00         ZZ
                                         180        263,998.15          1
                                      10.920          2,507.65         95
                                      10.420          2,507.65
    BATON ROUGE      LA   70808          5            12/11/00         23
    0433092632                           05           01/15/01          0
    0006679207                           O            12/15/15
    0


    5429313          W63/U56             F          118,800.00         ZZ
                                         180        118,385.27          1
                                      11.900          1,212.85         90
                                      11.400          1,212.85
    INDIANAPOLIS     IN   46214          5            12/12/00         23
    0433095676                           05           01/18/01          0
    0006679240                           O            12/18/15
    0


    5429314          W63/U56             F           37,500.00         ZZ
                                         240         37,113.64          1
                                      12.200            418.15         80
                                      11.700            418.15
    JACKSON          MS   39213          5            12/11/00         00
    0433096161                           05           01/15/01          0
    0006679251                           O            12/15/20
    0


    5429315          W63/U56             F           25,000.00         ZZ
                                         180         24,926.58          1
                                      12.090            258.89         65
                                      11.590            258.89
    BUFFALO          NY   14211          5            12/12/00         00
    0433091287                           05           01/18/01          0
    0006679389                           O            12/18/15
    0


    5429316          W63/U56             F           73,350.00         ZZ
                                         360         73,080.33          1
                                      11.050            701.30         90
                                      10.550            701.30
    STATE LINE       MS   39362          2            12/12/00         23
    0433092467                           05           01/12/01          0
    0006679392                           O            12/12/30
    0


    5429317          W63/U56             F           67,550.00         ZZ
                                         360         67,267.80          1
                                      10.450            615.38         71
                                       9.950            615.38
1


    NORFOLK          VA   23503          5            12/12/00         00
    0433092483                           05           01/18/01          0
    0006679456                           O            12/18/30
    0


    5429318          W63/U56             F           35,000.00         ZZ
                                         180         34,840.96          1
                                      10.050            308.44         54
                                       9.550            308.44
    WINTER PARK      FL   32789          5            12/12/00         00
    0433091311                           05           01/18/01          0
    0006679485                           O            12/18/15
    0


    5429319          W63/U56             F           18,000.00         ZZ
                                         180         17,958.19          1
                                      13.200            201.93         37
                                      12.700            201.93
    RIEGELWOOD       NC   28456          5            12/12/00         00
    0433091337                           05           01/18/01          0
    0006679558                           O            12/18/15
    0


    5429321          W63/U56             F           85,000.00         ZZ
                                         180         84,644.90          1
                                      10.450            774.35         74
                                       9.950            774.35
    GOSHEN           IN   46526          2            12/13/00         00
    0433091345                           05           01/18/01          0
    0006679659                           O            12/18/15
    0


    5429322          W63/U56             F           63,750.00         ZZ
                                         180         63,534.29          1
                                      11.450            628.88         85
                                      10.950            628.88
    LEHIGH ACRES     FL   33971          1            12/14/00         23
    0433091378                           05           01/14/01          0
    0006679683                           O            12/14/15
    0


    5429323          W63/U56             F           29,000.00         ZZ
                                         180         28,411.23          1
                                      12.340            354.42         61
                                      11.840            354.42
    ELLIS            KS   67637          5            12/15/00         00
    0433096211                           05           01/20/01          0
    0006679744                           O            12/20/15
    0
1




    5429324          W63/U56             F           21,000.00         ZZ
                                         180         20,831.23          1
                                      11.490            207.80         70
                                      10.990            207.80
    SOMERSET         TX   78069          5            12/13/00         00
    0433091394                           05           01/13/01          0
    0006679749                           O            12/13/15
    0


    5429325          W63/U56             F          374,670.00         ZZ
                                         180        373,336.04          1
                                      11.200          3,624.81         90
                                      10.700          3,624.81
    HOLLISTER        CA   95023          1            12/14/00         23
    0433095759                           05           01/14/01          0
    0006679774                           O            12/14/15
    0


    5429326          W63/U56             F           52,200.00         ZZ
                                         180         52,036.51          2
                                      11.800            528.91         90
                                      11.300            528.91
    INDIANAPOLIS     IN   46208          5            12/22/00         23
    0433095767                           05           01/28/01          0
    0006679783                           O            12/28/15
    0


    5429327          W63/U56             F           46,400.00         ZZ
                                         360         46,262.63          1
                                      12.050            479.06         73
                                      11.550            479.06
    GLENCOE          AL   35905          5            12/14/00         00
    0433092525                           05           01/19/01          0
    0006679859                           O            12/19/30
    0


    5429328          W63/U56             F           27,600.00         ZZ
                                         180         27,477.21          1
                                      10.150            245.27         80
                                       9.650            245.27
    FORT LAUDERDALE  FL   33319          1            12/14/00         00
    0433091451                           01           01/14/01          0
    0006679894                           O            12/14/15
    0


    5429329          W63/U56             F           20,000.00         ZZ
                                         240         19,791.28          1
1


                                      12.100            221.61         56
                                      11.600            221.61
    MARIE            AR   72395          5            12/15/00         00
    0433096229                           05           01/20/01          0
    0006679898                           O            12/20/20
    0


    5429331          W63/U56             F           62,400.00         ZZ
                                         180         62,036.50          1
                                       8.850            495.36         80
                                       8.350            495.36
    METROPOLIS       IL   62960          2            12/13/00         00
    0433096245                           05           01/13/01          0
    0006679956                           N            12/13/15
    0


    5429332          W63/U56             F           49,400.00         ZZ
                                         180         49,218.32          1
                                      11.050            472.32         65
                                      10.550            472.32
    WINTER HAVEN     FL   33880          5            12/14/00         00
    0433091485                           05           01/19/01          0
    0006679998                           O            12/19/15
    0


    5429333          W63/U56             F           90,000.00         ZZ
                                         180         89,696.38          1
                                      11.450            887.83         90
                                      10.950            887.83
    PARKER           KS   66072          5            12/14/00         23
    0433092707                           05           01/18/01          0
    0006680001                           O            12/18/15
    0


    5429334          W63/U56             F           70,125.00         ZZ
                                         180         69,895.33          1
                                      11.600            699.80         85
                                      11.100            699.80
    AKRON            OH   44310          2            12/14/00         23
    0433095825                           05           01/19/01          0
    0006680033                           O            12/19/15
    0


    5429335          W63/U56             F           57,400.00         ZZ
                                         360         57,228.41          1
                                      11.500            568.43         70
                                      11.000            568.43
    CHARLOTTE        NC   28208          1            12/14/00         00
    0433092541                           05           02/01/01          0
1


    0006680035                           O            01/01/31
    0


    5429336          W63/U56             F           60,550.00         ZZ
                                         360         60,410.96          1
                                      13.200            679.28         70
                                      12.700            679.28
    OPELIKA          AL   36801          5            12/18/00         00
    0433092566                           05           01/22/01          0
    0006680071                           O            12/22/30
    0


    5429337          W63/U56             F           40,000.00         ZZ
                                         180         39,803.41          1
                                       9.850            346.60         28
                                       9.350            346.60
    ORANGE PARK      FL   32073          5            12/18/00         00
    0433091527                           09           02/01/01          0
    0006680092                           O            01/01/16
    0


    5429338          W63/U56             F           50,000.00         ZZ
                                         360         49,836.74          1
                                      11.600            498.96        100
                                      11.100            498.96
    DETROIT          MI   48205          2            12/15/00         23
    0433095213                           05           01/20/01          0
    0006680155                           O            12/20/30
    0


    5429339          W63/U56             F           30,000.00         ZZ
                                         180         29,911.85          2
                                      12.100            310.89         65
                                      11.600            310.89
    SPRINGFIELD      OH   45505          5            12/15/00         00
    0433091550                           05           01/20/01          0
    0006680166                           O            12/20/15
    0


    5429340          W63/U56             F          160,000.00         ZZ
                                         180        159,317.20          1
                                      10.350          1,445.67         59
                                       9.850          1,445.67
    PALATINE         IL   60067          5            12/15/00         00
    0433096286                           05           01/20/01          0
    0006680188                           O            12/20/15
    0


1


    5429341          W63/U56             F           49,700.00         ZZ
                                         180         49,518.24          1
                                      11.100            477.06         70
                                      10.600            477.06
    FORT WAYNE       IN   46807          1            12/15/00         00
    0433096294                           05           01/15/01          0
    0006680218                           O            12/15/15
    0


    5429342          W63/U56             F           85,000.00         ZZ
                                         180         84,694.74          1
                                      11.600            848.24         71
                                      11.100            848.24
    MONROE           OR   97456          2            12/15/00         23
    0433095866                           05           01/20/01          0
    0006680224                           O            12/20/15
    0


    5429343          W63/U56             F           30,100.00         ZZ
                                         180         29,324.91          1
                                      10.600            334.59         70
                                      10.100            334.59
    MILWAUKEE        WI   53210          5            12/18/00         00
    0433096310                           05           01/22/01          0
    0006680347                           O            12/22/15
    0


    5429344          W63/U56             F           42,000.00         ZZ
                                         360         41,794.14          1
                                       9.690            359.00         70
                                       9.190            359.00
    LOUISVILLE       KY   40211          5            12/18/00         00
    0433092590                           05           01/22/01          0
    0006680380                           O            12/22/30
    0


    5429345          W63/U56             F           18,750.00         ZZ
                                         180         18,396.75          1
                                      11.950            224.43         75
                                      11.450            224.43
    LAUREL           MS   39440          2            12/15/00         00
    0433096328                           05           02/01/01          0
    0006680435                           O            01/01/16
    0


    5429346          W63/U56             F           57,600.00         ZZ
                                         180         57,327.68          1
                                      11.450            568.21         90
                                      10.950            568.21
1


    BARTOW           FL   33830          5            12/18/00         23
    0433092756                           05           01/22/01          0
    0006680442                           O            12/22/15
    0


    5429347          W63/U56             F          136,000.00         ZZ
                                         180        135,385.97          1
                                      10.840          1,278.74         84
                                      10.340          1,278.74
    SOUTH POINT      OH   45680          2            12/18/00         23
    0433091592                           05           01/22/01          0
    0006680447                           O            12/22/15
    0


    5429348          W63/U56             F           72,000.00         ZZ
                                         180         71,678.16          1
                                      10.130            638.78         93
                                       9.630            638.78
    MOSCOW           PA   18444          5            12/19/00         23
    0433092772                           05           01/26/01          0
    0006680449                           O            12/26/15
    0


    5429349          W63/U56             F           38,025.00         ZZ
                                         180         37,885.88          1
                                      10.950            360.69         65
                                      10.450            360.69
    GREENWOOD        MS   38930          5            12/18/00         00
    0433091626                           05           02/01/01          0
    0006680461                           O            01/01/16
    0


    5429350          W63/U56             F           34,900.00         ZZ
                                         180         34,784.82          1
                                      11.550            346.94         47
                                      11.050            346.94
    HUDSON           NC   28638          5            12/18/00         00
    0433091659                           05           01/22/01          0
    0006680462                           O            12/22/15
    0


    5429351          W63/U56             F          126,000.00         ZZ
                                         180        125,522.17          1
                                      12.850          1,379.05         80
                                      12.350          1,379.05
    BON AQUA         TN   37025          1            11/16/00         00
    0433091683                           05           12/16/00          0
    0006680481                           O            11/16/15
    0
1




    5429352          W63/U56             F           18,150.00         ZZ
                                         180         18,086.75          1
                                      11.340            177.53         55
                                      10.840            177.53
    FOSTORIA         OH   44830          5            12/19/00         00
    0433091717                           05           01/26/01          0
    0006680524                           O            12/26/15
    0


    5429353          W63/U56             F           40,000.00         ZZ
                                         360         39,803.15          1
                                       9.690            341.90         58
                                       9.190            341.90
    KERNERSVILLE     NC   27284          5            12/20/00         00
    0433092624                           05           01/26/01          0
    0006680527                           O            12/26/30
    0


    5429354          W63/U56             F           88,200.00         ZZ
                                         360         87,869.84          1
                                      10.450            803.50         90
                                       9.950            803.50
    FORT LAUDERDALE  FL   33312          1            12/19/00         23
    0433095254                           05           02/01/01          0
    0006680554                           O            01/01/31
    0


    5429355          W63/U56             F           59,500.00         ZZ
                                         360         59,271.65          1
                                      10.850            559.90         70
                                      10.350            559.90
    GRAND CHENIER    LA   70643          5            12/19/00         00
    0433092657                           05           01/26/01          0
    0006680580                           O            12/26/30
    0


    5429356          W63/U56             F           54,400.00         ZZ
                                         180         53,024.71          1
                                      10.550            603.02         85
                                      10.050            603.02
    CONNEAUT         OH   44030          2            12/19/00         23
    0433096377                           05           01/26/01          0
    0006680609                           O            12/26/15
    0


    5429357          W63/U56             F          242,250.00         ZZ
                                         180        241,405.94          1
1


                                      11.300          2,362.08         85
                                      10.800          2,362.08
    BROOKLYN         NY   11205          5            12/20/00         23
    0433095973                           05           01/26/01          0
    0006680646                           O            12/26/15
    0


    5429358          W63/U56             F           58,500.00         ZZ
                                         180         56,941.88          1
                                       9.300            603.83         69
                                       8.800            603.83
    CLEVELAND        OH   44105          2            12/19/00         00
    0433096385                           05           01/26/01          0
    0006680648                           O            12/26/15
    0


    5429359          W63/U56             F           20,000.00         ZZ
                                         180         19,625.92          1
                                      12.340            244.43         30
                                      11.840            244.43
    BOYNTON BEACH    FL   33437          5            12/19/00         00
    0433096419                           01           02/01/01          0
    0006680652                           O            01/01/16
    0


    5429360          W63/U56             F           37,800.00         ZZ
                                         300         37,527.52          1
                                      10.490            356.63         60
                                       9.990            356.63
    WELLSBORO        PA   16901          5            12/20/00         00
    0433092673                           05           01/26/01          0
    0006680719                           O            12/26/25
    0


    5429361          W63/U56             F           18,700.00         ZZ
                                         180         18,649.80          1
                                      12.500            199.58         75
                                      12.000            199.58
    MANLY            IA   50456          5            12/20/00         00
    0433091741                           05           01/26/01          0
    0006680758                           O            12/26/15
    0


    5429362          W63/U56             F           26,400.00         ZZ
                                         240         26,080.07          1
                                      10.950            271.60         48
                                      10.450            271.60
    CLOVER           VA   24534          5            12/20/00         00
    0433096450                           05           01/26/01          0
1


    0006680779                           O            12/26/20
    0


    5429363          W63/U56             F           24,799.00         ZZ
                                         240         24,475.31          1
                                      10.650            250.09         80
                                      10.150            250.09
    DETROIT          MI   48205          5            12/22/00         00
    0433092681                           05           01/22/01          0
    0006680820                           N            12/22/20
    0


    5429364          W63/U56             F           40,800.00         ZZ
                                         180         40,690.22          1
                                      12.050            421.24         80
                                      11.550            421.24
    KANSAS CITY      MO   64126          2            12/27/00         00
    0433091782                           05           02/02/01          0
    0006680837                           O            01/02/16
    0


    5429365          W63/U56             F           28,800.00         ZZ
                                         180         28,716.72          1
                                      12.450            306.25         90
                                      11.950            306.25
    ORANGEBURG       SC   29115          5            12/20/00         23
    0433096047                           05           01/26/01          0
    0006680904                           O            12/26/15
    0


    5429366          W63/U56             F           24,700.00         ZZ
                                         240         24,449.03          1
                                      12.340            277.85         65
                                      11.840            277.85
    HOUSTON          TX   77028          5            12/20/00         00
    0433096476                           05           01/26/01          0
    0006681013                           O            12/26/20
    0


    5429367          W63/U56             F           15,000.00         ZZ
                                         120         14,317.67          1
                                      10.000            198.23         54
                                       9.500            198.23
    LACONA           IA   50139          5            12/28/00         00
    0433096500                           05           02/03/01          0
    0006681023                           O            01/03/11
    0


1


    5429368          W63/U56             F          130,500.00         ZZ
                                         360        130,157.53          1
                                      12.600          1,402.91         90
                                      12.100          1,402.91
    VIRGINIA BEACH   VA   23455          5            12/21/00         23
    0433095296                           05           01/27/01          0
    0006681085                           O            12/27/30
    0


    5429369          W63/U56             F          250,000.00         ZZ
                                         240        247,174.37          1
                                      11.490          2,664.35         59
                                      10.990          2,664.35
    HARLINGEN        TX   78552          5            12/21/00         00
    0433092715                           05           01/27/01          0
    0006681122                           O            12/27/20
    0


    5429370          W63/U56             F           51,750.00         ZZ
                                         360         51,614.26          1
                                      12.600            556.32         75
                                      12.100            556.32
    MONTGOMERY       AL   36116          5            12/21/00         00
    0433092731                           05           01/27/01          0
    0006681131                           O            12/27/30
    0


    5429371          W63/U56             F           28,000.00         ZZ
                                         180         27,930.44          1
                                      12.850            306.46         80
                                      12.350            306.46
    SAGINAW          MI   48601          5            12/22/00         00
    0433091832                           05           01/28/01          0
    0006681269                           O            12/28/15
    0


    5429372          W63/U56             F           65,000.00         ZZ
                                         180         64,745.22          1
                                      10.750            606.76        100
                                      10.250            606.76
    ROCHESTER        NY   14606          5            12/22/00         23
    0433092871                           05           01/28/01          0
    0006681276                           O            12/28/15
    0


    5429373          W63/U56             F           97,600.00         ZZ
                                         180         97,199.03          3
                                      10.530            894.98         80
                                      10.030            894.98
1


    PITTSBURGH       PA   15206          5            12/22/00         00
    0433096567                           05           01/22/01          0
    0006681331                           N            12/22/15
    0


    5429374          W63/U56             F           86,000.00         ZZ
                                         180         85,660.56          1
                                      10.800            806.03         79
                                      10.300            806.03
    FORT MYERS       FL   33917          5            12/22/00         00
    0433091857                           05           01/28/01          0
    0006681341                           O            12/28/15
    0


    5429375          W63/U56             F          160,000.00         ZZ
                                         180        159,602.77          1
                                      12.850          1,751.18         80
                                      12.350          1,751.18
    BOCA RATON       FL   33432          1            12/22/00         00
    0433091873                           05           01/22/01          0
    0006681349                           O            12/22/15
    0


    5429376          W63/U56             F           68,400.00         ZZ
                                         180         68,214.61          1
                                      11.950            700.94         86
                                      11.450            700.94
    COLCORD          OK   74338          5            12/22/00         23
    0433096112                           05           02/01/01          0
    0006681506                           O            01/01/16
    0


    5429377          W63/U56             F          130,000.00         ZZ
                                         180        127,023.93          1
                                       9.780          1,379.54         65
                                       9.280          1,379.54
    CONWAY           SC   29526          5            12/22/00         00
    0433096591                           05           02/01/01          0
    0006681523                           O            01/01/16
    0


    5429378          W63/U56             F          114,400.00         ZZ
                                         360        114,006.50          2
                                      11.550          1,137.26         80
                                      11.050          1,137.26
    GRAHAM           NC   27253          5            12/22/00         23
    0433095320                           05           01/22/01          0
    0006681537                           N            12/22/30
    0
1




    5429379          W63/U56             F           25,000.00         ZZ
                                         120         23,739.57          1
                                      10.100            331.76         72
                                       9.600            331.76
    SAINT LOUIS      MO   63118          5            12/22/00         00
    0433096625                           05           01/28/01          0
    0006681538                           O            12/28/10
    0


    5429380          W63/U56             F          107,100.00         ZZ
                                         240        106,010.13          1
                                      11.450          1,138.46         90
                                      10.950          1,138.46
    GRETNA           NE   68028          1            12/22/00         23
    0433095346                           05           02/01/01          0
    0006681554                           O            01/01/21
    0


    5429381          W63/U56             F           84,000.00         ZZ
                                         180         83,641.36          1
                                      10.350            758.98         80
                                       9.850            758.98
    INMAN            SC   29349          5            12/22/00         23
    0433096138                           27           01/28/01          0
    0006681612                           O            12/28/15
    0


    5429382          W63/U56             F           82,530.00         ZZ
                                         360         82,194.25          1
                                      11.100            792.19         90
                                      10.600            792.19
    CLEVELAND        TX   77327          1            12/22/00         23
    0433095361                           05           01/28/01          0
    0006681623                           O            12/28/30
    0


    5429383          W63/U56             F           40,000.00         ZZ
                                         180         39,854.30          1
                                      10.200            356.95         41
                                       9.700            356.95
    CUVAHOGA FALLS   OH   44221          5            12/26/00         00
    0433091931                           05           03/01/01          0
    0006681694                           O            02/01/16
    0


    5429384          W63/U56             F           30,000.00         ZZ
                                         180         29,361.45          1
1


                                      10.600            333.48         64
                                      10.100            333.48
    BOAZ             AL   35957          5            12/27/00         00
    0433096633                           05           02/02/01          0
    0006681709                           O            01/02/16
    0


    5429386          W63/U56             F           56,000.00         ZZ
                                         180         55,787.43          2
                                      10.900            529.07         80
                                      10.400            529.07
    AVONDALE         LA   70094          2            12/27/00         00
    0433091972                           05           01/27/01          0
    0006681818                           N            12/27/15
    0


    5429387          W63/U56             F           18,400.00         ZZ
                                         180         18,013.37          1
                                      10.800            206.83         80
                                      10.300            206.83
    LANSING          MI   48906          1            12/29/00         00
    0433096708                           05           02/01/01          0
    0006681842                           N            01/01/16
    0


    5429388          W63/U56             F           47,500.00         ZZ
                                         180         47,368.44          1
                                      11.850            483.11         70
                                      11.350            483.11
    LOUISVILLE       KY   40211          5            12/28/00         00
    0433091998                           05           02/03/01          0
    0006681849                           O            01/03/16
    0


    5429389          W63/U56             F           88,000.00         ZZ
                                         360         87,610.84          1
                                      10.350            795.12         80
                                       9.850            795.12
    SAN MARCOS       TX   78666          5            12/27/00         00
    0433092798                           05           02/02/01          0
    0006681876                           O            01/02/31
    0


    5429390          W63/U56             F           70,000.00         ZZ
                                         180         69,808.16          1
                                      11.900            714.65        100
                                      11.400            714.65
    GREER            SC   29651          5            12/27/00         23
    0433092913                           05           02/02/01          0
1


    0006681893                           O            01/02/16
    0


    5429391          W63/U56             F           60,800.00         ZZ
                                         180         60,634.24          1
                                      12.450            646.53         80
                                      11.950            646.53
    DELLWOOD         MO   63136          1            12/28/00         00
    0433092020                           05           01/28/01          0
    0006681895                           O            12/28/15
    0


    5429394          W63/U56             F           41,600.00         ZZ
                                         240         41,209.40          1
                                      12.850            482.94         80
                                      12.350            482.94
    EAST SAINT LOUI  IL   62203          5            12/29/00         00
    0433096765                           05           02/04/01          0
    0006682077                           O            01/04/21
    0


    5429395          W63/U56             F           49,000.00         ZZ
                                         180         47,909.51          1
                                      10.100            529.56         60
                                       9.600            529.56
    SEVIERVILLE      TN   37862          5            12/29/00         00
    0433096773                           05           02/04/01          0
    0006682130                           O            01/04/16
    0


    5429396          W63/U56             F           18,000.00         ZZ
                                         180         17,672.76          1
                                      12.340            219.98         55
                                      11.840            219.98
    EAST SAINT LOUI  IL   62205          2            01/02/01         00
    0433096807                           05           02/08/01          0
    0006682239                           O            01/08/16
    0


    5429397          W63/U56             F           25,000.00         ZZ
                                         240         24,577.39          1
                                       9.090            226.38         35
                                       8.590            226.38
    CLARKFIELD       MN   56223          2            01/03/01         00
    0433092814                           05           02/08/01          0
    0006682280                           O            01/08/21
    0


1


    5429398          W63/U56             F           80,000.00         ZZ
                                         360         79,773.52          1
                                      11.750            807.53         80
                                      11.250            807.53
    WICHITA FALLS    TX   76310          2            01/02/01         00
    0433092830                           05           02/08/01          0
    0006682314                           O            01/08/31
    0


    5429399          W63/U56             F           74,200.00         ZZ
                                         240         73,248.53          1
                                       9.640            698.44         73
                                       9.140            698.44
    WAYNESVILLE      OH   45068          2            01/03/01         00
    0433092863                           05           02/08/01          0
    0006682338                           O            01/08/21
    0


    5429400          W63/U56             F           94,500.00         ZZ
                                         240         93,153.27          1
                                       8.790            837.52         70
                                       8.290            837.52
    NORTH MANKATO    MN   56003          5            01/04/01         00
    0433092889                           05           02/09/01          0
    0006682371                           O            01/09/21
    0


    5429401          W63/U56             F           43,700.00         ZZ
                                         360         43,582.15          1
                                      11.970            448.49         95
                                      11.470            448.49
    MEMPHIS          TN   38127          5            01/03/01         23
    0433095486                           05           02/08/01          0
    0006682402                           O            01/08/31
    0


    5429403          W63/U56             F           60,000.00         ZZ
                                         180         59,854.30          1
                                      12.450            638.03         80
                                      11.950            638.03
    LENOIR CITY      TN   37771          5            01/04/01         00
    0433092095                           27           02/09/01          0
    0006682434                           O            01/09/16
    0


    5429404          W63/U56             F          112,000.00         ZZ
                                         180        111,699.99          1
                                      12.450          1,190.98         90
                                      11.950          1,190.98
1


    TALLAHASSEE      FL   32303          5            01/03/01         23
    0433096278                           05           02/08/01          0
    0006682438                           O            01/08/16
    0


    5429405          W63/U56             F           63,750.00         ZZ
                                         360         63,608.28          1
                                      12.850            697.74         85
                                      12.350            697.74
    BUFFALO          NY   14215          2            01/03/01         23
    0433095502                           05           02/08/01          0
    0006682450                           O            01/08/31
    0


    5429406          W63/U56             F           52,000.00         ZZ
                                         360         51,832.38          1
                                      11.150            501.11         80
                                      10.650            501.11
    WILLIAMSBURG     VA   23185          2            01/03/01         00
    0433092905                           05           02/03/01          0
    0006682464                           N            01/03/31
    0


    5429407          W63/U56             F           77,000.00         ZZ
                                         360         76,776.73          1
                                      11.640            770.76         42
                                      11.140            770.76
    DECATUR          GA   30030          5            01/03/01         00
    0433092921                           05           02/08/01          0
    0006682470                           O            01/08/31
    0


    5429408          W63/U56             F           48,000.00         ZZ
                                         180         47,786.50          1
                                       9.630            408.17         74
                                       9.130            408.17
    TOLEDO           OH   43609          5            01/04/01         00
    0433092145                           05           02/09/01          0
    0006682508                           O            01/09/16
    0


    5429409          W63/U56             F           51,000.00         ZZ
                                         360         50,824.50          1
                                      11.100            489.54         60
                                      10.600            489.54
    TIOGA            PA   16946          2            01/05/01         00
    0433092954                           05           02/10/01          0
    0006682523                           O            01/10/31
    0
1




    5429410          W63/U56             F           23,075.00         ZZ
                                         180         22,939.72          1
                                      10.840            216.96         65
                                      10.340            216.96
    EVANSVILLE       IN   47713          2            01/05/01         00
    0433092178                           05           02/10/01          0
    0006682546                           O            01/10/16
    0


    5429411          W63/U56             F           41,600.00         ZZ
                                         180         41,482.28          1
                                      11.750            419.91         80
                                      11.250            419.91
    SOUTH BOSTON     VA   24592          2            01/08/01         00
    0433092202                           05           02/12/01          0
    0006682550                           O            01/12/16
    0


    5429412          W63/U56             F          108,000.00         ZZ
                                         180        107,737.75          1
                                      12.450          1,148.45         90
                                      11.950          1,148.45
    FORT WAYNE       IN   46808          2            01/04/01         23
    0433096344                           05           02/09/01          0
    0006682608                           O            01/09/16
    0


    5429413          W63/U56             F          128,000.00         ZZ
                                         360        127,671.63          2
                                      12.200          1,336.36         79
                                      11.700          1,336.36
    DEARBORN         MI   48126          2            01/08/01         00
    0433092988                           05           02/12/01          0
    0006682611                           O            01/12/31
    0


    5429414          W63/U56             F           57,600.00         ZZ
                                         360         57,420.28          1
                                      11.300            561.63         90
                                      10.800            561.63
    FORT MYERS       FL   33905          2            01/05/01         23
    0433095627                           05           02/10/01          0
    0006682680                           O            01/10/31
    0


    5429415          W63/U56             F           44,000.00         ZZ
                                         180         43,893.13          1
1


                                      12.450            467.89         80
                                      11.950            467.89
    SAN ANTONIO      TX   78249          1            01/04/01         00
    0433092269                           05           02/04/01          0
    0006682681                           N            01/04/16
    0


    5429416          W63/U56             F          100,000.00         ZZ
                                         360         99,701.12          1
                                      11.500            990.29         50
                                      11.000            990.29
    MEMPHIS          TN   38104          2            01/08/01         00
    0433093002                           05           02/12/01          0
    0006682700                           O            01/12/31
    0


    5429417          W63/U56             F           61,600.00         ZZ
                                         360         61,366.92          1
                                      10.400            558.88         80
                                       9.900            558.88
    OVERLAND         MO   63114          2            01/05/01         00
    0433093044                           05           02/10/01          0
    0006682734                           O            01/10/31
    0


    5429418          W63/U56             F           24,500.00         ZZ
                                         240         24,223.67          1
                                      11.000            252.89         70
                                      10.500            252.89
    MARION           AL   36756          5            01/08/01         00
    0433093077                           03           02/12/01          0
    0006682755                           O            01/12/21
    0


    5429419          W63/U56             F           16,500.00         ZZ
                                         180         16,458.96          1
                                      12.340            174.05         44
                                      11.840            174.05
    BUFFALO          NY   14208          2            01/05/01         00
    0433092301                           05           02/10/01          0
    0006682777                           O            01/10/16
    0


    5429420          W63/U56             F           35,000.00         ZZ
                                         180         34,887.14          1
                                      11.150            337.29         39
                                      10.650            337.29
    GREENSBORO       NC   27407          2            01/05/01         00
    0433092327                           05           02/10/01          0
1


    0006682800                           O            01/10/16
    0


    5429421          W63/U56             F          148,500.00         ZZ
                                         360        148,055.62          1
                                      12.250          1,556.13         90
                                      11.750          1,556.13
    OWINGS MILLS     MD   21117          2            01/05/01         23
    0433095684                           09           02/10/01          0
    0006682818                           O            01/10/31
    0


    5429422          W63/U56             F           37,200.00         ZZ
                                         180         37,130.84          1
                                      13.100            414.42         80
                                      12.600            414.42
    PROPHETSTOWN     IL   61277          2            01/08/01         00
    0433092368                           05           03/01/01          0
    0006682920                           O            02/01/16
    0


    5429423          W63/U56             F           15,000.00         ZZ
                                         240         14,553.96          1
                                      10.240            147.15         40
                                       9.740            147.15
    MILWAUKEE        WI   53210          2            01/08/01         00
    0433093093                           05           02/12/01          0
    0006682926                           O            01/12/21
    0


    5429424          W63/U56             F           24,650.00         ZZ
                                         180         24,576.96          2
                                      11.540            244.86         40
                                      11.040            244.86
    KNOXVILLE        TN   37920          5            01/08/01         00
    0433092400                           05           02/12/01          0
    0006682997                           O            01/12/16
    0


    5429425          W63/U56             F           28,800.00         ZZ
                                         240         28,508.85          1
                                      11.500            307.13         80
                                      11.000            307.13
    HOUSTON          TX   77093          2            01/10/01         00
    0433096849                           05           02/16/01          0
    0006683049                           O            01/16/21
    0


1


    5429426          W63/U56             F           18,750.00         ZZ
                                         180         18,263.43          1
                                      11.950            224.43         75
                                      11.450            224.43
    LAUREL           MS   39440          5            01/08/01         00
    0433096872                           05           02/12/01          0
    0006683074                           O            01/12/16
    0


    5429427          W63/U56             F           55,200.00         ZZ
                                         360         55,042.02          1
                                      11.700            555.08         80
                                      11.200            555.08
    LYNCHBURG        VA   24504          2            01/10/01         00
    0433093101                           05           02/10/01          0
    0006683170                           N            01/10/31
    0


    5429428          W63/U56             F           62,400.00         ZZ
                                         180         62,147.78          1
                                      10.900            589.54         80
                                      10.400            589.54
    DAYTON           OH   45405          2            01/09/01         00
    0433092434                           05           02/09/01          0
    0006683175                           N            01/09/16
    0


    5429429          W63/U56             F           39,200.00         ZZ
                                         240         38,690.53          1
                                       9.850            374.40         70
                                       9.350            374.40
    WILLIAMSPORT     PA   17701          2            01/08/01         00
    0433093135                           05           02/12/01          0
    0006683186                           O            01/12/21
    0


    5429430          W63/U56             F           50,000.00         ZZ
                                         180         49,863.00          1
                                      11.900            510.46         88
                                      11.400            510.46
    LA MONTE         MO   65337          2            01/09/01         23
    0433093036                           05           02/16/01          0
    0006683222                           O            01/16/16
    0


    5429431          W63/U56             F           50,540.00         ZZ
                                         360         50,067.25          1
                                      10.550            464.20         70
                                      10.050            464.20
1


    OSCEOLA          IN   46561          5            01/03/01         00
    0433093176                           05           02/08/01          0
    0006683272                           O            01/08/31
    0


    5429432          W63/U56             F           51,750.00         ZZ
                                         360         51,577.34          1
                                      11.850            526.34         90
                                      11.350            526.34
    PENSACOLA        FL   32501          2            01/10/01         23
    0433095726                           05           02/16/01          0
    0006683348                           O            01/16/31
    0


    5429433          W63/U56             F           55,920.00         ZZ
                                         180         55,754.33          1
                                      11.550            555.91         80
                                      11.050            555.91
    TAMPA            FL   33607          1            01/10/01         00
    0433096922                           05           02/10/01          0
    0006683368                           O            01/10/16
    0


    5429434          W63/U56             F           72,250.00         ZZ
                                         360         72,036.41          1
                                      11.550            718.24         85
                                      11.050            718.24
    BEAUFORT         SC   29902          2            01/10/01         23
    0433095742                           05           02/16/01          0
    0006683405                           O            01/16/31
    0


    5429435          W63/U56             F           22,400.00         ZZ
                                         180         21,979.45          1
                                      12.300            273.18         80
                                      11.800            273.18
    LAUREL           MS   39440          2            01/10/01         00
    0433096955                           05           02/16/01          0
    0006683417                           O            01/16/16
    0


    5429436          W63/U56             F           39,000.00         ZZ
                                         180         38,143.56          1
                                      10.250            425.08         63
                                       9.750            425.08
    GREENSBORO       NC   27406          5            01/10/01         00
    0433096963                           05           02/16/01          0
    0006683418                           O            01/16/16
    0
1




    5429437          W63/U56             F           20,700.00         ZZ
                                         180         19,978.31          1
                                      12.540            221.57         45
                                      12.040            221.57
    ELLABELLE        GA   31308          5            01/11/01         00
    0433092459                           27           02/17/01          0
    0006683485                           O            01/17/16
    0


    5429438          W63/U56             F           64,800.00         ZZ
                                         180         64,579.63          1
                                      10.900            612.21         90
                                      10.400            612.21
    BESSEMER         AL   35020          5            01/11/01         23
    0433096542                           05           02/17/01          0
    0006683502                           O            01/17/16
    0


    5429439          W63/U56             F           93,750.00         ZZ
                                         180         93,372.81          1
                                      10.230            838.70         75
                                       9.730            838.70
    INDIANAPOLIS     IN   46228          1            01/11/01         00
    0433092475                           05           02/11/01          0
    0006683505                           O            01/11/16
    0


    5429440          W63/U56             F           24,000.00         ZZ
                                         180         23,495.93          1
                                      10.750            269.03         65
                                      10.250            269.03
    KANSAS CITY      MO   64110          2            01/12/01         00
    0433097003                           05           02/18/01          0
    0006683523                           O            01/18/16
    0


    5429441          W63/U56             F           66,700.00         ZZ
                                         180         66,448.41          1
                                       9.880            579.43         75
                                       9.380            579.43
    WAUTOMA          WI   54982          1            01/11/01         00
    0433092517                           05           03/01/01          0
    0006683544                           O            02/01/16
    0


    5429442          W63/U56             F           24,700.00         ZZ
                                         180         24,624.45          1
1


                                      11.540            245.36         55
                                      11.040            245.36
    LOUISVILLE       KY   40211          2            01/17/01         00
    0433092533                           05           02/22/01          0
    0006683550                           O            01/22/16
    0


    5429443          W63/U56             F           45,000.00         ZZ
                                         120         42,983.09          1
                                      10.250            600.93         62
                                       9.750            600.93
    PEMBROKE         NC   28372          2            01/11/01         00
    0433097029                           05           02/17/01          0
    0006683558                           O            01/17/11
    0


    5429444          W63/U56             F           53,600.00         ZZ
                                         360         53,454.79          1
                                      11.950            549.27         68
                                      11.450            549.27
    OKLAHOMA CITY    OK   73107          2            01/12/01         00
    0433093200                           05           02/12/01          0
    0006683694                           N            01/12/31
    0


    5429445          W63/U56             F           31,500.00         ZZ
                                         240         31,227.07          1
                                      11.750            341.37         79
                                      11.250            341.37
    GREENWOOD        MS   38930          2            01/12/01         00
    0433097052                           05           03/01/01          0
    0006683752                           O            02/01/21
    0


    5429446          W63/U56             F           69,000.00         ZZ
                                         180         68,824.88          1
                                      12.250            723.05         75
                                      11.750            723.05
    BALTIMORE        MD   21201          2            01/12/01         00
    0433092574                           09           02/18/01          0
    0006683758                           O            01/18/16
    0


    5429447          W63/U56             F           39,000.00         ZZ
                                         240         38,519.02          1
                                       9.950            375.07         75
                                       9.450            375.07
    FAIRMONT         WV   26554          5            01/12/01         00
    0433093242                           05           02/18/01          0
1


    0006683761                           O            01/18/21
    0


    5429448          W63/U56             F           32,400.00         ZZ
                                         240         32,095.72          1
                                      12.300            363.55         90
                                      11.800            363.55
    SAINT LOUIS      MO   63107          5            01/12/01         23
    0433095775                           05           02/18/01          0
    0006683772                           O            01/18/21
    0


    5429449          W63/U56             F           37,800.00         ZZ
                                         180         37,699.80          1
                                      12.050            390.27         90
                                      11.550            390.27
    MORGAN CITY      MS   38946          1            01/16/01         23
    0433096666                           05           02/16/01          0
    0006683927                           O            01/16/16
    0


    5429450          W63/U56             F           40,000.00         ZZ
                                         180         39,858.34          1
                                      11.850            406.83         67
                                      11.350            406.83
    FRIENDSHIP (T/O  NY   14739          5            01/16/01         00
    0433092608                           05           02/22/01          0
    0006683957                           O            01/22/16
    0


    5429451          W63/U56             F           67,500.00         ZZ
                                         180         67,325.38          1
                                      11.600            673.60         90
                                      11.100            673.60
    SAINT LOUIS      MO   63139          2            01/15/01         23
    0433096716                           05           03/01/01          0
    0006683980                           O            02/01/16
    0


    5429452          W63/U56             F          101,600.00         ZZ
                                         360        101,266.89          3
                                      10.500            929.38         80
                                      10.000            929.38
    MILWAUKEE        WI   53218          5            01/19/01         00
    0433093267                           05           03/01/01          0
    0006683987                           N            02/01/31
    0


1


    5429453          W63/U56             F           72,500.00         ZZ
                                         360         72,283.18          1
                                      11.500            717.96        100
                                      11.000            717.96
    ENID             OK   73701          2            01/17/01         23
    0433095817                           05           02/22/01          0
    0006684012                           O            01/22/31
    0


    5429454          W63/U56             F           54,000.00         ZZ
                                         240         53,549.07          1
                                      12.950            630.73         90
                                      12.450            630.73
    BUFFALO          NY   14215          5            01/17/01         23
    0433093119                           05           02/22/01          0
    0006684073                           O            01/22/21
    0


    5429455          W63/U56             F           87,300.00         ZZ
                                         180         87,006.24          1
                                      10.950            828.08         90
                                      10.450            828.08
    KISSIMMEE        FL   34759          2            01/17/01         23
    0433096724                           05           02/22/01          0
    0006684087                           O            01/22/16
    0


    5429456          W63/U56             F           72,000.00         ZZ
                                         180         71,775.31          1
                                      11.300            702.04         90
                                      10.800            702.04
    CLEVELAND        OH   44128          5            01/18/01         23
    0433096757                           05           02/23/01          0
    0006684213                           O            01/23/16
    0


    5429457          W63/U56             F           91,000.00         ZZ
                                         360         90,644.60          1
                                      10.250            815.45         70
                                       9.750            815.45
    LEXINGTON TOWNS  OH   44601          5            01/18/01         00
    0433093325                           05           02/23/01          0
    0006684309                           O            01/23/31
    0


    5429458          W63/U56             F           22,500.00         ZZ
                                         240         22,295.69          1
                                      12.350            253.26         75
                                      11.850            253.26
1


    MIDDLEPORT       OH   45760          5            01/19/01         00
    0433097086                           05           02/24/01          0
    0006684350                           O            01/24/21
    0


    5429460          W63/U56             F           84,420.00         ZZ
                                         360         84,230.04          1
                                      12.250            884.63         90
                                      11.750            884.63
    DAYTON           OH   45403          5            01/24/01         23
    0433095841                           05           03/01/01          0
    0006684560                           O            02/01/31
    0


    5429461          W63/U56             F           87,000.00         ZZ
                                         120         83,132.19          1
                                      10.400          1,169.07         87
                                       9.900          1,169.07
    CHICAGO          IL   60620          2            01/22/01         23
    0433093184                           05           02/26/01          0
    0006684596                           O            01/26/11
    0


    5429462          W63/U56             F           30,000.00         ZZ
                                         180         29,353.39          1
                                       9.080            305.71         59
                                       8.580            305.71
    DAYTON           OH   45408          5            01/26/01         00
    0433097151                           05           03/01/01          0
    0006684701                           O            02/01/16
    0


    5429463          W63/U56             F           60,000.00         ZZ
                                         180         59,690.58          1
                                      11.850            610.25         80
                                      11.350            610.25
    CHARLOTTE        NC   28216          5            01/23/01         00
    0433092640                           05           02/23/01          0
    0006684847                           N            01/23/16
    0


    5429464          W63/U56             F           37,125.00         ZZ
                                         180         37,009.63          1
                                      11.350            363.40         75
                                      10.850            363.40
    EAST SAINT LOUI  IL   62204          5            01/25/01         00
    0433092665                           05           03/01/01          0
    0006684943                           O            02/01/16
    0
1




    5429465          W63/U56             F           20,250.00         ZZ
                                         240         20,050.29          1
                                      11.750            219.45         57
                                      11.250            219.45
    BUFFALO          NY   14208          5            01/24/01         00
    0433097169                           05           03/01/01          0
    0006685026                           O            02/01/21
    0


    5429467          W63/U56             F           49,000.00         ZZ
                                         180         48,850.96          1
                                      10.850            461.09         70
                                      10.350            461.09
    STURGEON LAKE    MN   55783          5            01/25/01         00
    0433097219                           05           03/01/01          0
    0006685108                           O            02/01/16
    0


    5429469          W63/U56             F           46,800.00         ZZ
                                         180         46,690.28          1
                                      12.050            483.19         90
                                      11.550            483.19
    MARION           OH   43302          2            01/26/01         23
    0433096831                           05           03/02/01          0
    0006685139                           O            02/02/16
    0


    5429470          W63/U56             F           44,000.00         ZZ
                                         360         43,903.40          1
                                      12.350            464.48         80
                                      11.850            464.48
    GREENWOOD        MS   38930          1            01/26/01         00
    0433093366                           05           03/01/01          0
    0006685459                           O            02/01/31
    0


    5429471          W63/U56             F           15,000.00         ZZ
                                         180         14,698.69          1
                                      10.850            169.08         30
                                      10.350            169.08
    WATHA            NC   28471          5            01/26/01         00
    0433097235                           05           03/01/01          0
    0006685475                           O            02/01/16
    0


    5429472          W63/U56             F           96,000.00         ZZ
                                         180         95,740.61          1
1


                                      11.400            943.36         80
                                      10.900            943.36
    MOUNT GILEAD     OH   43338          5            01/26/01         00
    0433092699                           05           03/01/01          0
    0006685486                           O            02/01/16
    0


    5429473          W63/U56             F           82,800.00         ZZ
                                         180         82,540.83          1
                                      12.750            899.78         90
                                      12.250            899.78
    RAVENNA          MI   49451          5            01/29/01         23
    0433096906                           05           03/02/01          0
    0006685514                           O            02/02/16
    0


    5429474          W63/U56             F           26,800.00         ZZ
                                         240         26,571.04          1
                                      12.300            300.72         80
                                      11.800            300.72
    JAMESTOWN        NY   14701          5            01/26/01         00
    0433097250                           05           03/01/01          0
    0006685529                           O            02/01/21
    0


    5429475          W63/U56             F          126,000.00         ZZ
                                         360        125,756.58          2
                                      12.300          1,325.22         90
                                      11.800          1,325.22
    NEWARK           NJ   07106          5            01/31/01         23
    0433095882                           05           04/01/01          0
    0006685592                           O            03/01/31
    0


    5429476          W63/U56             F           82,800.00         ZZ
                                         180         82,566.40          1
                                      11.200            801.06         90
                                      10.700            801.06
    DOTHAN           AL   36301          5            01/26/01         23
    0433092723                           05           03/01/01          0
    0006685628                           O            02/01/16
    0


    5429477          W63/U56             F           25,000.00         ZZ
                                         240         24,718.01          1
                                       9.690            236.14         66
                                       9.190            236.14
    PITTSBURGH       PA   15220          2            01/26/01         00
    0433093408                           05           03/03/01          0
1


    0006685733                           O            02/03/21
    0


    5429478          W63/U56             F           55,920.00         ZZ
                                         180         55,767.88          1
                                      11.400            549.51         80
                                      10.900            549.51
    TUSCALOOSA       AL   35404          1            01/29/01         00
    0433092749                           05           03/01/01          0
    0006685740                           O            02/01/16
    0


    5429479          W63/U56             F           60,000.00         ZZ
                                         180         59,804.98          1
                                      11.150            578.20         80
                                      10.650            578.20
    CLEVELAND        OH   44104          1            01/30/01         00
    0433092764                           05           03/01/01          0
    0006685800                           O            02/01/16
    0


    5429480          W63/U56             F           49,500.00         ZZ
                                         180         49,399.42          1
                                      12.700            535.99         90
                                      12.200            535.99
    SAINT PETERSBUR  FL   33711          1            02/06/01         23
    0433096997                           05           03/06/01          0
    0006685887                           O            02/06/16
    0


    5429481          W63/U56             F           31,500.00         ZZ
                                         180         31,430.90          1
                                      12.350            332.52         90
                                      11.850            332.52
    MERIDIAN         MS   39301          1            01/31/01         23
    0433097011                           05           03/01/01          0
    0006686067                           O            02/01/16
    0


    5429482          W63/U56             F           38,400.00         ZZ
                                         180         38,278.79          1
                                      10.800            359.90         60
                                      10.300            359.90
    DETROIT          MI   48227          5            01/31/01         00
    0433092806                           05           03/01/01          0
    0006686083                           N            02/01/16
    0


1


    5429483          W63/U56             F           57,800.00         ZZ
                                         360         57,643.49          1
                                      11.390            567.54         85
                                      10.890            567.54
    YAZOO CITY       MS   39194          1            01/31/01         23
    0433095916                           05           03/01/01          0
    0006686095                           O            02/01/31
    0


    5429484          W63/U56             F           91,350.00         ZZ
                                         360         91,135.83          1
                                      12.050            943.15         90
                                      11.550            943.15
    MEMPHIS          TN   38128          1            01/31/01         23
    0433095924                           05           03/01/01          0
    0006686103                           O            02/01/31
    0


    5429485          W63/U56             F           65,100.00         ZZ
                                         180         64,886.56          1
                                      10.500            595.50         70
                                      10.000            595.50
    CHICAGO          IL   60624          5            02/01/01         00
    0433092822                           05           03/06/01          0
    0006686150                           O            02/06/16
    0


    5429486          W63/U56             F           87,750.00         ZZ
                                         180         87,581.94          2
                                      12.340            925.64         65
                                      11.840            925.64
    KANSAS CITY      MO   64111          2            02/06/01         00
    0433092848                           05           04/01/01          0
    0006686256                           O            03/01/16
    0


    5429487          W63/U56             F           43,000.00         ZZ
                                         360         42,814.37          1
                                       9.300            355.31         71
                                       8.800            355.31
    PETERSBURG       VA   23803          5            02/02/01         00
    0433093440                           05           03/07/01          0
    0006686312                           O            02/07/31
    0


    5429488          W63/U56             F           69,700.00         ZZ
                                         360         69,556.49          1
                                      12.640            751.46         85
                                      12.140            751.46
1


    MOULTON          AL   35650          5            02/02/01         23
    0433095965                           05           03/07/01          0
    0006686341                           O            02/07/31
    0


    5429489          W63/U56             F           28,000.00         ZZ
                                         240         27,769.99          1
                                      12.150            311.24         70
                                      11.650            311.24
    DANVILLE         VA   24541          5            02/02/01         00
    0433097268                           05           03/02/01          0
    0006686342                           N            02/02/21
    0


    5429490          W63/U56             F           65,700.00         ZZ
                                         180         65,503.38          1
                                      11.450            648.12         90
                                      10.950            648.12
    GASTONIA         NC   28054          5            02/02/01         23
    0433097102                           05           03/07/01          0
    0006686399                           O            02/07/16
    0


    5429491          W63/U56             F           54,000.00         ZZ
                                         180         53,834.04          2
                                      10.900            510.18         89
                                      10.400            510.18
    DAYTON           OH   45407          5            02/06/01         23
    0433097136                           05           03/12/01          0
    0006686400                           O            02/12/16
    0


    5429492          W63/U56             F          138,600.00         ZZ
                                         180        138,252.96          1
                                      11.750          1,399.04         90
                                      11.250          1,399.04
    VANCE            AL   35490          1            02/02/01         23
    0433097144                           05           03/02/01          0
    0006686406                           O            02/02/16
    0


    5429493          W63/U56             F           63,920.00         ZZ
                                         180         63,779.69          1
                                      12.350            674.76         78
                                      11.850            674.76
    SAN ANTONIO      TX   78233          1            02/05/01         00
    0433092897                           05           03/05/01          0
    0006686578                           O            02/05/16
    0
1




    5429495          W63/U56             F           50,500.00         ZZ
                                         360         50,284.84          1
                                       9.250            415.45         75
                                       8.750            415.45
    JERMYN           PA   18433          5            02/05/01         00
    0433093481                           05           03/09/01          0
    0006686593                           O            02/09/31
    0


    5429496          W63/U56             F           58,050.00         ZZ
                                         180         57,929.45          1
                                      12.050            599.34         90
                                      11.550            599.34
    LAKELAND         FL   33805          1            02/06/01         23
    0433097185                           05           04/01/01          0
    0006686662                           O            03/01/16
    0


    5429497          W63/U56             F           70,200.00         ZZ
                                         360         70,038.99          1
                                      12.150            730.20         90
                                      11.650            730.20
    SAVANNAH         GA   31419          1            02/05/01         23
    0433096013                           05           03/05/01          0
    0006686679                           O            02/05/31
    0


    5429498          W63/U56             F           57,600.00         ZZ
                                         180         57,447.85          1
                                      12.650            621.45         90
                                      12.150            621.45
    GREENVILLE       SC   29605          1            02/06/01         23
    0433097201                           05           03/06/01          0
    0006686714                           O            02/06/16
    0


    5429499          W63/U56             F           54,000.00         ZZ
                                         360         53,828.08          1
                                      10.850            508.14         84
                                      10.350            508.14
    SPRING           TX   77386          1            02/06/01         23
    0433096039                           05           03/06/01          0
    0006686782                           O            02/06/31
    0


    5429500          W63/U56             F           20,000.00         ZZ
                                         240         19,837.27          1
1


                                      12.240            223.57         45
                                      11.740            223.57
    SAN ANTONIO      TX   78221          5            02/07/01         00
    0433097292                           05           03/12/01          0
    0006686788                           O            02/12/21
    0


    5429501          W63/U56             F           34,000.00         ZZ
                                         180         33,909.14          1
                                      11.450            335.40         34
                                      10.950            335.40
    CHICAGO          IL   60617          5            02/12/01         00
    0433092939                           05           03/16/01          0
    0006686799                           O            02/16/16
    0


    5429502          W63/U56             F          114,800.00         ZZ
                                         360        114,465.42          1
                                      11.050          1,097.61         90
                                      10.550          1,097.61
    CONCORD          NC   28027          2            02/07/01         23
    0433092970                           05           03/12/01          0
    0006686848                           O            02/12/31
    0


    5429503          W63/U56             F           54,000.00         ZZ
                                         180         53,872.87          1
                                      12.050            557.53         90
                                      11.550            557.53
    DURHAM           NC   27707          1            02/07/01         23
    0433092996                           05           03/07/01          0
    0006686891                           O            02/07/16
    0


    5429504          W63/U56             F           56,700.00         ZZ
                                         360         56,582.21          1
                                      12.600            609.54         90
                                      12.100            609.54
    FLORENCE         SC   29506          1            02/07/01         23
    0433096070                           05           03/07/01          0
    0006686912                           O            02/07/31
    0


    5429505          W63/U56             F           72,000.00         ZZ
                                         360         71,841.29          1
                                      11.700            724.02         80
                                      11.200            724.02
    FORT LAUDERDALE  FL   33312          1            02/08/01         00
    0433093523                           05           04/01/01          0
1


    0006686977                           O            03/01/31
    0


    5429506          W63/U56             F           63,200.00         ZZ
                                         360         62,876.34          1
                                       8.350            479.25         80
                                       7.850            479.25
    EYNON            PA   18403          5            02/09/01         00
    0433093572                           05           03/14/01          0
    0006687015                           O            02/14/31
    0


    5429507          W63/U56             F           28,000.00         ZZ
                                         180         27,939.85          1
                                      12.450            297.75         59
                                      11.950            297.75
    POLK BORO        PA   16342          5            02/08/01         00
    0433093010                           05           03/13/01          0
    0006687051                           O            02/13/16
    0


    5429508          W63/U56             F           72,000.00         ZZ
                                         180         71,827.42          1
                                      11.950            737.83         90
                                      11.450            737.83
    WILMINGTON       NC   28403          5            02/09/01         23
    0433097284                           05           03/16/01          0
    0006687145                           O            02/16/16
    0


    5429509          W63/U56             F           65,700.00         ZZ
                                         240         65,090.49          1
                                      11.550            702.91         90
                                      11.050            702.91
    CITRONELLE       AL   36522          5            02/09/01         23
    0433093309                           05           03/14/01          0
    0006687149                           O            02/14/21
    0


    5429510          W63/U56             F          151,900.00         ZZ
                                         180        151,264.70          1
                                       9.350          1,260.67         70
                                       8.850          1,260.67
    SAINT PETERS     MO   63376          2            02/15/01         00
    0433097367                           05           03/21/01          0
    0006687316                           O            02/21/16
    0


1


    5429511          W63/U56             F           28,800.00         ZZ
                                         180         28,710.48          1
                                      11.200            278.63         90
                                      10.700            278.63
    DETROIT          MI   48217          5            02/12/01         23
    0433097300                           05           03/16/01          0
    0006687384                           O            02/16/16
    0


    5429512          W63/U56             F           21,200.00         ZZ
                                         180         21,138.61          1
                                      11.800            214.81         80
                                      11.300            214.81
    VINITA           OK   74301          5            02/14/01         00
    0433093069                           05           03/23/01          0
    0006687586                           O            02/23/16
    0


    5429513          W63/U56             F           29,000.00         ZZ
                                         240         28,708.19          1
                                      10.590            291.29         62
                                      10.090            291.29
    SAINT LOUIS      MO   63113          5            02/20/01         00
    0433093598                           05           03/20/01          0
    0006687597                           N            02/20/21
    0


    5429514          W63/U56             F           34,200.00         ZZ
                                         120         32,954.40          1
                                      11.800            486.72         60
                                      11.300            486.72
    SYRACUSE         NY   13205          2            02/15/01         00
    0433097391                           05           03/21/01          0
    0006687648                           O            02/21/11
    0


    5429515          W63/U56             F          168,000.00         ZZ
                                         180        167,134.75          1
                                      11.000          1,599.90         80
                                      10.500          1,599.90
    MUSTANG          OK   73064          5            02/15/01         00
    0433097409                           05           04/01/01          0
    0006687726                           O            03/01/16
    0


    5429516          W63/U56             F           46,000.00         ZZ
                                         180         45,857.03          2
                                      10.750            429.40         80
                                      10.250            429.40
1


    INDIANAPOLIS     IN   46218          1            02/16/01         00
    0433097433                           05           03/16/01          0
    0006687814                           N            02/16/16
    0


    5429517          W63/U56             F           48,750.00         ZZ
                                         240         48,240.96          1
                                      10.300            480.18         80
                                       9.800            480.18
    HAMPTON          VA   23661          5            02/15/01         00
    0433093606                           05           03/21/01          0
    0006687891                           O            02/21/21
    0


    5429518          W63/U56             F           54,000.00         ZZ
                                         180         53,861.76          1
                                      11.650            540.95         90
                                      11.150            540.95
    LOUISVILLE       KY   40212          1            02/16/01         23
    0433097375                           05           03/16/01          0
    0006687905                           O            02/16/16
    0


    5429519          W63/U56             F           56,000.00         ZZ
                                         180         55,740.91          2
                                       8.850            444.56         80
                                       8.350            444.56
    CLEVELAND        OH   44108          5            02/16/01         00
    0433093085                           05           03/16/01          0
    0006687958                           N            02/16/16
    0


    5429520          W63/U56             F           70,920.00         ZZ
                                         360         70,753.73          1
                                      12.050            732.22         90
                                      11.550            732.22
    HUNTSVILLE       AL   35810          1            02/16/01         23
    0433096146                           05           03/16/01          0
    0006687967                           O            02/16/31
    0


    5429521          W63/U56             F           41,175.00         ZZ
                                         180         41,005.53          1
                                       8.750            323.92         44
                                       8.250            323.92
    HAMILTON         OH   45015          5            02/16/01         00
    0433097458                           05           04/01/01          0
    0006688056                           O            03/01/16
    0
1




    5429522          W63/U56             F           24,000.00         ZZ
                                         180         23,596.42          1
                                      11.850            285.73         80
                                      11.350            285.73
    LARRABEE         IA   51029          5            02/19/01         00
    0433097474                           05           03/23/01          0
    0006688146                           O            02/23/16
    0


    5429524          W63/U56             F           36,900.00         ZZ
                                         180         36,816.29          1
                                      11.950            378.14         90
                                      11.450            378.14
    SUBLETTE         KS   67877          2            02/23/01         23
    0433097417                           05           04/01/01          0
    0006688503                           O            03/01/16
    0


    5429525          W63/U56             F           69,000.00         ZZ
                                         180         68,767.04          1
                                      11.940            706.56         69
                                      11.440            706.56
    SPRINGFIELD      OR   97477          5            02/23/01         00
    0433093127                           05           04/01/01          0
    0006688730                           O            03/01/16
    0


    5429526          W63/U56             F           30,000.00         ZZ
                                         180         29,881.85          1
                                       9.650            255.55         75
                                       9.150            255.55
    FORT PIERCE      FL   34950          5            02/23/01         00
    0433097490                           01           03/28/01          0
    0006688873                           O            02/28/16
    0


    5429527          W63/U56             F           96,900.00         ZZ
                                         120         92,997.16          1
                                       7.950          1,173.11         75
                                       7.450          1,173.11
    LANEXA           VA   23089          5            02/26/01         00
    0433097524                           05           04/02/01          0
    0006688903                           O            03/02/11
    0


    5429528          W63/U56             F           35,100.00         ZZ
                                         180         35,025.98          1
1


                                      11.900            358.34         90
                                      11.400            358.34
    MANSFIELD        OH   44903          5            02/23/01         23
    0433097466                           05           04/01/01          0
    0006688997                           O            03/01/16
    0


    5429529          W63/U56             F           91,700.00         ZZ
                                         180         91,500.06          1
                                      11.750            925.63         70
                                      11.250            925.63
    WILMINGTON       NC   28412          5            02/23/01         00
    0433093168                           05           04/01/01          0
    0006689005                           O            03/01/16
    0


    5429530          W63/U56             F          111,000.00         ZZ
                                         180        110,686.37          1
                                      10.550          1,019.51        100
                                      10.050          1,019.51
    BEAUFORT         SC   29902          5            02/26/01         23
    0433093432                           05           04/02/01          0
    0006689190                           O            03/02/16
    0


    5429531          W63/U56             F          116,000.00         ZZ
                                         360        115,736.80          1
                                      12.200          1,211.08         90
                                      11.700          1,211.08
    JACKSONVILLE     FL   32244          1            02/26/01         23
    0433096153                           05           03/26/01          0
    0006689219                           O            02/26/31
    0


    5429532          W63/U56             F           12,500.00         ZZ
                                         240         12,400.80          1
                                      12.240            139.73         50
                                      11.740            139.73
    WYNNEWOOD        OK   73098          5            03/02/01         00
    0433097565                           05           04/07/01          0
    0006689240                           O            03/07/21
    0


    5429533          W63/U56             F           80,000.00         ZZ
                                         180         79,782.96          1
                                      10.750            746.79         80
                                      10.250            746.79
    KANSAS CITY      MO   64132          1            02/28/01         00
    0433093192                           05           04/01/01          0
1


    0006689289                           O            03/01/16
    0


    5429534          W63/U56             F           24,360.00         ZZ
                                         240         24,168.77          1
                                      11.440            258.78         58
                                      10.940            258.78
    FOXWORTH         MS   39483          2            02/28/01         00
    0433097599                           05           04/05/01          0
    0006689335                           O            03/05/21
    0


    5429535          W63/U56             F           64,800.00         ZZ
                                         360         64,658.70          1
                                      11.750            654.10         71
                                      11.250            654.10
    HAZLEHURST       GA   31539          5            02/28/01         23
    0433096179                           05           04/05/01          0
    0006689337                           O            03/05/31
    0


    5429536          W63/U56             F           12,400.00         ZZ
                                         240         12,308.29          1
                                      11.890            135.58         34
                                      11.390            135.58
    DICKSON CITY     PA   18519          5            02/28/01         00
    0433097607                           05           04/05/01          0
    0006689463                           O            03/05/21
    0


    5429537          W63/U56             F           44,800.00         ZZ
                                         240         44,212.43          1
                                       7.350            356.81         74
                                       6.850            356.81
    LANESBORO        PA   18827          5            03/01/01         00
    0433093614                           05           04/06/01          0
    0006689597                           O            03/06/21
    0


    5429538          W63/U56             F          116,000.00         ZZ
                                         360        115,595.20          1
                                       9.550            979.63         80
                                       9.050            979.63
    HOUSTON          TX   77004          5            03/01/01         00
    0433093648                           05           04/06/01          0
    0006689611                           O            03/06/31
    0


1


    5429539          W63/U56             F           21,600.00         ZZ
                                         180         21,531.05          1
                                      12.300            227.18         90
                                      11.800            227.18
    PRATT            KS   67124          5            03/02/01         23
    0433097508                           05           04/07/01          0
    0006689617                           O            03/07/16
    0


    5429540          W63/U56             F           12,900.00         ZZ
                                         180         12,853.10          1
                                      12.590            138.58         60
                                      12.090            138.58
    GOFF             KS   66428          5            03/01/01         00
    0433093234                           05           04/01/01          0
    0006689664                           N            03/01/16
    0


    5429541          W63/U56             F           65,000.00         ZZ
                                         180         63,886.43          1
                                      10.120            703.27         93
                                       9.620            703.27
    FLUSHING         OH   43977          5            03/01/01         23
    0433093499                           05           04/06/01          0
    0006689766                           O            03/06/16
    0


    5429542          W63/U56             F           50,400.00         ZZ
                                         240         49,863.10          1
                                       9.050            455.08         80
                                       8.550            455.08
    NORFOLK          VA   23504          5            03/01/01         00
    0433093663                           05           04/01/01          0
    0006689768                           N            03/01/21
    0


    5429543          W63/U56             F           24,500.00         ZZ
                                         180         24,433.69          1
                                      10.750            228.70         70
                                      10.250            228.70
    HENDERSON        KY   42420          1            03/02/01         00
    0433093259                           05           04/02/01          0
    0006689890                           O            03/02/16
    0


    5429544          W63/U56             F           64,800.00         ZZ
                                         360         64,637.27          1
                                      11.100            622.01         90
                                      10.600            622.01
1


    HAMPTON          VA   23669          1            03/05/01         23
    0433096260                           05           04/05/01          0
    0006690141                           O            03/05/31
    0


    5429545          W63/U56             F           42,000.00         ZZ
                                         240         41,595.72          1
                                      10.200            410.89         70
                                       9.700            410.89
    ANGIER           NC   27501          5            03/06/01         00
    0433093697                           05           04/12/01          0
    0006690212                           O            03/12/21
    0


    5429546          W63/U56             F           35,500.00         ZZ
                                         180         34,872.17          1
                                      10.050            382.57         79
                                       9.550            382.57
    MOORELAND        OK   73852          5            03/09/01         00
    0433097623                           05           04/14/01          0
    0006690334                           O            03/14/16
    0


    5429547          W63/U56             F          125,000.00         ZZ
                                         180        124,696.13          2
                                      11.250          1,214.08         79
                                      10.750          1,214.08
    JEFFERSON        WI   53549          5            03/08/01         00
    0433093283                           05           04/08/01          0
    0006690507                           N            03/08/16
    0


    5429548          W63/U56             F          126,000.00         ZZ
                                         360        125,669.67          1
                                      10.900          1,190.42         79
                                      10.400          1,190.42
    CONROE           TX   77302          2            03/08/01         00
    0433093705                           05           04/13/01          0
    0006690509                           O            03/13/31
    0


    5429549          W63/U56             F          120,800.00         ZZ
                                         360        120,496.02          1
                                      11.090          1,158.63         80
                                      10.590          1,158.63
    CHICAGO          IL   60647          2            03/09/01         00
    0433093713                           05           04/14/01          0
    0006690568                           O            03/14/31
    0
1




    5429550          W63/U56             F           47,250.00         ZZ
                                         180         47,145.83          1
                                      11.700            475.14         63
                                      11.200            475.14
    PALM BAY         FL   32907          2            03/08/01         00
    0433093317                           05           04/13/01          0
    0006690573                           O            03/13/16
    0


    5429551          W63/U56             F           20,625.00         ZZ
                                         120         19,951.15          1
                                      11.940            295.19         25
                                      11.440            295.19
    WINSTON SALEM    NC   27105          2            03/08/01         00
    0433097649                           05           04/20/01          0
    0006690669                           N            03/20/11
    0


    5429552          W63/U56             F          152,800.00         ZZ
                                         360        152,096.64          1
                                       8.200          1,142.57         80
                                       7.700          1,142.57
    WATERVILLE       MN   56096          5            03/16/01         00
    0433093721                           05           04/21/01          0
    0006690694                           O            03/21/31
    0


    5429553          W63/U56             F           18,450.00         ZZ
                                         240         18,292.88          1
                                      11.500            196.76         90
                                      11.000            196.76
    MOCKSVILLE       NC   27028          1            03/08/01         23
    0433093531                           05           04/08/01          0
    0006690696                           O            03/08/21
    0


    5429554          W63/U56             F           85,500.00         ZZ
                                         180         85,258.40          1
                                      10.550            785.30         90
                                      10.050            785.30
    STANFORD         KY   40484          5            03/10/01         23
    0433097615                           05           04/15/01          0
    0006690973                           O            03/15/16
    0


    5429555          W63/U56             F           90,000.00         ZZ
                                         240         88,547.50          1
1


                                       7.850            744.42         64
                                       7.350            744.42
    WEST BEND        WI   53095          5            03/12/01         00
    0433097672                           05           04/16/01          0
    0006691031                           O            03/16/21
    0


    5429556          W63/U56             F           89,000.00         ZZ
                                         360         88,561.75          1
                                       8.250            668.63        100
                                       7.750            668.63
    MURFREESBORO     TN   37127          5            03/13/01         23
    0433096336                           05           04/19/01          0
    0006691038                           O            03/19/31
    0


    5429557          W63/U56             F           19,000.00         ZZ
                                         240         18,857.69          2
                                      11.890            207.75         50
                                      11.390            207.75
    BUFFALO          NY   14206          5            03/13/01         00
    0433097698                           05           04/19/01          0
    0006691073                           O            03/19/21
    0


    5429558          W63/U56             F           19,000.00         ZZ
                                         180         18,961.13          1
                                      12.040            196.02         38
                                      11.540            196.02
    INDIANAPOLIS     IN   46218          5            03/13/01         00
    0433093341                           05           04/13/01          0
    0006691087                           N            03/13/16
    0


    5429559          W63/U56             F           99,000.00         ZZ
                                         360         98,796.91          1
                                      11.300            965.31         90
                                      10.800            965.31
    CHICAGO          IL   60620          5            03/13/01         23
    0433096351                           05           05/01/01          0
    0006691089                           O            04/01/31
    0


    5429560          W63/U56             F           91,700.00         ZZ
                                         180         91,314.74          1
                                       8.650            714.86         70
                                       8.150            714.86
    KENOSHA          WI   53144          2            03/13/01         00
    0433097714                           05           04/19/01          0
1


    0006691116                           O            03/19/16
    0


    5429561          W63/U56             F           35,700.00         ZZ
                                         240         35,277.58          1
                                       8.200            303.07         70
                                       7.700            303.07
    CINCINNATI       OH   45223          2            03/15/01         00
    0433097730                           05           04/20/01          0
    0006691247                           O            03/20/21
    0


    5429562          W63/U56             F           30,800.00         ZZ
                                         180         30,657.38          1
                                      12.040            317.76         70
                                      11.540            317.76
    OLEAN            NY   14760          5            03/15/01         00
    0433093374                           05           04/20/01          0
    0006691315                           O            03/20/16
    0


    5429563          W63/U56             F           41,600.00         ZZ
                                         180         41,513.77          1
                                      11.250            404.04         80
                                      10.750            404.04
    KANSAS CITY      KS   66104          5            03/16/01         00
    0433093390                           05           05/01/01          0
    0006691333                           O            04/01/16
    0


    5429564          W63/U56             F          270,000.00         ZZ
                                         360        269,115.22          1
                                       9.850          2,339.57        100
                                       9.350          2,339.57
    PEMBROOKE PINES  FL   33029          5            03/14/01         23
    0433093747                           05           04/19/01          0
    0006691356                           O            03/19/31
    0


    5429565          W63/U56             F           29,750.00         ZZ
                                         180         29,287.41          1
                                      11.290            343.57         70
                                      10.790            343.57
    BURLINGTON       NC   27215          5            03/15/01         00
    0433097771                           05           04/20/01          0
    0006691382                           O            03/20/16
    0


1


    5429566          W63/U56             F           31,500.00         ZZ
                                         180         31,433.54          1
                                      11.900            321.59         90
                                      11.400            321.59
    SAINT LOUIS      MO   63110          1            03/15/01         23
    0433097664                           05           04/15/01          0
    0006691407                           O            03/15/16
    0


    5429567          W63/U56             F           28,000.00         ZZ
                                         240         27,217.05          1
                                      11.200            292.83         55
                                      10.700            292.83
    LIBERTY          TX   77575          2            03/15/01         00
    0433093762                           05           04/20/01          0
    0006691416                           O            03/20/21
    0


    5429568          W63/U56             F           37,000.00         ZZ
                                         180         36,225.81          1
                                       7.840            350.18         60
                                       7.340            350.18
    BARTONVILLE      IL   61607          5            03/15/01         00
    0433097789                           05           04/20/01          0
    0006691510                           O            03/20/16
    0


    5429569          W63/U56             F           89,500.00         ZZ
                                         180         89,218.65          1
                                       9.300            739.54         80
                                       8.800            739.54
    CURTIS           MI   49820          5            03/21/01         00
    0433093424                           05           05/01/01          0
    0006691672                           N            04/01/16
    0


    5429570          W63/U56             F           36,000.00         ZZ
                                         240         35,501.20          1
                                       6.890            276.74         50
                                       6.390            276.74
    JACKSONVILLE     FL   32209          5            03/16/01         00
    0433093788                           05           04/21/01          0
    0006691763                           O            03/21/21
    0


    5429571          W63/U56             F          125,000.00         ZZ
                                         360        124,272.01          2
                                       6.990            830.79         68
                                       6.490            830.79
1


    PATERSON         NJ   07502          5            03/23/01         00
    0433093796                           05           05/01/01          0
    0006691848                           O            04/01/31
    0


    5429572          W63/U56             F           80,500.00         ZZ
                                         360         80,343.29          1
                                      11.540            799.64         67
                                      11.040            799.64
    VINTON           VA   24179          5            03/19/01         00
    0433093804                           05           05/01/01          0
    0006691984                           O            04/01/31
    0


    5429573          W63/U56             F           47,000.00         ZZ
                                         180         45,883.68          1
                                       8.750            469.74         35
                                       8.250            469.74
    CHERRY HILL      NJ   08034          2            03/20/01         00
    0433097797                           05           04/26/01          0
    0006692207                           O            03/26/16
    0


    5429574          W63/U56             F           55,000.00         ZZ
                                         360         54,749.35          1
                                       8.250            413.20         74
                                       7.750            413.20
    JACKSONVILLE     FL   32246          5            03/21/01         00
    0433093812                           05           04/26/01          0
    0006692359                           O            03/26/31
    0


    5429575          W63/U56             F           65,000.00         ZZ
                                         240         64,307.58          1
                                       9.050            586.91         90
                                       8.550            586.91
    RED HOUSE        WV   25168          2            03/22/01         23
    0433096534                           05           04/27/01          0
    0006692512                           O            03/27/21
    0


    5429576          W63/U56             F           44,800.00         ZZ
                                         180         44,653.16          2
                                       9.850            388.20         80
                                       9.350            388.20
    MILWAUKEE        WI   53210          1            03/22/01         00
    0433097813                           05           04/22/01          0
    0006692529                           N            03/22/16
    0
1




    5429577          W63/U56             F           50,000.00         ZZ
                                         180         49,061.47          1
                                       9.090            509.81         58
                                       8.590            509.81
    LEBANON          PA   17046          5            03/22/01         00
    0433097839                           05           04/27/01          0
    0006692537                           O            03/27/16
    0


    5429578          W63/U56             F           41,700.00         ZZ
                                         240         41,407.82          1
                                      12.300            467.90         65
                                      11.800            467.90
    HARRELLSVILLE    NC   27942          5            03/22/01         00
    0433097854                           27           04/27/01          0
    0006692701                           O            03/27/21
    0


    5429579          W63/U56             F           31,500.00         ZZ
                                         240         31,262.59          1
                                      11.750            341.37        105
                                      11.250            341.37
    HAZLETON         PA   18201          5            03/23/01         23
    0433096559                           05           04/28/01          0
    0006692745                           O            03/28/21
    0


    5429580          W63/U56             F           62,200.00         ZZ
                                         360         62,028.95          1
                                       9.930            542.63         75
                                       9.430            542.63
    ROCKY MOUNT      VA   24151          2            03/26/01         00
    0433093820                           05           05/01/01          0
    0006692778                           O            04/01/31
    0


    5429581          W63/U56             F           63,750.00         ZZ
                                         180         63,567.89          1
                                       9.750            547.71         77
                                       9.250            547.71
    CHEWELAH         WA   99109          2            03/26/01         00
    0433093457                           05           05/01/01          0
    0006692907                           O            04/01/16
    0


    5429582          W63/U56             F           98,000.00         ZZ
                                         360         97,672.06          1
1


                                       9.750            841.97         90
                                       9.250            841.97
    DAVENPORT        IA   52804          5            03/23/01         23
    0433096609                           05           04/28/01          0
    0006692929                           O            03/28/31
    0


    5429583          W63/U56             F           53,600.00         ZZ
                                         360         53,438.58          1
                                      10.250            480.31         80
                                       9.750            480.31
    ST. PETERSBURG   FL   33711          5            03/26/01         00
    0433093838                           05           04/26/01          0
    0006693262                           N            03/26/31
    0


    5429584          W63/U56             F           41,600.00         ZZ
                                         180         40,869.87          2
                                       9.850            443.23         80
                                       9.350            443.23
    PACE             FL   32571          2            03/27/01         23
    0433093622                           05           04/27/01          0
    0006693328                           N            03/27/16
    0


    5429585          W63/U56             F          110,000.00         ZZ
                                         180        109,794.98          1
                                      11.740          1,109.51         49
                                      11.240          1,109.51
    JACKSON          MI   49201          5            03/28/01         00
    0433093473                           05           05/02/01          0
    0006693558                           O            04/02/16
    0


    5429586          W63/U56             F          346,000.00         ZZ
                                         360        345,266.81          1
                                      11.150          3,334.31         90
                                      10.650          3,334.31
    SPRINGFIELD      VA   22153          5            03/28/01         23
    0433096641                           05           05/02/01          0
    0006693577                           O            04/02/31
    0


    5429587          W63/U56             F           59,500.00         ZZ
                                         180         59,403.06          2
                                      12.350            628.10         87
                                      11.850            628.10
    DETROIT          MI   48227          5            03/27/01         23
    0433097748                           05           05/01/01          0
1


    0006693611                           N            04/01/16
    0


    5429588          W63/U56             F           90,000.00         ZZ
                                         360         89,669.03          3
                                       8.530            693.94         75
                                       8.030            693.94
    CHICAGO HEIGHTS  IL   60411          1            03/28/01         00
    0433093853                           05           05/01/01          0
    0006693622                           N            04/01/31
    0


    5429589          W63/U56             F           64,000.00         ZZ
                                         360         63,822.97          1
                                      10.650            592.62         80
                                      10.150            592.62
    CHARLOTTE        NC   28208          5            03/28/01         00
    0433093861                           05           04/28/01          0
    0006693682                           N            03/28/31
    0


    5429590          W63/U56             F           64,000.00         ZZ
                                         360         63,777.28          2
                                       8.800            505.78         80
                                       8.300            505.78
    CHICAGO HEIGHTS  IL   60411          1            03/28/01         00
    0433093887                           05           05/01/01          0
    0006693709                           N            04/01/31
    0


    5429592          W63/U56             F           52,500.00         ZZ
                                         360         52,287.36          1
                                       9.650            447.21         70
                                       9.150            447.21
    WICHITA          KS   67218          5            03/30/01         00
    0433093929                           05           05/01/01          0
    0006693843                           N            04/01/31
    0


    5429593          W63/U56             F           76,500.00         ZZ
                                         360         76,243.68          1
                                      10.250            685.52         83
                                       9.750            685.52
    IOLA             WI   54945          5            04/04/01         23
    0433096781                           05           05/09/01          0
    0006693977                           O            04/09/31
    0


1


    5429595          W63/U56             F           62,000.00         ZZ
                                         360         61,826.60          1
                                       9.850            537.23         83
                                       9.350            537.23
    NORFOLK          VA   23513          2            03/29/01         23
    0433096815                           05           05/01/01          0
    0006694000                           N            04/01/31
    0


    5429596          W63/U56             F          150,200.00         ZZ
                                         360        145,179.04          1
                                      10.850          1,413.39         80
                                      10.350          1,413.39
    SAN ANTONIO      TX   78249          1            03/30/01         00
    0433093945                           05           05/01/01          0
    0006694029                           O            04/01/31
    0


    5429597          W63/U56             F           42,300.00         ZZ
                                         360         42,212.30          1
                                      11.250            410.84         90
                                      10.750            410.84
    HOUSTON          TX   77026          1            03/30/01         23
    0433096898                           05           05/01/01          0
    0006694036                           O            04/01/31
    0


    5429598          W63/U56             F          110,000.00         ZZ
                                         180        109,753.97          1
                                      10.900          1,039.25         80
                                      10.400          1,039.25
    COLUMBUS         MS   39702          5            03/30/01         00
    0433093507                           05           05/01/01          0
    0006694043                           N            04/01/16
    0


    5429599          W63/U56             F           40,000.00         ZZ
                                         360         39,867.79          1
                                       9.050            323.29         80
                                       8.550            323.29
    SAINT PETERSBUR  FL   33705          5            04/02/01         00
    0433093952                           05           05/02/01          0
    0006694113                           N            04/02/31
    0


    5429600          W63/U56             F           68,400.00         ZZ
                                         240         67,687.88          1
                                      10.650            689.80         90
                                      10.150            689.80
1


    MEMPHIS          TN   38128          2            04/02/01         23
    0433096948                           05           05/06/01          0
    0006694230                           O            04/06/21
    0


    5429601          W63/U56             F           32,800.00         ZZ
                                         180         32,648.26          2
                                       9.450            274.60         80
                                       8.950            274.60
    FORT WAYNE       IN   46806          1            04/02/01         00
    0433097888                           05           05/02/01          0
    0006694270                           N            04/02/16
    0


    5429603          W63/U56             F          109,600.00         ZZ
                                         360        109,332.92          1
                                      10.500          1,002.55         79
                                      10.000          1,002.55
    SAN ANTONIO      TX   78250          2            04/06/01         00
    0433093986                           05           05/11/01          0
    0006694814                           O            04/11/31
    0


    5429604          W63/U56             F           95,310.00         ZZ
                                         360         95,124.87          1
                                      11.550            947.48         90
                                      11.050            947.48
    MEMPHIS          TN   38141          1            04/05/01         23
    0433096971                           05           05/05/01          0
    0006694931                           O            04/05/31
    0


    5429605          W63/U56             F           80,000.00         ZZ
                                         360         79,751.51          1
                                       9.350            663.95         80
                                       8.850            663.95
    TALLAHASSEE      FL   32303          5            04/10/01         00
    0433093994                           05           05/16/01          0
    0006695401                           O            04/16/31
    0


    5429607          W63/U56             F           78,000.00         ZZ
                                         180         76,857.37          1
                                      10.100            842.97         74
                                       9.600            842.97
    BALTIMORE        MD   21215          2            04/16/01         00
    0433097912                           05           05/21/01          0
    0006696303                           O            04/21/16
    0
1




    5429608          W63/U56             F           40,000.00         ZZ
                                         180         39,913.19          2
                                      11.040            382.14         50
                                      10.540            382.14
    MILWAUKEE        WI   53218          2            04/18/01         00
    0433093556                           05           05/23/01          0
    0006696561                           O            04/23/16
    0


    5429609          W63/U56             F           67,100.00         ZZ
                                         360         66,936.08          1
                                      10.600            618.81         90
                                      10.100            618.81
    CLINTON          IN   47842          2            04/18/01         23
    0433097037                           05           05/23/01          0
    0006696791                           O            04/23/31
    0


    5429610          W63/U56             F           40,600.00         ZZ
                                         360         40,513.19          1
                                      10.240            363.52         70
                                       9.740            363.52
    GREENFIELD       IN   46140          2            04/24/01         00
    0433094042                           05           06/01/01          0
    0006697478                           O            05/01/31
    0


    5429611          W63/U56             F          144,432.00         ZZ
                                         360        144,157.46          1
                                      11.650          1,446.85         90
                                      11.150          1,446.85
    PFLUGERVILLE     TX   78660          1            04/26/01         23
    0433097078                           05           05/26/01          0
    0006697646                           O            04/26/31
    0


    5429612          W63/U56             F           38,000.00         ZZ
                                         240         37,784.53          1
                                      11.290            399.76         61
                                      10.790            399.76
    MONROEVILLE      PA   15146          2            04/25/01         00
    0433097938                           05           06/01/01          0
    0006697708                           O            05/01/21
    0


    5429613          W63/U56             F           36,000.00         ZZ
                                         180         35,603.97          1
1


                                      11.400            418.26         90
                                      10.900            418.26
    KAPLAN           LA   70548          2            04/25/01         23
    0433093689                           05           06/01/01          0
    0006697740                           O            05/01/16
    0


    5429614          W63/U56             F          224,000.00         ZZ
                                         180        223,451.55          3
                                      10.490          2,047.34         80
                                       9.990          2,047.34
    DORCHESTER       MA   02124          5            04/27/01         00
    0433093580                           05           05/27/01          0
    0006697888                           O            04/27/16
    0


    5429615          W63/U56             F           18,000.00         ZZ
                                         180         17,803.69          1
                                      11.290            207.88         60
                                      10.790            207.88
    OKLAHOMA CITY    OK   73108          2            04/26/01         00
    0433097946                           05           06/01/01          0
    0006697954                           O            05/01/16
    0


    5429616          W63/U56             F           36,000.00         ZZ
                                         240         35,797.71          1
                                      11.350            380.20         60
                                      10.850            380.20
    MOREHEAD CITY    NC   28557          5            04/25/01         00
    0433097953                           05           06/01/01          0
    0006697956                           O            05/01/21
    0


    5434967          L49/U57             F          398,050.00         ZZ
                                         360        397,486.31          1
                                       7.750          2,851.68         95
                                       7.500          2,851.68
    TRACY            CA   95377          1            07/23/01         19
    0433114063                           05           09/01/01         30
    10006734                             O            08/01/31
    0


    5435152          W63/U56             F           24,000.00         ZZ
                                         240         23,702.16          1
                                      11.540            256.60         80
                                      11.040            256.60
    GRETNA           FL   32332          5            10/26/00         00
    0433100328                           27           12/01/00          0
1


    0005520691                           O            11/01/20
    0


    5435153          W63/U56             F           42,250.00         ZZ
                                         180         41,357.06          1
                                      11.900            504.36         57
                                      11.400            504.36
    GLOUCESTER       VA   23061          5            11/15/00         00
    0433100435                           05           01/01/01          0
    0005526860                           O            12/01/15
    0


    5435154          W63/U56             F           38,000.00         ZZ
                                         180         37,766.49          1
                                       9.200            311.24         50
                                       8.700            311.24
    MUNCIE           IN   47303          2            10/24/00         00
    0433100484                           05           12/01/00          0
    0006672437                           O            11/01/15
    0


    5435155          W63/U56             F          144,000.00         ZZ
                                         180        143,358.10          1
                                      10.850          1,355.05         80
                                      10.350          1,355.05
    LANSE            MI   49946          2            10/28/00         00
    0433100500                           05           12/02/00          0
    0006672666                           O            11/02/15
    0


    5435156          W63/U56             F           56,000.00         ZZ
                                         240         55,230.66          1
                                      10.750            568.53         64
                                      10.250            568.53
    CLERMONT         FL   34711          2            10/26/00         00
    0433100336                           27           12/01/00          0
    0006672861                           O            11/01/20
    0


    5435157          W63/U56             F           77,940.00         ZZ
                                         180         77,743.88          1
                                      12.300            819.74         90
                                      11.800            819.74
    FORT PAYNE       AL   35967          5            12/15/00         23
    0433100518                           05           02/01/01          0
    0006679700                           O            01/01/16
    0


1


    5435159          W63/U56             F           91,300.00         ZZ
                                         180         91,055.47          1
                                      11.500            904.14         90
                                      11.000            904.14
    MANCHESTER       IA   52057          1            01/30/01         23
    0433100526                           05           03/01/01          0
    0006685872                           O            02/01/16
    0


    5435160          W63/U56             F           42,500.00         ZZ
                                         240         42,057.19          1
                                      10.500            424.31         85
                                      10.000            424.31
    NEWELL           AL   36270          2            02/07/01         23
    0433100419                           05           03/12/01          0
    0006687017                           O            02/12/21
    0


    5444788          K39/U56             F          104,500.00         ZZ
                                         360        104,346.70          1
                                      10.990            994.39         95
                                      10.490            994.39
    MIAMI            FL   33162          5            06/07/01         23
    0433102381                           05           07/12/01          0
    59145837                             O            06/12/31
    0


    5445014          K39/G01             F          116,000.00         ZZ
                                         240        115,593.76          1
                                      10.990          1,196.55        100
                                      10.490          1,196.55
    WINSTON          GA   30187          5            07/02/01         23
    0433102407                           05           08/09/01          0
    6225469                              O            07/09/21
    0


    5445126          K39/U56             F           40,000.00         ZZ
                                         180         39,727.43          1
                                      10.750            448.38         49
                                      10.250            448.38
    MEREDITH         NH   03253          5            07/02/01         00
    0433102415                           05           08/06/01          0
    1426000                              O            07/06/16
    0


    5454608          624/G01             F          147,000.00         ZZ
                                         360        146,888.15          1
                                       7.375          1,015.29         75
                                       7.125          1,015.29
1


    MERCED           CA   95348          1            08/30/01         00
    0433173473                           05           10/01/01          0
    43200510303F                         O            09/01/31
    0


    5459462          E22/G01             F           81,800.00         ZZ
                                         360         81,743.70          1
                                       7.875            593.11         80
                                       7.625            593.11
    PICKENS          SC   29671          1            08/29/01         00
    0412936163                           05           10/01/01          0
    0412936163                           O            09/01/31
    0


    5461729          076/076             F          105,600.00         ZZ
                                         360        105,430.60          1
                                       7.125            711.45         79
                                       6.875            711.45
    NEW RICHMOND     WI   54017          5            07/06/01         00
    5535413                              05           09/01/01          0
    5535413                              O            08/01/31
    0


    5461730          076/076             F          124,000.00         ZZ
                                         360        123,819.95          1
                                       7.625            877.66         80
                                       7.375            877.66
    CAPE CORAL       FL   33904          1            07/26/01         00
    5624053                              05           09/01/01          0
    5624053                              O            08/01/31
    0


    5461731          076/076             F           91,200.00         ZZ
                                         360         91,080.28          1
                                       8.125            677.16         92
                                       7.875            677.16
    EDGEWATER        MD   21037          1            08/06/01         23
    5652073                              05           09/01/01          0
    5652073                              O            08/01/31
    0


    5461900          623/U57             F          352,000.00         ZZ
                                         360        351,462.66          1
                                       7.375          2,431.18         71
                                       7.125          2,431.18
    PARADISE VALLEY  AZ   85253          5            07/17/01         00
    0433145489                           05           09/01/01          0
    1980840                              O            08/01/31
    0
1




    5461910          623/U57             F          650,000.00         T
                                         360        648,361.37          1
                                       7.375          4,489.39         77
                                       7.125          4,489.39
    SAN DIEGO        CA   92130          5            07/16/01         00
    0433145372                           29           09/01/01          0
    1983371                              O            08/01/31
    0


    5461922          623/U57             F          290,000.00         ZZ
                                         360        289,557.31          1
                                       7.375          2,002.96         84
                                       7.125          2,002.96
    CERRITOS         CA   90703          5            07/18/01         10
    0433145596                           05           09/01/01         12
    1984495                              O            08/01/31
    0


    5461929          623/U57             F          360,000.00         ZZ
                                         360        359,423.23          1
                                       7.250          2,455.83         79
                                       7.000          2,455.83
    SAN JOSE         CA   95121          5            07/25/01         00
    0433145430                           05           09/01/01          0
    1984946                              O            08/01/31
    0


    5461941          623/U57             F          123,000.00         T
                                         360        122,834.39          1
                                       8.000            902.53         58
                                       7.750            902.53
    LODI             CA   95240          1            07/23/01         00
    0433144995                           03           09/01/01          0
    1985915                              O            08/01/31
    0


    5461993          623/U57             F          288,000.00         ZZ
                                         360        286,362.16          1
                                       7.750          2,063.27         80
                                       7.500          2,063.27
    PALISADES PARK   NJ   07650          5            03/16/01         00
    0433142627                           05           05/01/01          0
    5331833                              O            04/01/31
    0


    5462001          623/U57             F          374,800.00         ZZ
                                         360        374,213.47          1
1


                                       7.250          2,556.80         95
                                       7.000          2,556.80
    UPPER MARLBORO   MD   20774          1            07/12/01         10
    0433142577                           03           09/01/01         30
    5350023                              O            08/01/31
    0


    5462017          623/U57             F          595,000.00         ZZ
                                         360        594,178.37          1
                                       7.875          4,314.16         70
                                       7.625          4,314.16
    CHELSEA          MI   48118          5            07/16/01         00
    0433143823                           05           09/01/01          0
    5360773                              O            08/01/31
    0


    5462026          623/U57             F          500,000.00         ZZ
                                         360        499,179.12          1
                                       7.250          3,410.88         77
                                       7.000          3,410.88
    DAVIDSONVILLE    MD   21035          5            07/06/01         00
    0433145695                           05           09/01/01          0
    5362185                              O            08/01/31
    0


    5462055          623/U57             F          469,500.00         ZZ
                                         360        468,746.87          1
                                       7.125          3,163.11         79
                                       6.875          3,163.11
    MOORESVILLE      NC   28117          5            07/27/01         00
    0433144078                           03           09/01/01          0
    5365993                              O            08/01/31
    0


    5462071          623/U57             F          601,000.00         ZZ
                                         360        600,586.39          1
                                       7.875          4,357.67         76
                                       7.625          4,357.67
    SUDBURY          MA   01776          5            08/06/01         00
    0433144458                           05           10/01/01          0
    5368362                              O            09/01/31
    0


    5462089          623/U57             F          600,000.00         ZZ
                                         360        599,128.72          1
                                       7.625          4,246.76         77
                                       7.375          4,246.76
    WINTER PARK      FL   32789          5            07/26/01         00
    0433141405                           05           09/01/01          0
1


    5370770                              O            08/01/31
    0


    5462351          623/U57             F          650,000.00         ZZ
                                         180        646,188.95          1
                                       7.875          6,164.92         65
                                       7.625          6,164.92
    TUCSON           AZ   85750          5            07/18/01         00
    0433141355                           03           09/01/01          0
    1986208                              O            08/01/16
    0


    5462355          623/U57             F          650,000.00         ZZ
                                         360        649,168.19          1
                                       8.250          4,883.23         77
                                       8.000          4,883.23
    WINDERMERE       FL   34786          1            07/31/01         00
    0433141165                           05           09/01/01          0
    5371197                              O            08/01/31
    0


    5464245          W47/U56             F          135,000.00         ZZ
                                         180        134,536.37          1
                                       7.950            985.88         90
                                       7.450            985.88
    HILLSIDE         IL   60162          5            05/23/01         23
    0433108651                           05           06/29/01          0
    01040035                             O            05/29/16
    0


    5464246          R84/U56             F          150,300.00         ZZ
                                         180        149,944.41          1
                                      11.375          1,474.09         90
                                      10.875          1,474.09
    BATON ROUGE      LA   70817          1            03/15/01         23
    0433107356                           05           04/15/01          0
    1030151                              O            03/15/16
    0


    5464247          134/U57             F          118,400.00         ZZ
                                         360        117,948.17          1
                                      10.750          1,105.25         80
                                      10.250          1,105.25
    CENTREVILLE      MI   49032          5            12/20/00         00
    0433129806                           27           02/01/01          0
    10313526                             O            01/01/31
    0


1


    5464251          R84/U57             F          204,000.00         ZZ
                                         360        203,598.41          1
                                      10.625          1,885.16         68
                                      10.125          1,885.16
    CAMINO           CA   95709          5            04/24/01         00
    0433107307                           05           06/01/01          0
    24049                                O            05/01/31
    0


    5464252          N74/U57             F           30,800.00         ZZ
                                         180         30,609.27          1
                                       7.250            281.16         65
                                       7.000            281.16
    CHARLOTTESVILLE  VA   22903          2            07/23/01         00
    0433108305                           01           09/01/01          0
    29138010                             N            08/01/16
    0


    5464255          Q01/U56             F          127,500.00         ZZ
                                         360        126,983.84          1
                                       9.850          1,104.80         85
                                       9.350          1,104.80
    BLYTHEWOOD       SC   29016          5            01/23/01         23
    0433147667                           05           03/01/01          0
    44328                                O            02/01/31
    0


    5464256          Q01/U56             F           81,000.00         ZZ
                                         360         80,241.79          1
                                      11.250            786.73         90
                                      10.750            786.73
    BRIDGTON         ME   04009          5            12/22/00         23
    0433147410                           05           01/28/01          0
    44341                                O            12/28/30
    0


    5464257          Q01/U56             F           72,000.00         ZZ
                                         120         68,423.82          1
                                       8.930            909.35         80
                                       8.430            909.35
    RAEFORD          NC   28376          5            01/16/01         00
    0433147394                           27           02/22/01          0
    44385                                O            01/22/11
    0


    5464258          T51/U56             F           33,000.00         ZZ
                                         180         32,806.32          1
                                      11.990            339.19         38
                                      11.490            339.19
1


    CHICAGO          IL   60628          2            07/02/01         00
    0433109543                           05           08/02/01          0
    5516                                 N            07/02/16
    0


    5464264          R84/U57             F          238,500.00         ZZ
                                         360        237,581.35          1
                                       7.375          1,647.26         90
                                       6.875          1,647.26
    WOODLAND HILLS   CA   91303          2            04/20/01         23
    0433107273                           05           06/01/01          0
    998215879                            O            05/01/31
    0


    5466007          T08/U57             F          259,000.00         ZZ
                                         360        258,700.90          1
                                       8.750          2,037.55        100
                                       8.500          2,037.55
    WINTER PARK      FL   32789          1            07/31/01         10
    0433109626                           05           09/01/01         35
    11017052                             O            08/01/31
    0


    5466008          T08/U57             F           82,555.00         ZZ
                                         360         82,489.11          1
                                      10.500            755.16         95
                                      10.250            755.16
    LEESBURG         FL   34748          1            08/03/01         23
    0433108974                           05           09/01/01          0
    11017296                             O            08/01/31
    0


    5466009          T08/U57             F          135,000.00         ZZ
                                         360        134,851.97          2
                                       9.000          1,086.24         90
                                       8.750          1,086.24
    BLAIRSVILLE      GA   30512          1            07/27/01         04
    0433109659                           05           09/01/01         25
    11021557                             N            08/01/31
    0


    5466010          T08/U57             F           65,475.00         ZZ
                                         360         65,384.58          1
                                       7.875            474.74         97
                                       7.625            474.74
    LEHIGH ACRES     FL   33971          1            08/02/01         01
    0433109006                           05           09/01/01         35
    11021588                             O            08/01/31
    0
1




    5466011          T08/U57             F           98,156.00         ZZ
                                         360         97,972.83          1
                                       7.750            703.20         94
                                       7.500            703.20
    NORTH FORT MYER  FL   33903          1            08/01/01         01
    0433109014                           05           09/01/01         35
    11021589                             O            08/01/31
    0


    5466012          T08/U57             F           54,150.00         ZZ
                                         360         54,107.92          1
                                      10.625            500.40         95
                                      10.375            500.40
    LAKELAND         FL   33803          1            08/03/01         23
    0433109022                           05           09/01/01          0
    11061601                             O            08/01/31
    0


    5466013          T08/U57             F          134,100.00         ZZ
                                         360        134,022.84          1
                                       8.750          1,054.97         90
                                       8.500          1,054.97
    LAUDERHILL       FL   33351          1            08/03/01         10
    0433109725                           05           10/01/01         25
    11070977                             N            09/01/31
    0


    5466014          T08/U57             F           42,077.00         ZZ
                                         360         42,049.99          1
                                      11.500            416.68         86
                                      11.250            416.68
    TAMPA            FL   33604          1            08/03/01         23
    0433109048                           05           09/01/01          0
    11091389                             N            08/01/31
    0


    5466015          T08/U57             F           57,000.00         ZZ
                                         360         56,963.39          1
                                      11.500            564.47         95
                                      11.250            564.47
    TAMPA            FL   33610          1            07/31/01         23
    0433109055                           05           09/01/01          0
    11091414                             N            08/01/31
    0


    5466016          T08/U57             F          126,000.00         ZZ
                                         360        125,907.26          1
1


                                      10.875          1,188.04         90
                                      10.625          1,188.04
    BRADENTON        FL   34209          5            07/31/01         23
    0433109071                           05           09/01/01          0
    11160273                             O            08/01/31
    0


    5466017          T08/U57             F          117,800.00         ZZ
                                         360        117,686.67          1
                                       9.625          1,001.29         95
                                       9.375          1,001.29
    PALMETTO         FL   34221          2            07/31/01         11
    0433109790                           05           09/01/01         30
    11160274                             O            08/01/31
    0


    5466018          T08/U57             F          153,300.00         T
                                         360        153,201.54          1
                                      11.500          1,518.12         90
                                      11.250          1,518.12
    ORLANDO          FL   32809          1            08/03/01         23
    0433109097                           03           09/01/01          0
    14010846                             O            08/01/31
    0


    5466019          T08/U57             F           85,000.00         ZZ
                                         360         84,891.22          1
                                       8.250            638.58         97
                                       8.000            638.58
    INDIANAPOLIS     IN   46260          5            07/03/01         10
    0433109832                           05           09/01/01         35
    21030142                             O            08/01/31
    0


    5466020          T08/U57             F          386,000.00         ZZ
                                         360        385,395.94          1
                                       7.250          2,633.20         47
                                       7.000          2,633.20
    ROLLING HILLS E  CA   90274          2            08/02/01         00
    0433109105                           05           09/01/01          0
    21060240                             O            08/01/31
    0


    5466022          T08/U57             F          150,350.00         ZZ
                                         360        150,096.66          1
                                       6.875            987.69         97
                                       6.625            987.69
    LOS ANGELES      CA   90047          1            07/30/01         11
    0433109857                           05           09/01/01         30
1


    21060297                             O            08/01/31
    0


    5466025          T08/U57             F          118,655.00         ZZ
                                         360        118,521.47          1
                                       8.875            944.07         95
                                       8.625            944.07
    JACKSONVILLE     FL   32211          1            07/11/01         11
    0433109923                           05           09/01/01         30
    21060390                             O            08/01/31
    0


    5466026          T08/U57             F           65,000.00         ZZ
                                         360         64,907.95          1
                                       7.750            465.67        100
                                       7.500            465.67
    ORLANDO          FL   32805          1            08/06/01         01
    0433109154                           05           09/01/01         35
    21070060                             O            08/01/31
    0


    5466027          T08/U57             F           95,000.00         ZZ
                                         180         94,655.24          1
                                       7.375            873.93         72
                                       7.125            873.93
    ORLANDO          FL   32806          1            08/08/01         00
    0433109188                           05           10/01/01          0
    21070069                             O            09/01/16
    0


    5466028          T08/U57             F           38,400.00         ZZ
                                         360         38,382.55          1
                                       9.875            333.45         80
                                       9.625            333.45
    FORT LAUDERDALE  FL   33313          1            08/07/01         00
    0433110012                           01           10/01/01          0
    21070085                             N            09/01/31
    0


    5466029          T08/U57             F           57,475.00         ZZ
                                         360         57,418.24          1
                                       9.500            483.28         95
                                       9.250            483.28
    FORT MYERS       FL   33905          1            08/02/01         23
    0433110053                           05           09/01/01          0
    21070102                             O            08/01/31
    0


1


    5466030          T08/U57             F           73,000.00         ZZ
                                         360         72,901.71          1
                                       8.000            535.65        100
                                       7.750            535.65
    MOUNT HOLLY      NC   28120          1            08/02/01         01
    0433109204                           27           09/01/01         35
    21070118                             O            08/01/31
    0


    5466031          T08/U57             F           72,000.00         ZZ
                                         360         71,921.05          1
                                       9.000            579.33        100
                                       8.750            579.33
    ORLANDO          FL   32817          1            07/17/01         01
    0433109238                           03           09/01/01         35
    21070148                             O            08/01/31
    0


    5466032          T08/U57             F          115,463.00         ZZ
                                         360        115,375.67          1
                                      10.750          1,077.83         95
                                      10.500          1,077.83
    WINTER SPRINGS   FL   32708          1            07/17/01         23
    0433109253                           05           09/01/01          0
    21070149                             N            08/01/31
    0


    5466033          T08/U57             F          142,000.00         ZZ
                                         360        141,798.90          1
                                       7.750          1,017.31        100
                                       7.500          1,017.31
    LOS ANGELES      CA   90033          1            08/01/01         01
    0433109287                           05           09/01/01         35
    21070153                             O            08/01/31
    0


    5466034          T08/U57             F          157,500.00         ZZ
                                         360        157,287.94          1
                                       8.000          1,155.68         90
                                       7.750          1,155.68
    PLANT CITY       FL   33567          5            08/01/01         10
    0433110137                           03           09/01/01         25
    21070163                             O            08/01/31
    0


    5466035          T08/U57             F           90,250.00         ZZ
                                         360         90,163.17          1
                                       9.625            767.12         95
                                       9.375            767.12
1


    MIRAMAR          FL   33025          1            08/07/01         23
    0433109311                           03           09/01/01          0
    21070175                             O            08/01/31
    0


    5466036          T08/U57             F           61,750.00         ZZ
                                         360         61,685.73          1
                                       9.250            508.00         95
                                       9.000            508.00
    PLANT CITY       FL   33566          1            08/03/01         11
    0433110194                           05           09/01/01         30
    21070181                             O            08/01/31
    0


    5466037          T08/U57             F           71,175.00         ZZ
                                         360         71,081.57          1
                                       8.125            528.47         66
                                       7.875            528.47
    ORLANDO          FL   32805          1            07/26/01         00
    0433109337                           03           09/01/01          0
    21070183                             O            08/01/31
    0


    5466038          T08/U57             F           32,000.00         ZZ
                                         360         31,977.23          1
                                      11.125            307.77         80
                                      10.875            307.77
    JACKSONVILLE     FL   32211          1            08/03/01         00
    0433109352                           01           09/01/01          0
    21070209                             O            08/01/31
    0


    5466039          T08/U57             F           76,000.00         ZZ
                                         360         75,926.89          1
                                       9.625            645.99         95
                                       9.375            645.99
    RAYTOWN          MO   64133          5            07/31/01         23
    0433109402                           05           09/01/01          0
    21070242                             O            08/01/31
    0


    5466040          T08/U57             F          169,900.00         ZZ
                                         360        169,693.43          1
                                       8.500          1,306.38        100
                                       8.250          1,306.38
    NOBLESVILLE      IN   46060          1            07/31/01         11
    0433110244                           05           09/01/01         35
    21070249                             O            08/01/31
    0
1




    5466041          T08/U57             F           35,150.00         ZZ
                                         360         35,021.07          1
                                      10.500            321.53         95
                                      10.250            321.53
    CANTONMENT       FL   32533          5            08/02/01         23
    0433110251                           05           09/01/01          0
    21070261                             O            08/01/31
    0


    5466042          T08/U57             F           67,925.00         ZZ
                                         360         67,857.92          1
                                       9.500            571.15         95
                                       9.250            571.15
    SAINT PETERSBUR  FL   33713          1            08/07/01         23
    0433109428                           05           09/01/01          0
    21070306                             O            08/01/31
    0


    5466043          T08/U57             F           86,450.00         ZZ
                                         360         86,400.26          1
                                       8.750            680.10         95
                                       8.500            680.10
    DAVENPORT        FL   33897          1            08/08/01         23
    0433109451                           03           10/01/01          0
    21070311                             O            09/01/31
    0


    5466044          T08/U57             F          123,984.00         ZZ
                                         360        123,861.56          1
                                       9.500          1,042.52         95
                                       9.250          1,042.52
    DELTONA          FL   32725          1            07/31/01         23
    0433109477                           05           09/01/01          0
    21070320                             O            08/01/31
    0


    5466045          T08/U57             F          100,225.00         ZZ
                                         360        100,115.11          1
                                       9.000            806.43         95
                                       8.750            806.43
    KISSIMMEE        FL   34759          1            08/07/01         23
    0433109493                           03           09/01/01          0
    21070327                             O            08/01/31
    0


    5466046          T08/U57             F           92,055.00         ZZ
                                         360         91,927.89          1
1


                                       7.875            667.46         95
                                       7.625            667.46
    TALLAHASSEE      FL   32309          1            08/06/01         04
    0433110285                           05           09/01/01         30
    21070357                             O            08/01/31
    0


    5466047          T08/U57             F          274,400.00         ZZ
                                         360        273,939.37          1
                                       7.000          1,825.59         86
                                       6.750          1,825.59
    SAN GABRIEL      CA   91776          2            08/03/01         11
    0433110293                           05           10/01/01         25
    21070362                             O            09/01/31
    0


    5468847          286/286             F          924,000.00         ZZ
                                         360        922,624.21          1
                                       7.500          6,460.75         80
                                       7.250          6,460.75
    GAINESVILLE      GA   30504          1            07/17/01         00
    427217                               05           09/01/01          0
    427217                               O            08/01/31
    0


    5471306          E22/G01             F          389,200.00         ZZ
                                         360        388,925.30          1
                                       7.750          2,788.28         80
                                       7.500          2,788.28
    CORONADO         CA   92118          1            08/27/01         00
    0412877185                           05           10/01/01          0
    0412877185                           O            09/01/31
    0


    5472871          T08/U57             F          113,988.00         ZZ
                                         360        113,911.52          4
                                       8.000            836.40         95
                                       7.750            836.40
    FORT MYERS       FL   33907          1            08/14/01         01
    0433108172                           05           10/01/01         35
    11021594                             O            09/01/31
    0


    5472872          T08/U57             F          126,750.00         ZZ
                                         360        126,653.55          1
                                       7.375            875.43         95
                                       7.125            875.43
    CAPE CORAL       FL   33990          1            08/15/01         01
    0433110442                           05           10/01/01         35
1


    11021609                             O            09/01/31
    0


    5472873          T08/U57             F           66,500.00         ZZ
                                         360         66,474.96          1
                                      10.750            620.77         95
                                      10.500            620.77
    LEHIGH ACRES     FL   33971          1            08/14/01         23
    0433110459                           05           10/01/01          0
    11021615                             O            09/01/31
    0


    5472874          T08/U57             F          121,500.00         ZZ
                                         360        121,430.10          1
                                       8.750            955.84         90
                                       8.500            955.84
    NAPLES           FL   34119          1            08/15/01         11
    0433110830                           01           10/01/01         25
    11021652                             O            09/01/31
    0


    5472875          T08/U57             F           63,650.00         ZZ
                                         360         63,629.66          1
                                      11.500            630.32         95
                                      11.250            630.32
    TAMPA            FL   33605          1            08/14/01         23
    0433110475                           05           10/01/01          0
    11091436                             N            09/01/31
    0


    5472876          T08/U57             F          202,500.00         ZZ
                                         360        202,334.01          1
                                       7.000          1,347.24         45
                                       6.750          1,347.24
    TAMPA            FL   33634          2            08/07/01         00
    0433110483                           03           10/01/01          0
    11091440                             O            09/01/31
    0


    5472877          T08/U57             F           38,190.00         ZZ
                                         360         38,161.66          1
                                       7.500            267.03         95
                                       7.250            267.03
    PORT RICHEY      FL   34668          1            08/14/01         11
    0433110871                           05           10/01/01         25
    11110777                             O            09/01/31
    0


1


    5472878          T08/U57             F          130,500.00         ZZ
                                         360        130,414.63          1
                                       8.125            968.96         90
                                       7.875            968.96
    BRADENTON        FL   34210          1            08/15/01         10
    0433110889                           01           10/01/01         25
    11160278                             O            09/01/31
    0


    5472880          T08/U57             F           75,000.00         ZZ
                                         360         74,968.55          1
                                      10.250            672.08         89
                                      10.000            672.08
    ALTAMONTE SPRIN  FL   32714          1            08/17/01         23
    0433110491                           05           10/01/01          0
    11210231                             O            09/01/31
    0


    5472881          T08/U57             F           81,000.00         ZZ
                                         360         80,895.01          1
                                       8.250            608.53         95
                                       8.000            608.53
    WINTER SPRINGS   FL   32708          1            08/17/01         10
    0433110921                           09           10/01/01         30
    11210246                             O            09/01/31
    0


    5472883          T08/U57             F           78,850.00         ZZ
                                         360         78,520.04          1
                                       8.875            627.37         95
                                       8.625            627.37
    SAINT LOUIS      MO   63138          5            05/10/01         01
    0433110509                           05           07/01/01         35
    21040316                             O            06/01/31
    0


    5472884          T08/U57             F           46,406.00         ZZ
                                         360         46,321.07          1
                                       8.500            356.82         81
                                       8.250            356.82
    KANSAS CITY      MO   64130          5            06/20/01         01
    0433110517                           05           08/01/01         35
    21050008                             O            07/01/31
    0


    5472885          T08/U57             F           61,000.00         ZZ
                                         360         60,743.74          1
                                       8.000            447.60         68
                                       7.750            447.60
1


    PALM HARBOR      FL   34865          2            06/22/01         00
    0433110947                           01           08/01/01          0
    21050047                             O            07/01/31
    0


    5472886          T08/U57             F          134,045.00         ZZ
                                         360        133,945.52          1
                                       7.500            937.26         83
                                       7.250            937.26
    KISSIMMEE        FL   34743          1            08/15/01         04
    0433110962                           03           10/01/01         25
    21060293                             O            09/01/31
    0


    5472887          T08/U57             F           69,350.00         ZZ
                                         360         69,303.46          1
                                       8.000            508.87         95
                                       7.750            508.87
    JONESBOROUGH     TN   37659          5            08/14/01         01
    0433110533                           27           10/01/01         35
    21060345                             O            09/01/31
    0


    5472888          T08/U57             F          103,700.00         ZZ
                                         360        103,633.88          2
                                       8.250            779.06         85
                                       8.000            779.06
    LAKE WORTH       FL   33461          5            08/03/01         01
    0433110988                           05           10/01/01         12
    21070026                             O            09/01/31
    0


    5472889          T08/U57             F          104,400.00         ZZ
                                         360        104,329.95          1
                                       8.000            766.05         90
                                       7.750            766.05
    ORLANDO          FL   32803          1            08/16/01         04
    0433111010                           05           10/01/01         25
    21070151                             O            09/01/31
    0


    5472890          T08/U57             F           82,500.00         ZZ
                                         360         82,461.51          1
                                       9.750            708.80         75
                                       9.500            708.80
    WEST PALM BEACH  FL   33407          1            08/14/01         00
    0433110541                           05           10/01/01          0
    21070159                             N            09/01/31
    0
1




    5472891          T08/U57             F          224,000.00         ZZ
                                         360        223,871.12          4
                                       8.750          1,762.21         80
                                       8.500          1,762.21
    TOLEDO           OH   43614          5            08/16/01         00
    0433110558                           05           10/01/01          0
    21070173                             N            09/01/31
    0


    5472892          T08/U57             F           93,000.00         ZZ
                                         360         92,940.70          1
                                       8.250            698.68        100
                                       8.000            698.68
    SAINT AUGUSTINE  FL   32084          1            08/14/01         10
    0433111036                           09           10/01/01         35
    21070177                             O            09/01/31
    0


    5472893          T08/U57             F           70,500.00         ZZ
                                         360         70,415.07          1
                                       7.875            511.17         89
                                       7.625            511.17
    JACKSONVILLE     FL   32277          5            08/15/01         10
    0433111051                           05           10/01/01         25
    21070250                             O            09/01/31
    0


    5472894          T08/U57             F           55,000.00         ZZ
                                         360         54,972.23          1
                                       9.375            457.46         95
                                       9.125            457.46
    JACKSONVILLE     FL   32210          1            08/15/01         23
    0433110566                           05           10/01/01          0
    21070282                             O            09/01/31
    0


    5472895          T08/U57             F          135,000.00         ZZ
                                         360        134,870.12          1
                                       9.625          1,147.49         90
                                       9.375          1,147.49
    CORAL SPRINGS    FL   33065          5            08/03/01         23
    0433110574                           05           09/01/01          0
    21070324                             O            08/01/31
    0


    5472896          T08/U57             F           60,325.00         ZZ
                                         360         60,290.29          1
1


                                       8.750            474.58         95
                                       8.500            474.58
    NORTH FORT MYER  FL   33903          1            08/17/01         23
    0433110582                           05           10/01/01          0
    21070329                             O            09/01/31
    0


    5472897          T08/U57             F          201,760.00         ZZ
                                         360        201,637.77          2
                                       8.500          1,551.36         97
                                       8.250          1,551.36
    SOUTH GATE       CA   90280          1            08/09/01         01
    0433110590                           05           10/01/01         35
    21070336                             O            09/01/31
    0


    5472898          T08/U57             F          165,000.00         ZZ
                                         360        164,886.45          1
                                       7.875          1,196.36         79
                                       7.625          1,196.36
    SANTEE           CA   92071          1            08/13/01         00
    0433111119                           09           10/01/01          0
    21070349                             O            09/01/31
    0


    5472899          T08/U57             F           83,200.00         ZZ
                                         360         83,153.35          2
                                       8.875            661.98         80
                                       8.625            661.98
    LAKE WORTH       FL   33461          5            08/13/01         00
    0433110608                           05           10/01/01          0
    21070353                             O            09/01/31
    0


    5472900          T08/U57             F           56,700.00         ZZ
                                         360         56,660.98          1
                                       7.875            411.11         90
                                       7.625            411.11
    KANSAS CITY      MO   64131          5            08/13/01         01
    0433110616                           05           10/01/01         35
    21070361                             O            09/01/31
    0


    5472901          T08/U57             F           60,087.50         ZZ
                                         360         60,056.34          1
                                       9.250            494.33         95
                                       9.000            494.33
    LAUDERDALE LAKE  FL   33311          1            08/15/01         23
    0433110624                           01           10/01/01          0
1


    21070367                             O            09/01/31
    0


    5472902          T08/U57             F          109,250.00         ZZ
                                         360        109,190.33          1
                                       9.000            879.05         95
                                       8.750            879.05
    INDIANAPOLIS     IN   46254          1            08/15/01         23
    0433110657                           05           10/01/01          0
    21070372                             O            09/01/31
    0


    5472904          T08/U57             F           81,900.00         ZZ
                                         360         81,793.83          3
                                       9.000            658.99         90
                                       8.750            658.99
    HAMILTON         OH   45013          1            08/16/01         10
    0433111168                           05           10/01/01         25
    21070385                             N            09/01/31
    0


    5472905          T08/U57             F           63,650.00         ZZ
                                         360         63,613.38          1
                                       8.750            500.73         95
                                       8.500            500.73
    DENVER           CO   80231          1            08/14/01         10
    0433111184                           01           10/01/01         30
    21080007                             O            09/01/31
    0


    5472906          T08/U57             F           40,000.00         ZZ
                                         180         39,886.94          1
                                       8.250            388.06         80
                                       8.000            388.06
    DEBARY           FL   32713          1            08/10/01         00
    0433110665                           05           10/01/01          0
    21080016                             N            09/01/16
    0


    5472907          T08/U57             F          221,186.00         ZZ
                                         360        221,017.69          1
                                       7.375          1,527.68         74
                                       7.125          1,527.68
    LAMPE            MO   65681          1            08/17/01         00
    0433110673                           05           10/01/01          0
    21080021                             O            09/01/31
    0


1


    5472908          T08/U57             F          101,520.00         ZZ
                                         360        101,455.26          1
                                       8.250            762.69         80
                                       8.000            762.69
    JUPITER          FL   33458          1            08/16/01         00
    0433110681                           09           10/01/01          0
    21080041                             N            09/01/31
    0


    5472909          T08/U57             F           72,000.00         ZZ
                                         360         71,964.58          3
                                       9.500            605.42         90
                                       9.250            605.42
    TALLAHASSEE      FL   32310          1            08/10/01         10
    0433111218                           05           10/01/01         30
    21080068                             O            09/01/31
    0


    5472910          T08/U57             F          247,000.00         ZZ
                                         360        246,861.53          1
                                       8.875          1,965.24         95
                                       8.625          1,965.24
    ORLANDO          FL   32837          1            08/15/01         23
    0433111234                           03           10/01/01          0
    21080075                             O            09/01/31
    0


    5472911          T08/U57             F          308,750.00         ZZ
                                         360        308,605.95          1
                                       9.750          2,652.64         95
                                       9.500          2,652.64
    DELRAY BEACH     FL   33445          1            08/15/01         23
    0433110699                           05           10/01/01          0
    21080114                             O            09/01/31
    0


    5472912          T08/U57             F          161,990.00         ZZ
                                         360        161,881.30          1
                                       8.000          1,188.63         97
                                       7.750          1,188.63
    SOUTH EUCLID     OH   44121          1            08/15/01         01
    0433110707                           05           10/01/01         35
    21080129                             O            09/01/31
    0


    5472913          T08/U57             F           49,500.00         ZZ
                                         360         49,476.91          1
                                       9.750            425.28         90
                                       9.500            425.28
1


    SAINT PETERSBUR  FL   33713          1            08/16/01         23
    0433110715                           05           10/01/01          0
    21080148                             O            09/01/31
    0


    5472914          T08/U57             F          172,000.00         ZZ
                                         180        171,486.22          4
                                       7.625          1,606.70         80
                                       7.375          1,606.70
    MIAMI            FL   33130          1            08/15/01         00
    0433110723                           05           10/01/01          0
    21080172                             O            09/01/16
    0


    5473928          E63/U57             F          156,750.00         ZZ
                                         360        156,437.18          1
                                       9.490          1,316.90         75
                                       8.990          1,316.90
    GLENDALE         AZ   85308          2            05/24/01         00
    0433111267                           03           07/01/01          0
    1000005042                           O            06/01/31
    0


    5473930          E63/U57             F           61,600.00         ZZ
                                         360         61,513.08          1
                                       9.749            529.19         80
                                       9.249            529.19
    NORTH PORT       FL   34287          1            06/05/01         00
    0433111291                           05           08/01/01          0
    1000005512                           O            07/01/31
    0


    5473936          E63/U57             F          258,400.00         ZZ
                                         360        258,089.23          1
                                      10.500          2,363.69         80
                                      10.000          2,363.69
    MARSHFIELD       MA   02050          1            06/12/01         00
    0433111366                           05           08/01/01          0
    1000008470                           O            07/01/31
    0


    5473937          E63/U57             F           67,900.00         ZZ
                                         180         67,673.38          1
                                      11.500            672.41         85
                                      11.000            672.41
    SHARON HILL      PA   19079          1            11/02/00         23
    0433111382                           07           01/01/01          0
    2000005589                           O            12/01/15
    0
1




    5477028          286/286             F          395,000.00         ZZ
                                         180        390,819.80          1
                                       7.250          3,605.81         80
                                       7.000          3,605.81
    CRANSTON         RI   02920          5            06/20/01         00
    9859658                              05           08/01/01          0
    9859658                              O            07/01/16
    0


    5477029          286/286             F          300,000.00         ZZ
                                         180        299,073.91          4
                                       7.250          2,738.59         60
                                       7.000          2,738.59
    OAKLAND          CA   94610          2            08/02/01         00
    9871015                              05           10/01/01          0
    9871015                              O            09/01/16
    0


    5477069          286/286             F          900,000.00         ZZ
                                         360        898,591.58          1
                                       7.250          6,139.59         90
                                       7.000          6,139.59
    CHESTER          NJ   07930          5            07/16/01         00
    145770                               05           09/01/01          0
    145770                               O            08/01/31
    0


    5477070          286/286             F          580,000.00         ZZ
                                         360        579,157.75          1
                                       7.625          4,105.21         75
                                       7.375          4,105.21
    CASTLE ROCK      CO   80104          5            07/13/01         00
    322357                               05           09/01/01          0
    322357                               O            08/01/31
    0


    5477071          286/286             F          517,000.00         ZZ
                                         360        516,267.84          1
                                       7.750          3,703.86         60
                                       7.500          3,703.86
    OCCIDENTAL       CA   95465          5            07/10/01         00
    342031                               05           09/01/01          0
    342031                               O            08/01/31
    0


    5477072          286/286             F          304,000.00         ZZ
                                         360        303,547.35          1
1


                                       7.500          2,125.62         80
                                       7.250          2,125.62
    TOPANGA          CA   90290          1            07/09/01         00
    342513                               05           09/01/01          0
    342513                               O            08/01/31
    0


    5477073          286/286             F          379,500.00         ZZ
                                         360        378,989.02          1
                                       8.000          2,784.64         75
                                       7.750          2,784.64
    LA CANADA FLINT  CA   91011          2            07/16/01         00
    342916                               05           09/01/01          0
    342916                               O            08/01/31
    0


    5477074          286/286             F          333,350.00         ZZ
                                         360        332,853.65          1
                                       7.500          2,330.84         90
                                       7.250          2,330.84
    SAN CLEMENTE     CA   92673          1            07/12/01         12
    347695                               05           09/01/01         17
    347695                               O            08/01/31
    0


    5477075          286/286             F          448,300.00         T
                                         360        447,632.52          1
                                       7.500          3,134.58         81
                                       7.250          3,134.58
    SEA ISLE CITY    NJ   08243          2            07/16/01         00
    402143                               01           09/01/01          0
    402143                               O            08/01/31
    0


    5477076          286/286             F          403,200.00         ZZ
                                         360        402,629.00          1
                                       7.750          2,888.58         80
                                       7.500          2,888.58
    BEND             OR   97702          5            07/17/01         00
    419542                               03           09/01/01          0
    419542                               O            08/01/31
    0


    5477077          286/286             F          272,000.00         ZZ
                                         360        271,434.74          1
                                       7.875          1,972.19         80
                                       7.625          1,972.19
    RED WING         MN   55066          5            06/21/01         00
    439042                               05           08/01/01          0
1


    439042                               O            07/01/31
    0


    5477078          286/286             F          525,000.00         ZZ
                                         360        524,256.53          1
                                       7.750          3,761.16         88
                                       7.500          3,761.16
    SCOTTSDALE       AZ   85259          5            07/18/01         00
    441187                               03           09/01/01          0
    441187                               O            08/01/31
    0


    5477079          286/286             F          352,000.00         ZZ
                                         360        351,449.16          1
                                       7.250          2,401.26         80
                                       7.000          2,401.26
    OAK HILL         VA   20171          5            07/18/01         00
    442340                               05           09/01/01          0
    442340                               O            08/01/31
    0


    5477080          286/286             F          353,000.00         ZZ
                                         360        352,474.40          2
                                       7.500          2,468.23         75
                                       7.250          2,468.23
    WASHINGTON       DC   20003          5            07/09/01         00
    442425                               05           09/01/01          0
    442425                               O            08/01/31
    0


    5477081          286/286             F          380,350.00         ZZ
                                         360        379,476.39          1
                                       7.375          2,626.99         95
                                       7.125          2,626.99
    FLOWER MOUND     TX   75028          1            06/28/01         04
    443334                               03           08/01/01         30
    443334                               O            07/01/31
    0


    5477082          286/286             F          385,000.00         ZZ
                                         360        384,412.30          1
                                       7.375          2,659.10         75
                                       7.125          2,659.10
    WAYZATA          MN   55391          1            07/18/01         00
    446039                               05           09/01/01          0
    446039                               O            08/01/31
    0


1


    5477083          286/286             F          536,000.00         ZZ
                                         360        535,201.91          1
                                       7.500          3,747.80         80
                                       7.250          3,747.80
    METAMORA         MI   48455          5            07/16/01         00
    449316                               05           09/01/01          0
    449316                               O            08/01/31
    0


    5477084          286/286             F          740,000.00         ZZ
                                         360        738,925.40          1
                                       7.625          5,237.68         80
                                       7.375          5,237.68
    PLANO            TX   75093          1            07/18/01         00
    476227                               05           09/01/01          0
    476227                               O            08/01/31
    0


    5477085          286/286             F          400,000.00         ZZ
                                         360        399,703.14          1
                                       7.500          2,796.86         85
                                       7.250          2,796.86
    PORT ORCHARD     WA   98366          1            08/08/01         10
    9771349                              05           10/01/01         25
    9771349                              O            09/01/31
    0


    5477086          286/286             F          331,000.00         ZZ
                                         360        330,772.21          1
                                       7.875          2,399.98         79
                                       7.625          2,399.98
    BRENTWOOD        CA   94513          5            08/02/01         00
    9842889                              05           10/01/01          0
    9842889                              O            09/01/31
    0


    5477099          286/286             F          175,000.00         ZZ
                                         360        174,863.48          1
                                       7.250          1,193.81         62
                                       7.000          1,193.81
    MORRISVILLE      PA   19067          5            08/15/01         00
    9880493                              05           10/01/01          0
    9880493                              O            09/01/31
    0


    5478038          S29/U57             F          450,000.00         ZZ
                                         360        449,555.57          1
                                       9.500          3,783.84         70
                                       9.000          3,783.84
1


    SAN JOSE         CA   95127          5            07/25/01         00
    0433119567                           05           09/01/01          0
    012645                               O            08/01/31
    0


    5480326          E45/U57             F           40,200.00         ZZ
                                         360         40,119.98          1
                                       9.500            338.02        100
                                       9.000            338.02
    VIDALIA          GA   30474          1            07/06/01         23
    0433112604                           05           08/01/01          0
    144267                               O            07/01/31
    0


    5485137          S48/S48             F          370,000.00         ZZ
                                         180        364,169.15          1
                                       7.375          3,403.72         68
                                       7.125          3,403.72
    GERMANTOWN       MD   20874          2            04/19/01         00
    0029546942                           05           06/01/01          0
    0029546942                           O            05/01/16
    0


    5485174          M50/U57             F           87,000.00         ZZ
                                         180         86,850.35          1
                                      11.250            845.00         75
                                      10.750            845.00
    CLEVELAND        TX   77327          1            04/30/01         00
    0433114543                           05           06/01/01          0
    126243                               O            05/01/16
    0


    5485188          M50/U57             F          177,750.00         ZZ
                                         180        177,556.77          1
                                      12.300          1,869.51         75
                                      11.800          1,869.51
    SOUTHFIELD       MI   48076          1            05/31/01         00
    0433114501                           05           07/01/01          0
    276433                               O            06/01/16
    0


    5485189          M50/U57             F           72,900.00         ZZ
                                         180         72,833.63          2
                                      14.100            869.54         90
                                      13.600            869.54
    ST LOUIS         MO   63116          5            04/12/01         23
    0433114519                           05           06/01/01          0
    316175                               N            05/01/16
    0
1




    5485190          M50/U57             F           68,000.00         ZZ
                                         180         67,950.21          1
                                      10.900            642.45         80
                                      10.400            642.45
    VICKSBURG        MS   39180          5            07/05/01         00
    0433114527                           05           09/01/01          0
    326694                               O            08/01/16
    0


    5485879          696/G01             F          231,900.00         ZZ
                                         360        231,736.33          1
                                       7.750          1,661.36         80
                                       7.500          1,661.36
    ALEXANDRIA       VA   22315          1            08/17/01         00
    0433136827                           09           10/01/01          0
    24601210                             O            09/01/31
    0


    5486102          E47/U57             F          103,500.00         ZZ
                                         360        103,210.06          1
                                       9.950            904.47         90
                                       9.700            904.46
    BALTIMORE        MD   21206          5            05/11/01         23
    0433116118                           05           07/01/01          0
    4322792426                           O            06/01/31
    0


    5495004          N74/U56             F           85,000.00         ZZ
                                         360         84,865.73          1
                                      10.590            783.25         71
                                      10.090            783.25
    MACCLESFIELD     NC   27852          1            06/04/01         23
    0433148574                           27           07/04/01          0
    29116510                             O            06/04/31
    0


    5495005          N74/U56             F           76,000.00         ZZ
                                         360         75,922.65          1
                                      11.270            739.31         84
                                      10.770            739.31
    ROCK HILL        SC   29730          5            07/23/01         23
    0433148608                           05           08/27/01          0
    29131010                             O            07/27/31
    0


    5495010          U59/U56             F          143,920.00         ZZ
                                         360        143,804.54          1
1


                                      12.350          1,519.27         80
                                      11.850          1,519.27
    LAKE CARMEL      NY   10512          1            07/09/01         00
    0433158284                           05           08/09/01          0
    800853801                            O            07/09/31
    0


    5496508          T68/U56             F           72,250.00         ZZ
                                         360         72,058.30          1
                                      10.100            639.39         85
                                       9.600            639.39
    FOLEY            AL   36535          2            03/07/01         23
    0433119435                           05           05/01/01          0
    62120266                             O            04/01/31
    0


    5496509          T68/U56             F           58,000.00         ZZ
                                         120         56,250.99          1
                                       9.850            761.66         80
                                       9.350            761.66
    DAPHNE           AL   36526          2            03/14/01         00
    0433119070                           05           05/01/01          0
    62134135                             N            04/01/11
    0


    5496510          T68/U56             F          250,000.00         ZZ
                                         240        248,071.44          1
                                      10.350          2,470.82         77
                                       9.850          2,470.82
    PLANO            TX   75023          5            03/16/01         00
    0433119484                           05           05/01/01          0
    62135840                             O            04/01/21
    0


    5496512          T68/U56             F          200,000.00         ZZ
                                         360        199,701.58          1
                                      11.900          2,041.85         50
                                      11.400          2,041.85
    DALLAS           TX   75214          2            04/24/01         00
    0433119096                           05           06/01/01          0
    62152923                             O            05/01/31
    0


    5496513          T68/U56             F        1,310,400.00         ZZ
                                         360      1,303,199.68          1
                                       8.000          9,615.25         80
                                       7.500          9,615.25
    FORT MYERS       FL   33901          1            01/23/01         00
    0433118965                           05           03/01/01          0
1


    62155671                             O            02/01/31
    0


    5496515          T68/U56             F          151,360.00         ZZ
                                         360        151,037.17          1
                                      10.250          1,356.34         88
                                       9.750          1,356.34
    BIRMINGHAM       AL   35243          2            04/25/01         23
    0433119500                           05           06/01/01          0
    62566132                             O            05/01/31
    0


    5499071          076/076             F          312,000.00         ZZ
                                         360        311,301.00          1
                                       7.500          2,181.55         73
                                       7.250          2,181.55
    RANDOLPH         NJ   07869          5            06/21/01         00
    5431343                              05           08/01/01          0
    5431343                              O            07/01/31
    0


    5499072          076/076             F          550,000.00         ZZ
                                         360        549,139.30          1
                                       7.250          3,751.97         80
                                       7.000          3,751.97
    TAMPA            FL   33609          1            07/27/01         00
    5451435                              05           09/01/01          0
    5451435                              O            08/01/31
    0


    5506446          944/U57             F          126,400.00         ZZ
                                         360        126,156.53          1
                                       8.250            949.61         80
                                       8.000            949.61
    MISSION VIEJO    CA   92691          1            06/26/01         00
    0433142858                           01           08/01/01          0
    W88020161                            N            07/01/31
    0


    5506590          N11/U56             F           67,200.00         T
                                         360         67,154.41          1
                                      11.250            652.69         80
                                      10.750            652.69
    GULF SHORES      AL   36542          1            08/07/01         00
    0433126141                           20           09/07/01          0
    1                                    O            08/07/31
    0


1


    5508470          944/U57             F          239,900.00         ZZ
                                         360        239,734.89          1
                                       7.875          1,739.45         80
                                       7.625          1,739.45
    OCEANSIDE        CA   92054          1            08/03/01         00
    0433157757                           05           10/01/01          0
    W88021349                            O            09/01/31
    0


    5508741          Q72/W10             A           23,800.00         ZZ
                                         240         23,059.10          1
                                      12.990            278.67         70
                                      12.490            278.67
    HOUSTON          TX   77088          5            03/26/99         00
    0001749019                           05           05/01/99          0
    0087526406                           O            04/01/19
    0


    5508890          944/U57             F          152,000.00         ZZ
                                         360        151,767.97          1
                                       7.375          1,049.83         80
                                       7.125          1,049.83
    TEMECULA         CA   92592          5            07/25/01         00
    0433140118                           05           09/01/01          0
    W88021278                            O            08/01/31
    0


    5509523          944/U57             F          120,000.00         ZZ
                                         360        119,854.09          1
                                       8.500            922.70         78
                                       8.250            922.70
    COULTERVILLE     CA   95311          2            07/20/01         00
    0433157922                           05           09/01/01          0
    W01053024                            O            08/01/31
    0


    5509886          Q72/W10             A           37,100.00         ZZ
                                         180         34,236.86          1
                                      12.100            447.65         76
                                      11.600            447.65
    INDIANOLA        MS   38751          5            12/11/98         00
    0100718543                           05           02/01/99          0
    0100718543                           O            01/01/14
    0


    5510068          Q72/W10             A           15,100.00         ZZ
                                         360         14,876.77          1
                                      10.950            143.23         80
                                      10.450            143.23
1


    MESQUITE         TX   75149          5            10/21/98         00
    0001738533                           05           12/01/98          0
    0103309225                           O            11/01/28
    0


    5510239          Q72/W10             A           60,300.00         ZZ
                                         360         59,643.93          1
                                      12.600            648.24         63
                                      12.100            648.24
    RACINE           WI   53403          5            09/21/98         00
    0105801211                           05           11/01/98          0
    0105801211                           O            10/01/28
    0


    5510357          225/U57             F          306,000.00         ZZ
                                         360        305,364.06          1
                                       7.875          2,218.72         85
                                       7.625          2,218.72
    PORTLAND         OR   97236          5            06/19/01         00
    0433147352                           05           08/01/01          0
    7281432                              O            07/01/31
    0


    5511152          W02/U56             F          119,700.00         ZZ
                                         180        118,561.70          1
                                      10.300          1,308.36         95
                                       9.800          1,308.36
    CHICAGO          IL   60643          5            06/21/01         23
    0433124633                           05           07/26/01          0
    SCOTT                                O            06/26/16
    0


    5511367          225/U57             F          166,500.00         ZZ
                                         360        166,153.95          3
                                       7.875          1,207.25         90
                                       7.625          1,207.25
    PROVIDENCE       RI   02909          1            07/06/01         00
    0433147337                           05           08/01/01          0
    7275497                              N            07/01/31
    0


    5511567          Q72/W10             A           91,280.00         ZZ
                                         360         89,816.74          1
                                      10.550            838.39         80
                                      10.050            838.39
    MACON            GA   31220          5            10/23/98         00
    0001738202                           05           12/15/98          0
    101416352                            O            11/15/28
    0
1




    5512043          225/U57             F          194,750.00         ZZ
                                         360        194,273.02          3
                                       8.500          1,497.46         95
                                       8.250          1,497.46
    CHICAGO          IL   60653          1            05/21/01         00
    0433147329                           05           07/01/01          0
    7248876                              O            06/01/31
    0


    5512769          Q72/W60             A           40,000.00         ZZ
                                         180         38,887.45          1
                                      15.000            559.84         49
                                      14.500            546.72
    EDGEWOOD         MD   21040          5            04/25/00         00
    7867740                              09           06/01/00          0
    0899030001                           O            05/01/15
    0


    5519435          Q64/U57             F           40,800.00         ZZ
                                         360         40,763.61          1
                                      11.875            415.76         85
                                      11.375            415.76
    MEMPHIS          TN   38112          5            06/01/01         23
    0433128238                           05           08/01/01          0
    0302004502                           O            07/01/31
    0


    5524755          Q64/U56             F          151,900.00         ZZ
                                         360        151,726.89          1
                                      10.750          1,417.96         95
                                      10.250          1,417.96
    STONE MOUNTAIN   GA   30087          1            06/26/01         23
    0433146800                           05           08/01/01          0
    0102031101                           O            07/01/31
    0


    5524901          Q64/U56             F          166,250.00         ZZ
                                         360        166,070.52          4
                                      11.000          1,583.24         95
                                      10.500          1,583.24
    WEST PALM BEACH  FL   33405          1            06/11/01         23
    0433146271                           05           08/01/01          0
    0101976702                           O            07/01/31
    0


    5535002          Q64/U57             F          106,650.00         ZZ
                                         360        106,605.27          1
1


                                      10.250            955.70         90
                                       9.750            955.70
    GAINESVILLE      FL   32605          1            08/21/01         23
    0433147956                           05           10/01/01          0
    0102283801                           O            09/01/31
    0


    5539970          T08/U57             F           39,600.00         ZZ
                                         360         39,576.63          2
                                       8.625            308.00         90
                                       8.375            308.00
    INDIANAPOLIS     IN   46208          1            08/21/01         04
    0433133329                           05           10/01/01         25
    21070165                             N            09/01/31
    0


    5539973          T08/U57             F          101,750.00         ZZ
                                         360        101,681.72          1
                                       8.000            746.61         99
                                       7.750            746.61
    DUDLEY           NC   28333          1            08/23/01         01
    0433133378                           27           10/01/01         35
    21070257                             O            09/01/31
    0


    5539983          T08/U57             F          424,000.00         ZZ
                                         360        423,669.24          1
                                       7.250          2,892.43         78
                                       7.000          2,892.43
    BELTON           MO   64012          2            08/15/01         00
    0433133469                           03           10/01/01          0
    21080013                             O            09/01/31
    0


    5539995          T08/U57             F           48,000.00         ZZ
                                         360         47,973.09          1
                                       8.875            381.91         80
                                       8.625            381.91
    ANDERSON         IN   46016          1            08/21/01         00
    0433133576                           05           10/01/01          0
    21080167                             N            09/01/31
    0


    5539996          T08/U57             F          118,655.00         ZZ
                                         360        118,612.69          1
                                      11.000          1,129.98         95
                                      10.750          1,129.98
    ORLANDO          FL   32807          1            08/20/01         23
    0433133584                           05           10/01/01          0
1


    21080174                             O            09/01/31
    0


    5545011          W47/U56             F          120,000.00         ZZ
                                         180        119,737.57          1
                                       9.050            969.87         86
                                       8.550            969.87
    MINNEAPOLIS      MN   55417          1            06/28/01         23
    0433174307                           05           07/28/01          0
    10612                                N            06/28/16
    0


    5545012          W47/U56             F          182,750.00         ZZ
                                         180        182,582.38          2
                                       9.850          1,583.54         85
                                       9.350          1,583.54
    CHICAGO          IL   60639          5            08/03/01         23
    0433174026                           05           09/08/01          0
    1359                                 O            08/08/16
    0


    5548058          Q64/U57             F          168,300.00         ZZ
                                         360        168,146.43          1
                                       9.875          1,461.44         85
                                       9.375          1,461.44
    WELLINGTON       FL   33414          1            07/27/01         23
    0433155298                           05           09/01/01          0
    0102175007                           O            08/01/31
    0


    5549802          Q78/G01             F          124,120.00         ZZ
                                         180        124,052.06          1
                                       8.990            997.81        107
                                       8.740            997.81
    INDIANAPOLIS     IN   46235          2            08/27/01         23
    0433188471                           05           10/01/01          0
    692344                               O            09/01/16
    0


    5549942          L99/U57             F          165,750.00         ZZ
                                         360        165,698.76          1
                                      11.650          1,660.40         85
                                      11.150          1,660.40
    STONE MOUNTAIN   GA   30087          1            08/14/01         23
    0433170594                           05           10/01/01          0
    211334                               O            09/01/31
    0


1


    5550574          944/U57             F          156,000.00         ZZ
                                         360        155,469.62          4
                                       8.000          1,144.68         80
                                       7.750          1,144.68
    PHOENIX          AZ   85003          5            04/13/01         00
    0433157872                           05           06/01/01          0
    W88006997                            O            05/01/31
    0


    5558663          N74/U57             F          250,000.00         ZZ
                                         360        249,682.12          1
                                      11.590          2,492.91         42
                                      11.340          2,492.91
    SUNSET BEACH     NC   28468          5            05/30/01         00
    0433154440                           01           07/04/01          0
    29089510                             O            06/04/31
    0


    5558834          665/U56             F           89,000.00         ZZ
                                         360         88,946.09          1
                                       8.500            684.33         80
                                       8.250            684.33
    CUDAHY           WI   53110          1            08/03/01         00
    0433143310                           05           10/01/01          0
    88102168                             O            09/01/31
    0


    5558838          665/U56             F           45,200.00         ZZ
                                         360         45,175.95          1
                                       9.125            367.76         80
                                       8.875            367.76
    WICHITA          KS   67211          1            08/03/01         00
    0433143393                           05           10/01/01          0
    88102213                             N            09/01/31
    0


    5558841          665/U56             F           80,800.00         ZZ
                                         360         80,762.30          1
                                       9.750            694.20         80
                                       9.500            694.20
    GRAND RAPIDS     MI   49506          5            08/17/01         00
    0433143450                           05           10/01/01          0
    88102240                             N            09/01/31
    0


    5558846          665/U56             F           55,200.00         ZZ
                                         360         55,174.25          2
                                       9.750            474.25         80
                                       9.500            474.25
1


    NASHVILLE        TN   37207          1            08/10/01         00
    0433143534                           05           10/01/01          0
    88102254                             N            09/01/31
    0


    5558847          665/U56             F          102,600.00         T
                                         360        102,559.23          1
                                      10.500            938.52         95
                                      10.250            938.52
    NESBIT           MS   38651          1            08/08/01         23
    0433143161                           05           10/01/01          0
    88102269                             O            09/01/31
    0


    5558849          665/U56             F          220,800.00         ZZ
                                         360        220,688.50          4
                                       9.375          1,836.50         80
                                       9.125          1,836.50
    HOWELL           MI   48843          1            08/22/01         00
    0433143559                           05           10/01/01          0
    88102272                             N            09/01/31
    0


    5558851          665/U56             F          184,000.00         ZZ
                                         360        183,873.37          1
                                       7.875          1,334.13         69
                                       7.625          1,334.13
    SECAUCUS         NJ   07094          5            08/16/01         00
    0433143575                           05           10/01/01          0
    88102286                             O            09/01/31
    0


    5558853          665/U56             F          196,000.00         ZZ
                                         360        195,903.60          2
                                       9.500          1,648.07         80
                                       9.250          1,648.07
    ENGLEWOOD        CO   80110          1            08/06/01         00
    0433143625                           05           10/01/01          0
    88102311                             O            09/01/31
    0


    5558854          665/U56             F           59,500.00         ZZ
                                         360         59,476.36          1
                                      10.500            544.27         85
                                      10.250            544.27
    SHARON           PA   16146          5            08/24/01         23
    0433143187                           05           10/01/01          0
    88102322                             N            09/01/31
    0
1




    5558856          665/U56             F        1,000,000.00         ZZ
                                         360        999,439.38          1
                                       8.875          7,956.45         73
                                       8.625          7,956.45
    TARZANA          CA   91356          1            08/21/01         00
    0433143666                           05           10/01/01          0
    88102350                             O            09/01/31
    0


    5561793          T68/U56             F          132,300.00         ZZ
                                         360        132,117.27          1
                                      12.250          1,386.37         62
                                      11.750          1,386.37
    FLOWER MOUND     TX   75028          5            04/25/01         00
    0433153483                           05           06/01/01          0
    62149280                             O            05/01/31
    0


    5574287          J40/U57             F           31,200.00         ZZ
                                         360         31,167.38          1
                                      12.475            332.38         60
                                      11.975            332.38
    BARTOW           FL   33830          5            05/23/01         00
    0433188786                           27           07/01/01          0
    1054504                              O            06/01/31
    0


    5588810          W78/U56             F           57,300.00         ZZ
                                         360         57,240.37          1
                                       9.250            471.39         72
                                       8.750            471.39
    DAWSONVILLE      GA   30534          5            07/31/01         00
    0433173077                           05           09/01/01          0
    50008137                             O            08/01/31
    0


    5635426          W06/U56             F           43,200.00         ZZ
                                         180         42,899.58          1
                                      11.790            437.39         80
                                      11.290            437.39
    RICHMOND         IN   47374          5            01/11/00         00
    0433184090                           05           02/18/00          0
    50002524                             O            01/18/15
    0


    5635427          W06/U56             F           20,000.00         ZZ
                                         180         19,078.79          1
1


                                      11.490            233.51         58
                                      10.990            233.51
    ALLIANCE         OH   44601          5            02/17/00         00
    0433184124                           05           03/17/00          0
    50002605                             N            02/17/15
    0


    5635430          W06/U56             F           37,440.00         ZZ
                                         180         37,123.12          2
                                      10.990            356.27         94
                                      10.490            356.27
    MOLINE           IL   61265          2            01/26/00         23
    0433181336                           05           03/01/00          0
    50002910                             O            02/01/15
    0


    5635435          W06/U56             F           96,928.00         ZZ
                                         180         96,499.62          1
                                      12.190          1,011.21         84
                                      11.690          1,011.21
    AKRON            OH   44312          2            06/26/00         23
    0433181385                           05           08/01/00          0
    50003303                             O            07/01/15
    0


    5635437          W06/U56             F           78,795.00         ZZ
                                         180         78,229.02          1
                                      10.840            740.88         88
                                      10.340            740.88
    COLUMBUS         OH   43232          5            03/27/00         23
    0433181393                           05           05/01/00          0
    50003910                             O            04/01/15
    0


    5635443          W06/U56             F           41,300.00         ZZ
                                         360         41,070.71          1
                                      12.590            443.67         70
                                      12.090            443.67
    CANTON           OH   44705          2            02/09/00         00
    0433184322                           05           03/14/00          0
    50004488                             N            02/14/30
    0


    5635447          W06/U56             F           55,125.00         ZZ
                                         180         54,754.11          1
                                      11.990            566.60         91
                                      11.490            566.60
    RICHMOND         IN   47374          5            03/27/00         23
    0433184363                           05           05/01/00          0
1


    50005099                             O            04/01/15
    0


    5635448          W06/U56             F           56,355.00         ZZ
                                         180         55,830.09          1
                                      10.140            500.40         87
                                       9.640            500.40
    DAYTON           OH   45407          2            02/03/00         23
    0433181476                           05           03/10/00          0
    50005125                             O            02/10/15
    0


    5635449          W06/U56             F           40,162.00         ZZ
                                         180         38,345.95          1
                                      11.140            460.02         90
                                      10.640            460.02
    MOLINE           IL   61265          5            02/17/00         23
    0433181484                           05           04/01/00          0
    50005637                             O            03/01/15
    0


    5635454          W06/U56             F           83,334.00         ZZ
                                         180         82,860.66          1
                                      11.690            837.35         93
                                      11.190            837.35
    DES MOINES       IA   50315          1            05/05/00         23
    0433184447                           05           06/05/00          0
    50006117                             O            05/05/15
    0


    5635463          W06/U56             F           84,120.00         ZZ
                                         180         83,675.45          1
                                      11.540            835.60         94
                                      11.040            835.60
    CUYAHOGA FALLS   OH   44221          1            08/10/00         23
    0433181633                           05           09/10/00          0
    50006749                             O            08/10/15
    0


    5635465          W06/U56             F           86,850.00         ZZ
                                         180         86,474.73          1
                                      11.940            889.34         91
                                      11.440            889.34
    WHEELERSBURG     OH   45694          5            08/30/00         23
    0433181682                           05           10/05/00          0
    50006796                             O            09/05/15
    0


1


    5635469          W06/U56             F           83,430.00         ZZ
                                         360         83,085.01          1
                                      11.790            844.71         93
                                      11.290            844.71
    CENTERVILLE      IN   47330          2            08/14/00         23
    0433181708                           27           10/01/00          0
    50007194                             O            09/01/30
    0


    5635471          W06/U56             F           48,668.00         ZZ
                                         180         48,456.64          1
                                      12.590            522.81         93
                                      12.090            522.81
    SIOUX CITY       IA   51105          5            05/25/00         23
    0433181724                           05           07/01/00          0
    50007311                             O            06/01/15
    0


    5635475          W06/U56             F           55,640.00         ZZ
                                         180         35,003.64          1
                                      13.590            641.25         78
                                      13.090            641.25
    DES MOINES       IA   50317          2            06/26/00         00
    0433184553                           05           08/01/00          0
    50007398                             O            07/01/15
    0


    5635476          W06/U56             F           34,440.00         ZZ
                                         360         34,378.02          1
                                      13.790            402.35         43
                                      13.290            402.35
    HEBER SPRINGS    AR   72543          2            01/09/01         00
    0433184561                           05           02/16/01          0
    50007585                             O            01/16/31
    0


    5635477          W06/U56             F           97,240.00         ZZ
                                         360         95,958.45          1
                                      10.840            914.31         89
                                      10.340            914.31
    LOXAHATCHEE      FL   33470          5            10/25/00         23
    0433184579                           05           12/01/00          0
    50007647                             O            11/01/30
    0


    5635478          W06/U56             F           81,328.00         ZZ
                                         360         80,870.20          1
                                      10.840            764.69         89
                                      10.340            764.69
1


    HARRIMAN         TN   37748          5            10/17/00         23
    0433181781                           27           12/01/00          0
    50007695                             O            11/01/30
    0


    5635522          W06/U56             F           32,640.00         ZZ
                                         240         32,427.42          1
                                      10.640            328.95         82
                                      10.140            328.95
    OAKDALE          TN   37829          5            04/21/01         23
    0433185022                           05           06/01/01          0
    50021263                             O            05/01/21
    0


    5635525          W06/U56             F           90,846.00         ZZ
                                         360         90,612.41          1
                                      10.990            864.46         93
                                      10.490            864.46
    INDIANA          PA   15701          5            02/23/01         23
    0433185055                           05           04/01/01          0
    50021582                             O            03/01/31
    0


    5635526          W06/U56             F           52,500.00         ZZ
                                         360         52,303.77          1
                                      12.390            555.83         31
                                      11.890            555.83
    HARTFORD         WI   53027          5            11/22/00         00
    0433185063                           05           01/01/01          0
    50021591                             O            12/01/30
    0


    5635527          W06/U56             F           40,320.00         ZZ
                                         360         40,099.23          1
                                      11.990            414.43         84
                                      11.490            414.43
    OWENSBORO        KY   42303          2            11/22/00         23
    0433185071                           05           01/01/01          0
    50021594                             O            12/01/30
    0


    5635528          W06/U56             F           56,547.00         ZZ
                                         360         56,361.91          1
                                      11.590            563.87         93
                                      11.090            563.87
    STERLING         IL   61081          5            11/22/00         23
    0433185089                           05           01/01/01          0
    50021598                             O            12/01/30
    0
1




    5635529          W06/U56             F          179,632.00         ZZ
                                         360        179,275.72          1
                                      10.590          1,655.26         83
                                      10.090          1,655.26
    PRIOR LAKE       MN   55372          1            05/11/01         23
    0433185097                           05           06/11/01          0
    50021670                             O            05/11/31
    0


    5635531          W06/U56             F          106,080.00         ZZ
                                         360        105,350.51          1
                                      10.840            997.42         89
                                      10.340            997.42
    PARKVILLE        MO   64152          5            10/17/00         23
    0433185113                           05           12/01/00          0
    50021696                             O            11/01/30
    0


    5635532          W06/U56             F           62,524.00         ZZ
                                         360         62,316.61          1
                                      11.990            642.65         90
                                      11.490            642.65
    SAINT JOSEPH     MO   64506          1            10/30/00         23
    0433185121                           05           12/01/00          0
    50021706                             O            11/01/30
    0


    5635533          W06/U56             F           82,215.00         ZZ
                                         360         82,035.16          1
                                      11.750            829.89         95
                                      11.250            829.89
    COLUMBUS         OH   43232          1            02/23/01         23
    0433185139                           05           04/01/01          0
    50021776                             O            03/01/31
    0


    5635534          W06/U56             F           36,120.00         ZZ
                                         180         35,585.79          1
                                      11.740            427.48         84
                                      11.240            427.48
    GORIN            MO   63543          2            03/09/01         23
    0433185147                           05           04/14/01          0
    50021794                             O            03/14/16
    0


    5635542          W06/U56             F           46,800.00         ZZ
                                         360         46,702.31          1
1


                                      12.150            486.81         94
                                      11.650            486.81
    LOUISVILLE       KY   40215          5            02/22/01         23
    0433185212                           05           04/01/01          0
    50022253                             O            03/01/31
    0


    5635544          W06/U56             F           51,153.00         ZZ
                                         360         50,941.93          1
                                       9.990            448.53         87
                                       9.490            448.53
    WARREN           OH   44485          2            01/05/01         23
    0433185246                           05           02/10/01          0
    50022407                             O            01/10/31
    0


    5635552          W06/U56             F           30,345.00         ZZ
                                         360         30,271.96          1
                                      12.990            335.44         80
                                      12.490            335.44
    PADUCAH          KY   42003          2            12/08/00         00
    0433185329                           05           01/13/01          0
    50023065                             O            12/13/30
    0


    5635554          W06/U56             F           70,560.00         ZZ
                                         180         69,283.39          1
                                      12.390            864.62         84
                                      11.890            864.62
    WHITE HALL       IL   62092          2            12/26/00         23
    0433185360                           05           02/01/01          0
    50023108                             O            01/01/16
    0


    5635556          W06/U56             F           51,318.00         ZZ
                                         360         51,215.09          1
                                      12.140            533.40         87
                                      11.640            533.40
    HEYWORTH         IL   61745          1            02/27/01         23
    0433185386                           05           04/01/01          0
    50023168                             O            03/01/31
    0


    5635557          W06/U56             F           38,000.00         ZZ
                                         360         37,907.17          1
                                      10.490            347.32         60
                                       9.990            347.32
    PERRY            IA   50220          5            03/26/01         00
    0433185394                           05           05/01/01          0
1


    50023190                             N            04/01/31
    0


    5635560          W06/U56             F           54,600.00         ZZ
                                         180         53,541.33          1
                                      12.840            685.09         67
                                      12.340            685.09
    MINERAL POINT    MO   63660          5            12/15/00         00
    0433185436                           05           01/20/01          0
    50023349                             O            12/20/15
    0


    5635593          W06/U56             F           22,800.00         ZZ
                                         180         22,374.34          1
                                      10.700            254.87         94
                                      10.200            254.87
    FORT LAUDERDALE  FL   33319          1            02/15/01         23
    0433185808                           01           03/15/01          0
    50024451                             O            02/15/16
    0


    5635624          W06/U56             F           25,245.00         ZZ
                                         180         24,968.42          1
                                      11.240            290.75         77
                                      10.740            290.75
    TILDEN           IL   62292          2            05/09/01         00
    0433186145                           05           06/14/01          0
    50025314                             O            05/14/16
    0


    5635676          W06/U56             F           40,700.00         ZZ
                                         180         40,243.74          1
                                      10.990            462.34         70
                                      10.490            462.34
    COLUMBUS         NC   28722          2            05/11/01         00
    0433186699                           27           06/16/01          0
    50027696                             O            05/16/16
    0


    5645235          Q82/U56             F           29,400.00         ZZ
                                         180         29,125.20          1
                                      10.490            324.81         70
                                       9.990            324.81
    EASTON           PA   18042          5            06/01/01         00
    0433183597                           01           07/01/01          0
    104320587828                         N            06/01/16
    0


1


    5645237          Q82/U56             F           77,700.00         ZZ
                                         180         76,886.85          1
                                      10.990            882.65         70
                                      10.490            882.65
    MOUNT PLEASANT   SC   29464          5            06/12/01         00
    0433183605                           09           07/12/01          0
    105314488586                         N            06/12/16
    0


    5645255          Q82/U56             F           27,230.00         ZZ
                                         180         27,101.39          2
                                      10.280            297.30         70
                                       9.780            297.30
    HARVEY           IL   60426          1            07/18/01         00
    0433183878                           05           09/01/01          0
    107250292202                         N            08/01/16
    0


    5659277          Q72/Q72             A           25,400.00         ZZ
                                         180         23,579.80          1
                                      11.650            299.15         71
                                      11.150            299.15
    CLEARLAKE        CA   95422          5            04/20/99         00
    0084745652                           05           06/01/99          0
    0084745652                           O            05/01/14
    0

   TOTAL NUMBER OF LOANS   :      2,685

   TOTAL ORIGINAL BALANCE  :   382,831,392.71

   TOTAL PRINCIPAL BALANCE :   376,769,492.03

   TOTAL ORIGINAL P+I      :     3,112,731.54

   TOTAL CURRENT P+I       :     3,112,718.41


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                         EXHIBIT F-2

                                    GROUP II LOAN SCHEDULE

  RUN ON     : 10/23/01           RFC DISCLOSURE SYSTEM       RFFSDARM-01
  AT         : 12.42.35            ARM PASSTHRU REPORT        AMORTIZED BALANCE
  SERIES     : RAMP 2001-RS3  ARM                             CUTOFF : 10/01/01
  POOL       : 0004544
             :
             :
  POOL STATUS: F

  RFC LOAN NUMBER             SUB SERV FEE       RFC NET CEILING(MX RFC NET RT)
  PRINCIPAL BALANCE           MSTR SERV FEE      MAX NET MTG RT(MAX INV RT)
  CURR NOTE RATE              ALL EXP            MAX POST STRIP RATE
  RFC NET RATE                MISC EXP           INV RATE MARGIN
  NET MTG RATE(INVSTR RATE)   SPREAD             POST STRIP MARGIN
  POST STRIP RATE             STRIP
  --------------------------------------------------------------------------

       1229404                  .3750              13.8750
       176,786.71               .0500              13.6226
             7.6250             .0000              13.6226
             7.2500             .2024                2.1226
             6.9976             .0000                2.1226
             6.9976             .0000

       1241090                  .3750              13.2500
       254,237.25               .0500              12.9976
             7.7500             .0000              12.9976
             7.3750             .2024                1.8726
             7.1226             .0000                1.8726
             7.1226             .0000

       1403903                  .3750              15.0000
       106,648.60               .0500              14.7476
             9.6250             .0000              14.7476
             9.2500             .2024                3.2476
             8.9976             .0000                3.2476
             8.9976             .0000

       1438318                  .2500              15.5000
       209,001.46               .0500              15.2476
             8.7500             .0000              15.2476
             8.5000             .2024                2.4976
             8.2476             .0000                2.4976
             8.2476             .0000

       1502256                  .5000              15.1250
        84,108.56               .0500              14.8726
            11.0000             .0000              14.8726
            10.5000             .2024                4.3726
            10.2476             .0000                4.3726
            10.2476             .0000

       1536214                  .2500              12.7500
       320,099.75               .0500              12.4976
             8.0000             .0000              12.4976
             7.7500             .2024                2.2476
             7.4976             .0000                2.2476
             7.4976             .0000
1



       1541846                  .2500              12.2500
       141,661.88               .0500              11.9976
             7.5000             .0000              11.9976
             7.2500             .2024                2.3726
             6.9976             .0000                2.3726
             6.9976             .0000

       1547708                  .3750              11.8750
       386,286.79               .0500              11.6226
             7.2500             .0000              11.6226
             6.8750             .2024                2.1226
             6.6226             .0000                2.1226
             6.6226             .0000

       1569880                  .2500              11.7500
       377,025.98               .0500              11.4976
             7.5000             .0000              11.4976
             7.2500             .2024                2.2476
             6.9976             .0000                2.2476
             6.9976             .0000

       1606728                  .2500              12.2500
       191,758.77               .0500              11.9976
             7.0000             .0000              11.9976
             6.7500             .2024                2.2476
             6.4976             .0000                2.2476
             6.4976             .0000

       1632527                  .5000              12.8750
        46,243.60               .0500              12.6226
             8.8750             .0000              12.6226
             8.3750             .2024                2.8726
             8.1226             .0000                2.8726
             8.1226             .0000

       1680519                  .3750              12.5000
       172,547.33               .0500              12.2476
             9.1250             .0000              12.2476
             8.7500             .2024                2.7476
             8.4976             .0000                2.7476
             8.4976             .0000

       1739511                  .2500              11.6250
        50,413.30               .0500              11.3726
             7.3750             .0000              11.3726
             7.1250             .2024                2.3726
             6.8726             .0000                2.3726
             6.8726             .0000

       1790486                  .2500              11.7500
       957,969.89               .0500              11.4976
             7.0000             .0000              11.4976
             6.7500             .2024                2.4976
             6.4976             .0000                2.4976
             6.4976             .0000
1



       3056450                  .2500              13.7500
       113,950.63               .0500              13.4976
            10.0000             .0000              13.4976
             9.7500             .2024                5.2476
             9.4976             .0000                5.2476
             9.4976             .0000

       3116576                  .2500              14.2500
       118,937.77               .0500              13.9976
            10.5000             .0000              13.9976
            10.2500             .2024                5.7476
             9.9976             .0000                5.7476
             9.9976             .0000

       3267219                  .2500              13.7500
       119,759.28               .0500              13.4976
            10.0000             .0000              13.4976
             9.7500             .2024                5.2476
             9.4976             .0000                5.2476
             9.4976             .0000

       3298274                  .2500              14.7500
       186,304.69               .0500              14.4976
            11.0000             .0000              14.4976
            10.7500             .2024                6.2476
            10.4976             .0000                6.2476
            10.4976             .0000

       3389335                  .2500              12.7500
       207,232.07               .0500              12.4976
             9.0000             .0000              12.4976
             8.7500             .2024                4.2476
             8.4976             .0000                4.2476
             8.4976             .0000

       3438770                  .2500              13.7500
       218,896.19               .0500              13.4976
             9.8750             .0000              13.4976
             9.6250             .2024                5.2476
             9.3726             .0000                5.2476
             9.3726             .0000

       3462188                  .5000              16.5000
        44,005.68               .0500              16.2476
            10.6250             .0000              16.2476
            10.1250             .2024                5.9976
             9.8726             .0000                5.9976
             9.8726             .0000

       3462268                  .5000              15.3000
       119,339.14               .0500              15.0476
            10.8000             .0000              15.0476
            10.3000             .2024                4.5976
            10.0476             .0000                4.5976
            10.0476             .0000
1



       3462272                  .5000              17.2500
       113,090.19               .0500              16.9976
            11.7500             .0000              16.9976
            11.2500             .2024                5.9976
            10.9976             .0000                5.9976
            10.9976             .0000

       3462306                  .5000              17.5000
        33,676.85               .0500              17.2476
            11.0000             .0000              17.2476
            10.5000             .2024                6.2476
            10.2476             .0000                6.2476
            10.2476             .0000

       3462645                  .2500              12.7500
       105,451.46               .0500              12.4976
             8.8750             .0000              12.4976
             8.6250             .2024                4.2476
             8.3726             .0000                4.2476
             8.3726             .0000

       3483679                  .2500              13.2500
       253,687.83               .0500              12.9976
             9.3750             .0000              12.9976
             9.1250             .2024                4.7476
             8.8726             .0000                4.7476
             8.8726             .0000

       3711842                  .5000              16.5000
        33,112.47               .0500              16.2476
            10.5000             .0000              16.2476
            10.0000             .2024                5.7476
             9.7476             .0000                5.7476
             9.7476             .0000

       3711931                  .5000              11.5000
       176,659.08               .0500              11.2476
             6.5000             .0000              11.2476
             6.0000             .2024                1.6226
             5.7476             .0000                1.6226
             5.7476             .0000

       3711937                  .5000              11.5000
       140,625.01               .0500              11.2476
             7.0000             .0000              11.2476
             6.5000             .2024                2.1226
             6.2476             .0000                2.1226
             6.2476             .0000

       3711939                  .5000              11.5000
        67,332.50               .0500              11.2476
             9.1250             .0000              11.2476
             8.6250             .2024                2.1226
             8.3726             .0000                2.1226
             8.3726             .0000
1



       3711960                  .5000              11.5000
        41,553.43               .0500              11.2476
             9.0000             .0000              11.2476
             8.5000             .2024                1.9976
             8.2476             .0000                1.9976
             8.2476             .0000

       3711967                  .5000              11.5000
        94,880.53               .0500              11.2476
             7.0000             .0000              11.2476
             6.5000             .2024                2.1226
             6.2476             .0000                2.1226
             6.2476             .0000

       3711981                  .5000              11.5000
       119,717.27               .0500              11.2476
             7.0000             .0000              11.2476
             6.5000             .2024                2.1226
             6.2476             .0000                2.1226
             6.2476             .0000

       3712134                  .5000              16.4400
        74,794.36               .0500              16.1876
            12.1250             .0000              16.1876
            11.6250             .2024                6.1976
            11.3726             .0000                6.1976
            11.3726             .0000

       3992640                  .3750              17.2750
       439,120.35               .0500              17.0226
            11.6500             .0000              17.0226
            11.2750             .2024                6.1826
            11.0226             .0000                6.1826
            11.0226             .0000

       4007937                  .5000              18.1500
        31,676.51               .0500              17.8976
            13.6500             .0000              17.8976
            13.1500             .2024                8.0976
            12.8976             .0000                8.0976
            12.8976             .0000

       4040919                  .5000              19.0000
        39,343.28               .0500              18.7476
            13.5000             .0000              18.7476
            13.0000             .2024                4.9976
            12.7476             .0000                4.9976
            12.7476             .0000

       4040957                  .5000              21.2500
        34,681.84               .0500              20.9976
            15.7500             .0000              20.9976
            15.2500             .2024                6.3676
            14.9976             .0000                6.3676
            14.9976             .0000
1



       4046898                  .5000              15.3500
        63,893.01               .0500              15.0976
             9.8500             .0000              15.0976
             9.3500             .2024                4.7476
             9.0976             .0000                4.7476
             9.0976             .0000

       4046903                  .5000              15.0000
       100,560.02               .0500              14.7476
             9.7500             .0000              14.7476
             9.2500             .2024                5.2476
             8.9976             .0000                5.2476
             8.9976             .0000

       4046915                  .5000              17.6000
        75,702.20               .0500              17.3476
            11.1000             .0000              17.3476
            10.6000             .2024                5.8476
            10.3476             .0000                5.8476
            10.3476             .0000

       4046970                  .5000              18.4500
        51,230.02               .0500              18.1976
            14.9500             .0000              18.1976
            14.4500             .2024                8.8476
            14.1976             .0000                8.8476
            14.1976             .0000

       4047029                  .5000              16.2000
        84,001.09               .0500              15.9476
            11.2500             .0000              15.9476
            10.7500             .2024                5.2476
            10.4976             .0000                5.2476
            10.4976             .0000

       4047167                  .5000              16.2500
        64,949.78               .0500              15.9976
            10.7500             .0000              15.9976
            10.2500             .2024                5.6476
             9.9976             .0000                5.6476
             9.9976             .0000

       4047181                  .5000              15.5500
       101,431.74               .0500              15.2976
            10.0500             .0000              15.2976
             9.5500             .2024                5.6476
             9.2976             .0000                5.6476
             9.2976             .0000

       4047280                  .5000              15.7500
        92,906.24               .0500              15.4976
            10.2500             .0000              15.4976
             9.7500             .2024                5.4976
             9.4976             .0000                5.4976
             9.4976             .0000
1



       4047443                  .5000              15.3000
        40,823.75               .0500              15.0476
             9.8000             .0000              15.0476
             9.3000             .2024                5.4976
             9.0476             .0000                5.4976
             9.0476             .0000

       4047495                  .5000              14.9000
        54,127.08               .0500              14.6476
             9.4000             .0000              14.6476
             8.9000             .2024                5.6476
             8.6476             .0000                5.6476
             8.6476             .0000

       4047505                  .5000              15.6000
        72,351.38               .0500              15.3476
            10.1000             .0000              15.3476
             9.6000             .2024                5.1976
             9.3476             .0000                5.1976
             9.3476             .0000

       4053525                  .5000              15.9000
        78,934.13               .0500              15.6476
            10.4000             .0000              15.6476
             9.9000             .2024                5.4976
             9.6476             .0000                5.4976
             9.6476             .0000

       4053601                  .5000              15.0000
        76,604.96               .0500              14.7476
             9.5000             .0000              14.7476
             9.0000             .2024                5.3476
             8.7476             .0000                5.3476
             8.7476             .0000

       4053847                  .5000              16.8750
       104,625.56               .0500              16.6226
            10.7500             .0000              16.6226
            10.2500             .2024                6.2476
             9.9976             .0000                6.2476
             9.9976             .0000

       4053848                  .5000              16.5000
       100,907.02               .0500              16.2476
            10.0000             .0000              16.2476
             9.5000             .2024                5.7476
             9.2476             .0000                5.7476
             9.2476             .0000

       4053855                  .5000              17.7500
        62,421.56               .0500              17.4976
            14.2500             .0000              17.4976
            13.7500             .2024                7.3476
            13.4976             .0000                7.3476
            13.4976             .0000
1



       4053904                  .5000              15.2000
       138,425.90               .0500              14.9476
             9.7000             .0000              14.9476
             9.2000             .2024                5.3476
             8.9476             .0000                5.3476
             8.9476             .0000

       4056099                  .5000              16.3000
        92,697.76               .0500              16.0476
            10.8000             .0000              16.0476
            10.3000             .2024                5.8976
            10.0476             .0000                5.8976
            10.0476             .0000

       4056159                  .5000              14.9000
        39,444.47               .0500              14.6476
             9.4000             .0000              14.6476
             8.9000             .2024                5.6476
             8.6476             .0000                5.6476
             8.6476             .0000

       4142536                  .5000              15.0000
        71,398.35               .0500              14.7476
             9.5000             .0000              14.7476
             9.0000             .2024                3.8726
             8.7476             .0000                3.8726
             8.7476             .0000

       4142539                  .5000              19.8750
        37,650.14               .0500              19.6226
            14.3750             .0000              19.6226
            13.8750             .2024                7.4976
            13.6226             .0000                7.4976
            13.6226             .0000

       4142680                  .5000              15.4900
        73,242.41               .0500              15.2376
             9.9900             .0000              15.2376
             9.4900             .2024                4.9376
             9.2376             .0000                4.9376
             9.2376             .0000

       4148268                  .5000              17.4900
       115,347.55               .0500              17.2376
            11.9900             .0000              17.2376
            11.4900             .2024                6.8876
            11.2376             .0000                6.8876
            11.2376             .0000

       4156261                  .5000              17.0000
       101,196.25               .0500              16.7476
            11.5000             .0000              16.7476
            11.0000             .2024                6.4976
            10.7476             .0000                6.4976
            10.7476             .0000
1



       4156447                  .5000              14.8750
       141,888.02               .0500              14.6226
             6.8750             .0000              14.6226
             6.3750             .2024                1.9976
             6.1226             .0000                1.9976
             6.1226             .0000

       4156473                  .5000              17.4500
       137,743.89               .0500              17.1976
            10.9500             .0000              17.1976
            10.4500             .2024                4.4976
            10.1976             .0000                4.4976
            10.1976             .0000

       4156507                  .5000              17.0500
        64,159.28               .0500              16.7976
            10.5500             .0000              16.7976
            10.0500             .2024                5.4976
             9.7976             .0000                5.4976
             9.7976             .0000

       4156529                  .5000              11.5000
        46,479.75               .0500              11.2476
             7.5000             .0000              11.2476
             7.0000             .2024                2.2476
             6.7476             .0000                2.2476
             6.7476             .0000

       4156543                  .5000              17.3750
        91,902.63               .0500              17.1226
            12.5000             .0000              17.1226
            12.0000             .2024                6.8726
            11.7476             .0000                6.8726
            11.7476             .0000

       4156649                  .5000              17.5000
        76,126.01               .0500              17.2476
            11.0000             .0000              17.2476
            10.5000             .2024                6.4976
            10.2476             .0000                6.4976
            10.2476             .0000

       4156653                  .5000              15.6250
       548,340.07               .0500              15.3726
            11.1250             .0000              15.3726
            10.6250             .2024                5.6226
            10.3726             .0000                5.6226
            10.3726             .0000

       4176799                  .5000              16.6800
        59,724.68               .0500              16.4276
            10.1800             .0000              16.4276
             9.6800             .2024                4.9476
             9.4276             .0000                4.9476
             9.4276             .0000
1



       4176927                  .5000              19.2500
        18,733.09               .0500              18.9976
            13.7500             .0000              18.9976
            13.2500             .2024                6.3726
            12.9976             .0000                6.3726
            12.9976             .0000

       4291283                  .5000              16.8500
        25,795.10               .0500              16.5976
            11.5000             .0000              16.5976
            11.0000             .2024                5.7476
            10.7476             .0000                5.7476
            10.7476             .0000

       4291289                  .5000              11.0000
       124,769.07               .0500              10.7476
             6.3750             .0000              10.7476
             5.8750             .2024                1.9976
             5.6226             .0000                1.9976
             5.6226             .0000

       4291296                  .5000              18.4900
        79,980.87               .0500              18.2376
            12.1250             .0000              18.2376
            11.6250             .2024                7.1376
            11.3726             .0000                7.1376
            11.3726             .0000

       4291343                  .5000              16.5000
        53,495.74               .0500              16.2476
            11.0000             .0000              16.2476
            10.5000             .2024                6.3726
            10.2476             .0000                6.3726
            10.2476             .0000

       4347884                  .5000              16.7500
       193,728.00               .0500              16.4976
            10.2500             .0000              16.4976
             9.7500             .2024                5.2476
             9.4976             .0000                5.2476
             9.4976             .0000

       4378890                  .5000              20.0400
       102,204.90               .0500              19.7876
            13.5400             .0000              19.7876
            13.0400             .2024                7.2476
            12.7876             .0000                7.2476
            12.7876             .0000

       4378891                  .6250              18.0650
        70,896.10               .0500              17.8126
            11.6900             .0000              17.8126
            11.0650             .2024                6.9626
            10.8126             .0000                6.9626
            10.8126             .0000
1



       4384660                  .5000              15.1500
        43,068.50               .0500              14.8976
             9.6500             .0000              14.8976
             9.1500             .2024                4.3176
             8.8976             .0000                4.3176
             8.8976             .0000

       4457595                  .5000              16.1250
        78,050.04               .0500              15.8726
            10.6250             .0000              15.8726
            10.1250             .2024                4.7476
             9.8726             .0000                4.7476
             9.8726             .0000

       4457620                  .5000              15.5000
        68,947.82               .0500              15.2476
            10.0000             .0000              15.2476
             9.5000             .2024                4.6226
             9.2476             .0000                4.6226
             9.2476             .0000

       4457672                  .5000              17.0500
        48,636.54               .0500              16.7976
            11.5500             .0000              16.7976
            11.0500             .2024                7.0476
            10.7976             .0000                7.0476
            10.7976             .0000

       4459472                  .3750              16.7070
        61,351.43               .0500              16.4546
            11.0820             .0000              16.4546
            10.7070             .2024                5.7146
            10.4546             .0000                5.7146
            10.4546             .0000

       4463657                  .5000              16.5000
        96,983.14               .0500              16.2476
            11.0000             .0000              16.2476
            10.5000             .2024                6.3476
            10.2476             .0000                6.3476
            10.2476             .0000

       4463664                  .5000              16.4990
        89,299.16               .0500              16.2466
            10.9990             .0000              16.2466
            10.4990             .2024                5.7476
            10.2466             .0000                5.7476
            10.2466             .0000

       4463670                  .5000              15.7500
        48,678.96               .0500              15.4976
            10.2500             .0000              15.4976
             9.7500             .2024                5.7476
             9.4976             .0000                5.7476
             9.4976             .0000
1



       4463700                  .5000              14.9000
       115,269.80               .0500              14.6476
             9.4000             .0000              14.6476
             8.9000             .2024                5.7476
             8.6476             .0000                5.7476
             8.6476             .0000

       4464439                  .5000              16.4900
       143,463.67               .0500              16.2376
            10.9900             .0000              16.2376
            10.4900             .2024                5.9976
            10.2376             .0000                5.9976
            10.2376             .0000

       4467648                  .5000              15.4900
       275,789.24               .0500              15.2376
             9.9900             .0000              15.2376
             9.4900             .2024                6.1976
             9.2376             .0000                6.1976
             9.2376             .0000

       4472998                  .5000              18.7500
        89,292.05               .0500              18.4976
            12.2500             .0000              18.4976
            11.7500             .2024                7.1976
            11.4976             .0000                7.1976
            11.4976             .0000

       4489745                  .5000              15.9200
        61,988.22               .0500              15.6676
            10.4200             .0000              15.6676
             9.9200             .2024                4.1976
             9.6676             .0000                4.1976
             9.6676             .0000

       4489747                  .5000              16.0000
        74,042.00               .0500              15.7476
            10.5000             .0000              15.7476
            10.0000             .2024                5.6926
             9.7476             .0000                5.6926
             9.7476             .0000

       4489752                  .5000              17.5400
        53,856.44               .0500              17.2876
            12.0400             .0000              17.2876
            11.5400             .2024                6.3976
            11.2876             .0000                6.3976
            11.2876             .0000

       4489753                  .5000              15.5500
        58,231.71               .0500              15.2976
            10.0500             .0000              15.2976
             9.5500             .2024                4.9476
             9.2976             .0000                4.9476
             9.2976             .0000
1



       4489754                  .5000              17.0400
       133,104.36               .0500              16.7876
            11.5400             .0000              16.7876
            11.0400             .2024                5.6476
            10.7876             .0000                5.6476
            10.7876             .0000

       4489758                  .5000              17.3000
        66,961.89               .0500              17.0476
            11.8000             .0000              17.0476
            11.3000             .2024                6.4976
            11.0476             .0000                6.4976
            11.0476             .0000

       4504095                  .5000              19.4900
        85,998.08               .0500              19.2376
            12.9900             .0000              19.2376
            12.4900             .2024                6.6226
            12.2376             .0000                6.6226
            12.2376             .0000

       4504100                  .5000              16.2500
        63,690.24               .0500              15.9976
             9.7500             .0000              15.9976
             9.2500             .2024                4.9976
             8.9976             .0000                4.9976
             8.9976             .0000

       4504415                  .7500              17.1500
        51,824.11               .0500              16.8976
            11.9000             .0000              16.8976
            11.1500             .2024                6.0476
            10.8976             .0000                6.0476
            10.8976             .0000

       4504416                  .5000              16.0900
        97,179.29               .0500              15.8376
            10.5900             .0000              15.8376
            10.0900             .2024                5.2476
             9.8376             .0000                5.2476
             9.8376             .0000

       4504417                  .8750              15.4750
        52,000.40               .0500              15.2226
            10.3500             .0000              15.2226
             9.4750             .2024                5.0726
             9.2226             .0000                5.0726
             9.2226             .0000

       4517863                  .5000              16.6250
       200,939.65               .0500              16.3726
            11.1250             .0000              16.3726
            10.6250             .2024                6.2476
            10.3726             .0000                6.2476
            10.3726             .0000
1



       4517868                  .5000              15.1250
        65,374.18               .0500              14.8726
             9.6250             .0000              14.8726
             9.1250             .2024                5.6026
             8.8726             .0000                5.6026
             8.8726             .0000

       4520266                  .5000              15.9900
       104,285.76               .0500              15.7376
            10.4900             .0000              15.7376
             9.9900             .2024                4.2276
             9.7376             .0000                4.2276
             9.7376             .0000

       4520279                  .5000              15.4900
        69,809.14               .0500              15.2376
             9.9900             .0000              15.2376
             9.4900             .2024                5.2376
             9.2376             .0000                5.2376
             9.2376             .0000

       4533356                  .5000              17.1000
        50,801.36               .0500              16.8476
            11.6000             .0000              16.8476
            11.1000             .2024                5.4976
            10.8476             .0000                5.4976
            10.8476             .0000

       4535823                  .5000              14.1250
        28,059.67               .0500              13.8726
            10.7500             .0000              13.8726
            10.2500             .2024                6.1226
             9.9976             .0000                6.1226
             9.9976             .0000

       4535833                  .5000              15.7500
        73,061.98               .0500              15.4976
            10.2500             .0000              15.4976
             9.7500             .2024                5.2476
             9.4976             .0000                5.2476
             9.4976             .0000

       4536884                  .5000              20.0000
       109,763.78               .0500              19.7476
            13.5000             .0000              19.7476
            13.0000             .2024                7.2476
            12.7476             .0000                7.2476
            12.7476             .0000

       4542684                  .3750              18.6250
       139,628.14               .0500              18.3726
            13.0000             .0000              18.3726
            12.6250             .2024                7.3726
            12.3726             .0000                7.3726
            12.3726             .0000
1



       4542803                  .5000              18.6000
        83,520.46               .0500              18.3476
            12.1000             .0000              18.3476
            11.6000             .2024                5.7476
            11.3476             .0000                5.7476
            11.3476             .0000

       4579966                  .5000              15.0750
       181,588.99               .0500              14.8226
            10.5000             .0000              14.8226
            10.0000             .2024                5.9976
             9.7476             .0000                5.9976
             9.7476             .0000

       4580000                  .5000              12.0000
       107,900.47               .0500              11.7476
             8.8750             .0000              11.7476
             8.3750             .2024                1.9976
             8.1226             .0000                1.9976
             8.1226             .0000

       4580002                  .5000              11.0000
        89,939.66               .0500              10.7476
             8.8700             .0000              10.7476
             8.3700             .2024                1.9976
             8.1176             .0000                1.9976
             8.1176             .0000

       4580016                  .5000              17.6250
        52,957.30               .0500              17.3726
            11.6250             .0000              17.3726
            11.1250             .2024                5.7476
            10.8726             .0000                5.7476
            10.8726             .0000

       4580062                  .5000              12.0000
        62,866.52               .0500              11.7476
             9.2500             .0000              11.7476
             8.7500             .2024                2.2476
             8.4976             .0000                2.2476
             8.4976             .0000

       4582458                  .5000              15.6250
        48,626.78               .0500              15.3726
            10.1250             .0000              15.3726
             9.6250             .2024                4.7476
             9.3726             .0000                4.7476
             9.3726             .0000

       4608013                  .5000              16.3400
       154,621.16               .0500              16.0876
             9.8400             .0000              16.0876
             9.3400             .2024                5.5976
             9.0876             .0000                5.5976
             9.0876             .0000
1



       4611710                  .5000              11.2500
       195,511.70               .0500              10.9976
             6.7500             .0000              10.9976
             6.2500             .2024                1.7476
             5.9976             .0000                1.7476
             5.9976             .0000

       4611712                  .5000              11.8750
       175,901.46               .0500              11.6226
             6.3750             .0000              11.6226
             5.8750             .2024                2.1226
             5.6226             .0000                2.1226
             5.6226             .0000

       4648699                  .5000              16.2400
        60,596.15               .0500              15.9876
             9.7400             .0000              15.9876
             9.2400             .2024                6.9376
             8.9876             .0000                6.9376
             8.9876             .0000

       4658393                  .5000              14.4500
        73,183.85               .0500              14.1976
             7.1250             .0000              14.1976
             6.6250             .2024                2.1976
             6.3726             .0000                2.1976
             6.3726             .0000

       4658395                  .5000              13.7500
        51,592.20               .0500              13.4976
             8.5000             .0000              13.4976
             8.0000             .2024                2.2476
             7.7476             .0000                2.2476
             7.7476             .0000

       4658398                  .5000              11.2500
       110,948.02               .0500              10.9976
             7.5000             .0000              10.9976
             7.0000             .2024                2.1976
             6.7476             .0000                2.1976
             6.7476             .0000

       4658405                  .5000              13.0000
        29,371.18               .0500              12.7476
             7.6250             .0000              12.7476
             7.1250             .2024                1.7476
             6.8726             .0000                1.7476
             6.8726             .0000

       4658406                  .5000              12.2500
       153,159.82               .0500              11.9976
             7.6250             .0000              11.9976
             7.1250             .2024                1.7476
             6.8726             .0000                1.7476
             6.8726             .0000
1



       4658409                  .5000              13.0000
        92,605.03               .0500              12.7476
             8.5000             .0000              12.7476
             8.0000             .2024                2.2476
             7.7476             .0000                2.2476
             7.7476             .0000

       4658410                  .5000              12.5000
       120,137.77               .0500              12.2476
             9.2500             .0000              12.2476
             8.7500             .2024                2.4976
             8.4976             .0000                2.4976
             8.4976             .0000

       4658411                  .5000              12.3750
        55,271.41               .0500              12.1226
             5.7500             .0000              12.1226
             5.2500             .2024                1.4976
             4.9976             .0000                1.4976
             4.9976             .0000

       4658412                  .5000              14.2500
        32,552.67               .0500              13.9976
             8.0000             .0000              13.9976
             7.5000             .2024                1.7476
             7.2476             .0000                1.7476
             7.2476             .0000

       4658413                  .5000               9.7500
        93,996.56               .0500               9.4976
             8.6250             .0000               9.4976
             8.1250             .2024                2.1976
             7.8726             .0000                2.1976
             7.8726             .0000

       4658414                  .5000              12.7500
       328,125.14               .0500              12.4976
             7.2500             .0000              12.4976
             6.7500             .2024                1.9976
             6.4976             .0000                1.9976
             6.4976             .0000

       4658415                  .5000              12.5000
        98,890.79               .0500              12.2476
             6.8750             .0000              12.2476
             6.3750             .2024                1.9976
             6.1226             .0000                1.9976
             6.1226             .0000

       4658416                  .5000              14.2500
        59,225.42               .0500              13.9976
             6.8750             .0000              13.9976
             6.3750             .2024                1.9976
             6.1226             .0000                1.9976
             6.1226             .0000
1



       4658417                  .5000              13.3750
        84,483.86               .0500              13.1226
             7.6250             .0000              13.1226
             7.1250             .2024                2.2476
             6.8726             .0000                2.2476
             6.8726             .0000

       4658418                  .5000              14.2500
       127,201.53               .0500              13.9976
             7.0000             .0000              13.9976
             6.5000             .2024                1.9976
             6.2476             .0000                1.9976
             6.2476             .0000

       4658419                  .5000              11.7500
       125,397.75               .0500              11.4976
             8.2500             .0000              11.4976
             7.7500             .2024                1.9976
             7.4976             .0000                1.9976
             7.4976             .0000

       4658420                  .5000              13.3750
        89,744.32               .0500              13.1226
             6.5000             .0000              13.1226
             6.0000             .2024                1.4976
             5.7476             .0000                1.4976
             5.7476             .0000

       4658422                  .5000              11.3750
       112,736.22               .0500              11.1226
             8.5000             .0000              11.1226
             8.0000             .2024                1.4976
             7.7476             .0000                1.4976
             7.7476             .0000

       4658425                  .5000              14.4500
        61,643.67               .0500              14.1976
             8.8750             .0000              14.1976
             8.3750             .2024                2.1976
             8.1226             .0000                2.1976
             8.1226             .0000

       4658428                  .5000              11.4900
       350,532.25               .0500              11.2376
             8.7500             .0000              11.2376
             8.2500             .2024                1.9976
             7.9976             .0000                1.9976
             7.9976             .0000

       4658430                  .5000               8.5000
        73,962.83               .0500               8.2476
             6.7500             .0000               8.2476
             6.2500             .2024                2.1976
             5.9976             .0000                2.1976
             5.9976             .0000
1



       4658431                  .5000              11.8750
        65,810.96               .0500              11.6226
             6.7500             .0000              11.6226
             6.2500             .2024                1.7476
             5.9976             .0000                1.7476
             5.9976             .0000

       4658433                  .5000              13.0000
        53,018.36               .0500              12.7476
             5.8750             .0000              12.7476
             5.3750             .2024                1.4976
             5.1226             .0000                1.4976
             5.1226             .0000

       4658434                  .5000              12.0000
        48,514.39               .0500              11.7476
             5.8750             .0000              11.7476
             5.3750             .2024                1.4976
             5.1226             .0000                1.4976
             5.1226             .0000

       4658436                  .5000              10.3750
       205,077.33               .0500              10.1226
             8.6250             .0000              10.1226
             8.1250             .2024                2.1226
             7.8726             .0000                2.1226
             7.8726             .0000

       4658437                  .5000              11.0000
        75,194.02               .0500              10.7476
             6.7500             .0000              10.7476
             6.2500             .2024                1.7476
             5.9976             .0000                1.7476
             5.9976             .0000

       4658438                  .5000              11.2500
        78,925.51               .0500              10.9976
             8.5000             .0000              10.9976
             8.0000             .2024                1.7476
             7.7476             .0000                1.7476
             7.7476             .0000

       4658440                  .5000              12.7500
        98,463.11               .0500              12.4976
             7.0000             .0000              12.4976
             6.5000             .2024                1.9976
             6.2476             .0000                1.9976
             6.2476             .0000

       4658441                  .5000              12.6250
        98,480.63               .0500              12.3726
             8.2500             .0000              12.3726
             7.7500             .2024                2.1976
             7.4976             .0000                2.1976
             7.4976             .0000
1



       4658442                  .5000              10.8750
       319,695.91               .0500              10.6226
             8.0000             .0000              10.6226
             7.5000             .2024                2.1976
             7.2476             .0000                2.1976
             7.2476             .0000

       4658446                  .5000              12.3750
       120,356.00               .0500              12.1226
             8.2500             .0000              12.1226
             7.7500             .2024                2.1976
             7.4976             .0000                2.1976
             7.4976             .0000

       4688358                  .5000              15.8500
        66,315.70               .0500              15.5976
            10.3500             .0000              15.5976
             9.8500             .2024                5.7376
             9.5976             .0000                5.7376
             9.5976             .0000

       4729073                  .3750              17.3750
       264,625.81               .0500              17.1226
            10.7500             .0000              17.1226
            10.3750             .2024                6.2596
            10.1226             .0000                6.2596
            10.1226             .0000

       4748629                  .5000              17.5000
        94,731.54               .0500              17.2476
            13.4900             .0000              17.2476
            12.9900             .2024                7.2476
            12.7376             .0000                7.2476
            12.7376             .0000

       4748630                  .5000              19.2900
        65,868.61               .0500              19.0376
            12.7900             .0000              19.0376
            12.2900             .2024                7.2476
            12.0376             .0000                7.2476
            12.0376             .0000

       4748632                  .5000              20.1500
        29,939.46               .0500              19.8976
            13.6500             .0000              19.8976
            13.1500             .2024                7.2476
            12.8976             .0000                7.2476
            12.8976             .0000

       4775614                  .5000              14.6500
       136,144.81               .0500              14.3976
             9.1500             .0000              14.3976
             8.6500             .2024                4.3976
             8.3976             .0000                4.3976
             8.3976             .0000
1



       4788014                  .5000              17.0000
        44,911.56               .0500              16.7476
            11.5000             .0000              16.7476
            11.0000             .2024                5.8726
            10.7476             .0000                5.8726
            10.7476             .0000

       4792831                  .5000              13.2590
       445,150.62               .0500              13.0066
             7.7590             .0000              13.0066
             7.2590             .2024                4.7476
             7.0066             .0000                4.7476
             7.0066             .0000

       4792832                  .5000              16.3750
        71,167.09               .0500              16.1226
            10.8750             .0000              16.1226
            10.3750             .2024                5.7476
            10.1226             .0000                5.7476
            10.1226             .0000

       4792833                  .5000              17.4900
        51,256.06               .0500              17.2376
            11.9900             .0000              17.2376
            11.4900             .2024                6.3726
            11.2376             .0000                6.3726
            11.2376             .0000

       4792835                  .5000              16.8500
        73,920.68               .0500              16.5976
            11.3500             .0000              16.5976
            10.8500             .2024                6.3726
            10.5976             .0000                6.3726
            10.5976             .0000

       4792837                  .5000              16.2750
       122,794.67               .0500              16.0226
            10.7750             .0000              16.0226
            10.2750             .2024                6.3726
            10.0226             .0000                6.3726
            10.0226             .0000

       4792838                  .5000              16.2750
       108,654.69               .0500              16.0226
            10.7750             .0000              16.0226
            10.2750             .2024                6.3726
            10.0226             .0000                6.3726
            10.0226             .0000

       4792839                  .5000              16.7500
       158,882.23               .0500              16.4976
            11.2500             .0000              16.4976
            10.7500             .2024                6.3726
            10.4976             .0000                6.3726
            10.4976             .0000
1



       4792840                  .5000              15.5000
       129,727.83               .0500              15.2476
            10.0000             .0000              15.2476
             9.5000             .2024                5.9976
             9.2476             .0000                5.9976
             9.2476             .0000

       4792847                  .5000              19.4900
        94,259.40               .0500              19.2376
            13.9900             .0000              19.2376
            13.4900             .2024                6.3726
            13.2376             .0000                6.3726
            13.2376             .0000

       4792854                  .5000              17.8000
        52,587.29               .0500              17.5476
            12.3000             .0000              17.5476
            11.8000             .2024                7.1976
            11.5476             .0000                7.1976
            11.5476             .0000

       4792859                  .5000              16.6500
        66,459.54               .0500              16.3976
            11.1500             .0000              16.3976
            10.6500             .2024                6.0476
            10.3976             .0000                6.0476
            10.3976             .0000

       4792861                  .5000              16.3000
        50,500.48               .0500              16.0476
            10.8000             .0000              16.0476
            10.3000             .2024                6.0476
            10.0476             .0000                6.0476
            10.0476             .0000

       4792862                  .5000              18.2500
        31,814.38               .0500              17.9976
            12.7500             .0000              17.9976
            12.2500             .2024                7.9976
            11.9976             .0000                7.9976
            11.9976             .0000

       4793508                  .5000              13.8750
        75,362.88               .0500              13.6226
             8.3750             .0000              13.6226
             7.8750             .2024                4.1276
             7.6226             .0000                4.1276
             7.6226             .0000

       4821757                  .5000              15.2500
        52,181.32               .0500              14.9976
             9.7500             .0000              14.9976
             9.2500             .2024                3.2476
             8.9976             .0000                3.2476
             8.9976             .0000
1



       4841659                  .5000              16.7500
       100,520.39               .0500              16.4976
            11.2500             .0000              16.4976
            10.7500             .2024                5.9226
            10.4976             .0000                5.9226
            10.4976             .0000

       4842232                  .5000              17.3750
       211,529.48               .0500              17.1226
            11.8750             .0000              17.1226
            11.3750             .2024                5.5476
            11.1226             .0000                5.5476
            11.1226             .0000

       4845586                  .5000              15.2500
       313,768.28               .0500              14.9976
             8.7500             .0000              14.9976
             8.2500             .2024                5.8556
             7.9976             .0000                5.8556
             7.9976             .0000

       4845624                  .5000              15.3600
       108,980.10               .0500              15.1076
             9.8600             .0000              15.1076
             9.3600             .2024                5.0876
             9.1076             .0000                5.0876
             9.1076             .0000

       4857895                  .5000              18.0000
        82,722.93               .0500              17.7476
            11.5000             .0000              17.7476
            11.0000             .2024                5.6226
            10.7476             .0000                5.6226
            10.7476             .0000

       4860541                  .5000              15.9500
        83,983.08               .0500              15.6976
            10.4500             .0000              15.6976
             9.9500             .2024                6.2476
             9.6976             .0000                6.2476
             9.6976             .0000

       4871657                  .5000              16.3750
        45,916.68               .0500              16.1226
            10.8750             .0000              16.1226
            10.3750             .2024                7.2476
            10.1226             .0000                7.2476
            10.1226             .0000

       4895238                  .5000              17.6500
        33,133.69               .0500              17.3976
            12.1500             .0000              17.3976
            11.6500             .2024                8.6626
            11.3976             .0000                8.6626
            11.3976             .0000
1



       4895242                  .5000              16.2800
       170,674.36               .0500              16.0276
            10.7800             .0000              16.0276
            10.2800             .2024                7.9376
            10.0276             .0000                7.9376
            10.0276             .0000

       4895245                  .5000              16.9000
       161,674.80               .0500              16.6476
            11.4000             .0000              16.6476
            10.9000             .2024                8.3986
            10.6476             .0000                8.3986
            10.6476             .0000

       4895246                  .5000              14.9700
        49,574.36               .0500              14.7176
             9.4700             .0000              14.7176
             8.9700             .2024                6.6196
             8.7176             .0000                6.6196
             8.7176             .0000

       4895247                  .5000              17.5300
        64,686.68               .0500              17.2776
            12.0300             .0000              17.2776
            11.5300             .2024                9.1166
            11.2776             .0000                9.1166
            11.2776             .0000

       4895250                  .5000              15.3750
        71,933.49               .0500              15.1226
             9.8750             .0000              15.1226
             9.3750             .2024                6.8826
             9.1226             .0000                6.8826
             9.1226             .0000

       4895252                  .5000              16.1500
        72,108.50               .0500              15.8976
            10.6500             .0000              15.8976
            10.1500             .2024                7.7516
             9.8976             .0000                7.7516
             9.8976             .0000

       4895253                  .5000              15.2800
       107,695.64               .0500              15.0276
             9.7800             .0000              15.0276
             9.2800             .2024                7.2736
             9.0276             .0000                7.2736
             9.0276             .0000

       4895254                  .5000              16.7000
        93,252.57               .0500              16.4476
            11.2000             .0000              16.4476
            10.7000             .2024                8.6886
            10.4476             .0000                8.6886
            10.4476             .0000
1



       4895664                  .2500              17.8750
        48,696.02               .0500              17.6226
            11.1250             .0000              17.6226
            10.8750             .2024                7.4146
            10.6226             .0000                7.4146
            10.6226             .0000

       4902922                  .5000              16.3750
       493,723.23               .0500              16.1226
             9.8750             .0000              16.1226
             9.3750             .2024                6.2476
             9.1226             .0000                6.2476
             9.1226             .0000

       4902923                  .5000              17.4900
       163,325.02               .0500              17.2376
            10.9900             .0000              17.2376
            10.4900             .2024                7.1226
            10.2376             .0000                7.1226
            10.2376             .0000

       4902925                  .5000              18.8750
        56,891.70               .0500              18.6226
            12.3750             .0000              18.6226
            11.8750             .2024                6.6226
            11.6226             .0000                6.6226
            11.6226             .0000

       4902926                  .5000              16.0000
       169,482.04               .0500              15.7476
             9.5000             .0000              15.7476
             9.0000             .2024                5.7476
             8.7476             .0000                5.7476
             8.7476             .0000

       4902927                  .5000              18.0000
        45,395.26               .0500              17.7476
            11.5000             .0000              17.7476
            11.0000             .2024                7.2476
            10.7476             .0000                7.2476
            10.7476             .0000

       4902928                  .5000              18.0000
        87,646.67               .0500              17.7476
            11.5000             .0000              17.7476
            11.0000             .2024                7.3726
            10.7476             .0000                7.3726
            10.7476             .0000

       4913147                  .5000              16.5000
       363,413.72               .0500              16.2476
            10.5000             .0000              16.2476
            10.0000             .2024                6.2476
             9.7476             .0000                6.2476
             9.7476             .0000
1



       4913153                  .5000              16.3750
        62,795.91               .0500              16.1226
            10.3750             .0000              16.1226
             9.8750             .2024                5.1226
             9.6226             .0000                5.1226
             9.6226             .0000

       4913170                  .5000              16.2500
        63,891.25               .0500              15.9976
            10.2500             .0000              15.9976
             9.7500             .2024                5.6226
             9.4976             .0000                5.6226
             9.4976             .0000

       4913174                  .5000              15.6250
        44,822.86               .0500              15.3726
             9.6250             .0000              15.3726
             9.1250             .2024                5.3726
             8.8726             .0000                5.3726
             8.8726             .0000

       4913295                  .5000              17.6250
        23,969.69               .0500              17.3726
            11.6250             .0000              17.3726
            11.1250             .2024                4.3726
            10.8726             .0000                4.3726
            10.8726             .0000

       4913296                  .5000              17.3750
        85,342.90               .0500              17.1226
            11.3750             .0000              17.1226
            10.8750             .2024                6.6226
            10.6226             .0000                6.6226
            10.6226             .0000

       4913333                  .5000              15.8750
       102,211.60               .0500              15.6226
             9.8750             .0000              15.6226
             9.3750             .2024                5.6226
             9.1226             .0000                5.6226
             9.1226             .0000

       4913379                  .5000              15.1250
        78,231.20               .0500              14.8726
             9.1250             .0000              14.8726
             8.6250             .2024                5.2476
             8.3726             .0000                5.2476
             8.3726             .0000

       4913399                  .5000              16.5000
        46,674.67               .0500              16.2476
            10.5000             .0000              16.2476
            10.0000             .2024                5.9976
             9.7476             .0000                5.9976
             9.7476             .0000
1



       4920336                  .5000              15.8700
        47,817.19               .0500              15.6176
            10.3700             .0000              15.6176
             9.8700             .2024                5.6476
             9.6176             .0000                5.6476
             9.6176             .0000

       4920338                  .5000              15.6700
       244,337.87               .0500              15.4176
            10.1700             .0000              15.4176
             9.6700             .2024                3.8476
             9.4176             .0000                3.8476
             9.4176             .0000

       4920339                  .5000              17.1250
       139,592.70               .0500              16.8726
            11.6250             .0000              16.8726
            11.1250             .2024                5.4976
            10.8726             .0000                5.4976
            10.8726             .0000

       4920341                  .5000              16.7000
        29,947.83               .0500              16.4476
            11.2000             .0000              16.4476
            10.7000             .2024                6.2476
            10.4476             .0000                6.2476
            10.4476             .0000

       4920342                  .5000              15.8200
       120,341.77               .0500              15.5676
            10.3200             .0000              15.5676
             9.8200             .2024                6.0476
             9.5676             .0000                6.0476
             9.5676             .0000

       4920343                  .5000              15.4750
       160,062.69               .0500              15.2226
             9.9750             .0000              15.2226
             9.4750             .2024                4.8026
             9.2226             .0000                4.8026
             9.2226             .0000

       4920344                  .5000              17.1400
        67,848.08               .0500              16.8876
            11.6400             .0000              16.8876
            11.1400             .2024                5.6476
            10.8876             .0000                5.6476
            10.8876             .0000

       4920346                  .5000              16.6400
       119,745.09               .0500              16.3876
            11.1400             .0000              16.3876
            10.6400             .2024                5.7976
            10.3876             .0000                5.7976
            10.3876             .0000
1



       4920347                  .5000              16.2500
        35,135.03               .0500              15.9976
            10.7500             .0000              15.9976
            10.2500             .2024                6.0476
             9.9976             .0000                6.0476
             9.9976             .0000

       4920348                  .5000              14.5000
        98,669.36               .0500              14.2476
             9.0000             .0000              14.2476
             8.5000             .2024                4.3476
             8.2476             .0000                4.3476
             8.2476             .0000

       4920351                  .5000              15.7500
       137,285.23               .0500              15.4976
            10.2500             .0000              15.4976
             9.7500             .2024                5.4426
             9.4976             .0000                5.4426
             9.4976             .0000

       4920352                  .5000              15.8500
       103,288.39               .0500              15.5976
            10.3500             .0000              15.5976
             9.8500             .2024                5.0426
             9.5976             .0000                5.0426
             9.5976             .0000

       4920354                  .5000              16.4900
       103,134.08               .0500              16.2376
            10.9900             .0000              16.2376
            10.4900             .2024                6.1476
            10.2376             .0000                6.1476
            10.2376             .0000

       4920355                  .5000              16.1500
       152,576.81               .0500              15.8976
            10.6500             .0000              15.8976
            10.1500             .2024                6.1476
             9.8976             .0000                6.1476
             9.8976             .0000

       4920356                  .5000              18.2500
        51,736.93               .0500              17.9976
            11.7500             .0000              17.9976
            11.2500             .2024                5.4976
            10.9976             .0000                5.4976
            10.9976             .0000

       4920357                  .5000              17.6250
        55,041.74               .0500              17.3726
            11.1250             .0000              17.3726
            10.6250             .2024                5.2476
            10.3726             .0000                5.2476
            10.3726             .0000
1



       4920359                  .5000              14.7000
       138,887.02               .0500              14.4476
             9.2000             .0000              14.4476
             8.7000             .2024                4.3976
             8.4476             .0000                4.3976
             8.4476             .0000

       4921589                  .3750              12.3750
       142,845.16               .0500              12.1226
             7.7500             .0000              12.1226
             7.3750             .2024                2.1226
             7.1226             .0000                2.1226
             7.1226             .0000

       4921714                  .3750              13.0000
       171,127.01               .0500              12.7476
             8.3750             .0000              12.7476
             8.0000             .2024                2.1226
             7.7476             .0000                2.1226
             7.7476             .0000

       4921716                  .3750              12.8750
       146,721.15               .0500              12.6226
             8.2500             .0000              12.6226
             7.8750             .2024                2.4976
             7.6226             .0000                2.4976
             7.6226             .0000

       4925017                  .5000              17.7500
        57,311.28               .0500              17.4976
            11.2500             .0000              17.4976
            10.7500             .2024                6.6226
            10.4976             .0000                6.6226
            10.4976             .0000

       4925021                  .5000              16.4990
       163,241.71               .0500              16.2466
             9.9990             .0000              16.2466
             9.4990             .2024                5.3716
             9.2466             .0000                5.3716
             9.2466             .0000

       4934140                  .5000              13.0000
        98,967.60               .0500              12.7476
             6.7500             .0000              12.7476
             6.2500             .2024                2.1226
             5.9976             .0000                2.1226
             5.9976             .0000

       4934214                  .5000              18.2500
        29,464.27               .0500              17.9976
            11.7500             .0000              17.9976
            11.2500             .2024                5.7476
            10.9976             .0000                5.7476
            10.9976             .0000
1



       4934247                  .5000              15.6250
        88,700.49               .0500              15.3726
            10.2500             .0000              15.3726
             9.7500             .2024                5.1976
             9.4976             .0000                5.1976
             9.4976             .0000

       4934266                  .5000              15.3750
        31,134.46               .0500              15.1226
            10.1250             .0000              15.1226
             9.6250             .2024                3.2476
             9.3726             .0000                3.2476
             9.3726             .0000

       4934267                  .5000              13.5000
        94,818.78               .0500              13.2476
             9.3750             .0000              13.2476
             8.8750             .2024                3.7476
             8.6226             .0000                3.7476
             8.6226             .0000

       4934282                  .5000              16.2500
        56,004.63               .0500              15.9976
            12.1250             .0000              15.9976
            11.6250             .2024                5.2476
            11.3726             .0000                5.2476
            11.3726             .0000

       4934284                  .5000              16.5000
       109,790.90               .0500              16.2476
            11.0000             .0000              16.2476
            10.5000             .2024                5.1226
            10.2476             .0000                5.1226
            10.2476             .0000

       4934301                  .5000              15.7500
        54,547.00               .0500              15.4976
            11.2500             .0000              15.4976
            10.7500             .2024                4.1226
            10.4976             .0000                4.1226
            10.4976             .0000

       4934317                  .5000              17.7500
        49,633.70               .0500              17.4976
            11.2500             .0000              17.4976
            10.7500             .2024                4.8726
            10.4976             .0000                4.8726
            10.4976             .0000

       4934453                  .5000              15.6750
        14,826.65               .0500              15.4226
            10.1750             .0000              15.4226
             9.6750             .2024                6.9976
             9.4226             .0000                6.9976
             9.4226             .0000
1



       4934456                  .5000              16.8750
       127,073.84               .0500              16.6226
            11.3750             .0000              16.6226
            10.8750             .2024                6.9976
            10.6226             .0000                6.9976
            10.6226             .0000

       4943648                  .5000              14.7500
       143,156.51               .0500              14.4976
             9.2500             .0000              14.4976
             8.7500             .2024                4.5976
             8.4976             .0000                4.5976
             8.4976             .0000

       4943649                  .5000              17.2500
       135,434.98               .0500              16.9976
            11.7500             .0000              16.9976
            11.2500             .2024                6.3476
            10.9976             .0000                6.3476
            10.9976             .0000

       4943658                  .5000              17.0000
       109,709.09               .0500              16.7476
            11.5000             .0000              16.7476
            11.0000             .2024                5.9976
            10.7476             .0000                5.9976
            10.7476             .0000

       4943659                  .5000              13.5000
        59,670.30               .0500              13.2476
             8.0000             .0000              13.2476
             7.5000             .2024                4.1976
             7.2476             .0000                4.1976
             7.2476             .0000

       4943660                  .5000              16.0500
       248,092.66               .0500              15.7976
            10.5500             .0000              15.7976
            10.0500             .2024                5.4476
             9.7976             .0000                5.4476
             9.7976             .0000

       4943663                  .5000              16.3500
       164,619.31               .0500              16.0976
            10.8500             .0000              16.0976
            10.3500             .2024                5.6476
            10.0976             .0000                5.6476
            10.0976             .0000

       4943668                  .5000              16.2000
       105,510.48               .0500              15.9476
            10.7000             .0000              15.9476
            10.2000             .2024                5.3976
             9.9476             .0000                5.3976
             9.9476             .0000
1



       4943669                  .5000              16.4500
       109,714.66               .0500              16.1976
            10.9500             .0000              16.1976
            10.4500             .2024                6.3976
            10.1976             .0000                6.3976
            10.1976             .0000

       4943670                  .5000              16.2000
        91,748.23               .0500              15.9476
            10.7000             .0000              15.9476
            10.2000             .2024                5.3476
             9.9476             .0000                5.3476
             9.9476             .0000

       4943671                  .5000              16.2000
       177,512.88               .0500              15.9476
            10.7000             .0000              15.9476
            10.2000             .2024                5.8476
             9.9476             .0000                5.8476
             9.9476             .0000

       4943672                  .5000              15.4950
       124,543.96               .0500              15.2426
             9.9950             .0000              15.2426
             9.4950             .2024                5.2476
             9.2426             .0000                5.2476
             9.2426             .0000

       4943673                  .5000              16.5000
        40,196.58               .0500              16.2476
            11.0000             .0000              16.2476
            10.5000             .2024                5.6476
            10.2476             .0000                5.6476
            10.2476             .0000

       4943675                  .5000              16.4500
       126,615.57               .0500              16.1976
            10.9500             .0000              16.1976
            10.4500             .2024                5.4476
            10.1976             .0000                5.4476
            10.1976             .0000

       4943676                  .5000              15.4500
       182,412.79               .0500              15.1976
             9.9500             .0000              15.1976
             9.4500             .2024                6.1476
             9.1976             .0000                6.1476
             9.1976             .0000

       4943678                  .5000              16.9000
       149,591.42               .0500              16.6476
            11.4000             .0000              16.6476
            10.9000             .2024                6.4476
            10.6476             .0000                6.4476
            10.6476             .0000
1



       4943680                  .5000              14.9500
        86,690.01               .0500              14.6976
             9.4500             .0000              14.6976
             8.9500             .2024                5.0976
             8.6976             .0000                5.0976
             8.6976             .0000

       4943681                  .5000              16.7000
       118,966.08               .0500              16.4476
            11.2000             .0000              16.4476
            10.7000             .2024                5.8976
            10.4476             .0000                5.8976
            10.4476             .0000

       4943683                  .5000              17.2000
       162,523.95               .0500              16.9476
            11.7000             .0000              16.9476
            11.2000             .2024                6.2976
            10.9476             .0000                6.2976
            10.9476             .0000

       4943684                  .5000              15.9900
        86,750.33               .0500              15.7376
            10.4900             .0000              15.7376
             9.9900             .2024                5.6476
             9.7376             .0000                5.6476
             9.7376             .0000

       4943686                  .5000              17.0000
       119,664.50               .0500              16.7476
            11.5000             .0000              16.7476
            11.0000             .2024                6.5476
            10.7476             .0000                6.5476
            10.7476             .0000

       4943690                  .5000              16.1000
        98,763.78               .0500              15.8476
            10.6000             .0000              15.8476
            10.1000             .2024                5.9476
             9.8476             .0000                5.9476
             9.8476             .0000

       4943691                  .5000              15.4900
       135,630.61               .0500              15.2376
             9.9900             .0000              15.2376
             9.4900             .2024                5.6476
             9.2376             .0000                5.6476
             9.2376             .0000

       4943694                  .5000              16.0000
       174,646.13               .0500              15.7476
            10.5000             .0000              15.7476
            10.0000             .2024                5.9476
             9.7476             .0000                5.9476
             9.7476             .0000
1



       4943695                  .5000              15.4500
        67,813.73               .0500              15.1976
             9.9500             .0000              15.1976
             9.4500             .2024                5.3476
             9.1976             .0000                5.3476
             9.1976             .0000

       4946803                  .5000              17.0000
        89,027.83               .0500              16.7476
            11.5000             .0000              16.7476
            11.0000             .2024                5.7476
            10.7476             .0000                5.7476
            10.7476             .0000

       4950882                  .5000              15.1250
        64,506.40               .0500              14.8726
             9.6250             .0000              14.8726
             9.1250             .2024                6.9976
             8.8726             .0000                6.9976
             8.8726             .0000

       4951242                  .5000              16.9000
        59,713.78               .0500              16.6476
            11.4000             .0000              16.6476
            10.9000             .2024                6.3976
            10.6476             .0000                6.3976
            10.6476             .0000

       4951243                  .5000              16.3500
        65,168.94               .0500              16.0976
            10.8500             .0000              16.0976
            10.3500             .2024                5.7476
            10.0976             .0000                5.7476
            10.0976             .0000

       4951244                  .5000              16.9000
        50,727.79               .0500              16.6476
            11.4000             .0000              16.6476
            10.9000             .2024                6.3976
            10.6476             .0000                6.3976
            10.6476             .0000

       4951245                  .5000              16.8500
        65,296.97               .0500              16.5976
            11.3500             .0000              16.5976
            10.8500             .2024                5.4976
            10.5976             .0000                5.4976
            10.5976             .0000

       4951246                  .5000              18.0000
       198,436.74               .0500              17.7476
            12.5000             .0000              17.7476
            12.0000             .2024                6.2476
            11.7476             .0000                6.2476
            11.7476             .0000
1



       4951247                  .5000              17.9500
       125,048.53               .0500              17.6976
            12.4500             .0000              17.6976
            11.9500             .2024                7.7476
            11.6976             .0000                7.7476
            11.6976             .0000

       4951248                  .5000              18.1500
        39,108.95               .0500              17.8976
            12.6500             .0000              17.8976
            12.1500             .2024                6.9976
            11.8976             .0000                6.9976
            11.8976             .0000

       4951250                  .5000              18.3500
       166,298.78               .0500              18.0976
            12.8500             .0000              18.0976
            12.3500             .2024                5.7476
            12.0976             .0000                5.7476
            12.0976             .0000

       4951251                  .5000              16.6000
        58,253.39               .0500              16.3476
            11.1000             .0000              16.3476
            10.6000             .2024                5.2476
            10.3476             .0000                5.2476
            10.3476             .0000

       4959042                  .5000              17.6250
        42,244.27               .0500              17.3726
            11.1250             .0000              17.3726
            10.6250             .2024                7.1646
            10.3726             .0000                7.1646
            10.3726             .0000

       4960734                  .5000              17.1250
        60,830.54               .0500              16.8726
             8.9900             .0000              16.8726
             8.4900             .2024                4.9876
             8.2376             .0000                4.9876
             8.2376             .0000

       4962426                  .5000              16.7500
       117,949.28               .0500              16.4976
            10.2500             .0000              16.4976
             9.7500             .2024                6.2476
             9.4976             .0000                6.2476
             9.4976             .0000

       4966585                  .5000              17.1400
       197,158.72               .0500              16.8876
            11.6400             .0000              16.8876
            11.1400             .2024                6.1376
            10.8876             .0000                6.1376
            10.8876             .0000
1



       4969821                  .5000              14.0000
       277,995.11               .0500              13.7476
             8.5000             .0000              13.7476
             8.0000             .2024                3.1226
             7.7476             .0000                3.1226
             7.7476             .0000

       4970039                  .5000              16.0000
        92,432.71               .0500              15.7476
            11.7500             .0000              15.7476
            11.2500             .2024                7.1176
            10.9976             .0000                7.1176
            10.9976             .0000

       4970042                  .5000              16.3300
        58,701.04               .0500              16.0776
            10.8300             .0000              16.0776
            10.3300             .2024                5.9476
            10.0776             .0000                5.9476
            10.0776             .0000

       4970067                  .5000              16.9900
        52,158.03               .0500              16.7376
            10.9900             .0000              16.7376
            10.4900             .2024                5.9976
            10.2376             .0000                5.9976
            10.2376             .0000

       4970194                  .5000              15.6600
        92,149.19               .0500              15.4076
             9.8750             .0000              15.4076
             9.3750             .2024                5.1976
             9.1226             .0000                5.1976
             9.1226             .0000

       4971560                  .5000              15.7700
        67,810.07               .0500              15.5176
            10.2700             .0000              15.5176
             9.7700             .2024                5.7976
             9.5176             .0000                5.7976
             9.5176             .0000

       4971569                  .5000              16.0000
       359,420.21               .0500              15.7476
            10.5000             .0000              15.7476
            10.0000             .2024                3.9976
             9.7476             .0000                3.9976
             9.7476             .0000

       4971575                  .5000              15.0000
       130,988.69               .0500              14.7476
             9.5000             .0000              14.7476
             9.0000             .2024                5.7476
             8.7476             .0000                5.7476
             8.7476             .0000
1



       4971579                  .5000              17.2500
        42,980.58               .0500              16.9976
            11.7500             .0000              16.9976
            11.2500             .2024                5.4976
            10.9976             .0000                5.4976
            10.9976             .0000

       4971589                  .5000              16.3800
       132,802.61               .0500              16.1276
            10.8800             .0000              16.1276
            10.3800             .2024                5.7976
            10.1276             .0000                5.7976
            10.1276             .0000

       4971592                  .5000              15.4900
       149,716.05               .0500              15.2376
             9.7400             .0000              15.2376
             9.2400             .2024                5.2476
             8.9876             .0000                5.2476
             8.9876             .0000

       4971598                  .5000              15.8500
       223,689.34               .0500              15.5976
            10.3500             .0000              15.5976
             9.8500             .2024                5.7976
             9.5976             .0000                5.7976
             9.5976             .0000

       4971599                  .5000              16.5500
       138,718.42               .0500              16.2976
            11.0500             .0000              16.2976
            10.5500             .2024                5.2476
            10.2976             .0000                5.2476
            10.2976             .0000

       4971608                  .5000              15.7300
        55,904.47               .0500              15.4776
            10.2300             .0000              15.4776
             9.7300             .2024                5.7976
             9.4776             .0000                5.7976
             9.4776             .0000

       4971612                  .5000              15.8800
       128,083.04               .0500              15.6276
            10.1300             .0000              15.6276
             9.6300             .2024                5.7976
             9.3776             .0000                5.7976
             9.3776             .0000

       4971613                  .5000              14.2500
       167,588.57               .0500              13.9976
             8.5000             .0000              13.9976
             8.0000             .2024                5.9976
             7.7476             .0000                5.9976
             7.7476             .0000
1



       4971623                  .5000              17.2500
       269,668.53               .0500              16.9976
            11.7500             .0000              16.9976
            11.2500             .2024                5.2476
            10.9976             .0000                5.2476
            10.9976             .0000

       4971628                  .5000              15.3500
       107,800.25               .0500              15.0976
             9.8500             .0000              15.0976
             9.3500             .2024                5.7476
             9.0976             .0000                5.7476
             9.0976             .0000

       4971632                  .5000              15.0000
        89,820.81               .0500              14.7476
             9.5000             .0000              14.7476
             9.0000             .2024                5.7476
             8.7476             .0000                5.7476
             8.7476             .0000

       4971638                  .5000              16.4800
       109,131.56               .0500              16.2276
            10.9800             .0000              16.2276
            10.4800             .2024                5.7976
            10.2276             .0000                5.7976
            10.2276             .0000

       4971640                  .5000              16.4800
       175,744.95               .0500              16.2276
            10.9900             .0000              16.2276
            10.4900             .2024                5.7476
            10.2376             .0000                5.7476
            10.2376             .0000

       4971644                  .5000              14.7500
        99,786.82               .0500              14.4976
             9.2500             .0000              14.4976
             8.7500             .2024                5.9976
             8.4976             .0000                5.9976
             8.4976             .0000

       4971647                  .5000              16.2500
       119,816.85               .0500              15.9976
            10.7500             .0000              15.9976
            10.2500             .2024                5.9976
             9.9976             .0000                5.9976
             9.9976             .0000

       4971650                  .5000              15.7500
        71,072.43               .0500              15.4976
            10.0000             .0000              15.4976
             9.5000             .2024                5.2476
             9.2476             .0000                5.2476
             9.2476             .0000
1



       4971652                  .5000              15.0000
        89,421.58               .0500              14.7476
             9.5000             .0000              14.7476
             9.0000             .2024                5.2476
             8.7476             .0000                5.2476
             8.7476             .0000

       4971655                  .5000              13.0000
       206,379.73               .0500              12.7476
             7.5000             .0000              12.7476
             7.0000             .2024                5.2476
             6.7476             .0000                5.2476
             6.7476             .0000

       4971656                  .5000              16.8000
       146,789.75               .0500              16.5476
            11.0500             .0000              16.5476
            10.5500             .2024                5.7476
            10.2976             .0000                5.7476
            10.2976             .0000

       4971660                  .5000              15.2500
        62,880.99               .0500              14.9976
             9.7500             .0000              14.9976
             9.2500             .2024                5.7976
             8.9976             .0000                5.7976
             8.9976             .0000

       4971662                  .5000              15.5500
        76,357.02               .0500              15.2976
             9.8000             .0000              15.2976
             9.3000             .2024                5.4976
             9.0476             .0000                5.4976
             9.0476             .0000

       4971675                  .5000              14.4900
       199,307.70               .0500              14.2376
             8.9900             .0000              14.2376
             8.4900             .2024                5.2476
             8.2376             .0000                5.2476
             8.2376             .0000

       4971681                  .5000              16.5500
        64,342.70               .0500              16.2976
            10.8000             .0000              16.2976
            10.3000             .2024                5.4976
            10.0476             .0000                5.4976
            10.0476             .0000

       4971682                  .5000              13.7400
       133,237.09               .0500              13.4876
             7.9900             .0000              13.4876
             7.4900             .2024                5.7476
             7.2376             .0000                5.7476
             7.2376             .0000
1



       4971689                  .5000              16.7500
        55,919.03               .0500              16.4976
            11.0000             .0000              16.4976
            10.5000             .2024                5.7476
            10.2476             .0000                5.7476
            10.2476             .0000

       4971694                  .5000              15.6300
        54,055.60               .0500              15.3776
            10.1300             .0000              15.3776
             9.6300             .2024                5.7976
             9.3776             .0000                5.7976
             9.3776             .0000

       4971697                  .5000              15.2500
       108,544.57               .0500              14.9976
             9.7500             .0000              14.9976
             9.2500             .2024                5.2476
             8.9976             .0000                5.2476
             8.9976             .0000

       4971699                  .5000              16.3800
        84,424.54               .0500              16.1276
            10.8800             .0000              16.1276
            10.3800             .2024                5.7976
            10.1276             .0000                5.7976
            10.1276             .0000

       4971704                  .5000              13.4900
       468,551.03               .0500              13.2376
             7.9900             .0000              13.2376
             7.4900             .2024                5.2476
             7.2376             .0000                5.2476
             7.2376             .0000

       4971709                  .5000              16.2500
       148,510.45               .0500              15.9976
            10.5000             .0000              15.9976
            10.0000             .2024                5.7476
             9.7476             .0000                5.7476
             9.7476             .0000

       4971717                  .5000              16.5500
       280,847.70               .0500              16.2976
            11.0500             .0000              16.2976
            10.5500             .2024                5.2476
            10.2976             .0000                5.2476
            10.2976             .0000

       4971722                  .5000              13.0000
       358,921.26               .0500              12.7476
             7.5000             .0000              12.7476
             7.0000             .2024                5.2476
             6.7476             .0000                5.2476
             6.7476             .0000
1



       4971732                  .5000              13.9000
       251,370.10               .0500              13.6476
             8.4000             .0000              13.6476
             7.9000             .2024                5.2476
             7.6476             .0000                5.2476
             7.6476             .0000

       4971733                  .5000              15.7400
       314,290.06               .0500              15.4876
             9.9900             .0000              15.4876
             9.4900             .2024                5.7476
             9.2376             .0000                5.7476
             9.2376             .0000

       4971741                  .5000              16.3800
        91,763.21               .0500              16.1276
            10.8800             .0000              16.1276
            10.3800             .2024                5.7976
            10.1276             .0000                5.7976
            10.1276             .0000

       4971748                  .5000              16.5000
       146,733.05               .0500              16.2476
            11.0000             .0000              16.2476
            10.5000             .2024                5.7476
            10.2476             .0000                5.7476
            10.2476             .0000

       4971755                  .5000              14.7400
        91,796.30               .0500              14.4876
             8.9900             .0000              14.4876
             8.4900             .2024                4.1976
             8.2376             .0000                4.1976
             8.2376             .0000

       4971756                  .5000              17.5500
       116,525.61               .0500              17.2976
            11.8000             .0000              17.2976
            11.3000             .2024                5.4976
            11.0476             .0000                5.4976
            11.0476             .0000

       4971766                  .5000              15.5000
        98,148.24               .0500              15.2476
             9.7500             .0000              15.2476
             9.2500             .2024                5.7476
             8.9976             .0000                5.7476
             8.9976             .0000

       4971769                  .5000              14.0000
       487,331.55               .0500              13.7476
             8.5000             .0000              13.7476
             8.0000             .2024                5.4976
             7.7476             .0000                5.4976
             7.7476             .0000
1



       4971777                  .5000              14.4900
       413,083.32               .0500              14.2376
             8.9900             .0000              14.2376
             8.4900             .2024                5.2476
             8.2376             .0000                5.2476
             8.2376             .0000

       4971780                  .5000              16.0500
        38,338.80               .0500              15.7976
            10.5500             .0000              15.7976
            10.0500             .2024                5.2476
             9.7976             .0000                5.2476
             9.7976             .0000

       4971791                  .5000              15.6300
        40,597.13               .0500              15.3776
            10.1300             .0000              15.3776
             9.6300             .2024                5.7976
             9.3776             .0000                5.7976
             9.3776             .0000

       4971795                  .5000              13.4900
       448,777.67               .0500              13.2376
             7.9900             .0000              13.2376
             7.4900             .2024                5.2476
             7.2376             .0000                5.2476
             7.2376             .0000

       4971801                  .5000              16.2500
       198,019.76               .0500              15.9976
            10.7500             .0000              15.9976
            10.2500             .2024                5.4976
             9.9976             .0000                5.4976
             9.9976             .0000

       4971802                  .5000              17.7500
        43,948.88               .0500              17.4976
            12.0000             .0000              17.4976
            11.5000             .2024                5.7476
            11.2476             .0000                5.7476
            11.2476             .0000

       4971806                  .5000              15.6500
       155,529.58               .0500              15.3976
            10.1500             .0000              15.3976
             9.6500             .2024                5.7976
             9.3976             .0000                5.7976
             9.3976             .0000

       4971813                  .5000              16.7000
       216,433.15               .0500              16.4476
            10.9500             .0000              16.4476
            10.4500             .2024                5.7476
            10.1976             .0000                5.7476
            10.1976             .0000
1



       4971814                  .5000              15.4900
        67,577.72               .0500              15.2376
             9.9900             .0000              15.2376
             9.4900             .2024                5.1976
             9.2376             .0000                5.1976
             9.2376             .0000

       4971821                  .5000              14.9900
       139,511.94               .0500              14.7376
             9.4900             .0000              14.7376
             8.9900             .2024                5.2476
             8.7376             .0000                5.2476
             8.7376             .0000

       4971829                  .5000              16.2500
        73,870.94               .0500              15.9976
            10.7500             .0000              15.9976
            10.2500             .2024                5.4976
             9.9976             .0000                5.4976
             9.9976             .0000

       4971839                  .5000              16.7000
        55,922.48               .0500              16.4476
            11.2000             .0000              16.4476
            10.7000             .2024                5.9976
            10.4476             .0000                5.9976
            10.4476             .0000

       4971843                  .5000              16.0800
       159,686.73               .0500              15.8276
             9.5800             .0000              15.8276
             9.0800             .2024                5.4976
             8.8276             .0000                5.4976
             8.8276             .0000

       4971844                  .5000              16.1250
        97,588.29               .0500              15.8726
            10.3750             .0000              15.8726
             9.8750             .2024                5.2476
             9.6226             .0000                5.2476
             9.6226             .0000

       4971855                  .5000              13.9500
       183,538.51               .0500              13.6976
             8.4500             .0000              13.6976
             7.9500             .2024                3.1976
             7.6976             .0000                3.1976
             7.6976             .0000

       4971857                  .5000              15.8000
       106,021.48               .0500              15.5476
            10.3000             .0000              15.5476
             9.8000             .2024                5.9976
             9.5476             .0000                5.9976
             9.5476             .0000
1



       4971858                  .5000              15.7500
       242,587.14               .0500              15.4976
            10.2500             .0000              15.4976
             9.7500             .2024                5.2476
             9.4976             .0000                5.2476
             9.4976             .0000

       4977493                  .5000              11.9300
       208,824.87               .0500              11.6776
             5.4300             .0000              11.6776
             4.9300             .2024                3.5076
             4.6776             .0000                3.5076
             4.6776             .0000

       4977494                  .5000              17.7400
       213,542.28               .0500              17.4876
            12.2400             .0000              17.4876
            11.7400             .2024                4.6976
            11.4876             .0000                4.6976
            11.4876             .0000

       4980787                  .5000              16.5000
        63,760.09               .0500              16.2476
            11.0000             .0000              16.2476
            10.5000             .2024                6.7976
            10.2476             .0000                6.7976
            10.2476             .0000

       4984896                  .5000              16.2000
        73,214.93               .0500              15.9476
             9.7000             .0000              15.9476
             9.2000             .2024                7.3956
             8.9476             .0000                7.3956
             8.9476             .0000

       4988291                  .5000              17.7500
        57,940.68               .0500              17.4976
            11.2500             .0000              17.4976
            10.7500             .2024                8.9456
            10.4976             .0000                8.9456
            10.4976             .0000

       5003464                  .5000              17.9500
       106,146.02               .0500              17.6976
            11.4500             .0000              17.6976
            10.9500             .2024                9.1456
            10.6976             .0000                9.1456
            10.6976             .0000

       5009370                  .5000              17.7500
       109,022.15               .0500              17.4976
            11.2500             .0000              17.4976
            10.7500             .2024                5.9976
            10.4976             .0000                5.9976
            10.4976             .0000
1



       5009371                  .5000              17.3750
       143,831.98               .0500              17.1226
            10.8750             .0000              17.1226
            10.3750             .2024                5.6226
            10.1226             .0000                5.6226
            10.1226             .0000

       5009373                  .5000              16.6250
        99,552.39               .0500              16.3726
            10.1250             .0000              16.3726
             9.6250             .2024                5.2466
             9.3726             .0000                5.2466
             9.3726             .0000

       5009375                  .5000              17.2500
       225,612.02               .0500              16.9976
            10.7500             .0000              16.9976
            10.2500             .2024                5.9976
             9.9976             .0000                5.9976
             9.9976             .0000

       5009376                  .5000              18.3750
        67,790.83               .0500              18.1226
            11.8750             .0000              18.1226
            11.3750             .2024                6.9976
            11.1226             .0000                6.9976
            11.1226             .0000

       5009377                  .5000              16.7500
        56,976.58               .0500              16.4976
            10.2500             .0000              16.4976
             9.7500             .2024                5.3726
             9.4976             .0000                5.3726
             9.4976             .0000

       5009734                  .5000              14.2500
       163,324.87               .0500              13.9976
             8.7500             .0000              13.9976
             8.2500             .2024                6.0176
             7.9976             .0000                6.0176
             7.9976             .0000

       5009736                  .5000              15.2300
       121,150.49               .0500              14.9776
             9.7300             .0000              14.9776
             9.2300             .2024                7.2676
             8.9776             .0000                7.2676
             8.9776             .0000

       5009737                  .5000              16.1200
        51,897.50               .0500              15.8676
            10.6200             .0000              15.8676
            10.1200             .2024                7.1476
             9.8676             .0000                7.1476
             9.8676             .0000
1



       5009743                  .5000              13.9900
       191,309.21               .0500              13.7376
             8.4900             .0000              13.7376
             7.9900             .2024                6.3776
             7.7376             .0000                6.3776
             7.7376             .0000

       5016603                  .5000              16.4900
        96,277.64               .0500              16.2376
            10.9900             .0000              16.2376
            10.4900             .2024                5.7476
            10.2376             .0000                5.7476
            10.2376             .0000

       5016606                  .5000              16.4900
       258,431.76               .0500              16.2376
            10.9900             .0000              16.2376
            10.4900             .2024                6.1976
            10.2376             .0000                6.1976
            10.2376             .0000

       5016607                  .5000              13.3500
       246,953.74               .0500              13.0976
             7.8500             .0000              13.0976
             7.3500             .2024                2.5476
             7.0976             .0000                2.5476
             7.0976             .0000

       5016609                  .5000              18.0000
        55,826.95               .0500              17.7476
            12.5000             .0000              17.7476
            12.0000             .2024                5.7476
            11.7476             .0000                5.7476
            11.7476             .0000

       5016612                  .5000              16.2500
        63,852.14               .0500              15.9976
            10.7500             .0000              15.9976
            10.2500             .2024                6.2726
             9.9976             .0000                6.2726
             9.9976             .0000

       5016613                  .5000              18.2500
        75,537.19               .0500              17.9976
            12.7500             .0000              17.9976
            12.2500             .2024                7.9976
            11.9976             .0000                7.9976
            11.9976             .0000

       5016614                  .5000              17.2700
        64,638.36               .0500              17.0176
            11.7700             .0000              17.0176
            11.2700             .2024                6.3976
            11.0176             .0000                6.3976
            11.0176             .0000
1



       5016616                  .5000              16.3500
        24,943.42               .0500              16.0976
            10.8500             .0000              16.0976
            10.3500             .2024                5.4476
            10.0976             .0000                5.4476
            10.0976             .0000

       5016617                  .5000              15.9500
        28,978.42               .0500              15.6976
            10.4500             .0000              15.6976
             9.9500             .2024                5.7476
             9.6976             .0000                5.7476
             9.6976             .0000

       5016618                  .5000              15.9100
       143,518.78               .0500              15.6576
            10.4100             .0000              15.6576
             9.9100             .2024                4.8976
             9.6576             .0000                4.8976
             9.6576             .0000

       5016619                  .5000              14.8500
       119,513.28               .0500              14.5976
             9.3500             .0000              14.5976
             8.8500             .2024                3.8976
             8.5976             .0000                3.8976
             8.5976             .0000

       5016620                  .5000              16.4500
        22,940.33               .0500              16.1976
            10.9500             .0000              16.1976
            10.4500             .2024                5.4976
            10.1976             .0000                5.4976
            10.1976             .0000

       5019282                  .5000              17.6000
        67,322.92               .0500              17.3476
            12.1000             .0000              17.3476
            11.6000             .2024                6.3976
            11.3476             .0000                6.3976
            11.3476             .0000

       5021119                  .5000              17.0500
        56,926.90               .0500              16.7976
            11.5500             .0000              16.7976
            11.0500             .2024                5.2476
            10.7976             .0000                5.2476
            10.7976             .0000

       5022904                 1.3750              17.6150
        29,963.41               .0500              17.3626
            11.9900             .0000              17.3626
            10.6150             .2024                5.3726
            10.3626             .0000                5.3726
            10.3626             .0000
1



       5026696                  .5000              17.4900
        45,053.44               .0500              17.2376
            10.9900             .0000              17.2376
            10.4900             .2024                5.3726
            10.2376             .0000                5.3726
            10.2376             .0000

       5026697                  .5000              17.0000
        61,898.74               .0500              16.7476
            10.5000             .0000              16.7476
            10.0000             .2024                4.7476
             9.7476             .0000                4.7476
             9.7476             .0000

       5026698                  .5000              18.7400
        39,910.80               .0500              18.4876
            12.2400             .0000              18.4876
            11.7400             .2024                7.1376
            11.4876             .0000                7.1376
            11.4876             .0000

       5035072                  .5000              15.2500
        78,938.43               .0500              14.9976
             9.7500             .0000              14.9976
             9.2500             .2024                7.2476
             8.9976             .0000                7.2476
             8.9976             .0000

       5035404                  .5000              16.3750
        27,922.07               .0500              16.1226
             9.8750             .0000              16.1226
             9.3750             .2024                5.3726
             9.1226             .0000                5.3726
             9.1226             .0000

       5040177                  .5000              18.0000
        45,800.10               .0500              17.7476
            11.5000             .0000              17.7476
            11.0000             .2024                6.2476
            10.7476             .0000                6.2476
            10.7476             .0000

       5069767                  .5000              17.0000
        82,260.13               .0500              16.7476
            11.5000             .0000              16.7476
            11.0000             .2024                7.9076
            10.7476             .0000                7.9076
            10.7476             .0000

       5069771                  .5000              16.2500
       150,461.97               .0500              15.9976
             9.7500             .0000              15.9976
             9.2500             .2024                6.6366
             8.9976             .0000                6.6366
             8.9976             .0000
1



       5069777                 1.5000              16.5750
        27,168.94               .0500              16.3226
            12.0750             .0000              16.3226
            10.5750             .2024                8.1726
            10.3226             .0000                8.1726
            10.3226             .0000

       5069780                  .5000              16.4500
       120,775.25               .0500              16.1976
            10.9500             .0000              16.1976
            10.4500             .2024                6.7476
            10.1976             .0000                6.7476
            10.1976             .0000

       5078163                  .3750              15.6150
        44,819.13               .0500              15.3626
             8.9900             .0000              15.3626
             8.6150             .2024                5.9116
             8.3626             .0000                5.9116
             8.3626             .0000

       5078164                  .3750              16.5750
       194,047.97               .0500              16.3226
             9.9500             .0000              16.3226
             9.5750             .2024                7.5206
             9.3226             .0000                7.5206
             9.3226             .0000

       5078168                  .5000              16.5550
        62,810.12               .0500              16.3026
            11.0550             .0000              16.3026
            10.5550             .2024                6.9726
            10.3026             .0000                6.9726
            10.3026             .0000

       5083927                  .5000              16.7500
       258,005.59               .0500              16.4976
            10.7500             .0000              16.4976
            10.2500             .2024                5.7476
             9.9976             .0000                5.7476
             9.9976             .0000

       5083931                  .5000              18.5000
        46,614.44               .0500              18.2476
            12.5000             .0000              18.2476
            12.0000             .2024                7.6226
            11.7476             .0000                7.6226
            11.7476             .0000

       5083934                  .5000              15.9900
       146,103.79               .0500              15.7376
             9.9900             .0000              15.7376
             9.4900             .2024                5.7476
             9.2376             .0000                5.7476
             9.2376             .0000
1



       5083942                  .5000              18.0000
        30,738.30               .0500              17.7476
            12.0000             .0000              17.7476
            11.5000             .2024                6.6226
            11.2476             .0000                6.6226
            11.2476             .0000

       5083943                  .5000              16.2500
       101,870.57               .0500              15.9976
            10.2500             .0000              15.9976
             9.7500             .2024                6.8726
             9.4976             .0000                6.8726
             9.4976             .0000

       5083944                  .5000              16.1250
       341,403.24               .0500              15.8726
            10.1250             .0000              15.8726
             9.6250             .2024                6.4976
             9.3726             .0000                6.4976
             9.3726             .0000

       5083945                  .5000              14.7500
       201,929.09               .0500              14.4976
             8.7500             .0000              14.4976
             8.2500             .2024                4.4976
             7.9976             .0000                4.4976
             7.9976             .0000

       5083951                  .5000              14.5000
       146,032.21               .0500              14.2476
             8.5000             .0000              14.2476
             8.0000             .2024                5.6226
             7.7476             .0000                5.6226
             7.7476             .0000

       5083954                  .5000              16.6250
       155,422.70               .0500              16.3726
            10.6250             .0000              16.3726
            10.1250             .2024                5.6226
             9.8726             .0000                5.6226
             9.8726             .0000

       5083961                  .5000              17.8750
        58,829.62               .0500              17.6226
            11.8750             .0000              17.6226
            11.3750             .2024                7.1226
            11.1226             .0000                7.1226
            11.1226             .0000

       5083970                  .5000              15.6250
        71,813.73               .0500              15.3726
             9.6250             .0000              15.3726
             9.1250             .2024                4.9976
             8.8726             .0000                4.9976
             8.8726             .0000
1



       5083979                  .5000              14.9900
       273,546.67               .0500              14.7376
             8.9900             .0000              14.7376
             8.4900             .2024                6.4976
             8.2376             .0000                6.4976
             8.2376             .0000

       5083982                  .5000              14.9900
        96,240.46               .0500              14.7376
             8.9900             .0000              14.7376
             8.4900             .2024                5.6226
             8.2376             .0000                5.6226
             8.2376             .0000

       5083984                  .5000              16.3750
       148,566.22               .0500              16.1226
            10.3750             .0000              16.1226
             9.8750             .2024                5.6226
             9.6226             .0000                5.6226
             9.6226             .0000

       5083988                  .5000              15.7500
       373,155.76               .0500              15.4976
             9.7500             .0000              15.4976
             9.2500             .2024                4.6226
             8.9976             .0000                4.6226
             8.9976             .0000

       5083990                  .5000              17.9900
       324,717.58               .0500              17.7376
            11.9900             .0000              17.7376
            11.4900             .2024                5.7476
            11.2376             .0000                5.7476
            11.2376             .0000

       5083991                  .5000              14.1250
       398,136.04               .0500              13.8726
             8.1250             .0000              13.8726
             7.6250             .2024                5.1226
             7.3726             .0000                5.1226
             7.3726             .0000

       5083993                  .5000              15.8750
       225,589.53               .0500              15.6226
             9.8750             .0000              15.6226
             9.3750             .2024                5.3726
             9.1226             .0000                5.3726
             9.1226             .0000

       5084001                  .5000              16.9900
       157,192.15               .0500              16.7376
            10.9900             .0000              16.7376
            10.4900             .2024                6.2476
            10.2376             .0000                6.2476
            10.2376             .0000
1



       5084005                  .5000              17.1250
       125,867.61               .0500              16.8726
            11.1250             .0000              16.8726
            10.6250             .2024                6.3726
            10.3726             .0000                6.3726
            10.3726             .0000

       5084018                  .5000              15.4900
       155,688.73               .0500              15.2376
             9.4900             .0000              15.2376
             8.9900             .2024                5.6226
             8.7376             .0000                5.6226
             8.7376             .0000

       5084023                  .5000              17.8750
        65,191.83               .0500              17.6226
            11.8750             .0000              17.6226
            11.3750             .2024                6.8726
            11.1226             .0000                6.8726
            11.1226             .0000

       5084031                  .5000              15.5000
       138,046.80               .0500              15.2476
             9.5000             .0000              15.2476
             9.0000             .2024                6.1226
             8.7476             .0000                6.1226
             8.7476             .0000

       5084032                  .5000              16.2500
       109,016.51               .0500              15.9976
            10.2500             .0000              15.9976
             9.7500             .2024                5.4976
             9.4976             .0000                5.4976
             9.4976             .0000

       5084033                  .5000              15.7500
       152,284.78               .0500              15.4976
             9.7500             .0000              15.4976
             9.2500             .2024                5.3726
             8.9976             .0000                5.3726
             8.9976             .0000

       5084035                  .5000              16.7500
       143,780.18               .0500              16.4976
            10.7500             .0000              16.4976
            10.2500             .2024                5.9976
             9.9976             .0000                5.9976
             9.9976             .0000

       5084045                  .5000              15.8750
       163,780.14               .0500              15.6226
             9.8750             .0000              15.6226
             9.3750             .2024                5.6226
             9.1226             .0000                5.6226
             9.1226             .0000
1



       5084055                  .5000              15.9900
       131,722.14               .0500              15.7376
             9.9900             .0000              15.7376
             9.4900             .2024                5.9976
             9.2376             .0000                5.9976
             9.2376             .0000

       5084056                  .5000              17.5000
       342,218.40               .0500              17.2476
            11.5000             .0000              17.2476
            11.0000             .2024                6.8726
            10.7476             .0000                6.8726
            10.7476             .0000

       5084057                  .5000              17.6250
        49,662.22               .0500              17.3726
            11.6250             .0000              17.3726
            11.1250             .2024                5.6226
            10.8726             .0000                5.6226
            10.8726             .0000

       5084058                  .5000              15.8750
       311,171.78               .0500              15.6226
             9.8750             .0000              15.6226
             9.3750             .2024                5.6226
             9.1226             .0000                5.6226
             9.1226             .0000

       5084060                  .5000              14.9900
        62,706.59               .0500              14.7376
             8.9900             .0000              14.7376
             8.4900             .2024                5.8726
             8.2376             .0000                5.8726
             8.2376             .0000

       5084065                  .5000              17.7500
        77,278.69               .0500              17.4976
            11.7500             .0000              17.4976
            11.2500             .2024                5.6226
            10.9976             .0000                5.6226
            10.9976             .0000

       5084070                  .5000              15.9900
       117,567.10               .0500              15.7376
             9.9900             .0000              15.7376
             9.4900             .2024                5.4976
             9.2376             .0000                5.4976
             9.2376             .0000

       5084072                  .5000              15.8750
        31,456.71               .0500              15.6226
             9.8750             .0000              15.6226
             9.3750             .2024                4.6226
             9.1226             .0000                4.6226
             9.1226             .0000
1



       5084080                  .5000              15.8750
       125,568.52               .0500              15.6226
             9.8750             .0000              15.6226
             9.3750             .2024                7.2476
             9.1226             .0000                7.2476
             9.1226             .0000

       5084083                  .5000              14.2500
       366,492.68               .0500              13.9976
             8.2500             .0000              13.9976
             7.7500             .2024                5.1226
             7.4976             .0000                5.1226
             7.4976             .0000

       5084085                  .5000              16.9900
        70,223.92               .0500              16.7376
            10.9900             .0000              16.7376
            10.4900             .2024                6.2476
            10.2376             .0000                6.2476
            10.2376             .0000

       5084086                  .5000              16.7500
        47,645.61               .0500              16.4976
            10.7500             .0000              16.4976
            10.2500             .2024                6.2476
             9.9976             .0000                6.2476
             9.9976             .0000

       5084092                  .5000              16.2500
       167,786.27               .0500              15.9976
            10.2500             .0000              15.9976
             9.7500             .2024                5.6226
             9.4976             .0000                5.6226
             9.4976             .0000

       5084093                  .5000              17.7500
       100,204.92               .0500              17.4976
            11.7500             .0000              17.4976
            11.2500             .2024                6.8726
            10.9976             .0000                6.8726
            10.9976             .0000

       5084098                  .5000              15.2500
       169,733.56               .0500              14.9976
             9.2500             .0000              14.9976
             8.7500             .2024                3.8726
             8.4976             .0000                3.8726
             8.4976             .0000

       5084100                  .5000              17.2500
       336,757.84               .0500              16.9976
            11.2500             .0000              16.9976
            10.7500             .2024                6.2476
            10.4976             .0000                6.2476
            10.4976             .0000
1



       5084103                  .5000              15.7500
        89,873.00               .0500              15.4976
             9.7500             .0000              15.4976
             9.2500             .2024                4.6226
             8.9976             .0000                4.6226
             8.9976             .0000

       5084104                  .5000              15.9900
       399,463.53               .0500              15.7376
             9.9900             .0000              15.7376
             9.4900             .2024                5.3726
             9.2376             .0000                5.3726
             9.2376             .0000

       5084109                  .5000              15.9900
       131,133.90               .0500              15.7376
             9.9900             .0000              15.7376
             9.4900             .2024                5.7476
             9.2376             .0000                5.7476
             9.2376             .0000

       5084111                  .5000              15.4900
        61,461.15               .0500              15.2376
             9.9900             .0000              15.2376
             9.4900             .2024                5.7476
             9.2376             .0000                5.7476
             9.2376             .0000

       5084117                  .5000              14.7500
        76,366.98               .0500              14.4976
             8.7500             .0000              14.4976
             8.2500             .2024                5.3726
             7.9976             .0000                5.3726
             7.9976             .0000

       5084126                  .5000              13.9900
       129,646.87               .0500              13.7376
             7.9900             .0000              13.7376
             7.4900             .2024                4.8726
             7.2376             .0000                4.8726
             7.2376             .0000

       5084128                  .5000              17.1250
       189,800.37               .0500              16.8726
            11.1250             .0000              16.8726
            10.6250             .2024                5.4976
            10.3726             .0000                5.4976
            10.3726             .0000

       5084130                  .5000              14.9900
       119,734.27               .0500              14.7376
             8.9900             .0000              14.7376
             8.4900             .2024                4.6226
             8.2376             .0000                4.6226
             8.2376             .0000
1



       5084131                  .5000              14.5000
       173,681.52               .0500              14.2476
             8.5000             .0000              14.2476
             8.0000             .2024                3.9976
             7.7476             .0000                3.9976
             7.7476             .0000

       5084133                  .5000              17.6250
       152,855.90               .0500              17.3726
            11.6250             .0000              17.3726
            11.1250             .2024                5.7476
            10.8726             .0000                5.7476
            10.8726             .0000

       5084135                  .5000              14.9900
       326,708.57               .0500              14.7376
             8.9900             .0000              14.7376
             8.4900             .2024                5.1226
             8.2376             .0000                5.1226
             8.2376             .0000

       5084139                  .5000              14.9900
       473,739.91               .0500              14.7376
             8.9900             .0000              14.7376
             8.4900             .2024                5.4976
             8.2376             .0000                5.4976
             8.2376             .0000

       5084141                  .5000              17.7500
        79,911.76               .0500              17.4976
            11.7500             .0000              17.4976
            11.2500             .2024                6.4976
            10.9976             .0000                6.4976
            10.9976             .0000

       5084143                  .5000              13.7500
       288,384.10               .0500              13.4976
             7.7500             .0000              13.4976
             7.2500             .2024                4.3726
             6.9976             .0000                4.3726
             6.9976             .0000

       5084147                  .5000              13.7500
       170,635.58               .0500              13.4976
             7.7500             .0000              13.4976
             7.2500             .2024                3.9976
             6.9976             .0000                3.9976
             6.9976             .0000

       5084149                  .5000              14.9900
       220,045.22               .0500              14.7376
             8.9900             .0000              14.7376
             8.4900             .2024                6.2476
             8.2376             .0000                6.2476
             8.2376             .0000
1



       5084152                  .5000              16.2500
        76,852.34               .0500              15.9976
            10.2500             .0000              15.9976
             9.7500             .2024                5.1226
             9.4976             .0000                5.1226
             9.4976             .0000

       5084153                  .5000              17.1250
        56,190.87               .0500              16.8726
            11.1250             .0000              16.8726
            10.6250             .2024                5.7476
            10.3726             .0000                5.7476
            10.3726             .0000

       5084155                  .5000              16.6250
       314,006.89               .0500              16.3726
            10.6250             .0000              16.3726
            10.1250             .2024                5.9976
             9.8726             .0000                5.9976
             9.8726             .0000

       5084168                  .5000              13.2500
       235,444.33               .0500              12.9976
             7.2500             .0000              12.9976
             6.7500             .2024                3.3726
             6.4976             .0000                3.3726
             6.4976             .0000

       5084170                  .5000              17.3750
        94,905.49               .0500              17.1226
            11.3750             .0000              17.1226
            10.8750             .2024                5.8726
            10.6226             .0000                5.8726
            10.6226             .0000

       5084188                  .5000              15.8750
        59,889.61               .0500              15.6226
             9.8750             .0000              15.6226
             9.3750             .2024                4.8726
             9.1226             .0000                4.8726
             9.1226             .0000

       5084195                  .5000              14.9900
       195,176.53               .0500              14.7376
             8.9900             .0000              14.7376
             8.4900             .2024                5.1226
             8.2376             .0000                5.1226
             8.2376             .0000

       5084197                  .5000              17.7500
        29,373.06               .0500              17.4976
            11.7500             .0000              17.4976
            11.2500             .2024                6.8726
            10.9976             .0000                6.8726
            10.9976             .0000
1



       5084205                  .5000              17.1250
        99,595.29               .0500              16.8726
            11.1250             .0000              16.8726
            10.6250             .2024                6.3726
            10.3726             .0000                6.3726
            10.3726             .0000

       5084207                  .5000              16.0000
        33,205.48               .0500              15.7476
            10.0000             .0000              15.7476
             9.5000             .2024                6.2476
             9.2476             .0000                6.2476
             9.2476             .0000

       5084214                  .5000              14.5000
       323,206.50               .0500              14.2476
             8.5000             .0000              14.2476
             8.0000             .2024                5.3726
             7.7476             .0000                5.3726
             7.7476             .0000

       5084217                  .5000              16.9900
       127,861.52               .0500              16.7376
            10.9900             .0000              16.7376
            10.4900             .2024                4.8726
            10.2376             .0000                4.8726
            10.2376             .0000

       5084221                  .5000              13.9900
       215,561.40               .0500              13.7376
             7.9900             .0000              13.7376
             7.4900             .2024                4.2476
             7.2376             .0000                4.2476
             7.2376             .0000

       5084229                  .5000              13.8750
        69,055.68               .0500              13.6226
             7.8750             .0000              13.6226
             7.3750             .2024                5.7476
             7.1226             .0000                5.7476
             7.1226             .0000

       5084237                  .5000              15.7500
       246,651.45               .0500              15.4976
             9.7500             .0000              15.4976
             9.2500             .2024                5.7476
             8.9976             .0000                5.7476
             8.9976             .0000

       5084250                  .5000              17.7500
        42,461.06               .0500              17.4976
            11.7500             .0000              17.4976
            11.2500             .2024                6.8726
            10.9976             .0000                6.8726
            10.9976             .0000
1



       5084254                  .5000              17.0000
       201,502.86               .0500              16.7476
            11.0000             .0000              16.7476
            10.5000             .2024                6.8726
            10.2476             .0000                6.8726
            10.2476             .0000

       5084256                  .5000              16.2500
        69,611.53               .0500              15.9976
            10.2500             .0000              15.9976
             9.7500             .2024                5.6226
             9.4976             .0000                5.6226
             9.4976             .0000

       5084259                  .5000              15.9900
       260,899.63               .0500              15.7376
             9.9900             .0000              15.7376
             9.4900             .2024                6.2476
             9.2376             .0000                6.2476
             9.2376             .0000

       5084260                  .5000              14.8750
       499,151.84               .0500              14.6226
             8.8750             .0000              14.6226
             8.3750             .2024                4.7476
             8.1226             .0000                4.7476
             8.1226             .0000

       5084275                  .5000              17.0000
       119,870.45               .0500              16.7476
            11.0000             .0000              16.7476
            10.5000             .2024                6.3726
            10.2476             .0000                6.3726
            10.2476             .0000

       5084282                  .5000              16.0000
       140,511.69               .0500              15.7476
            10.0000             .0000              15.7476
             9.5000             .2024                6.3726
             9.2476             .0000                6.3726
             9.2476             .0000

       5084283                  .5000              17.5000
        68,733.37               .0500              17.2476
            11.5000             .0000              17.2476
            11.0000             .2024                5.3726
            10.7476             .0000                5.3726
            10.7476             .0000

       5084286                  .5000              14.8750
       435,760.43               .0500              14.6226
             8.8750             .0000              14.6226
             8.3750             .2024                5.1226
             8.1226             .0000                5.1226
             8.1226             .0000
1



       5084289                  .5000              15.7500
       140,036.87               .0500              15.4976
             9.7500             .0000              15.4976
             9.2500             .2024                5.1226
             8.9976             .0000                5.1226
             8.9976             .0000

       5084294                  .5000              15.8650
        65,359.84               .0500              15.6126
             9.8650             .0000              15.6126
             9.3650             .2024                5.2476
             9.1126             .0000                5.2476
             9.1126             .0000

       5084300                  .5000              15.2500
       424,333.88               .0500              14.9976
             9.2500             .0000              14.9976
             8.7500             .2024                6.6226
             8.4976             .0000                6.6226
             8.4976             .0000

       5084308                  .5000              16.3750
       227,718.34               .0500              16.1226
            10.3750             .0000              16.1226
             9.8750             .2024                5.4976
             9.6226             .0000                5.4976
             9.6226             .0000

       5084311                  .5000              17.2500
        79,918.21               .0500              16.9976
            11.2500             .0000              16.9976
            10.7500             .2024                6.4976
            10.4976             .0000                6.4976
            10.4976             .0000

       5084314                  .5000              15.0000
       168,471.37               .0500              14.7476
             9.0000             .0000              14.7476
             8.5000             .2024                5.2476
             8.2476             .0000                5.2476
             8.2476             .0000

       5084315                  .2500              15.5000
       217,258.93               .0500              15.2476
             9.2500             .0000              15.2476
             9.0000             .2024                5.8726
             8.7476             .0000                5.8726
             8.7476             .0000

       5084317                  .5000              14.9900
       135,375.63               .0500              14.7376
             8.9900             .0000              14.7376
             8.4900             .2024                4.6226
             8.2376             .0000                4.6226
             8.2376             .0000
1



       5084327                  .5000              15.9900
       250,463.64               .0500              15.7376
             9.9900             .0000              15.7376
             9.4900             .2024                5.6226
             9.2376             .0000                5.6226
             9.2376             .0000

       5084328                  .5000              14.7500
       172,499.56               .0500              14.4976
             8.7500             .0000              14.4976
             8.2500             .2024                3.9976
             7.9976             .0000                3.9976
             7.9976             .0000

       5084332                  .2500              15.2400
       125,591.85               .0500              14.9876
             8.9900             .0000              14.9876
             8.7400             .2024                5.8726
             8.4876             .0000                5.8726
             8.4876             .0000

       5084337                  .5000              17.2500
       122,274.84               .0500              16.9976
            11.2500             .0000              16.9976
            10.7500             .2024                5.7476
            10.4976             .0000                5.7476
            10.4976             .0000

       5084348                  .5000              14.5000
       525,336.69               .0500              14.2476
             8.5000             .0000              14.2476
             8.0000             .2024                5.1226
             7.7476             .0000                5.1226
             7.7476             .0000

       5084352                  .5000              15.8750
       154,786.97               .0500              15.6226
             9.8750             .0000              15.6226
             9.3750             .2024                4.8726
             9.1226             .0000                4.8726
             9.1226             .0000

       5084360                  .5000              16.5000
        49,440.46               .0500              16.2476
            10.5000             .0000              16.2476
            10.0000             .2024                5.1226
             9.7476             .0000                5.1226
             9.7476             .0000

       5084363                  .2500              17.8750
       326,913.50               .0500              17.6226
            11.6250             .0000              17.6226
            11.3750             .2024                5.9976
            11.1226             .0000                5.9976
            11.1226             .0000
1



       5084365                  .5000              16.7500
        72,717.02               .0500              16.4976
            10.7500             .0000              16.4976
            10.2500             .2024                5.3726
             9.9976             .0000                5.3726
             9.9976             .0000

       5084372                  .5000              16.3750
        45,543.66               .0500              16.1226
            10.3750             .0000              16.1226
             9.8750             .2024                5.3726
             9.6226             .0000                5.3726
             9.6226             .0000

       5084375                  .5000              13.8750
       484,990.01               .0500              13.6226
             7.8750             .0000              13.6226
             7.3750             .2024                4.7476
             7.1226             .0000                4.7476
             7.1226             .0000

       5084379                  .2500              15.3500
       233,290.44               .0500              15.0976
             9.3500             .0000              15.0976
             9.1000             .2024                4.6226
             8.8476             .0000                4.6226
             8.8476             .0000

       5084384                  .2500              16.3750
       189,432.03               .0500              16.1226
            10.1250             .0000              16.1226
             9.8750             .2024                5.4976
             9.6226             .0000                5.4976
             9.6226             .0000

       5084386                  .5000              15.5000
       458,317.28               .0500              15.2476
             9.5000             .0000              15.2476
             9.0000             .2024                5.3726
             8.7476             .0000                5.3726
             8.7476             .0000

       5084390                  .5000              17.1250
       186,204.16               .0500              16.8726
            11.1250             .0000              16.8726
            10.6250             .2024                6.7476
            10.3726             .0000                6.7476
            10.3726             .0000

       5084392                  .2500              16.0000
       190,980.12               .0500              15.7476
             9.7500             .0000              15.7476
             9.5000             .2024                5.8726
             9.2476             .0000                5.8726
             9.2476             .0000
1



       5084394                  .2500              15.5000
       142,153.11               .0500              15.2476
             9.2500             .0000              15.2476
             9.0000             .2024                5.3726
             8.7476             .0000                5.3726
             8.7476             .0000

       5084396                  .5000              15.3750
       122,213.12               .0500              15.1226
             9.3750             .0000              15.1226
             8.8750             .2024                5.1226
             8.6226             .0000                5.1226
             8.6226             .0000

       5084398                  .2500              15.7500
       110,235.78               .0500              15.4976
             9.5000             .0000              15.4976
             9.2500             .2024                5.6226
             8.9976             .0000                5.6226
             8.9976             .0000

       5084399                  .5000              16.1250
       241,784.51               .0500              15.8726
            10.1250             .0000              15.8726
             9.6250             .2024                5.1226
             9.3726             .0000                5.1226
             9.3726             .0000

       5084404                  .2500              17.0000
        74,075.49               .0500              16.7476
            10.7500             .0000              16.7476
            10.5000             .2024                7.2476
            10.2476             .0000                7.2476
            10.2476             .0000

       5084405                  .2500              17.6250
        55,304.90               .0500              17.3726
            11.3750             .0000              17.3726
            11.1250             .2024                7.4726
            10.8726             .0000                7.4726
            10.8726             .0000

       5084406                  .5000              17.9900
        67,940.89               .0500              17.7376
            11.9900             .0000              17.7376
            11.4900             .2024                6.7476
            11.2376             .0000                6.7476
            11.2376             .0000

       5084409                  .5000              15.9900
       608,183.26               .0500              15.7376
             9.9900             .0000              15.7376
             9.4900             .2024                4.4976
             9.2376             .0000                4.4976
             9.2376             .0000
1



       5084421                  .5000              15.3750
        76,379.43               .0500              15.1226
             9.3750             .0000              15.1226
             8.8750             .2024                5.1226
             8.6226             .0000                5.1226
             8.6226             .0000

       5084430                  .5000              16.0000
       176,937.90               .0500              15.7476
            10.0000             .0000              15.7476
             9.5000             .2024                5.4976
             9.2476             .0000                5.4976
             9.2476             .0000

       5084433                  .5000              14.7500
       184,478.68               .0500              14.4976
             8.7500             .0000              14.4976
             8.2500             .2024                4.9976
             7.9976             .0000                4.9976
             7.9976             .0000

       5084438                  .5000              13.9900
       411,094.82               .0500              13.7376
             7.9900             .0000              13.7376
             7.4900             .2024                4.4976
             7.2376             .0000                4.4976
             7.2376             .0000

       5084440                  .5000              15.2500
       102,707.57               .0500              14.9976
             9.2500             .0000              14.9976
             8.7500             .2024                5.1226
             8.4976             .0000                5.1226
             8.4976             .0000

       5084443                  .5000              14.7500
       459,200.21               .0500              14.4976
             8.7500             .0000              14.4976
             8.2500             .2024                4.6226
             7.9976             .0000                4.6226
             7.9976             .0000

       5084444                  .2500              16.1250
        63,661.77               .0500              15.8726
             9.8750             .0000              15.8726
             9.6250             .2024                5.3726
             9.3726             .0000                5.3726
             9.3726             .0000

       5084446                  .5000              16.5000
       143,826.80               .0500              16.2476
            10.5000             .0000              16.2476
            10.0000             .2024                5.3726
             9.7476             .0000                5.3726
             9.7476             .0000
1



       5084448                  .2500              18.1150
       208,063.97               .0500              17.8626
            11.8650             .0000              17.8626
            11.6150             .2024                6.7476
            11.3626             .0000                6.7476
            11.3626             .0000

       5084454                  .5000              16.7400
       192,380.03               .0500              16.4876
            10.7400             .0000              16.4876
            10.2400             .2024                5.4976
             9.9876             .0000                5.4976
             9.9876             .0000

       5084455                  .5000              18.7500
        90,183.77               .0500              18.4976
            12.7500             .0000              18.4976
            12.2500             .2024                7.2476
            11.9976             .0000                7.2476
            11.9976             .0000

       5084456                  .5000              15.5000
       184,974.44               .0500              15.2476
             9.5000             .0000              15.2476
             9.0000             .2024                5.4976
             8.7476             .0000                5.4976
             8.7476             .0000

       5084463                  .5000              14.9900
       108,719.81               .0500              14.7376
             8.9900             .0000              14.7376
             8.4900             .2024                5.1226
             8.2376             .0000                5.1226
             8.2376             .0000

       5084471                  .2500              15.2400
       220,883.94               .0500              14.9876
             8.9900             .0000              14.9876
             8.7400             .2024                4.8726
             8.4876             .0000                4.8726
             8.4876             .0000

       5084473                  .5000              16.6250
       146,982.71               .0500              16.3726
            10.6250             .0000              16.3726
            10.1250             .2024                5.8726
             9.8726             .0000                5.8726
             9.8726             .0000

       5084474                  .5000              14.5000
       416,835.64               .0500              14.2476
             8.5000             .0000              14.2476
             8.0000             .2024                5.1226
             7.7476             .0000                5.1226
             7.7476             .0000
1



       5084480                  .2500              15.0000
       366,711.29               .0500              14.7476
             8.7500             .0000              14.7476
             8.5000             .2024                5.2476
             8.2476             .0000                5.2476
             8.2476             .0000

       5084481                  .5000              15.9900
        60,197.85               .0500              15.7376
             9.9900             .0000              15.7376
             9.4900             .2024                5.7476
             9.2376             .0000                5.7476
             9.2376             .0000

       5093338                  .5000              16.1000
        78,222.18               .0500              15.8476
             9.6000             .0000              15.8476
             9.1000             .2024                7.0476
             8.8476             .0000                7.0476
             8.8476             .0000

       5093893                  .5000              14.5000
       230,450.08               .0500              14.2476
             7.0000             .0000              14.2476
             6.5000             .2024                2.4976
             6.2476             .0000                2.4976
             6.2476             .0000

       5093894                  .5000              15.0000
       154,006.34               .0500              14.7476
             7.7500             .0000              14.7476
             7.2500             .2024                3.2476
             6.9976             .0000                3.2476
             6.9976             .0000

       5099423                  .5000              17.4900
        80,731.68               .0500              17.2376
            11.9900             .0000              17.2376
            11.4900             .2024                7.2476
            11.2376             .0000                7.2476
            11.2376             .0000

       5105394                  .5000              15.9000
       140,077.67               .0500              15.6476
            10.4000             .0000              15.6476
             9.9000             .2024                7.2776
             9.6476             .0000                7.2776
             9.6476             .0000

       5106446                  .5000              15.7500
       103,836.25               .0500              15.4976
             9.2500             .0000              15.4976
             8.7500             .2024                6.1366
             8.4976             .0000                6.1366
             8.4976             .0000
1



       5106449                  .5000              17.1000
        43,876.99               .0500              16.8476
            10.6000             .0000              16.8476
            10.1000             .2024                6.8776
             9.8476             .0000                6.8776
             9.8476             .0000

       5106450                  .5000              16.0000
       284,155.82               .0500              15.7476
            10.5000             .0000              15.7476
            10.0000             .2024                6.7476
             9.7476             .0000                6.7476
             9.7476             .0000

       5107879                  .2500              15.6250
       161,788.91               .0500              15.3726
            10.1250             .0000              15.3726
             9.8750             .2024                4.9976
             9.6226             .0000                4.9976
             9.6226             .0000

       5107886                  .2500              15.5000
       108,694.27               .0500              15.2476
             9.7500             .0000              15.2476
             9.5000             .2024                4.4976
             9.2476             .0000                4.4976
             9.2476             .0000

       5107887                  .2500              14.8750
       439,052.63               .0500              14.6226
             9.1250             .0000              14.6226
             8.8750             .2024                4.3726
             8.6226             .0000                4.3726
             8.6226             .0000

       5107890                  .2500              15.1250
       219,664.09               .0500              14.8726
             9.3750             .0000              14.8726
             9.1250             .2024                6.3976
             8.8726             .0000                6.3976
             8.8726             .0000

       5107892                  .2500              15.7400
       142,783.27               .0500              15.4876
             9.9900             .0000              15.4876
             9.7400             .2024                4.4976
             9.4876             .0000                4.4976
             9.4876             .0000

       5107907                  .2500              15.5000
       148,540.11               .0500              15.2476
             9.7500             .0000              15.2476
             9.5000             .2024                4.9976
             9.2476             .0000                4.9976
             9.2476             .0000
1



       5107909                  .2500              16.3750
       395,536.38               .0500              16.1226
            10.6250             .0000              16.1226
            10.3750             .2024                5.4976
            10.1226             .0000                5.4976
            10.1226             .0000

       5107911                  .5000              14.7750
       195,195.07               .0500              14.5226
             9.2750             .0000              14.5226
             8.7750             .2024                5.7476
             8.5226             .0000                5.7476
             8.5226             .0000

       5107919                  .2500              15.6250
       164,878.11               .0500              15.3726
             9.8750             .0000              15.3726
             9.6250             .2024                3.9976
             9.3726             .0000                3.9976
             9.3726             .0000

       5107923                  .2500              15.5000
       103,303.70               .0500              15.2476
             9.7500             .0000              15.2476
             9.5000             .2024                5.5976
             9.2476             .0000                5.5976
             9.2476             .0000

       5107926                  .2500              16.3750
       152,820.87               .0500              16.1226
            10.6250             .0000              16.1226
            10.3750             .2024                6.2476
            10.1226             .0000                6.2476
            10.1226             .0000

       5107949                  .2500              13.3500
       132,009.45               .0500              13.0976
             7.6000             .0000              13.0976
             7.3500             .2024                4.6226
             7.0976             .0000                4.6226
             7.0976             .0000

       5107954                  .2500              16.3750
        95,088.55               .0500              16.1226
            10.6250             .0000              16.1226
            10.3750             .2024                5.9976
            10.1226             .0000                5.9976
            10.1226             .0000

       5107958                  .2500              14.8750
       122,652.36               .0500              14.6226
             9.1250             .0000              14.6226
             8.8750             .2024                5.2226
             8.6226             .0000                5.2226
             8.6226             .0000
1



       5107961                  .2500              14.7750
        88,903.99               .0500              14.5226
             9.0250             .0000              14.5226
             8.7750             .2024                5.2476
             8.5226             .0000                5.2476
             8.5226             .0000

       5107962                  .2500              16.2500
       169,196.27               .0500              15.9976
            10.5000             .0000              15.9976
            10.2500             .2024                4.9976
             9.9976             .0000                4.9976
             9.9976             .0000

       5107974                  .2500              15.0000
       149,615.14               .0500              14.7476
             9.2500             .0000              14.7476
             9.0000             .2024                5.6226
             8.7476             .0000                5.6226
             8.7476             .0000

       5107986                  .5000              16.8750
        68,308.86               .0500              16.6226
            11.3750             .0000              16.6226
            10.8750             .2024                5.9976
            10.6226             .0000                5.9976
            10.6226             .0000

       5107988                  .2500              15.7500
        67,379.06               .0500              15.4976
            10.0000             .0000              15.4976
             9.7500             .2024                5.8476
             9.4976             .0000                5.8476
             9.4976             .0000

       5107990                  .2500              16.1250
        47,919.77               .0500              15.8726
            10.3750             .0000              15.8726
            10.1250             .2024                5.7476
             9.8726             .0000                5.7476
             9.8726             .0000

       5107995                  .2500              15.0000
       177,721.03               .0500              14.7476
             9.2500             .0000              14.7476
             9.0000             .2024                4.3726
             8.7476             .0000                4.3726
             8.7476             .0000

       5108002                  .2500              15.8750
        86,223.63               .0500              15.6226
            10.1250             .0000              15.6226
             9.8750             .2024                4.9976
             9.6226             .0000                4.9976
             9.6226             .0000
1



       5108006                  .2500              16.8750
       175,752.33               .0500              16.6226
            11.1250             .0000              16.6226
            10.8750             .2024                6.4976
            10.6226             .0000                6.4976
            10.6226             .0000

       5108018                  .2500              14.8750
       123,842.78               .0500              14.6226
             9.1250             .0000              14.6226
             8.8750             .2024                4.1226
             8.6226             .0000                4.1226
             8.6226             .0000

       5108021                  .2500              17.1250
        62,038.21               .0500              16.8726
            11.3750             .0000              16.8726
            11.1250             .2024                6.2476
            10.8726             .0000                6.2476
            10.8726             .0000

       5108024                  .2500              15.2500
        98,334.82               .0500              14.9976
             9.5000             .0000              14.9976
             9.2500             .2024                4.4976
             8.9976             .0000                4.4976
             8.9976             .0000

       5108028                  .2500              14.1250
       181,358.83               .0500              13.8726
             8.3750             .0000              13.8726
             8.1250             .2024                4.7476
             7.8726             .0000                4.7476
             7.8726             .0000

       5108030                  .2500              15.8750
       116,795.86               .0500              15.6226
            10.1250             .0000              15.6226
             9.8750             .2024                4.9976
             9.6226             .0000                4.9976
             9.6226             .0000

       5108037                  .2500              15.0000
       173,884.47               .0500              14.7476
             9.2500             .0000              14.7476
             9.0000             .2024                5.3976
             8.7476             .0000                5.3976
             8.7476             .0000

       5108041                  .2500              15.2500
       290,367.49               .0500              14.9976
             9.5000             .0000              14.9976
             9.2500             .2024                4.4976
             8.9976             .0000                4.4976
             8.9976             .0000
1



       5108244                  .5000              15.8750
        82,374.05               .0500              15.6226
             9.3750             .0000              15.6226
             8.8750             .2024                5.8726
             8.6226             .0000                5.8726
             8.6226             .0000

       5108254                  .5000              17.2000
       209,676.02               .0500              16.9476
            10.7000             .0000              16.9476
            10.2000             .2024                6.2476
             9.9476             .0000                6.2476
             9.9476             .0000

       5110658                  .5000              14.3650
        61,072.56               .0500              14.1126
             7.8650             .0000              14.1126
             7.3650             .2024                4.3626
             7.1126             .0000                4.3626
             7.1126             .0000

       5117115                  .5000              16.6250
        50,347.04               .0500              16.3726
            11.1250             .0000              16.3726
            10.6250             .2024                8.7476
            10.3726             .0000                8.7476
            10.3726             .0000

       5133252                  .2500              16.2500
        71,813.53               .0500              15.9976
            10.5000             .0000              15.9976
            10.2500             .2024                8.1226
             9.9976             .0000                8.1226
             9.9976             .0000

       5135126                  .2500              12.1250
       170,441.33               .0500              11.8726
             5.3750             .0000              11.8726
             5.1250             .2024                1.2476
             4.8726             .0000                1.2476
             4.8726             .0000

       5135127                  .2500              12.5000
       383,466.18               .0500              12.2476
             5.7500             .0000              12.2476
             5.5000             .2024                1.6226
             5.2476             .0000                1.6226
             5.2476             .0000

       5135128                  .2500              12.1250
       255,172.24               .0500              11.8726
             5.3750             .0000              11.8726
             5.1250             .2024                1.2476
             4.8726             .0000                1.2476
             4.8726             .0000
1



       5135129                  .2500              12.1250
       277,000.00               .0500              11.8726
             5.3750             .0000              11.8726
             5.1250             .2024                1.2476
             4.8726             .0000                1.2476
             4.8726             .0000

       5135130                  .2500              12.3750
       173,959.10               .0500              12.1226
             5.6250             .0000              12.1226
             5.3750             .2024                1.4976
             5.1226             .0000                1.4976
             5.1226             .0000

       5135131                  .2500              12.0000
       433,489.77               .0500              11.7476
             5.2500             .0000              11.7476
             5.0000             .2024                1.1226
             4.7476             .0000                1.1226
             4.7476             .0000

       5135132                  .2500              12.1250
       139,143.37               .0500              11.8726
             5.3750             .0000              11.8726
             5.1250             .2024                1.2476
             4.8726             .0000                1.2476
             4.8726             .0000

       5135133                  .2500              12.1250
       126,821.14               .0500              11.8726
             5.3750             .0000              11.8726
             5.1250             .2024                1.2476
             4.8726             .0000                1.2476
             4.8726             .0000

       5135134                  .2500              12.1250
       204,332.70               .0500              11.8726
             5.3750             .0000              11.8726
             5.1250             .2024                1.2476
             4.8726             .0000                1.2476
             4.8726             .0000

       5135135                  .2500              12.1250
       566,509.69               .0500              11.8726
             5.3750             .0000              11.8726
             5.1250             .2024                1.2476
             4.8726             .0000                1.2476
             4.8726             .0000

       5135137                  .2500              12.1250
       208,550.00               .0500              11.8726
             5.3750             .0000              11.8726
             5.1250             .2024                1.2476
             4.8726             .0000                1.2476
             4.8726             .0000
1



       5135138                  .2500              12.1250
       312,480.47               .0500              11.8726
             5.3750             .0000              11.8726
             5.1250             .2024                1.2476
             4.8726             .0000                1.2476
             4.8726             .0000

       5135139                  .2500              12.1250
       211,510.30               .0500              11.8726
             5.3750             .0000              11.8726
             5.1250             .2024                1.2476
             4.8726             .0000                1.2476
             4.8726             .0000

       5135140                  .2500              12.1250
       931,927.44               .0500              11.8726
             5.3750             .0000              11.8726
             5.1250             .2024                1.2476
             4.8726             .0000                1.2476
             4.8726             .0000

       5135141                  .2500              12.1250
       159,099.81               .0500              11.8726
             5.3750             .0000              11.8726
             5.1250             .2024                1.2476
             4.8726             .0000                1.2476
             4.8726             .0000

       5135142                  .2500              12.1250
       320,727.97               .0500              11.8726
             5.3750             .0000              11.8726
             5.1250             .2024                1.2476
             4.8726             .0000                1.2476
             4.8726             .0000

       5135144                  .2500              11.7500
       277,309.20               .0500              11.4976
             5.0000             .0000              11.4976
             4.7500             .2024                 .8726
             4.4976             .0000                 .8726
             4.4976             .0000

       5135145                  .2500              12.1250
       379,900.00               .0500              11.8726
             5.3750             .0000              11.8726
             5.1250             .2024                1.2476
             4.8726             .0000                1.2476
             4.8726             .0000

       5135146                  .2500              12.2500
       327,730.07               .0500              11.9976
             5.5000             .0000              11.9976
             5.2500             .2024                1.3726
             4.9976             .0000                1.3726
             4.9976             .0000
1



       5135147                  .2500              12.1250
       261,998.75               .0500              11.8726
             5.3750             .0000              11.8726
             5.1250             .2024                1.2476
             4.8726             .0000                1.2476
             4.8726             .0000

       5135148                  .2500              12.1250
       169,812.98               .0500              11.8726
             5.3750             .0000              11.8726
             5.1250             .2024                1.2476
             4.8726             .0000                1.2476
             4.8726             .0000

       5135149                  .2500              12.1250
        95,200.00               .0500              11.8726
             5.3750             .0000              11.8726
             5.1250             .2024                1.2476
             4.8726             .0000                1.2476
             4.8726             .0000

       5135150                  .2500              12.3750
        90,849.32               .0500              12.1226
             5.6250             .0000              12.1226
             5.3750             .2024                1.4976
             5.1226             .0000                1.4976
             5.1226             .0000

       5135151                  .2500              12.1250
       111,122.36               .0500              11.8726
             5.3750             .0000              11.8726
             5.1250             .2024                1.2476
             4.8726             .0000                1.2476
             4.8726             .0000

       5135152                  .2500              12.3750
       119,237.49               .0500              12.1226
             5.6250             .0000              12.1226
             5.3750             .2024                1.4976
             5.1226             .0000                1.4976
             5.1226             .0000

       5135153                  .2500              12.1250
       195,051.32               .0500              11.8726
             5.3750             .0000              11.8726
             5.1250             .2024                1.2476
             4.8726             .0000                1.2476
             4.8726             .0000

       5135154                  .2500              11.7500
       251,324.48               .0500              11.4976
             5.0000             .0000              11.4976
             4.7500             .2024                 .8726
             4.4976             .0000                 .8726
             4.4976             .0000
1



       5135155                  .2500              12.1250
       139,926.88               .0500              11.8726
             5.3750             .0000              11.8726
             5.1250             .2024                1.2476
             4.8726             .0000                1.2476
             4.8726             .0000

       5165472                  .2500              15.9000
       135,304.72               .0500              15.6476
             9.6500             .0000              15.6476
             9.4000             .2024                5.4476
             9.1476             .0000                5.4476
             9.1476             .0000

       5167263                  .5000              16.5000
        72,078.06               .0500              16.2476
            11.2500             .0000              16.2476
            10.7500             .2024                5.5476
            10.4976             .0000                5.5476
            10.4976             .0000

       5167265                  .5000              17.1380
        50,228.98               .0500              16.8856
            12.6250             .0000              16.8856
            12.1250             .2024                7.0106
            11.8726             .0000                7.0106
            11.8726             .0000

       5167266                  .5000              15.0000
        87,295.43               .0500              14.7476
            10.5000             .0000              14.7476
            10.0000             .2024                5.2976
             9.7476             .0000                5.2976
             9.7476             .0000

       5167267                  .5000              16.7500
         9,579.59               .0500              16.4976
            11.2500             .0000              16.4976
            10.7500             .2024                6.1476
            10.4976             .0000                6.1476
            10.4976             .0000

       5167270                  .5000              11.7500
        60,647.63               .0500              11.4976
             8.0000             .0000              11.4976
             7.5000             .2024                1.9976
             7.2476             .0000                1.9976
             7.2476             .0000

       5167349                  .5000              15.7500
       116,357.06               .0500              15.4976
            11.3750             .0000              15.4976
            10.8750             .2024                6.7476
            10.6226             .0000                6.7476
            10.6226             .0000
1



       5167373                  .5000              14.9000
       135,752.31               .0500              14.6476
            11.6250             .0000              14.6476
            11.1250             .2024                6.9976
            10.8726             .0000                6.9976
            10.8726             .0000

       5167386                  .5000              15.9500
        84,395.72               .0500              15.6976
            12.7500             .0000              15.6976
            12.2500             .2024                6.7476
            11.9976             .0000                6.7476
            11.9976             .0000

       5167387                  .5000              15.7500
        58,538.97               .0500              15.4976
            11.5000             .0000              15.4976
            11.0000             .2024                7.2476
            10.7476             .0000                7.2476
            10.7476             .0000

       5167405                  .5000              17.7500
        63,326.97               .0500              17.4976
            12.2500             .0000              17.4976
            11.7500             .2024                7.7476
            11.4976             .0000                7.7476
            11.4976             .0000

       5167406                  .5000              14.4900
       118,512.33               .0500              14.2376
             8.9900             .0000              14.2376
             8.4900             .2024                5.4976
             8.2376             .0000                5.4976
             8.2376             .0000

       5167414                  .5000              13.0000
        82,816.23               .0500              12.7476
             7.5000             .0000              12.7476
             7.0000             .2024                4.1976
             6.7476             .0000                4.1976
             6.7476             .0000

       5167418                  .5000              15.0000
        80,939.61               .0500              14.7476
             7.9900             .0000              14.7476
             7.4900             .2024                4.1976
             7.2376             .0000                4.1976
             7.2376             .0000

       5168598                  .5000              16.7500
        54,473.88               .0500              16.4976
            10.7500             .0000              16.4976
            10.2500             .2024                4.4976
             9.9976             .0000                4.4976
             9.9976             .0000
1



       5168600                  .5000              15.6250
       191,532.66               .0500              15.3726
             9.6250             .0000              15.3726
             9.1250             .2024                5.3726
             8.8726             .0000                5.3726
             8.8726             .0000

       5168601                  .5000              17.3750
       224,580.27               .0500              17.1226
            10.8750             .0000              17.1226
            10.3750             .2024                6.8726
            10.1226             .0000                6.8726
            10.1226             .0000

       5168602                  .5000              16.7500
        71,836.47               .0500              16.4976
            10.2500             .0000              16.4976
             9.7500             .2024                6.2476
             9.4976             .0000                6.2476
             9.4976             .0000

       5168603                  .5000              14.9900
       162,267.26               .0500              14.7376
             8.9900             .0000              14.7376
             8.4900             .2024                4.9976
             8.2376             .0000                4.9976
             8.2376             .0000

       5168604                  .5000              18.4900
       127,649.44               .0500              18.2376
            11.9900             .0000              18.2376
            11.4900             .2024                7.2476
            11.2376             .0000                7.2476
            11.2376             .0000

       5168605                  .5000              14.7500
       234,394.37               .0500              14.4976
             8.2500             .0000              14.4976
             7.7500             .2024                2.9976
             7.4976             .0000                2.9976
             7.4976             .0000

       5169628                  .5000              13.4800
       163,592.74               .0500              13.2276
             6.9800             .0000              13.2276
             6.4800             .2024                4.9776
             6.2276             .0000                4.9776
             6.2276             .0000

       5171117                  .5000              19.9500
        59,769.84               .0500              19.6976
            14.4500             .0000              19.6976
            13.9500             .2024                7.2476
            13.6976             .0000                7.2476
            13.6976             .0000
1



       5171122                  .5000              14.2000
       104,627.05               .0500              13.9476
             8.7000             .0000              13.9476
             8.2000             .2024                4.2976
             7.9476             .0000                4.2976
             7.9476             .0000

       5171123                  .5000              13.4200
       263,087.84               .0500              13.1676
             7.9200             .0000              13.1676
             7.4200             .2024                2.9976
             7.1676             .0000                2.9976
             7.1676             .0000

       5171231                  .5000              13.8000
       204,671.47               .0500              13.5476
             7.1300             .0000              13.5476
             6.6300             .2024                5.3726
             6.3776             .0000                5.3726
             6.3776             .0000

       5172890                  .5000              15.1000
        66,403.01               .0500              14.8476
             9.6000             .0000              14.8476
             9.1000             .2024                4.9476
             8.8476             .0000                4.9476
             8.8476             .0000

       5172891                  .5000              15.5000
       153,653.59               .0500              15.2476
            10.0000             .0000              15.2476
             9.5000             .2024                5.6976
             9.2476             .0000                5.6976
             9.2476             .0000

       5172894                  .5000              15.7000
       149,510.57               .0500              15.4476
            10.2000             .0000              15.4476
             9.7000             .2024                6.4476
             9.4476             .0000                6.4476
             9.4476             .0000

       5172898                  .5000              16.6000
        95,579.83               .0500              16.3476
            11.1000             .0000              16.3476
            10.6000             .2024                7.5476
            10.3476             .0000                7.5476
            10.3476             .0000

       5172900                  .5000              15.9500
        57,781.62               .0500              15.6976
            10.4500             .0000              15.6976
             9.9500             .2024                7.3476
             9.6976             .0000                7.3476
             9.6976             .0000
1



       5172903                  .5000              16.4500
        59,812.44               .0500              16.1976
            10.9500             .0000              16.1976
            10.4500             .2024                7.6476
            10.1976             .0000                7.6476
            10.1976             .0000

       5172904                  .5000              16.7000
        48,878.99               .0500              16.4476
            11.2000             .0000              16.4476
            10.7000             .2024                7.1476
            10.4476             .0000                7.1476
            10.4476             .0000

       5172908                  .5000              15.3250
        44,966.21               .0500              15.0726
             9.8250             .0000              15.0726
             9.3250             .2024                6.9476
             9.0726             .0000                6.9476
             9.0726             .0000

       5172910                  .5000              15.6000
       244,570.22               .0500              15.3476
            10.1000             .0000              15.3476
             9.6000             .2024                6.9476
             9.3476             .0000                6.9476
             9.3476             .0000

       5172912                  .5000              15.1500
       233,548.55               .0500              14.8976
             9.6500             .0000              14.8976
             9.1500             .2024                7.3476
             8.8976             .0000                7.3476
             8.8976             .0000

       5174716                  .5000              13.3000
        88,226.13               .0500              13.0476
             7.8000             .0000              13.0476
             7.3000             .2024                5.3726
             7.0476             .0000                5.3726
             7.0476             .0000

       5177962                  .5000              14.9750
        68,941.93               .0500              14.7226
             9.4750             .0000              14.7226
             8.9750             .2024                5.3026
             8.7226             .0000                5.3026
             8.7226             .0000

       5177968                  .5000              15.0000
       186,340.62               .0500              14.7476
             9.5000             .0000              14.7476
             9.0000             .2024                4.9976
             8.7476             .0000                4.9976
             8.7476             .0000
1



       5177970                  .5000              15.2500
       171,929.64               .0500              14.9976
             9.7500             .0000              14.9976
             9.2500             .2024                5.2976
             8.9976             .0000                5.2976
             8.9976             .0000

       5177972                  .5000              14.8700
        31,671.67               .0500              14.6176
             9.3700             .0000              14.6176
             8.8700             .2024                4.2976
             8.6176             .0000                4.2976
             8.6176             .0000

       5178164                  .5000              18.4900
       126,177.04               .0500              18.2376
            11.9900             .0000              18.2376
            11.4900             .2024                8.7866
            11.2376             .0000                8.7866
            11.2376             .0000

       5178165                  .5000              16.9900
        55,110.42               .0500              16.7376
            10.4900             .0000              16.7376
             9.9900             .2024                7.5956
             9.7376             .0000                7.5956
             9.7376             .0000

       5178166                  .5000              17.8400
       103,303.19               .0500              17.5876
            11.3400             .0000              17.5876
            10.8400             .2024                6.0376
            10.5876             .0000                6.0376
            10.5876             .0000

       5178167                  .5000              17.5000
        60,078.71               .0500              17.2476
            11.7500             .0000              17.2476
            11.2500             .2024                7.2476
            10.9976             .0000                7.2476
            10.9976             .0000

       5182649                  .3750              13.8030
       273,191.20               .0500              13.5506
             8.2500             .0000              13.5506
             7.8750             .2024                2.2476
             7.6226             .0000                2.2476
             7.6226             .0000

       5182652                  .3750              13.5000
       159,213.89               .0500              13.2476
             7.8750             .0000              13.2476
             7.5000             .2024                2.1226
             7.2476             .0000                2.1226
             7.2476             .0000
1



       5182654                  .3750              13.6250
       216,952.96               .0500              13.3726
             8.0000             .0000              13.3726
             7.6250             .2024                2.1226
             7.3726             .0000                2.1226
             7.3726             .0000

       5182660                  .3750              13.5000
       146,807.67               .0500              13.2476
             7.8750             .0000              13.2476
             7.5000             .2024                2.1226
             7.2476             .0000                2.1226
             7.2476             .0000

       5182662                  .3750              13.7500
       430,976.59               .0500              13.4976
             8.1250             .0000              13.4976
             7.7500             .2024                2.1226
             7.4976             .0000                2.1226
             7.4976             .0000

       5182663                  .3750              13.6250
       246,015.42               .0500              13.3726
             8.0000             .0000              13.3726
             7.6250             .2024                2.1226
             7.3726             .0000                2.1226
             7.3726             .0000

       5185285                  .5000              16.6250
        88,960.74               .0500              16.3726
            11.1250             .0000              16.3726
            10.6250             .2024                6.8726
            10.3726             .0000                6.8726
            10.3726             .0000

       5189347                  .5000              15.3750
        26,213.94               .0500              15.1226
             9.8750             .0000              15.1226
             9.3750             .2024                2.7476
             9.1226             .0000                2.7476
             9.1226             .0000

       5190007                  .5000              14.7100
        83,730.21               .0500              14.4576
             9.2100             .0000              14.4576
             8.7100             .2024                5.9076
             8.4576             .0000                5.9076
             8.4576             .0000

       5190008                  .5000              16.4900
       185,756.58               .0500              16.2376
            10.9900             .0000              16.2376
            10.4900             .2024                6.8876
            10.2376             .0000                6.8876
            10.2376             .0000
1



       5190009                  .5000              16.7100
        35,857.66               .0500              16.4576
            11.2100             .0000              16.4576
            10.7100             .2024                9.1276
            10.4576             .0000                9.1276
            10.4576             .0000

       5190010                  .5000              17.0100
        49,402.95               .0500              16.7576
            11.5100             .0000              16.7576
            11.0100             .2024                6.7576
            10.7576             .0000                6.7576
            10.7576             .0000

       5190012                  .5000              15.7000
       159,725.24               .0500              15.4476
            10.2000             .0000              15.4476
             9.7000             .2024                5.6776
             9.4476             .0000                5.6776
             9.4476             .0000

       5190017                  .5000              17.3500
        93,637.39               .0500              17.0976
            11.8500             .0000              17.0976
            11.3500             .2024                7.8676
            11.0976             .0000                7.8676
            11.0976             .0000

       5190018                  .5000              16.9600
       182,710.65               .0500              16.7076
            11.4600             .0000              16.7076
            10.9600             .2024                7.3676
            10.7076             .0000                7.3676
            10.7076             .0000

       5190021                  .5000              15.1700
        51,216.23               .0500              14.9176
             9.6700             .0000              14.9176
             9.1700             .2024                7.6276
             8.9176             .0000                7.6276
             8.9176             .0000

       5190022                  .5000              13.9400
       220,327.39               .0500              13.6876
             8.4400             .0000              13.6876
             7.9400             .2024                5.9776
             7.6876             .0000                5.9776
             7.6876             .0000

       5198338                  .5000              15.7500
        68,703.13               .0500              15.4976
            10.2500             .0000              15.4976
             9.7500             .2024                6.7476
             9.4976             .0000                6.7476
             9.4976             .0000
1



       5198339                  .5000              17.4900
        54,320.40               .0500              17.2376
            11.9900             .0000              17.2376
            11.4900             .2024                6.1226
            11.2376             .0000                6.1226
            11.2376             .0000

       5205540                  .5000              16.3750
        43,667.82               .0500              16.1226
            10.8750             .0000              16.1226
            10.3750             .2024                7.7476
            10.1226             .0000                7.7476
            10.1226             .0000

       5207540                  .5000              17.1250
       249,108.82               .0500              16.8726
            10.6250             .0000              16.8726
            10.1250             .2024                7.1226
             9.8726             .0000                7.1226
             9.8726             .0000

       5207541                  .5000              16.7400
        49,515.55               .0500              16.4876
            10.2400             .0000              16.4876
             9.7400             .2024                5.7376
             9.4876             .0000                5.7376
             9.4876             .0000

       5207542                  .2500              16.5000
       115,836.32               .0500              16.2476
             9.7500             .0000              16.2476
             9.5000             .2024                6.4976
             9.2476             .0000                6.4976
             9.2476             .0000

       5207543                  .5000              15.7500
       213,551.06               .0500              15.4976
             9.2500             .0000              15.4976
             8.7500             .2024                5.7476
             8.4976             .0000                5.7476
             8.4976             .0000

       5207544                  .5000              16.9900
       274,556.14               .0500              16.7376
            10.4900             .0000              16.7376
             9.9900             .2024                6.9876
             9.7376             .0000                6.9876
             9.7376             .0000

       5207545                  .5000              15.7500
        71,848.94               .0500              15.4976
             9.2500             .0000              15.4976
             8.7500             .2024                4.2476
             8.4976             .0000                4.2476
             8.4976             .0000
1



       5215608                 1.0000              15.2000
        41,682.03               .0500              14.9476
            10.2000             .0000              14.9476
             9.2000             .2024                5.2976
             8.9476             .0000                5.2976
             8.9476             .0000

       5215609                  .5000              17.3500
        71,728.96               .0500              17.0976
            11.8500             .0000              17.0976
            11.3500             .2024                7.0876
            11.0976             .0000                7.0876
            11.0976             .0000

       5215611                 1.0000              16.9000
        38,893.13               .0500              16.6476
            11.9000             .0000              16.6476
            10.9000             .2024                6.6826
            10.6476             .0000                6.6826
            10.6476             .0000

       5215612                  .5000              17.2000
        80,491.90               .0500              16.9476
            11.7000             .0000              16.9476
            11.2000             .2024                6.9976
            10.9476             .0000                6.9976
            10.9476             .0000

       5216830                  .5000              17.0000
       179,884.80               .0500              16.7476
            10.5000             .0000              16.7476
            10.0000             .2024                6.1226
             9.7476             .0000                6.1226
             9.7476             .0000

       5224687                  .5000              17.4900
        79,907.15               .0500              17.2376
            11.9900             .0000              17.2376
            11.4900             .2024                7.2376
            11.2376             .0000                7.2376
            11.2376             .0000

       5229520                  .5000              13.2500
       438,578.04               .0500              12.9976
             7.7500             .0000              12.9976
             7.2500             .2024                5.3726
             6.9976             .0000                5.3726
             6.9976             .0000

       5239138                  .5000              15.6250
        94,837.16               .0500              15.3726
             9.1250             .0000              15.3726
             8.6250             .2024                5.1646
             8.3726             .0000                5.1646
             8.3726             .0000
1



       5239139                  .5000              16.2500
        97,565.36               .0500              15.9976
             9.7500             .0000              15.9976
             9.2500             .2024                4.7476
             8.9976             .0000                4.7476
             8.9976             .0000

       5248473                  .5000              14.8750
       123,741.41               .0500              14.6226
             9.3750             .0000              14.6226
             8.8750             .2024                7.1476
             8.6226             .0000                7.1476
             8.6226             .0000

       5255687                  .5000              15.6250
       166,409.11               .0500              15.3726
            10.1250             .0000              15.3726
             9.6250             .2024                8.1226
             9.3726             .0000                8.1226
             9.3726             .0000

       5260564                  .5000              15.7500
       161,863.54               .0500              15.4976
            10.2500             .0000              15.4976
             9.7500             .2024                7.8726
             9.4976             .0000                7.8726
             9.4976             .0000

       5261130                  .5000              15.7500
       224,910.39               .0500              15.4976
            10.2500             .0000              15.4976
             9.7500             .2024                7.9976
             9.4976             .0000                7.9976
             9.4976             .0000

       5261501                  .5000              16.6250
       215,849.41               .0500              16.3726
            11.1250             .0000              16.3726
            10.6250             .2024                7.9976
            10.3726             .0000                7.9976
            10.3726             .0000

       5266001                  .5000              15.8750
       152,844.86               .0500              15.6226
             9.3750             .0000              15.6226
             8.8750             .2024                5.8726
             8.6226             .0000                5.8726
             8.6226             .0000

       5277547                  .5000              17.6800
        46,634.62               .0500              17.4276
            11.1800             .0000              17.4276
            10.6800             .2024                5.4276
            10.4276             .0000                5.4276
            10.4276             .0000
1



       5277549                  .5000              15.1250
       184,695.06               .0500              14.8726
             8.6250             .0000              14.8726
             8.1250             .2024                6.1616
             7.8726             .0000                6.1616
             7.8726             .0000

       5277552                  .5000              17.4900
        67,825.12               .0500              17.2376
            10.9900             .0000              17.2376
            10.4900             .2024                6.6226
            10.2376             .0000                6.6226
            10.2376             .0000

       5277553                  .5000              17.0000
        75,814.80               .0500              16.7476
            10.5000             .0000              16.7476
            10.0000             .2024                4.7476
             9.7476             .0000                4.7476
             9.7476             .0000

       5277554                  .5000              17.0000
        66,664.91               .0500              16.7476
            10.5000             .0000              16.7476
            10.0000             .2024                4.7476
             9.7476             .0000                4.7476
             9.7476             .0000

       5277556                  .5000              17.7500
       133,719.58               .0500              17.4976
            11.2500             .0000              17.4976
            10.7500             .2024                4.7476
            10.4976             .0000                4.7476
            10.4976             .0000

       5293664                  .5000              16.0250
       161,602.13               .0500              15.7726
            10.5250             .0000              15.7726
            10.0250             .2024                5.4726
             9.7726             .0000                5.4726
             9.7726             .0000

       5295293                  .5000              16.3750
        89,834.25               .0500              16.1226
             8.4700             .0000              16.1226
             7.9700             .2024                5.2176
             7.7176             .0000                5.2176
             7.7176             .0000

       5302841                  .5000              15.1500
        71,700.24               .0500              14.8976
             9.6500             .0000              14.8976
             9.1500             .2024                5.3976
             8.8976             .0000                5.3976
             8.8976             .0000
1



       5309629                  .5000              16.8000
       225,693.82               .0500              16.5476
            11.3000             .0000              16.5476
            10.8000             .2024                7.6476
            10.5476             .0000                7.6476
            10.5476             .0000

       5309708                  .5000              14.6000
       134,633.37               .0500              14.3476
             9.1000             .0000              14.3476
             8.6000             .2024                5.5476
             8.3476             .0000                5.5476
             8.3476             .0000

       5309870                  .5000              15.3500
        81,310.77               .0500              15.0976
             9.8500             .0000              15.0976
             9.3500             .2024                6.3976
             9.0976             .0000                6.3976
             9.0976             .0000

       5311270                  .5000              17.0000
        83,219.35               .0500              16.7476
            11.5000             .0000              16.7476
            11.0000             .2024                8.4976
            10.7476             .0000                8.4976
            10.7476             .0000

       5311554                  .5000              14.5000
       115,743.65               .0500              14.2476
             9.0000             .0000              14.2476
             8.5000             .2024                7.3476
             8.2476             .0000                7.3476
             8.2476             .0000

       5311568                  .5000              15.5500
        63,815.36               .0500              15.2976
            10.0500             .0000              15.2976
             9.5500             .2024                7.5476
             9.2976             .0000                7.5476
             9.2976             .0000

       5326549                  .5000              15.5000
        66,031.77               .0500              15.2476
            10.0000             .0000              15.2476
             9.5000             .2024                6.5976
             9.2476             .0000                6.5976
             9.2476             .0000

       5333308                  .5000              16.4000
        46,447.32               .0500              16.1476
            10.9000             .0000              16.1476
            10.4000             .2024                7.6476
            10.1476             .0000                7.6476
            10.1476             .0000
1



       5335934                  .5000              14.1500
        56,279.37               .0500              13.8976
             8.6500             .0000              13.8976
             8.1500             .2024                4.1976
             7.8976             .0000                4.1976
             7.8976             .0000

       5336266                  .5000              13.4900
       109,851.60               .0500              13.2376
             7.9900             .0000              13.2376
             7.4900             .2024                6.2476
             7.2376             .0000                6.2476
             7.2376             .0000

       5336267                  .5000              14.3750
       459,954.71               .0500              14.1226
             8.8750             .0000              14.1226
             8.3750             .2024                4.2476
             8.1226             .0000                4.2476
             8.1226             .0000

       5337413                  .5000              15.1600
        54,274.18               .0500              14.9076
             9.6600             .0000              14.9076
             9.1600             .2024                7.1776
             8.9076             .0000                7.1776
             8.9076             .0000

       5338251                  .5000              13.3750
       113,243.41               .0500              13.1226
             7.8750             .0000              13.1226
             7.3750             .2024                5.2476
             7.1226             .0000                5.2476
             7.1226             .0000

       5345938                  .5000              15.0150
        51,922.91               .0500              14.7626
             9.5150             .0000              14.7626
             9.0150             .2024                5.7416
             8.7626             .0000                5.7416
             8.7626             .0000

       5346278                  .5000              15.2500
        80,924.11               .0500              14.9976
             9.7500             .0000              14.9976
             9.2500             .2024                7.3726
             8.9976             .0000                7.3726
             8.9976             .0000

       5346326                  .5000              15.2500
       152,928.62               .0500              14.9976
             9.7500             .0000              14.9976
             9.2500             .2024                7.8726
             8.9976             .0000                7.8726
             8.9976             .0000
1



       5346417                  .5000              15.7500
        83,629.50               .0500              15.4976
            10.2500             .0000              15.4976
             9.7500             .2024                7.8726
             9.4976             .0000                7.8726
             9.4976             .0000

       5354411                  .5000              17.8500
       105,956.34               .0500              17.5976
            12.3500             .0000              17.5976
            11.8500             .2024                7.0476
            11.5976             .0000                7.0476
            11.5976             .0000

       5354412                  .5000              17.9000
        37,702.40               .0500              17.6476
            12.4000             .0000              17.6476
            11.9000             .2024                6.9476
            11.6476             .0000                6.9476
            11.6476             .0000

       5354413                  .5000              13.4500
        95,536.18               .0500              13.1976
             7.9500             .0000              13.1976
             7.4500             .2024                2.6476
             7.1976             .0000                2.6476
             7.1976             .0000

       5354415                  .5000              15.0000
        31,349.01               .0500              14.7476
             9.5000             .0000              14.7476
             9.0000             .2024                4.1976
             8.7476             .0000                4.1976
             8.7476             .0000

       5354416                  .5000              15.0500
        75,768.07               .0500              14.7976
             9.5500             .0000              14.7976
             9.0500             .2024                4.2476
             8.7976             .0000                4.2476
             8.7976             .0000

       5354417                  .5000              16.2000
       109,543.60               .0500              15.9476
            10.7000             .0000              15.9476
            10.2000             .2024                5.2476
             9.9476             .0000                5.2476
             9.9476             .0000

       5354418                  .5000              17.3000
        61,067.98               .0500              17.0476
            11.8000             .0000              17.0476
            11.3000             .2024                6.4976
            11.0476             .0000                6.4976
            11.0476             .0000
1



       5354419                  .5000              16.3500
        22,000.10               .0500              16.0976
            10.8500             .0000              16.0976
            10.3500             .2024                5.5476
            10.0976             .0000                5.5476
            10.0976             .0000

       5354420                  .5000              19.2000
        19,975.88               .0500              18.9476
            13.7000             .0000              18.9476
            13.2000             .2024                9.4476
            12.9476             .0000                9.4476
            12.9476             .0000

       5354421                  .5000              15.0500
       149,230.70               .0500              14.7976
             9.5500             .0000              14.7976
             9.0500             .2024                5.2976
             8.7976             .0000                5.2976
             8.7976             .0000

       5354422                  .5000              17.2500
        38,452.71               .0500              16.9976
            11.7500             .0000              16.9976
            11.2500             .2024                7.4976
            10.9976             .0000                7.4976
            10.9976             .0000

       5354424                  .5000              14.8500
       102,690.30               .0500              14.5976
             9.3500             .0000              14.5976
             8.8500             .2024                5.0976
             8.5976             .0000                5.0976
             8.5976             .0000

       5354425                  .5000              17.5500
        64,294.82               .0500              17.2976
            12.0500             .0000              17.2976
            11.5500             .2024                7.7976
            11.2976             .0000                7.7976
            11.2976             .0000

       5354426                  .5000              18.4000
        43,968.77               .0500              18.1476
            12.9000             .0000              18.1476
            12.4000             .2024                8.6476
            12.1476             .0000                8.6476
            12.1476             .0000

       5354508                  .3750              12.8750
       199,370.23               .0500              12.6226
             7.2500             .0000              12.6226
             6.8750             .2024                1.6226
             6.6226             .0000                1.6226
             6.6226             .0000
1



       5355017                  .5000              16.3750
        47,964.66               .0500              16.1226
            10.8750             .0000              16.1226
            10.3750             .2024                8.4976
            10.1226             .0000                8.4976
            10.1226             .0000

       5358733                  .5000              16.2400
        67,895.97               .0500              15.9876
            10.7400             .0000              15.9876
            10.2400             .2024                5.7476
             9.9876             .0000                5.7476
             9.9876             .0000

       5358756                  .5000              16.7500
        98,049.67               .0500              16.4976
            11.2500             .0000              16.4976
            10.7500             .2024                5.9976
            10.4976             .0000                5.9976
            10.4976             .0000

       5358914                  .5000              16.2500
        69,620.20               .0500              15.9976
            10.7500             .0000              15.9976
            10.2500             .2024                5.2476
             9.9976             .0000                5.2476
             9.9976             .0000

       5358982                  .5000              14.7500
        57,030.48               .0500              14.4976
             9.2500             .0000              14.4976
             8.7500             .2024                5.2476
             8.4976             .0000                5.2476
             8.4976             .0000

       5359329                  .5000              15.0000
        47,904.42               .0500              14.7476
             9.5000             .0000              14.7476
             9.0000             .2024                5.4976
             8.7476             .0000                5.4976
             8.7476             .0000

       5373856                  .5000              18.5000
        60,629.10               .0500              18.2476
            13.0000             .0000              18.2476
            12.5000             .2024                6.7476
            12.2476             .0000                6.7476
            12.2476             .0000

       5374367                  .5000              18.3750
        27,966.37               .0500              18.1226
            12.8750             .0000              18.1226
            12.3750             .2024                7.7726
            12.1226             .0000                7.7726
            12.1226             .0000
1



       5380583                  .5000              15.2500
        61,171.44               .0500              14.9976
             9.7500             .0000              14.9976
             9.2500             .2024                7.8726
             8.9976             .0000                7.8726
             8.9976             .0000

       5381627                  .5000              16.7000
       139,806.18               .0500              16.4476
            11.2000             .0000              16.4476
            10.7000             .2024                5.9976
            10.4476             .0000                5.9976
            10.4476             .0000

       5390482                  .7400              13.5100
        57,688.11               .0500              13.2576
             9.6250             .0000              13.2576
             8.8850             .2024                2.5076
             8.6326             .0000                2.5076
             8.6326             .0000

       5390484                  .7400              16.0100
        49,295.48               .0500              15.7576
            10.8750             .0000              15.7576
            10.1350             .2024                3.8826
             9.8826             .0000                3.8826
             9.8826             .0000

       5390489                  .7400              17.0100
        87,802.16               .0500              16.7576
            10.7500             .0000              16.7576
            10.0100             .2024                4.8826
             9.7576             .0000                4.8826
             9.7576             .0000

       5390492                  .7400              17.4100
        74,109.17               .0500              17.1576
            11.1500             .0000              17.1576
            10.4100             .2024                4.7576
            10.1576             .0000                4.7576
            10.1576             .0000

       5390496                  .7400              16.6100
       392,273.54               .0500              16.3576
            10.3500             .0000              16.3576
             9.6100             .2024                4.2576
             9.3576             .0000                4.2576
             9.3576             .0000

       5390497                  .7400              17.9850
        32,221.53               .0500              17.7326
            11.7250             .0000              17.7326
            10.9850             .2024                6.6076
            10.7326             .0000                6.6076
            10.7326             .0000
1



       5390498                  .7400              17.9850
        33,188.26               .0500              17.7326
            11.7250             .0000              17.7326
            10.9850             .2024                6.6076
            10.7326             .0000                6.6076
            10.7326             .0000

       5390500                  .7400              16.6100
        41,521.27               .0500              16.3576
            10.3500             .0000              16.3576
             9.6100             .2024                4.2576
             9.3576             .0000                4.2576
             9.3576             .0000

       5390502                  .6900              15.5600
        60,825.39               .0500              15.3076
             9.7500             .0000              15.3076
             9.0600             .2024                5.0576
             8.8076             .0000                5.0576
             8.8076             .0000

       5390506                  .7400              16.1350
        71,926.30               .0500              15.8826
             9.8750             .0000              15.8826
             9.1350             .2024                5.2576
             8.8826             .0000                5.2576
             8.8826             .0000

       5390507                  .6600              16.2900
        98,706.49               .0500              16.0376
             9.9500             .0000              16.0376
             9.2900             .2024                5.9876
             9.0376             .0000                5.9876
             9.0376             .0000

       5390509                  .7400              16.4850
       194,155.78               .0500              16.2326
             9.0000             .0000              16.2326
             8.2600             .2024                4.5076
             8.0076             .0000                4.5076
             8.0076             .0000

       5390510                  .7400              16.8600
        62,873.33               .0500              16.6076
            10.6000             .0000              16.6076
             9.8600             .2024                6.0076
             9.6076             .0000                6.0076
             9.6076             .0000

       5390511                  .7400              15.5850
       163,382.07               .0500              15.3326
             9.3250             .0000              15.3326
             8.5850             .2024                4.2076
             8.3326             .0000                4.2076
             8.3326             .0000
1



       5390514                  .7400              16.9100
        46,234.21               .0500              16.6576
            10.6500             .0000              16.6576
             9.9100             .2024                5.4076
             9.6576             .0000                5.4076
             9.6576             .0000

       5390515                  .7400              16.7350
       136,948.19               .0500              16.4826
            11.1250             .0000              16.4826
            10.3850             .2024                6.6076
            10.1326             .0000                6.6076
            10.1326             .0000

       5390518                  .7400              16.7100
        89,742.22               .0500              16.4576
            10.4500             .0000              16.4576
             9.7100             .2024                5.7076
             9.4576             .0000                5.7076
             9.4576             .0000

       5390520                  .6900              18.0600
        69,464.52               .0500              17.8076
            11.7500             .0000              17.8076
            11.0600             .2024                5.0576
            10.8076             .0000                5.0576
            10.8076             .0000

       5390523                  .7400              17.7350
        80,085.97               .0500              17.4826
            11.4750             .0000              17.4826
            10.7350             .2024                7.1076
            10.4826             .0000                7.1076
            10.4826             .0000

       5390524                  .7400              16.2100
       111,231.24               .0500              15.9576
             9.9500             .0000              15.9576
             9.2100             .2024                5.2576
             8.9576             .0000                5.2576
             8.9576             .0000

       5390525                  .7400              16.1600
        53,714.96               .0500              15.9076
             9.9000             .0000              15.9076
             9.1600             .2024                3.7576
             8.9076             .0000                3.7576
             8.9076             .0000

       5390527                  .6900              17.6600
       120,570.68               .0500              17.4076
            11.3500             .0000              17.4076
            10.6600             .2024                6.9076
            10.4076             .0000                6.9076
            10.4076             .0000
1



       5390528                  .7400              16.7850
        81,875.32               .0500              16.5326
            10.5250             .0000              16.5326
             9.7850             .2024                5.6576
             9.5326             .0000                5.6576
             9.5326             .0000

       5390529                  .6600              16.8650
        69,364.98               .0500              16.6126
            10.5250             .0000              16.6126
             9.8650             .2024                6.2376
             9.6126             .0000                6.2376
             9.6126             .0000

       5390530                  .7400              16.6600
        80,790.48               .0500              16.4076
            10.4000             .0000              16.4076
             9.6600             .2024                5.9076
             9.4076             .0000                5.9076
             9.4076             .0000

       5390533                  .7400              14.8850
       110,430.14               .0500              14.6326
             8.6250             .0000              14.6326
             7.8850             .2024                4.0076
             7.6326             .0000                4.0076
             7.6326             .0000

       5390534                  .7400              17.2350
        98,127.45               .0500              16.9826
            10.9750             .0000              16.9826
            10.2350             .2024                5.0076
             9.9826             .0000                5.0076
             9.9826             .0000

       5390537                  .7400              17.2350
        58,016.93               .0500              16.9826
            10.9750             .0000              16.9826
            10.2350             .2024                5.8576
             9.9826             .0000                5.8576
             9.9826             .0000

       5390539                  .7400              14.8850
       162,737.36               .0500              14.6326
             8.6250             .0000              14.6326
             7.8850             .2024                4.0076
             7.6326             .0000                4.0076
             7.6326             .0000

       5390541                  .6900              17.4100
        62,492.88               .0500              17.1576
            11.1000             .0000              17.1576
            10.4100             .2024                6.4076
            10.1576             .0000                6.4076
            10.1576             .0000
1



       5390542                  .6600              16.4900
       129,221.12               .0500              16.2376
            10.1500             .0000              16.2376
             9.4900             .2024                5.7376
             9.2376             .0000                5.7376
             9.2376             .0000

       5390546                  .6900              17.9100
        74,254.35               .0500              17.6576
            11.6000             .0000              17.6576
            10.9100             .2024                6.9076
            10.6576             .0000                6.9076
            10.6576             .0000

       5390551                  .6900              17.8350
        73,239.51               .0500              17.5826
            11.5250             .0000              17.5826
            10.8350             .2024                6.7076
            10.5826             .0000                6.7076
            10.5826             .0000

       5390552                  .6900              16.6350
        38,409.01               .0500              16.3826
            10.3250             .0000              16.3826
             9.6350             .2024                5.5076
             9.3826             .0000                5.5076
             9.3826             .0000

       5390553                  .6900              16.5850
       171,912.01               .0500              16.3326
            10.2750             .0000              16.3326
             9.5850             .2024                4.5576
             9.3326             .0000                4.5576
             9.3326             .0000

       5390554                  .7400              15.6600
        49,531.88               .0500              15.4076
             9.8750             .0000              15.4076
             9.1350             .2024                4.1576
             8.8826             .0000                4.1576
             8.8826             .0000

       5390556                  .6900              16.2600
        79,102.93               .0500              16.0076
             9.9500             .0000              16.0076
             9.2600             .2024                3.8076
             9.0076             .0000                3.8076
             9.0076             .0000

       5390557                  .6900              15.8100
       143,868.77               .0500              15.5576
             9.5000             .0000              15.5576
             8.8100             .2024                4.9576
             8.5576             .0000                4.9576
             8.5576             .0000
1



       5390560                  .6900              17.3350
        86,768.98               .0500              17.0826
            11.0250             .0000              17.0826
            10.3350             .2024                5.8416
            10.0826             .0000                5.8416
            10.0826             .0000

       5390561                  .6900              17.4600
       124,506.36               .0500              17.2076
            11.1500             .0000              17.2076
            10.4600             .2024                5.9576
            10.2076             .0000                5.9576
            10.2076             .0000

       5390563                  .6900              17.0850
        84,057.45               .0500              16.8326
            10.7750             .0000              16.8326
            10.0850             .2024                5.9576
             9.8326             .0000                5.9576
             9.8326             .0000

       5390565                  .6900              17.4600
        74,768.43               .0500              17.2076
            11.1500             .0000              17.2076
            10.4600             .2024                6.4576
            10.2076             .0000                6.4576
            10.2076             .0000

       5390568                  .6900              15.8350
        49,588.29               .0500              15.5826
             9.5250             .0000              15.5826
             8.8350             .2024                4.4576
             8.5826             .0000                4.4576
             8.5826             .0000

       5390576                  .6900              16.0850
       124,143.44               .0500              15.8326
             9.7750             .0000              15.8326
             9.0850             .2024                4.4576
             8.8326             .0000                4.4576
             8.8326             .0000

       5390577                  .7400              14.8850
       261,388.00               .0500              14.6326
             8.6250             .0000              14.6326
             7.8850             .2024                3.7576
             7.6326             .0000                3.7576
             7.6326             .0000

       5390578                  .6900              18.3600
        37,419.47               .0500              18.1076
            12.0500             .0000              18.1076
            11.3600             .2024                7.1076
            11.1076             .0000                7.1076
            11.1076             .0000
1



       5390579                  .6900              15.0600
       101,534.97               .0500              14.8076
             8.7500             .0000              14.8076
             8.0600             .2024                4.0576
             7.8076             .0000                4.0576
             7.8076             .0000

       5390580                  .6900              16.6600
       188,732.66               .0500              16.4076
            10.3500             .0000              16.4076
             9.6600             .2024                3.5576
             9.4076             .0000                3.5576
             9.4076             .0000

       5390583                  .6900              16.5600
       397,373.55               .0500              16.3076
            10.2500             .0000              16.3076
             9.5600             .2024                4.0576
             9.3076             .0000                4.0576
             9.3076             .0000

       5390585                  .6600              17.0400
        71,624.11               .0500              16.7876
            10.7000             .0000              16.7876
            10.0400             .2024                5.5376
             9.7876             .0000                5.5376
             9.7876             .0000

       5390589                  .6900              17.2100
        50,750.09               .0500              16.9576
            10.9000             .0000              16.9576
            10.2100             .2024                5.4576
             9.9576             .0000                5.4576
             9.9576             .0000

       5390590                  .7400              17.0850
       156,955.60               .0500              16.8326
            10.8250             .0000              16.8326
            10.0850             .2024                5.1676
             9.8326             .0000                5.1676
             9.8326             .0000

       5390591                  .6900              15.7600
       193,785.06               .0500              15.5076
             9.4500             .0000              15.5076
             8.7600             .2024                4.2576
             8.5076             .0000                4.2576
             8.5076             .0000

       5390592                  .6900              16.9100
        54,156.73               .0500              16.6576
            10.6000             .0000              16.6576
             9.9100             .2024                5.4076
             9.6576             .0000                5.4076
             9.6576             .0000
1



       5390593                  .6600              16.9650
       141,120.81               .0500              16.7126
            10.6250             .0000              16.7126
             9.9650             .2024                5.2376
             9.7126             .0000                5.2376
             9.7126             .0000

       5390594                  .6900              17.2100
       246,760.07               .0500              16.9576
            10.9000             .0000              16.9576
            10.2100             .2024                5.4576
             9.9576             .0000                5.4576
             9.9576             .0000

       5390595                  .6900              17.1600
       118,486.82               .0500              16.9076
            10.8500             .0000              16.9076
            10.1600             .2024                5.4076
             9.9076             .0000                5.4076
             9.9076             .0000

       5390598                  .6900              15.3100
        66,650.59               .0500              15.0576
             9.0000             .0000              15.0576
             8.3100             .2024                3.5576
             8.0576             .0000                3.5576
             8.0576             .0000

       5390599                  .6600              16.6150
       143,210.81               .0500              16.3626
            10.2750             .0000              16.3626
             9.6150             .2024                4.7376
             9.3626             .0000                4.7376
             9.3626             .0000

       5390600                  .6900              16.9600
        89,639.52               .0500              16.7076
            10.6500             .0000              16.7076
             9.9600             .2024                5.4576
             9.7076             .0000                5.4576
             9.7076             .0000

       5390601                  .6900              16.9600
       147,468.96               .0500              16.7076
            10.6500             .0000              16.7076
             9.9600             .2024                5.7076
             9.7076             .0000                5.7076
             9.7076             .0000

       5390603                  .6900              15.7100
       137,503.21               .0500              15.4576
             9.4000             .0000              15.4576
             8.7100             .2024                4.2076
             8.4576             .0000                4.2076
             8.4576             .0000
1



       5390608                  .6600              12.9650
       121,461.70               .0500              12.7126
             7.6250             .0000              12.7126
             6.9650             .2024                2.0876
             6.7126             .0000                2.0876
             6.7126             .0000

       5390611                  .6600              14.3400
       338,445.40               .0500              14.0876
             8.0000             .0000              14.0876
             7.3400             .2024                2.0876
             7.0876             .0000                2.0876
             7.0876             .0000

       5390613                  .6600              14.0900
       122,715.06               .0500              13.8376
             8.7500             .0000              13.8376
             8.0900             .2024                2.0876
             7.8376             .0000                2.0876
             7.8376             .0000

       5390615                  .6600              13.0900
       148,131.19               .0500              12.8376
             6.7500             .0000              12.8376
             6.0900             .2024                2.0876
             5.8376             .0000                2.0876
             5.8376             .0000

       5390633                  .6600              12.8400
       127,703.14               .0500              12.5876
             7.5000             .0000              12.5876
             6.8400             .2024                2.0876
             6.5876             .0000                2.0876
             6.5876             .0000

       5390636                  .6600              14.5900
       119,768.85               .0500              14.3376
             8.2500             .0000              14.3376
             7.5900             .2024                2.0876
             7.3376             .0000                2.0876
             7.3376             .0000

       5390641                  .6600              13.9400
       149,386.87               .0500              13.6876
             8.6000             .0000              13.6876
             7.9400             .2024                2.8376
             7.6876             .0000                2.8376
             7.6876             .0000

       5390644                  .6600              14.8400
        67,828.59               .0500              14.5876
             9.5000             .0000              14.5876
             8.8400             .2024                6.2126
             8.5876             .0000                6.2126
             8.5876             .0000
1



       5390649                  .6900              15.3000
       137,862.89               .0500              15.0476
            10.7500             .0000              15.0476
            10.0600             .2024                5.9226
             9.8076             .0000                5.9226
             9.8076             .0000

       5390651                  .6600              16.5900
       368,613.36               .0500              16.3376
            10.2500             .0000              16.3376
             9.5900             .2024                5.9876
             9.3376             .0000                5.9876
             9.3376             .0000

       5390656                  .6600              14.3400
       233,326.84               .0500              14.0876
             9.0000             .0000              14.0876
             8.3400             .2024                5.8376
             8.0876             .0000                5.8376
             8.0876             .0000

       5390657                  .6600              13.3400
       125,577.44               .0500              13.0876
             8.0000             .0000              13.0876
             7.3400             .2024                6.0876
             7.0876             .0000                6.0876
             7.0876             .0000

       5390660                  .6600              15.3300
       229,771.88               .0500              15.0776
             9.9900             .0000              15.0776
             9.3300             .2024                6.0876
             9.0776             .0000                6.0876
             9.0776             .0000

       5390662                  .6600              14.0900
        69,228.37               .0500              13.8376
             8.7500             .0000              13.8376
             8.0900             .2024                4.5876
             7.8376             .0000                4.5876
             7.8376             .0000

       5390663                  .6600              14.3400
       237,160.31               .0500              14.0876
             9.0000             .0000              14.0876
             8.3400             .2024                6.0876
             8.0876             .0000                6.0876
             8.0876             .0000

       5390664                  .6600              13.8400
       143,769.58               .0500              13.5876
             8.5000             .0000              13.5876
             7.8400             .2024                6.0876
             7.5876             .0000                6.0876
             7.5876             .0000
1



       5390666                  .6900              16.7100
       210,926.93               .0500              16.4576
            10.4000             .0000              16.4576
             9.7100             .2024                5.9076
             9.4576             .0000                5.9076
             9.4576             .0000

       5390669                  .6600              14.2400
       297,963.62               .0500              13.9876
             8.9000             .0000              13.9876
             8.2400             .2024                6.0876
             7.9876             .0000                6.0876
             7.9876             .0000

       5390672                  .6600              16.3400
       322,878.69               .0500              16.0876
            11.0000             .0000              16.0876
            10.3400             .2024                6.2126
            10.0876             .0000                6.2126
            10.0876             .0000

       5390674                  .6600              14.0900
       103,910.78               .0500              13.8376
             8.7500             .0000              13.8376
             8.0900             .2024                6.2126
             7.8376             .0000                6.2126
             7.8376             .0000

       5390679                  .6600              14.3390
       345,573.41               .0500              14.0866
             8.9990             .0000              14.0866
             8.3390             .2024                5.5876
             8.0866             .0000                5.5876
             8.0866             .0000

       5390684                  .6600              13.8400
       160,343.51               .0500              13.5876
             8.5000             .0000              13.5876
             7.8400             .2024                5.5876
             7.5876             .0000                5.5876
             7.5876             .0000

       5390685                  .6600              14.5900
       165,036.23               .0500              14.3376
             9.2500             .0000              14.3376
             8.5900             .2024                6.0876
             8.3376             .0000                6.0876
             8.3376             .0000

       5390687                  .6600              14.8400
       140,693.75               .0500              14.5876
             9.5000             .0000              14.5876
             8.8400             .2024                5.5876
             8.5876             .0000                5.5876
             8.5876             .0000
1



       5390690                  .6600              16.0900
       246,401.49               .0500              15.8376
            10.7500             .0000              15.8376
            10.0900             .2024                6.2126
             9.8376             .0000                6.2126
             9.8376             .0000

       5390691                  .6600              15.3400
       334,955.94               .0500              15.0876
            10.0000             .0000              15.0876
             9.3400             .2024                5.5876
             9.0876             .0000                5.5876
             9.0876             .0000

       5390693                  .6600              15.8400
       206,490.21               .0500              15.5876
            10.5000             .0000              15.5876
             9.8400             .2024                5.5876
             9.5876             .0000                5.5876
             9.5876             .0000

       5390697                  .6600              15.8400
       157,519.50               .0500              15.5876
            10.5000             .0000              15.5876
             9.8400             .2024                6.2126
             9.5876             .0000                6.2126
             9.5876             .0000

       5390702                  .6600              14.3400
       191,828.66               .0500              14.0876
             9.0000             .0000              14.0876
             8.3400             .2024                6.2126
             8.0876             .0000                6.2126
             8.0876             .0000

       5390704                  .6600              15.0900
       230,280.71               .0500              14.8376
             9.7500             .0000              14.8376
             9.0900             .2024                6.0876
             8.8376             .0000                6.0876
             8.8376             .0000

       5390705                  .6600              14.0900
       356,729.49               .0500              13.8376
             8.7500             .0000              13.8376
             8.0900             .2024                5.0876
             7.8376             .0000                5.0876
             7.8376             .0000

       5390711                  .6600              14.0900
       493,049.28               .0500              13.8376
             8.7500             .0000              13.8376
             8.0900             .2024                6.0876
             7.8376             .0000                6.0876
             7.8376             .0000
1



       5390717                  .6600              15.8400
       126,805.64               .0500              15.5876
            10.5000             .0000              15.5876
             9.8400             .2024                5.8376
             9.5876             .0000                5.8376
             9.5876             .0000

       5390718                  .6900              15.8100
       299,477.01               .0500              15.5576
             9.5000             .0000              15.5576
             8.8100             .2024                5.0476
             8.5576             .0000                5.0476
             8.5576             .0000

       5390719                  .6600              13.8400
       420,993.41               .0500              13.5876
             8.5000             .0000              13.5876
             7.8400             .2024                3.3376
             7.5876             .0000                3.3376
             7.5876             .0000

       5390722                  .6600              12.4650
       269,128.62               .0500              12.2126
             7.1250             .0000              12.2126
             6.4650             .2024                2.0876
             6.2126             .0000                2.0876
             6.2126             .0000

       5390725                  .6900              15.6350
       171,716.41               .0500              15.3826
             9.3250             .0000              15.3826
             8.6350             .2024                4.5076
             8.3826             .0000                4.5076
             8.3826             .0000

       5390726                  .7400              15.7600
       121,117.57               .0500              15.5076
            10.1250             .0000              15.5076
             9.3850             .2024                2.7576
             9.1326             .0000                2.7576
             9.1326             .0000

       5390733                  .6600              16.4650
        75,722.53               .0500              16.2126
            11.1250             .0000              16.2126
            10.4650             .2024                5.8376
            10.2126             .0000                5.8376
            10.2126             .0000

       5390738                  .6600              14.8400
       102,955.56               .0500              14.5876
             9.5000             .0000              14.5876
             8.8400             .2024                4.3376
             8.5876             .0000                4.3376
             8.5876             .0000
1



       5390742                  .7400              13.5100
        39,751.52               .0500              13.2576
             9.6250             .0000              13.2576
             8.8850             .2024                2.5076
             8.6326             .0000                2.5076
             8.6326             .0000

       5390744                  .7400              17.7600
        43,495.17               .0500              17.5076
            11.5000             .0000              17.5076
            10.7600             .2024                5.6326
            10.5076             .0000                5.6326
            10.5076             .0000

       5390755                  .6900              15.5600
       113,876.14               .0500              15.3076
             9.2500             .0000              15.3076
             8.5600             .2024                4.0576
             8.3076             .0000                4.0576
             8.3076             .0000

       5390756                  .6600              16.8400
        39,592.29               .0500              16.5876
            10.5000             .0000              16.5876
             9.8400             .2024                4.0876
             9.5876             .0000                4.0876
             9.5876             .0000

       5390773                  .6900              16.3000
       134,455.14               .0500              16.0476
             9.9900             .0000              16.0476
             9.3000             .2024                4.5576
             9.0476             .0000                4.5576
             9.0476             .0000

       5390774                  .6600              17.7400
       112,263.01               .0500              17.4876
            11.4000             .0000              17.4876
            10.7400             .2024                4.5876
            10.4876             .0000                4.5876
            10.4876             .0000

       5390779                  .6600              15.7400
        52,064.22               .0500              15.4876
             9.4000             .0000              15.4876
             8.7400             .2024                4.5876
             8.4876             .0000                4.5876
             8.4876             .0000

       5390780                  .6600              15.8400
       138,731.33               .0500              15.5876
             9.5000             .0000              15.5876
             8.8400             .2024                4.5876
             8.5876             .0000                4.5876
             8.5876             .0000
1



       5390792                  .6600              16.3300
       127,833.61               .0500              16.0776
             9.9900             .0000              16.0776
             9.3300             .2024                5.5876
             9.0776             .0000                5.5876
             9.0776             .0000

       5390800                  .6600              17.2400
        98,294.28               .0500              16.9876
            10.9000             .0000              16.9876
            10.2400             .2024                5.0876
             9.9876             .0000                5.0876
             9.9876             .0000

       5390801                  .6600              16.0900
        67,243.84               .0500              15.8376
             9.7500             .0000              15.8376
             9.0900             .2024                4.9626
             8.8376             .0000                4.9626
             8.8376             .0000

       5390803                  .6600              16.5900
        61,963.14               .0500              16.3376
            11.2500             .0000              16.3376
            10.5900             .2024                6.2376
            10.3376             .0000                6.2376
            10.3376             .0000

       5390810                  .6600              17.7300
        37,238.82               .0500              17.4776
            11.3900             .0000              17.4776
            10.7300             .2024                8.0776
            10.4776             .0000                8.0776
            10.4776             .0000

       5390817                  .6600              15.8400
        85,643.26               .0500              15.5876
            10.5000             .0000              15.5876
             9.8400             .2024                5.5876
             9.5876             .0000                5.5876
             9.5876             .0000

       5390825                  .6600              15.8400
        57,886.50               .0500              15.5876
            10.5000             .0000              15.5876
             9.8400             .2024                5.5876
             9.5876             .0000                5.5876
             9.5876             .0000

       5390826                  .6600              15.8400
       150,898.09               .0500              15.5876
            10.5000             .0000              15.5876
             9.8400             .2024                5.5876
             9.5876             .0000                5.5876
             9.5876             .0000
1



       5390829                  .6600              16.3400
        89,839.35               .0500              16.0876
            11.0000             .0000              16.0876
            10.3400             .2024                5.5876
            10.0876             .0000                5.5876
            10.0876             .0000

       5390830                  .6600              14.5900
        72,075.04               .0500              14.3376
             9.2500             .0000              14.3376
             8.5900             .2024                5.5876
             8.3376             .0000                5.5876
             8.3376             .0000

       5390832                  .6600              15.8400
        51,646.83               .0500              15.5876
            10.5000             .0000              15.5876
             9.8400             .2024                5.5876
             9.5876             .0000                5.5876
             9.5876             .0000

       5390833                  .6600              15.0900
       107,142.71               .0500              14.8376
             9.7500             .0000              14.8376
             9.0900             .2024                5.5876
             8.8376             .0000                5.5876
             8.8376             .0000

       5390835                  .6600              14.8400
       120,980.42               .0500              14.5876
             9.5000             .0000              14.5876
             8.8400             .2024                5.5876
             8.5876             .0000                5.5876
             8.5876             .0000

       5390838                  .6600              15.8400
        82,535.46               .0500              15.5876
            10.5000             .0000              15.5876
             9.8400             .2024                5.5876
             9.5876             .0000                5.5876
             9.5876             .0000

       5390841                  .6600              14.5900
       132,261.94               .0500              14.3376
             9.2500             .0000              14.3376
             8.5900             .2024                5.5876
             8.3376             .0000                5.5876
             8.3376             .0000

       5390844                  .6600              14.8400
        97,235.43               .0500              14.5876
             9.5000             .0000              14.5876
             8.8400             .2024                5.5876
             8.5876             .0000                5.5876
             8.5876             .0000
1



       5390846                  .6600              14.5900
        96,774.81               .0500              14.3376
             9.2500             .0000              14.3376
             8.5900             .2024                5.5876
             8.3376             .0000                5.5876
             8.3376             .0000

       5390849                  .6600              15.3400
       160,462.72               .0500              15.0876
            10.0000             .0000              15.0876
             9.3400             .2024                5.5876
             9.0876             .0000                5.5876
             9.0876             .0000

       5390850                  .6600              15.8400
        53,681.85               .0500              15.5876
            10.5000             .0000              15.5876
             9.8400             .2024                5.5876
             9.5876             .0000                5.5876
             9.5876             .0000

       5390852                  .6600              14.8400
        91,134.32               .0500              14.5876
             9.5000             .0000              14.5876
             8.8400             .2024                3.5876
             8.5876             .0000                3.5876
             8.5876             .0000

       5390856                  .6600              16.0900
        46,853.88               .0500              15.8376
            10.7500             .0000              15.8376
            10.0900             .2024                6.2126
             9.8376             .0000                6.2126
             9.8376             .0000

       5390860                  .6600              16.9650
       106,379.22               .0500              16.7126
            10.6250             .0000              16.7126
             9.9650             .2024                5.9876
             9.7126             .0000                5.9876
             9.7126             .0000

       5390863                  .6900              15.9350
       148,873.10               .0500              15.6826
            10.6250             .0000              15.6826
             9.9350             .2024                5.5576
             9.6826             .0000                5.5576
             9.6826             .0000

       5390866                  .6600              17.4900
        51,588.10               .0500              17.2376
            11.1500             .0000              17.2376
            10.4900             .2024                4.5876
            10.2376             .0000                4.5876
            10.2376             .0000
1



       5390894                  .7400              16.2350
       130,503.55               .0500              15.9826
             9.9750             .0000              15.9826
             9.2350             .2024                5.3576
             8.9826             .0000                5.3576
             8.9826             .0000

       5390895                  .6900              15.1350
       106,853.37               .0500              14.8826
             8.8250             .0000              14.8826
             8.1350             .2024                3.5576
             7.8826             .0000                3.5576
             7.8826             .0000

       5390896                  .6900              16.6850
        44,664.63               .0500              16.4326
            10.3750             .0000              16.4326
             9.6850             .2024                3.5576
             9.4326             .0000                3.5576
             9.4326             .0000

       5390897                  .6900              17.3850
        25,526.28               .0500              17.1326
            11.0750             .0000              17.1326
            10.3850             .2024                6.2576
            10.1326             .0000                6.2576
            10.1326             .0000

       5390898                  .6900              17.3100
        39,771.77               .0500              17.0576
            11.0000             .0000              17.0576
            10.3100             .2024                6.3076
            10.0576             .0000                6.3076
            10.0576             .0000

       5390899                  .6900              16.5600
        51,627.88               .0500              16.3076
            10.2500             .0000              16.3076
             9.5600             .2024                5.8076
             9.3076             .0000                5.8076
             9.3076             .0000

       5390912                  .6600              14.5900
       140,834.15               .0500              14.3376
             9.2500             .0000              14.3376
             8.5900             .2024                5.5936
             8.3376             .0000                5.5936
             8.3376             .0000

       5390915                  .7400              16.1600
       120,049.34               .0500              15.9076
            10.6250             .0000              15.9076
             9.8850             .2024                6.1576
             9.6326             .0000                6.1576
             9.6326             .0000
1



       5390933                  .6900              18.4350
       113,129.81               .0500              18.1826
            12.6250             .0000              18.1826
            11.9350             .2024                5.5576
            11.6826             .0000                5.5576
            11.6826             .0000

       5390934                  .7400              15.8850
        65,479.25               .0500              15.6326
            10.0000             .0000              15.6326
             9.2600             .2024                5.3576
             9.0076             .0000                5.3576
             9.0076             .0000

       5390935                  .7400              15.8850
        91,747.70               .0500              15.6326
            11.2500             .0000              15.6326
            10.5100             .2024                6.6076
            10.2576             .0000                6.6076
            10.2576             .0000

       5390936                  .7400              14.6350
       107,966.40               .0500              14.3826
             8.3750             .0000              14.3826
             7.6350             .2024                3.5076
             7.3826             .0000                3.5076
             7.3826             .0000

       5390937                  .6600              15.0900
       208,333.24               .0500              14.8376
             9.7500             .0000              14.8376
             9.0900             .2024                5.5876
             8.8376             .0000                5.5876
             8.8376             .0000

       5390939                  .6600              14.3500
        81,639.48               .0500              14.0976
             9.0100             .0000              14.0976
             8.3500             .2024                5.5876
             8.0976             .0000                5.5876
             8.0976             .0000

       5390941                  .6600              16.5900
       199,441.78               .0500              16.3376
            11.2500             .0000              16.3376
            10.5900             .2024                6.2126
            10.3376             .0000                6.2126
            10.3376             .0000

       5390944                  .6600              17.0900
       117,825.02               .0500              16.8376
            10.7500             .0000              16.8376
            10.0900             .2024                6.2126
             9.8376             .0000                6.2126
             9.8376             .0000
1



       5390947                  .6600              15.3300
       143,878.05               .0500              15.0776
             9.9900             .0000              15.0776
             9.3300             .2024                6.0876
             9.0776             .0000                6.0876
             9.0776             .0000

       5390948                  .6600              15.3300
        79,273.09               .0500              15.0776
             9.9900             .0000              15.0776
             9.3300             .2024                6.0876
             9.0776             .0000                6.0876
             9.0776             .0000

       5390951                  .6900              15.0600
       114,538.97               .0500              14.8076
             9.7500             .0000              14.8076
             9.0600             .2024                5.0076
             8.8076             .0000                5.0076
             8.8076             .0000

       5390955                  .6600              15.3300
       214,261.96               .0500              15.0776
             9.9900             .0000              15.0776
             9.3300             .2024                5.5876
             9.0776             .0000                5.5876
             9.0776             .0000

       5390959                  .6600              14.8400
       106,453.03               .0500              14.5876
             9.5000             .0000              14.5876
             8.8400             .2024                5.4626
             8.5876             .0000                5.4626
             8.5876             .0000

       5390962                  .6600              14.3400
       120,500.07               .0500              14.0876
             9.0000             .0000              14.0876
             8.3400             .2024                5.5876
             8.0876             .0000                5.5876
             8.0876             .0000

       5390964                  .6600              15.2400
        81,794.09               .0500              14.9876
             9.9000             .0000              14.9876
             9.2400             .2024                5.1376
             8.9876             .0000                5.1376
             8.9876             .0000

       5390967                  .6600              14.3300
       124,683.01               .0500              14.0776
             8.9900             .0000              14.0776
             8.3300             .2024                5.5936
             8.0776             .0000                5.5936
             8.0776             .0000
1



       5397161                  .5000              15.4900
        71,563.27               .0500              15.2376
             9.9900             .0000              15.2376
             9.4900             .2024                5.2476
             9.2376             .0000                5.2476
             9.2376             .0000

       5400459                  .5000              16.7000
        52,916.31               .0500              16.4476
            13.2000             .0000              16.4476
            12.7000             .2024                8.9976
            12.4476             .0000                8.9976
            12.4476             .0000

       5400460                  .5000              16.2500
        59,861.57               .0500              15.9976
            10.7500             .0000              15.9976
            10.2500             .2024                6.9976
             9.9976             .0000                6.9976
             9.9976             .0000

       5400463                  .5000              17.4500
        23,985.44               .0500              17.1976
            11.9500             .0000              17.1976
            11.4500             .2024                9.0476
            11.1976             .0000                9.0476
            11.1976             .0000

       5400465                  .5000              14.3750
       266,195.05               .0500              14.1226
             8.8750             .0000              14.1226
             8.3750             .2024                4.7476
             8.1226             .0000                4.7476
             8.1226             .0000

       5400473                  .5000              15.3500
        87,753.82               .0500              15.0976
             9.8500             .0000              15.0976
             9.3500             .2024                6.5876
             9.0976             .0000                6.5876
             9.0976             .0000

       5400474                  .5000              17.7500
        38,457.64               .0500              17.4976
            12.2500             .0000              17.4976
            11.7500             .2024                9.4476
            11.4976             .0000                9.4476
            11.4976             .0000

       5400881                  .5000              16.3500
        49,944.22               .0500              16.0976
            10.8500             .0000              16.0976
            10.3500             .2024                8.0976
            10.0976             .0000                8.0976
            10.0976             .0000
1



       5400946                  .5000              14.8000
        46,902.38               .0500              14.5476
             9.3000             .0000              14.5476
             8.8000             .2024                6.6976
             8.5476             .0000                6.6976
             8.5476             .0000

       5401221                  .5000              16.1000
        90,893.07               .0500              15.8476
            10.6000             .0000              15.8476
            10.1000             .2024                6.9476
             9.8476             .0000                6.9476
             9.8476             .0000

       5402357                  .5000              15.7250
        74,904.30               .0500              15.4726
            10.2250             .0000              15.4726
             9.7250             .2024                6.9726
             9.4726             .0000                6.9726
             9.4726             .0000

       5416858                  .5000              15.4750
       199,068.07               .0500              15.2226
             9.9750             .0000              15.2226
             9.4750             .2024                4.6676
             9.2226             .0000                4.6676
             9.2226             .0000

       5416862                  .5000              13.7500
        48,776.65               .0500              13.4976
             8.2500             .0000              13.4976
             7.7500             .2024                4.2476
             7.4976             .0000                4.2476
             7.4976             .0000

       5416863                  .5000              15.6700
        39,079.87               .0500              15.4176
            10.1700             .0000              15.4176
             9.6700             .2024                5.3476
             9.4176             .0000                5.3476
             9.4176             .0000

       5416865                  .5000              17.3800
        83,023.68               .0500              17.1276
            11.8800             .0000              17.1276
            11.3800             .2024                7.2276
            11.1276             .0000                7.2276
            11.1276             .0000

       5416866                  .5000              18.9900
        16,079.69               .0500              18.7376
            13.4900             .0000              18.7376
            12.9900             .2024                6.9976
            12.7376             .0000                6.9976
            12.7376             .0000
1



       5416870                  .5000              14.6600
       112,279.29               .0500              14.4076
             8.1600             .0000              14.4076
             7.6600             .2024                6.8476
             7.4076             .0000                6.8476
             7.4076             .0000

       5416872                  .5000              14.9000
       182,938.95               .0500              14.6476
             9.4000             .0000              14.6476
             8.9000             .2024                4.8476
             8.6476             .0000                4.8476
             8.6476             .0000

       5418984                  .5000              15.3400
        32,759.87               .0500              15.0876
             9.8400             .0000              15.0876
             9.3400             .2024                4.9476
             9.0876             .0000                4.9476
             9.0876             .0000

       5418987                  .5000              15.8900
        74,350.71               .0500              15.6376
            10.3900             .0000              15.6376
             9.8900             .2024                6.2076
             9.6376             .0000                6.2076
             9.6376             .0000

       5418988                  .5000              16.1900
        71,671.97               .0500              15.9376
            10.6900             .0000              15.9376
            10.1900             .2024                5.9376
             9.9376             .0000                5.9376
             9.9376             .0000

       5418993                  .5000              15.6900
        64,742.14               .0500              15.4376
            10.1900             .0000              15.4376
             9.6900             .2024                7.6976
             9.4376             .0000                7.6976
             9.4376             .0000

       5418994                  .5000              15.2200
        33,785.03               .0500              14.9676
             9.7200             .0000              14.9676
             9.2200             .2024                5.6176
             8.9676             .0000                5.6176
             8.9676             .0000

       5418996                  .5000              14.4900
       163,400.93               .0500              14.2376
             8.9900             .0000              14.2376
             8.4900             .2024                6.4676
             8.2376             .0000                6.4676
             8.2376             .0000
1



       5418998                  .5000              16.4400
        80,601.42               .0500              16.1876
            10.9400             .0000              16.1876
            10.4400             .2024                5.5076
            10.1876             .0000                5.5076
            10.1876             .0000

       5418999                  .5000              13.2900
        92,298.22               .0500              13.0376
             7.7900             .0000              13.0376
             7.2900             .2024                5.3276
             7.0376             .0000                5.3276
             7.0376             .0000

       5419000                  .5000              14.4400
       125,429.96               .0500              14.1876
             8.9400             .0000              14.1876
             8.4400             .2024                6.3976
             8.1876             .0000                6.3976
             8.1876             .0000

       5419001                  .5000              12.5900
       229,640.59               .0500              12.3376
             7.0900             .0000              12.3376
             6.5900             .2024                4.6276
             6.3376             .0000                4.6276
             6.3376             .0000

       5419002                  .5000              15.0600
        89,029.75               .0500              14.8076
             9.5600             .0000              14.8076
             9.0600             .2024                7.5076
             8.8076             .0000                7.5076
             8.8076             .0000

       5419004                  .5000              13.4200
       124,270.35               .0500              13.1676
             7.9200             .0000              13.1676
             7.4200             .2024                6.1576
             7.1676             .0000                6.1576
             7.1676             .0000

       5419006                  .5000              15.5600
        57,063.62               .0500              15.3076
            10.0600             .0000              15.3076
             9.5600             .2024                8.0076
             9.3076             .0000                8.0076
             9.3076             .0000

       5419008                  .5000              15.4900
       103,813.16               .0500              15.2376
             9.9900             .0000              15.2376
             9.4900             .2024                7.2876
             9.2376             .0000                7.2876
             9.2376             .0000
1



       5419009                  .5000              12.7500
       181,426.88               .0500              12.4976
             7.2500             .0000              12.4976
             6.7500             .2024                4.7876
             6.4976             .0000                4.7876
             6.4976             .0000

       5419010                  .5000              14.8700
       158,707.05               .0500              14.6176
             9.3700             .0000              14.6176
             8.8700             .2024                6.6176
             8.6176             .0000                6.6176
             8.6176             .0000

       5419011                  .5000              14.8800
        27,971.63               .0500              14.6276
             9.3800             .0000              14.6276
             8.8800             .2024                5.2776
             8.6276             .0000                5.2776
             8.6276             .0000

       5419012                  .5000              14.7300
        93,402.27               .0500              14.4776
             9.2300             .0000              14.4776
             8.7300             .2024                6.8976
             8.4776             .0000                6.8976
             8.4776             .0000

       5419013                  .5000              14.0500
       324,411.21               .0500              13.7976
             8.5500             .0000              13.7976
             8.0500             .2024                6.2376
             7.7976             .0000                6.2376
             7.7976             .0000

       5419014                  .5000              14.1900
       121,286.12               .0500              13.9376
             8.6900             .0000              13.9376
             8.1900             .2024                6.2276
             7.9376             .0000                6.2276
             7.9376             .0000

       5419016                  .5000              16.4900
       143,494.57               .0500              16.2376
            10.9900             .0000              16.2376
            10.4900             .2024                9.2676
            10.2376             .0000                9.2676
            10.2376             .0000

       5419017                  .5000              16.0600
        61,526.85               .0500              15.8076
            10.5600             .0000              15.8076
            10.0600             .2024                8.8076
             9.8076             .0000                8.8076
             9.8076             .0000
1



       5419018                  .5000              15.6600
        47,138.94               .0500              15.4076
            10.1600             .0000              15.4076
             9.6600             .2024                8.4976
             9.4076             .0000                8.4976
             9.4076             .0000

       5419019                  .5000              15.5800
        59,394.84               .0500              15.3276
            10.0800             .0000              15.3276
             9.5800             .2024                7.1176
             9.3276             .0000                7.1176
             9.3276             .0000

       5419020                  .5000              15.3000
        63,081.86               .0500              15.0476
             9.8000             .0000              15.0476
             9.3000             .2024                7.1176
             9.0476             .0000                7.1176
             9.0476             .0000

       5419021                  .5000              14.4000
       115,904.30               .0500              14.1476
             8.9000             .0000              14.1476
             8.4000             .2024                4.7976
             8.1476             .0000                4.7976
             8.1476             .0000

       5419022                  .5000              13.8000
       271,655.44               .0500              13.5476
             8.3000             .0000              13.5476
             7.8000             .2024                5.5476
             7.5476             .0000                5.5476
             7.5476             .0000

       5419023                  .5000              15.2600
       117,433.63               .0500              15.0076
             9.7600             .0000              15.0076
             9.2600             .2024                7.0076
             9.0076             .0000                7.0076
             9.0076             .0000

       5419024                  .5000              16.0000
        79,136.76               .0500              15.7476
            10.5000             .0000              15.7476
            10.0000             .2024                7.0076
             9.7476             .0000                7.0076
             9.7476             .0000

       5419025                  .5000              14.3400
        74,871.98               .0500              14.0876
             8.8400             .0000              14.0876
             8.3400             .2024                5.5876
             8.0876             .0000                5.5876
             8.0876             .0000
1



       5419026                  .5000              14.9200
       142,656.56               .0500              14.6676
             9.4200             .0000              14.6676
             8.9200             .2024                5.6676
             8.6676             .0000                5.6676
             8.6676             .0000

       5419027                  .5000              14.2400
       114,550.08               .0500              13.9876
             8.7400             .0000              13.9876
             8.2400             .2024                7.2876
             7.9876             .0000                7.2876
             7.9876             .0000

       5419148                  .5000              16.9900
       161,435.68               .0500              16.7376
            10.4900             .0000              16.7376
             9.9900             .2024                8.5876
             9.7376             .0000                8.5876
             9.7376             .0000

       5431025                  .5000              17.4900
       445,180.16               .0500              17.2376
            10.9900             .0000              17.2376
            10.4900             .2024                6.2476
            10.2376             .0000                6.2476
            10.2376             .0000

       5433618                  .2500              12.1250
       199,814.76               .0500              11.8726
             6.3750             .0000              11.8726
             6.1250             .2024                2.2476
             5.8726             .0000                2.2476
             5.8726             .0000

       5440741                  .5000              15.4900
        93,416.75               .0500              15.2376
             9.9900             .0000              15.2376
             9.4900             .2024                7.1376
             9.2376             .0000                7.1376
             9.2376             .0000

       5444290                  .5000              16.0500
        82,399.35               .0500              15.7976
            10.5500             .0000              15.7976
            10.0500             .2024                7.1076
             9.7976             .0000                7.1076
             9.7976             .0000

       5444369                  .5000              16.5500
       134,158.54               .0500              16.2976
            11.0500             .0000              16.2976
            10.5500             .2024                7.2476
            10.2976             .0000                7.2476
            10.2976             .0000
1



       5444741                  .5000              17.9500
        67,872.91               .0500              17.6976
            12.4500             .0000              17.6976
            11.9500             .2024                7.2476
            11.6976             .0000                7.2476
            11.6976             .0000

       5449015                  .5000              17.1250
        62,979.30               .0500              16.8726
            11.3750             .0000              16.8726
            10.8750             .2024                7.9976
            10.6226             .0000                7.9976
            10.6226             .0000

       5449018                  .5000              16.5000
       130,453.46               .0500              16.2476
            11.0000             .0000              16.2476
            10.5000             .2024                7.8726
            10.2476             .0000                7.8726
            10.2476             .0000

       5449023                  .5000              15.2500
       110,496.38               .0500              14.9976
             9.7500             .0000              14.9976
             9.2500             .2024                7.8726
             8.9976             .0000                7.8726
             8.9976             .0000

       5464248                  .5000              15.5000
       108,703.34               .0500              15.2476
            10.0000             .0000              15.2476
             9.5000             .2024                6.1276
             9.2476             .0000                6.1276
             9.2476             .0000

       5473923                  .5000              17.6250
       129,330.97               .0500              17.3726
            11.1250             .0000              17.3726
            10.6250             .2024                6.4976
            10.3726             .0000                6.4976
            10.3726             .0000

       5473924                  .5000              18.0000
        33,184.71               .0500              17.7476
            11.5000             .0000              17.7476
            11.0000             .2024                7.1226
            10.7476             .0000                7.1226
            10.7476             .0000

       5473926                  .5000              18.2490
        49,422.10               .0500              17.9966
            11.7490             .0000              17.9966
            11.2490             .2024                6.9876
            10.9966             .0000                6.9876
            10.9966             .0000
1



       5473929                  .5000              15.8750
       349,284.69               .0500              15.6226
             9.3750             .0000              15.6226
             8.8750             .2024                5.3626
             8.6226             .0000                5.3626
             8.6226             .0000

       5473931                  .5000              17.1250
        42,313.40               .0500              16.8726
            10.6250             .0000              16.8726
            10.1250             .2024                5.7476
             9.8726             .0000                5.7476
             9.8726             .0000

       5473933                  .5000              18.2500
        32,669.74               .0500              17.9976
            11.7500             .0000              17.9976
            11.2500             .2024                6.4966
            10.9976             .0000                6.4966
            10.9976             .0000

       5473934                  .5000              16.2500
        79,787.25               .0500              15.9976
             9.7500             .0000              15.9976
             9.2500             .2024                4.4876
             8.9976             .0000                4.4876
             8.9976             .0000

       5473935                  .5000              17.1250
        87,397.55               .0500              16.8726
            10.6250             .0000              16.8726
            10.1250             .2024                7.3726
             9.8726             .0000                7.3726
             9.8726             .0000

       5473938                  .5000              15.7500
       100,508.68               .0500              15.4976
             9.2500             .0000              15.4976
             8.7500             .2024                4.3726
             8.4976             .0000                4.3726
             8.4976             .0000

       5473939                  .5000              17.0000
       110,084.74               .0500              16.7476
            10.5000             .0000              16.7476
            10.0000             .2024                5.8726
             9.7476             .0000                5.8726
             9.7476             .0000

       5473940                  .5000              15.5000
       154,553.49               .0500              15.2476
             9.0000             .0000              15.2476
             8.5000             .2024                4.1226
             8.2476             .0000                4.1226
             8.2476             .0000
1



       5473941                  .5000              16.3750
        82,131.39               .0500              16.1226
             9.8750             .0000              16.1226
             9.3750             .2024                5.2476
             9.1226             .0000                5.2476
             9.1226             .0000

       5473942                  .5000              17.0000
        95,575.09               .0500              16.7476
            10.5000             .0000              16.7476
            10.0000             .2024                6.1226
             9.7476             .0000                6.1226
             9.7476             .0000

       5478776                  .5000              17.3750
       211,523.25               .0500              17.1226
            10.8750             .0000              17.1226
            10.3750             .2024                5.7476
            10.1226             .0000                5.7476
            10.1226             .0000

       5478777                  .5000              16.6250
        71,808.00               .0500              16.3726
            10.1250             .0000              16.3726
             9.6250             .2024                5.7376
             9.3726             .0000                5.7376
             9.3726             .0000

       5478778                  .5000              17.2500
       148,572.89               .0500              16.9976
            10.7500             .0000              16.9976
            10.2500             .2024                7.1226
             9.9976             .0000                7.1226
             9.9976             .0000

       5478779                  .5000              14.5000
       189,665.11               .0500              14.2476
             8.0000             .0000              14.2476
             7.5000             .2024                3.8726
             7.2476             .0000                3.8726
             7.2476             .0000

       5483825                  .5000              15.7000
       137,582.76               .0500              15.4476
            10.2000             .0000              15.4476
             9.7000             .2024                5.2476
             9.4476             .0000                5.2476
             9.4476             .0000

       5485173                  .5000              16.3500
        74,825.85               .0500              16.0976
            10.8500             .0000              16.0976
            10.3500             .2024                5.7476
            10.0976             .0000                5.7476
            10.0976             .0000
1



       5485175                  .5000              16.6500
        66,353.96               .0500              16.3976
            11.1500             .0000              16.3976
            10.6500             .2024                6.2476
            10.3976             .0000                6.2476
            10.3976             .0000

       5485176                  .5000              16.4000
        71,866.39               .0500              16.1476
            10.9000             .0000              16.1476
            10.4000             .2024                5.2476
            10.1476             .0000                5.2476
            10.1476             .0000

       5485177                  .5000              18.0000
       104,147.88               .0500              17.7476
            12.5000             .0000              17.7476
            12.0000             .2024                5.7476
            11.7476             .0000                5.7476
            11.7476             .0000

       5485178                  .5000              16.3500
        76,259.99               .0500              16.0976
            10.8500             .0000              16.0976
            10.3500             .2024                6.9976
            10.0976             .0000                6.9976
            10.0976             .0000

       5485179                  .5000              16.3000
       114,532.43               .0500              16.0476
            10.8000             .0000              16.0476
            10.3000             .2024                5.2476
            10.0476             .0000                5.2476
            10.0476             .0000

       5485180                  .5000              17.1500
       149,412.24               .0500              16.8976
            11.6500             .0000              16.8976
            11.1500             .2024                6.5476
            10.8976             .0000                6.5476
            10.8976             .0000

       5485181                  .5000              18.0000
        40,457.90               .0500              17.7476
            12.5000             .0000              17.7476
            12.0000             .2024                5.7476
            11.7476             .0000                5.7476
            11.7476             .0000

       5485182                  .5000              19.3500
        34,146.32               .0500              19.0976
            13.8500             .0000              19.0976
            13.3500             .2024                5.9976
            13.0976             .0000                5.9976
            13.0976             .0000
1



       5485183                  .5000              19.3500
        26,957.57               .0500              19.0976
            13.8500             .0000              19.0976
            13.3500             .2024                5.9976
            13.0976             .0000                5.9976
            13.0976             .0000

       5485184                  .5000              19.3500
        38,639.20               .0500              19.0976
            13.8500             .0000              19.0976
            13.3500             .2024                5.9976
            13.0976             .0000                5.9976
            13.0976             .0000

       5485185                  .5000              16.8000
        46,670.40               .0500              16.5476
            11.3000             .0000              16.5476
            10.8000             .2024                5.2476
            10.5476             .0000                5.2476
            10.5476             .0000

       5485187                  .5000              19.1000
        69,242.94               .0500              18.8476
            13.6000             .0000              18.8476
            13.1000             .2024                5.7476
            12.8476             .0000                5.7476
            12.8476             .0000

       5486089                  .5000              17.2000
       196,892.53               .0500              16.9476
            11.7000             .0000              16.9476
            11.2000             .2024                5.5976
            10.9476             .0000                5.5976
            10.9476             .0000

       5486090                  .5000              15.0000
       343,140.45               .0500              14.7476
             9.5000             .0000              14.7476
             9.0000             .2024                4.7476
             8.7476             .0000                4.7476
             8.7476             .0000

       5486092                  .5000              17.3500
       100,253.76               .0500              17.0976
            11.8500             .0000              17.0976
            11.3500             .2024                6.6976
            11.0976             .0000                6.6976
            11.0976             .0000

       5486093                  .5000              16.2500
       381,766.94               .0500              15.9976
            10.7500             .0000              15.9976
            10.2500             .2024                4.9976
             9.9976             .0000                4.9976
             9.9976             .0000
1



       5486094                  .5000              15.3500
       118,580.25               .0500              15.0976
             9.8500             .0000              15.0976
             9.3500             .2024                5.0976
             9.0976             .0000                5.0976
             9.0976             .0000

       5486095                  .5000              15.2500
       106,395.17               .0500              14.9976
             9.7500             .0000              14.9976
             9.2500             .2024                5.4976
             8.9976             .0000                5.4976
             8.9976             .0000

       5486096                  .5000              17.0000
        68,195.55               .0500              16.7476
            11.5000             .0000              16.7476
            11.0000             .2024                6.3476
            10.7476             .0000                6.3476
            10.7476             .0000

       5486097                  .5000              17.2500
        55,164.80               .0500              16.9976
            11.7500             .0000              16.9976
            11.2500             .2024                6.9976
            10.9976             .0000                6.9976
            10.9976             .0000

       5486098                  .5000              17.2500
        51,703.64               .0500              16.9976
            11.7500             .0000              16.9976
            11.2500             .2024                6.9976
            10.9976             .0000                6.9976
            10.9976             .0000

       5486099                  .5000              17.9000
        41,827.86               .0500              17.6476
            12.4000             .0000              17.6476
            11.9000             .2024                7.6476
            11.6476             .0000                7.6476
            11.6476             .0000

       5486100                  .5000              17.7500
        55,223.61               .0500              17.4976
            12.2500             .0000              17.4976
            11.7500             .2024                7.4976
            11.4976             .0000                7.4976
            11.4976             .0000

       5486101                  .5000              17.7500
        44,309.78               .0500              17.4976
            12.2500             .0000              17.4976
            11.7500             .2024                7.4976
            11.4976             .0000                7.4976
            11.4976             .0000
1



       5486103                  .5000              17.4900
        84,901.01               .0500              17.2376
            11.9900             .0000              17.2376
            11.4900             .2024                7.2376
            11.2376             .0000                7.2376
            11.2376             .0000

       5486104                  .5000              17.3000
        31,961.14               .0500              17.0476
            11.8000             .0000              17.0476
            11.3000             .2024                7.0476
            11.0476             .0000                7.0476
            11.0476             .0000

       5486105                  .5000              16.3750
        73,462.69               .0500              16.1226
            10.8750             .0000              16.1226
            10.3750             .2024                5.8226
            10.1226             .0000                5.8226
            10.1226             .0000

       5490343                  .5000              14.2500
        99,432.67               .0500              13.9976
             7.8750             .0000              13.9976
             7.3750             .2024                2.9976
             7.1226             .0000                2.9976
             7.1226             .0000

       5490345                  .5000              14.5000
       500,168.44               .0500              14.2476
             7.2500             .0000              14.2476
             6.7500             .2024                2.7476
             6.4976             .0000                2.7476
             6.4976             .0000

       5490346                  .5000              13.7500
     1,017,944.82               .0500              13.4976
             8.2500             .0000              13.4976
             7.7500             .2024                2.7476
             7.4976             .0000                2.7476
             7.4976             .0000

       5490347                  .5000              15.2500
       576,331.22               .0500              14.9976
             7.7500             .0000              14.9976
             7.2500             .2024                2.7476
             6.9976             .0000                2.7476
             6.9976             .0000

       5490348                  .5000              15.0000
       119,388.23               .0500              14.7476
             9.5000             .0000              14.7476
             9.0000             .2024                2.4976
             8.7476             .0000                2.4976
             8.7476             .0000
1



       5490349                  .5000              14.0000
       225,461.98               .0500              13.7476
             8.5000             .0000              13.7476
             8.0000             .2024                2.4976
             7.7476             .0000                2.4976
             7.7476             .0000

       5490350                  .5000              14.0000
       225,263.43               .0500              13.7476
             8.5000             .0000              13.7476
             8.0000             .2024                2.7476
             7.7476             .0000                2.7476
             7.7476             .0000

       5490351                  .5000              13.5000
       227,381.89               .0500              13.2476
             8.0000             .0000              13.2476
             7.5000             .2024                2.4976
             7.2476             .0000                2.4976
             7.2476             .0000

       5490354                  .5000              13.5000
        88,021.25               .0500              13.2476
             8.0000             .0000              13.2476
             7.5000             .2024                2.4976
             7.2476             .0000                2.4976
             7.2476             .0000

       5490355                  .5000              14.2500
       357,566.11               .0500              13.9976
             8.7500             .0000              13.9976
             8.2500             .2024                2.9976
             7.9976             .0000                2.9976
             7.9976             .0000

       5490356                  .5000              14.0000
       168,790.48               .0500              13.7476
             8.5000             .0000              13.7476
             8.0000             .2024                2.9976
             7.7476             .0000                2.9976
             7.7476             .0000

       5490357                  .5000              13.5000
       183,232.82               .0500              13.2476
             8.0000             .0000              13.2476
             7.5000             .2024                2.4976
             7.2476             .0000                2.4976
             7.2476             .0000

       5490358                  .5000              13.5000
        87,082.57               .0500              13.2476
             8.0000             .0000              13.2476
             7.5000             .2024                2.9976
             7.2476             .0000                2.9976
             7.2476             .0000
1



       5490359                  .5000              13.5000
       101,363.32               .0500              13.2476
             8.0000             .0000              13.2476
             7.5000             .2024                2.9976
             7.2476             .0000                2.9976
             7.2476             .0000

       5490364                  .5000              11.5000
     1,207,441.90               .0500              11.2476
             6.0000             .0000              11.2476
             5.5000             .2024                2.4976
             5.2476             .0000                2.4976
             5.2476             .0000

       5490366                  .5000              14.0000
       547,866.75               .0500              13.7476
             8.2500             .0000              13.7476
             7.7500             .2024                2.7476
             7.4976             .0000                2.7476
             7.4976             .0000

       5490367                  .5000              14.0000
       896,383.70               .0500              13.7476
             7.3750             .0000              13.7476
             6.8750             .2024                2.4976
             6.6226             .0000                2.4976
             6.6226             .0000

       5490368                  .5000              14.2500
       274,318.67               .0500              13.9976
             6.7500             .0000              13.9976
             6.2500             .2024                2.4976
             5.9976             .0000                2.4976
             5.9976             .0000

       5490370                  .5000              13.7500
       442,343.35               .0500              13.4976
             8.2500             .0000              13.4976
             7.7500             .2024                2.4976
             7.4976             .0000                2.4976
             7.4976             .0000

       5490371                  .5000              13.2500
       299,322.95               .0500              12.9976
             7.7500             .0000              12.9976
             7.2500             .2024                2.4976
             6.9976             .0000                2.4976
             6.9976             .0000

       5490372                  .5000              14.2500
       209,487.84               .0500              13.9976
             8.7500             .0000              13.9976
             8.2500             .2024                2.4976
             7.9976             .0000                2.4976
             7.9976             .0000
1



       5490373                  .5000              14.0000
       668,631.03               .0500              13.7476
             8.1250             .0000              13.7476
             7.6250             .2024                2.4976
             7.3726             .0000                2.4976
             7.3726             .0000

       5490375                  .5000              13.2500
       447,694.11               .0500              12.9976
             7.7500             .0000              12.9976
             7.2500             .2024                2.4976
             6.9976             .0000                2.4976
             6.9976             .0000

       5495001                  .5000              14.4500
        55,174.83               .0500              14.1976
             7.9500             .0000              14.1976
             7.4500             .2024                5.6226
             7.1976             .0000                5.6226
             7.1976             .0000

       5495002                  .5000              16.4300
        65,652.22               .0500              16.1776
            10.9300             .0000              16.1776
            10.4300             .2024                7.0276
            10.1776             .0000                7.0276
            10.1776             .0000

       5495003                  .5000              15.4900
        31,457.76               .0500              15.2376
             9.9900             .0000              15.2376
             9.4900             .2024                5.7376
             9.2376             .0000                5.7376
             9.2376             .0000

       5495009                  .5000              16.6250
       126,314.18               .0500              16.3726
            11.1250             .0000              16.3726
            10.6250             .2024                5.6226
            10.3726             .0000                5.6226
            10.3726             .0000

       5495011                  .5000              16.5500
        37,773.20               .0500              16.2976
            11.0500             .0000              16.2976
            10.5500             .2024                5.7376
            10.2976             .0000                5.7376
            10.2976             .0000

       5496503                  .5000              15.6250
       160,139.82               .0500              15.3726
            10.1250             .0000              15.3726
             9.6250             .2024                5.2476
             9.3726             .0000                5.2476
             9.3726             .0000
1



       5496504                  .5000              15.0500
       158,499.24               .0500              14.7976
             9.5500             .0000              14.7976
             9.0500             .2024                5.7476
             8.7976             .0000                5.7476
             8.7976             .0000

       5496505                  .5000              16.5000
       136,650.95               .0500              16.2476
            11.0000             .0000              16.2476
            10.5000             .2024                5.2476
            10.2476             .0000                5.2476
            10.2476             .0000

       5496506                  .5000              15.0250
       841,418.22               .0500              14.7726
             9.5250             .0000              14.7726
             9.0250             .2024                5.7476
             8.7726             .0000                5.7476
             8.7726             .0000

       5496514                  .5000              16.0000
        88,545.83               .0500              15.7476
            10.5000             .0000              15.7476
            10.0000             .2024                5.7476
             9.7476             .0000                5.7476
             9.7476             .0000

       5511151                  .5000              16.4900
       118,840.42               .0500              16.2376
             9.9900             .0000              16.2376
             9.4900             .2024                6.2376
             9.2376             .0000                6.2376
             9.2376             .0000

       5511248                  .5000              15.2500
       103,451.71               .0500              14.9976
             9.7500             .0000              14.9976
             9.2500             .2024                7.8726
             8.9976             .0000                7.8726
             8.9976             .0000

       5545013                  .5000              15.3700
       233,468.87               .0500              15.1176
             8.8700             .0000              15.1176
             8.3700             .2024                3.4076
             8.1176             .0000                3.4076
             8.1176             .0000

       5545014                  .5000              16.4600
       115,096.77               .0500              16.2076
             9.9600             .0000              16.2076
             9.4600             .2024                7.2076
             9.2076             .0000                7.2076
             9.2076             .0000
1



       5548051                  .5000              15.2500
       258,622.72               .0500              14.9976
             9.5000             .0000              14.9976
             9.0000             .2024                7.8726
             8.7476             .0000                7.8726
             8.7476             .0000

       5548060                  .5000              15.7500
       104,353.81               .0500              15.4976
            10.0000             .0000              15.4976
             9.5000             .2024                7.6226
             9.2476             .0000                7.6226
             9.2476             .0000

       5550865                  .5000              15.2500
       152,025.19               .0500              14.9976
             9.5000             .0000              14.9976
             9.0000             .2024                7.6226
             8.7476             .0000                7.6226
             8.7476             .0000

       5558664                  .5000              16.1800
       273,183.58               .0500              15.9276
            10.6800             .0000              15.9276
            10.1800             .2024                6.3276
             9.9276             .0000                6.3276
             9.9276             .0000

       5571035                  .5000              16.5000
       223,040.09               .0500              16.2476
            11.0000             .0000              16.2476
            10.5000             .2024                4.1226
            10.2476             .0000                4.1226
            10.2476             .0000

       5615642                  .2500              15.1250
       231,195.96               .0500              14.8726
             8.8750             .0000              14.8726
             8.6250             .2024                6.2476
             8.3726             .0000                6.2476
             8.3726             .0000

       5615643                  .5000              15.5000
       110,891.71               .0500              15.2476
             9.0000             .0000              15.2476
             8.5000             .2024                4.9976
             8.2476             .0000                4.9976
             8.2476             .0000

       5635433                  .5000              17.2400
        83,051.85               .0500              16.9876
            11.7400             .0000              16.9876
            11.2400             .2024                5.1476
            10.9876             .0000                5.1476
            10.9876             .0000
1



       5635439                  .5000              15.3400
        71,513.15               .0500              15.0876
             9.8400             .0000              15.0876
             9.3400             .2024                4.1476
             9.0876             .0000                4.1476
             9.0876             .0000

       5635455                  .5000              15.7900
       155,447.13               .0500              15.5376
            10.2900             .0000              15.5376
             9.7900             .2024                5.4976
             9.5376             .0000                5.4976
             9.5376             .0000

       5635459                  .5000              14.9900
        90,831.52               .0500              14.7376
             9.4900             .0000              14.7376
             8.9900             .2024                5.4976
             8.7376             .0000                5.4976
             8.7376             .0000

       5635474                  .5000              15.4900
       127,344.48               .0500              15.2376
             9.9900             .0000              15.2376
             9.4900             .2024                5.1476
             9.2376             .0000                5.1476
             9.2376             .0000

       5635480                  .5000              15.2900
        84,375.28               .0500              15.0376
             9.7900             .0000              15.0376
             9.2900             .2024                5.2476
             9.0376             .0000                5.2476
             9.0376             .0000

       5635481                  .5000              15.2900
       108,844.05               .0500              15.0376
             9.7900             .0000              15.0376
             9.2900             .2024                5.2476
             9.0376             .0000                5.2476
             9.0376             .0000

       5635489                  .5000              17.9900
        78,499.90               .0500              17.7376
            12.4900             .0000              17.7376
            11.9900             .2024                4.7476
            11.7376             .0000                4.7476
            11.7376             .0000

       5635495                  .5000              16.4900
        35,597.31               .0500              16.2376
            10.9900             .0000              16.2376
            10.4900             .2024                5.1476
            10.2376             .0000                5.1476
            10.2376             .0000
1



       5635501                  .5000              15.6900
        43,681.01               .0500              15.4376
            10.1900             .0000              15.4376
             9.6900             .2024                5.4976
             9.4376             .0000                5.4976
             9.4376             .0000

       5635506                  .5000              16.0500
       134,212.96               .0500              15.7976
            10.5500             .0000              15.7976
            10.0500             .2024                5.2476
             9.7976             .0000                5.2476
             9.7976             .0000

       5635515                  .5000              16.1900
       111,555.29               .0500              15.9376
            10.6900             .0000              15.9376
            10.1900             .2024                6.7476
             9.9376             .0000                6.7476
             9.9376             .0000

       5635516                  .5000              17.0400
        59,090.75               .0500              16.7876
            11.5400             .0000              16.7876
            11.0400             .2024                6.7476
            10.7876             .0000                6.7476
            10.7876             .0000

       5635517                  .5000              16.3400
       138,047.30               .0500              16.0876
            10.8400             .0000              16.0876
            10.3400             .2024                5.2476
            10.0876             .0000                5.2476
            10.0876             .0000

       5635550                  .5000              16.5400
        68,048.37               .0500              16.2876
            11.0400             .0000              16.2876
            10.5400             .2024                5.4976
            10.2876             .0000                5.4976
            10.2876             .0000

       5635579                  .5000              16.1400
        91,993.60               .0500              15.8876
            10.6400             .0000              15.8876
            10.1400             .2024                5.2476
             9.8876             .0000                5.2476
             9.8876             .0000

       5635595                  .5000              16.1400
        78,245.44               .0500              15.8876
            10.6400             .0000              15.8876
            10.1400             .2024                5.4976
             9.8876             .0000                5.4976
             9.8876             .0000
1



       5635606                  .5000              16.5400
        85,282.52               .0500              16.2876
            11.0400             .0000              16.2876
            10.5400             .2024                6.7476
            10.2876             .0000                6.7476
            10.2876             .0000

       5635610                  .5000              15.7400
        68,589.60               .0500              15.4876
            10.2400             .0000              15.4876
             9.7400             .2024                6.7476
             9.4876             .0000                6.7476
             9.4876             .0000

       5635611                  .5000              15.3900
        80,526.02               .0500              15.1376
             9.8900             .0000              15.1376
             9.3900             .2024                5.4976
             9.1376             .0000                5.4976
             9.1376             .0000

       5635615                  .5000              15.5400
        94,744.70               .0500              15.2876
            10.0400             .0000              15.2876
             9.5400             .2024                5.4976
             9.2876             .0000                5.4976
             9.2876             .0000

       5635621                  .5000              15.4400
        92,086.14               .0500              15.1876
             9.9400             .0000              15.1876
             9.4400             .2024                4.9976
             9.1876             .0000                4.9976
             9.1876             .0000

       5635649                  .5000              15.3900
        89,850.06               .0500              15.1376
             9.8900             .0000              15.1376
             9.3900             .2024                5.4976
             9.1376             .0000                5.4976
             9.1376             .0000

       5635650                  .5000              15.1400
        44,890.81               .0500              14.8876
             9.6400             .0000              14.8876
             9.1400             .2024                5.4976
             8.8876             .0000                5.4976
             8.8876             .0000

       5635653                  .5000              15.8900
        55,085.74               .0500              15.6376
            10.3900             .0000              15.6376
             9.8900             .2024                6.7476
             9.6376             .0000                6.7476
             9.6376             .0000
1



       5635656                  .5000              15.7900
       203,656.33               .0500              15.5376
            10.2900             .0000              15.5376
             9.7900             .2024                5.4976
             9.5376             .0000                5.4976
             9.5376             .0000

       5635657                  .5000              14.9900
        84,743.58               .0500              14.7376
             9.4900             .0000              14.7376
             8.9900             .2024                5.4976
             8.7376             .0000                5.4976
             8.7376             .0000

       5635658                  .5000              14.7400
        82,980.54               .0500              14.4876
             9.2400             .0000              14.4876
             8.7400             .2024                5.4976
             8.4876             .0000                5.4976
             8.4876             .0000

       5635673                  .5000              14.9900
        96,557.64               .0500              14.7376
             9.4900             .0000              14.7376
             8.9900             .2024                5.4976
             8.7376             .0000                5.4976
             8.7376             .0000

       5635677                  .5000              15.1000
        98,646.71               .0500              14.8476
             9.6000             .0000              14.8476
             9.1000             .2024                5.2476
             8.8476             .0000                5.2476
             8.8476             .0000

       5645236                  .5000              16.2000
        69,270.10               .0500              15.9476
            10.7000             .0000              15.9476
            10.2000             .2024                7.4776
             9.9476             .0000                7.4776
             9.9476             .0000

       5645239                  .5000              14.5800
        58,273.07               .0500              14.3276
             9.0800             .0000              14.3276
             8.5800             .2024                6.6176
             8.3276             .0000                6.6176
             8.3276             .0000

       5645256                  .5000              14.8500
       165,830.80               .0500              14.5976
             9.3500             .0000              14.5976
             8.8500             .2024                6.4576
             8.5976             .0000                6.4576
             8.5976             .0000
1



       5645257                  .5000              16.5500
       108,822.82               .0500              16.2976
            11.0500             .0000              16.2976
            10.5500             .2024                7.1176
            10.2976             .0000                7.1176
            10.2976             .0000

       5645262                  .5000              14.1400
       102,416.62               .0500              13.8876
             8.6400             .0000              13.8876
             8.1400             .2024                6.4976
             7.8876             .0000                6.4976
             7.8876             .0000

       5645266                  .5000              15.3900
        81,488.21               .0500              15.1376
             9.8900             .0000              15.1376
             9.3900             .2024                8.2276
             9.1376             .0000                8.2276
             9.1376             .0000

       5645267                  .5000              13.9900
        43,252.85               .0500              13.7376
             8.4900             .0000              13.7376
             7.9900             .2024                6.8276
             7.7376             .0000                6.8276
             7.7376             .0000

       5645269                  .5000              15.4900
       145,870.00               .0500              15.2376
             9.9900             .0000              15.2376
             9.4900             .2024                8.2676
             9.2376             .0000                8.2676
             9.2376             .0000

       5645273                  .5000              14.4900
       106,882.42               .0500              14.2376
             8.9900             .0000              14.2376
             8.4900             .2024                5.6776
             8.2376             .0000                5.6776
             8.2376             .0000

       5645275                  .5000              15.3000
       149,411.79               .0500              15.0476
             9.8000             .0000              15.0476
             9.3000             .2024                4.5276
             9.0476             .0000                4.5276
             9.0476             .0000

       5649460                  .5000              14.1800
       159,130.31               .0500              13.9276
             8.6800             .0000              13.9276
             8.1800             .2024                5.4076
             7.9276             .0000                5.4076
             7.9276             .0000
1



       5649461                  .5000              15.3700
       179,658.25               .0500              15.1176
             9.8700             .0000              15.1176
             9.3700             .2024                5.7676
             9.1176             .0000                5.7676
             9.1176             .0000

       5658740                  .5000              18.3900
        83,008.52               .0500              18.1376
            12.6250             .0000              18.1376
            12.1250             .2024                6.4976
            11.8726             .0000                6.4976
            11.8726             .0000

       5658962                  .5000              15.8500
        44,473.49               .0500              15.5976
            10.3500             .0000              15.5976
             9.8500             .2024                5.4976
             9.5976             .0000                5.4976
             9.5976             .0000

       5661277                  .5000              19.9500
        89,793.35               .0500              19.6976
            14.4500             .0000              19.6976
            13.9500             .2024                9.3976
            13.6976             .0000                9.3976
            13.6976             .0000

       5665527                  .5000              19.2700
       100,539.76               .0500              19.0176
            12.7700             .0000              19.0176
            12.2700             .2024                6.1976
            12.0176             .0000                6.1976
            12.0176             .0000

  TOTAL NUMBER OF LOANS:     1083
  TOTAL BALANCE........:        148,231,350.80


  RUN ON     : 10/23/01            RFC DISCLOSURE SYSTEM      RFFSDARM-01
  AT         : 12.42.35            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RAMP 2001-RS3  ARM    ARM SUMMARY REPORT       CUTOFF : 10/01/01
  POOL       : 0004544
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES    FROM        TO
  -------------------------------------------------------------------------
  CURR NOTE RATE                       9.4668            5.0000     15.7500
  RFC NET RATE                         8.9758            4.7500     15.2500
  NET MTG RATE(INVSTR RATE)            8.7234            4.4976     14.9976
  POST STRIP RATE                      8.7234            4.4976     14.9976
  SUB SERV FEE                          .4910             .2500      1.5000
  MSTR SERV FEE                         .0500              .0500      .0500
  ALL EXP                               .0000             .0000       .0000
  MISC EXP                              .2024             .2024       .2024
  SPREAD                                .0000             .0000       .0000
  STRIP                                 .0000             .0000       .0000
  RFC NET CEILING(MX RFC NET RT)      15.2126            8.5000     21.2500
  MAX NET MTG RT(MAX INV RT)          14.9602            8.2476     20.9976
  MAX POST STRIP RATE                 14.9602            8.2476     20.9976
  INV RATE MARGIN                      4.9779             .8726      9.4476
  POST STRIP MARGIN                    4.9779             .8726      9.4476







  TOTAL NUMBER OF LOANS:  1083
  TOTAL BALANCE........:   148,231,350.80


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 10/23/01           RFC DISCLOSURE SYSTEM       RFFSD175-01
  AT         : 12.42.35        NONFIXED RATE LOAN LISTING     AMORTIZED BALANCE
  SERIES     : RAMP 2001-RS3                                  CUTOFF : 10/01/01
  POOL       : 0004544
             :
             :
  POOL STATUS: F

  RFC LOAN #                      ORIG RATE       ORIGINAL BAL    MAX NEG AM
  MORTGAGOR NAME                  CURR RATE       PRINCIPAL BAL   LN FEATURE
  CURR NET                                        ORIGINAL P+I    # OF UNITS
  NOTE CEILING                                    CURRENT P+I     LTV
  CITY           STATE  ZIP       NET CEILING     NOTE DATE
  SERVICER LOAN #                 NOTE FLOOR      1ST PMT DT      MI CO CODE
  SELLER LOAN #                   NET FLOOR       MATURITY DT     MI CVG
  INVSTR LOAN #                   GROSS MARGIN    1ST INTCHGDT    NXT INTCHGDT
  S/S CODE                        NET MARGIN      1ST PMTCHGDT    NXT PMTCHGDT
  INT CHG PRIOR DAYS              1ST YR FLR      PMT CAP INCR    PMT CAP DECR
  PMT TYPE                        1ST YR CEIL     INT FREQ MOS    PMT FREQ MOS
  ORIG TERM                       ADJ INDEX       PERIOD INCR     PERIOD DECR
  NOTE LF INCR                    RND NOTE TYPE   RND NOTE METH   RND NOTE FCTR
  NET LF INCR                     RND NET TYPE    RND NET METH    RND NET FCTR
  NOTE LF DECR                    LOAN PURP       CNVRT CODE      FROM WINDOW
  NET LF DECR                     PROP TYPE       CNVT INDEX      TO WINDOW
                                  OCCP CODE       CNVT MARGIN
  ______________________________________________________________________________


    1229404                           7.6250        215,000.00        100
    HIGHTOWER JR        THOMAS        7.6250        176,786.71         ZZ
                                      7.2500          1,503.32         1
                                     14.2500          1,530.67         70
    BATON ROUGE     LA    70817      13.8750       02/20/89
    0020023404                         .0000       04/01/89            00
    90672775                           .0000       03/01/19            0
    0                                 2.7500       03/01/90        03/01/02
    429/S48                           2.3750       04/01/90        04/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.7500                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1241090                           7.7500        297,000.00        100
    YOUNG               EARLE         7.7500        254,237.25         ZZ
                                      7.3750          2,205.22         1
                                     13.6250          2,101.61         90
    KANEOHE         HI    96744      13.2500       06/13/91
    722278B                            .0000       08/01/91            10
    722278B                            .0000       07/01/21           20
    0                                 2.5000       01/01/92        01/01/02
1


    976/976                           2.1250       02/01/92        02/01/02
      45                               .0000          .0000           .0000
    A                                  .0000            6              6
      360                               7            1.0000          1.0000
       5.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          07/01/92
        .0000                           05             E           07/01/96
                                        O            1.1250


    1403903                           9.6250        112,000.00        100
    BAEZ                JUAN          9.6250        106,648.60         ZZ
                                      9.2500          1,014.06         3
                                     15.3750            954.27         80
    HAVERSTRAW      NY    10927      15.0000       05/09/95
    0459904835                         .0000       07/01/95            00
    W01417                             .0000       06/01/25            0
    0                                 3.8750       06/01/98        12/01/01
    B38/K06                           3.5000       07/01/98        01/01/02
      25                               .0000          .0000           .0000
    A                                  .0000            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1438318                           8.7500        258,000.00        100
    PELLEGRINO          MARIE         8.7500        209,001.46         ZZ
                                      8.5000          2,216.62         1
                                     15.7500          2,007.21         80
    VALHALLA        NY    10595      15.5000       01/14/88
    9109364720                         .0000       03/01/88            00
    4471512                            .0000       02/01/18            0
    0                                 3.0000       02/01/89        02/01/02
    073/686                           2.7500       03/01/89        03/01/02
      45                              7.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1502256                          11.0000         87,300.00        100
    CASEBOLT            JOSEPH       11.0000         84,108.56         ZZ
                                     10.5000            710.31         2
                                     15.6250            827.58         33
    MONTROSE        CO    81416      15.1250       04/15/96
1


    0800032930                        9.1250       06/01/96            00
    489608                            8.6250       05/01/26            0
    0                                 5.1250       05/01/98        11/01/01
    147/K61                           4.6250       06/01/98        12/01/01
      45                              9.1250          .0000           .0000
    A                                12.1250            6              6
      360                               U            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1536214                           8.0000        336,000.00        100
    KROG                JAMES         8.0000        320,099.75         ZZ
                                      7.7500          2,465.45         1
                                     13.0000          2,465.45         80
    PARK CITY       UT    84098      12.7500       11/26/96
    0430105718                         .0000       01/01/97            00
    DEN10246                           .0000       12/01/26            0
    609518                            2.7500       12/01/01        12/01/01
    F03/K06                           2.5000       01/01/02        01/01/02
      45                              3.0000          .0000           .0000
    A                                13.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1541846                           7.5000        150,400.00        100
    SCANLON             A             7.5000        141,661.88         ZZ
                                      7.2500          1,051.62         1
                                     12.5000          1,051.62         80
    LANHAM          MD    20706      12.2500       10/29/96
    0430112102                         .0000       12/01/96            00
    424889                             .0000       11/01/26            0
    609521                            2.8750       11/01/01        11/01/01
    E26/K06                           2.6250       12/01/01        12/01/01
      45                              2.8750          .0000           .0000
    A                                 9.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1547708                           7.2500        408,000.00        100
    KANE                STEPHAN       7.2500        386,286.79         ZZ
1


                                      6.8750          2,783.28         1
                                     12.2500          2,783.28         80
    KAILUA          HI    96734      11.8750       12/16/96
    0410305676                         .0000       02/01/97            00
    410305676                          .0000       01/01/27            0
    609523                            2.7500       01/01/02        01/01/02
    E22/K06                           2.3750       02/01/02        02/01/02
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1569880                           7.5000        396,000.00        100
    HUTTON              WILLIAM       7.5000        377,025.98         ZZ
                                      7.2500          2,374.22         1
                                     12.0000          2,768.22         80
    TORRANCE        CA    90505      11.7500       03/24/97
    0430195818                         .0000       05/01/97            00
    107298                             .0000       04/01/27            0
    610415                            2.7500       04/01/98        04/01/02
    685/K06                           2.5000       05/01/98        05/01/02
      45                              4.0000          .0000           .0000
    A                                 8.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1606728                           7.0000        200,000.00        100
    FEIBUSCH            MILDRED       7.0000        191,758.77         ZZ
                                      6.7500          1,264.14         1
                                     12.5000          1,339.30         63
    SUFFERN         NY    10901      12.2500       07/16/97
    542837                             .0000       09/01/97            00
    542837                             .0000       08/01/27            0
    611127                            2.7500       08/01/98        08/01/02
    562/562                           2.5000       09/01/98        09/01/02
      45                              4.5000          .0000           .0000
    A                                 8.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          08/01/98
        .0000                           05             C           08/01/02
                                        O             .6250
1




    1632527                           8.8750         48,800.00        100
    MCGLASHIN           ERROL         8.8750         46,243.60         ZZ
                                      8.3750            337.05         2
                                     13.3750            388.16         68
    OAKLAND PARK    FL    33309      12.8750       10/30/95
    0021715990                         .0000       12/01/95            00
    933952                             .0000       11/01/25            0
                                      3.6250       05/01/96        11/01/01
    E79/405                           3.1250       06/01/96        12/01/01
      45                              6.3750          .0000           .0000
    A                                 8.3750            6              6
      360                               1            1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           2              01          11/01/96
        .0000                           01             E           11/01/00
                                        N            1.6250


    1680519                           9.1250        178,500.00        100
    WEST                DAVID         9.1250        172,547.33         ZZ
                                      8.7500          1,172.62         1
                                     12.8750          1,443.87         75
    SNOHOMISH       WA    98296      12.5000       01/05/98
    0410655310                         .0000       03/01/98            00
    410655310                          .0000       02/01/28            0
                                      3.3750       02/01/99        02/01/02
    E22/K06                           3.0000       03/01/99        03/01/02
      45                              4.8750          .0000           .0000
    A                                 8.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1739511                           7.3750         52,250.00        100
    GIORDANO SR.        ANTHONY       7.3750         50,413.30         ZZ
                                      7.1250            309.08         1
                                     11.8750            360.95         85
    TAMARAC         FL    33321      11.6250       04/22/98
    0410814065                         .0000       06/01/98            04
    410814065                          .0000       05/01/28           12
    0                                 2.8750       05/01/99        05/01/02
    E22/K06                           2.6250       06/01/99        06/01/02
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              01          05/01/99
        .0000                           03             E           05/01/03
                                        O            1.1250


    1790486                           7.0000      1,000,000.00        100
    SAPP                WARREN        7.0000        957,969.89         ZZ
                                      6.7500          6,653.02         1
                                     12.0000          6,653.02         64
    TAMPA           FL    33613      11.7500       06/30/98
    0431005933                         .0000       08/01/98            00
    10093987                           .0000       07/01/28            0
    0                                 3.0000       07/01/05        07/01/05
    003/G01                           2.7500       08/01/05        08/01/05
      45                              4.0000          .0000           .0000
    A                                10.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3056450                          10.0000        115,500.00        100
    NORVILLE            CHRISTOPH    10.0000        113,950.63         ZZ
                                      9.7500            847.50         1
                                     14.0000          1,010.75         77
    GLOUCESTER      VA    23061      13.7500       11/08/99
    7845365                            .0000       01/01/00            00
    0400227674                         .0000       12/01/29            0
    0                                 5.7500       12/01/00        12/01/01
    T14/W60                           5.5000       01/01/01        01/01/02
      45                              6.0000          .0000           .0000
    A                                10.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3116576                          10.5000        120,600.00        100
    DICKSON             MARK         10.5000        118,937.77         ZZ
                                     10.2500            927.31         1
                                     14.5000          1,100.34         87
    HOT SPRINGS VI  AR    71909      14.2500       12/15/99
    7846108                            .0000       02/01/00            00
    0400241923                         .0000       01/01/30            0
    0                                 6.2500       01/01/01        01/01/02
    T14/W60                           6.0000       02/01/01        02/01/02
      45                              6.5000          .0000           .0000
    A                                10.5000           12             12
1


      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3267219                          10.0000        123,500.00        100
    NEFF                DAVID        10.0000        119,759.28         ZZ
                                      9.7500            906.20         1
                                     14.0000          1,061.43         78
    NORTH PLATTE    NE    69101      13.7500       03/03/00
    7846272                            .0000       05/01/00            00
    0400244810                         .0000       04/01/30            0
    0                                 5.7500       04/01/01        04/01/02
    T14/W60                           5.5000       05/01/01        05/01/02
      45                              6.0000          .0000           .0000
    A                                10.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3298274                          11.0000        189,500.00        100
    BOURKE              JAMES        11.0000        186,304.69         ZZ
                                     10.7500          1,524.76         1
                                     15.0000          1,788.70         68
    SPENCER         MA    01562      14.7500       03/15/00
    7844723                            .0000       05/01/00            00
    0400192019                         .0000       04/01/30            0
    0                                 6.7500       04/01/01        04/01/02
    T14/W60                           6.5000       05/01/01        05/01/02
      45                              7.0000          .0000           .0000
    A                                11.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3389335                           9.0000        210,000.00        100
    DELL                THOMAS        9.0000        207,232.07         ZZ
                                      8.7500          1,397.14         1
                                     13.0000          1,684.05         84
    KENNEWICK       WA    99338      12.7500       04/21/00
    7847213                            .0000       06/01/00            00
    0400268256                         .0000       05/01/30            0
    0                                 4.7500       05/01/01        05/01/02
1


    T14/W60                           4.5000       06/01/01        06/01/02
      45                              5.0000          .0000           .0000
    A                                 9.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3438770                           9.8750        221,200.00        100
    LYNCH               RUSSELL       9.8750        218,896.19         ZZ
                                      9.6250          1,623.09         1
                                     14.0000          1,915.60         84
    VANCOUVER       WA    98664      13.7500       05/08/00
    7847205                            .0000       07/01/00            00
    0400267522                         .0000       06/01/30            0
    0                                 5.7500       06/01/01        06/01/02
    T14/W60                           5.5000       07/01/01        07/01/02
      45                              6.0000          .0000           .0000
    A                                10.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3462188                          10.6250         44,800.00        100
    MCCLELLAND          ELMA         10.6250         44,005.68         ZZ
                                     10.1250            409.81         1
                                     17.0000            414.88         80
    MERIDIAN        MS    39301      16.5000       03/04/98
    7848930                          10.5000       05/01/98            00
    0800090763                       10.0000       04/01/28            0
    0                                 6.7500       04/01/00        04/01/02
    Q72/W60                           6.2500       05/01/00        05/01/02
      25                               .0000          .0000           .0000
    A                                  .0000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3462268                          10.8000        124,200.00        100
    SCOTT               RANDOLPH     10.8000        119,339.14         ZZ
                                     10.3000          1,071.63         1
                                     15.8000          1,163.93         88
    BALTIMORE       MD    21244      15.3000       06/19/95
1


    7848542                           9.8000       08/01/95            00
    0800087157                        9.3000       07/01/25            0
    0                                 5.3500       01/01/96        01/01/02
    Q72/W60                           4.8500       02/01/96        02/01/02
      45                               .0000          .0000           .0000
    A                                 1.0000            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3462272                          11.7500        114,800.00        100
    SEGARRA             WILLIAM      11.7500        113,090.19         ZZ
                                     11.2500          1,158.81         1
                                     17.7500          1,160.15         70
    MIAMI           FL    33177      17.2500       03/13/98
    7850720                          11.7500       05/01/98            00
    0899002224                       11.2500       04/01/28            0
    0                                 6.7500       04/01/00        04/01/02
    Q72/W60                           6.2500       05/01/00        05/01/02
      25                               .0000          .0000           .0000
    A                                  .0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3462306                          11.0000         34,300.00        100
    DUNN                ELAINE       11.0000         33,676.85         ZZ
                                     10.5000            326.65         1
                                     18.0000            326.65         70
    JACKSON         GA    30233      17.5000       03/13/98
    7862618                          11.0000       05/01/98            00
    0800779662                       10.5000       04/01/28            0
    0                                 7.0000       04/01/03        04/01/03
    Q72/W60                           6.5000       05/01/03        05/01/03
      45                             11.0000          .0000           .0000
    A                                14.0000            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3462645                           8.8750        106,800.00        100
    WOODBURY            MICHAEL       8.8750        105,451.46         ZZ
1


                                      8.6250            710.54         1
                                     13.0000            847.05         77
    JOHN DAY        OR    97845      12.7500       05/17/00
    7847304                            .0000       07/01/00            00
    0400276671                         .0000       06/01/30            0
    0                                 4.7500       06/01/01        06/01/02
    T14/W60                           4.5000       07/01/01        07/01/02
      45                              5.0000          .0000           .0000
    A                                 9.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3483679                           9.3750        257,500.00        100
    STROMAN             DWAYNE        9.3750        253,687.83         ZZ
                                      9.1250          1,800.48         1
                                     13.5000          2,130.26         82
    ANOKA           MN    55303      13.2500       05/26/00
    7846587                            .0000       07/01/00            00
    0400249694                         .0000       06/01/30            0
    0                                 5.2500       06/01/01        06/01/02
    T14/W60                           5.0000       07/01/01        07/01/02
      45                              5.5000          .0000           .0000
    A                                 9.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3711842                          10.5000         33,750.00        100
    SIMPSON             YVONNE       10.5000         33,112.47         ZZ
                                     10.0000            308.73         1
                                     17.0000            309.54         75
    DETROIT         MI    48227      16.5000       02/23/98
     7849219                         10.5000       04/01/98            00
    0800097024                       10.0000       03/01/28            0
    0                                 6.5000       03/01/00        03/01/02
    Q72/W60                           6.0000       04/01/00        04/01/02
      25                               .0000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3711931                           6.5000        188,400.00        100
    ESPINOSSA           ORLANDO       6.5000        176,659.08         ZZ
                                      6.0000          1,129.56         1
                                     12.0000          1,189.79        140
    VAN NUYS        CA    91406      11.5000       05/24/96
     7862030                           .0000       07/01/96            00
    0800770166                         .0000       06/01/26            0
    0                                 2.3750       06/01/97        06/01/02
    Q72/W60                           1.8750       07/01/97        07/01/02
      45                               .0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3711937                           7.0000        148,000.00        100
    ALLISON             SCOTT         7.0000        140,625.01         ZZ
                                      6.5000            887.34         1
                                     12.0000            976.60        114
    LONG BEACH      CA    90807      11.5000       05/12/97
     7862071                           .0000       07/01/97            00
    0800770299                         .0000       06/01/27            0
    0                                 2.8750       06/01/98        06/01/02
    Q72/W60                           2.3750       07/01/98        07/01/02
      45                               .0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3711939                           9.1250         71,200.00        100
    PITTMAN             CAROL         9.1250         67,332.50         ZZ
                                      8.6250            426.88         1
                                     12.0000            570.33        114
    ALBANY          GA    31707      11.5000       10/21/96
     7849987                           .0000       12/01/96            00
    0800770331                         .0000       11/01/26            0
    0                                 2.8750       11/01/97        11/01/01
    Q72/W60                           2.3750       12/01/97        12/01/01
      45                               .0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3711960                           9.0000         45,500.00        100
    HAYNES              GANZO         9.0000         41,553.43         ZZ
                                      8.5000            272.80         1
                                     12.0000            353.55        127
    OPALOCKA        FL    33054      11.5000       10/11/95
     7862188                           .0000       12/01/95            00
    0800770786                         .0000       11/01/25            0
    0                                 2.7500       11/01/96        11/01/01
    Q72/W60                           2.2500       12/01/96        12/01/01
      45                               .0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3711967                           7.0000        103,650.00        100
    BUSH                SUZANNE       7.0000         94,880.53         ZZ
                                      6.5000            621.44         1
                                     12.0000            681.69        116
    DALLAS          TX    75252      11.5000       05/19/95
     7862220                           .0000       07/01/95            00
    0800770950                         .0000       06/01/25            0
    0                                 2.8750       06/01/96        06/01/02
    Q72/W60                           2.3750       07/01/96        07/01/02
      45                               .0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3711981                           7.0000        126,000.00        100
    FOSTER              VANESSA       7.0000        119,717.27         ZZ
                                      6.5000            755.44         1
                                     12.0000            848.18        111
    SAN ANTONIO     TX    78250      11.5000       07/02/96
     7862287                           .0000       09/01/96            00
    0800771164                         .0000       08/01/26            0
    0                                 2.8750       08/01/97        08/01/02
    Q72/W60                           2.3750       09/01/97        09/01/02
      45                               .0000          .0000           .0000
    A                                 7.0000           12             12
1


      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3712134                          12.1250         75,900.00        100
    ADAIR               CHRIS        12.1250         74,794.36         ZZ
                                     11.6250            662.71         1
                                     16.9400            792.44         80
    HIRAM           GA    30141      16.4400       11/14/97
    7864861                           9.9400       01/01/98            00
    0899016307                        9.4400       12/01/27            0
    0                                 6.9500       12/01/99        12/01/01
    Q72/W60                           6.4500       01/01/00        01/01/02
      25                               .0000          .0000           .0000
    A                                12.9400            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3992640                          11.6500        441,000.00        100
    BAYOUTH             JON          11.6500        439,120.35         ZZ
                                     11.2750          4,417.73         1
                                     17.6500          4,417.73         90
    LOMITA          CA    90717      17.2750       08/28/00
    0432561967                         .0000       10/01/00            23
    800531597                          .0000       09/01/30            0
    0                                 6.8100       09/01/02        09/01/02
    183/U57                           6.4350       10/01/02        10/01/02
      25                             11.6500          .0000           .0000
    A                                14.6500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4007937                          13.6500         32,000.00        100
    EASTHAM             RAYMOND      13.6500         31,676.51         ZZ
                                     13.1500            320.56         1
                                     18.6500            370.16         60
    FLINT           MI    48506      18.1500       06/11/98
    7864440                          11.6500       07/16/98            00
    0899015200                       11.1500       06/16/28            0
    0                                 8.8500       12/16/98        12/16/01
1


    Q72/W60                           8.3500       01/16/99        01/16/02
      25                               .0000          .0000           .0000
    A                                  .0000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4040919                          13.5000         39,750.00        100
    DOUGLAS             JUNE         13.5000         39,343.28         ZZ
                                     13.0000            455.30         1
                                     19.5000            455.30         60
    DUNN            NC    28334      19.0000       04/19/00
    0001734946                         .0000       06/01/00            00
    57601414                           .0000       05/01/30            0
    0                                 5.7500       05/01/02        05/01/02
    Q72/W10                           5.2500       06/01/02        06/01/02
      25                             13.5000          .0000           .0000
    A                                15.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4040957                          15.7500         34,800.00        100
    ORBIK               FRANK        15.7500         34,681.84         ZZ
                                     15.2500            460.97         2
                                     21.7500            460.97         60
    ANDERSON        IN    46013      21.2500       09/13/99
    0001735323                       15.7500       11/01/99            00
    58603475                         15.2500       10/01/29            0
    0                                 7.1200       10/01/02        10/01/02
    Q72/W10                           6.6200       11/01/02        11/01/02
      25                             15.7500          .0000           .0000
    A                                18.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4046898                           9.8500         66,020.00        100
    TIPTON              RUSSELL       9.8500         63,893.01         ZZ
                                      9.3500            524.10         1
                                     15.8500            571.52         80
    CINCINATTI      OH    45212      15.3500       08/31/98
1


    0001742105                        8.8500       10/04/98            00
    0040374159                        8.3500       09/04/28            0
    0                                 5.5000       09/04/00        03/04/02
    Q72/W10                           5.0000       10/04/00        04/04/02
      25                              8.8500          .0000           .0000
    A                                11.8500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4046903                           9.7500        104,000.00        100
    SMITH               WILLIAM       9.7500        100,560.02         ZZ
                                      9.2500            799.68         1
                                     15.5000            892.11         80
    DECATUR         GA    30032      15.0000       08/18/98
    0001742196                        8.5000       10/01/98            00
    0040377491                        8.0000       09/01/28            0
    0                                 6.0000       09/01/00        03/01/02
    Q72/W10                           5.5000       10/01/00        04/01/02
      25                              8.5000          .0000           .0000
    A                                11.5000            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4046915                          11.1000         77,350.00        100
    CAIN                HUBERT       11.1000         75,702.20         ZZ
                                     10.6000            742.48         1
                                     18.1000            737.36         85
    LAWRENCEVILLE   GA    30045      17.6000       07/01/98
    0001742253                       11.1000       08/01/98            00
    0040379109                       10.6000       07/01/28            0
    0                                 6.6000       07/01/00        01/01/02
    Q72/W10                           6.1000       08/01/00        02/01/02
      25                             11.1000          .0000           .0000
    A                                14.1000            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4046970                          14.9500         52,650.00        100
    HILLIARD            MARVIN       14.9500         51,230.02         ZZ
1


                                     14.4500            539.54         1
                                     18.9500            661.13         78
    BATTLEBORO      NC    27809      18.4500       08/24/98
    0001742980                       11.9500       09/24/98            00
    0040389082                       11.4500       08/24/28            0
    0                                 9.6000       08/24/00        02/24/02
    Q72/W10                           9.1000       09/24/00        03/24/02
      25                             11.9500          .0000           .0000
    A                                14.9500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    4047029                          11.2500         85,500.00        100
    BLADES              LINDA        11.2500         84,001.09         ZZ
                                     10.7500            731.44         1
                                     16.7000            827.77         80
    SUNRISE         FL    33323      16.2000       10/05/98
    0001743640                        9.7000       11/01/98            00
    0040396533                        9.2000       10/01/28            0
    0                                 6.0000       10/01/00        04/01/02
    Q72/W10                           5.5000       11/01/00        05/01/02
      45                              9.7000          .0000           .0000
    A                                11.7000            6              6
      360                               R            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    4047167                          10.7500         66,000.00        100
    AUBERZINSKI         ALVIN        10.7500         64,949.78         ZZ
                                     10.2500            616.10         1
                                     16.7500            616.10         83
    VINELAND        NJ    08360      16.2500       07/21/98
    0001746148                       10.7500       09/01/98            00
    0081416513                       10.2500       08/01/28            0
    0                                 6.4000       08/01/02        08/01/02
    Q72/W10                           5.9000       09/01/02        09/01/02
       5                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               9B           1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4047181                          10.0500        103,200.00        100
    CLARK               RUTH         10.0500        101,431.74         ZZ
                                      9.5500            909.47         1
                                     16.0500            909.47         80
    WASHINGTON C.H  OH    43160      15.5500       11/04/98
    0001747880                       10.0500       01/01/99            00
    0083627190                        9.5500       12/01/28            0
    0                                 6.4000       12/01/02        12/01/02
    Q72/W10                           5.9000       01/01/03        01/01/03
       5                             10.0500          .0000           .0000
    A                                13.0500            6              6
      360                               9B           1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4047280                          10.2500         94,200.00        100
    KARRY               WESLEY       10.2500         92,906.24         ZZ
                                      9.7500            844.13         1
                                     16.2500            844.13         82
    ALLYN           WA    98524      15.7500       04/14/99
    0001748391                       10.2500       06/01/99            00
    0084631290                        9.7500       05/01/29            0
    0                                 6.2500       05/01/03        05/01/03
    Q72/W10                           5.7500       06/01/03        06/01/03
       5                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               9B           1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    4047443                           9.8000         41,600.00        100
    MASON               ANN           9.8000         40,823.75         ZZ
                                      9.3000            358.94         1
                                     15.8000            358.94         80
    MIAMI BCH       FL    33139      15.3000       10/02/98
    0001746643                        9.8000       12/01/98            00
    0082127846                        9.3000       11/01/28            0
    0                                 6.2500       11/01/02        11/01/02
    Q72/W10                           5.7500       12/01/02        12/01/02
       5                              9.8000          .0000           .0000
    A                                12.8000            6              6
      360                               9B           1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
1


        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4047495                           9.4000         56,300.00        100
    SMITH               JAMES         9.4000         54,127.08         ZZ
                                      8.9000            469.30         1
                                     15.4000            469.30         57
    FRANKLIN        PA    16323      14.9000       12/14/99
    0001745868                        9.4000       02/01/00            00
    0080882038                        8.9000       01/01/30            0
    0                                 6.4000       01/01/04        01/01/04
    Q72/W10                           5.9000       02/01/04        02/01/04
       5                              9.4000          .0000           .0000
    A                                12.4000            6              6
      360                               9B           1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4047505                          10.1000         73,600.00        100
    WELCH               JOHN         10.1000         72,351.38         ZZ
                                      9.6000            651.34         1
                                     16.1000            651.34         80
    LAWSONVILLE     NC    27022      15.6000       11/24/98
    0001739994                       10.1000       01/01/99            00
    0190617175                        9.6000       12/01/28            0
    0                                 5.9500       12/01/02        12/01/02
    Q72/W10                           5.4500       01/01/03        01/01/03
       5                             10.1000          .0000           .0000
    A                                13.1000            6              6
      360                               9B           1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4053525                          10.4000         80,000.00        100
    CHAMBERS            DOROTHY      10.4000         78,934.13         ZZ
                                      9.9000            725.82         1
                                     16.4000            725.82         80
    WEST HAVEN      CT    06516      15.9000       04/05/99
    0001745744                       10.4000       06/01/99            00
    0080727670                        9.9000       05/01/29            0
    0                                 6.2500       05/01/03        05/01/03
    Q72/W10                           5.7500       06/01/03        06/01/03
       5                             10.4000          .0000           .0000
    A                                13.4000            6              6
1


      360                               9B           1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4053601                           9.5000         78,200.00        100
    ARREGUIN            LINDA         9.5000         76,604.96         ZZ
                                      9.0000            657.55         1
                                     15.5000            657.55         83
    WATERVILLE      WA    98858      15.0000       09/25/98
    0001749514                        9.5000       11/01/98            00
    0088919386                        9.0000       10/01/28            0
    0                                 6.1000       10/01/02        10/01/02
    Q72/W10                           5.6000       11/01/02        11/01/02
       5                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               9B           1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4053847                          10.7500        106,250.00        100
    KING                BYRON        10.7500        104,625.56         ZZ
                                     10.2500            961.99         1
                                     17.3750            992.97         83
    HOUSTON         TX    77004      16.8750       08/13/98
    0001742857                       10.3750       10/01/98            00
    0040387078                        9.8750       09/01/28            0
    0                                 7.0000       09/01/00        03/01/02
    Q72/W10                           6.5000       10/01/00        04/01/02
      25                             10.3750          .0000           .0000
    A                                13.3750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4053848                          10.0000        104,000.00        100
    CAMPBELL            NATHANIEL    10.0000        100,907.02         ZZ
                                      9.5000            912.67         1
                                     17.0000            913.90         80
    BELLWOOD        IL    60104      16.5000       07/23/98
    0001742923                       10.0000       09/01/98            00
    0040388092                        9.5000       08/01/28            0
    0                                 6.5000       08/01/00        02/01/02
1


    Q72/W10                           6.0000       09/01/00        03/01/02
      25                             10.0000          .0000           .0000
    A                                13.0000            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4053855                          14.2500         64,175.00        100
    HARRIS              LAVERNE      14.2500         62,421.56         ZZ
                                     13.7500            623.31         1
                                     18.2500            769.77         85
    RUTHVILLE       VA    23147      17.7500       09/30/98
    0001743350                       11.2500       11/05/98            00
    0040392342                       10.7500       10/05/28            0
    0                                 8.1000       10/05/00        04/05/02
    Q72/W10                           7.6000       11/05/00        05/05/02
      25                             11.2500          .0000           .0000
    A                                14.2500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4053904                           9.7000        140,250.00        100
    BOYD                STANLEY       9.7000        138,425.90         ZZ
                                      9.2000          1,199.82         1
                                     15.7000          1,199.82         85
    FAIRVIEW HEIGH  IL    62208      15.2000       08/27/99
    0001747427                        9.7000       10/01/99            00
    0083076976                        9.2000       09/01/29            0
    0                                 6.1000       09/01/03        09/01/03
    Q72/W10                           5.6000       10/01/03        10/01/03
       5                              9.7000          .0000           .0000
    A                                12.7000            6              6
      360                               9B           1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4056099                          10.8000         93,600.00        100
    TURNER              GERALD       10.8000         92,697.76         ZZ
                                     10.3000            877.26         1
                                     16.8000            877.26         80
    GREENSBORO      NC    27405      16.3000       10/22/99
1


    0001749449                       10.8000       12/01/99            00
    0088740378                       10.3000       11/01/29            0
    0                                 6.6500       11/01/03        11/01/03
    Q72/W10                           6.1500       12/01/03        12/01/03
       5                             10.8000          .0000           .0000
    A                                13.8000            6              6
      360                               9B           1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4056159                           9.4000         39,900.00        100
    AVINGER             JERRY         9.4000         39,444.47         ZZ
                                      8.9000            332.59         1
                                     15.4000            332.59         70
    DETROIT         MI    48204      14.9000       12/13/99
    0001738665                        9.4000       02/01/00            00
    0103442216                        8.9000       01/01/30            0
    0                                 6.4000       01/01/04        01/01/04
    Q72/W10                           5.9000       02/01/04        02/01/04
       5                              9.4000          .0000           .0000
    A                                12.4000            6              6
      360                               9B           1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4142536                           9.5000         72,000.00        100
    GONZALEZ            SANDRA        9.5000         71,398.35         ZZ
                                      9.0000            605.42         1
                                     15.5000            605.42         80
    NORTH MIAMI     FL    33167      15.0000       05/17/00
    0001763366                        9.5000       07/01/00            00
    2701613                           9.0000       06/01/30            0
    0                                 4.6250       06/01/02        06/01/02
    Q72/W10                           4.1250       07/01/02        07/01/02
      25                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4142539                          14.3750         37,800.00        100
    HORTON              HENRY        14.3750         37,650.14         ZZ
1


                                     13.8750            459.13         1
                                     20.3750            459.13         60
    CHICAGO         IL    60636      19.8750       12/10/99
    0001763473                       14.3750       02/01/00            00
    3699899                          13.8750       01/01/30            0
    0                                 8.2500       01/01/02        01/01/02
    Q72/W10                           7.7500       02/01/02        02/01/02
      25                             14.3750          .0000           .0000
    A                                17.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4142680                           9.9900         73,800.00        100
    FREDERICK           KENNETH       9.9900         73,242.41         ZZ
                                      9.4900            647.11         1
                                     15.9900            647.11         90
    AURORA          CO    80014      15.4900       05/26/00
    0001763051                        9.9900       07/01/00            00
    0604355619                        9.4900       06/01/30            0
    0                                 5.6900       06/01/02        06/01/02
    Q72/W10                           5.1900       07/01/02        07/01/02
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4148268                          11.9900        116,000.00        100
    BRIDGEWATER         THOMAS       11.9900        115,347.55         ZZ
                                     11.4900          1,192.30         1
                                     17.9900          1,192.30         80
    DESOTO          MO    63020      17.4900       04/28/00
    0001757293                       11.9900       05/28/00            00
    2210 00040286 5                  11.4900       04/28/30            0
    0                                 7.6400       04/28/02        04/28/02
    Q72/W10                           7.1400       05/28/02        05/28/02
      25                             11.9900          .0000           .0000
    A                                14.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4156261                          11.5000        101,500.00        100
    RHODES              DERRICK      11.5000        101,196.25         ZZ
                                     11.0000          1,005.15         1
                                     17.5000          1,005.15         70
    DURHAM          NC    27712      17.0000       12/21/00
    0432508216                       11.5000       02/01/01            00
    0101503704                       11.0000       01/01/31            0
    0                                 7.2500       01/01/03        01/01/03
    Q64/U57                           6.7500       02/01/03        02/01/03
      25                             11.5000          .0000           .0000
    A                                14.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4156447                           6.8750        150,000.00        100
    COLE                PAMELA        6.8750        141,888.02         ZZ
                                      6.3750          1,247.62         1
                                     15.3750          1,260.88         55
    SHREWSBURY      MA    01545      14.8750       09/30/86
    0001758556                        3.3750       11/01/86            00
    3603628                           2.8750       10/01/16            0
    0                                 2.7500       10/01/89        10/01/04
    Q72/W10                           2.2500       11/01/89        11/01/04
      45                              6.3750          .0000           .0000
    A                                12.3750           36             36
      360                               3            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       6.0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4156473                          10.9500        141,950.00        100
    BOONE               GERONALD     10.9500        137,743.89         ZZ
                                     10.4500          1,346.46         1
                                     17.9500          1,347.55         85
    SOUTHFIELD      MI    48076      17.4500       07/25/96
    0001758812                       10.9500       09/01/96            00
    3786688                          10.4500       08/01/26            0
    0                                 5.2500       08/01/98        02/01/02
    Q72/W10                           4.7500       09/01/98        03/01/02
      45                             10.9500          .0000           .0000
    A                                13.9500            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4156507                          10.5500         65,100.00        100
    CARTER              JERRI        10.5500         64,159.28         ZZ
                                     10.0500            597.93         1
                                     17.5500            597.93         70
    FESTUS          MO    63028      17.0500       01/08/99
    0001759158                       10.5500       03/01/99            00
    3806577                          10.0500       02/01/29            0
    0                                 6.2500       02/01/02        02/01/02
    Q72/W10                           5.7500       03/01/02        03/01/02
      45                             10.5500          .0000           .0000
    A                                12.5500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4156529                           7.5000         50,000.00        100
    MILLIKAN            JERRY         7.5000         46,479.75         ZZ
                                      7.0000            299.78         1
                                     12.0000            351.49         67
    PONTIAC         MI    48340      11.5000       04/13/95
    0001759372                        4.0000       06/01/95            00
    3846466                           3.5000       05/01/25            0
    0                                 3.0000       05/01/96        05/01/02
    Q72/W10                           2.5000       06/01/96        06/01/02
      45                              4.0000          .0000           .0000
    A                                 8.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4156543                          12.5000         93,500.00        100
    JOHNSON             EUGENE       12.5000         91,902.63         ZZ
                                     12.0000            952.77         1
                                     17.8750            998.70         90
    CENTERVILLE     IL    62207      17.3750       02/27/98
    0001759513                       11.8750       04/01/98            00
    3865136                          11.3750       03/01/28            0
    0                                 7.6250       03/01/00        03/01/02
    Q72/W10                           7.1250       04/01/00        04/01/02
      25                             11.8750          .0000           .0000
    A                                14.8750            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4156649                          11.0000         76,959.00        100
    LOWRANCE            EDWARD       11.0000         76,126.01         ZZ
                                     10.5000            732.90         1
                                     18.0000            732.90         66
    MEMPHIS         TN    38111      17.5000       06/10/99
    0001760578                       11.0000       08/01/99            00
    3998150                          10.5000       07/01/29            0
    0                                 7.2500       07/01/01        01/01/02
    Q72/W10                           6.7500       08/01/01        02/01/02
      45                               .0000          .0000           .0000
    A                                  .0000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4156653                          11.1250        558,750.00        100
    COOPER              THOMAS       11.1250        548,340.07         ZZ
                                     10.6250          4,749.32         1
                                     16.1250          5,358.06         75
    BONITA          CA    91902      15.6250       07/09/98
    0001760610                        9.6250       09/01/98            00
    9413063                           9.1250       08/01/28            0
    0                                 6.3750       08/01/00        02/01/02
    Q72/W10                           5.8750       09/01/00        03/01/02
      25                              9.6250          .0000           .0000
    A                                11.1250            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4176799                          10.1800         61,425.00        100
    EVERHARDT           TROY         10.1800         59,724.68         ZZ
                                      9.6800            547.24         1
                                     17.1800            547.24         74
    RIVERVIEW       FL    33569      16.6800       05/21/97
    7851520                          10.1800       07/01/97            00
    0899008163                        9.6800       06/01/27            0
    0                                 5.7000       06/01/99        12/01/01
1


    Q72/W60                           5.2000       07/01/99        01/01/02
      25                             10.1800          .0000           .0000
    A                                13.1800            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4176927                          13.7500         18,900.00        100
    TAYLOR              PAUL         13.7500         18,733.09         ZZ
                                     13.2500            220.21         1
                                     19.7500            220.21         60
    JACKSON         MS    39209      19.2500       08/21/98
    7862899                          13.7500       10/01/98            00
    0899001820                       13.2500       09/01/28            0
    0                                 7.1250       09/01/01        03/01/02
    Q72/W60                           6.6250       10/01/01        04/01/02
      45                             13.7500          .0000           .0000
    A                                16.7500            6              6
      360                               9            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4291283                          11.5000         26,250.00        100
    CAIN                PAUL         11.5000         25,795.10         ZZ
                                     11.0000            256.96         1
                                     17.3500            260.02         75
    MILWAUKEE       WI    53206      16.8500       11/26/97
     7860679                         11.3500       01/01/98            00
    8005820                          10.8500       12/01/27            0
    0                                 6.5000       06/01/98        12/01/01
    Q72/W60                           6.0000       07/01/98        01/01/02
      25                             11.3500          .0000           .0000
    A                                12.3500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4291289                           6.3750        130,266.00        100
    PANAMENO            WILFREDO      6.3750        124,769.07         ZZ
                                      5.8750            823.37         1
                                     11.5000            820.81        100
    LOS ANGELES     CA    91331      11.0000       08/21/97
1


    7859879                           1.5000       10/01/97            00
    8009375                           1.0000       09/01/27            0
    0                                 2.7500       01/01/99        01/01/02
    Q72/W60                           2.2500       02/01/99        02/01/02
      30                              5.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4291296                          12.1250         81,000.00        100
    WATSON              CHARLES      12.1250         79,980.87         ZZ
                                     11.6250            832.55         1
                                     18.9900            841.87         60
    SUMNER          WA    98390      18.4900       05/29/98
    7849383                          11.9900       07/01/98            00
    8010374                          11.4900       06/01/28            0
    0                                 7.8900       06/01/01        12/01/01
    Q72/W60                           7.3900       07/01/01        01/01/02
      25                             11.9900          .0000           .0000
    A                                14.9900            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4291343                          11.0000         54,400.00        100
    BULLARD             WILLIAM      11.0000         53,495.74         ZZ
                                     10.5000            518.06         1
                                     17.0000            518.06         80
    RIVIERA BCH     FL    33404      16.5000       08/17/98
    7851116                          11.0000       10/01/98            00
    8029569                          10.5000       09/01/28            0
    0                                 7.1250       09/01/01        03/01/02
    Q72/W60                           6.6250       10/01/01        04/01/02
      45                             11.0000          .0000           .0000
    A                                14.0000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4347884                          10.2500        194,400.00        100
    CASTRO              MARCOS       10.2500        193,728.00         ZZ
1


                                      9.7500          1,742.02         3
                                     17.2500          1,742.02         80
    LOS ANGELES     CA    90059      16.7500       12/29/00
    0432610087                       10.2500       03/01/01            00
    0001755388                        9.7500       02/01/31            0
    0                                 6.0000       02/01/03        02/01/03
    737/U57                           5.5000       03/01/03        03/01/03
      45                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               R            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4378890                          13.5400        102,400.00        100
    MAASER              KATHY        13.5400        102,204.90         ZZ
                                     13.0400          1,176.13         1
                                     20.5400          1,176.13         80
    MANALAPAN       NJ    07726      20.0400       12/21/00
    0432649374                       13.5400       02/01/01            00
    56569                            13.0400       01/01/31            0
    0                                 8.0000       01/01/04        01/01/04
    K60/U57                           7.5000       02/01/04        02/01/04
      25                             13.5400          .0000           .0000
    A                                16.5400            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4378891                          11.6900         71,100.00        100
    JORDAN              BRIAN        11.6900         70,896.10         ZZ
                                     11.0650            714.42         1
                                     18.6900            714.42         90
    LANCASTER       OH    43130      18.0650       12/07/00
    0432649390                       11.6900       02/01/01            23
    56656                            11.0650       01/01/31            0
    0                                 7.8400       01/01/04        01/01/04
    K60/U57                           7.2150       02/01/04        02/01/04
      25                             11.6900          .0000           .0000
    A                                14.6900            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4384660                           9.6500         43,575.00        100
    MARTZ               RALPH         9.6500         43,068.50         ZZ
                                      9.1500            371.19         1
                                     15.6500            371.19         78
    DAYTON          OH    45403      15.1500       11/17/99
    0432666188                         .0000       01/01/00            00
    800212682                          .0000       12/01/29            0
    0                                 5.0700       12/01/01        12/01/01
    183/U57                           4.5700       01/01/02        01/01/02
      25                              9.6500          .0000           .0000
    A                                12.6500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4457595                          10.6250         78,300.00        100
    FOWLER              TODD         10.6250         78,050.04         ZZ
                                     10.1250            723.57         1
                                     16.6250            723.57         90
    GRAYTOWN        OH    43432      16.1250       01/29/01
    0432654333                       10.6250       03/05/01            23
    5315358                          10.1250       02/05/31            0
    0                                 5.5000       02/05/03        02/05/03
    623/U57                           5.0000       03/05/03        03/05/03
      45                             10.6250          .0000           .0000
    A                                13.6250            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4457620                          10.0000         69,200.00        100
    SCHAARSCHMIDT       ORAN         10.0000         68,947.82         ZZ
                                      9.5000            607.28         1
                                     16.0000            607.28         80
    WEST BRANCH     MI    48661      15.5000       01/23/01
    0432676864                       10.0000       03/15/01            00
    5317356                           9.5000       02/15/31            0
    0                                 5.3750       02/15/03        02/15/03
    623/U56                           4.8750       03/15/03        03/15/03
      45                             10.0000          .0000           .0000
    A                                13.0000            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4457672                          11.5500         49,300.00        100
    KELLY               MICHAEL      11.5500         48,636.54         ZZ
                                     11.0500            490.10         4
                                     17.5500            490.10         85
    ALLIANCE        OH    44601      17.0500       01/30/01
    0432677201                       11.5500       03/01/01            23
    5320482                          11.0500       02/01/31            0
    0                                 7.8000       02/01/03        02/01/03
    623/U57                           7.3000       03/01/03        03/01/03
      45                             11.5500          .0000           .0000
    A                                14.5500            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4459472                          11.0820         61,600.00        100
    ANDERSON            MATTIE       11.0820         61,351.43         ZZ
                                     10.7070            590.45         3
                                     17.0820            590.45         80
    CLEVELAND       OH    44103      16.7070       10/06/00
    0432655215                       11.0820       12/01/00            00
    28705301994                      10.7070       11/01/30            0
    0                                 6.3420       11/01/02        11/01/02
    K15/U57                           5.9670       12/01/02        12/01/02
      25                             11.0820          .0000           .0000
    A                                14.0820            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4463657                          11.0000         97,500.00        100
    LAWTON              ANTHONY      11.0000         96,983.14         ZZ
                                     10.5000            928.52         1
                                     17.0000            928.52         75
    DECATUR         GA    30032      16.5000       07/25/00
    0432644284                       11.0000       09/01/00            00
    0017250796                       10.5000       08/01/30            0
    0                                 7.1000       08/01/02        08/01/02
    936/U56                           6.6000       09/01/02        09/01/02
      45                             11.0000          .0000           .0000
    A                                13.0000            6              6
1


      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4463664                          10.9990         90,000.00        100
    HILL                MARCUS       10.9990         89,299.16         ZZ
                                     10.4990            857.02         1
                                     16.9990            857.02         75
    NEWARK          NJ    07106      16.4990       07/06/00
    0432644359                       10.9990       09/01/00            00
    0017324468                       10.4990       08/01/30            0
    0                                 6.5000       08/01/02        08/01/02
    936/U56                           6.0000       09/01/02        09/01/02
      45                             10.9990          .0000           .0000
    A                                12.9990            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4463670                          10.2500         49,000.00        100
    MADISON             BETTY        10.2500         48,678.96         ZZ
                                      9.7500            439.09         1
                                     16.2500            439.09         70
    MUSKEGON        MI    49441      15.7500       08/17/00
    0432644417                       10.2500       10/01/00            00
    0017471160                        9.7500       09/01/30            0
    0                                 6.5000       09/01/02        09/01/02
    936/U56                           6.0000       10/01/02        10/01/02
      45                             10.2500          .0000           .0000
    A                                12.2500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4463700                           9.4000        116,000.00        100
    KACHEL              PETER         9.4000        115,269.80         ZZ
                                      8.9000            966.94         1
                                     15.4000            966.94         64
    JERSEY CITY     NJ    07305      14.9000       09/19/00
    0432644698                        9.4000       11/01/00            00
    0018174037                        8.9000       10/01/30            0
    0                                 6.5000       10/01/02        10/01/02
1


    936/U56                           6.0000       11/01/02        11/01/02
      45                              9.4000          .0000           .0000
    A                                11.4000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4464439                          10.9900        144,000.00        100
    BARKER              JESSE        10.9900        143,463.67         ZZ
                                     10.4900          1,370.26         1
                                     16.9900          1,370.26         80
    LONGVIEW        WA    98632      16.4900       11/21/00
    0432662443                       10.9900       01/01/01            00
    10003469                         10.4900       12/01/30            0
    0                                 6.7500       12/01/02        12/01/02
    U74/U56                           6.2500       01/01/03        01/01/03
      45                             10.9900          .0000           .0000
    A                                13.9900            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4467648                           9.9900        276,800.00        100
    HORAN               RITCHIE       9.9900        275,789.24         ZZ
                                      9.4900          2,427.07         1
                                     15.9900          2,427.07         80
    ORTING          WA    98360      15.4900       01/08/01
    0432666725                        9.9900       03/01/01            00
    10003517                          9.4900       02/01/31            0
    0                                 6.9500       02/01/03        02/01/03
    U74/U56                           6.4500       03/01/03        03/01/03
      45                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4472998                          12.2500         89,600.00        100
    WILSON              LARRY        12.2500         89,292.05         ZZ
                                     11.7500            938.92         3
                                     19.2500            938.92         71
    FRANKFORT       KY    40601      18.7500       09/15/00
1


    0432649952                       12.2500       11/01/00            00
    2841031                          11.7500       10/01/30            0
    0                                 7.9500       10/01/02        10/01/02
    A38/U57                           7.4500       11/01/02        11/01/02
      25                             12.2500          .0000           .0000
    A                                15.2500            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4489745                          10.4200         62,250.00        100
    FRYE                HARRY        10.4200         61,988.22         ZZ
                                      9.9200            565.71         1
                                     16.4200            565.71         75
    CARTHAGE        NC    28327      15.9200       12/01/00
    0432656429                       10.4200       01/01/01            00
    2012953                           9.9200       12/01/30            0
    0                                 4.9500       12/01/02        12/01/02
    K10/U57                           4.4500       01/01/03        01/01/03
      25                             10.4200          .0000           .0000
    A                                13.4200            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    4489747                          10.5000         74,400.00        100
    GLASS               ANTHONY      10.5000         74,042.00         ZZ
                                     10.0000            680.57         1
                                     16.5000            680.57         80
    MILWAUKEE       WI    53210      16.0000       11/22/00
    0432656361                       10.5000       01/01/01            00
    2012958                          10.0000       12/01/30            0
    0                                 6.4450       12/01/02        12/01/02
    K10/U57                           5.9450       01/01/03        01/01/03
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4489752                          12.0400         54,000.00        100
    CHADWICK            DOUGLAS      12.0400         53,856.44         ZZ
1


                                     11.5400            557.12         1
                                     18.0400            557.12         75
    TOLEDO          OH    43615      17.5400       12/28/00
    0432656437                       12.0400       02/01/01            00
    2012970                          11.5400       01/01/31            0
    0                                 7.1500       01/01/03        01/01/03
    K10/U57                           6.6500       02/01/03        02/01/03
      25                             12.0400          .0000           .0000
    A                                15.0400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4489753                          10.0500         58,500.00        100
    CHURCH              CHARLES      10.0500         58,231.71         ZZ
                                      9.5500            515.55         1
                                     16.0500            515.55         69
    MATTHEWS        IN    46957      15.5500       11/24/00
    0432655900                       10.0500       01/01/01            00
    2012974                           9.5500       12/01/30            0
    0                                 5.7000       12/01/03        12/01/03
    K10/U57                           5.2000       01/01/04        01/01/04
      25                             10.0500          .0000           .0000
    A                                13.0500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4489754                          11.5400        133,500.00        100
    FREECHACK           JAMES        11.5400        133,104.36         ZZ
                                     11.0400          1,326.12         1
                                     17.5400          1,326.12         75
    AURORA          OH    44202      17.0400       12/08/00
    0432655876                       11.5400       02/01/01            00
    2012977                          11.0400       01/01/31            0
    0                                 6.4000       01/01/03        01/01/03
    K10/U57                           5.9000       02/01/03        02/01/03
      25                             11.5400          .0000           .0000
    A                                14.5400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4489758                          11.8000         67,150.00        100
    HERNANDEZ           JESUS        11.8000         66,961.89         ZZ
                                     11.3000            680.40         1
                                     17.8000            680.40         85
    SAN ANTONIO     TX    78216      17.3000       12/22/00
    0432655975                       11.8000       02/01/01            23
    2012995                          11.3000       01/01/31            0
    0                                 7.2500       01/01/03        01/01/03
    K10/U57                           6.7500       02/01/03        02/01/03
      25                             11.8000          .0000           .0000
    A                                14.8000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4504095                          12.9900         86,250.00        100
    HAFFNER             MARK         12.9900         85,998.08         ZZ
                                     12.4900            953.43         1
                                     19.9900            953.43         75
    MARANA          AZ    85653      19.4900       09/05/00
    0432663763                       12.9900       11/01/00            00
    M0017133                         12.4900       10/01/30            0
    0                                 7.3750       10/01/03        10/01/03
    E63/U57                           6.8750       11/01/03        11/01/03
      45                             12.9900          .0000           .0000
    A                                15.9900            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4504100                           9.7500         64,000.00        100
    SPENCER             WINFRED       9.7500         63,690.24         ZZ
                                      9.2500            549.86         1
                                     16.7500            549.86         80
    PATRICK SPRING  VA    24133      16.2500       11/17/00
    0432663813                        9.7500       01/01/01            00
    M0022137                          9.2500       12/01/30            0
    0                                 5.7500       12/01/03        12/01/03
    E63/U57                           5.2500       01/01/04        01/01/04
      45                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4504415                          11.9000         52,000.00        100
    RAINER              MINNIE       11.9000         51,824.11         ZZ
                                     11.1500            530.88         2
                                     17.9000            530.88         80
    DETROIT         MI    48204      17.1500       10/26/00
    0432660801                       11.9000       12/01/00            00
    2002876                          11.1500       11/01/30            0
    0                                 7.0500       11/01/03        11/01/03
    K10/U57                           6.3000       12/01/03        12/01/03
      25                             11.9000          .0000           .0000
    A                                14.9000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4504416                          10.5900         97,750.00        100
    PANTOJA             WILIVALDO    10.5900         97,179.29         ZZ
                                     10.0900            900.75         1
                                     16.5900            900.75         85
    JOLIET          IL    60432      16.0900       08/25/00
    0432660843                       10.5900       10/01/00            23
    2002900                          10.0900       09/01/30            0
    0                                 6.0000       09/01/02        09/01/02
    K10/U57                           5.5000       10/01/02        10/01/02
      25                             10.5900          .0000           .0000
    A                                13.5900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4504417                          10.3500         52,200.00        100
    THOMPSON            DEMARRIS     10.3500         52,000.40         ZZ
                                      9.4750            471.65         2
                                     16.3500            471.65         54
    DETROIT         MI    48224      15.4750       12/26/00
    0432659696                       10.3500       02/01/01            00
    2012968                           9.4750       01/01/31            0
    0                                 6.2000       01/01/04        01/01/04
    K10/U57                           5.3250       02/01/04        02/01/04
      25                             10.3500          .0000           .0000
    A                                13.3500            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4517863                          11.1250        201,600.00        100
    CONTE               PENNY        11.1250        200,939.65         ZZ
                                     10.6250          1,938.95         1
                                     17.1250          1,938.95         80
    ROCKWELL        NC    28138      16.6250       12/27/00
    0432674984                       11.1250       02/01/01            00
    23009889                         10.6250       01/01/31            0
    0                                 7.0000       01/01/03        01/01/03
    K83/U57                           6.5000       02/01/03        02/01/03
      25                             11.1250          .0000           .0000
    A                                14.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    4517868                           9.6250         65,600.00        100
    EPPS                LETTIE        9.6250         65,374.18         ZZ
                                      9.1250            557.60         1
                                     15.6250            557.60         80
    SUMTER          SC    29154      15.1250       02/16/01
    0432681245                        9.6250       04/01/01            00
    BC27882                           9.1250       03/01/31            0
    0                                 6.3550       03/01/04        03/01/04
    P87/U57                           5.8550       04/01/04        04/01/04
      25                              9.6250          .0000           .0000
    A                                12.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    4520266                          10.4900        105,000.00        100
    CHHOUR              PAUL         10.4900        104,285.76         ZZ
                                      9.9900            959.70         2
                                     16.4900            959.70         70
    PHILADELPHIA    PA    19104      15.9900       12/14/00
    0432667178                       10.4900       01/14/01            00
    12013374153                       9.9900       12/14/30            0
    0                                 4.9800       12/14/03        12/14/03
1


    Q82/U56                           4.4800       01/14/04        01/14/04
      25                             10.4900          .0000           .0000
    A                                13.4900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4520279                           9.9900         70,200.00        100
    WRIGHT              LARRY         9.9900         69,809.14         ZZ
                                      9.4900            615.54         1
                                     15.9900            615.54         90
    DENNISON        OH    44621      15.4900       09/26/00
    0432667327                        9.9900       11/02/00            23
    8421568653                        9.4900       10/02/30            0
    0                                 5.9900       10/02/02        10/02/02
    Q82/U56                           5.4900       11/02/02        11/02/02
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4533356                          11.6000         51,000.00        100
    GERMANY             DANIEL       11.6000         50,801.36         ZZ
                                     11.1000            508.94         1
                                     17.6000            508.94         75
    DALTON          GA    30721      17.1000       09/20/00
    0432675999                       11.6000       11/01/00            00
    2443                             11.1000       10/01/30            0
    0                                 6.2500       10/01/03        10/01/03
    U74/U56                           5.7500       11/01/03        11/01/03
      10                             11.6000          .0000           .0000
    A                                13.6000            6              6
      360                               9A           1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    4535823                          10.7500         28,500.00        100
    LEJEUNE             DAVID        10.7500         28,059.67         ZZ
                                     10.2500            260.71         2
                                     16.5000            268.32         75
    ROCKFORD        IL    61104      14.1250       01/13/99
1


    7807985                          10.5000       03/01/99            00
    4926604                          10.0000       02/01/29            0
    0                                 6.8750       02/01/01        02/01/02
    Q72/W60                           6.3750       03/01/01        03/01/02
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4535833                          10.2500         74,000.00        100
    BAUCOM              MARVIN       10.2500         73,061.98         ZZ
                                      9.7500            663.12         1
                                     16.2500            663.12         78
    DE LEON         TX    76444      15.7500       06/30/99
    7808082                          10.2500       08/01/99            00
    5056979                           9.7500       07/01/29            0
    0                                 6.0000       07/01/02        07/01/02
    Q72/W60                           5.5000       08/01/02        08/01/02
      45                             10.2500          .0000           .0000
    A                                13.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4536884                          13.5000        110,000.00        100
    LORD                GABRIELLE    13.5000        109,763.78         ZZ
                                     13.0000          1,259.95         1
                                     20.5000          1,259.95         55
    ATLANTA         GA    30349      20.0000       11/24/00
    0432693521                         .0000       01/01/01            00
    9733                               .0000       12/01/30            0
    0                                 8.0000       12/01/02        12/01/02
    P77/U57                           7.5000       01/01/03        01/01/03
      25                             13.5000          .0000           .0000
    A                                16.5000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4542684                          13.0000        140,000.00        100
    REYES               JUAN         13.0000        139,628.14         ZZ
1


                                     12.6250          1,548.68         1
                                     19.0000          1,548.68         67
    VACAVILLE       CA    95688      18.6250       10/31/00
    0432675429                       13.0000       12/01/00            00
    REYES                            12.6250       11/01/30            0
    0                                 8.0000       11/01/02        11/01/02
    Q22/U57                           7.6250       12/01/02        12/01/02
      25                             13.0000          .0000           .0000
    A                                16.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4542803                          12.1000         84,000.00        100
    WEST_SR             WILLIAM      12.1000         83,520.46         ZZ
                                     11.6000            870.51         1
                                     19.1000            870.51         80
    MAGNA           UT    84044      18.6000       09/08/00
    0432689263                       12.1000       11/01/00            00
    SLC1812WEST                      11.6000       10/01/30            0
    0                                 6.5000       10/01/03        10/01/03
    F53/U57                           6.0000       11/01/03        11/01/03
      45                             12.1000          .0000           .0000
    A                                14.1000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4579966                          10.5000        183,700.00        100
    MILLS               IVY          10.5000        181,588.99         ZZ
                                     10.0000          1,554.71         1
                                     15.5750          1,676.65         75
    BRONX           NY    10469      15.0750       08/19/99
    7863491                           7.5750       10/01/99            00
    0899010854                        7.0750       09/01/29            0
    0                                 6.7500       09/01/01        03/01/02
    Q72/W60                           6.2500       10/01/01        04/01/02
      25                              9.5750          .0000           .0000
    A                                12.5750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4580000                           8.8750        113,855.00        100
    POPA                JOHN          8.8750        107,900.47         ZZ
                                      8.3750            796.10         1
                                     12.5000            899.04        100
    EL DORADO       CA    95623      12.0000       06/13/96
    7867021                           2.5000       08/01/96            00
    0899027528                        2.0000       07/01/26            0
    0                                 2.7500       10/01/97        10/01/02
    Q72/W60                           2.2500       11/01/97        11/01/02
      30                              7.5000          .0000           .0000
    A                                 8.5000           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4580002                           8.8700        100,000.00        100
    CLARK               TAVIA         8.8700         89,939.66         ZZ
                                      8.3700            632.07         1
                                     11.5000            754.94         97
    GOLDEN          CO    80403      11.0000       10/30/95
    7867062                           1.5000       12/01/95            00
    0899027577                        1.0000       11/01/25            0
    0                                 2.7500       01/01/97        01/01/02
    Q72/W60                           2.2500       02/01/97        02/01/02
      30                              6.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4580016                          11.6250         53,200.00        100
    STONEBRAKER         DARWIN       11.6250         52,957.30         ZZ
                                     11.1250            531.92         1
                                     18.1250            531.92         70
    RIDGELEY        WV    26753      17.6250       09/18/00
    0001783026                       11.6250       11/01/00            00
    10383918                         11.1250       10/01/30            0
    0                                 6.5000       10/01/02        10/01/02
    Q72/W10                           6.0000       11/01/02        11/01/02
      25                             11.6250          .0000           .0000
    A                                13.1250            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4580062                           9.2500         68,507.00        100
    VEILLEUX            YVAN          9.2500         62,866.52         ZZ
                                      8.7500            479.01         1
                                     12.5000            551.14         98
    LEHIGH ACRE     FL    33936      12.0000       06/08/95
    7861222                           2.5000       08/01/95            00
    8010632                           2.0000       07/01/25            0
    0                                 3.0000       10/01/96        10/01/02
    Q72/W60                           2.5000       11/01/96        11/01/02
      30                              7.5000          .0000           .0000
    A                                 8.5000           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4582458                          10.1250         48,800.00        100
    NUTTER              MICHAEL      10.1250         48,626.78         ZZ
                                      9.6250            432.77         1
                                     16.1250            432.77         82
    DAYTON          TX    77535      15.6250       02/12/01
    0432704450                       10.1250       03/15/01            23
    5320936                           9.6250       02/15/31            0
    0                                 5.5000       02/15/03        02/15/03
    623/U56                           5.0000       03/15/03        03/15/03
      45                             10.1250          .0000           .0000
    A                                13.1250            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4608013                           9.8400        156,000.00        100
    PUTNAM              MICHAEL       9.8400        154,621.16         ZZ
                                      9.3400          1,350.60         1
                                     16.8400          1,350.60         75
    SAGINAW         MI    48603      16.3400       03/14/00
    0432692812                        9.8400       05/01/00            00
    4542802                           9.3400       04/01/30            0
    0                                 6.3500       04/01/03        04/01/03
    F53/U57                           5.8500       05/01/03        05/01/03
      45                              9.8400          .0000           .0000
    A                                11.8400            6              6
1


      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4611710                           6.7500        219,450.00        100
    MIYASHIRO           AUDREY        6.7500        195,511.70         ZZ
                                      6.2500          1,420.86         1
                                     11.7500          1,420.86         95
    KAPOLEI         HI    96707      11.2500       04/05/99
    7852965                            .0000       05/01/99            10
    048969-7                           .0000       12/01/24           25
    0                                 2.5000       04/01/04        04/01/04
    Q72/W60                           2.0000       05/01/04        05/01/04
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      308                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          11/21/95
        .0000                           01             0           11/21/99
                                        O             .0000


    4611712                           6.3750        189,000.00        100
    PERREIRA            NICKY         6.3750        175,901.46         ZZ
                                      5.8750          1,179.12         1
                                     12.3750          1,193.58         95
    WAIANAE         HI    96792      11.8750       09/21/95
    7852981                            .0000       11/01/95            10
    051307-5                           .0000       10/01/25           30
    0                                 2.8750       10/01/98        10/01/02
    Q72/W60                           2.3750       11/01/98        11/01/02
      45                              6.3750          .0000           .0000
    A                                 8.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4648699                           9.7400         60,800.00        100
    STEVENS_JR          SHANE         9.7400         60,596.15         ZZ
                                      9.2400            521.92         1
                                     16.7400            521.91         80
    DUNNELLON       FL    34434      16.2400       02/28/01
    0432713592                         .0000       04/05/01            00
    595407377                          .0000       03/05/31            0
    0                                 7.6900       03/01/04        03/01/04
1


    W02/U56                           7.1900       04/01/04        04/01/04
      25                              9.7400          .0000           .0000
    A                                12.7400            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4658393                           7.1250         76,100.00        120
    OHLINGER            JOHN          7.1250         73,183.85         ZZ
                                      6.6250            543.46         1
                                     14.9500            505.04         77
    FLEETWOOD       PA    19522      14.4500       12/27/89
    7853286                           4.9500       02/01/90            00
    100000071                         4.0000       01/01/30            0
    0                                 2.9500       08/01/90        08/01/02
    Q72/W60                           2.4500       09/01/90        09/01/06
      45                              8.2500        10.0000           .0000
    A                                10.2500           12             60
      480                               1            2.0000          2.0000
       6.7000                           S              N              .1250
        .0000                           S              N              .1250
       3.3000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4658395                           8.5000         72,000.00        110
    COUGHLAN            KEVIN         8.5000         51,592.20         ZZ
                                      8.0000            540.92         1
                                     14.2500            478.89         96
    KENNETT SQUARE  PA    19348      13.7500       12/29/87
    7853302                           4.9500       02/01/88            00
    100000086                         4.4500       01/01/18            0
    0                                 3.0000       01/01/89        01/01/02
    Q72/W60                           2.5000       01/01/98        01/01/03
      45                              8.2500          .0000           .0000
    A                                10.2500           12             60
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       3.3000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4658398                           7.5000        125,900.00        100
    LINSENMAIER         LANCE         7.5000        110,948.02         ZZ
                                      7.0000            901.97         1
                                     11.7500            905.10         90
    PERKIOMENVILLE  PA    18074      11.2500       06/24/91
1


    7853336                            .0000       08/01/91            14
    100000108                          .0000       07/01/21           25
    0                                 2.9500       04/01/92        04/01/02
    Q72/W60                           2.4500       05/01/92        05/01/02
      45                              7.7500          .0000           .0000
    A                                 9.5000           12             12
      360                               1            1.7500          1.7500
       4.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4658405                           7.6250         55,500.00        100
    ACEVEDO             RAMON         7.6250         29,371.18         ZZ
                                      7.1250            364.60         2
                                     13.5000            272.99         74
    PERTH AMBOY     NJ    08861      13.0000       03/13/87
    7853393                            .0000       05/01/87            00
    100000132                          .0000       04/01/17            0
    0                                 2.5000       05/01/88        05/01/02
    Q72/W60                           2.0000       06/01/88        06/01/02
      45                              6.8750          .0000           .0000
    A                                 8.8750           12             12
      360                               1            2.0000          2.0000
       6.6250                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4658406                           7.6250        190,000.00        125
    DRAPER              JOHN          7.6250        153,159.82         ZZ
                                      7.1250          1,397.00         2
                                     13.5000          1,402.11         85
    FORDS           NJ    08863      12.2500       05/28/87
    7853401                            .0000       07/01/87            00
    100000135                          .0000       06/01/17            0
    0                                 2.5000       11/01/89        11/01/01
    Q72/W60                           2.0000       12/01/89        12/01/01
      45                              6.7500         7.5000           .0000
    A                                 8.7500           12             12
      360                               1            2.0000          2.0000
       6.7500                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4658409                           8.5000        148,500.00        125
    GENOVESE            RICARDO       8.5000         92,605.03         ZZ
1


                                      8.0000          1,063.86         1
                                     13.5000            894.94         89
    WOODBRIDGE      NJ    07095      13.0000       11/05/87
    7853435                            .0000       01/01/88            00
    100000153                          .0000       12/01/17            0
    0                                 3.0000       11/01/89        11/01/02
    Q72/W60                           2.5000       12/01/89        12/01/02
      45                              7.7500         7.5000           .0000
    A                                 9.7500           12             12
      360                               1            2.0000          2.0000
       5.7500                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4658410                           9.2500        132,000.00        100
    HERTZBERG           PEARCE        9.2500        120,137.77         ZZ
                                      8.7500            878.20         3
                                     13.0000          1,065.29         70
    JERSEY CITY     NJ    07307      12.5000       10/08/93
    7853443                           1.0000       12/01/93            00
    100000154                          .5000       11/01/23            0
    0                                 3.2500       12/01/96        12/01/01
    Q72/W60                           2.7500       01/01/97        01/01/02
      45                              7.0000          .0000           .0000
    A                                 9.0000           12             12
      360                               3            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       6.0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4658411                           5.7500         69,900.00        100
    PATEL               MANHAR        5.7500         55,271.41         ZZ
                                      5.2500            505.38         1
                                     12.8750            434.14         67
    CARTERET        NJ    07008      12.3750       02/20/92
    7853450                            .0000       04/01/92            00
    100000160                          .0000       03/01/18            0
    0                                 2.2500       10/01/97        10/01/02
    Q72/W60                           1.7500       11/01/97        11/01/02
      45                              6.8750          .0000           .0000
    A                                 8.8750           12             12
      312                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4658412                           8.0000         45,000.00        100
    TAVEIRA             MARIA         8.0000         32,552.67         ZZ
                                      7.5000            362.22         1
                                     14.7500            349.95         34
    UNION           NJ    07083      14.2500       05/06/91
    7853468                            .0000       06/01/85            00
    100000167                          .0000       04/01/15            0
    0                                 2.5000       04/01/92        04/01/02
    Q72/W60                           2.0000       05/01/92        05/01/02
      45                             11.5000          .0000           .0000
    A                                13.5000           12             12
      359                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4658413                           8.6250        101,600.00        100
    VIOLA               ALBERT        8.6250         93,996.56         ZZ
                                      8.1250            625.57         1
                                     10.2500            783.34         80
    POTTSTOWN       PA    19464       9.7500       10/24/94
    7853476                            .0000       12/01/94            00
    100000171                          .0000       11/01/24            0
    0                                 2.9500       11/01/95        11/01/01
    Q72/W60                           2.4500       12/01/95        12/01/01
      45                              6.2500          .0000           .0000
    A                                 8.0000           12             12
      360                               1            1.7500          1.7500
       4.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4658414                           7.2500        350,000.00        100
    EDWARDS             BERT          7.2500        328,125.14         ZZ
                                      6.7500          2,387.62         1
                                     13.2500          2,387.62         88
    ESSEX FELLS     NJ    07021      12.7500       06/27/96
    7853484                            .0000       08/01/96            04
    100000175                          .0000       07/01/26           25
    0                                 2.7500       07/01/01        07/01/02
    Q72/W60                           2.2500       08/01/01        08/01/02
      45                              7.2500          .0000           .0000
    A                                 9.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4658415                           6.8750        130,000.00        100
    ULECKA              JOHN          6.8750         98,890.79         ZZ
                                      6.3750            828.37         1
                                     13.0000            881.96         72
    BATH            PA    18014      12.5000       06/02/93
    7853492                            .0000       12/01/92            00
    100000185                          .0000       10/01/16            0
    0                                 2.7500       10/01/01        10/01/02
    Q72/W60                           2.2500       11/01/01        11/01/02
      45                              8.0000          .0000           .0000
    A                                10.0000           12             12
      287                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4658416                           6.8750         71,250.00        125
    GONZALEZ            CARLOS        6.8750         59,225.42         ZZ
                                      6.3750            612.15         1
                                     14.7500            478.67         75
    PERTH AMBOY     NJ    08861      14.2500       09/05/89
    7853500                            .0000       11/01/89            00
    100000186                          .0000       10/01/19            0
    0                                 2.7500       10/01/90        10/01/02
    Q72/W60                           2.2500       11/01/90        11/01/02
      45                              9.7500         7.5000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4658417                           7.6250        100,000.00        125
    HAINES              LEO           7.6250         84,483.86         ZZ
                                      7.1250            699.21         1
                                     13.8750            709.73         53
    NUTLEY          NJ    07110      13.3750       04/27/90
    7853518                            .0000       06/01/90            00
    100000193                          .0000       05/01/20            0
    0                                 3.0000       05/01/91        05/01/02
    Q72/W60                           2.5000       06/01/91        06/01/02
      45                              7.5000         7.5000           .0000
    A                                 9.5000           12             12
1


      360                               1            2.0000          2.0000
       6.3750                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4658418                           7.0000        150,000.00        125
    KONDRACKI           JOSEPH        7.0000        127,201.53         ZZ
                                      6.5000          1,302.52         3
                                     14.7500          1,014.07         79
    LINDEN          NJ    07036      14.2500       07/02/90
    7853526                            .0000       09/01/90            00
    100000197                          .0000       08/01/20            0
    0                                 2.7500       08/01/91        08/01/02
    Q72/W60                           2.2500       09/01/91        09/01/02
      45                              9.8750         7.5000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       4.8750                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4658419                           8.2500        138,960.00        100
    SHAAK               PHILLIP       8.2500        125,397.75         ZZ
                                      7.7500            855.61         1
                                     12.2500          1,022.96         80
    LANCASTER       PA    17603      11.7500       12/13/93
    7853534                            .0000       02/01/94            00
    100000198                          .0000       01/01/24            0
    0                                 2.7500       01/01/99        01/01/02
    Q72/W60                           2.2500       02/01/99        02/01/02
      45                              6.2500          .0000           .0000
    A                                 8.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4658420                           6.5000        103,000.00        125
    SIECINSKI           VICTORIA      6.5000         89,744.32         ZZ
                                      6.0000            601.08         1
                                     13.8750            665.08         73
    FORDS           NJ    08863      13.3750       12/13/91
    7853542                            .0000       02/01/92            00
    100000218                          .0000       01/01/22            0
    0                                 2.2500       10/01/94        10/01/02
1


    Q72/W60                           1.7500       11/01/94        11/01/02
      45                              5.7500         7.5000           .0000
    A                                 7.7500           12             12
      360                               1            2.0000          2.0000
       8.1250                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4658422                           8.5000        127,500.00        125
    MESSINA             JOSEPH        8.5000        112,736.22         ZZ
                                      8.0000            848.26         1
                                     11.8750            819.61         73
    BLOOMINGDALE    NJ    07403      11.3750       10/30/92
    7853567                            .0000       12/01/92            00
    100000232                          .0000       11/01/22            0
    0                                 2.2500       10/01/98        10/01/02
    Q72/W60                           1.7500       11/01/98        11/01/02
      45                              7.0000         7.5000           .0000
    A                                 9.0000           12             12
      360                               1            2.0000          2.0000
       4.8750                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4658425                           8.8750         67,500.00        120
    ROIO                JOHN          8.8750         61,643.67         ZZ
                                      8.3750            471.97         1
                                     14.9500            590.52         57
    BUDD LAKE       NJ    07828      14.4500       11/17/88
    7853583                           4.9500       01/01/89            00
    100000245                         4.4500       12/01/18            0
    0                                 2.9500       12/01/89        12/01/01
    Q72/W60                           2.4500       12/01/98        12/01/03
      45                              7.5000        10.0000           .0000
    A                                10.5000           12             60
      360                               1            3.0000          3.0000
       7.4500                           S              N              .1250
        .0000                           S              N              .1250
       2.5500                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4658428                           8.7500        376,000.00        100
    BALABAN             WILLIAM       8.7500        350,532.25         ZZ
                                      8.2500          2,501.29         1
                                     11.9990          2,909.83         79
    CAMP HILL       PA    17011      11.4900       11/20/95
1


    7853617                            .0000       01/01/96            00
    100000253                          .0000       12/01/25            0
    0                                 2.7500       12/01/00        12/01/01
    Q72/W60                           2.2500       01/01/01        01/01/02
      45                              6.9900          .0000           .0000
    A                                 8.9900           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4658430                           6.7500         78,850.00        100
    WATSON              JEANNE        6.7500         73,962.83         ZZ
                                      6.2500            423.29         1
                                      9.0000            512.95         95
    MILLERSVILLE    PA    17551       8.5000       06/27/96
    7853633                            .0000       08/01/96            04
    100000259                          .0000       07/01/26           30
    0                                 2.9500       07/01/97        07/01/02
    Q72/W60                           2.4500       08/01/97        08/01/02
      45                              5.0000          .0000           .0000
    A                                 6.7500           12             12
      360                               1            1.7500          1.7500
       4.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4658431                           6.7500         85,500.00        100
    MANNELLA            FRANCIS       6.7500         65,810.96         ZZ
                                      6.2500            590.53         1
                                     12.3750            564.71         90
    PITTSBURGH      PA    15235      11.8750       07/09/87
    7853641                           2.3750       09/01/87            14
    100000265                         1.8750       08/01/17           25
    0                                 2.5000       08/01/88        08/01/02
    Q72/W60                           2.0000       09/01/88        09/01/02
      45                              7.3750          .0000           .0000
    A                                 9.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4658433                           5.8750         54,000.00        100
    BARR                BRYAN         5.8750         53,018.36         ZZ
1


                                      5.3750            400.95         1
                                     13.5000            370.44         68
    PHILADELPHIA    PA    19147      13.0000       04/16/92
    7853658                            .0000       06/01/92            00
    100000275                          .0000       05/01/22            0
    0                                 2.2500       10/01/97        10/01/02
    Q72/W60                           1.7500       11/01/97        11/01/02
      45                              8.1250          .0000           .0000
    A                                10.1250           12             12
      360                               1            2.0000          2.0000
       5.3750                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4658434                           5.8750         56,000.00        100
    KOSICKI             ROBERT        5.8750         48,514.39         ZZ
                                      5.3750            396.36         1
                                     12.5000            332.21         69
    WEST ORANGE     NJ    07052      12.0000       02/19/93
    7853666                            .0000       04/01/93            00
    100000276                          .0000       03/01/23            0
    0                                 2.2500       09/01/98        09/01/02
    Q72/W60                           1.7500       10/01/98        10/01/02
      45                              7.6250          .0000           .0000
    A                                 9.6250           12             12
      360                               1            2.0000          2.0000
       4.8750                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4658436                           8.6250        226,800.00        100
    SANNER              WOODROW       8.6250        205,077.33         ZZ
                                      8.1250          1,489.92         1
                                     10.8750          1,759.27         90
    WOODBINE        MD    21797      10.3750       01/15/93
    7853674                            .0000       03/01/93            10
    100000287                          .0000       02/01/23           20
    0                                 2.8750       02/01/94        02/01/02
    Q72/W60                           2.3750       03/01/94        03/01/02
      45                              6.8750          .0000           .0000
    A                                 8.8750           12             12
      360                               1            1.0000          1.0000
       4.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4658437                           6.7500         87,000.00        100
    BET                 ADRIAN        6.7500         75,194.02         ZZ
                                      6.2500            549.90         1
                                     11.5000            547.49         75
    RINGWOOD        NJ    07456      11.0000       09/30/93
    7853690                            .0000       11/01/93            00
    100000301                          .0000       10/01/23            0
    0                                 2.5000       10/01/98        10/01/02
    Q72/W60                           2.0000       11/01/98        11/01/02
      45                              6.5000          .0000           .0000
    A                                 8.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4658438                           8.5000         87,750.00        100
    WILSON              LAMONT        8.5000         78,925.51         ZZ
                                      8.0000            569.15         1
                                     11.7500            660.04         90
    NEPTUNE         NJ    07753      11.2500       11/04/93
    7853708                            .0000       01/01/94            00
    100000302                          .0000       12/01/23            0
    0                                 2.5000       12/01/98        12/01/01
    Q72/W60                           2.0000       01/01/99        01/01/02
      45                              6.7500          .0000           .0000
    A                                 8.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              01          12/01/98
        .0000                           05             E           12/01/02
                                        O             .6250


    4658440                           7.0000        125,000.00        100
    RICHARDSON          RONALD        7.0000         98,463.11         ZZ
                                      6.5000            852.73         1
                                     13.2500            856.31         74
    PLAINFIELD      NJ    07060      12.7500       07/28/87
    7853724                            .0000       10/01/87            00
    100000315                          .0000       09/01/17            0
    0                                 2.7500       09/01/88        09/01/02
    Q72/W60                           2.2500       10/01/88        10/01/02
      45                              7.2500          .0000           .0000
    A                                 9.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4658441                           8.2500        110,800.00        100
    LOVE                FRANK         8.2500         98,480.63         ZZ
                                      7.7500            746.48         1
                                     13.1250            800.35         95
    CANTON          OH    44709      12.6250       06/10/94
    7853732                            .0000       08/01/94            04
    100000332                          .0000       07/01/24           25
    0                                 2.9500       07/01/95        07/01/02
    Q72/W60                           2.4500       08/01/95        08/01/02
      45                              7.1250          .0000           .0000
    A                                 8.1250           12             12
      360                               1            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4658442                           8.0000        340,000.00        100
    ESCALON             REYNALDO      8.0000        319,695.91         ZZ
                                      7.5000          2,348.30         1
                                     11.3750          2,516.01         88
    ALLENDALE       NJ    07401      10.8750       03/31/95
    7853740                            .0000       06/01/95            00
    100000340                          .0000       05/01/25            0
    0                                 2.9500       05/01/96        05/01/02
    Q72/W60                           2.4500       06/01/96        06/01/02
      45                              7.3750          .0000           .0000
    A                                 9.1250           12             12
      360                               1            1.7500          1.7500
       4.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4658446                           8.2500        126,800.00        100
    BENNETT             GREGORY       8.2500        120,356.00         ZZ
                                      7.7500            832.99         1
                                     12.8750            947.05         98
    CINCINNATI      OH    45251      12.3750       11/22/96
    7853773                            .0000       01/01/97            04
    100000370                          .0000       12/01/26           30
    0                                 2.9500       12/01/97        12/01/01
    Q72/W60                           2.4500       01/01/98        01/01/02
      45                              6.8750          .0000           .0000
    A                                 7.8750           12             12
1


      360                               1            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4688358                          10.3500         66,600.00        100
    MILES               ANGELA       10.3500         66,315.70         ZZ
                                      9.8500            601.77         1
                                     16.3500            601.77        103
    SIMPSONVILLE    SC    29681      15.8500       11/30/00
    0432738219                       10.3500       01/04/01            23
    0010849473257                     9.8500       12/04/30            0
    0                                 6.4900       12/04/02        12/04/02
    Q82/U56                           5.9900       01/04/03        01/04/03
      25                             10.3500          .0000           .0000
    A                                13.3500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4729073                          10.7500        266,000.00        100
    JEAN_PHILIPPE       FRANCKEL     10.7500        264,625.81         ZZ
                                     10.3750          2,483.06         2
                                     17.7500          2,483.06         60
    WALTHAM         MA    02451      17.3750       08/02/00
    0432752202                       10.7500       10/01/00            00
    8788                             10.3750       09/01/30            0
    0                                 6.8870       09/01/02        09/01/02
    P77/U57                           6.5120       10/01/02        10/01/02
      25                             10.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4748629                          13.4900         94,950.00        100
    GARDNER             WALTER       13.4900         94,731.54         ZZ
                                     12.9900          1,086.82         1
                                     18.0000          1,086.82         90
    CLEBURNE        TX    76031      17.5000       01/05/01
    0432911121                         .0000       03/01/01            23
    57064                              .0000       02/01/31            0
    0                                 8.0000       02/01/03        02/01/03
1


    K60/U57                           7.5000       03/01/03        03/01/03
      25                             13.4900          .0000           .0000
    A                                16.4900            6              6
      360                               E            1.5000          1.5000
       4.5100                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4748630                          12.7900         66,000.00        100
    KILGORE             MURRY        12.7900         65,868.61         ZZ
                                     12.2900            719.27         2
                                     19.7900            719.27         75
    GRAND RAPIDS    MI    49507      19.2900       01/11/01
    0432911030                         .0000       03/01/01            00
    57144                              .0000       02/01/31            0
    0                                 8.0000       02/01/03        02/01/03
    K60/U57                           7.5000       03/01/03        03/01/03
      25                             12.7900          .0000           .0000
    A                                15.7900            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4748632                          13.6500         30,000.00        100
    LANIER              JAMES        13.6500         29,939.46         ZZ
                                     13.1500            347.17         1
                                     20.6500            347.17        100
    MOUNT HOLLY     NC    28120      20.1500       02/26/01
    0432910859                         .0000       04/01/01            23
    57872                              .0000       03/01/31            0
    0                                 8.0000       03/01/03        03/01/03
    K60/U57                           7.5000       04/01/03        04/01/03
      25                             13.6500          .0000           .0000
    A                                16.6500            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4775614                           9.1500        140,000.00        100
    ACKERMAN            PAMELA        9.1500        136,144.81         ZZ
                                      8.6500          1,432.50         1
                                     15.1500          1,432.50         85
    SIOUX CITY      IA    51106      14.6500       03/27/01
1


    0432777290                        9.1500       05/01/01            23
    4321075426                        8.6500       04/01/16            0
    0                                 5.1500       04/01/03        04/01/03
    E47/U57                           4.6500       05/01/03        05/01/03
      25                              9.1500          .0000           .0000
    A                                12.1500            6              6
      180                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4788014                          11.5000         45,000.00        100
    GONZALEZ            HERMAN       11.5000         44,911.56         ZZ
                                     11.0000            445.64         1
                                     17.5000            445.64         75
    PORT ST LUCIE   FL    34952      17.0000       03/30/01
    0432778678                         .0000       05/01/01            00
    0021424171                         .0000       04/01/31            0
    0                                 6.6250       04/01/03        04/01/03
    003/U57                           6.1250       05/01/03        05/01/03
      25                             11.5000          .0000           .0000
    A                                14.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4792831                           7.7590        455,000.00        100
    WOOD                STEVEN        7.7590        445,150.62         ZZ
                                      7.2590          3,262.51         1
                                     13.7590          3,262.51         65
    ZIONSVILLE      IN    46077      13.2590       05/24/99
    7855547                           7.7590       07/01/99            00
    0011513868                        7.2590       06/01/29            0
    0                                 5.5000       06/01/02        06/01/02
    Q72/W60                           5.0000       07/01/02        07/01/02
      45                              7.7590          .0000           .0000
    A                                10.7590            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4792832                          10.8750         72,000.00        100
    WASHINGTON          KIMBERLEY    10.8750         71,167.09         ZZ
1


                                     10.3750            678.88         1
                                     16.8750            678.88         80
    SPRINGFIELD     MA    01104      16.3750       11/22/99
    7855554                          10.8750       01/01/00            00
    0014108708                       10.3750       12/01/29            0
    0                                 6.5000       12/01/02        12/01/02
    Q72/W60                           6.0000       01/01/03        01/01/03
      45                             10.8750          .0000           .0000
    A                                13.8750            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4792833                          11.9900         51,600.00        100
    CONTEE              ANN          11.9900         51,256.06         ZZ
                                     11.4900            530.37         1
                                     17.9900            530.37         80
    BALTIMORE       MD    21216      17.4900       12/22/99
    7855562                          11.9900       02/01/00            00
    0014473292                       11.4900       01/01/30            0
    0                                 7.1250       01/01/03        01/01/03
    Q72/W60                           6.6250       02/01/03        02/01/03
      45                             11.9900          .0000           .0000
    A                                14.9900            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    4792835                          11.3500         74,490.00        100
    LYON                CRAIG        11.3500         73,920.68         ZZ
                                     10.8500            729.15         1
                                     17.3500            729.15         75
    INDIANAPOLIS    IN    46229      16.8500       12/23/99
    7855588                          11.3500       02/01/00            00
    0014566129                       10.8500       01/01/30            0
    0                                 7.1250       01/01/03        01/01/03
    Q72/W60                           6.6250       02/01/03        02/01/03
      45                             11.3500          .0000           .0000
    A                                14.3500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4792837                          10.7750        123,750.00        100
    MAIER               SHEILA       10.7750        122,794.67         ZZ
                                     10.2750          1,157.51         1
                                     16.7750          1,157.51         75
    SEATTLE         WA    98104      16.2750       02/11/00
    7855463                          10.7750       04/01/00            00
    0015288343                       10.2750       03/01/30            0
    0                                 7.1250       03/01/02        03/01/02
    Q72/W60                           6.6250       04/01/02        04/01/02
      45                             10.7750          .0000           .0000
    A                                12.7750            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4792838                          10.7750        109,500.00        100
    MAIER               SHEILA       10.7750        108,654.69         ZZ
                                     10.2750          1,024.22         1
                                     16.7750          1,024.22         75
    SEATTLE         WA    98126      16.2750       02/11/00
    7855471                          10.7750       04/01/00            00
    0015379480                       10.2750       03/01/30            0
    0                                 7.1250       03/01/02        03/01/02
    Q72/W60                           6.6250       04/01/02        04/01/02
      45                             10.7750          .0000           .0000
    A                                12.7750            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4792839                          11.2500        160,000.00        100
    BUSH                GEORGE       11.2500        158,882.23         ZZ
                                     10.7500          1,554.02         1
                                     17.2500          1,554.02         80
    GULFPORT        MS    39507      16.7500       02/24/00
    7855489                          11.2500       04/01/00            00
    0015599061                       10.7500       03/01/30            0
    0                                 7.1250       03/01/02        03/01/02
    Q72/W60                           6.6250       04/01/02        04/01/02
      45                             11.2500          .0000           .0000
    A                                13.2500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4792840                          10.0000        131,000.00        100
    PERSSON             LEIF         10.0000        129,727.83         ZZ
                                      9.5000          1,149.62         1
                                     16.0000          1,149.62         43
    SANTA ANA       CA    92705      15.5000       02/24/00
    7855497                          10.0000       04/01/00            00
    0015679228                        9.5000       03/01/30            0
    0                                 6.7500       03/01/02        03/01/02
    Q72/W60                           6.2500       04/01/02        04/01/02
      45                             10.0000          .0000           .0000
    A                                12.0000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4792847                          13.9900         94,500.00        100
    BERGLAND            DAVID        13.9900         94,259.40         ZZ
                                     13.4900          1,118.96         1
                                     19.9900          1,118.96         70
    COLORADO SPRIN  CO    80907      19.4900       08/26/00
    7855448                          13.9900       10/01/00            00
    0017888074                       13.4900       09/01/30            0
    0                                 7.1250       09/01/02        09/01/02
    Q72/W60                           6.6250       10/01/02        10/01/02
      45                             13.9900          .0000           .0000
    A                                15.9900            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4792854                          12.3000         52,800.00        100
    MAYFIELD            STEPHEN      12.3000         52,587.29         ZZ
                                     11.8000            555.34         1
                                     18.3000            555.34         80
    SUMTER          SC    29150      17.8000       10/24/00
    7857758                          12.3000       12/01/00            00
    0519077913                       11.8000       11/01/30            0
    0                                 7.9500       11/01/02        11/01/02
    Q72/W60                           7.4500       12/01/02        12/01/02
      25                             12.3000          .0000           .0000
    A                                15.3000            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4792859                          11.1500         66,725.00        100
    SCHMIDT             GREGORY      11.1500         66,459.54         ZZ
                                     10.6500            643.02         1
                                     17.1500            643.02         85
    GAS             KS    66742      16.6500       10/24/00
    7857782                          11.1500       12/01/00            00
    4314756426                       10.6500       11/01/30            0
    0                                 6.8000       11/01/02        11/01/02
    Q72/W60                           6.3000       12/01/02        12/01/02
      45                             11.1500          .0000           .0000
    A                                14.1500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    4792861                          10.8000         51,000.00        100
    MULLHATTEN          BETTY        10.8000         50,500.48         ZZ
                                     10.3000            519.50         1
                                     16.8000            519.50        100
    GALESBURG       IL    61401      16.3000       01/24/01
    7857766                          10.8000       03/01/01            00
    4317814426                       10.3000       02/01/21            0
    0                                 6.8000       02/01/04        02/01/04
    Q72/W60                           6.3000       03/01/04        03/01/04
      25                             10.8000          .0000           .0000
    A                                13.8000            6              6
      240                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4792862                          12.7500         31,875.00        100
    PHILPOTT            LORI         12.7500         31,814.38         ZZ
                                     12.2500            346.39         1
                                     18.7500            346.39         75
    VILLISCA        IA    50864      18.2500       02/05/01
    7857774                          12.7500       04/01/01            00
    4318912426                       12.2500       03/01/31            0
    0                                 8.7500       03/01/03        03/01/03
1


    Q72/W60                           8.2500       04/01/03        04/01/03
      25                             12.7500          .0000           .0000
    A                                15.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4793508                           8.3750         75,650.00        100
    WESTFALL            SHEA          8.3750         75,362.88         ZZ
                                      7.8750            575.00         1
                                     14.3750            575.00         85
    CLEVELAND       TN    37312      13.8750       04/05/01
    0432783553                        8.3750       05/01/01            23
    70301058                          7.8750       04/01/31            0
    0                                 4.8800       04/01/03        04/01/03
    L21/U57                           4.3800       05/01/03        05/01/03
      45                              8.3750          .0000           .0000
    A                                11.3750            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4821757                           9.7500         52,500.00        100
    MORTON              ANDREA        9.7500         52,181.32         T
                                      9.2500            451.06         1
                                     15.7500            451.06         79
    POCONO PINES    PA    18350      15.2500       01/24/01
    16-131706-4                        .0000       03/01/01            00
    16-131706-4                        .0000       02/01/31            0
    0                                 4.0000       02/01/04        02/01/04
    926/926                           3.5000       03/01/04        03/01/04
      45                              7.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4841659                          11.2500        121,400.00        100
    GRZELKA             ARTUR        11.2500        100,520.39         ZZ
                                     10.7500          1,179.11         1
                                     17.2500          1,179.11         90
    WESTLAND        MI    48186      16.7500       03/29/01
1


    0432848299                       11.2500       05/01/01            23
    11802845                         10.7500       04/01/31            0
    0                                 6.6750       04/01/03        04/01/03
    E84/U57                           6.1750       05/01/03        05/01/03
      25                             11.2500          .0000           .0000
    A                                14.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4842232                          11.8750        212,500.00        100
    RETIZ               ROSA         11.8750        211,529.48         ZZ
                                     11.3750          2,165.38         1
                                     17.8750          2,165.38         85
    WEST PALM BEAC  FL    33406      17.3750       07/14/00
    0432847572                       11.8750       09/01/00            23
    15400903                         11.3750       08/01/30            0
    0                                 6.3000       08/01/02        08/01/02
    E84/U57                           5.8000       09/01/02        09/01/02
      25                             11.8750          .0000           .0000
    A                                14.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4845586                           8.7500        314,500.00        100
    NICHOLSON           BRAD          8.7500        313,768.28         ZZ
                                      8.2500          2,474.17         1
                                     15.7500          2,474.17         85
    SISTERS         OR    97759      15.2500       05/11/01
    0432820819                        8.7500       07/01/01            23
    013273                            8.2500       06/01/31            0
    0                                 6.6080       06/01/03        06/01/03
    E78/U57                           6.1080       07/01/03        07/01/03
      25                              8.7500          .0000           .0000
    A                                11.7500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4845624                           9.8600        109,500.00        100
    NOEL                VLADIMIR      9.8600        108,980.10         ZZ
1


                                      9.3600            949.64         1
                                     15.8600            949.64         88
    YEADON          PA    19050      15.3600       12/15/00
    0432812899                        9.8600       01/20/01            23
    0009838074579                     9.3600       12/20/30            0
    0                                 5.8400       12/20/02        12/20/02
    Q82/U56                           5.3400       01/20/03        01/20/03
      25                              9.8600          .0000           .0000
    A                                12.8600            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4857895                          11.5000         83,000.00        100
    WEST                DARRELL      11.5000         82,722.93         ZZ
                                     11.0000            821.95         1
                                     18.5000            821.95        100
    SAND SPRINGS    OK    74063      18.0000       11/22/00
    0432819480                       11.5000       01/01/01            23
    2540344                          11.0000       12/01/30            0
    0                                 6.3750       12/01/02        12/01/02
    A38/U57                           5.8750       01/01/03        01/01/03
      10                             11.5000          .0000           .0000
    A                                14.5000            6              6
      360                               9A           1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4860541                          10.4500         85,150.00        100
    YOUNG               KENNETH      10.4500         83,983.08         ZZ
                                      9.9500            775.72         1
                                     16.4500            775.72         65
    DETROIT         MI    48221      15.9500       04/21/99
    7851348                          10.4500       06/01/99            00
    0899006357                        9.9500       05/01/29            0
    0                                 7.0000       05/01/01        11/01/01
    Q72/W60                           6.5000       06/01/01        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4871657                          10.8750         45,985.00        100
    RENTERIA            ARTURO       10.8750         45,916.68         ZZ
                                     10.3750            433.59         1
                                     16.8750            433.59         85
    MILWAUKEE       WI    53207      16.3750       05/17/01
    0432826436                       10.8750       07/01/01            23
    BC31315                          10.3750       06/01/31            0
    0                                 8.0000       06/01/04        06/01/04
    P87/U57                           7.5000       07/01/04        07/01/04
      25                             10.8750          .0000           .0000
    A                                13.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4895238                          12.1500         33,200.00        100
    TAYLOR              MARVIN       12.1500         33,133.69         ZZ
                                     11.6500            345.34         1
                                     18.1500            345.34         80
    SAINT LOUIS     MO    63121      17.6500       02/22/01
    0432826345                       12.1500       04/01/01            00
    W16330.1                         11.6500       03/01/31            0
    0                                 9.4150       03/01/03        03/01/03
    T20/U56                           8.9150       04/01/03        04/01/03
      45                             12.1500          .0000           .0000
    A                                15.1500            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4895242                          10.7800        171,000.00        100
    AMPOFO              PAMELA       10.7800        170,674.36         ZZ
                                     10.2800          1,600.12         2
                                     16.7800          1,600.12         90
    CHICAGO         IL    60624      16.2800       04/09/01
    0432826212                       10.7800       06/01/01            23
    W17962.1                         10.2800       05/01/31            0
    0                                 8.6900       05/01/03        05/01/03
    T20/U56                           8.1900       06/01/03        06/01/03
      45                             10.7800          .0000           .0000
    A                                13.7800            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4895245                          11.4000        162,000.00        100
    MCKAY               CYNTHIA      11.4000        161,674.80         ZZ
                                     10.9000          1,591.93         2
                                     17.4000          1,591.93         90
    CHICAGO         IL    60637      16.9000       03/29/01
    0432826238                       11.4000       05/01/01            23
    W18822.1                         10.9000       04/01/31            0
    0                                 9.1510       04/01/03        04/01/03
    T20/U56                           8.6510       05/01/03        05/01/03
      45                             11.4000          .0000           .0000
    A                                14.4000            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4895246                           9.4700         49,725.00        100
    GUTHRIE             DALE          9.4700         49,574.36         ZZ
                                      8.9700            417.03         1
                                     15.4700            417.03         85
    CUMBERLAND      MD    21502      14.9700       04/06/01
    0432826253                        9.4700       05/11/01            23
    W18959.1                          8.9700       04/11/31            0
    0                                 7.3720       04/11/03        04/11/03
    T20/U56                           6.8720       05/11/03        05/11/03
      45                              9.4700          .0000           .0000
    A                                12.4700            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    4895247                          12.0300         64,800.00        100
    MATHEWS             LAKEESHA     12.0300         64,686.68         ZZ
                                     11.5300            668.04         2
                                     18.0300            668.04         90
    CLEVELAND       OH    44103      17.5300       03/29/01
    0432826261                       12.0300       05/01/01            23
    W19103.1                         11.5300       04/01/31            0
    0                                 9.8690       04/01/03        04/01/03
    T20/U56                           9.3690       05/01/03        05/01/03
      45                             12.0300          .0000           .0000
    A                                15.0300            6              6
1


      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4895250                           9.8750         72,100.00        100
    VARON               SHABTAY       9.8750         71,933.49         ZZ
                                      9.3750            626.08         1
                                     15.8750            626.08         70
    ATLANTA         GA    30314      15.3750       04/23/01
    0432826410                        9.8750       06/01/01            00
    W19522.1                          9.3750       05/01/31            0
    0                                 7.6350       05/01/03        05/01/03
    T20/U56                           7.1350       06/01/03        06/01/03
      45                              9.8750          .0000           .0000
    A                                12.8750            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4895252                          10.6500         72,250.00        100
    HILL                MELISSA      10.6500         72,108.50         ZZ
                                     10.1500            669.02         1
                                     16.6500            669.02         85
    CINCINNATI      OH    45214      16.1500       04/16/01
    0432826287                       10.6500       06/01/01            23
    W20096.1                         10.1500       05/01/31            0
    0                                 8.5040       05/01/04        05/01/04
    T20/U56                           8.0040       06/01/04        06/01/04
      45                             10.6500          .0000           .0000
    A                                13.6500            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4895253                           9.7800        107,950.00        100
    MANNA               MOHAMMAD      9.7800        107,695.64         ZZ
                                      9.2800            929.84         1
                                     15.7800            929.84         85
    HYATTSVILLE     MD    20783      15.2800       04/26/01
    0432826295                        9.7800       06/01/01            23
    W20574.1                          9.2800       05/01/31            0
    0                                 8.0260       05/01/03        05/01/03
1


    T20/U56                           7.5260       06/01/03        06/01/03
      45                              9.7800          .0000           .0000
    A                                12.7800            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4895254                          11.2000         93,415.00        100
    MARSHALL            KIMBERLY     11.2000         93,252.57         ZZ
                                     10.7000            903.76         1
                                     17.2000            903.76         85
    COLUMBUS        OH    43207      16.7000       04/30/01
    0432826303                       11.2000       06/01/01            23
    W22444.1                         10.7000       05/01/31            0
    0                                 9.4410       05/01/03        05/01/03
    T20/U56                           8.9410       06/01/03        06/01/03
      45                             11.2000          .0000           .0000
    A                                14.2000            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4895664                          11.1250         48,800.00        100
    WALDROUP            CLAYTON      11.1250         48,696.02         ZZ
                                     10.8750            469.35         1
                                     18.1250            469.35         80
    PENSACOLA       FL    32506      17.8750       03/19/01
    0432840106                         .0000       05/01/01            00
    10598                              .0000       04/01/31            0
    0                                 7.9170       04/01/03        04/01/03
    P77/U57                           7.6670       05/01/03        05/01/03
      25                             11.1250          .0000           .0000
    A                                14.1250            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4902922                           9.8750        500,000.00        100
    FRENCH              JUSTIN        9.8750        493,723.23         ZZ
                                      9.3750          4,341.74         1
                                     16.8750          4,341.74         78
    RICHMOND        VA    23220      16.3750       08/27/99
1


    0432828671                        9.8750       10/01/99            00
    1460001617                        9.3750       09/01/29            0
    0                                 7.0000       09/01/02        09/01/02
    N67/U57                           6.5000       10/01/02        10/01/02
      25                              9.8750          .0000           .0000
    A                                12.8750            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4902923                          10.9900        164,000.00        100
    BURTON              BARBARA      10.9900        163,325.02         ZZ
                                     10.4900          1,560.57         1
                                     17.9900          1,560.57         80
    TONTO BASIN     AZ    85553      17.4900       10/10/00
    0432829075                       10.9900       12/01/00            00
    1560002703                       10.4900       11/01/30            0
    0                                 7.8750       11/01/03        11/01/03
    N67/U57                           7.3750       12/01/03        12/01/03
      25                             10.9900          .0000           .0000
    A                                13.9900            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    4902925                          12.3750         57,000.00        100
    ONTIVEROS           JOSE         12.3750         56,891.70         T
                                     11.8750            602.81         1
                                     19.3750            602.81         75
    CROWN KING      AZ    86343      18.8750       02/12/01
    0432829216                       12.3750       04/01/01            00
    1560003093                       11.8750       03/01/31            0
    0                                 7.3750       03/01/04        03/01/04
    N67/U57                           6.8750       04/01/04        04/01/04
      25                             12.3750          .0000           .0000
    A                                15.3750            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4902926                           9.5000        170,400.00        100
    GROSHKO             JEFFREY       9.5000        169,482.04         ZZ
1


                                      9.0000          1,432.82         1
                                     16.5000          1,432.82         80
    PHOENIX         AZ    85050      16.0000       11/24/00
    0432829083                        9.5000       01/01/01            00
    1560003214                        9.0000       12/01/30            0
    0                                 6.5000       12/01/03        12/01/03
    N67/U57                           6.0000       01/01/04        01/01/04
      25                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4902927                          11.5000         45,500.00        100
    HILL                MICHAEL      11.5000         45,395.26         ZZ
                                     11.0000            450.58         1
                                     18.5000            450.58         70
    MESA            AZ    85213      18.0000       02/08/01
    0432829091                       11.5000       04/01/01            00
    1560003455                       11.0000       03/01/31            0
    0                                 8.0000       03/01/04        03/01/04
    N67/U57                           7.5000       04/01/04        04/01/04
      25                             11.5000          .0000           .0000
    A                                14.5000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    4902928                          11.5000         87,900.00        100
    ABILD               SHELLY       11.5000         87,646.67         ZZ
                                     11.0000            870.47         1
                                     18.5000            870.47         80
    GLENDALE        AZ    85302      18.0000       02/23/01
    0432829224                       11.5000       04/01/01            00
    1560003472                       11.0000       03/01/31            0
    0                                 8.1250       03/01/03        03/01/03
    N67/U57                           7.6250       04/01/03        04/01/03
      25                             11.5000          .0000           .0000
    A                                14.5000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4913147                          10.5000        364,000.00        100
    GILLIAM-AUSTIN      LAINI        10.5000        363,413.72         ZZ
                                     10.0000          3,329.66         1
                                     17.0000          3,329.66         80
    PLAINFIELD      NJ    07060      16.5000       05/16/01
    0432879542                       10.5000       07/01/01            00
    10417789                         10.0000       06/01/31            0
    0                                 7.0000       06/01/03        06/01/03
    147/U56                           6.5000       07/01/03        07/01/03
      25                             10.5000          .0000           .0000
    A                                12.0000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4913153                          10.3750         62,900.00        100
    DE LA TORRE         BEATRIZ      10.3750         62,795.91         ZZ
                                      9.8750            569.51         1
                                     16.8750            569.51         85
    MISSION         TX    78572      16.3750       05/07/01
    0432865715                       10.3750       07/01/01            23
    10418506                          9.8750       06/01/31            0
    0                                 5.8750       06/01/03        06/01/03
    147/U56                           5.3750       07/01/03        07/01/03
      25                             10.3750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4913170                          10.2500         64,000.00        100
    MARTINEZ            ANTHONY      10.2500         63,891.25         ZZ
                                      9.7500            573.51         2
                                     16.7500            573.51         76
    PHOENIX         AZ    85008      16.2500       05/17/01
    0432865947                       10.2500       07/01/01            00
    10419112                          9.7500       06/01/31            0
    0                                 6.3750       06/01/03        06/01/03
    147/U56                           5.8750       07/01/03        07/01/03
      25                             10.2500          .0000           .0000
    A                                11.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4913174                           9.6250         44,910.00        100
    ALLMAN              JOHNNY        9.6250         44,822.86         ZZ
                                      9.1250            381.74         1
                                     16.1250            381.74         90
    NEW CASTLE      IN    47362      15.6250       05/17/01
    0432866283                        9.6250       07/01/01            23
    10419292                          9.1250       06/01/31            0
    0                                 6.1250       06/01/03        06/01/03
    147/U56                           5.6250       07/01/03        07/01/03
      25                              9.6250          .0000           .0000
    A                                11.1250            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4913295                          11.6250         24,000.00        100
    MCCRERY             SHARON       11.6250         23,969.69         ZZ
                                     11.1250            239.97         1
                                     18.1250            239.97         75
    SEBRING         FL    33870      17.6250       05/31/01
    0432864874                       11.6250       07/01/01            00
    10421223                         11.1250       06/01/31            0
    0                                 5.1250       06/01/03        06/01/03
    147/U56                           4.6250       07/01/03        07/01/03
      25                             11.6250          .0000           .0000
    A                                13.1250            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    4913296                          11.3750         85,500.00        100
    GRAHAM              RASHIDA      11.3750         85,342.90         ZZ
                                     10.8750            838.56         1
                                     17.8750            838.56         90
    DETROIT         MI    48224      17.3750       05/25/01
    0432875433                       11.3750       07/01/01            23
    10421245                         10.8750       06/01/31            0
    0                                 7.3750       06/01/03        06/01/03
    147/U56                           6.8750       07/01/03        07/01/03
      25                             11.3750          .0000           .0000
    A                                12.8750            6              6
1


      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4913333                           9.8750        102,400.00        100
    HELMICK             WILLIAM       9.8750        102,211.60         ZZ
                                      9.3750            889.19         1
                                     16.3750            889.19         80
    GARFIELD HEIGH  OH    44125      15.8750       05/18/01
    0432864858                         .0000       07/01/01            00
    10421708                           .0000       06/01/31            0
    0                                 6.3750       06/01/03        06/01/03
    147/U56                           5.8750       07/01/03        07/01/03
      25                              9.8750          .0000           .0000
    A                                11.3750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4913379                           9.1250         78,400.00        100
    SWAFFORD            JASON         9.1250         78,231.20         ZZ
                                      8.6250            637.89         1
                                     15.6250            637.89         80
    BARNHART        MO    63012      15.1250       05/25/01
    0432865673                        9.1250       07/01/01            00
    10422404                          8.6250       06/01/31            0
    0                                 6.0000       06/01/03        06/01/03
    147/U56                           5.5000       07/01/03        07/01/03
      25                              9.1250          .0000           .0000
    A                                10.6250            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4913399                          10.5000         46,750.00        100
    SPECK               ROBIN        10.5000         46,674.67         ZZ
                                     10.0000            427.65         1
                                     17.0000            427.65         85
    SCRANTON        PA    18505      16.5000       05/31/01
    0432879526                       10.5000       07/01/01            23
    10422818                         10.0000       06/01/31            0
    0                                 6.7500       06/01/04        06/01/04
1


    147/U56                           6.2500       07/01/04        07/01/04
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4920336                          10.3700         48,000.00        100
    JUCHNIK             JOHN         10.3700         47,817.19         ZZ
                                      9.8700            434.42         1
                                     16.3700            434.42         80
    CLEVELAND       OH    44105      15.8700       12/18/00
    0432835841                       10.3700       02/01/01            00
    2012973                           9.8700       01/01/31            0
    0                                 6.4000       01/01/03        01/01/03
    K10/U57                           5.9000       02/01/03        02/01/03
      25                             10.3700          .0000           .0000
    A                                13.3700            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4920338                          10.1700        245,200.00        100
    LOCKHART            MARY         10.1700        244,337.87         ZZ
                                      9.6700          2,182.68         1
                                     16.1700          2,182.68         80
    KIHEI           HI    96753      15.6700       12/29/00
    0432835866                       10.1700       03/01/01            00
    2012991                           9.6700       02/01/31            0
    0                                 4.6000       02/01/03        02/01/03
    K10/U57                           4.1000       03/01/03        03/01/03
      25                             10.1700          .0000           .0000
    A                                13.1700            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4920339                          11.6250        140,000.00        100
    HUGHES              VINCE        11.6250        139,592.70         ZZ
                                     11.1250          1,399.78         1
                                     17.6250          1,399.78         85
    HALEYVILLE      AL    35565      17.1250       12/14/00
1


    0432836088                       11.6250       02/01/01            23
    2013001                          11.1250       01/01/31            0
    0                                 6.2500       01/01/03        01/01/03
    K10/U57                           5.7500       02/01/03        02/01/03
      25                             11.6250          .0000           .0000
    A                                14.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4920341                          11.2000         30,000.00        100
    MILLER              JOHN         11.2000         29,947.83         ZZ
                                     10.7000            290.24         1
                                     17.2000            290.24         79
    MUNCIE          IN    47302      16.7000       03/30/01
    0432835874                         .0000       06/01/01            00
    2013026                            .0000       05/01/31            0
    0                                 7.0000       05/01/03        05/01/03
    K10/U57                           6.5000       06/01/03        06/01/03
      25                             11.2000          .0000           .0000
    A                                12.2000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4920342                          10.3200        120,700.00        100
    BREYTSPRAAK_SR      MICHAEL      10.3200        120,341.77         ZZ
                                      9.8200          1,087.89         1
                                     16.3200          1,087.89         85
    SALEM           WI    53168      15.8200       02/23/01
    0432836104                       10.3200       04/01/01            23
    2013044                           9.8200       03/01/31            0
    0                                 6.8000       03/01/03        03/01/03
    K10/U57                           6.3000       04/01/03        04/01/03
      25                             10.3200          .0000           .0000
    A                                13.3200            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4920343                           9.9750        160,500.00        100
    BAEZ                BERNA         9.9750        160,062.69         ZZ
1


                                      9.4750          1,405.54         1
                                     15.9750          1,405.54         91
    MIRAMAR         FL    33029      15.4750       03/09/01
    0432836120                        9.9750       05/01/01            23
    2013046                           9.4750       04/01/31            0
    0                                 5.5550       04/01/03        04/01/03
    K10/U57                           5.0550       05/01/03        05/01/03
      25                              9.9750          .0000           .0000
    A                                12.9750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4920344                          11.6400         68,000.00        100
    MESKO               LAURIE       11.6400         67,848.08         ZZ
                                     11.1400            680.68         1
                                     17.6400            680.68         80
    CLEVELAND       OH    44105      17.1400       02/22/01
    0432835882                       11.6400       04/01/01            00
    2013048                          11.1400       03/01/31            0
    0                                 6.4000       03/01/03        03/01/03
    K10/U57                           5.9000       04/01/03        04/01/03
      25                             11.6400          .0000           .0000
    A                                14.6400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4920346                          11.1400        120,000.00        100
    KEESEE              THERESA      11.1400        119,745.09         ZZ
                                     10.6400          1,155.51         1
                                     17.1400          1,155.51         80
    NEPTUNE         NJ    07753      16.6400       03/15/01
    0432835916                       11.1400       05/01/01            00
    2013057                          10.6400       04/01/31            0
    0                                 6.5500       04/01/03        04/01/03
    K10/U57                           6.0500       05/01/03        05/01/03
      25                             11.1400          .0000           .0000
    A                                14.1400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4920347                          10.7500         35,250.00        100
    MCCALL              LATONYA      10.7500         35,135.03         ZZ
                                     10.2500            329.06         1
                                     16.7500            329.06         75
    TULSA           OK    74110      16.2500       03/16/01
    0432835924                       10.7500       05/01/01            00
    2013067                          10.2500       04/01/31            0
    0                                 6.8000       04/01/03        04/01/03
    K10/U57                           6.3000       05/01/03        05/01/03
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4920348                           9.0000         99,000.00        100
    MINTZ               ROBERT        9.0000         98,669.36         ZZ
                                      8.5000            796.58         1
                                     15.0000            796.58         90
    ST. PETERSBURG  FL    33711      14.5000       03/14/01
    0432836153                        9.0000       05/01/01            23
    2013069                           8.5000       04/01/31            0
    0                                 5.1000       04/01/03        04/01/03
    K10/U57                           4.6000       05/01/03        05/01/03
      25                              9.0000          .0000           .0000
    A                                12.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           08             0           00/00/00
                                        O             .0000


    4920351                          10.2500        137,700.00        100
    CRAWFORD            MICHAEL      10.2500        137,285.23         ZZ
                                      9.7500          1,233.94         1
                                     16.2500          1,233.94         90
    OKOBOJI         IA    51355      15.7500       02/02/01
    0432836179                       10.2500       04/01/01            23
    2013088                           9.7500       03/01/31            0
    0                                 6.1950       03/01/03        03/01/03
    K10/U57                           5.6950       04/01/03        04/01/03
      25                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4920352                          10.3500        103,550.00        100
    KHORASANI           MODJTABA     10.3500        103,288.39         ZZ
                                      9.8500            935.62         1
                                     16.3500            935.62         95
    EUSTIS          FL    32726      15.8500       03/16/01
    0432836187                       10.3500       05/01/01            23
    2013091                           9.8500       04/01/31            0
    0                                 5.7950       04/01/03        04/01/03
    K10/U57                           5.2950       05/01/03        05/01/03
      25                             10.3500          .0000           .0000
    A                                13.3500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4920354                          10.9900        103,400.00        100
    HOLLAND             DERRICK      10.9900        103,134.08         ZZ
                                     10.4900            983.93         1
                                     16.9900            983.93         90
    BLUE ISLAND     IL    60406      16.4900       03/02/01
    0432836203                       10.9900       04/01/01            23
    2013167                          10.4900       03/01/31            0
    0                                 6.9000       03/01/03        03/01/03
    K10/U57                           6.4000       04/01/03        04/01/03
      25                             10.9900          .0000           .0000
    A                                13.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4920355                          10.6500        153,000.00        100
    OQUENDO             AUREA        10.6500        152,576.81         ZZ
                                     10.1500          1,416.74         1
                                     16.6500          1,416.74         90
    CHICAGO         IL    60651      16.1500       02/23/01
    0432836229                       10.6500       04/01/01            23
    2013174                          10.1500       03/01/31            0
    0                                 6.9000       03/01/03        03/01/03
    K10/U57                           6.4000       04/01/03        04/01/03
      25                             10.6500          .0000           .0000
    A                                13.6500            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4920356                          11.7500         51,850.00        100
    CEDERQUIST          MICHAEL      11.7500         51,736.93         ZZ
                                     11.2500            523.38         1
                                     18.7500            523.38         85
    GRAND RAPIDS    MI    49504      18.2500       02/07/01
    0432836245                         .0000       04/01/01            23
    2013190                            .0000       03/01/31            0
    0                                 6.2500       03/01/04        03/01/04
    K10/U57                           5.7500       04/01/04        04/01/04
      45                             11.7500          .0000           .0000
    A                                13.7500            6              6
      360                               R            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4920357                          11.1250         55,200.00        100
    LONG                MICHAEL      11.1250         55,041.74         ZZ
                                     10.6250            530.90         1
                                     18.1250            530.90         80
    INDIANAPOLIS    IN    46225      17.6250       01/19/01
    0432835973                       11.1250       03/01/01            00
    2013191                          10.6250       02/01/31            0
    0                                 6.0000       02/01/04        02/01/04
    K10/U57                           5.5000       03/01/04        03/01/04
      45                             11.1250          .0000           .0000
    A                                12.1250            6              6
      360                               R            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4920359                           9.2000        139,500.00        100
    WALLACE             WILLIAM       9.2000        138,887.02         ZZ
                                      8.7000          1,142.59         1
                                     15.2000          1,142.59         90
    BELLFLOWER      CA    90706      14.7000       01/25/01
    0432836278                        9.2000       03/01/01            23
    2013197                           8.7000       02/01/31            0
    0                                 5.1500       02/01/03        02/01/03
1


    K10/U57                           4.6500       03/01/03        03/01/03
      25                              9.2000          .0000           .0000
    A                                12.2000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4921589                           7.7500        144,000.00        100
    ANDERSEN            DENNIS        7.7500        142,845.16         ZZ
                                      7.3750          1,031.64         1
                                     12.7500          1,031.64         80
    BRUSH PRAIRIE   WA    98606      12.3750       09/29/00
    0000181182                         .0000       12/01/00            00
    0000181182                         .0000       11/01/30            0
    0                                 2.7500       11/01/05        11/01/05
    230/230                           2.3750       12/01/05        12/01/05
      45                              5.7500          .0000           .0000
    A                                 9.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              01          10/29/01
        .0000                           27             E           09/29/05
                                        O             .6250


    4921714                           8.3750        172,700.00        100
    DOUNGCHAN           PAIBOON       8.3750        171,127.01         ZZ
                                      8.0000          1,312.65         1
                                     13.3750          1,312.65         80
    TIGARD          OR    97224      13.0000       07/06/00
    0000194355                         .0000       09/01/00            00
    0000194355                         .0000       08/01/30            0
    0                                 2.7500       08/01/05        08/01/05
    230/230                           2.3750       09/01/05        09/01/05
      45                              6.3750          .0000           .0000
    A                                10.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          08/06/01
        .0000                           03             E           07/06/05
                                        O             .6250


    4921716                           8.2500        148,000.00        100
    SPAULDING           SCOTT         8.2500        146,721.15         ZZ
                                      7.8750          1,111.88         1
                                     13.2500          1,111.88         93
    PORTLAND        OR    97211      12.8750       08/09/00
1


    0000195507                         .0000       10/01/00            11
    0000195507                         .0000       09/01/30           30
    0                                 3.1250       09/01/05        09/01/05
    230/230                           2.7500       10/01/05        10/01/05
      45                              6.2500          .0000           .0000
    A                                10.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4925017                          11.2500         57,500.00        100
    JONES               ROBERT       11.2500         57,311.28         ZZ
                                     10.7500            558.48         1
                                     18.2500            558.48         50
    BELDING         MI    48809      17.7500       01/19/01
    0432859601                         .0000       03/01/01            00
    10396                              .0000       02/01/31            0
    0                                 7.3750       02/01/03        02/01/03
    P77/U57                           6.8750       03/01/03        03/01/03
      25                             11.2500          .0000           .0000
    A                                14.2500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4925021                           9.9990        164,000.00        100
    TORRES              VALENTIN      9.9990        163,241.71         ZZ
                                      9.4990          1,439.10         3
                                     16.9990          1,439.10         77
    LOS ANGELES     CA    90065      16.4990       11/07/00
    0432866945                        9.9990       01/01/01            23
    9389                              9.4990       12/01/30            0
    0                                 6.1240       12/01/02        12/01/02
    P77/U57                           5.6240       01/01/03        01/01/03
      25                              9.9990          .0000           .0000
    A                                11.9990            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4934140                           6.7500         99,405.92        100
    CALOS               STEVE         6.7500         98,967.60         ZZ
1


                                      6.2500            651.94         1
                                     13.5000            922.17        137
    RICHMOND        VA    23225      13.0000       06/27/88
    0001193382                         .0000       08/01/88            00
    0001193382                         .0000       07/01/18            0
    0                                 2.8750       07/01/89        07/01/02
    Q72/W10                           2.3750       08/01/89        08/01/02
      45                              5.7500          .0000           .0000
    A                                 9.7500           12             12
      360                               1            2.0000          2.0000
       5.7500                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4934214                          11.7500         30,000.00        100
    WILSON              YOLANDA      11.7500         29,464.27         ZZ
                                     11.2500            302.82         1
                                     18.7500            317.23        100
    GRAND RAPIDS    MI    49503      18.2500       08/04/97
    0001551076                       11.7500       10/01/97            00
    0001551076                       11.2500       09/01/27            0
    0                                 6.5000       03/01/98        03/01/02
    Q72/W10                           6.0000       04/01/98        04/01/02
      25                             11.7500          .0000           .0000
    A                                14.7500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4934247                          10.2500         90,000.00        100
    SMITH               ROBERT       10.2500         88,700.49         ZZ
                                      9.7500            798.14         1
                                     16.1250            872.05         79
    STONE MOUNTAIN  GA    30083      15.6250       02/17/99
    0001718949                       10.1250       04/01/99            00
    0001718949                        9.6250       03/01/29            0
    0                                 5.9500       03/01/01        03/01/02
    Q72/W10                           5.4500       04/01/01        04/01/02
      25                             10.1250          .0000           .0000
    A                                13.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4934266                          10.1250         33,550.00        100
    JONES               DONNO        10.1250         31,134.46         ZZ
                                      9.6250            291.33         1
                                     15.8750            294.31         61
    HOUSTON         TX    77034      15.3750       12/07/94
    0001720275                         .0000       02/01/95            00
    0001720275                         .0000       01/01/25            0
    0                                 4.0000       01/01/96        01/01/02
    Q72/W10                           3.5000       02/01/96        02/01/02
      45                              7.8750          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4934267                           9.3750         99,450.00        100
    MCKIAN              TIMOTHY       9.3750         94,818.78         ZZ
                                      8.8750            729.73         1
                                     14.0000            826.20         70
    HOUSTON         TX    77095      13.5000       02/22/96
    0001720309                         .0000       04/01/96            00
    0001720309                         .0000       03/01/26            0
    0                                 4.5000       03/01/97        03/01/02
    Q72/W10                           4.0000       04/01/97        04/01/02
      45                              6.0000          .0000           .0000
    A                                10.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4934282                          12.1250         56,800.00        100
    OSEI                ANTHONY      12.1250         56,004.63         ZZ
                                     11.6250            530.22         1
                                     16.7500            588.53         80
    BOLINGBROOK     IL    60440      16.2500       09/22/98
    0001721232                       10.7500       11/01/98            00
    0001721232                       10.2500       10/01/28            0
    0                                 6.0000       10/01/99        10/01/02
    Q72/W10                           5.5000       11/01/99        11/01/02
      45                              8.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4934284                          11.0000        111,100.00        100
    GEARHART            DANIEL       11.0000        109,790.90         ZZ
                                     10.5000          1,058.03         1
                                     17.0000          1,058.03         75
    STREAMWOOD      IL    60107      16.5000       04/30/99
    0001721349                       11.0000       06/01/99            00
    0001721349                       10.5000       05/01/29            0
    0                                 5.8750       05/01/01        05/01/03
    Q72/W10                           5.3750       06/01/01        06/01/03
      45                              9.0000          .0000           .0000
    A                                13.0000           24             24
      360                               2A           2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4934301                          11.2500         55,488.00        100
    CASTANEDA           PHYLLIS      11.2500         54,547.00         ZZ
                                     10.7500            497.23         1
                                     16.2500            537.78         82
    PULLMAN         MI    49450      15.7500       08/07/98
    0001722297                       10.2500       10/01/98            00
    0001722297                        9.7500       09/01/28            0
    0                                 4.8750       09/01/00        09/01/02
    Q72/W10                           4.3750       10/01/00        10/01/02
      45                              8.2500          .0000           .0000
    A                                12.2500           24             24
      360                               2A           2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4934317                          11.2500         50,149.00        100
    FRIEDRICHS          ROLAND       11.2500         49,633.70         ZZ
                                     10.7500            487.08         1
                                     18.2500            487.08         85
    LAMAR           MO    64759      17.7500       12/14/99
    0001723121                       11.2500       02/01/00            00
    0001723121                       10.7500       01/01/30            0
    0                                 5.6250       01/01/02        01/01/02
    Q72/W10                           5.1250       02/01/02        02/01/02
      25                             11.2500          .0000           .0000
    A                                14.2500            6              6
1


      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4934453                          10.1750         15,000.00        100
    HOWARD              JAMES        10.1750         14,826.65         ZZ
                                      9.6750            133.58         1
                                     16.1750            133.92         41
    NEW PORT RICHE  FL    34652      15.6750       09/23/99
    0001730787                         .0000       11/01/99            00
    0001730787                         .0000       10/01/29            0
    0                                 7.7500       10/01/01        10/01/02
    Q72/W10                           7.2500       11/01/01        11/01/02
      45                              8.1750          .0000           .0000
    A                                12.1750           12             12
      360                               9            2.0000          2.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4934456                          11.3750        128,150.00        100
    GYNN                DAVID        11.3750        127,073.84         ZZ
                                     10.8750          1,256.85         1
                                     17.3750          1,256.85         55
    HAINES CITY     FL    33844      16.8750       10/26/99
    0001731157                         .0000       12/01/99            00
    0001731157                         .0000       11/01/29            0
    0                                 7.7500       11/01/01        11/01/01
    Q72/W10                           7.2500       12/01/01        12/01/01
      45                              9.3750          .0000           .0000
    A                                13.3750           12             12
      360                               9            2.0000          2.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4943648                           9.2500        144,000.00        100
    EDWARDS             SARAH         9.2500        143,156.51         ZZ
                                      8.7500          1,184.66         1
                                     15.2500          1,184.66        100
    EDWARDSVILLE    IL    62025      14.7500       12/12/00
    0432848588                        9.2500       01/18/01            23
    45545                             8.7500       12/18/30            0
    0                                 5.3500       12/18/03        12/18/03
1


    K52/U56                           4.8500       01/18/04        01/18/04
      25                              9.2500          .0000           .0000
    A                                12.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4943649                          11.7500        135,775.00        100
    LINEEN              THOMAS       11.7500        135,434.98         ZZ
                                     11.2500          1,370.53         1
                                     17.7500          1,370.53        100
    CHARLOTTE       NC    28205      17.2500       02/02/01
    0432848612                       11.7500       03/02/01            23
    48150                            11.2500       02/02/31            0
    0                                 7.1000       02/02/03        02/02/03
    K52/U56                           6.6000       03/02/03        03/02/03
      25                             11.7500          .0000           .0000
    A                                14.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4943658                          11.5000        110,000.00        100
    JOHNSTON_JR         THOMAS       11.5000        109,709.09         ZZ
                                     11.0000          1,089.33         1
                                     17.5000          1,089.33        100
    TERRE HAUTE     IN    47802      17.0000       01/26/01
    0432848737                       11.5000       03/02/01            23
    54259                            11.0000       02/02/31            0
    0                                 6.7500       02/02/04        02/02/04
    K52/U56                           6.2500       03/02/04        03/02/04
      25                             11.5000          .0000           .0000
    A                                14.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4943659                           8.0000         60,000.00        100
    GRANDE              RENE          8.0000         59,670.30         ZZ
                                      7.5000            440.26         1
                                     14.0000            440.26        100
    WILKES BARRE    PA    18702      13.5000       02/23/01
1


    0432848752                        8.0000       03/23/01            23
    55047                             7.5000       02/23/31            0
    0                                 4.9500       02/23/03        02/23/03
    K52/U56                           4.4500       03/23/03        03/23/03
      25                              8.0000          .0000           .0000
    A                                11.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4943660                          10.5500        248,900.00        100
    DOWNING             JERRY        10.5500        248,092.66         ZZ
                                     10.0500          2,286.10         1
                                     16.5500          2,286.10         95
    LONDON          OH    43140      16.0500       01/26/01
    0432848760                       10.5500       03/02/01            23
    56370                            10.0500       02/02/31            0
    0                                 6.2000       02/02/03        02/02/03
    K52/U56                           5.7000       03/02/03        03/02/03
      25                             10.5500          .0000           .0000
    A                                13.5500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4943663                          10.8500        165,000.00        100
    NIELSEN             P            10.8500        164,619.31         ZZ
                                     10.3500          1,552.67         1
                                     16.8500          1,552.67        100
    WARREN          RI    02885      16.3500       04/13/01
    0432848802                       10.8500       05/13/01            23
    58527                            10.3500       04/13/31            0
    0                                 6.4000       04/13/04        04/13/04
    K52/U56                           5.9000       05/13/04        05/13/04
      25                             10.8500          .0000           .0000
    A                                13.8500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4943668                          10.7000        105,800.00        100
    MROZ                STEVEN       10.7000        105,510.48         ZZ
1


                                     10.2000            983.65         1
                                     16.7000            983.65        100
    SOUTH EUCLID    OH    44121      16.2000       03/15/01
    0432848877                       10.7000       04/15/01            23
    62372                            10.2000       03/15/31            0
    0                                 6.1500       03/15/03        03/15/03
    K52/U56                           5.6500       04/15/03        04/15/03
      25                             10.7000          .0000           .0000
    A                                13.7000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4943669                          10.9500        110,000.00        100
    TREECE              GWENDOLYN    10.9500        109,714.66         ZZ
                                     10.4500          1,043.41         1
                                     16.9500          1,043.41        100
    LIMA            OH    45804      16.4500       03/16/01
    0432848885                       10.9500       04/27/01            23
    62428                            10.4500       03/27/31            0
    0                                 7.1500       03/27/03        03/27/03
    K52/U56                           6.6500       04/27/03        04/27/03
      25                             10.9500          .0000           .0000
    A                                13.9500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4943670                          10.7000         92,000.00        100
    WHITE               JUANITA      10.7000         91,748.23         ZZ
                                     10.2000            855.35         1
                                     16.7000            855.35        100
    RALEIGH         NC    27610      16.2000       03/09/01
    0432848893                       10.7000       04/09/01            23
    62960                            10.2000       03/09/31            0
    0                                 6.1000       03/09/03        03/09/03
    K52/U56                           5.6000       04/09/03        04/09/03
      25                             10.7000          .0000           .0000
    A                                13.7000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4943671                          10.7000        178,000.00        100
    ABEYTA              ANGELA       10.7000        177,512.88         ZZ
                                     10.2000          1,654.92         1
                                     16.7000          1,654.92        100
    AURORA          CO    80015      16.2000       03/05/01
    0432848901                       10.7000       04/09/01            23
    63115                            10.2000       03/09/31            0
    0                                 6.6000       03/09/03        03/09/03
    K52/U56                           6.1000       04/09/03        04/09/03
      25                             10.7000          .0000           .0000
    A                                13.7000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4943672                           9.9950        125,000.00        100
    ALDERETE            JOHNNY        9.9950        124,543.96         ZZ
                                      9.4950          1,096.51         1
                                     15.9950          1,096.51        100
    KERNERSVILLE    NC    27284      15.4950       02/16/01
    0432848919                        9.9950       03/22/01            23
    63227                             9.4950       02/22/31            0
    0                                 6.0000       02/22/03        02/22/03
    K52/U56                           5.5000       03/22/03        03/22/03
      25                              9.9950          .0000           .0000
    A                                12.9950            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4943673                          11.0000         40,300.00        100
    PHILLIPS            MICHELE      11.0000         40,196.58         ZZ
                                     10.5000            383.79         1
                                     17.0000            383.79        100
    MASONTOWN       PA    15461      16.5000       03/06/01
    0432848927                       11.0000       04/06/01            23
    63456                            10.5000       03/06/31            0
    0                                 6.4000       03/06/04        03/06/04
    K52/U56                           5.9000       04/06/04        04/06/04
      25                             11.0000          .0000           .0000
    A                                14.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4943675                          10.9500        127,000.00        100
    COY                 KAREN        10.9500        126,615.57         ZZ
                                     10.4500          1,204.65         1
                                     16.9500          1,204.65        100
    JACKSONVILLE    FL    32256      16.4500       02/26/01
    0432848943                       10.9500       03/26/01            23
    64322                            10.4500       02/26/31            0
    0                                 6.2000       02/26/03        02/26/03
    K52/U56                           5.7000       03/26/03        03/26/03
      25                             10.9500          .0000           .0000
    A                                13.9500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4943676                           9.9500        183,000.00        100
    WYNTER              DORINDA       9.9500        182,412.79         ZZ
                                      9.4500          1,599.20         1
                                     15.9500          1,599.20        100
    DAYTON          OH    45458      15.4500       03/15/01
    0432848968                        9.9500       04/20/01            23
    65167                             9.4500       03/20/31            0
    0                                 6.9000       03/20/03        03/20/03
    K52/U56                           6.4000       04/20/03        04/20/03
      25                              9.9500          .0000           .0000
    A                                12.9500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4943678                          11.4000        150,000.00        100
    QUILLEN             WILLIAM      11.4000        149,591.42         ZZ
                                     10.9000          1,474.01         1
                                     17.4000          1,474.01        100
    CHARLOTTE       NC    28269      16.9000       04/27/01
    0432849008                       11.4000       05/27/01            23
    67365                            10.9000       04/27/31            0
    0                                 7.2000       04/27/04        04/27/04
    K52/U56                           6.7000       05/27/04        05/27/04
      25                             11.4000          .0000           .0000
    A                                14.4000            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4943680                           9.4500         87,000.00        100
    RICKENBACKER        MARSHALL      9.4500         86,690.01         ZZ
                                      8.9500            728.38         1
                                     15.4500            728.38        100
    ORANGEBURG      SC    29115      14.9500       03/14/01
    0432849024                        9.4500       04/14/01            23
    67629                             8.9500       03/14/31            0
    0                                 5.8500       03/14/03        03/14/03
    K52/U56                           5.3500       04/14/03        04/14/03
      25                              9.4500          .0000           .0000
    A                                12.4500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4943681                          11.2000        119,300.00        100
    MATTHEWS            KLINE        11.2000        118,966.08         ZZ
                                     10.7000          1,154.19         1
                                     17.2000          1,154.19        100
    LUGOFF          SC    29078      16.7000       03/30/01
    0432849032                       11.2000       04/30/01            23
    68157                            10.7000       03/30/31            0
    0                                 6.6500       03/30/04        03/30/04
    K52/U56                           6.1500       04/30/04        04/30/04
      25                             11.2000          .0000           .0000
    A                                14.2000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4943683                          11.7000        163,000.00        100
    FADER               SCOTT        11.7000        162,523.95         ZZ
                                     11.2000          1,639.10         1
                                     17.7000          1,639.10        100
    LAKE ORION      MI    48362      17.2000       03/16/01
    0432849057                       11.7000       04/21/01            23
    68350                            11.2000       03/21/31            0
    0                                 7.0500       03/21/03        03/21/03
1


    K52/U56                           6.5500       04/21/03        04/21/03
      25                             11.7000          .0000           .0000
    A                                14.7000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4943684                          10.4900         87,000.00        100
    WELLS               THOMAS       10.4900         86,750.33         ZZ
                                      9.9900            795.18         1
                                     16.4900            795.18        100
    LINCOLN         NE    68502      15.9900       03/26/01
    0432849073                       10.4900       04/30/01            23
    68840                             9.9900       03/30/31            0
    0                                 6.4000       03/30/04        03/30/04
    K52/U56                           5.9000       04/30/04        04/30/04
      25                             10.4900          .0000           .0000
    A                                13.4900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4943686                          11.5000        119,900.00        100
    HOFMANN             LAURA        11.5000        119,664.50         ZZ
                                     11.0000          1,187.36         1
                                     17.5000          1,187.36        100
    WAUWATOSA       WI    53213      17.0000       04/25/01
    0432849115                       11.5000       05/25/01            23
    71189                            11.0000       04/25/31            0
    0                                 7.3000       04/25/04        04/25/04
    K52/U56                           6.8000       05/25/04        05/25/04
      25                             11.5000          .0000           .0000
    A                                14.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4943690                          10.6000         99,000.00        100
    VINCENT             JAMES        10.6000         98,763.78         ZZ
                                     10.1000            913.01         1
                                     16.6000            913.01        100
    OWENSBORO       KY    42301      16.1000       04/30/01
1


    0432849941                       10.6000       05/30/01            23
    74661                            10.1000       04/30/31            0
    0                                 6.7000       04/30/04        04/30/04
    K52/U56                           6.2000       05/30/04        05/30/04
      25                             10.6000          .0000           .0000
    A                                13.6000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4943691                           9.9900        136,000.00        100
    SKELTON             TED           9.9900        135,630.61         ZZ
                                      9.4900          1,192.50         1
                                     15.9900          1,192.50        100
    EASLEY          SC    29642      15.4900       04/17/01
    0432849149                        9.9900       05/23/01            23
    74772                             9.4900       04/23/31            0
    0                                 6.4000       04/23/04        04/23/04
    K52/U56                           5.9000       05/23/04        05/23/04
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4943694                          10.5000        175,000.00        100
    MARTINEZ            DAVID        10.5000        174,646.13         ZZ
                                     10.0000          1,600.80         1
                                     16.5000          1,600.80        100
    HOLLAND         MI    49424      16.0000       04/27/01
    0432849966                       10.5000       06/02/01            23
    77383                            10.0000       05/02/31            0
    0                                 6.7000       05/02/04        05/02/04
    K52/U56                           6.2000       06/02/04        06/02/04
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4943695                           9.9500         68,000.00        100
    BROWN               BRIAN         9.9500         67,813.73         ZZ
1


                                      9.4500            594.24         1
                                     15.9500            594.24        100
    ROCK HILL       SC    29730      15.4500       04/25/01
    0432849982                        9.9500       05/30/01            23
    77630                             9.4500       04/30/31            0
    0                                 6.1000       04/30/03        04/30/03
    K52/U56                           5.6000       05/30/03        05/30/03
      25                              9.9500          .0000           .0000
    A                                12.9500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4946803                          11.5000         89,520.00        100
    DAVIS               BARBARA      11.5000         89,027.83         ZZ
                                     11.0000            886.51         1
                                     17.5000            886.51         80
    EUCLID          OH    44132      17.0000       05/16/00
    0432851194                       11.5000       07/01/00            00
    1002241                          11.0000       06/01/30            0
    0                                 6.5000       06/01/02        06/01/02
    Q64/U57                           6.0000       07/01/02        07/01/02
      25                             11.5000          .0000           .0000
    A                                14.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4950882                           9.6250         64,600.00        100
    KRATZENBERG         RACHEL        9.6250         64,506.40         ZZ
                                      9.1250            549.10         1
                                     15.6250            549.10         85
    MC KEESPORT     PA    15132      15.1250       06/08/01
    0432870400                        9.6250       08/01/01            23
    BC31860                           9.1250       07/01/31            0
    0                                 7.7500       07/01/04        07/01/04
    P87/U56                           7.2500       08/01/04        08/01/04
      25                              9.6250          .0000           .0000
    A                                12.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4951242                          11.4000         60,000.00        100
    EVATT               BAXTER       11.4000         59,713.78         ZZ
                                     10.9000            589.61         1
                                     17.4000            589.61         75
    HANOVER         NM    88041      16.9000       02/08/01
    0432854701                       11.4000       04/01/01            00
    105709                           10.9000       03/01/31            0
    0                                 7.1500       03/01/03        03/01/03
    M50/U56                           6.6500       04/01/03        04/01/03
      25                             11.4000          .0000           .0000
    A                                13.4000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4951243                          10.8500         65,600.00        100
    EVATT               BAXTER       10.8500         65,168.94         ZZ
                                     10.3500            617.31         2
                                     16.8500            617.31         80
    SANTA CLARA     NM    88026      16.3500       02/08/01
    0432854727                       10.8500       04/01/01            00
    10-5721                          10.3500       03/01/31            0
    0                                 6.5000       03/01/04        03/01/04
    M50/U56                           6.0000       04/01/04        04/01/04
      25                             10.8500          .0000           .0000
    A                                13.8500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4951244                          11.4000         51,000.00        100
    EVATT               BAXTER       11.4000         50,727.79         ZZ
                                     10.9000            501.17         1
                                     17.4000            501.17         75
    HANOVER         NM    88041      16.9000       02/08/01
    0432854743                       11.4000       04/01/01            00
    10-5722                          10.9000       03/01/31            0
    0                                 7.1500       03/01/03        03/01/03
    M50/U56                           6.6500       04/01/03        04/01/03
      25                             11.4000          .0000           .0000
    A                                13.4000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4951245                          11.3500         65,600.00        100
    EVATT               BAXTER       11.3500         65,296.97         ZZ
                                     10.8500            642.14         1
                                     17.3500            642.14         80
    SILVER CITY     NM    88061      16.8500       02/08/01
    0432854776                       11.3500       04/01/01            00
    10-5771                          10.8500       03/01/31            0
    0                                 6.2500       03/01/04        03/01/04
    M50/U56                           5.7500       04/01/04        04/01/04
      25                             11.3500          .0000           .0000
    A                                14.3500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4951246                          12.5000        198,750.00        100
    LOPEZ               JOE          12.5000        198,436.74         ZZ
                                     12.0000          2,121.18         1
                                     18.5000          2,121.18         75
    SANTA CRUZ      NM    87567      18.0000       03/26/01
    0432854784                       12.5000       05/01/01            00
    10-6037                          12.0000       04/01/31            0
    0                                 7.0000       04/01/04        04/01/04
    M50/U56                           6.5000       05/01/04        05/01/04
      25                             12.5000          .0000           .0000
    A                                15.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4951247                          12.4500        125,500.00        100
    RUMBER              JR.          12.4500        125,048.53         ZZ
                                     11.9500          1,334.54         1
                                     18.4500          1,334.54        100
    MISSOURI CITY   TX    77489      17.9500       08/17/00
    0432854602                         .0000       10/01/00            23
    12-4955                            .0000       09/01/30            0
    0                                 8.5000       09/01/02        09/01/02
    M50/U56                           8.0000       10/01/02        10/01/02
      25                             12.4500          .0000           .0000
    A                                14.4500            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4951248                          12.6500         39,200.00        100
    SHERRILL            PAUL         12.6500         39,108.95         ZZ
                                     12.1500            422.93         1
                                     18.6500            422.93         95
    GRANITE FALLS   NC    28630      18.1500       12/05/00
    0432854610                       12.6500       02/01/01            23
    17-5373                          12.1500       01/01/31            0
    0                                 7.7500       01/01/03        01/01/03
    M50/U56                           7.2500       02/01/03        02/01/03
      25                             12.6500          .0000           .0000
    A                                14.6500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4951250                          12.8500        166,500.00        100
    MACKEY              ROBERT       12.8500        166,298.78         ZZ
                                     12.3500          1,822.33         2
                                     18.8500          1,822.33         90
    CHICAGO         IL    60624      18.3500       04/06/01
    0432854644                       12.8500       06/01/01            23
    22-6065                          12.3500       05/01/31            0
    0                                 6.5000       05/01/04        05/01/04
    M50/U56                           6.0000       06/01/04        06/01/04
      25                             12.8500          .0000           .0000
    A                                15.8500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4951251                          11.1000         58,400.00        100
    ALLEN               TERRY        11.1000         58,253.39         ZZ
                                     10.6000            560.57         1
                                     17.1000            560.57         80
    WARREN          MI    48091      16.6000       02/23/01
    0432854826                       11.1000       04/01/01            00
    27-5768                          10.6000       03/01/31            0
    0                                 6.0000       03/01/04        03/01/04
1


    M50/U56                           5.5000       04/01/04        04/01/04
      25                             11.1000          .0000           .0000
    A                                14.1000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4959042                          11.1250         42,350.00        100
    LAQUA               NICHOLAS     11.1250         42,244.27         ZZ
                                     10.6250            407.31         1
                                     18.1250            407.31         70
    KENYON          MN    55946      17.6250       02/22/01
    0432859775                         .0000       04/01/01            00
    10513                              .0000       03/01/31            0
    0                                 7.9170       03/01/03        03/01/03
    P77/U57                           7.4170       04/01/03        04/01/03
      25                             11.1250          .0000           .0000
    A                                14.1250            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4960734                           8.9900         61,000.00        100
    SANDERS SR          CLINTON       8.9900         60,830.54         ZZ
                                      8.4900            490.38         1
                                     17.6250            490.38         88
    GARY            IN    46406      17.1250       04/14/01
    0432875185                        8.9900       06/01/01            23
    9516                              8.4900       05/01/31            0
    0                                 5.7400       05/01/03        05/01/03
    T76/U57                           5.2400       06/01/03        06/01/03
      25                              8.9900          .0000           .0000
    A                                11.9900            6              6
      360                               E            1.0000          1.0000
       8.6350                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4962426                          10.2500        118,150.00        100
    GIBSON              JAMES        10.2500        117,949.28         ZZ
                                      9.7500          1,058.74         1
                                     17.2500          1,058.74         85
    ALBUQUERQUE     NM    87111      16.7500       05/31/01
1


    0432875888                       10.2500       07/01/01            23
    6372                              9.7500       06/01/31            0
    0                                 7.0000       06/01/04        06/01/04
    U45/U57                           6.5000       07/01/04        07/01/04
      45                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               R            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4966585                          11.6400        197,600.00        100
    HAVERLAND           RONALD       11.6400        197,158.72         ZZ
                                     11.1400          1,977.95         4
                                     17.6400          1,977.95         80
    GRAHAM          NC    27253      17.1400       03/21/01
    0432871861                         .0000       04/21/01            00
    3466                               .0000       03/21/31            0
    0                                 6.8900       03/21/03        03/21/03
    U77/U56                           6.3900       04/21/03        04/21/03
      25                              8.6400          .0000           .0000
    A                                14.6400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4969821                           8.5000        286,000.00        100
    CARMAN              LILLIAN       8.5000        277,995.11         ZZ
                                      8.0000          1,188.18         1
                                     14.5000          2,247.06         74
    HONOLULU        HI    96819      14.0000       06/04/98
    7851470                           8.5000       06/01/98            00
    0899007694                         .0000       05/01/26            0
    0                                 3.8750       05/01/99        05/01/02
    Q72/W60                           3.3750       06/01/99        06/01/02
      45                              6.5000          .0000           .0000
    A                                10.5000           12             12
      336                               1            2.0000          2.0000
       7.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4970039                          11.7500         93,500.00        100
    HILLEBRANDT         JOHN         11.7500         92,432.71         ZZ
1


                                     11.2500            855.29         1
                                     16.5000            941.49        100
    EDGERTON        WI    53534      16.0000       08/19/99
    7868326                          10.5000       09/24/99            00
    0899031215                       10.0000       08/24/29            0
    0                                 7.8700       08/24/01        02/24/02
    Q72/W60                           7.3700       09/24/01        03/24/02
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4970042                          10.8300         59,150.00        100
    CLINE               CONNIE       10.8300         58,701.04         ZZ
                                     10.3300            555.72         1
                                     16.8300            555.72         65
    ENNICE          NC    28623      16.3300       04/25/00
    7868409                          10.8300       06/01/00            00
    0899031363                       10.3300       05/01/30            0
    0                                 6.7000       05/01/02        05/01/02
    Q72/W60                           6.2000       06/01/02        06/01/02
      25                             10.8300          .0000           .0000
    A                                13.8300            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4970067                          10.9900         53,300.00        100
    CROFT               KENNETH      10.9900         52,158.03         ZZ
                                     10.4900            507.19         1
                                     17.4900            507.18         65
    INDEPENDENCE    MO    64055      16.9900       09/16/97
    7848104                          10.9900       11/01/97            00
    8000141                          10.4900       10/01/27            0
    0                                 6.7500       10/01/99        04/01/02
    Q72/W60                           6.2500       11/01/99        05/01/02
      25                             10.9900          .0000           .0000
    A                                13.9900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4970194                           9.8750         93,750.00        100
    BAKER               HEIDI         9.8750         92,149.19         ZZ
                                      9.3750            765.15         1
                                     16.1600            812.14         75
    CRANSTON        RI    02920      15.6600       01/14/99
    7862550                           9.1600       03/01/99            00
    8014712                           8.6600       02/01/29            0
    0                                 5.9500       02/01/01        02/01/02
    Q72/W60                           5.4500       03/01/01        03/01/02
      45                              9.1600          .0000           .0000
    A                                12.1600            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971560                          10.2700         67,925.00        100
    ALFRED              GLADYS       10.2700         67,810.07         ZZ
                                      9.7700            609.69         1
                                     16.2700            609.69         95
    MIAMI           FL    33161      15.7700       05/31/01
    0432885515                       10.2700       07/01/01            23
    4                                 9.7700       06/01/31            0
    0                                 6.5500       06/01/04        06/01/04
    U74/U56                           6.0500       07/01/04        07/01/04
      45                             10.2700          .0000           .0000
    A                                13.2700            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4971569                          10.5000        360,000.00        100
    AYALA               RENEE        10.5000        359,420.21         ZZ
                                     10.0000          3,293.06         1
                                     16.5000          3,293.06         90
    SAN JUAN CAPIS  CA    92675      16.0000       05/08/01
    0432886000                       10.5000       07/01/01            23
    13                               10.0000       06/01/31            0
    0                                 4.7500       06/01/03        06/01/03
    U74/U56                           4.2500       07/01/03        07/01/03
      45                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971575                           9.5000        131,250.00        100
    BECERRA             JOSE          9.5000        130,988.69         ZZ
                                      9.0000          1,103.62         1
                                     15.5000          1,103.62         75
    CYPRESS         CA    90630      15.0000       05/22/01
    0432887206                        9.5000       07/01/01            23
    19                                9.0000       06/01/31            0
    0                                 6.5000       06/01/03        06/01/03
    U74/U56                           6.0000       07/01/03        07/01/03
      45                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4971579                          11.7500         43,020.00        100
    BICALHO             VANADIR      11.7500         42,980.58         ZZ
                                     11.2500            434.25         1
                                     17.7500            434.25         90
    DEERFIELD BEAC  FL    33441      17.2500       06/06/01
    0432880151                       11.7500       08/01/01            23
    14010009304                      11.2500       07/01/31            0
    0                                 6.2500       07/01/04        07/01/04
    U74/U57                           5.7500       08/01/04        08/01/04
      45                             11.7500          .0000           .0000
    A                                14.7500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4971589                          10.8800        133,000.00        100
    BRODERICK           CLOVER       10.8800        132,802.61         ZZ
                                     10.3800          1,254.55         2
                                     16.8800          1,254.55         95
    HOLLYWOOD       FL    33020      16.3800       05/25/01
    0432876589                       10.8800       07/01/01            10
    14010009039                      10.3800       06/01/31           16
    0                                 6.5500       06/01/04        06/01/04
    U74/U56                           6.0500       07/01/04        07/01/04
      45                             10.8800          .0000           .0000
    A                                13.8800            6              6
1


      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971592                           9.7400        150,000.00        100
    BUFORD              CHADWICK      9.7400        149,716.05         ZZ
                                      9.2400          1,287.63         2
                                     15.7400          1,287.63         75
    ROCKLIN         CA    95677      15.4900       05/11/01
    0432887354                        9.7400       07/01/01            00
    10006803                          9.4900       06/01/31            0
    0                                 6.0000       06/01/03        06/01/03
    U74/U57                           5.5000       07/01/03        07/01/03
      45                              9.7400          .0000           .0000
    A                                12.7400            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4971598                          10.3500        224,062.00        100
    CAO                 ANDREA       10.3500        223,689.34         ZZ
                                      9.8500          2,024.50         1
                                     16.3500          2,024.50         95
    ELK GROVE       CA    95758      15.8500       05/03/01
    0432881555                       10.3500       07/01/01            23
    11010008257                       9.8500       06/01/31            0
    0                                 6.5500       06/01/03        06/01/03
    U74/U57                           6.0500       07/01/03        07/01/03
      45                             10.3500          .0000           .0000
    A                                13.3500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971599                          11.0500        140,000.00        100
    CARABALLO           DIOMARES     11.0500        138,718.42         ZZ
                                     10.5500          1,338.54         1
                                     17.0500          1,338.54         80
    NEW LONDON      CT    06320      16.5500       05/03/01
    0432881589                       11.0500       07/01/01            00
    10008059                         10.5500       06/01/31            0
    0                                 6.0000       06/01/04        06/01/04
1


    U74/U56                           5.5000       07/01/04        07/01/04
      45                             11.0500          .0000           .0000
    A                                14.0500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971608                          10.2300         56,000.00        100
    COLLIER             JANICE       10.2300         55,904.47         ZZ
                                      9.7300            500.98         1
                                     16.2300            500.98         95
    LITHONIA        GA    30038      15.7300       05/31/01
    0432887099                       10.2300       07/01/01            23
    52                                9.7300       06/01/31            0
    0                                 6.5500       06/01/03        06/01/03
    U74/U56                           6.0500       07/01/03        07/01/03
      45                             10.2300          .0000           .0000
    A                                13.2300            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4971612                          10.1300        128,250.00        100
    COREA               MICHAEL      10.1300        128,083.04         ZZ
                                      9.6300          1,137.83         2
                                     16.1300          1,137.83         95
    FT. LAUDERDALE  FL    33311      15.8800       06/01/01
    0432887685                       10.1300       08/01/01            23
    10009023                          9.8800       07/01/31            0
    0                                 6.5500       07/01/04        07/01/04
    U74/U57                           6.0500       08/01/04        08/01/04
      45                             10.1300          .0000           .0000
    A                                13.1300            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971613                           8.5000        168,000.00        100
    CRESPIN             VICTOR        8.5000        167,588.57         ZZ
                                      8.0000          1,291.77         1
                                     14.5000          1,291.77         79
    NATIONAL CITY   CA    91950      14.2500       05/09/01
1


    0432887743                        8.5000       07/01/01            00
    11010008519                       8.2500       06/01/31            0
    0                                 6.7500       06/01/03        06/01/03
    U74/U57                           6.2500       07/01/03        07/01/03
      45                              8.5000          .0000           .0000
    A                                11.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971623                          11.7500        270,000.00        100
    DEPONS              JOHN         11.7500        269,668.53         ZZ
                                     11.2500          2,725.41         1
                                     17.7500          2,725.41         90
    MIAMI           FL    33138      17.2500       05/21/01
    0432881837                       11.7500       07/01/01            23
    11010008740                      11.2500       06/01/31            0
    0                                 6.0000       06/01/06        06/01/06
    U74/U56                           5.5000       07/01/06        07/01/06
      45                             11.7500          .0000           .0000
    A                                14.7500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971628                           9.8500        108,000.00        100
    DUNCAN              DEBORAH       9.8500        107,800.25         ZZ
                                      9.3500            935.83         1
                                     15.8500            935.83         90
    UNION           WA    98592      15.3500       05/23/01
    0432881928                        9.8500       07/01/01            23
    10008152                          9.3500       06/01/31            0
    0                                 6.5000       06/01/03        06/01/03
    U74/U57                           6.0000       07/01/03        07/01/03
      45                              9.8500          .0000           .0000
    A                                12.8500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971632                           9.5000         90,000.00        100
    EIDEN               MARGARET      9.5000         89,820.81         ZZ
1


                                      9.0000            756.77         1
                                     15.5000            756.77         43
    ANAHEIM         CA    92804      15.0000       05/25/01
    0432882447                        9.5000       07/01/01            00
    76                                9.0000       06/01/31            0
    0                                 6.5000       06/01/03        06/01/03
    U74/U56                           6.0000       07/01/03        07/01/03
      45                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971638                          10.9800        109,250.00        100
    FARRER              ANTWAN       10.9800        109,131.56         ZZ
                                     10.4800          1,038.76         1
                                     16.9800          1,038.76         95
    LAWRENCEVILLE   GA    30044      16.4800       06/07/01
    0432882835                       10.9800       08/01/01            23
    10008997                         10.4800       07/01/31            0
    0                                 6.5500       07/01/03        07/01/03
    U74/U57                           6.0500       08/01/03        08/01/03
      45                             10.9800          .0000           .0000
    A                                13.9800            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971640                          10.9900        176,000.00        100
    FLOOD               JENNIFER     10.9900        175,744.95         ZZ
                                     10.4900          1,674.76         1
                                     16.9900          1,674.76         80
    FORT LAUDERDAL  FL    33305      16.4800       05/25/01
    0432883031                       10.9900       07/01/01            00
    14010009047                      10.4900       06/01/31            0
    0                                 6.5000       06/01/04        06/01/04
    U74/U57                           6.0000       07/01/04        07/01/04
      45                             10.9900          .0000           .0000
    A                                13.9900            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4971644                           9.2500        100,000.00        100
    FURRY               LEONILA       9.2500         99,786.82         ZZ
                                      8.7500            822.68         1
                                     15.2500            822.68         60
    NORTH LAS VEGA  NV    89031      14.7500       05/04/01
    0432879567                        9.2500       07/01/01            00
    88                                8.7500       06/01/31            0
    0                                 6.7500       06/01/03        06/01/03
    U74/U56                           6.2500       07/01/03        07/01/03
      45                              9.2500          .0000           .0000
    A                                12.2500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4971647                          10.7500        120,000.00        100
    GILLEN              JOHN         10.7500        119,816.85         ZZ
                                     10.2500          1,120.18         1
                                     16.7500          1,120.18         80
    SLIPPERY ROCK   PA    16057      16.2500       05/17/01
    0432882876                       10.7500       07/01/01            00
    10008678                         10.2500       06/01/31            0
    0                                 6.7500       06/01/03        06/01/03
    U74/U57                           6.2500       07/01/03        07/01/03
      45                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971650                          10.0000         71,200.00        100
    GORDON              ROBERT       10.0000         71,072.43         ZZ
                                      9.5000            624.83         1
                                     16.0000            624.83         80
    MIRAMAR         FL    33023      15.7500       05/14/01
    0432883395                       10.0000       07/01/01            23
    94                                9.7500       06/01/31            0
    0                                 6.0000       06/01/04        06/01/04
    U74/U57                           5.5000       07/01/04        07/01/04
      45                             10.0000          .0000           .0000
    A                                13.0000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971652                           9.5000         89,600.00        100
    GRIFFITH            GABRIELLE     9.5000         89,421.58         ZZ
                                      9.0000            753.41         1
                                     15.5000            753.41         80
    PEMBROKE PINES  FL    33024      15.0000       05/21/01
    0432889897                        9.5000       07/01/01            00
    14010008803                       9.0000       06/01/31            0
    0                                 6.0000       06/01/04        06/01/04
    U74/U56                           5.5000       07/01/04        07/01/04
      45                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971655                           7.5000        207,000.00        100
    GUIDRY              MICHAEL       7.5000        206,379.73         ZZ
                                      7.0000          1,447.37         1
                                     13.5000          1,447.37         63
    BRENTWOOD       CA    94513      13.0000       05/17/01
    0432886158                        7.5000       07/01/01            00
    99                                7.0000       06/01/31            0
    0                                 6.0000       06/01/03        06/01/03
    U74/U56                           5.5000       07/01/03        07/01/03
      45                              7.5000          .0000           .0000
    A                                10.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971656                          11.0500        147,000.00        100
    GUINN               LONNIE       11.0500        146,789.75         ZZ
                                     10.5500          1,405.47         1
                                     17.0500          1,405.47         85
    SAGINAW         MI    48609      16.8000       05/23/01
    0432888113                       11.0500       07/01/01            23
    100                              10.8000       06/01/31            0
    0                                 6.5000       06/01/03        06/01/03
    U74/U57                           6.0000       07/01/03        07/01/03
      45                             11.0500          .0000           .0000
    A                                14.0500            6              6
1


      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971660                           9.7500         63,000.00        100
    GUZMAN              MARINO        9.7500         62,880.99         ZZ
                                      9.2500            541.27         1
                                     15.7500            541.27         90
    GROTON          CT    06340      15.2500       05/17/01
    0432890218                        9.7500       07/01/01            23
    10008019                          9.2500       06/01/31            0
    0                                 6.5500       06/01/04        06/01/04
    U74/U57                           6.0500       07/01/04        07/01/04
      45                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    4971662                           9.8000         76,500.00        100
    HAMILTON            WARD          9.8000         76,357.02         ZZ
                                      9.3000            660.06         2
                                     15.8000            660.06         85
    ENFIELD         CT    06082      15.5500       05/18/01
    0432887859                        9.8000       07/01/01            23
    106                               9.5500       06/01/31            0
    0                                 6.2500       06/01/04        06/01/04
    U74/U57                           5.7500       07/01/04        07/01/04
      45                              9.8000          .0000           .0000
    A                                12.8000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971675                           8.9900        199,750.00        100
    HERNANDEZ           CONSTANTI     8.9900        199,307.70         ZZ
                                      8.4900          1,605.80         2
                                     14.9900          1,605.80         85
    LOS ANGELES     CA    90007      14.4900       05/22/01
    0432888725                        8.9900       07/01/01            23
    119                               8.4900       06/01/31            0
    0                                 6.0000       06/01/03        06/01/03
1


    U74/U56                           5.5000       07/01/03        07/01/03
      45                              8.9900          .0000           .0000
    A                                11.9900            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971681                          10.8000         64,440.00        100
    ITO                 SEIKO        10.8000         64,342.70         ZZ
                                     10.3000            603.96         1
                                     16.8000            603.96         90
    INDIANAPOLIS    IN    46224      16.5500       05/02/01
    0432893543                       10.8000       07/01/01            23
    125                              10.5500       06/01/31            0
    0                                 6.2500       06/01/03        06/01/03
    U74/U57                           5.7500       07/01/03        07/01/03
      45                             10.8000          .0000           .0000
    A                                13.8000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971682                           7.9900        133,600.00        100
    JACKSON             MARGARET      7.9900        133,237.09         ZZ
                                      7.4900            979.38         1
                                     13.9900            979.38         80
    STOCKTON        CA    95209      13.7400       05/03/01
    0432878353                        7.9900       07/01/01            23
    11010008205                       7.7400       06/01/31            0
    0                                 6.5000       06/01/03        06/01/03
    U74/U57                           6.0000       07/01/03        07/01/03
      45                              7.9900          .0000           .0000
    A                                10.9900            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971689                          11.0000         56,000.00        100
    JOHNSON             NICOLE       11.0000         55,919.03         ZZ
                                     10.5000            533.30         1
                                     17.0000            533.30         80
    FT. LAUDERDALE  FL    33312      16.7500       05/16/01
1


    0432889632                       11.0000       07/01/01            00
    133                              10.7500       06/01/31            0
    0                                 6.5000       06/01/04        06/01/04
    U74/U57                           6.0000       07/01/04        07/01/04
      45                             11.0000          .0000           .0000
    A                                14.0000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971694                          10.1300         54,150.00        100
    JOHNSON             AMIE         10.1300         54,055.60         ZZ
                                      9.6300            480.42         1
                                     16.1300            480.42         95
    PALM BEACH GAR  FL    33410      15.6300       05/03/01
    0432890192                       10.1300       07/01/01            23
    138                               9.6300       06/01/31            0
    0                                 6.5500       06/01/04        06/01/04
    U74/U56                           6.0500       07/01/04        07/01/04
      45                             10.1300          .0000           .0000
    A                                13.1300            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4971697                           9.7500        108,750.00        100
    JONES               ILMA          9.7500        108,544.57         ZZ
                                      9.2500            934.33         1
                                     15.7500            934.33         75
    DECATUR         GA    30034      15.2500       05/17/01
    0432888675                        9.7500       07/01/01            23
    141                               9.2500       06/01/31            0
    0                                 6.0000       06/01/03        06/01/03
    U74/U56                           5.5000       07/01/03        07/01/03
      45                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971699                          10.8800         84,550.00        100
    JOSEPH              CAROLYN      10.8800         84,424.54         ZZ
1


                                     10.3800            797.53         1
                                     16.8800            797.53         95
    MIAMI           FL    33056      16.3800       05/22/01
    0432890143                       10.8800       07/01/01            23
    143                              10.3800       06/01/31            0
    0                                 6.5500       06/01/04        06/01/04
    U74/U56                           6.0500       07/01/04        07/01/04
      45                             10.8800          .0000           .0000
    A                                13.8800            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971704                           7.9900        470,000.00        100
    KRISE               JOHN          7.9900        468,551.03         ZZ
                                      7.4900          3,445.42         3
                                     13.9900          3,445.42         79
    AREA OF CASTRO  CA    94546      13.4900       05/09/01
    0432885762                        7.9900       07/01/01            00
    148                               7.4900       06/01/31            0
    0                                 6.0000       06/01/03        06/01/03
    U74/U56                           5.5000       07/01/03        07/01/03
      45                              7.9900          .0000           .0000
    A                                10.9900            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971709                          10.5000        148,750.00        100
    LEWIS               DONALD       10.5000        148,510.45         ZZ
                                     10.0000          1,360.67         1
                                     16.5000          1,360.67         85
    ACWORTH         GA    30102      16.2500       05/22/01
    0432890325                       10.5000       07/01/01            23
    153                              10.2500       06/01/31            0
    0                                 6.5000       06/01/03        06/01/03
    U74/U57                           6.0000       07/01/03        07/01/03
      45                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4971717                          11.0500        281,250.00        100
    MALDONADO           ROSE         11.0500        280,847.70         ZZ
                                     10.5500          2,689.04         1
                                     17.0500          2,689.04         75
    CHICAGO         IL    60622      16.5500       05/10/01
    0432883965                       11.0500       07/01/01            23
    10008603                         10.5500       06/01/31            0
    0                                 6.0000       06/01/03        06/01/03
    U74/U56                           5.5000       07/01/03        07/01/03
      45                             11.0500          .0000           .0000
    A                                14.0500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4971722                           7.5000        360,000.00        100
    MARTINEZ            DAVID         7.5000        358,921.26         ZZ
                                      7.0000          2,517.17         1
                                     13.5000          2,517.17         80
    SAN FRANCISCO   CA    94134      13.0000       05/10/01
    0432890655                        7.5000       07/01/01            00
    166                               7.0000       06/01/31            0
    0                                 6.0000       06/01/03        06/01/03
    U74/U56                           5.5000       07/01/03        07/01/03
      45                              7.5000          .0000           .0000
    A                                10.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    4971732                           8.4000        252,000.00        100
    MENDEZ              ROSA          8.4000        251,370.10         ZZ
                                      7.9000          1,919.83         1
                                     14.4000          1,919.83         80
    SALINAS         CA    93901      13.9000       05/11/01
    0432889889                        8.4000       07/01/01            00
    11010008551                       7.9000       06/01/31            0
    0                                 6.0000       06/01/03        06/01/03
    U74/U56                           5.5000       07/01/03        07/01/03
      45                              8.4000          .0000           .0000
    A                                11.4000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971733                           9.9900        315,000.00        100
    METOXEN             ROBIN         9.9900        314,290.06         ZZ
                                      9.4900          2,762.02         1
                                     15.9900          2,762.02         75
    NAPA            CA    94558      15.7400       04/20/01
    0432888584                        9.9900       06/01/01            00
    11010007778                       9.7400       05/01/31            0
    0                                 6.5000       05/01/04        05/01/04
    U74/U57                           6.0000       06/01/04        06/01/04
      45                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971741                          10.8800         91,865.00        100
    MONDESIR            EDNER        10.8800         91,763.21         ZZ
                                     10.3800            866.53         1
                                     16.8800            866.53         95
    MIAMI           FL    33169      16.3800       06/13/01
    0432888766                       10.8800       08/01/01            23
    14010008790                      10.3800       07/01/31            0
    0                                 6.5500       07/01/04        07/01/04
    U74/U56                           6.0500       08/01/04        08/01/04
      45                             10.8800          .0000           .0000
    A                                13.8800            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971748                          11.0000        147,000.00        100
    MOSS JR             WALTER       11.0000        146,733.05         ZZ
                                     10.5000          1,399.92         1
                                     17.0000          1,399.92         70
    PHILADELPHIA    PA    19119      16.5000       04/30/01
    0432890028                       11.0000       06/01/01            00
    10007812                         10.5000       05/01/31            0
    0                                 6.5000       05/01/03        05/01/03
    U74/U56                           6.0000       06/01/03        06/01/03
      45                             11.0000          .0000           .0000
    A                                14.0000            6              6
1


      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971755                           8.9900         92,000.00        100
    ORTIZ               SANDRA        8.9900         91,796.30         ZZ
                                      8.4900            739.59         2
                                     14.9900            739.59         80
    NEW LONDON      CT    06320      14.7400       05/21/01
    0432889780                        8.9900       07/01/01            00
    199                               8.7400       06/01/31            0
    0                                 4.9500       06/01/04        06/01/04
    U74/U57                           4.4500       07/01/04        07/01/04
      45                              8.9900          .0000           .0000
    A                                11.9900            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971756                          11.8000        117,000.00        100
    ORTIZ-COTTO         DULCE        11.8000        116,525.61         ZZ
                                     11.3000          1,185.50         3
                                     17.8000          1,185.50         90
    NEW LONDON      CT    06320      17.5500       05/11/01
    0432889426                       11.8000       07/01/01            23
    200                              11.5500       06/01/31            0
    0                                 6.2500       06/01/04        06/01/04
    U74/U57                           5.7500       07/01/04        07/01/04
      45                             11.8000          .0000           .0000
    A                                14.8000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971766                           9.7500         99,200.00        100
    PELLUS              JANET         9.7500         98,148.24         ZZ
                                      9.2500            852.28         1
                                     15.7500            852.28         80
    POMPANO BEACH   FL    33069      15.5000       05/16/01
    0432890986                        9.7500       07/01/01            23
    210                               9.5000       06/01/31            0
    0                                 6.5000       06/01/03        06/01/03
1


    U74/U57                           6.0000       07/01/03        07/01/03
      45                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4971769                           8.5000        488,528.00        100
    PHANUCHARAS         TSETEN        8.5000        487,331.55         ZZ
                                      8.0000          3,756.36         1
                                     14.5000          3,756.36         76
    MALIBU          CA    90265      14.0000       05/24/01
    0432891075                        8.5000       07/01/01            00
    213                               8.0000       06/01/31            0
    0                                 6.2500       06/01/03        06/01/03
    U74/U56                           5.7500       07/01/03        07/01/03
      45                              8.5000          .0000           .0000
    A                                11.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971777                           8.9900        414,000.00        100
    RANDALL             CHARLES       8.9900        413,083.32         ZZ
                                      8.4900          3,328.16         1
                                     14.9900          3,328.16         90
    LOUDON          TN    37774      14.4900       05/21/01
    0432873644                        8.9900       07/01/01            23
    221                               8.4900       06/01/31            0
    0                                 6.0000       06/01/03        06/01/03
    U74/U56                           5.5000       07/01/03        07/01/03
      45                              8.9900          .0000           .0000
    A                                11.9900            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971780                          10.5500         38,400.00        100
    ROBERTS             JOHN         10.5500         38,338.80         ZZ
                                     10.0500            352.70         1
                                     16.5500            352.70         80
    SHAKER HEIGHTS  OH    44122      16.0500       05/21/01
1


    0432894392                       10.5500       07/01/01            23
    224                              10.0500       06/01/31            0
    0                                 6.0000       06/01/03        06/01/03
    U74/U56                           5.5000       07/01/03        07/01/03
      45                             10.5500          .0000           .0000
    A                                13.5500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           08             0           00/00/00
                                        O             .0000


    4971791                          10.1300         40,668.00        100
    SANDOVAL            RITCHIE      10.1300         40,597.13         ZZ
                                      9.6300            360.80         1
                                     16.1300            360.80         95
    MIRAMAR         FL    33025      15.6300       05/29/01
    0432888642                       10.1300       07/01/01            23
    14010008468                       9.6300       06/01/31            0
    0                                 6.5500       06/01/04        06/01/04
    U74/U56                           6.0500       07/01/04        07/01/04
      45                             10.1300          .0000           .0000
    A                                13.1300            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4971795                           7.9900        450,000.00        100
    SHAW                WALTER        7.9900        448,777.67         ZZ
                                      7.4900          3,298.80         1
                                     13.9900          3,298.80         54
    BONITA          CA    91902      13.4900       05/18/01
    0432890994                        7.9900       07/01/01            00
    239                               7.4900       06/01/31            0
    0                                 6.0000       06/01/03        06/01/03
    U74/U56                           5.5000       07/01/03        07/01/03
      45                              7.9900          .0000           .0000
    A                                10.9900            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971801                          10.7500        198,400.00        100
    SILONIS             JOSE         10.7500        198,019.76         ZZ
1


                                     10.2500          1,852.03         1
                                     16.7500          1,852.03         80
    SANDY           UT    84093      16.2500       04/23/01
    0432888790                       10.7500       06/01/01            23
    11010007985                      10.2500       05/01/31            0
    0                                 6.2500       05/01/03        05/01/03
    U74/U56                           5.7500       06/01/03        06/01/03
      45                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971802                          12.0000         44,000.00        100
    SINGLETON SR        ARTHUR       12.0000         43,948.88         ZZ
                                     11.5000            452.59         1
                                     18.0000            452.59         80
    WINTER HAVEN    FL    33881      17.7500       05/31/01
    0432888998                       12.0000       07/01/01            00
    14010009117                      11.7500       06/01/31            0
    0                                 6.5000       06/01/04        06/01/04
    U74/U57                           6.0000       07/01/04        07/01/04
      45                             12.0000          .0000           .0000
    A                                15.0000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971806                          10.1500        155,800.00        100
    SMITH               PAM          10.1500        155,529.58         ZZ
                                      9.6500          1,384.56         1
                                     16.1500          1,384.56         93
    EVANSTON        IL    60202      15.6500       05/18/01
    0432890804                       10.1500       07/01/01            10
    250                               9.6500       06/01/31           16
    0                                 6.5500       06/01/03        06/01/03
    U74/U56                           6.0500       07/01/03        07/01/03
      45                             10.1500          .0000           .0000
    A                                13.1500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000
1




    4971813                          10.9500        216,750.00        100
    TABOR               TERESSA      10.9500        216,433.15         ZZ
                                     10.4500          2,055.98         1
                                     16.9500          2,055.98         85
    WATKINSVILLE    GA    30677      16.7000       05/14/01
    0432889590                       10.9500       07/01/01            23
    10008557                         10.7000       06/01/31            0
    0                                 6.5000       06/01/04        06/01/04
    U74/U57                           6.0000       07/01/04        07/01/04
      45                             10.9500          .0000           .0000
    A                                13.9500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971814                           9.9900         68,000.00        100
    TALERICO            DEBORAH       9.9900         67,577.72         ZZ
                                      9.4900            596.25         1
                                     15.9900            596.25         80
    WASHINGTON      PA    15301      15.4900       03/12/01
    0432878429                        9.9900       05/01/01            23
    10006555                          9.4900       04/01/31            0
    0                                 5.9500       04/01/03        04/01/03
    U74/U56                           5.4500       05/01/03        05/01/03
      45                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971821                           9.4900        140,000.00        100
    THOMPSON            LINDA         9.4900        139,511.94         ZZ
                                      8.9900          1,176.17         1
                                     15.4900          1,176.17         69
    ANTIOCH         CA    94509      14.9900       05/22/01
    0432886729                        9.4900       07/01/01            00
    265                               8.9900       06/01/31            0
    0                                 6.0000       06/01/03        06/01/03
    U74/U56                           5.5000       07/01/03        07/01/03
      45                              9.4900          .0000           .0000
    A                                12.4900            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971829                          10.7500         74,000.00        100
    TRYON               MARK         10.7500         73,870.94         ZZ
                                     10.2500            690.78         1
                                     16.7500            690.78         90
    COLUMBUS        GA    31909      16.2500       05/11/01
    0432889806                       10.7500       07/01/01            23
    273                              10.2500       06/01/31            0
    0                                 6.2500       06/01/03        06/01/03
    U74/U57                           5.7500       07/01/03        07/01/03
      45                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971839                          11.2000         56,000.00        100
    WALKER              LARINA       11.2000         55,922.48         ZZ
                                     10.7000            541.78         1
                                     17.2000            541.78         68
    DAYTON          OH    45407      16.7000       05/18/01
    0432888329                       11.2000       07/01/01            00
    283                              10.7000       06/01/31            0
    0                                 6.7500       06/01/03        06/01/03
    U74/U57                           6.2500       07/01/03        07/01/03
      45                             11.2000          .0000           .0000
    A                                14.2000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4971843                           9.5800        160,000.00        100
    WELLS               WADDY         9.5800        159,686.73         ZZ
                                      9.0800          1,354.72         1
                                     16.5800          1,354.72         80
    OCEANSIDE       CA    92054      16.0800       04/24/01
    0432888139                        9.5800       07/01/01            00
    287                               9.0800       06/01/31            0
    0                                 6.2500       06/01/04        06/01/04
    U74/U57                           5.7500       07/01/04        07/01/04
      45                              9.5800          .0000           .0000
    A                                11.5800            6              6
1


      360                               R            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971844                          10.3750         97,750.00        100
    WESTPFAHL           JASON        10.3750         97,588.29         ZZ
                                      9.8750            885.04         1
                                     16.3750            885.04         85
    URICH           MO    64788      16.1250       05/10/01
    0432878445                       10.3750       07/01/01            23
    11010008422                      10.1250       06/01/31            0
    0                                 6.0000       06/01/03        06/01/03
    U74/U57                           5.5000       07/01/03        07/01/03
      45                             10.3750          .0000           .0000
    A                                13.3750            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971855                           8.4500        184,000.00        100
    YABUT               MANUEL        8.4500        183,538.51         ZZ
                                      7.9500          1,408.29         1
                                     14.4500          1,408.29         80
    DALY CITY       CA    94014      13.9500       05/02/01
    0432873222                        8.4500       07/01/01            00
    299                               7.9500       06/01/31            0
    0                                 3.9500       06/01/03        06/01/03
    U74/U56                           3.4500       07/01/03        07/01/03
      45                              8.4500          .0000           .0000
    A                                11.4500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4971857                          10.3000        106,200.00        100
    YAWN                JAMES        10.3000        106,021.48         ZZ
                                      9.8000            955.61         1
                                     16.3000            955.61         90
    MARION          AR    72364      15.8000       05/25/01
    0432890515                       10.3000       07/01/01            23
    301                               9.8000       06/01/31            0
    0                                 6.7500       06/01/04        06/01/04
1


    U74/U56                           6.2500       07/01/04        07/01/04
      45                             10.3000          .0000           .0000
    A                                13.3000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4971858                          10.2500        243,000.00        100
    ZIELINSKI           RAYMOND      10.2500        242,587.14         ZZ
                                      9.7500          2,177.53         1
                                     16.2500          2,177.53        100
    FT. MYERS       FL    33912      15.7500       05/09/01
    0432875243                       10.2500       07/01/01            23
    14010007074                       9.7500       06/01/31            0
    0                                 6.0000       06/01/04        06/01/04
    U74/U56                           5.5000       07/01/04        07/01/04
      45                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4977493                           5.4300        210,000.00        100
    POMPA               BURTON        5.4300        208,824.87         ZZ
                                      4.9300          1,183.16         1
                                     12.4300          1,183.16         57
    OCALA           FL    34480      11.9300       04/13/01
    0432898534                         .0000       06/01/01            00
    1000188001                         .0000       05/01/31            0
    0                                 4.2600       05/01/03        05/01/03
    W02/U56                           3.7600       06/01/03        06/01/03
      25                              5.4300          .0000           .0000
    A                                 8.4300            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4977494                          12.2400        213,900.00        120
    HINSON              JOHN         12.2400        213,542.28         ZZ
                                     11.7400          2,239.80         1
                                     18.2400          2,239.80        100
    LEXINGTON       SC    29072      17.7400       05/11/01
1


    0432868412                         .0000       05/20/01            23
    10208                              .0000       04/20/31            0
    0                                 5.4500       04/20/03        04/20/03
    U77/U56                           4.9500       05/20/03        05/20/03
      45                             12.2400          .0000           .0000
    A                                15.2400            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4980787                          11.0000         63,900.00        100
    MOON                RANDY        11.0000         63,760.09         ZZ
                                     10.5000            608.54         1
                                     17.0000            608.54         90
    COLUMBUS        OH    43207      16.5000       04/05/01
    0433081973                       11.0000       05/10/01            23
    68558                            10.5000       04/10/31            0
    0                                 7.5500       04/10/03        04/10/03
    K52/U56                           7.0500       05/10/03        05/10/03
      25                             11.0000          .0000           .0000
    A                                14.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4984896                           9.7000         73,355.00        100
    SOLIS JR            ARTURO        9.7000         73,214.93         ZZ
                                      9.2000            627.55         1
                                     16.7000            627.55         85
    MCALLEN         TX    78501      16.2000       05/18/01
    0432877371                        9.7000       07/01/01            23
    013509                            9.2000       06/01/31            0
    0                                 8.1480       06/01/03        06/01/03
    E78/U57                           7.6480       07/01/03        07/01/03
      25                              9.7000          .0000           .0000
    A                                12.7000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4988291                          11.2500         58,000.00        100
    COX                 BRYAN        11.2500         57,940.68         ZZ
1


                                     10.7500            563.34         1
                                     18.2500            563.34         80
    SAN ANTONIO     TX    78249      17.7500       06/07/01
    0432891216                       11.2500       08/01/01            00
    013537                           10.7500       07/01/31            0
    0                                 9.6980       07/01/04        07/01/04
    E78/U57                           9.1980       08/01/04        08/01/04
      25                             11.2500          .0000           .0000
    A                                14.2500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5003464                          11.4500        106,250.00        100
    REISERT             MICHELLE     11.4500        106,146.02         ZZ
                                     10.9500          1,048.13         1
                                     18.4500          1,048.13         91
    BROOKVILLE      IN    47012      17.9500       06/13/01
    0432883205                       11.4500       08/01/01            23
    014144                           10.9500       07/01/31            0
    0                                 9.8980       07/01/03        07/01/03
    E78/U57                           9.3980       08/01/03        08/01/03
      25                             11.4500          .0000           .0000
    A                                14.4500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5009370                          11.2500        109,650.00        100
    PRICE               JOANN        11.2500        109,022.15         ZZ
                                     10.7500          1,064.99         1
                                     18.2500          1,064.99         85
    CAPITOL HEIGHT  MD    20743      17.7500       08/18/00
    0432888659                       11.2500       10/01/00            23
    0000556538                       10.7500       09/01/30            0
    0                                 6.7500       09/01/02        09/01/02
    E63/U57                           6.2500       10/01/02        10/01/02
      45                             11.2500          .0000           .0000
    A                                14.2500            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000
1




    5009371                          10.8750        144,500.00        100
    GOSCINIAK           JAMES        10.8750        143,831.98         ZZ
                                     10.3750          1,362.48         1
                                     17.8750          1,362.48         94
    LAKEWOOD        WA    98498      17.3750       09/29/00
    0432888667                       10.8750       11/01/00            23
    0000563731                       10.3750       10/01/30            0
    0                                 6.3750       10/01/02        10/01/02
    E63/U57                           5.8750       11/01/02        11/01/02
      45                             10.8750          .0000           .0000
    A                                13.8750            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5009373                          10.1250        100,000.00        100
    PANGELINAN          TRECIA       10.1250         99,552.39         ZZ
                                      9.6250            886.82         1
                                     17.1250            886.82         34
    MARINA          CA    93933      16.6250       11/03/00
    0432888808                       10.1250       01/01/01            00
    2000006176                        9.6250       12/01/30            0
    0                                 5.9990       12/01/03        12/01/03
    E63/U57                           5.4990       01/01/04        01/01/04
      45                             10.1250          .0000           .0000
    A                                13.1250            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5009375                          10.7500        226,500.00        100
    MITTEMILLER         WILLIAM      10.7500        225,612.02         ZZ
                                     10.2500          2,114.34         1
                                     17.7500          2,114.34         83
    ROSEVILLE       CA    95747      17.2500       11/20/00
    0432888717                       10.7500       01/01/01            23
    2000009549                       10.2500       12/01/30            0
    0                                 6.7500       12/01/02        12/01/02
    E63/U57                           6.2500       01/01/03        01/01/03
      45                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5009376                          11.8750         68,000.00        100
    DEWDNEY             VINCENT      11.8750         67,790.83         ZZ
                                     11.3750            692.92         3
                                     18.8750            692.92         85
    PHILADELPHIA    PA    19104      18.3750       11/27/00
    0432888733                       11.8750       01/01/01            23
    2000010295                       11.3750       12/01/30            0
    0                                 7.7500       12/01/03        12/01/03
    E63/U57                           7.2500       01/01/04        01/01/04
      45                             11.8750          .0000           .0000
    A                                14.8750            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5009377                          10.2500         57,200.00        100
    GRIFFITH            ALFREDA      10.2500         56,976.58         ZZ
                                      9.7500            512.57         2
                                     17.2500            512.57         80
    SPRINGFIELD     MA    01109      16.7500       12/29/00
    0432888832                       10.2500       02/01/01            00
    2000018354                        9.7500       01/01/31            0
    0                                 6.1250       01/01/04        01/01/04
    E63/U57                           5.6250       02/01/04        02/01/04
      45                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5009734                           8.7500        164,000.00        100
    MOORE               JAMES         8.7500        163,324.87         ZZ
                                      8.2500          1,290.19         1
                                     14.7500          1,290.19         80
    EDGEWATER       CO    80214      14.2500       03/14/01
    0432889335                        8.7500       04/19/01            00
    0103523381430                     8.2500       03/19/31            0
    0                                 6.7700       03/19/04        03/19/04
    Q82/U56                           6.2700       04/19/04        04/19/04
      25                              8.7500          .0000           .0000
    A                                11.7500            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5009736                           9.7300        121,500.00        100
    BERGNER             THERESA       9.7300        121,150.49         ZZ
                                      9.2300          1,042.09         1
                                     15.7300          1,042.09         87
    DE PERE         WI    54115      15.2300       05/08/01
    0432889517                        9.7300       06/14/01            23
    0104026085667                     9.2300       05/14/31            0
    0                                 8.0200       05/14/04        05/14/04
    Q82/U56                           7.5200       06/14/04        06/14/04
      25                              9.7300          .0000           .0000
    A                                12.7300            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5009737                          10.6200         52,000.00        100
    BERENS              DAVID        10.6200         51,897.50         ZZ
                                     10.1200            480.34         1
                                     16.6200            480.34        104
    TELLICO PLAINS  TN    37385      16.1200       05/23/01
    0432889525                       10.6200       06/23/01            23
    0104172086505                    10.1200       05/23/31            0
    0                                 7.9000       05/23/03        05/23/03
    Q82/U56                           7.4000       06/23/03        06/23/03
      25                             10.6200          .0000           .0000
    A                                13.6200            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5009743                           8.4900        191,900.00        100
    REBERGER            STANLEY       8.4900        191,309.21         ZZ
                                      7.9900          1,474.19         1
                                     14.4900          1,474.19         95
    LAKEWOOD        CO    80226      13.9900       05/03/01
    0432889616                        8.4900       06/08/01            23
    0104568785423                     7.9900       05/08/31            0
    0                                 7.1300       05/08/04        05/08/04
1


    Q82/U56                           6.6300       06/08/04        06/08/04
      25                              8.4900          .0000           .0000
    A                                11.4900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5016603                          10.9900         96,600.00        100
    TAYLOR              BARBARA      10.9900         96,277.64         ZZ
                                     10.4900            919.22         2
                                     16.9900            919.22         69
    CHICAGO         IL    60632      16.4900       12/29/00
    0432894491                       10.9900       02/01/01            00
    2012990                          10.4900       01/01/31            0
    0                                 6.5000       01/01/03        01/01/03
    K10/U56                           6.0000       02/01/03        02/01/03
      25                             10.9900          .0000           .0000
    A                                13.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5016606                          10.9900        259,000.00        100
    MARIN               BLANCA       10.9900        258,431.76         ZZ
                                     10.4900          2,464.57         2
                                     16.9900          2,464.57         70
    STAMFORD        CT    06902      16.4900       03/09/01
    0432894541                       10.9900       05/01/01            00
    2013066                          10.4900       04/01/31            0
    0                                 6.9500       04/01/03        04/01/03
    K10/U56                           6.4500       05/01/03        05/01/03
      25                             10.9900          .0000           .0000
    A                                13.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5016607                           7.8500        248,000.00        100
    LABRADOR            PORFIRIO      7.8500        246,953.74         ZZ
                                      7.3500          1,793.88         3
                                     13.8500          1,793.88         80
    INGLEWOOD       CA    90303      13.3500       03/05/01
1


    0432894566                        7.8500       05/01/01            00
    2013102                           7.3500       04/01/31            0
    0                                 3.3000       04/01/03        04/01/03
    K10/U56                           2.8000       05/01/03        05/01/03
      25                              7.8500          .0000           .0000
    A                                10.8500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5016609                          12.5000         55,900.00        100
    SMITH               CORY         12.5000         55,826.95         ZZ
                                     12.0000            596.60         1
                                     18.5000            596.60         65
    EDINBURGH       IN    46124      18.0000       04/19/01
    0432894608                         .0000       06/01/01            00
    2013105                            .0000       05/01/31            0
    0                                 6.5000       05/01/04        05/01/04
    K10/U56                           6.0000       06/01/04        06/01/04
      45                             12.5000          .0000           .0000
    A                                15.5000            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5016612                          10.7500         64,000.00        100
    CHRISTINAT          SHIRLEY      10.7500         63,852.14         ZZ
                                     10.2500            597.43         2
                                     16.7500            597.43         80
    NORTH CANAAN    CT    06018      16.2500       03/07/01
    0432894657                       10.7500       05/01/01            00
    2013175                          10.2500       04/01/31            0
    0                                 7.0250       04/01/04        04/01/04
    K10/U56                           6.5250       05/01/04        05/01/04
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5016613                          12.7500         75,650.00        100
    CASTELHANO          CRAIG        12.7500         75,537.19         ZZ
1


                                     12.2500            822.09         1
                                     18.7500            822.09         85
    CROMWELL        CT    06416      18.2500       03/19/01
    0432894418                       12.7500       05/01/01            23
    2013177                          12.2500       04/01/31            0
    0                                 8.7500       04/01/04        04/01/04
    K10/U56                           8.2500       05/01/04        05/01/04
      25                             12.7500          .0000           .0000
    A                                15.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5016614                          11.7700         64,800.00        100
    MITCHELL            ALEXIS       11.7700         64,638.36         ZZ
                                     11.2700            655.10         1
                                     17.7700            655.10         80
    CLEARWATER      FL    33759      17.2700       01/29/01
    0432894665                       11.7700       03/01/01            00
    2013180                          11.2700       02/01/31            0
    0                                 7.1500       02/01/03        02/01/03
    K10/U56                           6.6500       03/01/03        03/01/03
      25                             11.7700          .0000           .0000
    A                                14.7700            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5016616                          10.8500         25,000.00        100
    ATWOOD              MARY         10.8500         24,943.42         ZZ
                                     10.3500            235.26         1
                                     16.8500            235.26         45
    WEST FRANKFORT  IL    62896      16.3500       03/09/01
    0432894673                       10.8500       05/01/01            00
    2013185                          10.3500       04/01/31            0
    0                                 6.2000       04/01/03        04/01/03
    K10/U56                           5.7000       05/01/03        05/01/03
      25                             10.8500          .0000           .0000
    A                                13.8500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000
1




    5016617                          10.4500         29,050.00        100
    BARNES              RONALD       10.4500         28,978.42         ZZ
                                      9.9500            264.65         1
                                     16.4500            264.65         70
    INDIANAPOLIS    IN    46235      15.9500       03/20/01
    0432894699                       10.4500       05/01/01            00
    2013186                           9.9500       04/01/31            0
    0                                 6.5000       04/01/04        04/01/04
    K10/U56                           6.0000       05/01/04        05/01/04
      25                             10.4500          .0000           .0000
    A                                13.4500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5016618                          10.4100        144,000.00        100
    BIBENS              CURTIS       10.4100        143,518.78         ZZ
                                      9.9100          1,307.55         2
                                     16.4100          1,307.55         80
    GLASTONBURY     CT    06033      15.9100       01/10/01
    0432894715                       10.4100       03/01/01            00
    2013187                           9.9100       02/01/31            0
    0                                 5.6500       02/01/04        02/01/04
    K10/U56                           5.1500       03/01/04        03/01/04
      25                             10.4100          .0000           .0000
    A                                13.4100            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5016619                           9.3500        120,000.00        100
    HARDT               GREG          9.3500        119,513.28         ZZ
                                      8.8500            995.92         1
                                     15.3500            995.92         73
    PRINCETON       WI    54968      14.8500       02/23/01
    0432894731                        9.3500       04/01/01            00
    2013188                           8.8500       03/01/31            0
    0                                 4.6500       03/01/03        03/01/03
    K10/U56                           4.1500       04/01/03        04/01/03
      25                              9.3500          .0000           .0000
    A                                12.3500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5016620                          10.9500         23,000.00        100
    MCMAHON             ADANA        10.9500         22,940.33         ZZ
                                     10.4500            218.17         1
                                     16.9500            218.17         64
    KINCHELOE       MI    49788      16.4500       02/15/01
    0432894756                       10.9500       04/01/01            00
    2013195                          10.4500       03/01/31            0
    0                                 6.2500       03/01/03        03/01/03
    K10/U56                           5.7500       04/01/03        04/01/03
      45                             10.9500          .0000           .0000
    A                                11.9500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5019282                          12.1000         67,500.00        100
    STANLEY             EVE          12.1000         67,322.92         ZZ
                                     11.6000            699.52         1
                                     18.1000            699.52         90
    HOLLY HILL      FL    32117      17.6000       01/17/01
    7900897                          12.1000       02/22/01            00
    53605                            11.6000       01/22/31            0
    0                                 7.1500       01/22/04        01/22/04
    Q72/W60                           6.6500       02/22/04        02/22/04
      25                             12.1000          .0000           .0000
    A                                15.1000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5021119                          11.5500         57,000.00        100
    SIMPSON             OSCAR        11.5500         56,926.90         ZZ
                                     11.0500            566.64         1
                                     17.5500            566.64         75
    ST LOUIS        MO    63107      17.0500       05/03/01
    0432896553                       11.5500       07/01/01            00
    10007987                         11.0500       06/01/31            0
    0                                 6.0000       06/01/04        06/01/04
    U74/U56                           5.5000       07/01/04        07/01/04
      45                             11.5500          .0000           .0000
    A                                14.5500            6              6
1


      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5022904                          11.9900         30,000.00        100
    BELARDES            HOPE         11.9900         29,963.41         ZZ
                                     10.6150            308.35         1
                                     18.9900            308.35         25
    NORTH LAS VEGA  NV    89032      17.6150       05/25/01
    0432901007                       11.9900       07/01/01            00
    1460004671                       10.6150       06/01/31            0
    0                                 7.0000       06/01/04        06/01/04
    N67/U57                           5.6250       07/01/04        07/01/04
      25                             11.9900          .0000           .0000
    A                                14.9900            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5026696                          10.9900         45,600.00        100
    ADKINS              NELLIE       10.9900         45,053.44         ZZ
                                     10.4900            433.92         1
                                     17.9900            433.92         95
    BOWLING GREEN   KY    42103      17.4900       01/30/01
    0432915973                       10.9900       03/01/01            23
    66010093                         10.4900       02/01/31            0
    0                                 6.1250       02/01/03        02/01/03
    A38/U57                           5.6250       03/01/03        03/01/03
      10                             10.9900          .0000           .0000
    A                                13.9900            6              6
      360                               9A           1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5026697                          10.5000         62,050.00        100
    GADDIS              KEVIN        10.5000         61,898.74         ZZ
                                     10.0000            567.60         1
                                     17.5000            567.60         85
    OWENSBORO       KY    42301      17.0000       03/26/01
    0432915999                       10.5000       05/01/01            23
    66010289                         10.0000       04/01/31            0
    0                                 5.5000       04/01/03        04/01/03
1


    A38/U57                           5.0000       05/01/03        05/01/03
      10                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               9A           1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5026698                          12.2400         40,000.00        100
    PATTERSON           ARCHIE       12.2400         39,910.80         ZZ
                                     11.7400            418.85         1
                                     19.2400            418.85         80
    ANDERSON        IN    46016      18.7400       01/26/01
    0432931145                       12.2400       03/01/01            00
    8621                             11.7400       02/01/31            0
    0                                 7.8900       02/01/03        02/01/03
    E78/U57                           7.3900       03/01/03        03/01/03
      25                             12.2400          .0000           .0000
    A                                15.2400            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5035072                           9.7500         79,050.00        100
    LUMBRERAS           RAMIRO        9.7500         78,938.43         ZZ
                                      9.2500            679.17         1
                                     15.7500            679.17         84
    BELVIDERE       IL    61008      15.2500       06/20/01
    0432907822                        9.7500       08/01/01            23
    BC33006                           9.2500       07/01/31            0
    0                                 8.0000       07/01/04        07/01/04
    P87/U57                           7.5000       08/01/04        08/01/04
      25                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5035404                           9.8750         28,000.00        100
    ASHLEY              EDNA          9.8750         27,922.07         ZZ
                                      9.3750            243.14         1
                                     16.8750            243.14         80
    FITZGERALD      GA    31750      16.3750       03/07/01
1


    0432923415                        9.8750       05/01/01            00
    1049603                           9.3750       04/01/31            0
    0                                 6.1250       04/01/03        04/01/03
    J40/U56                           5.6250       05/01/03        05/01/03
      25                              9.8750          .0000           .0000
    A                                12.8750            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5040177                          11.5000         45,900.00        100
    WILEY               TUESDAY      11.5000         45,800.10         ZZ
                                     11.0000            454.54         1
                                     18.5000            454.54         85
    DAVENPORT       IA    52804      18.0000       05/11/01
    0432902351                       11.5000       07/01/01            23
    WILEY                            11.0000       06/01/31            0
    0                                 7.0000       06/01/03        06/01/03
    U35/U57                           6.5000       07/01/03        07/01/03
      25                             11.5000          .0000           .0000
    A                                13.0000            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5069767                          11.5000         82,450.00        100
    WILMOTH             DAVID        11.5000         82,260.13         ZZ
                                     11.0000            816.50         1
                                     17.5000            816.50         85
    TERRY           MS    39170      17.0000       02/22/01
    0432920965                       11.5000       04/01/01            23
    1000000409                       11.0000       03/01/31            0
    0                                 8.6600       03/01/04        03/01/04
    R54/U57                           8.1600       04/01/04        04/01/04
      25                             11.5000          .0000           .0000
    A                                14.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5069771                           9.7500        150,893.00        100
    ROSE                TERESA        9.7500        150,461.97         ZZ
1


                                      9.2500          1,296.40         1
                                     16.7500          1,296.40         85
    RAMONA          CA    92065      16.2500       03/22/01
    0432920338                         .0000       05/01/01            23
    10723                              .0000       04/01/31            0
    0                                 7.3890       04/01/03        04/01/03
    P77/U57                           6.8890       05/01/03        05/01/03
      25                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5069777                          12.0750         27,200.00        100
    EASTER              ARVYE        12.0750         27,168.94         ZZ
                                     10.5750            281.35         1
                                     18.0750            281.35         85
    THORNTON        AR    71766      16.5750       05/07/01
    0432921021                       12.0750       07/01/01            23
    2000001694                       10.5750       06/01/31            0
    0                                 9.9250       06/01/04        06/01/04
    R54/U57                           8.4250       07/01/04        07/01/04
      25                             12.0750          .0000           .0000
    A                                15.0750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5069780                          10.9500        121,500.00        100
    COOKE               STEPHANIE    10.9500        120,775.25         ZZ
                                     10.4500          1,152.48         1
                                     16.9500          1,152.48         90
    BATON ROUGE     LA    70816      16.4500       05/04/01
    0432931715                       10.9500       06/01/01            23
    R01004091                        10.4500       05/01/31            0
    0                                 7.5000       05/01/03        05/01/03
    R84/U57                           7.0000       06/01/03        06/01/03
      25                             10.9500          .0000           .0000
    A                                13.9500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5078163                           8.9900         44,944.00        100
    KRISTICH            JUDITH        8.9900         44,819.13         ZZ
                                      8.6150            361.31         1
                                     15.9900            361.31         80
    FORT DODGE      IA    50501      15.6150       04/20/01
    0432933729                        8.9900       06/01/01            00
    12595                             8.6150       05/01/31            0
    0                                 6.5390       05/01/04        05/01/04
    E78/U57                           6.1640       06/01/04        06/01/04
      25                              8.9900          .0000           .0000
    A                                11.9900            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5078164                           9.9500        194,400.00        100
    GANNON              TROY          9.9500        194,047.97         ZZ
                                      9.5750          1,698.82         1
                                     16.9500          1,698.82         90
    BELLEVUE        WA    98005      16.5750       05/16/01
    0432931392                        9.9500       07/01/01            23
    13381                             9.5750       06/01/31            0
    0                                 8.1480       06/01/03        06/01/03
    E78/U57                           7.7730       07/01/03        07/01/03
      25                              9.9500          .0000           .0000
    A                                12.9500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5078168                          11.0550         62,900.00        100
    RACHAL_SR           FAREN        11.0550         62,810.12         ZZ
                                     10.5550            601.63         1
                                     17.0550            601.63         90
    MANSURA         LA    71350      16.5550       05/25/01
    0432931467                       11.0550       07/01/01            23
    445                              10.5550       06/01/31            0
    0                                 7.7250       06/01/03        06/01/03
    K15/U57                           7.2250       07/01/03        07/01/03
      25                             11.0550          .0000           .0000
    A                                14.0550            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5083927                          10.7500        258,400.00        100
    CASTILLO            PETER        10.7500        258,005.59         ZZ
                                     10.2500          2,412.12         1
                                     17.2500          2,412.12         95
    SADDLE BROOK    NJ    07663      16.7500       05/08/01
    0432950095                       10.7500       07/01/01            23
    10413763                         10.2500       06/01/31            0
    0                                 6.5000       06/01/03        06/01/03
    147/U56                           6.0000       07/01/03        07/01/03
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5083931                          12.5000         46,665.00        100
    KEITH               CHAD         12.5000         46,614.44         ZZ
                                     12.0000            498.04         1
                                     19.0000            498.04         85
    HUNTINGTON      IN    46750      18.5000       05/16/01
    0432957546                       12.5000       07/01/01            23
    10416033                         12.0000       06/01/31            0
    0                                 8.3750       06/01/03        06/01/03
    147/U56                           7.8750       07/01/03        07/01/03
      25                             12.5000          .0000           .0000
    A                                14.0000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5083934                           9.9900        146,300.00        100
    WRIGHT              ROY           9.9900        146,103.79         ZZ
                                      9.4900          1,282.81         1
                                     16.4900          1,282.81         95
    VALLEJO         CA    94589      15.9900       06/04/01
    0432957744                        9.9900       08/01/01            23
    10416431                          9.4900       07/01/31            0
    0                                 6.5000       07/01/03        07/01/03
    147/U57                           6.0000       08/01/03        08/01/03
      25                              9.9900          .0000           .0000
    A                                11.4900            6              6
1


      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5083942                          12.0000         30,780.00        100
    ROLLBERG            TIMOTHY      12.0000         30,738.30         ZZ
                                     11.5000            316.61         1
                                     18.5000            316.61         90
    BELLEVILLE      IL    62223      18.0000       06/14/01
    0432957496                       12.0000       08/01/01            23
    10417643                         11.5000       07/01/31            0
    0                                 7.3750       07/01/04        07/01/04
    147/U56                           6.8750       08/01/04        08/01/04
      25                             12.0000          .0000           .0000
    A                                15.0000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5083943                          10.2500        102,000.00        100
    COLE                DAVID        10.2500        101,870.57         ZZ
                                      9.7500            914.03         1
                                     16.7500            914.03         85
    CLEVELAND       TN    37323      16.2500       06/27/01
    0432962645                       10.2500       08/01/01            23
    10417712                          9.7500       07/01/31            0
    0                                 7.6250       07/01/03        07/01/03
    147/U56                           7.1250       08/01/03        08/01/03
      25                             10.2500          .0000           .0000
    A                                11.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    5083944                          10.1250        342,000.00        100
    HOGLANDER           BRUCE        10.1250        341,403.24         ZZ
                                      9.6250          3,032.94         1
                                     16.6250          3,032.94         95
    MARIETTA        GA    30068      16.1250       05/24/01
    0432937985                       10.1250       07/01/01            23
    10417813                          9.6250       06/01/31            0
    0                                 7.2500       06/01/03        06/01/03
1


    147/U56                           6.7500       07/01/03        07/01/03
      25                             10.1250          .0000           .0000
    A                                11.6250            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5083945                           8.7500        202,400.00        100
    PORTILLO            NORA          8.7500        201,929.09         ZZ
                                      8.2500          1,592.28         1
                                     15.2500          1,592.28         80
    HAYWARD         CA    94545      14.7500       05/10/01
    0432957785                         .0000       07/01/01            00
    10417917                           .0000       06/01/31            0
    0                                 5.2500       06/01/03        06/01/03
    147/U56                           4.7500       07/01/03        07/01/03
      25                              8.7500          .0000           .0000
    A                                10.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5083951                           8.5000        146,300.00        100
    WALKER              JACQUELYN     8.5000        146,032.21         ZZ
                                      8.0000          1,124.93         1
                                     15.0000          1,124.93         95
    AURORA          CO    80012      14.5000       06/25/01
    0432963643                        8.5000       08/01/01            23
    10418473                          8.0000       07/01/31            0
    0                                 6.3750       07/01/03        07/01/03
    147/U57                           5.8750       08/01/03        08/01/03
      25                              8.5000          .0000           .0000
    A                                10.0000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5083954                          10.6250        163,400.00        100
    ROMERO              TONY         10.6250        155,422.70         ZZ
                                     10.1250          1,509.98         1
                                     17.1250          1,509.98         89
    PHOENIX         AZ    85022      16.6250       06/21/01
1


    0432952000                       10.6250       08/01/01            23
    10418694                         10.1250       07/01/31            0
    0                                 6.3750       07/01/03        07/01/03
    147/U56                           5.8750       08/01/03        08/01/03
      25                             10.6250          .0000           .0000
    A                                12.1250            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5083961                          11.8750         58,900.00        100
    GAINES              TYRONE       11.8750         58,829.62         ZZ
                                     11.3750            600.20         1
                                     18.3750            600.20         95
    DETROIT         MI    48212      17.8750       05/23/01
    0432956308                       11.8750       07/01/01            23
    10419300                         11.3750       06/01/31            0
    0                                 7.8750       06/01/03        06/01/03
    147/U56                           7.3750       07/01/03        07/01/03
      25                             11.8750          .0000           .0000
    A                                13.3750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5083970                           9.6250         71,920.00        100
    JACKSON JR.         THEODORE      9.6250         71,813.73         ZZ
                                      9.1250            611.32         1
                                     16.1250            611.32         80
    AUSTINTOWN      OH    44515      15.6250       06/27/01
    0432946598                        9.6250       08/01/01            23
    10419764                          9.1250       07/01/31            0
    0                                 5.7500       07/01/03        07/01/03
    147/U56                           5.2500       08/01/03        08/01/03
      25                              9.6250          .0000           .0000
    A                                11.1250            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5083979                           8.9900        274,000.00        100
    NGUYEN              PHUONG        8.9900        273,546.67         ZZ
1


                                      8.4900          2,202.70         1
                                     15.4900          2,202.70         70
    SAN JOSE        CA    95127      14.9900       06/22/01
    0432961696                        8.9900       08/01/01            00
    10420145                          8.4900       07/01/31            0
    0                                 7.2500       07/01/04        07/01/04
    147/U56                           6.7500       08/01/04        08/01/04
      25                              8.9900          .0000           .0000
    A                                11.9900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5083982                           8.9900         96,400.00        100
    AVILA               JOSE          8.9900         96,240.46         ZZ
                                      8.4900            774.97         1
                                     15.4900            774.97         87
    LANCASTER       CA    93534      14.9900       06/20/01
    0432963627                        8.9900       08/01/01            23
    10420183                          8.4900       07/01/31            0
    0                                 6.3750       07/01/03        07/01/03
    147/U56                           5.8750       08/01/03        08/01/03
      25                              8.9900          .0000           .0000
    A                                10.4900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5083984                          10.3750        148,750.00        100
    BOYLE               DAVID        10.3750        148,566.22         ZZ
                                      9.8750          1,346.80         1
                                     16.8750          1,346.80         86
    PORTERSVILLE    PA    16051      16.3750       06/15/01
    0432944445                       10.3750       08/01/01            23
    10420195                          9.8750       07/01/31            0
    0                                 6.3750       07/01/03        07/01/03
    147/U56                           5.8750       08/01/03        08/01/03
      25                             10.3750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5083988                           9.7500        373,900.00        100
    JAVAHERI            FATTANEH      9.7500        373,155.76         ZZ
                                      9.2500          3,212.38         3
                                     16.2500          3,212.38         85
    CHICAGO         IL    60659      15.7500       05/25/01
    0432960870                        9.7500       07/01/01            23
    10420339                          9.2500       06/01/31            0
    0                                 5.3750       06/01/03        06/01/03
    147/U56                           4.8750       07/01/03        07/01/03
      25                              9.7500          .0000           .0000
    A                                11.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5083990                          11.9900        325,000.00        100
    FAZIO, JR           JOSEPH       11.9900        324,717.58         ZZ
                                     11.4900          3,340.49         1
                                     18.4900          3,340.49         73
    CLIFTON         NJ    07013      17.9900       06/16/01
    0432962694                       11.9900       08/01/01            00
    10420437                         11.4900       07/01/31            0
    0                                 6.5000       07/01/03        07/01/03
    147/U56                           6.0000       08/01/03        08/01/03
      25                             11.9900          .0000           .0000
    A                                13.4900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5083991                           8.1250        399,000.00        100
    MCCARTY             LAURENCE      8.1250        398,136.04         ZZ
                                      7.6250          2,962.57         1
                                     14.6250          2,962.57         88
    ORANGE          CA    92869      14.1250       06/14/01
    0432958338                        8.1250       08/01/01            23
    10420441                          7.6250       07/01/31            0
    0                                 5.8750       07/01/03        07/01/03
    147/U56                           5.3750       08/01/03        08/01/03
      25                              8.1250          .0000           .0000
    A                                 9.6250            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5083993                           9.8750        225,900.00        100
    MARTINEZ            RAMON         9.8750        225,589.53         ZZ
                                      9.3750          1,961.60         1
                                     16.3750          1,961.60         90
    WINNETKA        CA    91306      15.8750       06/08/01
    0432957538                        9.8750       08/01/01            23
    10420493                          9.3750       07/01/31            0
    0                                 6.1250       07/01/03        07/01/03
    147/U57                           5.6250       08/01/03        08/01/03
      25                              9.8750          .0000           .0000
    A                                11.3750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084001                          10.9900        157,500.00        100
    GRIVAS              MYRTA        10.9900        157,192.15         ZZ
                                     10.4900          1,498.72         2
                                     17.4900          1,498.72         90
    LAKEWOOD        OH    44107      16.9900       06/07/01
    0432955292                       10.9900       07/01/01            23
    10420663                         10.4900       06/01/31            0
    0                                 7.0000       06/01/03        06/01/03
    147/U56                           6.5000       07/01/03        07/01/03
      25                             10.9900          .0000           .0000
    A                                12.4900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084005                          11.1250        126,000.00        100
    LAKE                LAUREN       11.1250        125,867.61         ZZ
                                     10.6250          1,211.85         1
                                     17.6250          1,211.85         90
    LINDEN          NJ    07036      17.1250       06/11/01
    0432955227                       11.1250       08/01/01            23
    10420740                         10.6250       07/01/31            0
    0                                 7.1250       07/01/03        07/01/03
    147/U56                           6.6250       08/01/03        08/01/03
      25                             11.1250          .0000           .0000
    A                                12.6250            6              6
1


      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084018                           9.4900        156,000.00        100
    CHOLICO             JESSE         9.4900        155,688.73         ZZ
                                      8.9900          1,310.60         1
                                     15.9900          1,310.60         95
    LOS ANGELES     CA    90042      15.4900       05/21/01
    0432961431                        9.4900       07/01/01            23
    10420989                          8.9900       06/01/31            0
    0                                 6.3750       06/01/03        06/01/03
    147/U56                           5.8750       07/01/03        07/01/03
      25                              9.4900          .0000           .0000
    A                                10.9900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084023                          11.8750         65,250.00        100
    COLE                BILLY        11.8750         65,191.83         ZZ
                                     11.3750            664.90         1
                                     18.3750            664.90         90
    SHAWNEE         OK    74801      17.8750       06/28/01
    0432941391                       11.8750       08/01/01            23
    10421089                         11.3750       07/01/31            0
    0                                 7.6250       07/01/03        07/01/03
    147/U56                           7.1250       08/01/03        08/01/03
      25                             11.8750          .0000           .0000
    A                                13.3750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084031                           9.5000        138,330.00        100
    GRILLO              ANTHONY       9.5000        138,046.80         ZZ
                                      9.0000          1,163.16         1
                                     16.0000          1,163.16         90
    NAPLES          FL    34104      15.5000       05/31/01
    0432958486                        9.5000       07/01/01            23
    10421212                          9.0000       06/01/31            0
    0                                 6.8750       06/01/03        06/01/03
1


    147/U56                           6.3750       07/01/03        07/01/03
      25                              9.5000          .0000           .0000
    A                                11.0000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5084032                          10.2500        109,155.00        100
    LEARY               CHRISTOPH    10.2500        109,016.51         ZZ
                                      9.7500            978.14         1
                                     16.7500            978.14         95
    AUSTELL         GA    30168      16.2500       06/06/01
    0432959344                       10.2500       08/01/01            23
    10421213                          9.7500       07/01/31            0
    0                                 6.2500       07/01/03        07/01/03
    147/U57                           5.7500       08/01/03        08/01/03
      25                             10.2500          .0000           .0000
    A                                11.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084033                           9.7500        152,500.00        100
    BREWER              ROBERT        9.7500        152,284.78         ZZ
                                      9.2500          1,310.22         1
                                     16.2500          1,310.22         89
    SAYREVILLE      NJ    08879      15.7500       06/13/01
    0432958395                        9.7500       08/01/01            23
    10421237                          9.2500       07/01/31            0
    0                                 6.1250       07/01/03        07/01/03
    147/U56                           5.6250       08/01/03        08/01/03
      25                              9.7500          .0000           .0000
    A                                11.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084035                          10.7500        144,000.00        100
    LONG                PAMELA       10.7500        143,780.18         ZZ
                                     10.2500          1,344.22         1
                                     17.2500          1,344.22         80
    ADEL            GA    31620      16.7500       06/01/01
1


    0432958908                       10.7500       07/01/01            00
    10421259                         10.2500       06/01/31            0
    0                                 6.7500       06/01/03        06/01/03
    147/U56                           6.2500       07/01/03        07/01/03
      25                             10.7500          .0000           .0000
    A                                12.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084045                           9.8750        164,082.00        100
    DETHOMAS            DOUGLAS       9.8750        163,780.14         ZZ
                                      9.3750          1,424.80         1
                                     16.3750          1,424.80         85
    FONTANA         CA    92337      15.8750       05/17/01
    0432934800                         .0000       07/01/01            23
    10421444                           .0000       06/01/31            0
    0                                 6.3750       06/01/03        06/01/03
    147/U57                           5.8750       07/01/03        07/01/03
      25                              9.8750          .0000           .0000
    A                                11.3750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084055                           9.9900        132,000.00        100
    ROMERO              HERCSON       9.9900        131,722.14         ZZ
                                      9.4900          1,157.42         1
                                     16.4900          1,157.42         80
    PHOENIX         AZ    85022      15.9900       06/04/01
    0432955276                        9.9900       08/01/01            00
    10421719                          9.4900       07/01/31            0
    0                                 6.7500       07/01/03        07/01/03
    147/U56                           6.2500       08/01/03        08/01/03
      25                              9.9900          .0000           .0000
    A                                11.4900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084056                          11.5000        342,550.00        100
    ANDRADE             FLORENCIO    11.5000        342,218.40         ZZ
1


                                     11.0000          3,392.25         1
                                     18.0000          3,392.25         85
    GILROY          CA    95020      17.5000       06/12/01
    0432942654                       11.5000       08/01/01            23
    10421735                         11.0000       07/01/31            0
    0                                 7.6250       07/01/03        07/01/03
    147/U56                           7.1250       08/01/03        08/01/03
      25                             11.5000          .0000           .0000
    A                                13.0000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084057                          11.6250         49,725.00        100
    STEVAHN             ANN          11.6250         49,662.22         ZZ
                                     11.1250            497.18         1
                                     18.1250            497.18         84
    RAPID CITY      SD    57701      17.6250       05/31/01
    0432956795                       11.6250       07/01/01            23
    10421744                         11.1250       06/01/31            0
    0                                 6.3750       06/01/03        06/01/03
    147/U56                           5.8750       07/01/03        07/01/03
      25                             11.6250          .0000           .0000
    A                                13.1250            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084058                           9.8750        311,600.00        100
    BLANGA              ISAAC         9.8750        311,171.78         ZZ
                                      9.3750          2,705.78         1
                                     16.3750          2,705.78         95
    NORTH HOLLYWOO  CA    91606      15.8750       06/04/01
    0432957439                        9.8750       08/01/01            23
    10421747                          9.3750       07/01/31            0
    0                                 6.3750       07/01/03        07/01/03
    147/U56                           5.8750       08/01/03        08/01/03
      25                              9.8750          .0000           .0000
    A                                11.3750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5084060                           8.9900         63,000.00        100
    JERKS JR            EDDIE         8.9900         62,706.59         ZZ
                                      8.4900            506.46         1
                                     15.4900            506.46         70
    DETROIT         MI    48205      14.9900       06/07/01
    0432942845                        8.9900       08/01/01            00
    10421788                          8.4900       07/01/31            0
    0                                 6.6250       07/01/03        07/01/03
    147/U57                           6.1250       08/01/03        08/01/03
      25                              8.9900          .0000           .0000
    A                                10.4900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084065                          11.7500         77,350.00        100
    BOUGERE             HELEN        11.7500         77,278.69         ZZ
                                     11.2500            780.78         1
                                     18.2500            780.78         85
    HARVEY          LA    70058      17.7500       06/01/01
    0432961712                       11.7500       08/01/01            23
    10421837                         11.2500       07/01/31            0
    0                                 6.3750       07/01/04        07/01/04
    147/U57                           5.8750       08/01/04        08/01/04
      25                             11.7500          .0000           .0000
    A                                14.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084070                           9.9900        117,725.00        100
    OWEN, JR            TIMOTHY       9.9900        117,567.10         ZZ
                                      9.4900          1,032.26         1
                                     16.4900          1,032.26         85
    LAS VEGAS       NV    89156      15.9900       06/04/01
    0432937183                        9.9900       08/01/01            23
    10421909                          9.4900       07/01/31            0
    0                                 6.2500       07/01/04        07/01/04
    147/U56                           5.7500       08/01/04        08/01/04
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084072                           9.8750         31,500.00        100
    BLANTON             TODD          9.8750         31,456.71         ZZ
                                      9.3750            273.53         1
                                     16.3750            273.53         90
    SHELBY          NC    28150      15.8750       06/15/01
    0432950848                        9.8750       08/01/01            23
    10421913                          9.3750       07/01/31            0
    0                                 5.3750       07/01/03        07/01/03
    147/U57                           4.8750       08/01/03        08/01/03
      25                              9.8750          .0000           .0000
    A                                11.3750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5084080                           9.8750        125,800.00        100
    ECKLES              KENNETH       9.8750        125,568.52         ZZ
                                      9.3750          1,092.39         1
                                     16.3750          1,092.39         85
    MODESTO         CA    95355      15.8750       05/31/01
    0432954675                        9.8750       07/01/01            23
    10422091                          9.3750       06/01/31            0
    0                                 8.0000       06/01/03        06/01/03
    147/U56                           7.5000       07/01/03        07/01/03
      25                              9.8750          .0000           .0000
    A                                11.3750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084083                           8.2500        367,200.00        100
    HERNANDEZ           SOCORRO       8.2500        366,492.68         ZZ
                                      7.7500          2,758.66         1
                                     14.7500          2,758.66         90
    SAN JOSE        CA    95111      14.2500       06/07/01
    0432957488                        8.2500       08/01/01            23
    10422098                          7.7500       07/01/31            0
    0                                 5.8750       07/01/03        07/01/03
    147/U56                           5.3750       08/01/03        08/01/03
      25                              8.2500          .0000           .0000
    A                                 9.7500            6              6
1


      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084085                          10.9900         70,300.00        100
    PAYNE               ROBIN        10.9900         70,223.92         ZZ
                                     10.4900            668.96         1
                                     17.4900            668.96         95
    ELIZABETH       PA    15037      16.9900       06/12/01
    0432956274                       10.9900       08/01/01            23
    10422107                         10.4900       07/01/31            0
    0                                 7.0000       07/01/04        07/01/04
    147/U56                           6.5000       08/01/04        08/01/04
      25                             10.9900          .0000           .0000
    A                                13.9900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084086                          10.7500         47,700.00        100
    DIENER              TAMMI        10.7500         47,645.61         ZZ
                                     10.2500            445.28         1
                                     17.2500            445.28         90
    SCOTTDALE       PA    15683      16.7500       06/26/01
    0432963569                       10.7500       08/01/01            23
    10422142                         10.2500       07/01/31            0
    0                                 7.0000       07/01/03        07/01/03
    147/U56                           6.5000       08/01/03        08/01/03
      25                             10.7500          .0000           .0000
    A                                12.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084092                          10.2500        168,000.00        100
    SANDERS             SHANNON      10.2500        167,786.27         ZZ
                                      9.7500          1,505.46         1
                                     16.7500          1,505.46         80
    QUEEN CREEK     AZ    85242      16.2500       06/26/01
    0432945665                       10.2500       08/01/01            00
    10422244                          9.7500       07/01/31            0
    0                                 6.3750       07/01/03        07/01/03
1


    147/U56                           5.8750       08/01/03        08/01/03
      25                             10.2500          .0000           .0000
    A                                11.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084093                          11.7500        100,300.00        100
    JOHNSON             TABITHA      11.7500        100,204.92         ZZ
                                     11.2500          1,012.44         1
                                     18.2500          1,012.44         85
    SANDERSVILLE    GA    31082      17.7500       06/05/01
    0432937688                       11.7500       08/01/01            23
    10422255                         11.2500       07/01/31            0
    0                                 7.6250       07/01/03        07/01/03
    147/U56                           7.1250       08/01/03        08/01/03
      25                             11.7500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084098                           9.2500        170,000.00        100
    SHAPIRO             ROBERT        9.2500        169,733.56         ZZ
                                      8.7500          1,398.55         1
                                     15.7500          1,398.55         71
    WALDWICK        NJ    07463      15.2500       06/22/01
    0432939627                        9.2500       08/01/01            00
    10422278                          8.7500       07/01/31            0
    0                                 4.6250       07/01/03        07/01/03
    147/U56                           4.1250       08/01/03        08/01/03
      25                              9.2500          .0000           .0000
    A                                10.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084100                          11.2500        337,250.00        100
    SILVESTRI           EDWARD       11.2500        336,757.84         ZZ
                                     10.7500          3,275.58         1
                                     17.7500          3,275.58         95
    NEW FAIRFIELD   CT    06812      17.2500       05/30/01
1


    0432935104                       11.2500       07/01/01            23
    10422293                         10.7500       06/01/31            0
    0                                 7.0000       06/01/03        06/01/03
    147/U57                           6.5000       07/01/03        07/01/03
      25                             11.2500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084103                           9.7500         90,000.00        100
    PORCHER             CHERYL        9.7500         89,873.00         ZZ
                                      9.2500            773.24         1
                                     16.2500            773.24         90
    SAN PABLO       CA    94806      15.7500       06/08/01
    0432953354                        9.7500       08/01/01            23
    10422326                          9.2500       07/01/31            0
    0                                 5.3750       07/01/03        07/01/03
    147/U56                           4.8750       08/01/03        08/01/03
      25                              9.7500          .0000           .0000
    A                                11.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5084104                           9.9900        400,000.00        100
    WILLIAMS            ROBERT        9.9900        399,463.53         ZZ
                                      9.4900          3,507.34         1
                                     16.4900          3,507.34         63
    MEMPHIS         TN    38125      15.9900       06/07/01
    0432955714                        9.9900       08/01/01            00
    10422345                          9.4900       07/01/31            0
    0                                 6.1250       07/01/04        07/01/04
    147/U57                           5.6250       08/01/04        08/01/04
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5084109                           9.9900        131,310.00        100
    ELLIS, SR           CARL          9.9900        131,133.90         ZZ
1


                                      9.4900          1,151.37         1
                                     16.4900          1,151.37         90
    POOLER          GA    31322      15.9900       06/22/01
    0432955201                        9.9900       08/01/01            23
    10422399                          9.4900       07/01/31            0
    0                                 6.5000       07/01/03        07/01/03
    147/U56                           6.0000       08/01/03        08/01/03
      25                              9.9900          .0000           .0000
    A                                11.4900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084111                           9.9900         61,600.00        100
    NAVEUNXAY           SENGMANI      9.9900         61,461.15         ZZ
                                      9.4900            540.13         1
                                     15.9900            540.13         80
    TUCSON          AZ    85713      15.4900       05/17/01
    0432937886                        9.9900       07/01/01            00
    10422403                          9.4900       06/01/31            0
    0                                 6.5000       06/01/03        06/01/03
    147/U56                           6.0000       07/01/03        07/01/03
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084117                           8.7500         76,500.00        100
    LOWDEN              YVETTE        8.7500         76,366.98         ZZ
                                      8.2500            601.83         1
                                     15.2500            601.83         90
    FOLCROFT        PA    19032      14.7500       06/22/01
    0432929453                        8.7500       08/01/01            23
    10422457                          8.2500       07/01/31            0
    0                                 6.1250       07/01/03        07/01/03
    147/U57                           5.6250       08/01/03        08/01/03
      25                              8.7500          .0000           .0000
    A                                10.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5084126                           7.9900        130,000.00        100
    ROBINSON            CAROL         7.9900        129,646.87         ZZ
                                      7.4900            952.99         1
                                     14.4900            952.99         84
    LAGUNA NIGUEL   CA    92677      13.9900       05/25/01
    0432957801                        7.9900       07/01/01            23
    10422561                          7.4900       06/01/31            0
    0                                 5.6250       06/01/03        06/01/03
    147/U56                           5.1250       07/01/03        07/01/03
      25                              7.9900          .0000           .0000
    A                                 9.4900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5084128                          11.1250        190,000.00        100
    THOMPSON            BRIDGETTE    11.1250        189,800.37         ZZ
                                     10.6250          1,827.39         1
                                     17.6250          1,827.39         95
    FLINT           MI    48506      17.1250       06/20/01
    0432961647                       11.1250       08/01/01            23
    10422599                         10.6250       07/01/31            0
    0                                 6.2500       07/01/03        07/01/03
    147/U56                           5.7500       08/01/03        08/01/03
      25                             11.1250          .0000           .0000
    A                                12.6250            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084130                           8.9900        120,000.00        100
    EINHEART            EUGENIA       8.9900        119,734.27         ZZ
                                      8.4900            964.69         1
                                     15.4900            964.69         89
    FRESNO          CA    93728      14.9900       05/23/01
    0432969699                        8.9900       07/01/01            23
    10422610                          8.4900       06/01/31            0
    0                                 5.3750       06/01/03        06/01/03
    147/U56                           4.8750       07/01/03        07/01/03
      25                              8.9900          .0000           .0000
    A                                10.4900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084131                           8.5000        174,000.00        100
    STANFORD            HENRY         8.5000        173,681.52         ZZ
                                      8.0000          1,337.91         1
                                     15.0000          1,337.91         68
    ANTIOCH         CA    94509      14.5000       06/11/01
    0432952158                        8.5000       08/01/01            00
    10422633                          8.0000       07/01/31            0
    0                                 4.7500       07/01/03        07/01/03
    147/U57                           4.2500       08/01/03        08/01/03
      25                              8.5000          .0000           .0000
    A                                10.0000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5084133                          11.6250        153,000.00        100
    FREEMAN             MICHAEL      11.6250        152,855.90         ZZ
                                     11.1250          1,529.76         1
                                     18.1250          1,529.76         85
    DURHAM          NC    27712      17.6250       06/12/01
    0432957769                       11.6250       08/01/01            23
    10422643                         11.1250       07/01/31            0
    0                                 6.5000       07/01/03        07/01/03
    147/U56                           6.0000       08/01/03        08/01/03
      25                             11.6250          .0000           .0000
    A                                13.1250            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084135                           8.9900        327,250.00        100
    DENNIS              NANCY         8.9900        326,708.57         ZZ
                                      8.4900          2,630.78         1
                                     15.4900          2,630.78         85
    CORONA          CA    92881      14.9900       06/08/01
    0432956241                        8.9900       08/01/01            23
    10422646                          8.4900       07/01/31            0
    0                                 5.8750       07/01/03        07/01/03
    147/U57                           5.3750       08/01/03        08/01/03
      25                              8.9900          .0000           .0000
    A                                10.4900            6              6
1


      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084139                           8.9900        474,525.00        100
    BENSOUSSAN          JEAN-CLAU     8.9900        473,739.91         ZZ
                                      8.4900          3,814.73         1
                                     15.4900          3,814.73         95
    WOODLAND HILLS  CA    91367      14.9900       06/18/01
    0432962975                        8.9900       08/01/01            23
    10422673                          8.4900       07/01/31            0
    0                                 6.2500       07/01/03        07/01/03
    147/U56                           5.7500       08/01/03        08/01/03
      25                              8.9900          .0000           .0000
    A                                10.4900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084141                          11.7500         80,010.00        100
    ODDO                FRANK        11.7500         79,911.76         ZZ
                                     11.2500            807.63         1
                                     18.2500            807.63         90
    OMAHA           NE    68107      17.7500       05/31/01
    0432960706                       11.7500       07/01/01            23
    10422687                         11.2500       06/01/31            0
    0                                 7.2500       06/01/03        06/01/03
    147/U56                           6.7500       07/01/03        07/01/03
      25                             11.7500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5084143                           7.7500        289,000.00        100
    KANG                JASON         7.7500        288,384.10         ZZ
                                      7.2500          2,070.44         1
                                     14.2500          2,070.44         85
    NORTHRIDGE      CA    91326      13.7500       06/25/01
    0432950830                        7.7500       08/01/01            23
    10422711                          7.2500       07/01/31            0
    0                                 5.1250       07/01/03        07/01/03
1


    147/U56                           4.6250       08/01/03        08/01/03
      25                              7.7500          .0000           .0000
    A                                 9.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5084147                           7.7500        171,000.00        100
    BODIE               DESIREE       7.7500        170,635.58         ZZ
                                      7.2500          1,225.07         1
                                     14.2500          1,225.07         95
    AGOURA HILLS    CA    91301      13.7500       06/15/01
    0432963007                        7.7500       08/01/01            23
    10422723                          7.2500       07/01/31            0
    0                                 4.7500       07/01/03        07/01/03
    147/U56                           4.2500       08/01/03        08/01/03
      25                              7.7500          .0000           .0000
    A                                 9.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5084149                           8.9900        220,500.00        100
    ERCEG               KRIS          8.9900        220,045.22         ZZ
                                      8.4900          1,772.61         1
                                     15.4900          1,772.61         90
    ANTHEM          AZ    85086      14.9900       06/08/01
    0432963122                        8.9900       08/01/01            23
    10422761                          8.4900       07/01/31            0
    0                                 7.0000       07/01/03        07/01/03
    147/U56                           6.5000       08/01/03        08/01/03
      25                              8.9900          .0000           .0000
    A                                10.4900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5084152                          10.2500         76,950.00        100
    WALKER, JR          RUFUS        10.2500         76,852.34         ZZ
                                      9.7500            689.55         1
                                     16.7500            689.55         90
    BEDFORD HEIGHT  OH    44146      16.2500       06/14/01
1


    0432957504                       10.2500       08/01/01            23
    10422791                          9.7500       07/01/31            0
    0                                 5.8750       07/01/03        07/01/03
    147/U56                           5.3750       08/01/03        08/01/03
      25                             10.2500          .0000           .0000
    A                                11.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5084153                          11.1250         56,250.00        100
    GOODWIN             JASON        11.1250         56,190.87         ZZ
                                     10.6250            541.01         2
                                     17.6250            541.01         90
    SCHENECTADY     NY    12303      17.1250       06/22/01
    0432957728                       11.1250       08/01/01            23
    10422793                         10.6250       07/01/31            0
    0                                 6.5000       07/01/03        07/01/03
    147/U56                           6.0000       08/01/03        08/01/03
      25                             11.1250          .0000           .0000
    A                                12.6250            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084155                          10.6250        314,500.00        100
    MAGARINO            MARINA       10.6250        314,006.89         ZZ
                                     10.1250          2,906.29         1
                                     17.1250          2,906.29         90
    YORBA LINDA     CA    92886      16.6250       05/21/01
    0432955441                         .0000       07/01/01            23
    10422835                           .0000       06/01/31            0
    0                                 6.7500       06/01/03        06/01/03
    147/U56                           6.2500       07/01/03        07/01/03
      25                             10.6250          .0000           .0000
    A                                12.1250            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084168                           7.2500        236,000.00        100
    JINER               TERRY         7.2500        235,444.33         ZZ
1


                                      6.7500          1,609.94         1
                                     13.7500          1,609.94         80
    DENVER          CO    80207      13.2500       06/05/01
    0432942951                        7.2500       08/01/01            00
    10422953                          6.7500       07/01/31            0
    0                                 4.1250       07/01/03        07/01/03
    147/U56                           3.6250       08/01/03        08/01/03
      25                              7.2500          .0000           .0000
    A                                 8.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084170                          11.3750         95,000.00        100
    ROWLEY              VAR          11.3750         94,905.49         ZZ
                                     10.8750            931.73         1
                                     17.8750            931.73         69
    QUEEN CREEK     AZ    85242      17.3750       06/12/01
    0432956381                       11.3750       08/01/01            23
    10422959                         10.8750       07/01/31            0
    0                                 6.6250       07/01/03        07/01/03
    147/U56                           6.1250       08/01/03        08/01/03
      25                             11.3750          .0000           .0000
    A                                12.8750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084188                           9.8750         60,000.00        100
    TOWERS              FRANCIS       9.8750         59,889.61         ZZ
                                      9.3750            521.01         1
                                     16.3750            521.01         80
    GLOVERSVILLE    NY    12078      15.8750       05/31/01
    0432958437                        9.8750       07/01/01            00
    10423066                          9.3750       06/01/31            0
    0                                 5.6250       06/01/03        06/01/03
    147/U57                           5.1250       07/01/03        07/01/03
      25                              9.8750          .0000           .0000
    A                                11.3750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    5084195                           8.9900        195,500.00        100
    RIILI               ROSA          8.9900        195,176.53         ZZ
                                      8.4900          1,571.64         1
                                     15.4900          1,571.64         89
    PEORIA          AZ    85381      14.9900       06/11/01
    0432950046                        8.9900       08/01/01            23
    10423125                          8.4900       07/01/31            0
    0                                 5.8750       07/01/03        07/01/03
    147/U56                           5.3750       08/01/03        08/01/03
      25                              8.9900          .0000           .0000
    A                                10.4900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5084197                          11.7500         29,400.00        100
    LYONS               BRIAN        11.7500         29,373.06         ZZ
                                     11.2500            296.77         2
                                     18.2500            296.77         69
    NEW ORLEANS     LA    70112      17.7500       06/11/01
    0432957520                       11.7500       08/01/01            00
    10423136                         11.2500       07/01/31            0
    0                                 7.6250       07/01/03        07/01/03
    147/U56                           7.1250       08/01/03        08/01/03
      25                             11.7500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5084205                          11.1250         99,750.00        100
    MODLIN              THADDEUS     11.1250         99,595.29         ZZ
                                     10.6250            959.38         1
                                     17.6250            959.38         95
    WALDORF         MD    20601      17.1250       06/13/01
    0432957702                       11.1250       08/01/01            23
    10423208                         10.6250       07/01/31            0
    0                                 7.1250       07/01/03        07/01/03
    147/U57                           6.6250       08/01/03        08/01/03
      25                             11.1250          .0000           .0000
    A                                12.6250            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5084207                          10.0000         33,250.00        100
    KLARNET             ELIZABETH    10.0000         33,205.48         ZZ
                                      9.5000            291.80         1
                                     16.5000            291.80         99
    MUNHALL         PA    15120      16.0000       06/25/01
    0432969137                       10.0000       08/01/01            23
    10423235                          9.5000       07/01/31            0
    0                                 7.0000       07/01/04        07/01/04
    147/U56                           6.5000       08/01/04        08/01/04
      25                             10.0000          .0000           .0000
    A                                13.0000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084214                           8.5000        324,000.00        100
    PEACE               LINDA         8.5000        323,206.50         ZZ
                                      8.0000          2,491.28         1
                                     15.0000          2,491.28         90
    BURBANK         CA    91506      14.5000       06/04/01
    0432958981                        8.5000       07/01/01            23
    10423255                          8.0000       06/01/31            0
    0                                 6.1250       06/01/03        06/01/03
    147/U56                           5.6250       07/01/03        07/01/03
      25                              8.5000          .0000           .0000
    A                                10.0000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084217                          10.9900        128,000.00        100
    THREAT              FRANCIS      10.9900        127,861.52         ZZ
                                     10.4900          1,218.01         1
                                     17.4900          1,218.01         80
    BAY SHORE       NY    11706      16.9900       06/01/01
    0432955284                       10.9900       08/01/01            00
    10423277                         10.4900       07/01/31            0
    0                                 5.6250       07/01/03        07/01/03
    147/U57                           5.1250       08/01/03        08/01/03
      25                             10.9900          .0000           .0000
    A                                12.4900            6              6
1


      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5084221                           7.9900        216,000.00        100
    ODONNELL            JEFFREY       7.9900        215,561.40         ZZ
                                      7.4900          1,583.43         1
                                     14.4900          1,583.43         80
    PLACERVILLE     CA    95667      13.9900       05/31/01
    0432937316                        7.9900       08/01/01            00
    10423304                          7.4900       07/01/31            0
    0                                 5.0000       07/01/03        07/01/03
    147/U56                           4.5000       08/01/03        08/01/03
      25                              7.9900          .0000           .0000
    A                                 9.4900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084229                           7.8750         69,200.00        100
    VANHUIZEN           TREVOR        7.8750         69,055.68         ZZ
                                      7.3750            501.75         1
                                     14.3750            501.75         80
    PHOENIX         AZ    85015      13.8750       06/12/01
    0432958700                        7.8750       08/01/01            00
    10423346                          7.3750       07/01/31            0
    0                                 6.5000       07/01/03        07/01/03
    147/U56                           6.0000       08/01/03        08/01/03
      25                              7.8750          .0000           .0000
    A                                 9.3750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5084237                           9.7500        247,000.00        100
    DAGLIYAN            YEGIYA        9.7500        246,651.45         ZZ
                                      9.2500          2,122.12         1
                                     16.2500          2,122.12         95
    PANORAMA CITY   CA    91402      15.7500       06/20/01
    0432974780                        9.7500       08/01/01            23
    10423366                          9.2500       07/01/31            0
    0                                 6.5000       07/01/03        07/01/03
1


    147/U56                           6.0000       08/01/03        08/01/03
      25                              9.7500          .0000           .0000
    A                                11.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084250                          11.7500         42,500.00        100
    HIBBLER             QUINTON      11.7500         42,461.06         ZZ
                                     11.2500            429.00         1
                                     18.2500            429.00         85
    JACKSON         MS    39209      17.7500       06/29/01
    0432974798                       11.7500       08/01/01            23
    10423494                         11.2500       07/01/31            0
    0                                 7.6250       07/01/03        07/01/03
    147/U56                           7.1250       08/01/03        08/01/03
      25                             11.7500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084254                          11.0000        202,300.00        100
    POCOCK              BRADY        11.0000        201,502.86         ZZ
                                     10.5000          1,926.56         1
                                     17.5000          1,926.56         85
    CLARKSTON       MI    48346      17.0000       05/31/01
    0432934875                       11.0000       07/01/01            23
    10423527                         10.5000       06/01/31            0
    0                                 7.6250       06/01/03        06/01/03
    147/U56                           7.1250       07/01/03        07/01/03
      25                             11.0000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084256                          10.2500         69,700.00        100
    CARTER              ELIZABETH    10.2500         69,611.53         ZZ
                                      9.7500            624.59         1
                                     16.7500            624.59         85
    GULFPORT        MS    39503      16.2500       06/18/01
1


    0432950251                       10.2500       08/01/01            23
    10423537                          9.7500       07/01/31            0
    0                                 6.3750       07/01/03        07/01/03
    147/U56                           5.8750       08/01/03        08/01/03
      25                             10.2500          .0000           .0000
    A                                11.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084259                           9.9900        261,250.00        100
    STANSBURY           JANET         9.9900        260,899.63         ZZ
                                      9.4900          2,290.73         1
                                     16.4900          2,290.73         94
    BYRON           CA    94514      15.9900       06/22/01
    0432943504                        9.9900       08/01/01            23
    10423558                          9.4900       07/01/31            0
    0                                 7.0000       07/01/03        07/01/03
    147/U56                           6.5000       08/01/03        08/01/03
      25                              9.9900          .0000           .0000
    A                                11.4900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084260                           8.8750        499,999.00        100
    KABAT               LUDMILA       8.8750        499,151.84         ZZ
                                      8.3750          3,978.22         1
                                     15.3750          3,978.22         90
    SCOTTSDALE      AZ    85253      14.8750       06/04/01
    0432958593                        8.8750       08/01/01            23
    10423567                          8.3750       07/01/31            0
    0                                 5.5000       07/01/03        07/01/03
    147/U56                           5.0000       08/01/03        08/01/03
      25                              8.8750          .0000           .0000
    A                                10.3750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084275                          11.0000        120,000.00        100
    ROBINSON            PERCY        11.0000        119,870.45         ZZ
1


                                     10.5000          1,142.79         4
                                     17.5000          1,142.79         75
    NEWARK          NJ    07112      17.0000       06/08/01
    0432959096                       11.0000       08/01/01            00
    10423693                         10.5000       07/01/31            0
    0                                 7.1250       07/01/03        07/01/03
    147/U57                           6.6250       08/01/03        08/01/03
      25                             11.0000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084282                          10.0000        140,700.00        100
    PEEK                CHRISTOPH    10.0000        140,511.69         ZZ
                                      9.5000          1,234.75         1
                                     16.5000          1,234.75         70
    ATLANTA         GA    30307      16.0000       06/06/01
    0432945244                       10.0000       08/01/01            00
    10423775                          9.5000       07/01/31            0
    0                                 7.1250       07/01/03        07/01/03
    147/U56                           6.6250       08/01/03        08/01/03
      25                             10.0000          .0000           .0000
    A                                11.5000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084283                          11.5000         68,800.00        100
    AGE                 SALLIE       11.5000         68,733.37         ZZ
                                     11.0000            681.33         1
                                     18.0000            681.33         80
    RESERVE         LA    70084      17.5000       06/19/01
    0432952273                       11.5000       08/01/01            00
    10423779                         11.0000       07/01/31            0
    0                                 6.1250       07/01/04        07/01/04
    147/U56                           5.6250       08/01/04        08/01/04
      25                             11.5000          .0000           .0000
    A                                14.5000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5084286                           8.8750        436,500.00        100
    SAAVEDRA            LETICA        8.8750        435,760.43         ZZ
                                      8.3750          3,472.99         1
                                     15.3750          3,472.99         90
    VENTURA         CA    93002      14.8750       06/01/01
    0432937373                        8.8750       08/01/01            23
    10423799                          8.3750       07/01/31            0
    0                                 5.8750       07/01/03        07/01/03
    147/U56                           5.3750       08/01/03        08/01/03
      25                              8.8750          .0000           .0000
    A                                10.3750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084289                           9.7500        140,250.00        100
    REINO               BRENT         9.7500        140,036.87         ZZ
                                      9.2500          1,204.97         1
                                     16.2500          1,204.97         85
    BRANDON TOWNSH  MI    48462      15.7500       06/11/01
    0432974822                        9.7500       08/01/01            23
    10423840                          9.2500       07/01/31            0
    0                                 5.8750       07/01/03        07/01/03
    147/U56                           5.3750       08/01/03        08/01/03
      25                              9.7500          .0000           .0000
    A                                11.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084294                           9.8650         65,450.00        100
    NAGY                JANOS         9.8650         65,359.84         ZZ
                                      9.3650            567.86         1
                                     16.3650            567.86         85
    SUNRISE         FL    33351      15.8650       06/25/01
    0432937720                        9.8650       08/01/01            23
    10423859                          9.3650       07/01/31            0
    0                                 6.0000       07/01/03        07/01/03
    147/U56                           5.5000       08/01/03        08/01/03
      25                              9.8650          .0000           .0000
    A                                11.3650            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5084300                           9.2500        425,000.00        100
    MARTIN              JOSEPH        9.2500        424,333.88         ZZ
                                      8.7500          3,496.38         1
                                     15.7500          3,496.38         85
    PHOENIX         AZ    85020      15.2500       06/08/01
    0432957462                        9.2500       08/01/01            23
    10423894                          8.7500       07/01/31            0
    0                                 7.3750       07/01/03        07/01/03
    147/U56                           6.8750       08/01/03        08/01/03
      25                              9.2500          .0000           .0000
    A                                10.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084308                          10.3750        228,000.00        100
    LOPEZ               LUPE         10.3750        227,718.34         ZZ
                                      9.8750          2,064.33         1
                                     16.8750          2,064.33         95
    WADDELL         AZ    85355      16.3750       06/15/01
    0432969426                       10.3750       08/01/01            23
    10423954                          9.8750       07/01/31            0
    0                                 6.2500       07/01/03        07/01/03
    147/U56                           5.7500       08/01/03        08/01/03
      25                             10.3750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5084311                          11.2500         80,000.00        100
    BROWN               RICHARD      11.2500         79,918.21         ZZ
                                     10.7500            777.01         1
                                     17.7500            777.01         64
    ATLANTA         GA    30311      17.2500       06/11/01
    0432940906                       11.2500       08/01/01            00
    10423988                         10.7500       07/01/31            0
    0                                 7.2500       07/01/03        07/01/03
    147/U56                           6.7500       08/01/03        08/01/03
      25                             11.2500          .0000           .0000
    A                                12.7500            6              6
1


      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084314                           9.0000        168,750.00        100
    LUNA                MANUEL        9.0000        168,471.37         ZZ
                                      8.5000          1,357.81         1
                                     15.5000          1,357.81         75
    BAYPOINT        CA    94565      15.0000       06/12/01
    0432955417                        9.0000       08/01/01            00
    10424024                          8.5000       07/01/31            0
    0                                 6.0000       07/01/03        07/01/03
    147/U57                           5.5000       08/01/03        08/01/03
      25                              9.0000          .0000           .0000
    A                                10.5000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084315                           9.2500        217,600.00        100
    ARCE                STEPHEN       9.2500        217,258.93         ZZ
                                      9.0000          1,790.15         1
                                     15.7500          1,790.15         85
    SANTEE          CA    92071      15.5000       06/29/01
    0432950798                        9.2500       08/01/01            23
    10424036                          9.0000       07/01/31            0
    0                                 6.3750       07/01/03        07/01/03
    147/U56                           6.1250       08/01/03        08/01/03
      25                              9.2500          .0000           .0000
    A                                10.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084317                           8.9900        135,600.00        100
    AYERS  JR           HENRY         8.9900        135,375.63         ZZ
                                      8.4900          1,090.10         1
                                     15.4900          1,090.10         80
    BUCKEYE         AZ    85326      14.9900       06/21/01
    0432955052                        8.9900       08/01/01            00
    10424042                          8.4900       07/01/31            0
    0                                 5.3750       07/01/03        07/01/03
1


    147/U56                           4.8750       08/01/03        08/01/03
      25                              8.9900          .0000           .0000
    A                                10.4900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084327                           9.9900        250,800.00        100
    HITE                CRAIG         9.9900        250,463.64         ZZ
                                      9.4900          2,199.10         1
                                     16.4900          2,199.10         95
    STANTON         CA    90680      15.9900       06/21/01
    0432961506                        9.9900       08/01/01            23
    10424115                          9.4900       07/01/31            0
    0                                 6.3750       07/01/03        07/01/03
    147/U56                           5.8750       08/01/03        08/01/03
      25                              9.9900          .0000           .0000
    A                                11.4900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084328                           8.7500        172,800.00        100
    BRILL               JACQUELIN     8.7500        172,499.56         ZZ
                                      8.2500          1,359.42         1
                                     15.2500          1,359.42         90
    MOORPARK        CA    90321      14.7500       06/11/01
    0432958510                        8.7500       08/01/01            23
    10424118                          8.2500       07/01/31            0
    0                                 4.7500       07/01/04        07/01/04
    147/U56                           4.2500       08/01/04        08/01/04
      25                              8.7500          .0000           .0000
    A                                11.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5084332                           8.9900        125,800.00        100
    ORTEGA              DANNY         8.9900        125,591.85         ZZ
                                      8.7400          1,011.32         1
                                     15.4900          1,011.32         85
    MODESTO         CA    95355      15.2400       06/08/01
1


    0432944387                        8.9900       08/01/01            23
    10424166                          8.7400       07/01/31            0
    0                                 6.3750       07/01/03        07/01/03
    147/U56                           6.1250       08/01/03        08/01/03
      25                              8.9900          .0000           .0000
    A                                10.4900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084337                          11.2500        122,400.00        100
    JEFFERSON           TRULESTIN    11.2500        122,274.84         ZZ
                                     10.7500          1,188.83         1
                                     17.7500          1,188.83         90
    BALTIMORE       MD    21207      17.2500       06/29/01
    0432960896                       11.2500       08/01/01            23
    10424226                         10.7500       07/01/31            0
    0                                 6.5000       07/01/03        07/01/03
    147/U56                           6.0000       08/01/03        08/01/03
      25                             11.2500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084348                           8.5000        526,300.00        100
    KLEIN               PETER         8.5000        525,336.69         ZZ
                                      8.0000          4,046.80         1
                                     15.0000          4,046.80         95
    WEST NEWBURY    MA    01985      14.5000       06/22/01
    0432963593                        8.5000       08/01/01            23
    10424313                          8.0000       07/01/31            0
    0                                 5.8750       07/01/03        07/01/03
    147/U56                           5.3750       08/01/03        08/01/03
      25                              8.5000          .0000           .0000
    A                                10.0000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084352                           9.8750        155,000.00        100
    MENDEZ              CATHERINE     9.8750        154,786.97         ZZ
1


                                      9.3750          1,345.95         1
                                     16.3750          1,345.95         66
    WEST HILLS      CA    91307      15.8750       06/15/01
    0432952364                        9.8750       08/01/01            00
    10424355                          9.3750       07/01/31            0
    0                                 5.6250       07/01/03        07/01/03
    147/U56                           5.1250       08/01/03        08/01/03
      25                              9.8750          .0000           .0000
    A                                11.3750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084360                          10.5000         49,500.00        100
    PATTON, JR          GREG         10.5000         49,440.46         ZZ
                                     10.0000            452.80         1
                                     17.0000            452.80         90
    PITTSBURGH      PA    15206      16.5000       06/28/01
    0432962900                       10.5000       08/01/01            23
    10424407                         10.0000       07/01/31            0
    0                                 5.8750       07/01/03        07/01/03
    147/U56                           5.3750       08/01/03        08/01/03
      25                             10.5000          .0000           .0000
    A                                12.0000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084363                          11.6250        327,250.00        100
    CALVIN              ROBERT       11.6250        326,913.50         ZZ
                                     11.3750          3,271.98         1
                                     18.1250          3,271.98         85
    HIGLEY          AZ    85297      17.8750       06/14/01
    0432958684                       11.6250       08/01/01            23
    10424463                         11.3750       07/01/31            0
    0                                 6.5000       07/01/03        07/01/03
    147/U57                           6.2500       08/01/03        08/01/03
      25                             11.6250          .0000           .0000
    A                                13.1250            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5084365                          10.7500         72,800.00        100
    MARES JR            PETE         10.7500         72,717.02         ZZ
                                     10.2500            679.58         1
                                     17.2500            679.58         74
    OMAHA           NE    68157      16.7500       06/25/01
    0432960417                       10.7500       08/01/01            00
    10424473                         10.2500       07/01/31            0
    0                                 6.1250       07/01/03        07/01/03
    147/U56                           5.6250       08/01/03        08/01/03
      25                             10.7500          .0000           .0000
    A                                12.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084372                          10.3750         45,600.00        100
    LOPEZ               AIDA         10.3750         45,543.66         ZZ
                                      9.8750            412.87         1
                                     16.8750            412.87         95
    BETHLEHEM       PA    18018      16.3750       06/27/01
    0432969079                       10.3750       08/01/01            23
    10424539                          9.8750       07/01/31            0
    0                                 6.1250       07/01/03        07/01/03
    147/U56                           5.6250       08/01/03        08/01/03
      25                             10.3750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084375                           7.8750        486,000.00        100
    BALI                AMARPREET     7.8750        484,990.01         ZZ
                                      7.3750          3,523.84         1
                                     14.3750          3,523.84         90
    SAN FRANCISCO   CA    94116      13.8750       06/21/01
    0432941102                        7.8750       08/01/01            23
    10424584                          7.3750       07/01/31            0
    0                                 5.5000       07/01/03        07/01/03
    147/U56                           5.0000       08/01/03        08/01/03
      25                              7.8750          .0000           .0000
    A                                 9.3750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    5084379                           9.3500        233,750.00        100
    IGMEN               JENNIFER      9.3500        233,290.44         ZZ
                                      9.1000          1,939.97         1
                                     15.8500          1,939.97         85
    RENO            NV    89503      15.3500       06/19/01
    0432963601                        9.3500       08/01/01            23
    10424600                          8.8500       07/01/31            0
    0                                 5.1250       07/01/03        07/01/03
    147/U57                           4.8750       08/01/03        08/01/03
      25                              9.3500          .0000           .0000
    A                                10.8500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084384                          10.1250        190,000.00        100
    BECKEY              JENNIFER     10.1250        189,432.03         ZZ
                                      9.8750          1,684.97         1
                                     16.6250          1,684.97         80
    SAN DIEGO       CA    92130      16.3750       06/18/01
    0432963551                       10.1250       08/01/01            00
    10424651                          9.8750       07/01/31            0
    0                                 6.0000       07/01/03        07/01/03
    147/U57                           5.7500       08/01/03        08/01/03
      25                             10.1250          .0000           .0000
    A                                11.6250            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5084386                           9.5000        459,000.00        100
    SULAIMAN            JOSHUA        9.5000        458,317.28         ZZ
                                      9.0000          3,859.53         1
                                     16.0000          3,859.53         90
    SAN JOSE        CA    95136      15.5000       06/29/01
    0432974855                        9.5000       08/01/01            23
    10424700                          9.0000       07/01/31            0
    0                                 6.1250       07/01/03        07/01/03
    147/U56                           5.6250       08/01/03        08/01/03
      25                              9.5000          .0000           .0000
    A                                11.0000            6              6
1


      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084390                          11.1250        186,400.00        100
    HOUSTON             KENNETH      11.1250        186,204.16         ZZ
                                     10.6250          1,792.76         1
                                     17.6250          1,792.76         80
    FARMINGTON HIL  MI    48336      17.1250       06/26/01
    0432955326                       11.1250       08/01/01            00
    10424740                         10.6250       07/01/31            0
    0                                 7.5000       07/01/03        07/01/03
    147/U56                           7.0000       08/01/03        08/01/03
      25                             11.1250          .0000           .0000
    A                                12.6250            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084392                           9.7500        191,250.00        100
    GOODPASTER          GREGG         9.7500        190,980.12         ZZ
                                      9.5000          1,643.14         1
                                     16.2500          1,643.14         85
    CLOVIS          CA    93611      16.0000       06/27/01
    0432961019                        9.7500       08/01/01            23
    10424748                          9.5000       07/01/31            0
    0                                 6.3750       07/01/03        07/01/03
    147/U56                           6.1250       08/01/03        08/01/03
      25                              9.7500          .0000           .0000
    A                                11.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084394                           9.2500        142,405.00        100
    ELMORE              TORI          9.2500        142,153.11         ZZ
                                      9.0000          1,171.54         1
                                     15.7500          1,171.54         95
    SACRAMENTO      CA    95823      15.5000       06/22/01
    0432956431                        9.2500       08/01/01            23
    10424796                          9.0000       07/01/31            0
    0                                 5.8750       07/01/03        07/01/03
1


    147/U57                           5.6250       08/01/03        08/01/03
      25                              9.2500          .0000           .0000
    A                                10.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084396                           9.3750        122,400.00        100
    CARLSON             GARY          9.3750        122,213.12         ZZ
                                      8.8750          1,018.06         1
                                     15.8750          1,018.06         80
    SACRAMENTO      CA    95826      15.3750       06/25/01
    0432955672                         .0000       08/01/01            00
    10424817                           .0000       07/01/31            0
    0                                 5.8750       07/01/03        07/01/03
    147/U56                           5.3750       08/01/03        08/01/03
      25                              9.3750          .0000           .0000
    A                                10.8750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084398                           9.5000        110,400.00        100
    VERDONI             DANTE         9.5000        110,235.78         ZZ
                                      9.2500            928.31         1
                                     16.0000            928.31         76
    AMBRIDGE        PA    15003      15.7500       06/27/01
    0432950152                        9.5000       08/01/01            00
    10424838                          9.2500       07/01/31            0
    0                                 6.1250       07/01/03        07/01/03
    147/U56                           5.8750       08/01/03        08/01/03
      25                              9.5000          .0000           .0000
    A                                11.0000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084399                          10.1250        242,100.00        100
    KEPPLER             JAMES        10.1250        241,784.51         ZZ
                                      9.6250          2,147.00         1
                                     16.6250          2,147.00         90
    ELVERTA         CA    95626      16.1250       06/28/01
1


    0432960912                       10.1250       08/01/01            23
    10424841                          9.6250       07/01/31            0
    0                                 5.8750       07/01/03        07/01/03
    147/U56                           5.3750       08/01/03        08/01/03
      25                             10.1250          .0000           .0000
    A                                11.6250            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084404                          10.7500         74,160.00        100
    THOMAS              RONALD       10.7500         74,075.49         ZZ
                                     10.5000            692.27         1
                                     17.2500            692.27         90
    DAYTON          TN    37321      17.0000       06/15/01
    0432940757                       10.7500       08/01/01            23
    10424916                         10.5000       07/01/31            0
    0                                 7.7500       07/01/03        07/01/03
    147/U56                           7.5000       08/01/03        08/01/03
      25                             10.7500          .0000           .0000
    A                                12.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084405                          11.3750         55,360.00        100
    MARINACK            MARTHA       11.3750         55,304.90         ZZ
                                     11.1250            542.96         1
                                     17.8750            542.96         80
    NORTH FORT MYE  FL    33903      17.6250       06/29/01
    0432950657                       11.3750       08/01/01            00
    10424917                         11.1250       07/01/31            0
    0                                 8.0000       07/01/04        07/01/04
    147/U56                           7.7250       08/01/04        08/01/04
      25                             11.3750          .0000           .0000
    A                                14.3750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084406                          11.9900         68,000.00        100
    GRAY                NEEFESHA     11.9900         67,940.89         ZZ
1


                                     11.4900            698.94         1
                                     18.4900            698.94         80
    JACKSON         MS    39206      17.9900       06/21/01
    0432961753                       11.9900       08/01/01            00
    10424943                         11.4900       07/01/31            0
    0                                 7.5000       07/01/03        07/01/03
    147/U56                           7.0000       08/01/03        08/01/03
      25                             11.9900          .0000           .0000
    A                                13.4900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084409                           9.9900        609,000.00        100
    DALEY               PATRICIA      9.9900        608,183.26         ZZ
                                      9.4900          5,339.92         1
                                     16.4900          5,339.92         70
    BRICK           NJ    08723      15.9900       06/25/01
    0432942209                        9.9900       08/01/01            00
    10424974                          9.4900       07/01/31            0
    0                                 5.2500       07/01/03        07/01/03
    147/U56                           4.7500       08/01/03        08/01/03
      25                              9.9900          .0000           .0000
    A                                11.4900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084421                           9.3750         76,500.00        100
    GOMEZ               ALFRED        9.3750         76,379.43         ZZ
                                      8.8750            636.29         1
                                     15.8750            636.29         75
    MESA            AZ    85213      15.3750       06/25/01
    0432950376                        9.3750       08/01/01            00
    10425149                          8.8750       07/01/31            0
    0                                 5.8750       07/01/03        07/01/03
    147/U56                           5.3750       08/01/03        08/01/03
      25                              9.3750          .0000           .0000
    A                                10.8750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5084430                          10.0000        177,175.00        100
    VIDITO              JAMES        10.0000        176,937.90         ZZ
                                      9.5000          1,554.84         1
                                     16.5000          1,554.84         90
    CANOGA PARK     CA    91306      16.0000       06/27/01
    0432934602                       10.0000       08/01/01            23
    10425202                          9.5000       07/01/31            0
    0                                 6.2500       07/01/03        07/01/03
    147/U56                           5.7500       08/01/03        08/01/03
      25                             10.0000          .0000           .0000
    A                                11.5000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084433                           8.7500        184,800.00        100
    RIVAS               JOAQUIN       8.7500        184,478.68         ZZ
                                      8.2500          1,453.83         1
                                     15.2500          1,453.83         80
    WINNETKA        CA    91306      14.7500       06/20/01
    0432945533                        8.7500       08/01/01            23
    10425273                          8.2500       07/01/31            0
    0                                 5.7500       07/01/03        07/01/03
    147/U56                           5.2500       08/01/03        08/01/03
      25                              8.7500          .0000           .0000
    A                                10.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084438                           7.9900        415,000.00        100
    SMITH               JOHN          7.9900        411,094.82         ZZ
                                      7.4900          3,042.24         1
                                     14.4900          3,042.24         80
    HUNTINGTON BEA  CA    92646      13.9900       06/28/01
    0432974871                        7.9900       08/01/01            00
    10425313                          7.4900       07/01/31            0
    0                                 5.2500       07/01/03        07/01/03
    147/U56                           4.7500       08/01/03        08/01/03
      25                              7.9900          .0000           .0000
    A                                 9.4900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084440                           9.2500        103,500.00        100
    MARSETTI            MIGUEL        9.2500        102,707.57         ZZ
                                      8.7500            851.47         1
                                     15.7500            851.47         90
    SANTA ANA       CA    92704      15.2500       06/22/01
    0432935070                        9.2500       08/01/01            23
    10425350                          8.7500       07/01/31            0
    0                                 5.8750       07/01/03        07/01/03
    147/U56                           5.3750       08/01/03        08/01/03
      25                              9.2500          .0000           .0000
    A                                10.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5084443                           8.7500        460,000.00        100
    DEMCHUK             MATTHEW       8.7500        459,200.21         ZZ
                                      8.2500          3,618.83         1
                                     15.2500          3,618.83         79
    ST. HELENA      CA    94574      14.7500       06/26/01
    0432941037                        8.7500       08/01/01            00
    10425407                          8.2500       07/01/31            0
    0                                 5.3750       07/01/03        07/01/03
    147/U56                           4.8750       08/01/03        08/01/03
      25                              8.7500          .0000           .0000
    A                                10.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084444                           9.8750         63,750.00        100
    BURNS               ROBERT        9.8750         63,661.77         ZZ
                                      9.6250            553.58         1
                                     16.3750            553.58         85
    NASHVILLE       TN    37207      16.1250       06/29/01
    0432955185                        9.8750       08/01/01            23
    10425418                          9.6250       07/01/31            0
    0                                 5.8750       07/01/03        07/01/03
    147/U57                           5.6250       08/01/03        08/01/03
      25                              9.8750          .0000           .0000
    A                                11.3750            6              6
1


      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084446                          10.5000        144,000.00        100
    DORCH               RANDY        10.5000        143,826.80         ZZ
                                     10.0000          1,317.23         3
                                     17.0000          1,317.23         90
    EAST ORANGE     NJ    07018      16.5000       06/27/01
    0432942985                       10.5000       08/01/01            23
    10425433                         10.0000       07/01/31            0
    0                                 6.1250       07/01/03        07/01/03
    147/U56                           5.6250       08/01/03        08/01/03
      25                             10.5000          .0000           .0000
    A                                12.0000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084448                          11.8650        208,250.00        100
    JEUDY               JOHANNNE     11.8650        208,063.97         ZZ
                                     11.6150          2,120.47         2
                                     18.3650          2,120.47         85
    JAMAICA         NY    11433      18.1150       06/28/01
    0432955987                       11.8650       08/01/01            23
    10425472                         11.6150       07/01/31            0
    0                                 7.2500       07/01/04        07/01/04
    147/U57                           7.0000       08/01/04        08/01/04
      25                             11.8650          .0000           .0000
    A                                14.8650            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084454                          10.7400        192,600.00        100
    LEWIS               PAUL         10.7400        192,380.03         ZZ
                                     10.2400          1,796.44         1
                                     17.2400          1,796.44         90
    ACWORTH         GA    30102      16.7400       06/28/01
    0432974897                       10.7400       08/01/01            23
    10425533                         10.2400       07/01/31            0
    0                                 6.2500       07/01/03        07/01/03
1


    147/U56                           5.7500       08/01/03        08/01/03
      25                             10.7400          .0000           .0000
    A                                12.2400            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084455                          12.7500         90,250.00        100
    GAFFNEY             DEBORAH      12.7500         90,183.77         ZZ
                                     12.2500            980.75         1
                                     19.2500            980.75         95
    MELBOURNE       FL    32935      18.7500       06/28/01
    0432950574                       12.7500       08/01/01            23
    10425566                         12.2500       07/01/31            0
    0                                 8.0000       07/01/04        07/01/04
    147/U56                           7.5000       08/01/04        08/01/04
      25                             12.7500          .0000           .0000
    A                                15.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    5084456                           9.5000        185,250.00        100
    PERCHEMYAN          YERVAND       9.5000        184,974.44         ZZ
                                      9.0000          1,557.69         1
                                     16.0000          1,557.69         95
    NORTH HOLLYWOO  CA    91606      15.5000       06/29/01
    0432954758                        9.5000       08/01/01            23
    10425572                          9.0000       07/01/31            0
    0                                 6.2500       07/01/03        07/01/03
    147/U56                           5.7500       08/01/03        08/01/03
      25                              9.5000          .0000           .0000
    A                                11.0000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084463                           8.9900        108,900.00        100
    RODRIGUEZ           MARTIN        8.9900        108,719.81         ZZ
                                      8.4900            875.46         1
                                     15.4900            875.46         90
    PHOENIX         AZ    85029      14.9900       06/22/01
1


    0432936888                        8.9900       08/01/01            23
    10425697                          8.4900       07/01/31            0
    0                                 5.8750       07/01/03        07/01/03
    147/U56                           5.3750       08/01/03        08/01/03
      25                              8.9900          .0000           .0000
    A                                10.4900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084471                           8.9900        221,250.00        100
    BROWN               WILLIAM       8.9900        220,883.94         ZZ
                                      8.7400          1,778.64         1
                                     15.4900          1,778.64         75
    RODEO           CA    94572      15.2400       06/25/01
    0432950202                        8.9900       08/01/01            00
    10425850                          8.7400       07/01/31            0
    0                                 5.3750       07/01/03        07/01/03
    147/U56                           5.1250       08/01/03        08/01/03
      25                              8.9900          .0000           .0000
    A                                10.4900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    5084473                          10.6250        147,155.00        100
    SNARE               FORREST      10.6250        146,982.71         ZZ
                                     10.1250          1,359.86         1
                                     17.1250          1,359.86         95
    DULUTH          GA    30096      16.6250       06/29/01
    0432957280                       10.6250       08/01/01            23
    10425926                         10.1250       07/01/31            0
    0                                 6.6250       07/01/03        07/01/03
    147/U56                           6.1250       08/01/03        08/01/03
      25                             10.6250          .0000           .0000
    A                                12.1250            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5084474                           8.5000        417,600.00        100
    TAYLOR              EDDIE         8.5000        416,835.64         ZZ
1


                                      8.0000          3,210.99         1
                                     15.0000          3,210.99         90
    STONE MOUNTAIN  GA    30087      14.5000       06/29/01
    0432962827                        8.5000       08/01/01            23
    10425941                          8.0000       07/01/31            0
    0                                 5.8750       07/01/03        07/01/03
    147/U56                           5.3750       08/01/03        08/01/03
      25                              8.5000          .0000           .0000
    A                                10.0000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5084480                           8.7500        367,350.00        100
    RUELAS              STEVEN        8.7500        366,711.29         ZZ
                                      8.5000          2,889.95         1
                                     15.2500          2,889.95         86
    ARLINGTON       TX    76017      15.0000       06/29/01
    0432953651                        8.7500       08/01/01            23
    10426309                          8.5000       07/01/31            0
    0                                 5.7500       07/01/03        07/01/03
    147/U56                           5.5000       08/01/03        08/01/03
      25                              8.7500          .0000           .0000
    A                                10.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5084481                           9.9900         60,300.00        100
    STRAH               MICHAEL       9.9900         60,197.85         ZZ
                                      9.4900            528.74         1
                                     16.4900            528.74         90
    NILES           OH    44446      15.9900       06/26/01
    0432946671                        9.9900       08/01/01            23
    10426327                          9.4900       07/01/31            0
    0                                 6.5000       07/01/03        07/01/03
    147/U56                           6.0000       08/01/03        08/01/03
      25                              9.9900          .0000           .0000
    A                                11.4900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5093338                           9.6000         78,375.00        100
    TORRE               ROSEMARIE     9.6000         78,222.18         ZZ
                                      9.1000            664.75         1
                                     16.6000            664.75         83
    WARREN          MI    48091      16.1000       05/17/01
    0433181138                        9.6000       07/01/01            23
    50607TOR                          9.1000       06/01/31            0
    0                                 7.8000       06/01/03        06/01/03
    Q67/U56                           7.3000       07/01/03        07/01/03
      25                              9.6000          .0000           .0000
    A                                12.6000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5093893                           7.0000        232,350.00        100
    HAYES               DAMIAN        7.0000        230,450.08         ZZ
                                      6.5000          1,898.95         1
                                     15.0000          1,554.49         83
    BLUFFTON        SC    29910      14.5000       12/01/00
    161003870                          .0000       01/01/01            23
    161003870                          .0000       07/01/30            0
    0                                 3.2500       07/01/01        07/01/02
    926/926                           2.7500       08/01/01        08/01/02
      45                              7.0000          .0000           .0000
    A                                11.0000           12             12
      355                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5093894                           7.7500        155,250.00        100
    HUFFMAN             MICHAEL       7.7500        154,006.34         ZZ
                                      7.2500          1,305.43         1
                                     15.5000          1,115.07         89
    HILTON HEAD IS  SC    29928      15.0000       06/26/00
    161112457                          .0000       08/01/00            23
    161112457                          .0000       07/01/30            0
    0                                 4.0000       07/01/01        07/01/02
    926/926                           3.5000       08/01/01        08/01/02
      45                              7.5000          .0000           .0000
    A                                11.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    5099423                          11.9900         81,000.00        100
    GOODEN              B            11.9900         80,731.68         ZZ
                                     11.4900            832.55         1
                                     17.9900            832.55         90
    MASON           TN    38049      17.4900       11/16/00
    0432924785                       11.9900       12/21/00            23
    7004556                          11.4900       11/21/30            0
    0                                 8.0000       11/01/02        11/01/02
    N74/U56                           7.5000       12/01/02        12/01/02
      25                             11.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5105394                          10.4000        140,250.00        100
    NEBEL               CHRISTOPH    10.4000        140,077.67         ZZ
                                      9.9000          1,272.45         1
                                     16.4000          1,272.45         85
    NASHVILLE       TN    37220      15.9000       06/28/01
    0432932390                       10.4000       08/01/01            23
    70301272                          9.9000       07/01/31            0
    0                                 8.0300       07/01/03        07/01/03
    L21/U56                           7.5300       08/01/03        08/01/03
      45                             10.4000          .0000           .0000
    A                                13.4000            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5106446                           9.2500        113,400.00        100
    JAMES               CHRISTEEN     9.2500        103,836.25         ZZ
                                      8.7500            932.91         1
                                     16.2500            932.91         90
    LA MESA         CA    91941      15.7500       03/21/01
    0432975779                         .0000       05/01/01            23
    10660                              .0000       04/01/31            0
    0                                 6.8890       04/01/03        04/01/03
    P77/U57                           6.3890       05/01/03        05/01/03
      25                              9.2500          .0000           .0000
    A                                12.2500            6              6
1


      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5106449                          10.6000         44,000.00        100
    MCDANIEL            KARA         10.6000         43,876.99         ZZ
                                     10.1000            405.78         1
                                     17.6000            405.78         80
    BROOKLYN PARK   MN    55428      17.1000       02/28/01
    0432997682                       10.6000       04/01/01            00
    11878                            10.1000       03/01/31            0
    0                                 7.6300       03/01/04        03/01/04
    E78/U57                           7.1300       04/01/04        04/01/04
      25                             10.6000          .0000           .0000
    A                                13.6000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5106450                          10.5000        284,850.00        100
    LAMB                MARTIN       10.5000        284,155.82         ZZ
                                     10.0000          2,605.63         1
                                     16.5000          2,605.63        102
    HOLLISTON       MA    01746      16.0000       03/29/01
    0432940922                       10.5000       05/01/01            23
    4397186                          10.0000       04/01/31            0
    0                                 7.5000       04/01/03        04/01/03
    P44/U57                           7.0000       05/01/03        05/01/03
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5107879                          10.1250        162,000.00        100
    WILLIAMS            W.           10.1250        161,788.91         ZZ
                                      9.8750          1,436.65         1
                                     16.1250          1,436.65         90
    CHESAPEAKE      VA    23323      15.6250       06/08/01
    0432985844                       10.1250       08/01/01            23
    5359092                           9.6250       07/01/31            0
    0                                 5.5000       06/15/03        06/15/03
1


    623/U56                           5.2500       07/15/03        07/15/03
      45                             10.1250          .0000           .0000
    A                                13.1250            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5107886                           9.7500        108,900.00        100
    AUSTIN              CYNTHIA       9.7500        108,694.27         ZZ
                                      9.5000            935.62         1
                                     15.7500            935.62         95
    NORTH SALT LAK  UT    84054      15.5000       06/08/01
    0432975027                        9.7500       07/15/01            23
    5354160                           9.5000       06/15/31            0
    0                                 5.0000       06/15/03        06/15/03
    623/U57                           4.7500       07/15/03        07/15/03
      45                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5107887                           9.1250        440,000.00        100
    WALTON JR           GEORGE        9.1250        439,052.63         ZZ
                                      8.8750          3,579.99         1
                                     15.1250          3,579.99         80
    CYPRESS         CA    90630      14.8750       05/25/01
    0432985620                        9.1250       07/01/01            00
    1973906                           8.8750       06/01/31            0
    0                                 4.8750       06/01/03        06/01/03
    623/U56                           4.6250       07/01/03        07/01/03
      45                              9.1250          .0000           .0000
    A                                12.1250            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5107890                           9.3750        220,000.00        100
    ALONZO              WARREN        9.3750        219,664.09         ZZ
                                      9.1250          1,829.85         1
                                     15.3750          1,829.85         85
    FAIRFIELD       CA    94533      15.1250       06/12/01
1


    0432974947                        9.3750       08/01/01            23
    5356681                           9.1250       07/01/31            0
    0                                 6.9000       07/01/03        07/01/03
    623/U57                           6.6500       08/01/03        08/01/03
      45                              9.3750          .0000           .0000
    A                                12.3750            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5107892                           9.9900        142,975.00        100
    CASTILLO            ANGELA        9.9900        142,783.27         ZZ
                                      9.7400          1,253.65         1
                                     15.9900          1,253.65         95
    MIRA LOMA       CA    91752      15.7400       06/05/01
    0432967941                        9.9900       08/01/01            23
    5351875                           9.7400       07/01/31            0
    0                                 5.0000       07/01/03        07/01/03
    623/U57                           4.7500       08/01/03        08/01/03
      45                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5107907                           9.7500        148,750.00        100
    GUTIERREZ           ALFRED        9.7500        148,540.11         ZZ
                                      9.5000          1,277.99         1
                                     15.7500          1,277.99         85
    HACIENDA HEIGH  CA    91745      15.5000       06/01/01
    0432975167                        9.7500       08/01/01            23
    5359316                           9.5000       07/01/31            0
    0                                 5.5000       07/01/03        07/01/03
    623/U57                           5.2500       08/01/03        08/01/03
      45                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5107909                          10.6250        396,000.00        100
    ROUNDY              GLEN         10.6250        395,536.38         ZZ
1


                                     10.3750          3,659.43         1
                                     16.6250          3,659.43         90
    SANDY           UT    84093      16.3750       06/13/01
    0432986099                       10.6250       08/05/01            23
    5359490                          10.3750       07/05/31            0
    0                                 6.0000       07/05/03        07/05/03
    623/U56                           5.7500       08/05/03        08/05/03
      45                             10.6250          .0000           .0000
    A                                13.6250            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5107911                           9.2750        195,500.00        100
    MURPHY              KELLY         9.2750        195,195.07         ZZ
                                      8.7750          1,611.87         1
                                     15.2750          1,611.87         85
    MEAD            WA    99021      14.7750       06/13/01
    0432975282                        9.2750       08/10/01            23
    5359514                           8.7750       07/10/31            0
    0                                 6.5000       07/10/03        07/10/03
    623/U56                           6.0000       08/10/03        08/10/03
      45                              9.2750          .0000           .0000
    A                                12.2750            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5107919                           9.8750        165,105.00        100
    SIEBERT             SCOTT         9.8750        164,878.11         ZZ
                                      9.6250          1,433.69         1
                                     15.8750          1,433.69         95
    DUARTE          CA    91010      15.6250       06/06/01
    0432967719                        9.8750       08/01/01            23
    5358429                           9.6250       07/01/31            0
    0                                 4.5000       07/01/03        07/01/03
    623/U56                           4.2500       08/01/03        08/01/03
      45                              9.8750          .0000           .0000
    A                                12.8750            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000
1




    5107923                           9.7500        103,500.00        100
    MELENDEZ JR         ANGEL         9.7500        103,303.70         ZZ
                                      9.5000            889.22         1
                                     15.7500            889.22         95
    TACOMA          WA    98408      15.5000       05/18/01
    0432973790                        9.7500       07/01/01            23
    1972743                           9.5000       06/01/31            0
    0                                 6.1000       06/01/03        06/01/03
    623/U56                           5.8500       07/01/03        07/01/03
      45                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5107926                          10.6250        153,000.00        100
    MARTINEZ            RAMON        10.6250        152,820.87         ZZ
                                     10.3750          1,413.87         2
                                     16.6250          1,413.87         85
    PERTH AMBOY     NJ    08861      16.3750       06/08/01
    0432968451                       10.6250       08/01/01            23
    5359891                          10.3750       07/01/31            0
    0                                 6.7500       07/01/03        07/01/03
    623/U56                           6.5000       08/01/03        08/01/03
      45                             10.6250          .0000           .0000
    A                                13.6250            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5107949                           7.6000        132,300.00        100
    MARQUEZ             KIM           7.6000        132,009.45         ZZ
                                      7.3500            934.14         1
                                     13.6000            934.14         90
    SAN DIEGO       CA    92123      13.3500       06/12/01
    0432968196                        7.6000       08/01/01            23
    5358843                           7.3500       07/01/31            0
    0                                 5.1250       07/01/03        07/01/03
    623/U56                           4.8750       08/01/03        08/01/03
      45                              7.6000          .0000           .0000
    A                                10.6000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5107954                          10.6250         95,200.00        100
    GULBRANSON          LYLE         10.6250         95,088.55         ZZ
                                     10.3750            879.74         1
                                     16.6250            879.74         85
    EVELETH         MN    55734      16.3750       06/15/01
    0432985679                       10.6250       08/01/01            23
    5360988                          10.3750       07/01/31            0
    0                                 6.5000       07/01/03        07/01/03
    623/U57                           6.2500       08/01/03        08/01/03
      45                             10.6250          .0000           .0000
    A                                13.6250            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5107958                           9.1250        122,850.00        100
    DAVIS III           CLIFTON       9.1250        122,652.36         ZZ
                                      8.8750            999.55         1
                                     15.1250            999.55         90
    MORENO VALLEY   CA    92557      14.8750       06/13/01
    0432967859                        9.1250       08/01/01            23
    5351606                           8.8750       07/01/31            0
    0                                 5.7250       07/01/03        07/01/03
    623/U57                           5.4750       08/01/03        08/01/03
      45                              9.1250          .0000           .0000
    A                                12.1250            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5107961                           9.0250         89,100.00        100
    FISCHER             MONTI         9.0250         88,903.99         ZZ
                                      8.7750            718.52         1
                                     15.0250            718.52         90
    TWIN FALLS      ID    83301      14.7750       06/06/01
    0432985604                        9.0250       07/15/01            23
    5355496                           8.7750       06/15/31            0
    0                                 5.7500       06/15/03        06/15/03
    623/U57                           5.5000       07/15/03        07/15/03
      45                              9.0250          .0000           .0000
    A                                12.0250            6              6
1


      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5107962                          10.5000        169,400.00        100
    LYLE                GAYLE        10.5000        169,196.27         ZZ
                                     10.2500          1,549.57         1
                                     16.5000          1,549.57        100
    LAS CRUCES      NM    88011      16.2500       06/13/01
    0432986057                       10.5000       08/15/01            23
    5355567                          10.2500       07/15/31            0
    0                                 5.5000       07/15/03        07/15/03
    623/U56                           5.2500       08/15/03        08/15/03
      45                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5107974                           9.2500        149,850.00        100
    BLOOM               KENNETH       9.2500        149,615.14         ZZ
                                      9.0000          1,232.78         1
                                     15.2500          1,232.78         90
    STANTON         CA    90680      15.0000       06/08/01
    0432971760                        9.2500       08/01/01            23
    5362740                           9.0000       07/01/31            0
    0                                 6.1250       07/01/03        07/01/03
    623/U57                           5.8750       08/01/03        08/01/03
      45                              9.2500          .0000           .0000
    A                                12.2500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    5107986                          11.3750         68,400.00        100
    CHATMAN             CASSANDRA    11.3750         68,308.86         ZZ
                                     10.8750            670.84         1
                                     17.3750            670.84         90
    MANSFIELD       OH    44903      16.8750       05/29/01
    0432984391                       11.3750       07/05/01            23
    5354770                          10.8750       06/05/31            0
    0                                 6.7500       06/05/03        06/05/03
1


    623/U57                           6.2500       07/05/03        07/05/03
      45                             11.3750          .0000           .0000
    A                                14.3750            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5107988                          10.0000         67,500.00        100
    SLEZAK              CHESTER      10.0000         67,379.06         ZZ
                                      9.7500            592.36         1
                                     16.0000            592.36         89
    DETROIT         MI    48212      15.7500       06/01/01
    0432986198                       10.0000       07/05/01            23
    5355855                           9.7500       06/05/31            0
    0                                 6.3500       06/05/03        06/05/03
    623/U56                           6.1000       07/05/03        07/05/03
      45                             10.0000          .0000           .0000
    A                                13.0000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5107990                          10.3750         48,000.00        100
    HOOKER              RICHARD      10.3750         47,919.77         ZZ
                                     10.1250            434.60         1
                                     16.3750            434.60         80
    BARBERTON       OH    44203      16.1250       05/29/01
    0432967982                       10.3750       07/01/01            00
    5356470                          10.1250       06/01/31            0
    0                                 6.2500       06/01/03        06/01/03
    623/U56                           6.0000       07/01/03        07/01/03
      45                             10.3750          .0000           .0000
    A                                13.3750            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5107995                           9.2500        178,000.00        100
    BUTLER              DONALD        9.2500        177,721.03         ZZ
                                      9.0000          1,464.36         1
                                     15.2500          1,464.36         75
    MYSTIC          CT    06355      15.0000       06/04/01
1


    0432986222                        9.2500       08/01/01            00
    5358434                           9.0000       07/01/31            0
    0                                 4.8750       07/01/03        07/01/03
    623/U57                           4.6250       08/01/03        08/01/03
      45                              9.2500          .0000           .0000
    A                                12.2500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5108002                          10.1250         86,400.00        100
    WILLIAMS            ROSE         10.1250         86,223.63         ZZ
                                      9.8750            766.21         1
                                     16.1250            766.21         90
    WOODBRIDGE      VA    22193      15.8750       05/31/01
    0432973741                       10.1250       07/01/01            23
    5357865                           9.8750       06/01/31            0
    0                                 5.5000       06/01/03        06/01/03
    623/U56                           5.2500       07/01/03        07/01/03
      45                             10.1250          .0000           .0000
    A                                13.1250            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    5108006                          11.1250        176,000.00        100
    ARIOLI              EDWARD       11.1250        175,752.33         ZZ
                                     10.8750          1,692.73         1
                                     17.1250          1,692.73         88
    DEERFIELD BEAC  FL    33441      16.8750       05/24/01
    0432985646                       11.1250       07/01/01            23
    5355621                          10.8750       06/01/31            0
    0                                 7.0000       06/01/03        06/01/03
    623/U56                           6.7500       07/01/03        07/01/03
      45                             11.1250          .0000           .0000
    A                                14.1250            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5108018                           9.1250        124,110.00        100
    CRUZ                CARRIE        9.1250        123,842.78         ZZ
1


                                      8.8750          1,009.80         1
                                     15.1250          1,009.80         90
    RIALTO          CA    92376      14.8750       05/18/01
    0432972065                        9.1250       07/01/01            23
    5352257                           8.8750       06/01/31            0
    0                                 4.6250       06/01/03        06/01/03
    623/U57                           4.3750       07/01/03        07/01/03
      45                              9.1250          .0000           .0000
    A                                12.1250            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5108021                          11.3750         62,100.00        100
    BELL                GARY         11.3750         62,038.21         ZZ
                                     11.1250            609.06         1
                                     17.3750            609.06         90
    DETROIT         MI    48228      17.1250       06/05/01
    0432974954                       11.3750       08/01/01            23
    5351989                          11.1250       07/01/31            0
    0                                 6.7500       07/01/03        07/01/03
    623/U57                           6.5000       08/01/03        08/01/03
      45                             11.3750          .0000           .0000
    A                                14.3750            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5108024                           9.5000         98,600.00        100
    BORBO               PATRICE       9.5000         98,334.82         ZZ
                                      9.2500            829.08         1
                                     15.5000            829.08         85
    WESTERVILLE     OH    43081      15.2500       06/05/01
    0432985737                        9.5000       07/10/01            23
    5356238                           9.2500       06/10/31            0
    0                                 5.0000       06/10/03        06/10/03
    623/U57                           4.7500       07/10/03        07/10/03
      45                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5108028                           8.3750        181,700.00        100
    BLACKSHIRE          STEPHEN       8.3750        181,358.83         ZZ
                                      8.1250          1,381.05         1
                                     14.3750          1,381.05         79
    LAWRENCEVILLE   GA    30045      14.1250       05/31/01
    0432985687                        8.3750       08/01/01            00
    5359621                           8.1250       07/01/31            0
    0                                 5.2500       06/01/03        06/01/03
    623/U57                           5.0000       07/01/03        07/01/03
      45                              8.3750          .0000           .0000
    A                                11.3750            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5108030                          10.1250        117,000.00        100
    CATLETT             BEVERLY      10.1250        116,795.86         ZZ
                                      9.8750          1,037.58         1
                                     16.1250          1,037.58         90
    ZANESVILLE      OH    43701      15.8750       06/02/01
    0432985935                       10.1250       07/10/01            23
    5359883                           9.8750       06/10/31            0
    0                                 5.5000       06/10/03        06/10/03
    623/U57                           5.2500       07/10/03        07/10/03
      45                             10.1250          .0000           .0000
    A                                13.1250            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5108037                           9.2500        174,250.00        100
    MADAYAG             JESUS         9.2500        173,884.47         ZZ
                                      9.0000          1,433.51         1
                                     15.2500          1,433.51         85
    VALLEJO         CA    94589      15.0000       05/22/01
    0432985760                        9.2500       07/01/01            23
    5356672                           9.0000       06/01/31            0
    0                                 5.9000       06/01/03        06/01/03
    623/U56                           5.6500       07/01/03        07/01/03
      45                              9.2500          .0000           .0000
    A                                12.2500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5108041                           9.5000        290,800.00        100
    ROERIG              STEVEN        9.5000        290,367.49         ZZ
                                      9.2500          2,445.20         1
                                     15.5000          2,445.20         99
    POULSBO         WA    98370      15.2500       06/04/01
    0432985588                        9.5000       08/05/01            23
    5357720                           9.2500       07/05/31            0
    0                                 5.0000       07/05/03        07/05/03
    623/U56                           4.7500       08/05/03        08/05/03
      45                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5108244                           9.3750         82,500.00        100
    BRADY               LESLIE        9.3750         82,374.05         ZZ
                                      8.8750            686.19         1
                                     16.3750            686.19         75
    KELSO           WA    98626      15.8750       06/13/01
    0432988459                        9.3750       08/01/01            00
    0001775501                        8.8750       07/01/31            0
    0                                 6.6250       07/01/03        07/01/03
    737/U57                           6.1250       08/01/03        08/01/03
      45                              9.3750          .0000           .0000
    A                                12.3750            6              6
      360                               R            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    5108254                          10.7000        210,000.00        100
    PELLETIER           DONNA        10.7000        209,676.02         ZZ
                                     10.2000          1,952.42         1
                                     17.7000          1,952.42         79
    ST CHARLES      IL    60175      17.2000       05/25/01
    0432933869                       10.7000       07/01/01            00
    0001773118                       10.2000       06/01/31            0
    0                                 7.0000       06/01/03        06/01/03
    737/U57                           6.5000       07/01/03        07/01/03
      45                             10.7000          .0000           .0000
    A                                13.7000            6              6
1


      360                               R            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5110658                           7.8650         61,200.00        100
    WALKER              PAUL          7.8650         61,072.56         ZZ
                                      7.3650            443.32         1
                                     14.8650            443.32         80
    MACON           GA    31206      14.3650       06/29/01
    0432935351                        7.8650       08/01/01            00
    0001778018                        7.3650       07/01/31            0
    0                                 5.1150       07/01/04        07/01/04
    737/U57                           4.6150       08/01/04        08/01/04
      45                              7.8650          .0000           .0000
    A                                10.8650            6              6
      360                               R            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5117115                          11.1250         50,400.00        100
    WHITEHEAD           MOSES        11.1250         50,347.04         ZZ
                                     10.6250            484.74         1
                                     17.1250            484.74         70
    INDIANAPOLIS    IN    46218      16.6250       06/26/01
    0432974004                       11.1250       08/01/01            00
    BC32414                          10.6250       07/01/31            0
    0                                 9.5000       07/01/04        07/01/04
    P87/U57                           9.0000       08/01/04        08/01/04
      25                             11.1250          .0000           .0000
    A                                14.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5133252                          10.5000         71,900.00        100
    ALCORN              DAVID        10.5000         71,813.53         ZZ
                                     10.2500            657.70         1
                                     16.5000            657.70         90
    MUFREESBORO     TN    37128      16.2500       06/29/01
    0432968808                       10.5000       08/01/01            23
    0302128301                       10.2500       07/01/31            0
    0                                 8.6250       07/01/03        07/01/03
1


    Q64/U57                           8.3750       08/01/03        08/01/03
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    5135126                           5.3750        171,500.00        100
    HEADRICK            MARK          5.3750        170,441.33         ZZ
                                      5.1250          1,054.01         1
                                     12.3750          1,070.34         80
    MCDONOUGH       GA    30252      12.1250       04/28/00
    0432942035                         .0000       06/01/00            00
    1075500700                         .0000       05/01/25            0
    0                                 1.7500       07/01/00        11/01/01
    J95/U56                           1.5000       08/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5135127                           5.7500        384,750.00        100
    HOLLIER             DWIGHT        5.7500        383,466.18         ZZ
                                      5.5000          2,484.84         1
                                     12.7500          2,490.09         95
    LIGHTHOUSE POI  FL    33064      12.5000       01/31/00
    0432942043                         .0000       03/01/00            04
    1079274500                         .0000       02/01/25           30
    0                                 2.1250       04/01/00        11/01/01
    J95/U56                           1.8750       05/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5135128                           5.3750        255,173.00        100
    MCMANUS             FRANCES       5.3750        255,172.24         ZZ
                                      5.1250          1,568.11         1
                                     12.3750          1,592.54         80
    COLORADO SPRIN  CO    90920      12.1250       04/28/00
1


    0432942068                         .0000       06/01/00            23
    1081096800                         .0000       05/01/25            0
    0                                 1.7500       07/01/00        11/01/01
    J95/U56                           1.5000       08/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5135129                           5.3750        277,000.00        100
    BROWN               THOMAS        5.3750        277,000.00         ZZ
                                      5.1250          1,702.40         1
                                     12.3750          1,731.81         90
    SUWANEE         GA    30024      12.1250       03/27/00
    0432942076                         .0000       05/01/00            04
    1081692400                         .0000       04/01/25           25
    0                                 1.7500       06/01/00        11/01/01
    J95/U56                           1.5000       07/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5135130                           5.6250        174,000.00        100
    SCHULTZ             RICHARD       5.6250        173,959.10         ZZ
                                      5.3750          1,105.62         1
                                     12.6250          1,113.16         69
    TAMPA           FL    33617      12.3750       03/01/00
    0432942498                         .0000       04/01/00            00
    1081841700                         .0000       03/01/25            0
    0                                 2.0000       05/01/00        11/01/01
    J95/U56                           1.7500       06/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5135131                           5.2500        434,000.00        100
    STEVENSON           LAWRENCE      5.2500        433,489.77         T
1


                                      5.0000          2,622.08         1
                                     12.2500          2,669.85         70
    SEQUIM          WA    98382      12.0000       03/22/00
    0432942084                         .0000       05/01/00            00
    1081891200                         .0000       04/01/25            0
    0                                 1.6250       06/01/00        11/01/01
    J95/U56                           1.3750       07/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5135132                           5.3750        139,400.00        100
    MONGIOI             MATTHEW       5.3750        139,143.37         ZZ
                                      5.1250            856.73         1
                                     12.3750            870.52         95
    ATLANTA         GA    30305      12.1250       03/16/00
    0432942092                         .0000       05/01/00            04
    1082250000                         .0000       04/01/25           30
    0                                 1.7500       06/01/00        11/01/01
    J95/U56                           1.5000       07/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5135133                           5.3750        127,300.00        100
    BUSSE               SARAH         5.3750        126,821.14         ZZ
                                      5.1250            782.36         1
                                     12.3750            793.31         95
    ATLANTA         GA    30327      12.1250       03/29/00
    0432942100                         .0000       05/01/00            04
    1083073500                         .0000       04/01/25           30
    0                                 1.7500       06/01/00        11/01/01
    J95/U56                           1.5000       07/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000
1




    5135134                           5.3750        205,650.00        100
    ADAMS               GWENDOLYN     5.3750        204,332.70         ZZ
                                      5.1250          1,263.89         1
                                     12.3750          1,278.86         90
    ATLANTA         GA    30312      12.1250       03/15/00
    0432942118                         .0000       05/01/00            04
    1083083400                         .0000       04/01/25           25
    0                                 1.7500       06/01/00        11/01/01
    J95/U56                           1.5000       07/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5135135                           5.3750        568,000.00        100
    BROWN               GREG          5.3750        566,509.69         ZZ
                                      5.1250          3,490.83         1
                                     12.3750          3,541.84        100
    GAINESVILLE     GA    30504      12.1250       03/24/00
    0432942126                         .0000       05/01/00            23
    1083430700                         .0000       04/01/25            0
    0                                 1.7500       06/01/00        11/01/01
    J95/U56                           1.5000       07/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5135137                           5.3750        208,550.00        100
    BARNETT             CASEY         5.3750        208,550.00         ZZ
                                      5.1250          1,281.71         1
                                     12.3750          1,301.57         95
    DACULA          GA    30019      12.1250       04/28/00
    0432942142                         .0000       06/01/00            04
    1083627800                         .0000       05/01/25           30
    0                                 1.7500       07/01/00        11/01/01
    J95/U56                           1.5000       08/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5135138                           5.3750        313,100.00        100
    WALTERS             JACQUELIN     5.3750        312,480.47         ZZ
                                      5.1250          1,924.26         1
                                     12.3750          1,957.39         95
    ATLANTA         GA    30341      12.1250       03/28/00
    0432942159                         .0000       05/01/00            04
    1083644300                         .0000       04/01/25           30
    0                                 1.7500       06/01/00        11/01/01
    J95/U56                           1.5000       07/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5135139                           5.3750        213,200.00        100
    REEVES              ADAM          5.3750        211,510.30         ZZ
                                      5.1250          1,310.29         1
                                     12.3750          1,319.82         90
    ATLANTA         GA    30310      12.1250       04/24/00
    0432942167                         .0000       06/01/00            04
    1083879500                         .0000       05/01/25           25
    0                                 1.7500       07/01/00        11/01/01
    J95/U56                           1.5000       08/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5135140                           5.3750        936,250.00        100
    SIGGERS             JOHN          5.3750        931,927.44         ZZ
                                      5.1250          5,754.04         1
                                     12.3750          5,843.16         71
    ATLANTA         GA    30326      12.1250       04/10/00
    0432942183                         .0000       06/01/00            00
    1083914000                         .0000       05/01/25            0
    0                                 1.7500       07/01/00        11/01/01
    J95/U56                           1.5000       08/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
1


      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           06             0           00/00/00
                                        O             .0000


    5135141                           5.3750        159,100.00        100
    BAILEY              BRADLEY       5.3750        159,099.81         ZZ
                                      5.1250            977.80         1
                                     12.3750            992.89         95
    CUMMING         GA    30040      12.1250       04/17/00
    0432943629                         .0000       06/01/00            11
    1083992600                         .0000       05/01/25           30
    0                                 1.7500       07/01/00        11/01/01
    J95/U56                           1.5000       08/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5135142                           5.3750        321,650.00        100
    DALTO               ANTHONY       5.3750        320,727.97         ZZ
                                      5.1250          1,976.81         1
                                     12.3750          2,006.44         90
    CORAL SPRINGS   FL    33071      12.1250       03/24/00
    0432942191                         .0000       05/01/00            04
    1084130200                         .0000       04/01/25           25
    0                                 1.7500       06/01/00        11/01/01
    J95/U56                           1.5000       07/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5135144                           5.0000        280,000.00        100
    MARCZYK             CHRISTOPH     5.0000        277,309.20         ZZ
                                      4.7500          1,633.33         1
                                     12.0000          1,671.61         80
    PLANTATION      FL    33324      11.7500       04/27/00
    0432942225                         .0000       06/01/00            00
    1084692100                         .0000       05/01/25            0
    0                                 1.3750       07/01/00        11/01/01
1


    J95/U56                           1.1250       08/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5135145                           5.3750        379,900.00        100
    JACKSON             TYLER         5.3750        379,900.00         ZZ
                                      5.1250          2,334.80         1
                                     12.3750          2,370.37         95
    ALPHARETTA      GA    30004      12.1250       04/24/00
    0432942233                         .0000       06/01/00            04
    1084717600                         .0000       05/01/25           30
    0                                 1.7500       07/01/00        11/01/01
    J95/U56                           1.5000       08/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5135146                           5.5000        327,750.00        100
    MAJEWSKI            ALLEN         5.5000        327,730.07         ZZ
                                      5.2500          2,048.44         1
                                     12.5000          2,069.52         95
    SUWANEE         GA    30024      12.2500       04/18/00
    0432942241                         .0000       06/01/00            04
    1084720000                         .0000       05/01/25           30
    0                                 1.8750       07/01/00        11/01/01
    J95/U56                           1.6250       08/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5135147                           5.3750        262,000.00        100
    BRANDS              ROBERT        5.3750        261,998.75         ZZ
                                      5.1250          1,610.21         1
                                     12.3750          1,635.14         76
    CORAL SPRINGS   FL    33071      12.1250       04/27/00
1


    0432942258                         .0000       06/01/00            00
    1084739000                         .0000       05/01/25            0
    0                                 1.7500       07/01/00        11/01/01
    J95/U56                           1.5000       08/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5135148                           5.3750        175,700.00        100
    TIRADO              JERRY         5.3750        169,812.98         ZZ
                                      5.1250          1,079.82         1
                                     12.3750          1,062.63         95
    ATLANTA         GA    30324      12.1250       03/24/00
    0432942266                         .0000       05/01/00            04
    1084839800                         .0000       04/01/25           30
    0                                 1.7500       06/01/00        11/01/01
    J95/U56                           1.5000       07/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5135149                           5.3750         95,200.00        100
    KURIAN              BARRY         5.3750         95,200.00         ZZ
                                      5.1250            585.08         1
                                     12.3750            594.15         80
    ATLANTA         GA    30350      12.1250       04/11/00
    0432942274                         .0000       06/01/00            00
    1085232500                         .0000       05/01/25            0
    0                                 1.7500       07/01/00        11/01/01
    J95/U56                           1.5000       08/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5135150                           5.6250         91,000.00        100
    LEDER               JOSHUA        5.6250         90,849.32         ZZ
1


                                      5.3750            578.23         1
                                     12.6250            580.54         70
    DELRAY BEACH    FL    33498      12.3750       04/28/00
    0432942290                         .0000       06/01/00            00
    1085257200                         .0000       05/01/25            0
    0                                 2.0000       07/01/00        11/01/01
    J95/U56                           1.7500       08/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5135151                           5.3750        111,800.00        100
    ROSS                DARYL         5.3750        111,122.36         ZZ
                                      5.1250            687.10         1
                                     12.3750            694.63         95
    OXFORD          AL    36203      12.1250       03/31/00
    0432943645                         .0000       05/01/00            04
    1085440400                         .0000       04/01/25           30
    0                                 1.7500       06/01/00        11/01/01
    J95/U56                           1.5000       07/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    5135152                           5.6250        119,250.00        100
    GELLMAN             BRADLEY       5.6250        119,237.49         ZZ
                                      5.3750            757.73         1
                                     12.6250            761.70         90
    HOLLYWOOD       FL    33021      12.3750       04/28/00
    0432942324                         .0000       06/01/00            04
    1085570800                         .0000       05/01/25           25
    0                                 2.0000       07/01/00        11/01/01
    J95/U56                           1.7500       08/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000
1




    5135153                           5.3750        195,050.00        100
    SAMUEL              MARGARET      5.3750        195,051.32         ZZ
                                      5.1250          1,198.74         1
                                     12.3750          1,215.51         79
    ATLANTA         GA    30312      12.1250       04/21/00
    0432942332                         .0000       06/01/00            00
    1085660700                         .0000       05/01/25            0
    0                                 1.7500       07/01/00        11/01/01
    J95/U56                           1.5000       08/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           06             0           00/00/00
                                        O             .0000


    5135154                           5.0000        251,750.00        100
    SULLIVAN            WILLIAM       5.0000        251,324.48         ZZ
                                      4.7500          1,468.54         1
                                     12.0000          1,516.43         95
    ATLANTA         GA    30324      11.7500       04/28/00
    0432943652                         .0000       06/01/00            04
    1086123500                         .0000       05/01/25           30
    0                                 1.3750       07/01/00        11/01/01
    J95/U56                           1.1250       08/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5135155                           5.3750        140,000.00        100
    HEISE               GORDON        5.3750        139,926.88         ZZ
                                      5.1250            860.42         1
                                     12.3750            873.38         67
    RIVIERA BEACH   FL    33404      12.1250       04/12/00
    0432942340                         .0000       06/01/00            00
    1086158100                         .0000       05/01/25            0
    0                                 1.7500       07/01/00        11/01/01
    J95/U56                           1.5000       08/01/00        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            1              1
      300                               PD            .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5165472                           9.6500        135,500.00        100
    SMITH               CHRISTOPH     9.6500        135,304.72         ZZ
                                      9.4000          1,154.22         1
                                     16.1500          1,154.22        100
    LAS VEGAS       NV    89131      15.9000       06/25/01
    0432961225                        9.6500       08/01/01            23
    10417192                          9.4000       07/01/31            0
    0                                 5.9500       07/01/03        07/01/03
    147/U56                           5.7000       08/01/03        08/01/03
      25                              9.6500          .0000           .0000
    A                                11.1500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5167263                          11.2500         73,100.00        100
    GAY                 ALONZO       11.2500         72,078.06         ZZ
                                     10.7500            696.15         1
                                     17.0000            710.62        118
    PLANT CITY      FL    33567      16.5000       08/21/98
    0001253400                       11.0000       10/01/98            00
    1009193                          10.5000       09/01/28            0
    0                                 6.3000       09/01/00        03/01/02
    Q72/W10                           5.8000       10/01/00        04/01/02
      25                             11.0000          .0000           .0000
    A                                14.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5167265                          12.6250         50,915.00        100
    EBERTS              MICHAEL      12.6250         50,228.98         ZZ
                                     12.1250            509.57         1
                                     17.6380            547.07        118
    SPRING HILL     FL    34606      17.1380       09/12/98
    0001253772                       11.6380       10/01/98            00
    1019992                          11.1380       09/01/28            0
    0                                 7.7630       09/01/00        03/01/02
    Q72/W10                           7.2630       10/01/00        04/01/02
      25                             11.6380          .0000           .0000
    A                                14.6380            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5167266                          10.5000         88,904.74        100
    MCCUSKER            FLETCHER     10.5000         87,295.43         ZZ
                                     10.0000            747.56         1
                                     15.5000            812.56        118
    VAIL            AZ    85641      15.0000       09/02/98
    0001267376                        9.5000       10/01/98            00
    1501837                           9.0000       09/01/28            0
    0                                 6.0500       09/01/00        03/01/02
    Q72/W10                           5.5500       10/01/00        04/01/02
      25                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5167267                          11.2500          9,750.00        100
    BROSAM              ERWIN        11.2500          9,579.59         ZZ
                                     10.7500             94.70         1
                                     17.2500             94.70        118
    POCAHONTAS      VA    24635      16.7500       09/08/98
    0001267392                       11.2500       11/01/98            00
    1750280                          10.7500       10/01/28            0
    0                                 6.9000       10/01/03        10/01/03
    Q72/W10                           6.4000       11/01/03        11/01/03
      25                             11.2500          .0000           .0000
    A                                13.2500           12             12
      360                               E            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5167270                           8.0000         64,928.00        100
    FALCONER            JONATHAN      8.0000         60,647.63         ZZ
                                      7.5000            442.92         1
                                     12.2500            477.10        100
    CALHOUN         GA    30701      11.7500       05/19/95
    0001561752                        2.2500       07/01/95            00
    550039                            1.7500       06/01/25            0
    0                                 2.7500       10/01/96        10/01/02
1


    Q72/W10                           2.2500       11/01/96        11/01/02
      30                              8.2500          .0000           .0000
    A                                10.2500           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5167349                          11.3750        119,250.00        100
    FIELDER             KENNETH      11.3750        116,357.06         ZZ
                                     10.8750          1,068.60         1
                                     16.2500          1,156.45         90
    LANCASTER       KY    40444      15.7500       08/21/98
    0001449560                         .0000       09/21/98            00
    809348                             .0000       08/21/28            0
    0                                 7.5000       08/21/01        02/21/02
    Q72/W10                           7.0000       09/21/01        03/21/02
      25                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5167373                          11.6250        138,125.00        100
    ARGO                JAMES        11.6250        135,752.31         ZZ
                                     11.1250          1,151.37         1
                                     15.4000          1,454.42         85
    SNELLVILLE      GA    30078      14.9000       01/14/99
    0001450196                        9.4000       02/20/99            00
    815753                            8.9000       01/20/29            0
    0                                 7.7500       01/20/01        01/20/02
    Q72/W10                           7.2500       02/20/01        02/20/02
      25                              9.4000          .0000           .0000
    A                                12.4000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5167386                          12.7500         85,500.00        100
    WALTERS             WILLIAM      12.7500         84,395.72         ZZ
                                     12.2500            778.91         1
                                     16.4500            925.29         90
    RICHMOND        KY    40475      15.9500       03/30/99
1


    0001566876                         .0000       04/30/99            00
    818810                             .0000       03/30/29            0
    0                                 7.5000       03/30/01        03/30/02
    Q72/W10                           7.0000       04/30/01        04/30/02
      25                             10.4500          .0000           .0000
    A                                13.4500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5167387                          11.5000         59,400.00        100
    VAUNDRY             DOUGLAS      11.5000         58,538.97         ZZ
                                     11.0000            532.28         1
                                     16.2500            647.20         90
    MICHIGAN CITY   IN    46360      15.7500       04/23/99
    0001567049                       10.2500       05/28/99            00
    820005                            9.7500       04/28/29            0
    0                                 8.0000       04/28/01        04/28/02
    Q72/W10                           7.5000       05/28/01        05/28/02
      25                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5167405                          12.2500         63,750.00        100
    MACK                RODNEY       12.2500         63,326.97         ZZ
                                     11.7500            668.03         1
                                     18.2500            668.03         85
    COLUMBIA        SC    29223      17.7500       12/14/99
    0002048882                       12.2500       01/20/99            00
    835636                           11.7500       12/20/29            0
    0                                 8.5000       12/20/02        12/20/02
    Q72/W10                           8.0000       01/20/03        01/20/03
      25                             12.2500          .0000           .0000
    A                                15.2500            6              6
      372                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5167406                           8.9900        120,000.00        100
    SOBH                KASSEM        8.9900        118,512.33         ZZ
1


                                      8.4900            964.68         2
                                     14.9900            964.68         80
    DEARBORN        MI    48126      14.4900       01/10/00
    0002048890                        8.9900       02/10/00            00
    836116                            8.4900       01/10/30            0
    0                                 6.2500       01/10/03        01/10/03
    Q72/W10                           5.7500       02/10/03        02/10/03
      25                              8.9900          .0000           .0000
    A                                11.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5167414                           7.5000         84,000.00        100
    SIMPSON             TIMOTHY       7.5000         82,816.23         ZZ
                                      7.0000            587.34         1
                                     13.5000            587.34         80
    MOMENCE         IL    60954      13.0000       04/25/00
    0002048973                        7.5000       05/25/00            00
    840133                            7.0000       04/25/30            0
    0                                 4.9500       04/25/03        04/25/03
    Q72/W10                           4.4500       05/25/03        05/25/03
      25                              7.5000          .0000           .0000
    A                                10.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5167418                           7.9900         81,500.00        100
    RHOADS              BRANDY        7.9900         80,939.61         ZZ
                                      7.4900            597.45         1
                                     15.5000            597.45         80
    OVERLAND PARK   KS    66204      15.0000       05/11/00
    0002049013                        7.9900       07/01/00            00
    846351                            7.4900       06/01/30            0
    0                                 4.9500       06/01/03        06/01/03
    Q72/W10                           4.4500       07/01/03        07/01/03
      25                              7.9900          .0000           .0000
    A                                10.9900            6              6
      360                               E            1.0000          1.0000
       7.5100                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5168598                          10.7500         54,600.00        100
    PRICE               GARY         10.7500         54,473.88         ZZ
                                     10.2500            509.68         1
                                     17.2500            509.68         61
    LITTLEROCK      CA    93543      16.7500       03/23/01
    0432972420                       10.7500       05/01/01            00
    12464                            10.2500       04/01/31            0
    0                                 5.2500       04/01/03        04/01/03
    Q17/U57                           4.7500       05/01/03        05/01/03
      45                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               9            1.5000          1.5000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5168600                           9.6250        192,000.00        100
    SHERROD             LATREASE      9.6250        191,532.66         ZZ
                                      9.1250          1,631.98         1
                                     16.1250          1,631.98         80
    LOS ANGELES     CA    90044      15.6250       04/11/01
    0432972651                        9.6250       06/01/01            00
    12510                             9.1250       05/01/31            0
    0                                 6.1250       05/01/03        05/01/03
    Q17/U57                           5.6250       06/01/03        06/01/03
      45                              9.6250          .0000           .0000
    A                                12.6250            6              6
      360                               9            1.5000          1.5000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5168601                          10.8750        225,000.00        100
    NEWTON              RUTH         10.8750        224,580.27         ZZ
                                     10.3750          2,121.50         1
                                     17.8750          2,121.50         90
    LAVERNE         CA    91750      17.3750       04/20/01
    0432972875                       10.8750       06/01/01            23
    12956                            10.3750       05/01/31            0
    0                                 7.6250       05/01/04        05/01/04
    Q17/U57                           7.1250       06/01/04        06/01/04
      45                             10.8750          .0000           .0000
    A                                11.8750            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5168602                          10.2500         71,990.00        100
    CARDENAS            MARIA        10.2500         71,836.47         ZZ
                                      9.7500            645.10         1
                                     17.2500            645.10         80
    SAN ANTONIO     TX    78222      16.7500       04/23/01
    0432972776                       10.2500       06/01/01            00
    12971                             9.7500       05/01/31            0
    0                                 7.0000       05/01/04        05/01/04
    Q17/U57                           6.5000       06/01/04        06/01/04
      45                             10.2500          .0000           .0000
    A                                11.2500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5168603                           8.9900        163,000.00        100
    PACHECO             MARIA         8.9900        162,267.26         ZZ
                                      8.4900          1,310.36         1
                                     15.4900          1,310.36         99
    PARAMOUNT       CA    90723      14.9900       01/17/01
    0432972347                        8.9900       03/01/01            23
    1601077                           8.4900       02/01/31            0
    0                                 5.7500       02/01/03        02/01/03
    Q17/U57                           5.2500       03/01/03        03/01/03
      45                              8.9900          .0000           .0000
    A                                11.9900            6              6
      360                               9            1.5000          1.5000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5168604                          11.9900        127,875.00        100
    PALMA               CARLOS       11.9900        127,649.44         ZZ
                                     11.4900          1,314.35         1
                                     18.9900          1,314.35         75
    PALMDALE        CA    93551      18.4900       03/16/01
    0432972826                       11.9900       05/01/01            00
    1601292                          11.4900       04/01/31            0
    0                                 8.0000       04/01/04        04/01/04
    Q17/U57                           7.5000       05/01/04        05/01/04
      45                             11.9900          .0000           .0000
    A                                12.9900            6              6
1


      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5168605                           8.2500        235,000.00        100
    THOMPSON            RODNEY        8.2500        234,394.37         ZZ
                                      7.7500          1,765.48         1
                                     15.2500          1,765.48         73
    JAMUL AREA      CA    91935      14.7500       05/07/01
    0432973568                        8.0090       07/01/01            00
    200011606                         7.5090       06/01/31            0
    0                                 3.7500       06/01/03        06/01/03
    Q17/U57                           3.2500       07/01/03        07/01/03
      25                               .0000          .0000           .0000
    A                                  .0000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .2410                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5169628                           6.9800        164,000.00        100
    HANUMIC             SVETLANA      6.9800        163,592.74         ZZ
                                      6.4800          1,088.90         1
                                     13.9800          1,088.90         80
    SCOTTSDALE      AZ    85254      13.4800       06/19/01
    0432986404                         .0000       08/01/01            00
    1000258580                         .0000       07/01/31            0
    0                                 5.7300       07/01/03        07/01/03
    W02/U56                           5.2300       08/01/03        08/01/03
      25                              6.9800          .0000           .0000
    A                                 9.9800            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5171117                          14.4500         59,992.00        100
    CALDWELL_JR         JAMES        14.4500         59,769.84         ZZ
                                     13.9500            732.25         1
                                     20.4500            732.25         80
    SELMA           AL    36701      19.9500       10/23/00
    0432962405                         .0000       11/27/00            00
    2500008785                         .0000       10/27/30            0
    0                                 8.0000       10/27/02        10/27/02
1


    K39/U56                           7.5000       11/27/02        11/27/02
      25                             14.4500          .0000           .0000
    A                                16.4500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5171122                           8.7000        105,000.00        100
    AYOOLA              SHOLA         8.7000        104,627.05         ZZ
                                      8.2000            822.29         2
                                     14.7000            822.29         75
    NEWARK          NJ    07112      14.2000       04/21/01
    0432962496                         .0000       05/21/01            00
    2500012514                         .0000       04/21/31            0
    0                                 5.0500       04/01/03        04/01/03
    K39/U56                           4.5500       05/01/03        05/01/03
      25                              8.7000          .0000           .0000
    A                                10.7000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              01          10/01/03
        .0000                           05             E           10/01/07
                                        N             .6250


    5171123                           7.9200        264,000.00        100
    DESHIELDS           GREGORY       7.9200        263,087.84         ZZ
                                      7.4200          1,922.44         3
                                     13.9200          1,922.44         80
    NORTH MYRTLE B  SC    29582      13.4200       04/27/01
    0432962504                         .0000       06/02/01            00
    2500012632                         .0000       05/02/31            0
    0                                 3.7500       05/01/03        05/01/03
    K39/U56                           3.2500       06/01/03        06/01/03
      25                              7.9200          .0000           .0000
    A                                 9.9200            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              01          11/01/03
        .0000                           05             E           11/01/07
                                        O             .6250


    5171231                           7.1300        205,000.00        100
    JONES               JAMES         7.1300        204,671.47         ZZ
                                      6.6300          1,381.82         1
                                     14.3000          1,381.82         79
    SAN ANTONIO     FL    33576      13.8000       07/02/01
1


    0432986578                         .0000       09/01/01            00
    1000223775                         .0000       08/01/31            0
    0                                 6.1250       08/01/03        08/01/03
    W02/U56                           5.6250       09/01/03        09/01/03
      25                              7.1300          .0000           .0000
    A                                10.1300            6              6
      360                               E            1.0000          1.0000
       7.1700                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5172890                           9.6000         66,600.00        100
    BRITT               RICKY         9.6000         66,403.01         ZZ
                                      9.1000            564.88         1
                                     15.6000            564.88         90
    GREER           SC    29650      15.1000       04/16/01
    0432964583                        9.6000       05/16/01            23
    69445                             9.1000       04/16/31            0
    0                                 5.7000       04/16/03        04/16/03
    K52/U56                           5.2000       05/16/03        05/16/03
      25                              9.6000          .0000           .0000
    A                                12.6000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5172891                          10.0000        154,000.00        100
    PEERY               RALPH        10.0000        153,653.59         ZZ
                                      9.5000          1,351.47         1
                                     16.0000          1,351.47        100
    KEARNEY         MO    64060      15.5000       05/02/01
    0432964591                       10.0000       06/02/01            23
    70042                             9.5000       05/02/31            0
    0                                 6.4500       05/02/04        05/02/04
    K52/U56                           5.9500       06/02/04        06/02/04
      25                             10.0000          .0000           .0000
    A                                13.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5172894                          10.2000        149,900.00        100
    PORTILLO            ALEJANDRO    10.2000        149,510.57         ZZ
1


                                      9.7000          1,337.69         1
                                     16.2000          1,337.69        100
    SANDIA PARK     NM    87047      15.7000       04/27/01
    0432964633                       10.2000       05/27/01            23
    75912                             9.7000       04/27/31            0
    0                                 7.2000       04/27/03        04/27/03
    K52/U56                           6.7000       05/27/03        05/27/03
      25                             10.2000          .0000           .0000
    A                                13.2000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5172898                          11.1000         95,750.00        100
    HOUSTON             GREGORY      11.1000         95,579.83         ZZ
                                     10.6000            919.09         1
                                     17.1000            919.09        100
    JEFFERSONVILLE  IN    47130      16.6000       05/25/01
    0432964682                       11.1000       06/25/01            23
    80171                            10.6000       05/25/31            0
    0                                 8.3000       05/25/04        05/25/04
    K52/U56                           7.8000       06/25/04        06/25/04
      25                             11.1000          .0000           .0000
    A                                14.1000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5172900                          10.4500         57,900.00        100
    CECIL               KELLIE       10.4500         57,781.62         ZZ
                                      9.9500            527.48         1
                                     16.4500            527.48        100
    SHREVEPORT      LA    71106      15.9500       05/30/01
    0432964716                       10.4500       06/30/01            23
    81647                             9.9500       05/30/31            0
    0                                 8.1000       05/30/04        05/30/04
    K52/U56                           7.6000       06/30/04        06/30/04
      25                             10.4500          .0000           .0000
    A                                13.4500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5172903                          10.9500         59,900.00        100
    ALLEN               NANCY        10.9500         59,812.44         ZZ
                                     10.4500            568.18         1
                                     16.9500            568.18        100
    NORTH PORT      FL    34287      16.4500       06/06/01
    0432964757                       10.9500       07/06/01            23
    82556                            10.4500       06/06/31            0
    0                                 8.4000       06/06/03        06/06/03
    K52/U56                           7.9000       07/06/03        07/06/03
      25                             10.9500          .0000           .0000
    A                                13.9500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5172904                          11.2000         49,000.00        100
    MURPHY              HERBERT      11.2000         48,878.99         ZZ
                                     10.7000            474.06         1
                                     17.2000            474.06        100
    SOUTH BEND      IN    46619      16.7000       05/31/01
    0432964765                       11.2000       07/01/01            23
    82955                            10.7000       06/01/31            0
    0                                 7.9000       06/01/03        06/01/03
    K52/U56                           7.4000       07/01/03        07/01/03
      25                             11.2000          .0000           .0000
    A                                14.2000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5172908                           9.8250         45,050.00        100
    CHELLAM             SAMUEL        9.8250         44,966.21         ZZ
                                      9.3250            389.54         1
                                     15.8250            389.54         85
    CLEVELAND       OH    44127      15.3250       06/06/01
    0432964831                        9.8250       07/06/01            23
    88821                             9.3250       06/06/31            0
    0                                 7.7000       06/06/03        06/06/03
    K52/U56                           7.2000       07/06/03        07/06/03
      25                              9.8250          .0000           .0000
    A                                12.8250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5172910                          10.1000        245,000.00        100
    VANDUVALL           SHAWN        10.1000        244,570.22         ZZ
                                      9.6000          2,168.18         1
                                     16.1000          2,168.18        100
    PUEBLO          CO    81005      15.6000       06/05/01
    0432964864                       10.1000       07/05/01            23
    89214                             9.6000       06/05/31            0
    0                                 7.7000       06/05/03        06/05/03
    K52/U56                           7.2000       07/05/03        07/05/03
      25                             10.1000          .0000           .0000
    A                                13.1000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5172912                           9.6500        234,000.00        100
    MOSELY              ROBERT        9.6500        233,548.55         ZZ
                                      9.1500          1,993.26         1
                                     15.6500          1,993.26         90
    CORTLANDT MANO  NY    10567      15.1500       06/15/01
    0432964906                        9.6500       07/20/01            23
    90279                             9.1500       06/20/31            0
    0                                 8.1000       06/20/03        06/20/03
    K52/U56                           7.6000       07/20/03        07/20/03
      25                              9.6500          .0000           .0000
    A                                12.6500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5174716                           7.8000         88,350.00        100
    HOSTON              ELAINE        7.8000         88,226.13         ZZ
                                      7.3000            636.01         1
                                     13.8000            636.01         95
    CHICAGO         IL    60623      13.3000       07/17/01
    0432984623                        7.8000       09/01/01            23
    9858                              7.3000       08/01/31            0
    0                                 6.1250       08/01/03        08/01/03
    T76/U57                           5.6250       09/01/03        09/01/03
      25                              7.8000          .0000           .0000
    A                                10.8000            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    5177962                           9.4750         69,375.00        100
    ROSA                DENNIS        9.4750         68,941.93         ZZ
                                      8.9750            582.08         1
                                     15.4750            582.08         75
    PHILADELPHIA    PA    19126      14.9750       03/15/01
    0432972453                        9.4750       05/01/01            00
    2013172                           8.9750       04/01/31            0
    0                                 6.0550       04/01/03        04/01/03
    K10/U56                           5.5550       05/01/03        05/01/03
      25                              9.4750          .0000           .0000
    A                                12.4750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5177968                           9.5000        187,000.00        100
    MONROE              KEVIN         9.5000        186,340.62         ZZ
                                      9.0000          1,572.40         1
                                     15.5000          1,572.40         85
    CLARKSTON       MI    48346      15.0000       02/23/01
    0432972503                        9.5000       04/01/01            23
    2013218                           9.0000       03/01/31            0
    0                                 5.7500       03/01/04        03/01/04
    K10/U56                           5.2500       04/01/04        04/01/04
      25                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5177970                           9.7500        172,507.00        100
    GOMEZ               LUIS          9.7500        171,929.64         ZZ
                                      9.2500          1,482.11         1
                                     15.7500          1,482.11         85
    ANAHEIM         CA    92805      15.2500       02/20/01
    0432972511                        9.7500       04/01/01            23
    2013224                           9.2500       03/01/31            0
    0                                 6.0500       03/01/03        03/01/03
1


    K10/U56                           5.5500       04/01/03        04/01/03
      25                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5177972                           9.3700         31,770.00        100
    MINUTOLI            JOSEPH        9.3700         31,671.67         ZZ
                                      8.8700            264.14         1
                                     15.3700            264.14         90
    TAMARAC         FL    33321      14.8700       03/12/01
    0432972537                        9.3700       05/01/01            23
    2013233                           8.8700       04/01/31            0
    0                                 5.0500       04/01/03        04/01/03
    K10/U56                           4.5500       05/01/03        05/01/03
      25                              9.3700          .0000           .0000
    A                                12.3700            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5178164                          11.9900        126,400.00        100
    HOMEYER             AMBER        11.9900        126,177.04         ZZ
                                     11.4900          1,299.19         1
                                     18.9900          1,299.19         80
    AURORA          CO    80017      18.4900       03/20/01
    0432997781                       11.9900       05/01/01            00
    12309                            11.4900       04/01/31            0
    0                                 9.5390       04/01/04        04/01/04
    E78/U57                           9.0390       05/01/04        05/01/04
      25                             11.9900          .0000           .0000
    A                                14.9900            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5178165                          10.4900         55,200.00        100
    REYNOLDS            AISHAUNA     10.4900         55,110.42         ZZ
                                      9.9900            504.52         1
                                     17.4900            504.52         79
    UNIVERSITY PAR  IL    60466      16.9900       05/21/01
1


    0432999969                       10.4900       07/01/01            00
    13326                             9.9900       06/01/31            0
    0                                 8.3480       06/01/03        06/01/03
    E78/U57                           7.8480       07/01/03        07/01/03
      25                             10.4900          .0000           .0000
    A                                13.4900            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5178166                          11.3400        103,550.00        100
    MILLER              CATRINA      11.3400        103,303.19         ZZ
                                     10.8400          1,012.82         2
                                     18.3400          1,012.82         95
    CHICAGO         IL    60651      17.8400       02/26/01
    0432992576                         .0000       04/01/01            23
    57747                              .0000       03/01/31            0
    0                                 6.7900       03/01/03        03/01/03
    K60/U57                           6.2900       04/01/03        04/01/03
      25                             11.3400          .0000           .0000
    A                                14.3400            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5178167                          11.7500         60,210.00        100
    LEE                 STACY        11.7500         60,078.71         ZZ
                                     11.2500            607.77         1
                                     18.0000            607.77         90
    BEAUMONT        TX    77707      17.5000       02/23/01
    0432998052                         .0000       04/01/01            23
    57805                              .0000       03/01/31            0
    0                                 8.0000       03/01/03        03/01/03
    K60/U57                           7.5000       04/01/03        04/01/03
      25                             11.7500          .0000           .0000
    A                                14.7500            6              6
      360                               E            1.5000          1.5000
       6.2500                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5182649                           8.2500        275,000.00        100
    MCKENNA             TIMOTHY       8.2500        273,191.20         ZZ
1


                                      7.8750          2,065.98         1
                                     14.2500          2,065.98         77
    CHICAGO         IL    60645      13.8030       11/17/00
    200715027                          .0000       01/01/01            00
    5294620                            .0000       12/01/30            0
    0                                 2.8750       12/01/05        12/01/05
    623/985                           2.5000       01/01/06        01/01/06
      45                              3.2500          .0000           .0000
    A                                13.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5182652                           7.8750        160,000.00        100
    BURKE               MICHAEL       7.8750        159,213.89         ZZ
                                      7.5000          1,160.11         1
                                     13.8750          1,160.11         86
    GLEN ELLYN      IL    60139      13.5000       02/06/01
    200752087                          .0000       04/01/01            04
    5311021                            .0000       03/01/31           25
    0                                 2.7500       03/01/06        03/01/06
    623/985                           2.3750       04/01/06        04/01/06
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5182654                           8.0000        218,000.00        100
    STEURY              ENOS          8.0000        216,952.96         ZZ
                                      7.6250          1,599.61         1
                                     14.0000          1,599.61         97
    ANGOLA          IN    46703      13.6250       02/23/01
    202584603                          .0000       04/01/01            00
    5320486                            .0000       03/01/31            0
    0                                 2.7500       03/01/06        03/01/06
    623/985                           2.3750       04/01/06        04/01/06
      45                              3.0000          .0000           .0000
    A                                13.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5182660                           7.8750        148,500.00        100
    KEMPKER             SHANNON       7.8750        146,807.67         ZZ
                                      7.5000          1,076.73         1
                                     13.8750          1,076.73         92
    ST PETERS       MO    63376      13.5000       03/01/01
    0433001997                         .0000       04/01/01            04
    5310489                            .0000       03/01/31           30
    0                                 2.7500       03/01/06        03/01/06
    623/U57                           2.3750       04/01/06        04/01/06
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5182662                           8.1250        433,000.00        100
    WALSH               MARGARET      8.1250        430,976.59         ZZ
                                      7.7500          3,215.01         1
                                     14.1250          3,215.01         72
    GLENVIEW        IL    60025      13.7500       02/07/01
    0433002029                         .0000       04/01/01            00
    5322373                            .0000       03/01/31            0
    0                                 2.7500       03/01/06        03/01/06
    623/U57                           2.3750       04/01/06        04/01/06
      45                              3.1250          .0000           .0000
    A                                13.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5182663                           8.0000        247,200.00        100
    PINCHUK             TATYANA       8.0000        246,015.42         ZZ
                                      7.6250          1,813.87         1
                                     14.0000          1,813.87         80
    FRAMINGHAM      MA    01701      13.6250       03/01/01
    0433002037                         .0000       04/01/01            00
    5328723                            .0000       03/01/31            0
    0                                 2.7500       03/01/06        03/01/06
    623/U57                           2.3750       04/01/06        04/01/06
      45                              3.0000          .0000           .0000
    A                                13.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5185285                          11.1250         89,250.00        100
    JALLOW              ELIMAN       11.1250         88,960.74         ZZ
                                     10.6250            858.39         1
                                     17.1250            858.39         75
    ATLANTA         GA    30315      16.6250       12/28/00
    0433002409                         .0000       02/01/01            00
    202959                             .0000       01/01/31            0
    0                                 7.6250       01/01/04        01/01/04
    L99/U57                           7.1250       02/01/04        02/01/04
      25                             11.1250          .0000           .0000
    A                                14.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5189347                           9.8750         26,250.00        100
    RISINGER JR         CHARLES       9.8750         26,213.94         T
                                      9.3750            227.94         1
                                     15.8750            227.94         75
    ORANGE          TX    77632      15.3750       06/15/01
    0432984425                        9.8750       08/01/01            00
    2001240193                        9.3750       07/01/31            0
    0                                 3.5000       01/01/02        01/01/02
    U62/U56                           3.0000       02/01/02        02/01/02
      25                              9.8750          .0000           .0000
    A                                10.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5190007                           9.2100         84,000.00        100
    HUBBELL             TONYHA        9.2100         83,730.21         ZZ
                                      8.7100            688.62         1
                                     15.2100            688.62        100
    JERSEY SHORE    PA    17740      14.7100       04/02/01
    0432982619                        9.2100       05/03/01            23
    103263682775                      8.7100       04/03/31            0
    0                                 6.6600       04/03/03        04/03/03
    Q82/U56                           6.1600       05/03/03        05/03/03
      25                              9.2100          .0000           .0000
    A                                12.2100            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5190008                          10.9900        186,165.00        100
    HAYMES              KEVIN        10.9900        185,756.58         ZZ
                                     10.4900          1,771.49         1
                                     16.9900          1,771.49         87
    HOBESOUND       FL    33455      16.4900       03/19/01
    0432982627                       10.9900       05/01/01            23
    103265781458                     10.4900       04/01/31            0
    0                                 7.6400       04/01/04        04/01/04
    Q82/U56                           7.1400       05/01/04        05/01/04
      25                             10.9900          .0000           .0000
    A                                13.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5190009                          11.2100         35,920.00        100
    SEXTONE_JR          DONALD       11.2100         35,857.66         ZZ
                                     10.7100            347.79         2
                                     17.2100            347.79         80
    ROCHESTER       NY    14613      16.7100       05/10/01
    0432982635                       11.2100       06/10/01            00
    103433385572                     10.7100       05/10/31            0
    0                                 9.8800       05/10/03        05/10/03
    Q82/U56                           9.3800       06/10/03        06/10/03
      25                             11.2100          .0000           .0000
    A                                14.2100            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5190010                          11.5100         49,500.00        100
    PIERCE              MELISSA      11.5100         49,402.95         ZZ
                                     11.0100            490.58         1
                                     17.5100            490.58        100
    OLD FORT        TN    37362      17.0100       04/26/01
    0432982650                       11.5100       05/27/01            23
    104071784546                     11.0100       04/27/31            0
    0                                 7.5100       04/27/03        04/27/03
1


    Q82/U56                           7.0100       05/27/03        05/27/03
      25                             11.5100          .0000           .0000
    A                                14.5100            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5190012                          10.2000        160,000.00        100
    FIFIELD             CARLA        10.2000        159,725.24         ZZ
                                      9.7000          1,427.82         1
                                     16.2000          1,427.82         95
    MARYSVILLE      WA    98270      15.7000       05/01/01
    0432982676                       10.2000       07/01/01            23
    104118885295                      9.7000       06/01/31            0
    0                                 6.4300       06/01/03        06/01/03
    Q82/U56                           5.9300       07/01/03        07/01/03
      25                             10.2000          .0000           .0000
    A                                13.2000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5190017                          11.8500         93,750.00        100
    NEWMAN              BARBARA      11.8500         93,637.39         ZZ
                                     11.3500            953.52         1
                                     17.8500            953.52         75
    CHICAGO         IL    60644      17.3500       06/01/01
    0432982742                       11.8500       07/06/01            00
    105110488163                     11.3500       06/06/31            0
    0                                 8.6200       06/03/03        06/03/03
    Q82/U56                           8.1200       07/03/03        07/03/03
      25                             11.8500          .0000           .0000
    A                                14.8500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5190018                          11.4600        182,950.00        100
    KILLINGSWORTH       LATARSHA     11.4600        182,710.65         ZZ
                                     10.9600          1,806.16         1
                                     17.4600          1,806.16        102
    DELRAY BEACH    FL    33445      16.9600       05/31/01
1


    0432982759                       11.4600       07/01/01            23
    105289487650                     10.9600       06/01/31            0
    0                                 8.1200       06/01/03        06/01/03
    Q82/U56                           7.6200       07/01/03        07/01/03
      25                             11.4600          .0000           .0000
    A                                14.4600            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5190021                           9.6700         51,770.00        100
    MCALLISTER          MARTY         9.6700         51,216.23         ZZ
                                      9.1700            441.75         1
                                     15.6700            441.75         72
    OMAHA           NE    68104      15.1700       05/30/01
    0432982791                        9.6700       06/30/01            00
    105381887618                      9.1700       05/30/31            0
    0                                 8.3800       05/30/04        05/30/04
    Q82/U56                           7.8800       06/30/04        06/30/04
      25                              9.6700          .0000           .0000
    A                                12.6700            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5190022                           8.4400        220,875.00        100
    WALLACE             TREVOR        8.4400        220,327.39         ZZ
                                      7.9400          1,688.96         2
                                     14.4400          1,688.96         95
    LODI            CA    95242      13.9400       05/04/01
    0432982809                        8.4400       07/01/01            23
    105473685359                      7.9400       06/01/31            0
    0                                 6.7300       06/01/04        06/01/04
    Q82/U56                           6.2300       07/01/04        07/01/04
      25                              8.4400          .0000           .0000
    A                                11.4400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5198338                          10.2500         68,850.00        100
    SHIBLEY             MICHAEL      10.2500         68,703.13         ZZ
1


                                      9.7500            616.97         1
                                     16.2500            616.97         85
    BONNE TERRE     MO    63628      15.7500       05/03/01
    0432985331                         .0000       06/08/01            23
    2500012861                         .0000       05/08/31            0
    0                                 7.5000       05/08/03        05/08/03
    K39/U56                           7.0000       06/08/03        06/08/03
      25                             10.2500          .0000           .0000
    A                                12.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5198339                          11.9900         54,400.00        100
    SKIPWITH            LUESTHER     11.9900         54,320.40         ZZ
                                     11.4900            559.15         1
                                     17.9900            559.15         85
    BIRMINGHAM      AL    35224      17.4900       05/04/01
    0432985232                         .0000       06/09/01            23
    2500012970                         .0000       05/09/31            0
    0                                 6.8750       05/09/03        05/09/03
    K39/U56                           6.3750       06/09/03        06/09/03
      25                             11.9900          .0000           .0000
    A                                13.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              01          05/09/04
        .0000                           05             E           05/09/12
                                        O             .6250


    5205540                          10.8750         43,700.00        100
    PHILLIPS            THEODORE     10.8750         43,667.82         ZZ
                                     10.3750            412.05         1
                                     16.8750            412.05         95
    CHARITON        IA    50049      16.3750       07/17/01
    0433074812                       10.8750       09/01/01            23
    BC33588                          10.3750       08/01/31            0
    0                                 8.5000       08/01/04        08/01/04
    P87/U57                           8.0000       09/01/04        09/01/04
      25                             10.8750          .0000           .0000
    A                                13.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5207540                          10.6250        249,500.00        100
    LAWSON              RICHARD      10.6250        249,108.82         ZZ
                                     10.1250          2,305.62         1
                                     17.6250          2,305.62        100
    NORWALK         CA    90650      17.1250       05/10/01
    0432991479                       10.6250       07/01/01            23
    1767243                          10.1250       06/01/31            0
    0                                 7.8750       06/01/03        06/01/03
    737/U57                           7.3750       07/01/03        07/01/03
      45                             10.6250          .0000           .0000
    A                                13.6250            6              6
      360                               R            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5207541                          10.2400         49,600.00        100
    ORIHUELA            ISAURA       10.2400         49,515.55         ZZ
                                      9.7400            444.10         1
                                     17.2400            444.10        100
    HEMET           CA    92545      16.7400       05/15/01
    0432991453                       10.2400       07/01/01            23
    1768951                           9.7400       06/01/31            0
    0                                 6.4900       06/01/03        06/01/03
    737/U57                           5.9900       07/01/03        07/01/03
      45                             10.2400          .0000           .0000
    A                                13.2400            6              6
      360                               R            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5207542                           9.7500        116,000.00        100
    MCCLAIN             DARRELL       9.7500        115,836.32         ZZ
                                      9.5000            996.62         4
                                     16.7500            996.62        100
    CLEVELAND       OH    44120      16.5000       06/15/01
    0432991446                        9.7500       08/01/01            23
    1769983                           9.5000       07/01/31            0
    0                                 7.0000       07/01/03        07/01/03
    737/U57                           6.7500       08/01/03        08/01/03
      45                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               R            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5207543                           9.2500        214,000.00        100
    DENSON              KATHLEEN      9.2500        213,551.06         ZZ
                                      8.7500          1,760.53         1
                                     16.2500          1,760.53        100
    CORONA          CA    92882      15.7500       05/23/01
    0432991495                        9.2500       07/01/01            23
    1770908                           8.7500       06/01/31            0
    0                                 6.5000       06/01/03        06/01/03
    737/U57                           6.0000       07/01/03        07/01/03
      45                              9.2500          .0000           .0000
    A                                12.2500            6              6
      360                               R            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5207544                          10.4900        275,000.00        100
    MARSHALL_JR         ROBERT       10.4900        274,556.14         ZZ
                                      9.9900          2,513.48         4
                                     17.4900          2,513.48        100
    LONG BEACH      CA    90806      16.9900       05/29/01
    0432991412                       10.4900       07/01/01            23
    1771849                           9.9900       06/01/31            0
    0                                 7.7400       06/01/03        06/01/03
    737/U57                           7.2400       07/01/03        07/01/03
      45                             10.4900          .0000           .0000
    A                                13.4900            6              6
      360                               R            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5207545                           9.2500         72,000.00        100
    SISCOE              JEREMY        9.2500         71,848.94         ZZ
                                      8.7500            592.33         1
                                     16.2500            592.33         80
    DURANGO         CO    81301      15.7500       05/23/01
    0432991461                        9.2500       07/01/01            00
    1772268                           8.7500       06/01/31            0
    0                                 5.0000       06/01/04        06/01/04
    737/U57                           4.5000       07/01/04        07/01/04
      45                              9.2500          .0000           .0000
    A                                12.2500            6              6
1


      360                               R            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5215608                          10.2000         42,000.00        100
    STROMAN             WILLIE       10.2000         41,682.03         ZZ
                                      9.2000            374.81         1
                                     16.2000            374.81         68
    PONTIAC         MI    48342      15.2000       06/01/00
    0432993061                       10.2000       07/06/00            00
    9804975                           9.2000       06/06/30            0
    0                                 6.5500       06/06/02        06/06/02
    P57/U56                           5.5500       07/06/02        07/06/02
      25                             10.2000          .0000           .0000
    A                                13.2000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5215609                          11.8500         72,000.00        100
    CLARK               CHARLIE      11.8500         71,728.96         ZZ
                                     11.3500            732.30         1
                                     17.8500            732.30         90
    DETROIT         MI    48221      17.3500       10/18/00
    0432993020                       11.8500       11/18/00            23
    9806874                          11.3500       10/18/30            0
    0                                 7.8400       10/18/02        10/18/02
    P57/U56                           7.3400       11/18/02        11/18/02
      25                             11.8500          .0000           .0000
    A                                14.8500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5215611                          11.9000         39,000.00        100
    WILLIAMS            SHAWN        11.9000         38,893.13         ZZ
                                     10.9000            398.16         1
                                     17.9000            398.16         65
    DETROIT         MI    48224      16.9000       12/22/00
    0432992881                       11.9000       02/01/01            00
    9808117                          10.9000       01/01/31            0
    0                                 7.9350       01/01/03        01/01/03
1


    P57/U56                           6.9350       02/01/03        02/01/03
      25                             11.9000          .0000           .0000
    A                                14.9000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5215612                          11.7000         80,750.00        100
    HOWES               AMY          11.7000         80,491.90         ZZ
                                     11.2000            812.01         1
                                     17.7000            812.01         85
    LINCOLN PARK    MI    48146      17.2000       11/30/00
    0432992907                       11.7000       01/05/01            23
    9808162                          11.2000       12/05/30            0
    0                                 7.7500       12/05/02        12/05/02
    P57/U56                           7.2500       01/05/03        01/05/03
      25                             11.7000          .0000           .0000
    A                                14.7000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5216830                          10.5000        180,400.00        100
    LUNSFORD            JOHNNY       10.5000        179,884.80         ZZ
                                     10.0000          1,650.19         1
                                     17.5000          1,650.19         95
    ELBERT          CO    80106      17.0000       02/16/01
    0433015146                         .0000       04/01/01            23
    6069110173                         .0000       03/01/31            0
    0                                 6.8750       03/01/03        03/01/03
    U45/U57                           6.3750       04/01/03        04/01/03
      45                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               R            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5224687                          11.9900         80,000.00        100
    SALAZAR             GREG         11.9900         79,907.15         ZZ
                                     11.4900            822.27         1
                                     17.9900            822.27         80
    DENVER          CO    80221      17.4900       05/22/01
1


    0433014883                         .0000       07/01/01            00
    01050009                           .0000       06/01/31            0
    0                                 7.9900       06/01/03        06/01/03
    U19/U57                           7.4900       07/01/03        07/01/03
      25                             11.9900          .0000           .0000
    A                                14.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5229520                           7.7500        439,200.00        100
    JOHNSON             BRET          7.7500        438,578.04         ZZ
                                      7.2500          3,146.48         1
                                     13.7500          3,146.48         80
    MISSION VIEJO   CA    92691      13.2500       07/23/01
    0433175528                         .0000       09/01/01            00
    013019                             .0000       08/01/31            0
    0                                 6.1250       08/01/03        08/01/03
    L81/U57                           5.6250       09/01/03        09/01/03
      25                              6.1250          .0000           .0000
    A                                10.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5239138                           9.1250         95,200.00        100
    SONNENBERG          BRUCE         9.1250         94,837.16         ZZ
                                      8.6250            774.58         1
                                     16.1250            774.58         80
    LUDINGTON       MI    49431      15.6250       02/23/01
    0433033164                         .0000       04/01/01            00
    10563                              .0000       03/01/31            0
    0                                 5.9170       03/01/03        03/01/03
    P77/U57                           5.4170       04/01/03        04/01/03
      25                              9.1250          .0000           .0000
    A                                12.1250            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5239139                           9.7500         97,750.00        100
    HOLEK               ANTHONY       9.7500         97,565.36         ZZ
1


                                      9.2500            839.82         1
                                     16.7500            839.82         85
    DURAND          MI    48429      16.2500       05/15/01
    0433033198                         .0000       07/01/01            23
    11275                              .0000       06/01/31            0
    0                                 5.5000       06/01/03        06/01/03
    P77/U57                           5.0000       07/01/03        07/01/03
      25                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5248473                           9.3750        124,100.00        100
    ALI                 MIR           9.3750        123,741.41         ZZ
                                      8.8750          1,032.20         1
                                     15.3750          1,032.20         92
    RESTON          VA    20191      14.8750       06/20/01
    0433021425                        9.3750       08/01/01            23
    70301179                          8.8750       07/01/31            0
    0                                 7.9000       07/01/03        07/01/03
    L21/U57                           7.4000       08/01/03        08/01/03
      45                              9.3750          .0000           .0000
    A                                12.3750            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    5255687                          10.1250        166,700.00        100
    KING                MELANIE      10.1250        166,409.11         ZZ
                                      9.6250          1,478.34         1
                                     16.1250          1,478.34         90
    CHARLESTON      SC    29412      15.6250       05/21/01
    0433130820                       10.1250       07/01/01            23
    0101193860                        9.6250       06/01/31            0
    0                                 8.8750       06/01/03        06/01/03
    Q64/U57                           8.3750       07/01/03        07/01/03
      25                             10.1250          .0000           .0000
    A                                13.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    5260564                          10.2500        162,000.00        100
    PENDLEY             TAMARA       10.2500        161,863.54         ZZ
                                      9.7500          1,451.69         1
                                     16.2500          1,451.69         90
    APOPKA          FL    32712      15.7500       07/27/01
    0433080744                       10.2500       09/01/01            23
    0102167509                        9.7500       08/01/31            0
    0                                 8.6250       08/01/03        08/01/03
    Q64/U57                           8.1250       09/01/03        09/01/03
      25                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5261130                          10.2500        225,100.00        100
    JOHNSON             JOY          10.2500        224,910.39         ZZ
                                      9.7500          2,017.13         1
                                     16.2500          2,017.13         90
    GRAYSON         GA    30017      15.7500       07/13/01
    0433080611                       10.2500       09/01/01            23
    0102119401                        9.7500       08/01/31            0
    0                                 8.7500       08/01/03        08/01/03
    Q64/U57                           8.2500       09/01/03        09/01/03
      25                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5261501                          11.1250        216,000.00        100
    KELLY               GEMMA        11.1250        215,849.41         ZZ
                                     10.6250          2,077.45         1
                                     17.1250          2,077.45         90
    LAKE WORTH      FL    33467      16.6250       07/25/01
    0433020781                       11.1250       09/01/01            23
    0102182904                       10.6250       08/01/31            0
    0                                 8.7500       08/01/03        08/01/03
    Q64/U57                           8.2500       09/01/03        09/01/03
      25                             11.1250          .0000           .0000
    A                                14.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5266001                           9.3750        153,000.00        100
    CASAREZ             DAVID         9.3750        152,844.86         ZZ
                                      8.8750          1,272.58         1
                                     16.3750          1,272.58         90
    BAKERSFIELD     CA    93311      15.8750       07/09/01
    0433071222                        9.3750       09/01/01            23
    1773670                           8.8750       08/01/31            0
    0                                 6.6250       08/01/03        08/01/03
    737/U57                           6.1250       09/01/03        09/01/03
      45                              9.3750          .0000           .0000
    A                                12.3750            6              6
      360                               R            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5277547                          11.1800         46,750.00        100
    MALLETT             IVAN         11.1800         46,634.62         ZZ
                                     10.6800            451.58         2
                                     18.1800            451.58         31
    CHICAGO         IL    60620      17.6800       02/26/01
    0433032018                         .0000       04/01/01            00
    1010139                            .0000       03/01/31            0
    0                                 6.1800       03/01/04        03/01/04
    W47/U57                           5.6800       04/01/04        04/01/04
      25                             11.1800          .0000           .0000
    A                                12.1800            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5277549                           8.6250        185,250.00        100
    CHALIKYAN           ARAKSYA       8.6250        184,695.06         ZZ
                                      8.1250          1,440.86         1
                                     15.6250          1,440.86         95
    PANORAMA CITY   CA    91402      15.1250       04/19/01
    0433054061                         .0000       06/01/01            11
    11235                              .0000       05/01/31           30
    0                                 6.9140       05/01/04        05/01/04
    P77/U57                           6.4140       06/01/04        06/01/04
      25                              8.6250          .0000           .0000
    A                                11.6250            6              6
1


      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5277552                          10.9900         68,000.00        100
    PUPO                WILLIAM      10.9900         67,825.12         ZZ
                                     10.4900            647.07         2
                                     17.9900            647.07         80
    MIAMI           FL    33137      17.4900       02/02/01
    0433050796                       10.9900       04/01/01            00
    63010103                         10.4900       03/01/31            0
    0                                 7.3750       03/01/03        03/01/03
    A38/U57                           6.8750       04/01/03        04/01/03
      25                             10.9900          .0000           .0000
    A                                13.9900            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5277553                          10.5000         76,000.00        100
    MARTINEZ            RAFAEL       10.5000         75,814.80         ZZ
                                     10.0000            695.20         1
                                     17.5000            695.20         95
    DELTONA         FL    32738      17.0000       03/16/01
    0433050770                       10.5000       05/01/01            23
    63010185                         10.0000       04/01/31            0
    0                                 5.5000       04/01/03        04/01/03
    A38/U57                           5.0000       05/01/03        05/01/03
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5277554                          10.5000         66,800.00        100
    TORRES              JULIE        10.5000         66,664.91         ZZ
                                     10.0000            611.05         1
                                     17.5000            611.05         80
    PHOENIZ         AZ    85035      17.0000       04/10/01
    0433050838                       10.5000       06/01/01            00
    64010370                         10.0000       05/01/31            0
    0                                 5.5000       05/01/03        05/01/03
1


    A38/U57                           5.0000       06/01/03        06/01/03
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5277556                          11.2500        133,950.00        100
    GILBERT             CHARLES      11.2500        133,719.58         ZZ
                                     10.7500          1,301.01         1
                                     18.2500          1,301.01         95
    LEBANON         TN    37087      17.7500       04/12/01
    0433050903                       11.2500       06/01/01            23
    66010388                         10.7500       05/01/31            0
    0                                 5.5000       05/01/03        05/01/03
    A38/U57                           5.0000       06/01/03        06/01/03
      25                             11.2500          .0000           .0000
    A                                14.2500            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5293664                          10.5250        162,000.00        100
    LOGAN               JEROME       10.5250        161,602.13         ZZ
                                     10.0250          1,484.91         1
                                     16.5250          1,484.91        100
    MCLEANSVILLE    NC    27301      16.0250       04/02/01
    7936693                          10.5250       05/06/01            00
    68097                            10.0250       04/06/31            0
    0                                 6.2250       04/06/03        04/06/03
    Q72/U72                           5.7250       05/06/03        05/06/03
      25                             10.5250          .0000           .0000
    A                                13.5250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5295293                           8.4700         90,000.00        100
    WRIGHT              SABRINA       8.4700         89,834.25         ZZ
                                      7.9700            690.11         1
                                     16.8750            690.11         74
    CHICAGO         IL    60651      16.3750       06/20/01
1


    0433033578                        8.4700       08/01/01            00
    9786                              7.9700       07/01/31            0
    0                                 5.9700       07/01/04        07/01/04
    T76/U57                           5.4700       08/01/04        08/01/04
      25                              8.4700          .0000           .0000
    A                                11.4700            6              6
      360                               E            1.0000          1.0000
       8.4050                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5302841                           9.6500         71,910.00        100
    SOUTHERN            DARRYL        9.6500         71,700.24         ZZ
                                      9.1500            612.54         1
                                     15.6500            612.54         90
    WINSTON SALEM   NC    27105      15.1500       04/23/01
    0433025715                        9.6500       05/23/01            23
    28092310                          9.1500       04/23/31            0
    0                                 6.1500       04/23/03        04/23/03
    N74/U56                           5.6500       05/23/03        05/23/03
      25                              9.6500          .0000           .0000
    A                                10.6500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5309629                          11.3000        226,000.00        100
    PARRISH             KENNETH      11.3000        225,693.82         ZZ
                                     10.8000          2,203.64         1
                                     17.3000          2,203.64        100
    ALBUQUERQUE     NM    87114      16.8000       06/15/01
    0433082005                       11.3000       07/15/01            23
    77239                            10.8000       06/15/31            0
    0                                 8.4000       06/15/03        06/15/03
    K52/U56                           7.9000       07/15/03        07/15/03
      25                             11.3000          .0000           .0000
    A                                14.3000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5309708                           9.1000        135,000.00        100
    MAPLES              TIMOTHY       9.1000        134,633.37         ZZ
1


                                      8.6000          1,095.97         1
                                     15.1000          1,095.97        100
    DAYTON          OH    45440      14.6000       05/18/01
    0433081726                        9.1000       06/18/01            23
    85242                             8.6000       05/18/31            0
    0                                 6.3000       05/18/04        05/18/04
    K52/U56                           5.8000       06/18/04        06/18/04
      25                              9.1000          .0000           .0000
    A                                12.1000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5309870                           9.8500         81,500.00        100
    PATTERSON           BETTY         9.8500         81,310.77         ZZ
                                      9.3500            706.21         1
                                     15.8500            706.21        100
    BELTON          SC    29627      15.3500       05/24/01
    0433082377                        9.8500       06/24/01            23
    82551                             9.3500       05/24/31            0
    0                                 7.1500       05/24/03        05/24/03
    K52/U56                           6.6500       06/24/03        06/24/03
      25                              9.8500          .0000           .0000
    A                                12.8500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5311270                          11.5000         83,300.00        100
    PEOPLES             TERRANCE     11.5000         83,219.35         ZZ
                                     11.0000            824.92         1
                                     17.5000            824.92         85
    GRAND RAPIDS    MI    49507      17.0000       07/06/01
    0433081999                       11.5000       08/11/01            23
    93830                            11.0000       07/11/31            0
    0                                 9.2500       07/11/04        07/11/04
    K52/U56                           8.7500       08/11/04        08/11/04
      25                             11.5000          .0000           .0000
    A                                14.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5311554                           9.0000        116,000.00        100
    TURNER              CORTNEY       9.0000        115,743.65         ZZ
                                      8.5000            933.37         1
                                     15.0000            933.37        100
    FENTON          MI    48430      14.5000       05/31/01
    0433082146                        9.0000       07/01/01            23
    80766                             8.5000       06/01/31            0
    0                                 8.1000       06/01/03        06/01/03
    K52/U56                           7.6000       07/01/03        07/01/03
      25                              9.0000          .0000           .0000
    A                                12.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5311568                          10.0500         63,900.00        100
    WOOTEN              ROXIE        10.0500         63,815.36         ZZ
                                      9.5500            563.14         1
                                     16.0500            563.14        100
    MARTINSVILLE    VA    24112      15.5500       07/18/01
    0433081734                       10.0500       08/18/01            23
    99109                             9.5500       07/18/31            0
    0                                 8.3000       07/18/04        07/18/04
    K52/U56                           7.8000       08/18/04        08/18/04
      25                             10.0500          .0000           .0000
    A                                13.0500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5326549                          10.0000         66,150.00        100
    SCHULER             ROSEMELLE    10.0000         66,031.77         ZZ
                                      9.5000            580.52         1
                                     16.0000            580.52         90
    RIDGELAND       SC    29936      15.5000       06/15/01
    0433082104                       10.0000       07/20/01            23
    94190                             9.5000       06/20/31            0
    0                                 7.3500       06/20/03        06/20/03
    K52/U56                           6.8500       07/20/03        07/20/03
      25                             10.0000          .0000           .0000
    A                                13.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5333308                          10.9000         46,500.00        100
    SHELTON             JOVANNA      10.9000         46,447.32         ZZ
                                     10.4000            439.33         1
                                     16.9000            439.33        100
    SELMER          TN    38375      16.4000       07/18/01
    0433081981                       10.9000       08/18/01            23
    100363                           10.4000       07/18/31            0
    0                                 8.4000       07/18/03        07/18/03
    K52/U56                           7.9000       08/18/03        08/18/03
      25                             10.9000          .0000           .0000
    A                                13.9000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5335934                           8.6500         56,500.00        100
    REGISTER            MARK          8.6500         56,279.37         ZZ
                                      8.1500            440.46         1
                                     14.6500            440.46        100
    WADESBORO       NC    28170      14.1500       04/24/01
    0433082153                        8.6500       05/24/01            23
    75363                             8.1500       04/24/31            0
    0                                 4.9500       04/24/03        04/24/03
    K52/U56                           4.4500       05/24/03        05/24/03
      25                              8.6500          .0000           .0000
    A                                11.6500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5336266                           7.9900        110,000.00        100
    PFIFFNER            JEFFREY       7.9900        109,851.60         ZZ
                                      7.4900            806.37         1
                                     13.9900            806.37         86
    CANTON          OH    44706      13.4900       06/30/01
    0433037876                         .0000       09/01/01            23
    5022210                            .0000       08/01/31            0
    0                                 7.0000       08/01/03        08/01/03
    R21/U57                           6.5000       09/01/03        09/01/03
      45                              7.9900          .0000           .0000
    A                                10.9900            6              6
1


      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5336267                           8.8750        461,000.00        100
    CHAN                VINCENT       8.8750        459,954.71         ZZ
                                      8.3750          3,667.92         1
                                     14.8750          3,667.92         84
    ORINDA          CA    94563      14.3750       05/21/01
    0433046752                        8.8750       07/01/01            23
    BL0100451                         8.3750       06/01/31            0
    0                                 5.0000       06/01/03        06/01/03
    S80/U57                           4.5000       07/01/03        07/01/03
      25                              8.8750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5337413                           9.6600         54,300.00        100
    SMITH               RONNIE        9.6600         54,274.18         ZZ
                                      9.1600            462.94         1
                                     15.6600            462.94         84
    COVINGTON       KY    41011      15.1600       08/10/01
    0433075207                        9.6600       10/01/01            23
    002810005303138                   9.1600       09/01/31            0
    0                                 7.9300       09/01/03        09/01/03
    K15/U57                           7.4300       10/01/03        10/01/03
      25                              9.6600          .0000           .0000
    A                                12.6600            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5338251                           7.8750        113,400.00        100
    BRASSELL            FRANK         7.8750        113,243.41         ZZ
                                      7.3750            822.23         1
                                     13.8750            822.23        100
    FOUNTAIN        CO    80817      13.3750       07/13/01
    0433149465                         .0000       09/01/01            23
    01050054                           .0000       08/01/31            0
    0                                 6.0000       08/01/03        08/01/03
1


    U19/U57                           5.5000       09/01/03        09/01/03
      25                              7.8750          .0000           .0000
    A                                10.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5345938                           9.5150         52,000.00        100
    DOVALOSKY           GREGORY       9.5150         51,922.91         ZZ
                                      9.0150            437.81         1
                                     15.5150            437.81         60
    CLEVELAND       OH    44109      15.0150       06/06/01
    0433059607                        9.5150       08/01/01            00
    028705303107                      9.0150       07/01/31            0
    0                                 6.4940       07/01/03        07/01/03
    K15/U57                           5.9940       08/01/03        08/01/03
      25                              9.5150          .0000           .0000
    A                                12.5150            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5346278                           9.7500         81,000.00        100
    ALLEN               THERESA       9.7500         80,924.11         ZZ
                                      9.2500            695.92         1
                                     15.7500            695.92         90
    COLLEGE PARK    GA    30349      15.2500       07/31/01
    0433130341                        9.7500       09/01/01            23
    0102234606                        9.2500       08/01/31            0
    0                                 8.1250       08/01/03        08/01/03
    Q64/U57                           7.6250       09/01/03        09/01/03
      25                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5346326                           9.7500        153,000.00        100
    CHANDLER            JOHN          9.7500        152,928.62         ZZ
                                      9.2500          1,314.51         1
                                     15.7500          1,314.51         90
    COLUMBIA        SC    29206      15.2500       07/31/01
1


    0433126554                        9.7500       10/01/01            23
    0102229903                        9.2500       09/01/31            0
    0                                 8.6250       09/01/03        09/01/03
    Q64/U57                           8.1250       10/01/03        10/01/03
      25                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5346417                          10.2500         83,700.00        100
    MOATS               JERRY        10.2500         83,629.50         ZZ
                                      9.7500            750.04         1
                                     16.2500            750.04         90
    DAYTON          TN    37321      15.7500       08/03/01
    0433076411                       10.2500       09/01/01            23
    0102254604                        9.7500       08/01/31            0
    0                                 8.6250       08/01/03        08/01/03
    Q64/U57                           8.1250       09/01/03        09/01/03
      25                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5354411                          12.3500        106,250.00        100
    BURKWALT            LOIS         12.3500        105,956.34         ZZ
                                     11.8500          1,121.61         1
                                     18.3500          1,121.61         85
    ALBION          MI    49224      17.8500       11/28/00
    0433045432                         .0000       01/01/01            23
    20002827                           .0000       12/01/30            0
    0                                 7.8000       12/01/02        12/01/02
    T06/U56                           7.3000       01/01/03        01/01/03
      25                             12.3500          .0000           .0000
    A                                14.3500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5354412                          12.4000         37,800.00        100
    MURRAY              HERMAN       12.4000         37,702.40         ZZ
1


                                     11.9000            400.50         1
                                     18.4000            400.50         90
    HAZLEHURST      MS    39083      17.9000       01/08/01
    0433045440                         .0000       02/12/01            23
    20010016                           .0000       01/12/31            0
    0                                 7.7000       01/01/03        01/01/03
    T06/U56                           7.2000       02/01/03        02/01/03
      25                             12.4000          .0000           .0000
    A                                14.4000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5354413                           7.9500         96,000.00        100
    HOLZER              CHRIS         7.9500         95,536.18         ZZ
                                      7.4500            701.08         1
                                     13.9500            701.08         85
    AZTEC           NM    87410      13.4500       02/28/01
    0433045457                         .0000       04/05/01            23
    20010281                           .0000       03/05/31            0
    0                                 3.4000       03/01/03        03/01/03
    T06/U56                           2.9000       04/01/03        04/01/03
      25                              7.9500          .0000           .0000
    A                                 9.9500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5354415                           9.5000         31,500.00        100
    BAGGETT             LEONARD       9.5000         31,349.01         ZZ
                                      9.0000            264.87         1
                                     15.5000            264.87         74
    MANCHESTER      WI    53946      15.0000       03/16/01
    0433045465                         .0000       05/01/01            23
    20010426                           .0000       04/01/31            0
    0                                 4.9500       04/01/03        04/01/03
    T06/U56                           4.4500       05/01/03        05/01/03
      25                              9.5000          .0000           .0000
    A                                11.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5354416                           9.5500         76,000.00        100
    FELTON              ROSA          9.5500         75,768.07         ZZ
                                      9.0500            641.83         1
                                     15.5500            641.83         96
    FLORISSANT      MO    63031      15.0500       03/27/01
    0433045473                         .0000       05/01/01            23
    20010438                           .0000       04/01/31            0
    0                                 5.0000       04/01/03        04/01/03
    T06/U56                           4.5000       05/01/03        05/01/03
      25                              9.5500          .0000           .0000
    A                                11.5500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5354417                          10.7000        109,800.00        100
    GORDON              JULIA        10.7000        109,543.60         ZZ
                                     10.2000          1,020.84         1
                                     16.7000          1,020.84         90
    MILWAUKEE       WI    53223      16.2000       03/23/01
    0433045481                         .0000       05/01/01            23
    20010454                           .0000       04/01/31            0
    0                                 6.0000       04/01/03        04/01/03
    T06/U56                           5.5000       05/01/03        05/01/03
      25                             10.7000          .0000           .0000
    A                                12.7000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5354418                          11.8000         61,200.00        100
    HOLMAN              AUNDREY      11.8000         61,067.98         ZZ
                                     11.3000            620.11         1
                                     17.8000            620.11         90
    DAYTON          OH    45410      17.3000       03/23/01
    0433045507                         .0000       04/23/01            23
    20010464                           .0000       03/23/31            0
    0                                 7.2500       03/01/03        03/01/03
    T06/U56                           6.7500       04/01/03        04/01/03
      25                             11.8000          .0000           .0000
    A                                13.8000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5354419                          10.8500         22,050.00        100
    HERRON              REGINALD     10.8500         22,000.10         ZZ
                                     10.3500            207.50         1
                                     16.8500            207.50         62
    MEMPHIS         TN    38106      16.3500       04/11/01
    0433045515                         .0000       05/12/01            00
    20010579                           .0000       04/12/31            0
    0                                 6.3000       04/01/03        04/01/03
    T06/U56                           5.8000       05/01/03        05/01/03
      25                             10.8500          .0000           .0000
    A                                12.8500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5354420                          13.7000         20,000.00        100
    TWIGGS              RAY          13.7000         19,975.88         ZZ
                                     13.2000            232.24         1
                                     19.7000            232.24         80
    OKLAHOMA CITY   OK    73117      19.2000       04/25/01
    0433045531                         .0000       05/30/01            00
    20010675                           .0000       04/30/31            0
    0                                10.2000       04/01/03        04/01/03
    T06/U56                           9.7000       05/01/03        05/01/03
      25                             13.7000          .0000           .0000
    A                                15.7000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5354421                           9.5500        149,600.00        100
    BLODGETT            KRAIG         9.5500        149,230.70         ZZ
                                      9.0500          1,263.38         1
                                     15.5500          1,263.38         85
    SIREN           WI    54872      15.0500       04/25/01
    0433045549                         .0000       06/01/01            23
    20010687                           .0000       05/01/31            0
    0                                 6.0500       05/01/03        05/01/03
    T06/U56                           5.5500       06/01/03        06/01/03
      25                              9.5500          .0000           .0000
    A                                11.5500            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5354422                          11.7500         38,500.00        100
    SANDERS             SPENCER      11.7500         38,452.71         ZZ
                                     11.2500            388.63         2
                                     17.7500            388.63         70
    DETROIT         MI    48238      17.2500       05/09/01
    0433045556                         .0000       07/01/01            23
    20010793                           .0000       06/01/31            0
    0                                 8.2500       06/01/03        06/01/03
    T06/U56                           7.7500       07/01/03        07/01/03
      25                             11.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5354424                           9.3500        102,850.00        100
    FERGUSON            TIMOTHY       9.3500        102,690.30         ZZ
                                      8.8500            853.59         1
                                     15.3500            853.59         85
    TRENTON         GA    30752      14.8500       06/15/01
    0433045580                         .0000       08/01/01            23
    20011120                           .0000       07/01/31            0
    0                                 5.8500       07/01/03        07/01/03
    T06/U56                           5.3500       08/01/03        08/01/03
      25                              9.3500          .0000           .0000
    A                                11.3500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5354425                          12.0500         64,350.00        100
    JONES               BRYAN        12.0500         64,294.82         ZZ
                                     11.5500            664.39         1
                                     18.0500            664.39         90
    KANSAS CITY     KS    66104      17.5500       06/22/01
    0433045598                         .0000       08/01/01            23
    20011170                           .0000       07/01/31            0
    0                                 8.5500       07/01/03        07/01/03
1


    T06/U56                           8.0500       08/01/03        08/01/03
      25                             12.0500          .0000           .0000
    A                                14.0500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5354426                          12.9000         44,000.00        100
    EZZELL              PAUL         12.9000         43,968.77         ZZ
                                     12.4000            483.30         1
                                     18.9000            483.30         80
    PRAIRIE DU ROC  IL    62277      18.4000       06/22/01
    0433045606                         .0000       08/01/01            00
    20011193                           .0000       07/01/31            0
    0                                 9.4000       07/01/03        07/01/03
    T06/U56                           8.9000       08/01/03        08/01/03
      25                             12.9000          .0000           .0000
    A                                14.9000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5354508                           7.2500        200,000.00        100
    DE SANTIS           DAMIAN        7.2500        199,370.23         ZZ
                                      6.8750          1,364.36         1
                                     13.2500          1,364.36         80
    EL CAJON        CA    92019      12.8750       05/29/01
    0433101334                        2.2500       07/01/01            00
    W88021525                         1.8750       06/01/31            0
    0                                 2.2500       06/01/04        06/01/04
    944/U57                           1.8750       07/01/04        07/01/04
      25                              2.2500          .0000           .0000
    A                                13.2500            6              6
      360                               E            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5355017                          10.8750         48,000.00        100
    HIBDON              ANNIE        10.8750         47,964.66         ZZ
                                     10.3750            452.59         1
                                     16.8750            452.59         74
    BETHPAGE        TN    37022      16.3750       07/12/01
1


    0433128303                       10.8750       09/01/01            00
    0302123500                       10.3750       08/01/31            0
    0                                 9.2500       08/01/03        08/01/03
    Q64/U57                           8.7500       09/01/03        09/01/03
      25                             10.8750          .0000           .0000
    A                                13.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5358733                          10.7400         68,000.00        100
    MONTOYA             DANNY        10.7400         67,895.97         ZZ
                                     10.2400            634.26         1
                                     16.7400            634.26         88
    LAS CRUCES      NM    88001      16.2400       05/08/01
    0433056215                       10.7400       07/01/01            23
    10008242                         10.2400       06/01/31            0
    0                                 6.5000       06/01/03        06/01/03
    U74/U56                           6.0000       07/01/03        07/01/03
      45                             10.7400          .0000           .0000
    A                                13.7400            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    5358756                          11.2500         98,150.00        100
    MOON                MARTIN       11.2500         98,049.67         ZZ
                                     10.7500            953.29         1
                                     17.2500            953.29         65
    CHARLOTTE       NC    28227      16.7500       06/14/01
    0433054012                       11.2500       08/01/01            00
    10009542                         10.7500       07/01/31            0
    0                                 6.7500       07/01/03        07/01/03
    U74/U56                           6.2500       08/01/03        08/01/03
      45                             11.2500          .0000           .0000
    A                                14.2500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5358914                          10.7500         69,700.00        100
    GORSKI              CHARLENE     10.7500         69,620.20         ZZ
1


                                     10.2500            650.64         1
                                     16.7500            650.64         93
    PITTSBURGH      PA    15211      16.2500       06/18/01
    0433053980                       10.7500       08/01/01            23
    10009147                         10.2500       07/01/31            0
    0                                 6.0000       07/01/04        07/01/04
    U74/U56                           5.5000       08/01/04        08/01/04
      45                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5358982                           9.2500         57,120.00        100
    PEREZ               ALIDA         9.2500         57,030.48         ZZ
                                      8.7500            469.91         1
                                     15.2500            469.91         80
    FRESNO          CA    93705      14.7500       06/11/01
    0433056306                        9.2500       08/01/01            00
    11010009549                       8.7500       07/01/31            0
    0                                 6.0000       07/01/03        07/01/03
    U74/U56                           5.5000       08/01/03        08/01/03
      45                              9.2500          .0000           .0000
    A                                12.2500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5359329                           9.5000         48,000.00        100
    PUZIO               ALVIN         9.5000         47,904.42         ZZ
                                      9.0000            403.61         1
                                     15.5000            403.61         57
    ATLANTA         GA    30318      15.0000       05/29/01
    0433056025                        9.5000       07/01/01            00
    10009022                          9.0000       06/01/31            0
    0                                 6.2500       06/01/03        06/01/03
    U74/U56                           5.7500       07/01/03        07/01/03
      45                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5373856                          13.0000         60,775.00        100
    MACKSON             WILLIAM      13.0000         60,629.10         ZZ
                                     12.5000            672.29         1
                                     19.0000            672.29         85
    HAMILTON TWP    NJ    08690      18.5000       11/29/00
    0412907412                       13.0000       01/01/01            23
    0412907412                       12.5000       12/01/30            0
    0                                 7.5000       12/01/02        12/01/02
    E22/U57                           7.0000       01/01/03        01/01/03
      25                             13.0000          .0000           .0000
    A                                16.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5374367                          12.8750         28,000.00        100
    BROWN               WILLIE       12.8750         27,966.37         ZZ
                                     12.3750            307.00         1
                                     18.8750            307.00         85
    JACKSON         MS    39206      18.3750       04/16/01
    0433101102                       11.8750       06/01/01            23
    1051989                          11.3750       05/01/31            0
    0                                 8.5250       05/01/03        05/01/03
    J40/U57                           8.0250       06/01/03        06/01/03
      25                             11.8750          .0000           .0000
    A                                15.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5380583                           9.7500         61,200.00        100
    ROGERS              KATHY         9.7500         61,171.44         ZZ
                                      9.2500            525.81         1
                                     15.7500            525.81         90
    QUINCY          FL    32351      15.2500       08/01/01
    0433078425                        9.7500       10/01/01            23
    0102118106                        9.2500       09/01/31            0
    0                                 8.6250       09/01/03        09/01/03
    Q64/U57                           8.1250       10/01/03        10/01/03
      25                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5381627                          11.2000        140,000.00        100
    MARTIN JR           DOYLE        11.2000        139,806.18         ZZ
                                     10.7000          1,354.45         1
                                     17.2000          1,354.45         80
    QUINLAN         TX    75474      16.7000       05/21/01
    0433058583                       11.2000       07/01/01            00
    0105039                          10.7000       06/01/31            0
    0                                 6.7500       06/01/03        06/01/03
    W77/U57                           6.2500       07/01/03        07/01/03
      25                             11.2000          .0000           .0000
    A                                14.2000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390482                           9.6250         62,000.00        100
    RYKSE               THOMAS        9.6250         57,688.11         ZZ
                                      8.8850            465.79         1
                                     14.2500            522.98         80
    BRIGHTON        MI    48116      13.5100       04/21/94
    0433065497                         .0000       06/01/94            00
    10986619                           .0000       05/01/24            0
    0                                 3.5000       05/01/95        05/01/02
    Q79/U56                           2.7600       06/01/95        06/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390484                          10.8750         50,150.00        100
    ZIEMBA              MATTHEW      10.8750         49,295.48         ZZ
                                     10.1350            430.87         1
                                     16.7500            471.65         85
    INKSTER         MI    48141      16.0100       11/25/98
    0433061751                        9.7500       01/01/99            00
    11020247                          9.0100       12/01/28            0
    0                                 4.8750       12/01/00        12/01/01
    Q79/U56                           4.1350       01/01/01        01/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
1


      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390489                          10.7500         89,000.00        100
    PIERCE              THOMAS       10.7500         87,802.16         ZZ
                                     10.0100            830.80         1
                                     17.7500            830.80         85
    MARYSVILLE      MI    48040      17.0100       02/15/99
    0433061801                       10.7500       04/01/99            00
    11022623                         10.0100       03/01/29            0
    0                                 5.8750       03/01/01        03/01/02
    Q79/U56                           5.1350       04/01/01        04/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390492                          11.1500         75,000.00        100
    THOMPSON            CORINNE      11.1500         74,109.17         ZZ
                                     10.4100            722.76         1
                                     18.1500            722.76         65
    ANN ARBOR       MI    48103      17.4100       03/18/99
    0433065562                       11.1500       05/01/99            00
    11023620                         10.4100       04/01/29            0
    0                                 5.7500       04/01/01        04/01/02
    Q79/U56                           5.0100       05/01/01        05/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390496                          10.3500        397,000.00        100
    STITELER            ROBERT       10.3500        392,273.54         ZZ
                                      9.6100          3,587.07         1
                                     17.3500          3,587.07         84
    ROCHESTER  HIL  MI    48306      16.6100       07/24/99
    0433061843                       10.3500       09/01/99            00
    11025532                          9.6100       08/01/29            0
    0                                 5.2500       08/01/01        08/01/02
1


    Q79/U56                           4.5100       09/01/01        09/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390497                          11.7250         32,500.00        100
    LONG                BRETT        11.7250         32,221.53         ZZ
                                     10.9850            327.44         1
                                     18.7250            327.44         65
    BATTLE CREEK    MI    49017      17.9850       08/31/99
    0433061868                       11.7250       10/01/99            00
    11025596                         10.9850       09/01/29            0
    0                                 7.6000       09/01/01        09/01/02
    Q79/U56                           6.8600       10/01/01        10/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5390498                          11.7250         33,475.00        100
    LONG                BRETT        11.7250         33,188.26         ZZ
                                     10.9850            337.26         1
                                     18.7250            337.26         65
    BATTLE CREEK    MI    49015      17.9850       08/31/99
    0433061900                       11.7250       10/01/99            00
    11025597                         10.9850       09/01/29            0
    0                                 7.6000       09/01/01        09/01/02
    Q79/U56                           6.8600       10/01/01        10/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5390500                          10.3500         42,000.00        100
    MURPHY              DAVID        10.3500         41,521.27         ZZ
                                      9.6100            379.49         1
                                     17.3500            379.49         60
    KIMBALL TOWNSH  MI    48074      16.6100       08/26/99
1


    0433061934                       10.3500       10/01/99            00
    11025677                          9.6100       09/01/29            0
    0                                 5.2500       09/01/01        09/01/02
    Q79/U56                           4.5100       10/01/01        10/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390502                           9.7500         61,700.00        100
    RETTELLE            GEORGE        9.7500         60,825.39         ZZ
                                      9.0600            530.10         1
                                     16.2500            530.10         85
    MIDLAND         MI    48640      15.5600       06/30/99
    0433061975                        9.7500       08/01/99            00
    11025722                          9.0600       07/01/29            0
    0                                 6.0000       07/01/01        01/01/02
    Q79/U56                           5.3100       08/01/01        02/01/02
      45                               .0000          .0000           .0000
    A                                  .0000            6              6
      360                               9            1.5000          1.5000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390506                           9.8750         72,800.00        100
    ZBURLEA             MARIUS        9.8750         71,926.30         ZZ
                                      9.1350            632.16         1
                                     16.8750            632.16         80
    FARMINGTON HIL  MI    48336      16.1350       09/14/99
    0433062007                        9.8750       11/01/99            00
    11025997                          9.1350       10/01/29            0
    0                                 6.2500       10/01/01        10/01/02
    Q79/U56                           5.5100       11/01/01        11/01/02
      45                              9.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390507                           9.9500        100,000.00        100
    MENDYK              RONALD        9.9500         98,706.49         ZZ
1


                                      9.2900            873.88         1
                                     16.9500            873.88         80
    SAGINAW         MI    48609      16.2900       07/29/99
    0433065604                        9.9500       09/01/99            00
    11026042                          9.2900       08/01/29            0
    0                                 6.9000       08/01/02        08/01/02
    Q79/U56                           6.2400       09/01/02        09/01/02
      25                              9.9500          .0000           .0000
    A                                12.9500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390509                           9.0000        196,350.00        100
    MATTINA             JAMES         9.0000        194,155.78         ZZ
                                      8.2600          1,755.85         1
                                     17.2250          1,583.85         85
    CHESTERFIELD    MI    48047      16.4850       09/25/99
    0433062031                         .0000       11/01/99            00
    11026359                           .0000       10/01/29            0
    0                                 5.5000       10/01/01        10/01/02
    Q79/U56                           4.7600       11/01/01        11/01/02
      45                             10.2250          .0000           .0000
    A                                13.2250           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390510                          10.6000         63,500.00        100
    YOUSOF              NABEEL       10.6000         62,873.33         ZZ
                                      9.8600            585.61         1
                                     17.6000            585.61         77
    YPSILANTI       MI    48198      16.8600       09/30/99
    0433065638                       10.6000       12/01/99            00
    11026390                          9.8600       11/01/29            0
    0                                 7.0000       11/01/01        11/01/01
    Q79/U56                           6.2600       12/01/01        12/01/01
      45                             10.6000          .0000           .0000
    A                                13.6000           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5390511                           9.3250        165,500.00        100
    WISELY_SR           DONALD        9.3250        163,382.07         ZZ
                                      8.5850          1,370.53         1
                                     16.3250          1,370.53         65
    HOLLY TWP       MI    48442      15.5850       10/04/99
    0433065646                        9.3250       12/01/99            00
    11026412                          8.5850       11/01/29            0
    0                                 5.2000       11/01/01        11/01/01
    Q79/U56                           4.4600       12/01/01        12/01/01
      45                              9.3250          .0000           .0000
    A                                12.3250           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390514                          10.6500         46,750.00        100
    WASHINGTON          BRENDA       10.6500         46,234.21         ZZ
                                      9.9100            432.89         1
                                     17.6500            432.55         85
    DETROIT         MI    48203      16.9100       09/25/99
    0433062072                       10.6500       11/01/99            00
    11026465                          9.9100       10/01/29            0
    0                                 6.4000       10/01/01        10/01/02
    Q79/U56                           5.6600       11/01/01        11/01/02
      45                             10.6500          .0000           .0000
    A                                13.6500           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390515                          11.1250        138,600.00        100
    SUTTON              DONALD       11.1250        136,948.19         ZZ
                                     10.3850          1,265.24         1
                                     17.4750          1,328.90         90
    CHARLOTTE       MI    48813      16.7350       09/24/99
    0433062114                       10.4750       11/01/99            00
    11026471                          9.7350       10/01/29            0
    0                                 7.6000       10/01/01        10/01/02
    Q79/U56                           6.8600       11/01/01        11/01/02
      45                             10.4750          .0000           .0000
    A                                13.4750           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390518                          10.4500         90,900.00        100
    MAIER               MARCUS       10.4500         89,742.22         ZZ
                                      9.7100            828.10         1
                                     17.4500            828.10         90
    ROSEVILLE       MI    48066      16.7100       10/07/99
    0433062130                       10.4500       12/01/99            00
    11026534                          9.7100       11/01/29            0
    0                                 6.7000       11/01/01        11/01/01
    Q79/U56                           5.9600       12/01/01        12/01/01
      45                             10.4500          .0000           .0000
    A                                13.4500           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390520                          11.7500         70,400.00        100
    ROOT                JOEL         11.7500         69,464.52         ZZ
                                     11.0600            710.63         1
                                     18.7500            710.63         80
    WARREN          MI    48089      18.0600       08/30/99
    0433062155                       11.7500       10/01/99            00
    11026663                         11.0600       09/01/29            0
    0                                 6.0000       03/01/00        03/01/02
    Q79/U56                           5.3100       04/01/00        04/01/02
      45                               .0000          .0000           .0000
    A                                  .0000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390523                          11.4750         80,750.00        100
    RICHARDSON          SHARON       11.4750         80,085.97         ZZ
                                     10.7350            798.12         1
                                     18.4750            798.12         85
    DETROIT         MI    48235      17.7350       10/27/99
    0433062189                       11.4750       12/01/99            00
    11026750                         10.7350       11/01/29            0
    0                                 8.1000       11/01/01        11/01/01
    Q79/U56                           7.3600       12/01/01        12/01/01
      45                             11.4750          .0000           .0000
    A                                14.4750           12             12
1


      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390524                           9.9500        112,500.00        100
    HOLDEN              BARBARA       9.9500        111,231.24         ZZ
                                      9.2100            983.11         1
                                     16.9500            983.11         90
    ST. CLAIR       MI    48079      16.2100       10/27/99
    0433062213                        9.9500       12/01/99            00
    11026786                          9.2100       11/01/29            0
    0                                 6.2500       11/01/01        11/01/01
    Q79/U56                           5.5100       12/01/01        12/01/01
      45                              9.9500          .0000           .0000
    A                                12.9500           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390525                           9.9000         54,400.00        100
    BURROW              JANICE        9.9000         53,714.96         ZZ
                                      9.1600            473.38         1
                                     16.9000            473.38         80
    DETROIT         MI    48219      16.1600       11/05/99
    0433065786                        9.9000       01/01/00            00
    11026814                          9.1600       12/01/29            0
    0                                 4.7500       12/01/01        12/01/01
    Q79/U56                           4.0100       01/01/02        01/01/02
      45                              9.9000          .0000           .0000
    A                                12.9000           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390527                          11.3500        121,550.00        100
    HELDT               BARBARA      11.3500        120,570.68         ZZ
                                     10.6600          1,189.81         1
                                     18.3500          1,189.81         85
    GRAND RAPIDS    MI    49525      17.6600       11/24/99
    0433065802                       11.3500       01/01/00            00
    11026936                         10.6600       12/01/29            0
    0                                 7.8500       12/01/01        12/01/01
1


    Q79/U56                           7.1600       01/01/02        01/01/02
      25                             11.3500          .0000           .0000
    A                                14.3500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390528                          10.5250         82,710.00        100
    HURFORD             MARTHA       10.5250         81,875.32         ZZ
                                      9.7850            758.13         1
                                     17.5250            758.13         90
    WATERFORD       MI    48327      16.7850       11/15/99
    0433065810                       10.5250       01/01/00            00
    11026955                          9.7850       12/01/29            0
    0                                 6.6500       12/01/01        12/01/01
    Q79/U56                           5.9100       01/01/02        01/01/02
      45                             10.5250          .0000           .0000
    A                                13.5250           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5390529                          10.5250         70,000.00        100
    LAURAIN             KEITH        10.5250         69,364.98         ZZ
                                      9.8650            641.63         1
                                     17.5250            641.63         78
    EASTPOINTE      MI    48021      16.8650       12/21/99
    0433065836                       10.5250       02/01/00            00
    11026956                          9.8650       01/01/30            0
    0                                 7.1500       01/01/03        01/01/03
    Q79/U56                           6.4900       02/01/03        02/01/03
      25                             10.5250          .0000           .0000
    A                                13.5250            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390530                          10.4000         81,600.00        100
    MILLER              RAYNARD      10.4000         80,790.48         ZZ
                                      9.6600            740.34         1
                                     17.4000            740.34         80
    DETROIT         MI    48205      16.6600       11/17/99
1


    0433065869                       10.4000       01/01/00            00
    11026970                          9.6600       12/01/29            0
    0                                 6.9000       12/01/01        12/01/01
    Q79/U56                           6.1600       01/01/02        01/01/02
      45                             10.4000          .0000           .0000
    A                                13.4000           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390533                           8.6250        112,000.00        100
    SWIFT               LINCOLN       8.6250        110,430.14         ZZ
                                      7.8850            871.12         1
                                     15.6250            871.12         78
    SARANAC         MI    48881      14.8850       11/23/99
    0433065893                        8.6250       01/01/00            00
    11027104                          7.8850       12/01/29            0
    0                                 5.0000       12/01/01        12/01/01
    Q79/U56                           4.2600       01/01/02        01/01/02
      45                              8.6250          .0000           .0000
    A                                11.6250           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390534                          10.9750         99,000.00        100
    SOBOLESKI           GREGORY      10.9750         98,127.45         ZZ
                                     10.2350            940.93         1
                                     17.9750            940.93         90
    KIMBALL TOWNSH  MI    48074      17.2350       12/16/99
    0433065919                       10.9750       02/01/00            00
    11027108                         10.2350       01/01/30            0
    0                                 6.0000       01/01/02        01/01/02
    Q79/U56                           5.2600       02/01/02        02/01/02
      45                             10.9750          .0000           .0000
    A                                13.9750           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390537                          10.9750         58,500.00        100
    BARGE               THOMASENA    10.9750         58,016.93         ZZ
1


                                     10.2350            556.00         1
                                     17.9750            556.00         90
    DETROIT         MI    48202      17.2350       12/10/99
    0433065927                       10.9750       02/01/00            00
    11027141                         10.2350       01/01/30            0
    0                                 6.8500       01/01/02        01/01/02
    Q79/U56                           6.1100       02/01/02        02/01/02
      45                             10.9750          .0000           .0000
    A                                13.9750           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390539                           8.6250        165,300.00        100
    VIRGA               PHILIP        8.6250        162,737.36         ZZ
                                      7.8850          1,285.69         1
                                     15.6250          1,285.69         81
    CHESTERFIELD T  MI    48047      14.8850       12/17/99
    0433065943                        8.6250       02/01/00            23
    11027214                          7.8850       01/01/30            0
    0                                 5.0000       01/01/02        01/01/02
    Q79/U56                           4.2600       02/01/02        02/01/02
      45                              8.6250          .0000           .0000
    A                                11.6250           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390541                          11.1000         63,000.00        100
    HASKINS             ARTHUR       11.1000         62,492.88         ZZ
                                     10.4100            604.73         1
                                     18.1000            604.73         90
    TAYLOR          MI    48180      17.4100       12/31/99
    0433062320                       11.1000       02/01/00            00
    11027320                         10.4100       01/01/30            0
    0                                 7.3500       01/01/02        01/01/02
    Q79/U56                           6.6600       02/01/02        02/01/02
      25                             11.1000          .0000           .0000
    A                                14.1000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5390542                          10.1500        130,500.00        100
    GILLIGAN            MICHAEL      10.1500        129,221.12         ZZ
                                      9.4900          1,159.72         1
                                     17.1500          1,159.72         90
    PINCKNEY        MI    48169      16.4900       12/30/99
    0433062353                       10.1500       02/01/00            00
    11027337                          9.4900       01/01/30            0
    0                                 6.6500       01/01/03        01/01/03
    Q79/U56                           5.9900       02/01/03        02/01/03
      25                             10.1500          .0000           .0000
    A                                13.1500           12             12
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390546                          11.6000         74,800.00        100
    HOWELL              JOHN         11.6000         74,254.35         ZZ
                                     10.9100            746.45         1
                                     18.6000            746.45         85
    DEARBORN HTS    MI    48125      17.9100       01/26/00
    0433062379                       11.6000       03/01/00            00
    11027526                         10.9100       02/01/30            0
    0                                 7.8500       02/01/02        02/01/02
    Q79/U56                           7.1600       03/01/02        03/01/02
      25                             11.6000          .0000           .0000
    A                                14.6000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390551                          11.5250         73,800.00        100
    FRAUNFELTER         DAVID        11.5250         73,239.51         ZZ
                                     10.8350            732.25         1
                                     18.5250            732.25         90
    TAYLOR          MI    48180      17.8350       02/25/00
    0433062403                       11.5250       04/01/00            00
    11027740                         10.8350       03/01/30            0
    0                                 7.6500       03/01/02        03/01/02
    Q79/U56                           6.9600       04/01/02        04/01/02
      25                             11.5250          .0000           .0000
    A                                14.5250            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5390552                          10.3250         38,700.00        100
    SHAHID              KIM          10.3250         38,409.01         ZZ
                                      9.6350            348.95         1
                                     17.3250            348.95         90
    DETROIT         MI    48234      16.6350       04/25/00
    0433062437                       10.3250       06/01/00            00
    11027761                          9.6350       05/01/30            0
    0                                 6.4500       05/01/02        05/01/02
    Q79/U56                           5.7600       06/01/02        06/01/02
      25                             10.3250          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390553                          10.2750        173,400.00        100
    VOHWINKEL           KEITH        10.2750        171,912.01         ZZ
                                      9.5850          1,557.06         1
                                     17.2750          1,557.06         83
    STERLING HTS    MI    48312      16.5850       03/17/00
    0433062460                       10.2750       05/01/00            00
    11027833                          9.5850       04/01/30            0
    0                                 5.5000       04/01/02        04/01/02
    Q79/U56                           4.8100       05/01/02        05/01/02
      25                             10.2750          .0000           .0000
    A                                13.2750            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390554                           9.8750         50,000.00        100
    WEIBERG             KARLA         9.8750         49,531.88         ZZ
                                      9.1350            416.78         1
                                     16.4000            433.92         65
    WATERFORD       MI    48329      15.6600       03/20/00
    0433066016                        9.4000       05/01/00            00
    11027857                          8.6600       04/01/30            0
    0                                 5.1500       04/01/01        04/01/02
    Q79/U56                           4.4100       05/01/01        05/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
1


      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390556                           9.9500         80,000.00        100
    ELAM                RUSSELL       9.9500         79,102.93         ZZ
                                      9.2600            699.10         1
                                     16.9500            699.10         74
    DETROIT         MI    48219      16.2600       03/21/00
    0433066032                        9.9500       05/01/00            00
    11027894                          9.2600       04/01/30            0
    0                                 4.7500       04/01/02        04/01/02
    Q79/U56                           4.0600       05/01/02        05/01/02
      25                              9.9500          .0000           .0000
    A                                12.9500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390557                           9.5000        145,000.00        100
    KHALIL              FAIZHA        9.5000        143,868.77         ZZ
                                      8.8100          1,219.24         1
                                     16.5000          1,219.24         68
    ANN ARBOR       MI    48108      15.8100       06/02/00
    0433066065                        9.5000       08/01/00            00
    11027973                          8.8100       07/01/30            0
    0                                 5.9000       07/01/02        07/01/02
    Q79/U56                           5.2100       08/01/02        08/01/02
      25                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390560                          11.0250         87,300.00        100
    ERICKSON            MARK         11.0250         86,768.98         ZZ
                                     10.3350            833.03         1
                                     18.0250            833.03         94
    CLINTON TWP     MI    48036      17.3350       05/15/00
    0433062528                       11.0250       07/01/00            00
    11028203                         10.3350       06/01/30            0
    0                                 6.7840       06/01/02        06/01/02
1


    Q79/U56                           6.0940       07/01/02        07/01/02
      25                             11.0250          .0000           .0000
    A                                14.0250            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390561                          11.1500        125,100.00        100
    HOSINSKI            THOMAS       11.1500        124,506.36         ZZ
                                     10.4600          1,205.56         1
                                     18.1500          1,205.56         90
    OAK PARK        MI    48231      17.4600       08/16/00
    0433062577                       11.1500       10/01/00            00
    11028212                         10.4600       09/01/30            0
    0                                 6.9000       09/01/02        09/01/02
    Q79/U56                           6.2100       10/01/02        10/01/02
      25                             11.1500          .0000           .0000
    A                                14.1500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5390563                          10.7750         84,600.00        100
    TERRELL             DOUGLAS      10.7750         84,057.45         ZZ
                                     10.0850            791.32         1
                                     17.7750            791.32         90
    BURTCHVILLE TW  MI    48060      17.0850       05/26/00
    0433066115                       10.7750       07/01/00            23
    11028250                         10.0850       06/01/30            0
    0                                 6.9000       06/01/02        06/01/02
    Q79/U56                           6.2100       07/01/02        07/01/02
      25                             10.7750          .0000           .0000
    A                                13.7750            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390565                          11.1500         75,225.00        100
    CARLETON            ROBERT       11.1500         74,768.43         ZZ
                                     10.4600            724.92         1
                                     18.1500            724.92         85
    DETROIT         MI    48228      17.4600       06/07/00
1


    0433062593                       11.1500       08/01/00            00
    11028422                         10.4600       07/01/30            0
    0                                 7.4000       07/01/02        07/01/02
    Q79/U56                           6.7100       08/01/02        08/01/02
      25                             11.1500          .0000           .0000
    A                                14.1500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390568                           9.5250         50,000.00        100
    SUCURA              RICHARD       9.5250         49,588.29         ZZ
                                      8.8350            421.34         1
                                     16.5250            421.34         48
    IMLAY CITY      MI    48444      15.8350       06/09/00
    0433066172                        9.5250       08/01/00            00
    11028626                          8.8350       07/01/30            0
    0                                 5.4000       07/01/02        07/01/02
    Q79/U56                           4.7100       08/01/02        08/01/02
      25                              9.5250          .0000           .0000
    A                                12.5250            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390576                           9.7750        125,000.00        100
    LAWRENCE            VICKI         9.7750        124,143.44         ZZ
                                      9.0850          1,076.24         1
                                     16.7750          1,076.24         72
    BRANDON         MI    48462      16.0850       07/21/00
    0433066180                        9.7750       09/01/00            00
    11028992                          9.0850       08/01/30            0
    0                                 5.4000       08/01/02        08/01/02
    Q79/U56                           4.7100       09/01/02        09/01/02
      25                              9.7750          .0000           .0000
    A                                12.7750            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390577                           8.6250        263,500.00        100
    BLACKWELL           SCOTT         8.6250        261,388.00         ZZ
1


                                      7.8850          2,049.48         1
                                     15.6250          2,049.48         85
    WHITE LAKE      MI    48383      14.8850       08/03/00
    0433062643                         .0000       10/01/00            00
    11029029                           .0000       09/01/30            0
    0                                 4.7500       09/01/01        09/01/02
    Q79/U56                           4.0100       10/01/01        10/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390578                          12.0500         38,500.00        100
    TIEDT               KEVIN        12.0500         37,419.47         ZZ
                                     11.3600            397.50         1
                                     19.0500            397.50         69
    EVART           MI    49631      18.3600       08/23/00
    0433066198                       12.0500       10/01/00            00
    11029075                         11.3600       09/01/30            0
    0                                 8.0500       09/01/02        09/01/02
    Q79/U56                           7.3600       10/01/02        10/01/02
      25                             12.0500          .0000           .0000
    A                                15.0500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390579                           8.7500        102,400.00        100
    GREENMAN            CAROLYN       8.7500        101,534.97         ZZ
                                      8.0600            805.58         1
                                     15.7500            805.58         80
    ALBION          MI    49224      15.0600       07/12/00
    0433066206                        8.7500       09/01/00            00
    11029091                          8.0600       08/01/30            0
    0                                 5.0000       08/01/02        08/01/02
    Q79/U56                           4.3100       09/01/02        09/01/02
      25                              8.7500          .0000           .0000
    A                                11.7500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5390580                          10.3500        190,000.00        100
    BRYCE               ROBERT       10.3500        188,732.66         ZZ
                                      9.6600          1,716.73         1
                                     17.3500          1,716.73         71
    GRANT TWP       MI    48032      16.6600       08/03/00
    0433066222                       10.3500       10/01/00            00
    11029146                          9.6600       09/01/30            0
    0                                 4.5000       09/01/02        09/01/02
    Q79/U56                           3.8100       10/01/02        10/01/02
      25                             10.3500          .0000           .0000
    A                                13.3500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390583                          10.2500        400,000.00        100
    HUNTLEY             JAMES        10.2500        397,373.55         ZZ
                                      9.5600          3,584.41         1
                                     17.2500          3,584.41         80
    GROSSE POINTE   MI    48230      16.5600       07/21/00
    0433066289                       10.2500       09/01/00            00
    11029170                          9.5600       08/01/30            0
    0                                 5.0000       08/01/02        08/01/02
    Q79/U56                           4.3100       09/01/02        09/01/02
      25                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390585                          10.7000         72,000.00        100
    SILOREY             JENNIFER     10.7000         71,624.11         ZZ
                                     10.0400            669.40         1
                                     17.7000            669.40         80
    PORT HURON      MI    48060      17.0400       08/14/00
    0433066313                         .0000       10/01/00            00
    11029248                           .0000       09/01/30            0
    0                                 6.4500       09/01/03        09/01/03
    Q79/U56                           5.7900       10/01/03        10/01/03
      25                             10.7000          .0000           .0000
    A                                13.7000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390589                          10.9000         51,000.00        100
    YOUNG               ROBERT       10.9000         50,750.09         ZZ
                                     10.2100            481.84         1
                                     17.9000            481.84         85
    CLINTON TWP     MI    48035      17.2100       09/14/00
    0433062742                       10.9000       11/01/00            00
    11029350                         10.2100       10/01/30            0
    0                                 6.4000       10/01/02        10/01/02
    Q79/U56                           5.7100       11/01/02        11/01/02
      25                             10.9000          .0000           .0000
    A                                13.9000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5390590                          10.8250        157,500.00        100
    RICHTER             BRYAN        10.8250        156,955.60         ZZ
                                     10.0850          1,479.12         1
                                     17.8250          1,479.12         90
    CANTON          MI    48187      17.0850       12/13/00
    0433066354                       10.8250       02/01/01            23
    11029355                         10.0850       01/01/31            0
    0                                 6.1600       01/01/02        01/01/02
    Q79/U56                           5.4200       02/01/02        02/01/02
      45                             10.8250          .0000           .0000
    A                                12.8250           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390591                           9.4500        195,000.00        100
    AFTAB               SALMA         9.4500        193,785.06         ZZ
                                      8.7600          1,632.56         1
                                     16.4500          1,632.56         45
    FRANKLIN        MI    48205      15.7600       09/06/00
    0433066388                        9.4500       11/01/00            00
    11029368                          8.7600       10/01/30            0
    0                                 5.2000       10/01/02        10/01/02
    Q79/U56                           4.5100       11/01/02        11/01/02
      25                              9.4500          .0000           .0000
    A                                12.4500            6              6
1


      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390592                          10.6000         54,400.00        100
    HAWLEY              SANDRA       10.6000         54,156.73         ZZ
                                      9.9100            501.69         1
                                     17.6000            501.69         80
    PORT HURON      MI    48060      16.9100       10/26/00
    0433066412                       10.6000       12/01/00            00
    11029469                          9.9100       11/01/30            0
    0                                 6.3500       11/01/02        11/01/02
    Q79/U56                           5.6600       12/01/02        12/01/02
      25                             10.6000          .0000           .0000
    A                                13.6000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390593                          10.6250        143,000.00        100
    MCKINNEY            JAMES        10.6250        141,120.81         ZZ
                                      9.9650          1,321.46         1
                                     17.6250          1,321.46         78
    HOWELL          MI    48843      16.9650       10/26/00
    0433066438                       10.6250       12/01/00            00
    11029493                          9.9650       11/01/30            0
    0                                 6.1500       11/01/03        11/01/03
    Q79/U56                           5.4900       12/01/03        12/01/03
      25                             10.6250          .0000           .0000
    A                                13.6250            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5390594                          10.9000        247,900.00        100
    SEXTON              MARK         10.9000        246,760.07         ZZ
                                     10.2100          2,342.10         1
                                     17.9000          2,342.10         85
    ORION TWP       MI    48325      17.2100       09/29/00
    0433062833                       10.9000       11/01/00            00
    11029499                         10.2100       10/01/30            0
    0                                 6.4000       10/01/02        10/01/02
1


    Q79/U56                           5.7100       11/01/02        11/01/02
      25                             10.9000          .0000           .0000
    A                                13.9000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5390595                          10.8500        119,000.00        100
    BEHNKE              JAMES        10.8500        118,486.82         ZZ
                                     10.1600          1,119.80         1
                                     17.8500          1,119.80         70
    PORT SANILAC    MI    48469      17.1600       11/29/00
    0433066479                       10.8500       01/01/01            00
    11029502                         10.1600       12/01/30            0
    0                                 6.3500       12/01/02        12/01/02
    Q79/U56                           5.6600       01/01/03        01/01/03
      25                             10.8500          .0000           .0000
    A                                13.8500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390598                           9.0000         66,990.00        100
    ROHRABAUGH          JACOB         9.0000         66,650.59         ZZ
                                      8.3100            539.02         1
                                     16.0000            539.02         74
    ROSEVILLE       MI    48066      15.3100       12/28/00
    0433066495                        9.0000       02/01/01            00
    11029536                          8.3100       01/01/31            0
    0                                 4.5000       01/01/03        01/01/03
    Q79/U56                           3.8100       02/01/03        02/01/03
      25                              9.0000          .0000           .0000
    A                                12.0000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5390599                          10.2750        143,900.00        100
    FISHER              JOSEPH       10.2750        143,210.81         ZZ
                                      9.6150          1,292.16         1
                                     17.2750          1,292.16         90
    EMMETT          MI    48022      16.6150       10/20/00
1


    0433062874                       10.2750       12/01/00            00
    11029547                          9.6150       11/01/30            0
    0                                 5.6500       11/01/03        11/01/03
    Q79/U56                           4.9900       12/01/03        12/01/03
      25                             10.2750          .0000           .0000
    A                                13.2750            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390600                          10.6500         90,000.00        100
    SHAIEB              ANTHONY      10.6500         89,639.52         ZZ
                                      9.9600            833.38         1
                                     17.6500            833.38         83
    YALE            MI    48097      16.9600       11/21/00
    0433066560                       10.6500       01/01/01            23
    11029549                          9.9600       12/01/30            0
    0                                 6.4000       12/01/02        12/01/02
    Q79/U56                           5.7100       01/01/03        01/01/03
      25                             10.6500          .0000           .0000
    A                                13.6500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390601                          10.6500        148,000.00        100
    LINVILLE            PAUL         10.6500        147,468.96         ZZ
                                      9.9600          1,370.44         1
                                     17.6500          1,370.44         80
    CLINTON TWP     MI    48035      16.9600       12/21/00
    0433066586                       10.6500       02/01/01            00
    11029630                          9.9600       01/01/31            0
    0                                 6.6500       01/01/03        01/01/03
    Q79/U56                           5.9600       02/01/03        02/01/03
      25                             10.6500          .0000           .0000
    A                                13.6500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390603                           9.4000        138,000.00        100
    VANTINE             GARY          9.4000        137,503.21         ZZ
1


                                      8.7100          1,150.32         1
                                     16.4000          1,150.32         63
    ORTONVILLE      MI    48462      15.7100       02/15/01
    0433066628                        9.4000       04/01/01            00
    11029663                          8.7100       03/01/31            0
    0                                 5.1500       03/01/03        03/01/03
    Q79/U56                           4.4600       04/01/03        04/01/03
      25                              9.4000          .0000           .0000
    A                                12.4000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390608                           7.6250        122,000.00        100
    WIEGAND             MICHAEL       7.6250        121,461.70         ZZ
                                      6.9650            863.51         1
                                     13.6250            863.51         74
    WARREN          MI    48092      12.9650       02/27/01
    0433066669                        7.6250       05/01/01            00
    11029733                          6.9650       04/01/31            0
    0                                 3.0000       04/01/04        04/01/04
    Q79/U56                           2.3400       05/01/04        05/01/04
      25                              7.6250          .0000           .0000
    A                                10.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390611                           8.0000        339,600.00        100
    PORTERFIELD         CEDRIC        8.0000        338,445.40         ZZ
                                      7.3400          2,491.86         1
                                     15.0000          2,491.86         86
    LAKE ORION      MI    48342      14.3400       04/11/01
    0433062940                        8.0000       06/01/01            00
    11029748                          7.3400       05/01/31            0
    0                                 3.0000       05/01/04        05/01/04
    Q79/U56                           2.3400       06/01/04        06/01/04
      25                              8.0000          .0000           .0000
    A                                11.0000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5390613                           8.7500        123,200.00        100
    JOHNSON             CAROLYN       8.7500        122,715.06         ZZ
                                      8.0900            969.21         1
                                     14.7500            969.21         80
    OAK PARK        MI    48034      14.0900       03/20/01
    0433066693                         .0000       05/01/01            00
    11029768                           .0000       04/01/31            0
    0                                 3.0000       04/01/04        04/01/04
    Q79/U56                           2.3400       05/01/04        05/01/04
      25                              8.7500          .0000           .0000
    A                                11.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390615                           6.7500        148,980.00        100
    BROUCKAERT          JOHN          6.7500        148,131.19         ZZ
                                      6.0900            966.29         1
                                     13.7500            966.29         78
    CLINTON TOWNSH  MI    48035      13.0900       03/23/01
    0433066701                         .0000       05/01/01            00
    11029785                           .0000       04/01/31            0
    0                                 3.0000       04/01/04        04/01/04
    Q79/U56                           2.3400       05/01/04        05/01/04
      25                              6.7500          .0000           .0000
    A                                 9.7500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390633                           7.5000        128,000.00        100
    SZULBORSKI_JR       LAWRENCE      7.5000        127,703.14         ZZ
                                      6.8400            894.99         1
                                     13.5000            894.99         80
    STERLING HEIGH  MI    48310      12.8400       06/14/01
    0433066727                         .0000       08/01/01            00
    11029995                           .0000       07/01/31            0
    0                                 3.0000       07/01/04        07/01/04
    Q79/U56                           2.3400       08/01/04        08/01/04
      25                              7.5000          .0000           .0000
    A                                10.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390636                           8.2500        120,000.00        100
    SOKOLNICKI          TAMARA        8.2500        119,768.85         ZZ
                                      7.5900            901.52         1
                                     15.2500            901.52         80
    ST CLAIR SHORE  MI    48081      14.5900       06/05/01
    0433066750                        8.2500       08/01/01            00
    11030019                          7.5900       07/01/31            0
    0                                 3.0000       07/01/04        07/01/04
    Q79/U56                           2.3400       08/01/04        08/01/04
      25                              8.2500          .0000           .0000
    A                                11.2500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390641                           8.6000        152,100.00        100
    TORRY               SHIRLEY       8.6000        149,386.87         ZZ
                                      7.9400          1,180.31         1
                                     14.6000          1,180.31         90
    GILBERT         AZ    85233      13.9400       02/23/00
    0433063005                        8.6000       05/01/00            00
    131027979                         7.9400       04/01/30            0
    0                                 3.7500       04/01/03        04/01/03
    Q79/U56                           3.0900       05/01/03        05/01/03
      45                              8.6000          .0000           .0000
    A                                11.6000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390644                           9.5000         68,400.00        100
    BUSTAMANTE          RALPH         9.5000         67,828.59         ZZ
                                      8.8400            575.14         1
                                     15.5000            575.14         90
    TOLLESON        AZ    85353      14.8400       05/25/00
    0433063047                        9.5000       07/01/00            00
    131028834                         8.8400       06/01/30            0
    0                                 7.1250       06/01/03        06/01/03
    Q79/U56                           6.4650       07/01/03        07/01/03
      45                              9.5000          .0000           .0000
    A                                11.5000            6              6
1


      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390649                          10.7500        140,000.00        100
    SIMS                NICHOLAS     10.7500        137,862.89         ZZ
                                     10.0600          1,125.46         1
                                     15.9900          1,301.19         80
    LOS ANGELES     CA    90066      15.3000       07/03/99
    0433063070                        8.9900       09/01/99            00
    151026149                         8.3000       08/01/29            0
    0                                 6.8650       08/01/01        02/01/02
    Q79/U56                           6.1750       09/01/01        03/01/02
      45                               .0000          .0000           .0000
    A                                  .0000            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5390651                          10.2500        372,000.00        100
    NOVELLO             JOHN         10.2500        368,613.36         ZZ
                                      9.5900          3,333.50         1
                                     17.2500          3,333.50         80
    LOS ANGELES     CA    91607      16.5900       01/14/00
    0433066800                       10.2500       03/01/00            00
    151027416                         9.5900       02/01/30            0
    0                                 6.9000       02/01/03        02/01/03
    Q79/U56                           6.2400       03/01/03        03/01/03
      25                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390656                           9.0000        236,250.00        100
    WOLDEGIORDIS        KIROS         9.0000        233,326.84         ZZ
                                      8.3400          1,900.92         1
                                     15.0000          1,900.92         75
    SAN JOSE        CA    95118      14.3400       12/16/99
    0433066859                        9.0000       02/01/00            00
    151027539                         8.3400       01/01/30            0
    0                                 6.7500       01/01/03        01/01/03
1


    Q79/U56                           6.0900       02/01/03        02/01/03
      45                              9.0000          .0000           .0000
    A                                12.0000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390657                           8.0000        127,500.00        100
    JONES               LOUIS         8.0000        125,577.44         ZZ
                                      7.3400            935.55         1
                                     14.0000            935.55         85
    LOS ANGELES     CA    90003      13.3400       12/07/99
    0433063138                        8.0000       02/01/00            00
    151027541                         7.3400       01/01/30            0
    0                                 7.0000       01/01/03        01/01/03
    Q79/U56                           6.3400       02/01/03        02/01/03
      45                              8.0000          .0000           .0000
    A                                11.0000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390660                           9.9900        232,000.00        100
    MACIAS              RITA          9.9900        229,771.88         ZZ
                                      9.3300          2,034.25         1
                                     15.9900          2,034.25         80
    HACIENDA HTS    CA    91745      15.3300       01/25/00
    0433066883                        9.9900       03/01/00            00
    151027715                         9.3300       02/01/30            0
    0                                 7.0000       02/01/03        02/01/03
    Q79/U56                           6.3400       03/01/03        03/01/03
      45                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390662                           8.7500         70,000.00        100
    YORBA               ANDREA        8.7500         69,228.37         ZZ
                                      8.0900            550.69         1
                                     14.7500            550.69         45
    CHULA VISTA     CA    91911      14.0900       03/02/00
1


    0433062239                        8.7500       05/01/00            00
    151027984                         8.0900       04/01/30            0
    0                                 5.5000       04/01/03        04/01/03
    Q79/U56                           4.8400       05/01/03        05/01/03
      45                              8.7500          .0000           .0000
    A                                10.7500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390663                           9.0000        240,300.00        100
    SMITH               VIDAL         9.0000        237,160.31         ZZ
                                      8.3400          1,933.51         1
                                     15.0000          1,933.51         88
    NEWARK          CA    94560      14.3400       03/07/00
    0433065901                        9.0000       05/01/00            00
    151027986                         8.3400       04/01/30            0
    0                                 7.0000       04/01/03        04/01/03
    Q79/U56                           6.3400       05/01/03        05/01/03
      45                              9.0000          .0000           .0000
    A                                11.0000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390664                           8.5000        145,500.00        100
    VARGAS              TERESA        8.5000        143,769.58         ZZ
                                      7.8400          1,118.77         1
                                     14.5000          1,118.77         77
    SANTA ANA       CA    92704      13.8400       03/01/00
    0433062254                        8.5000       05/01/00            00
    151028000                         7.8400       04/01/30            0
    0                                 7.0000       04/01/03        04/01/03
    Q79/U56                           6.3400       05/01/03        05/01/03
      45                              8.5000          .0000           .0000
    A                                10.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390666                          10.4000        212,500.00        100
    HERNANDEZ           JOSE         10.4000        210,926.93         ZZ
1


                                      9.7100          1,927.95         4
                                     17.4000          1,927.95         85
    RICHMOND        CA    94801      16.7100       04/21/00
    0433063161                       10.4000       06/01/00            00
    151028054                         9.7100       05/01/30            0
    0                                 6.8500       05/01/02        05/01/02
    Q79/U56                           6.1600       06/01/02        06/01/02
      25                             10.4000          .0000           .0000
    A                                13.4000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390669                           8.9000        301,000.00        100
    COBOS               SALVADOR      8.9000        297,963.62         ZZ
                                      8.2400          2,400.29         1
                                     14.9000          2,400.29         70
    SAN JOSE        CA    95112      14.2400       03/31/00
    0433066941                        8.9000       06/01/00            00
    151028291                         8.2400       05/01/30            0
    0                                 7.0000       05/01/03        05/01/03
    Q79/U56                           6.3400       06/01/03        06/01/03
      45                              8.9000          .0000           .0000
    A                                10.9000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390672                          11.0000        325,000.00        100
    BUFFORD             DWIGHT       11.0000        322,878.69         ZZ
                                     10.3400          3,095.05         1
                                     17.0000          3,095.05         73
    FREMONT         CA    94536      16.3400       04/24/00
    0433062288                       11.0000       06/01/00            00
    151028509                        10.3400       05/01/30            0
    0                                 7.1250       05/01/03        05/01/03
    Q79/U56                           6.4650       06/01/03        06/01/03
      45                             11.0000          .0000           .0000
    A                                13.0000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5390674                           8.7500        105,000.00        100
    RAYBOULD            DAVE          8.7500        103,910.78         ZZ
                                      8.0900            826.04         1
                                     14.7500            826.04         60
    GUATAY          CA    91931      14.0900       04/25/00
    0433062304                        8.7500       06/01/00            00
    151028592                         8.0900       05/01/30            0
    0                                 7.1250       05/01/03        05/01/03
    Q79/U56                           6.4650       06/01/03        06/01/03
      45                              8.7500          .0000           .0000
    A                                10.7500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5390679                           8.9990        348,800.00        100
    COBB                DARLENE       8.9990        345,573.41         ZZ
                                      8.3390          2,806.27         1
                                     14.9990          2,806.27         80
    SAN JOSE        CA    95139      14.3390       05/22/00
    0433066982                        8.9990       07/01/00            00
    151028780                         8.3390       06/01/30            0
    0                                 6.5000       06/01/03        06/01/03
    Q79/U56                           5.8400       07/01/03        07/01/03
      45                              8.9990          .0000           .0000
    A                                10.9990            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390684                           8.5000        162,000.00        100
    SMOUSE              RALPH         8.5000        160,343.51         ZZ
                                      7.8400          1,245.64         1
                                     14.5000          1,245.64         47
    LOS ANGELES     CA    90046      13.8400       05/16/00
    0433062346                        8.5000       07/01/00            00
    151028817                         7.8400       06/01/30            0
    0                                 6.5000       06/01/03        06/01/03
    Q79/U56                           5.8400       07/01/03        07/01/03
      45                              8.5000          .0000           .0000
    A                                10.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390685                           9.2500        166,500.00        100
    CRISP               ALBERT        9.2500        165,036.23         ZZ
                                      8.5900          1,369.75         1
                                     15.2500          1,369.75         90
    TEMECULA        CA    92591      14.5900       05/25/00
    0433063237                        9.2500       07/01/00            00
    151028821                         8.5900       06/01/30            0
    0                                 7.0000       06/01/03        06/01/03
    Q79/U56                           6.3400       07/01/03        07/01/03
      45                              9.2500          .0000           .0000
    A                                11.2500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390687                           9.5000        141,950.00        100
    ANDERSON            ELVA          9.5000        140,693.75         ZZ
                                      8.8400          1,193.59         1
                                     15.5000          1,193.59         85
    LOS ANGELES     CA    90003      14.8400       05/24/00
    0433065976                        9.5000       07/01/00            00
    151028836                         8.8400       06/01/30            0
    0                                 6.5000       06/01/03        06/01/03
    Q79/U56                           5.8400       07/01/03        07/01/03
      45                              9.5000          .0000           .0000
    A                                11.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390690                          10.7500        248,000.00        100
    PFUPAJENA           HOWARD       10.7500        246,401.49         ZZ
                                     10.0900          2,315.03         1
                                     16.7500          2,315.03         80
    LOS ANGELES     CA    90041      16.0900       05/25/00
    0433062395                       10.7500       07/01/00            00
    151028847                        10.0900       06/01/30            0
    0                                 7.1250       06/01/03        06/01/03
    Q79/U56                           6.4650       07/01/03        07/01/03
      45                             10.7500          .0000           .0000
    A                                12.7500            6              6
1


      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390691                          10.0000        337,500.00        100
    LAYNES              RODRIGO      10.0000        334,955.94         ZZ
                                      9.3400          2,961.80         1
                                     16.0000          2,961.80         75
    SANTA CLARA     CA    95054      15.3400       05/25/00
    0433062429                       10.0000       07/01/00            00
    151028863                         9.3400       06/01/30            0
    0                                 6.5000       06/01/03        06/01/03
    Q79/U56                           5.8400       07/01/03        07/01/03
      45                             10.0000          .0000           .0000
    A                                12.0000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390693                          10.5000        208,000.00        100
    LAYNES              RODRIGO      10.5000        206,490.21         ZZ
                                      9.8400          1,902.66         1
                                     16.5000          1,902.66         62
    EAST PALO ALTO  CA    94303      15.8400       05/24/00
    0433062494                       10.5000       07/01/00            00
    151028867                         9.8400       06/01/30            0
    0                                 6.5000       06/01/03        06/01/03
    Q79/U56                           5.8400       07/01/03        07/01/03
      45                             10.5000          .0000           .0000
    A                                12.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5390697                          10.5000        158,525.00        100
    GACULA              VAL          10.5000        157,519.50         ZZ
                                      9.8400          1,450.09         1
                                     16.5000          1,450.09         86
    SAN DIEGO       CA    92114      15.8400       06/08/00
    0433062510                       10.5000       08/01/00            00
    151028936                         9.8400       07/01/30            0
    0                                 7.1250       07/01/03        07/01/03
1


    Q79/U56                           6.4650       08/01/03        08/01/03
      45                             10.5000          .0000           .0000
    A                                12.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390702                           9.0000        193,500.00        100
    HILDABRAND          HAROLD        9.0000        191,828.66         ZZ
                                      8.3400          1,556.94         1
                                     15.0000          1,556.94         90
    CHULA VISTA     CA    91911      14.3400       06/20/00
    0433062569                        9.0000       08/01/00            00
    151029090                         8.3400       07/01/30            0
    0                                 7.1250       07/01/03        07/01/03
    Q79/U56                           6.4650       08/01/03        08/01/03
      45                              9.0000          .0000           .0000
    A                                11.0000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390704                           9.7500        232,000.00        100
    PAMPLIEGA           AGAPITO       9.7500        230,280.71         ZZ
                                      9.0900          1,993.24         1
                                     15.7500          1,993.24         80
    VALLEJO         CA    94591      15.0900       06/22/00
    0433067022                        9.7500       08/01/00            00
    151029108                         9.0900       07/01/30            0
    0                                 7.0000       07/01/03        07/01/03
    Q79/U56                           6.3400       08/01/03        08/01/03
      45                              9.7500          .0000           .0000
    A                                11.7500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390705                           8.7500        360,000.00        100
    VASSAR              CHRISTOPH     8.7500        356,729.49         ZZ
                                      8.0900          2,832.12         1
                                     14.7500          2,832.12         90
    SAN DIEGO       CA    92123      14.0900       06/22/00
1


    0433063260                        8.7500       08/01/00            00
    151029115                         8.0900       07/01/30            0
    0                                 6.0000       07/01/03        07/01/03
    Q79/U56                           5.3400       08/01/03        08/01/03
      45                              8.7500          .0000           .0000
    A                                10.7500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5390711                           8.7500        497,250.00        100
    ZAMORA              ALBERT        8.7500        493,049.28         ZZ
                                      8.0900          3,911.87         1
                                     14.7500          3,911.87         87
    MILPITAS        CA    95035      14.0900       07/17/00
    0433066099                        8.7500       09/01/00            00
    151029219                         8.0900       08/01/30            0
    0                                 7.0000       08/01/03        08/01/03
    Q79/U56                           6.3400       09/01/03        09/01/03
      45                              8.7500          .0000           .0000
    A                                10.7500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390717                          10.5000        127,500.00        100
    HUTCHINSON          DORIS        10.5000        126,805.64         ZZ
                                      9.8400          1,166.29         1
                                     16.5000          1,166.29         85
    LOS ANGELES     CA    90043      15.8400       08/16/00
    0433066123                       10.5000       10/01/00            00
    151029419                         9.8400       09/01/30            0
    0                                 6.7500       09/01/03        09/01/03
    Q79/U56                           6.0900       10/01/03        10/01/03
      45                             10.5000          .0000           .0000
    A                                12.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390718                           9.5000        301,750.00        100
    BRAISLIN            JACQUELIN     9.5000        299,477.01         ZZ
1


                                      8.8100          2,537.28         1
                                     16.5000          2,537.28         85
    SAN GABRIEL     CA    91776      15.8100       07/07/00
    0433063294                        9.5000       09/01/00            00
    151029589                         8.8100       08/01/30            0
    0                                 5.9900       08/01/02        08/01/02
    Q79/U56                           5.3000       09/01/02        09/01/02
      45                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               R            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390719                           8.5000        422,825.00        100
    MCGRATH             BRYANT        8.5000        420,993.41         ZZ
                                      7.8400          3,251.16         1
                                     14.5000          3,251.16         65
    PLACERVILLE     CA    95667      13.8400       01/31/01
    0433067089                        8.5000       04/01/01            00
    151029680                         7.8400       03/01/31            0
    0                                 4.2500       03/01/04        03/01/04
    Q79/U56                           3.5900       04/01/04        04/01/04
      25                              8.5000          .0000           .0000
    A                                11.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390722                           7.1250        270,000.00        100
    DAVIS               SCOTT         7.1250        269,128.62         ZZ
                                      6.4650          1,819.04         1
                                     13.1250          1,819.04         90
    PLACERVILLE     CA    95667      12.4650       05/29/01
    0433067105                        7.1250       07/01/01            23
    151029863                         6.4650       06/01/31            0
    0                                 3.0000       06/01/04        06/01/04
    Q79/U56                           2.3400       07/01/04        07/01/04
      25                              7.1250          .0000           .0000
    A                                10.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5390725                           9.3250        174,000.00        100
    ST_HILAIRE          ISELANDE      9.3250        171,716.41         ZZ
                                      8.6350          1,440.92         1
                                     16.3250          1,440.92         80
    STAMFORD        CT    06906      15.6350       04/06/00
    0433067121                         .0000       06/01/00            00
    161028058                          .0000       05/01/30            0
    0                                 5.4500       05/01/02        05/01/02
    Q79/U56                           4.7600       06/01/02        06/01/02
      25                              9.3250          .0000           .0000
    A                                12.3250            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5390726                          10.1250        125,900.00        100
    MARTIN              PETER        10.1250        121,117.57         ZZ
                                      9.3850          1,058.64         1
                                     16.5000          1,105.22         90
    JONESBORO       GA    30236      15.7600       06/23/97
    0433063351                        7.5000       08/01/97            00
    171008282                         6.7600       07/01/27            0
    0                                 3.7500       07/01/98        07/01/02
    Q79/U56                           3.0100       08/01/98        08/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390733                          11.1250         76,500.00        100
    RICE                KRYSTAL      11.1250         75,722.53         ZZ
                                     10.4650            735.76         1
                                     17.1250            735.76         90
    ATLANTA         GA    30315      16.4650       07/13/99
    0433063377                       11.1250       09/01/99            00
    171025946                        10.4650       08/01/29            0
    0                                 6.7500       08/01/02        08/01/02
    Q79/U56                           6.0900       09/01/02        09/01/02
      25                             11.1250          .0000           .0000
    A                                14.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390738                           9.5000        104,000.00        100
    STEVENS             MICHAEL       9.5000        102,955.56         ZZ
                                      8.8400            874.49         1
                                     15.5000            874.49         80
    STONE MOUNTAIN  GA    30080      14.8400       02/09/00
    0433067170                        9.5000       04/01/00            00
    171027801                         8.8400       03/01/30            0
    0                                 5.2500       03/01/03        03/01/03
    Q79/U56                           4.5900       04/01/03        04/01/03
      25                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390742                           9.6250         46,000.00        100
    BREWER              DEIDRE        9.6250         39,751.52         ZZ
                                      8.8850            345.59         1
                                     14.2500            359.93         75
    INDIANAPOLIS    IN    46224      13.5100       05/11/94
    0433067196                         .0000       07/01/94            00
    190986493                          .0000       06/01/24            0
    0                                 3.5000       06/01/95        06/01/02
    Q79/U56                           2.7600       07/01/95        07/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390744                          11.5000         44,000.00        100
    FLOYD               EVERETT      11.5000         43,495.17         ZZ
                                     10.7600            435.73         1
                                     18.5000            435.73        110
    INDIANAPOLIS    IN    46203      17.7600       02/23/99
    0433067220                       11.5000       04/01/99            23
    191022852                        10.7600       03/01/29            0
    0                                 6.6250       03/01/01        03/01/02
    Q79/U56                           5.8850       04/01/01        04/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
1


      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390755                           9.2500        115,600.00        100
    HUNT                WILLIAM       9.2500        113,876.14         ZZ
                                      8.5600            951.02         1
                                     16.2500            951.02         85
    DANVILLE        IN    46122      15.5600       08/24/99
    0433070026                        9.2500       10/01/99            00
    191026472                         8.5600       09/01/29            0
    0                                 5.0000       09/01/01        03/01/02
    Q79/U56                           4.3100       10/01/01        04/01/02
      25                               .0000          .0000           .0000
    A                                  .0000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390756                          10.5000         40,000.00        100
    PRICE               PENNY        10.5000         39,592.29         ZZ
                                      9.8400            365.90         1
                                     17.5000            365.90         80
    ANDERSON        IN    46012      16.8400       11/05/99
    0433067238                       10.5000       12/05/99            00
    191026939                         9.8400       11/05/29            0
    0                                 5.0000       11/05/02        11/05/02
    Q79/U56                           4.3400       12/05/02        12/05/02
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390773                           9.9900        136,000.00        100
    LEMON               TIMOTHY       9.9900        134,455.14         ZZ
                                      9.3000          1,192.50         1
                                     16.9900          1,192.49         85
    MARKLEVILLE     IN    46056      16.3000       05/10/00
    0433063476                        9.9900       06/01/00            00
    191028364                         9.3000       05/15/30            0
    0                                 5.5000       05/01/02        05/01/02
1


    Q79/U56                           4.8100       06/01/02        06/01/02
      25                              9.9900          .0000           .0000
    A                                11.9900            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390774                          11.4000        113,000.00        100
    SAMPSON             JOHN         11.4000        112,263.01         ZZ
                                     10.7400          1,110.42         1
                                     18.4000          1,110.42         85
    BRAZIL          IN    47834      17.7400       05/05/00
    0433063500                       11.4000       06/01/00            00
    191028412                        10.7400       05/10/30            0
    0                                 5.5000       05/01/03        05/01/03
    Q79/U56                           4.8400       06/01/03        06/01/03
      25                             11.4000          .0000           .0000
    A                                14.4000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390779                           9.4000         52,700.00        100
    BANDY               MARY          9.4000         52,064.22         ZZ
                                      8.7400            439.29         1
                                     16.4000            439.29         77
    INDIANAPOLIS    IN    46205      15.7400       05/19/00
    0433067279                        9.4000       07/01/00            00
    191028608                         8.7400       06/01/30            0
    0                                 5.5000       06/01/03        06/01/03
    Q79/U56                           4.8400       07/01/03        07/01/03
      25                              9.4000          .0000           .0000
    A                                12.4000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390780                           9.5000        140,000.00        100
    MARSHALL            RICK          9.5000        138,731.33         ZZ
                                      8.8400          1,177.20         1
                                     16.5000          1,177.20         77
    LEBANON         IN    46052      15.8400       05/25/00
1


    0433067311                         .0000       07/01/00            00
    191028671                          .0000       06/01/30            0
    0                                 5.5000       06/01/03        06/01/03
    Q79/U56                           4.8400       07/01/03        07/01/03
      25                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390792                           9.9900        128,613.00        100
    NICHOLSON           KEVIN         9.9900        127,833.61         ZZ
                                      9.3300          1,127.72         1
                                     16.9900          1,127.72         86
    RICHMOND        IN    47374      16.3300       08/09/00
    0433063567                        9.9900       10/01/00            00
    191029243                         9.3300       09/01/30            0
    0                                 6.5000       09/01/03        09/01/03
    Q79/U56                           5.8400       10/01/03        10/01/03
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390800                          10.9000        100,000.00        100
    ARANGUREN           ESPERANZA    10.9000         98,294.28         ZZ
                                     10.2400            944.77         2
                                     17.9000            944.77         66
    MIAMI           FL    33125      17.2400       06/22/98
    0433067352                         .0000       08/01/98            00
    21022584                           .0000       07/01/28            0
    0                                 6.0000       07/01/01        01/01/02
    Q79/U56                           5.3400       08/01/01        02/01/02
      45                               .0000          .0000           .0000
    A                                  .0000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390801                           9.7500         68,200.00        100
    WILKERSON           MISTI         9.7500         67,243.84         ZZ
1


                                      9.0900            585.94         2
                                     16.7500            585.94         90
    LAKE WORTH      FL    33463      16.0900       06/21/99
    0433063609                        9.7500       08/01/99            00
    21025749                          9.0900       07/01/29            0
    0                                 5.8750       07/01/02        07/01/02
    Q79/U56                           5.2150       08/01/02        08/01/02
      25                              6.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390803                          11.2500         62,390.00        100
    FELICIANO           JULIE        11.2500         61,963.14         ZZ
                                     10.5900            605.97         1
                                     17.2500            605.97         85
    HYPOLUXO        FL    33462      16.5900       04/20/00
    0433063641                         .0000       06/01/00            00
    21028048                           .0000       05/01/30            0
    0                                 7.1500       05/01/03        05/01/03
    Q79/U56                           6.4900       06/01/03        06/01/03
      25                             11.2500          .0000           .0000
    A                                14.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5390810                          11.3900         37,600.00        100
    SMITH               ESTER        11.3900         37,238.82         ZZ
                                     10.7300            369.20         1
                                     18.3900            369.20         70
    WICHITA         KS    67208      17.7300       07/30/99
    0433067394                       11.3900       09/01/99            00
    211026162                        10.7300       08/01/29            0
    0                                 8.9900       08/01/02        08/01/02
    Q79/U56                           8.3300       09/01/02        09/01/02
      45                             11.3900          .0000           .0000
    A                                14.3900            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    5390817                          10.5000         86,400.00        100
    HYLLAND             JOHN         10.5000         85,643.26         ZZ
                                      9.8400            790.33         1
                                     16.5000            790.33         80
    BUFFALO         MN    55313      15.8400       03/10/00
    0433063435                       10.5000       05/01/00            00
    261028001                         9.8400       04/01/30            0
    0                                 6.5000       04/01/03        04/01/03
    Q79/U56                           5.8400       05/01/03        05/01/03
      45                             10.5000          .0000           .0000
    A                                12.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390825                          10.5000         58,400.00        100
    MUELLER             GARY         10.5000         57,886.50         ZZ
                                      9.8400            534.21         1
                                     16.5000            534.21         80
    STAPLES         MN    56479      15.8400       04/21/00
    0433067428                       10.5000       06/01/00            00
    261028505                         9.8400       05/01/30            0
    0                                 6.5000       05/01/03        05/01/03
    Q79/U56                           5.8400       06/01/03        06/01/03
      45                             10.5000          .0000           .0000
    A                                12.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390826                          10.5000        152,000.00        100
    STEPNEY             ERNESTINE    10.5000        150,898.09         ZZ
                                      9.8400          1,390.40         1
                                     16.5000          1,390.40         80
    PLYMOUTH        MN    55441      15.8400       04/18/00
    0433063492                       10.5000       06/01/00            00
    261028510                         9.8400       05/01/30            0
    0                                 6.5000       05/01/03        05/01/03
    Q79/U56                           5.8400       06/01/03        06/01/03
      45                             10.5000          .0000           .0000
    A                                12.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390829                          11.0000         90,400.00        100
    HOWARD              SIEGEL       11.0000         89,839.35         ZZ
                                     10.3400            860.90         1
                                     17.0000            860.90         80
    ST PAUL         MN    55104      16.3400       05/11/00
    0433063559                       11.0000       07/01/00            00
    261028634                        10.3400       06/01/30            0
    0                                 6.5000       06/01/03        06/01/03
    Q79/U56                           5.8400       07/01/03        07/01/03
      45                             11.0000          .0000           .0000
    A                                13.0000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390830                           9.2500         72,750.00        100
    MILLER              DAVID         9.2500         72,075.04         ZZ
                                      8.5900            598.50         1
                                     15.2500            598.50         75
    MINNEAPOLIS     MN    55411      14.5900       05/11/00
    0433063591                        9.2500       07/01/00            00
    261028636                         8.5900       06/01/30            0
    0                                 6.5000       06/01/03        06/01/03
    Q79/U56                           5.8400       07/01/03        07/01/03
      45                              9.2500          .0000           .0000
    A                                11.2500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390832                          10.5000         52,000.00        100
    VELASQUEZ           GENEVIEVE    10.5000         51,646.83         ZZ
                                      9.8400            475.66         1
                                     16.5000            475.66         70
    ST PAUL         MN    55106      15.8400       05/10/00
    0433067444                       10.5000       07/01/00            00
    261028647                         9.8400       06/01/30            0
    0                                 6.5000       06/01/03        06/01/03
    Q79/U56                           5.8400       07/01/03        07/01/03
      45                             10.5000          .0000           .0000
    A                                12.5000            6              6
1


      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390833                           9.7500        108,000.00        100
    MACH                TERRY         9.7500        107,142.71         ZZ
                                      9.0900            927.89         1
                                     15.7500            927.89         85
    RUSH CITY       MN    55069      15.0900       05/18/00
    0433067055                        9.7500       07/01/00            00
    261028774                         9.0900       06/01/30            0
    0                                 6.5000       06/01/03        06/01/03
    Q79/U56                           5.8400       07/01/03        07/01/03
      45                              9.7500          .0000           .0000
    A                                11.7500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390835                           9.5000        122,000.00        100
    EAGAN               GARY          9.5000        120,980.42         ZZ
                                      8.8400          1,025.84         1
                                     15.5000          1,025.84         85
    ROSEVILLE       MN    55113      14.8400       05/16/00
    0433063708                        9.5000       07/01/00            00
    261028792                         8.8400       06/01/30            0
    0                                 6.5000       06/01/03        06/01/03
    Q79/U56                           5.8400       07/01/03        07/01/03
      45                              9.5000          .0000           .0000
    A                                11.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390838                          10.5000         83,100.00        100
    HANSON              MARILYN      10.5000         82,535.46         ZZ
                                      9.8400            760.15         1
                                     16.5000            760.15         80
    CHATFIELD       MN    55923      15.8400       05/19/00
    0433067451                       10.5000       07/01/00            00
    261028811                         9.8400       06/01/30            0
    0                                 6.5000       06/01/03        06/01/03
1


    Q79/U56                           5.8400       07/01/03        07/01/03
      45                             10.5000          .0000           .0000
    A                                12.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390841                           9.2500        133,500.00        100
    PFEIFER             MARK          9.2500        132,261.94         ZZ
                                      8.5900          1,098.27         1
                                     15.2500          1,098.27         84
    MAPLE GROVE     MN    55311      14.5900       05/23/00
    0433063757                        9.2500       07/01/00            00
    261028846                         8.5900       06/01/30            0
    0                                 6.5000       06/01/03        06/01/03
    Q79/U56                           5.8400       07/01/03        07/01/03
      45                              9.2500          .0000           .0000
    A                                11.2500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390844                           9.5000         98,000.00        100
    GOBLE               KENTON        9.5000         97,235.43         ZZ
                                      8.8400            824.04         1
                                     15.5000            824.04         77
    BRAINERD        MN    56401      14.8400       06/07/00
    0433063633                        9.5000       08/01/00            00
    261028934                         8.8400       07/01/30            0
    0                                 6.5000       07/01/03        07/01/03
    Q79/U56                           5.8400       08/01/03        08/01/03
      45                              9.5000          .0000           .0000
    A                                11.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390846                           9.2500         98,600.00        100
    ROSAS               VICENTE       9.2500         96,774.81         ZZ
                                      8.5900            811.16         1
                                     15.2500            811.16         85
    MINNEAPOLIS     MN    55430      14.5900       06/16/00
1


    0433067097                        9.2500       08/01/00            00
    261029016                         8.5900       07/01/30            0
    0                                 6.5000       07/01/03        07/01/03
    Q79/U56                           5.8400       08/01/03        08/01/03
      45                              9.2500          .0000           .0000
    A                                11.2500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390849                          10.0000        161,600.00        100
    KRUSE               BRUCE        10.0000        160,462.72         ZZ
                                      9.3400          1,418.16         1
                                     16.0000          1,418.16         80
    HASTINGS        MN    55033      15.3400       06/23/00
    0433063716                       10.0000       08/01/00            00
    261029140                         9.3400       07/01/30            0
    0                                 6.5000       07/01/03        07/01/03
    Q79/U56                           5.8400       08/01/03        08/01/03
      45                             10.0000          .0000           .0000
    A                                12.0000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390850                          10.5000         54,000.00        100
    BRITTEN             WILLIE       10.5000         53,681.85         ZZ
                                      9.8400            493.96         1
                                     16.5000            493.96         70
    MINNEAPOLIS     MN    55411      15.8400       07/10/00
    0433063732                       10.5000       09/01/00            00
    261029184                         9.8400       08/01/30            0
    0                                 6.5000       08/01/03        08/01/03
    Q79/U56                           5.8400       09/01/03        09/01/03
      45                             10.5000          .0000           .0000
    A                                12.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390852                           9.5000         91,800.00        100
    NAGLE               JOY           9.5000         91,134.32         ZZ
1


                                      8.8400            771.90         1
                                     15.5000            771.90         85
    ST LOUIS PARK   MN    55416      14.8400       07/20/00
    0433067154                        9.5000       09/01/00            00
    261029237                         8.8400       08/01/30            0
    0                                 4.5000       08/01/03        08/01/03
    Q79/U56                           3.8400       09/01/03        09/01/03
      45                              9.5000          .0000           .0000
    A                                11.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390856                          10.7500         47,000.00        100
    KRAFT               SUSAN        10.7500         46,853.88         ZZ
                                     10.0900            438.74         1
                                     16.7500            438.74         53
    DALBO           MN    55017      16.0900       01/16/01
    0433063799                       10.7500       03/01/01            00
    261029687                        10.0900       02/01/31            0
    0                                 7.1250       02/01/04        02/01/04
    Q79/U56                           6.4650       03/01/04        03/01/04
      45                             10.7500          .0000           .0000
    A                                12.7500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390860                          10.6250        107,350.00        100
    JOHNSON             ANTHONY      10.6250        106,379.22         ZZ
                                      9.9650            992.02         1
                                     17.6250            992.02         95
    TIJERAS         NM    87059      16.9650       02/08/00
    0433063773                       10.6250       04/01/00            00
    331027763                         9.9650       03/01/30            0
    0                                 6.9000       03/01/03        03/01/03
    Q79/U56                           6.2400       04/01/03        04/01/03
      25                             10.6250          .0000           .0000
    A                                13.6250            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5390863                          10.6250        150,000.00        100
    GOCH                SHELLY       10.6250        148,873.10         ZZ
                                      9.9350          1,386.15         1
                                     16.6250          1,386.15         75
    COCHECTON       NY    12726      15.9350       03/01/00
    0433067527                         .0000       05/01/00            00
    341027706                          .0000       04/01/30            0
    0                                 6.5000       04/01/02        04/01/02
    Q79/U56                           5.8100       05/01/02        05/01/02
      25                             10.6250          .0000           .0000
    A                                13.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390866                          11.1500         52,500.00        100
    SPIELMAN            PETER        11.1500         51,588.10         ZZ
                                     10.4900            505.93         1
                                     18.1500            505.93         75
    TOLEDO          OH    43612      17.4900       04/29/98
    0433063807                         .0000       06/01/98            00
    371017072                          .0000       05/01/28            0
    0                                 5.5000       05/01/01        11/01/01
    Q79/U56                           4.8400       06/01/01        12/01/01
      25                               .0000          .0000           .0000
    A                                  .0000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390894                           9.9750        132,000.00        100
    GARCIA              GUADALUPE     9.9750        130,503.55         ZZ
                                      9.2350          1,155.96         1
                                     16.9750          1,155.96         80
    PAWLEYS ISLD    SC    29585      16.2350       11/08/99
    0433067584                        9.9750       01/01/00            00
    411026882                         9.2350       12/01/29            0
    0                                 6.3500       12/01/01        12/01/01
    Q79/U56                           5.6100       01/01/02        01/01/02
      45                              9.9750          .0000           .0000
    A                                12.9750           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390895                           8.8250        108,000.00        100
    KANE                HELEN         8.8250        106,853.37         ZZ
                                      8.1350            855.43         1
                                     15.8250            855.43         78
    SURFSIDE BCH    SC    29575      15.1350       04/14/00
    0433067600                         .0000       06/01/00            00
    411028086                          .0000       05/01/30            0
    0                                 4.5000       05/01/02        05/01/02
    Q79/U56                           3.8100       06/01/02        06/01/02
      25                              8.8250          .0000           .0000
    A                                11.8250            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390896                          10.3750         45,000.00        100
    FLOWERS             WILLIAM      10.3750         44,664.63         ZZ
                                      9.6850            407.43         1
                                     17.3750            407.43         75
    ANDREWS         SC    29510      16.6850       05/08/00
    0433067626                         .0000       07/01/00            00
    411028334                          .0000       06/01/30            0
    0                                 4.5000       06/01/02        06/01/02
    Q79/U56                           3.8100       07/01/02        07/01/02
      25                             10.3750          .0000           .0000
    A                                13.3750            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390897                          11.0750         25,650.00        100
    WIGFALL             JOSEPH       11.0750         25,526.28         ZZ
                                     10.3850            245.73         1
                                     18.0750            245.73         90
    SANTEE          SC    29142      17.3850       08/22/00
    0433067659                         .0000       10/01/00            23
    411028413                          .0000       09/01/30            0
    0                                 7.2000       09/01/02        09/01/02
    Q79/U56                           6.5100       10/01/02        10/01/02
      25                             11.0750          .0000           .0000
    A                                14.0750            6              6
1


      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390898                          11.0000         40,000.00        100
    DAVIS               WALTER       11.0000         39,771.77         ZZ
                                     10.3100            380.93         1
                                     18.0000            380.93         54
    ANDREWS         SC    29510      17.3100       06/06/00
    0433067667                         .0000       08/01/00            00
    411028518                          .0000       07/01/30            0
    0                                 7.2500       07/01/02        07/01/02
    Q79/U56                           6.5600       08/01/02        08/01/02
      25                             11.0000          .0000           .0000
    A                                14.0000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5390899                          10.2500         52,000.00        100
    BLAKE               CLAIRE       10.2500         51,627.88         ZZ
                                      9.5600            465.97         1
                                     17.2500            465.97         80
    SURFSIDE BEACH  SC    29575      16.5600       05/19/00
    0433067691                         .0000       07/01/00            00
    411028552                          .0000       06/01/30            0
    0                                 6.7500       06/01/02        06/01/02
    Q79/U56                           6.0600       07/01/02        07/01/02
      25                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5390912                           9.2500        142,000.00        100
    MENDEL              RALPH         9.2500        140,834.15         ZZ
                                      8.5900          1,168.20         1
                                     15.2500          1,168.20         72
    WEST JORDAN     UT    84088      14.5900       06/24/00
    0433067758                        9.2500       08/01/00            00
    451029121                         8.5900       07/01/30            0
    0                                 6.5060       07/01/03        07/01/03
1


    Q79/U56                           5.8460       08/01/03        08/01/03
      45                              9.2500          .0000           .0000
    A                                11.2500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390915                          10.6250        121,500.00        100
    SMOLIC              KATHLEEN     10.6250        120,049.34         ZZ
                                      9.8850          1,057.28         1
                                     16.9000          1,120.91         80
    UNIVERSITY PLA  WA    98466      16.1600       09/15/99
    0433063948                        9.9000       11/01/99            00
    471026237                         9.1600       10/01/29            0
    0                                 7.1500       10/01/01        10/01/02
    Q79/U56                           6.4100       11/01/01        11/01/02
      45                              9.9000          .0000           .0000
    A                                12.9000           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390933                          12.6250        114,400.00        100
    SMITH               EDWARD       12.6250        113,129.81         ZZ
                                     11.9350          1,232.05         3
                                     19.1250          1,232.05         80
    CHICAGO         IL    60644      18.4350       09/30/98
    0433064003                       12.6250       11/01/98            00
    81021612                         11.9350       10/01/28            0
    0                                 6.5000       10/01/00        04/01/02
    Q79/U56                           5.8100       11/01/00        05/01/02
      45                               .0000          .0000           .0000
    A                                  .0000            6              6
      360                               9            1.5000          1.5000
       6.5000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390934                          10.0000         66,400.00        100
    OLUWAKOTANMI        GABRIEL      10.0000         65,479.25         ZZ
                                      9.2600            564.39         1
                                     16.6250            579.77         80
    CHICAGO         IL    60617      15.8850       07/23/99
1


    0433064037                        9.6250       09/01/99            00
    81025493                          8.8850       08/01/29            0
    0                                 6.3500       08/01/01        08/01/02
    Q79/U56                           5.6100       09/01/01        09/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5390935                          11.2500         93,000.00        100
    BRUTON              WILLIAM      11.2500         91,747.70         ZZ
                                     10.5100            790.49         1
                                     16.6250            900.01         89
    HARVEY          IL    60426      15.8850       07/29/99
    0433064052                        9.6250       09/01/99            00
    81025614                          8.8850       08/01/29            0
    0                                 7.6000       08/01/01        08/01/02
    Q79/U56                           6.8600       09/01/01        09/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390936                           8.3750        109,500.00        100
    OLUWAKOTANMI        GABRIEL       8.3750        107,966.40         ZZ
                                      7.6350            832.28         1
                                     15.3750            832.28         74
    CHICAGO         IL    60619      14.6350       12/06/99
    0433067840                        8.3750       02/01/00            00
    81027215                          7.6350       01/01/30            0
    0                                 4.5000       01/01/02        01/01/02
    Q79/U56                           3.7600       02/01/02        02/01/02
      45                              8.3750          .0000           .0000
    A                                11.3750           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390937                           9.7500        210,000.00        100
    STOKLOSA            KENNETH       9.7500        208,333.24         ZZ
1


                                      9.0900          1,804.22         1
                                     15.7500          1,804.22         83
    PALOS HILLS     IL    60465      15.0900       05/25/00
    0433064086                        9.7500       07/01/00            00
    81028826                          9.0900       06/01/30            0
    0                                 6.5000       06/01/03        06/01/03
    Q79/U56                           5.8400       07/01/03        07/01/03
      45                              9.7500          .0000           .0000
    A                                11.7500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390939                           9.0100         82,400.00        100
    BURGIN              EARTHA        9.0100         81,639.48         ZZ
                                      8.3500            663.60         1
                                     15.0100            663.60         80
    CHICAGO         IL    60620      14.3500       05/25/00
    0433064557                        9.0100       07/01/00            00
    81028862                          8.3500       06/01/30            0
    0                                 6.5000       06/01/03        06/01/03
    Q79/U56                           5.8400       07/01/03        07/01/03
      45                              9.0100          .0000           .0000
    A                                11.0100            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390941                          11.2500        200,000.00        100
    AGUILA              ANGELICA     11.2500        199,441.78         ZZ
                                     10.5900          1,942.52         2
                                     17.2500          1,942.52         80
    CHICAGO         IL    60618      16.5900       01/19/01
    0433064581                       11.2500       03/01/01            00
    81029688                         10.5900       02/01/31            0
    0                                 7.1250       02/01/04        02/01/04
    Q79/U56                           6.4650       03/01/04        03/01/04
      45                             11.2500          .0000           .0000
    A                                13.2500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5390944                          10.7500        118,800.00        100
    SANCHEZ             JOSE         10.7500        117,825.02         ZZ
                                     10.0900          1,108.98         1
                                     17.7500          1,108.98         90
    AURORA          CO    80011      17.0900       01/25/00
    0433064110                         .0000       03/01/00            00
    91027370                           .0000       02/01/30            0
    0                                 7.1250       02/01/03        02/01/03
    Q79/U56                           6.4650       03/01/03        03/01/03
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390947                           9.9900        145,350.00        100
    WEIL                PAUL          9.9900        143,878.05         ZZ
                                      9.3300          1,274.48         1
                                     15.9900          1,274.48         85
    COLORADO SPRIN  CO    80918      15.3300       12/24/99
    0433064151                        9.9900       02/01/00            00
    91027783                          9.3300       01/01/30            0
    0                                 7.0000       01/01/03        01/01/03
    Q79/U56                           6.3400       02/01/03        02/01/03
      45                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390948                           9.9900         80,000.00        100
    MARTINEZ            WANDA         9.9900         79,273.09         ZZ
                                      9.3300            701.47         1
                                     15.9900            701.47         79
    AULT            CO    80610      15.3300       02/07/00
    0433067923                        9.9900       04/01/00            00
    91027792                          9.3300       03/01/30            0
    0                                 7.0000       03/01/03        03/01/03
    Q79/U56                           6.3400       04/01/03        04/01/03
      45                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390951                           9.7500        115,650.00        100
    HILL                KEITH         9.7500        114,538.97         ZZ
                                      9.0600            993.61         1
                                     15.7500            993.61         90
    CALHAN          CO    80808      15.0600       02/18/00
    0433064185                         .0000       04/01/00            00
    91028278                           .0000       03/01/30            0
    0                                 5.9500       03/01/02        03/01/02
    Q79/U56                           5.2600       04/01/02        04/01/02
      45                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390955                           9.9900        216,000.00        100
    SCHMITZ             CHARLENE      9.9900        214,261.96         ZZ
                                      9.3300          1,893.96         1
                                     15.9900          1,893.96         78
    DENVER          CO    80205      15.3300       05/05/00
    0433067972                        9.9900       07/01/00            00
    91028639                          9.3300       06/01/30            0
    0                                 6.5000       06/01/03        06/01/03
    Q79/U56                           5.8400       07/01/03        07/01/03
      45                              9.9900          .0000           .0000
    A                                11.9900            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390959                           9.5000        107,350.00        100
    BURNHAM             CATHEY        9.5000        106,453.03         ZZ
                                      8.8400            902.66         1
                                     15.5000            902.66         72
    COLORADO SPRIN  CO    80905      14.8400       05/23/00
    0433068004                        9.5000       07/01/00            00
    91028822                          8.8400       06/01/30            0
    0                                 6.3750       06/01/03        06/01/03
    Q79/U56                           5.7150       07/01/03        07/01/03
      45                              9.5000          .0000           .0000
    A                                11.5000            6              6
1


      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390962                           9.0000        121,550.00        100
    ARMIJO              MICHAEL       9.0000        120,500.07         ZZ
                                      8.3400            978.02         1
                                     15.0000            978.02         85
    GLENWOOD SPRIN  CO    81601      14.3400       06/16/00
    0433067998                        9.0000       08/01/00            00
    91028997                          8.3400       07/01/30            0
    0                                 6.5000       07/01/03        07/01/03
    Q79/U56                           5.8400       08/01/03        08/01/03
      45                              9.0000          .0000           .0000
    A                                11.0000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5390964                           9.9000         84,000.00        100
    MONTOUR             CATHERINE     9.9000         81,794.09         ZZ
                                      9.2400            730.96         1
                                     15.9000            730.96         77
    DENVER          CO    80216      15.2400       07/14/00
    0433068046                        9.9000       09/01/00            00
    91029227                          9.2400       08/01/30            0
    0                                 6.0500       08/01/03        08/01/03
    Q79/U56                           5.3900       09/01/03        09/01/03
      45                              9.9000          .0000           .0000
    A                                11.9000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5390967                           8.9900        126,000.00        100
    MARTIN              JERRY         8.9900        124,683.01         ZZ
                                      8.3300          1,012.92         1
                                     14.9900          1,012.92         72
    BOONE           CO    81025      14.3300       01/18/01
    0433068087                        8.9900       03/01/01            00
    91029684                          8.3300       02/01/31            0
    0                                 6.5060       02/01/04        02/01/04
1


    Q79/U56                           5.8460       03/01/04        03/01/04
      45                              8.9900          .0000           .0000
    A                                10.9900            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5397161                           9.9900         72,000.00        100
    EALY                BRUCE         9.9900         71,563.27         ZZ
                                      9.4900            631.32         1
                                     15.9900            631.32         80
    PITTSBURGH      PA    15223      15.4900       06/04/01
    0433069549                        9.9900       08/01/01            00
    10008967                          9.4900       07/01/31            0
    0                                 6.0000       07/01/03        07/01/03
    U74/U57                           5.5000       08/01/03        08/01/03
      45                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5400459                          13.2000         53,000.00        100
    CLARK               RANDALL      13.2000         52,916.31         ZZ
                                     12.7000            594.58         1
                                     17.2000            594.58        100
    HYATTSVILLE     MD    20785      16.7000       05/07/01
    0433119773                         .0000       07/01/01            23
    1029010W                           .0000       06/01/31            0
    0                                 9.7500       06/01/03        06/01/03
    W75/U57                           9.2500       07/01/03        07/01/03
      25                             13.2000          .0000           .0000
    A                                15.2000            6              6
      360                               E            1.0000          1.0000
       4.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    5400460                          10.7500         60,000.00        100
    KINARD              NATHANIEL    10.7500         59,861.57         ZZ
                                     10.2500            560.09         1
                                     16.7500            560.09         80
    CHICAGO         IL    60644      16.2500       03/30/01
1


    0433119799                         .0000       05/01/01            00
    1033060W                           .0000       04/01/31            0
    0                                 7.7500       04/01/04        04/01/04
    W75/U57                           7.2500       05/01/04        05/01/04
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    5400463                          11.9500         24,030.00        100
    LAVIGNE             JEANELL      11.9500         23,985.44         ZZ
                                     11.4500            246.25         1
                                     17.9500            246.25         78
    VILLE PLATTE    LA    70586      17.4500       04/20/01
    0433122264                       11.9500       06/01/01            00
    2000001642                       11.4500       05/01/31            0
    0                                 9.8000       05/01/04        05/01/04
    R54/U57                           9.3000       06/01/04        06/01/04
      25                             11.9500          .0000           .0000
    A                                14.9500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5400465                           8.8750        266,800.00        100
    COLE                VICTOR        8.8750        266,195.05         ZZ
                                      8.3750          2,122.78         1
                                     14.8750          2,122.78         85
    PINOLE          CA    94564      14.3750       05/16/01
    0433103611                        8.8750       07/01/01            23
    206605310836                      8.3750       06/01/31            0
    0                                 5.5000       06/01/04        06/01/04
    K15/U57                           5.0000       07/01/04        07/01/04
      25                              8.8750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5400473                           9.8500         88,000.00        100
    LEE                 GERALD        9.8500         87,753.82         ZZ
1


                                      9.3500            762.53         1
                                     15.8500            762.53         80
    MONTAGUE        MI    49437      15.3500       04/06/01
    0433188158                        9.8500       05/11/01            23
    9810025                           9.3500       04/11/31            0
    0                                 7.3400       04/01/03        04/01/03
    P57/U56                           6.8400       05/01/03        05/01/03
      25                              9.8500          .0000           .0000
    A                                12.8500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5400474                          12.2500         38,500.00        100
    MCGOWAN             RICKY        12.2500         38,457.64         ZZ
                                     11.7500            403.45         1
                                     18.2500            403.45         70
    DETROIT         MI    48235      17.7500       05/24/01
    0433188216                       12.2500       06/30/01            00
    9910295                          11.7500       05/30/31            0
    0                                10.2000       05/30/03        05/30/03
    P57/U56                           9.7000       06/30/03        06/30/03
      25                             12.2500          .0000           .0000
    A                                15.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5400881                          10.8500         50,000.00        100
    AGUALLO             ERNEST       10.8500         49,944.22         ZZ
                                     10.3500            470.51         1
                                     16.8500            470.51        100
    ALLIANCE        NE    69301      16.3500       07/06/01
    0433083581                       10.8500       08/11/01            23
    86214                            10.3500       07/11/31            0
    0                                 8.8500       07/11/04        07/11/04
    K52/U56                           8.3500       08/11/04        08/11/04
      25                             10.8500          .0000           .0000
    A                                13.8500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5400946                           9.3000         47,000.00        100
    BAXTER              WILLIAM       9.3000         46,902.38         ZZ
                                      8.8000            388.37         1
                                     15.3000            388.37        100
    SPRINGFIELD     IL    62703      14.8000       06/29/01
    0433082054                        9.3000       07/29/01            23
    91798                             8.8000       06/29/31            0
    0                                 7.4500       06/29/03        06/29/03
    K52/U56                           6.9500       07/29/03        07/29/03
      25                              9.3000          .0000           .0000
    A                                12.3000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5401221                          10.6000         91,000.00        100
    KACHINSKI           LARRY        10.6000         90,893.07         ZZ
                                     10.1000            839.23         1
                                     16.6000            839.23        100
    NEW BRIGHTON    PA    15066      16.1000       06/27/01
    0433084076                       10.6000       08/10/01            23
    97626                            10.1000       07/10/31            0
    0                                 7.7000       07/10/03        07/10/03
    K52/U56                           7.2000       08/10/03        08/10/03
      25                             10.6000          .0000           .0000
    A                                13.6000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5402357                          10.2250         75,000.00        100
    HENDERSON           ARLETHA      10.2250         74,904.30         ZZ
                                      9.7250            670.69         1
                                     16.2250            670.69        100
    MEMPHIS         TN    38117      15.7250       07/10/01
    0433082260                       10.2250       08/10/01            23
    100128                            9.7250       07/10/31            0
    0                                 7.7250       07/10/03        07/10/03
    K52/U56                           7.2250       08/10/03        08/10/03
      25                             10.2250          .0000           .0000
    A                                13.2250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5416858                           9.9750        199,800.00        100
    OVERHOLSER          KAREN         9.9750        199,068.07         ZZ
                                      9.4750          1,749.70         1
                                     15.9750          1,749.70         95
    BELLBROOK       OH    45305      15.4750       02/02/01
    0433094059                        9.9750       03/01/01            23
    2013086                           9.4750       02/01/31            0
    0                                 5.4200       02/01/03        02/01/03
    K10/U56                           4.9200       03/01/03        03/01/03
      25                              9.9750          .0000           .0000
    A                                12.9750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5416862                           8.2500         49,000.00        100
    THIMLING            MARK          8.2500         48,776.65         ZZ
                                      7.7500            368.13         1
                                     14.2500            368.13         52
    EVANSVILLE      IN    47715      13.7500       02/23/01
    0433093333                        8.2500       04/01/01            00
    2013222                           7.7500       03/01/31            0
    0                                 5.0000       03/01/03        03/01/03
    K10/U56                           4.5000       04/01/03        04/01/03
      25                              8.2500          .0000           .0000
    A                                11.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5416863                          10.1700         39,200.00        100
    SABA                GEORGE       10.1700         39,079.87         ZZ
                                      9.6700            348.95         1
                                     16.1700            348.95         70
    JACKSONVILLE    FL    32206      15.6700       02/13/01
    0433089760                       10.1700       04/01/01            00
    2013228                           9.6700       03/01/31            0
    0                                 6.1000       03/01/03        03/01/03
    K10/U56                           5.6000       04/01/03        04/01/03
      25                             10.1700          .0000           .0000
    A                                13.1700            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5416865                          11.8800         83,200.00        100
    CASSADY             MICHAEL      11.8800         83,023.68         ZZ
                                     11.3800            848.13         1
                                     17.8800            848.13         80
    INDIANAPOLIS    IN    46235      17.3800       03/08/01
    0433093630                       11.8800       04/08/01            00
    2013304                          11.3800       03/08/31            0
    0                                 7.9800       03/08/03        03/08/03
    K10/U56                           7.4800       04/08/03        04/08/03
      25                             11.8800          .0000           .0000
    A                                14.8800            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5416866                          13.4900         16,100.00        100
    WOFTON              KIMBERLY     13.4900         16,079.69         ZZ
                                     12.9900            184.28         1
                                     19.4900            184.28         70
    YOUNGSTOWN      OH    44511      18.9900       03/06/01
    0433093549                         .0000       05/01/01            00
    2013307                            .0000       04/01/31            0
    0                                 7.7500       04/01/04        04/01/04
    K10/U56                           7.2500       05/01/04        05/01/04
      25                             13.4900          .0000           .0000
    A                                16.4900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5416870                           8.1600        112,500.00        100
    ORLANDO             ANTHONY       8.1600        112,279.29         ZZ
                                      7.6600            838.07         1
                                     15.1600            838.07         86
    INDEPENDENCE    MO    64056      14.6600       06/18/01
    0433090867                        8.1600       08/01/01            23
    2013314                           7.6600       07/01/31            0
    0                                 7.6000       07/01/03        07/01/03
1


    K10/U56                           7.1000       08/01/03        08/01/03
      25                              8.1600          .0000           .0000
    A                                11.1600            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5416872                           9.4000        183,600.00        100
    HOLLADAY            KEITH         9.4000        182,938.95         ZZ
                                      8.9000          1,530.44         1
                                     15.4000          1,530.44         85
    AMERICAN FORK   UT    84003      14.9000       02/22/01
    0433090131                        9.4000       04/01/01            23
    2013319                           8.9000       03/01/31            0
    0                                 5.6000       03/01/04        03/01/04
    K10/U56                           5.1000       04/01/04        04/01/04
      25                              9.4000          .0000           .0000
    A                                12.4000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5418984                           9.8400         33,000.00        100
    ADAMS               ALICE         9.8400         32,759.87         ZZ
                                      9.3400            285.71         1
                                     15.8400            285.71         60
    GASTONIA        NC    28052      15.3400       07/06/00
    0433086642                        9.8400       08/11/00            00
    006022562509                      9.3400       07/11/30            0
    0                                 5.7000       07/11/03        07/11/03
    Q82/U56                           5.2000       08/11/03        08/11/03
      25                              9.8400          .0000           .0000
    A                                12.8400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5418987                          10.3900         74,700.00        100
    FORD_SR             JOHN         10.3900         74,350.71         ZZ
                                      9.8900            677.18         1
                                     16.3900            677.18         90
    LOUISVILLE      KY    40272      15.8900       11/17/00
1


    0433087046                       10.3900       12/22/00            23
    011000673589                      9.8900       11/22/30            0
    0                                 6.9600       11/22/03        11/22/03
    Q82/U56                           6.4600       12/22/03        12/22/03
      25                             10.3900          .0000           .0000
    A                                13.3900            6              6
      360                               E            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5418988                          10.6900         72,000.00        100
    LEE                 LIZZIE       10.6900         71,671.97         ZZ
                                     10.1900            668.87         1
                                     16.6900            668.87         90
    RICHMOND        VA    23222      16.1900       11/10/00
    0433087061                       10.6900       12/15/00            23
    011019371696                     10.1900       11/15/30            0
    0                                 6.6900       11/15/03        11/15/03
    Q82/U56                           6.1900       12/15/03        12/15/03
      25                             10.6900          .0000           .0000
    A                                13.6900            6              6
      360                               E            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5418993                          10.1900         65,100.00        100
    SCHAFFER            DIANE        10.1900         64,742.14         ZZ
                                      9.6900            580.47         1
                                     16.1900            580.47         70
    SAVANNAH        GA    31405      15.6900       05/10/01
    0433086725                       10.1900       06/11/01            00
    103966785755                      9.6900       05/11/31            0
    0                                 8.4500       05/11/04        05/11/04
    Q82/U56                           7.9500       06/11/04        06/11/04
      25                             10.1900          .0000           .0000
    A                                13.1900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    5418994                           9.7200         34,500.00        100
    CLARK               DAN           9.7200         33,785.03         ZZ
1


                                      9.2200            295.65         1
                                     15.7200            295.65         75
    KLAMATH FALLS   OR    97601      15.2200       04/26/01
    0433086741                        9.7200       06/01/01            00
    104116984803                      9.2200       05/01/31            0
    0                                 6.3700       05/01/03        05/01/03
    Q82/U56                           5.8700       06/01/03        06/01/03
      25                              9.7200          .0000           .0000
    A                                12.7200            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5418996                           8.9900        164,050.00        100
    VU                  ANDY          8.9900        163,400.93         ZZ
                                      8.4900          1,318.81         2
                                     14.9900          1,318.81         85
    LINCOLN         NE    68503      14.4900       05/23/01
    0433087137                        8.9900       06/23/01            23
    104340786725                      8.4900       05/23/31            0
    0                                 7.2200       05/23/04        05/23/04
    Q82/U56                           6.7200       06/23/04        06/23/04
      25                              8.9900          .0000           .0000
    A                                11.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5418998                          10.9400         80,750.00        100
    AMBOS               VINCENT      10.9400         80,601.42         ZZ
                                     10.4400            765.35         1
                                     16.9400            765.35         95
    XENIA           OH    45385      16.4400       04/27/01
    0433087152                       10.9400       06/02/01            23
    104641084995                     10.4400       05/02/31            0
    0                                 6.2600       05/02/03        05/02/03
    Q82/U56                           5.7600       06/02/03        06/02/03
      25                             10.9400          .0000           .0000
    A                                13.9400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5418999                           7.7900         92,560.00        100
    MASTERA_JR          RICHARD       7.7900         92,298.22         ZZ
                                      7.2900            665.68         1
                                     13.7900            665.68         80
    WEST ALLIS      WI    53219      13.2900       06/18/01
    0433086774                        7.7900       07/22/01            00
    105064887951                      7.2900       06/22/31            0
    0                                 6.0800       06/22/04        06/22/04
    Q82/U56                           5.5800       07/22/04        07/22/04
      25                              7.7900          .0000           .0000
    A                                10.7900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5419000                           8.9400        126,000.00        100
    OTERO               RAFAEL        8.9400        125,429.96         ZZ
                                      8.4400          1,008.39         3
                                     14.9400          1,008.39         70
    WAUKEGAN        IL    60085      14.4400       06/13/01
    0433086808                        8.9400       07/13/01            00
    105087288474                      8.4400       06/13/31            0
    0                                 7.1500       06/13/04        06/13/04
    Q82/U56                           6.6500       07/13/04        07/13/04
      25                              8.9400          .0000           .0000
    A                                11.9400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5419001                           7.0900        230,200.00        100
    BENJAMIN            ALFRED        7.0900        229,640.59         ZZ
                                      6.5900          1,545.47         3
                                     13.0900          1,545.47         69
    CHICAGO         IL    60622      12.5900       07/12/01
    0433086816                        7.0900       08/17/01            00
    105120790354                      6.5900       07/17/31            0
    0                                 5.3800       07/17/04        07/17/04
    Q82/U56                           4.8800       08/17/04        08/17/04
      25                              7.0900          .0000           .0000
    A                                10.0900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5419002                           9.5600         89,250.00        100
    GRAY                RONALD        9.5600         89,029.75         ZZ
                                      9.0600            754.38         2
                                     15.5600            754.38         85
    MINNEAPOLIS     MN    55407      15.0600       05/24/01
    0433087194                        9.5600       06/24/01            23
    105399286878                      9.0600       05/24/31            0
    0                                 8.2600       05/24/04        05/24/04
    Q82/U56                           7.7600       06/24/04        06/24/04
      25                              9.5600          .0000           .0000
    A                                12.5600            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5419004                           7.9200        124,527.00        100
    ELLINGTON_JR        WILLIE        7.9200        124,270.35         ZZ
                                      7.4200            906.80         1
                                     13.9200            906.80        103
    ELLENWOOD       GA    30294      13.4200       07/06/01
    0433087202                        7.9200       08/06/01            23
    105495091355                      7.4200       07/06/31            0
    0                                 6.9100       07/06/03        07/06/03
    Q82/U56                           6.4100       08/06/03        08/06/03
      25                              7.9200          .0000           .0000
    A                                10.9200            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5419006                          10.0600         57,600.00        100
    FLAHERTY            MICHELE      10.0600         57,063.62         ZZ
                                      9.5600            508.04         1
                                     16.0600            508.04         80
    PITTSBURGH      PA    15214      15.5600       05/23/01
    0433086840                       10.0600       06/23/01            00
    105560786705                      9.5600       05/23/31            0
    0                                 8.7600       05/23/04        05/23/04
    Q82/U56                           8.2600       06/23/04        06/23/04
      25                             10.0600          .0000           .0000
    A                                13.0600            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5419008                           9.9900        104,000.00        100
    LOWRY               SHANNON       9.9900        103,813.16         ZZ
                                      9.4900            911.91         2
                                     15.9900            911.91         80
    NEWPORT         KY    41071      15.4900       05/31/01
    0433086857                        9.9900       07/05/01            00
    105853888032                      9.4900       06/05/31            0
    0                                 8.0400       06/05/04        06/05/04
    Q82/U56                           7.5400       07/05/04        07/05/04
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5419009                           7.2500        182,000.00        100
    RAMIREZ             PEDRO         7.2500        181,426.88         ZZ
                                      6.7500          1,241.57         2
                                     13.2500          1,241.57         81
    CHICAGO         IL    60618      12.7500       06/22/01
    0433087285                        7.2500       07/27/01            23
    106163590118                      6.7500       06/27/31            0
    0                                 5.5400       06/27/04        06/27/04
    Q82/U56                           5.0400       07/27/04        07/27/04
      25                              7.2500          .0000           .0000
    A                                10.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5419010                           9.3700        158,950.00        100
    DILWORTH            ROLLIN        9.3700        158,707.05         ZZ
                                      8.8700          1,321.49         1
                                     15.3700          1,321.49         85
    FRANKFORT       IL    60423      14.8700       06/26/01
    0433087301                        9.3700       08/02/01            23
    106186990552                      8.8700       07/02/31            0
    0                                 7.3700       07/02/04        07/02/04
1


    Q82/U56                           6.8700       08/02/04        08/02/04
      25                              9.3700          .0000           .0000
    A                                12.3700            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5419011                           9.3800         28,000.00        100
    HERNANDEZ           MICHAEL       9.3800         27,971.63         ZZ
                                      8.8800            233.00         2
                                     15.3800            233.00         60
    KANSAS CITY     MO    64127      14.8800       07/31/01
    0433086899                        9.3800       09/01/01            00
    106209292044                      8.8800       08/01/31            0
    0                                 6.0300       08/01/03        08/01/03
    Q82/U56                           5.5300       09/01/03        09/01/03
      25                              9.3800          .0000           .0000
    A                                12.3800            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5419012                           9.2300         93,500.00        100
    YOUNG               RANDY         9.2300         93,402.27         ZZ
                                      8.7300            767.85         1
                                     15.2300            767.85         82
    PHOENIX         AZ    85032      14.7300       07/06/01
    0433087327                        9.2300       09/01/01            23
    106287391582                      8.7300       08/01/31            0
    0                                 7.6500       08/01/04        08/01/04
    Q82/U56                           7.1500       09/01/04        09/01/04
      25                              9.2300          .0000           .0000
    A                                12.2300            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5419013                           8.5500        325,000.00        100
    RYAN                A             8.5500        324,411.21         ZZ
                                      8.0500          2,510.50         1
                                     14.5500          2,510.50         73
    SANDWICH        MA    02563      14.0500       06/28/01
1


    0433086907                        8.5500       08/03/01            00
    106581090904                      8.0500       07/03/31            0
    0                                 6.9900       07/03/03        07/03/03
    Q82/U56                           6.4900       08/03/03        08/03/03
      25                              8.5500          .0000           .0000
    A                                11.5500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5419014                           8.6900        121,500.00        100
    NELSON              MICKEY        8.6900        121,286.12         ZZ
                                      8.1900            950.64         1
                                     14.6900            950.64         90
    YORKTOWN        IN    47396      14.1900       06/29/01
    0433087350                        8.6900       08/05/01            23
    106585291818                      8.1900       07/05/31            0
    0                                 6.9800       07/05/04        07/05/04
    Q82/U56                           6.4800       08/05/04        08/05/04
      25                              8.6900          .0000           .0000
    A                                11.6900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5419016                          10.9900        143,650.00        100
    GRIGGS              MERLE        10.9900        143,494.57         ZZ
                                     10.4900          1,366.93         1
                                     16.9900          1,366.93         85
    EAST CLEVELAND  OH    44112      16.4900       07/02/01
    0433087368                       10.9900       08/09/01            23
    106742391222                     10.4900       07/09/31            0
    0                                10.0200       07/09/04        07/09/04
    Q82/U56                           9.5200       08/09/04        08/09/04
      25                             10.9900          .0000           .0000
    A                                13.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5419017                          10.5600         61,600.00        100
    HOLLIMON_JR         BILL         10.5600         61,526.85         ZZ
1


                                     10.0600            566.25         1
                                     16.5600            566.25         80
    PETERSBURG      VA    23803      16.0600       07/13/01
    0433086931                       10.5600       08/18/01            00
    106749992944                     10.0600       07/18/31            0
    0                                 9.5600       07/18/03        07/18/03
    Q82/U56                           9.0600       08/18/03        08/18/03
      25                             10.5600          .0000           .0000
    A                                13.5600            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5419018                          10.1600         47,200.00        100
    BISHOP              MARY         10.1600         47,138.94         ZZ
                                      9.6600            419.81         1
                                     16.1600            419.81         80
    ISHPEMING       MI    49849      15.6600       07/11/01
    0433086956                       10.1600       08/16/01            00
    106751091893                      9.6600       07/16/31            0
    0                                 9.2500       07/16/03        07/16/03
    Q82/U56                           8.7500       08/16/03        08/16/03
      25                             10.1600          .0000           .0000
    A                                13.1600            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5419019                          10.0800         59,500.00        100
    RENNICKER           CHRISTINA    10.0800         59,394.84         ZZ
                                      9.5800            525.68         1
                                     16.0800            525.68         85
    DENNISON        OH    44621      15.5800       06/15/01
    0433087392                       10.0800       07/20/01            23
    106954289487                      9.5800       06/20/31            0
    0                                 7.8700       06/20/03        06/20/03
    Q82/U56                           7.3700       07/20/03        07/20/03
      25                             10.0800          .0000           .0000
    A                                13.0800            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5419020                           9.8000         63,200.00        100
    DIEHL               DEANNA        9.8000         63,081.86         ZZ
                                      9.3000            545.31         1
                                     15.8000            545.31         80
    FRANKLIN        KY    42134      15.3000       06/19/01
    0433087418                        9.8000       07/25/01            00
    106987789572                      9.3000       06/25/31            0
    0                                 7.8700       06/25/04        06/25/04
    Q82/U56                           7.3700       07/25/04        07/25/04
      25                              9.8000          .0000           .0000
    A                                12.8000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5419021                           8.9000        116,100.00        100
    TERRELL             JOHN          8.9000        115,904.30         ZZ
                                      8.4000            925.83         1
                                     14.9000            925.83         90
    SCOTTSBURG      IN    47170      14.4000       07/10/01
    0433087442                        8.9000       08/16/01            23
    107098691762                      8.4000       07/16/31            0
    0                                 5.5500       07/16/03        07/16/03
    Q82/U56                           5.0500       08/16/03        08/16/03
      25                              8.9000          .0000           .0000
    A                                11.9000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5419022                           8.3000        272,000.00        100
    BARAJAS             ANTONIO       8.3000        271,655.44         ZZ
                                      7.8000          2,053.02         2
                                     14.3000          2,053.02         85
    CHICAGO         IL    60625      13.8000       07/30/01
    0433087459                        8.3000       09/03/01            23
    107232193969                      7.8000       08/03/31            0
    0                                 6.3000       08/03/04        08/03/04
    Q82/U56                           5.8000       09/03/04        09/03/04
      25                              8.3000          .0000           .0000
    A                                11.3000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5419023                           9.7600        117,600.00        100
    THORNTON            CECILIA       9.7600        117,433.63         ZZ
                                      9.2600          1,011.23         1
                                     15.7600          1,011.23         80
    NAPERVILLE      IL    60540      15.2600       07/24/01
    0433086964                        9.7600       08/30/01            00
    107233292255                      9.2600       07/30/31            0
    0                                 7.7600       07/30/04        07/30/04
    Q82/U56                           7.2600       08/30/04        08/30/04
      25                              9.7600          .0000           .0000
    A                                12.7600            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5419024                          10.5000         79,200.00        100
    RUIZ                MICHAEL      10.5000         79,136.76         ZZ
                                     10.0000            724.48         1
                                     16.5000            724.48         80
    PHOENIX         AZ    85043      16.0000       07/26/01
    0433086972                       10.5000       09/01/01            00
    107317093646                     10.0000       08/01/31            0
    0                                 7.7600       08/01/04        08/01/04
    Q82/U56                           7.2600       09/01/04        09/01/04
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5419025                           8.8400         75,000.00        100
    TAYLOR              GEOFFREY      8.8400         74,871.98         ZZ
                                      8.3400            594.86         3
                                     14.8400            594.86         84
    NEW LONDON      CT    06320      14.3400       07/26/01
    0433087475                        8.8400       09/01/01            23
    107402892734                      8.3400       08/01/31            0
    0                                 6.3400       08/01/04        08/01/04
    Q82/U56                           5.8400       09/01/04        09/01/04
      25                              8.8400          .0000           .0000
    A                                11.8400            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5419026                           9.4200        142,800.00        100
    VALENZUELA          JOSE          9.4200        142,656.56         ZZ
                                      8.9200          1,192.42         3
                                     15.4200          1,192.42         85
    STOCKTON        CA    95203      14.9200       07/26/01
    0433087483                        9.4200       09/01/01            23
    107590893487                      8.9200       08/01/31            0
    0                                 6.4200       08/01/04        08/01/04
    Q82/U56                           5.9200       09/01/04        09/01/04
      25                              9.4200          .0000           .0000
    A                                12.4200            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5419027                           8.7400        114,750.00        100
    SANDERS             ANDREA        8.7400        114,550.08         ZZ
                                      8.2400            901.92         3
                                     14.7400            901.92         85
    MERIDEN         CT    06450      14.2400       07/19/01
    0433087491                        8.7400       08/19/01            23
    107592492338                      8.2400       07/19/31            0
    0                                 8.0400       07/19/04        07/19/04
    Q82/U56                           7.5400       08/19/04        08/19/04
      25                              8.7400          .0000           .0000
    A                                11.7400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5419148                          10.4900        161,500.00        100
    HULLINGER           JANE         10.4900        161,435.68         ZZ
                                      9.9900          1,476.10         1
                                     17.4900          1,476.10         85
    VERNAL          UT    84078      16.9900       08/01/01
    0433100070                       10.4900       10/01/01            23
    015095                            9.9900       09/01/31            0
    0                                 9.3400       09/01/04        09/01/04
1


    E78/U57                           8.8400       10/01/04        10/01/04
      25                             10.4900          .0000           .0000
    A                                13.4900            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5431025                          10.9900        445,500.00        100
    KHOUDIKIAN          THOMAS       10.9900        445,180.16         ZZ
                                     10.4900          4,239.23         1
                                     17.9900          4,239.23         90
    GLENDALE        CA    91207      17.4900       07/31/01
    0433112158                       10.9900       09/01/01            23
    1560003750                       10.4900       08/01/31            0
    0                                 7.0000       08/01/04        08/01/04
    N67/U56                           6.5000       09/01/04        09/01/04
      25                             10.9900          .0000           .0000
    A                                13.9900            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5433618                           6.3750        200,000.00        100
    BRENNER             ARIN          6.3750        199,814.76         ZZ
                                      6.1250          1,247.74         1
                                     12.3750          1,247.74         64
    PORTLAND        OR    97213      12.1250       08/09/01
    0433147766                         .0000       10/01/01            00
    85600310353A                       .0000       09/01/31            0
    0                                 2.7500       09/01/04        09/01/04
    624/U57                           2.5000       10/01/04        10/01/04
      45                              4.3750          .0000           .0000
    A                                 8.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5440741                           9.9900         93,500.00        100
    HANNA               CHRISTEN      9.9900         93,416.75         ZZ
                                      9.4900            819.84         1
                                     15.9900            819.84         83
    ATLANTA         GA    30311      15.4900       07/26/01
1


    0433108594                        9.9900       09/01/01            23
    211266                            9.4900       08/01/31            0
    0                                 7.8900       08/01/03        08/01/03
    L99/U57                           7.3900       09/01/03        09/01/03
      45                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5444290                          10.5500         82,650.00        100
    KINSEY              BARBARA      10.5500         82,399.35         ZZ
                                     10.0500            759.13         1
                                     16.5500            759.13         95
    NEW ORLEANS     LA    70126      16.0500       04/04/01
    0433102209                         .0000       05/01/01            23
    800798597                          .0000       04/01/31            0
    0                                 7.8600       04/01/03        04/01/03
    U59/U57                           7.3600       05/01/03        05/01/03
      25                             10.5500          .0000           .0000
    A                                13.5500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5444369                          11.0500        134,400.00        100
    MARSELLA            LOUIS        11.0500        134,158.54         ZZ
                                     10.5500          1,285.01         1
                                     17.0500          1,285.01         80
    LINCOLN         RI    02865      16.5500       04/06/01
    0433102092                         .0000       06/01/01            00
    800815621                          .0000       05/01/31            0
    0                                 8.0000       05/01/03        05/01/03
    U59/U57                           7.5000       06/01/03        06/01/03
      25                             11.0500          .0000           .0000
    A                                14.0500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5444741                          12.4500         68,000.00        100
    PERRY               MICHAEL      12.4500         67,872.91         ZZ
1


                                     11.9500            723.10         1
                                     18.4500            723.10         80
    INDIANAPOLIS    IN    46226      17.9500       02/27/01
    0433102308                         .0000       04/01/01            00
    800781703                          .0000       03/01/31            0
    0                                 8.0000       03/01/03        03/01/03
    U59/U57                           7.5000       04/01/03        04/01/03
      25                             12.4500          .0000           .0000
    A                                15.4500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5449015                          11.3750         63,000.00        100
    JOHNSON             ONTARIO      11.3750         62,979.30         ZZ
                                     10.8750            617.89         1
                                     17.3750            617.89         90
    LATANA          FL    33462      17.1250       08/08/01
    0433128105                       11.3750       10/01/01            00
    0102194305                       11.1250       09/01/31            0
    0                                 8.7500       09/01/03        09/01/03
    Q64/U57                           8.2500       10/01/03        10/01/03
      25                             11.3750          .0000           .0000
    A                                14.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5449018                          11.0000        130,500.00        100
    MOLFETAS            GEORGE       11.0000        130,453.46         ZZ
                                     10.5000          1,242.79         1
                                     17.0000          1,242.79         90
    NEW SMYRNA BEA  FL    32168      16.5000       08/06/01
    0433131067                       11.0000       10/01/01            23
    0102232006                       10.5000       09/01/31            0
    0                                 8.6250       09/01/03        09/01/03
    Q64/U57                           8.1250       10/01/03        10/01/03
      25                             11.0000          .0000           .0000
    A                                14.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5449023                           9.7500        110,600.00        100
    METZ SR             WILLIAM       9.7500        110,496.38         ZZ
                                      9.2500            950.23         1
                                     15.7500            950.23         90
    COLUMBIA        SC    29223      15.2500       08/01/01
    0433131026                        9.7500       09/01/01            23
    0102240801                        9.2500       08/01/31            0
    0                                 8.6250       08/01/03        08/01/03
    Q64/U57                           8.1250       09/01/03        09/01/03
      25                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5464248                          10.0000        108,800.00        100
    GARCIA              ELSY         10.0000        108,703.34         ZZ
                                      9.5000            954.80         1
                                     16.0000            954.80         85
    KISSIMMEE       FL    34759      15.5000       07/13/01
    0433107364                       10.0000       09/01/01            23
    1060014                           9.5000       08/01/31            0
    0                                 6.8800       08/01/04        08/01/04
    R84/U57                           6.3800       09/01/04        09/01/04
      25                             10.0000          .0000           .0000
    A                                13.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5473923                          11.1250        130,000.00        100
    GRIFFIN             LARRY        11.1250        129,330.97         ZZ
                                     10.6250          1,250.32         1
                                     18.1250          1,250.32         80
    SEATTLE         WA    98178      17.6250       09/05/00
    0433111200                       11.1250       10/01/00            00
    0000558112                       10.6250       09/01/30            0
    0                                 7.2500       09/01/03        09/01/03
    E63/U57                           6.7500       10/01/03        10/01/03
      45                             11.1250          .0000           .0000
    A                                14.1250            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5473924                          11.5000         33,250.00        100
    SNYDER              DEWEY        11.5000         33,184.71         ZZ
                                     11.0000            329.27         1
                                     18.5000            329.27         95
    KNOXVILLE       TN    37921      18.0000       03/20/01
    0433111069                       11.5000       05/01/01            23
    1000001386                       11.0000       04/01/31            0
    0                                 7.8750       04/01/04        04/01/04
    E63/U57                           7.3750       05/01/04        05/01/04
      45                             11.5000          .0000           .0000
    A                                14.5000            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5473926                          11.7490         49,500.00        100
    KING                CAROL        11.7490         49,422.10         ZZ
                                     11.2490            499.62         1
                                     18.7490            499.62         90
    ROANOKE         VA    24013      18.2490       04/04/01
    0433111093                       11.7490       06/01/01            23
    1000002563                       11.2490       05/01/31            0
    0                                 7.7400       05/01/04        05/01/04
    E63/U57                           7.2400       06/01/04        06/01/04
      45                             11.7490          .0000           .0000
    A                                14.7490            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5473929                           9.3750        350,000.00        100
    TIZOC               GERMAN        9.3750        349,284.69         ZZ
                                      8.8750          2,911.12         1
                                     16.3750          2,911.12         79
    SAN JOSE        CA    95112      15.8750       05/16/01
    0433111283                        9.3750       07/01/01            00
    1000005188                        8.8750       06/01/31            0
    0                                 6.1150       06/01/04        06/01/04
    E63/U57                           5.6150       07/01/04        07/01/04
      45                              9.3750          .0000           .0000
    A                                12.3750            6              6
1


      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5473931                          10.6250         42,400.00        100
    WAUGH               SANDRA       10.6250         42,313.40         ZZ
                                     10.1250            391.82         1
                                     17.6250            391.82         80
    TACOMA          WA    98405      17.1250       05/25/01
    0433111309                       10.6250       07/01/01            00
    1000005533                       10.1250       06/01/31            0
    0                                 6.5000       06/01/04        06/01/04
    E63/U57                           6.0000       07/01/04        07/01/04
      45                             10.6250          .0000           .0000
    A                                13.6250            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5473933                          11.7500         32,700.00        100
    PERKINS             FELONESE     11.7500         32,669.74         ZZ
                                     11.2500            330.08         1
                                     18.7500            330.08         85
    PITTSBURGH      PA    15208      18.2500       06/08/01
    0433111127                       11.7500       08/01/01            23
    1000006948                       11.2500       07/01/31            0
    0                                 7.2490       07/01/03        07/01/03
    E63/U57                           6.7490       08/01/03        08/01/03
      45                             11.7500          .0000           .0000
    A                                14.7500            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    5473934                           9.7500         79,900.00        100
    GROFF               ROBERT        9.7500         79,787.25         ZZ
                                      9.2500            686.46         1
                                     16.7500            686.46         80
    EASTON          PA    18042      16.2500       06/12/01
    0433111341                        9.7500       08/01/01            00
    1000007825                        9.2500       07/01/31            0
    0                                 5.2400       07/01/04        07/01/04
1


    E63/U57                           4.7400       08/01/04        08/01/04
      45                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5473935                          10.6250         87,500.00        100
    TRAYLOR             MARGIE       10.6250         87,397.55         ZZ
                                     10.1250            808.59         1
                                     17.6250            808.59         70
    OAKLAND         CA    94603      17.1250       06/27/01
    0433111358                       10.6250       08/01/01            00
    1000008399                       10.1250       07/01/31            0
    0                                 8.1250       07/01/03        07/01/03
    E63/U57                           7.6250       08/01/03        08/01/03
      45                             10.6250          .0000           .0000
    A                                13.6250            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5473938                           9.2500        101,000.00        100
    WALKER              WALTER        9.2500        100,508.68         ZZ
                                      8.7500            830.90         1
                                     16.2500            830.90         80
    CINCINNATI      OH    45211      15.7500       12/26/00
    0433111408                         .0000       02/01/01            00
    2000009958                         .0000       01/01/31            0
    0                                 5.1250       01/01/04        01/01/04
    E63/U57                           4.6250       02/01/04        02/01/04
      45                              9.2500          .0000           .0000
    A                                12.2500            6              6
      360                               R            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5473939                          10.5000        110,400.00        100
    CHIRAKOS            CATHERINE    10.5000        110,084.74         ZZ
                                     10.0000          1,009.87         1
                                     17.5000          1,009.87         80
    DUBLIN          OH    43017      17.0000       02/22/01
1


    0433111416                       10.5000       04/01/01            00
    2000011268                       10.0000       03/01/31            0
    0                                 6.6250       03/01/04        03/01/04
    E63/U57                           6.1250       04/01/04        04/01/04
      45                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5473940                           9.0000        155,250.00        100
    CHODOS              MAX           9.0000        154,553.49         ZZ
                                      8.5000          1,249.18         1
                                     16.0000          1,249.18         75
    VISTA           CA    92083      15.5000       01/18/01
    0433111432                        9.0000       03/01/01            00
    2000014672                        8.5000       02/01/31            0
    0                                 4.8750       02/01/04        02/01/04
    E63/U57                           4.3750       03/01/04        03/01/04
      45                              9.0000          .0000           .0000
    A                                12.0000            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5473941                           9.8750         82,400.00        100
    MENDOZA             JUAN          9.8750         82,131.39         ZZ
                                      9.3750            715.52         1
                                     16.8750            715.52         80
    MESA            AZ    85210      16.3750       02/28/01
    0433111440                        9.8750       04/01/01            00
    2000039115                        9.3750       03/01/31            0
    0                                 6.0000       03/01/04        03/01/04
    E63/U57                           5.5000       04/01/04        04/01/04
      45                              9.8750          .0000           .0000
    A                                12.8750            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5473942                          10.5000         95,900.00        100
    JAYCOX              WILLIAM      10.5000         95,575.09         ZZ
1


                                     10.0000            877.23         1
                                     17.5000            877.23         80
    GLENDALE        AZ    85302      17.0000       03/16/01
    0433111457                       10.5000       05/01/01            00
    2000045925                       10.0000       04/01/31            0
    0                                 6.8750       04/01/04        04/01/04
    E63/U57                           6.3750       05/01/04        05/01/04
      45                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5478776                          10.8750        212,000.00        100
    BOYER               LINDA        10.8750        211,523.25         ZZ
                                     10.3750          1,998.93         2
                                     17.8750          1,998.93         80
    REVERE          MA    02151      17.3750       03/22/01
    0433111549                       10.8750       05/01/01            00
    1000000751                       10.3750       04/01/31            0
    0                                 6.5000       04/01/04        04/01/04
    E63/U57                           6.0000       05/01/04        05/01/04
      45                             10.8750          .0000           .0000
    A                                13.8750            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5478777                          10.1250         72,000.00        100
    RAS                 DANYEL       10.1250         71,808.00         ZZ
                                      9.6250            638.51         1
                                     17.1250            638.51         83
    NORFOLK         VA    23502      16.6250       03/26/01
    0433111630                       10.1250       05/01/01            23
    1000002138                        9.6250       04/01/31            0
    0                                 6.4900       04/01/04        04/01/04
    E63/U57                           5.9900       05/01/04        05/01/04
      45                             10.1250          .0000           .0000
    A                                13.1250            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5478778                          10.7500        148,800.00        100
    LAUREANO            ROBERTO      10.7500        148,572.89         ZZ
                                     10.2500          1,389.02         2
                                     17.7500          1,389.02         80
    CHICAGO         IL    60639      17.2500       05/23/01
    0433111598                       10.7500       07/01/01            00
    1000004535                       10.2500       06/01/31            0
    0                                 7.8750       06/01/04        06/01/04
    E63/U57                           7.3750       07/01/04        07/01/04
      45                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5478779                           8.0000        190,000.00        100
    EUL                 JEFFREY       8.0000        189,665.11         ZZ
                                      7.5000          1,394.15         1
                                     15.0000          1,394.15         64
    ROSEMOUNT       MN    55068      14.5000       07/05/01
    0433111580                        8.0000       09/01/01            00
    2000071264                        7.5000       08/01/31            0
    0                                 4.6250       08/01/04        08/01/04
    E63/U57                           4.1250       09/01/04        09/01/04
      45                              8.0000          .0000           .0000
    A                                11.0000            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5483825                          10.2000        137,700.00        100
    ESPINOZA            RICHARD      10.2000        137,582.76         ZZ
                                      9.7000          1,228.82         1
                                     16.2000          1,228.82         84
    LAPORTE         CO    80535      15.7000       07/20/01
    0433170925                         .0000       09/01/01            23
    01070011                           .0000       08/01/31            0
    0                                 6.0000       08/01/03        08/01/03
    U19/U57                           5.5000       09/01/03        09/01/03
      25                             10.2000          .0000           .0000
    A                                13.2000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5485173                          10.8500         75,200.00        100
    EVATT               BAXTER       10.8500         74,825.85         ZZ
                                     10.3500            707.64         1
                                     16.8500            707.64         80
    SANTA CLARA     NM    88026      16.3500       02/08/01
    0433114246                       10.8500       04/01/01            00
    105710                           10.3500       03/01/31            0
    0                                 6.5000       03/01/04        03/01/04
    M50/U57                           6.0000       04/01/04        04/01/04
      25                             10.8500          .0000           .0000
    A                                13.8500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5485175                          11.1500         66,400.00        100
    LOVICK              LARRY        11.1500         66,353.96         ZZ
                                     10.6500            639.88         1
                                     17.1500            639.88         80
    FALCON          NC    28342      16.6500       07/09/01
    0433114345                       11.1500       09/01/01            00
    176644                           10.6500       08/01/31            0
    0                                 7.0000       08/01/03        08/01/03
    M50/U57                           6.5000       09/01/03        09/01/03
      25                             11.1500          .0000           .0000
    A                                13.1500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5485176                          10.9000         72,000.00        100
    GADDY_JR            THEODIST     10.9000         71,866.39         ZZ
                                     10.4000            680.24         1
                                     16.9000            680.24         75
    HOPE MILLS      NC    28348      16.4000       04/09/01
    0433114352                       10.9000       06/01/01            00
    186062                           10.4000       05/01/31            0
    0                                 6.0000       05/01/03        05/01/03
    M50/U57                           5.5000       06/01/03        06/01/03
      25                             10.9000          .0000           .0000
    A                                12.9000            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    5485177                          12.5000        104,400.00        100
    WHITSON             GRACE        12.5000        104,147.88         ZZ
                                     12.0000          1,114.22         1
                                     18.5000          1,114.22         90
    ST LOUIS PARK   MN    55416      18.0000       03/22/01
    0433114360                       12.5000       05/01/01            23
    201440                           12.0000       04/01/31            0
    0                                 6.5000       04/01/04        04/01/04
    M50/U57                           6.0000       05/01/04        05/01/04
      25                             12.5000          .0000           .0000
    A                                15.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    5485178                          10.8500         76,500.00        100
    MCMORRIS            BRYANT       10.8500         76,259.99         ZZ
                                     10.3500            719.87         1
                                     16.8500            719.87         83
    CHICAGO         IL    60636      16.3500       02/28/01
    0433114378                       10.8500       04/01/01            23
    215913                           10.3500       03/01/31            0
    0                                 7.7500       03/01/03        03/01/03
    M50/U57                           7.2500       04/01/03        04/01/03
      25                             10.8500          .0000           .0000
    A                                12.8500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5485179                          10.8000        114,750.00        100
    HEIGHT              EFFIE        10.8000        114,532.43         ZZ
                                     10.3000          1,075.49         2
                                     16.8000          1,075.49         85
    CHICAGO         IL    60609      16.3000       04/02/01
    0433114386                       10.8000       06/01/01            23
    225811                           10.3000       05/01/31            0
    0                                 6.0000       05/01/04        05/01/04
1


    M50/U57                           5.5000       06/01/04        06/01/04
      25                             10.8000          .0000           .0000
    A                                13.8000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5485180                          11.6500        149,600.00        100
    NEAL                GARY         11.6500        149,412.24         ZZ
                                     11.1500          1,498.63         1
                                     17.6500          1,498.63         85
    SOUTH ELGIN     IL    60177      17.1500       05/23/01
    0433114402                       11.6500       07/01/01            23
    226375                           11.1500       06/01/31            0
    0                                 7.3000       06/01/03        06/01/03
    M50/U57                           6.8000       07/01/03        07/01/03
      25                             11.6500          .0000           .0000
    A                                13.6500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5485181                          12.5000         40,500.00        100
    BANKS               CLARISSA     12.5000         40,457.90         ZZ
                                     12.0000            432.24         1
                                     18.5000            432.24         90
    CHICAGO         IL    60649      18.0000       05/18/01
    0433114436                       12.5000       07/01/01            23
    226379                           12.0000       06/01/31            0
    0                                 6.5000       06/01/04        06/01/04
    M50/U57                           6.0000       07/01/04        07/01/04
      25                             12.5000          .0000           .0000
    A                                15.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5485182                          13.8500         34,200.00        100
    MUGGERIDGE          IVAN         13.8500         34,146.32         ZZ
                                     13.3500            401.17         2
                                     19.8500            401.17         90
    INDIANAPOLIS    IN    46219      19.3500       01/26/01
1


    0433114444                         .0000       03/01/01            23
    235658                             .0000       02/01/31            0
    0                                 6.7500       02/01/04        02/01/04
    M50/U57                           6.2500       03/01/04        03/01/04
      25                             13.8500          .0000           .0000
    A                                16.8500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5485183                          13.8500         27,000.00        100
    MUGGERIDGE          IVAN         13.8500         26,957.57         ZZ
                                     13.3500            316.72         2
                                     19.8500            316.72         90
    INDIANAPOLIS    IN    46219      19.3500       01/26/01
    0433114451                         .0000       03/01/01            23
    235659                             .0000       02/01/31            0
    0                                 6.7500       02/01/04        02/01/04
    M50/U57                           6.2500       03/01/04        03/01/04
      25                             13.8500          .0000           .0000
    A                                16.8500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5485184                          13.8500         38,700.00        100
    MUGGERIDGE          IVAN         13.8500         38,639.20         ZZ
                                     13.3500            453.96         1
                                     19.8500            453.96         90
    INDIANAPOLIS    IN    46219      19.3500       01/26/01
    0433114469                         .0000       03/01/01            23
    235660                             .0000       02/01/31            0
    0                                 6.7500       02/01/04        02/01/04
    M50/U57                           6.2500       03/01/04        03/01/04
      25                             13.8500          .0000           .0000
    A                                16.8500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5485185                          11.3000         46,750.00        100
    HOOTEN              CARMEN       11.3000         46,670.40         ZZ
1


                                     10.8000            455.85         1
                                     17.3000            455.85         85
    INDIANAPOLIS    IN    46208      16.8000       04/27/01
    0433114485                       11.3000       06/01/01            23
    236215                           10.8000       05/01/31            0
    0                                 6.0000       05/01/03        05/01/03
    M50/U57                           5.5000       06/01/03        06/01/03
      25                             11.3000          .0000           .0000
    A                                13.3000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5485187                          13.6000         69,300.00        100
    JONES               EDWARD       13.6000         69,242.94         ZZ
                                     13.1000            799.23         4
                                     19.6000            799.23         90
    DETROIT         MI    48206      19.1000       05/02/01
    0433114493                       13.6000       07/01/01            23
    275993                           13.1000       06/01/31            0
    0                                 6.5000       06/01/04        06/01/04
    M50/U57                           6.0000       07/01/04        07/01/04
      25                             13.6000          .0000           .0000
    A                                16.6000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5486089                          11.7000        197,200.00        100
    KRUEGER             STEVE        11.7000        196,892.53         ZZ
                                     11.2000          1,983.01         1
                                     17.7000          1,983.00         85
    CHICAGO         IL    60634      17.2000       04/12/01
    0433115987                       11.7000       06/01/01            23
    0507413922                       11.2000       05/01/31            0
    0                                 6.3500       05/01/03        05/01/03
    E47/U57                           5.8500       06/01/03        06/01/03
      25                             11.7000          .0000           .0000
    A                                14.7000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5486090                           9.5000        344,000.00        100
    MONTILLA_JR         OSCAR         9.5000        343,140.45         ZZ
                                      9.0000          2,892.54         1
                                     15.5000          2,892.54        100
    CARSON          CA    90745      15.0000       04/24/01
    0433115995                        9.5000       06/01/01            23
    0521175913                        9.0000       05/01/31            0
    0                                 5.5000       05/01/03        05/01/03
    E47/U57                           5.0000       06/01/03        06/01/03
      25                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5486092                          11.8500        100,500.00        100
    ARDON               JUAN         11.8500        100,253.76         ZZ
                                     11.3500          1,022.17         1
                                     17.8500          1,022.17         75
    WAUKEGAN        IL    60085      17.3500       01/03/01
    0433116175                       11.8500       03/01/01            00
    1410113317                       11.3500       02/01/31            0
    0                                 7.4500       02/01/03        02/01/03
    E47/U57                           6.9500       03/01/03        03/01/03
      25                             11.8500          .0000           .0000
    A                                14.8500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5486093                          10.7500        382,500.00        100
    BHATTI              SHAMAS       10.7500        381,766.94         ZZ
                                     10.2500          3,570.57         1
                                     16.7500          3,570.57         90
    DARIEN          IL    60561      16.2500       04/26/01
    0433116035                       10.7500       06/01/01            23
    1410364317                       10.2500       05/01/31            0
    0                                 5.7500       05/01/03        05/01/03
    E47/U57                           5.2500       06/01/03        06/01/03
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5486094                           9.8500        118,800.00        100
    BERGER              CHARLES       9.8500        118,580.25         ZZ
                                      9.3500          1,029.42         1
                                     15.8500          1,029.41         90
    WADSWORTH       OH    44281      15.3500       05/16/01
    0433116050                        9.8500       07/01/01            23
    1411166317                        9.3500       06/01/31            0
    0                                 5.8500       06/01/03        06/01/03
    E47/U57                           5.3500       07/01/03        07/01/03
      25                              9.8500          .0000           .0000
    A                                12.8500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5486095                           9.7500        106,700.00        100
    LEKUS               ERIC          9.7500        106,395.17         ZZ
                                      9.2500            916.72         1
                                     15.7500            916.72        100
    MANASSAS        VA    20109      15.2500       03/27/01
    0433116068                        9.7500       05/01/01            23
    2114726112                        9.2500       04/01/31            0
    0                                 6.2500       04/01/03        04/01/03
    E47/U57                           5.7500       05/01/03        05/01/03
      25                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5486096                          11.5000         68,400.00        100
    BOUTWELL            ORVILLE      11.5000         68,195.55         ZZ
                                     11.0000            677.36         2
                                     17.5000            677.36         90
    CLINTON         IA    52732      17.0000       12/21/00
    0433116084                       11.5000       02/01/01            23
    4316932426                       11.0000       01/01/31            0
    0                                 7.1000       01/01/04        01/01/04
    E47/U57                           6.6000       02/01/04        02/01/04
      25                             11.5000          .0000           .0000
    A                                14.5000            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5486097                          11.7500         55,250.00        100
    HALL                DARREN       11.7500         55,164.80         ZZ
                                     11.2500            557.70         1
                                     17.7500            557.70         85
    HUGHES SPRINGS  TX    75656      17.2500       04/11/01
    0433116092                       11.7500       06/01/01            23
    4318774426                       11.2500       05/01/31            0
    0                                 7.7500       05/01/04        05/01/04
    E47/U57                           7.2500       06/01/04        06/01/04
      25                             11.7500          .0000           .0000
    A                                14.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5486098                          11.7500         51,800.00        100
    MOORE               HELEN        11.7500         51,703.64         ZZ
                                     11.2500            522.88         1
                                     17.7500            522.88         85
    HONOBIA         OK    74549      17.2500       03/19/01
    0433116100                       11.7500       05/01/01            23
    4319593426                       11.2500       04/01/31            0
    0                                 7.7500       04/01/04        04/01/04
    E47/U57                           7.2500       05/01/04        05/01/04
      25                             11.7500          .0000           .0000
    A                                14.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5486099                          12.4000         41,900.00        100
    GUERIN              ROGER        12.4000         41,827.86         ZZ
                                     11.9000            443.94         1
                                     18.4000            443.93         80
    NEW ROADS       LA    70760      17.9000       03/29/01
    0433116217                       12.4000       05/01/01            00
    4319656426                       11.9000       04/01/31            0
    0                                 8.4000       04/01/03        04/01/03
1


    E47/U57                           7.9000       05/01/03        05/01/03
      25                             12.4000          .0000           .0000
    A                                15.4000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    5486100                          12.2500         55,300.00        100
    ISTNICK             BILL         12.2500         55,223.61         ZZ
                                     11.7500            579.49         1
                                     18.2500            579.49         70
    CANTON          TX    75103      17.7500       04/11/01
    0433116233                       12.2500       06/01/01            00
    4320509426                       11.7500       05/01/31            0
    0                                 8.2500       05/01/03        05/01/03
    E47/U57                           7.7500       06/01/03        06/01/03
      25                             12.2500          .0000           .0000
    A                                15.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5486101                          12.2500         45,000.00        100
    LEONARD             MOLLIE       12.2500         44,309.78         ZZ
                                     11.7500            471.56         1
                                     18.2500            471.56         75
    TYLER           TX    75705      17.7500       04/25/01
    0433116241                       12.2500       06/01/01            00
    4321325426                       11.7500       05/01/31            0
    0                                 8.2500       05/01/03        05/01/03
    E47/U57                           7.7500       06/01/03        06/01/03
      25                             12.2500          .0000           .0000
    A                                15.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5486103                          11.9900         85,000.00        100
    BELCIK              DONALD       11.9900         84,901.01         ZZ
                                     11.4900            873.67         1
                                     17.9900            873.67         80
    SAN ANTONIO     TX    78209      17.4900       05/17/01
1


    0433116258                       11.9900       07/01/01            00
    4323130426                       11.4900       06/01/31            0
    0                                 7.9900       06/01/03        06/01/03
    E47/U57                           7.4900       07/01/03        07/01/03
      25                             11.9900          .0000           .0000
    A                                14.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5486104                          11.8000         32,000.00        100
    GARCIA              MARIA        11.8000         31,961.14         ZZ
                                     11.3000            324.24         1
                                     17.8000            324.24         80
    HOUSTON         TX    77055      17.3000       05/14/01
    0433116266                       11.8000       07/01/01            00
    4323656426                       11.3000       06/01/31            0
    0                                 7.8000       06/01/03        06/01/03
    E47/U57                           7.3000       07/01/03        07/01/03
      25                             11.8000          .0000           .0000
    A                                14.8000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5486105                          10.8750         73,600.00        100
    YOUNG               RICHARD      10.8750         73,462.69         ZZ
                                     10.3750            693.97         1
                                     16.8750            693.97         80
    DETROIT         MI    48235      16.3750       04/18/01
    0433116274                       10.8750       06/01/01            00
    4778841                          10.3750       05/01/31            0
    0                                 6.5750       05/01/03        05/01/03
    E47/U57                           6.0750       06/01/03        06/01/03
      25                             10.8750          .0000           .0000
    A                                13.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5490343                           7.8750         99,800.00        100
    KELLY               MICHAEL       7.8750         99,432.67         ZZ
1


                                      7.3750            790.32         1
                                     14.7500            729.96         70
    OKATIE          SC    29910      14.2500       05/01/01
    161003789                          .0000       06/01/01            00
    161003789                          .0000       06/01/30            0
    0                                 3.7500       06/01/01        06/01/02
    926/926                           3.2500       07/01/01        07/01/02
      45                              6.7500          .0000           .0000
    A                                10.7500           12             12
      349                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              01          05/01/01
        .0000                           05             E           02/21/05
                                        N             .8750


    5490345                           7.2500        501,450.00        100
    CAGLAYAN            MURAT         7.2500        500,168.44         ZZ
                                      6.7500          3,454.21         1
                                     15.0000          3,454.21         75
    HILTON HEAD IS  SC    29928      14.5000       07/01/01
    161003953                          .0000       08/01/01            00
    161003953                          .0000       07/01/30            0
    0                                 3.5000       07/01/02        07/01/02
    926/926                           3.0000       08/01/02        08/01/02
      45                              7.0000          .0000           .0000
    A                                11.0000           12             12
      348                               1            2.0000          2.0000
       7.7500                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5490346                           8.2500      1,020,000.00        100
    BENARDELLA_III      JOSEPH        8.2500      1,017,944.82         T
                                      7.7500          7,692.87         1
                                     14.2500          7,692.87         59
    HILTON HEAD IS  SC    29928      13.7500       07/01/01
    161004332                          .0000       08/01/01            00
    161004332                          .0000       01/01/31            0
    0                                 3.5000       01/01/02        01/01/02
    926/926                           3.0000       02/01/02        02/01/02
      45                              6.2500          .0000           .0000
    A                                10.2500           12             12
      354                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    5490347                           7.7500        580,000.00        100
    WALDEN              OMI           7.7500        576,331.22         ZZ
                                      7.2500          4,983.10         1
                                     15.7500          4,165.47         63
    HILTON HEAD IS  SC    29928      15.2500       09/25/00
    161113000                          .0000       11/01/00            00
    161113000                          .0000       10/01/30            0
    0                                 3.5000       10/01/01        10/01/02
    926/926                           3.0000       11/01/01        11/01/02
      45                              7.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5490348                           9.5000        120,000.00        100
    DELOACH             JON           9.5000        119,388.23         ZZ
                                      9.0000          1,009.03         1
                                     15.5000          1,009.03         80
    HARDEEVILLE     SC    29927      15.0000       11/01/00
    161113380                          .0000       01/01/01            00
    161113380                          .0000       12/01/30            0
    0                                 3.2500       12/01/01        12/01/01
    926/926                           2.7500       01/01/02        01/01/02
      45                              7.5000          .0000           .0000
    A                                11.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5490349                           8.5000        226,400.00        100
    LENAHAN             DAWN          8.5000        225,461.98         ZZ
                                      8.0000          1,740.83         1
                                     14.5000          1,740.83         90
    BLUFFTON        SC    29910      14.0000       03/02/01
    161114222                          .0000       05/01/01            10
    161114222                          .0000       04/01/31           25
    0                                 3.2500       04/01/02        04/01/02
    926/926                           2.7500       05/01/02        05/01/02
      45                              6.5000          .0000           .0000
    A                                10.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              01          03/01/01
        .0000                           03             E           02/01/06
                                        O             .8750


    5490350                           8.5000        226,100.00        100
    CLEGG               ROYSTON       8.5000        225,263.43         T
                                      8.0000          1,738.52         1
                                     14.5000          1,738.52         70
    HILTON HEAD IS  SC    29928      14.0000       03/29/01
    161114552                          .0000       05/01/01            00
    161114552                          .0000       04/01/31            0
    0                                 3.5000       04/01/02        04/01/02
    926/926                           3.0000       05/01/02        05/01/02
      45                              6.5000          .0000           .0000
    A                                10.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           08             0           00/00/00
                                        O             .0000


    5490351                           8.0000        228,000.00        100
    POLK                JOHN          8.0000        227,381.89         ZZ
                                      7.5000          1,672.99         1
                                     14.0000          1,672.99         80
    HILTON HEAD IS  SC    29928      13.5000       05/23/01
    161115013                          .0000       07/01/01            00
    161115013                          .0000       06/01/31            0
    0                                 3.2500       06/01/02        06/01/02
    926/926                           2.7500       07/01/02        07/01/02
      45                              6.0000          .0000           .0000
    A                                10.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5490354                           8.0000         88,200.00        100
    MOORE               KRISTEN       8.0000         88,021.25         ZZ
                                      7.5000            647.19         1
                                     14.0000            647.19         90
    HILTON HEAD IS  SC    29928      13.5000       06/12/01
    161115211                          .0000       08/01/01            04
    161115211                          .0000       07/01/31           30
    0                                 3.2500       07/01/02        07/01/02
    926/926                           2.7500       08/01/02        08/01/02
      45                              6.0000          .0000           .0000
    A                                10.0000           12             12
1


      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5490355                           8.7500        358,400.00        100
    PRIDE               ROBERT        8.7500        357,566.11         ZZ
                                      8.2500          2,819.54         1
                                     14.7500          2,819.54         63
    MT PLEASANT     SC    29464      14.2500       05/14/01
    161209246                          .0000       07/01/01            00
    161209246                          .0000       06/01/31            0
    0                                 3.7500       06/01/03        06/01/03
    926/926                           3.2500       07/01/03        07/01/03
      45                              6.7500          .0000           .0000
    A                                10.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5490356                           8.5000        169,100.00        100
    COOK                JUDITH        8.5000        168,790.48         T
                                      8.0000          1,300.24         1
                                     14.5000          1,300.24         95
    HILTON HEAD IS  SC    29928      14.0000       06/07/01
    161209303                          .0000       08/01/01            04
    161209303                          .0000       07/01/31           30
    0                                 3.7500       07/01/03        07/01/03
    926/926                           3.2500       08/01/03        08/01/03
      45                              6.5000          .0000           .0000
    A                                10.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5490357                           8.0000        183,750.00        100
    BRACKETT            JOHN          8.0000        183,232.82         ZZ
                                      7.5000          1,348.30         1
                                     14.0000          1,348.30         75
    HILTON HEAD IS  SC    29928      13.5000       06/21/01
    161209352                          .0000       08/01/01            00
    161209352                          .0000       07/01/31            0
    0                                 3.2500       07/01/03        07/01/03
1


    926/926                           2.7500       08/01/03        08/01/03
      45                              6.0000          .0000           .0000
    A                                10.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5490358                           8.0000         87,200.00        100
    ALLISON             SHANE         8.0000         87,082.57         ZZ
                                      7.5000            639.85         1
                                     14.0000            639.85         80
    HILTON HEAD IS  SC    29928      13.5000       07/05/01
    161209477                          .0000       09/01/01            00
    161209477                          .0000       08/01/31            0
    0                                 3.7500       08/01/03        08/01/03
    926/926                           3.2500       09/01/03        09/01/03
      45                              6.0000          .0000           .0000
    A                                10.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5490359                           8.0000        101,500.00        100
    TORANI              JAY           8.0000        101,363.32         ZZ
                                      7.5000            744.78         1
                                     14.0000            744.78         79
    HILTON HEAD IS  SC    29928      13.5000       07/19/01
    161209618                          .0000       09/01/01            00
    161209618                          .0000       08/01/31            0
    0                                 3.7500       08/01/03        08/01/03
    926/926                           3.2500       09/01/03        09/01/03
      45                              6.0000          .0000           .0000
    A                                10.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5490364                           6.0000      1,237,000.00        100
    SUESS               GERALD        6.0000      1,207,441.90         ZZ
                                      5.5000          7,492.74         1
                                     12.0000          7,492.74         57
    HILTON HEAD IS  SC    29926      11.5000       01/01/00
1


    162000834                          .0000       02/01/00            00
    162000834                          .0000       03/01/29            0
    0                                 3.2500       03/01/02        03/01/02
    926/926                           2.7500       04/01/02        04/01/02
      45                              4.0000          .0000           .0000
    A                                 8.0000           12             12
      350                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5490366                           8.2500        552,000.00        100
    KELLEY              WILLIAM       8.2500        547,866.75         ZZ
                                      7.7500          4,262.87         1
                                     14.5000          4,166.66         69
    HILTON HEAD     SC    29928      14.0000       11/01/00
    162001600                          .0000       12/01/00            00
    162001600                          .0000       04/01/30            0
    0                                 3.5000       04/01/01        04/01/02
    926/926                           3.0000       05/01/01        05/01/02
      45                              6.5000          .0000           .0000
    A                                10.5000           12             12
      353                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              01          11/01/00
        .0000                           03             E           02/21/05
                                        O             .8750


    5490367                           7.3750        900,000.00        100
    PLUMMER             WILLIAM       7.3750        896,383.70         ZZ
                                      6.8750          6,968.34         1
                                     14.5000          6,276.41         78
    ALPHARETTA      GA    30005      14.0000       05/01/01
    162001741                          .0000       06/01/01            00
    162001741                          .0000       06/01/30            0
    0                                 3.2500       06/01/01        06/01/02
    926/926                           2.7500       07/01/01        07/01/02
      45                              6.5000          .0000           .0000
    A                                10.5000           12             12
      349                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              01          05/01/01
        .0000                           03             E           04/12/05
                                        O             .8750


    5490368                           6.7500        275,000.00        100
    DETTMANN            VICTORIA      6.7500        274,318.67         ZZ
1


                                      6.2500          2,173.69         1
                                     14.7500          1,798.39         71
    HILTON HEAD IS  SC    29928      14.2500       06/01/01
    162002020                          .0000       07/01/01            00
    162002020                          .0000       10/01/30            0
    0                                 3.2500       10/01/01        10/01/02
    926/926                           2.7500       11/01/01        11/01/02
      45                              6.7500          .0000           .0000
    A                                10.7500           12             12
      352                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              01          06/01/01
        .0000                           03             E           08/26/05
                                        O             .6250


    5490370                           8.2500        443,250.00        100
    SABA_JR             J             8.2500        442,343.35         ZZ
                                      7.7500          3,347.49         1
                                     14.2500          3,347.49         90
    BLUFFTON        SC    29910      13.7500       07/01/01
    162002111                          .0000       08/01/01            04
    162002111                          .0000       11/01/30           25
    0                                 3.2500       11/01/01        11/01/01
    926/926                           2.7500       12/01/01        12/01/01
      45                              6.2500          .0000           .0000
    A                                10.2500           12             12
      352                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              01          07/01/01
        .0000                           03             E           09/01/05
                                        O             .8750


    5490371                           7.7500        300,000.00        100
    MCVEY               MICHAEL       7.7500        299,322.95         ZZ
                                      7.2500          2,161.73         1
                                     13.7500          2,161.73         58
    BLUFFTON        SC    29910      13.2500       07/01/01
    162002145                          .0000       08/01/01            00
    162002145                          .0000       11/01/30            0
    0                                 3.2500       11/01/01        11/01/01
    926/926                           2.7500       12/01/01        12/01/01
      45                              5.7500          .0000           .0000
    A                                 9.7500           12             12
      352                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              01          07/01/01
        .0000                           03             E           09/24/05
                                        O             .8750
1




    5490372                           8.7500        210,000.00        100
    ABNEY               ROGER         8.7500        209,487.84         ZZ
                                      8.2500          1,657.90         1
                                     14.7500          1,657.90         54
    HILTON HEAD IS  SC    29928      14.2500       06/01/01
    162002210                          .0000       07/01/01            00
    162002210                          .0000       12/01/30            0
    0                                 3.2500       12/01/01        12/01/01
    926/926                           2.7500       01/01/02        01/01/02
      45                              6.7500          .0000           .0000
    A                                10.7500           12             12
      354                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              01          06/01/01
        .0000                           03             E           10/01/05
                                        N             .6250


    5490373                           8.1250        671,100.00        100
    HOVER               BRIAN         8.1250        668,631.03         ZZ
                                      7.6250          5,031.06         1
                                     14.5000          5,031.06         72
    HILTON HEAD IS  SC    29926      14.0000       05/01/01
    164000055                          .0000       06/01/01            00
    164000055                          .0000       03/01/30            0
    0                                 3.2500       03/01/02        03/01/02
    926/926                           2.7500       04/01/02        04/01/02
      45                              6.5000          .0000           .0000
    A                                10.5000           12             12
      346                               1            2.0000          2.0000
       6.3750                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5490375                           7.7500        449,700.00        100
    BOLDEN              BENNY         7.7500        447,694.11         ZZ
                                      7.2500          3,233.27         1
                                     13.7500          3,233.27         71
    HILTON HEAD IS  SC    29928      13.2500       04/01/01
    164000212                          .0000       05/01/01            00
    164000212                          .0000       11/01/30            0
    0                                 3.2500       11/01/01        11/01/01
    926/926                           2.7500       12/01/01        12/01/01
      45                              5.7500          .0000           .0000
    A                                 9.7500           12             12
      355                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           4              01          04/01/01
        .0000                           03             E           09/01/05
                                        O             .8750


    5495001                           7.9500         55,250.00        100
    BRUMFIELD           WILLIAM       7.9500         55,174.83         ZZ
                                      7.4500            403.49         1
                                     14.9500            403.49         85
    PALM HARBOR     FL    34684      14.4500       06/29/01
    0433149697                         .0000       09/01/01            23
    1000247535                         .0000       08/01/31            0
    0                                 6.3750       08/01/03        08/01/03
    W02/U57                           5.8750       09/01/03        09/01/03
      25                              7.9500          .0000           .0000
    A                                10.9500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    5495002                          10.9300         65,700.00        100
    GLENN               LARRY        10.9300         65,652.22         ZZ
                                     10.4300            622.20         1
                                     16.9300            622.20        100
    KNOXVILLE       TN    37914      16.4300       07/20/01
    0433188232                         .0000       09/01/01            23
    2001295                            .0000       08/01/31            0
    0                                 7.7800       08/01/03        08/01/03
    L57/U57                           7.2800       09/01/03        09/01/03
      25                             10.9300          .0000           .0000
    A                                12.9300            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5495003                           9.9900         31,500.00        100
    GRAVES              LAWRENCE      9.9900         31,457.76         ZZ
                                      9.4900            276.20         1
                                     15.9900            276.20         75
    HIGH POINT      NC    27260      15.4900       07/13/01
    0433148640                        9.9900       08/13/01            00
    29097310                          9.4900       07/13/31            0
    0                                 6.4900       07/01/03        07/01/03
    N74/U56                           5.9900       08/01/03        08/01/03
      25                              9.9900          .0000           .0000
    A                                10.9900            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5495009                          11.1250        126,600.00        100
    DOBRIN              OVIDIU       11.1250        126,314.18         ZZ
                                     10.6250          1,217.61         1
                                     17.1250          1,217.61         85
    LAWRENCEVILLE   GA    30043      16.6250       04/25/01
    0433151768                       11.1250       06/01/01            23
    50001312                         10.6250       05/01/31            0
    0                                 6.3750       05/01/03        05/01/03
    W78/U57                           5.8750       06/01/03        06/01/03
      25                             11.1250          .0000           .0000
    A                                13.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5495011                          11.0500         37,800.00        100
    BRANNEN             WILLIAM      11.0500         37,773.20         ZZ
                                     10.5500            361.41         1
                                     17.0500            361.41         90
    LADY LAKE       FL    32159      16.5500       07/31/01
    0433158359                         .0000       09/01/01            23
    800867766                          .0000       08/01/31            0
    0                                 6.4900       08/01/03        08/01/03
    U59/U56                           5.9900       09/01/03        09/01/03
      25                             11.0500          .0000           .0000
    A                                14.0500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    5496503                          10.1250        161,405.00        100
    COLLETTI            FRANK        10.1250        160,139.82         ZZ
                                      9.6250          1,431.38         1
                                     16.1250          1,431.38         95
    PHOENIX         AZ    85044      15.6250       04/28/00
    0433119658                         .0000       06/01/00            23
    61362649                           .0000       05/01/30            0
    0                                 6.0000       05/01/02        05/01/02
1


    T68/U56                           5.5000       06/01/02        06/01/02
      25                              7.1250          .0000           .0000
    A                                13.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5496504                           9.5500        160,000.00        100
    BRITT               DOROTHY       9.5500        158,499.24         ZZ
                                      9.0500          1,351.21         1
                                     15.5500          1,351.21         95
    ALICEVILLE      AL    35442      15.0500       03/27/00
    0433119120                         .0000       05/01/00            23
    61649077                           .0000       04/01/30            0
    0                                 6.5000       04/01/02        04/01/02
    T68/U56                           6.0000       05/01/02        05/01/02
      25                              6.5500          .0000           .0000
    A                                12.5500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5496505                          11.0000        137,750.00        100
    HANEY               ROBERT       11.0000        136,650.95         ZZ
                                     10.5000          1,311.83         1
                                     17.0000          1,311.83         95
    TUSCUMBIA       AL    35674      16.5000       04/05/00
    0433119633                         .0000       05/01/00            23
    61650083                           .0000       04/01/30            0
    0                                 6.0000       04/01/02        04/01/02
    T68/U56                           5.5000       05/01/02        05/01/02
      25                              8.0000          .0000           .0000
    A                                14.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5496506                           9.5250        848,000.00        100
    CASEY               DARREN        9.5250        841,418.22         ZZ
                                      9.0250          7,145.92         1
                                     15.5250          7,145.92         80
    SAN ANTONIO     TX    78209      15.0250       06/21/00
1


    0433119617                         .0000       08/01/00            00
    61760474                           .0000       07/01/30            0
    0                                 6.5000       07/01/03        07/01/03
    T68/U56                           6.0000       08/01/03        08/01/03
      25                              8.0250          .0000           .0000
    A                                11.0250            6              6
      360                               E            1.5000          1.5000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5496514                          10.5000         88,875.00        100
    ROMO                MANUEL       10.5000         88,545.83         ZZ
                                     10.0000            812.97         1
                                     16.5000            812.97         94
    TUCSON          AZ    85743      16.0000       12/22/00
    0433119401                         .0000       02/01/01            23
    62258047                           .0000       01/01/31            0
    0                                 6.5000       01/01/04        01/01/04
    T68/U56                           6.0000       02/01/04        02/01/04
      25                              7.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    5511151                           9.9900        119,000.00        100
    STAMPLEY            LINDA         9.9900        118,840.42         ZZ
                                      9.4900          1,043.43         1
                                     16.9900          1,043.43         85
    ST. PAUL        MN    55104      16.4900       06/26/01
    0433124708                         .0000       08/01/01            23
    MN010627                           .0000       07/01/31            0
    0                                 6.9900       07/01/03        07/01/03
    W47/U56                           6.4900       08/01/03        08/01/03
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5511248                           9.7500        103,500.00        100
    MCNAMEE             ANN           9.7500        103,451.71         ZZ
1


                                      9.2500            889.23         1
                                     15.7500            889.23         90
    COLUMBUS        OH    43214      15.2500       08/16/01
    0433125374                        9.7500       10/01/01            23
    0102254703                        9.2500       09/01/31            0
    0                                 8.6250       09/01/03        09/01/03
    Q64/U57                           8.1250       10/01/03        10/01/03
      25                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5545013                           8.8700        234,000.00        100
    COOPER              JOHN          8.8700        233,468.87         ZZ
                                      8.3700          1,860.97         1
                                     15.8700          1,860.97         90
    PRIOR LAKE      MN    55372      15.3700       05/22/01
    0433174430                         .0000       07/01/01            23
    MN010515                           .0000       06/01/31            0
    0                                 4.1600       06/01/04        06/01/04
    W47/U56                           3.6600       07/01/04        07/01/04
      25                              8.8700          .0000           .0000
    A                                11.8700            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5545014                           9.9600        115,200.00        100
    FINGER              ANNA          9.9600        115,096.77         ZZ
                                      9.4600          1,007.56         1
                                     16.9600          1,007.56         89
    DODGE CENTER    MN    55927      16.4600       07/25/01
    0433174356                         .0000       09/01/01            23
    MN010706                           .0000       08/01/31            0
    0                                 7.9600       08/01/03        08/01/03
    W47/U56                           7.4600       09/01/03        09/01/03
      25                              9.9600          .0000           .0000
    A                                12.9600            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5548051                           9.5000        258,750.00        100
    WILLIAMS            AUDREY        9.5000        258,622.72         ZZ
                                      9.0000          2,175.72         1
                                     15.5000          2,175.72         90
    RICHMOND HEIGH  OH    44143      15.2500       08/27/01
    0433156635                        9.5000       10/01/01            23
    0102282209                        9.2500       09/01/31            0
    0                                 8.6250       09/01/03        09/01/03
    Q64/U57                           8.1250       10/01/03        10/01/03
      25                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5548060                          10.0000        104,400.00        100
    MADDEN              SHIELA       10.0000        104,353.81         ZZ
                                      9.5000            916.19         1
                                     16.0000            916.19         90
    CHATTANOOGA     TN    37416      15.7500       08/21/01
    0433156296                       10.0000       10/01/01            23
    0302272307                        9.7500       09/01/31            0
    0                                 8.3750       09/01/03        09/01/03
    Q64/U57                           7.8750       10/01/03        10/01/03
      25                             10.0000          .0000           .0000
    A                                13.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5550865                           9.5000        152,100.00        100
    FERDUSE             JANNATUL      9.5000        152,025.19         ZZ
                                      9.0000          1,278.94         1
                                     15.5000          1,278.94         90
    HOLLYWOOD       FL    33021      15.2500       08/22/01
    0433156643                        9.5000       10/01/01            23
    0102320405                        9.2500       09/01/31            0
    0                                 8.3750       09/01/03        09/01/03
    Q64/U57                           7.8750       10/01/03        10/01/03
      25                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5558664                          10.6800        273,500.00        100
    PATTERSON           DOROTHY      10.6800        273,183.58         ZZ
                                     10.1800          2,538.69         1
                                     16.6800          2,538.69        100
    CLEMMONS        NC    27012      16.1800       07/30/01
    0433157864                       10.6800       08/30/01            23
    29103310                         10.1800       07/30/31            0
    0                                 7.0800       07/30/03        07/30/03
    N74/U56                           6.5800       08/30/03        08/30/03
      25                             10.6800          .0000           .0000
    A                                11.6800            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5571035                          11.0000        223,200.00        100
    AMBRIZ              GABRIEL      11.0000        223,040.09         ZZ
                                     10.5000          2,125.59         2
                                     17.0000          2,125.59         95
    LOS ANGELES     CA    90032      16.5000       07/18/01
    0433174943                         .0000       09/01/01            23
    913393043                          .0000       08/01/31            0
    0                                 4.8750       08/01/03        08/01/03
    731/U57                           4.3750       09/01/03        09/01/03
      25                             11.0000          .0000           .0000
    A                                14.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5615642                           8.8750        232,000.00        100
    COLLAZO             DAVID         8.8750        231,195.96         ZZ
                                      8.6250          1,845.90         1
                                     15.3750          1,845.90         80
    SAN GABRIEL     CA    91775      15.1250       03/15/01
    0433188497                        8.8750       05/01/01            23
    12181                             8.6250       04/01/31            0
    0                                 6.7500       04/01/03        04/01/03
    Q17/U57                           6.5000       05/01/03        05/01/03
      45                              8.8750          .0000           .0000
    A                                11.8750            6              6
1


      360                               9            1.5000          1.5000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5615643                           9.0000        111,200.00        100
    ESTRADA             RUBEN         9.0000        110,891.71         ZZ
                                      8.5000            894.74         1
                                     16.0000            894.74         80
    OXNARD          CA    93030      15.5000       04/17/01
    0433188356                        9.0000       06/01/01            00
    12861                             8.5000       05/01/31            0
    0                                 5.7500       05/01/04        05/01/04
    Q17/U57                           5.2500       06/01/04        06/01/04
      45                              9.0000          .0000           .0000
    A                                10.0000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635433                          11.7400         83,430.00        100
    BRANDENBURG         MITCHELL     11.7400         83,051.85         ZZ
                                     11.2400            841.51         1
                                     17.7400            841.51         93
    FRANKLIN        OH    45005      17.2400       07/21/00
    0433181377                       11.7400       09/01/00            23
    50003212                         11.2400       08/01/30            0
    0                                 5.9000       08/01/02        08/01/02
    W06/U56                           5.4000       09/01/02        09/01/02
      25                             11.7400          .0000           .0000
    A                                14.7400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635439                           9.8400         72,000.00        100
    HOOPER              FREDDIE       9.8400         71,513.15         ZZ
                                      9.3400            623.36         1
                                     15.8400            623.36         80
    CHICAGO         IL    60628      15.3400       07/24/00
    0433184249                        9.8400       09/01/00            00
    50004016                          9.3400       08/01/30            0
    0                                 4.9000       08/01/02        08/01/02
1


    W06/U56                           4.4000       09/01/02        09/01/02
      25                              9.8400          .0000           .0000
    A                                12.8400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635455                          10.2900        156,750.00        100
    WALKER              JOHNNY       10.2900        155,447.13         ZZ
                                      9.7900          1,409.31         1
                                     16.2900          1,409.31         95
    PADUCAH         KY    42003      15.7900       04/17/00
    0433181526                       10.2900       06/01/00            23
    50006299                          9.7900       05/01/30            0
    0                                 6.2500       05/01/02        05/01/02
    W06/U56                           5.7500       06/01/02        06/01/02
      25                             10.2900          .0000           .0000
    A                                13.2900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635459                           9.4900         91,650.00        100
    GEISER              SAM           9.4900         90,831.52         ZZ
                                      8.9900            769.97         1
                                     15.4900            769.97         95
    TOLEDO          OH    43623      14.9900       04/28/00
    0433181567                        9.4900       06/01/00            23
    50006588                          8.9900       05/01/30            0
    0                                 6.2500       05/01/02        05/01/02
    W06/U56                           5.7500       06/01/02        06/01/02
      25                              9.4900          .0000           .0000
    A                                12.4900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635474                           9.9900        128,250.00        100
    CAROSELLO           MARK          9.9900        127,344.48         ZZ
                                      9.4900          1,124.54         1
                                     15.9900          1,124.54         90
    SAINT LOUIS     MO    63126      15.4900       06/28/00
1


    0433181773                        9.9900       08/01/00            23
    50007384                          9.4900       07/01/30            0
    0                                 5.9000       07/01/02        07/01/02
    W06/U56                           5.4000       08/01/02        08/01/02
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635480                           9.7900         85,000.00        100
    MALONE              WILLIAM       9.7900         84,375.28         ZZ
                                      9.2900            732.78         1
                                     15.7900            732.78         85
    COLUMBUS        OH    43207      15.2900       06/05/00
    0433181799                        9.7900       08/01/00            23
    50007902                          9.2900       07/01/30            0
    0                                 6.0000       07/01/02        07/01/02
    W06/U56                           5.5000       08/01/02        08/01/02
      25                              9.7900          .0000           .0000
    A                                12.7900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635481                           9.7900        109,650.00        100
    HALL                D_ RONALD     9.7900        108,844.05         ZZ
                                      9.2900            945.29         1
                                     15.7900            945.29         85
    ANDERSON        SC    29625      15.2900       05/30/00
    0433181807                        9.7900       08/01/00            23
    50007931                          9.2900       07/01/30            0
    0                                 6.0000       07/01/02        07/01/02
    W06/U56                           5.5000       08/01/02        08/01/02
      25                              9.7900          .0000           .0000
    A                                12.7900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635489                          12.4900         78,850.00        100
    ARCHER              ANTHONY      12.4900         78,499.90         ZZ
1


                                     11.9900            840.92         1
                                     18.4900            840.92         90
    ADA             OH    45810      17.9900       05/18/00
    0433184652                       12.4900       07/01/00            23
    50008603                         11.9900       06/01/30            0
    0                                 5.5000       06/01/02        06/01/02
    W06/U56                           5.0000       07/01/02        07/01/02
      25                             12.4900          .0000           .0000
    A                                15.4900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635495                          10.9900         35,802.00        100
    APPLEGARTH          DENNIS       10.9900         35,597.31         ZZ
                                     10.4900            340.68         1
                                     16.9900            340.68         89
    VINTON          IA    52349      16.4900       06/23/00
    0433184728                       10.9900       08/01/00            23
    50009206                         10.4900       07/01/30            0
    0                                 5.9000       07/01/02        07/01/02
    W06/U56                           5.4000       08/01/02        08/01/02
      25                             10.9900          .0000           .0000
    A                                13.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635501                          10.1900         44,000.00        100
    ALAI                AUGUST       10.1900         43,681.01         ZZ
                                      9.6900            392.33         1
                                     16.1900            392.32         16
    OLMSTED FALLS   OH    44138      15.6900       05/24/00
    0433184793                       10.1900       07/01/00            00
    50009341                          9.6900       06/01/30            0
    0                                 6.2500       06/01/02        06/01/02
    W06/U56                           5.7500       07/01/02        07/01/02
      25                             10.1900          .0000           .0000
    A                                13.1900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5635506                          10.5500        135,000.00        100
    SIMS                OTIS         10.5500        134,212.96         ZZ
                                     10.0500          1,239.95         1
                                     16.5500          1,239.95         90
    RICHMOND        VA    23225      16.0500       06/29/00
    0433184850                       10.5500       09/01/00            23
    50020055                         10.0500       08/01/30            0
    0                                 6.0000       08/01/02        08/01/02
    W06/U56                           5.5000       09/01/02        09/01/02
      25                             10.5500          .0000           .0000
    A                                13.5500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635515                          10.6900        112,000.00        100
    BONE                CYNTHIA      10.6900        111,555.29         ZZ
                                     10.1900          1,040.45         2
                                     16.6900          1,040.45         71
    CHICAGO         IL    60624      16.1900       11/04/00
    0433184959                       10.6900       01/01/01            00
    50020860                         10.1900       12/01/30            0
    0                                 7.5000       12/01/02        12/01/02
    W06/U56                           7.0000       01/01/03        01/01/03
      25                             10.6900          .0000           .0000
    A                                13.6900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635516                          11.5400         59,250.00        100
    EAVES               JONNIE       11.5400         59,090.75         ZZ
                                     11.0400            588.56         1
                                     17.5400            588.56         75
    GASTONIA        NC    28052      17.0400       01/20/01
    0433184967                       11.5400       03/01/01            00
    50020886                         11.0400       02/01/31            0
    0                                 7.5000       02/01/03        02/01/03
    W06/U56                           7.0000       03/01/03        03/01/03
      25                             11.5400          .0000           .0000
    A                                14.5400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635517                          10.8400        138,600.00        100
    LANDERS             DYRL         10.8400        138,047.30         ZZ
                                     10.3400          1,303.19         1
                                     16.8400          1,303.19         90
    BOURBONNAIS     IL    60914      16.3400       08/26/00
    0433184975                       10.8400       10/01/00            23
    50020915                         10.3400       09/01/30            0
    0                                 6.0000       09/01/02        09/01/02
    W06/U56                           5.5000       10/01/02        10/01/02
      25                             10.8400          .0000           .0000
    A                                13.8400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635550                          11.0400         68,300.00        100
    CONDON              CLARITA      11.0400         68,048.37         ZZ
                                     10.5400            652.50         1
                                     17.0400            652.50         85
    ERIE            PA    16508      16.5400       11/16/00
    0433185303                       11.0400       01/01/01            23
    50022894                         10.5400       12/01/30            0
    0                                 6.2500       12/01/02        12/01/02
    W06/U56                           5.7500       01/01/03        01/01/03
      25                             11.0400          .0000           .0000
    A                                14.0400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635579                          10.6400         92,700.00        100
    COE                 ELWIN        10.6400         91,993.60         ZZ
                                     10.1400            857.68         1
                                     16.6400            857.68         90
    MIDDLEFIELD     OH    44062      16.1400       01/05/01
    0433185659                       10.6400       03/01/01            23
    50024195                         10.1400       02/01/31            0
    0                                 6.0000       02/01/03        02/01/03
    W06/U56                           5.5000       03/01/03        03/01/03
      25                             10.6400          .0000           .0000
    A                                13.6400            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635595                          10.6400         78,500.00        100
    BARTLETT            JAMES        10.6400         78,245.44         ZZ
                                     10.1400            726.30         1
                                     16.6400            726.30         94
    MUNCIE          IN    47304      16.1400       02/23/01
    0433185824                       10.6400       04/01/01            23
    50024468                         10.1400       03/01/31            0
    0                                 6.2500       03/01/03        03/01/03
    W06/U56                           5.7500       04/01/03        04/01/03
      25                             10.6400          .0000           .0000
    A                                13.6400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635606                          11.0400         85,500.00        100
    SATTERFIELD         SALINA       11.0400         85,282.52         ZZ
                                     10.5400            816.82         1
                                     17.0400            816.82         75
    ASHEBORO        NC    27203      16.5400       02/13/01
    0433185956                       11.0400       04/01/01            00
    50024696                         10.5400       03/01/31            0
    0                                 7.5000       03/01/03        03/01/03
    W06/U56                           7.0000       04/01/03        04/01/03
      25                             11.0400          .0000           .0000
    A                                14.0400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635610                          10.2400         68,800.00        100
    MERRITT             CARLA        10.2400         68,589.60         ZZ
                                      9.7400            616.01         1
                                     16.2400            616.01         80
    DAYTON          OH    45405      15.7400       02/26/01
    0433185998                       10.2400       05/01/01            00
    50024784                          9.7400       04/01/31            0
    0                                 7.5000       04/01/03        04/01/03
1


    W06/U56                           7.0000       05/01/03        05/01/03
      25                             10.2400          .0000           .0000
    A                                13.2400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635611                           9.8900         80,750.00        100
    MOORE               BEULAH        9.8900         80,526.02         ZZ
                                      9.3900            702.08         1
                                     15.8900            702.08         85
    WINSTON SALEM   NC    27105      15.3900       03/05/01
    0433186004                        9.8900       05/01/01            23
    50024806                          9.3900       04/01/31            0
    0                                 6.2500       04/01/03        04/01/03
    W06/U56                           5.7500       05/01/03        05/01/03
      25                              9.8900          .0000           .0000
    A                                12.8900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635615                          10.0400         95,000.00        100
    BUSCHELMAN          MARY         10.0400         94,744.70         ZZ
                                      9.5400            836.50         1
                                     16.0400            836.50         72
    CINCINNATI      OH    45240      15.5400       03/06/01
    0433186053                       10.0400       05/01/01            00
    50024840                          9.5400       04/01/31            0
    0                                 6.2500       04/01/03        04/01/03
    W06/U56                           5.7500       05/01/03        05/01/03
      25                             10.0400          .0000           .0000
    A                                13.0400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635621                           9.9400         92,650.00        100
    YOUNG               JUNE          9.9400         92,086.14         ZZ
                                      9.4400            808.97         1
                                     15.9400            808.97         85
    JOLIET          IL    60436      15.4400       09/25/00
1


    0433186111                        9.9400       11/01/00            23
    50025123                          9.4400       10/01/15            0
    0                                 5.7500       10/01/02        10/01/02
    W06/U56                           5.2500       11/01/02        11/01/02
      25                              9.9400          .0000           .0000
    A                                12.9400            6              6
      180                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635649                           9.8900         90,100.00        100
    WARREN              ELVIRA        9.8900         89,850.06         ZZ
                                      9.3900            783.38         1
                                     15.8900            783.38         85
    MARION          IN    46952      15.3900       03/23/01
    0433186418                        9.8900       05/01/01            23
    50026070                          9.3900       04/01/31            0
    0                                 6.2500       04/01/03        04/01/03
    W06/U56                           5.7500       05/01/03        05/01/03
      25                              9.8900          .0000           .0000
    A                                12.8900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635650                           9.6400         45,000.00        100
    LYLE                LEE           9.6400         44,890.81         ZZ
                                      9.1400            382.99         1
                                     15.6400            382.99         79
    PEORIA          IL    61604      15.1400       03/30/01
    0433186426                        9.6400       06/01/01            00
    50026071                          9.1400       05/01/31            0
    0                                 6.2500       05/01/03        05/01/03
    W06/U56                           5.7500       06/01/03        06/01/03
      25                              9.6400          .0000           .0000
    A                                12.6400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635653                          10.3900         55,200.00        100
    KRAPEK              WILLIAM      10.3900         55,085.74         ZZ
1


                                      9.8900            500.40         1
                                     16.3900            500.40         80
    JACKSONVILLE    FL    32257      15.8900       04/25/01
    0433186459                       10.3900       06/01/01            00
    50026150                          9.8900       05/01/31            0
    0                                 7.5000       05/01/03        05/01/03
    W06/U56                           7.0000       06/01/03        06/01/03
      25                             10.3900          .0000           .0000
    A                                13.3900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    5635656                          10.2900        204,000.00        100
    WEST                AUDREY       10.2900        203,656.33         ZZ
                                      9.7900          1,834.12         1
                                     16.2900          1,834.12         85
    POMPANO BEACH   FL    33067      15.7900       05/25/01
    0433186483                       10.2900       07/01/01            23
    50026226                          9.7900       06/01/31            0
    0                                 6.2500       06/01/03        06/01/03
    W06/U56                           5.7500       07/01/03        07/01/03
      25                             10.2900          .0000           .0000
    A                                13.2900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635657                           9.4900         85,000.00        100
    FAULKNER            STEVE         9.4900         84,743.58         ZZ
                                      8.9900            714.11         1
                                     15.4900            714.11         85
    DAYTON          OH    45449      14.9900       03/26/01
    0433186491                        9.4900       05/01/01            23
    50026246                          8.9900       04/01/31            0
    0                                 6.2500       04/01/03        04/01/03
    W06/U56                           5.7500       05/01/03        05/01/03
      25                              9.4900          .0000           .0000
    A                                12.4900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5635658                           9.2400         83,200.00        100
    COOK                JOHN          9.2400         82,980.54         ZZ
                                      8.7400            683.86         1
                                     15.2400            683.86         80
    CINCINNATI      OH    45251      14.7400       03/30/01
    0433186509                        9.2400       06/01/01            00
    50026270                          8.7400       05/01/31            0
    0                                 6.2500       05/01/03        05/01/03
    W06/U56                           5.7500       06/01/03        06/01/03
      25                              9.2400          .0000           .0000
    A                                12.2400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635673                           9.4900         96,800.00        100
    PATTON              TALMADGE      9.4900         96,557.64         ZZ
                                      8.9900            813.24         1
                                     15.4900            813.24         80
    CONCORD         NC    28025      14.9900       04/30/01
    0433186665                        9.4900       06/01/01            00
    50027666                          8.9900       05/01/31            0
    0                                 6.2500       05/01/03        05/01/03
    W06/U56                           5.7500       06/01/03        06/01/03
      25                              9.4900          .0000           .0000
    A                                12.4900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5635677                           9.6000         99,000.00        100
    COX_III             CARL          9.6000         98,646.71         ZZ
                                      9.1000            839.68         1
                                     15.6000            839.68         85
    WASHINGTON      NC    27889      15.1000       04/20/01
    0433186707                        9.6000       06/01/01            23
    50027715                          9.1000       05/01/31            0
    0                                 6.0000       05/01/03        05/01/03
    W06/U56                           5.5000       06/01/03        06/01/03
      25                              9.6000          .0000           .0000
    A                                12.6000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    5645236                          10.7000         69,350.00        100
    GROZA               ROMAS        10.7000         69,270.10         ZZ
                                     10.2000            644.77         2
                                     16.7000            644.77         95
    CHICAGO         IL    60609      16.2000       07/06/01
    0433184082                       10.7000       08/06/01            23
    105071887752                     10.2000       07/06/31            0
    0                                 8.2300       07/06/04        07/06/04
    Q82/U56                           7.7300       08/06/04        08/06/04
      25                             10.7000          .0000           .0000
    A                                13.7000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5645239                           9.0800         58,400.00        100
    COOPER              JENNIFER      9.0800         58,273.07         ZZ
                                      8.5800            473.27         1
                                     15.0800            473.27         80
    JACKSONVILLE    FL    32254      14.5800       06/01/01
    0433183621                        9.0800       07/01/01            00
    105480188102                      8.5800       06/01/31            0
    0                                 7.3700       06/01/03        06/01/03
    Q82/U56                           6.8700       07/01/03        07/01/03
      25                              9.0800          .0000           .0000
    A                                12.0800            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5645256                           9.3500        166,000.00        100
    GUZMAN              JESUS         9.3500        165,830.80         ZZ
                                      8.8500          1,377.69         1
                                     15.3500          1,377.69         92
    CHICAGO         IL    60639      14.8500       08/16/01
    0433184314                        9.3500       09/21/01            23
    107257295463                      8.8500       08/21/31            0
    0                                 7.2100       08/21/04        08/21/04
    Q82/U56                           6.7100       09/21/04        09/21/04
      25                              9.3500          .0000           .0000
    A                                12.3500            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5645257                          11.0500        108,900.00        100
    MILLER              BRIDGETTE    11.0500        108,822.82         ZZ
                                     10.5500          1,041.20         1
                                     17.0500          1,041.20         90
    ST. LOUIS       MO    63116      16.5500       07/18/01
    0433184330                       11.0500       09/01/01            23
    107292692574                     10.5500       08/01/31            0
    0                                 7.8700       08/01/04        08/01/04
    Q82/U56                           7.3700       09/01/04        09/01/04
      25                             11.0500          .0000           .0000
    A                                14.0500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5645262                           8.6400        102,600.00        100
    BEFFORD             LAWRENCE      8.6400        102,416.62         ZZ
                                      8.1400            799.11         2
                                     14.6400            799.11         95
    THREE RIVERS    MA    01080      14.1400       07/30/01
    0433184389                        8.6400       08/30/01            23
    107609393276                      8.1400       07/30/31            0
    0                                 7.2500       07/30/03        07/30/03
    Q82/U56                           6.7500       08/30/03        08/30/03
      25                              8.6400          .0000           .0000
    A                                11.6400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5645266                           9.8900         81,600.00        100
    SCHRAMM             RON           9.8900         81,488.21         ZZ
                                      9.3900            709.48         1
                                     15.8900            709.48         85
    AKRON           OH    44312      15.3900       07/25/01
    0433184421                        9.8900       08/30/01            23
    107800893351                      9.3900       07/30/31            0
    0                                 8.9800       07/30/04        07/30/04
1


    Q82/U56                           8.4800       08/30/04        08/30/04
      25                              9.8900          .0000           .0000
    A                                12.8900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5645267                           8.4900         43,400.00        100
    SUPERTZI            ANTHONY       8.4900         43,252.85         ZZ
                                      7.9900            333.41         1
                                     14.4900            333.41         70
    PITTSBURGH      PA    15213      13.9900       07/16/01
    0433183944                        8.4900       08/16/01            00
    107807092067                      7.9900       07/16/31            0
    0                                 7.5800       07/16/04        07/16/04
    Q82/U56                           7.0800       08/16/04        08/16/04
      25                              8.4900          .0000           .0000
    A                                11.4900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    5645269                           9.9900        146,000.00        100
    LENNOX              JAMES         9.9900        145,870.00         ZZ
                                      9.4900          1,280.18         1
                                     15.9900          1,280.18        100
    BROOKPARK       OH    44142      15.4900       07/31/01
    0433184454                        9.9900       09/06/01            23
    107816194169                      9.4900       08/06/31            0
    0                                 9.0200       08/06/04        08/06/04
    Q82/U56                           8.5200       09/06/04        09/06/04
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5645273                           8.9900        107,000.00        100
    MCCOWAN             STEPHEN       8.9900        106,882.42         ZZ
                                      8.4900            860.18         1
                                     14.9900            860.18        100
    LANCASTER       SC    29720      14.4900       08/24/01
1


    0433184496                        8.9900       09/29/01            23
    107958696292                      8.4900       08/29/31            0
    0                                 6.4300       08/29/03        08/29/03
    Q82/U56                           5.9300       09/29/03        09/29/03
      25                              8.9900          .0000           .0000
    A                                11.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5645275                           9.8000        150,056.00        100
    YARGER              PEGGY         9.8000        149,411.79         ZZ
                                      9.3000          1,294.73         1
                                     15.8000          1,294.73         98
    PAXINOS         PA    17860      15.3000       01/10/01
    0433184512                        9.8000       02/16/01            23
    11991776350                       9.3000       01/16/31            0
    0                                 5.2800       01/16/03        01/16/03
    Q82/U56                           4.7800       02/16/03        02/16/03
      25                              9.8000          .0000           .0000
    A                                12.8000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5649460                           8.6800        159,317.00        100
    SCOTT               JEROME        8.6800        159,130.31         ZZ
                                      8.1800          1,245.40         1
                                     14.6800          1,245.40        103
    MACON           GA    31220      14.1800       08/08/01
    0433187440                        8.6800       09/13/01            23
    1079602031                        8.1800       08/13/31            0
    0                                 6.1600       08/13/03        08/13/03
    Q82/U56                           5.6600       09/13/03        09/13/03
      25                              8.6800          .0000           .0000
    A                                11.6800            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5649461                           9.8700        179,740.00        100
    MOORE_JR            JOHN          9.8700        179,658.25         ZZ
1


                                      9.3700          1,560.11         1
                                     15.8700          1,560.11         96
    NEWTON          KS    67114      15.3700       08/29/01
    0433187499                        9.8700       10/04/01            23
    1082974035                        9.3700       09/04/31            0
    0                                 6.5200       09/04/03        09/04/03
    Q82/U56                           6.0200       10/04/03        10/04/03
      25                              9.8700          .0000           .0000
    A                                12.8700            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5658740                          12.6250         84,000.00        100
    HALL                VALERIE      12.6250         83,008.52         ZZ
                                     12.1250            856.93         1
                                     18.8900            904.09         70
    WEST JORDAN     UT    84088      18.3900       08/11/98
    0040379430                       11.8900       10/01/98            00
    0040379430                       11.3900       09/01/28            0
    0                                 7.2500       09/01/00        03/01/02
    Q72/Q72                           6.7500       10/01/00        04/01/02
      25                             11.8900          .0000           .0000
    A                                14.8900            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5658962                          10.3500         45,200.00        100
    BIBEY               MARK         10.3500         44,473.49         ZZ
                                      9.8500            408.40         1
                                     16.3500            408.40         86
    CARTHAGE        NC    28326      15.8500       10/27/98
    0088722186                       10.3500       12/01/98            00
    0088722186                        9.8500       11/01/28            0
    0                                 6.2500       11/01/02        11/01/02
    Q72/Q72                           5.7500       12/01/02        12/01/02
       5                             10.3500          .0000           .0000
    A                                13.3500            6              6
      360                               9B           1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5661277                          14.4500         90,000.00        100
    DANIEL              MICHAEL      14.4500         89,793.35         ZZ
                                     13.9500          1,098.53         1
                                     20.4500          1,098.53         75
    WACO            TX    76708      19.9500       07/26/00
    4312656426                       14.4500       09/01/00            00
    4312656426                       13.9500       08/01/30            0
    0                                10.1500       08/01/03        08/01/03
    Q72/Q72                           9.6500       09/01/03        09/01/03
      25                             14.4500          .0000           .0000
    A                                17.4500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5665527                          12.7700        101,500.00        100
    JOHNSON             CARL         12.7700        100,539.76         ZZ
                                     12.2700          1,104.57         1
                                     19.7700          1,104.57         70
    HAMILTON        OH    45011      19.2700       12/18/98
    8011667                          12.7700       02/01/99            00
    8011667                          12.2700       01/01/29            0
    0                                 6.9500       01/01/01        01/01/02
    Q72/Q72                           6.4500       02/01/01        02/01/02
      45                             12.7700          .0000           .0000
    A                                15.7700            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000

   TOTAL NUMBER OF LOANS   :      1,083

   TOTAL ORIGINAL BALANCE  :   149,848,875.66

   TOTAL PRINCIPAL BALANCE :   148,231,350.80

   TOTAL ORIGINAL P+I      :     1,258,069.72

   TOTAL CURRENT P+I       :     1,265,018.29


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                          EXHIBIT G

                                 FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                                   Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature
****************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

 Enclosed Documents:          [ ] Promissory Note
                              [ ] Primary Insurance Policy
                              [ ] Mortgage or Deed of Trust
                              [ ] Assignment(s) of Mortgage or Deed of Trust
                              [ ] Title Insurance Policy
                              [ ] Other:  ________________

Name

Title

Date

                                         EXHIBIT H-1

                           FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF              )
                      : ss.:
COUNTY OF             )

               [NAME OF OFFICER], being first duly sworn, deposes and says:

               1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series 2001-RS3, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he makes this affidavit and agreement.

               2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

               3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

     4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

               5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

               6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

               7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

               8.  The Owner's Taxpayer Identification Number is ______________.

               9. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

               10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

               11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

               12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

               13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United


                                            H-1-2

States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

               14. The Owner hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the following statements in (a) or (b) are accurate: (a) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA; or

               (b) The purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or
Section 4975 of the Code, will not subject the Company, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement and, with respect to each source of funds ("Source") being used by the Purchaser to acquire the Certificates, each of the following statements are accurate: (a) the Purchaser is an insurance company; (b) the Source is assets of the Purchaser's "general account;" (c) the conditions set forth in Sections I and III of Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; and (d) the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan do not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

               (c) The Owner will provide the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

        In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a), (b) or (c) above.



                                            H-1-3

        Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.


                                            H-1-4

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 200__.

                                            [NAME OF OWNER]


                                            By:
                                               ------------------------------
                                            [Name of Officer]
                                            [Title of Officer]
[Corporate Seal]

ATTEST:



[Assistant] Secretary



               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this ____ day of ________________, 200__.




                                  NOTARY PUBLIC

                                            COUNTY  OF  STATE  OF My  Commission
                                            expires     the    ____    day    of
                                            _______________, 20__.


                                            H-1-5

                                         EXHIBIT H-2

                                FORM OF TRANSFEROR CERTIFICATE


                                                   __________________, 200__


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Bank One, National Association
Global Corporate Trust Services
One North State Street - 9th Floor
Chicago, Illinois 60602

Attention:  Residential Funding Corporation Series 2001-RS3

               Re:    Mortgage Pass-Through Certificates,
                      Series 2001-RS3, Class R

Ladies and Gentlemen:

               This letter is delivered to you in  connection  with the transfer
by        _______________________________        (the        "Seller")        to
_______________________________  (the  "Purchaser")  of  $_____________  Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 2001-RS3, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 2001 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and Bank One, National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

     1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

     2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit H-1. The Seller does not know or believe that any representation contained therein is false.

     3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section

1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

     4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                  Very truly yours,




                                  (Seller)


                                  By:
                                     ----------------------------------------
                                  Name:
                                       --------------------------------------
                                  Title:
                                        -------------------------------------



                                            H-2-2

                                          EXHIBIT I

                            FORM OF INVESTOR REPRESENTATION LETTER

                                  ______________, 20__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

Bank One, National Association
Global Corporate Trust Services
One North State Street - 9th Floor
Chicago, Illinois 60602

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 2001-RS3

               Re:    Mortgage Pass-Through Certificates,
                      Series 2001-RS3, [Class SB-     ]

Ladies and Gentlemen:

               _________________________ (the "Purchaser") intends to purchase from ___________________________ (the "Seller") $_____________ Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 2001-RS3, Class SB-__ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 2001 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and Bank One, National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

                      1. The  Purchaser  understands  that (a) the  Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and

               Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                      2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                      3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                      4. The Purchaser has been  furnished  with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________________, 20__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                      5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

               6. The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the following statements in (a) or (b) are correct:

                      (a) The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
               Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

                      (b) The Purchaser is an insurance  company;  the source of the funds being used by the Purchaser to acquire the Certificates is assets of the Purchaser's "general account"; the conditions set forth in Sections 1 and 3 of the Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; and the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan do not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

                      (c) has provided  the Trustee,  the Company and the Master
               Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the
               Code) in addition to those undertaken in the Pooling and Servicing Agreement.

               In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master
Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a), (b) or (c) above.


                           Very truly yours,


                           (Purchaser)

                           By:
                              ----------------------------------------
                           Name:
                                --------------------------------------
                           Title:
                                 -------------------------------------

                                          EXHIBIT J

                           FORM OF TRANSFEROR REPRESENTATION LETTER




                                           , 20
                                  ---------    --


Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

Bank One, National Association
Global Corporate Trust Services
One North State Street - 9th Floor
Chicago, Illinois 60602

Attention: Residential Funding Corporation Series 2001-RS3

               Re:    Mortgage Pass-Through Certificates,
                      Series 2001-RS3, [Class SB-]

Ladies and Gentlemen:

               In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 2001- RS3, Class SB-__ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 2001 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and Bank One, National Association, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                  Very truly yours,


                                  (Seller)



                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                          EXHIBIT K

                          TEXT OF AMENDMENT TO POOLING AND SERVICING
                         AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                       LIMITED GUARANTY


                                   ARTICLE XII

                    Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class SB Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class SB Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class SB Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class SB Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class SB Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class SB Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount

Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class SB Certificates, or such lower amount as may be established pursuant to Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class SB Certificateholders.

               (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class SB Certificates at the request of the Company that such substitution shall not lower the rating on the Class SB Certificates below the lesser of (a) the then-current rating assigned to the Class SB Certificates by such rating agency and (b) the original rating assigned to the Class SB Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class SB Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class SB Certificates below the lesser of (a) the then-current rating assigned to the Class SB Certificates by such rating agency and (b) the original rating assigned to the Class SB Certificates by such rating agency, unless (A) the Holder of 100% of the Class SB Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with
Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                          EXHIBIT L

                                   FORM OF LIMITED GUARANTY

                           RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                              Mortgage Pass-Through Certificates
                                 Series 2001-RS3


                                                            , 200__
                                             ---------------


Bank One, National Association
Global Corporate Trust Services
One North State Street - 9th Floor
Chicago, Illinois 60602

Attention:  Residential Funding Corporation Series 2001-RS3

Ladies and Gentlemen:

               WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of October 1, 2001 (the "Servicing Agreement"), among Residential Asset Mortgage Products, Inc. (the "Company"), Residential Funding and Bank One, National Association (the "Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage Pass-Through Certificates, Series 2001-RS3 (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class SB Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

     1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 12.01 of the Servicing Agreement.

               (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

               2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

               3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

     4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

     5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

     6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

     7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

     8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                            GENERAL MOTORS ACCEPTANCE
                                   CORPORATION


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                   ----------------------------


Acknowledged by:

BANK ONE, NATIONAL ASSOCIATION,
  as Trustee


By:
   -----------------------------------------
Name:
     -----------------------------
Title:
      --------------------------------------


RESIDENTIAL FUNDING MORTGAGE
  SECURITIES I, INC.


By:
   -----------------------------------------
Name:
     -----------------------------
Title:
      --------------------------------------

                                          EXHIBIT M

                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                                   __________________, 20____

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Bank One, National Association
Global Corporate Trust Services
One North State Street - 9th Floor
Chicago, Illinois 60602

Attention:  Residential Funding Corporation Series 2001-RS3

               Re: Mortgage Pass-Through Certificates, Series 2001-RS3 Assignment of Mortgage Loan


Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to _______________________ (the "Lender")
of _______________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 2001 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

          (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

         (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

        (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

     (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                Very truly yours,



                                    (Lender)

                                            By:
                                               -------------------------
                                            Name:
                                                 -----------------------
                                            Title:
                                                  ----------------------

                                          EXHIBIT N

                   FORM OF RULE 144A INVESTMENT REPRESENTATION


                    Description of Rule 144A Securities, including numbers:
                        ===============================================
                        ===============================================


               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

               1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

               2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of October 1, 2001 among Residential Funding Corporation as Master Servicer, Residential Asset Mortgage Products, Inc. as depositor pursuant to Section 5.02 of the Agreement and The First National Bank of Chicago, as trustee, as follows:

                      a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                      b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                      c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                      d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                      e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3.    The Buyer

                      a. is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

                      b. is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.]

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.



Print Name of Seller                        Print Name of Buyer

By:                                                By:
   -----------------------------------                -------------------------
    Name:                                             Name:
    Title:                                         Title:

Taxpayer Identification:                           Taxpayer Identification:

No.                                                No.
   -----------------------------------                -------------------------

Date:                                              Date:
     ---------------------------------                  -----------------------

                              ANNEX 1 TO EXHIBIT N


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

       The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

           1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

           2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

    ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

    ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
           (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

    ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

    ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

    ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

    ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

     ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

    ___    Trust  Fund.  The Buyer is a trust  fund  whose  trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

           3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

           4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

           5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___       ___              Will the Buyer be purchasing the Rule 144A
  Yes       No               Securities only for the Buyer's own account?

           6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

           7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                    Print Name of Buyer

                                    By:
                                            --------------------------------
                                            Name:
                                            Title:

                                    Date:
                                         -----------------------------------

                              ANNEX 2 TO EXHIBIT N


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]


               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

                1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

               2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

     ____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
          144A).

               3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

               4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

     5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

               6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                            Print Name of Buyer


                                            By:
                                               --------------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                            IF AN ADVISER:


                                            Print Name of Buyer


                                            Date:
                                                 -----------------------------

                                          EXHIBIT O

                                       HIGH COST LOANS

                                          EXHIBIT P

                             FORM OF ERISA REPRESENTATION LETTER

                                            ______________, 20__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

Bank One, National Association
Global Corporate Trust Services
One North State Street - 9th Floor
Chicago, Illinois 60602

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 2001-RS3

               Re:    Mortgage Pass-Through Certificates,
                      Series 2001-RS3, [Class         ]

Ladies and Gentlemen:

               _________________________ (the "Purchaser") intends to purchase from ___________________________ (the "Seller") $_____________ Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 2001-RS3, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 2001 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and Bank One, National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

                             (a) The  Purchaser  is not an  employee  benefit or
               other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

                             (b) The  Purchaser  is an  insurance  company;  the
               source of the funds being used by the Purchaser to acquire the Certificates is assets of the Purchaser's "general account"; the conditions set forth in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; and the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan do not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

                             (c) has provided  the Trustee,  the Company and the
               Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a), (b) or (c) above.
                                                   Very truly yours,


                                                   (Purchaser)

                                                   By:
                                                      ------------------------
                                                   Name:
                                                        ----------------------
                                                   Title:
                                                         ---------------------

                                          EXHIBIT Q

                            CERTIFICATE GUARANTY INSURANCE POLICY

                                          EXHIBIT R

                                 LIST OF RE-PERFORMING LOANS

                                          EXHIBIT S

                             LIST OF FORECLOSURE RESTRICTED LOANS